UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04146
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JOHN HANCOCK VARIABLE INSURANCE TRUST
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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 BERKELEY STREET, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2018. The first report applies to 40 of the Registrant’s portfolios, the second report applies to 12 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock
Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

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Annual Report
December 31, 2018

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	43

Summary portfolio of investments (See below for each portfolio’s page #)	49

Statements of assets and liabilities	93

Statements of operations	103

Statements of changes in net assets	113

Financial highlights	126

Notes to financial statements	145

Report of independent registered public accounting firm	188

Trustees and officers information	189

For more information	192

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust	4	49
American Asset Allocation Trust	5	50
American Global Growth Trust	6	50
American Growth Trust	7	51
American Growth-Income Trust	8	51
American International Trust	9	51
Blue Chip Growth Trust	10	51
Capital Appreciation Trust	11	52
Capital Appreciation Value Trust	12	53
Emerging Markets Value Trust	13	59
Equity Income Trust	14	60
Financial Industries Trust	15	61
Fundamental All Cap Core Trust	16	63
Fundamental Large Cap Value Trust	17	64
Global Trust	18	65
Health Sciences Trust	19	66
International Equity Index Trust	20	67
International Growth Stock Trust	21	69
International Small Company Trust	22	70
International Value Trust	23	71
Lifestyle Aggressive Portfolio	24	73
Lifestyle Balanced Portfolio	25	73
Lifestyle Conservative Portfolio	26	74
Lifestyle Growth Portfolio	27	74
Lifestyle Moderate Portfolio	28	74
Mid Cap Index Trust	29	74
Mid Cap Stock Trust	30	76
Mid Value Trust	31	77
Mutual Shares Trust	32	78
Real Estate Securities Trust	33	80
Science & Technology Trust	34	80
Small Cap Index Trust	35	81
Small Cap Opportunities Trust	36	83
Small Cap Stock Trust (formerly Small Cap Growth)	37	84
Small Cap Value Trust	38	85
Small Company Value Trust	39	86
Strategic Equity Allocation Trust	40	86
Total Stock Market Index Trust	41	88
Utilities Trust	42	90

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2018. The views expressed are those of the portfolio managers as of December 31, 2018, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg Barclays is a registered trademark of Bloomberg LP. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited(John Hancock Asset Management (North America))
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	19.4
Health care	15.0
Financials	12.9
Communication services	9.8
Consumer discretionary	9.6
Industrials	8.9
Consumer staples	7.1
Energy	5.1
Utilities	3.2
Real estate	2.9
Materials	2.6
Short-term investments and other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, 500 Index Trust Series NAV shares declined 4.65% and the S&P 500 Index declined 4.38%.

Environment  >  The S&P 500 Index declined over the period, with a volatile fourth quarter erasing gains made in the second and third quarters after a relatively flat start to 2018. Large-capitalization stocks in the U.S. outperformed both mid- and small-cap stocks during the year.

For the first time in three years, the S&P 500 Index had a loss (-0.76%) in the first quarter. Expectations of a greater-than-anticipated increase to the overnight rate by the Federal Reserve (Fed), fears of an imminent trade war between the U.S. and China (and possibly others), and company-specific issues with some Information Technology sector stocks, all worked against the market’s positive momentum.

In the second quarter, global equity markets posted gains during a volatile period, as resilient economic and earnings data offset a more pessimistic geopolitical background. Bond markets struggled despite prevalent risk aversion, as U.S. policy tightening continued. In addition, other major central banks were preparing to do likewise.

Global markets witnessed both an increase and decrease in systemic risks over the third quarter furthering the roller coaster environment. The U.S., Canada, and Mexico reached an agreement for a new North American trade framework, but the U.S.-China trade war escalated. Despite these trade concerns and rising interest rates, U.S. equity markets generally outperformed the rest of the world; emerging markets were particularly weak.

In the fourth quarter, another interest rate increase by the Fed, a sharp slowdown in eurozone business confidence, weaker Chinese growth, and growing geopolitical concerns set the stage for a steep correction in equity markets. Leading markets lower in the quarter were stocks in the information technology, financials, and industrials sectors. Earnings warnings from several high-profile firms increased concerns for a broad slowing in earnings growth. As the largest sector exposure in the index, information technology was the quarter’s biggest absolute detractor; the energy sector posted the steepest decline, as oil prices fell significantly. Less economically sensitive sectors generally performed better, although almost all areas of the market lost ground.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I2	–4.69%	8.17%	12.84%	48.09%	234.56%
500 Index Trust Series II2	–4.88%	7.96%	12.70%	46.63%	230.45%
500 Index Trust Series NAV	–4.65%	8.22%	12.87%	48.45%	235.53%
S&P 500 Index[3,4]	–4.38%	8.49%	13.12%	50.33%	243.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally, John R. Queen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	59.0
U.S. Government & Agency obligations	12.4
Corporate bonds	9.9
Collateralized mortgage obligations	5.8
Asset backed securities	0.6
Foreign government obligations	0.2
Short-term investments and other	12.1

*	The weightings represent the holdings of the American Asset Allocation Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, American Asset Allocation Trust Series II shares declined 5.06% and a blend of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index declined 2.35%.

Environment  >  U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The trust’s fixed income holdings were also a drag on returns due to curve positioning. Investments in the health care sector — one of the fund’s largest sector holdings — contributed positively to relative returns. Molina Healthcare, Inc., UnitedHealth Group, Inc., and Express Scripts Holding Company boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts.

The trust’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The trust’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I	–4.91%	4.96%	9.78%	27.40%	154.16%
American Asset Allocation Trust Series II	–5.06%	4.83%	9.62%	26.62%	150.50%
American Asset Allocation Trust Series III	–4.62%	5.32%	10.15%	29.60%	162.98%
S&P 500 Index[2,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	0.01%	2.52%	3.48%	13.26%	40.75%
Blended Index[4,5]	–2.35%	6.24%	9.42%	35.33%	146.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Isabelle de Wismes, Paul Flynn, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	24.3
Consumer discretionary	18.0
Health care	12.5
Communication services	10.6
Financials	10.4
Consumer staples	6.9
Industrials	6.2
Materials	2.8
Energy	2.7
Short-term investments and other	5.6

*	The weightings represent the holdings of the American Global Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, American Global Growth Trust Series II shares declined 9.46% and the MSCI AC World Index declined 9.42%.

Environment  >  Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Inc., Tencent Holdings, Ltd., and Facebook, Inc., losing ground as a broad selloff continued in the formerly high-flying sector. On a geographic basis, stocks of companies based in the U.K., China and Brazil lagged, while stocks of companies domiciled in the U.S., Germany and India were additive to relative results. An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon.com, Inc. reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments and was the top contributor to the trust’s relative returns.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	–9.37%	5.28%	11.24%	29.37%	190.12%
American Global Growth Trust Series II	–9.46%	5.17%	11.12%	28.66%	187.14%
American Global Growth Trust Series III	–9.04%	5.65%	11.67%	31.64%	201.49%
MSCI AC World Index[3,4]	–9.42%	4.26%	9.46%	23.19%	146.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Mark L. Casey, Michael T. Kerr, Anne-Marie Peterson, Andraz Razen, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	21.3
Health care	16.8
Communication services	13.5
Consumer discretionary	13.2
Financials	9.7
Industrials	5.1
Energy	5.0
Materials	2.7
Consumer staples	2.2
Real estate	1.6
Utilities	0.4
Short-term investments and other	8.5

*	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, American Growth Trust Series II shares declined 0.71% and the S&P 500 Index declined 4.38%.

Environment  >  U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the trust’s returns. Among the top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon.com, Inc. and information technology company ServiceNow, Inc. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with gross domestic product growing at an annualized pace of 3.4% in the third quarter, the trust’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	–0.66%	9.78%	14.29%	59.47%	280.29%
American Growth Trust Series II	–0.71%	9.69%	14.16%	58.77%	275.92%
American Growth Trust Series III	–0.28%	10.17%	14.69%	62.27%	293.76%
S&P 500 Index[2,3]	–4.38%	8.49%	13.12%	50.33%	243.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Claudia P. Huntington, S. Keiko McKibben, Donald D. O’Neal, William L. Robbins, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Health care	15.9
Information technology	13.8
Financials	11.0
Communication services	10.4
Industrials	9.2
Consumer staples	8.9
Energy	6.8
Consumer discretionary	6.4
Materials	4.7
Real estate	1.9
Utilities	1.7
Short-term investments and other	9.3

*	The weightings represent the holdings of the American Growth-Income Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, American Growth-Income Trust Series II shares declined 2.27% and the S&P 500 Index declined 4.38%.

Environment  >  U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the trust, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut. Investments in the consumer discretionary sector contributed the most to the trust’s relative performance. Among consumer discretionary companies, Amazon.com, Inc. reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	–2.18%	8.14%	12.60%	47.86%	227.67%
American Growth-Income Trust Series II	–2.27%	8.02%	12.46%	47.09%	223.50%
American Growth-Income Trust Series III	–1.82%	8.51%	12.99%	50.46%	239.22%
S&P 500 Index[2,3]	–4.38%	8.49%	13.12%	50.33%	243.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: L. Alfonso Barroso, Sung Lee, Jesper Lyckeus, Renaud H. Samyn, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that its advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	15.3
Industrials	13.9
Health care	12.2
Consumer discretionary	10.2
Consumer staples	6.7
Communication services	6.5
Information technology	5.7
Materials	5.6
Utilities	5.3
Energy	4.6
Real estate	2.1
Short-term investments and other	11.9

*	The weightings represent the holdings of the American International Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, American International Trust Series II shares declined 13.59% and the MSCI AC World ex U.S. Index declined 14.20%.

Environment  >  Global stocks, as measured by the MSCI AC World Index, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

In the trust, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank, Ltd. reported profit growth in the second quarter and AIA Group, Ltd. reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on relative results. Within the sector, British American Tobacco PLC hindered results amid pressure from competition and regulation.

The trust’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	–13.46%	1.63%	7.26%	8.41%	101.55%
American International Trust Series II	–13.59%	1.49%	7.11%	7.68%	98.69%
American International Trust Series III	–13.20%	1.98%	7.63%	10.28%	108.67%
MSCI AC World ex US Index[2,3]	–14.20%	0.68%	6.57%	3.42%	88.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI AC World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the Subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	26.7
Consumer discretionary	22.4
Health care	20.4
Communication services	13.9
Industrials	9.0
Financials	6.4
Materials	0.5
Utilities	0.1
Real estate	0.1
Consumer staples	0.1
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Blue Chip Growth Trust Series I shares returned 1.97% and the S&P 500 Index declined 4.38%.

Environment  >  In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory — down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the U.S. Federal Reserve (Fed) continued its normalization of monetary policy. Concerns that corporate earnings growth could slow as the tailwinds from the late-2017 tax reform subside was one factor that weighed on stocks.

The trust delivered positive returns for the period, handily outperforming the benchmark, which declined. Stock selection was the primary reason for relative outperformance, though sector weightings also contributed.

Information technology was the largest contributor to relative results, driven primarily by security selection. Shares of off-benchmark holding ServiceNow, Inc. climbed higher, driven by strong demand for its portfolio of products, including several of its emerging products, which continue to gain traction. Shares of Salesforce.com, Inc. rose as margins improved and a robust technology spending environment fueled momentum in sales. Shares of Mastercard, Inc. traded upward thanks to strong volume growth on high-yielding cross-border activity and share gains in Europe. Shares of Workday, Inc. appreciated due to better-than-expected organic subscription revenue.

Consumer discretionary also contributed to relative returns, primarily due to above-benchmark exposure to the sector. Shares of Amazon.com, Inc. marched higher, driven by core retail strength in North America, featuring robust operating margin expansion and efficiencies resulting from prior investments. Stock selection in the industrials sector also contributed. The Boeing Company’s shares rose as operating margins continue to expand thanks to favorable delivery volume and mix, as well as better-than-expected revenue growth.

In contrast, the communication services sector was the primary detractor, largely due to security selection, including an above-benchmark position in Facebook, Inc. and an out-of-benchmark position in Tencent Holdings, Ltd. Below-benchmark exposure to the relatively strong utilities sector also weighed on relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	1.97%	11.16%	16.93%	69.71%	377.76%
Blue Chip Growth Trust Series II	1.78%	10.94%	16.69%	68.02%	368.23%
Blue Chip Growth Trust Series NAV	2.03%	11.21%	16.99%	70.12%	380.31%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
Russell 1000 Growth Index[3,4]	–1.51%	10.40%	15.29%	64.03%	314.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Russell 1000 Growth Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the Subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	32.8
Consumer discretionary	20.6
Communication services	16.2
Health care	14.4
Industrials	5.3
Financials	3.9
Consumer staples	3.3
Real estate	1.5
Materials	0.8
Energy	0.5
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Capital Appreciation Trust Series I shares declined 0.80% and the Russell 1000 Growth Index declined 1.51%.

Environment  >  As 2018 began, global economic growth was accelerating, the labor market was continuing to strengthen, and lower U.S. corporate tax rates were taking effect, helping to boost wages and capital spending. Given this constructive landscape, investors overlooked uncertainty created by White House trade and other policy initiatives. A sell-off in the fourth quarter reflected mounting investor concerns about the pace of U.S. growth, decelerating expansion in non-U.S. economies, U.S. interest rate increases and their effect on U.S. economic growth, the rising risk of a major trade war with China, the state of U.S. trade alliances with other major trading partners, and discord and uncertainty about domestic policy.

Information technology positions were strong contributors to relative performance. Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Holdings Salesforce.com, Inc., Red Hat, Inc., Adobe Systems, Inc., Microsoft Corp., and Workday, Inc. offer mission-critical applications and services that are fundamentally changing the way businesses operate.

Payments companies continue to benefit from the long-term shift from cash to electronic transactions. Mastercard, Inc. and Visa, Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Holdings Square, Inc. and PayPal Holdings, Inc. offer innovative low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions.

Long-term holdings in U.S. internet companies continued to contribute to performance. Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Amazon.com, Inc. benefited from its market position, scale, and execution. The Boeing Company was a top performer in industrials on 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production.

Chinese internet companies fared less well. Tencent Holdings, Ltd. was hurt by Chinese restrictions on video game approvals. We expect these restrictions will be lessened in the coming year. While the various business segments of Alibaba Group Holding, Ltd. are providing significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies. After strong performance through much of 2017 and 2018, NVIDIA Corp. fell in 2018’s final quarter, reflecting inventory issues exacerbated by a slowdown in the cryptocurrency boom.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	–0.80%	10.37%	15.31%	63.74%	315.53%
Capital Appreciation Trust Series II	–0.99%	10.13%	15.07%	62.04%	307.15%
Capital Appreciation Trust Series NAV	–0.72%	10.41%	15.36%	64.07%	317.42%
Russell 1000 Growth Index[2,3]	–1.51%	10.40%	15.29%	64.03%	314.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	67.1
Corporate bonds	21.0
Preferred securities	4.9
Term loans	2.8
U.S. Government	2.1
Asset backed securities	0.4
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Capital Appreciation Value Trust Series I shares returned 0.39% and the S&P 500 Index declined 4.38%.

Market Environment  >  U.S. stocks declined in 2018. Market volatility was elevated throughout the year, thanks partly to rising interest rates. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets. The S&P 500 Index posted a negative return with mixed sector performance. The health care and utilities sectors were the strongest performers, while energy and materials were the main laggards.

The trust posted a positive return and outperformed its all-equity benchmark, the S&P 500 Index. Equity allocation had a positive return and outperformed the S&P 500; fixed income allocation had a negative return and trailed the Bloomberg Barclays U.S. Aggregate Bond Index.

Although the factors that spurred the downturn in the fourth quarter of the year continue to be a concern, we believe the risks may be somewhat overstated given how much the market has declined. Therefore, after having positioned the portfolio quite conservatively over the past several years, we used the market weakness late in the year to add to equity securities that became more attractively valued. We increased our overall common equity weight, as we added exposure particularly in the industrials sector.

Our corporate bond weight also increased from the prior year, as we added to investment-grade corporate bonds as well as term loans. High yield remains our largest weight within fixed income, as we recently identified high-quality, idiosyncratic opportunities amid a notable increase in credit spreads.

Within equities, utilities benefited relative performance, due to an overweight position and stock selection. Midwest-regulated utility American Electric Power Company, Inc. performed well late in the period from increased investor confidence regarding its longer-term growth trajectory. Security selection in information technology also contributed to relative results. Visa, Inc. performed better than most of its peers, as the stock price was driven by continued solid execution and better-than-expected revenue guidance for 2019. Conversely, consumer discretionary hindered relative performance, due to stock selection. Aramark, a leading provider of outsourced food services and uniform rental services, lagged early in the year due to lower-than-expected organic growth and, more recently, from modestly lowering its future revenue growth profile. Consumer staples detracted from relative results, as positive stock selection was more than offset by the negative effects of an average underweight position.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Trust Series I	0.39%	8.11%	12.21%	47.68%	216.33%
Capital Appreciation Value Trust Series II	0.11%	7.89%	11.97%	46.18%	209.74%
Capital Appreciation Value Trust Series NAV	0.45%	8.16%	12.24%	48.02%	217.42%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
Blended Index[3,4]	2.35%	6.24%	9.42%	35.33%	146.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Joseph H. Chi, CFA, Mitchell J. Firestein, Jed S. Fogdall, Daniel Ong, CFA, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the Subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	29.2
Materials	17.1
Energy	14.4
Industrials	9.6
Consumer discretionary	7.4
Information technology	6.2
Real estate	4.5
Communication services	3.6
Consumer staples	3.0
Utilities	1.7
Health care	1.1
Short-term investments and other	2.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Emerging Markets Value Trust Series NAV shares declined 13.48% and the MSCI Emerging Markets Index declined 14.58%.

Environment  >  In U.S. dollar terms, emerging markets had negative performance for the year, trailing both the U.S. and developed ex U.S. markets. The MSCI Emerging Markets (net dividends) posted a considerably sharper decline than that of the Russell 3000 Index (-5.24%). Most emerging markets currencies, particularly the Turkish lira and the Russian ruble, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets (EM).

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional tries to capitalize on these dimensions by emphasizing stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, large caps within the EM segment (MSCI Emerging Markets Index, net dividends) outperformed small caps (MSCI Emerging Markets Small Cap Index, net dividends) for the year. Similarly, mid caps (MSCI Emerging Markets Mid Cap Index, net dividends), a subset of the MSCI Emerging Markets Index universe, outperformed small caps. Along the relative price dimension, large cap value stocks (MSCI Emerging Markets Value Index, net dividends) outperformed large cap growth stocks (MSCI Emerging Markets Growth Index, net dividends), and small cap value stocks (MSCI Emerging Markets Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI Emerging Markets Small Cap Growth Index, net dividends).

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among both large and small caps.

The trust’s focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral index, as value stocks outperformed high relative price (growth) stocks for the year. Conversely, with small-cap stocks underperforming large-cap stocks for the year, the trust’s inclusion of smaller cap stocks detracted from performance relative to the index (which is composed primarily of large and mid caps).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Emerging Markets Value Trust Series I	–13.60%	0.68%	7.92%	3.47%	114.23%
Emerging Markets Value II2	–13.79%	0.57%	7.88%	2.89%	113.53%
Emerging Markets Value Trust Series NAV	–13.48%	0.76%	7.98%	3.84%	115.51%
MSCI Emerging Markets Index[3,4]	–14.58%	1.65%	8.02%	8.51%	116.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV Shares, which have lower expenses than Series II Shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Equity Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	23.7
Health care	14.1
Industrials	10.9
Energy	9.2
Communication services	8.0
Utilities	7.6
Information technology	7.5
Consumer staples	6.9
Materials	5.1
Consumer discretionary	2.7
Real estate	2.6
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Equity Income Trust Series I shares declined 9.58% and the Russell 1000 Value Index declined 8.27%.

Environment  >  The Russell 1000 Value Index posted negative returns during the period. As measured by various Russell indices, large-cap shares held up better than their smaller-cap peers. Growth stocks held up better than value stocks across all market capitalizations. Within the Russell 1000 Value Index, nearly all sectors posted negative returns. Industrials posted the largest loss, followed by energy and materials. Health care and utilities were the only sectors to advance over the period.

The trust underperformed the Russell 1000 Value Index during the 12-month period. Financials was the primary relative detractor for the period, due to stock selection. Shares of Brighthouse Financial, Inc. suffered due to higher-than-expected operations costs related to the company’s spinoff from MetLife, Inc. (also held in the trust), and net outflows in its variable annuities segment. Despite these headwinds, we believe the company has an attractive valuation, continued focus on stock buybacks, and opportunities to benefit from a more benign regulatory environment.

Stock choices in the consumer staples sector also weighed on relative performance. Our position in Tyson Foods, Inc. suffered due to the unexpected resignation of its CEO as well as heightened trade tensions with China, which drove an increase in the domestic supply of chicken, thereby weighing on prices. Despite these headwinds, we continue to like Tyson Foods for its growth in the prepared foods market, strong long-term earnings prospects, and management’s focus on the transition into a globally branded protein company.

In utilities, stock choices detracted from relative performance. Shares of PG&E Corp. declined due to concerns that the utility could face significant liability claims surrounding its level of responsibility in the California wildfire disaster.

Conversely, stock selection in the industrials sector contributed to relative performance, although this was partially offset by the negative impact of an overweight position. Shares of The Boeing Company benefited from strong demand for its commercial aircraft, increased defense spending, and lower production costs due to automation. We like Boeing for its position as a duopoly in global commercial aerospace, superior product offering, and shareholder-friendly policies such as increasing dividends and repurchasing stock.

Stock choices in energy also contributed to relative performance. Despite falling oil prices, shares of integrated oil company, TOTAL SA, outperformed the broader energy sector due to strong production growth, expense discipline, and a rise in demand for liquefied natural gas.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	–9.58%	4.65%	10.65%	25.53%	175.04%
Equity Income Trust Series II	–9.75%	4.44%	10.43%	24.26%	169.78%
Equity Income Trust Series NAV	–9.52%	4.71%	10.71%	25.88%	176.53%
Russell 1000 Value Index[2,4]	–8.27%	5.95%	11.18%	33.49%	188.53%
S&P 500 Index[3,4]	–4.38%	8.49%	13.12%	50.33%	243.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Financial Industries Trust

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Susan A. Curry, Ryan Lentell, CFA, Lisa A. Welch

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Banks	55.3
Insurance	17.7
Capital markets	7.5
Consumer finance	5.8
Diversified financial services	5.7
Equity real estate investment trusts	3.7
Thrifts and mortgage finance	1.5
Real estate management and development	0.6
IT services	0.5
Hotels, restaurants and leisure	0.1
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Financial Industries Trust Series I shares declined 14.49% and the S&P 500 Financials Index declined 13.03%.

Environment  >  The U.S. Federal Reserve increased the short-term federal funds rate four times in 2018, by 25 basis points each time. Rising interest rates have historically been positive for most financial stocks. The U.S. economy continued to show moderate growth with limited inflation. Ongoing rhetoric concerning trade uncertainty and a lack of finalized terms in U.S.-Chinese negotiations began to cause heightened volatility in equity markets late in the period.

An overweight position in the underperforming U.S. banking industry detracted from performance, as did an underweight position in diversified financials. Stock selection within capital markets detracted from performance. A significant part of that underperformance was driven by the trust’s lack of exposure to several higher-growth, strong-performing names. Individual securities that were held and detracted from performance included Danske Bank A/S, Invesco, Ltd. and relative underweight positions in Berkshire Hathaway, Inc. and JPMorgan Chase & Co. We sold the positions in both Danske Bank and Invesco during the period.

An overweight position and stock selection in insurance names contributed to the trust’s performance over the period. Exposure to real estate investment trusts (REITs) also contributed to performance as REITs outperformed the benchmark. During the period, the trust’s holdings in the thrift industry posted consistent earnings and contributed positively to performance. Individual securities that contributed to relative performance included Puerto Rico-based payments company EVERTEC, Inc., municipal bond insurer Assured Guaranty, Ltd., and specialty insurer Kinsale Capital Group, Inc.

Over the period, we added a position in The Hanover Insurance Group, Inc., as we expect the company to have excess capital after its sale of Chaucer PLC (not held). We added the position in American Express Company in response to strong revenue growth, controlled expenses, as well as what we believe to be the company’s attractive valuation. Conversely, we eliminated the position in CNO Financial Group, Inc.

During the period, we increased the trust’s position in the insurance industry, with some emphasis on insurance brokers. We reduced exposure to European financials as several exogenous factors weighed on the region. This included lack of Brexit resolution, budget issues in Italy, and a softening economic outlook. We believe U.S. financials remain relatively attractive, as a solid economic outlook — despite recession concerns — should continue to be driven by strong economic data.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	–14.49%	4.47%	10.68%	24.47%	175.96%
Financial Industries Trust Series II	–14.62%	4.27%	10.45%	23.26%	170.29%
Financial Industries Trust Series NAV	–14.38%	4.53%	10.74%	24.82%	177.44%
S&P 500 Financials Index[2,5]	–13.03%	8.16%	10.92%	48.03%	181.93%
S&P 500 Index[3,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Lipper Financial Services Index[4,5]	–15.00%	5.24%	9.83%	29.09%	155.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan White, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Consumer discretionary	23.4
Communication services	18.6
Financials	17.8
Information technology	8.3
Industrials	7.9
Health care	7.8
Energy	7.0
Consumer staples	4.7
Real estate	2.9
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Fundamental All Cap Core Trust Series I shares declined 13.16% and the Russell 3000 Index declined 5.24%.

Environment  >  U.S. stocks generally posted their worst yearly loss since the 2008 financial crisis, as trade conflicts, interest rate uncertainty, slowing global growth, slumping energy prices, and political turmoil in Washington, D.C., spurred volatility. These challenges outweighed the positive impact of healthy U.S. economic growth and strong corporate earnings. The energy, materials, industrials, and financials sectors posted especially steep declines, while the more-defensive health care and utilities sectors and the information technology sector ended the year with modest gains.

Security selection in the financials, consumer discretionary, and industrials sectors detracted from the trust’s relative performance. Individual detractors included diversified industrials conglomerate General Electric Company (GE), a large overweight. The stock lost more than half its value this past year, hurt by persistent weakness in the company’s power-generation business, an expanded investigation into GE’s accounting practices, a second dividend cut, and related concerns about a leveraged balance sheet. In the consumer discretionary sector, shares of recreational vehicle company Polaris Industries, Inc. sank amid concern that trade tariffs would hurt input costs and slowing global growth would dampen big-ticket discretionary purchases. Asset management company Affiliated Managers Group, Inc. also detracted, hurt by slowing asset growth, increased competition, and the unexpected retirement of its chairman and founder. We eliminated our position in Affiliated Managers before period end and reduced our stake in GE by more than half.

Security selection in the communication services and information technology sectors aided relative performance to some extent. Top individual contributors included cloud-based software company Workday, Inc., which benefited as more corporations shifted to cloud-based platforms to increase efficiency and cut costs. Another standout was electronic retailing giant Amazon.com, Inc., a top holding that gained from its highly profitable cloud-computing business and leadership position in e-commerce. Lastly, shares of social messaging service Twitter, Inc. rallied as better user engagement and a better return on investment for advertisers helped drive a gain in advertising revenue. Each of these contributors was an overweight.

Our focus remains on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to intrinsic value. Over the year, we reduced exposure to the financials and industrials sectors and added to the health care and communication services sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I	–13.16%	6.52%	13.20%	37.14%	245.63%
Fundamental All Cap Core Trust Series II	–13.34%	6.31%	12.97%	35.81%	238.53%
Fundamental All Cap Core Trust Series NAV	–13.16%	6.57%	13.25%	37.46%	247.19%
Russell 3000 Index[2,3]	–5.24%	7.91%	13.18%	46.34%	244.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	26.3
Health care	15.4
Information technology	11.2
Industrials	10.9
Energy	10.5
Consumer discretionary	9.4
Consumer staples	6.5
Communication services	5.7
Materials	2.0
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Fundamental Large Cap Value Trust Series I shares declined 17.03% and the Russell 1000 Value Index declined 8.27%.

Environment  >  U.S. stocks posted their worst yearly loss since the 2008 financial crisis, as trade conflicts, interest-rate uncertainty, slowing global growth and political turmoil in Washington, D.C., spurred volatility. These challenges outweighed the positive impact of healthy U.S. economic growth and strong corporate earnings growth. Within the Russell 1000 Value Index, the industrials, energy, materials and consumer discretionary sectors posted especially steep declines.

Security selection and relative overweight positions in the financials, industrials, and consumer discretionary sectors, positioning in the health care sector, and a lack of exposure to the utilities sector caused the trust to lag the benchmark. Individual detractors included diversified industrials conglomerate General Electric Company (GE), a large overweight. The stock lost more than half its value this past year, hurt by persistent weakness in the company’s power-generation business, an expanded investigation into GE’s accounting practices, a second dividend cut, and related concerns around a leveraged balance sheet. Elsewhere, shares of diversified financials company The Goldman Sachs Group, Inc. declined due to below-expectation results in its fixed-income trading business and fraud charges against former employees in Malaysia. Shares of asset management company Affiliated Managers Group, Inc. sank amid slowing asset growth, increased competition and the unexpected retirement of its chairman and founder. We cut our stakes in all three positions.

Security selection in the information technology sector aided relative performance. Individual standouts included a non-benchmark investment in consumer technology leader Apple, Inc., which benefited from its latest product cycle, pricing power, growing services business, and share buybacks. However, the stock fell late in the year as investors feared a decelerating product cycle. An overweight in Microsoft Corp. also helped, as the software giant gained from growing momentum in its Azure cloud business. An overweight in media conglomerate Twenty-First Century Fox, Inc. helped as the stock rallied after shareholders agreed to a proposal to spin off certain assets and sell the rest to The Walt Disney Company (not held).

Our focus remains on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods and attractive stock prices relative to their intrinsic value. The trust ended the period with increased exposure to the communications services and health care sectors and reduced stakes in the financials and industrials sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	–17.03%	3.26%	10.77%	17.41%	178.20%
Fundamental Large Cap Value Series II	–17.23%	3.05%	10.56%	16.23%	172.99%
Fundamental Large Cap Value Series NAV	–17.03%	3.31%	10.83%	17.69%	179.55%
Russell 1000 Value Index[2,3]	–8.27%	5.95%	11.18%	33.49%	188.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Heather Arnold, CFA, Norman J. Boersma, CFA, Peter M. Moeschter

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	20.5
Health care	19.7
Communication services	14.5
Energy	10.7
Industrials	8.1
Consumer staples	7.2
Information technology	5.2
Consumer discretionary	4.7
Materials	3.3
Utilities	2.7
Real estate	1.1
Short-term investments and other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Global Trust Series I shares declined 14.49% and the MSCI World Index declined 8.71%.

Environment  >  From a sector standpoint, relative weakness was primarily attributable to stock-specific issues in financials, where U.S. and European banks led the sector lower. We continued to gradually reposition our financials holdings in 2018 to consolidate and rationalize exposure amid heightened uncertainty. In the U.S., we have been finding fewer bargains recently among regional banks, focusing instead on relatively cheaper global banks and consumer finance firms with distinct value catalysts. In Europe, we have selectively reduced exposure to a handful of domestically focused banks with concentrated political risks. Select European banks still look attractive to us, with the sector recently trading at the same low multiple relative to trailing earnings as it did during the depths of the sovereign debt crisis, despite the significant measures taken to improve asset quality and returns.

Health care also detracted as stock-specific weakness overshadowed a favorable overweighted allocation. We believe select health care stocks offer growth uncorrelated to the economy and defensive positions uncorrelated to bond yields. Investors might expect to pay a premium for such attributes, but the sector trades at a discount while paying a dividend yield on par with 10-year Treasury notes. Investments in the information technology and consumer discretionary sectors also hindered relative results. From a regional standpoint, stock-specific weakness and an underweighting in the U.S. detracted significantly from relative performance. During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

Stock selection in communication services, energy, and materials buoyed relative returns. Communication services offers select opportunities, in our view, primarily among undervalued telecommunications companies with attractive yield prospects and improving market and competitive dynamics. Within our overweighted energy holdings, we continued rotating into more defensive, integrated stocks over the course of the year; however, with oil again trading lower, we are also searching for bargains in more cyclical parts of the sector. Materials benefited from modest exposure to select precious metals-related companies, which rebounded strongly at period-end amid rising financial market stress.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	–14.49%	0.28%	7.97%	1.42%	115.38%
Global Trust Series II	–14.65%	0.08%	7.75%	0.39%	111.04%
Global Trust Series NAV	–14.42%	0.34%	8.03%	1.72%	116.46%
MSCI World Index[2,3]	–8.71%	4.56%	9.67%	24.96%	151.61%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Biotechnology	31.3
Health care providers and services	22.6
Health care equipment and supplies	21.9
Pharmaceuticals	15.7
Life sciences tools and services	6.7
Health care technology	0.4
Specialty retail	0.3
Software	0.1
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Health Sciences Trust Series I shares returned 0.69%, the S&P 500 Index declined 4.38%, and the Lipper Health/Biotechnology Index returned 3.07%.

Environment  >  In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory — down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the U.S. Federal Reserve (Fed) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018. Concerns that corporate earnings growth will slow in in 2019, as the tailwinds from the late-2017 tax reform subside also weighed on stocks.

The trust underperformed the Lipper Health/Biotechnology Index for the period, though it eked out a positive return in a weak market. The products and devices segment detracted the most from relative results, due to stock selection and an underweight exposure to the group. Shares of Hologic, Inc., a manufacturer of medical diagnostics products and services focused on women’s health, fluctuated during the period on concerns regarding the integration of medical aesthetics business Cynosure. Shares of Teleflex, Inc., a manufacturer of hospital supplies and medical devices, were also volatile over the period.

Stock selection within biotechnology was another source of relative weakness. Shares of Sage Therapeutics, Inc., which is focused on developing novel therapeutics for central nervous disorders, trended lower throughout much of 2018 with no major catalysts to drive the stock higher after its surge at the end of 2017. Shares of Alnylam Pharmaceuticals, Inc. slid on concerns of a heightened competitive landscape. Insmed, Inc. was another notable detractor for the period. An overweight allocation to the services segment in the first quarter of the year also weighed on relative performance during the period. Services was the worst-performing health care industry in the first quarter as many of the leading managed care companies sold off following the January 30 announcement that a variety of large corporations would be partnering to form an independent health care company for their U.S. employees with the aim of improving employee satisfaction and reducing costs.

Pharmaceuticals was the only industry that was a positive contributor to relative performance, due to strong stock selection. Merck & Company, Inc. continued to consolidate its lead over competitors in lung cancer research while also realizing higher sales of Gardasil, which is aimed at preventing certain cancers and other diseases. Endocyte, Inc.’s shares jumped in October when it was announced that the company was being acquired by Novartis AG (also held); we tendered our shares of Endocyte.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	0.69%	11.27%	19.08%	70.56%	473.32%
Health Sciences Trust Series II	0.52%	11.05%	18.85%	68.90%	462.24%
Health Sciences Trust Series NAV	0.76%	11.33%	19.15%	71.02%	476.61%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
Lipper Health/Biotechnology Index[3,4]	3.07%	10.19%	16.60%	62.41%	364.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Equity Index Trust

Subadvisor: SSGA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.4
Industrials	11.5
Consumer discretionary	10.3
Consumer staples	9.7
Health care	8.3
Information technology	7.8
Materials	7.5
Communication services	7.5
Energy	7.2
Utilities	3.4
Real estate	3.3
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, International Equity Index Trust Series NAV shares declined 14.10% and the MSCI AC World ex U.S. Index declined 14.20%.

Environment  >  The International Equity Index Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.

The returns for both the trust and the index reflect the reinvestment of dividends and other income. The index is unmanaged and index returns do not reflect fees and expenses of any kind, which would have a negative impact on the index returns.

Differences in security weights were primary drivers of performance. The trust used futures in order to gain market exposure for the cash position during the reporting period. The use of futures detracted from relative performance. On an individual security level, the top positive contributors to the trust’s performance during the period were oil company LUKOIL PJSC and GlaxoSmithKline PLC. The top detractors from performance during the period were British American Tobacco PLC, Samsung Electronics Company, Ltd., and Tencent Holdings, Ltd. The trust also received proceeds from litigation settlements during the period, which favorably impacted performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust Series I2	–14.09%	0.50%	6.28%	2.51%	83.90%
International Equity Index Trust Series II2	–14.27%	0.29%	6.15%	1.48%	81.62%
International Equity Index Trust Series NAV	–14.10%	0.55%	6.31%	2.77%	84.41%
MSCI AC World ex U.S. Index[3,4]	–14.20%	0.68%	6.57%	3.42%	88.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, Clas G. Olsson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s Subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.5
Consumer staples	18.2
Industrials	16.1
Information technology	14.6
Consumer discretionary	8.3
Communication services	5.4
Health care	4.9
Energy	4.6
Materials	2.9
Short-term investments and other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, International Growth Stock Trust Series NAV shares declined 14.43% and the MSCI AC World ex U.S. Growth Index also declined 14.43%.

Environment  >  Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected.

Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative results. Concerns such as geopolitical uncertainty and the potential impact of higher interest rates weakened investor sentiment. After a relatively quiet summer, market volatility markedly rose again in October. Global equity declined sharply as investors had concerns over the Brexit negotiations, ongoing U.S.-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

The trust’s holdings in the consumer staples sector underperformed those of the benchmark index and were the most significant detractors from relative performance. In the consumer staples sector, particular weakness was seen in the food, beverage & tobacco industry stocks, including U.K.-based British American Tobacco PLC and Japan-based Asahi Group Holdings, Ltd. Weakness was also seen in the energy and industrials sectors. Declining energy prices and concerns regarding the trajectory of the economy caused the oil services sector to perform poorly during the year.

Conversely, holdings in the information technology (IT) and health care sectors outperformed those of the index and were notable contributors to relative performance. In the IT sector, Canadian IT consulting and outsourcing company CGI Group, Inc. and U.S.-based semiconductor company Broadcom, Inc. contributed to relative performance. In the health care sector, Switzerland-based pharmaceutical company Novartis AG and Australia-based biotechnology company CSL, Ltd. were key contributors to relative performance. The trust’s cash position, in a generally weak market environment, contributed favorably to relative results as well.

During the second part of the year, investors appeared to re-focus on valuation and risk. Evidence of this shift included weak and volatile performance from a number of richly valued momentum growth stocks that had performed strongly in the first half of the year. This weakness at the end of the year provided us some opportunities to initiate or add to positions at more attractive valuations.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
International Growth Stock Trust Series I2	–14.43%	0.15%	4.20%	0.77%	40.61%
International Growth Stock Trust Series II2	–14.61%	–0.05%	4.04%	–0.24%	38.90%
International Growth Stock Trust Series NAV (began 9/16/10)	–14.43%	0.19%	4.23%	0.95%	41.01%
MSCI AC World ex U.S. Growth Index[3,5]	–14.43%	1.69%	4.13%	8.73%	39.93%
MSCI EAFE Growth Index[4,5]	–12.83%	1.62%	5.09%	8.34%	50.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Growth Index is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4	The MSCI EAFE (Europe, Australasia, Far East) Growth Index is a free float adjusted market capitalization index that is designed to measure performance of higher than average growth companies in developed markets, excluding the U.S. and Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Arun Keswani, CFA, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	23.5
Consumer discretionary	14.2
Financials	12.1
Materials	10.9
Information technology	8.9
Consumer staples	6.5
Communication services	5.4
Health care	5.2
Real estate	4.7
Energy	4.6
Utilities	3.2
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, International Small Company Trust Series NAV shares declined 20.08% and the MSCI World ex U.S. Small Cap Index declined 18.07%.

Environment  >  In U.S. dollar terms, developed ex U.S. markets had negative performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI World ex U.S. (net dividends) declined 14.20%, as compared to -5.24% for the Russell 3000 Index and -14.58% for the MSCI Emerging Markets (net dividends). Most developed ex U.S. market currencies, particularly the Australian dollar and the Canadian dollar, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional tries to capitalize on these dimensions by emphasizing stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, large caps in the developed markets (MSCI World ex U.S.A. Index, net dividends) outperformed small caps (MSCI World ex U.S.A. Small Cap Index, net dividends) for the year. Similarly, mid caps (MSCI World ex U.S.A. Mid Cap Index, net dividends), a subset of the MSCI World ex U.S.A. Index universe, outperformed small caps. Along the relative price dimension, large cap value stocks (MSCI World ex U.S.A. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex USA Growth Index, net dividends) and small cap value stocks (MSCI World ex USA Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex USA Small Cap Growth Index, net dividends).

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

With micro caps underperforming small caps with larger market capitalizations, the trust’s greater allocation to micro-cap stocks and consequent lesser allocation to relatively larger small caps detracted from relative performance. At the sector level, the trust’s general exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs outperformed all other sectors for the year. Conversely the trust’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance. The trust also received litigation settlements, which favorably affected performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I2	–20.09%	1.48%	8.78%	7.64%	132.06%
International Small Company Trust Series II2	–20.27%	1.28%	8.58%	6.57%	127.81%
International Small Company Trust Series NAV	–20.08%	1.56%	8.83%	8.02%	133.16%
MSCI World ex U.S. Small Cap Index[3,5]	–18.07%	2.25%	10.06%	11.79%	160.69%
MSCI EAFE Small Cap Index[4,5]	–17.89%	3.06%	10.51%	16.25%	171.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.

4	The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter Nori, CFA, Tucker Scott, CFA, Christopher Peel, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	20.5
Health care	15.1
Energy	13.7
Communication services	10.6
Materials	8.8
Industrials	8.4
Information technology	7.9
Consumer discretionary	5.5
Consumer staples	3.1
Utilities	2.4
Real estate	0.7
Short-term investments and other	3.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, International Value Trust Series I shares declined 15.03% and the MSCI EAFE Index declined 13.79%.

Environment  >  The trust underperformed the MSCI EAFE Index, during the year in review. International value lagged international growth for the eighth year out of the past ten, though we were encouraged to see this dynamic begin to reverse toward period-end as moves to normalize monetary policy impacted markets.

Stock selection in financials detracted from relative performance, led by European banks like BNP Paribas SA and Bank of Ireland Group PLC. We continued gradually repositioning our financials portfolio during the year to rationalize holdings and reduce concentrated political risk. Europe’s banks recently traded at the same multiple relative to trailing earnings as they did in the depths of the sovereign debt crisis that effectively peaked in 2012, despite significant restructuring and recapitalization progress to improve asset quality and returns.

Stock-specific weakness in consumer discretionary and industrials sectors also detracted. From the latter sector, U.K.-based professional services firm Capita PLC corrected sharply after management announced plans to halt dividends and sell shares to raise capital. The emergence of new information required a reassessment of the investment thesis; with fundamentals deteriorating, valuations no longer appeared supportive and we liquidated the position. From consumer discretionary, the stock of U.K. home improvement retailer Kingfisher PLC declined to levels that we believe are too cheap for a strong cash-flow generating company that is well-positioned to benefit from restructuring initiatives and cyclical improvements.

Turning to contributors, stock selection in communication services and an overweighted position in energy contributed to relative performance. The former sector included several of the period’s top contributors such as Luxembourg-based satellite operator SES SA and Chinese and Japanese telecommunications firms China Telecom Corp., Ltd. and SoftBank Group Corp. We sold SoftBank prior to period end because we believed it was fully-valued. In energy, we continued rotating into more defensive integrated stocks over the course of the year; however, with oil once again trading near cash costs, we are also searching for bargains in more cyclical parts of the sector.

From a regional standpoint, Canadian holdings, comprising precious metals and energy firms, detracted from relative results. In Europe, relative weakness in the U.K. offset relative strength in Germany, while in Asia, relative weakness in South Korea offset relative strength in Thailand.

During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	–15.03%	–2.06%	5.66%	–9.90%	73.38%
International Value Trust Series II	–15.17%	–2.25%	5.45%	–10.76%	70.08%
International Value Trust Series NAV	–14.96%	–2.01%	5.71%	–9.64%	74.27%
MSCI EAFE Index[2,3]	–13.79%	0.53%	6.32%	2.69%	84.52%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Aggressive Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	82.4
Exchange-traded funds	17.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Lifestyle Aggressive Portfolio Series II shares declined 9.05% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index declined 7.80%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931; a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging markets equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

An overweight position in emerging markets equity, which is an out-of-benchmark position that trailed other equity asset classes, detracted from performance. On an individual securities basis, Strategic Equity Allocation (U.S. Large Cap sleeve), Strategic Equity Allocation (International sleeve) and dedicated energy sector position Vanguard Energy ETF all detracted from the trust’s return.

The trust’s underweight position in U.S. mid-cap equity, which trailed large-cap equity, contributed to returns, as did an underweight position in U.S. small-cap equity, which also underperformed large-cap equity. An underweight position in international developed markets equity, which trailed U.S. equity, further contributed to relative performance. On an individual securities basis, dedicated information technology sector position Vanguard Information Technology ETF and dedicated health care sector position Vanguard Health Care ETF both contributed to the trust’s return.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Aggressive Portfolio Series I (began 11/1/13)	–8.85%	4.77%	5.39%	26.21%	31.14%
Lifestyle Aggressive Portfolio Series II (began 11/1/13)	–9.05%	4.56%	5.17%	24.96%	29.78%
Lifestyle Aggressive Portfolio Series NAV (began 11/1/13)	–8.86%	4.80%	5.42%	26.43%	31.38%
S&P 500 Index[2,4]	–4.38%	8.49%	9.37%	50.33%	58.83%
Blended Index[3,4]	–7.80%	5.71%	6.44%	32.00%	38.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Balanced Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	51.1
Large blend	48.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Lifestyle Balanced Portfolio Series II shares declined 4.63% and a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index declined 3.71%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931; a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging markets equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

An overweight position in international equity, which trailed U.S. equity, detracted from returns. On an individual securities basis, Strategic Equity Allocation (U.S. Large Cap sleeve), Strategic Equity Allocation (International sleeve), and Select Bond Trust all detracted from the trust’s return.

The trust’s overweight position in U.S. large-capitalization equity, which was the strongest-performing equity asset class over the period, made a modest positive contribution, as did underweight positions in U.S. mid-cap and small-cap equity, which trailed the performance of large-cap equity.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Balanced Portfolio Series I2	–4.36%	3.85%	4.83%	20.82%	43.59%
Lifestyle Balanced Portfolio Series II (began 4/29/11)	–4.63%	3.63%	4.68%	19.50%	42.05%
Lifestyle Balanced Portfolio Series NAV[3]	–4.39%	3.88%	4.85%	20.96%	43.84%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	0.01%	2.52%	2.71%	13.26%	22.76%
S&P 500 Index[5,7]	–4.38%	8.49%	10.60%	50.33%	116.66%
Blended Index[6,7]	–3.71%	4.27%	5.45%	23.27%	50.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The blended index is composed of 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Conservative Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	79.9
Large blend	20.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Lifestyle Conservative Portfolio Series II shares declined 2.17% and a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index declined 1.43%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931; a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging markets equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

An overweight position in international equity, which trailed U.S. equity, detracted from returns. On an individual securities basis, Strategic Equity Allocation (U.S. Large Cap sleeve), Strategic Equity Allocation (International sleeve), and Select Bond Trust all detracted from the trust’s return.

The trust’s overweight position in U.S. large-capitalization equity, which was the strongest-performing equity asset class over the period, made a modest positive contribution, as did an underweight position in U.S. mid-cap equity, which trailed the performance of large-cap equity.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Conservative Portfolio Series I2	–1.97%	2.96%	3.45%	15.71%	29.74%
Lifestyle Conservative Portfolio Series II (began 4/29/11)	–2.17%	2.77%	3.31%	14.64%	28.38%
Lifestyle Conservative Portfolio Series NAV[3]	–1.92%	3.01%	3.48%	16.01%	30.05%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	0.01%	2.52%	2.71%	13.26%	22.76%
S&P 500 Index[5,7]	–4.38%	8.49%	10.60%	50.33%	116.66%
Blended Index[6,7]	–1.43%	3.26%	3.84%	17.55%	33.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The blended index is 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Growth Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	69.2
Intermediate bond	30.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Lifestyle Growth Portfolio Series II shares declined 6.31% and a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index declined 5.30%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931; a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging markets equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

An overweight position in international equity, which trailed U.S. equity, detracted from returns. On an individual securities basis, Strategic Equity Allocation (U.S. Large Cap sleeve), Strategic Equity Allocation (International sleeve), and Select Bond Trust all detracted from the trust’s return.

The trust’s overweight position in U.S. large-capitalization equity, which was the strongest-performing equity asset class over the period, made a modest positive contribution, as did underweight positions in U.S. mid-cap and small-cap equity, which trailed the performance of large-cap equity.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Growth Portfolio Series I2	–6.12%	4.39%	5.71%	23.98%	53.10%
Lifestyle Growth Portfolio Series II (began 4/29/11)	–6.31%	4.18%	5.56%	22.73%	51.48%
Lifestyle Growth Portfolio Series NAV[3]	–6.07%	4.45%	5.74%	24.30%	53.47%
S&P 500 Index[4,7]	–4.38%	8.49%	10.60%	50.33%	116.66%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	0.01%	2.52%	2.71%	13.26%	22.76%
Blended Index[6,7]	–5.30%	4.89%	6.44%	26.94%	61.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Moderate Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	61.3
Large blend	38.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Lifestyle Moderate Portfolio Series II shares declined 3.77% and a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index declined 2.93%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931; a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging markets equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

An overweight position in international equity, which trailed U.S. equity, detracted from returns. On an individual securities basis, Strategic Equity Allocation (U.S. Large Cap sleeve), Strategic Equity Allocation (International sleeve), and Select Bond Trust all detracted from the trust’s return.

The trust’s overweight position in U.S. large-capitalization equity, which was the strongest-performing equity asset class over the period, made a modest positive contribution, as did an underweight position in U.S. mid-cap equity, which trailed the performance of large-cap equity.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Moderate Portfolio Series I2	–3.58%	3.55%	4.48%	19.07%	39.97%
Lifestyle Moderate Portfolio Series II (began 4/29/11)	–3.77%	3.34%	4.34%	17.86%	38.57%
Lifestyle Moderate Portfolio Series NAV[3]	–3.53%	3.61%	4.52%	19.38%	40.40%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	0.01%	2.52%	2.71%	13.26%	22.76%
S&P 500 Index[5,7]	–4.38%	8.49%	10.60%	50.33%	116.66%
Blended Index[6,7]	–2.93%	3.95%	4.93%	21.36%	44.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The blended index is 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	16.2
Industrials	15.2
Information technology	15.1
Consumer discretionary	11.6
Health care	9.9
Real estate	9.6
Materials	6.6
Utilities	5.6
Energy	3.7
Consumer staples	2.9
Communication services	2.5
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Mid Cap Index Trust Series I shares declined 11.46% and the S&P MidCap 400 Index declined 11.08%.

Environment  >  The S&P MidCap 400 Index generated a loss for 2018, with a volatile fourth quarter erasing gains made in the second and third quarters after a relatively flat start to the year. U.S. large-capitalization stocks outperformed both mid- and small-cap stocks in 2018.

In the first quarter, most equity markets experienced a good start, only to stumble in February and again retreating in March over concerns of a potential trade war between the U.S. and China.

In the second quarter, global equity markets made gains in a volatile period, as resilient economic and earnings data offset a more pessimistic geopolitical background. Bond markets struggled despite prevalent risk aversion, as U.S. policy tightening continued with other major central banks preparing to do the same.

In the third quarter, the United States, Canada, and Mexico reached an agreement for a new North American trade framework, offering the potential for other trade agreements to be reached in the future and boding well for foreign markets, which had largely underperformed U.S. equity markets for most of the year.

The final quarter was a painful one for U.S. equity markets. Arguably priced for perfection, share prices declined materially — with especially steep falls in December — owing to fears over global economic momentum and slower earnings growth. Rising U.S. interest rates, a sharp slowdown in eurozone business confidence, weaker Chinese growth, and rising geopolitical concerns helped set the stage for a steep equity market correction.

At a sector level, utilities and health care posted positive returns for the year. Energy, materials, consumer discretionary, industrials, and financials all posted double-digit losses. Energy stocks were under pressure with commodities prices; industrial sector stocks were hurt by rhetoric surrounding trade sanctions; and the financials sector weakened owing to a flattening of the yield curve.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	–11.46%	5.58%	13.19%	31.18%	245.28%
Mid Cap Index Trust Series II	–11.66%	5.35%	12.96%	29.79%	238.22%
Mid Cap Index Trust Series NAV	–11.45%	5.62%	13.24%	31.44%	246.81%
S&P MidCap 400 Index[2,3]	–11.08%	6.03%	13.68%	34.01%	260.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	28.4
Health care	22.1
Consumer discretionary	16.3
Communication services	9.5
Industrials	8.4
Consumer staples	4.6
Financials	2.6
Real estate	1.8
Materials	1.7
Energy	1.2
Short-term investments and other	3.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Mid Cap Stock Trust Series I shares declined 1.56% and the Russell Midcap Growth Index declined 4.75%.

Environment  >  United States mid cap growth equities were down over the trailing period, as measured by the Russell Midcap Growth Index. Signs of inflation entered the market in February and contributed to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, and the announcement of a preliminary trade deal between the U.S. and Mexico. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, culminating the first year of negative U.S. equity performance since 2008.

Within the Russell Midcap Growth Index, 7 of the 11 sectors posted negative absolute returns for the period. The top performing sectors included utilities, consumer staples, and information technology, all of which posted positive absolute returns and outperformed the broader Index. Materials, energy, and communication services were the worst performing sectors in the Index during the period.

Stock selection was the primary driver of outperformance during the period. Selection was particularly strong within the health care and information technology sectors. These results were only partially offset by unfavorable selection in the consumer discretionary sector.

The top contributors to relative performance during the period were cloud-computing software company Workday, Inc., diabetes care company DexCom, Inc., and cloud computing company ServiceNow, Inc. The top detractors from relative performance were discount retailer Dollar Tree, Inc., flooring and tile company Floor & Decor Holdings, Inc., and flooring company Mohawk Industries, Inc. We sold our positions in Dollar Tree and Mohawk during the period.

Allocation among sectors, a residual of our bottom-up stock selection process, also contributed to relative performance. Our underweight exposure to materials and financials drove positive allocation effect, while our overweight to the consumer discretionary sector modestly offset results.

At the end of the period, the trust’s largest overweights were in the health care, communication services, and consumer staples sectors. Conversely, the industrials, financials, and information technology sectors were the largest underweights. The trust significantly increased its exposure to health care names over the period, while meaningfully reducing its information technology allocation during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	–1.56%	7.21%	13.27%	41.61%	247.59%
Mid Cap Stock Trust Series II	–1.71%	7.00%	13.05%	40.23%	240.95%
Mid Cap Stock Trust Series NAV	–1.54%	7.26%	13.32%	41.94%	249.25%
Russell Midcap Growth Index[2,3]	–4.75%	7.42%	15.12%	43.02%	308.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	17.0
Health care	14.4
Consumer staples	12.3
Energy	11.6
Materials	8.8
Industrials	7.7
Real estate	7.7
Utilities	6.7
Communication services	3.3
Consumer discretionary	2.8
Information technology	1.0
Short-term investments and other	6.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Mid Value Trust Series NAV shares declined 10.68% and the Russell Midcap Value Index declined 12.29%.

Environment  >  As measured by various Russell indexes, mid-cap stocks underperformed large-cap stocks, and growth stocks held up better than value across all market capitalizations. Within the benchmark, utilities and communication services led returns and were the only sectors to post positive results. Energy, consumer discretionary, and materials were the worst performers.

The portfolio outperformed the Russell Midcap Value Index for the period, although both posted losses. An underweight position and favorable stock selection in consumer discretionary led relative results. Strategic Education, Inc. was formed from the merger of for-profit education firms Strayer Education, Inc. and Capella Education Company. The combination created meaningful opportunities for cost synergies and an organization with broader and more competitive program offerings. Investors have had a favorable reaction to the recent combination, which closed in late summer 2018. Both preceding firms have shown accelerating enrollment growth.

Stock choices in industrials also boosted relative returns. C.H. Robinson Worldwide, Inc. operates in the fragmented for-hire truck transportation market. The firm profits as a market maker between shippers and trucking companies that can carry their freight. Recent trends have shown some tightening in the truckload market, with spot rates rising year over year. The firm has been working to improve margins in a supportive environment, boosting its share price.

Materials also added value due to stock picks. Barrick Gold Corp., already the largest gold miner in the world, expanded its scale through the recently announced acquisition of Randgold Resources, Ltd. (not held). Additionally, recent market volatility has created some demand for traditionally safe-haven assets like gold, sending Barrick’s shares higher.

Conversely, stock selection and an underweight position in real estate, which was one of the better-performing sectors for the index, detracted from relative performance. Realogy Holdings Corp. is an integrated provider of residential real estate services. Increasing competition has hampered the firm’s ability to attract and retain top real estate talent. The company has also faced headwinds from an oversupplied high-end real estate market. Additionally, the prospect of rising interest rates could weigh on residential real estate demand. Shares of timber real estate investment trust Weyerhaeuser Company dropped precipitously due to falling lumber and oriented strand board prices; recent weakness in the west coast log market also pressured the stock.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	–10.84%	5.65%	12.81%	31.61%	233.75%
Mid Value Trust Series II	–10.93%	5.46%	12.60%	30.42%	227.54%
Mid Value Trust Series NAV	–10.68%	5.72%	12.88%	32.09%	235.81%
Russell Midcap Value Index[2,3]	–12.29%	5.44%	13.03%	30.35%	240.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the Subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the Subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	20.4
Communication services	12.6
Health care	12.2
Information technology	9.8
Energy	9.1
Consumer staples	6.3
Industrials	5.9
Consumer discretionary	4.1
Materials	2.2
Real estate	1.6
Utilities	1.0
Short-term investments and other	14.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Mutual Shares Trust Series I shares declined 8.96% and the S&P 500 Index declined 4.38%.

Environment  >  The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve. However, various factors weighed on global markets, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks generally declined.

Stock selection and overweighting in the financials sector and stock selection and underweighting in the information technology sector detracted from performance relative to the S&P 500, as did stock selection in the consumer staples sector. Stock selection in the health care sector contributed to trust performance.

Individual detractors included U.K.-based British American Tobacco PLC, U.S.-based insurer American International Group, Inc. (AIG) and U.S.-based industrials company General Electric Company (GE). British American Tobacco suffered due to potential additional U.S. regulation and concerns regarding next-generation products. AIG’s stock slipped as investors reacted negatively to the premium price paid to acquire insurer Validus Holdings (which was not held in the trust) and larger-than-expected catastrophe-related losses. GE shares suffered from a greater-than-expected charge for long-term care policies in its insurance subsidiary, issues in its power-plant turbine division, removal from the Dow Jones Industrial Average, as well as other concerns.

Contributors included U.S.-based pharmaceutical company Eli Lilly & Company, pharmaceutical company Merck & Company, Inc. and multinational software company Microsoft Corp. Eli Lilly benefited from strong quarterly results, attractive corporate fundamentals and fewer concerns regarding efforts to lower drug prices. Merck benefited after releasing favorable clinical trial results. Microsoft continued to be rewarded by its growing cloud computing business and efforts to move clients to a subscription-based service. Nonetheless, we sold the position prior to period end.

During the year, the trust held currency forwards to partially hedge the currency risk of the trust’s non-U.S. dollar investments. The hedges positively impacted the trust’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Mutual Shares Trust Series I	–8.96%	3.30%	9.24%	17.61%	141.95%
S&P 500 Index[2,3]	–4.38%	8.49%	13.12%	50.33%	243.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Thomas, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Retail REITs	19.9
Residential REITs	17.8
Specialized REITs	16.4
Health care REITs	13.4
Office REITs	11.7
Industrial REITs	8.8
Hotel and resort REITs	5.5
Diversified REITs	5.2
IT consulting and other services	0.5
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Real Estate Securities Trust Series I shares declined 3.46% and the MSCI U.S. REIT Index declined 4.57%.

Environment  >  In a difficult year for financial markets, the defensive characteristics of REITs helped U.S. real estate securities meaningfully outperform broader U.S. equities in 2018. The year began on a high note for financial markets, but positive sentiment quickly yielded to heightened volatility in early February. The U.S. administration’s confrontational trade policies sparked the initial sell-off, while rising U.S. bond yields and slower global economic growth worried investors.

Equity markets largely stabilized through the second and third quarters as investors brushed off geopolitical risk and other headwinds to deliver solid returns based on favorable earnings and economic data. However, volatility returned beginning in late November on concerns over slippages in global growth, lack of clarity regarding U.S. Federal Reserve (Fed) monetary policy, high market valuations and geopolitical disruptions. For the REIT market, longer-lease-duration segments, such as health care, fared particularly well, along with self-storage and apartments. Elsewhere, the data center, office and retail sectors came under pressure due to increased competition and dilutive acquisitions. Lastly, the more cyclical hotel sector lagged.

At present, we believe REITs are undervalued compared with broader equities and bonds. While REITs are subject to interest rate risk, we believe that the Fed’s adoption of a more dovish tone during the fourth quarter — along with strong underlying property and company fundamentals — supports our outlook for solid cash flow growth going forward. On the macroeconomic front, the U.S. economy is seeing a shift away from an environment that has strongly favored growth stocks. We believe that a recent move to defensive issues will benefit REITs over the next several quarters. We have therefore adjusted the portfolio to favor longer-duration, defensive segments as we believe the outlook for decelerating growth and inflation should keep interest rates under control. We believe that the real estate market cycle remains solid, based on healthy operating fundamentals which are supportive of steady upward rent growth. In addition, new supply is being matched with growing demand.

During its most recent fiscal year, the trust’s relative outperformance was attributable to strong stock selection and positive sector allocation. Stock selection was strongest in the specialty, hotels, and regional malls segments. This was somewhat offset by weak stock selection in the office group. From an allocation perspective, our underweight to the underperforming office sector was a key contributor to relative performance while the overweight to the self-storage segment detracted.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	–3.46%	8.20%	12.33%	48.31%	219.82%
Real Estate Securities Trust Series II	–3.64%	8.00%	12.11%	46.94%	213.76%
Real Estate Securities Trust Series NAV	–3.43%	8.25%	12.39%	48.67%	221.51%
MSCI U.S. REIT Index[2,3]	–4.57%	7.80%	12.71%	45.55%	230.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Kennard W. Allen, Huachen Chen, CFA, Walter C. Price, Jr., CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	57.1
Consumer discretionary	18.3
Communication services	18.0
Health care	0.8
Materials	0.6
Industrials	0.3
Short-term investments and other	4.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Science & Technology Trust Series I shares declined 0.61% and the Lipper Science and Technology Index declined 2.82%.

Environment

Allianz Global Investors  >  Technology companies continued to demonstrate strong earnings growth and delivered good stock returns compared with the broad market. Despite the increased market volatility and sharp selloff in the fourth quarter, underlying fundamentals remain strong for many technology companies.

The primary drivers for the portfolio’s absolute and relative performance include our overweights in some high-growth software companies such as Square, Inc., Okta, Inc., Paycom Software, Inc., and ServiceNow, Inc. Many high-growth stocks performed well this year due to higher demand for their innovative product offerings, which led to consistently strong earnings growth. Additionally, an underweight to Facebook, Inc. helped relative performance. An overweight position in DXC Technology Company was the largest detractor as the company faced sales execution challenges. We believe the company is resolving this issue via a recent acquisition. Microchip Technology, Inc. was also a top detractor amid a weaker environment for semiconductors due to higher inventories and trade uncertainties with China. The underweight to Amazon.com, Inc. and Microsoft Corp. detracted from relative performance but helped absolute returns. These stocks remain among the largest holdings in the trust and we maintain a positive long term view of these companies; however, the benchmark is heavily concentrated in the largest technology companies.

Despite the recent market volatility, our view is that technology is well-positioned to remain a major driver of market returns. The ongoing digital transformation among corporations should continue to drive growth in IT spending as new technology solutions help increase revenue, improve productivity, and enhance operating efficiency.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets — especially for bottom-up stock pickers. The growth in technology is coming from the creation of new markets, rather than simply GDP growth. Investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets.

T. Rowe Price  >  Stock selection and sector weighting in the internet segment was the largest detractor from relative performance during the period. Shares of the leading Chinese online travel agency, Ctrip.com International, Ltd. came under pressure on concerns over U.S. and China trading tariffs. Holdings in German electronic commerce company Zalando SE detracted as well.

Stock picking in the media segment dragged on relative results. Shares of the largest cable TV operator in Europe, Liberty Global PLC, fell during the period; we sold Liberty Global prior to period end.

On the other end of the spectrum, stock selection in the software segment contributed to relative performance. Shares of the American multinational software company Red Hat, Inc. also gave a boost to relative performance during the period, as did holdings in financial software giant Intuit, Inc., the maker of Turbo Tax and QuickBooks. We sold Red Hot based on its rising valuation.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	–0.61%	12.86%	18.56%	83.12%	448.91%
Science & Technology Trust Series II	–0.78%	12.64%	18.34%	81.35%	438.71%
Science & Technology Trust Series NAV	–0.57%	12.92%	18.62%	83.59%	451.67%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
Lipper Science and Technology Index[3,4]	–2.82%	11.47%	16.80%	72.08%	372.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the Subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	17.7
Health care	15.1
Industrials	14.5
Information technology	14.3
Consumer discretionary	11.9
Real estate	7.1
Utilities	3.7
Materials	3.6
Energy	3.4
Communication services	3.3
Consumer staples	2.7
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Small Cap Index Trust Series I shares declined 11.42% and the Russell 2000 Index declined 11.01%.

Market Environment  >  The Russell 2000 Index generated a loss for 2018, with a volatile fourth quarter erasing gains made in the second and third quarters after a relatively flat start to the year. Large-capitalization stocks in the U.S. outperformed both mid and small-cap stocks in 2018 — the latter two performing similarly for the year — as the higher volatility levels experienced in the fourth quarter resulted in larger selloffs further down the market cap and liquidity spectrum.

After another strong year for equity markets in 2017, the first quarter started off almost as a reset for global equity markets, with most equity markets experiencing a good start in January, only to stumble in February and again retreating in March over concerns of a potential trade war between the U.S. and China.

In the second quarter, global equity markets managed to make gains in what was a volatile period, as resilient economic and earnings data worked to offset a more pessimistic geopolitical background to set the market’s tone. Meanwhile, bond markets struggled despite risk aversion prevalent at the time, as policy tightening in the U.S. continued. Other major central banks in Europe and elsewhere were preparing to do the same.

In the third quarter, the U.S., Canada, and Mexico reached an agreement for a new North American trade framework, offering the potential for other trade agreements to be reached in the future and boding well for foreign markets, which had largely underperformed U.S. equity markets for most of the year.

The final quarter of 2018 was painful for U.S. equity markets. Not only was it one of the deepest declines experienced for U.S. small-cap equities, but also among the broadest. Share prices declined materially — with especially steep falls in December — owing largely to fears over global economic momentum and slower earnings growth. Bond yields moved higher, with the U.S. 10-year Treasury yields rising to 3.24% on November 8, before pulling back and ending the year at 2.69%.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	–11.42%	4.11%	11.64%	22.33%	200.81%
Small Cap Index Trust Series II	–11.55%	3.92%	11.42%	21.17%	194.88%
Small Cap Index Trust Series NAV	–11.30%	4.18%	11.71%	22.69%	202.58%
Russell 2000 Index[2,3]	–11.01%	4.41%	11.97%	24.09%	209.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, GW&K Investment Management, LLC
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Joel Schneider, Joseph C. Craigen, CFA, Daniel L. Miller, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.4
Industrials	20.2
Information technology	14.7
Consumer discretionary	13.6
Health care	11.8
Energy	5.0
Materials	4.7
Consumer staples	3.3
Communication services	2.4
Real estate	1.2
Utilities	0.1
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Small Cap Opportunities Trust Series I shares declined 13.84%; the Russell 2000 Index declined 11.01%; and the Russell 2000 Value Index declined 12.86%.

Environment  >  Small cap stocks across the board (growth, core, value) declined substantially in 2018. The energy sector finished at the bottom, while the materials and industrials sectors were also down dramatically. Looking at style factors, there was no evidence of a bias to higher quality companies, even though equities were down significantly for the year. Highly leveraged companies and high beta stocks followed the typical script for this type of market by underperforming in 2018.

Dimensional Fund Advisors LP  >  Dimensional emphasizes stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, large caps (Russell 1000 Index) outperformed small caps (Russell 2000 Index). Similarly, mid caps (Russell Midcap Index), a subset of the Russell 1000 Index universe, outperformed small caps. Along the relative price dimension, large cap value stocks (Russell 1000 Value Index) underperformed large cap growth stocks (Russell 1000 Growth Index), and small cap value stocks (Russell 2000 Value Index) underperformed small cap growth stocks (Russell 2000 Growth Index). It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps. The trust sleeve’s greater emphasis on value stocks detracted from relative performance, as value stocks underperformed growth stocks among small caps for the year. Additionally, the trust sleeve’s greater allocation to the energy sector had a negative impact on relative performance, as energy was the weakest performer. The general exclusion of real estate investment trusts (REITs) and highly regulated utilities also detracted from relative performance, as REITs and utilities outperformed most other sectors.

GW&K Investment Management, LLC  >  The financials sector was the biggest detractor with bank holdings being the primary problem area. Pinnacle Financial Partners, Inc., Texas Capital Bancshares, Inc., and Ameris Bancorp all meaningfully underperformed the index. Health care was also a notable detractor. The blame for the underperformance here can be pinned on a pair of biopharma holdings, Dova Pharmaceuticals, Inc. and Portola Pharmaceuticals, Inc. Both companies received approval from the FDA for their lead drug candidates, but the shares of both suffered when initial sales of their respective therapies were weaker than expected. The consumer discretionary sector was the biggest contributor to the strategy’s relative results. The standouts in this sector included Five Below, Inc. and Fox Factory Holding Corp., both of which advanced by more than 50% in 2018. We took some profits in both stocks over the course of the year, although both remained sizable positions in the strategy at year end.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	–13.84%	2.11%	11.82%	11.00%	205.56%
Small Cap Opportunities Trust Series II	–14.02%	1.90%	11.60%	9.89%	199.54%
Small Cap Opportunities Trust Series NAV	–13.81%	2.17%	11.88%	11.31%	207.34%
Russell 2000 Index[2,4]	–11.01%	4.41%	11.97%	24.09%	209.83%
Russell 2000 Value Index[3,4]	–12.86%	3.61%	10.40%	19.38%	168.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Stock Trust (formerly Small Cap Growth)

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Health care	29.3
Information technology	19.3
Consumer discretionary	17.4
Industrials	12.1
Financials	6.2
Real estate	5.4
Materials	4.2
Consumer staples	2.6
Communication services	1.4
Energy	1.4
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Small Cap Stock Trust Series NAV shares declined 5.22% and the Russell 2000 Growth Index declined 9.31%.

Environment  >  The U.S. Federal Reserve raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive US equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued, on and off, for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, culminating the first year of negative US equity returns since 2008. Returns during the period varied by market-cap. Small-mid cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, underperformed large-cap stocks, as measured by the S&P 500 Index.

Security selection was the primary driver of relative outperformance during the period. Selection was particularly strong within the information technology and health care sectors, while selection in financials and consumer discretionary partially offset these results.

Sector allocation, a result of our bottom-up stock selection process, also aided relative performance during the period, driven largely by the trust’s underweight allocation to industrials and overweight to the information technology sector. This was partially offset by an underweight allocation to health care, which detracted from relative performance.

The top contributors to relative performance were The Trade Desk, Inc., a digital advertising platform for media buyers, Planet Fitness, Inc., a national fitness center operator, and Zebra Technologies Corp., a barcode scanning and radio frequency identification company. We continue to hold all three positions.

The top detractors from relative performance were hard surface flooring company, Floor & Décor Holdings, Inc., global timeshare company, Marriott Vacations Worldwide Corp., and building products company Beacon Roofing Supply, Inc. We sold our position in Beacon Roofing Supply during the period but continue to hold Floor & Décor and Marriott Vacations Worldwide.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Small Cap Stock Trust Series I	–5.19%	3.76%	11.94%	20.25%	208.93%
Small Cap Stock Trust Series II	–5.44%	3.55%	11.72%	19.05%	202.85%
Small Cap Stock Trust Series NAV	–5.22%	3.81%	11.98%	20.53%	210.05%
Russell 2000 Growth Index[2,3]	–9.31%	5.13%	13.52%	28.45%	255.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	33.2
Financials	20.5
Real estate	10.0
Materials	7.8
Information technology	6.6
Consumer discretionary	5.8
Health care	4.5
Energy	4.4
Consumer staples	3.1
Utilities	2.0
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Small Cap Value Trust Series NAV shares declined 12.45% and the Russell 2000 Value Index declined 12.86%.

Environment  >  The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive equities higher. Signs of inflation entered the market in February and contributed to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative US equity returns since 2008.

Returns during the period varied by market-cap. Small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, underperformed large-cap stocks, as measured by the S&P 500 Index.

Stock selection was the primary driver of relative outperformance over the period, particularly within the industrials, energy, and consumer discretionary sectors. These results were partially offset by negative selection within the information technology, real estate, and financials sectors.

In terms of sector allocation, an underweight allocation to utilities along with an overweight allocation to materials detracted the most from relative returns. This was partially offset by the trust’s underweights to energy and real estate and an overweight to industrials, which aided relative results.

The trust’s top contributors to relative returns during the period included FTI Consulting, Inc., a business advisory firm, Huron Consulting Group, Inc., a specialty consulting company focused on healthcare, education and business advisory, and Haemonetics Corp., a provider of hematology products. Haemonetics was sold prior to period end.

The top detractors from relative performance during the period included Belden, Inc., a manufacturer of electronic cables and connectivity products, Mueller Industries, Inc., a diversified industrial manufacturer, and Diebold Nixdorf, Inc., a global provider of ATMs and self-checkout systems. We eliminated our position in Diebold Nixdorf, but maintained our positions in Belden and Mueller Industries as of the end of the period.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	–12.50%	3.32%	11.52%	17.72%	197.63%
Small Cap Value Trust Series II	–12.66%	3.11%	11.31%	16.53%	191.88%
Small Cap Value Trust Series NAV	–12.45%	3.36%	11.59%	17.99%	199.29%
Russell 2000 Value Index[2,3]	–12.86%	3.61%	10.40%	19.38%	168.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	25.6
Industrials	12.9
Real estate	10.6
Information technology	9.7
Consumer discretionary	9.6
Health care	7.5
Utilities	6.8
Energy	4.8
Consumer staples	3.4
Materials	3.1
Communication services	1.8
Short-term investments and other	4.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Small Company Value Trust Series I shares declined 12.94% and the Russell 2000 Value Index declined 12.86%.

Environment  >  In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory — down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the U.S Federal Reserve (Fed) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018. Concerns that corporate earnings growth will slow in 2019 (as the tailwinds from the late-2017 tax reform subside) also weighed on equity markets. Large-cap stocks outpaced mid- and small-caps, as measured by Russell indexes, with growth outpacing value across all capitalization levels.

The portfolio trailed the Russell 2000 Value Index for the 12-month period, though both posted negative returns. Overall, stock selection aided relative outperformance, while sector allocation offset most of those results.

Stock selection in the industrials sector weighed on relative performance. Triumph Group, Inc. is a global supplier of aerospace components and systems. The firm’s aerostructures division continues to churn through a financially difficult transition as old programs wind down and new programs begin to ramp up. Additionally, financials, information technology, and consumer discretionary all detracted from relative results for the period, due to poor stock choices.

The health care sector was the top relative performer, due to stock selection. One notable holding was The Ensign Group, Inc., which provides a broad range of skilled nursing and assisted living services. The firm recently reported a healthy quarter exhibiting organic growth, and it has been a consistent and stable grower historically. Additionally, Atrion Corp. — which develops and manufactures proprietary components for medical devices — is a quality company that generates regular cash flow. It benefited from tax reform more than many in its space over 2018, and has held up well in a generally challenged health care sector.

Consumer staples was also a relative contributor to performance during the period, due to stock choices. Post Holdings, Inc., known for breakfast cereals, has proven to be an aggregator of attractive assets and a value creator with an impressive track record. In recent years, while the packaged foods space was undergoing significant consolidation, the firm acquired a number of companies that have piqued investor interest. The firm recently announced plans to separate and launch an IPO of its active nutrition business.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	–12.94%	3.95%	11.05%	21.37%	185.18%
Small Company Value Trust Series II	–13.09%	3.74%	10.83%	20.14%	179.71%
Small Company Value Trust Series NAV	–12.93%	3.99%	11.10%	21.64%	186.59%
Russell 2000 Value Index[2,3]	–12.86%	3.61%	10.40%	19.38%	168.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Strategic Equity Allocation Trust

Subadvisor: John Hancock Asset Management
Portfolio Manager: Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The trust’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	15.1
Information technology	14.3
Health care	13.2
Industrials	11.1
Consumer discretionary	10.1
Consumer staples	8.0
Communication services	7.5
Energy	5.1
Materials	4.4
Real estate	3.7
Utilities	3.5
Short-term investments and other	4.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Strategic Equity Allocation Trust Series NAV shares declined 8.52% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index declined 7.80%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. Fears about rising inflation and interest rates, as well as persistent trade uncertainty, weighed on financial markets, especially in the fourth quarter. A partial shutdown of the U.S. federal government further rattled investors.

In the bond market, treasury yields were higher for the year, reflecting increased concerns about debt-financed fiscal deficits and the U.S. Federal Reserve Board’s (Fed) four 0.25% interest rate increases. Higher yields negatively impacted investment-grade debt securities, and high-yield bonds (those rated BB and lower) generally underperformed investment-grade debt.

Foreign stocks in developed markets lagged their U.S. counterparts. A stronger U.S. dollar detracted from the performance of foreign equities, as did slowing economic growth and the prospect of a less-accommodative monetary policy from the European Central Bank. Canadian stocks underperformed most major U.S. equity benchmarks. Meanwhile, emerging markets equities were relatively weak in response to rising U.S. interest rates, unfavorable currency movements and weaker economic growth in China.

An overweight position in international equity, as well as underweight positions in certain U.S. and emerging markets equities, detracted from returns. An overweight position in the information technology services industry further hurt relative performance detracted from returns, as did an underweight position in the specialty retail industry.

The trust’s underweight positions in Germany and South Africa contributed positively to returns. An underweight position in the real estate sector and an overweight position in the energy sector also had a positive impact, as did underweight positions in the media & entertainment and pharmaceuticals industries.

Going into 2019, the general consensus is that we are in latter stages of the U.S. business expansion. Yet most recession gauges do not appear to be pointing to areas of concern. Moreover, there is a chance the Fed may begin to slow down its interest rate increases in 2019, with just one or two more 0.25% rate hikes, and we believe the chances of a U.S./China trade deal in 2019 have increased. Consequently, our preference is to buy on further dips in stock prices. In fixed-income markets, we believe short-duration fixed income has become more attractive in the U.S. market, and Asian fixed income may be a potential bright spot in 2019.

We believe special care should be taken to maintain a portfolio that can reasonably withstand unexpected shocks, consistent with investors’ risk tolerance. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also meaningful exposure to non-traditional strategies, such as absolute-return approaches.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	–8.52%	5.15%	8.98%	28.52%	78.16%
S&P 500 Index[2,4]	–4.38%	8.49%	11.73%	50.33%	110.58%
Blended Index[3,4]	–7.80%	5.71%	9.57%	32.00%	84.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the Subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	19.1
Health care	13.8
Financials	13.8
Consumer discretionary	10.5
Industrials	9.7
Communication services	9.7
Consumer staples	7.3
Energy	5.8
Real estate	3.7
Utilities	3.1
Materials	2.7
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Total Stock Market Index Trust Series I shares declined 5.70% and the Wilshire 5000 Total Market Full Cap Index declined 5.29%.

Environment  >  The Wilshire 5000 Total Market Full Cap Index generated a loss for 2018, with a volatile fourth quarter erasing gains made in the second and third quarters after a relatively flat start to the year. Large-capitalization stocks in the U.S. outperformed both mid- and small-cap stocks in 2018.

The Wilshire Index had a negative return (-0.70%) in the first quarter. Expectations of a greater-than-anticipated increase to the overnight rate by the Federal Reserve (Fed), fears of an imminent trade war between the U.S. and China (and possibly others), and company-specific issues with some Information Technology sector stocks, all worked against the market’s positive momentum.

In the second quarter, global equity markets posted gains during a volatile period, as resilient economic and earnings data worked to offset a more pessimistic geopolitical background. Bond markets struggled despite prevalent risk aversion, as U.S. policy tightening continued. In addition, other major central banks were preparing to do likewise.

Global markets witnessed both an increase and decrease in systemic risks over the third quarter furthering the roller coaster environment. The U.S., Canada and Mexico reached an agreement for a new North American trade framework, but the U.S.-China trade war escalated. Despite these trade concerns and rising interest rates, U.S. equity markets generally outperformed the rest of the world; emerging markets were particularly weak.

In U.S. equity markets, share prices declined materially in the fourth quarter, especially in December, amid concerns over global economic momentum and slower earnings growth. Rising interest rates on the part of the Fed, a sharp slowdown in eurozone business confidence, weaker Chinese growth and growing geopolitical concerns resulted in a steep correction in equity markets, taking investors somewhat by surprise. Leading markets lower in the quarter were stocks in from the information technology, financials, and industrials sectors. The energy sector posted the steepest decline, as oil prices fell significantly. Less economically sensitive sectors generally performed better, although almost all areas of the market lost ground.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	–5.70%	7.20%	12.69%	41.54%	230.27%
Total Stock Market Index Trust Series II	–5.92%	6.98%	12.45%	40.13%	223.31%
Total Stock Market Index Trust Series NAV	–5.66%	7.24%	12.74%	41.82%	231.73%
Wilshire 5000 Total Market Full Cap Index[2,3]	–5.29%	7.69%	13.21%	44.82%	245.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Wilshire 5000 Total Market Full Cap Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Managers: Claud P. Davis, Maura A. Shaughnessy, Scott Walker

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Utilities	65.8
Energy	14.7
Communication services	14.5
Real estate	2.0
Industrials	0.2
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Utilities Trust Series I shares returned 0.88% and the S&P 500 Utilities Sector Index returned 4.11%.

Environment  >  During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Bond yields rose in the U.S. most of the year, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Growing concern over increasing global trade friction weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, contributed to structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback not long after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

The trust’s out-of-benchmark allocation to the natural gas pipeline industry was a primary detractor from performance relative to the S&P Utilities Sector Index. Within this industry, holdings of oil & gas pipeline and storage services provider EQM Midstream Partners LP, energy infrastructure company TransCanada Corp., natural gas pipelines operator The Williams Companies, Inc., and oil and gas services provider Enbridge, Inc. held back relative performance.

Additionally, electricity distributor SSE PLC, natural gas distributer Western Gas Equity Partners LP, cable services provider Comcast Corp., and cable and telecommunications company Altice USA, Inc. weighed on relative returns. During the reporting period, the trust’s relative currency exposure, resulting primarily from differences between the trust’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also detracted from relative performance.

Stock selection in the electric power industry was a primary contributor to relative performance. In addition, the overweight position in power generation company NRG Energy, Inc. further helped relative returns. In other sectors, stocks that benefited relative results included the portfolio’s holdings of oil & gas distributor Energy Transfer LP and broadcast and communication tower management firm American Tower Corp.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	0.88%	4.35%	10.67%	23.71%	175.51%
Utilities Trust Series II	0.69%	4.14%	10.44%	22.46%	170.01%
Utilities Trust Series NAV	0.93%	4.40%	10.71%	24.04%	176.59%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
S&P 500 Utilities Sector Index[3,4]	4.11%	10.74%	10.46%	66.57%	170.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Utilities Sector Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios and the Lifestyle Portfolios, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
500 Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 930.30	$1.46	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	929.20	2.43	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	930.10	1.22	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
American Asset Allocation Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 943.00	$3.04	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	942.20	3.48	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Series III	Actual expenses/actual returns	1,000.00	944.50	1.32	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
American Global Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 881.10	$3.03	0.64%
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%
Series II	Actual expenses/actual returns	1,000.00	880.70	3.37	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Series III	Actual expenses/actual returns	1,000.00	882.70	1.38	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
American Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 906.30	$2.98	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	906.20	3.27	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Series III	Actual expenses/actual returns	1,000.00	908.00	1.30	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
American Growth-Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 920.90	$3.00	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	919.90	3.39	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series III	Actual expenses/actual returns	1,000.00	922.30	1.31	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
American International Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 868.20	$2.92	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	867.70	3.53	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Series III	Actual expenses/actual returns	1,000.00	869.20	1.27	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Blue Chip Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 912.80	$3.91	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	911.60	4.87	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	912.90	3.66	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 893.80	$3.82	0.80%
	Hypothetical example	1,000.00	1,021.20	4.08	0.80%
Series II	Actual expenses/actual returns	1,000.00	892.40	4.77	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Series NAV	Actual expenses/actual returns	1,000.00	893.50	3.58	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Capital Appreciation Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 979.40	$4.44	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Series II	Actual expenses/actual returns	1,000.00	978.10	5.43	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Series NAV	Actual expenses/actual returns	1,000.00	979.10	4.19	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Emerging Markets Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 933.40	$5.70	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Series II	Actual expenses/actual returns	1,000.00	932.30	6.58	1.35%
	Hypothetical example	1,000.00	1,018.40	6.87	1.35%
Series NAV	Actual expenses/actual returns	1,000.00	933.90	5.17	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Equity Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 908.40	$3.75	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Series II	Actual expenses/actual returns	1,000.00	907.20	4.71	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Series NAV	Actual expenses/actual returns	1,000.00	908.50	3.51	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Financial Industries Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 856.80	$4.21	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series II	Actual expenses/actual returns	1,000.00	856.10	5.15	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Series NAV	Actual expenses/actual returns	1,000.00	857.90	3.93	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Fundamental All Cap Core Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 837.90	$3.52	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	837.00	4.45	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	837.70	3.29	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 858.20	$3.51	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Series II	Actual expenses/actual returns	1,000.00	857.20	4.45	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series NAV	Actual expenses/actual returns	1,000.00	858.20	3.28	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Global Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 873.40	$4.53	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series II	Actual expenses/actual returns	1,000.00	872.70	5.48	1.16%
	Hypothetical example	1,000.00	1,019.40	5.90	1.16%
Series NAV	Actual expenses/actual returns	1,000.00	873.80	4.35	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Health Sciences Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 935.10	$5.37	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Series II	Actual expenses/actual returns	1,000.00	934.50	6.34	1.30%
	Hypothetical example	1,000.00	1,018.70	6.61	1.30%
Series NAV	Actual expenses/actual returns	1,000.00	935.70	5.12	1.05%
	Hypothetical example	1,000.00	1,019.90	5.35	1.05%
International Equity Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 892.00	$1.86	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series II	Actual expenses/actual returns	1,000.00	891.10	2.76	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Series NAV	Actual expenses/actual returns	1,000.00	891.90	1.62	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
International Growth Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 909.70	$4.72	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Series II	Actual expenses/actual returns	1,000.00	908.70	5.92	1.23%
	Hypothetical example	1,000.00	1,019.00	6.26	1.23%
Series NAV	Actual expenses/actual returns	1,000.00	909.60	4.28	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
International Small Company Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 821.30	$5.10	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Series II	Actual expenses/actual returns	1,000.00	820.00	6.06	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Series NAV	Actual expenses/actual returns	1,000.00	820.90	4.96	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
International Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 879.80	$4.36	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Series II	Actual expenses/actual returns	1,000.00	878.40	5.30	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Series NAV	Actual expenses/actual returns	1,000.00	880.10	3.98	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Lifestyle Aggressive Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 904.40	$1.01	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Series II	Actual expenses/actual returns	1,000.00	903.50	1.97	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Series NAV	Actual expenses/actual returns	1,000.00	904.20	0.77	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Lifestyle Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 958.90	$0.59	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Series II	Actual expenses/actual returns	1,000.00	956.90	1.58	0.32%
	Hypothetical example	1,000.00	1,023.60	1.63	0.32%
Series NAV	Actual expenses/actual returns	1,000.00	958.70	0.35	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Lifestyle Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 989.90	$0.65	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Series II	Actual expenses/actual returns	1,000.00	989.40	1.65	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series NAV	Actual expenses/actual returns	1,000.00	990.40	0.40	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Lifestyle Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 937.10	$0.54	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Series II	Actual expenses/actual returns	1,000.00	936.30	1.51	0.31%
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%
Series NAV	Actual expenses/actual returns	1,000.00	937.00	0.29	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Lifestyle Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 968.90	$0.65	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Series II	Actual expenses/actual returns	1,000.00	968.30	1.64	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series NAV	Actual expenses/actual returns	1,000.00	969.40	0.40	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Mid Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 857.50	$2.15	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Series II	Actual expenses/actual returns	1,000.00	856.10	3.09	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Series NAV	Actual expenses/actual returns	1,000.00	857.50	1.92	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Mid Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 874.10	$4.39	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series II	Actual expenses/actual returns	1,000.00	873.20	5.34	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series NAV	Actual expenses/actual returns	1,000.00	874.00	4.16	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Mid Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 864.00	$4.65	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series II	Actual expenses/actual returns	1,000.00	864.00	5.59	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Series NAV	Actual expenses/actual returns	1,000.00	864.70	4.42	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Mutual Shares Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 913.20	$5.30	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Real Estate Securities Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 954.70	$3.99	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	953.90	4.97	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	955.00	3.75	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Science & Technology Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 867.90	$5.08	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Series II	Actual expenses/actual returns	1,000.00	867.20	6.02	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Series NAV	Actual expenses/actual returns	1,000.00	868.10	4.85	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Small Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 824.80	$2.39	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Series II	Actual expenses/actual returns	1,000.00	824.20	3.31	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
Series NAV	Actual expenses/actual returns	1,000.00	825.40	2.16	0.47%
	Hypothetical example	1,000.00	1,022.80	2.40	0.47%
Small Cap Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 819.10	$4.40	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series II	Actual expenses/actual returns	1,000.00	818.50	5.32	1.16%
	Hypothetical example	1,000.00	1,019.40	5.90	1.16%
Series NAV	Actual expenses/actual returns	1,000.00	819.50	4.17	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Small Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 851.40	$5.18	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Series II	Actual expenses/actual returns	1,000.00	850.50	6.11	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Series NAV	Actual expenses/actual returns	1,000.00	851.40	4.90	1.05%
	Hypothetical example	1,000.00	1,019.90	5.35	1.05%
Small Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 843.80	$5.02	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Series II	Actual expenses/actual returns	1,000.00	842.80	5.95	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Series NAV	Actual expenses/actual returns	1,000.00	843.70	4.79	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Small Company Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 842.30	$5.15	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Series II	Actual expenses/actual returns	1,000.00	841.50	6.08	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Series NAV	Actual expenses/actual returns	1,000.00	842.30	4.83	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Strategic Equity Allocation Trust
Series NAV	Actual expenses/actual returns	$1,000.00	$ 906.20	$2.55	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Total Stock Market Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 914.40	$2.41	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series II	Actual expenses/actual returns	1,000.00	913.40	3.38	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series NAV	Actual expenses/actual returns	1,000.00	914.40	2.17	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Utilities Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 985.80	$4.76	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series II	Actual expenses/actual returns	1,000.00	984.40	5.75	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Series NAV	Actual expenses/actual returns	1,000.00	986.30	4.51	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.5%
Communication services - 9.8%
Alphabet, Inc., Class A (A)	65,976	$68,942,281	1.4%
Alphabet, Inc., Class C (A)	67,891	70,308,599	1.5%
AT&T, Inc.	1,606,003	45,835,326	1.0%
Comcast Corp., Class A	1,001,792	34,111,018	0.7%
Facebook, Inc., Class A (A)	530,160	69,498,674	1.5%
Netflix, Inc. (A)	96,234	25,757,992	0.5%
The Walt Disney Company	328,492	36,019,148	0.8%
Verizon Communications, Inc.	911,913	51,267,749	1.1%
OTHER SECURITIES		68,003,590	1.3%
		469,744,377
Consumer discretionary - 9.6%
Amazon.com, Inc. (A)	90,639	136,137,059	2.8%
McDonald's Corp.	170,054	30,196,489	0.6%
The Home Depot, Inc.	249,267	42,829,056	0.9%
OTHER SECURITIES		252,047,302	5.3%
		461,209,906
Consumer staples - 7.1%
PepsiCo, Inc.	311,432	34,407,007	0.7%
Philip Morris International, Inc.	342,938	22,894,541	0.5%
The Coca-Cola Company	845,237	40,021,972	0.8%
The Procter & Gamble Company	549,703	50,528,700	1.1%
Walmart, Inc.	314,089	29,257,390	0.6%
OTHER SECURITIES		166,730,717	3.4%
		343,840,327
Energy - 5.1%
Chevron Corp.	421,630	45,869,128	1.0%
Exxon Mobil Corp.	934,198	63,702,962	1.3%
OTHER SECURITIES		137,094,395	2.8%
		246,666,485
Financials - 12.9%
Bank of America Corp.	2,014,224	49,630,479	1.0%
Berkshire Hathaway, Inc., Class B (A)	429,270	87,648,349	1.8%
Citigroup, Inc.	538,936	28,057,008	0.6%
JPMorgan Chase & Co.	733,850	71,638,437	1.5%
Wells Fargo & Company	934,892	43,079,823	0.9%
OTHER SECURITIES		340,732,838	7.1%
		620,786,934
Health care - 15.0%
Abbott Laboratories	387,556	28,031,925	0.6%
AbbVie, Inc.	331,937	30,601,272	0.6%
Amgen, Inc.	140,607	27,371,965	0.6%
Eli Lilly & Company	208,064	24,077,166	0.5%
Johnson & Johnson	591,810	76,373,081	1.6%
Medtronic PLC	296,604	26,979,100	0.6%
Merck & Company, Inc.	573,860	43,848,643	0.9%
Pfizer, Inc.	1,275,641	55,681,730	1.2%
UnitedHealth Group, Inc.	212,317	52,892,411	1.1%
OTHER SECURITIES		355,433,333	7.3%
		721,290,626
Industrials - 8.9%
3M Company	128,470	24,478,674	0.5%
The Boeing Company	116,529	37,580,603	0.8%
Union Pacific Corp.	162,426	22,452,146	0.5%
500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$342,395,007	7.1%
		426,906,430
Information technology - 19.4%
Adobe, Inc. (A)	107,717	24,369,894	0.5%
Apple, Inc.	994,827	156,924,011	3.3%
Broadcom, Inc.	91,231	23,198,219	0.5%
Cisco Systems, Inc.	992,116	42,988,386	0.9%
IBM Corp.	200,423	22,782,082	0.5%
Intel Corp.	1,007,131	47,264,658	1.0%
Mastercard, Inc., Class A	200,515	37,827,155	0.8%
Microsoft Corp.	1,705,542	173,231,894	3.6%
Oracle Corp.	593,573	26,799,821	0.6%
PayPal Holdings, Inc. (A)	259,921	21,856,757	0.5%
salesforce.com, Inc. (A)	168,815	23,122,591	0.5%
Visa, Inc., Class A	387,781	51,163,825	1.1%
OTHER SECURITIES		283,549,892	5.6%
		935,079,185
Materials - 2.6%
DowDuPont, Inc.	506,581	27,091,952	0.6%
OTHER SECURITIES		99,781,117	2.0%
		126,873,069
Real estate - 2.9%		137,488,395	2.9%
Utilities - 3.2%		154,893,043	3.2%
TOTAL COMMON STOCKS (Cost $2,597,756,723)		$4,644,778,777
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral Trust, 2.4078% (B)(C)	330,763	3,308,687	0.1%
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,308,537)		$3,308,687
SHORT-TERM INVESTMENTS - 3.5%
U.S. Government Agency - 3.2%
Federal Home Loan Bank Discount Note, 2.185%, 01/02/2019 *	$9,500,000	9,500,000	0.2%
Federal Home Loan Bank Discount Note, 2.240%, 01/08/2019 *	60,000,000	59,976,180	1.3%
Federal Home Loan Bank Discount Note, 2.315%, 01/17/2019 *	15,000,000	14,985,120	0.3%
Federal Home Loan Bank Discount Note, 2.320%, 01/09/2019 *	25,000,000	24,988,425	0.5%
Federal Home Loan Bank Discount Note, 2.360%, 02/01/2019 *	35,000,000	34,930,000	0.7%
Federal Home Loan Bank Discount Note, 2.400%, 04/01/2019 *	10,000,000	9,939,680	0.2%
		154,319,405

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $14,898,076 on 1-2-19, collateralized by $15,250,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $15,199,263, including interest)	$14,897,000	$14,897,000	0.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $169,210,354)		$169,216,405
Total Investments (500 Index Trust) (Cost $2,770,275,614) - 100.1%		$4,817,303,869	100.1%
Other assets and liabilities, net - (0.1)%		(3,523,247)	(0.1)%
TOTAL NET ASSETS - 100.0%		$4,813,780,622	100.0%
500 Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	1,451	Long	Mar 2019	$191,425,422	$181,752,260	$(9,673,162)
						$(9,673,162)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	61,629,984	$1,312,102,362	100.0%
TOTAL INVESTMENT COMPANIES (Cost $1,050,154,629)		$1,312,102,362
Total Investments (American Asset Allocation Trust) (Cost $1,050,154,629) - 100.0%		$1,312,102,362	100.0%
Other assets and liabilities, net - (0.0)%		(12,197)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,312,090,165	100.0%
American Global Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	7,313,096	$188,239,087	100.0%
TOTAL INVESTMENT COMPANIES (Cost $194,516,719)		$188,239,087
Total Investments (American Global Growth Trust) (Cost $194,516,719) - 100.0%		$188,239,087	100.0%
Other assets and liabilities, net - (0.0)%		(12,428)	(0.0)%
TOTAL NET ASSETS - 100.0%		$188,226,659	100.0%

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

American Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	11,121,249	$778,042,593	100.0%
TOTAL INVESTMENT COMPANIES (Cost $749,076,996)		$778,042,593
Total Investments (American Growth Trust) (Cost $749,076,996) - 100.0%		$778,042,593	100.0%
Other assets and liabilities, net - (0.0)%		(13,040)	(0.0)%
TOTAL NET ASSETS - 100.0%		$778,029,553	100.0%
American Growth-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	20,285,288	$920,749,243	100.0%
TOTAL INVESTMENT COMPANIES (Cost $892,557,170)		$920,749,243
Total Investments (American Growth-Income Trust) (Cost $892,557,170) - 100.0%		$920,749,243	100.0%
Other assets and liabilities, net - (0.0)%		(15,200)	(0.0)%
TOTAL NET ASSETS - 100.0%		$920,734,043	100.0%
American International Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	25,700,055	$453,862,966	100.0%
TOTAL INVESTMENT COMPANIES (Cost $469,907,910)		$453,862,966
Total Investments (American International Trust) (Cost $469,907,910) - 100.0%		$453,862,966	100.0%
Other assets and liabilities, net - (0.0)%		(11,551)	(0.0)%
TOTAL NET ASSETS - 100.0%		$453,851,415	100.0%
Blue Chip Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.6%
Communication services - 13.9%
Alphabet, Inc., Class A (A)	30,541	$31,914,123	1.7%
Alphabet, Inc., Class C (A)	82,672	85,615,950	4.4%
Facebook, Inc., Class A (A)	563,146	73,822,809	3.8%
Netflix, Inc. (A)	89,660	23,998,396	1.2%
Tencent Holdings, Ltd.	1,083,900	43,443,062	2.3%
OTHER SECURITIES		8,989,241	0.5%
		267,783,581
Consumer discretionary - 22.4%
Alibaba Group Holding, Ltd., ADR (A)	413,941	56,738,893	2.9%
Amazon.com, Inc. (A)	128,471	192,959,585	10.0%
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Booking Holdings, Inc. (A)	33,342	$57,428,928	3.0%
Dollar General Corp.	179,515	19,401,981	1.0%
Marriott International, Inc., Class A	107,179	11,635,352	0.6%
Ross Stores, Inc.	204,641	17,026,131	0.9%
Royal Caribbean Cruises, Ltd.	93,742	9,167,030	0.5%
Tesla, Inc. (A)(B)	69,034	22,974,515	1.2%
OTHER SECURITIES		43,960,107	2.3%
		431,292,522
Consumer staples - 0.1%		884,879	0.1%
Financials - 6.4%
Intercontinental Exchange, Inc.	195,319	14,713,380	0.7%
Morgan Stanley	519,686	20,605,550	1.1%
TD Ameritrade Holding Corp.	595,623	29,161,702	1.5%
The Charles Schwab Corp.	365,106	15,162,852	0.8%
Willis Towers Watson PLC	99,029	15,038,544	0.8%
OTHER SECURITIES		28,994,931	1.5%
		123,676,959
Health care - 20.4%
Alexion Pharmaceuticals, Inc. (A)	122,714	11,947,435	0.6%
Anthem, Inc.	110,402	28,994,877	1.5%
Becton, Dickinson and Company	169,309	38,148,704	2.0%
Centene Corp. (A)	92,613	10,678,279	0.6%
Cigna Corp.	176,453	33,511,954	1.7%
Danaher Corp.	194,851	20,093,035	1.1%
Eli Lilly & Company	127,419	14,744,927	0.8%
Humana, Inc.	42,258	12,106,072	0.6%
Intuitive Surgical, Inc. (A)	68,658	32,881,689	1.7%
Stryker Corp.	238,642	37,407,134	2.0%
Thermo Fisher Scientific, Inc.	95,830	21,445,796	1.1%
UnitedHealth Group, Inc.	247,962	61,772,293	3.2%
Vertex Pharmaceuticals, Inc. (A)	199,355	33,035,117	1.7%
WellCare Health Plans, Inc. (A)	41,782	9,864,312	0.5%
OTHER SECURITIES		26,080,035	1.3%
		392,711,659
Industrials - 9.0%
Honeywell International, Inc.	87,933	11,617,708	0.6%
Northrop Grumman Corp.	54,405	13,323,785	0.7%
Roper Technologies, Inc.	54,142	14,429,926	0.8%
The Boeing Company	229,644	74,060,190	3.8%
United Continental Holdings, Inc. (A)	113,143	9,473,463	0.5%
OTHER SECURITIES		50,537,261	2.6%
		173,442,333
Information technology - 26.7%
Apple, Inc.	60,464	9,537,591	0.5%
Fidelity National Information Services, Inc.	102,135	10,473,944	0.5%
Fiserv, Inc. (A)	191,915	14,103,833	0.7%
Global Payments, Inc.	206,174	21,262,725	1.1%
Intuit, Inc.	157,191	30,943,048	1.6%
Mastercard, Inc., Class A	297,645	56,150,729	2.9%
Microsoft Corp.	1,086,368	110,342,398	5.7%
PayPal Holdings, Inc. (A)	389,761	32,775,002	1.7%
salesforce.com, Inc. (A)	292,143	40,014,827	2.1%
ServiceNow, Inc. (A)	181,807	32,370,736	1.7%
Texas Instruments, Inc.	102,969	9,730,571	0.5%
Visa, Inc., Class A	510,064	67,297,844	3.5%
Workday, Inc., Class A (A)(B)	140,629	22,455,639	1.2%
Worldpay, Inc., Class A (A)	127,374	9,735,195	0.5%

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$47,303,416	2.5%
		514,497,498
Materials - 0.5%		9,468,162	0.5%
Real estate - 0.1%		1,046,427	0.1%
Utilities - 0.1%		2,463,298	0.1%
TOTAL COMMON STOCKS (Cost $1,389,208,848)		$1,917,267,318
SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral Trust, 2.4078% (C)(D)	3,608,891	36,100,458	1.9%
TOTAL SECURITIES LENDING COLLATERAL (Cost $36,098,254)		$36,100,458
SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%		7,860,893	0.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $7,860,893)		$7,860,893
Total Investments (Blue Chip Growth Trust) (Cost $1,433,167,995) - 101.9%		$1,961,228,669	101.9%
Other assets and liabilities, net - (1.9)%		(37,017,063)	(1.9)%
TOTAL NET ASSETS - 100.0%		$1,924,211,606	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.3%
Communication services - 16.2%
Activision Blizzard, Inc.	103,926	$4,839,834	0.9%
Alphabet, Inc., Class A (A)	12,979	13,562,536	2.7%
Alphabet, Inc., Class C (A)	13,147	13,615,165	2.7%
Facebook, Inc., Class A (A)	106,790	13,999,101	2.7%
Netflix, Inc. (A)	65,762	17,601,857	3.5%
Tencent Holdings, Ltd.	469,068	18,800,397	3.7%
		82,418,890
Consumer discretionary - 20.6%
Alibaba Group Holding, Ltd., ADR (A)	98,504	13,501,943	2.7%
Amazon.com, Inc. (A)	19,524	29,324,462	5.8%
Booking Holdings, Inc. (A)	2,869	4,941,623	1.0%
Chipotle Mexican Grill, Inc. (A)	7,911	3,415,891	0.7%
Kering SA	13,510	6,329,005	1.2%
Marriott International, Inc., Class A	74,212	8,056,455	1.6%
McDonald's Corp.	33,928	6,024,595	1.2%
NIKE, Inc., Class B	122,240	9,062,874	1.8%
Tesla, Inc. (A)(B)	36,850	12,263,680	2.4%
The Home Depot, Inc.	46,057	7,913,514	1.5%
OTHER SECURITIES		3,738,812	0.7%
		104,572,854
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples - 3.3%
Costco Wholesale Corp.	44,991	$9,165,117	1.8%
The Estee Lauder Companies, Inc., Class A	59,080	7,686,308	1.5%
		16,851,425
Energy - 0.5%		2,386,784	0.5%
Financials - 3.9%
JPMorgan Chase & Co.	84,256	8,225,071	1.6%
S&P Global, Inc.	33,704	5,727,658	1.2%
The Goldman Sachs Group, Inc.	33,825	5,650,466	1.1%
		19,603,195
Health care - 14.4%
Alexion Pharmaceuticals, Inc. (A)	58,339	5,679,885	1.1%
AstraZeneca PLC, ADR	314,141	11,931,075	2.4%
BioMarin Pharmaceutical, Inc. (A)	71,308	6,071,876	1.2%
Bristol-Myers Squibb Company	71,366	3,709,605	0.7%
Illumina, Inc. (A)	37,052	11,113,006	2.2%
Intuitive Surgical, Inc. (A)	13,248	6,344,732	1.3%
Merck & Company, Inc.	74,246	5,673,137	1.1%
UnitedHealth Group, Inc.	35,809	8,920,738	1.8%
Vertex Pharmaceuticals, Inc. (A)	44,579	7,387,186	1.5%
OTHER SECURITIES		5,991,869	1.1%
		72,823,109
Industrials - 5.3%
Safran SA	46,852	5,619,191	1.1%
The Boeing Company	50,768	16,372,680	3.2%
Union Pacific Corp.	36,914	5,102,622	1.0%
		27,094,493
Information technology - 32.8%
Adobe, Inc. (A)	61,125	13,828,920	2.7%
Adyen NV (A)(C)	7,647	4,131,204	0.8%
Apple, Inc.	101,835	16,063,453	3.2%
Broadcom, Inc.	26,285	6,683,750	1.3%
FleetCor Technologies, Inc. (A)	35,320	6,559,630	1.3%
Mastercard, Inc., Class A	99,452	18,761,620	3.7%
Microsoft Corp.	238,485	24,222,921	4.8%
NVIDIA Corp.	57,092	7,621,782	1.5%
PayPal Holdings, Inc. (A)	61,837	5,199,873	1.0%
Red Hat, Inc. (A)	31,956	5,612,752	1.1%
salesforce.com, Inc. (A)	164,216	22,492,666	4.4%
ServiceNow, Inc. (A)	18,741	3,336,835	0.7%
Splunk, Inc. (A)	50,790	5,325,332	1.1%
Visa, Inc., Class A	124,433	16,417,690	3.2%
Workday, Inc., Class A (A)	44,112	7,043,804	1.4%
OTHER SECURITIES		2,998,571	0.6%
		166,300,803
Materials - 0.8%
Albemarle Corp.	55,181	4,252,800	0.8%
Real estate - 1.5%
Crown Castle International Corp.	46,733	5,076,606	1.0%
OTHER SECURITIES		2,532,147	0.5%
		7,608,753
TOTAL COMMON STOCKS (Cost $452,930,324)		$503,913,106
SECURITIES LENDING COLLATERAL - 1.7%
John Hancock Collateral Trust, 2.4078% (D)(E)	883,269	8,835,514	1.7%
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,834,773)		$8,835,514

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.7%
Money market funds - 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	3,668,865	$3,668,865	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $3,668,865)		$3,668,865
Total Investments (Capital Appreciation Trust) (Cost $465,433,962) - 101.7%		$516,417,485	101.7%
Other assets and liabilities, net - (1.7)%		(8,823,975)	(1.7)%
TOTAL NET ASSETS - 100.0%		$507,593,510	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 67.1%
Communication services - 3.9%
Alphabet, Inc., Class A (A)	1,710	$1,786,882	0.5%
Alphabet, Inc., Class C (A)	6,850	7,093,929	2.0%
Facebook, Inc., Class A (A)	38,300	5,020,747	1.4%
		13,901,558
Consumer discretionary - 6.8%
Amazon.com, Inc. (A)	6,519	9,791,342	2.8%
Aptiv PLC	47,106	2,900,316	0.8%
Lear Corp.	20,739	2,547,994	0.7%
Magna International, Inc.	56,935	2,587,696	0.7%
Yum! Brands, Inc.	23,223	2,134,658	0.6%
OTHER SECURITIES		4,203,603	1.2%
		24,165,609
Consumer staples - 0.4%		1,263,385	0.4%
Energy - 1.1%
Enterprise Products Partners LP	105,106	2,584,557	0.7%
OTHER SECURITIES		1,480,229	0.4%
		4,064,786
Financials - 7.7%
Intercontinental Exchange, Inc.	44,786	3,373,729	0.9%
Marsh & McLennan Companies, Inc.	154,393	12,312,842	3.5%
S&P Global, Inc.	39,949	6,788,933	1.9%
The PNC Financial Services Group, Inc.	42,015	4,911,974	1.4%
		27,387,478
Health care - 15.0%
Abbott Laboratories	61,094	4,418,929	1.3%
Anthem, Inc.	16,622	4,365,436	1.2%
Becton, Dickinson and Company	34,886	7,860,514	2.2%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Danaher Corp.	101,568	$10,473,692	3.0%
PerkinElmer, Inc.	143,793	11,294,940	3.2%
Thermo Fisher Scientific, Inc. (B)	35,884	8,030,480	2.3%
UnitedHealth Group, Inc. (B)	25,700	6,402,384	1.8%
		52,846,375
Industrials - 7.8%
Equifax, Inc.	39,683	3,695,678	1.0%
Fortive Corp.	93,637	6,335,479	1.8%
General Electric Company	742,604	5,621,512	1.6%
Republic Services, Inc.	36,162	2,606,919	0.7%
Roper Technologies, Inc.	19,860	5,293,087	1.5%
Waste Connections, Inc.	56,284	4,179,087	1.2%
		27,731,762
Information technology - 16.9%
Apple, Inc.	9,300	1,466,982	0.4%
Fidelity National Information Services, Inc.	84,849	8,701,265	2.5%
Fiserv, Inc. (A)	119,340	8,770,297	2.5%
Intuit, Inc. (B)	13,975	2,750,979	0.8%
Maxim Integrated Products, Inc.	85,057	4,325,148	1.2%
Microsoft Corp.	111,200	11,294,584	3.2%
TE Connectivity, Ltd.	56,823	4,297,523	1.2%
Texas Instruments, Inc. (B)	79,382	7,501,599	2.1%
Visa, Inc., Class A	69,473	9,166,268	2.6%
OTHER SECURITIES		1,421,855	0.4%
		59,696,500
Real estate - 1.3%
American Tower Corp.	27,943	4,420,303	1.3%
Utilities - 6.2%
American Electric Power Company, Inc.	58,583	4,378,493	1.3%
DTE Energy Company	20,185	2,226,406	0.6%
Duke Energy Corp. (B)	23,471	2,025,547	0.6%
Eversource Energy	29,003	1,886,355	0.5%
NextEra Energy, Inc.	12,656	2,199,866	0.6%
NiSource, Inc.	200,666	5,086,883	1.5%
Xcel Energy, Inc.	80,458	3,964,166	1.1%
		21,767,716
TOTAL COMMON STOCKS (Cost $219,040,282)		$237,245,472
PREFERRED SECURITIES - 4.9%
Financials - 1.9%
State Street Corp., 6.000%	2,346	59,025	0.0%
Wells Fargo & Company, Series L, 7.500%	3,902	4,924,207	1.4%
OTHER SECURITIES		1,871,430	0.5%
		6,854,662
Health care - 1.0%
Becton, Dickinson and Company, 6.125%	61,259	3,532,807	1.0%
Industrials - 0.3%
Fortive Corp., 5.000%	1,082	982,727	0.3%
Utilities - 1.7%
DTE Energy Company, 5.250%	35,000	778,750	0.2%
Duke Energy Corp., 5.625%	40,000	952,000	0.3%
NextEra Energy, Inc., 6.123%	7,851	452,532	0.1%
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	25,000	626,000	0.2%

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Utilities (continued)
OTHER SECURITIES		$3,185,239	0.9%
		5,994,521
TOTAL PREFERRED SECURITIES (Cost $17,618,682)		$17,364,717
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Treasury Notes - 2.1%
2.250%, 11/15/2027	$7,675,000	7,419,546	2.1%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $7,497,735)		$7,419,546
CORPORATE BONDS - 21.0%
Communication services - 5.2%
CCO Holdings LLC 5.250%, 09/30/2022	575,000	569,969	0.2%
CCO Holdings LLC 5.750%, 09/01/2023	402,000	399,990	0.1%
CCO Holdings LLC 5.750%, 01/15/2024	275,000	273,625	0.1%
CCO Holdings LLC 5.250%, 03/15/2021	225,000	225,141	0.1%
CCO Holdings LLC 5.125%, 05/01/2027 (C)	1,341,000	1,249,007	0.4%
CCO Holdings LLC 5.000%, 02/01/2028 (C)	2,095,000	1,927,400	0.5%
Netflix, Inc. 5.875%, 02/15/2025	405,000	408,544	0.1%
Netflix, Inc. 4.375%, 11/15/2026	1,260,000	1,143,450	0.3%
Netflix, Inc. 5.875%, 11/15/2028 (C)	2,970,000	2,894,057	0.8%
Netflix, Inc. 6.375%, 05/15/2029 (C)	1,405,000	1,385,681	0.4%
Netflix, Inc. 4.875%, 04/15/2028	2,995,000	2,732,938	0.8%
OTHER SECURITIES		5,324,646	1.4%
		18,534,448
Consumer discretionary - 2.3%
Amazon.com, Inc. 2.600%, 12/05/2019	465,000	463,828	0.1%
Yum! Brands, Inc. 6.875%, 11/15/2037	367,000	359,660	0.1%
Yum! Brands, Inc. 3.875%, 11/01/2023	495,000	467,775	0.1%
Yum! Brands, Inc. 5.350%, 11/01/2043	614,000	509,620	0.1%
Yum! Brands, Inc. 3.875%, 11/01/2020	487,000	477,260	0.1%
Yum! Brands, Inc. 3.750%, 11/01/2021	950,000	926,250	0.3%
Yum! Brands, Inc. 5.300%, 09/15/2019	182,000	182,683	0.1%
OTHER SECURITIES		4,678,663	1.4%
		8,065,739
Consumer staples - 1.7%		6,078,984	1.7%
Energy - 0.5%		1,624,276	0.5%
Financials - 3.8%
KfW 2.875%, 04/03/2028	8,440,000	8,473,411	2.4%
Marsh & McLennan Companies, Inc. 2.350%, 03/06/2020	140,000	138,741	0.0%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Marsh & McLennan Companies, Inc. 3.300%, 03/14/2023	$65,000	$64,267	0.0%
Marsh & McLennan Companies, Inc. 2.750%, 01/30/2022	190,000	186,218	0.1%
Refinitiv US Holdings, Inc. 6.250%, 05/15/2026 (C)	550,000	530,750	0.2%
Refinitiv US Holdings, Inc. 8.250%, 11/15/2026 (C)	735,000	671,606	0.2%
State Street Corp. (5.250% to 9-15-20, then 3 month LIBOR + 3.597%) (D)	435,000	426,844	0.1%
State Street Corp. (5.625% to 12-15-23, then 3 month LIBOR + 2.539%) (D)	895,000	845,775	0.2%
The PNC Financial Services Group, Inc. (5.000% to 11-1-26, then 3 month LIBOR + 3.300%) (D)	525,000	483,000	0.1%
OTHER SECURITIES		1,796,849	0.5%
		13,617,461
Health care - 1.8%
Becton, Dickinson and Company 2.675%, 12/15/2019	266,000	263,475	0.1%
Becton, Dickinson and Company 3.363%, 06/06/2024	620,000	595,452	0.2%
Becton, Dickinson and Company (3 month LIBOR + 1.030%) 3.377%, 06/06/2022 (E)	400,000	392,097	0.1%
OTHER SECURITIES		5,273,791	1.4%
		6,524,815
Industrials - 1.2%
Fortive Corp. 1.800%, 06/15/2019	5,000	4,940	0.0%
Roper Technologies, Inc. 3.650%, 09/15/2023	420,000	420,277	0.1%
Roper Technologies, Inc. 4.200%, 09/15/2028	350,000	346,727	0.1%
Waste Connections, Inc. 4.250%, 12/01/2028	160,000	163,602	0.0%
OTHER SECURITIES		3,376,136	1.0%
		4,311,682
Information technology - 1.2%
Apple, Inc. 1.500%, 09/12/2019	1,160,000	1,149,830	0.3%
Fiserv, Inc. 2.700%, 06/01/2020	580,000	575,603	0.2%
Fiserv, Inc. 3.800%, 10/01/2023	240,000	241,479	0.1%
Fiserv, Inc. 4.200%, 10/01/2028	240,000	239,668	0.1%
OTHER SECURITIES		1,934,110	0.5%
		4,140,690
Materials - 0.7%		2,439,303	0.7%
Real estate - 0.8%
American Tower Corp. 3.300%, 02/15/2021	320,000	318,154	0.1%
OTHER SECURITIES		2,441,001	0.7%
		2,759,155

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Utilities - 1.8%
American Electric Power Company, Inc. 3.650%, 12/01/2021	$75,000	$75,560	0.0%
American Electric Power Company, Inc. 4.300%, 12/01/2028	280,000	284,689	0.1%
DTE Energy Company 3.800%, 03/15/2027	700,000	683,353	0.2%
DTE Energy Company 3.700%, 08/01/2023	200,000	198,587	0.1%
Eversource Energy 2.750%, 03/15/2022	275,000	269,034	0.1%
Eversource Energy 2.900%, 10/01/2024	175,000	167,701	0.0%
Eversource Energy 3.300%, 01/15/2028	433,000	410,921	0.1%
Eversource Energy 4.250%, 04/01/2029	205,000	208,832	0.1%
Eversource Energy 3.800%, 12/01/2023	125,000	126,196	0.0%
NiSource, Inc. 3.490%, 05/15/2027	585,000	558,545	0.2%
NiSource, Inc. 4.375%, 05/15/2047	430,000	400,582	0.1%
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (C)(D)	575,000	534,750	0.1%
Xcel Energy, Inc. 4.000%, 06/15/2028	340,000	344,089	0.1%
OTHER SECURITIES		2,013,237	0.6%
		6,276,076
TOTAL CORPORATE BONDS (Cost $76,154,997)		$74,372,629
TERM LOANS (F) - 2.8%
Communication services - 0.3%		1,097,654	0.3%
Consumer staples - 0.0%		30,423	0.0%
Energy - 0.2%		574,514	0.2%
Financials - 1.1%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%) 5.240%, 04/25/2025	2,705,278	2,548,886	0.7%
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.750%) 6.272%, 10/01/2025	1,390,000	1,320,500	0.4%
		3,869,386
Health care - 0.3%		979,901	0.3%
Industrials - 0.4%		1,411,844	0.4%
Information technology - 0.4%		1,499,691	0.4%
Materials - 0.1%		222,929	0.1%
TOTAL TERM LOANS (Cost $10,182,323)		$9,686,342
ASSET BACKED SECURITIES - 0.4%		1,300,050	0.4%
TOTAL ASSET BACKED SECURITIES (Cost $1,317,685)		$1,300,050
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 0.5%
John Hancock Collateral Trust, 2.4078% (G)(H)	192,039	$1,921,001	0.5%
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,920,855)		$1,921,001
SHORT-TERM INVESTMENTS - 1.6%
Money market funds - 0.4%		1,246,483	0.4%
Repurchase agreement - 1.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $4,389,317 on 1-2-19, collateralized by $4,550,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $4,477,177, including interest)	$4,389,000	4,389,000	1.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,635,483)		$5,635,483
Total Investments (Capital Appreciation Value Trust) (Cost $339,368,042) - 100.4%		$354,945,240	100.4%
Other assets and liabilities, net - (0.4)%		(1,460,558)	(0.4)%
TOTAL NET ASSETS - 100.0%		$353,484,682	100.0%
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls

Citigroup Global Markets, Inc.	Abbott Laboratories	USD	65.00	Jan 2019	154	15,400	$ 36,449	$ (112,438)
Citigroup Global Markets, Inc.	Abbott Laboratories	USD	67.50	Jan 2019	124	12,400	16,232	(62,531)
Deutsche Bank Securities, Inc.	Abbott Laboratories	USD	67.50	Jan 2019	65	6,500	11,927	(32,779)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	11	1,100	66,283	(183)
Credit Suisse Securities (USA) LLC	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	4	400	20,748	(67)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,260.00	Jan 2019	2	200	10,739	(33)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,300.00	Jan 2020	6	600	36,944	(23,625)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,340.00	Jan 2020	5	500	40,113	(15,895)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,400.00	Jan 2020	5	500	31,273	(11,408)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,500.00	Jan 2020	4	400	17,036	(5,131)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	37,260	(133)
Credit Suisse Securities (USA) LLC	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	38,176	(134)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class C	USD	1,260.00	Jan 2019	5	500	25,537	(5)
Citigroup Global Markets, Inc.	Amazon.com, Inc.	USD	2,000.00	Jan 2019	5	500	45,292	(2)
Citigroup Global Markets, Inc.	Amazon.com, Inc.	USD	2,300.00	Jan 2020	6	600	63,568	(20,807)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,500.00	Jan 2020	2	200	24,705	(4,159)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,600.00	Jan 2020	2	200	20,545	(3,218)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,700.00	Jan 2020	3	300	25,663	(3,734)
Citigroup Global Markets, Inc.	American Electric Power Company, Inc.	USD	82.50	Jan 2020	35	3,500	11,162	(8,411)
Citigroup Global Markets, Inc.	American Electric Power Company, Inc.	USD	85.00	Jan 2020	35	3,500	8,495	(6,197)
Credit Suisse Securities (USA) LLC	American Tower Corp.	USD	155.00	Jan 2019	31	3,100	11,354	(16,924)
JPMorgan Clearing Corp.	American Tower Corp.	USD	155.00	Jan 2019	34	3,400	12,174	(18,562)
JPMorgan Clearing Corp.	American Tower Corp.	USD	160.00	Jan 2019	34	3,400	17,476	(8,766)
JPMorgan Clearing Corp.	American Tower Corp.	USD	165.00	Jan 2019	33	3,300	12,625	(3,094)
Credit Suisse International	American Tower Corp.	USD	170.00	Jan 2020	28	2,800	29,962	(27,848)
Credit Suisse International	American Tower Corp.	USD	175.00	Jan 2020	28	2,800	24,230	(22,779)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	260.00	Jan 2019	20	2,000	15,931	(16,517)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	270.00	Jan 2019	26	2,600	25,249	(8,615)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	270.00	Jan 2019	20	2,000	10,197	(6,627)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	300.00	Jan 2020	14	1,400	25,438	(17,534)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	310.00	Jan 2020	14	1,400	19,838	(13,601)
Credit Suisse Securities (USA) LLC	Apple, Inc.	USD	200.00	Jan 2019	93	9,300	62,048	(33)
The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	1,900.00	Jan 2019	2	200	$ 28,423	$ (984)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,000.00	Jan 2019	2	200	21,859	(178)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,300.00	Jan 2019	4	400	28,086	(1)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,100.00	Jan 2020	1	100	12,618	(9,111)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,125.00	Jan 2020	1	100	11,848	(8,480)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,200.00	Jan 2020	1	100	9,898	(6,797)
Goldman Sachs & Company	Duke Energy Corp.	USD	85.00	Jan 2020	92	9,200	23,348	(61,308)
Goldman Sachs & Company	Duke Energy Corp.	USD	90.00	Jan 2020	93	9,300	12,060	(40,888)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Duke Energy Corp.	USD	100.00	Jan 2020	49	4,900	8,665	(8,071)
Citigroup Global Markets, Inc.	Enterprise Products Partners LP	USD	30.00	Jan 2019	343	34,300	27,943	—
Citigroup Global Markets, Inc.	Facebook, Inc., Class A	USD	180.00	Jan 2019	63	6,300	68,247	(15)
Citigroup Global Markets, Inc.	Facebook, Inc., Class A	USD	200.00	Jan 2019	20	2,000	12,836	—
Citigroup Global Markets, Inc.	Intercontinental Exchange, Inc.	USD	80.00	Jan 2019	134	13,400	36,024	(1,736)
JPMorgan Clearing Corp.	Intuit, Inc.	USD	190.00	Jan 2019	57	5,700	51,562	(57,066)
Goldman Sachs & Company	Intuit, Inc.	USD	260.00	Jan 2020	4	400	5,297	(1,991)
Goldman Sachs & Company	Intuit, Inc.	USD	270.00	Jan 2020	4	400	4,324	(1,499)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	180.00	Jan 2019	9	900	10,209	(9,926)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	180.00	Jan 2019	29	2,900	37,299	(31,984)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	185.00	Jan 2019	8	800	7,693	(6,198)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	185.00	Jan 2019	29	2,900	31,292	(22,466)
Citigroup Global Markets, Inc.	McDonald's Corp.	USD	195.00	Jan 2020	26	2,600	26,124	(19,555)
Credit Suisse Securities (USA) LLC	McDonald's Corp.	USD	195.00	Jan 2020	11	1,100	8,330	(8,274)
Citigroup Global Markets, Inc.	McDonald's Corp.	USD	200.00	Jan 2020	26	2,600	21,564	(15,704)
Credit Suisse Securities (USA) LLC	McDonald's Corp.	USD	200.00	Jan 2020	10	1,000	6,156	(6,040)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	100.00	Jan 2019	111	11,100	48,426	(45,907)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	105.00	Jan 2019	43	4,300	19,542	(7,267)
RBC Capital Markets LLC	Microsoft Corp.	USD	105.00	Jan 2019	51	5,100	16,779	(8,619)
Deutsche Bank Securities, Inc.	Microsoft Corp.	USD	110.00	Jan 2019	195	19,500	57,652	(9,616)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	110.00	Jan 2019	43	4,300	13,631	(2,121)
RBC Capital Markets LLC	Microsoft Corp.	USD	110.00	Jan 2019	52	5,200	11,076	(2,564)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	125.00	Jan 2020	40	4,000	29,340	(16,775)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	130.00	Jan 2020	41	4,100	24,129	(13,262)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	135.00	Jan 2020	41	4,100	18,799	(10,157)
Credit Suisse International	NextEra Energy, Inc.	USD	200.00	Jan 2020	102	10,200	47,666	(36,357)
The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Goldman Sachs & Company	Texas Instruments, Inc.	USD	125.00	Jan 2019	64	6,400	$ 28,182	—
Goldman Sachs & Company	Texas Instruments, Inc.	USD	130.00	Jan 2019	65	6,500	20,973	—
Goldman Sachs & Company	Texas Instruments, Inc.	USD	130.00	Jan 2020	8	800	5,806	$ (1,277)
Citigroup Global Markets, Inc.	The PNC Financial Services Group, Inc.	USD	130.00	Jan 2019	125	12,500	35,936	(1,886)
Credit Suisse Securities (USA) LLC	The PNC Financial Services Group, Inc.	USD	165.00	Jan 2019	86	8,600	30,702	—
Citigroup Global Markets, Inc.	The PNC Financial Services Group, Inc.	USD	180.00	Jan 2019	8	800	4,176	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Thermo Fisher Scientific, Inc.	USD	230.00	Jan 2019	33	3,300	32,671	(10,297)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Thermo Fisher Scientific, Inc.	USD	240.00	Jan 2019	34	3,400	23,229	(2,825)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	260.00	Jan 2019	24	2,400	19,621	(6,799)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	270.00	Jan 2019	93	9,300	54,636	(8,711)
Citigroup Global Markets, Inc.	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	20	2,000	36,340	(22,131)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	9	900	16,471	(9,959)
Citigroup Global Markets, Inc.	UnitedHealth Group, Inc.	USD	300.00	Jan 2020	28	2,800	41,111	(24,030)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2019	21	2,100	12,960	(56,982)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	110.00	Jan 2019	21	2,100	9,578	(46,650)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	115.00	Jan 2019	21	2,100	6,888	(36,437)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	58	5,800	22,693	(75,038)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	125.00	Jan 2019	56	5,600	20,292	(47,320)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	135.00	Jan 2019	85	8,500	36,266	(19,301)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	140.00	Jan 2019	43	4,300	18,576	(4,426)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	140.00	Jan 2019	38	3,800	17,746	(3,911)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	150.00	Jan 2019	137	13,700	72,054	(1,079)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	150.00	Jan 2020	33	3,300	30,571	(24,582)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	155.00	Jan 2020	33	3,300	24,836	(19,565)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	160.00	Jan 2020	54	5,400	37,267	(25,144)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	165.00	Jan 2020	20	2,000	13,364	(7,219)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	95.00	Jan 2019	7	700	1,344	(517)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	95.00	Jan 2019	85	8,500	14,911	(6,279)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	100.00	Jan 2020	51	5,100	18,517	(24,645)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	105.00	Jan 2020	51	5,100	10,996	(16,514)
							$2,372,127	$(1,446,231)
The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Derivatives Currency Abbreviations
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.9%
Brazil - 5.7%
Banco do Brasil SA	76,083	$910,818	0.5%
Fibria Celulose SA	24,998	435,832	0.2%
Fibria Celulose SA, ADR	40,591	698,571	0.3%
Petroleo Brasileiro SA	346,217	2,262,647	1.1%
Vale SA	409,356	5,366,369	2.6%
OTHER SECURITIES		2,220,624	1.0%
		11,894,861
Chile - 1.9%
Cencosud SA	441,562	796,757	0.4%
OTHER SECURITIES		3,160,867	1.5%
		3,957,624
China - 11.1%
Bank of China, Ltd., H Shares	3,626,694	1,563,477	0.8%
China Construction Bank Corp., H Shares	6,306,000	5,163,689	2.5%
China Petroleum & Chemical Corp., ADR	15,616	1,102,492	0.5%
China Petroleum & Chemical Corp., H Shares	434,000	309,360	0.2%
CNOOC, Ltd.	1,306,000	2,011,662	1.0%
Industrial & Commercial Bank of China, Ltd., H Shares	3,793,000	2,697,809	1.3%
PetroChina Company, Ltd., H Shares	1,494,000	927,022	0.5%
OTHER SECURITIES		9,567,508	4.3%
		23,343,019
Colombia - 0.7%
Grupo de Inversiones Suramericana SA	48,389	478,600	0.2%
OTHER SECURITIES		957,567	0.5%
		1,436,167
Czech Republic - 0.5%
CEZ AS	41,580	991,192	0.5%
Greece - 0.0%		95,511	0.0%
Hong Kong - 4.9%
China Mobile, Ltd.	365,000	3,531,958	1.7%
China Resources Land, Ltd.	218,000	838,575	0.4%
Shimao Property Holdings, Ltd.	353,500	941,516	0.5%
OTHER SECURITIES		4,921,177	2.3%
		10,233,226
Hungary - 0.6%
MOL Hungarian Oil & Gas PLC	109,975	1,206,906	0.6%
India - 12.7%
Reliance Industries, Ltd., GDR (A)	290,988	9,260,464	4.4%
Vedanta, Ltd., ADR (B)	72,140	832,496	0.4%
Wipro, Ltd.	188,916	893,475	0.4%
OTHER SECURITIES		15,585,894	7.5%
		26,572,329
Indonesia - 2.5%		5,248,266	2.5%
Malaysia - 3.7%		7,735,585	3.7%
Mexico - 3.6%
Grupo Mexico SAB de CV, Series B	865,219	1,786,199	0.9%
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Mexico (continued)
Organizacion Soriana SAB de CV, Series B (B)(C)	576,298	$846,628	0.4%
OTHER SECURITIES		4,908,029	2.3%
		7,540,856
Philippines - 2.2%
JG Summit Holdings, Inc.	778,360	822,665	0.4%
OTHER SECURITIES		3,775,670	1.8%
		4,598,335
Poland - 1.0%		2,054,416	1.0%
Russia - 1.8%
LUKOIL PJSC, ADR	41,714	2,987,334	1.4%
OTHER SECURITIES		845,138	0.4%
		3,832,472
Singapore - 0.0%		21,024	0.0%
South Africa - 7.4%
Absa Group, Ltd.	182,806	2,051,757	1.0%
AngloGold Ashanti, Ltd.	103,681	1,317,136	0.6%
Gold Fields, Ltd., ADR	244,641	861,136	0.4%
MTN Group, Ltd.	173,029	1,069,538	0.5%
Nedbank Group, Ltd.	41,821	797,630	0.4%
Sasol, Ltd.	27,722	823,801	0.4%
Standard Bank Group, Ltd.	144,502	1,795,367	0.9%
OTHER SECURITIES		6,798,452	3.2%
		15,514,817
South Korea - 16.4%
Hana Financial Group, Inc.	43,427	1,412,369	0.7%
Hyundai Motor Company	22,546	2,393,491	1.2%
KB Financial Group, Inc.	21,273	887,442	0.4%
KB Financial Group, Inc., ADR	43,651	1,832,469	0.9%
LG Display Company, Ltd., ADR (B)	130,913	1,072,177	0.5%
LG Electronics, Inc.	15,234	854,220	0.4%
POSCO	12,499	2,733,928	1.3%
Shinhan Financial Group Company, Ltd., ADR	115,879	4,112,546	2.0%
SK Innovation Company, Ltd.	8,008	1,285,399	0.6%
Woori Bank	66,631	931,761	0.5%
OTHER SECURITIES		16,957,985	7.9%
		34,473,787
Taiwan - 15.8%
AU Optronics Corp., ADR (B)	204,040	803,889	0.4%
Cathay Financial Holding Company, Ltd.	1,362,000	2,084,992	1.0%
Chang Hwa Commercial Bank, Ltd.	1,776,642	994,936	0.5%
China Steel Corp.	3,420,180	2,700,802	1.3%
Fubon Financial Holding Company, Ltd.	1,410,417	2,163,998	1.1%
Hon Hai Precision Industry Company, Ltd.	681,448	1,568,310	0.8%
Shin Kong Financial Holding Company, Ltd.	3,637,592	1,063,783	0.5%
OTHER SECURITIES		21,825,718	10.2%
		33,206,428

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Thailand - 2.7%
Kasikornbank PCL, NVDR	141,600	$805,498	0.4%
PTT PCL, Foreign Quota Shares	953,400	1,344,562	0.7%
OTHER SECURITIES		3,497,004	1.6%
		5,647,064
Turkey - 0.6%		1,309,728	0.6%
Ukraine - 0.1%		139,823	0.1%
TOTAL COMMON STOCKS (Cost $221,255,868)		$201,053,436
PREFERRED SECURITIES - 1.9%
Brazil - 1.7%
Petroleo Brasileiro SA	505,107	2,946,124	1.4%
OTHER SECURITIES		662,042	0.3%
		3,608,166
Colombia - 0.2%
Grupo de Inversiones Suramericana SA	31,793	304,273	0.1%
OTHER SECURITIES		107,048	0.1%
		411,321
Panama - 0.0%		21,157	0.0%
South Korea - 0.0%		9,356	0.0%
TOTAL PREFERRED SECURITIES (Cost $3,923,037)		$4,050,000
RIGHTS - 0.0%		15,710	0.0%
TOTAL RIGHTS (Cost $33,136)		$15,710
WARRANTS - 0.0%		10,946	0.0%
TOTAL WARRANTS (Cost $0)		$10,946
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust, 2.4078% (D)(E)	321,844	$3,219,466	1.5%
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,219,350)		$3,219,466
Total Investments (Emerging Markets Value Trust) (Cost $228,431,391) - 99.3%		$208,349,558	99.3%
Other assets and liabilities, net - 0.7%		1,377,780	0.7%
TOTAL NET ASSETS - 100.0%		$209,727,338	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Non-income producing security.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	85	Long	Mar 2019	$4,125,000	$4,108,900	$(16,100)
						$(16,100)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.2%
Communication services - 8.0%
Comcast Corp., Class A	462,133	$15,735,629	1.1%
Twenty-First Century Fox, Inc., Class B	757,400	36,188,572	2.4%
Verizon Communications, Inc.	579,585	32,584,269	2.2%
OTHER SECURITIES		33,888,781	2.3%
		118,397,251
Consumer discretionary - 2.4%
Las Vegas Sands Corp.	262,000	13,637,100	0.9%
OTHER SECURITIES		21,358,294	1.5%
		34,995,394
Consumer staples - 6.9%
Kimberly-Clark Corp.	219,200	24,975,648	1.7%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples (continued)
Philip Morris International, Inc.	235,100	$15,695,276	1.0%
Tyson Foods, Inc., Class A	353,600	18,882,240	1.3%
Walmart, Inc.	175,900	16,385,085	1.1%
OTHER SECURITIES		26,179,689	1.8%
		102,117,938
Energy - 9.2%
Chevron Corp.	127,394	13,859,193	0.9%
Exxon Mobil Corp.	522,000	35,595,180	2.4%
Occidental Petroleum Corp.	235,965	14,483,532	1.0%
TOTAL SA	589,466	31,091,448	2.1%
TransCanada Corp.	575,800	20,556,060	1.4%
OTHER SECURITIES		19,859,108	1.4%
		135,444,521

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials - 23.5%
American International Group, Inc.	457,477	$18,029,169	1.2%
Chubb, Ltd.	197,944	25,570,406	1.7%
Fifth Third Bancorp	797,959	18,775,975	1.3%
Franklin Resources, Inc.	446,700	13,249,122	0.9%
JPMorgan Chase & Co.	518,108	50,577,703	3.4%
Loews Corp.	370,566	16,868,164	1.2%
MetLife, Inc.	485,712	19,943,335	1.4%
Morgan Stanley	606,755	24,057,836	1.6%
State Street Corp.	288,238	18,179,171	1.2%
The PNC Financial Services Group, Inc.	125,100	14,625,441	1.0%
U.S. Bancorp	463,707	21,191,410	1.4%
Wells Fargo & Company	1,049,489	48,360,453	3.3%
OTHER SECURITIES		56,428,574	3.9%
		345,856,759
Health care - 13.2%
Anthem, Inc.	106,379	27,938,317	1.9%
Becton, Dickinson and Company	23,470	5,288,260	0.4%
CVS Health Corp.	218,877	14,340,821	1.0%
Gilead Sciences, Inc.	292,900	18,320,895	1.2%
GlaxoSmithKline PLC	545,590	10,397,864	0.7%
GlaxoSmithKline PLC, ADR	131,000	5,005,510	0.3%
Johnson & Johnson	231,700	29,900,885	2.0%
Medtronic PLC	232,999	21,193,589	1.4%
Merck & Company, Inc.	260,050	19,870,421	1.4%
Pfizer, Inc.	731,035	31,909,678	2.2%
OTHER SECURITIES		10,789,060	0.7%
		194,955,300
Industrials - 10.9%
Harris Corp.	164,810	22,191,667	1.5%
Johnson Controls International PLC	695,513	20,621,960	1.4%
Nielsen Holdings PLC	587,912	13,715,987	0.9%
The Boeing Company	85,000	27,412,500	1.9%
United Parcel Service, Inc., Class B	195,100	19,028,103	1.3%
OTHER SECURITIES		57,600,691	3.9%
		160,570,908
Information technology - 7.5%
Cisco Systems, Inc.	559,700	24,251,801	1.6%
Microsoft Corp.	284,683	28,915,252	2.0%
QUALCOMM, Inc.	511,321	29,099,278	2.0%
OTHER SECURITIES		28,461,412	1.9%
		110,727,743
Materials - 5.1%
CF Industries Holdings, Inc.	328,500	14,293,035	1.0%
DowDuPont, Inc.	591,898	31,654,705	2.1%
International Paper Company	324,886	13,112,399	0.9%
OTHER SECURITIES		15,873,991	1.1%
		74,934,130
Real estate - 2.6%
Equity Residential	205,600	13,571,656	0.9%
OTHER SECURITIES		25,354,657	1.7%
		38,926,313
Utilities - 5.9%
NiSource, Inc.	838,900	21,266,115	1.4%
Sempra Energy	39,652	4,289,950	0.3%
The Southern Company	677,585	29,759,533	2.0%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$32,232,220	2.2%
		87,547,818
TOTAL COMMON STOCKS (Cost $1,298,864,428)		$1,404,474,075
PREFERRED SECURITIES - 2.6%
Health care - 0.9%
Becton, Dickinson and Company, 6.125%	213,158	12,292,822	0.9%
Utilities - 1.7%
Sempra Energy, 6.000%	77,293	7,351,337	0.5%
Sempra Energy, 6.750%	23,662	2,281,963	0.1%
OTHER SECURITIES		15,859,433	1.1%
		25,492,733
TOTAL PREFERRED SECURITIES (Cost $34,560,187)		$37,785,555
CORPORATE BONDS - 0.3%
Consumer discretionary - 0.3%		5,200,576	0.3%
TOTAL CORPORATE BONDS (Cost $5,737,461)		$5,200,576
CONVERTIBLE BONDS - 0.2%
Financials - 0.2%		2,723,912	0.2%
TOTAL CONVERTIBLE BONDS (Cost $3,124,000)		$2,723,912
SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral Trust, 2.4078% (A)(B)	1,795,375	17,959,492	1.2%
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,959,263)		$17,959,492
SHORT-TERM INVESTMENTS - 1.5%
Money market funds - 1.5%
T. Rowe Price Government Reserve Fund, 2.4366% (A)	18,613,173	18,613,173	1.3%
OTHER SECURITIES		3,012,332	0.2%
		21,625,505
TOTAL SHORT-TERM INVESTMENTS (Cost $21,625,505)		$21,625,505
Total Investments (Equity Income Trust) (Cost $1,381,870,844) - 101.0%		$1,489,769,115	101.0%
Other assets and liabilities, net - (1.0)%		(14,786,980)	(1.0)%
TOTAL NET ASSETS - 100.0%		$1,474,982,135	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	The rate shown is the annualized seven-day yield as of 12-31-18.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.8%
Consumer discretionary - 0.1%		$188,134	0.1%
Financials - 92.9%
American Express Company	42,130	4,015,832	2.4%
Ameris Bancorp	50,345	1,594,426	1.0%
Aon PLC	30,619	4,450,778	2.7%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Ares Management Corp., Class A	138,379	$2,460,379	1.5%
Arthur J. Gallagher & Company	39,252	2,892,872	1.8%
Assured Guaranty, Ltd.	91,626	3,507,443	2.1%
Bank of America Corp.	227,385	5,602,762	3.4%
Bank of Marin Bancorp	28,484	1,174,680	0.7%
Bankinter SA	348,757	2,798,463	1.7%
Berkshire Hathaway, Inc., Class B (A)	25,691	5,245,588	3.2%
Capital One Financial Corp.	38,071	2,877,787	1.7%
Chemical Financial Corp.	42,755	1,565,261	1.0%
Chubb, Ltd.	22,726	2,935,745	1.8%
Citigroup, Inc.	52,552	2,735,857	1.7%
Citizens Financial Group, Inc.	151,124	4,492,917	2.7%
Close Brothers Group PLC	95,565	1,753,816	1.1%
Comerica, Inc.	67,040	4,604,978	2.8%
Discover Financial Services	44,329	2,614,524	1.6%
DNB ASA	102,141	1,639,532	1.0%
E*TRADE Financial Corp.	55,060	2,416,033	1.5%
Eurazeo SE	21,256	1,504,853	0.9%
First Merchants Corp.	51,959	1,780,635	1.1%
Glacier Bancorp, Inc.	42,342	1,677,590	1.0%
JPMorgan Chase & Co.	56,357	5,501,570	3.3%
KeyCorp	266,023	3,931,820	2.4%
Kinsale Capital Group, Inc.	47,494	2,638,767	1.6%
KKR & Company, Inc., Class A	153,227	3,007,846	1.8%
Lincoln National Corp.	79,990	4,104,287	2.5%
M&T Bank Corp.	20,858	2,985,406	1.8%
MB Financial, Inc.	49,966	1,980,153	1.2%
Nordea Bank ABP	195,534	1,646,044	1.0%
PacWest Bancorp	37,819	1,258,616	0.8%
Pinnacle Financial Partners, Inc.	34,140	1,573,854	1.0%
Provident Financial Services, Inc.	54,269	1,309,511	0.8%
Regions Financial Corp.	343,309	4,593,474	2.8%
SunTrust Banks, Inc.	86,983	4,387,423	2.7%
SVB Financial Group (A)	19,655	3,732,878	2.3%
The Blackstone Group LP	86,328	2,573,438	1.6%
The Hanover Insurance Group, Inc.	22,082	2,578,515	1.6%
The PNC Financial Services Group, Inc.	28,185	3,295,108	2.0%
TriCo Bancshares	53,432	1,805,467	1.1%
U.S. Bancorp	96,616	4,415,351	2.7%
Unicaja Banco SA (B)	895,571	1,181,779	0.7%
Union Bankshares Corp.	54,711	1,544,492	0.9%
Voya Financial, Inc.	65,892	2,644,905	1.6%
Willis Towers Watson PLC	15,595	2,368,257	1.4%
Zions Bancorp NA	98,955	4,031,427	2.5%
OTHER SECURITIES		17,087,936	10.4%
		152,521,075
Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology - 0.5%		$876,441	0.5%
Real estate - 4.3%
Nippon Prologis REIT, Inc.	667	1,407,686	0.9%
Prologis, Inc.	36,576	2,147,743	1.3%
OTHER SECURITIES		3,525,052	2.1%
		7,080,481
TOTAL COMMON STOCKS (Cost $162,746,405)		$160,666,131
CONVERTIBLE BONDS - 0.5%
Financials - 0.5%		819,615	0.5%
TOTAL CONVERTIBLE BONDS (Cost $940,000)		$819,615
WARRANTS - 0.1%		78,717	0.1%
TOTAL WARRANTS (Cost $230,622)		$78,717
SHORT-TERM INVESTMENTS - 1.9%
U.S. Government Agency - 1.8%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	$2,313,000	2,313,000	1.4%
OTHER SECURITIES		617,000	0.4%
		2,930,000
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $197,014 on 1-2-19, collateralized by $205,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $204,318, including interest)	197,000	197,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $3,126,827)		$3,127,000
Total Investments (Financial Industries Trust) (Cost $167,043,854) - 100.3%		$164,691,463	100.3%
Other assets and liabilities, net - (0.3)%		(446,216)	(0.3)%
TOTAL NET ASSETS - 100.0%		$164,245,247	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	1,100,000	USD	1,264,478	Goldman Sachs Bank USA	3/20/2019	$3,982	—
EUR	330,000	USD	377,531	State Street Bank and Trust Company	3/20/2019	3,007	—
GBP	150,000	USD	191,290	JPMorgan Chase Bank N.A.	3/20/2019	612	—
The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Financial Industries Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	100,000	USD	128,427	Morgan Stanley Capital Services, Inc.	3/20/2019	—	($492)
JPY	12,340,000	USD	112,325	Goldman Sachs Bank USA	3/20/2019	$917	—
NOK	680,000	USD	78,493	Citibank N.A.	3/20/2019	419	—
NOK	1,510,000	USD	174,559	JPMorgan Chase Bank N.A.	3/20/2019	671	—
NOK	1,760,000	USD	207,456	State Street Bank and Trust Company	3/20/2019	—	(3,214)
SEK	800,000	USD	89,730	Goldman Sachs Bank USA	3/20/2019	1,090	—
SEK	2,910,000	USD	324,902	Morgan Stanley Capital Services, Inc.	3/20/2019	5,456	—
USD	8,833,745	EUR	7,750,000	Goldman Sachs Bank USA	3/20/2019	—	(103,133)
USD	2,087,571	GBP	1,600,000	Morgan Stanley Capital Services, Inc.	3/20/2019	40,615	—
USD	1,935,451	JPY	217,890,000	Goldman Sachs Bank USA	3/20/2019	—	(64,089)
USD	2,988,574	NOK	25,220,000	Citibank N.A.	3/20/2019	61,884	—
USD	86,785	NOK	740,000	State Street Bank and Trust Company	3/20/2019	911	—
USD	2,034,684	SEK	18,260,000	Morgan Stanley Capital Services, Inc.	3/20/2019	—	(38,280)
						$119,564	($209,208)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.4%
Communication services - 18.6%
Alphabet, Inc., Class A (A)	70,257	$73,415,755	4.9%
CarGurus, Inc. (A)	1,232,016	41,555,900	2.7%
Facebook, Inc., Class A (A)	547,718	71,800,353	4.8%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,494,088	45,868,502	3.0%
Twitter, Inc. (A)	1,670,793	48,018,591	3.2%
		280,659,101
Consumer discretionary - 23.4%
Amazon.com, Inc. (A)	82,173	123,421,381	8.2%
Group 1 Automotive, Inc.	320,241	16,883,106	1.1%
Lennar Corp., A Shares	1,895,133	74,194,457	4.9%
NVR, Inc. (A)	8,293	20,209,958	1.3%
Polaris Industries, Inc.	878,178	67,338,689	4.5%
Salvatore Ferragamo SpA	650,796	13,173,667	0.9%
Tempur Sealy International, Inc. (A)	926,985	38,377,179	2.5%
		353,598,437
Consumer staples - 4.7%
Anheuser-Busch InBev SA, ADR	682,737	44,930,922	3.0%
Diageo PLC, ADR	130,327	18,480,369	1.2%
The Hain Celestial Group, Inc. (A)	425,703	6,751,650	0.5%
		70,162,941
Energy - 7.0%
Baker Hughes, a GE Company	1,110,768	23,881,512	1.6%
Cheniere Energy, Inc. (A)	583,115	34,514,577	2.3%
Kinder Morgan, Inc.	530,764	8,163,150	0.5%
National Oilwell Varco, Inc.	485,894	12,487,476	0.8%
Schlumberger, Ltd.	323,413	11,668,741	0.8%
Suncor Energy, Inc.	538,019	15,048,391	1.0%
		105,763,847
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials - 17.8%
American Express Company	131,340	$12,519,329	0.8%
Bank of America Corp.	2,726,734	67,186,726	4.5%
Citigroup, Inc.	1,235,592	64,324,920	4.3%
First Hawaiian, Inc.	353,684	7,961,427	0.5%
Morgan Stanley	1,254,677	49,747,943	3.3%
Synchrony Financial	469,329	11,010,458	0.7%
The Goldman Sachs Group, Inc.	333,937	55,784,176	3.7%
		268,534,979
Health care - 7.8%
Allergan PLC	149,077	19,925,632	1.3%
Alnylam Pharmaceuticals, Inc. (A)	104,625	7,628,209	0.5%
Amgen, Inc.	269,004	52,367,009	3.5%
Anthem, Inc.	56,931	14,951,789	1.0%
Hologic, Inc. (A)	492,780	20,253,258	1.3%
Moderna, Inc. (A)	197,556	3,016,680	0.2%
		118,142,577
Industrials - 7.9%
General Electric Company	4,323,058	32,725,549	2.1%
IHS Markit, Ltd. (A)	727,024	34,875,341	2.3%
Regal Beloit Corp.	188,319	13,191,746	0.9%
Sensata Technologies Holding PLC (A)	365,831	16,403,858	1.1%
The Manitowoc Company, Inc. (A)	534,561	7,895,466	0.5%
United Rentals, Inc. (A)	144,921	14,858,750	1.0%
		119,950,710
Information technology - 8.3%
Analog Devices, Inc.	100,156	8,596,389	0.5%
Apple, Inc.	400,604	63,191,275	4.2%
Workday, Inc., Class A (A)	339,572	54,222,857	3.6%
		126,010,521

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate - 2.9%
American Tower Corp.	229,085	$36,238,956	2.4%
Five Point Holdings LLC, Class A (A)	1,126,022	7,814,593	0.5%
		44,053,549
TOTAL COMMON STOCKS (Cost $1,388,017,482)		$1,486,876,662
SHORT-TERM INVESTMENTS - 1.6%
U.S. Government Agency - 1.5%
Federal Agricultural Mortgage Corp. Discount Note, 2.150%, 01/02/2019 *	$4,596,000	4,596,000	0.3%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	17,230,000	17,230,000	1.2%
		21,826,000
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,474,106 on 1-2-19, collateralized by $1,530,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,505,512, including interest)	1,474,000	1,474,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $23,298,713)		$23,300,000
Total Investments (Fundamental All Cap Core Trust) (Cost $1,411,316,195) - 100.0%		$1,510,176,662	100.0%
Other assets and liabilities, net - 0.0%		227,789	0.0%
TOTAL NET ASSETS - 100.0%		$1,510,404,451	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.9%
Communication services - 5.7%
Alphabet, Inc., Class A (A)	12,145	$12,691,039	2.1%
Comcast Corp., Class A	262,097	8,924,403	1.5%
Twenty-First Century Fox, Inc., Class A	259,065	12,466,208	2.1%
		34,081,650
Consumer discretionary - 9.4%
AutoZone, Inc. (A)	10,616	8,899,817	1.5%
eBay, Inc. (A)	447,495	12,561,185	2.1%
Group 1 Automotive, Inc.	120,004	6,326,611	1.1%
Lennar Corp., A Shares	533,295	20,878,499	3.5%
Tempur Sealy International, Inc. (A)	169,655	7,023,717	1.2%
		55,689,829
Consumer staples - 6.5%
Anheuser-Busch InBev SA, ADR	90,181	5,934,812	1.0%
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples (continued)
Danone SA	93,249	$6,572,432	1.1%
Heineken Holding NV	190,099	16,060,789	2.7%
PepsiCo, Inc.	93,334	10,311,540	1.7%
		38,879,573
Energy - 10.5%
Baker Hughes, a GE Company	388,446	8,351,589	1.4%
Chevron Corp.	131,604	14,317,199	2.4%
Exxon Mobil Corp.	102,978	7,022,070	1.2%
Kinder Morgan, Inc.	1,275,507	19,617,298	3.3%
National Oilwell Varco, Inc.	210,067	5,398,722	0.9%
Suncor Energy, Inc.	267,595	7,484,632	1.3%
		62,191,510
Financials - 26.3%
Affiliated Managers Group, Inc.	63,560	6,193,286	1.0%
American Express Company	217,067	20,690,826	3.5%
Bank of America Corp.	1,076,137	26,516,016	4.5%
CIT Group, Inc.	143,360	5,486,387	0.9%
Citigroup, Inc.	467,699	24,348,410	4.1%
JPMorgan Chase & Co.	207,659	20,271,672	3.4%
Morgan Stanley	450,460	17,860,739	3.0%
Prudential Financial, Inc.	99,902	8,147,008	1.4%
Synchrony Financial	250,845	5,884,824	1.0%
The Goldman Sachs Group, Inc.	87,402	14,600,504	2.5%
Wells Fargo & Company	135,275	6,233,472	1.0%
		156,233,144
Health care - 15.4%
Allergan PLC	108,472	14,498,369	2.4%
Amgen, Inc.	20,984	4,084,955	0.7%
Biogen, Inc. (A)	41,453	12,474,037	2.1%
Danaher Corp.	229,431	23,658,925	4.0%
Gilead Sciences, Inc.	124,039	7,758,639	1.3%
Hologic, Inc. (A)	161,733	6,647,226	1.1%
Merck & Company, Inc.	177,523	13,564,532	2.3%
Zimmer Biomet Holdings, Inc.	85,443	8,862,148	1.5%
		91,548,831
Industrials - 10.9%
General Electric Company	1,323,756	10,020,833	1.7%
L3 Technologies, Inc.	41,581	7,220,956	1.2%
Parker-Hannifin Corp.	63,447	9,462,486	1.6%
Union Pacific Corp.	102,261	14,135,538	2.4%
United Rentals, Inc. (A)	53,097	5,444,035	0.9%
United Technologies Corp.	152,169	16,202,955	2.7%
OTHER SECURITIES		2,143,127	0.4%
		64,629,930
Information technology - 11.2%
Analog Devices, Inc.	37,990	3,260,682	0.6%
Apple, Inc.	125,488	19,794,477	3.3%
Cisco Systems, Inc.	213,406	9,246,882	1.6%
Microsoft Corp.	223,346	22,685,253	3.8%
Oracle Corp.	253,787	11,458,483	1.9%
		66,445,777
Materials - 2.0%
LyondellBasell Industries NV, Class A	144,732	12,035,914	2.0%
TOTAL COMMON STOCKS (Cost $578,639,155)		$581,736,158
SHORT-TERM INVESTMENTS - 2.5%
U.S. Government Agency - 2.3%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	$10,759,000	10,759,000	1.8%

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
OTHER SECURITIES		$2,870,000	0.5%
		13,629,000
Repurchase agreement - 0.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $921,067 on 1-2-19, collateralized by $955,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $939,715, including interest)	$921,000	921,000	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $14,549,197)		$14,550,000
Total Investments (Fundamental Large Cap Value Trust) (Cost $593,188,352) - 100.4%		$596,286,158	100.4%
Other assets and liabilities, net - (0.4)%		(2,130,382)	(0.4)%
TOTAL NET ASSETS - 100.0%		$594,155,776	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Global Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.7%
Canada - 2.4%
Wheaton Precious Metals Corp.	115,525	$2,255,158	1.2%
OTHER SECURITIES		2,186,851	1.2%
		4,442,009
China - 4.2%
Baidu, Inc., ADR (A)	16,160	2,562,976	1.4%
China Life Insurance Company, Ltd., H Shares	1,227,710	2,596,293	1.4%
China Telecom Corp., Ltd., ADR (B)	48,010	2,435,547	1.3%
China Telecom Corp., Ltd., H Shares	356,900	182,864	0.1%
		7,777,680
Denmark - 2.4%
A.P. Moller - Maersk A/S, Series B	1,540	1,937,215	1.0%
Vestas Wind Systems A/S	34,340	2,599,492	1.4%
		4,536,707
France - 7.4%
AXA SA	87,505	1,888,527	1.0%
BNP Paribas SA	52,418	2,367,239	1.3%
Sanofi	39,544	3,430,442	1.9%
Veolia Environnement SA	149,170	3,054,887	1.6%
OTHER SECURITIES		2,907,307	1.6%
		13,648,402
Germany - 5.9%
Bayer AG	41,660	2,897,405	1.6%
E.ON SE	207,760	2,050,869	1.1%
Merck KGaA	29,092	2,994,518	1.6%
Global Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Germany (continued)
Siemens AG	26,789	$2,989,698	1.6%
		10,932,490
Hong Kong - 4.1%
China Mobile, Ltd.	247,250	2,392,539	1.3%
CK Hutchison Holdings, Ltd.	251,040	2,409,535	1.3%
Kunlun Energy Company, Ltd.	2,475,550	2,630,236	1.4%
OTHER SECURITIES		237,886	0.1%
		7,670,196
India - 1.8%
Bharti Airtel, Ltd.	415,152	1,854,312	1.0%
OTHER SECURITIES		1,424,251	0.8%
		3,278,563
Ireland - 1.1%		2,024,419	1.1%
Israel - 1.5%
Teva Pharmaceutical Industries, Ltd., ADR (A)	181,760	2,802,739	1.5%
Italy - 1.9%
Eni SpA	224,262	3,542,717	1.9%
Japan - 6.6%
Mitsui Fudosan Company, Ltd.	91,210	2,025,948	1.1%
Panasonic Corp.	247,870	2,226,721	1.2%
Takeda Pharmaceutical Company, Ltd. (B)	84,660	2,869,508	1.5%
OTHER SECURITIES		5,118,889	2.8%
		12,241,066
Luxembourg - 2.3%
SES SA	219,163	4,196,124	2.3%
Netherlands - 6.0%
Aegon NV	395,006	1,850,070	1.0%
Akzo Nobel NV	24,182	1,947,476	1.0%
ING Groep NV	233,076	2,507,107	1.4%
Royal Dutch Shell PLC, B Shares	159,355	4,764,315	2.6%
		11,068,968
Singapore - 2.1%
Singapore Telecommunications, Ltd.	1,792,250	3,857,343	2.1%
South Korea - 3.1%
KB Financial Group, Inc., ADR	58,548	2,457,845	1.3%
Samsung Electronics Company, Ltd.	92,890	3,233,661	1.8%
		5,691,506
Spain - 1.0%
Telefonica SA	223,304	1,879,641	1.0%
Sweden - 0.7%		1,256,601	0.7%
Switzerland - 3.6%
Roche Holding AG	15,162	3,764,101	2.0%
UBS Group AG (A)	183,290	2,286,221	1.2%
OTHER SECURITIES		638,050	0.4%
		6,688,372
Taiwan - 0.3%		574,909	0.3%
Thailand - 1.5%
Bangkok Bank PCL	311,130	1,980,352	1.1%
Bangkok Bank PCL, NVDR	126,340	788,497	0.4%
		2,768,849
United Kingdom - 8.1%
BP PLC	552,738	3,494,237	1.9%
HSBC Holdings PLC	299,989	2,475,328	1.3%
Kingfisher PLC	878,882	2,310,837	1.3%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC	477,298	$3,709,400	2.0%
Vodafone Group PLC	1,178,278	2,290,913	1.2%
OTHER SECURITIES		666,480	0.4%
		14,947,195
United States - 29.7%
Allergan PLC	25,608	3,422,765	1.9%
Alphabet, Inc., Class A (A)	1,910	1,995,874	1.1%
AmerisourceBergen Corp.	28,690	2,134,536	1.2%
Apache Corp.	71,680	1,881,600	1.0%
Capital One Financial Corp.	31,060	2,347,825	1.3%
Citigroup, Inc.	71,170	3,705,110	2.0%
Comcast Corp., Class A	76,850	2,616,743	1.4%
Eli Lilly & Company	16,770	1,940,624	1.0%
Exxon Mobil Corp.	32,370	2,207,310	1.2%
Gilead Sciences, Inc.	46,960	2,937,348	1.6%
JPMorgan Chase & Co. (B)	22,070	2,154,473	1.2%
Kellogg Company	43,810	2,497,608	1.3%
Oracle Corp.	103,120	4,655,868	2.5%
The Kroger Company	77,760	2,138,400	1.2%
United Parcel Service, Inc., Class B	21,540	2,100,796	1.1%
Walgreens Boots Alliance, Inc.	48,180	3,292,139	1.8%
OTHER SECURITIES		12,869,527	6.9%
		54,898,546
TOTAL COMMON STOCKS (Cost $203,354,903)		$180,725,042
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral Trust, 2.4078% (C)(D)	556,054	5,562,323	3.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,562,046)		$5,562,323
SHORT-TERM INVESTMENTS - 0.6%
U.S. Government Agency - 0.6%		1,100,000	0.6%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,099,934)		$1,100,000
Total Investments (Global Trust) (Cost $210,016,883) - 101.3%		$187,387,365	101.3%
Other assets and liabilities, net - (1.3)%		(2,452,612)	(1.3)%
TOTAL NET ASSETS - 100.0%		$184,934,753	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Health Sciences Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.2%
Consumer discretionary - 0.1%		$220,626	0.1%
Health care - 98.1%
AbbVie, Inc.	16,288	1,501,591	0.6%
Acceleron Pharma, Inc. (A)	37,423	1,629,772	0.6%
Agilent Technologies, Inc.	79,912	5,390,864	2.0%
Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Alexion Pharmaceuticals, Inc. (A)	56,059	$5,457,904	2.0%
Allergan PLC	13,325	1,781,020	0.7%
Amgen, Inc.	12,800	2,491,776	0.9%
Anthem, Inc.	33,400	8,771,842	3.2%
Argenx SE, ADR (A)	16,497	1,584,867	0.6%
Ascendis Pharma A/S, ADR (A)	22,733	1,424,222	0.5%
AstraZeneca PLC, ADR	96,200	3,653,676	1.3%
Becton, Dickinson and Company	56,006	12,619,272	4.6%
Biogen, Inc. (A)	10,529	3,168,387	1.2%
BioMarin Pharmaceutical, Inc. (A)	28,693	2,443,209	0.9%
Bluebird Bio, Inc. (A)	15,679	1,555,357	0.6%
Bristol-Myers Squibb Company	27,752	1,442,549	0.5%
Celgene Corp. (A)	23,832	1,527,393	0.6%
Centene Corp. (A)	46,059	5,310,603	2.0%
Cigna Corp.	44,070	8,369,850	3.1%
CVS Health Corp.	21,902	1,435,019	0.5%
Danaher Corp.	43,058	4,440,141	1.6%
Eli Lilly & Company	55,300	6,399,316	2.4%
Exact Sciences Corp. (A)	22,150	1,397,665	0.5%
Gilead Sciences, Inc.	28,467	1,780,611	0.7%
HCA Healthcare, Inc.	44,007	5,476,671	2.0%
Hologic, Inc. (A)	77,600	3,189,360	1.2%
Humana, Inc.	15,046	4,310,378	1.6%
ICU Medical, Inc. (A)	6,963	1,598,914	0.6%
Illumina, Inc. (A)	7,126	2,137,301	0.8%
Immunomedics, Inc. (A)	105,169	1,500,762	0.6%
Incyte Corp. (A)	41,300	2,626,267	1.0%
Intuitive Surgical, Inc. (A)	28,476	13,637,726	5.0%
Loxo Oncology, Inc. (A)	14,840	2,078,639	0.8%
Merck & Company, Inc.	60,017	4,585,899	1.7%
Molina Healthcare, Inc. (A)	14,409	1,674,614	0.6%
Neurocrine Biosciences, Inc. (A)	38,164	2,725,291	1.0%
Novartis AG	52,093	4,461,463	1.6%
Pfizer, Inc.	183,511	8,010,255	2.9%
Regeneron Pharmaceuticals, Inc. (A)	8,700	3,249,450	1.2%
Roche Holding AG	9,308	2,310,793	0.8%
Sage Therapeutics, Inc. (A)	44,100	4,224,339	1.6%
Sarepta Therapeutics, Inc. (A)	36,338	3,965,566	1.5%
Stryker Corp.	42,541	6,668,302	2.5%
Teleflex, Inc.	8,635	2,231,975	0.8%
The Cooper Companies, Inc.	9,435	2,401,208	0.9%
Thermo Fisher Scientific, Inc.	36,300	8,123,577	3.0%
UnitedHealth Group, Inc.	85,140	21,210,072	7.8%
Vertex Pharmaceuticals, Inc. (A)	63,466	10,516,951	3.9%
WellCare Health Plans, Inc. (A)	13,457	3,177,063	1.2%
West Pharmaceutical Services, Inc.	17,210	1,687,096	0.6%
Xencor, Inc. (A)	40,980	1,481,837	0.5%
OTHER SECURITIES		52,162,646	18.8%
		267,001,321
TOTAL COMMON STOCKS (Cost $226,586,950)		$267,221,947
PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.2%		492,658	0.2%
Health care - 0.4%
Becton, Dickinson and Company, 6.125%	9,988	576,008	0.2%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Health Sciences Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Health care (continued)
OTHER SECURITIES	$560,928	0.2%
	1,136,936
Information technology - 0.1%	135,611	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,686,718)	$1,765,205
CONVERTIBLE BONDS - 0.1%
Health care - 0.1%	325,346	0.1%
TOTAL CONVERTIBLE BONDS (Cost $348,000)	$325,346
RIGHTS - 0.0%	44	0.0%
TOTAL RIGHTS (Cost $8,750)	$44
SHORT-TERM INVESTMENTS - 0.7%
Money market funds - 0.7%	1,910,974	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,910,974)	$1,910,974
Total Investments (Health Sciences Trust) (Cost $230,541,392) - 99.7%	$271,223,516	99.7%
Other assets and liabilities, net - 0.3%	932,030	0.3%
TOTAL NET ASSETS - 100.0%	$272,155,546	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
International Equity Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Australia - 4.7%
BHP Group, Ltd.	105,441	$2,548,619	0.4%
Commonwealth Bank of Australia	62,931	3,209,962	0.5%
CSL, Ltd.	16,228	2,119,666	0.3%
Westpac Banking Corp.	121,874	2,153,499	0.3%
OTHER SECURITIES		21,941,671	3.2%
		31,973,417
Austria - 0.2%		1,093,722	0.2%
Belgium - 0.6%		4,304,577	0.6%
Brazil - 1.2%		8,108,795	1.2%
Canada - 6.4%
Canadian National Railway Company	26,900	1,992,279	0.3%
Royal Bank of Canada	52,000	3,559,098	0.5%
The Bank of Nova Scotia	42,900	2,138,401	0.3%
The Toronto-Dominion Bank	66,500	3,305,516	0.5%
OTHER SECURITIES		32,281,140	4.8%
		43,276,434
Chile - 0.3%		2,182,678	0.3%
China - 6.6%
Alibaba Group Holding, Ltd., ADR (A)	46,500	6,373,733	1.0%
China Construction Bank Corp., H Shares	3,445,914	2,821,698	0.4%
Tencent Holdings, Ltd.	205,300	8,228,496	1.2%
OTHER SECURITIES		27,123,425	4.0%
		44,547,352
Colombia - 0.1%		718,863	0.1%
Czech Republic - 0.1%		363,630	0.1%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Denmark - 1.2%
Novo Nordisk A/S, B Shares	65,419	$3,004,504	0.4%
OTHER SECURITIES		4,997,827	0.8%
		8,002,331
Egypt - 0.0%		175,421	0.0%
Finland - 0.8%		5,710,197	0.8%
France - 7.2%
Air Liquide SA	15,558	1,931,927	0.3%
Airbus SE	21,060	2,007,859	0.3%
L'Oreal SA	9,054	2,071,778	0.3%
LVMH Moet Hennessy Louis Vuitton SE	10,014	2,931,861	0.4%
Sanofi	40,317	3,497,500	0.5%
TOTAL SA	86,190	4,546,106	0.7%
OTHER SECURITIES		31,755,104	4.7%
		48,742,135
Germany - 5.5%
Allianz SE	15,387	3,092,102	0.5%
BASF SE	33,222	2,314,036	0.4%
Bayer AG	33,577	2,335,242	0.4%
Deutsche Telekom AG	119,710	2,034,680	0.3%
SAP SE	35,530	3,526,345	0.5%
Siemens AG	27,664	3,087,350	0.5%
OTHER SECURITIES		20,687,717	2.9%
		37,077,472
Greece - 0.1%		372,021	0.1%
Hong Kong - 3.7%
AIA Group, Ltd.	432,600	3,593,528	0.5%
China Mobile, Ltd.	220,530	2,133,980	0.3%
OTHER SECURITIES		18,978,283	2.9%
		24,705,791
Hungary - 0.1%		593,944	0.1%
India - 2.4%		16,121,902	2.4%
Indonesia - 0.6%		4,173,412	0.6%
Ireland - 0.7%		4,999,761	0.7%
Isle of Man - 0.0%		180,602	0.0%
Israel - 0.3%		2,327,476	0.3%
Italy - 1.4%		9,265,097	1.4%
Japan - 16.1%
Mitsubishi UFJ Financial Group, Inc.	419,100	2,056,798	0.3%
SoftBank Group Corp.	29,800	1,951,876	0.3%
Sony Corp.	45,400	2,188,717	0.3%
Toyota Motor Corp.	81,680	4,728,177	0.7%
OTHER SECURITIES		98,257,448	14.5%
		109,183,016
Jersey, Channel Islands - 0.0%		278,873	0.0%
Luxembourg - 0.2%		1,635,988	0.2%
Macau - 0.1%		584,393	0.1%
Malaysia - 0.6%		4,284,142	0.6%
Mexico - 0.7%		4,919,901	0.7%
Netherlands - 3.2%
ASML Holding NV	14,584	2,284,726	0.3%
Royal Dutch Shell PLC, A Shares	164,712	4,847,942	0.7%
Royal Dutch Shell PLC, B Shares	134,198	4,012,184	0.6%
OTHER SECURITIES		10,170,745	1.6%
		21,315,597

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
New Zealand - 0.2%		$1,005,898	0.2%
Norway - 0.5%		3,323,878	0.5%
Peru - 0.1%		758,776	0.1%
Philippines - 0.3%		1,858,609	0.3%
Poland - 0.3%		2,215,482	0.3%
Portugal - 0.1%		676,949	0.1%
Romania - 0.0%		100,898	0.0%
Russia - 0.9%		6,111,663	0.9%
Singapore - 0.9%		6,277,595	0.9%
South Africa - 1.6%
Naspers, Ltd., N Shares	15,717	3,146,802	0.5%
OTHER SECURITIES		7,498,882	1.1%
		10,645,684
South Korea - 3.3%
Samsung Electronics Company, Ltd.	171,900	5,984,134	0.9%
OTHER SECURITIES		16,568,796	2.4%
		22,552,930
Spain - 2.0%
Banco Santander SA	576,452	2,617,669	0.4%
OTHER SECURITIES		11,106,863	1.6%
		13,724,532
Sweden - 1.7%		11,234,815	1.7%
Switzerland - 6.2%
Nestle SA	110,097	8,935,779	1.3%
Novartis AG	77,928	6,674,086	1.0%
Roche Holding AG	25,351	6,293,610	0.9%
OTHER SECURITIES		20,040,917	3.0%
		41,944,392
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Company, Ltd.	887,227	6,442,362	1.0%
OTHER SECURITIES		11,208,898	1.6%
		17,651,260
Thailand - 0.6%		4,151,043	0.6%
Turkey - 0.2%		1,122,681	0.2%
United Arab Emirates - 0.0%		129,135	0.0%
United Kingdom - 10.0%
AstraZeneca PLC	45,458	3,393,257	0.5%
BP PLC	724,708	4,581,377	0.7%
British American Tobacco PLC	82,180	2,614,887	0.4%
Diageo PLC	88,170	3,150,702	0.5%
GlaxoSmithKline PLC	177,881	3,390,060	0.5%
HSBC Holdings PLC	715,531	5,902,942	0.9%
Rio Tinto PLC	42,842	2,051,807	0.3%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Unilever NV	54,909	$2,974,548	0.4%
Unilever PLC	40,653	2,134,396	0.3%
OTHER SECURITIES		37,634,055	5.5%
		67,828,031
United States - 0.1%		770,819	0.1%
TOTAL COMMON STOCKS (Cost $568,662,860)		$655,304,010
PREFERRED SECURITIES - 1.2%
Brazil - 0.7%		4,765,293	0.7%
Germany - 0.4%		2,532,107	0.4%
South Korea - 0.1%
Samsung Electronics Company, Ltd.	30,800	880,069	0.1%
OTHER SECURITIES		251,221	0.0%
		1,131,290
TOTAL PREFERRED SECURITIES (Cost $7,041,093)		$8,428,690
RIGHTS - 0.0%		22,517	0.0%
TOTAL RIGHTS (Cost $22,893)		$22,517
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust, 2.4078% (B)(C)	1,235,104	12,354,991	1.8%
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,354,279)		$12,354,991
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.2200% (B)	5,955,749	5,955,749	0.9%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,955,749)		$5,955,749
Total Investments (International Equity Index Trust) (Cost $594,036,874) - 100.6%		$682,065,957	100.6%
Other assets and liabilities, net - (0.6)%		(4,264,995)	(0.6)%
TOTAL NET ASSETS - 100.0%		$677,800,962	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	95	Long	Mar 2019	$8,330,113	$8,151,000	$(179,113)
Mini MSCI Emerging Markets Index Futures	102	Long	Mar 2019	5,017,253	4,930,680	(86,573)
MSCI Taiwan Index Futures	38	Long	Jan 2019	1,340,374	1,351,280	10,906
						$(254,780)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
International Growth Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.5%
Australia - 3.6%
Amcor, Ltd.	97,253	$908,095	1.6%
Brambles, Ltd.	106,475	761,791	1.3%
OTHER SECURITIES		416,932	0.7%
		2,086,818
Brazil - 3.5%
B3 SA - Brasil Bolsa Balcao	168,034	1,161,016	2.0%
Banco Bradesco SA, ADR	91,456	904,500	1.5%
		2,065,516
Canada - 9.2%
Canadian National Railway Company	11,935	883,935	1.5%
CGI Group, Inc., Class A (A)	30,579	1,870,309	3.2%
Nutrien, Ltd.	16,490	774,494	1.3%
PrairieSky Royalty, Ltd.	55,290	715,627	1.2%
Suncor Energy, Inc.	31,035	866,807	1.5%
OTHER SECURITIES		306,157	0.5%
		5,417,329
China - 7.2%
Alibaba Group Holding, Ltd., ADR (A)	4,610	631,892	1.1%
Baidu, Inc., ADR (A)	4,393	696,730	1.2%
Henan Shuanghui Investment & Development Company, Ltd., Class A	217,194	748,810	1.3%
Kweichow Moutai Company, Ltd., Class A	11,818	1,020,824	1.7%
OTHER SECURITIES		1,098,551	1.9%
		4,196,807
Denmark - 1.4%
Carlsberg A/S, Class B	7,933	843,906	1.4%
France - 8.2%
EssilorLuxottica SA	5,982	758,267	1.3%
Pernod Ricard SA	4,933	809,608	1.4%
Schneider Electric SE	17,713	1,201,496	2.0%
Vinci SA	14,621	1,202,315	2.1%
Vivendi SA	33,947	822,785	1.4%
		4,794,471
Germany - 7.8%
Allianz SE	6,382	1,282,498	2.2%
Deutsche Boerse AG	10,183	1,217,433	2.1%
SAP SE	13,570	1,346,820	2.3%
OTHER SECURITIES		723,354	1.2%
		4,570,105
Hong Kong - 2.3%
Galaxy Entertainment Group, Ltd.	169,000	1,067,514	1.8%
OTHER SECURITIES		297,237	0.5%
		1,364,751
Italy - 3.4%
Intesa Sanpaolo SpA	287,427	639,992	1.1%
Mediobanca Banca di Credito Finanziario SpA	90,902	769,163	1.3%
OTHER SECURITIES		574,750	1.0%
		1,983,905
Japan - 8.5%
Asahi Group Holdings, Ltd.	22,800	883,587	1.5%
FANUC Corp.	6,800	1,031,966	1.8%
Hoya Corp.	20,600	1,242,181	2.1%
Kao Corp.	9,000	666,159	1.1%
International Growth Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Japan (continued)
Keyence Corp.	1,600	$808,713	1.4%
OTHER SECURITIES		346,912	0.6%
		4,979,518
Mexico - 2.2%
Fomento Economico Mexicano SAB de CV, ADR	14,793	1,272,938	2.2%
Netherlands - 4.5%
ING Groep NV	68,119	732,729	1.3%
Wolters Kluwer NV	22,146	1,302,345	2.2%
OTHER SECURITIES		582,074	1.0%
		2,617,148
Singapore - 2.1%
United Overseas Bank, Ltd.	67,500	1,221,074	2.1%
South Korea - 2.7%
NAVER Corp. (A)	7,688	842,573	1.4%
Samsung Electronics Company, Ltd.	21,906	762,586	1.3%
		1,605,159
Spain - 1.4%
Amadeus IT Group SA	11,581	805,779	1.4%
Sweden - 3.2%
Investor AB, B Shares	44,027	1,870,898	3.2%
Switzerland - 6.8%
Cie Financiere Richemont SA	14,881	959,640	1.6%
Julius Baer Group, Ltd. (A)	17,774	633,404	1.1%
Kuehne + Nagel International AG	5,658	728,336	1.3%
Novartis AG	14,215	1,217,433	2.1%
OTHER SECURITIES		432,248	0.7%
		3,971,061
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Company, Ltd.	173,000	1,256,193	2.1%
Thailand - 0.5%		297,511	0.5%
Turkey - 0.9%		522,847	0.9%
United Kingdom - 10.5%
British American Tobacco PLC	25,764	819,785	1.4%
Compass Group PLC	39,178	824,494	1.4%
Informa PLC	103,169	828,110	1.4%
Reckitt Benckiser Group PLC	13,535	1,036,461	1.8%
RELX PLC	64,269	1,325,253	2.3%
Unilever NV	14,349	777,319	1.3%
OTHER SECURITIES		555,792	0.9%
		6,167,214
United States - 4.5%
Broadcom, Inc.	6,617	1,682,571	2.9%
Philip Morris International, Inc.	14,222	949,461	1.6%
		2,632,032
TOTAL COMMON STOCKS (Cost $62,028,728)		$56,542,980

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Growth Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 3.7%
Money market funds - 3.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class, 2.2514% (B)	2,160,190	$2,160,190	3.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,160,190)		$2,160,190
Total Investments (International Growth Stock Trust) (Cost $64,188,918) - 100.2%		$58,703,170	100.2%
Other assets and liabilities, net - (0.2)%		(119,624)	(0.2)%
TOTAL NET ASSETS - 100.0%		$58,583,546	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
International Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.0%
Australia - 6.6%		$7,488,361	6.6%
Austria - 1.3%		1,530,622	1.3%
Belgium - 1.6%
Ackermans & van Haaren NV	1,580	238,545	0.2%
Galapagos NV (A)	2,610	239,236	0.2%
OTHER SECURITIES		1,386,773	1.2%
		1,864,554
Bermuda - 0.3%
Hiscox, Ltd.	14,061	290,620	0.3%
Canada - 8.3%
Great Canadian Gaming Corp. (A)	5,900	206,880	0.2%
OTHER SECURITIES		9,212,759	8.1%
		9,419,639
China - 0.1%		84,414	0.1%
Denmark - 2.3%
Ambu A/S, Class B	8,117	196,086	0.2%
GN Store Nord A/S	8,454	316,763	0.3%
Royal Unibrew A/S	3,087	213,290	0.2%
OTHER SECURITIES		1,844,981	1.6%
		2,571,120
Finland - 2.7%
Amer Sports OYJ (A)	9,154	402,438	0.4%
Kesko OYJ, A Shares	690	34,485	0.0%
Kesko OYJ, B Shares	4,517	243,776	0.2%
Nokian Renkaat OYJ	6,930	212,846	0.2%
Orion OYJ, Class A	1,226	42,605	0.0%
Orion OYJ, Class B	4,722	164,274	0.2%
OTHER SECURITIES		1,995,746	1.7%
		3,096,170
France - 3.8%
Ingenico Group SA	3,657	207,453	0.2%
Rubis SCA	5,042	271,128	0.3%
OTHER SECURITIES		3,894,545	3.3%
		4,373,126
Gabon - 0.0%		2,865	0.0%
Georgia - 0.1%		76,140	0.1%
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Germany - 5.8%
HUGO BOSS AG	3,636	$224,139	0.2%
K+S AG	12,004	217,078	0.2%
LANXESS AG	4,224	194,205	0.2%
Rheinmetall AG	2,634	233,580	0.2%
Scout24 AG (B)	4,333	198,799	0.2%
OTHER SECURITIES		5,534,711	4.8%
		6,602,512
Gibraltar - 0.0%		27,286	0.0%
Greece - 0.0%		155	0.0%
Guernsey, Channel Islands - 0.0%		3,775	0.0%
Hong Kong - 2.9%		3,304,741	2.9%
Ireland - 0.6%		626,331	0.6%
Isle of Man - 0.1%		74,702	0.1%
Israel - 0.9%		982,349	0.9%
Italy - 3.9%		4,484,790	3.9%
Japan - 23.5%		26,708,973	23.5%
Jersey, Channel Islands - 0.1%		99,929	0.1%
Jordan - 0.0%		55,632	0.0%
Liechtenstein - 0.1%		94,811	0.1%
Luxembourg - 0.3%		364,725	0.3%
Macau - 0.0%		22,382	0.0%
Malaysia - 0.0%		36,781	0.0%
Malta - 0.0%		51,231	0.0%
Monaco - 0.1%		65,841	0.1%
Mongolia - 0.0%		7,008	0.0%
Netherlands - 2.6%
Aalberts Industries NV	6,065	201,713	0.2%
Gemalto NV (A)	3,520	204,368	0.2%
OTHER SECURITIES		2,590,173	2.2%
		2,996,254
New Zealand - 0.8%		853,118	0.8%
Norway - 0.9%		1,013,973	0.9%
Peru - 0.0%		32,947	0.0%
Portugal - 0.5%
Banco Comercial Portugues SA (A)	763,825	200,909	0.2%
OTHER SECURITIES		393,360	0.3%
		594,269
Russia - 0.0%		17,381	0.0%
Singapore - 1.0%		1,117,409	1.0%
South Africa - 0.0%		44,876	0.0%
Spain - 2.6%
Enagas SA	10,746	290,487	0.3%
OTHER SECURITIES		2,622,661	2.3%
		2,913,148
Sweden - 3.2%		3,592,982	3.2%
Switzerland - 5.1%
Georg Fischer AG	261	209,395	0.2%
Helvetia Holding AG	463	270,768	0.2%
PSP Swiss Property AG	2,300	226,824	0.2%
OTHER SECURITIES		5,134,151	4.5%
		5,841,138
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.0%		25,549	0.0%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom - 16.3%
Auto Trader Group PLC (B)	47,541	$275,899	0.3%
Beazley PLC	34,635	222,596	0.2%
Bellway PLC	9,329	299,316	0.3%
BTG PLC (A)	20,431	216,655	0.2%
Cineworld Group PLC	75,022	251,893	0.2%
Close Brothers Group PLC	12,300	225,730	0.2%
Diploma PLC	12,647	195,212	0.2%
Electrocomponents PLC	39,376	254,344	0.2%
Hays PLC	132,570	236,659	0.2%
Howden Joinery Group PLC	43,526	241,504	0.2%
Jardine Lloyd Thompson Group PLC	8,847	213,435	0.2%
Meggitt PLC	42,927	257,864	0.2%
Ocado Group PLC (A)	20,385	205,472	0.2%
Pennon Group PLC	26,907	237,857	0.2%
Phoenix Group Holdings PLC	27,379	196,611	0.2%
Rightmove PLC	34,929	192,497	0.2%
Rotork PLC	60,697	191,661	0.2%
RPC Group PLC	35,082	291,648	0.3%
Spectris PLC	10,598	307,987	0.3%
SSP Group PLC	23,298	192,322	0.2%
Tate & Lyle PLC	38,330	322,536	0.3%
Travis Perkins PLC	14,935	203,612	0.2%
Tullow Oil PLC (A)(C)	111,696	253,940	0.2%
Victrex PLC	7,182	209,583	0.2%
OTHER SECURITIES		12,860,024	11.0%
		18,556,857
United States - 0.6%		647,342	0.6%
TOTAL COMMON STOCKS (Cost $129,219,758)		$112,658,828
PREFERRED SECURITIES - 0.2%
Germany - 0.2%		175,718	0.2%
TOTAL PREFERRED SECURITIES (Cost $186,962)		$175,718
RIGHTS - 0.0%		2,462	0.0%
TOTAL RIGHTS (Cost $2,798)		$2,462
WARRANTS - 0.0%		1,065	0.0%
TOTAL WARRANTS (Cost $0)		$1,065
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 7.9%
John Hancock Collateral Trust, 2.4078% (D)(E)	903,427	$9,037,157	7.9%
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,038,274)		$9,037,157
Total Investments (International Small Company Trust) (Cost $138,447,792) - 107.1%		$121,875,230	107.1%
Other assets and liabilities, net - (7.1)%		(8,084,330)	(7.1)%
TOTAL NET ASSETS - 100.0%		$113,790,900	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	4	Long	Mar 2019	$354,959	$343,200	$(11,759)
						$(11,759)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Canada - 6.2%
Alamos Gold, Inc., Class A (A)	825,500	$2,971,799	1.0%
Husky Energy, Inc.	394,200	4,074,247	1.3%
Wheaton Precious Metals Corp.	370,500	7,232,512	2.4%
International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Canada (continued)
OTHER SECURITIES		$4,536,797	1.5%
		18,815,355

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China - 8.8%
Baidu, Inc., ADR (B)	30,560	$4,846,816	1.6%
China Life Insurance Company, Ltd., H Shares	1,863,000	3,939,769	1.3%
China Telecom Corp., Ltd., H Shares	12,114,427	6,207,032	2.1%
Sinopec Engineering Group Company, Ltd., H Shares	4,421,700	3,629,417	1.2%
OTHER SECURITIES		7,802,477	2.6%
		26,425,511
Denmark - 2.4%
A.P. Moller - Maersk A/S, Series B	2,530	3,182,568	1.1%
Vestas Wind Systems A/S	52,999	4,011,953	1.3%
		7,194,521
France - 8.8%
AXA SA	176,748	3,814,563	1.3%
BNP Paribas SA	142,812	6,449,503	2.1%
Sanofi	85,537	7,420,335	2.5%
TOTAL SA	57,255	3,019,925	1.0%
OTHER SECURITIES		5,801,942	1.9%
		26,506,268
Germany - 6.7%
Bayer AG	61,687	4,290,260	1.4%
E.ON SE	346,558	3,420,990	1.2%
Merck KGaA	35,402	3,644,023	1.2%
Siemens AG	28,740	3,207,433	1.1%
Telefonica Deutschland Holding AG	917,992	3,613,147	1.2%
OTHER SECURITIES		1,863,632	0.6%
		20,039,485
Hong Kong - 4.1%
China Mobile, Ltd.	472,500	4,572,192	1.5%
CK Hutchison Holdings, Ltd.	548,500	5,264,619	1.7%
OTHER SECURITIES		2,637,251	0.9%
		12,474,062
India - 1.1%		3,427,900	1.1%
Ireland - 3.1%
Bank of Ireland Group PLC	537,039	2,986,866	1.0%
Shire PLC	75,618	4,400,029	1.5%
OTHER SECURITIES		1,825,314	0.6%
		9,212,209
Israel - 1.8%
Teva Pharmaceutical Industries, Ltd., ADR (B)	351,158	5,414,856	1.8%
Italy - 2.1%
Eni SpA	408,878	6,459,137	2.1%
Japan - 8.9%
Panasonic Corp.	589,100	5,292,135	1.8%
Seven & i Holdings Company, Ltd.	74,200	3,224,369	1.1%
Sumitomo Rubber Industries, Ltd.	231,800	2,728,954	0.9%
Suntory Beverage & Food, Ltd.	83,700	3,779,273	1.2%
Taiheiyo Cement Corp.	103,800	3,194,465	1.1%
OTHER SECURITIES		8,439,225	2.8%
		26,658,421
Luxembourg - 0.9%		2,591,314	0.9%
Malta - 0.0%		0	0.0%
Netherlands - 8.5%
ING Groep NV	442,163	4,756,175	1.6%
NXP Semiconductors NV	49,800	3,649,344	1.2%
International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, B Shares	296,247	$8,857,043	2.9%
SBM Offshore NV	339,956	5,023,008	1.7%
OTHER SECURITIES		3,395,591	1.1%
		25,681,161
Singapore - 1.5%
Singapore Telecommunications, Ltd.	2,091,900	4,502,260	1.5%
Singapore Telecommunications, Ltd., ADR	2,200	47,300	0.0%
		4,549,560
South Korea - 8.5%
Hana Financial Group, Inc.	121,581	3,954,158	1.3%
KB Financial Group, Inc., ADR	109,651	4,603,149	1.5%
Lotte Chemical Corp. (B)	12,543	3,118,591	1.0%
Samsung Electronics Company, Ltd.	348,037	12,115,766	4.0%
OTHER SECURITIES		1,933,937	0.7%
		25,725,601
Switzerland - 4.8%
Roche Holding AG	36,738	9,120,534	3.0%
UBS Group AG (B)	307,537	3,835,984	1.3%
OTHER SECURITIES		1,587,501	0.5%
		14,544,019
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing Company, Ltd.	608,000	4,414,830	1.5%
OTHER SECURITIES		2,064,096	0.7%
		6,478,926
Thailand - 2.3%
Bangkok Bank PCL	303,100	1,929,241	0.6%
Bangkok Bank PCL, NVDR	519,000	3,239,118	1.1%
OTHER SECURITIES		1,895,115	0.6%
		7,063,474
United Kingdom - 14.0%
Barclays PLC	1,914,323	3,662,617	1.2%
BP PLC	1,594,008	10,076,820	3.3%
HSBC Holdings PLC	645,474	5,324,990	1.8%
Johnson Matthey PLC	119,591	4,270,075	1.4%
Kingfisher PLC	1,327,975	3,491,634	1.2%
Standard Chartered PLC	1,079,947	8,392,986	2.8%
Vodafone Group PLC	1,513,219	2,942,135	1.0%
OTHER SECURITIES		3,944,776	1.3%
		42,106,033
TOTAL COMMON STOCKS (Cost $316,850,515)		$291,367,813
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral Trust, 2.4078% (C)(D)	415,182	4,153,152	1.4%
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,152,972)		$4,153,152

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 2.3%
U.S. Government Agency - 2.3%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	$7,000,000	$7,000,000	2.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $6,999,582)		$7,000,000
Total Investments (International Value Trust) (Cost $328,003,069) - 100.4%		$302,520,965	100.4%
Other assets and liabilities, net - (0.4)%		(1,317,375)	(0.4)%
TOTAL NET ASSETS - 100.0%		$301,203,590	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Lifestyle Aggressive Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 82.4%
Equity - 82.4%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	1,485,586	$25,448,082	82.4%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $26,559,732)		$25,448,082
UNAFFILIATED INVESTMENT COMPANIES - 17.6%
Exchange-traded funds - 17.6%
Financial Select Sector SPDR Fund (D)	23,164	551,766	1.8%
Vanguard Energy ETF	4,950	381,695	1.2%
Vanguard FTSE Emerging Markets ETF	42,873	1,633,461	5.3%
Vanguard Health Care ETF	1,356	217,774	0.7%
Vanguard Information Technology ETF	4,624	771,422	2.5%
Vanguard Materials ETF	1,172	129,893	0.4%
Vanguard Mid-Cap ETF	6,785	937,551	3.1%
Vanguard Real Estate ETF	4,130	307,974	1.0%
Vanguard Small-Cap ETF	3,820	504,202	1.6%
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,533,464)		$5,435,738
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust, 2.4078% (E)(F)	55,274	552,919	1.8%
TOTAL SECURITIES LENDING COLLATERAL (Cost $552,887)		$552,919
Lifestyle Aggressive Portfolio (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	14,454	$14,454	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $14,454)		$14,454
Total Investments (Lifestyle Aggressive Portfolio) (Cost $32,660,537) - 101.9%		$31,451,193	101.9%
Other assets and liabilities, net - (1.9)%		(578,646)	(1.9)%
TOTAL NET ASSETS - 100.0%		$30,872,547	100.0%
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	All or a portion of this security is on loan as of 12-31-18.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 48.9%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	25,731,123	$440,774,144	48.9%
Fixed income - 51.1%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	35,456,668	460,227,551	51.1%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $918,888,858)		$901,001,695
Total Investments (Lifestyle Balanced Portfolio) (Cost $918,888,858) - 100.0%		$901,001,695	100.0%
Other assets and liabilities, net - (0.0)%		(41,253)	(0.0)%
TOTAL NET ASSETS - 100.0%		$900,960,442	100.0%
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.1%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	2,121,271	$36,337,378	20.1%
Fixed income - 79.9%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	11,092,242	143,977,300	79.9%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $187,747,839)		$180,314,678
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	1,240	1,240	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,240)		$1,240
Total Investments (Lifestyle Conservative Portfolio) (Cost $187,749,079) - 100.0%		$180,315,918	100.0%
Other assets and liabilities, net - (0.0)%		(17,562)	(0.0)%
TOTAL NET ASSETS - 100.0%		$180,298,356	100.0%
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 69.2%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	233,132,290	$3,993,467,845	69.2%
Fixed income - 30.8%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	136,878,053	1,776,677,134	30.8%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,808,161,542)		$5,770,144,979
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	54	54	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $54)		$54
Total Investments (Lifestyle Growth Portfolio) (Cost $5,808,161,596) - 100.0%		$5,770,145,033	100.0%
Other assets and liabilities, net - 0.0%		713,718	0.0%
TOTAL NET ASSETS - 100.0%		$5,770,858,751	100.0%
Lifestyle Growth Portfolio (continued)
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 38.7%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	6,326,739	$108,377,041	38.7%
Fixed income - 61.3%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	13,223,398	171,639,709	61.3%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $287,403,952)		$280,016,750
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	535	535	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $535)		$535
Total Investments (Lifestyle Moderate Portfolio) (Cost $287,404,487) - 100.0%		$280,017,285	100.0%
Other assets and liabilities, net - (0.0)%		(21,330)	(0.0)%
TOTAL NET ASSETS - 100.0%		$279,995,955	100.0%
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Mid Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.9%
Communication services - 2.5%
Live Nation Entertainment, Inc. (A)	117,080	$5,766,190	0.5%
OTHER SECURITIES		25,681,986	2.0%
		31,448,176
Consumer discretionary - 11.6%
Domino's Pizza, Inc.	35,213	8,732,472	0.7%
NVR, Inc. (A)	2,876	7,008,783	0.5%
Service Corp. International	153,193	6,167,550	0.5%
OTHER SECURITIES		125,112,068	9.9%
		147,020,873

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples - 2.9%
Ingredion, Inc.	59,857	$5,470,930	0.4%
OTHER SECURITIES		31,787,562	2.5%
		37,258,492
Energy - 3.7%		46,901,170	3.7%
Financials - 16.2%
Alleghany Corp.	12,560	7,828,899	0.6%
American Financial Group, Inc.	59,687	5,403,464	0.4%
Brown & Brown, Inc.	198,532	5,471,542	0.4%
East West Bancorp, Inc.	122,759	5,343,699	0.4%
FactSet Research Systems, Inc.	32,200	6,444,186	0.5%
MarketAxess Holdings, Inc.	31,822	6,724,307	0.5%
Reinsurance Group of America, Inc.	53,143	7,452,243	0.6%
SEI Investments Company	110,622	5,110,736	0.4%
W.R. Berkley Corp.	81,669	6,036,156	0.5%
OTHER SECURITIES		150,293,221	11.9%
		206,108,453
Health care - 9.9%
Encompass Health Corp.	83,756	5,167,745	0.4%
Molina Healthcare, Inc. (A)	52,821	6,138,857	0.5%
STERIS PLC	71,583	7,648,644	0.6%
Teleflex, Inc.	38,928	10,062,108	0.8%
West Pharmaceutical Services, Inc.	62,714	6,147,853	0.5%
OTHER SECURITIES		90,438,603	7.1%
		125,603,810
Industrials - 15.2%
Graco, Inc.	140,900	5,896,665	0.5%
IDEX Corp.	64,937	8,198,946	0.7%
Lennox International, Inc.	30,690	6,716,813	0.5%
Nordson Corp.	44,338	5,291,740	0.4%
Old Dominion Freight Line, Inc.	55,342	6,834,184	0.5%
Teledyne Technologies, Inc. (A)	30,546	6,325,160	0.5%
Wabtec Corp. (B)	72,802	5,114,341	0.4%
OTHER SECURITIES		148,596,314	11.7%
		192,974,163
Information technology - 15.1%
CDK Global, Inc.	109,029	5,220,309	0.4%
Cognex Corp.	145,789	5,637,661	0.4%
Integrated Device Technology, Inc. (A)	109,220	5,289,525	0.4%
Leidos Holdings, Inc.	126,797	6,684,738	0.5%
PTC, Inc. (A)	90,426	7,496,315	0.6%
The Ultimate Software Group, Inc. (A)	26,471	6,481,954	0.5%
Trimble, Inc. (A)	212,630	6,997,653	0.6%
Tyler Technologies, Inc. (A)	32,867	6,107,346	0.5%
WEX, Inc. (A)	36,510	5,113,591	0.4%
Zebra Technologies Corp., Class A (A)	45,552	7,253,245	0.6%
OTHER SECURITIES		129,337,519	10.2%
		191,619,856
Materials - 6.6%
RPM International, Inc.	112,360	6,604,521	0.5%
Steel Dynamics, Inc.	194,366	5,838,755	0.5%
OTHER SECURITIES		70,672,977	5.6%
		83,116,253
Real estate - 9.6%
Camden Property Trust	78,819	6,940,013	0.6%
Kilroy Realty Corp.	85,278	5,362,281	0.4%
Liberty Property Trust	125,163	5,241,826	0.4%
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate (continued)
National Retail Properties, Inc.	134,682	$6,533,424	0.5%
Omega Healthcare Investors, Inc.	169,888	5,971,563	0.5%
OTHER SECURITIES		91,270,949	7.2%
		121,320,056
Utilities - 5.6%
Aqua America, Inc.	150,709	5,152,741	0.4%
Atmos Energy Corp.	98,897	9,169,730	0.7%
OGE Energy Corp.	169,100	6,627,029	0.5%
UGI Corp.	147,227	7,854,560	0.6%
OTHER SECURITIES		41,973,151	3.4%
		70,777,211
TOTAL COMMON STOCKS (Cost $1,203,372,388)		$1,254,148,513
RIGHTS - 0.0%		124	0.0%
TOTAL RIGHTS (Cost $8,929)		$124
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral Trust, 2.4078% (C)(D)	4,164,314	41,656,466	3.3%
TOTAL SECURITIES LENDING COLLATERAL (Cost $41,654,808)		$41,656,466
SHORT-TERM INVESTMENTS - 1.2%
U.S. Government Agency - 1.1%
Federal Home Loan Bank Discount Note, 2.185%, 01/02/2019 *	$2,000,000	2,000,000	0.2%
Federal Home Loan Bank Discount Note, 2.285%, 01/10/2019 *	5,000,000	4,997,355	0.4%
Federal Home Loan Bank Discount Note, 2.350%, 01/24/2019 *	7,000,000	6,989,822	0.5%
		13,987,177
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,818,131 on 1-2-19, collateralized by $1,865,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $1,858,795, including interest)	1,818,000	1,818,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $15,804,513)		$15,805,177
Total Investments (Mid Cap Index Trust) (Cost $1,260,840,638) - 103.4%		$1,311,610,280	103.4%
Other assets and liabilities, net - (3.4)%		(43,331,665)	(3.4)%
TOTAL NET ASSETS - 100.0%		$1,268,278,615	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	107	Long	Mar 2019	$18,777,688	$17,785,540	$(992,148)
						$(992,148)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 89.4%
Communication services - 6.5%
Spotify Technology SA (A)	145,989	$16,569,752	2.5%
Take-Two Interactive Software, Inc. (A)	117,655	12,111,406	1.8%
TripAdvisor, Inc. (A)	140,181	7,561,363	1.1%
Zillow Group, Inc., Class C (A)(B)	224,385	7,086,078	1.1%
OTHER SECURITIES		95,348	0.0%
		43,423,947
Consumer discretionary - 14.8%
Floor & Decor Holdings, Inc., Class A (A)(B)	328,160	8,499,344	1.3%
Grand Canyon Education, Inc. (A)	86,993	8,363,507	1.2%
Marriott Vacations Worldwide Corp.	110,132	7,765,407	1.2%
Melco Resorts & Entertainment, Ltd., ADR	371,162	6,539,874	1.0%
Norwegian Cruise Line Holdings, Ltd. (A)	224,920	9,534,359	1.4%
Planet Fitness, Inc., Class A (A)	164,998	8,847,193	1.3%
Polaris Industries, Inc.	87,277	6,692,400	1.0%
Under Armour, Inc., Class A (A)(B)	92,880	1,641,190	0.2%
Under Armour, Inc., Class C (A)	401,946	6,499,467	1.0%
Vail Resorts, Inc.	59,577	12,560,023	1.9%
Wayfair, Inc., Class A (A)(B)	181,225	16,324,748	2.4%
OTHER SECURITIES		5,902,443	0.9%
		99,169,955
Consumer staples - 4.6%
Lamb Weston Holdings, Inc.	176,119	12,955,314	1.9%
Monster Beverage Corp. (A)	367,792	18,102,722	2.7%
		31,058,036
Energy - 1.2%		7,996,248	1.2%
Financials - 2.6%
TD Ameritrade Holding Corp.	350,329	17,152,108	2.6%
OTHER SECURITIES		223,704	0.0%
		17,375,812
Health care - 22.1%
Align Technology, Inc. (A)	98,144	20,554,298	3.1%
DexCom, Inc. (A)	137,485	16,470,703	2.5%
Edwards Lifesciences Corp. (A)	106,915	16,376,171	2.5%
Exact Sciences Corp. (A)	321,496	20,286,398	3.0%
Galapagos NV (A)	59,887	5,489,304	0.8%
Galapagos NV, ADR (A)	8,517	781,350	0.1%
Haemonetics Corp. (A)	174,020	17,410,701	2.6%
Insulet Corp. (A)	149,024	11,820,584	1.8%
Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Ionis Pharmaceuticals, Inc. (A)(B)	150,719	$8,147,869	1.2%
Penumbra, Inc. (A)(B)	83,311	10,180,604	1.5%
Veeva Systems, Inc., Class A (A)	114,971	10,269,210	1.5%
OTHER SECURITIES		9,915,954	1.5%
		147,703,146
Industrials - 8.4%
CoStar Group, Inc. (A)	57,340	19,343,076	2.9%
Harris Corp.	105,643	14,224,830	2.1%
IDEX Corp.	66,759	8,428,991	1.3%
Roper Technologies, Inc.	27,788	7,406,058	1.1%
The Brink's Company	104,204	6,736,789	1.0%
OTHER SECURITIES		118,367	0.0%
		56,258,111
Information technology - 27.4%
2U, Inc. (A)(B)	166,810	8,293,793	1.2%
Advanced Micro Devices, Inc. (A)	764,989	14,121,697	2.1%
Autodesk, Inc. (A)	78,101	10,044,570	1.5%
Fair Isaac Corp. (A)	43,388	8,113,556	1.2%
GoDaddy, Inc., Class A (A)	140,031	9,188,834	1.4%
Guidewire Software, Inc. (A)	246,000	19,736,580	3.0%
Pivotal Software, Inc., Class A (A)	400,490	6,548,012	1.0%
ServiceNow, Inc. (A)	122,523	21,815,220	3.3%
Shopify, Inc., Class A (A)(B)	53,121	7,354,602	1.1%
Splunk, Inc. (A)	95,424	10,005,206	1.5%
Square, Inc., Class A (A)	120,090	6,735,848	1.0%
Workday, Inc., Class A (A)	167,384	26,727,872	4.0%
Zebra Technologies Corp., Class A (A)	78,907	12,564,362	1.9%
OTHER SECURITIES		22,007,357	3.2%
		183,257,509
Materials - 1.7%
Vulcan Materials Company	117,666	11,625,401	1.7%
Real estate - 0.1%
WeWork Companies, Inc., Class A (A)(C)(D)	7,544	466,521	0.1%
TOTAL COMMON STOCKS (Cost $573,304,857)		$598,334,686
PREFERRED SECURITIES - 7.2%
Communication services - 3.0%
Uber Technologies, Inc. (A)(C)(D)	420,446	16,443,643	2.4%
OTHER SECURITIES		4,043,736	0.6%
		20,487,379
Consumer discretionary - 1.5%
Coupang LLC (A)(C)(D)	1,177,710	6,713,889	1.0%

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$3,286,200	0.5%
		10,000,089
Information technology - 1.0%		6,456,924	1.0%
Real estate - 1.7%
WeWork Companies, Inc., Series D1 (A)(C)(D)	103,140	6,378,178	1.0%
WeWork Companies, Inc., Series D2 (A)(C)(D)	81,039	5,011,452	0.7%
		11,389,630
TOTAL PREFERRED SECURITIES (Cost $29,545,696)		$48,334,022
WARRANTS - 0.0%		11,178	0.0%
TOTAL WARRANTS (Cost $12,887)		$11,178
SECURITIES LENDING COLLATERAL - 5.9%
John Hancock Collateral Trust, 2.4078% (E)(F)	3,903,774	39,050,234	5.9%
TOTAL SECURITIES LENDING COLLATERAL (Cost $39,047,853)		$39,050,234
SHORT-TERM INVESTMENTS - 3.5%
Repurchase agreement - 3.5%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-18 at 2.950% to be repurchased at $23,603,868 on 1-2-19, collateralized by $23,663,000 U.S. Treasury Notes, 2.875% due 11-30-23 (valued at $24,072,098, including interest)	$23,600,000	23,600,000	3.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $23,600,000)		$23,600,000
Total Investments (Mid Cap Stock Trust) (Cost $665,511,293) - 106.0%		$709,330,120	106.0%
Other assets and liabilities, net - (6.0)%		(39,851,164)	(6.0)%
TOTAL NET ASSETS - 100.0%		$669,478,956	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 93.0%
Communication services - 3.3%
News Corp., Class A	721,844	$8,192,929	1.3%
Viacom, Inc., Class B	323,847	8,322,868	1.3%
Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communication services (continued)
OTHER SECURITIES		$4,737,188	0.7%
		21,252,985
Consumer discretionary - 2.8%
Tiffany & Company	70,641	5,687,307	0.9%
OTHER SECURITIES		12,187,501	1.9%
		17,874,808
Consumer staples - 12.0%
Archer-Daniels-Midland Company	142,569	5,841,052	0.9%
Bunge, Ltd.	276,478	14,774,984	2.3%
Carlsberg A/S, Class B	91,775	9,762,939	1.5%
Edgewell Personal Care Company (A)(B)	169,460	6,329,331	1.0%
Flowers Foods, Inc. (B)	593,628	10,964,309	1.7%
Kimberly-Clark Corp.	64,027	7,295,236	1.1%
The Kroger Company	491,019	13,503,023	2.1%
OTHER SECURITIES		9,336,847	1.4%
		77,807,721
Energy - 11.6%
Cameco Corp.	581,431	6,599,242	1.0%
Canadian Natural Resources, Ltd.	274,900	6,633,337	1.0%
EQT Corp. (B)	825,366	15,591,165	2.4%
Equitrans Midstream Corp. (A)	495,027	9,910,441	1.5%
Hess Corp.	178,961	7,247,921	1.1%
Imperial Oil, Ltd. (B)	351,780	8,907,070	1.4%
OTHER SECURITIES		20,310,496	3.2%
		75,199,672
Financials - 17.0%
Brown & Brown, Inc.	263,198	7,253,737	1.1%
CNA Financial Corp.	182,993	8,079,141	1.2%
Fifth Third Bancorp	360,230	8,476,212	1.3%
Franklin Resources, Inc.	260,400	7,723,464	1.2%
Lazard, Ltd., Class A	153,067	5,649,703	0.9%
Loews Corp.	260,823	11,872,663	1.8%
Marsh & McLennan Companies, Inc.	80,224	6,397,864	1.0%
Northern Trust Corp.	146,104	12,212,833	1.9%
Synchrony Financial	363,533	8,528,484	1.3%
OTHER SECURITIES		34,186,592	5.3%
		110,380,693
Health care - 14.4%
Alkermes PLC (A)	186,905	5,515,567	0.9%
Baxter International, Inc.	175,167	11,529,492	1.8%
Cardinal Health, Inc.	135,600	6,047,760	0.9%
DENTSPLY SIRONA, Inc.	182,762	6,800,574	1.0%
Hologic, Inc. (A)	194,023	7,974,345	1.2%
Patterson Companies, Inc.	462,744	9,097,547	1.4%
Perrigo Company PLC	260,507	10,094,646	1.6%
Select Medical Holdings Corp. (A)	686,534	10,538,297	1.6%
Zimmer Biomet Holdings, Inc.	66,900	6,938,868	1.1%
OTHER SECURITIES		18,752,200	2.9%
		93,289,296
Industrials - 7.7%
C.H. Robinson Worldwide, Inc.	100,428	8,444,991	1.3%
Textron, Inc.	289,825	13,329,052	2.1%
Xylem, Inc.	104,753	6,989,120	1.1%
OTHER SECURITIES		21,102,688	3.2%
		49,865,851
Information technology - 1.0%		6,780,092	1.0%
Materials - 8.8%
Barrick Gold Corp.	750,413	10,160,592	1.6%

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Materials (continued)
Franco-Nevada Corp.	130,815	$9,172,956	1.4%
Newmont Mining Corp.	447,454	15,504,281	2.4%
OTHER SECURITIES		22,428,544	3.4%
		57,266,373
Real estate - 7.7%
Equity Commonwealth	342,777	10,286,738	1.6%
Equity Residential	134,261	8,862,569	1.4%
Rayonier, Inc.	376,769	10,432,734	1.6%
Realogy Holdings Corp. (B)	413,515	6,070,400	0.9%
Weyerhaeuser Company	359,928	7,868,026	1.2%
OTHER SECURITIES		6,244,194	1.0%
		49,764,661
Utilities - 6.7%
FirstEnergy Corp.	513,810	19,293,566	3.0%
PG&E Corp. (A)	334,300	7,939,625	1.2%
SCANA Corp.	131,550	6,285,459	1.0%
Vistra Energy Corp. (A)	300,791	6,885,106	1.0%
OTHER SECURITIES		3,337,881	0.5%
		43,741,637
TOTAL COMMON STOCKS (Cost $625,858,570)		$603,223,789
PREFERRED SECURITIES - 0.3%
Consumer staples - 0.3%
Bunge, Ltd., 4.875%	18,222	1,767,534	0.3%
TOTAL PREFERRED SECURITIES (Cost $2,064,626)		$1,767,534
SECURITIES LENDING COLLATERAL - 3.6%
John Hancock Collateral Trust, 2.4078% (C)(D)	2,358,798	23,595,533	3.6%
TOTAL SECURITIES LENDING COLLATERAL (Cost $23,593,752)		$23,595,533
SHORT-TERM INVESTMENTS - 7.4%
Money market funds - 7.4%
T. Rowe Price Government Reserve Fund, 2.4366% (C)	46,988,264	46,988,264	7.3%
OTHER SECURITIES		848,740	0.1%
		47,837,004
TOTAL SHORT-TERM INVESTMENTS (Cost $47,837,004)		$47,837,004
Total Investments (Mid Value Trust) (Cost $699,353,952) - 104.3%		$676,423,860	104.3%
Other assets and liabilities, net - (4.3)%		(27,642,509)	(4.3)%
TOTAL NET ASSETS - 100.0%		$648,781,351	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mutual Shares Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 81.2%
Communication services - 9.9%
AT&T, Inc.	52,487	$1,497,979	1.1%
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communication services (continued)
Charter Communications, Inc., Class A (A)	9,664	$2,753,950	1.9%
Comcast Corp., Class A	56,772	1,933,087	1.4%
Discovery, Inc., Series C (A)	52,400	1,209,392	0.8%
The Walt Disney Company	30,156	3,306,605	2.3%
T-Mobile US, Inc. (A)	27,900	1,774,719	1.2%
OTHER SECURITIES		1,738,963	1.2%
		14,214,695
Consumer discretionary - 4.1%
General Motors Company	50,596	1,692,436	1.2%
Newell Brands, Inc.	98,316	1,827,694	1.3%
OTHER SECURITIES		2,338,950	1.6%
		5,859,080
Consumer staples - 6.3%
Altria Group, Inc.	25,972	1,282,757	0.9%
British American Tobacco PLC	48,276	1,536,095	1.1%
British American Tobacco PLC, ADR	17,408	554,619	0.4%
The Kroger Company	83,031	2,283,353	1.6%
Walgreens Boots Alliance, Inc.	27,430	1,874,292	1.3%
OTHER SECURITIES		1,481,718	1.0%
		9,012,834
Energy - 8.9%
Anadarko Petroleum Corp.	35,170	1,541,853	1.1%
Baker Hughes, a GE Company	64,387	1,384,321	1.0%
Kinder Morgan, Inc.	128,500	1,976,330	1.4%
Marathon Oil Corp.	121,077	1,736,244	1.2%
Royal Dutch Shell PLC, A Shares	89,048	2,623,335	1.8%
The Williams Companies, Inc.	68,984	1,521,097	1.0%
OTHER SECURITIES		2,051,636	1.4%
		12,834,816
Financials - 20.4%
Alleghany Corp.	4,249	2,648,487	1.8%
American International Group, Inc.	62,165	2,449,923	1.7%
Capital One Financial Corp.	21,762	1,644,990	1.1%
Chubb, Ltd.	16,192	2,091,681	1.4%
Citigroup, Inc.	40,060	2,085,524	1.4%
Citizens Financial Group, Inc.	75,335	2,239,710	1.6%
FCB Financial Holdings, Inc., Class A (A)	60,504	2,031,724	1.4%
JPMorgan Chase & Co.	32,112	3,134,773	2.2%
MetLife, Inc.	39,839	1,635,789	1.1%
The Hartford Financial Services Group, Inc.	40,659	1,807,293	1.3%
Voya Financial, Inc.	36,330	1,458,286	1.0%
Wells Fargo & Company	57,493	2,649,277	1.8%
OTHER SECURITIES		3,553,032	2.6%
		29,430,489
Health care - 12.2%
CVS Health Corp.	33,648	2,204,617	1.5%
Eli Lilly & Company	28,030	3,243,632	2.3%
Medtronic PLC	56,976	5,182,537	3.6%
Merck & Company, Inc.	44,943	3,434,095	2.4%
Novartis AG, ADR	40,563	3,480,711	2.4%
		17,545,592
Industrials - 5.9%
BAE Systems PLC	199,735	1,168,221	0.8%
Johnson Controls International PLC	52,900	1,568,485	1.1%
Sensata Technologies Holding PLC (A)	48,997	2,197,025	1.5%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$3,601,650	2.5%
		8,535,381
Information technology - 8.7%
Cisco Systems, Inc.	64,960	2,814,717	2.0%
Cognizant Technology Solutions Corp., Class A	33,226	2,109,186	1.5%
Red Hat, Inc. (A)	6,900	1,211,916	0.8%
Samsung Electronics Company, Ltd.	59,150	2,059,111	1.4%
Symantec Corp.	105,737	1,997,901	1.4%
OTHER SECURITIES		2,352,522	1.6%
		12,545,353
Materials - 2.2%
International Paper Company	42,180	1,702,385	1.2%
OTHER SECURITIES		1,503,210	1.0%
		3,205,595
Real estate - 1.6%
Vornado Realty Trust	22,318	1,384,386	1.0%
OTHER SECURITIES		920,924	0.6%
		2,305,310
Utilities - 1.0%		1,460,657	1.0%
TOTAL COMMON STOCKS (Cost $117,190,656)		$116,949,802
CORPORATE BONDS - 4.0%
Communication services - 2.7%
Frontier Communications Corp. 10.500%, 09/15/2022	$905,000	628,975	0.4%
Frontier Communications Corp. 11.000%, 09/15/2025	1,015,000	631,787	0.4%
iHeartCommunications, Inc. 9.000%, 12/15/2019 (B)	3,977,000	2,664,590	1.9%
		3,925,352
Energy - 0.2%		341,719	0.2%
Information technology - 1.1%		1,504,095	1.1%
TOTAL CORPORATE BONDS (Cost $7,782,560)		$5,771,166
ESCROW CERTIFICATES - 0.0%		11,199	0.0%
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$11,199
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral Trust, 2.4078% (C)(D)	16,497	$165,019	0.1%
TOTAL SECURITIES LENDING COLLATERAL (Cost $165,005)		$165,019
SHORT-TERM INVESTMENTS - 11.9%
U.S. Government - 5.6%
U.S. Treasury Bill, 2.236%, 01/02/2019 *	$6,500,000	6,500,000	4.5%
U.S. Treasury Bill, 2.331%, 02/14/2019 *	1,500,000	1,495,637	1.1%
		7,995,637
U.S. Government Agency - 6.3%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	9,100,000	9,100,000	6.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $17,094,827)		$17,095,637
Total Investments (Mutual Shares Trust) (Cost $142,236,364) - 97.2%		$139,992,823	97.2%
Other assets and liabilities, net - 2.8%		4,087,168	2.8%
TOTAL NET ASSETS - 100.0%		$144,079,991	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Non-income producing - Issuer is in default.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	603,824	USD	688,184	Bank of America, N.A.	1/14/2019	$4,276	—
EUR	943,574	USD	1,076,220	HSBC Bank PLC	1/14/2019	5,863	—
GBP	45,577	USD	57,763	Bank of America, N.A.	1/16/2019	367	—
GBP	181,934	USD	232,573	HSBC Bank PLC	1/16/2019	—	($530)
KRW	270,314,131	USD	239,591	HSBC Bank PLC	1/18/2019	3,230	—
USD	4,318,650	EUR	3,750,619	Bank of America, N.A.	1/14/2019	17,467	—
USD	89,211	EUR	78,261	HSBC Bank PLC	1/14/2019	—	(538)
USD	4,617,737	GBP	3,589,186	Bank of America, N.A.	1/16/2019	40,022	—
USD	2,262,157	KRW	2,532,801,631	HSBC Bank PLC	1/18/2019	—	(13,047)
						$71,225	($14,115)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mutual Shares Trust (continued)
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Real Estate Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.2%
Information technology - 0.5%
InterXion Holding NV (A)	28,060	$1,519,733	0.5%
Real estate - 98.7%
Acadia Realty Trust	131,380	3,121,589	1.0%
Agree Realty Corp.	67,136	3,969,080	1.3%
Alexandria Real Estate Equities, Inc.	89,730	10,340,485	3.4%
Americold Realty Trust	190,237	4,858,653	1.6%
Camden Property Trust	79,718	7,019,170	2.3%
Columbia Property Trust, Inc.	176,328	3,411,947	1.1%
CoreSite Realty Corp.	42,747	3,728,821	1.2%
Crown Castle International Corp.	30,076	3,267,156	1.1%
CubeSmart	280,086	8,035,667	2.7%
CyrusOne, Inc.	149,017	7,880,019	2.6%
Douglas Emmett, Inc.	224,973	7,678,328	2.5%
Equinix, Inc.	24,484	8,632,079	2.9%
Equity LifeStyle Properties, Inc.	110,134	10,697,315	3.5%
Equity Residential	254,489	16,798,819	5.6%
Essential Properties Realty Trust, Inc.	222,079	3,073,573	1.0%
Essex Property Trust, Inc.	38,783	9,509,979	3.1%
Extra Space Storage, Inc.	112,025	10,136,022	3.4%
HCP, Inc.	480,383	13,417,097	4.4%
Host Hotels & Resorts, Inc.	422,973	7,050,960	2.3%
Iron Mountain, Inc.	165,631	5,368,101	1.8%
JBG SMITH Properties	113,741	3,959,324	1.3%
Kilroy Realty Corp.	119,306	7,501,961	2.5%
Kimco Realty Corp.	245,317	3,593,894	1.2%
Liberty Property Trust	82,308	3,447,059	1.1%
Mid-America Apartment Communities, Inc.	102,523	9,811,451	3.2%
Omega Healthcare Investors, Inc.	133,035	4,676,180	1.6%
Paramount Group, Inc.	212,624	2,670,557	0.9%
Physicians Realty Trust	177,562	2,846,319	0.9%
Prologis, Inc.	264,988	15,560,095	5.1%
Public Storage	12,565	2,543,282	0.8%
Realty Income Corp.	215,724	13,599,241	4.5%
Regency Centers Corp.	111,172	6,523,573	2.2%
Retail Properties of America, Inc., Class A	376,583	4,085,925	1.4%
Rexford Industrial Realty, Inc.	214,277	6,314,743	2.1%
Ryman Hospitality Properties, Inc.	105,397	7,028,926	2.3%
Simon Property Group, Inc.	143,874	24,169,393	8.0%
STORE Capital Corp.	322,471	9,129,154	3.0%
Sunstone Hotel Investors, Inc.	200,842	2,612,954	0.9%
Taubman Centers, Inc.	29,007	1,319,528	0.4%
Ventas, Inc.	82,269	4,820,141	1.6%
Welltower, Inc.	215,017	14,924,330	4.9%
		299,132,890
TOTAL COMMON STOCKS (Cost $307,736,184)		$300,652,623
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (B)	642,716	$642,716	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $642,716)		$642,716
Total Investments (Real Estate Securities Trust) (Cost $308,378,900) - 99.4%		$301,295,339	99.4%
Other assets and liabilities, net - 0.6%		1,748,755	0.6%
TOTAL NET ASSETS - 100.0%		$303,044,094	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
Science & Technology Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.5%
Communication services - 18.0%
Alphabet, Inc., Class A (A)	11,852	$12,384,861	1.8%
Alphabet, Inc., Class C (A)	23,894	24,744,865	3.5%
Facebook, Inc., Class A (A)	309,580	40,582,842	5.7%
Mail.Ru Group, Ltd., GDR (A)	352,975	8,316,376	1.2%
Naspers, Ltd., N Shares	49,685	9,947,754	1.4%
NAVER Corp. (A)	66,183	7,253,383	1.0%
Take-Two Interactive Software, Inc. (A)	74,485	7,667,486	1.1%
Tencent Holdings, Ltd.	311,115	12,469,590	1.8%
OTHER SECURITIES		3,777,182	0.5%
		127,144,339
Consumer discretionary - 15.8%
Alibaba Group Holding, Ltd., ADR (A)	132,651	18,182,473	2.6%
Amazon.com, Inc. (A)	24,923	37,433,598	5.3%
Booking Holdings, Inc. (A)	9,531	16,416,385	2.3%
Ctrip.com International, Ltd., ADR (A)	935,568	25,316,470	3.6%
Tesla, Inc. (A)(B)	13,595	4,524,416	0.6%
Zalando SE (A)(C)	342,006	8,836,907	1.3%
OTHER SECURITIES		805,353	0.1%
		111,515,602
Health care - 0.8%		5,557,410	0.8%
Industrials - 0.3%		2,461,820	0.3%
Information technology - 57.0%
Apple, Inc.	67,440	10,637,986	1.5%
Applied Materials, Inc.	255,890	8,377,839	1.2%
Broadcom, Inc.	33,015	8,395,054	1.2%
Cree, Inc. (A)(B)	101,685	4,349,576	0.6%
DXC Technology Company	105,275	5,597,472	0.8%
Intel Corp.	111,335	5,224,952	0.7%
Lam Research Corp.	129,700	17,661,249	2.5%
Marvell Technology Group, Ltd.	600,443	9,721,172	1.4%
Mastercard, Inc., Class A	51,705	9,754,148	1.4%

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Maxim Integrated Products, Inc.	116,100	$5,903,685	0.8%
Microchip Technology, Inc. (B)	67,125	4,827,630	0.7%
Micron Technology, Inc. (A)	510,200	16,188,646	2.3%
Microsoft Corp.	366,954	37,271,518	5.3%
MongoDB, Inc. (A)(B)	61,990	5,191,043	0.7%
NetApp, Inc.	253,890	15,149,616	2.1%
Nutanix, Inc., Class A (A)	107,890	4,487,145	0.6%
NVIDIA Corp.	80,557	10,754,360	1.5%
Okta, Inc. (A)	168,400	10,743,920	1.5%
Palo Alto Networks, Inc. (A)	29,130	5,486,636	0.8%
Paycom Software, Inc. (A)(B)	112,575	13,784,809	2.0%
PayPal Holdings, Inc. (A)	91,115	7,661,860	1.1%
Qorvo, Inc. (A)	69,800	4,238,954	0.6%
RingCentral, Inc., Class A (A)	117,325	9,672,273	1.4%
salesforce.com, Inc. (A)	82,029	11,235,512	1.6%
Samsung Electronics Company, Ltd.	477,173	16,611,197	2.3%
ServiceNow, Inc. (A)	91,530	16,296,917	2.3%
Square, Inc., Class A (A)	180,135	10,103,772	1.4%
Symantec Corp.	452,893	8,557,413	1.2%
Synopsys, Inc. (A)	94,800	7,985,952	1.1%
Tableau Software, Inc., Class A (A)	47,565	5,707,800	0.8%
Texas Instruments, Inc.	113,287	10,705,622	1.5%
Twilio, Inc., Class A (A)(B)	143,890	12,849,377	1.8%
Visa, Inc., Class A	75,030	9,899,458	1.4%
Workday, Inc., Class A (A)	55,845	8,917,330	1.3%
OTHER SECURITIES		53,718,381	7.6%
		403,670,274
Materials - 0.6%
DowDuPont, Inc.	73,000	3,904,040	0.6%
TOTAL COMMON STOCKS (Cost $676,064,974)		$654,253,485
EXCHANGE-TRADED FUNDS - 2.4%
Altaba, Inc. (A)(B)	294,843	17,083,203	2.4%
TOTAL EXCHANGE-TRADED FUNDS (Cost $13,301,386)		$17,083,203
PREFERRED SECURITIES - 0.2%
Consumer discretionary - 0.1%		782,628	0.1%
Information technology - 0.1%		446,160	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,063,751)		$1,228,788
SECURITIES LENDING COLLATERAL - 8.0%
John Hancock Collateral Trust, 2.4078% (D)(E)	5,649,695	56,515,024	8.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $56,511,812)		$56,515,024
SHORT-TERM INVESTMENTS - 5.3%
Money market funds - 0.4%		2,694,167	0.4%
Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 4.9%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $35,179,541 on 1-2-19, collateralized by $36,465,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $35,881,378, including interest)	$35,177,000	$35,177,000	4.9%
TOTAL SHORT-TERM INVESTMENTS (Cost $37,871,167)		$37,871,167
Total Investments (Science & Technology Trust) (Cost $784,813,090) - 108.4%		$766,951,667	108.4%
Other assets and liabilities, net - (8.4)%		(59,358,873)	(8.4)%
TOTAL NET ASSETS - 100.0%		$707,592,794	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.3%
Communication services - 3.3%
Nexstar Media Group, Inc., Class A	12,830	$1,008,951	0.2%
OTHER SECURITIES		15,940,365	3.1%
		16,949,316
Consumer discretionary - 11.9%
Deckers Outdoor Corp. (A)	8,220	1,051,749	0.2%
Etsy, Inc. (A)	33,966	1,615,763	0.3%
Five Below, Inc. (A)	15,512	1,587,188	0.3%
Helen of Troy, Ltd. (A)	7,481	981,358	0.2%
Planet Fitness, Inc., Class A (A)	25,160	1,349,079	0.3%
Texas Roadhouse, Inc.	19,028	1,135,972	0.2%
OTHER SECURITIES		54,047,394	10.4%
		61,768,503
Consumer staples - 2.7%		14,283,470	2.7%
Energy - 3.4%		17,798,171	3.4%
Financials - 17.7%
Blackstone Mortgage Trust, Inc., Class A	30,190	961,853	0.2%
First Financial Bankshares, Inc. (B)	18,420	1,062,650	0.2%
Green Dot Corp., Class A (A)	13,794	1,096,899	0.2%
IBERIABANK Corp.	15,235	979,306	0.2%
Kemper Corp.	14,999	995,634	0.2%
MGIC Investment Corp. (A)	101,849	1,065,341	0.2%
Primerica, Inc.	12,139	1,186,102	0.2%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Radian Group, Inc.	60,751	$993,886	0.2%
Selective Insurance Group, Inc.	16,343	995,942	0.2%
OTHER SECURITIES		82,770,432	15.9%
		92,108,045
Health care - 15.1%
FibroGen, Inc. (A)	21,647	1,001,823	0.2%
Haemonetics Corp. (A)	14,842	1,484,942	0.3%
LivaNova PLC (A)	13,987	1,279,391	0.3%
Loxo Oncology, Inc. (A)	7,783	1,090,165	0.2%
Medidata Solutions, Inc. (A)	16,569	1,117,082	0.2%
Wright Medical Group NV (A)(B)	36,042	981,063	0.2%
OTHER SECURITIES		71,995,871	13.7%
		78,950,337
Industrials - 14.5%
Insperity, Inc.	10,900	1,017,624	0.2%
Spirit Airlines, Inc. (A)	19,437	1,125,791	0.2%
Trex Company, Inc. (A)	16,862	1,000,928	0.2%
Woodward, Inc.	14,964	1,111,676	0.2%
OTHER SECURITIES		71,252,651	13.7%
		75,508,670
Information technology - 14.3%
CACI International, Inc., Class A (A)	6,832	984,013	0.2%
Ciena Corp. (A)	40,423	1,370,744	0.3%
Coupa Software, Inc. (A)	15,366	965,907	0.2%
Cree, Inc. (A)	28,403	1,214,938	0.2%
Entegris, Inc.	40,098	1,118,534	0.2%
HubSpot, Inc. (A)	10,456	1,314,633	0.3%
Integrated Device Technology, Inc. (A)	36,512	1,768,242	0.3%
MAXIMUS, Inc.	18,017	1,172,727	0.2%
New Relic, Inc. (A)	12,762	1,033,339	0.2%
The Trade Desk, Inc., Class A (A)(B)	9,407	1,091,776	0.2%
OTHER SECURITIES		62,342,066	12.0%
		74,376,919
Materials - 3.6%
Ingevity Corp. (A)	12,004	1,004,615	0.2%
OTHER SECURITIES		17,799,180	3.4%
		18,803,795
Real estate - 7.1%
First Industrial Realty Trust, Inc.	35,584	1,026,954	0.2%
Healthcare Realty Trust, Inc.	34,901	992,584	0.2%
Pebblebrook Hotel Trust	38,869	1,100,381	0.2%
OTHER SECURITIES		33,864,277	6.5%
		36,984,196
Utilities - 3.7%
ALLETE, Inc.	14,366	1,094,977	0.2%
IDACORP, Inc.	14,040	1,306,562	0.3%
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
New Jersey Resources Corp.	24,395	$1,114,120	0.2%
ONE Gas, Inc.	14,447	1,149,981	0.2%
Portland General Electric Company	24,895	1,141,436	0.2%
Southwest Gas Holdings, Inc.	13,566	1,037,799	0.2%
Spire, Inc.	13,478	998,450	0.2%
OTHER SECURITIES		11,527,697	2.2%
		19,371,022
TOTAL COMMON STOCKS (Cost $457,151,091)		$506,902,444
PREFERRED SECURITIES - 0.0%
Communication services - 0.0%		35,158	0.0%
TOTAL PREFERRED SECURITIES (Cost $7,218)		$35,158
SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral Trust, 2.4078% (C)(D)	3,419,182	34,202,762	6.5%
TOTAL SECURITIES LENDING COLLATERAL (Cost $34,204,278)		$34,202,762
SHORT-TERM INVESTMENTS - 2.6%
U.S. Government Agency - 1.3%
Federal Home Loan Bank Discount Note, 2.345%, 01/16/2019 *	$7,000,000	6,993,518	1.3%
Repurchase agreement - 1.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $6,509,470 on 1-2-19, collateralized by $6,750,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $6,641,966, including interest)	6,509,000	6,509,000	1.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $13,502,160)		$13,502,518
Total Investments (Small Cap Index Trust) (Cost $504,864,747) - 106.4%		$554,642,882	106.4%
Other assets and liabilities, net - (6.4)%		(33,583,708)	(6.4)%
TOTAL NET ASSETS - 100.0%		$521,059,174	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	234	Long	Mar 2019	$16,253,778	$15,783,300	$(470,478)
						$(470,478)
The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
FUTURES (continued)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.4%
Communication services - 2.4%		$2,998,125	2.4%
Consumer discretionary - 13.6%
Dave & Buster's Entertainment, Inc.	12,104	539,354	0.4%
Five Below, Inc. (A)	9,412	963,036	0.8%
Fox Factory Holding Corp. (A)	13,117	772,198	0.6%
Grand Canyon Education, Inc. (A)	12,099	1,163,198	0.9%
Oxford Industries, Inc.	6,829	485,132	0.4%
Pool Corp.	3,602	535,437	0.4%
Toll Brothers, Inc.	15,015	494,444	0.4%
OTHER SECURITIES		12,246,613	9.7%
		17,199,412
Consumer staples - 3.3%
Performance Food Group Company (A)	13,912	448,940	0.4%
OTHER SECURITIES		3,726,418	2.9%
		4,175,358
Energy - 5.0%		6,369,183	5.0%
Financials - 22.4%
Ameris Bancorp	19,130	605,847	0.5%
Assurant, Inc.	5,658	506,052	0.4%
People's United Financial, Inc.	34,274	494,574	0.4%
Pinnacle Financial Partners, Inc.	15,684	723,032	0.6%
OTHER SECURITIES		26,029,478	20.5%
		28,358,983
Health care - 11.8%
Aimmune Therapeutics, Inc. (A)	23,068	551,787	0.4%
Amicus Therapeutics, Inc. (A)	50,804	486,702	0.4%
AtriCure, Inc. (A)	18,384	562,550	0.5%
Cardiovascular Systems, Inc. (A)	22,622	644,501	0.5%
Catalent, Inc. (A)	20,242	631,146	0.5%
Global Blood Therapeutics, Inc. (A)	15,248	625,930	0.5%
Globus Medical, Inc., Class A (A)	17,876	773,673	0.6%
ICU Medical, Inc. (A)	3,451	792,453	0.6%
LHC Group, Inc. (A)	8,387	787,372	0.6%
Medidata Solutions, Inc. (A)	11,134	750,654	0.6%
Syneos Health, Inc. (A)	18,867	742,416	0.6%
Wright Medical Group NV (A)	19,751	537,622	0.4%
OTHER SECURITIES		6,977,312	5.6%
		14,864,118
Industrials - 20.2%
AAR Corp.	21,581	805,835	0.6%
Cubic Corp.	8,738	469,580	0.4%
Exponent, Inc.	17,301	877,334	0.7%
Forrester Research, Inc.	12,742	569,567	0.5%
Ritchie Brothers Auctioneers, Inc.	21,362	698,965	0.6%
SiteOne Landscape Supply, Inc. (A)	11,091	613,000	0.5%
Woodward, Inc.	7,636	567,278	0.5%
OTHER SECURITIES		20,947,811	16.4%
		25,549,370
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology - 14.7%
Arrow Electronics, Inc. (A)	9,245	$637,443	0.5%
Avnet, Inc.	12,911	466,087	0.4%
Cabot Microelectronics Corp.	5,683	541,874	0.4%
EPAM Systems, Inc. (A)	7,229	838,636	0.7%
HubSpot, Inc. (A)	6,090	765,696	0.6%
Mimecast, Ltd. (A)	21,782	732,529	0.6%
Paylocity Holding Corp. (A)	12,454	749,855	0.6%
Power Integrations, Inc.	9,200	561,016	0.5%
Rapid7, Inc. (A)	21,536	671,062	0.5%
Rogers Corp. (A)	6,495	643,395	0.5%
Silicon Laboratories, Inc. (A)	10,081	794,484	0.6%
Virtusa Corp. (A)	12,602	536,719	0.4%
OTHER SECURITIES		10,605,563	8.4%
		18,544,359
Materials - 4.7%
Balchem Corp.	8,875	695,356	0.6%
PolyOne Corp.	17,817	509,566	0.4%
Reliance Steel & Aluminum Company	6,723	478,476	0.4%
OTHER SECURITIES		4,233,744	3.3%
		5,917,142
Real estate - 1.2%
QTS Realty Trust, Inc., Class A	16,118	597,172	0.5%
STAG Industrial, Inc.	22,632	563,084	0.5%
OTHER SECURITIES		360,279	0.2%
		1,520,535
Utilities - 0.1%		156,095	0.1%
TOTAL COMMON STOCKS (Cost $130,858,700)		$125,652,680
SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral Trust, 2.4078% (B)(C)	145,104	1,451,499	1.2%
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,451,422)		$1,451,499
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.2433% (B)	725,521	725,521	0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (B)	456,786	456,786	0.3%
		1,182,307
TOTAL SHORT-TERM INVESTMENTS (Cost $1,182,307)		$1,182,307
Total Investments (Small Cap Opportunities Trust) (Cost $133,492,429) - 101.5%		$128,286,486	101.5%
Other assets and liabilities, net - (1.5)%		(1,872,043)	(1.5)%
TOTAL NET ASSETS - 100.0%		$126,414,443	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.3%
Communication services - 1.4%		$3,488,495	1.4%
Consumer discretionary - 17.0%
Carter's, Inc.	51,232	4,181,556	1.6%
Etsy, Inc. (A)	65,413	3,111,696	1.2%
Five Below, Inc. (A)	33,175	3,394,466	1.3%
Grand Canyon Education, Inc. (A)	28,066	2,698,265	1.1%
iRobot Corp. (A)(B)	32,500	2,721,550	1.1%
Marriott Vacations Worldwide Corp.	59,303	4,181,455	1.6%
Planet Fitness, Inc., Class A (A)	107,366	5,756,965	2.2%
Under Armour, Inc., Class A (A)(B)	15,429	272,630	0.1%
Under Armour, Inc., Class C (A)	176,422	2,852,744	1.1%
Wayfair, Inc., Class A (A)(B)	34,997	3,152,530	1.2%
OTHER SECURITIES		11,263,535	4.5%
		43,587,392
Consumer staples - 2.6%
MGP Ingredients, Inc. (B)	50,044	2,855,010	1.1%
Performance Food Group Company (A)	114,990	3,710,727	1.5%
		6,565,737
Energy - 1.4%		3,676,525	1.4%
Financials - 6.2%
Green Dot Corp., Class A (A)	36,017	2,864,072	1.1%
MGIC Investment Corp. (A)	256,439	2,682,352	1.1%
Sterling Bancorp	156,393	2,582,048	1.0%
Union Bankshares Corp.	87,184	2,461,204	1.0%
OTHER SECURITIES		5,229,179	2.0%
		15,818,855
Health care - 29.3%
Amedisys, Inc. (A)	25,543	2,991,341	1.2%
Exact Sciences Corp. (A)	49,959	3,152,413	1.2%
Globus Medical, Inc., Class A (A)	67,901	2,938,755	1.1%
Haemonetics Corp. (A)	34,497	3,451,425	1.4%
Hill-Rom Holdings, Inc.	43,109	3,817,302	1.5%
HMS Holdings Corp. (A)	121,906	3,429,216	1.3%
Insulet Corp. (A)(B)	85,918	6,815,015	2.7%
Merit Medical Systems, Inc. (A)	82,072	4,580,438	1.8%
Molina Healthcare, Inc. (A)	24,560	2,854,363	1.1%
Omnicell, Inc. (A)	72,057	4,412,771	1.7%
Penumbra, Inc. (A)	25,725	3,143,595	1.2%
PRA Health Sciences, Inc. (A)	30,491	2,803,952	1.1%
Syneos Health, Inc. (A)	70,205	2,762,567	1.1%
Veeva Systems, Inc., Class A (A)	35,660	3,185,151	1.2%
OTHER SECURITIES		24,722,847	9.7%
		75,061,151
Industrials - 12.1%
Actuant Corp., Class A	169,227	3,552,075	1.4%
Argan, Inc.	66,203	2,505,122	1.0%
EnerSys	66,625	5,170,766	2.0%
ITT, Inc.	95,060	4,588,546	1.8%
Rexnord Corp. (A)	146,507	3,362,336	1.3%
The Brink's Company	66,807	4,319,073	1.7%
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
TriNet Group, Inc. (A)	68,492	$2,873,239	1.1%
OTHER SECURITIES		4,670,960	1.8%
		31,042,117
Information technology - 18.7%
Entegris, Inc.	99,695	2,780,992	1.1%
Everbridge, Inc. (A)	49,659	2,818,645	1.1%
Fair Isaac Corp. (A)	15,655	2,927,485	1.1%
Five9, Inc. (A)	95,930	4,194,060	1.6%
Globant SA (A)	76,702	4,319,857	1.7%
HubSpot, Inc. (A)	19,519	2,454,124	1.0%
ManTech International Corp., Class A	49,042	2,564,651	1.0%
Mimecast, Ltd. (A)	105,614	3,551,799	1.4%
Zebra Technologies Corp., Class A (A)	28,539	4,544,265	1.8%
OTHER SECURITIES		17,557,878	6.9%
		47,713,756
Materials - 4.2%
Cabot Corp.	75,593	3,245,963	1.3%
Carpenter Technology Corp.	93,109	3,315,611	1.3%
OTHER SECURITIES		4,130,252	1.6%
		10,691,826
Real estate - 5.4%
Agree Realty Corp.	60,880	3,599,226	1.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	132,843	2,530,659	1.0%
Kennedy-Wilson Holdings, Inc.	160,643	2,918,883	1.2%
OTHER SECURITIES		4,689,746	1.8%
		13,738,514
TOTAL COMMON STOCKS (Cost $261,739,090)		$251,384,368
PREFERRED SECURITIES - 1.0%
Consumer discretionary - 0.4%		964,145	0.4%
Information technology - 0.6%		1,525,025	0.6%
TOTAL PREFERRED SECURITIES (Cost $3,015,165)		$2,489,170
SECURITIES LENDING COLLATERAL - 9.0%
John Hancock Collateral Trust, 2.4078% (C)(D)	2,296,064	22,967,988	9.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $22,966,611)		$22,967,988
SHORT-TERM INVESTMENTS - 0.8%
Repurchase agreement - 0.8%
Societe Generale SA Tri-Party Repurchase Agreement dated 12-31-18 at 2.900% to be repurchased at $2,200,354 on 1-2-19, collateralized by $2,224,676 Government National Mortgage Association, 3.500% due 5-20-46 (valued at $2,244,001, including interest)	$2,200,000	2,200,000	0.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,200,000)		$2,200,000
Total Investments (Small Cap Stock Trust) (Cost $289,920,866) - 109.1%		$279,041,526	109.1%
Other assets and liabilities, net - (9.1)%		(23,349,184)	(9.1)%
TOTAL NET ASSETS - 100.0%		$255,692,342	100.0%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.9%
Consumer discretionary - 5.8%
Gentherm, Inc. (A)	148,719	$5,945,786	1.2%
Nutrisystem, Inc. (B)	122,810	5,388,903	1.1%
TRI Pointe Group, Inc. (A)	514,145	5,619,605	1.2%
OTHER SECURITIES		11,029,948	2.3%
		27,984,242
Consumer staples - 3.1%
C&C Group PLC	2,206,503	6,900,548	1.4%
Cranswick PLC	201,501	6,767,203	1.4%
OTHER SECURITIES		1,597,700	0.3%
		15,265,451
Energy - 4.4%
Resolute Energy Corp. (A)	225,770	6,542,815	1.3%
OTHER SECURITIES		14,588,045	3.1%
		21,130,860
Financials - 20.5%
Banc of California, Inc.	494,275	6,578,800	1.3%
First Busey Corp.	240,633	5,905,134	1.2%
First Midwest Bancorp, Inc.	563,326	11,159,488	2.3%
Flushing Financial Corp.	263,216	5,667,040	1.2%
Great Western Bancorp, Inc.	268,466	8,389,563	1.7%
International Bancshares Corp.	239,119	8,225,694	1.7%
Kemper Corp.	93,485	6,205,534	1.3%
MB Financial, Inc.	274,073	10,861,513	2.2%
Northwest Bancshares, Inc.	727,825	12,329,356	2.5%
Solar Capital, Ltd.	286,574	5,499,355	1.1%
Union Bankshares Corp.	205,080	5,789,408	1.2%
OTHER SECURITIES		13,180,473	2.8%
		99,791,358
Health care - 4.5%
Allscripts Healthcare Solutions, Inc. (A)	842,252	8,119,309	1.7%
CorVel Corp. (A)	82,995	5,122,451	1.0%
OTHER SECURITIES		8,841,842	1.8%
		22,083,602
Industrials - 33.2%
ACCO Brands Corp.	728,410	4,938,620	1.0%
Albany International Corp., Class A	144,904	9,046,357	1.9%
American Woodmark Corp. (A)	105,050	5,849,184	1.2%
ESCO Technologies, Inc.	173,692	11,454,987	2.4%
Forrester Research, Inc.	222,548	9,947,896	2.0%
Forward Air Corp.	125,625	6,890,531	1.4%
GATX Corp. (B)	93,335	6,609,051	1.4%
Huron Consulting Group, Inc. (A)	176,596	9,061,141	1.9%
ICF International, Inc.	76,855	4,978,667	1.0%
Luxfer Holdings PLC	385,719	6,800,226	1.4%
Matthews International Corp., Class A	134,890	5,479,232	1.1%
Mueller Industries, Inc.	452,315	10,566,078	2.2%
Navigant Consulting, Inc.	263,490	6,336,935	1.3%
SP Plus Corp. (A)	170,023	5,022,479	1.0%
Steelcase, Inc., Class A	360,880	5,351,850	1.1%
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
Thermon Group Holdings, Inc. (A)	415,388	$8,424,069	1.7%
TriMas Corp. (A)	553,771	15,112,407	3.1%
Tyman PLC	2,209,699	6,628,660	1.4%
OTHER SECURITIES		22,989,082	4.7%
		161,487,452
Information technology - 6.6%
Belden, Inc. (B)	235,464	9,835,331	2.0%
CTS Corp.	218,670	5,661,366	1.2%
WNS Holdings, Ltd., ADR (A)	245,559	10,131,764	2.1%
OTHER SECURITIES		6,463,236	1.3%
		32,091,697
Materials - 7.8%
Greif, Inc., Class A	201,045	7,460,780	1.6%
Neenah, Inc.	108,595	6,398,417	1.3%
Orion Engineered Carbons SA	404,840	10,234,355	2.1%
Sensient Technologies Corp.	158,450	8,849,433	1.8%
OTHER SECURITIES		4,871,112	1.0%
		37,814,097
Real estate - 10.0%
Alexander & Baldwin, Inc. (A)	412,140	7,575,133	1.6%
Corporate Office Properties Trust	311,837	6,557,932	1.3%
Physicians Realty Trust	563,350	9,030,501	1.9%
PotlatchDeltic Corp.	246,277	7,792,204	1.6%
RPT Realty	718,252	8,583,111	1.8%
OTHER SECURITIES		9,062,760	1.8%
		48,601,641
Utilities - 2.0%		9,797,931	2.0%
TOTAL COMMON STOCKS (Cost $447,687,016)		$476,048,331
SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral Trust, 2.4078% (C)(D)	475,003	4,751,553	1.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,751,302)		$4,751,553
SHORT-TERM INVESTMENTS - 2.2%
Repurchase agreement - 2.2%
Bank of America Tri-Party Repurchase Agreement dated 12-31-18 at 3.000% to be repurchased at $10,701,783 on 1-2-19, collateralized by $10,368,621 Government National Mortgage Association, 4.500% due 8-20-48 (valued at $10,914,000, including interest)	$10,700,000	10,700,000	2.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $10,700,000)		$10,700,000
Total Investments (Small Cap Value Trust) (Cost $463,138,318) - 101.1%		$491,499,884	101.1%
Other assets and liabilities, net - (1.1)%		(5,547,421)	(1.1)%
TOTAL NET ASSETS - 100.0%		$485,952,463	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Value Trust (continued)
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.8%
Communication services - 1.8%
Cable One, Inc.	1,556	$1,276,076	1.0%
OTHER SECURITIES		987,797	0.8%
		2,263,873
Consumer discretionary - 9.6%
Aaron's, Inc.	32,900	1,383,445	1.1%
Cavco Industries, Inc. (A)	7,200	938,736	0.7%
Dorman Products, Inc. (A)	14,400	1,296,288	1.0%
Pool Corp.	8,900	1,322,985	1.1%
Steven Madden, Ltd.	30,500	922,930	0.7%
Strategic Education, Inc.	11,712	1,328,375	1.1%
OTHER SECURITIES		5,001,013	3.9%
		12,193,772
Consumer staples - 3.4%
Nomad Foods, Ltd. (A)	94,100	1,573,352	1.2%
Post Holdings, Inc. (A)	10,600	944,778	0.8%
OTHER SECURITIES		1,802,251	1.4%
		4,320,381
Energy - 4.8%
Centennial Resource Development, Inc., Class A (A)(B)	77,800	857,356	0.7%
WPX Energy, Inc. (A)	85,200	967,020	0.8%
OTHER SECURITIES		4,274,957	3.3%
		6,099,333
Financials - 25.6%
BankUnited, Inc.	43,800	1,311,372	1.0%
Columbia Banking System, Inc.	36,900	1,339,101	1.1%
Glacier Bancorp, Inc.	31,500	1,248,030	1.0%
Green Dot Corp., Class A (A)	27,300	2,170,896	1.7%
Home BancShares, Inc.	115,700	1,890,538	1.5%
National Bank Holdings Corp., Class A	34,700	1,071,189	0.8%
Popular, Inc.	23,000	1,086,060	0.9%
ProAssurance Corp.	22,400	908,544	0.7%
Prosperity Bancshares, Inc.	16,900	1,052,870	0.8%
Radian Group, Inc.	53,700	878,532	0.7%
Towne Bank	45,300	1,084,935	0.9%
Webster Financial Corp.	19,450	958,691	0.8%
Wintrust Financial Corp.	14,650	974,079	0.8%
OTHER SECURITIES		16,565,402	12.9%
		32,540,239
Health care - 7.5%
Atrion Corp.	2,534	1,877,897	1.5%
Avanos Medical, Inc. (A)	27,100	1,213,809	1.0%
Molina Healthcare, Inc. (A)	10,400	1,208,688	1.0%
Quidel Corp. (A)	30,480	1,488,034	1.2%
The Ensign Group, Inc.	34,000	1,318,860	1.0%
OTHER SECURITIES		2,367,904	1.8%
		9,475,192
Industrials - 12.9%
Cubic Corp.	18,278	982,260	0.8%
ESCO Technologies, Inc.	17,300	1,140,935	0.9%
FTI Consulting, Inc. (A)	17,700	1,179,528	0.9%
Genesee & Wyoming, Inc., Class A (A)	12,800	947,456	0.7%
Landstar System, Inc.	16,050	1,535,504	1.2%
McGrath RentCorp	16,350	841,698	0.7%
Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$9,812,845	7.7%
		16,440,226
Information technology - 9.7%
Belden, Inc. (B)	39,200	1,637,384	1.3%
Cabot Microelectronics Corp.	9,906	944,537	0.8%
Harmonic, Inc. (A)	184,731	871,930	0.7%
Littelfuse, Inc.	11,676	2,002,200	1.6%
OTHER SECURITIES		6,821,890	5.3%
		12,277,941
Materials - 3.1%
Myers Industries, Inc.	57,250	865,048	0.7%
OTHER SECURITIES		3,065,506	2.4%
		3,930,554
Real estate - 10.6%
EastGroup Properties, Inc.	14,000	1,284,220	1.0%
Healthcare Realty Trust, Inc.	39,200	1,114,848	0.9%
JBG SMITH Properties	25,253	879,057	0.7%
PS Business Parks, Inc.	7,600	995,600	0.8%
Sunstone Hotel Investors, Inc.	73,100	951,031	0.8%
Terreno Realty Corp.	34,900	1,227,433	1.0%
OTHER SECURITIES		6,976,711	5.4%
		13,428,900
Utilities - 6.8%
Chesapeake Utilities Corp.	19,000	1,544,700	1.2%
NorthWestern Corp.	18,200	1,081,808	0.9%
ONE Gas, Inc.	21,000	1,671,600	1.3%
PNM Resources, Inc.	33,900	1,392,951	1.1%
OTHER SECURITIES		2,944,732	2.3%
		8,635,791
TOTAL COMMON STOCKS (Cost $112,531,744)		$121,606,202
SECURITIES LENDING COLLATERAL - 4.3%
John Hancock Collateral Trust, 2.4078% (C)(D)	548,433	5,486,087	4.3%
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,485,822)		$5,486,087
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%		1,000	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,000)		$1,000
Total Investments (Small Company Value Trust) (Cost $118,018,566) - 100.1%		$127,093,289	100.1%
Other assets and liabilities, net - (0.1)%		(108,283)	(0.1)%
TOTAL NET ASSETS - 100.0%		$126,985,006	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.8%
Communication services - 7.5%
Alphabet, Inc., Class A (A)	71,004	$74,196,340	0.8%

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communication services (continued)
Alphabet, Inc., Class C (A)	73,061	$75,662,702	0.8%
AT&T, Inc.	1,728,481	49,330,848	0.5%
Comcast Corp., Class A	1,078,319	36,716,762	0.4%
Facebook, Inc., Class A (A)	570,551	74,793,531	0.8%
Netflix, Inc. (A)	103,567	27,720,743	0.3%
The Walt Disney Company	353,596	38,771,801	0.4%
Verizon Communications, Inc.	981,363	55,172,228	0.6%
OTHER SECURITIES		264,558,897	2.9%
		696,923,852
Consumer discretionary - 10.0%
Amazon.com, Inc. (A)	97,544	146,508,162	1.6%
McDonald's Corp.	183,113	32,515,375	0.4%
The Home Depot, Inc.	268,253	46,091,230	0.5%
Toyota Motor Corp.	540,800	31,305,050	0.4%
OTHER SECURITIES		678,012,068	7.1%
		934,431,885
Consumer staples - 7.9%
Nestle SA	725,255	58,863,687	0.6%
PepsiCo, Inc.	335,213	37,034,332	0.4%
The Coca-Cola Company	909,757	43,076,994	0.5%
The Procter & Gamble Company	591,594	54,379,320	0.6%
Walmart, Inc.	338,135	31,497,275	0.4%
OTHER SECURITIES		511,769,304	5.4%
		736,620,912
Energy - 5.1%
BP PLC	4,730,376	29,903,958	0.3%
Chevron Corp.	453,716	49,359,764	0.6%
Exxon Mobil Corp.	1,005,333	68,553,657	0.8%
Royal Dutch Shell PLC, A Shares	1,088,078	32,025,215	0.4%
Royal Dutch Shell PLC, B Shares	886,854	26,514,703	0.3%
TOTAL SA	567,768	29,946,985	0.3%
OTHER SECURITIES		238,455,267	2.4%
		474,759,549
Financials - 15.1%
Bank of America Corp.	2,167,646	53,410,797	0.6%
Berkshire Hathaway, Inc., Class B (A)	462,007	94,332,589	1.0%
Citigroup, Inc.	580,014	30,195,529	0.3%
HSBC Holdings PLC	4,713,567	38,885,660	0.4%
JPMorgan Chase & Co.	789,733	77,093,735	0.8%
Wells Fargo & Company	1,006,048	46,358,692	0.5%
OTHER SECURITIES		1,072,019,530	11.5%
		1,412,296,532
Health care - 13.2%
Abbott Laboratories	417,125	30,170,651	0.3%
AbbVie, Inc.	357,182	32,928,609	0.4%
Amgen, Inc.	151,279	29,449,483	0.3%
Johnson & Johnson	636,890	82,190,655	0.9%
Medtronic PLC	318,739	28,992,499	0.3%
Merck & Company, Inc.	617,533	47,185,697	0.5%
Novartis AG	513,345	43,965,017	0.5%
Pfizer, Inc.	1,372,729	59,919,621	0.7%
Roche Holding AG	166,352	41,298,354	0.5%
UnitedHealth Group, Inc.	228,483	56,919,685	0.6%
OTHER SECURITIES		776,969,555	8.2%
		1,229,989,826
Industrials - 11.1%
3M Company	138,279	26,347,681	0.3%
The Boeing Company	125,437	40,453,433	0.5%
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$966,542,902	10.3%
		1,033,344,016
Information technology - 14.3%
Apple, Inc.	1,070,609	168,877,864	1.8%
Cisco Systems, Inc.	1,067,724	46,264,481	0.5%
Intel Corp.	1,083,806	50,863,016	0.6%
Mastercard, Inc., Class A	215,685	40,688,975	0.5%
Microsoft Corp.	1,835,471	186,428,731	2.0%
Oracle Corp.	638,774	28,840,646	0.3%
Visa, Inc., Class A	417,360	55,066,478	0.6%
OTHER SECURITIES		753,568,655	8.0%
		1,330,598,846
Materials - 4.4%
DowDuPont, Inc.	544,550	29,122,534	0.3%
OTHER SECURITIES		384,036,871	4.1%
		413,159,405
Real estate - 3.7%		345,095,064	3.7%
Utilities - 3.5%		327,440,810	3.5%
TOTAL COMMON STOCKS (Cost $6,345,580,121)		$8,934,660,697
PREFERRED SECURITIES - 0.2%
Communication services - 0.0%		25,127	0.0%
Consumer discretionary - 0.1%		10,078,040	0.1%
Consumer staples - 0.1%		4,607,825	0.1%
Health care - 0.0%		1,048,177	0.0%
Materials - 0.0%		680,325	0.0%
TOTAL PREFERRED SECURITIES (Cost $15,287,975)		$16,439,494
RIGHTS - 0.0%		147,386	0.0%
TOTAL RIGHTS (Cost $161,316)		$147,386
SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral Trust, 2.4078% (B)(C)	10,513,309	105,166,728	1.1%
TOTAL SECURITIES LENDING COLLATERAL (Cost $105,159,737)		$105,166,728
SHORT-TERM INVESTMENTS - 3.4%
U.S. Government Agency - 3.2%
Federal Home Loan Bank Discount Note, 2.185%, 01/02/2019 *	$15,000,000	15,000,000	0.2%
Federal Home Loan Bank Discount Note, 2.240%, 01/08/2019 *	10,000,000	9,996,030	0.1%
Federal Home Loan Bank Discount Note, 2.280%, 01/09/2019 *	47,000,000	46,978,239	0.5%
Federal Home Loan Bank Discount Note, 2.345%, 01/16/2019 *	20,000,000	19,981,480	0.2%
Federal Home Loan Bank Discount Note, 2.350%, 01/24/2019 *	10,000,000	9,985,460	0.1%
Federal Home Loan Bank Discount Note, 2.355%, 01/31/2019 *	4,000,000	3,992,332	0.0%
Federal Home Loan Bank Discount Note, 2.360%, 02/01/2019 *	46,000,000	45,908,000	0.5%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note, 2.400%, 03/18/2019 *	$20,000,000	$19,899,160	0.2%
Federal Home Loan Bank Discount Note, 2.400%, 04/01/2019 *	130,000,000	129,215,840	1.4%
		300,956,541
Repurchase agreement - 0.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $17,716,279 on 1-2-19, collateralized by $18,140,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $18,079,648, including interest)	17,715,000	17,715,000	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $318,669,131)		$318,671,541
Total Investments (Strategic Equity Allocation Trust) (Cost $6,784,858,280) - 100.5%		$9,375,085,846	100.5%
Other assets and liabilities, net - (0.5)%		(47,689,031)	(0.5)%
TOTAL NET ASSETS - 100.0%		$9,327,396,815	100.0%
Strategic Equity Allocation Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	1,334	Long	Mar 2019	$116,973,235	$114,457,200	$(2,516,035)
Russell 2000 E-Mini Index Futures	168	Long	Mar 2019	11,457,860	11,331,600	(126,260)
S&P 500 Index E-Mini Futures	1,791	Long	Mar 2019	234,779,472	224,340,660	(10,438,812)
S&P Mid 400 Index E-Mini Futures	138	Long	Mar 2019	23,596,954	22,938,360	(658,594)
						$(13,739,701)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.2%
Communication services - 9.7%
Alphabet, Inc., Class C (A)	16,700	$17,294,687	2.6%
AT&T, Inc.	174,471	4,979,402	0.8%
Comcast Corp., Class A	110,955	3,778,018	0.6%
Facebook, Inc., Class A (A)	69,692	9,135,924	1.4%
Netflix, Inc. (A)	10,529	2,818,192	0.4%
The Walt Disney Company	35,552	3,898,277	0.6%
Verizon Communications, Inc.	98,821	5,555,717	0.9%
OTHER SECURITIES		16,498,906	2.4%
		63,959,123
Consumer discretionary - 10.5%
Amazon.com, Inc. (A)	11,688	17,555,025	2.7%
McDonald's Corp.	18,802	3,338,671	0.5%
NIKE, Inc., Class B	38,955	2,888,124	0.5%
The Home Depot, Inc.	27,661	4,752,713	0.7%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$41,140,115	6.1%
		69,674,648
Consumer staples - 7.3%
PepsiCo, Inc.	34,064	3,763,391	0.6%
Philip Morris International, Inc.	37,520	2,504,835	0.4%
The Coca-Cola Company	102,412	4,849,208	0.7%
The Procter & Gamble Company	59,588	5,477,329	0.8%
Walmart, Inc.	70,692	6,584,960	1.0%
OTHER SECURITIES		24,988,001	3.8%
		48,167,724
Energy - 5.8%
Chevron Corp.	45,717	4,973,552	0.8%
Exxon Mobil Corp.	101,225	6,902,533	1.1%

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$26,396,847	3.9%
		38,272,932
Financials - 13.8%
Bank of America Corp.	244,920	6,034,829	0.9%
Berkshire Hathaway, Inc., Class B (A)	58,937	12,033,757	1.8%
Citigroup, Inc.	61,329	3,192,788	0.5%
JPMorgan Chase & Co.	81,831	7,988,342	1.2%
State Street Corp.	8,879	559,999	0.1%
Wells Fargo & Company	116,626	5,374,126	0.8%
OTHER SECURITIES		56,109,522	8.5%
		91,293,363
Health care - 13.8%
Abbott Laboratories	42,544	3,077,208	0.5%
AbbVie, Inc.	38,612	3,559,640	0.6%
Amgen, Inc.	16,255	3,164,361	0.5%
Eli Lilly & Company	26,374	3,051,999	0.5%
Johnson & Johnson	64,123	8,275,073	1.3%
Merck & Company, Inc.	64,996	4,966,344	0.8%
Pfizer, Inc.	141,364	6,170,539	0.9%
UnitedHealth Group, Inc.	23,083	5,750,437	0.9%
OTHER SECURITIES		53,360,027	7.8%
		91,375,628
Industrials - 9.7%
3M Company	14,153	2,696,713	0.4%
The Boeing Company	14,081	4,541,123	0.7%
Union Pacific Corp.	18,536	2,562,231	0.4%
OTHER SECURITIES		54,455,212	8.2%
		64,255,279
Information technology - 19.1%
Adobe, Inc. (A)	11,996	2,713,975	0.4%
Apple, Inc.	118,009	18,614,740	2.8%
Broadcom, Inc.	10,260	2,608,913	0.4%
Cisco Systems, Inc.	112,967	4,894,860	0.8%
IBM Corp.	21,908	2,490,282	0.4%
Intel Corp.	111,839	5,248,604	0.8%
Mastercard, Inc., Class A	25,241	4,761,715	0.7%
Microsoft Corp.	185,366	18,827,625	2.9%
Oracle Corp.	98,490	4,446,824	0.7%
PayPal Holdings, Inc. (A)	28,780	2,420,110	0.4%
salesforce.com, Inc. (A)	18,268	2,502,168	0.4%
Visa, Inc., Class A	49,359	6,512,426	1.0%
OTHER SECURITIES		50,718,496	7.4%
		126,760,738
Materials - 2.7%
DowDuPont, Inc.	55,559	2,971,295	0.5%
OTHER SECURITIES		14,926,683	2.2%
		17,897,978
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate - 3.7%		$24,840,639	3.7%
Utilities - 3.1%		20,478,116	3.1%
TOTAL COMMON STOCKS (Cost $387,746,647)		$656,976,168
PREFERRED SECURITIES - 0.0%
Communication services - 0.0%		4,798	0.0%
Industrials - 0.0%		13,369	0.0%
TOTAL PREFERRED SECURITIES (Cost $14,563)		$18,167
WARRANTS - 0.0%		393	0.0%
TOTAL WARRANTS (Cost $60,737)		$393
SECURITIES LENDING COLLATERAL - 1.3%
John Hancock Collateral Trust, 2.4078% (B)(C)	886,116	8,863,993	1.3%
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,863,686)		$8,863,993
SHORT-TERM INVESTMENTS - 1.2%
U.S. Government Agency - 0.8%
Federal Home Loan Bank Discount Note, 2.315%, 01/17/2019 *	$5,000,000	4,995,040	0.8%
Repurchase agreement - 0.4%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $2,741,198 on 1-2-19, collateralized by $2,820,000 U.S. Treasury Notes, 2.125% - 2.375% due 7-31-24 to 8-15-24 (valued at $2,796,735, including interest)	2,741,000	2,741,000	0.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $7,735,856)		$7,736,040
Total Investments (Total Stock Market Index Trust) (Cost $404,421,489) - 101.7%		$673,594,761	101.7%
Other assets and liabilities, net - (1.7)%		(10,984,657)	(1.7)%
TOTAL NET ASSETS - 100.0%		$662,610,104	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	12	Long	Mar 2019	$855,094	$809,400	$(45,694)
S&P 500 Index Futures	11	Long	Mar 2019	7,229,702	6,889,300	(340,402)
S&P Mid 400 Index E-Mini Futures	12	Long	Mar 2019	2,114,088	1,994,640	(119,448)
						$(505,544)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
Utilities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.4%
Communication services - 14.5%
Altice USA, Inc., Class A	235,588	$3,891,914	1.6%
Cellnex Telecom SA (A)(B)	115,172	2,945,347	1.2%
Comcast Corp., Class A	158,114	5,383,782	2.2%
Hellenic Telecommunications Organization SA	186,419	2,034,002	0.8%
KDDI Corp.	77,300	1,847,076	0.7%
Koninklijke KPN NV	753,911	2,202,171	0.9%
Millicom International Cellular SA	24,621	1,557,911	0.6%
NOS SGPS SA	364,213	2,208,564	0.9%
Orange SA	146,911	2,380,805	1.0%
Tele2 AB, B Shares	324,651	4,140,530	1.7%
TELUS Corp.	78,944	2,616,625	1.1%
OTHER SECURITIES		4,393,715	1.8%
		35,602,442
Energy - 14.7%
Cheniere Energy, Inc. (B)	73,595	4,356,088	1.8%
Enbridge, Inc.	154,387	4,796,039	2.0%
Enterprise Products Partners LP	231,536	5,693,470	2.3%
EQM Midstream Partners LP (C)	77,090	3,334,143	1.4%
Equitrans Midstream Corp. (B)	73,212	1,465,704	0.6%
The Williams Companies, Inc.	163,598	3,607,336	1.5%
TransCanada Corp. (C)	140,114	5,003,338	2.0%
Western Gas Equity Partners LP (C)	92,367	2,561,337	1.0%
OTHER SECURITIES		5,251,142	2.1%
		36,068,597
Industrials - 0.2%		449,476	0.2%
Real estate - 2.0%
American Tower Corp.	30,875	4,884,116	2.0%
Utilities - 61.0%
AES Corp.	173,303	2,505,961	1.0%
American Electric Power Company, Inc.	98,214	7,340,514	3.0%
Avangrid, Inc. (C)	31,798	1,592,762	0.6%
CenterPoint Energy, Inc.	262,124	7,399,761	3.0%
China Resources Gas Group, Ltd. (C)	824,000	3,265,153	1.3%
Cia de Saneamento Basico do Estado de Sao Paulo	273,200	2,216,989	0.9%
Clearway Energy, Inc., Class A	98,498	1,666,586	0.7%
Dominion Energy, Inc.	23,827	1,702,677	0.7%
Duke Energy Corp.	82,384	7,109,739	2.9%
Edison International	61,771	3,506,740	1.4%
EDP Renovaveis SA	1,381,921	12,390,205	5.1%
Emera, Inc. (C)	80,624	2,581,362	1.1%
Enel SpA	1,083,672	6,282,311	2.6%
Entergy Corp.	70,112	6,034,540	2.5%
Evergy, Inc.	72,416	4,111,056	1.7%
Exelon Corp.	289,254	13,045,355	5.3%
FirstEnergy Corp.	68,534	2,573,452	1.1%
Iberdrola SA	763,936	6,134,314	2.5%
NextEra Energy Partners LP (C)	70,787	3,047,380	1.2%
NextEra Energy, Inc.	55,662	9,675,169	4.0%
NiSource, Inc.	98,871	2,506,380	1.0%
Utilities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
NRG Energy, Inc.	150,768	$5,970,413	2.4%
PG&E Corp. (B)	104,824	2,489,570	1.0%
PPL Corp.	125,596	3,558,135	1.5%
Public Service Enterprise Group, Inc.	117,346	6,107,859	2.5%
RWE AG	122,599	2,670,189	1.1%
Sempra Energy	51,315	5,551,770	2.3%
SSE PLC	304,750	4,208,470	1.7%
Vistra Energy Corp. (B)	197,475	4,520,203	1.8%
OTHER SECURITIES		7,540,469	3.1%
		149,305,484
TOTAL COMMON STOCKS (Cost $219,946,792)		$226,310,115
PREFERRED SECURITIES - 4.8%
Utilities - 4.8%
CenterPoint Energy, Inc., 7.000%	13,591	684,579	0.3%
Dominion Energy, Inc., 6.750%	56,503	2,704,799	1.1%
NextEra Energy, Inc., 6.123%	62,296	3,590,741	1.5%
Sempra Energy, 6.000%	13,244	1,259,637	0.5%
Sempra Energy, 6.750%	12,771	1,231,635	0.5%
Vistra Energy Corp., 7.000%	17,419	1,588,787	0.6%
OTHER SECURITIES		756,476	0.3%
		11,816,654
TOTAL PREFERRED SECURITIES (Cost $11,550,969)		$11,816,654
SECURITIES LENDING COLLATERAL - 3.7%
John Hancock Collateral Trust, 2.4078% (D)(E)	909,916	9,102,067	3.7%
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,101,564)		$9,102,067
SHORT-TERM INVESTMENTS - 3.1%
Money market funds - 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.2433% (D)	7,404,161	7,404,161	3.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $7,404,161)		$7,404,161
Total Investments (Utilities Trust) (Cost $248,003,486) - 104.0%		$254,632,997	104.0%
Other assets and liabilities, net - (4.0)%		(9,720,328)	(4.0)%
TOTAL NET ASSETS - 100.0%		$244,912,669	100.0%
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Utilities Trust (continued)

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	143,862	USD	109,208	Deutsche Bank AG London	1/11/2019	—	($3,804)
EUR	332,884	USD	381,031	Citibank N.A.	1/11/2019	$622	—
USD	42,485	CAD	55,266	BNP Paribas SA	1/11/2019	1,993	—
USD	25,353	CAD	33,163	Citibank N.A.	1/11/2019	1,056	—
USD	55,947	CAD	73,889	Goldman Sachs International	1/11/2019	1,810	—
USD	10,508,430	CAD	13,670,942	Merrill Lynch International	1/11/2019	492,083	—
USD	74,929	CAD	102,270	Morgan Stanley Capital Services, Inc.	1/11/2019	—	(1)
USD	24,737	EUR	21,719	Barclays Bank PLC Wholesale	1/11/2019	—	(164)
USD	7,250	EUR	6,309	BNP Paribas SA	1/11/2019	16	—
USD	64,924	EUR	56,443	Citibank N.A.	1/11/2019	212	—
USD	1,095,878	EUR	939,704	Deutsche Bank AG London	1/11/2019	18,502	—
USD	9,665	EUR	8,488	Goldman Sachs International	1/11/2019	—	(66)
USD	569,120	EUR	488,000	HSBC Bank USA	1/11/2019	9,626	—
USD	18,817,134	EUR	16,106,063	JPMorgan Chase Bank N.A.	1/11/2019	351,445	—
USD	626,039	EUR	536,525	Morgan Stanley Capital Services, Inc.	1/11/2019	10,909	—
USD	5,964,790	EUR	5,209,182	JPMorgan Chase Bank N.A.	3/18/2019	—	(41,083)
USD	2,831,696	GBP	2,142,538	Deutsche Bank AG London	1/11/2019	99,740	—
						$988,014	($45,118)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets on 12-31-18:
Capital Appreciation Trust
United States	87.4%
China	6.4%
United Kingdom	2.6%
France	2.3%
Other countries	1.3%
TOTAL	100.0%
Financial Industries Trust
United States	81.3%
United Kingdom	5.2%
Bermuda	2.7%
Spain	2.4%
Switzerland	1.8%
Norway	1.6%
France	1.4%
Japan	1.1%
Finland	1.0%
Other countries	1.5%
TOTAL	100.0%
Mid Value Trust
United States	85.8%
Canada	6.8%
Ireland	2.4%
Denmark	1.5%
Other countries	3.5%
TOTAL	100.0%
Mutual Shares Trust
United States	83.3%
United Kingdom	5.1%
Switzerland	3.9%
Ireland	3.6%
Netherlands	2.5%
South Korea	1.4%
Other countries	0.2%
TOTAL	100.0%
Science & Technology Trust
United States	82.2%
China	8.1%
South Korea	3.5%
Germany	1.4%
South Africa	1.4%
Russia	1.2%
Other countries	2.2%
TOTAL	100.0%
Small Cap Value Trust
United States	89.3%
United Kingdom	4.4%
Luxembourg	2.1%
India	2.1%
Ireland	1.4%
Other countries	0.7%
TOTAL	100.0%
Strategic Equity Allocation Trust
United States	66.6%
Japan	7.7%
United Kingdom	5.3%
France	3.4%
Switzerland	3.2%
Germany	2.8%
Australia	2.3%
Netherlands	1.5%
Hong Kong	1.2%
Spain	1.0%
Other countries	5.0%
TOTAL	100.0%
Utilities Trust
United States	67.0%
Spain	8.8%
Canada	6.1%
Italy	2.6%
United Kingdom	1.7%
Sweden	1.7%
Germany	1.6%
Hong Kong	1.3%
Brazil	1.1%
France	1.0%
Other countries	7.1%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Unaffiliated investments, at value	$4,799,098,182	$1,312,102,362	$188,239,087	$778,042,593
Affiliated investments, at value	3,308,687	—	—	—
Repurchase agreements, at value	14,897,000	—	—	—
Total investments, at value	4,817,303,869	1,312,102,362	188,239,087	778,042,593
Receivable for futures variation margin	1,423,252	—	—	—
Cash	195	—	—	—
Collateral held at broker for futures contracts	9,234,000	—	—	—
Dividends and interest receivable	5,389,051	—	—	—
Receivable for fund shares sold	3,169,677	44,127	5,609,557	22,281,055
Receivable for investments sold	—	586,733	—	—
Receivable for securities lending income	1,040	—	—	—
Receivable from affiliates	93,336	—	—	—
Other assets	121,376	2,469	2,469	2,468
Total assets	4,836,735,796	1,312,735,691	193,851,113	800,326,116
Liabilities
Payable for investments purchased	3,201,804	—	5,600,740	21,695,019
Payable for fund shares repurchased	15,730,383	585,815	2,839	561,169
Payable upon return of securities loaned	3,315,626	—	—	—
Payable to affiliates
Accounting and legal services fees	110,380	29,497	3,851	16,419
Trustees' fees	3,550	1,180	203	709
Other liabilities and accrued expenses	593,431	29,034	16,821	23,247
Total liabilities	22,955,174	645,526	5,624,454	22,296,563
Net assets	$4,813,780,622	$1,312,090,165	$188,226,659	$778,029,553
Net assets consist of
Paid-in capital	$2,705,059,470	$939,555,924	$174,600,438	$616,034,018
Accumulated distributable earnings (accumulated loss)	2,108,721,152	372,534,241	13,626,221	161,995,535
Net assets	$4,813,780,622	$1,312,090,165	$188,226,659	$778,029,553
Unaffiliated investments, including repurchase agreements, at cost	$2,766,967,077	$1,050,154,629	$194,516,719	$749,076,996
Affiliated investments, at cost	$3,308,537	—	—	—
Securities loaned, at value	$3,247,688	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$3,026,447,405	$261,872,502	$17,417,491	$121,131,257
Shares outstanding	101,539,512	22,118,021	1,273,607	7,317,568
Net asset value, offering price and redemption price per share	$29.81	$11.84	$13.68	$16.55
Series II
Net assets	$66,239,084	$933,915,763	$143,836,871	$573,569,585
Shares outstanding	2,220,726	78,871,525	10,547,335	34,885,254
Net asset value, offering price and redemption price per share	$29.83	$11.84	$13.64	$16.44
Series III
Net assets	—	$116,301,900	$26,972,297	$83,328,711
Shares outstanding	—	9,823,985	1,979,092	5,067,960
Net asset value, offering price and redemption price per share	—	$11.84	$13.63	$16.44
Series NAV
Net assets	$1,721,094,133	—	—	—
Shares outstanding	57,752,799	—	—	—
Net asset value, offering price and redemption price per share	$29.80	—	—	—
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Unaffiliated investments, at value	$920,749,243	$453,862,966	$1,925,128,211	$507,581,971
Affiliated investments, at value	—	—	36,100,458	8,835,514
Total investments, at value	920,749,243	453,862,966	1,961,228,669	516,417,485
Cash	—	—	1,630,718	—
Dividends and interest receivable	—	—	611,582	163,553
Receivable for fund shares sold	19,236,270	7,184,562	942,391	12,365
Receivable for securities lending income	—	—	8,098	3,452
Other assets	2,467	2,468	45,565	28,037
Total assets	939,987,980	461,049,996	1,964,467,023	516,624,892
Liabilities
Payable for investments purchased	19,154,568	7,135,425	3,582,187	—
Payable for fund shares repurchased	53,829	33,183	290,508	71,311
Payable upon return of securities loaned	—	—	36,101,503	8,828,913
Payable to affiliates
Accounting and legal services fees	19,946	9,834	46,742	2,667
Trustees' fees	826	429	1,312	801
Other liabilities and accrued expenses	24,768	19,710	233,165	127,690
Total liabilities	19,253,937	7,198,581	40,255,417	9,031,382
Net assets	$920,734,043	$453,851,415	$1,924,211,606	$507,593,510
Net assets consist of
Paid-in capital	$779,870,091	$458,589,811	$1,103,153,942	$122,537,944
Accumulated distributable earnings (accumulated loss)	140,863,952	(4,738,396)	821,057,664	385,055,566
Net assets	$920,734,043	$453,851,415	$1,924,211,606	$507,593,510
Unaffiliated investments, including repurchase agreements, at cost	$892,557,170	$469,907,910	$1,397,069,741	$456,599,189
Affiliated investments, at cost	—	—	$36,098,254	$8,834,773
Securities loaned, at value	—	—	$35,343,664	$8,644,896
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$239,712,907	$119,193,428	$289,286,183	$168,688,171
Shares outstanding	15,948,893	6,746,607	9,342,894	13,955,756
Net asset value, offering price and redemption price per share	$15.03	$17.67	$30.96	$12.09
Series II
Net assets	$491,723,049	$299,621,425	$122,848,336	$58,112,921
Shares outstanding	32,838,246	16,967,893	4,084,828	5,004,420
Net asset value, offering price and redemption price per share	$14.97	$17.66	$30.07	$11.61
Series III
Net assets	$189,298,087	$35,036,562	—	—
Shares outstanding	12,627,148	1,991,382	—	—
Net asset value, offering price and redemption price per share	$14.99	$17.59	—	—
Series NAV
Net assets	—	—	$1,512,077,087	$280,792,418
Shares outstanding	—	—	48,824,114	23,186,657
Net asset value, offering price and redemption price per share	—	—	$30.97	$12.11
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Unaffiliated investments, at value	$348,635,239	$205,130,092	$1,471,809,623	$164,494,463
Affiliated investments, at value	1,921,001	3,219,466	17,959,492	—
Repurchase agreements, at value	4,389,000	—	—	197,000
Total investments, at value	354,945,240	208,349,558	1,489,769,115	164,691,463
Unrealized appreciation on forward foreign currency contracts	—	—	—	119,564
Cash	905	3,904,339	196,729	900
Foreign currency, at value	8,388	546,738	201,220	27
Collateral held at broker for futures contracts	—	257,117	—	—
Dividends and interest receivable	1,065,015	226,466	3,900,090	313,688
Receivable for fund shares sold	103,424	43,957	196,653	—
Receivable for investments sold	1,884,238	643,446	—	135,336
Receivable for securities lending income	6,969	7,494	52,254	585
Other assets	12,450	18,872	46,584	7,971
Total assets	358,026,629	213,997,987	1,494,362,645	165,269,534
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	—	209,208
Written options, at value	1,446,231	—	—	—
Payable for futures variation margin	—	14,875	—	—
Payable for investments purchased	835,601	661,134	—	—
Payable for fund shares repurchased	261,119	129,226	1,127,095	764,800
Payable upon return of securities loaned	1,923,115	3,214,233	18,004,457	—
Payable to affiliates
Accounting and legal services fees	8,116	5,972	33,716	3,931
Trustees' fees	326	500	1,351	195
Other liabilities and accrued expenses	67,439	244,709	213,891	46,153
Total liabilities	4,541,947	4,270,649	19,380,510	1,024,287
Net assets	$353,484,682	$209,727,338	$1,474,982,135	$164,245,247
Net assets consist of
Paid-in capital	$310,869,613	$271,627,415	$1,216,183,991	$152,251,247
Accumulated distributable earnings (accumulated loss)	42,615,069	(61,900,077)	258,798,144	11,994,000
Net assets	$353,484,682	$209,727,338	$1,474,982,135	$164,245,247
Unaffiliated investments, including repurchase agreements, at cost	$337,447,187	$225,212,041	$1,363,911,581	$167,043,854
Affiliated investments, at cost	$1,920,855	$3,219,350	$17,959,263	—
Foreign currency, at cost	$8,476	$542,255	$199,574	$27
Premiums received on written options	$2,372,127	—	—	—
Securities loaned, at value	$1,881,630	$3,639,703	$17,316,417	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$3,542,097	$7,059,552	$215,077,435	$120,389,418
Shares outstanding	324,416	790,410	15,755,755	10,112,822
Net asset value, offering price and redemption price per share	$10.92	$8.93	$13.65	$11.90
Series II
Net assets	$259,219,662	$34,925,329	$110,730,118	$14,592,635
Shares outstanding	23,841,992	3,909,389	8,152,630	1,237,425
Net asset value, offering price and redemption price per share	$10.87	$8.93	$13.58	$11.79
Series NAV
Net assets	$90,722,923	$167,742,457	$1,149,174,582	$29,263,194
Shares outstanding	8,329,953	18,811,008	84,625,642	2,464,243
Net asset value, offering price and redemption price per share	$10.89	$8.92	$13.58	$11.88
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Unaffiliated investments, at value	$1,508,702,662	$595,365,158	$181,825,042	$271,223,516
Affiliated investments, at value	—	—	5,562,323	—
Repurchase agreements, at value	1,474,000	921,000	—	—
Total investments, at value	1,510,176,662	596,286,158	187,387,365	271,223,516
Cash	971	98	717,780	—
Foreign currency, at value	26	—	117,875	—
Dividends and interest receivable	771,810	456,685	317,975	136,457
Receivable for fund shares sold	186,136	4,374,303	1,994,457	165,100
Receivable for investments sold	—	642,221	1,112,304	696,143
Receivable for securities lending income	—	—	6,779	—
Other assets	46,122	22,686	8,367	9,570
Total assets	1,511,181,727	601,782,151	191,662,902	272,230,786
Liabilities
Payable for investments purchased	—	6,798,341	1,057,861	722
Payable for fund shares repurchased	519,898	713,585	51,292	14,229
Payable upon return of securities loaned	—	—	5,552,349	—
Payable to affiliates
Accounting and legal services fees	32,161	12,769	4,141	6,345
Trustees' fees	1,337	631	204	238
Other liabilities and accrued expenses	223,880	101,049	62,302	53,706
Total liabilities	777,276	7,626,375	6,728,149	75,240
Net assets	$1,510,404,451	$594,155,776	$184,934,753	$272,155,546
Net assets consist of
Paid-in capital	$1,273,459,277	$578,253,707	$200,649,341	$211,327,248
Accumulated distributable earnings (accumulated loss)	236,945,174	15,902,069	(15,714,588)	60,828,298
Net assets	$1,510,404,451	$594,155,776	$184,934,753	$272,155,546
Unaffiliated investments, including repurchase agreements, at cost	$1,411,316,195	$593,188,352	$204,454,837	$230,541,392
Affiliated investments, at cost	—	—	$5,562,046	—
Foreign currency, at cost	$26	—	$117,352	—
Securities loaned, at value	—	—	$5,286,696	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$121,726,758	$366,068,170	$115,337,122	$99,209,019
Shares outstanding	6,199,191	20,909,642	6,277,965	4,337,169
Net asset value, offering price and redemption price per share	$19.64	$17.51	$18.37	$22.87
Series II
Net assets	$41,402,435	$149,523,769	$31,419,258	$66,238,831
Shares outstanding	2,113,696	8,479,912	1,717,440	3,147,068
Net asset value, offering price and redemption price per share	$19.59	$17.63	$18.29	$21.05
Series NAV
Net assets	$1,347,275,258	$78,563,837	$38,178,373	$106,707,696
Shares outstanding	68,238,303	4,486,081	2,080,613	4,594,548
Net asset value, offering price and redemption price per share	$19.74	$17.51	$18.35	$23.22
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	International Equity Index Trust	International Growth Stock Trust	International Small Company Trust	International Value Trust
Unaffiliated investments, at value	$668,697,914	$58,703,170	$112,838,073	$298,367,813
Affiliated investments, at value	13,368,043	—	9,037,157	4,153,152
Total investments, at value	682,065,957	58,703,170	121,875,230	302,520,965
Receivable for futures variation margin	—	—	160	—
Cash	—	—	1,002,533	1,576,640
Foreign currency, at value	7,413,151	137,237	194,297	9,561
Collateral held at broker for futures contracts	884,161	—	20,135	—
Interfund lending receivable	5,000,000	—	—	—
Dividends and interest receivable	1,635,644	761,495	241,448	1,209,039
Receivable for fund shares sold	—	—	13,407	30,266
Receivable for investments sold	1,173,127	1,406,674	279,732	277,586
Receivable for securities lending income	22,339	—	18,626	—
Receivable from affiliates	15,891	—	—	—
Other assets	20,584	12,064	5,928	24,240
Total assets	698,230,854	61,020,640	123,651,496	305,648,297
Liabilities
Payable for futures variation margin	13,139	—	—	—
Due to custodian	5,014,026	1,104,736	—	—
Foreign capital gains tax payable	48,803	—	—	11,212
Payable for investments purchased	1,094,138	623,820	735,980	105,743
Payable for fund shares repurchased	1,747,375	634,078	38,005	62,121
Payable upon return of securities loaned	12,348,669	—	9,043,584	4,139,809
Payable to affiliates
Accounting and legal services fees	15,326	5,142	2,481	3,541
Trustees' fees	560	318	129	675
Other liabilities and accrued expenses	147,856	69,000	40,417	121,606
Total liabilities	20,429,892	2,437,094	9,860,596	4,444,707
Net assets	$677,800,962	$58,583,546	$113,790,900	$301,203,590
Net assets consist of
Paid-in capital	$597,289,971	$34,787,651	$125,384,359	$333,643,338
Accumulated distributable earnings (accumulated loss)	80,510,991	23,795,895	(11,593,459)	(32,439,748)
Net assets	$677,800,962	$58,583,546	$113,790,900	$301,203,590
Unaffiliated investments, including repurchase agreements, at cost	$580,330,670	$64,188,918	$129,409,518	$323,850,097
Affiliated investments, at cost	$13,706,204	—	$9,038,274	$4,152,972
Foreign currency, at cost	$7,602,592	$138,888	$193,689	$9,563
Securities loaned, at value	$11,588,054	—	$8,402,004	$3,823,560
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$333,565,854	$3,270,995	$25,373,122	$84,412,001
Shares outstanding	21,610,078	216,207	2,021,598	7,127,313
Net asset value, offering price and redemption price per share	$15.44	$15.13	$12.55	$11.84
Series II
Net assets	$13,700,666	$14,913,670	$14,175,177	$50,223,824
Shares outstanding	886,309	985,011	1,132,912	4,243,858
Net asset value, offering price and redemption price per share	$15.46	$15.14	$12.51	$11.83
Series NAV
Net assets	$330,534,442	$40,398,881	$74,242,601	$166,567,765
Shares outstanding	21,421,361	2,669,405	5,909,625	14,176,904
Net asset value, offering price and redemption price per share	$15.43	$15.13	$12.56	$11.75
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio
Unaffiliated investments, at value	$5,450,192	—	$1,240	$54
Affiliated investments, at value	26,001,001	$901,001,695	180,314,678	5,770,144,979
Total investments, at value	31,451,193	901,001,695	180,315,918	5,770,145,033
Dividends and interest receivable	—	—	—	74,899
Receivable for fund shares sold	—	57,158	64,337	190,287
Receivable for investments sold	5,534	20,846	—	1,868,874
Receivable for securities lending income	98	—	—	—
Receivable from affiliates	377	—	121	—
Other assets	2,509	2,469	2,470	767,975
Total assets	31,459,711	901,082,168	180,382,846	5,773,047,068
Liabilities
Payable for investments purchased	12,170	—	54,875	—
Payable for fund shares repurchased	4,268	65,430	6,822	1,975,484
Payable upon return of securities loaned	552,900	—	—	—
Payable to affiliates
Accounting and legal services fees	704	20,326	4,200	129,735
Trustees' fees	52	796	167	3,731
Other liabilities and accrued expenses	17,070	35,174	18,426	79,367
Total liabilities	587,164	121,726	84,490	2,188,317
Net assets	$30,872,547	$900,960,442	$180,298,356	$5,770,858,751
Net assets consist of
Paid-in capital	$30,275,921	$892,116,551	$185,840,585	$5,539,066,723
Accumulated distributable earnings (accumulated loss)	596,626	8,843,891	(5,542,229)	231,792,028
Net assets	$30,872,547	$900,960,442	$180,298,356	$5,770,858,751
Unaffiliated investments, including repurchase agreements, at cost	$5,547,918	—	$1,240	$54
Affiliated investments, at cost	$27,112,619	$918,888,858	$187,747,839	$5,808,161,542
Securities loaned, at value	$537,852	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$3,182,914	$31,673,523	$11,367,889	$206,751,698
Shares outstanding	240,645	2,302,594	897,056	13,910,791
Net asset value, offering price and redemption price per share	$13.23	$13.76	$12.67	$14.86
Series II
Net assets	$16,837,063	$780,729,229	$164,307,836	$5,224,790,612
Shares outstanding	1,272,996	56,638,079	12,948,407	351,090,884
Net asset value, offering price and redemption price per share	$13.23	$13.78	$12.69	$14.88
Series NAV
Net assets	$10,852,570	$88,557,690	$4,622,631	$339,316,441
Shares outstanding	820,803	6,444,077	365,094	22,843,610
Net asset value, offering price and redemption price per share	$13.22	$13.74	$12.66	$14.85
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Lifestyle Moderate Portfolio	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust
Unaffiliated investments, at value	$535	$1,268,135,814	$646,679,886	$652,828,327
Affiliated investments, at value	280,016,750	41,656,466	39,050,234	23,595,533
Repurchase agreements, at value	—	1,818,000	23,600,000	—
Total investments, at value	280,017,285	1,311,610,280	709,330,120	676,423,860
Receivable for futures variation margin	—	188,078	—	—
Cash	—	567	84,362	—
Foreign currency, at value	—	—	—	4,780
Collateral held at broker for futures contracts	—	1,805,000	—	—
Dividends and interest receivable	—	1,466,718	248,896	1,126,857
Receivable for fund shares sold	6,673	—	1,514,321	—
Receivable for investments sold	32,254	—	628,147	185,861
Receivable for securities lending income	—	12,438	13,901	12,045
Other assets	2,469	28,746	126,961	22,421
Total assets	280,058,681	1,315,111,827	711,946,708	677,775,824
Liabilities
Payable for investments purchased	—	1,360,481	2,686,133	4,076,154
Payable for fund shares repurchased	34,956	3,577,492	569,752	1,191,209
Payable upon return of securities loaned	—	41,665,816	39,066,629	23,609,795
Payable to affiliates
Accounting and legal services fees	6,236	28,991	14,761	14,747
Trustees' fees	269	948	576	631
Other liabilities and accrued expenses	21,265	199,484	129,901	101,937
Total liabilities	62,726	46,833,212	42,467,752	28,994,473
Net assets	$279,995,955	$1,268,278,615	$669,478,956	$648,781,351
Net assets consist of
Paid-in capital	$281,093,884	$1,094,471,856	$512,295,332	$591,127,648
Accumulated distributable earnings (accumulated loss)	(1,097,929)	173,806,759	157,183,624	57,653,703
Net assets	$279,995,955	$1,268,278,615	$669,478,956	$648,781,351
Unaffiliated investments, including repurchase agreements, at cost	$535	$1,219,185,830	$626,463,440	$675,760,200
Affiliated investments, at cost	$287,403,952	$41,654,808	$39,047,853	$23,593,752
Foreign currency, at cost	—	—	—	$4,815
Securities loaned, at value	—	$40,804,331	$38,155,485	$22,962,389
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$10,427,338	$1,028,602,196	$142,378,248	$241,078,887
Shares outstanding	779,321	54,638,328	9,018,049	25,443,970
Net asset value, offering price and redemption price per share	$13.38	$18.83	$15.79	$9.47
Series II
Net assets	$247,092,382	$65,722,495	$73,445,272	$48,407,459
Shares outstanding	18,428,605	3,508,276	4,953,802	5,103,093
Net asset value, offering price and redemption price per share	$13.41	$18.73	$14.83	$9.49
Series NAV
Net assets	$22,476,235	$173,953,924	$453,655,436	$359,295,005
Shares outstanding	1,680,465	9,241,782	28,346,306	38,152,656
Net asset value, offering price and redemption price per share	$13.38	$18.82	$16.00	$9.42
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Index Trust
Unaffiliated investments, at value	$139,827,804	$301,295,339	$675,259,643	$513,931,120
Affiliated investments, at value	165,019	—	56,515,024	34,202,762
Repurchase agreements, at value	—	—	35,177,000	6,509,000
Total investments, at value	139,992,823	301,295,339	766,951,667	554,642,882
Unrealized appreciation on forward foreign currency contracts	71,225	—	—	—
Receivable for futures variation margin	—	—	—	98,969
Cash	55,601	—	265	44
Foreign currency, at value	16,265	—	623,258	—
Collateral held at broker for futures contracts	—	—	—	1,345,250
Dividends and interest receivable	517,248	1,796,522	140,244	922,258
Receivable for fund shares sold	4,586,793	—	53,680	35,201
Receivable for investments sold	—	1,190,667	2,324,519	—
Receivable for securities lending income	348	—	14,323	34,389
Other assets	6,668	11,809	18,741	16,233
Total assets	145,246,971	304,294,337	770,126,697	557,095,226
Liabilities
Unrealized depreciation on forward foreign currency contracts	14,115	—	—	—
Payable for investments purchased	948,654	865,173	2,675,162	178,033
Payable for fund shares repurchased	—	319,308	3,194,131	1,587,892
Payable upon return of securities loaned	165,880	—	56,523,976	34,172,627
Payable to affiliates
Accounting and legal services fees	3,162	7,303	14,684	11,903
Trustees' fees	156	365	526	449
Other liabilities and accrued expenses	35,013	58,094	125,424	85,148
Total liabilities	1,166,980	1,250,243	62,533,903	36,036,052
Net assets	$144,079,991	$303,044,094	$707,592,794	$521,059,174
Net assets consist of
Paid-in capital	$139,621,624	$304,089,686	$592,277,577	$416,490,417
Accumulated distributable earnings (accumulated loss)	4,458,367	(1,045,592)	115,315,217	104,568,757
Net assets	$144,079,991	$303,044,094	$707,592,794	$521,059,174
Unaffiliated investments, including repurchase agreements, at cost	$142,071,359	$308,378,900	$728,301,278	$470,660,469
Affiliated investments, at cost	$165,005	—	$56,511,812	$34,204,278
Foreign currency, at cost	$16,205	—	$611,240	—
Securities loaned, at value	$161,971	—	$55,055,172	$33,232,749
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$144,079,991	$63,525,069	$594,387,123	$365,107,830
Shares outstanding	24,941,666	3,392,696	23,037,082	27,325,567
Net asset value, offering price and redemption price per share	$5.78	$18.72	$25.80	$13.36
Series II
Net assets	—	$35,344,984	$49,488,411	$32,208,614
Shares outstanding	—	1,888,350	2,013,429	2,423,982
Net asset value, offering price and redemption price per share	—	$18.72	$24.58	$13.29
Series NAV
Net assets	—	$204,174,041	$63,717,260	$123,742,730
Shares outstanding	—	10,969,081	2,441,179	9,251,210
Net asset value, offering price and redemption price per share	—	$18.61	$26.10	$13.38
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust
Unaffiliated investments, at value	$126,834,987	$253,873,538	$476,048,331	$121,607,202
Affiliated investments, at value	1,451,499	22,967,988	4,751,553	5,486,087
Repurchase agreements, at value	—	2,200,000	10,700,000	—
Total investments, at value	128,286,486	279,041,526	491,499,884	127,093,289
Cash	—	46,143	7,499	228,757
Foreign currency, at value	—	11	45	—
Interfund lending receivable	—	—	—	5,000,000
Dividends and interest receivable	104,767	195,148	860,148	191,996
Receivable for fund shares sold	146,629	—	—	1,358
Receivable for investments sold	—	245,124	—	—
Receivable for securities lending income	1,004	9,090	22,987	6,475
Other assets	7,791	49,824	17,907	9,206
Total assets	128,546,677	279,586,866	492,408,470	132,531,081
Liabilities
Due to custodian	250	—	—	—
Payable for investments purchased	625,865	261,289	45,975	—
Payable for fund shares repurchased	6,445	584,140	1,557,735	14,755
Payable upon return of securities loaned	1,452,523	22,983,477	4,757,731	5,488,346
Payable to affiliates
Accounting and legal services fees	2,834	2,596	10,858	183
Trustees' fees	189	332	520	237
Other liabilities and accrued expenses	44,128	62,690	83,188	42,554
Total liabilities	2,132,234	23,894,524	6,456,007	5,546,075
Net assets	$126,414,443	$255,692,342	$485,952,463	$126,985,006
Net assets consist of
Paid-in capital	$120,029,814	$179,957,621	$428,599,689	$45,940,452
Accumulated distributable earnings (accumulated loss)	6,384,629	75,734,721	57,352,774	81,044,554
Net assets	$126,414,443	$255,692,342	$485,952,463	$126,985,006
Unaffiliated investments, including repurchase agreements, at cost	$132,041,007	$266,954,255	$458,387,016	$112,532,744
Affiliated investments, at cost	$1,451,422	$22,966,611	$4,751,302	$5,485,822
Foreign currency, at cost	—	$11	$45	—
Securities loaned, at value	$1,415,458	$22,390,335	$4,519,467	$5,282,334
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$74,352,543	$81,211,507	$211,483,475	$50,076,244
Shares outstanding	3,323,256	8,944,208	13,556,318	3,013,304
Net asset value, offering price and redemption price per share	$22.37	$9.08	$15.60	$16.62
Series II
Net assets	$29,220,654	$27,896,399	$25,186,885	$40,844,164
Shares outstanding	1,333,598	3,240,574	1,624,855	2,514,085
Net asset value, offering price and redemption price per share	$21.91	$8.61	$15.50	$16.25
Series NAV
Net assets	$22,841,246	$146,584,436	$249,282,103	$36,064,598
Shares outstanding	1,027,575	15,951,247	16,038,369	2,176,493
Net asset value, offering price and redemption price per share	$22.23	$9.19	$15.54	$16.57
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Unaffiliated investments, at value	$9,252,204,118	$661,989,768	$245,530,930
Affiliated investments, at value	105,166,728	8,863,993	9,102,067
Repurchase agreements, at value	17,715,000	2,741,000	—
Total investments, at value	9,375,085,846	673,594,761	254,632,997
Unrealized appreciation on forward foreign currency contracts	—	—	988,014
Receivable for futures variation margin	1,198,188	79,065	—
Cash	4,234,633	108,662	—
Foreign currency, at value	7,210,800	92,907	3,559
Collateral held at broker for futures contracts	33,622,218	1,021,550	—
Dividends and interest receivable	17,621,042	796,309	689,061
Receivable for fund shares sold	—	84,148	—
Receivable for investments sold	22,806	—	655,617
Receivable for securities lending income	149,353	12,953	12,423
Other assets	286,354	21,704	10,718
Total assets	9,439,431,240	675,812,059	256,992,389
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	45,118
Payable for investments purchased	4,758,471	21,307	868,697
Payable for fund shares repurchased	120,763	4,188,042	1,974,115
Payable upon return of securities loaned	105,285,532	8,868,929	9,119,416
Payable to affiliates
Accounting and legal services fees	209,084	15,152	5,510
Trustees' fees	8,443	556	268
Other liabilities and accrued expenses	1,652,132	107,969	66,596
Total liabilities	112,034,425	13,201,955	12,079,720
Net assets	$9,327,396,815	$662,610,104	$244,912,669
Net assets consist of
Paid-in capital	$6,287,796,611	$339,760,137	$233,748,219
Accumulated distributable earnings (accumulated loss)	3,039,600,204	322,849,967	11,164,450
Net assets	$9,327,396,815	$662,610,104	$244,912,669
Unaffiliated investments, including repurchase agreements, at cost	$6,679,698,543	$395,557,803	$238,901,922
Affiliated investments, at cost	$105,159,737	$8,863,686	$9,101,564
Foreign currency, at cost	$7,201,435	$99,350	$3,530
Securities loaned, at value	$100,425,156	$8,660,453	$8,801,993
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	—	$488,129,655	$203,802,540
Shares outstanding	—	24,145,102	14,788,332
Net asset value, offering price and redemption price per share	—	$20.22	$13.78
Series II
Net assets	—	$37,439,587	$12,796,434
Shares outstanding	—	1,858,815	938,641
Net asset value, offering price and redemption price per share	—	$20.14	$13.63
Series NAV
Net assets	$9,327,396,815	$137,040,862	$28,313,695
Shares outstanding	544,445,222	6,780,352	2,057,374
Net asset value, offering price and redemption price per share	$17.13	$20.21	$13.76
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Dividends	$108,195,188	$27,125,480	$1,950,048	$5,892,210
Interest	2,817,068	—	—	—
Securities lending	63,901	—	—	—
Total investment income	111,076,157	27,125,480	1,950,048	5,892,210
Expenses
Investment management fees	24,230,834	—	—	—
Distribution and service fees	1,819,887	10,032,788	1,495,089	6,065,051
Accounting and legal services fees	786,044	221,262	33,099	133,243
Trustees' fees	81,508	23,719	3,591	14,327
Custodian fees	663,878	13,415	13,215	13,293
Printing and postage	157,580	83,487	16,870	41,418
Professional fees	123,501	45,326	23,846	32,879
Other	122,670	22,113	8,806	16,010
Total expenses	27,985,902	10,442,110	1,594,516	6,316,221
Less expense reductions	(13,023,225)	(763,238)	(157,052)	(675,887)
Net expenses	14,962,677	9,678,872	1,437,464	5,640,334
Net investment income	96,113,480	17,446,608	512,584	251,876
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	104,754,374	96,291,959	6,237,752	71,707,357
Affiliated investments	(2,386)	—	—	—
Capital gain distributions received from unaffiliated investments	—	64,174,923	15,344,421	89,470,706
Futures contracts	(5,752,625)	—	—	—
	98,999,363	160,466,882	21,582,173	161,178,063
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(421,498,162)	(244,606,302)	(40,202,614)	(154,061,935)
Affiliated investments	760	—	—	—
Futures contracts	(11,588,893)	—	—	—
	(433,086,295)	(244,606,302)	(40,202,614)	(154,061,935)
Net realized and unrealized gain (loss)	(334,086,932)	(84,139,420)	(18,620,441)	7,116,128
Increase (decrease) in net assets from operations	$(237,973,452)	$(66,692,812)	$(18,107,857)	$7,368,004
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Dividends	$16,594,814	$9,827,698	$14,806,773	$7,467,664
Interest	—	—	158,832	79,324
Securities lending	—	—	202,228	243,113
Non-cash dividends	—	—	—	1,439,314
Less foreign taxes withheld	—	—	(23,340)	(266,738)
Total investment income	16,594,814	9,827,698	15,144,493	8,962,677
Expenses
Investment management fees	—	—	14,406,988	6,752,792
Distribution and service fees	6,449,558	3,506,367	514,953	273,263
Accounting and legal services fees	157,549	77,359	290,063	134,207
Trustees' fees	16,868	8,391	29,259	16,242
Custodian fees	13,266	13,309	258,734	139,274
Printing and postage	63,747	24,408	74,856	37,697
Professional fees	35,611	26,451	72,969	57,596
Other	17,673	12,020	51,623	47,426
Total expenses	6,754,272	3,668,305	15,699,445	7,458,497
Less expense reductions	(484,855)	(113,072)	(682,102)	(80,332)
Net expenses	6,269,417	3,555,233	15,017,343	7,378,165
Net investment income	10,325,397	6,272,465	127,150	1,584,512
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	65,673,552	25,212,102	294,723,879	335,037,155
Affiliated investments	—	—	(122)	785
Capital gain distributions received from unaffiliated investments	72,253,166	24,542,930	—	—
	137,926,718	49,755,032	294,723,757	335,037,940
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(157,839,835)	(126,860,842)	(285,981,487)	(274,306,910)
Affiliated investments	—	—	2,157	2,441
	(157,839,835)	(126,860,842)	(285,979,330)	(274,304,469)
Net realized and unrealized gain (loss)	(19,913,117)	(77,105,810)	8,744,427	60,733,471
Increase (decrease) in net assets from operations	$(9,587,720)	$(70,833,345)	$8,871,577	$62,317,983
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Dividends	$8,450,661	$23,343,627	$49,065,620	$4,965,453
Interest	4,116,155	148,125	1,137,400	124,520
Securities lending	48,076	579,808	261,664	42,668
Less foreign taxes withheld	(25,604)	(2,661,305)	(491,533)	(172,331)
Total investment income	12,589,288	21,410,255	49,973,151	4,960,310
Expenses
Investment management fees	3,165,586	6,577,291	12,367,570	1,704,898
Distribution and service fees	732,564	112,705	456,251	125,161
Accounting and legal services fees	58,332	98,562	257,003	33,283
Trustees' fees	6,145	11,328	27,545	3,564
Custodian fees	63,457	520,113	230,112	52,442
Printing and postage	20,479	64,882	60,855	17,764
Professional fees	59,656	97,560	87,609	45,903
Other	19,209	42,836	68,090	17,270
Total expenses	4,125,428	7,525,277	13,555,035	2,000,285
Less expense reductions	(160,545)	(57,785)	(563,263)	(18,554)
Net expenses	3,964,883	7,467,492	12,991,772	1,981,731
Net investment income	8,624,405	13,942,763	36,981,379	2,978,579
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	25,729,380	19,174,119	142,406,825	11,249,709
Affiliated investments	(1,279)	(185)	(28,039)	(183)
Futures contracts	—	(5,271,320)	—	—
Forward foreign currency contracts	—	—	—	2,632,081
Written options	91,487	—	—	—
	25,819,588	13,902,614	142,378,786	13,881,607
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(36,762,173)	(123,353,979)	(331,061,079)	(45,836,522)
Affiliated investments	165	1,200	1,128	(1)
Futures contracts	—	(16,100)	—	—
Forward foreign currency contracts	—	—	—	(89,644)
Written options	3,992,926	—	—	—
	(32,769,082)	(123,368,879)	(331,059,951)	(45,926,167)
Net realized and unrealized gain (loss)	(6,949,494)	(109,466,265)	(188,681,165)	(32,044,560)
Increase (decrease) in net assets from operations	$1,674,911	$(95,523,502)	$(151,699,786)	$(29,065,981)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Dividends	$20,424,312	$14,379,114	$6,370,465	$2,485,697
Interest	620,080	179,683	336,428	40,531
Securities lending	—	—	115,107	—
Less foreign taxes withheld	(223,949)	(200,030)	(423,107)	(29,148)
Total investment income	20,820,443	14,358,767	6,398,893	2,497,080
Expenses
Investment management fees	12,504,766	4,897,977	1,830,012	3,162,425
Distribution and service fees	209,360	696,372	168,561	248,600
Accounting and legal services fees	273,755	110,957	32,773	45,449
Trustees' fees	29,551	12,105	3,583	4,674
Custodian fees	243,703	104,358	112,754	53,917
Printing and postage	62,069	29,761	17,825	19,485
Professional fees	66,488	49,184	60,834	56,996
Other	51,568	27,566	15,384	17,280
Total expenses	13,441,260	5,928,280	2,241,726	3,608,826
Less expense reductions	(153,817)	(84,564)	(57,928)	(188,245)
Net expenses	13,287,443	5,843,716	2,183,798	3,420,581
Net investment income (loss)	7,533,000	8,515,051	4,215,095	(923,501)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	135,341,265	10,381,454	19,934,712	23,226,067
Affiliated investments	—	—	697	—
	135,341,265	10,381,454	19,935,409	23,226,067
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(368,026,059)	(142,767,260)	(55,735,081)	(20,316,103)
Affiliated investments	—	—	404	—
	(368,026,059)	(142,767,260)	(55,734,677)	(20,316,103)
Net realized and unrealized gain (loss)	(232,684,794)	(132,385,806)	(35,799,268)	2,909,964
Increase (decrease) in net assets from operations	$(225,151,794)	$(123,870,755)	$(31,584,173)	$1,986,463
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	International Equity Index Trust	International Growth Stock Trust	International Small Company Trust	International Value Trust
Dividends	$24,318,288	$9,821,463	$3,772,841	$22,784,150
Interest	228,854	241,487	16,969	447,266
Securities lending	317,382	—	285,603	396,372
Income distributions received from affiliated investments	42,620	—	—	—
Less foreign taxes withheld	(2,189,008)	(840,849)	(298,580)	(2,041,504)
Total investment income	22,718,136	9,222,101	3,776,833	21,586,284
Expenses
Investment management fees	4,132,408	2,825,650	1,339,599	6,103,344
Distribution and service fees	239,551	47,549	62,435	204,823
Accounting and legal services fees	113,725	51,980	20,557	106,377
Trustees' fees	12,281	5,900	2,246	12,706
Custodian fees	332,875	163,941	94,314	252,850
Printing and postage	45,281	31,304	15,480	34,641
Professional fees	91,443	74,559	63,050	84,443
Other	42,374	20,039	15,117	35,348
Total expenses	5,009,938	3,220,922	1,612,798	6,834,532
Less expense reductions	(2,126,987)	(29,735)	(11,720)	(63,799)
Net expenses	2,882,951	3,191,187	1,601,078	6,770,733
Net investment income	19,835,185	6,030,914	2,175,755	14,815,551
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(743,022)	30,060,852	11,368,567	11,512,822
Affiliated investments	(940)	—	(1,651)	(3,280)
Futures contracts	(3,262,858)	—	(146,862)	—
	(4,006,820)	30,060,852	11,220,054	11,509,542
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(128,215,696)	(90,018,248)	(42,540,933)	(134,721,228)
Affiliated investments	(473,234)	—	481	1,336
Futures contracts	(1,009,171)	—	(18,239)	—
	(129,698,101)	(90,018,248)	(42,558,691)	(134,719,892)
Net realized and unrealized gain (loss)	(133,704,921)	(59,957,396)	(31,338,637)	(123,210,350)
Decrease in net assets from operations	$(113,869,736)	$(53,926,482)	$(29,162,882)	$(108,394,799)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio
Dividends	$120,625	—	—	—
Interest	586	—	$82	$7
Securities lending	477	—	—	—
Income distributions received from affiliated investments	465,143	$22,015,931	4,713,741	128,965,292
Less foreign taxes withheld	—	—	—	(77,228)
Total investment income	586,831	22,015,931	4,713,823	128,888,071
Expenses
Investment management fees	35,921	415,475	71,847	2,724,487
Distribution and service fees	50,356	2,237,095	416,496	15,266,458
Accounting and legal services fees	4,827	150,877	27,228	1,000,705
Trustees' fees	483	16,099	2,810	107,076
Custodian fees	19,471	19,475	19,471	22,024
Printing and postage	22,006	59,476	26,813	211,672
Professional fees	30,610	49,143	35,675	146,956
Other	7,116	15,528	8,514	61,574
Total expenses	170,790	2,963,168	608,854	19,540,952
Less expense reductions	(71,610)	(50,499)	(57,491)	(332,295)
Net expenses	99,180	2,912,669	551,363	19,208,657
Net investment income	487,651	19,103,262	4,162,460	109,679,414
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	292,571	22	—	(8,148)
Affiliated investments	571,082	7,760,915	1,355,006	93,986,208
Capital gain distributions received from affiliated investments	1,179,554	21,021,640	1,482,835	194,042,624
	2,043,207	28,782,577	2,837,841	288,020,684
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,006,936)	—	—	(220,911)
Affiliated investments	(4,621,526)	(92,259,918)	(10,763,148)	(782,878,856)
	(5,628,462)	(92,259,918)	(10,763,148)	(783,099,767)
Net realized and unrealized gain (loss)	(3,585,255)	(63,477,341)	(7,925,307)	(495,079,083)
Decrease in net assets from operations	$(3,097,604)	$(44,374,079)	$(3,762,847)	$(385,399,669)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Lifestyle Moderate Portfolio	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust
Dividends	—	$23,666,089	$3,356,067	$12,889,382
Interest	$23	562,207	359,476	1,028,376
Securities lending	—	401,230	323,636	149,102
Income distributions received from affiliated investments	7,106,225	—	—	—
Less foreign taxes withheld	—	(12,333)	(28,230)	(169,021)
Total investment income	7,106,248	24,617,193	4,010,949	13,897,839
Expenses
Investment management fees	127,976	7,102,710	6,484,538	7,347,925
Distribution and service fees	703,972	823,777	300,145	293,381
Accounting and legal services fees	46,459	226,540	105,926	115,357
Trustees' fees	4,947	24,136	11,711	12,412
Custodian fees	19,476	223,661	109,678	106,083
Printing and postage	31,691	69,830	32,334	32,007
Professional fees	37,794	49,769	76,081	54,180
Other	9,537	41,593	33,784	29,379
Total expenses	981,852	8,562,016	7,154,197	7,990,724
Less expense reductions	(41,031)	(1,642,749)	(64,619)	(415,505)
Net expenses	940,821	6,919,267	7,089,578	7,575,219
Net investment income (loss)	6,165,427	17,697,926	(3,078,629)	6,322,620
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	14	121,384,989	117,894,857	88,164,112
Affiliated investments	1,988,163	1,963	(9,982)	(14,295)
Capital gain distributions received from affiliated investments	5,174,813	—	—	—
Futures contracts	—	(3,586,524)	—	—
	7,162,990	117,800,428	117,884,875	88,149,817
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	(298,387,649)	(108,680,518)	(171,820,478)
Affiliated investments	(24,682,765)	3,833	4,141	4,785
Futures contracts	—	(1,178,613)	—	—
	(24,682,765)	(299,562,429)	(108,676,377)	(171,815,693)
Net realized and unrealized gain (loss)	(17,519,775)	(181,762,001)	9,208,498	(83,665,876)
Increase (decrease) in net assets from operations	$(11,354,348)	$(164,064,075)	$6,129,869	$(77,343,256)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Index Trust
Dividends	$3,352,995	$10,226,787	$5,145,258	$7,946,950
Interest	556,427	16,568	641,243	334,374
Securities lending	11,988	1,012	309,679	866,014
Non-cash dividends	—	—	—	537,965
Less foreign taxes withheld	(76,138)	—	(167,370)	(1,990)
Total investment income	3,845,272	10,244,367	5,928,810	9,683,313
Expenses
Investment management fees	1,576,661	2,378,632	8,374,726	2,981,660
Distribution and service fees	82,118	134,509	498,200	316,364
Accounting and legal services fees	24,552	50,928	120,547	92,608
Trustees' fees	2,603	5,563	12,610	9,744
Custodian fees	36,528	48,097	164,111	85,473
Printing and postage	14,493	26,242	29,040	26,384
Professional fees	56,297	60,191	65,283	51,022
Other	13,586	26,161	28,046	24,985
Total expenses	1,806,838	2,730,323	9,292,563	3,588,240
Less expense reductions	(13,628)	(28,154)	(382,586)	(361,984)
Net expenses	1,793,210	2,702,169	8,909,977	3,226,256
Net investment income (loss)	2,052,062	7,542,198	(2,981,167)	6,457,057
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,986,258	1,720,772	139,180,341	58,283,524
Affiliated investments	(566)	159	(5,209)	(2,873)
Futures contracts	—	—	—	(3,409,883)
Forward foreign currency contracts	688,996	—	—	—
	6,674,688	1,720,931	139,175,132	54,870,768
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(22,733,897)	(21,369,344)	(142,752,883)	(132,709,007)
Affiliated investments	(4)	10	3,995	4,580
Futures contracts	—	—	—	(566,309)
Forward foreign currency contracts	433,993	—	—	—
	(22,299,908)	(21,369,334)	(142,748,888)	(133,270,736)
Net realized and unrealized gain (loss)	(15,625,220)	(19,648,403)	(3,573,756)	(78,399,968)
Decrease in net assets from operations	$(13,573,158)	$(12,106,205)	$(6,554,923)	$(71,942,911)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust
Dividends	$2,038,529	$1,756,145	$9,654,646	$4,021,656
Interest	17,993	167,340	292,399	71,445
Securities lending	42,537	233,012	301,967	78,375
Non-cash dividends	—	—	690,098	—
Less foreign taxes withheld	(4,305)	—	(50,197)	(5,270)
Total investment income	2,094,754	2,156,497	10,888,913	4,166,206
Expenses
Investment management fees	1,551,537	4,388,929	6,113,072	2,700,429
Distribution and service fees	137,869	131,254	217,472	157,473
Accounting and legal services fees	23,494	61,966	90,347	36,047
Trustees' fees	2,594	7,130	9,843	4,385
Custodian fees	44,165	62,635	83,126	39,086
Printing and postage	27,857	34,556	43,499	17,802
Professional fees	57,449	57,256	46,881	41,320
Other	15,206	22,121	24,436	16,730
Total expenses	1,860,171	4,765,847	6,628,676	3,013,272
Less expense reductions	(281,688)	(36,520)	(50,363)	(161,387)
Net expenses	1,578,483	4,729,327	6,578,313	2,851,885
Net investment income (loss)	516,271	(2,572,830)	4,310,600	1,314,321
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,537,459	89,619,319	34,334,298	73,808,974
Affiliated investments	(17)	(6,320)	(9,021)	(324)
Capital gain distributions received from unaffiliated investments	45	—	—	—
	11,537,487	89,612,999	34,325,277	73,808,650
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(32,011,010)	(86,659,670)	(105,379,427)	(91,215,130)
Affiliated investments	342	6,532	3,955	526
	(32,010,668)	(86,653,138)	(105,375,472)	(91,214,604)
Net realized and unrealized gain (loss)	(20,473,181)	2,959,861	(71,050,195)	(17,405,954)
Increase (decrease) in net assets from operations	$(19,956,910)	$387,031	$(66,739,595)	$(16,091,633)
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Dividends	$259,357,220	$16,509,706	$10,669,105
Interest	4,328,143	234,682	65,036
Securities lending	2,302,612	314,265	167,302
Less foreign taxes withheld	(9,588,374)	(4,199)	(711,861)
Total investment income	256,399,601	17,054,454	10,189,582
Expenses
Investment management fees	67,263,729	3,666,019	2,242,216
Distribution and service fees	—	395,751	147,666
Accounting and legal services fees	1,615,035	114,772	40,612
Trustees' fees	174,014	11,965	4,438
Custodian fees	2,063,574	107,467	72,341
Printing and postage	183,473	28,597	19,222
Professional fees	246,712	81,730	46,836
Other	286,855	32,935	18,953
Total expenses	71,833,392	4,439,236	2,592,284
Less expense reductions	(14,020,908)	(602,689)	(22,535)
Net expenses	57,812,484	3,836,547	2,569,749
Net investment income	198,587,117	13,217,907	7,619,833
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	508,921,167	52,477,644	3,459,112
Affiliated investments	(22,305)	(1,088)	(1,595)
Futures contracts	(21,493,408)	(1,428,877)	—
Forward foreign currency contracts	318,458	—	1,615,888
	487,723,912	51,047,679	5,073,405
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,484,399,097)	(102,679,179)	(11,415,177)
Affiliated investments	14,828	2,144	665
Futures contracts	(15,742,093)	(667,821)	—
Forward foreign currency contracts	—	—	1,414,801
	(1,500,126,362)	(103,344,856)	(9,999,711)
Net realized and unrealized gain (loss)	(1,012,402,450)	(52,297,177)	(4,926,306)
Increase (decrease) in net assets from operations	$(813,815,333)	$(39,079,270)	$2,693,527
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	500 Index Trust		American Asset Allocation Trust		American Global Growth Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$96,113,480	$80,592,934	$17,446,608	$16,742,135	$512,584	$531,836
Net realized gain	98,999,363	81,095,672	160,466,882	168,520,141	21,582,173	15,318,867
Change in net unrealized appreciation (depreciation)	(433,086,295)	754,766,802	(244,606,302)	42,794,004	(40,202,614)	44,945,407
Increase (decrease) in net assets resulting from operations	(237,973,452)	916,455,408	(66,692,812)	228,056,280	(18,107,857)	60,796,110
Distributions to shareholders
From net investment income and net realized gain
Series I	(96,446,931)	—	(37,094,123)	—	(1,304,551)	—
Series II	(1,967,758)	—	(135,931,134)	—	(10,470,770)	—
Series III	—	—	(17,307,702)	—	(2,004,048)	—
Series NAV	(55,749,685)	—	—	—	—	—
From net investment income
Series I	—	(50,237,884)	—	(3,119,843)	—	(44,244)
Series II	—	(1,038,063)	—	(11,602,021)	—	(310,006)
Series III	—	—	—	(2,021,337)	—	(181,872)
Series NAV	—	(31,099,737)	—	—	—	—
From net realized gain
Series I	—	(36,670,871)	—	(18,095,058)	—	(1,399,135)
Series II	—	(860,796)	—	(75,646,811)	—	(14,878,042)
Series III	—	—	—	(9,246,593)	—	(2,653,646)
Series NAV	—	(22,276,788)	—	—	—	—
Total distributions	(154,164,374)	(142,184,139)	(190,332,959)	(119,731,663)	(13,779,369)	(19,466,945)
From portfolio share transactions
Portfolio share transactions	104,978,193	92,436,534	3,661,772	(56,327,680)	(15,585,016)	(14,886,166)
Total from portfolio share transactions	104,978,193	92,436,534	3,661,772	(56,327,680)	(15,585,016)	(14,886,166)
Total increase (decrease)	(287,159,633)	866,707,803	(253,363,999)	51,996,937	(47,472,242)	26,442,999
Net assets
Beginning of year	5,100,940,255	4,234,232,452	1,565,454,164	1,513,457,227	235,698,901	209,255,902
End of year	$4,813,780,622	$5,100,940,255	$1,312,090,165	$1,565,454,164	$188,226,659	$235,698,901
Undistributed net investment income (loss)	(a)	$15,899,558	(a)	—	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	American Growth Trust		American Growth-Income Trust		American International Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$251,876	$845,287	$10,325,397	$10,687,817	$6,272,465	$4,109,475
Net realized gain	161,178,063	183,512,793	137,926,718	143,340,151	49,755,032	29,810,518
Change in net unrealized appreciation (depreciation)	(154,061,935)	37,851,598	(157,839,835)	60,711,416	(126,860,842)	110,883,816
Increase (decrease) in net assets resulting from operations	7,368,004	222,209,678	(9,587,720)	214,739,384	(70,833,345)	144,803,809
Distributions to shareholders
From net investment income and net realized gain
Series I	(24,448,793)	—	(36,528,322)	—	(8,815,800)	—
Series II	(117,644,443)	—	(74,188,272)	—	(21,863,259)	—
Series III	(17,250,396)	—	(29,153,712)	—	(2,724,207)	—
From net investment income
Series I	—	(148,800)	—	(2,569,572)	—	(1,057,181)
Series II	—	(245,882)	—	(5,199,747)	—	(2,559,908)
Series III	—	(458,610)	—	(2,918,264)	—	(494,193)
From net realized gain
Series I	—	(19,100,069)	—	(43,488,589)	—	(6,216,485)
Series II	—	(103,900,669)	—	(97,827,138)	—	(19,687,723)
Series III	—	(14,914,085)	—	(37,045,157)	—	(2,269,910)
Total distributions	(159,343,632)	(138,768,115)	(139,870,306)	(189,048,467)	(33,403,266)	(32,285,400)
From portfolio share transactions
Portfolio share transactions	14,489,918	(28,373,669)	(21,262,782)	15,834,360	2,030,572	(51,957,873)
Total from portfolio share transactions	14,489,918	(28,373,669)	(21,262,782)	15,834,360	2,030,572	(51,957,873)
Total increase (decrease)	(137,485,710)	55,067,894	(170,720,808)	41,525,277	(102,206,039)	60,560,536
Net assets
Beginning of year	915,515,263	860,447,369	1,091,454,851	1,049,929,574	556,057,454	495,496,918
End of year	$778,029,553	$915,515,263	$920,734,043	$1,091,454,851	$453,851,415	$556,057,454
Undistributed net investment income (loss)	(a)	—	(a)	$1,241	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$127,150	$66,904	$1,584,512	$591,464	$8,624,405	$3,909,453
Net realized gain	294,723,757	245,131,242	335,037,940	181,344,048	25,819,588	28,809,448
Change in net unrealized appreciation (depreciation)	(285,979,330)	281,482,180	(274,304,469)	133,591,288	(32,769,082)	22,960,507
Increase in net assets resulting from operations	8,871,577	526,680,326	62,317,983	315,526,800	1,674,911	55,679,408
Distributions to shareholders
From net investment income and net realized gain
Series I	(45,000,576)	—	(34,533,277)	—	(353,881)	—
Series II	(18,775,426)	—	(12,302,518)	—	(26,736,705)	—
Series NAV	(180,422,157)	—	(134,623,861)	—	(8,985,496)	—
From net investment income
Series I	—	(217,581)	—	(113,563)	—	(66,461)
Series II	—	—	—	—	—	(3,784,485)
Series NAV	—	(1,423,590)	—	(784,148)	—	(1,335,413)
From net realized gain
Series I	—	(20,230,047)	—	(15,083,689)	—	(213,521)
Series II	—	(8,643,768)	—	(5,463,530)	—	(14,510,816)
Series NAV	—	(84,309,487)	—	(62,702,734)	—	(4,192,317)
Total distributions	(244,198,159)	(114,824,473)	(181,459,656)	(84,147,664)	(36,076,082)	(24,103,013)
From portfolio share transactions
Portfolio share transactions	361,743,502	(181,380,061)	(429,476,747)	(115,010,987)	(13,137,689)	(12,815,434)
Total from portfolio share transactions	361,743,502	(181,380,061)	(429,476,747)	(115,010,987)	(13,137,689)	(12,815,434)
Total increase (decrease)	126,416,920	230,475,792	(548,618,420)	116,368,149	(47,538,860)	18,760,961
Net assets
Beginning of year	1,797,794,686	1,567,318,894	1,056,211,930	939,843,781	401,023,542	382,262,581
End of year	$1,924,211,606	$1,797,794,686	$507,593,510	$1,056,211,930	$353,484,682	$401,023,542
Undistributed net investment income (loss)	(a)	$848,652	(a)	$574,490	(a)	$779,809
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Emerging Markets Value Trust		Equity Income Trust		Financial Industries Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$13,942,763	$10,986,202	$36,981,379	$34,316,558	$2,978,579	$2,645,902
Net realized gain	13,902,614	16,274,627	142,378,786	217,645,310	13,881,607	17,905,569
Change in net unrealized appreciation (depreciation)	(123,368,879)	159,689,536	(331,059,951)	21,219,135	(45,926,167)	10,348,166
Increase (decrease) in net assets resulting from operations	(95,523,502)	186,950,365	(151,699,786)	273,181,003	(29,065,981)	30,899,637
Distributions to shareholders
From net investment income and net realized gain
Series I	(203,834)	—	(35,387,946)	—	(11,548,344)	—
Series II	(972,210)	—	(17,867,247)	—	(1,380,871)	—
Series NAV	(12,956,345)	—	(189,358,614)	—	(3,468,287)	—
From net investment income
Series I	—	(96,719)	—	(6,022,798)	—	(1,904,984)
Series II	—	(363,278)	—	(2,913,401)	—	(191,125)
Series NAV	—	(11,295,801)	—	(31,304,587)	—	(551,791)
From net realized gain
Series I	—	—	—	(20,110,375)	—	—
Series II	—	—	—	(10,730,984)	—	—
Series NAV	—	—	—	(102,776,609)	—	—
Total distributions	(14,132,389)	(11,755,798)	(242,613,807)	(173,858,754)	(16,397,502)	(2,647,900)
From portfolio share transactions
Portfolio share transactions	(460,663,363)	(103,786,875)	55,746,238	(105,091,541)	(26,942,109)	(301,813)
Issued in reorganization	—	98,043,952	—	—	—	—
Total from portfolio share transactions	(460,663,363)	(5,742,923)	55,746,238	(105,091,541)	(26,942,109)	(301,813)
Total increase (decrease)	(570,319,254)	169,451,644	(338,567,355)	(5,769,292)	(72,405,592)	27,949,924
Net assets
Beginning of year	780,046,592	610,594,948	1,813,549,490	1,819,318,782	236,650,839	208,700,915
End of year	$209,727,338	$780,046,592	$1,474,982,135	$1,813,549,490	$164,245,247	$236,650,839
Undistributed net investment income (loss)	(a)	$1,640,095	(a)	$6,447,195	(a)	$587,134
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust		Global Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$7,533,000	$8,758,132	$8,515,051	$9,408,566	$4,215,095	$4,642,504
Net realized gain	135,341,265	233,629,010	10,381,454	47,235,599	19,935,409	13,948,906
Change in net unrealized appreciation (depreciation)	(368,026,059)	183,524,671	(142,767,260)	75,323,601	(55,734,677)	22,111,503
Increase (decrease) in net assets resulting from operations	(225,151,794)	425,911,813	(123,870,755)	131,967,766	(31,584,173)	40,702,913
Distributions to shareholders
From net investment income and net realized gain
Series I	(20,848,216)	—	(4,999,282)	—	(2,430,516)	—
Series II	(6,656,385)	—	(1,596,365)	—	(599,388)	—
Series NAV	(215,556,814)	—	(1,083,382)	—	(845,314)	—
From net investment income
Series I	—	(1,202,611)	—	(8,382,268)	—	(2,689,000)
Series II	—	(284,403)	—	(2,862,570)	—	(727,926)
Series NAV	—	(12,084,646)	—	(1,463,195)	—	(894,353)
From net realized gain
Series I	—	(3,879,397)	—	—	—	—
Series II	—	(1,232,604)	—	—	—	—
Series NAV	—	(36,510,131)	—	—	—	—
Total distributions	(243,061,415)	(55,193,792)	(7,679,029)	(12,708,033)	(3,875,218)	(4,311,279)
From portfolio share transactions
Portfolio share transactions	89,996,859	(80,125,535)	(96,564,549)	(127,452,531)	(19,812,148)	(22,838,324)
Total from portfolio share transactions	89,996,859	(80,125,535)	(96,564,549)	(127,452,531)	(19,812,148)	(22,838,324)
Total increase (decrease)	(378,216,350)	290,592,486	(228,114,333)	(8,192,798)	(55,271,539)	13,553,310
Net assets
Beginning of year	1,888,620,801	1,598,028,315	822,270,109	830,462,907	240,206,292	226,652,982
End of year	$1,510,404,451	$1,888,620,801	$594,155,776	$822,270,109	$184,934,753	$240,206,292
Undistributed net investment income (loss)	(a)	$2,999,124	(a)	$1,688,371	(a)	$415,919
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Health Sciences Trust		International Equity Index Trust		International Growth Stock Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income (loss)	$(923,501)	$(984,626)	$19,835,185	$16,378,230	$6,030,914	$5,408,459
Net realized gain (loss)	23,226,067	29,394,795	(4,006,820)	5,300,995	30,060,852	11,601,306
Change in net unrealized appreciation (depreciation)	(20,316,103)	39,123,571	(129,698,101)	142,430,565	(90,018,248)	59,254,311
Increase (decrease) in net assets resulting from operations	1,986,463	67,533,740	(113,869,736)	164,109,790	(53,926,482)	76,264,076
Distributions to shareholders
From net investment income and net realized gain
Series I	(10,687,991)	—	(9,239,922)	—	(168,911)	—
Series II	(7,954,981)	—	(357,309)	—	(775,169)	—
Series NAV	(11,302,052)	—	(9,027,492)	—	(16,067,371)	—
From net investment income
Series I	—	—	—	(7,957,482)	—	(79,484)
Series II	—	—	—	(339,214)	—	(226,945)
Series NAV	—	—	—	(7,640,403)	—	(5,064,621)
From net realized gain
Series I	—	(10,647,055)	—	—	—	—
Series II	—	(8,100,368)	—	—	—	—
Series NAV	—	(10,244,857)	—	—	—	—
Total distributions	(29,945,024)	(28,992,280)	(18,624,723)	(15,937,099)	(17,011,451)	(5,371,050)
From portfolio share transactions
Portfolio share transactions	10,737,925	(10,017,522)	16,022,552	57,339,289	(266,060,647)	(47,575,717)
Total from portfolio share transactions	10,737,925	(10,017,522)	16,022,552	57,339,289	(266,060,647)	(47,575,717)
Total increase (decrease)	(17,220,636)	28,523,938	(116,471,907)	205,511,980	(336,998,580)	23,317,309
Net assets
Beginning of year	289,376,182	260,852,244	794,272,869	588,760,889	395,582,126	372,264,817
End of year	$272,155,546	$289,376,182	$677,800,962	$794,272,869	$58,583,546	$395,582,126
Undistributed net investment income (loss)	(a)	(762,323)	(a)	$2,030,804	(a)	$1,052,276
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	International Small Company Trust		International Value Trust		Lifestyle Aggressive Portfolio
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$2,175,755	$1,812,056	$14,815,551	$16,242,319	$487,651	$420,157
Net realized gain (loss)	11,220,054	6,534,331	11,509,542	(6,477,363)	2,043,207	751,940
Change in net unrealized appreciation (depreciation)	(42,558,691)	25,034,226	(134,719,892)	129,941,314	(5,628,462)	4,295,721
Increase (decrease) in net assets resulting from operations	(29,162,882)	33,380,613	(108,394,799)	139,706,270	(3,097,604)	5,467,818
Distributions to shareholders
From net investment income and net realized gain
Series I	(403,717)	—	(2,437,477)	—	(144,670)	—
Series II	(221,699)	—	(1,334,620)	—	(730,794)	—
Series NAV	(1,109,264)	—	(10,868,676)	—	(462,338)	—
From net investment income
Series I	—	(487,758)	—	(2,014,386)	—	(55,574)
Series II	—	(238,151)	—	(1,136,690)	—	(266,257)
Series NAV	—	(1,220,666)	—	(12,607,799)	—	(105,306)
From net realized gain
Series I	—	—	—	—	—	(49,295)
Series II	—	—	—	—	—	(268,463)
Series NAV	—	—	—	—	—	(76,485)
Total distributions	(1,734,680)	(1,946,575)	(14,640,773)	(15,758,875)	(1,337,802)	(821,380)
From portfolio share transactions
Portfolio share transactions	(7,546,145)	13,012,394	(444,124,900)	(114,758,629)	5,373,081	745,186
Total from portfolio share transactions	(7,546,145)	13,012,394	(444,124,900)	(114,758,629)	5,373,081	745,186
Total increase (decrease)	(38,443,707)	44,446,432	(567,160,472)	9,188,766	937,675	5,391,624
Net assets
Beginning of year	152,234,607	107,788,175	868,364,062	859,175,296	29,934,872	24,543,248
End of year	$113,790,900	$152,234,607	$301,203,590	$868,364,062	$30,872,547	$29,934,872
Undistributed net investment income (loss)	(a)	$259,630	(a)	$1,157,627	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Lifestyle Balanced Portfolio		Lifestyle Conservative Portfolio		Lifestyle Growth Portfolio
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$19,103,262	$20,757,965	$4,162,460	$4,177,946	$109,679,414	$114,555,502
Net realized gain	28,782,577	15,396,710	2,837,841	1,559,793	288,020,684	82,241,921
Change in net unrealized appreciation (depreciation)	(92,259,918)	82,247,229	(10,763,148)	6,436,995	(783,099,767)	370,331,549
Increase (decrease) in net assets resulting from operations	(44,374,079)	118,401,904	(3,762,847)	12,174,734	(385,399,669)	567,128,972
Distributions to shareholders
From net investment income and net realized gain
Series I	(1,318,402)	—	(401,543)	—	(7,670,067)	—
Series II	(30,973,400)	—	(5,386,825)	—	(185,395,170)	—
Series NAV	(3,604,990)	—	(160,078)	—	(12,574,560)	—
From net investment income
Series I	—	(736,104)	—	(288,552)	—	(4,343,771)
Series II	—	(18,240,259)	—	(3,795,719)	—	(103,903,503)
Series NAV	—	(1,806,109)	—	(93,885)	—	(6,374,876)
From net realized gain
Series I	—	(341,340)	—	(56,282)	—	(988,613)
Series II	—	(10,244,363)	—	(971,750)	—	(29,465,322)
Series NAV	—	(835,256)	—	(19,083)	—	(1,298,448)
Total distributions	(35,896,792)	(32,203,431)	(5,948,446)	(5,225,271)	(205,639,797)	(146,374,533)
From portfolio share transactions
Portfolio share transactions	(78,708,262)	(29,107,051)	8,897,087	(15,683,459)	(682,324,326)	(226,170,657)
Issued in reorganization	—	—	—	—	—	3,758,623,840
Total from portfolio share transactions	(78,708,262)	(29,107,051)	8,897,087	(15,683,459)	(682,324,326)	3,532,453,183
Total increase (decrease)	(158,979,133)	57,091,422	(814,206)	(8,733,996)	(1,273,363,792)	3,953,207,622
Net assets
Beginning of year	1,059,939,575	1,002,848,153	181,112,562	189,846,558	7,044,222,543	3,091,014,921
End of year	$900,960,442	$1,059,939,575	$180,298,356	$181,112,562	$5,770,858,751	$7,044,222,543
Undistributed net investment income (loss)	(a)	—	(a)	—	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Lifestyle Moderate Portfolio		Mid Cap Index Trust		Mid Cap Stock Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income (loss)	$6,165,427	$6,744,563	$17,697,926	$12,294,127	$(3,078,629)	$(1,139,697)
Net realized gain	7,162,990	4,376,068	117,800,428	101,128,592	117,884,875	83,135,583
Change in net unrealized appreciation (depreciation)	(24,682,765)	20,531,482	(299,562,429)	60,604,295	(108,676,377)	99,060,893
Increase (decrease) in net assets resulting from operations	(11,354,348)	31,652,113	(164,064,075)	174,027,014	6,129,869	181,056,779
Distributions to shareholders
From net investment income and net realized gain
Series I	(413,074)	—	(96,803,108)	—	(17,803,498)	—
Series II	(9,650,323)	—	(6,120,461)	—	(9,612,149)	—
Series NAV	(886,233)	—	(16,124,818)	—	(54,076,091)	—
From net investment income
Series I	—	(245,131)	—	(5,018,773)	—	—
Series II	—	(6,048,209)	—	(205,316)	—	—
Series NAV	—	(451,348)	—	(934,380)	—	—
From net realized gain
Series I	—	(100,514)	—	(51,397,616)	—	(3,363,937)
Series II	—	(2,688,828)	—	(4,033,971)	—	(1,826,795)
Series NAV	—	(158,144)	—	(9,808,440)	—	(10,001,394)
Total distributions	(10,949,630)	(9,692,174)	(119,048,387)	(71,398,496)	(81,491,738)	(15,192,126)
From portfolio share transactions
Portfolio share transactions	(23,294,161)	(15,651,196)	(13,540,240)	312,755,450	(123,589,869)	(90,461,536)
Issued in reorganization	—	—	—	143,260,440	117,164,941	—
Total from portfolio share transactions	(23,294,161)	(15,651,196)	(13,540,240)	456,015,890	(6,424,928)	(90,461,536)
Total increase (decrease)	(45,598,139)	6,308,743	(296,652,702)	558,644,408	(81,786,797)	75,403,117
Net assets
Beginning of year	325,594,094	319,285,351	1,564,931,317	1,006,286,909	751,265,753	675,862,636
End of year	$279,995,955	$325,594,094	$1,268,278,615	$1,564,931,317	$669,478,956	$751,265,753
Undistributed net investment income (loss)	(a)	—	(a)	$8,810,211	(a)	$2,537
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Mid Value Trust		Mutual Shares Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$6,322,620	$7,911,723	$2,052,062	$3,365,155	$7,542,198	$8,025,013
Net realized gain	88,149,817	61,698,345	6,674,688	4,827,480	1,720,931	3,322,134
Change in net unrealized appreciation (depreciation)	(171,815,693)	18,853,899	(22,299,908)	5,666,073	(21,369,334)	11,824,455
Increase (decrease) in net assets resulting from operations	(77,343,256)	88,463,967	(13,573,158)	13,858,708	(12,106,205)	23,171,602
Distributions to shareholders
From net investment income and net realized gain
Series I	(25,535,120)	—	(7,903,924)	—	(1,149,604)	—
Series II	(4,849,765)	—	—	—	(642,687)	—
Series NAV	(36,730,149)	—	—	—	(3,860,388)	—
From net investment income
Series I	—	(3,082,439)	—	(9,718,237)	—	(405,805)
Series II	—	(480,629)	—	—	—	(164,996)
Series NAV	—	(4,434,591)	—	—	—	(1,429,264)
From net realized gain
Series I	—	(29,423,775)	—	(70,600,306)	—	—
Series II	—	(5,730,075)	—	—	—	—
Series NAV	—	(39,606,222)	—	—	—	—
Total distributions	(67,115,034)	(82,757,731)	(7,903,924)	(80,318,543)	(5,652,679)	(2,000,065)
From portfolio share transactions
Portfolio share transactions	(15,049,510)	(27,713,133)	(6,247,402)	65,572,225	(54,705,472)	(48,290,212)
Total from portfolio share transactions	(15,049,510)	(27,713,133)	(6,247,402)	65,572,225	(54,705,472)	(48,290,212)
Total decrease	(159,507,800)	(22,006,897)	(27,724,484)	(887,610)	(72,464,356)	(27,118,675)
Net assets
Beginning of year	808,289,151	830,296,048	171,804,475	172,692,085	375,508,450	402,627,125
End of year	$648,781,351	$808,289,151	$144,079,991	$171,804,475	$303,044,094	$375,508,450
Undistributed net investment income (loss)	(a)	$2,535,913	(a)	$681,365	(a)	$6,017,829
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Science & Technology Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income (loss)	$(2,981,167)	$(2,252,877)	$6,457,057	$5,449,203	$516,271	$603,425
Net realized gain	139,175,132	122,975,570	54,870,768	36,220,930	11,537,487	31,345,235
Change in net unrealized appreciation (depreciation)	(142,748,888)	88,162,609	(133,270,736)	34,588,182	(32,010,668)	(8,173,166)
Increase (decrease) in net assets resulting from operations	(6,554,923)	208,885,302	(71,942,911)	76,258,315	(19,956,910)	23,775,494
Distributions to shareholders
From net investment income and net realized gain
Series I	(100,139,529)	—	(29,449,790)	—	(18,595,326)	—
Series II	(8,849,761)	—	(2,574,895)	—	(7,252,928)	—
Series NAV	(8,540,805)	—	(10,576,282)	—	(5,661,864)	—
From net investment income
Series I	—	(285,913)	—	(1,763,127)	—	(390,162)
Series II	—	—	—	(103,478)	—	(89,170)
Series NAV	—	(36,789)	—	(633,630)	—	(406,439)
From net realized gain
Series I	—	(30,584,172)	—	(15,737,544)	—	(6,093,046)
Series II	—	(2,909,292)	—	(1,669,507)	—	(2,462,740)
Series NAV	—	(2,333,847)	—	(5,048,159)	—	(5,731,524)
Total distributions	(117,530,095)	(36,150,013)	(42,600,967)	(24,955,445)	(31,510,118)	(15,173,081)
From portfolio share transactions
Portfolio share transactions	112,934,891	44,824,122	40,100,277	19,142,689	13,612,120	(66,958,824)
Total from portfolio share transactions	112,934,891	44,824,122	40,100,277	19,142,689	13,612,120	(66,958,824)
Total increase (decrease)	(11,150,127)	217,559,411	(74,443,601)	70,445,559	(37,854,908)	(58,356,411)
Net assets
Beginning of year	718,742,921	501,183,510	595,502,775	525,057,216	164,269,351	222,625,762
End of year	$707,592,794	$718,742,921	$521,059,174	$595,502,775	$126,414,443	$164,269,351
Undistributed net investment income (loss)	(a)	—	(a)	$4,079,107	(a)	$557,162
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Small Cap Stock Trust		Small Cap Value Trust		Small Company Value Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income (loss)	$(2,572,830)	$(2,351,654)	$4,310,600	$7,343,047	$1,314,321	$922,771
Net realized gain	89,612,999	54,205,040	34,325,277	72,134,571	73,808,650	25,115,714
Change in net unrealized appreciation (depreciation)	(86,653,138)	41,502,530	(105,375,472)	(58,011,911)	(91,214,604)	4,418,846
Increase (decrease) in net assets resulting from operations	387,031	93,355,916	(66,739,595)	21,465,707	(16,091,633)	30,457,331
Distributions to shareholders
From net investment income and net realized gain
Series I	(5,990,614)	—	(34,552,668)	—	(5,549,331)	—
Series II	(2,077,120)	—	(3,960,641)	—	(4,516,985)	—
Series NAV	(19,233,760)	—	(37,445,107)	—	(15,022,981)	—
From net investment income
Series I	—	—	—	(2,955,084)	—	(152,092)
Series II	—	—	—	(260,740)	—	(112,022)
Series NAV	—	—	—	(2,921,524)	—	(389,504)
From net realized gain
Series I	—	—	—	(25,056,557)	—	(9,266,354)
Series II	—	—	—	(2,771,723)	—	(7,832,590)
Series NAV	—	—	—	(22,872,719)	—	(23,018,333)
Total distributions	(27,301,494)	—	(75,958,416)	(56,838,347)	(25,089,297)	(40,770,895)
From portfolio share transactions
Portfolio share transactions	(172,415,424)	(12,319,560)	(27,755,015)	(34,929,434)	(130,114,484)	23,020,348
Total from portfolio share transactions	(172,415,424)	(12,319,560)	(27,755,015)	(34,929,434)	(130,114,484)	23,020,348
Total increase (decrease)	(199,329,887)	81,036,356	(170,453,026)	(70,302,074)	(171,295,414)	12,706,784
Net assets
Beginning of year	455,022,229	373,985,873	656,405,489	726,707,563	298,280,420	285,573,636
End of year	$255,692,342	$455,022,229	$485,952,463	$656,405,489	$126,985,006	$298,280,420
Undistributed net investment income (loss)	(a)	—	(a)	$2,468,144	(a)	$983,925
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Strategic Equity Allocation Trust		Total Stock Market Index Trust		Utilities Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$198,587,117	$196,248,353	$13,217,907	$10,982,549	$7,619,833	$9,427,564
Net realized gain (loss)	487,723,912	433,847,457	51,047,679	23,672,957	5,073,405	(1,824,119)
Change in net unrealized appreciation (depreciation)	(1,500,126,362)	1,610,418,888	(103,344,856)	104,335,889	(9,999,711)	37,552,860
Increase (decrease) in net assets resulting from operations	(813,815,333)	2,240,514,698	(39,079,270)	138,991,395	2,693,527	45,156,305
Distributions to shareholders
From net investment income and net realized gain
Series I	—	—	(24,586,134)	—	(7,169,332)	—
Series II	—	—	(1,789,708)	—	(410,078)	—
Series NAV	(624,373,603)	—	(6,697,785)	—	(978,131)	—
From net investment income
Series I	—	—	—	(7,583,755)	—	(6,613,452)
Series II	—	—	—	(498,940)	—	(332,651)
Series NAV	—	(200,197,264)	—	(2,123,881)	—	(736,759)
From net realized gain
Series I	—	—	—	(11,771,833)	—	—
Series II	—	—	—	(895,191)	—	—
Series NAV	—	(161,560,775)	—	(3,091,590)	—	—
Total distributions	(624,373,603)	(361,758,039)	(33,073,627)	(25,965,190)	(8,557,541)	(7,682,862)
From portfolio share transactions
Portfolio share transactions	(718,996,401)	(1,511,628,464)	(59,448,994)	(26,644,107)	(54,576,409)	(52,155,945)
Issued in reorganization	—	—	—	66,577,976	—	—
Total from portfolio share transactions	(718,996,401)	(1,511,628,464)	(59,448,994)	39,933,869	(54,576,409)	(52,155,945)
Total increase (decrease)	(2,157,185,337)	367,128,195	(131,601,891)	152,960,074	(60,440,423)	(14,682,502)
Net assets
Beginning of year	11,484,582,152	11,117,453,957	794,211,995	641,251,921	305,353,092	320,035,594
End of year	$9,327,396,815	$11,484,582,152	$662,610,104	$794,211,995	$244,912,669	$305,353,092
Undistributed net investment income (loss)	(a)	$38,357,161	(a)	$2,830,954	(a)	$3,510,262
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
Series I
12-31-2018	32.20	0.60	(2.02)	(1.42)	(0.44)	(0.53)	(0.97)	29.81	(4.69)	0.55	0.30	1.81	3,026	4
12-31-2017	27.29	0.50	5.31	5.81	(0.52)	(0.38)	(0.90)	32.20	21.52	0.55	0.30	1.69	3,135	3
12-31-2016	25.26	0.50	2.40	2.90	(0.45)	(0.42)	(0.87)	27.29	11.59	0.54	0.30	1.91	2,529	4 [3]
12-31-2015	25.68	0.48	(0.20)	0.28	(0.44)	(0.26)	(0.70)	25.26	1.10	0.54	0.30	1.85	2,024	4
12-31-2014	23.34	0.42	2.68	3.10	(0.39)	(0.37)	(0.76)	25.68	13.33	0.54	0.30	1.71	1,880	2
Series II
12-31-2018	32.22	0.53	(2.01)	(1.48)	(0.38)	(0.53)	(0.91)	29.83	(4.88)	0.75	0.50	1.61	66	4
12-31-2017	27.31	0.45	5.30	5.75	(0.46)	(0.38)	(0.84)	32.22	21.28	0.75	0.50	1.50	74	3
12-31-2016	25.29	0.45	2.39	2.84	(0.40)	(0.42)	(0.82)	27.31	11.37	0.74	0.50	1.72	64	4 [3]
12-31-2015	25.71	0.42	(0.20)	0.22	(0.38)	(0.26)	(0.64)	25.29	0.86	0.74	0.50	1.64	51	4
12-31-2014	23.36	0.37	2.69	3.06	(0.34)	(0.37)	(0.71)	25.71	13.15	0.74	0.50	1.51	55	2
Series NAV
12-31-2018	32.19	0.61	(2.01)	(1.40)	(0.46)	(0.53)	(0.99)	29.80	(4.65)	0.50	0.25	1.86	1,721	4
12-31-2017	27.29	0.52	5.29	5.81	(0.53)	(0.38)	(0.91)	32.19	21.54	0.50	0.25	1.75	1,892	3
12-31-2016	25.26	0.51	2.40	2.91	(0.46)	(0.42)	(0.88)	27.29	11.64	0.49	0.25	1.96	1,641	4 [3]
12-31-2015	25.68	0.49	(0.20)	0.29	(0.45)	(0.26)	(0.71)	25.26	1.15	0.49	0.25	1.89	1,442	4
12-31-2014	23.33	0.43	2.69	3.12	(0.40)	(0.37)	(0.77)	25.68	13.43	0.49	0.25	1.76	1,530	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
American Asset Allocation Trust
Series I
12-31-2018	14.29	0.18 [3]	(0.76)	(0.58)	(0.16)	(1.71)	(1.87)	11.84	(4.91)	0.63 [4]	0.62 [4]	1.27 [3]	262	6
12-31-2017	13.36	0.17 [3]	1.89	2.06	(0.16)	(0.97)	(1.13)	14.29	15.79	0.63 [4]	0.62 [4]	1.17 [3]	283	6
12-31-2016	14.21	0.18 [3]	1.06	1.24	(0.17)	(1.92)	(2.09)	13.36	8.99	0.61 [4,5]	0.60 [4,5]	1.29 [3]	244	4
12-31-2015	15.75	0.20 [3]	(0.10)	0.10	(0.19)	(1.45)	(1.64)	14.21	1.06	0.62 [4]	0.61 [4]	1.27 [3]	220	9
12-31-2014	15.22	0.17 [3]	0.60	0.77	(0.17)	(0.07)	(0.24)	15.75	5.05	0.62 [4]	0.61 [4]	1.11 [3]	227	7
Series II
12-31-2018	14.30	0.15 [3]	(0.75)	(0.60)	(0.15)	(1.71)	(1.86)	11.84	(5.06)	0.78 [4]	0.71 [4]	1.11 [3]	934	6
12-31-2017	13.37	0.14 [3]	1.91	2.05	(0.15)	(0.97)	(1.12)	14.30	15.69	0.78 [4]	0.71 [4]	1.00 [3]	1,141	6
12-31-2016	14.21	0.15 [3]	1.08	1.23	(0.15)	(1.92)	(2.07)	13.37	8.92	0.76 [4,5]	0.72 [4,5]	1.08 [3]	1,133	4
12-31-2015	15.75	0.16 [3]	(0.09)	0.07	(0.16)	(1.45)	(1.61)	14.21	0.91	0.77 [4]	0.76 [4]	1.05 [3]	1,168	9
12-31-2014	15.22	0.14 [3]	0.61	0.75	(0.15)	(0.07)	(0.22)	15.75	4.89	0.77 [4]	0.76 [4]	0.90 [3]	1,320	7
Series III
12-31-2018	14.30	0.22 [3]	(0.76)	(0.54)	(0.21)	(1.71)	(1.92)	11.84	(4.62)	0.28 [4]	0.27 [4]	1.56 [3]	116	6
12-31-2017	13.36	0.21 [3]	1.91	2.12	(0.21)	(0.97)	(1.18)	14.30	16.25	0.28 [4]	0.27 [4]	1.45 [3]	141	6
12-31-2016	14.20	0.22 [3]	1.08	1.30	(0.22)	(1.92)	(2.14)	13.36	9.43	0.26 [4,5]	0.25 [4,5]	1.55 [3]	137	4
12-31-2015	15.75	0.24 [3]	(0.10)	0.14	(0.24)	(1.45)	(1.69)	14.20	1.34	0.27 [4]	0.26 [4]	1.56 [3]	138	9
12-31-2014	15.22	0.21 [3]	0.61	0.82	(0.22)	(0.07)	(0.29)	15.75	5.40	0.27 [4]	0.26 [4]	1.37 [3]	156	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Global Growth Trust
Series I
12-31-2018	16.10	0.05 [3]	(1.43)	(1.38)	(0.04)	(1.00)	(1.04)	13.68	(9.37)	0.64 [4]	0.64 [4]	0.29 [3]	17	11
12-31-2017	13.43	0.05 [3]	4.00	4.05	(0.04)	(1.34)	(1.38)	16.10	30.91	0.65 [4]	0.64 [4]	0.33 [3]	19	9
12-31-2016	15.38	0.10 [3]	(0.01)	0.09	(0.08)	(1.96)	(2.04)	13.43	0.28	0.64 [4]	0.60 [4]	0.69 [3]	13	14
12-31-2015	15.86	0.14 [3]	0.87	1.01	(0.39)	(1.10)	(1.49)	15.38	6.64	0.64 [4]	0.55 [4]	0.88 [3]	12	17
12-31-2014	15.68	0.15 [3]	0.16	0.31	(0.13)	—	(0.13)	15.86	1.96	0.63 [4]	0.58 [4]	0.97 [3]	8	13
Series II
12-31-2018	16.06	0.03 [3]	(1.42)	(1.39)	(0.03)	(1.00)	(1.03)	13.64	(9.46)	0.79 [4]	0.71 [4]	0.16 [3]	144	11
12-31-2017	13.39	0.03 [3]	4.01	4.04	(0.03)	(1.34)	(1.37)	16.06	30.92	0.80 [4]	0.71 [4]	0.16 [3]	185	9
12-31-2016	15.35	0.06 [3]	—	0.06	(0.06)	(1.96)	(2.02)	13.39	0.10	0.79 [4]	0.70 [4]	0.42 [3]	166	14
12-31-2015	15.83	0.09 [3]	0.90	0.99	(0.37)	(1.10)	(1.47)	15.35	6.50	0.79 [4]	0.70 [4]	0.55 [3]	193	17
12-31-2014	15.65	0.10 [3]	0.19	0.29	(0.11)	—	(0.11)	15.83	1.82	0.78 [4]	0.74 [4]	0.62 [3]	203	13
Series III
12-31-2018	16.05	0.10 [3]	(1.43)	(1.33)	(0.09)	(1.00)	(1.09)	13.63	(9.04)	0.29 [4]	0.29 [4]	0.60 [3]	27	11
12-31-2017	13.39	0.09 [3]	4.00	4.09	(0.09)	(1.34)	(1.43)	16.05	31.34	0.30 [4]	0.29 [4]	0.56 [3]	32	9
12-31-2016	15.34	0.13 [3]	0.01	0.14	(0.13)	(1.96)	(2.09)	13.39	0.63	0.29 [4]	0.24 [4]	0.90 [3]	31	14
12-31-2015	15.82	0.17 [3]	0.90	1.07	(0.45)	(1.10)	(1.55)	15.34	7.02	0.29 [4]	0.20 [4]	1.02 [3]	31	17
12-31-2014	15.64	0.18 [3]	0.18	0.36	(0.18)	—	(0.18)	15.82	2.31	0.28 [4]	0.24 [4]	1.12 [3]	36	13
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American Growth Trust
Series I
12-31-2018	20.17	0.01 [3]	0.32	0.33	—	(3.95)	(3.95)	16.55	(0.66)	0.63 [4]	0.62 [4]	0.06 [3]	121	13
12-31-2017	18.62	0.03 [3]	4.86	4.89	(0.02)	(3.32)	(3.34)	20.17	27.87	0.63 [4]	0.62 [4]	0.13 [3]	130	11
12-31-2016	24.15	0.09 [3]	1.89	1.98	(0.07)	(7.44)	(7.51)	18.62	9.08	0.62 [4]	0.62 [4]	0.41 [3]	109	12
12-31-2015	24.07	0.04 [3]	1.43	1.47	(0.06)	(1.33)	(1.39)	24.15	6.44	0.62 [4]	0.62 [4]	0.18 [3]	104	21
12-31-2014	22.44	0.20 [3]	1.63	1.83	(0.20)	—	(0.20)	24.07	8.13	0.62 [4]	0.61 [4]	0.85 [3]	118	7
Series II
12-31-2018	20.06	(0.01) [3]	0.33	0.32	—	(3.94)	(3.94)	16.44	(0.71)	0.78 [4]	0.68 [4]	(0.03) [3]	574	13
12-31-2017	18.54	0.01 [3]	4.84	4.85	(0.01)	(3.32)	(3.33)	20.06	27.74	0.78 [4]	0.68 [4]	0.04 [3]	688	11
12-31-2016	24.08	0.07 [3]	1.89	1.96	(0.06)	(7.44)	(7.50)	18.54	9.03	0.77 [4]	0.68 [4]	0.32 [3]	658	12
12-31-2015	23.99	0.02 [3]	1.42	1.44	(0.02)	(1.33)	(1.35)	24.08	6.35	0.77 [4]	0.72 [4]	0.10 [3]	707	21
12-31-2014	22.37	0.14 [3]	1.64	1.78	(0.16)	—	(0.16)	23.99	7.96	0.77 [4]	0.76 [4]	0.63 [3]	804	7
Series III
12-31-2018	20.06	0.08 [3]	0.32	0.40	(0.05)	(3.97)	(4.02)	16.44	(0.28)	0.28 [4]	0.27 [4]	0.38 [3]	83	13
12-31-2017	18.54	0.09 [3]	4.84	4.93	(0.09)	(3.32)	(3.41)	20.06	28.22	0.28 [4]	0.27 [4]	0.44 [3]	98	11
12-31-2016	24.07	0.16 [3]	1.90	2.06	(0.15)	(7.44)	(7.59)	18.54	9.48	0.27 [4]	0.27 [4]	0.75 [3]	94	12
12-31-2015	23.98	0.14 [3]	1.43	1.57	(0.15)	(1.33)	(1.48)	24.07	6.87	0.27 [4]	0.27 [4]	0.56 [3]	94	21
12-31-2014	22.36	0.26 [3]	1.64	1.90	(0.28)	—	(0.28)	23.98	8.47	0.27 [4]	0.26 [4]	1.14 [3]	106	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income Trust
Series I
12-31-2018	17.69	0.17 [3]	(0.32)	(0.15)	(0.17)	(2.34)	(2.51)	15.03	(2.18)	0.63 [4]	0.62 [4]	0.97 [3]	240	11
12-31-2017	17.58	0.18 [3]	3.37	3.55	(0.17)	(3.27)	(3.44)	17.69	22.03	0.63 [4]	0.62 [4]	1.00 [3]	275	8
12-31-2016	21.16	0.22 [3]	1.94	2.16	(0.19)	(5.55)	(5.74)	17.58	11.10	0.62 [4]	0.61 [4]	1.10 [3]	247	13
12-31-2015	24.00	0.21 [3]	(0.07)	0.14	(0.20)	(2.78)	(2.98)	21.16	1.11	0.62 [4]	0.61 [4]	0.89 [3]	240	17
12-31-2014	21.96	0.21 [3]	2.04	2.25	(0.21)	—	(0.21)	24.00	10.25	0.62 [4]	0.61 [4]	0.90 [3]	267	6
Series II
12-31-2018	17.63	0.15 [3]	(0.31)	(0.16)	(0.16)	(2.34)	(2.50)	14.97	(2.27)	0.78 [4]	0.70 [4]	0.85 [3]	492	11
12-31-2017	17.54	0.16 [3]	3.35	3.51	(0.15)	(3.27)	(3.42)	17.63	21.89	0.78 [4]	0.70 [4]	0.87 [3]	594	8
12-31-2016	21.12	0.19 [3]	1.96	2.15	(0.18)	(5.55)	(5.73)	17.54	11.06	0.77 [4]	0.69 [4]	0.97 [3]	585	13
12-31-2015	23.96	0.18 [3]	(0.07)	0.11	(0.17)	(2.78)	(2.95)	21.12	0.96	0.77 [4]	0.73 [4]	0.77 [3]	628	17
12-31-2014	21.92	0.16 [3]	2.06	2.22	(0.18)	—	(0.18)	23.96	10.12	0.77 [4]	0.76 [4]	0.68 [3]	730	6
Series III
12-31-2018	17.65	0.23 [3]	(0.32)	(0.09)	(0.23)	(2.34)	(2.57)	14.99	(1.82)	0.28 [4]	0.27 [4]	1.30 [3]	189	11
12-31-2017	17.55	0.24 [3]	3.36	3.60	(0.23)	(3.27)	(3.50)	17.65	22.39	0.28 [4]	0.27 [4]	1.30 [3]	222	8
12-31-2016	21.12	0.28 [3]	1.96	2.24	(0.26)	(5.55)	(5.81)	17.55	11.54	0.27 [4]	0.26 [4]	1.42 [3]	218	13
12-31-2015	23.96	0.29 [3]	(0.06)	0.23	(0.29)	(2.78)	(3.07)	21.12	1.46	0.27 [4]	0.26 [4]	1.24 [3]	219	17
12-31-2014	21.92	0.27 [3]	2.07	2.34	(0.30)	—	(0.30)	23.96	10.64	0.27 [4]	0.26 [4]	1.19 [3]	252	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American International Trust
Series I
12-31-2018	21.93	0.28 [3]	(3.14)	(2.86)	(0.27)	(1.13)	(1.40)	17.67	(13.46)	0.63 [4]	0.62 [4]	1.32 [3]	119	20
12-31-2017	17.71	0.19 [3]	5.34	5.53	(0.18)	(1.13)	(1.31)	21.93	31.65	0.63 [4]	0.62 [4]	0.90 [3]	132	9
12-31-2016	17.35	0.17 [3]	0.37	0.54	(0.18)	—	(0.18)	17.71	3.12	0.63 [4]	0.62 [4]	0.99 [3]	93	17
12-31-2015	18.45	0.22 [3]	(1.11)	(0.89)	(0.21)	—	(0.21)	17.35	(4.82)	0.63 [4]	0.62 [4]	1.14 [3]	98	15
12-31-2014	19.23	0.21 [3]	(0.79)	(0.58)	(0.20)	—	(0.20)	18.45	(3.05)	0.62 [4]	0.62 [4]	1.08 [3]	89	6
Series II
12-31-2018	21.92	0.24 [3]	(3.13)	(2.89)	(0.24)	(1.13)	(1.37)	17.66	(13.59)	0.78 [4]	0.75 [4]	1.11 [3]	300	20
12-31-2017	17.70	0.14 [3]	5.36	5.50	(0.15)	(1.13)	(1.28)	21.92	31.49	0.78 [4]	0.75 [4]	0.69 [3]	381	9
12-31-2016	17.34	0.14 [3]	0.37	0.51	(0.15)	—	(0.15)	17.70	2.97	0.78 [4]	0.75 [4]	0.82 [3]	361	17
12-31-2015	18.44	0.18 [3]	(1.10)	(0.92)	(0.18)	—	(0.18)	17.34	(4.98)	0.78 [4]	0.76 [4]	0.93 [3]	395	15
12-31-2014	19.21	0.15 [3]	(0.75)	(0.60)	(0.17)	—	(0.17)	18.44	(3.15)	0.77 [4]	0.77 [4]	0.79 [3]	468	6
Series III
12-31-2018	21.86	0.34 [3]	(3.14)	(2.80)	(0.34)	(1.13)	(1.47)	17.59	(13.20)	0.28 [4]	0.27 [4]	1.61 [3]	35	20
12-31-2017	17.65	0.24 [3]	5.35	5.59	(0.25)	(1.13)	(1.38)	21.86	32.12	0.28 [4]	0.27 [4]	1.16 [3]	43	9
12-31-2016	17.29	0.23 [3]	0.37	0.60	(0.24)	—	(0.24)	17.65	3.49	0.28 [4]	0.27 [4]	1.33 [3]	41	17
12-31-2015	18.40	0.27 [3]	(1.10)	(0.83)	(0.28)	—	(0.28)	17.29	(4.54)	0.28 [4]	0.27 [4]	1.44 [3]	43	15
12-31-2014	19.17	0.26 [3]	(0.77)	(0.51)	(0.26)	—	(0.26)	18.40	(2.66)	0.27 [4]	0.27 [4]	1.33 [3]	50	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
Series I
12-31-2018	34.92	(0.01)	1.32	1.31	(0.01)	(5.26)	(5.27)	30.96	1.97	0.84	0.80	(0.02)	289	35
12-31-2017	27.45	(0.01)	9.74	9.73	(0.02)	(2.24)	(2.26)	34.92	36.28	0.85	0.82	(0.02)	323	25
12-31-2016	32.45	0.02	0.17	0.19	— [3]	(5.19)	(5.19)	27.45	0.81	0.85 [4]	0.82 [4]	0.07	270	30
12-31-2015	35.88	0.01	3.48	3.49	—	(6.92)	(6.92)	32.45	11.06	0.87	0.83	0.03	311	29
12-31-2014	34.23	(0.04)	3.12	3.08	—	(1.43)	(1.43)	35.88	9.07	0.86	0.83	(0.12)	313	26
Series II
12-31-2018	34.10	(0.08)	1.31	1.23	—	(5.26)	(5.26)	30.07	1.78	1.04	1.00	(0.22)	123	35
12-31-2017	26.89	(0.07)	9.52	9.45	—	(2.24)	(2.24)	34.10	35.96	1.05	1.02	(0.22)	132	25
12-31-2016	31.95	(0.04)	0.17	0.13	—	(5.19)	(5.19)	26.89	0.62	1.05 [4]	1.01 [4]	(0.13)	115	30
12-31-2015	35.50	(0.06)	3.43	3.37	—	(6.92)	(6.92)	31.95	10.83	1.07	1.03	(0.17)	136	29
12-31-2014	33.94	(0.11)	3.10	2.99	—	(1.43)	(1.43)	35.50	8.88	1.06	1.03	(0.32)	132	26
Series NAV
12-31-2018	34.92	0.01	1.32	1.33	(0.02)	(5.26)	(5.28)	30.97	2.03	0.79	0.75	0.04	1,512	35
12-31-2017	27.45	0.01	9.74	9.75	(0.04)	(2.24)	(2.28)	34.92	36.34	0.80	0.77	0.03	1,342	25
12-31-2016	32.45	0.04	0.17	0.21	(0.02)	(5.19)	(5.21)	27.45	0.85	0.80 [4]	0.76 [4]	0.12	1,182	30
12-31-2015	35.86	0.03	3.48	3.51	—	(6.92)	(6.92)	32.45	11.13	0.82	0.78	0.08	1,260	29
12-31-2014	34.20	(0.02)	3.11	3.09	—	(1.43)	(1.43)	35.86	9.11	0.81	0.78	(0.07)	1,314	26
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
Capital Appreciation Trust
Series I
12-31-2018	14.65	0.02	0.23	0.25	(0.04)	(2.77)	(2.81)	12.09	(0.80)	0.80	0.79	0.13	169	37
12-31-2017	11.69	— [3]	4.15	4.15	(0.01)	(1.18)	(1.19)	14.65	36.53	0.80	0.79	0.03	192	47
12-31-2016	14.12	0.01	(0.14)	(0.13)	—	(2.30)	(2.30)	11.69	(1.08)	0.77 [4]	0.76 [4]	0.08	164	45
12-31-2015	15.47	— [3]	1.57	1.57	—	(2.92)	(2.92)	14.12	11.46	0.79	0.78	(0.01)	192	30
12-31-2014	15.78	— [3]	1.50	1.50	(0.01)	(1.80)	(1.81)	15.47	9.65	0.78	0.78	(0.01)	196	33
Series II
12-31-2018	14.16	(0.01)	0.24	0.23	(0.01)	(2.77)	(2.78)	11.61	(0.99)	1.00	0.99	(0.07)	58	37
12-31-2017	11.35	(0.02)	4.01	3.99	—	(1.18)	(1.18)	14.16	36.20	1.00	0.99	(0.17)	66	47
12-31-2016	13.80	(0.02)	(0.13)	(0.15)	—	(2.30)	(2.30)	11.35	(1.26)	0.97 [4]	0.96 [4]	(0.12)	58	45
12-31-2015	15.22	(0.03)	1.53	1.50	—	(2.92)	(2.92)	13.80	11.17	0.99	0.98	(0.21)	70	30
12-31-2014	15.57	(0.03)	1.48	1.45	—	(1.80)	(1.80)	15.22	9.47	0.98	0.98	(0.21)	73	33
Series NAV
12-31-2018	14.67	0.03	0.23	0.26	(0.05)	(2.77)	(2.82)	12.11	(0.72)	0.75	0.74	0.20	281	37
12-31-2017	11.71	0.01	4.15	4.16	(0.02)	(1.18)	(1.20)	14.67	36.51	0.75	0.74	0.08	798	47
12-31-2016	14.13	0.02	(0.14)	(0.12)	— [3]	(2.30)	(2.30)	11.71	(1.00)	0.72 [4]	0.71 [4]	0.12	718	45
12-31-2015	15.48	0.01	1.56	1.57	— [3]	(2.92)	(2.92)	14.13	11.48	0.74	0.73	0.04	691	30
12-31-2014	15.79	0.01	1.49	1.50	(0.01)	(1.80)	(1.81)	15.48	9.68	0.73	0.73	0.04	764	33
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Value Trust
Series I
12-31-2018	11.98	0.28 [3]	(0.18)	0.10	(0.25)	(0.91)	(1.16)	10.92	0.39	0.92	0.88	2.35 [3]	4	78
12-31-2017	11.08	0.13	1.52	1.65	(0.17)	(0.58)	(0.75)	11.98	15.15	0.92	0.88	1.12	4	64
12-31-2016	11.47	0.17	0.76	0.93	(0.15)	(1.17)	(1.32)	11.08	8.12	0.91	0.87	1.50	3	68
12-31-2015	12.78	0.13	0.48	0.61	(0.13)	(1.79)	(1.92)	11.47	5.28	0.91	0.87	1.02	1	73
12-31-2014	13.02	0.15	1.38	1.53	(0.18)	(1.59)	(1.77)	12.78	12.22	0.91	0.87	1.18	4	69
Series II
12-31-2018	11.94	0.26 [3]	(0.19)	0.07	(0.23)	(0.91)	(1.14)	10.87	0.11	1.12	1.08	2.15 [3]	259	78
12-31-2017	11.04	0.11	1.52	1.63	(0.15)	(0.58)	(0.73)	11.94	14.99	1.12	1.08	0.92	305	64
12-31-2016	11.44	0.14	0.76	0.90	(0.13)	(1.17)	(1.30)	11.04	7.84	1.11	1.07	1.25	305	68
12-31-2015	12.75	0.11	0.48	0.59	(0.11)	(1.79)	(1.90)	11.44	5.10	1.11	1.07	0.89	316	73
12-31-2014	12.99	0.13	1.37	1.50	(0.15)	(1.59)	(1.74)	12.75	12.04	1.11	1.07	0.98	332	69
Series NAV
12-31-2018	11.95	0.29 [3]	(0.18)	0.11	(0.26)	(0.91)	(1.17)	10.89	0.45	0.87	0.83	2.40 [3]	91	78
12-31-2017	11.06	0.14	1.51	1.65	(0.18)	(0.58)	(0.76)	11.95	15.14	0.87	0.83	1.17	92	64
12-31-2016	11.45	0.18	0.75	0.93	(0.15)	(1.17)	(1.32)	11.06	8.19	0.86	0.82	1.54	75	68
12-31-2015	12.76	0.14	0.48	0.62	(0.14)	(1.79)	(1.93)	11.45	5.27	0.86	0.82	1.16	44	73
12-31-2014	13.00	0.16	1.38	1.54	(0.19)	(1.59)	(1.78)	12.76	12.38	0.86	0.82	1.22	32	69
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.12 and 1.00%, respectively.
Emerging Markets Value Trust
Series I
12-31-2018	10.63	0.19	(1.63)	(1.44)	(0.26)	—	(0.26)	8.93	(13.60)	1.12	1.12	1.91	7	14
12-31-2017	8.14	0.13	2.52	2.65	(0.16)	—	(0.16)	10.63	32.70	1.12	1.12	1.30	8	28 [3]
12-31-2016	7.04	0.12	1.15	1.27	(0.17)	—	(0.17)	8.14	18.00	1.13	1.12	1.51	3	22
12-31-2015	8.91	0.15	(1.85)	(1.70)	(0.17)	—	(0.17)	7.04	(19.08)	1.10	1.09	1.73	2	20
12-31-2014	9.92	0.17	(0.65)	(0.48)	(0.18)	(0.35)	(0.53)	8.91	(5.50)	1.13	1.12	1.68	3	17
Series II
12-31-2018	10.63	0.17	(1.63)	(1.46)	(0.24)	—	(0.24)	8.93	(13.79)	1.32	1.32	1.72	35	14
12-31-2017	8.14	(0.02)	2.65	2.63	(0.14)	—	(0.14)	10.63	32.47	1.32	1.32	(0.19)	48	28 [3]
12-31-2016	7.05	0.10	1.14	1.24	(0.15)	—	(0.15)	8.14	17.62	1.33	1.32	1.33	— [4]	22
12-31-2015 [5]	9.48	0.10	(2.37)	(2.27)	(0.16)	—	(0.16)	7.05	(24.01) [6]	1.30 [7]	1.29 [7]	2.13 [7]	— [4]	20 [8]
Series NAV
12-31-2018	10.61	0.21	(1.63)	(1.42)	(0.27)	—	(0.27)	8.92	(13.48)	1.07	1.07	2.04	168	14
12-31-2017	8.13	0.16	2.49	2.65	(0.17)	—	(0.17)	10.61	32.67	1.07	1.07	1.68	724	28 [3]
12-31-2016	7.03	0.12	1.15	1.27	(0.17)	—	(0.17)	8.13	18.08	1.07	1.06	1.67	608	22
12-31-2015	8.90	0.14	(1.83)	(1.69)	(0.18)	—	(0.18)	7.03	(19.05)	1.05	1.04	1.72	660	20
12-31-2014	9.90	0.17	(0.63)	(0.46)	(0.19)	(0.35)	(0.54)	8.90	(5.36)	1.08	1.07	1.70	824	17
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
4. Less than $500,000. 5. The inception date for Series II shares is 5-27-15. 6. Not annualized. 7. Annualized. 8. Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Equity Income Trust
Series I
12-31-2018	17.50	0.35	(1.74)	(1.39)	(0.30)	(2.16)	(2.46)	13.65	(9.58)	0.81	0.78	2.12	215	18
12-31-2017	16.67	0.32	2.24	2.56	(0.39)	(1.34)	(1.73)	17.50	16.29	0.82	0.78	1.88	276	21
12-31-2016	15.79	0.42	2.47	2.89	(0.36)	(1.65)	(2.01)	16.67	19.12	0.81 [3]	0.77 [3]	2.59	272	28
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	(2.01)	15.79	(6.75)	0.87	0.83	1.91	262	34
12-31-2014	19.82	0.36	1.09	1.45	(0.35)	(1.76)	(2.11)	19.16	7.47	0.86	0.83	1.81	326	9
Series II
12-31-2018	17.42	0.32	(1.73)	(1.41)	(0.27)	(2.16)	(2.43)	13.58	(9.75)	1.01	0.98	1.92	111	18
12-31-2017	16.61	0.29	2.21	2.50	(0.35)	(1.34)	(1.69)	17.42	16.00	1.02	0.98	1.68	145	21
12-31-2016	15.74	0.38	2.46	2.84	(0.32)	(1.65)	(1.97)	16.61	18.91	1.01 [3]	0.97 [3]	2.39	148	28
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	(1.97)	15.74	(6.91)	1.07	1.03	1.71	138	34
12-31-2014	19.77	0.32	1.09	1.41	(0.32)	(1.76)	(2.08)	19.10	7.23	1.06	1.03	1.62	172	9
Series NAV
12-31-2018	17.42	0.36	(1.73)	(1.37)	(0.31)	(2.16)	(2.47)	13.58	(9.52)	0.76	0.73	2.18	1,149	18
12-31-2017	16.61	0.33	2.22	2.55	(0.40)	(1.34)	(1.74)	17.42	16.28	0.77	0.73	1.93	1,393	21
12-31-2016	15.74	0.42	2.46	2.88	(0.36)	(1.65)	(2.01)	16.61	19.18	0.76 [3]	0.72 [3]	2.63	1,400	28
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	(2.01)	15.74	(6.66)	0.82	0.78	1.97	1,270	34
12-31-2014	19.76	0.37	1.09	1.46	(0.36)	(1.76)	(2.12)	19.10	7.55	0.81	0.78	1.87	1,489	9
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Financial Industries Trust
Series I
12-31-2018	14.99	0.20	(2.15)	(1.95)	(0.18)	(0.96)	(1.14)	11.90	(14.49)	0.89	0.88	1.34	120	25
12-31-2017	13.16	0.17	1.83	2.00	(0.17)	—	(0.17)	14.99	15.28	0.88	0.87	1.20	170	42
12-31-2016	11.18	0.18	1.97	2.15	(0.17)	—	(0.17)	13.16	19.37	0.88	0.87	1.66	162	45
12-31-2015	17.10	0.23	(0.75)	(0.52)	(0.13)	(5.27)	(5.40)	11.18	(2.65)	0.87	0.87	1.58	126	27
12-31-2014	15.85	0.15	1.22	1.37	(0.12)	—	(0.12)	17.10	8.65	0.93	0.93	0.95	132	113
Series II
12-31-2018	14.88	0.17	(2.13)	(1.96)	(0.17)	(0.96)	(1.13)	11.79	(14.62)	1.09	1.08	1.14	15	25
12-31-2017	13.07	0.14	1.81	1.95	(0.14)	—	(0.14)	14.88	15.02	1.08	1.07	0.99	19	42
12-31-2016	11.10	0.16	1.96	2.12	(0.15)	—	(0.15)	13.07	19.21	1.08	1.07	1.48	21	45
12-31-2015	17.02	0.20	(0.75)	(0.55)	(0.10)	(5.27)	(5.37)	11.10	(2.88)	1.07	1.07	1.39	19	27
12-31-2014	15.78	0.12	1.21	1.33	(0.09)	—	(0.09)	17.02	8.42	1.13	1.13	0.75	23	113
Series NAV
12-31-2018	14.95	0.21	(2.14)	(1.93)	(0.18)	(0.96)	(1.14)	11.88	(14.38)	0.84	0.83	1.39	29	25
12-31-2017	13.13	0.17	1.83	2.00	(0.18)	—	(0.18)	14.95	15.29	0.83	0.82	1.25	48	42
12-31-2016	11.15	0.19	1.96	2.15	(0.17)	—	(0.17)	13.13	19.47	0.83	0.82	1.72	26	45
12-31-2015	17.07	0.24	(0.75)	(0.51)	(0.14)	(5.27)	(5.41)	11.15	(2.58)	0.82	0.82	1.63	22	27
12-31-2014	15.83	0.16	1.21	1.37	(0.13)	—	(0.13)	17.07	8.64	0.88	0.88	1.00	22	113
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental All Cap Core Trust
Series I
12-31-2018	25.83	0.09	(2.79)	(2.70)	(0.10)	(3.39)	(3.49)	19.64	(13.16)	0.76	0.76	0.36	122	24
12-31-2017	20.89	0.11	5.58	5.69	(0.18)	(0.57)	(0.75)	25.83	27.70	0.76	0.76	0.46	172	42
12-31-2016	22.30	0.15	1.58	1.73	(0.12)	(3.02)	(3.14)	20.89	8.34	0.75	0.75	0.73	146	26
12-31-2015	22.53	0.07	0.80	0.87	—	(1.10)	(1.10)	22.30	4.01	0.76	0.75	0.30	168	49
12-31-2014	20.61	0.06 [3]	1.95	2.01	(0.09)	—	(0.09)	22.53	9.74	0.76	0.75	0.28 [3]	156	46
Series II
12-31-2018	25.77	0.04	(2.78)	(2.74)	(0.05)	(3.39)	(3.44)	19.59	(13.34)	0.96	0.96	0.17	41	24
12-31-2017	20.84	0.06	5.58	5.64	(0.14)	(0.57)	(0.71)	25.77	27.43	0.96	0.96	0.27	54	42
12-31-2016	22.23	0.11	1.56	1.67	(0.04)	(3.02)	(3.06)	20.84	8.12	0.95	0.95	0.53	49	26
12-31-2015	22.50	0.02	0.81	0.83	—	(1.10)	(1.10)	22.23	3.83	0.96	0.95	0.10	52	49
12-31-2014	20.58	0.02 [3]	1.95	1.97	(0.05)	—	(0.05)	22.50	9.56	0.96	0.95	0.08 [3]	59	46
Series NAV
12-31-2018	25.96	0.11	(2.82)	(2.71)	(0.12)	(3.39)	(3.51)	19.74	(13.16)	0.71	0.71	0.42	1,347	24
12-31-2017	20.98	0.12	5.62	5.74	(0.19)	(0.57)	(0.76)	25.96	27.77	0.71	0.71	0.51	1,662	42
12-31-2016	22.40	0.16	1.58	1.74	(0.14)	(3.02)	(3.16)	20.98	8.40	0.71	0.70	0.78	1,403	26
12-31-2015	22.61	0.08	0.81	0.89	—	(1.10)	(1.10)	22.40	4.09	0.71	0.70	0.35	1,406	49
12-31-2014	20.68	0.07 [3]	1.96	2.03	(0.10)	—	(0.10)	22.61	9.81	0.71	0.70	0.33 [3]	1,449	46
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.21 and 0.05%, respectively.
Fundamental Large Cap Value Trust
Series I
12-31-2018	21.36	0.25	(3.87)	(3.62)	(0.23)	—	(0.23)	17.51	(17.03)	0.75	0.74	1.18	366	31
12-31-2017	18.49	0.23	2.97	3.20	(0.33)	—	(0.33)	21.36	17.43	0.74	0.73	1.19	525	30
12-31-2016	17.15	0.25	1.48	1.73	(0.39)	—	(0.39)	18.49	10.17	0.71	0.70	1.47	541	28
12-31-2015	17.52	0.20	(0.39)	(0.19)	(0.18)	—	(0.18)	17.15	(1.11)	0.71	0.70	1.15	562	9
12-31-2014	15.94	0.17	1.52	1.69	(0.11)	—	(0.11)	17.52	10.61	0.71	0.70	1.03	621	29 [3]
Series II
12-31-2018	21.51	0.21	(3.90)	(3.69)	(0.19)	—	(0.19)	17.63	(17.23)	0.95	0.94	0.98	150	31
12-31-2017	18.61	0.20	2.99	3.19	(0.29)	—	(0.29)	21.51	17.20	0.94	0.93	0.99	205	30
12-31-2016	17.27	0.21	1.49	1.70	(0.36)	—	(0.36)	18.61	9.96	0.91	0.90	1.27	207	28
12-31-2015	17.64	0.17	(0.40)	(0.23)	(0.14)	—	(0.14)	17.27	(1.30)	0.91	0.90	0.95	220	9
12-31-2014	16.05	0.13	1.54	1.67	(0.08)	—	(0.08)	17.64	10.40	0.91	0.90	0.74	268	29 [3]
Series NAV
12-31-2018	21.37	0.26	(3.88)	(3.62)	(0.24)	—	(0.24)	17.51	(17.03)	0.70	0.69	1.23	79	31
12-31-2017	18.49	0.24	2.98	3.22	(0.34)	—	(0.34)	21.37	17.54	0.69	0.68	1.23	92	30
12-31-2016	17.15	0.25	1.49	1.74	(0.40)	—	(0.40)	18.49	10.22	0.65	0.65	1.48	83	28
12-31-2015	17.52	0.21	(0.39)	(0.18)	(0.19)	—	(0.19)	17.15	(1.06)	0.66	0.65	1.20	780	9
12-31-2014	15.94	0.19	1.51	1.70	(0.12)	—	(0.12)	17.52	10.66	0.66	0.65	1.12	903	29 [3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Trust
Series I
12-31-2018	21.93	0.41	(3.58)	(3.17)	(0.39)	—	(0.39)	18.37	(14.49)	0.98	0.95	1.91	115	30
12-31-2017	18.78	0.41	3.14	3.55	(0.40)	—	(0.40)	21.93	18.88	0.96	0.94	2.00	148	28
12-31-2016	17.95	0.34	1.33	1.67	(0.84)	—	(0.84)	18.78	9.47	0.89 [3]	0.87 [3]	1.87	142	23
12-31-2015	19.58	0.35	(1.60)	(1.25)	(0.38)	—	(0.38)	17.95	(6.42)	0.93	0.91	1.79	147	23
12-31-2014	20.50	0.47 [4]	(0.99)	(0.52)	(0.40)	—	(0.40)	19.58	(2.60)	0.95	0.94	2.27 [4]	180	17 [5]
Series II
12-31-2018	21.83	0.37	(3.56)	(3.19)	(0.35)	—	(0.35)	18.29	(14.65)	1.18	1.15	1.72	31	30
12-31-2017	18.70	0.39	3.10	3.49	(0.36)	—	(0.36)	21.83	18.63	1.16	1.14	1.80	44	28
12-31-2016	17.88	0.30	1.33	1.63	(0.81)	—	(0.81)	18.70	9.24	1.09 [3]	1.07 [3]	1.67	43	23
12-31-2015	19.51	0.31	(1.59)	(1.28)	(0.35)	—	(0.35)	17.88	(6.61)	1.13	1.11	1.61	46	23
12-31-2014	20.43	0.41 [4]	(0.97)	(0.56)	(0.36)	—	(0.36)	19.51	(2.80)	1.15	1.14	1.97 [4]	62	17 [5]
Series NAV
12-31-2018	21.90	0.42	(3.56)	(3.14)	(0.41)	—	(0.41)	18.35	(14.42)	0.93	0.90	1.94	38	30
12-31-2017	18.76	0.42	3.13	3.55	(0.41)	—	(0.41)	21.90	18.90	0.91	0.89	2.05	48	28
12-31-2016	17.94	0.40	1.27	1.67	(0.85)	—	(0.85)	18.76	9.47	0.84 [3]	0.83 [3]	2.24	42	23
12-31-2015	19.56	0.36	(1.59)	(1.23)	(0.39)	—	(0.39)	17.94	(6.34)	0.88	0.86	1.83	390	23
12-31-2014	20.47	0.48 [4]	(0.98)	(0.50)	(0.41)	—	(0.41)	19.56	(2.51)	0.90	0.89	2.31 [4]	474	17 [5]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.37%, respectively. 5. Excludes merger activity.
Health Sciences Trust
Series I
12-31-2018	25.03	(0.07)	0.57	0.50	—	(2.66)	(2.66)	22.87	0.69	1.16	1.09	(0.27)	99	42
12-31-2017	21.83	(0.08)	5.91	5.83	—	(2.63)	(2.63)	25.03	27.51	1.16	1.10	(0.31)	107	39
12-31-2016	31.92	(0.09)	(3.02)	(3.11)	(0.02)	(6.96)	(6.98)	21.83	(10.57)	1.10 [3]	1.04 [3]	(0.34)	94	27
12-31-2015	33.55	0.03	4.30	4.33	—	(5.96)	(5.96)	31.92	12.69	1.07	1.02	0.09	146	43
12-31-2014	29.19	(0.16)	8.98	8.82	—	(4.46)	(4.46)	33.55	31.83	1.07	1.02	(0.51)	135	50
Series II
12-31-2018	23.26	(0.11)	0.56	0.45	—	(2.66)	(2.66)	21.05	0.52	1.36	1.29	(0.47)	66	42
12-31-2017	20.48	(0.12)	5.53	5.41	—	(2.63)	(2.63)	23.26	27.26	1.36	1.30	(0.51)	75	39
12-31-2016	30.45	(0.14)	(2.87)	(3.01)	—	(6.96)	(6.96)	20.48	(10.77)	1.30 [3]	1.24 [3]	(0.54)	71	27
12-31-2015	32.30	(0.03)	4.14	4.11	—	(5.96)	(5.96)	30.45	12.49	1.27	1.22	(0.10)	102	43
12-31-2014	28.30	(0.22)	8.68	8.46	—	(4.46)	(4.46)	32.30	31.54	1.27	1.22	(0.71)	103	50
Series NAV
12-31-2018	25.37	(0.06)	0.57	0.51	—	(2.66)	(2.66)	23.22	0.76	1.11	1.04	(0.22)	107	42
12-31-2017	22.09	(0.07)	5.98	5.91	—	(2.63)	(2.63)	25.37	27.61	1.11	1.05	(0.26)	108	39
12-31-2016	32.20	(0.08)	(3.04)	(3.12)	(0.03)	(6.96)	(6.99)	22.09	(10.54)	1.06 [3]	0.99 [3]	(0.29)	96	27
12-31-2015	33.78	0.05	4.33	4.38	—	(5.96)	(5.96)	32.20	12.76	1.02	0.97	0.13	118	43
12-31-2014	29.36	(0.15)	9.03	8.88	—	(4.46)	(4.46)	33.78	31.85	1.02	0.97	(0.46)	101	50
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.05%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Equity Index Trust
Series I
12-31-2018	18.44	0.45	(3.02)	(2.57)	(0.42)	(0.01)	(0.43)	15.44	(14.09)	0.66	0.39	2.55	334	2
12-31-2017	14.79	0.40	3.63	4.03	(0.38)	—	(0.38)	18.44	27.30	0.68	0.39	2.33	399	3
12-31-2016	14.54	0.39	0.25	0.64	(0.39)	—	(0.39)	14.79	4.45	0.65 [3]	0.39 [3]	2.65	277	5
12-31-2015	15.85	0.39	(1.32)	(0.93)	(0.38)	—	(0.38)	14.54	(5.91)	0.66	0.39	2.42	263	4
12-31-2014	17.14	0.52 [4]	(1.28)	(0.76)	(0.53)	—	(0.53)	15.85	(4.61)	0.62	0.39	3.03 [4]	277	3
Series II
12-31-2018	18.46	0.42	(3.03)	(2.61)	(0.38)	(0.01)	(0.39)	15.46	(14.27)	0.86	0.59	2.37	14	2
12-31-2017	14.81	0.36	3.63	3.99	(0.34)	—	(0.34)	18.46	27.04	0.88	0.59	2.14	18	3
12-31-2016	14.56	0.36	0.25	0.61	(0.36)	—	(0.36)	14.81	4.24	0.85 [3]	0.59 [3]	2.47	14	5
12-31-2015	15.87	0.36	(1.32)	(0.96)	(0.35)	—	(0.35)	14.56	(6.11)	0.86	0.59	2.25	16	4
12-31-2014	17.16	0.50 [4]	(1.30)	(0.80)	(0.49)	—	(0.49)	15.87	(4.80)	0.82	0.59	2.88 [4]	21	3
Series NAV
12-31-2018	18.44	0.46	(3.03)	(2.57)	(0.43)	(0.01)	(0.44)	15.43	(14.10)	0.61	0.34	2.58	331	2
12-31-2017	14.78	0.41	3.63	4.04	(0.38)	—	(0.38)	18.44	27.45	0.63	0.34	2.39	377	3
12-31-2016	14.54	0.39	0.25	0.64	(0.40)	—	(0.40)	14.78	4.43	0.60 [3]	0.34 [3]	2.70	298	5
12-31-2015	15.84	0.39	(1.30)	(0.91)	(0.39)	—	(0.39)	14.54	(5.80)	0.61	0.34	2.46	293	4
12-31-2014	17.13	0.54 [4]	(1.29)	(0.75)	(0.54)	—	(0.54)	15.84	(4.57)	0.57	0.34	3.13 [4]	322	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33%, respectively.
International Growth Stock Trust
Series I
12-31-2018	18.55	0.30	(2.90)	(2.60)	(0.29)	(0.53)	(0.82)	15.13	(14.43)	0.94	0.93	1.76	3	46
12-31-2017	15.43	0.24	3.13	3.37	(0.25)	—	(0.25)	18.55	21.86	0.93	0.92	1.35	6	28
12-31-2016	15.91	0.25	(0.46)	(0.21)	(0.27)	—	(0.27)	15.43	(1.31)	0.91	0.91	1.57	4	14
12-31-2015	16.58	0.23	(0.61)	(0.38)	(0.29)	—	(0.29)	15.91	(2.27)	0.92	0.91	1.36	3	22
12-31-2014	16.85	0.28	(0.23)	0.05	(0.32)	—	(0.32)	16.58	0.20	0.97	0.97	1.65	2	23
Series II
12-31-2018	18.56	0.26	(2.90)	(2.64)	(0.25)	(0.53)	(0.78)	15.14	(14.61)	1.14	1.13	1.51	15	46
12-31-2017	15.44	0.20	3.13	3.33	(0.21)	—	(0.21)	18.56	21.63	1.13	1.12	1.17	20	28
12-31-2016	15.91	0.22	(0.45)	(0.23)	(0.24)	—	(0.24)	15.44	(1.45)	1.11	1.10	1.38	18	14
12-31-2015	16.60	0.21	(0.63)	(0.42)	(0.27)	—	(0.27)	15.91	(2.53)	1.12	1.11	1.26	20	22
12-31-2014	16.87	0.25	(0.24)	0.01	(0.28)	—	(0.28)	16.60	0.00	1.17	1.17	1.44	21	23
Series NAV
12-31-2018	18.56	0.30	(2.90)	(2.60)	(0.30)	(0.53)	(0.83)	15.13	(14.43)	0.89	0.88	1.70	40	46
12-31-2017	15.44	0.25	3.12	3.37	(0.25)	—	(0.25)	18.56	21.90	0.88	0.87	1.42	370	28
12-31-2016	15.91	0.25	(0.44)	(0.19)	(0.28)	—	(0.28)	15.44	(1.20)	0.86	0.85	1.61	351	14
12-31-2015	16.58	0.25	(0.62)	(0.37)	(0.30)	—	(0.30)	15.91	(2.24)	0.87	0.86	1.52	395	22
12-31-2014	16.86	0.29	(0.25)	0.04	(0.32)	—	(0.32)	16.58	0.19	0.92	0.92	1.70	479	23
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
Series I
12-31-2018	15.95	0.24	(3.45)	(3.21)	(0.19)	—	(0.19)	12.55	(20.09)	1.15	1.14	1.55	25	20
12-31-2017	12.46	0.20	3.50	3.70	(0.21)	—	(0.21)	15.95	29.46	1.18	1.17	1.42	38	14
12-31-2016	12.11	0.24	0.35	0.59	(0.24)	—	(0.24)	12.46	4.90	0.91 [3]	0.90 [3]	1.96	32	12
12-31-2015	11.58	0.17	0.58	0.75	(0.22)	—	(0.22)	12.11	6.54	1.22	1.22	1.40	34	17
12-31-2014	12.61	0.18	(1.04)	(0.86)	(0.17)	—	(0.17)	11.58	(6.89)	1.19	1.18	1.46	37	20
Series II
12-31-2018	15.93	0.20	(3.43)	(3.23)	(0.19)	—	(0.19)	12.51	(20.27)	1.35	1.34	1.34	14	20
12-31-2017	12.45	0.18	3.48	3.66	(0.18)	—	(0.18)	15.93	29.17	1.38	1.37	1.22	21	14
12-31-2016	12.10	0.22	0.35	0.57	(0.22)	—	(0.22)	12.45	4.70	1.12 [3]	1.11 [3]	1.79	18	12
12-31-2015	11.57	0.15	0.59	0.74	(0.21)	—	(0.21)	12.10	6.39	1.42	1.42	1.21	20	17
12-31-2014	12.60	0.16	(1.04)	(0.88)	(0.15)	—	(0.15)	11.57	(7.10)	1.39	1.38	1.26	21	20
Series NAV
12-31-2018	15.96	0.24	(3.44)	(3.20)	(0.20)	—	(0.20)	12.56	(20.08)	1.10	1.09	1.58	74	20
12-31-2017	12.46	0.21	3.50	3.71	(0.21)	—	(0.21)	15.96	29.60	1.13	1.12	1.42	93	14
12-31-2016	12.11	0.24	0.36	0.60	(0.25)	—	(0.25)	12.46	4.95	0.87 [3]	0.86 [3]	2.00	58	12
12-31-2015	11.57	0.18	0.59	0.77	(0.23)	—	(0.23)	12.11	6.68	1.17	1.17	1.43	53	17
12-31-2014	12.60	0.18	(1.03)	(0.85)	(0.18)	—	(0.18)	11.57	(6.85)	1.14	1.13	1.44	46	20
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.33%.
International Value Trust
Series I
12-31-2018	14.33	0.26	(2.41)	(2.15)	(0.34)	—	(0.34)	11.84	(15.03)	0.92	0.91	1.87	84	34
12-31-2017	12.45	0.25	1.89	2.14	(0.26)	—	(0.26)	14.33	17.14	0.93	0.92	1.84	113	27
12-31-2016	11.33	0.23	1.15	1.38	(0.26)	—	(0.26)	12.45	12.24	0.76 [3]	0.75 [3]	1.95	111	27 [4]
12-31-2015	12.54	0.24	(1.21)	(0.97)	(0.24)	—	(0.24)	11.33	(7.81)	0.92	0.91	1.87	77	16
12-31-2014	14.78	0.42 [5]	(2.24)	(1.82)	(0.42)	—	(0.42)	12.54	(12.51)	0.97	0.96	2.91 [5]	95	34
Series II
12-31-2018	14.32	0.23	(2.40)	(2.17)	(0.32)	—	(0.32)	11.83	(15.17)	1.12	1.11	1.67	50	34
12-31-2017	12.44	0.23	1.88	2.11	(0.23)	—	(0.23)	14.32	16.88	1.13	1.12	1.65	69	27
12-31-2016	11.33	0.21	1.14	1.35	(0.24)	—	(0.24)	12.44	11.94	0.95 [3]	0.94 [3]	1.83	71	27 [4]
12-31-2015	12.52	0.21	(1.20)	(0.99)	(0.20)	—	(0.20)	11.33	(7.95)	1.12	1.11	1.69	59	16
12-31-2014	14.75	0.40 [5]	(2.24)	(1.84)	(0.39)	—	(0.39)	12.52	(12.65)	1.17	1.16	2.74 [5]	74	34
Series NAV
12-31-2018	14.22	0.27	(2.39)	(2.12)	(0.35)	—	(0.35)	11.75	(14.96)	0.87	0.86	1.98	167	34
12-31-2017	12.35	0.26	1.87	2.13	(0.26)	—	(0.26)	14.22	17.25	0.88	0.87	1.89	686	27
12-31-2016	11.25	0.25	1.11	1.36	(0.26)	—	(0.26)	12.35	12.20	0.69 [3]	0.68 [3]	2.16	677	27 [4]
12-31-2015	12.45	0.24	(1.19)	(0.95)	(0.25)	—	(0.25)	11.25	(7.72)	0.87	0.86	1.93	685	16
12-31-2014	14.68	0.43 [5]	(2.24)	(1.81)	(0.42)	—	(0.42)	12.45	(12.48)	0.92	0.91	2.95 [5]	868	34
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.17%. 4. Excludes merger activity. 5. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.65%, respectively.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Portfolio
Series I
12-31-2018	15.14	0.23 [3]	(1.52)	(1.29)	(0.22)	(0.40)	(0.62)	13.23	(8.85)	0.42 [4]	0.20 [4]	1.53 [3]	3	16
12-31-2017	12.81	0.20 [3]	2.57	2.77	(0.24)	(0.20)	(0.44)	15.14	21.78	0.45 [4]	0.21 [4]	1.41 [3]	4	15
12-31-2016	12.33	0.26 [3]	0.90	1.16	(0.21)	(0.47)	(0.68)	12.81	9.55	0.47 [4]	0.21 [4]	2.05 [3]	4	9
12-31-2015	12.78	0.24 [3]	(0.44)	(0.20)	(0.22)	(0.03)	(0.25)	12.33	(1.56)	0.45 [4]	0.22 [4]	1.89 [3]	3	20
12-31-2014	12.74	0.23 [3]	0.47	0.70	(0.23)	(0.43)	(0.66)	12.78	5.42	0.61 [4]	0.19 [4]	1.79 [3]	2	38
Series II
12-31-2018	15.14	0.20 [3]	(1.52)	(1.32)	(0.19)	(0.40)	(0.59)	13.23	(9.05)	0.62 [4]	0.40 [4]	1.32 [3]	17	16
12-31-2017	12.81	0.20 [3]	2.54	2.74	(0.21)	(0.20)	(0.41)	15.14	21.56	0.65 [4]	0.41 [4]	1.40 [3]	20	15
12-31-2016	12.33	0.19 [3]	0.95	1.14	(0.19)	(0.47)	(0.66)	12.81	9.35	0.67 [4]	0.41 [4]	1.55 [3]	18	9
12-31-2015	12.78	0.19 [3]	(0.41)	(0.22)	(0.20)	(0.03)	(0.23)	12.33	(1.75)	0.65 [4]	0.42 [4]	1.45 [3]	17	20
12-31-2014	12.74	0.23 [3]	0.44	0.67	(0.20)	(0.43)	(0.63)	12.78	5.21	0.81 [4]	0.39 [4]	1.77 [3]	19	38
Series NAV
12-31-2018	15.14	0.29 [3]	(1.59)	(1.30)	(0.22)	(0.40)	(0.62)	13.22	(8.86)	0.37 [4]	0.15 [4]	1.92 [3]	11	16
12-31-2017	12.81	0.28 [3]	2.49	2.77	(0.24)	(0.20)	(0.44)	15.14	21.84	0.40 [4]	0.16 [4]	1.95 [3]	7	15
12-31-2016	12.33	0.37 [3]	0.80	1.17	(0.22)	(0.47)	(0.69)	12.81	9.60	0.42 [4]	0.16 [4]	2.95 [3]	2	9
12-31-2015	12.78	0.24 [3]	(0.43)	(0.19)	(0.23)	(0.03)	(0.26)	12.33	(1.51)	0.40 [4]	0.17 [4]	1.89 [3]	1	20
12-31-2014	12.74	0.42 [3]	0.28	0.70	(0.23)	(0.43)	(0.66)	12.78	5.47	0.56 [4]	0.14 [4]	3.16 [3]	1	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Lifestyle Balanced Portfolio
Series I
12-31-2018	14.98	0.32 [3]	(0.96)	(0.64)	(0.33)	(0.25)	(0.58)	13.76	(4.36)	0.12 [4]	0.12 [4]	2.13 [3]	32	8
12-31-2017	13.78	0.33 [3]	1.36	1.69	(0.33)	(0.16)	(0.49)	14.98	12.31	0.12 [4]	0.12 [4]	2.22 [3]	35	6
12-31-2016	13.59	0.32 [3]	0.51	0.83	(0.31)	(0.33)	(0.64)	13.78	6.11	0.12 [4]	0.11 [4]	2.31 [3]	31	11
12-31-2015	14.18	0.34 [3]	(0.34)	— [5]	(0.33)	(0.26)	(0.59)	13.59	0.05	0.12 [4]	0.11 [4]	2.35 [3]	30	9
12-31-2014	13.95	0.42 [3]	0.41	0.83	(0.34)	(0.26)	(0.60)	14.18	5.96	0.12 [4]	0.11 [4]	2.95 [3]	28	27
Series II
12-31-2018	15.01	0.27 [3]	(0.95)	(0.68)	(0.30)	(0.25)	(0.55)	13.78	(4.63)	0.32 [4]	0.32 [4]	1.84 [3]	781	8
12-31-2017	13.80	0.29 [3]	1.38	1.67	(0.30)	(0.16)	(0.46)	15.01	12.16	0.32 [4]	0.32 [4]	1.97 [3]	942	6
12-31-2016	13.61	0.29 [3]	0.52	0.81	(0.29)	(0.33)	(0.62)	13.80	5.89	0.32 [4]	0.31 [4]	2.06 [3]	909	11
12-31-2015	14.21	0.30 [3]	(0.33)	(0.03)	(0.31)	(0.26)	(0.57)	13.61	(0.22)	0.32 [4]	0.31 [4]	2.11 [3]	901	9
12-31-2014	13.98	0.35 [3]	0.45	0.80	(0.31)	(0.26)	(0.57)	14.21	5.74	0.32 [4]	0.31 [4]	2.48 [3]	932	27
Series NAV
12-31-2018	14.97	0.34 [3]	(0.98)	(0.64)	(0.34)	(0.25)	(0.59)	13.74	(4.39)	0.07 [4]	0.07 [4]	2.28 [3]	89	8
12-31-2017	13.77	0.34 [3]	1.35	1.69	(0.33)	(0.16)	(0.49)	14.97	12.38	0.07 [4]	0.07 [4]	2.40 [3]	83	6
12-31-2016	13.58	0.36 [3]	0.48	0.84	(0.32)	(0.33)	(0.65)	13.77	6.16	0.07 [4]	0.06 [4]	2.58 [3]	63	11
12-31-2015	14.17	0.39 [3]	(0.38)	0.01	(0.34)	(0.26)	(0.60)	13.58	0.10	0.07 [4]	0.06 [4]	2.76 [3]	44	9
12-31-2014	13.95	0.47 [3]	0.36	0.83	(0.35)	(0.26)	(0.61)	14.17	5.94	0.07 [4]	0.06 [4]	3.31 [3]	30	27
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Portfolio
Series I
12-31-2018	13.39	0.33 [3]	(0.59)	(0.26)	(0.32)	(0.14)	(0.46)	12.67	(1.97)	0.16 [4]	0.12 [4]	2.48 [3]	11	21
12-31-2017	12.91	0.34 [3]	0.56	0.90	(0.34)	(0.08)	(0.42)	13.39	6.96	0.16 [4]	0.13 [4]	2.69 [3]	12	12
12-31-2016	12.85	0.35 [3]	0.21	0.56	(0.36)	(0.14)	(0.50)	12.91	4.39	0.14 [4]	0.13 [4]	2.65 [3]	9	19
12-31-2015	13.33	0.39 [3]	(0.37)	0.02	(0.36)	(0.14)	(0.50)	12.85	0.17	0.14 [4]	0.13 [4]	2.87 [3]	8	17
12-31-2014	13.18	0.53 [3]	0.20	0.73	(0.38)	(0.20)	(0.58)	13.33	5.55	0.15 [4]	0.13 [4]	3.96 [3]	8	56
Series II
12-31-2018	13.41	0.30 [3]	(0.58)	(0.28)	(0.30)	(0.14)	(0.44)	12.69	(2.17)	0.36 [4]	0.32 [4]	2.29 [3]	164	21
12-31-2017	12.93	0.30 [3]	0.58	0.88	(0.32)	(0.08)	(0.40)	13.41	6.74	0.36 [4]	0.33 [4]	2.21 [3]	166	12
12-31-2016	12.87	0.31 [3]	0.23	0.54	(0.34)	(0.14)	(0.48)	12.93	4.17	0.34 [4]	0.33 [4]	2.37 [3]	178	19
12-31-2015	13.35	0.33 [3]	(0.33)	— [5]	(0.34)	(0.14)	(0.48)	12.87	(0.03)	0.34 [4]	0.33 [4]	2.44 [3]	181	17
12-31-2014	13.19	0.40 [3]	0.31	0.71	(0.35)	(0.20)	(0.55)	13.35	5.41	0.35 [4]	0.33 [4]	2.99 [3]	188	56
Series NAV
12-31-2018	13.38	0.36 [3]	(0.61)	(0.25)	(0.33)	(0.14)	(0.47)	12.66	(1.92)	0.11 [4]	0.07 [4]	2.70 [3]	5	21
12-31-2017	12.90	0.35 [3]	0.56	0.91	(0.35)	(0.08)	(0.43)	13.38	7.01	0.11 [4]	0.08 [4]	2.75 [3]	4	12
12-31-2016	12.85	0.61 [3]	(0.05)	0.56	(0.37)	(0.14)	(0.51)	12.90	4.36	0.10 [4]	0.08 [4]	4.67 [3]	3	19
12-31-2015	13.33	0.46 [3]	(0.43)	0.03	(0.37)	(0.14)	(0.51)	12.85	0.22	0.09 [4]	0.08 [4]	3.44 [3]	1	17
12-31-2014	13.17	0.60 [3]	0.15	0.75	(0.39)	(0.20)	(0.59)	13.33	5.68	0.10 [4]	0.08 [4]	4.44 [3]	— [6]	56
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Less than $0.005 per share. 6. Less than $500,000.
Lifestyle Growth Portfolio
Series I
12-31-2018	16.41	0.30 [3]	(1.28)	(0.98)	(0.32)	(0.25)	(0.57)	14.86	(6.12)	0.11 [4]	0.11 [4]	1.85 [3]	207	5
12-31-2017	14.53	0.45 [3]	1.88	2.33	(0.30)	(0.15)	(0.45)	16.41	16.13	0.12 [4]	0.11 [4]	3.34 [3]	242	4 [5]
12-31-2016	14.23	0.46 [3]	0.56	1.02	(0.27)	(0.45)	(0.72)	14.53	7.23	0.11 [4]	0.11 [4]	3.16 [3]	93	12 [5]
12-31-2015	14.85	0.32 [3]	(0.34)	(0.02)	(0.32)	(0.28)	(0.60)	14.23	(0.12)	0.11 [4]	0.11 [4]	2.11 [3]	39	9
12-31-2014	14.51	0.39 [3]	0.51	0.90	(0.32)	(0.24)	(0.56)	14.85	6.17	0.11 [4]	0.11 [4]	2.61 [3]	37	18
Series II
12-31-2018	16.43	0.27 [3]	(1.29)	(1.02)	(0.28)	(0.25)	(0.53)	14.88	(6.31)	0.31 [4]	0.31 [4]	1.62 [3]	5,225	5
12-31-2017	14.55	0.40 [3]	1.90	2.30	(0.27)	(0.15)	(0.42)	16.43	15.90	0.32 [4]	0.31 [4]	2.89 [3]	6,456	4 [5]
12-31-2016	14.25	0.34 [3]	0.66	1.00	(0.25)	(0.45)	(0.70)	14.55	7.02	0.31 [4]	0.31 [4]	2.35 [3]	2,889	12 [5]
12-31-2015	14.86	0.29 [3]	(0.33)	(0.04)	(0.29)	(0.28)	(0.57)	14.25	(0.25)	0.31 [4]	0.31 [4]	1.93 [3]	1,904	9
12-31-2014	14.53	0.34 [3]	0.52	0.86	(0.29)	(0.24)	(0.53)	14.86	5.88	0.31 [4]	0.31 [4]	2.31 [3]	1,873	18
Series NAV
12-31-2018	16.40	0.33 [3]	(1.31)	(0.98)	(0.32)	(0.25)	(0.57)	14.85	(6.07)	0.06 [4]	0.06 [4]	2.00 [3]	339	5
12-31-2017	14.52	0.46 [3]	1.88	2.34	(0.31)	(0.15)	(0.46)	16.40	16.20	0.07 [4]	0.06 [4]	3.61 [3]	346	4 [5]
12-31-2016	14.23	0.52 [3]	0.50	1.02	(0.28)	(0.45)	(0.73)	14.52	7.21	0.06 [4]	0.06 [4]	3.59 [3]	109	12 [5]
12-31-2015	14.84	0.43 [3]	(0.43)	— [6]	(0.33)	(0.28)	(0.61)	14.23	0.00 [7]	0.06 [4]	0.06 [4]	2.93 [3]	30	9
12-31-2014	14.50	0.75 [3]	0.16	0.91	(0.33)	(0.24)	(0.57)	14.84	6.22	0.06 [4]	0.06 [4]	5.02 [3]	12	18
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Excludes merger activity. 6. Less than $0.005 per share. 7. Less than 0.005%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Moderate Portfolio
Series I
12-31-2018	14.44	0.31 [3]	(0.81)	(0.50)	(0.33)	(0.23)	(0.56)	13.38	(3.58)	0.14 [4]	0.13 [4]	2.17 [3]	10	8
12-31-2017	13.50	0.33 [3]	1.07	1.40	(0.33)	(0.13)	(0.46)	14.44	10.43	0.14 [4]	0.13 [4]	2.35 [3]	11	7
12-31-2016	13.37	0.34 [3]	0.40	0.74	(0.33)	(0.28)	(0.61)	13.50	5.50	0.13 [4]	0.12 [4]	2.48 [3]	10	14
12-31-2015	13.95	0.35 [3]	(0.34)	0.01	(0.34)	(0.25)	(0.59)	13.37	0.10	0.13 [4]	0.12 [4]	2.47 [3]	9	11
12-31-2014	13.82	0.43 [3]	0.38	0.81	(0.36)	(0.32)	(0.68)	13.95	5.91	0.13 [4]	0.13 [4]	3.03 [3]	8	38
Series II
12-31-2018	14.47	0.28 [3]	(0.81)	(0.53)	(0.30)	(0.23)	(0.53)	13.41	(3.77)	0.34 [4]	0.33 [4]	1.94 [3]	247	8
12-31-2017	13.52	0.30 [3]	1.08	1.38	(0.30)	(0.13)	(0.43)	14.47	10.28	0.34 [4]	0.33 [4]	2.04 [3]	295	7
12-31-2016	13.39	0.29 [3]	0.42	0.71	(0.30)	(0.28)	(0.58)	13.52	5.28	0.33 [4]	0.32 [4]	2.14 [3]	295	14
12-31-2015	13.97	0.30 [3]	(0.32)	(0.02)	(0.31)	(0.25)	(0.56)	13.39	(0.10)	0.33 [4]	0.32 [4]	2.17 [3]	304	11
12-31-2014	13.85	0.37 [3]	0.40	0.77	(0.33)	(0.32)	(0.65)	13.97	5.61	0.33 [4]	0.33 [4]	2.64 [3]	323	38
Series NAV
12-31-2018	14.44	0.35 [3]	(0.85)	(0.50)	(0.33)	(0.23)	(0.56)	13.38	(3.53)	0.09 [4]	0.08 [4]	2.46 [3]	22	8
12-31-2017	13.49	0.35 [3]	1.07	1.42	(0.34)	(0.13)	(0.47)	14.44	10.56	0.09 [4]	0.08 [4]	2.59 [3]	20	7
12-31-2016	13.36	0.41 [3]	0.34	0.75	(0.34)	(0.28)	(0.62)	13.49	5.55	0.08 [4]	0.08 [4]	3.00 [3]	14	14
12-31-2015	13.94	0.47 [3]	(0.45)	0.02	(0.35)	(0.25)	(0.60)	13.36	0.15	0.08 [4]	0.07 [4]	3.36 [3]	8	11
12-31-2014	13.82	0.83 [3]	(0.02)	0.81	(0.37)	(0.32)	(0.69)	13.94	5.88	0.08 [4]	0.08 [4]	5.89 [3]	3	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Mid Cap Index Trust
Series I
12-31-2018	23.00	0.27	(2.60)	(2.33)	(0.25)	(1.59)	(1.84)	18.83	(11.46)	0.56	0.45	1.17	1,029	15
12-31-2017	21.32	0.24	2.95	3.19	(0.11)	(1.40)	(1.51)	23.00	15.81	0.56	0.45	1.07	1,277	19 [3,4]
12-31-2016	19.66	0.25	3.56	3.81	(0.24)	(1.91)	(2.15)	21.32	20.11	0.56	0.45	1.24	805	22
12-31-2015	22.29	0.24	(0.83)	(0.59)	(0.22)	(1.82)	(2.04)	19.66	(2.59)	0.56	0.45	1.10	661	23
12-31-2014	21.82	0.23	1.79	2.02	(0.22)	(1.33)	(1.55)	22.29	9.35	0.56	0.46	1.05	679	14
Series II
12-31-2018	22.89	0.22	(2.58)	(2.36)	(0.21)	(1.59)	(1.80)	18.73	(11.66)	0.76	0.65	0.96	66	15
12-31-2017	21.24	0.19	2.93	3.12	(0.07)	(1.40)	(1.47)	22.89	15.51	0.76	0.65	0.85	90	19 [3,4]
12-31-2016	19.58	0.21	3.56	3.77	(0.20)	(1.91)	(2.11)	21.24	19.92	0.76	0.65	1.03	68	22
12-31-2015	22.22	0.20	(0.84)	(0.64)	(0.18)	(1.82)	(2.00)	19.58	(2.80)	0.76	0.65	0.89	63	23
12-31-2014	21.76	0.19	1.77	1.96	(0.17)	(1.33)	(1.50)	22.22	9.12	0.76	0.66	0.84	71	14
Series NAV
12-31-2018	23.00	0.28	(2.60)	(2.32)	(0.27)	(1.59)	(1.86)	18.82	(11.45)	0.51	0.40	1.23	174	15
12-31-2017	21.32	0.24	2.96	3.20	(0.12)	(1.40)	(1.52)	23.00	15.86	0.51	0.40	1.10	198	19 [3,4]
12-31-2016	19.65	0.26	3.57	3.83	(0.25)	(1.91)	(2.16)	21.32	20.17	0.51	0.40	1.30	134	22
12-31-2015	22.29	0.25	(0.84)	(0.59)	(0.23)	(1.82)	(2.05)	19.65	(2.54)	0.51	0.40	1.15	105	23
12-31-2014	21.82	0.25	1.78	2.03	(0.23)	(1.33)	(1.56)	22.29	9.40	0.51	0.41	1.11	106	14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions. 4. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
Series I
12-31-2018	17.82	(0.08)	0.15	0.07	—	(2.10)	(2.10)	15.79	(1.56)	0.93	0.92	(0.41)	142	69
12-31-2017	14.16	(0.03)	4.04	4.01	—	(0.35)	(0.35)	17.82	28.54	0.93	0.92	(0.16)	166	71
12-31-2016	15.17	(0.04)	0.16	0.12	—	(1.13)	(1.13)	14.16	0.59	0.90 [3]	0.89 [3]	(0.27)	150	85
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	(3.94)	15.17	3.00	0.92	0.91	(0.28)	170	78
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	(4.06)	18.61	8.02	0.92	0.91	(0.37)	188	103
Series II
12-31-2018	16.87	(0.11)	0.17	0.06	—	(2.10)	(2.10)	14.83	(1.71)	1.13	1.12	(0.61)	73	69
12-31-2017	13.45	(0.06)	3.83	3.77	—	(0.35)	(0.35)	16.87	28.26	1.13	1.12	(0.36)	85	71
12-31-2016	14.49	(0.06)	0.15	0.09	—	(1.13)	(1.13)	13.45	0.41	1.10 [3]	1.09 [3]	(0.47)	76	85
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	(3.94)	14.49	2.75	1.12	1.11	(0.48)	91	78
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	(4.04)	17.99	7.82	1.12	1.11	(0.58)	99	103
Series NAV
12-31-2018	18.03	(0.07)	0.14	0.07	—	(2.10)	(2.10)	16.00	(1.54)	0.88	0.87	(0.35)	454	69
12-31-2017	14.31	(0.02)	4.09	4.07	—	(0.35)	(0.35)	18.03	28.66	0.88	0.87	(0.12)	501	71
12-31-2016	15.32	(0.03)	0.15	0.12	—	(1.13)	(1.13)	14.31	0.58	0.85 [3]	0.84 [3]	(0.22)	449	85
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	(3.94)	15.32	3.04	0.87	0.86	(0.23)	506	78
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	(4.07)	18.75	8.12	0.87	0.86	(0.32)	562	103
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Mid Value Trust
Series I
12-31-2018	11.60	0.09	(1.20)	(1.11)	(0.09)	(0.93)	(1.02)	9.47	(10.84)	1.05	0.99	0.80	241	35
12-31-2017	11.62	0.11	1.10	1.21	(0.11)	(1.12)	(1.23)	11.60	11.43	1.04	0.99	0.96	312	32
12-31-2016	10.72	0.12	2.35	2.47	(0.13)	(1.44)	(1.57)	11.62	24.02	1.02 [3]	0.96 [3]	1.03	339	56
12-31-2015	13.96	0.13	(0.68)	(0.55)	(0.14)	(2.55)	(2.69)	10.72	(3.43)	1.04	0.98	0.99	276	47
12-31-2014	13.99	0.11	1.37	1.48	(0.10)	(1.41)	(1.51)	13.96	10.60	1.04	0.98	0.77	347	32
Series II
12-31-2018	11.61	0.07	(1.19)	(1.12)	(0.07)	(0.93)	(1.00)	9.49	(10.93)	1.25	1.19	0.60	48	35
12-31-2017	11.63	0.09	1.10	1.19	(0.09)	(1.12)	(1.21)	11.61	11.21	1.24	1.19	0.76	62	32
12-31-2016	10.73	0.09	2.36	2.45	(0.11)	(1.44)	(1.55)	11.63	23.77	1.21 [3]	1.16 [3]	0.83	67	56
12-31-2015	13.97	0.10	(0.67)	(0.57)	(0.12)	(2.55)	(2.67)	10.73	(3.64)	1.24	1.18	0.79	59	47
12-31-2014	14.00	0.08	1.38	1.46	(0.08)	(1.41)	(1.49)	13.97	10.39	1.24	1.18	0.57	76	32
Series NAV
12-31-2018	11.53	0.10	(1.18)	(1.08)	(0.10)	(0.93)	(1.03)	9.42	(10.68)	1.00	0.94	0.86	359	35
12-31-2017	11.56	0.11	1.10	1.21	(0.12)	(1.12)	(1.24)	11.53	11.46	0.99	0.94	0.99	434	32
12-31-2016	10.67	0.12	2.34	2.46	(0.13)	(1.44)	(1.57)	11.56	24.09	0.97 [3]	0.91 [3]	1.09	425	56
12-31-2015	13.91	0.13	(0.67)	(0.54)	(0.15)	(2.55)	(2.70)	10.67	(3.40)	0.99	0.93	1.04	408	47
12-31-2014	13.94	0.12	1.37	1.49	(0.11)	(1.41)	(1.52)	13.91	10.70	0.99	0.93	0.82	481	32
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Mutual Shares Trust
Series I
12-31-2018	6.67	0.08	(0.64)	(0.56)	(0.09)	(0.24)	(0.33)	5.78	(8.96)	1.10	1.09	1.25	144	24
12-31-2017	11.74	0.18	0.52	0.70	(0.66)	(5.11)	(5.77)	6.67	8.32	1.10	1.09	1.95	172	20
12-31-2016	11.76	0.28	1.56	1.84	(0.76)	(1.10)	(1.86)	11.74	16.71	1.06	1.05	2.35	173	26
12-31-2015	14.02	0.24	(0.90)	(0.66)	(0.29)	(1.31)	(1.60)	11.76	(4.68)	1.06	1.05	1.74	172	22
12-31-2014	13.75	0.37 [3]	0.63	1.00	(0.47)	(0.26)	(0.73)	14.02	7.21	1.03	1.03	2.62 [3]	200	19
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.10 and 0.74%, respectively.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
Series I
12-31-2018	19.71	0.43	(1.09)	(0.66)	(0.33)	—	(0.33)	18.72	(3.46)	0.81	0.81	2.21	64	164
12-31-2017	18.65	0.40	0.76	1.16	(0.10)	—	(0.10)	19.71	6.24	0.81	0.80	2.08	77	166
12-31-2016	18.08	0.44	0.78	1.22	(0.65)	—	(0.65)	18.65	6.92	0.74 [3]	0.74 [3]	2.32	85	147
12-31-2015	17.95	0.36	0.11	0.47	(0.34)	—	(0.34)	18.08	2.68	0.79	0.79	2.02	90	152
12-31-2014	13.84	0.30	4.08	4.38	(0.27)	—	(0.27)	17.95	31.73	0.79	0.79	1.88	104	131
Series II
12-31-2018	19.74	0.38	(1.08)	(0.70)	(0.32)	—	(0.32)	18.72	(3.64)	1.01	1.01	2.00	35	164
12-31-2017	18.68	0.36	0.77	1.13	(0.07)	—	(0.07)	19.74	6.06	1.01	1.00	1.88	45	166
12-31-2016	18.11	0.40	0.78	1.18	(0.61)	—	(0.61)	18.68	6.69	0.94 [3]	0.93 [3]	2.11	51	147
12-31-2015	17.97	0.32	0.13	0.45	(0.31)	—	(0.31)	18.11	2.46	0.99	0.99	1.80	55	152
12-31-2014	13.86	0.27	4.08	4.35	(0.24)	—	(0.24)	17.97	31.52	0.99	0.99	1.65	66	131
Series NAV
12-31-2018	19.59	0.43	(1.08)	(0.65)	(0.33)	—	(0.33)	18.61	(3.43)	0.76	0.76	2.26	204	164
12-31-2017	18.53	0.41	0.76	1.17	(0.11)	—	(0.11)	19.59	6.26	0.76	0.75	2.15	254	166
12-31-2016	17.97	0.45	0.77	1.22	(0.66)	—	(0.66)	18.53	6.96	0.69 [3]	0.69 [3]	2.37	267	147
12-31-2015	17.84	0.38	0.10	0.48	(0.35)	—	(0.35)	17.97	2.80	0.74	0.74	2.12	271	152
12-31-2014	13.76	0.31	4.05	4.36	(0.28)	—	(0.28)	17.84	31.75	0.74	0.74	1.93	283	131
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
Science & Technology Trust
Series I
12-31-2018	29.97	(0.11)	0.68	0.57	—	(4.74)	(4.74)	25.80	(0.61)	1.12	1.08	(0.35)	594	108
12-31-2017	22.48	(0.09)	9.17	9.08	(0.02)	(1.57)	(1.59)	29.97	41.13	1.12	1.08	(0.34)	617	91
12-31-2016	23.78	0.02	1.99	2.01	—	(3.31)	(3.31)	22.48	8.39	1.12 [3]	1.07 [3]	0.09	425	111
12-31-2015	27.08	(0.08)	1.43	1.35	—	(4.65)	(4.65)	23.78	6.69	1.12	1.07	(0.32)	437	118
12-31-2014	24.73	(0.07)	3.25	3.18	—	(0.83)	(0.83)	27.08	12.89	1.11	1.07	(0.29)	420	100
Series II
12-31-2018	28.79	(0.17)	0.70	0.53	—	(4.74)	(4.74)	24.58	(0.78)	1.32	1.28	(0.55)	49	108
12-31-2017	21.68	(0.14)	8.82	8.68	—	(1.57)	(1.57)	28.79	40.81	1.32	1.28	(0.54)	53	91
12-31-2016	23.09	(0.02)	1.92	1.90	—	(3.31)	(3.31)	21.68	8.15	1.32 [3]	1.27 [3]	(0.11)	42	111
12-31-2015	26.48	(0.13)	1.39	1.26	—	(4.65)	(4.65)	23.09	6.49	1.32	1.27	(0.52)	45	118
12-31-2014	24.24	(0.12)	3.19	3.07	—	(0.83)	(0.83)	26.48	12.70	1.31	1.27	(0.49)	48	100
Series NAV
12-31-2018	30.26	(0.10)	0.68	0.58	—	(4.74)	(4.74)	26.10	(0.57)	1.07	1.03	(0.31)	64	108
12-31-2017	22.68	(0.08)	9.26	9.18	(0.03)	(1.57)	(1.60)	30.26	41.21	1.07	1.03	(0.29)	48	91
12-31-2016	23.96	0.03	2.00	2.03	—	(3.31)	(3.31)	22.68	8.41	1.07 [3]	1.02 [3]	0.14	34	111
12-31-2015	27.23	(0.07)	1.45	1.38	—	(4.65)	(4.65)	23.96	6.77	1.07	1.02	(0.27)	29	118
12-31-2014	24.85	(0.06)	3.27	3.21	—	(0.83)	(0.83)	27.23	12.95	1.06	1.02	(0.24)	23	100
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
Series I
12-31-2018	16.09	0.17	(1.78)	(1.61)	(0.15)	(0.97)	(1.12)	13.36	(11.42)	0.58	0.52	1.04	365	24
12-31-2017	14.74	0.15	1.89	2.04	(0.07)	(0.62)	(0.69)	16.09	14.39	0.58	0.52	0.97	416	22
12-31-2016	13.28	0.16	2.51	2.67	(0.15)	(1.06)	(1.21)	14.74	20.98	0.58	0.52	1.18	366	22
12-31-2015	15.40	0.16	(0.87)	(0.71)	(0.15)	(1.26)	(1.41)	13.28	(4.58)	0.58	0.52	1.06	286	19
12-31-2014	15.83	0.14	0.55	0.69	(0.14)	(0.98)	(1.12)	15.40	4.59	0.57	0.52	0.93	302	20
Series II
12-31-2018	16.00	0.13	(1.75)	(1.62)	(0.12)	(0.97)	(1.09)	13.29	(11.55)	0.78	0.72	0.82	32	24
12-31-2017	14.66	0.11	1.89	2.00	(0.04)	(0.62)	(0.66)	16.00	14.18	0.78	0.72	0.75	42	22
12-31-2016	13.22	0.13	2.50	2.63	(0.13)	(1.06)	(1.19)	14.66	20.70	0.78	0.72	0.98	45	22
12-31-2015	15.34	0.13	(0.87)	(0.74)	(0.12)	(1.26)	(1.38)	13.22	(4.79)	0.78	0.72	0.85	40	19
12-31-2014	15.77	0.11	0.55	0.66	(0.11)	(0.98)	(1.09)	15.34	4.41	0.77	0.72	0.72	52	20
Series NAV
12-31-2018	16.10	0.18	(1.77)	(1.59)	(0.16)	(0.97)	(1.13)	13.38	(11.30)	0.53	0.47	1.09	124	24
12-31-2017	14.75	0.16	1.89	2.05	(0.08)	(0.62)	(0.70)	16.10	14.43	0.53	0.47	1.02	137	22
12-31-2016	13.29	0.17	2.51	2.68	(0.16)	(1.06)	(1.22)	14.75	21.01	0.53	0.47	1.23	115	22
12-31-2015	15.42	0.17	(0.88)	(0.71)	(0.16)	(1.26)	(1.42)	13.29	(4.59)	0.53	0.47	1.12	87	19
12-31-2014	15.84	0.15	0.56	0.71	(0.15)	(0.98)	(1.13)	15.42	4.71	0.52	0.47	1.00	95	20
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
Series I
12-31-2018	32.01	0.11	(3.10)	(2.99)	(0.14)	(6.51)	(6.65)	22.37	(13.84)	1.14	0.96	0.36	74	23
12-31-2017	31.06	0.09	3.08	3.17	(0.13)	(2.09)	(2.22)	32.01	11.07	1.10	1.02	0.29	97	41
12-31-2016	28.76	0.12	5.16	5.28	(0.14)	(2.84)	(2.98)	31.06	19.47	1.08 [3]	0.99 [3]	0.43	99	32
12-31-2015	31.56	0.12	(1.75)	(1.63)	(0.03)	(1.14)	(1.17)	28.76	(5.17)	1.10	1.00	0.39	94	25
12-31-2014	30.84	0.02	0.71	0.73	(0.01)	—	(0.01)	31.56	2.38	1.10	1.00	0.08	112	40
Series II
12-31-2018	31.48	0.05	(3.03)	(2.98)	(0.08)	(6.51)	(6.59)	21.91	(14.02)	1.34	1.16	0.16	29	23
12-31-2017	30.58	0.03	3.04	3.07	(0.08)	(2.09)	(2.17)	31.48	10.86	1.30	1.22	0.09	39	41
12-31-2016	28.35	0.07	5.08	5.15	(0.08)	(2.84)	(2.92)	30.58	19.25	1.28 [3]	1.19 [3]	0.23	39	32
12-31-2015	31.16	0.06	(1.73)	(1.67)	—	(1.14)	(1.14)	28.35	(5.34)	1.30	1.20	0.19	39	25
12-31-2014	30.51	(0.04)	0.69	0.65	—	—	—	31.16	2.13	1.30	1.20	(0.12)	46	40
Series NAV
12-31-2018	31.85	0.13	(3.09)	(2.96)	(0.15)	(6.51)	(6.66)	22.23	(13.81)	1.09	0.91	0.42	23	23
12-31-2017	30.90	0.11	3.08	3.19	(0.15)	(2.09)	(2.24)	31.85	11.19	1.05	0.97	0.34	29	41
12-31-2016	28.63	0.14	5.13	5.27	(0.16)	(2.84)	(3.00)	30.90	19.51	1.03 [3]	0.94 [3]	0.48	85	32
12-31-2015	31.42	0.14	(1.75)	(1.61)	(0.04)	(1.14)	(1.18)	28.63	(5.12)	1.05	0.95	0.44	86	25
12-31-2014	30.70	0.04	0.70	0.74	(0.02)	—	(0.02)	31.42	2.43	1.05	0.95	0.14	124	40
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Stock Trust
Series I
12-31-2018	10.13	(0.06)	(0.33)	(0.39)	—	(0.66)	(0.66)	9.08	(5.19)	1.11	1.10	(0.59)	81	88
12-31-2017	8.01	(0.06)	2.18	2.12	—	—	—	10.13	26.47	1.13	1.12	(0.61)	89	102
12-31-2016	8.61	(0.02)	0.20	0.18	—	(0.78)	(0.78)	8.01	2.29	1.09 [3]	1.08 [3]	(0.28)	79	95
12-31-2015	11.68	(0.05)	(0.87)	(0.92)	—	(2.15)	(2.15)	8.61	(8.85)	1.14	1.13	(0.46)	96	87
12-31-2014	12.82	(0.10)	1.00	0.90	—	(2.04)	(2.04)	11.68	7.57	1.14	1.13	(0.81)	117	83
Series II
12-31-2018	9.66	(0.08)	(0.31)	(0.39)	—	(0.66)	(0.66)	8.61	(5.44)	1.31	1.30	(0.78)	28	88
12-31-2017	7.65	(0.07)	2.08	2.01	—	—	—	9.66	26.27	1.33	1.32	(0.81)	31	102
12-31-2016	8.27	(0.04)	0.20	0.16	—	(0.78)	(0.78)	7.65	2.14	1.29 [3]	1.28 [3]	(0.47)	28	95
12-31-2015	11.33	(0.07)	(0.84)	(0.91)	—	(2.15)	(2.15)	8.27	(9.06)	1.34	1.33	(0.66)	32	87
12-31-2014	12.52	(0.12)	0.97	0.85	—	(2.04)	(2.04)	11.33	7.34	1.34	1.33	(1.01)	35	83
Series NAV
12-31-2018	10.25	(0.06)	(0.34)	(0.40)	—	(0.66)	(0.66)	9.19	(5.22)	1.06	1.05	(0.57)	147	88
12-31-2017	8.09	(0.05)	2.21	2.16	—	—	—	10.25	26.70	1.08	1.07	(0.56)	335	102
12-31-2016	8.69	(0.02)	0.20	0.18	—	(0.78)	(0.78)	8.09	2.27	1.04 [3]	1.03 [3]	(0.22)	267	95
12-31-2015	11.76	(0.04)	(0.88)	(0.92)	—	(2.15)	(2.15)	8.69	(8.78)	1.09	1.08	(0.40)	297	87
12-31-2014	12.89	(0.09)	1.00	0.91	—	(2.04)	(2.04)	11.76	7.60	1.09	1.08	(0.76)	350	83
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
Small Cap Value Trust
Series I
12-31-2018	20.25	0.14	(2.16)	(2.02)	(0.13)	(2.50)	(2.63)	15.60	(12.50)	1.11	1.10	0.69	211	13
12-31-2017	21.51	0.23	0.36	0.59	(0.19)	(1.66)	(1.85)	20.25	3.73	1.13	1.12	1.10	309	19
12-31-2016	20.30	0.14	4.14	4.28	(0.14)	(2.93)	(3.07)	21.51	22.67	1.10 [3]	1.10 [3]	0.69	373	16
12-31-2015	24.61	0.12	(0.62)	(0.50)	(0.10)	(3.71)	(3.81)	20.30	(1.36)	1.12	1.11	0.51	323	22
12-31-2014	26.09	0.16 [4]	1.55	1.71	(0.16)	(3.03)	(3.19)	24.61	7.18	1.12	1.12	0.63 [4]	349	22
Series II
12-31-2018	20.13	0.10	(2.14)	(2.04)	(0.09)	(2.50)	(2.59)	15.50	(12.66)	1.31	1.30	0.49	25	13
12-31-2017	21.40	0.19	0.35	0.54	(0.15)	(1.66)	(1.81)	20.13	3.50	1.33	1.32	0.89	35	19
12-31-2016	20.21	0.10	4.12	4.22	(0.10)	(2.93)	(3.03)	21.40	22.45	1.30 [3]	1.29 [3]	0.49	41	16
12-31-2015	24.52	0.07	(0.62)	(0.55)	(0.05)	(3.71)	(3.76)	20.21	(1.57)	1.32	1.31	0.30	36	22
12-31-2014	26.01	0.11 [4]	1.54	1.65	(0.11)	(3.03)	(3.14)	24.52	6.96	1.32	1.32	0.43 [4]	43	22
Series NAV
12-31-2018	20.18	0.15	(2.15)	(2.00)	(0.14)	(2.50)	(2.64)	15.54	(12.45)	1.06	1.05	0.75	249	13
12-31-2017	21.44	0.23	0.37	0.60	(0.20)	(1.66)	(1.86)	20.18	3.79	1.08	1.07	1.12	312	19
12-31-2016	20.25	0.15	4.12	4.27	(0.15)	(2.93)	(3.08)	21.44	22.68	1.05 [3]	1.05 [3]	0.74	313	16
12-31-2015	24.56	0.13	(0.62)	(0.49)	(0.11)	(3.71)	(3.82)	20.25	(1.31)	1.07	1.06	0.56	292	22
12-31-2014	26.04	0.17 [4]	1.55	1.72	(0.17)	(3.03)	(3.20)	24.56	7.25	1.07	1.07	0.68 [4]	330	22
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.06 and 0.22%, respectively.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust
Series I
12-31-2018	20.86	0.15	(2.46)	(2.31)	(0.08)	(1.85)	(1.93)	16.62	(12.94)	1.15	1.09	0.74	50	23
12-31-2017	22.06	0.07	2.07	2.14	(0.05)	(3.29)	(3.34)	20.86	11.49	1.15	1.09	0.34	66	19
12-31-2016	19.68	0.17	5.72	5.89	(0.15)	(3.36)	(3.51)	22.06	32.32	1.12 [3]	1.06 [3]	0.83	72	24
12-31-2015	24.72	0.20	(1.61)	(1.41)	(0.30)	(3.33)	(3.63)	19.68	(5.60)	1.13	1.07	0.86	60	35
12-31-2014	25.26	0.14	(0.12)	0.02	(0.01)	(0.55)	(0.56)	24.72	0.11	1.12	1.06	0.55	74	16
Series II
12-31-2018	20.43	0.11	(2.40)	(2.29)	(0.04)	(1.85)	(1.89)	16.25	(13.09)	1.35	1.29	0.54	41	23
12-31-2017	21.71	0.03	2.02	2.05	(0.04)	(3.29)	(3.33)	20.43	11.26	1.35	1.29	0.14	55	19
12-31-2016	19.42	0.13	5.63	5.76	(0.11)	(3.36)	(3.47)	21.71	32.05	1.32 [3]	1.26 [3]	0.63	58	24
12-31-2015	24.40	0.15	(1.58)	(1.43)	(0.22)	(3.33)	(3.55)	19.42	(5.79)	1.33	1.27	0.66	49	35
12-31-2014	24.99	0.08	(0.12)	(0.04)	—	(0.55)	(0.55)	24.40	(0.12)	1.32	1.26	0.34	61	16
Series NAV
12-31-2018	20.81	0.08	(2.38)	(2.30)	(0.09)	(1.85)	(1.94)	16.57	(12.93)	1.10	1.04	0.40	36	23
12-31-2017	22.00	0.08	2.07	2.15	(0.05)	(3.29)	(3.34)	20.81	11.58	1.10	1.04	0.39	178	19
12-31-2016	19.64	0.17	5.71	5.88	(0.16)	(3.36)	(3.52)	22.00	32.33	1.07 [3]	1.01 [3]	0.86	156	24
12-31-2015	24.69	0.21	(1.60)	(1.39)	(0.33)	(3.33)	(3.66)	19.64	(5.51)	1.08	1.02	0.91	187	35
12-31-2014	25.22	0.15	(0.12)	0.03	(0.01)	(0.55)	(0.56)	24.69	0.14	1.07	1.01	0.60	224	16
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Strategic Equity Allocation Trust
Series NAV
12-31-2018	19.88	0.36	(1.92)	(1.56)	(0.33)	(0.86)	(1.19)	17.13	(8.52)	0.66	0.53	1.83	9,327	5
12-31-2017	16.86	0.32	3.31	3.63	(0.34)	(0.27)	(0.61)	19.88	21.77	0.66	0.54	1.72	11,485	5
12-31-2016	16.09	0.32	1.08	1.40	(0.29)	(0.34)	(0.63)	16.86	8.81	0.67	0.53	1.96	11,117	18
12-31-2015	17.14	0.31	(0.39)	(0.08)	(0.32)	(0.65)	(0.97)	16.09	(0.35)	0.67	0.53	1.83	9,945	7
12-31-2014	16.85	0.33	0.75	1.08	(0.32)	(0.47)	(0.79)	17.14	6.40	0.66	0.52	1.92	11,176	13
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Total Stock Market Index Trust
Series I
12-31-2018	22.39	0.39	(1.55)	(1.16)	(0.27)	(0.74)	(1.01)	20.22	(5.70)	0.58	0.50	1.72	488	2
12-31-2017	19.21	0.31	3.58	3.89	(0.28)	(0.43)	(0.71)	22.39	20.59	0.57	0.53	1.48	584	6 [3]
12-31-2016	17.61	0.29	1.87	2.16	(0.26)	(0.30)	(0.56)	19.21	12.38	0.57	0.57	1.61	473	3
12-31-2015	18.53	0.26	(0.40)	(0.14)	(0.24)	(0.54)	(0.78)	17.61	(0.64)	0.57	0.56	1.41	440	4
12-31-2014	17.08	0.24	1.71	1.95	(0.21)	(0.29)	(0.50)	18.53	11.47	0.57	0.56	1.38	465	5
Series II
12-31-2018	22.31	0.35	(1.56)	(1.21)	(0.22)	(0.74)	(0.96)	20.14	(5.92)	0.78	0.70	1.52	37	2
12-31-2017	19.15	0.27	3.56	3.83	(0.24)	(0.43)	(0.67)	22.31	20.33	0.77	0.73	1.28	45	6 [3]
12-31-2016	17.56	0.25	1.87	2.12	(0.23)	(0.30)	(0.53)	19.15	12.15	0.77	0.77	1.41	36	3
12-31-2015	18.48	0.22	(0.40)	(0.18)	(0.20)	(0.54)	(0.74)	17.56	(0.83)	0.77	0.76	1.20	35	4
12-31-2014	17.03	0.21	1.71	1.92	(0.18)	(0.29)	(0.47)	18.48	11.30	0.77	0.76	1.17	42	5
Series NAV
12-31-2018	22.38	0.40	(1.55)	(1.15)	(0.28)	(0.74)	(1.02)	20.21	(5.66)	0.53	0.45	1.77	137	2
12-31-2017	19.20	0.32	3.58	3.90	(0.29)	(0.43)	(0.72)	22.38	20.65	0.52	0.48	1.53	165	6 [3]
12-31-2016	17.61	0.30	1.86	2.16	(0.27)	(0.30)	(0.57)	19.20	12.38	0.52	0.52	1.67	132	3
12-31-2015	18.52	0.27	(0.39)	(0.12)	(0.25)	(0.54)	(0.79)	17.61	(0.53)	0.52	0.51	1.46	99	4
12-31-2014	17.08	0.25	1.70	1.95	(0.22)	(0.29)	(0.51)	18.52	11.46	0.52	0.51	1.43	95	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Utilities Trust
Series I
12-31-2018	14.12	0.40	(0.27)	0.13	(0.47)	—	(0.47)	13.78	0.88	0.95	0.94	2.81	204	26
12-31-2017	12.60	0.40	1.46	1.86	(0.34)	—	(0.34)	14.12	14.74	0.94	0.93	2.90	260	26
12-31-2016	12.05	0.39	0.99	1.38	(0.60)	(0.23)	(0.83)	12.60	11.36	0.89 [3]	0.88 [3]	3.00	278	31
12-31-2015	16.27	0.38	(2.66)	(2.28)	(0.46)	(1.48)	(1.94)	12.05	(14.76)	0.92	0.92	2.51	298	37
12-31-2014	15.44	0.49 [4]	1.48	1.97	(0.51)	(0.63)	(1.14)	16.27	12.59	0.93	0.92	2.93 [4]	441	53
Series II
12-31-2018	13.97	0.36	(0.25)	0.11	(0.45)	—	(0.45)	13.63	0.69	1.15	1.14	2.59	13	26
12-31-2017	12.47	0.37	1.44	1.81	(0.31)	—	(0.31)	13.97	14.52	1.14	1.13	2.70	15	26
12-31-2016	11.93	0.36	0.98	1.34	(0.57)	(0.23)	(0.80)	12.47	11.16	1.09 [3]	1.08 [3]	2.80	15	31
12-31-2015	16.14	0.34	(2.64)	(2.30)	(0.43)	(1.48)	(1.91)	11.93	(15.02)	1.12	1.12	2.30	15	37
12-31-2014	15.32	0.46 [4]	1.47	1.93	(0.48)	(0.63)	(1.11)	16.14	12.41	1.13	1.12	2.79 [4]	23	53
Series NAV
12-31-2018	14.10	0.40	(0.26)	0.14	(0.48)	—	(0.48)	13.76	0.93	0.90	0.89	2.84	28	26
12-31-2017	12.58	0.41	1.45	1.86	(0.34)	—	(0.34)	14.10	14.82	0.89	0.88	2.95	30	26
12-31-2016	12.03	0.39	0.99	1.38	(0.60)	(0.23)	(0.83)	12.58	11.43	0.84 [3]	0.84 [3]	3.02	28	31
12-31-2015	16.26	0.39	(2.67)	(2.28)	(0.47)	(1.48)	(1.95)	12.03	(14.79)	0.87	0.87	2.58	30	37
12-31-2014	15.42	0.50 [4]	1.49	1.99	(0.52)	(0.63)	(1.15)	16.26	12.72	0.88	0.87	2.98 [4]	40	53
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.52%, respectively.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust), is a no load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (portfolios), thirty-nine of which are presented in this report.

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the Lifestyle Portfolios) operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov. These funds are not covered by this report.

Effective on April 27, 2018, Alpha Opportunities Trust merged into Mid Cap Stock Trust.

Effective on May 1, 2018, Small Cap Growth Trust changed its name to Small Cap Stock Trust.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by the portfolios are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust, Financial Industries Trust and International Equity Index Trust where series NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Except for investments in exchange-traded funds, investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

As of December 31, 2018, for American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Real Estate Securities Trust and Small Company Value Trust, all investments are categorized as Level 1 under the hierarchy described above.

As of December 31, 2018, for 500 Index Trust and Mid Cap Index Trust, all investments, including futures, are categorized as Level 1 except short-term investments, which are categorized as Level 2.

The following is a summary of the values by input classification of the remaining portfolios’ investments as of December 31, 2018, by major security category or type:

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Blue Chip Growth Trust
Investments in securities:
Assets
Common stocks
Communication services	$267,783,581	$224,340,519	$43,443,062	—
Consumer discretionary	431,292,522	431,292,522	—	—
Consumer staples	884,879	884,879	—	—
Financials	123,676,959	123,676,959	—	—
Health care	392,711,659	392,711,659	—	—
Industrials	173,442,333	173,442,333	—	—
Information technology	514,497,498	514,497,498	—	—
Materials	9,468,162	9,468,162	—	—
Real estate	1,046,427	1,046,427	—	—
Utilities	2,463,298	2,463,298	—	—
Securities lending collateral	36,100,458	36,100,458	—	—
Short-term investments	7,860,893	7,860,893	—	—
Total investments in securities	$1,961,228,669	$1,917,785,607	$43,443,062	—

Capital Appreciation Trust
Investments in securities:
Assets
Common stocks
Communication services	$82,418,890	$63,618,493	$18,800,397	—
Consumer discretionary	104,572,854	98,243,849	6,329,005	—
Consumer staples	16,851,425	16,851,425	—	—
Energy	2,386,784	2,386,784	—	—
Financials	19,603,195	19,603,195	—	—
Health care	72,823,109	72,823,109	—	—
Industrials	27,094,493	21,475,302	5,619,191	—
Information technology	166,300,803	162,169,599	4,131,204	—
Materials	4,252,800	4,252,800	—	—
Real estate	7,608,753	7,608,753	—	—
Securities lending collateral	8,835,514	8,835,514	—	—
Short-term investments	3,668,865	3,668,865	—	—
Total investments in securities	$516,417,485	$481,537,688	$34,879,797	—

Capital Appreciation Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$13,901,558	$13,901,558	—	—
Consumer discretionary	24,165,609	24,165,609	—	—
Consumer staples	1,263,385	1,263,385	—	—
Energy	4,064,786	4,064,733	$53	—
Financials	27,387,478	27,387,478	—	—
Health care	52,846,375	52,846,375	—	—
Industrials	27,731,762	27,731,762	—	—
Information technology	59,696,500	59,696,500	—	—
Real estate	4,420,303	4,420,303	—	—
Utilities	21,767,716	21,767,716	—	—
Preferred securities
Financials	6,854,662	6,854,662	—	—
Health care	3,532,807	3,532,807	—	—
Industrials	982,727	—	982,727	—
Utilities	5,994,521	5,994,521	—	—
U.S. Government and Agency obligations	7,419,546	—	7,419,546	—
Corporate bonds	74,372,629	—	74,372,629	—
Term loans	9,686,342	—	9,686,342	—
Asset backed securities	1,300,050	—	1,300,050	—
Securities lending collateral	1,921,001	1,921,001	—	—
Short-term investments	5,635,483	1,246,483	4,389,000	—
Total investments in securities	$354,945,240	$256,794,893	$98,150,347	—
Derivatives:
Liabilities
Written options	($1,446,231)	—	($1,446,231)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Emerging Markets Value Trust
Investments in securities:
Assets
Common stocks
Brazil	$11,894,861	$698,571	$11,196,290	—
Chile	3,957,624	—	3,957,624	—
China	23,343,019	1,675,246	21,584,429	$83,344
Colombia	1,436,167	1,436,167	—	—
Czech Republic	991,192	—	991,192	—
Greece	95,511	—	95,511	—
Hong Kong	10,233,226	93,005	9,925,611	214,610
Hungary	1,206,906	—	1,206,906	—
India	26,572,329	832,496	25,600,788	139,045
Indonesia	5,248,266	—	5,231,579	16,687
Malaysia	7,735,585	—	7,735,585	—
Mexico	7,540,856	7,540,856	—	—
Philippines	4,598,335	—	4,598,222	113
Poland	2,054,416	—	2,054,416	—
Russia	3,832,472	—	3,832,472	—
Singapore	21,024	—	21,024	—
South Africa	15,514,817	861,136	14,653,681	—
South Korea	34,473,787	7,017,192	27,414,137	42,458
Taiwan	33,206,428	803,889	32,377,439	25,100
Thailand	5,647,064	—	5,641,791	5,273
Turkey	1,309,728	—	1,307,552	2,176
Ukraine	139,823	—	139,823	—
Preferred securities
Brazil	3,608,166	—	3,608,166	—
Colombia	411,321	411,321	—	—
Panama	21,157	21,157	—	—
South Korea	9,356	—	—	9,356
Rights	15,710	13,459	2,251	—
Warrants	10,946	10,946	—	—
Securities lending collateral	3,219,466	3,219,466	—	—
Total investments in securities	$208,349,558	$24,634,907	$183,176,489	$538,162
Derivatives:
Liabilities
Futures	($16,100)	($16,100)	—	—

Equity Income Trust
Investments in securities:
Assets
Common stocks
Communication services	$118,397,251	$109,511,666	$8,885,585	—
Consumer discretionary	34,995,394	34,995,394	—	—
Consumer staples	102,117,938	102,117,938	—	—
Energy	135,444,521	104,353,073	31,091,448	—
Financials	345,856,759	345,856,759	—	—
Health care	194,955,300	184,557,436	10,397,864	—
Industrials	160,570,908	160,570,908	—	—
Information technology	110,727,743	110,727,743	—	—
Materials	74,934,130	72,416,960	2,517,170	—
Real estate	38,926,313	38,926,313	—	—
Utilities	87,547,818	87,547,818	—	—
Preferred securities	37,785,555	37,785,555	—	—
Corporate bonds	5,200,576	—	5,200,576	—
Convertible bonds	2,723,912	—	2,723,912	—
Securities lending collateral	17,959,492	17,959,492	—	—
Short-term investments	21,625,505	21,625,505	—	—
Total investments in securities	$1,489,769,115	$1,428,952,560	$60,816,555	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Financial Industries Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary
Hotels, restaurants and leisure	$188,134	$188,134	—	—
Financials
Banks	90,879,874	83,527,014	$7,352,860	—
Capital markets	12,211,512	10,457,696	1,753,816	—
Consumer finance	9,508,143	9,508,143	—	—
Diversified financial services	9,395,346	7,890,493	1,504,853	—
Insurance	28,050,515	27,136,433	914,082	—
Thrifts and mortgage finance	2,475,685	2,475,685	—	—
Information technology
IT services	876,441	876,441	—	—
Real estate
Equity real estate investment trusts	6,031,280	3,515,356	2,515,924	—
Real estate management and development	1,049,201	—	1,049,201	—
Convertible bonds	819,615	—	819,615	—
Warrants	78,717	78,717	—	—
Short-term investments	3,127,000	—	3,127,000	—
Total investments in securities	$164,691,463	$145,654,112	$19,037,351	—
Derivatives:
Assets
Forward foreign currency contracts	$119,564	—	$119,564	—
Liabilities
Forward foreign currency contracts	(209,208)	—	(209,208)	—

Fundamental All Cap Core Trust
Investments in securities:
Assets
Common stocks
Communication services	$280,659,101	$280,659,101	—	—
Consumer discretionary	353,598,437	340,424,770	$13,173,667	—
Consumer staples	70,162,941	70,162,941	—	—
Energy	105,763,847	105,763,847	—	—
Financials	268,534,979	268,534,979	—	—
Health care	118,142,577	118,142,577	—	—
Industrials	119,950,710	119,950,710	—	—
Information technology	126,010,521	126,010,521	—	—
Real estate	44,053,549	44,053,549	—	—
Short-term investments	23,300,000	—	23,300,000	—
Total investments in securities	$1,510,176,662	$1,473,702,995	$36,473,667	—

Fundamental Large Cap Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$34,081,650	$34,081,650	—	—
Consumer discretionary	55,689,829	55,689,829	—	—
Consumer staples	38,879,573	16,246,352	$22,633,221	—
Energy	62,191,510	62,191,510	—	—
Financials	156,233,144	156,233,144	—	—
Health care	91,548,831	91,548,831	—	—
Industrials	64,629,930	64,629,930	—	—
Information technology	66,445,777	66,445,777	—	—
Materials	12,035,914	12,035,914	—	—
Short-term investments	14,550,000	—	14,550,000	—
Total investments in securities	$596,286,158	$559,102,937	$37,183,221	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Global Trust
Investments in securities:
Assets
Common stocks
Canada	$4,442,009	$4,442,009	—	—
China	7,777,680	4,998,523	$2,779,157	—
Denmark	4,536,707	—	4,536,707	—
France	13,648,402	—	13,648,402	—
Germany	10,932,490	—	10,932,490	—
Hong Kong	7,670,196	—	7,670,196	—
India	3,278,563	—	3,278,563	—
Ireland	2,024,419	1,253,563	770,856	—
Israel	2,802,739	2,802,739	—	—
Italy	3,542,717	—	3,542,717	—
Japan	12,241,066	—	12,241,066	—
Luxembourg	4,196,124	—	4,196,124	—
Netherlands	11,068,968	—	11,068,968	—
Singapore	3,857,343	—	3,857,343	—
South Korea	5,691,506	2,457,845	3,233,661	—
Spain	1,879,641	—	1,879,641	—
Sweden	1,256,601	—	1,256,601	—
Switzerland	6,688,372	—	6,688,372	—
Taiwan	574,909	—	574,909	—
Thailand	2,768,849	—	2,768,849	—
United Kingdom	14,947,195	—	14,947,195	—
United States	54,898,546	54,898,546	—	—
Securities lending collateral	5,562,323	5,562,323	—	—
Short-term investments	1,100,000	—	1,100,000	—
Total investments in securities	$187,387,365	$76,415,548	$110,971,817	—

Health Sciences Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$220,626	—	—	$220,626
Health care	267,001,321	$255,726,436	$10,896,469	378,416
Preferred securities
Consumer discretionary	492,658	—	—	492,658
Health care	1,136,936	576,008	560,928	—
Information technology	135,611	—	—	135,611
Convertible bonds	325,346	—	325,346	—
Rights	44	44	—	—
Short-term investments	1,910,974	1,910,974	—	—
Total investments in securities	$271,223,516	$258,213,462	$11,782,743	$1,227,311

International Equity Index Trust
Investments in securities:
Assets
Common stocks
Australia	$31,973,417	—	$31,973,417	—
Austria	1,093,722	—	1,093,722	—
Belgium	4,304,577	—	4,304,577	—
Brazil	8,108,795	$335,882	7,772,913	—
Canada	43,276,434	43,276,434	—	—
Chile	2,182,678	1,920,865	261,813	—
China	44,547,352	11,976,235	32,571,117	—
Colombia	718,863	718,863	—	—
Czech Republic	363,630	—	363,630	—
Denmark	8,002,331	—	8,002,331	—
Egypt	175,421	—	175,421	—
Finland	5,710,197	—	5,710,197	—
France	48,742,135	—	48,742,135	—
Germany	37,077,472	—	37,077,472	—
Greece	372,021	—	367,738	$4,283
Hong Kong	24,705,791	210,997	24,299,895	194,899
Hungary	593,944	—	593,944	—
India	16,121,902	2,762,935	13,358,967	—
Indonesia	4,173,412	9,383	4,164,029	—
Ireland	4,999,761	338,597	4,661,164	—
Isle of Man	180,602	—	180,602	—
Israel	2,327,476	638,906	1,688,570	—
Italy	9,265,097	—	9,265,097	—
Japan	109,183,016	—	109,183,016	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust (continued)
Jersey, Channel Islands	$278,873	—	$278,873	—
Luxembourg	1,635,988	—	1,635,988	—
Macau	584,393	—	584,393	—
Malaysia	4,284,142	—	4,284,142	—
Mexico	4,919,901	$4,820,601	99,300	—
Netherlands	21,315,597	884,416	20,431,181	—
New Zealand	1,005,898	—	1,005,898	—
Norway	3,323,878	—	3,323,878	—
Peru	758,776	758,776	—	—
Philippines	1,858,609	—	1,858,609	—
Poland	2,215,482	—	2,215,482	—
Portugal	676,949	—	676,949	—
Romania	100,898	—	100,898	—
Russia	6,111,663	4,754,987	1,356,676	—
Singapore	6,277,595	—	6,277,595	—
South Africa	10,645,684	—	10,645,684	—
South Korea	22,552,930	211,672	22,341,258	—
Spain	13,724,532	—	13,724,532	—
Sweden	11,234,815	—	11,234,815	—
Switzerland	41,944,392	—	41,944,392	—
Taiwan	17,651,260	—	17,651,260	—
Thailand	4,151,043	—	4,151,043	—
Turkey	1,122,681	—	1,122,681	—
United Arab Emirates	129,135	—	129,135	—
United Kingdom	67,828,031	—	67,828,031	—
United States	770,819	406,425	364,394	—
Preferred securities
Brazil	4,765,293	—	4,765,293	—
Germany	2,532,107	—	2,532,107	—
South Korea	1,131,290	—	1,129,042	$2,248
Rights	22,517	22,363	154	—
Securities lending collateral	12,354,991	12,354,991	—	—
Short-term investments	5,955,749	5,955,749	—	—
Total investments in securities	$682,065,957	$92,359,077	$589,505,450	$201,430
Derivatives:
Assets
Futures	$10,906	$10,906	—	—
Liabilities
Futures	(265,686)	(265,686)	—	—

International Growth Stock Trust
Investments in securities:
Assets
Common stocks
Australia	$2,086,818	—	$2,086,818	—
Brazil	2,065,516	$904,500	1,161,016	—
Canada	5,417,329	5,417,329	—	—
China	4,196,807	1,969,419	2,227,388	—
Denmark	843,906	—	843,906	—
France	4,794,471	—	4,794,471	—
Germany	4,570,105	—	4,570,105	—
Hong Kong	1,364,751	—	1,364,751	—
Italy	1,983,905	—	1,983,905	—
Japan	4,979,518	—	4,979,518	—
Mexico	1,272,938	1,272,938	—	—
Netherlands	2,617,148	—	2,617,148	—
Singapore	1,221,074	—	1,221,074	—
South Korea	1,605,159	—	1,605,159	—
Spain	805,779	—	805,779	—
Sweden	1,870,898	—	1,870,898	—
Switzerland	3,971,061	—	3,971,061	—
Taiwan	1,256,193	—	1,256,193	—
Thailand	297,511	—	297,511	—
Turkey	522,847	—	522,847	—
United Kingdom	6,167,214	—	6,167,214	—
United States	2,632,032	2,632,032	—	—
Short-term investments	2,160,190	2,160,190	—	—
Total investments in securities	$58,703,170	$14,356,408	$44,346,762	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Small Company Trust
Investments in securities:
Assets
Common stocks
Australia	$7,488,361	$116,365	$7,354,190	$17,806
Austria	1,530,622	—	1,530,622	—
Belgium	1,864,554	—	1,864,554	—
Bermuda	290,620	—	290,620	—
Canada	9,419,639	9,341,896	77,467	276
China	84,414	—	84,414	—
Denmark	2,571,120	—	2,571,120	—
Finland	3,096,170	—	3,096,170	—
France	4,373,126	—	4,373,126	—
Gabon	2,865	—	2,865	—
Georgia	76,140	—	76,140	—
Germany	6,602,512	—	6,602,512	—
Gibraltar	27,286	—	27,286	—
Greece	155	—	—	155
Guernsey, Channel Islands	3,775	—	3,775	—
Hong Kong	3,304,741	—	3,258,335	46,406
Ireland	626,331	—	626,331	—
Isle of Man	74,702	—	74,702	—
Israel	982,349	4,851	977,498	—
Italy	4,484,790	—	4,484,790	—
Japan	26,708,973	—	26,708,973	—
Jersey, Channel Islands	99,929	—	99,929	—
Jordan	55,632	—	55,632	—
Liechtenstein	94,811	—	94,811	—
Luxembourg	364,725	—	364,725	—
Macau	22,382	—	22,382	—
Malaysia	36,781	—	36,781	—
Malta	51,231	—	51,231	—
Monaco	65,841	52,086	13,755	—
Mongolia	7,008	—	7,008	—
Netherlands	2,996,254	—	2,996,254	—
New Zealand	853,118	—	853,118	—
Norway	1,013,973	—	1,013,973	—
Peru	32,947	—	32,947	—
Portugal	594,269	—	594,269	—
Russia	17,381	—	17,381	—
Singapore	1,117,409	—	1,105,911	11,498
South Africa	44,876	—	44,876	—
Spain	2,913,148	—	2,913,148	—
Sweden	3,592,982	—	3,592,982	—
Switzerland	5,841,138	—	5,841,138	—
United Arab Emirates	25,549	—	25,549	—
United Kingdom	18,556,857	—	18,544,674	12,183
United States	647,342	322,358	324,984	—
Preferred securities	175,718	—	175,718	—
Rights	2,462	—	2,462	—
Warrants	1,065	21	1,044	—
Securities lending collateral	9,037,157	9,037,157	—	—
Total investments in securities	$121,875,230	$18,874,734	$102,912,172	$88,324
Derivatives:
Liabilities
Futures	($11,759)	($11,759)	—	—

International Value Trust
Investments in securities:
Assets
Common stocks
Canada	$18,815,355	$18,815,355	—	—
China	26,425,511	7,553,571	$18,871,940	—
Denmark	7,194,521	—	7,194,521	—
France	26,506,268	—	26,506,268	—
Germany	20,039,485	—	20,039,485	—
Hong Kong	12,474,062	—	12,474,062	—
India	3,427,900	—	3,427,900	—
Ireland	9,212,209	—	9,212,209	—
Israel	5,414,856	5,414,856	—	—
Italy	6,459,137	—	6,459,137	—
Japan	26,658,421	—	26,658,421	—
Luxembourg	2,591,314	—	2,591,314	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Value Trust (continued)
Netherlands	$25,681,161	$3,649,344	$22,031,817	—
Singapore	4,549,560	47,300	4,502,260	—
South Korea	25,725,601	4,603,149	21,122,452	—
Switzerland	14,544,019	—	14,544,019	—
Taiwan	6,478,926	—	6,478,926	—
Thailand	7,063,474	—	7,063,474	—
United Kingdom	42,106,033	—	42,106,033	—
Securities lending collateral	4,153,152	4,153,152	—	—
Short-term investments	7,000,000	—	7,000,000	—
Total investments in securities	$302,520,965	$44,236,727	$258,284,238	—

Mid Cap Stock Trust
Investments in securities:
Assets
Common stocks
Communication services	$43,423,947	$43,328,599	—	$95,348
Consumer discretionary	99,169,955	98,742,593	—	427,362
Consumer staples	31,058,036	31,058,036	—	—
Energy	7,996,248	7,996,248	—	—
Financials	17,375,812	17,152,108	$223,704	—
Health care	147,703,146	142,213,842	5,489,304	—
Industrials	56,258,111	56,258,111	—	—
Information technology	183,257,509	175,887,593	4,936,947	2,432,969
Materials	11,625,401	11,625,401	—	—
Real estate	466,521	—	—	466,521
Preferred securities	48,334,022	—	—	48,334,022
Warrants	11,178	11,178	—	—
Securities lending collateral	39,050,234	39,050,234	—	—
Short-term investments	23,600,000	—	23,600,000	—
Total investments in securities	$709,330,120	$623,323,943	$34,249,955	$51,756,222

Mid Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$21,252,985	$21,252,985	—	—
Consumer discretionary	17,874,808	17,874,808	—	—
Consumer staples	77,807,721	68,044,782	$9,762,939	—
Energy	75,199,672	73,086,885	2,112,787	—
Financials	110,380,693	104,885,508	5,495,185	—
Health care	93,289,296	93,289,296	—	—
Industrials	49,865,851	47,283,200	2,582,651	—
Information technology	6,780,092	6,780,092	—	—
Materials	57,266,373	57,266,373	—	—
Real estate	49,764,661	49,764,661	—	—
Utilities	43,741,637	43,741,637	—	—
Preferred securities	1,767,534	1,767,534	—	—
Securities lending collateral	23,595,533	23,595,533	—	—
Short-term investments	47,837,004	47,837,004	—	—
Total investments in securities	$676,423,860	$656,470,298	$19,953,562	—

Mutual Shares Trust
Investments in securities:
Assets
Common stocks
Communication services	$14,214,695	$13,235,869	$978,826	—
Consumer discretionary	5,859,080	5,859,080	—	—
Consumer staples	9,012,834	6,885,063	2,127,771	—
Energy	12,834,816	9,240,489	3,594,327	—
Financials	29,430,489	28,613,542	816,947	—
Health care	17,545,592	17,545,592	—	—
Industrials	8,535,381	5,746,986	2,788,395	—
Information technology	12,545,353	10,486,242	2,059,111	—
Materials	3,205,595	2,913,467	292,128	—
Real estate	2,305,310	2,305,310	—	—
Utilities	1,460,657	1,460,657	—	—
Corporate bonds	5,771,166	—	5,771,166	—
Escrow certificates	11,199	—	—	$11,199
Securities lending collateral	165,019	165,019	—	—
Short-term investments	17,095,637	—	17,095,637	—
Total investments in securities	$139,992,823	$104,457,316	$35,524,308	$11,199

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mutual Shares Trust (continued)
Derivatives:
Assets
Forward foreign currency contracts	$71,225	—	$71,225	—
Liabilities
Forward foreign currency contracts	(14,115)	—	(14,115)	—

Science & Technology Trust
Investments in securities:
Assets
Common stocks
Communication services	$127,144,339	$89,157,236	$37,987,103	—
Consumer discretionary	111,515,602	102,678,695	8,836,907	—
Health care	5,557,410	5,557,410	—	—
Industrials	2,461,820	2,461,820	—	—
Information technology	403,670,274	376,620,805	27,049,469	—
Materials	3,904,040	3,904,040	—	—
Exchange-traded funds	17,083,203	17,083,203	—	—
Preferred securities	1,228,788	—	—	$1,228,788
Securities lending collateral	56,515,024	56,515,024	—	—
Short-term investments	37,871,167	2,694,167	35,177,000	—
Total investments in securities	$766,951,667	$656,672,400	$109,050,479	$1,228,788

Small Cap Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$16,949,316	$16,946,494	—	$2,822
Consumer discretionary	61,768,503	61,740,421	$28,082	—
Consumer staples	14,283,470	14,283,470	—	—
Energy	17,798,171	17,762,972	35,199	—
Financials	92,108,045	92,105,714	—	2,331
Health care	78,950,337	78,948,789	—	1,548
Industrials	75,508,670	75,508,670	—	—
Information technology	74,376,919	74,376,919	—	—
Materials	18,803,795	18,789,369	—	14,426
Real estate	36,984,196	36,984,196	—	—
Utilities	19,371,022	19,371,022	—	—
Preferred securities	35,158	35,158	—	—
Securities lending collateral	34,202,762	34,202,762	—	—
Short-term investments	13,502,518	—	13,502,518	—
Total investments in securities	$554,642,882	$541,055,956	$13,565,799	$21,127
Derivatives:
Liabilities
Futures	($470,478)	($470,478)	—	—

Small Cap Opportunities Trust
Investments in securities:
Assets
Common stocks
Communication services	$2,998,125	$2,998,097	—	$28
Consumer discretionary	17,199,412	17,195,919	—	3,493
Consumer staples	4,175,358	4,175,358	—	—
Energy	6,369,183	6,369,183	—	—
Financials	28,358,983	28,357,492	—	1,491
Health care	14,864,118	14,862,215	—	1,903
Industrials	25,549,370	25,549,370	—	—
Information technology	18,544,359	18,544,359	—	—
Materials	5,917,142	5,917,142	—	—
Real estate	1,520,535	1,520,535	—	—
Utilities	156,095	156,095	—	—
Securities lending collateral	1,451,499	1,451,499	—	—
Short-term investments	1,182,307	1,182,307	—	—
Total investments in securities	$128,286,486	$128,279,571	—	$6,915

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Small Cap Stock Trust
Investments in securities:
Assets
Common stocks
Communication services	$3,488,495	$3,488,495	—	—
Consumer discretionary	43,587,392	43,587,392	—	—
Consumer staples	6,565,737	6,565,737	—	—
Energy	3,676,525	3,676,525	—	—
Financials	15,818,855	15,818,855	—	—
Health care	75,061,151	75,061,151	—	—
Industrials	31,042,117	31,042,117	—	—
Information technology	47,713,756	46,967,933	—	$745,823
Materials	10,691,826	10,691,826	—	—
Real estate	13,738,514	13,738,514	—	—
Preferred securities	2,489,170	—	—	2,489,170
Securities lending collateral	22,967,988	22,967,988	—	—
Short-term investments	2,200,000	—	$2,200,000	—
Total investments in securities	$279,041,526	$273,606,533	$2,200,000	$3,234,993

Small Cap Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$27,984,242	$27,984,242	—	—
Consumer staples	15,265,451	1,597,700	$13,667,751	—
Energy	21,130,860	21,130,860	—	—
Financials	99,791,358	99,791,358	—	—
Health care	22,083,602	22,083,602	—	—
Industrials	161,487,452	154,858,792	6,628,660	—
Information technology	32,091,697	32,091,697	—	—
Materials	37,814,097	37,814,097	—	—
Real estate	48,601,641	48,601,641	—	—
Utilities	9,797,931	9,797,931	—	—
Securities lending collateral	4,751,553	4,751,553	—	—
Short-term investments	10,700,000	—	10,700,000	—
Total investments in securities	$491,499,884	$460,503,473	$30,996,411	—

Strategic Equity Allocation Trust
Investments in securities:
Assets
Common stocks
Communication services	$696,923,852	$532,878,717	$164,042,899	$2,236
Consumer discretionary	934,431,885	614,171,926	320,259,959	—
Consumer staples	736,620,912	401,294,186	335,326,726	—
Energy	474,759,549	301,511,174	173,248,375	—
Financials	1,412,296,532	835,680,203	576,614,682	1,647
Health care	1,229,989,826	898,058,828	331,930,047	951
Industrials	1,033,344,016	611,955,911	421,388,105	—
Information technology	1,330,598,846	1,164,682,803	165,916,043	—
Materials	413,159,405	192,183,593	220,966,739	9,073
Real estate	345,095,064	235,141,655	109,953,409	—
Utilities	327,440,810	216,039,448	111,401,362	—
Preferred securities
Communication services	25,127	25,127	—	—
Consumer discretionary	10,078,040	—	10,078,040	—
Consumer staples	4,607,825	—	4,607,825	—
Health care	1,048,177	—	1,048,177	—
Materials	680,325	—	680,325	—
Rights	147,386	147,386	—	—
Securities lending collateral	105,166,728	105,166,728	—	—
Short-term investments	318,671,541	—	318,671,541	—
Total investments in securities	$9,375,085,846	$6,108,937,685	$3,266,134,254	$13,907
Derivatives:
Liabilities
Futures	($13,739,701)	($13,739,701)	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Total Stock Market Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$63,959,123	$63,957,885	$233	$1,005
Consumer discretionary	69,674,648	69,668,965	5,654	29
Consumer staples	48,167,724	48,167,724	—	—
Energy	38,272,932	38,272,807	—	125
Financials	91,293,363	91,293,043	—	320
Health care	91,375,628	91,366,114	—	9,514
Industrials	64,255,279	64,254,858	—	421
Information technology	126,760,738	126,760,738	—	—
Materials	17,897,978	17,896,203	—	1,775
Real estate	24,840,639	24,832,968	—	7,671
Utilities	20,478,116	20,478,116	—	—
Preferred securities	18,167	18,167	—	—
Warrants	393	393	—	—
Securities lending collateral	8,863,993	8,863,993	—	—
Short-term investments	7,736,040	—	7,736,040	—
Total investments in securities	$673,594,761	$665,831,974	$7,741,927	$20,860
Derivatives:
Liabilities
Futures	($505,544)	($505,544)	—	—

Utilities Trust
Investments in securities:
Assets
Common stocks
Communication services	$35,602,442	$14,147,473	$21,454,969	—
Energy	36,068,597	36,068,597	—	—
Industrials	449,476	449,476	—	—
Real estate	4,884,116	4,884,116	—	—
Utilities	149,305,484	107,947,031	41,358,453	—
Preferred securities	11,816,654	11,816,654	—	—
Securities lending collateral	9,102,067	9,102,067	—	—
Short-term investments	7,404,161	7,404,161	—	—
Total investments in securities	$254,632,997	$191,819,575	$62,813,422	—
Derivatives:
Assets
Forward foreign currency contracts	$988,014	—	$988,014	—
Liabilities
Forward foreign currency contracts	(45,118)	—	(45,118)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

Mid Cap Stock Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-17	$2,580,575	$48,582,762	$51,163,337
Realized gain (loss)	(459,354)	3,899,017	3,439,663
Change in unrealized appreciation (depreciation)	1,244,548	(539,391)	705,157
Purchases	434,087	6,479,611	6,913,698
Sales	(377,656)	(10,087,977)	(10,465,633)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-18	$3,422,200	$48,334,022	$51,756,222
Change in unrealized at period end*	$954,067	$685,019	$1,639,086

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Small Cap Stock Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-17	$506,996	$4,867,088	$5,374,084
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	238,827	(2,377,918)	(2,139,091)
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-18	$745,823	$2,489,170	$3,234,993
Change in unrealized at period end*	$238,827	($153,486)	$85,341

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the tables below:

Mid Cap Stock Trust	Fair Value at 12-31-18	Valuation Technique	Significant Unobservable Inputs	Input/Range*
Common Stocks	$2,840,869	Market Approach	EV to revenue multiple	4.21x–4.87x (weighted average 4.31x)
			Discount	17.5%–25% (weighted average 23.9%)

	$466,521	Market Approach	Pending transaction value	$56.49–$110
			Probability weightings	10%–90%

	$95,348	Market Approach	Prior / recent transactions	$9.58

	$19,462	Market Approach	Expected future value	$0.10
			Discount	50%
	$3,422,200

Preferred Securities	$16,443,643	Market Approach	Average of bids	$43.45
			Discount	10%

	$11,389,630	Market Approach	Pending transaction value	$56.49–$110
			Probability weightings	10%–90%

	$7,589,389	Market Approach	EV to revenue multiple	1.03x–5.70x (weighted average 3.17x)
			Discount	10%–17.5% (weighted average 14.84%)

	$6,713,889	Market Approach	Prior / recent transactions	$5.70

	$6,149,040	Market Approach	EV to revenue multiple	2.73x–5.55x (weighted average 3.38x)
			Discount	25%
			OPM—Volatility	20%–40% (weighted average 32.6%)

	$48,431	Market Approach	Expected future value	$0.36
			Discount	55%
	$48,334,022

Total	$51,756,222

Small Cap Stock Trust	Fair Value at 12-31-18	Valuation Technique	Significant Unobservable Inputs	Input/Range*
Common Stocks	$745,823	Market Approach	EV to revenue multiple	4.21x
			Discount	25%

Preferred Securities	$2,489,170	Market Approach	EV to revenue multiple	2.73x–2.80x (weighted average 2.76x)
			Discount	25%
			OPM—Volatility	20%–40% (weighted average 32.3%)
Total	$3,234,993

*	A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of a portfolio’s Level 3 securities as of December 31, 2018, could have resulted in changes to the fair value measurement, as follows:

Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Average of bids	Increase	Decrease
Discount	Decrease	Increase

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Expected future value	Increase	Decrease
Options Pricing Method (OPM)—Volatility	Variable	Variable
Pending transaction value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Probability Weightings	Variable	Variable

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by a portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolios of Investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying portfolios are recorded on ex-date.

Real estate investment trusts.  The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash or securities collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the portfolio on the next business day. The portfolios will invest its collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks, preferred securities and fixed income securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2018:

Portfolio	Market value of securities on loan	Cash collateral received
500 Index Trust	$3,247,688	$3,315,626
Blue Chip Growth Trust	35,343,664	36,101,503
Capital Appreciation Trust	8,644,896	8,828,913
Capital Appreciation Value Trust	1,881,630	1,923,115
Emerging Markets Value Trust	3,639,703	3,214,233
Equity Income Trust	17,316,417	18,004,457
Global Trust	5,286,696	5,552,349
International Equity Index Trust	11,588,054	12,348,669
International Small Company Trust	8,402,004	9,043,584
International Value Trust	3,823,560	4,139,809
Lifestyle Aggressive Portfolio	537,852	552,900
Mid Cap Index Trust	40,804,331	41,665,816
Mid Cap Stock Trust	38,155,485	39,066,629
Mid Value Trust	22,962,389	23,609,795

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Market value of securities on loan	Cash collateral received
Mutual Shares Trust	$161,971	$165,880
Science & Technology Trust	55,055,172	56,523,976
Small Cap Index Trust	33,232,749	34,172,627
Small Cap Opportunities Trust	1,415,458	1,452,523
Small Cap Stock Trust	22,390,335	22,983,477
Small Cap Value Trust	4,519,467	4,757,731
Small Company Value Trust	5,282,334	5,488,346
Strategic Equity Allocation Trust	100,425,156	105,285,532
Total Stock Market Index Trust	8,660,453	8,868,929
Utilities Trust	8,801,993	9,119,416

In addition, non-cash collateral of approximately $611,204 in the form of U.S. Treasuries was pledged to the Emerging Markets Value Trust. This non-cash collateral cannot be sold or repledged by Emerging Markets Value Trust, and accordingly, is not reflected in the portfolio’s net assets.

Foreign investing.  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Portfolios investing in a single country or in a limited geographic region tend to be riskier than portfolios that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes.  The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit.  The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

The portfolios and other affiliated funds, excluding International Equity Index Trust and Real Estate Securities Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement.

International Equity Index Trust and Real Estate Securities Trust and other affiliated funds have entered into a separate unsecured $50 million line of credit agreement with BNP Paribas.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2018 were as follows:

Portfolio	Commitment Fee
500 Index Trust	$12,857
American Asset Allocation Trust	5,066
American Global Growth Trust	2,462
American Growth Trust	3,878
American Growth-Income Trust	4,206
American International Trust	3,084
Blue Chip Growth Trust	5,850
Capital Appreciation Trust	4,213
Capital Appreciation Value Trust	2,789
Emerging Markets Value Trust	3,571
Equity Income Trust	5,579
Financial Industries Trust	2,464
Fundamental All Cap Core Trust	5,913
Fundamental Large Cap Value Trust	3,563
Global Trust	2,456
Health Sciences Trust	2,606
International Equity Index Trust	10,870
International Growth Stock Trust	2,759
International Small Company Trust	2,288
International Value Trust	3,668
Lifestyle Aggressive Portfolio	$2,053
Lifestyle Balanced Portfolio	4,091
Lifestyle Conservative Portfolio	2,356
Lifestyle Growth Portfolio	17,158
Lifestyle Moderate Portfolio	2,634
Mid Cap Index Trust	5,321
Mid Cap Stock Trust	3,689
Mid Value Trust	3,600
Mutual Shares Trust	2,331
Real Estate Securities Trust	7,732
Science & Technology Trust	3,734
Small Cap Index Trust	3,289
Small Cap Opportunities Trust	2,322
Small Cap Stock Trust	2,970
Small Cap Value Trust	3,273
Small Company Value Trust	2,585
Strategic Equity Allocation Trust	24,645
Total Stock Market Index Trust	3,564
Utilities Trust	2,547

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios’ relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2018, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2018:

	No Expiration Date
Portfolio	Short Term	Long Term
Emerging Markets Value Trust	$3,057,352	$42,210,451
International Equity Index Trust	2,007,335	2,734,166
International Value Trust	4,571,421	—

As of December 31, 2018, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2018, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust	$2,824,968,196	$2,133,256,293	($150,593,782)	$1,982,662,511
American Asset Allocation Trust	1,087,665,104	224,437,258	—	224,437,258
American Global Growth Trust	195,283,599	—	(7,044,512)	(7,044,512)
American Growth Trust	763,073,509	14,969,084	—	14,969,084
American Growth-Income Trust	896,036,587	24,712,656	—	24,712,656
American International Trust	492,077,091	—	(38,214,125)	(38,214,125)
Blue Chip Growth Trust	1,438,556,352	568,861,162	(46,188,845)	522,672,317
Capital Appreciation Trust	467,218,791	76,680,975	(27,482,281)	49,198,694
Capital Appreciation Value Trust	337,909,295	29,628,308	(14,038,594)	15,589,714
Emerging Markets Value Trust	229,883,585	24,848,913	(46,399,040)	(21,550,127)
Equity Income Trust	1,385,672,339	245,911,471	(141,814,695)	104,096,776
Financial Industries Trust	167,248,200	9,387,894	(12,034,275)	(2,646,381)
Fundamental All Cap Core Trust	1,411,767,152	250,338,929	(151,929,419)	98,409,510
Fundamental Large Cap Value Trust	593,402,067	66,064,734	(63,180,643)	2,884,091
Global Trust	210,671,817	10,258,699	(33,543,151)	(23,284,452)
Health Sciences Trust	232,366,849	58,958,878	(20,102,211)	38,856,667
International Equity Index Trust	602,547,497	165,911,577	(86,647,897)	79,263,680
International Growth Stock Trust	66,110,899	732,282	(8,140,011)	(7,407,729)
International Small Company Trust	139,624,852	16,713,208	(34,474,589)	(17,761,381)
International Value Trust	333,743,200	7,229,431	(38,451,666)	(31,222,235)
Lifestyle Aggressive Portfolio	32,833,694	133,779	(1,516,280)	(1,382,501)
Lifestyle Balanced Portfolio	920,630,868	3,679,160	(23,308,333)	(19,629,173)
Lifestyle Conservative Portfolio	189,335,925	—	(9,020,007)	(9,020,007)
Lifestyle Growth Portfolio	5,815,808,357	62,444,653	(108,107,977)	(45,663,324)
Lifestyle Moderate Portfolio	288,292,713	879,535	(9,154,963)	(8,275,428)
Mid Cap Index Trust	1,262,823,173	200,122,659	(152,327,700)	47,794,959
Mid Cap Stock Trust	668,080,728	103,778,598	(62,529,206)	41,249,392
Mid Value Trust	708,914,299	58,556,543	(91,046,982)	(32,490,439)
Mutual Shares Trust	142,935,839	13,649,314	(16,535,220)	(2,885,906)
Real Estate Securities Trust	312,547,310	7,422,877	(18,674,848)	(11,251,971)
Science & Technology Trust	795,752,189	65,928,259	(94,728,781)	(28,800,522)
Small Cap Index Trust	508,039,755	119,842,846	(73,710,197)	46,132,649
Small Cap Opportunities Trust	133,942,259	21,554,891	(27,210,664)	(5,655,773)
Small Cap Stock Trust	291,108,655	23,805,372	(35,872,501)	(12,067,129)
Small Cap Value Trust	471,117,033	75,450,171	(55,067,320)	20,382,851
Small Company Value Trust	119,688,979	22,586,980	(15,182,670)	7,404,310
Strategic Equity Allocation Trust	6,868,437,224	3,055,796,053	(562,887,132)	2,492,908,921
Total Stock Market Index Trust	407,371,780	302,621,070	(36,903,633)	265,717,437
Utilities Trust	248,059,942	35,038,983	(27,523,032)	7,515,951

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended December 31, 2018 and 2017 was as follows:

2018 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$86,886,832	$67,277,542	$154,164,374
American Asset Allocation Trust	23,024,379	167,308,580	190,332,959
American Global Growth Trust	1,427,324	12,352,045	13,779,369
American Growth Trust	3,166,204	156,177,428	159,343,632
American Growth-Income Trust	14,975,257	124,895,049	139,870,306
American International Trust	13,586,362	19,816,904	33,403,266
Blue Chip Growth Trust	10,959,491	233,238,668	244,198,159
Capital Appreciation Trust	7,812,810	173,646,846	181,459,656
Capital Appreciation Value Trust	14,959,205	21,116,877	36,076,082
Emerging Markets Value Trust	14,132,389	—	14,132,389
Equity Income Trust	37,648,815	204,964,992	242,613,807
Financial Industries Trust	3,975,204	12,422,298	16,397,502
Fundamental All Cap Core Trust	9,166,330	233,895,085	243,061,415
Fundamental Large Cap Value Trust	7,679,029	—	7,679,029
Global Trust	3,875,218	—	3,875,218
Health Sciences Trust	4,828,135	25,116,889	29,945,024
International Equity Index Trust	18,358,624	266,099	18,624,723
International Growth Stock Trust	6,323,721	10,687,730	17,011,451
International Small Company Trust	1,734,680	—	1,734,680
International Value Trust	14,640,773	—	14,640,773
Lifestyle Aggressive Portfolio	555,811	781,991	1,337,802
Lifestyle Balanced Portfolio	20,657,542	15,239,250	35,896,792
Lifestyle Conservative Portfolio	4,272,435	1,676,134	5,948,569
Lifestyle Growth Portfolio	124,054,959	81,584,838	205,639,797
Lifestyle Moderate Portfolio	6,548,355	4,401,275	10,949,630
Mid Cap Index Trust	20,055,802	98,992,585	119,048,387
Mid Cap Stock Trust	33,122,969	48,368,769	81,491,738
Mid Value Trust	12,845,565	54,269,469	67,115,034
Mutual Shares Trust	2,134,490	5,769,434	7,903,924
Real Estate Securities Trust	5,652,679	—	5,652,679
Science & Technology Trust	46,117,997	71,412,098	117,530,095
Small Cap Index Trust	10,121,952	32,479,015	42,600,967
Small Cap Opportunities Trust	4,060,611	27,449,507	31,510,118
Small Cap Stock Trust	—	27,301,494	27,301,494
Small Cap Value Trust	6,408,321	69,550,095	75,958,416
Small Company Value Trust	1,772,310	23,316,987	25,089,297
Strategic Equity Allocation Trust	207,484,948	416,888,655	624,373,603
Total Stock Market Index Trust	11,599,484	21,474,143	33,073,627
Utilities Trust	8,557,541	—	8,557,541

2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$89,421,440	$52,762,699	$142,184,139
American Asset Allocation Trust	17,765,927	101,965,736	119,731,663
American Global Growth Trust	531,987	18,934,958	19,466,945
American Growth Trust	3,021,273	135,746,842	138,768,115
American Growth-Income Trust	11,599,025	177,449,442	189,048,467
American International Trust	4,301,280	27,984,120	32,285,400
Blue Chip Growth Trust	1,641,171	113,183,302	114,824,473
Capital Appreciation Trust	897,711	83,249,953	84,147,664
Capital Appreciation Value Trust	5,355,744	18,747,269	24,103,013
Emerging Markets Value Trust	11,755,798	—	11,755,798
Equity Income Trust	43,474,475	130,384,279	173,858,754
Financial Industries Trust	2,647,900	—	2,647,900
Fundamental All Cap Core Trust	13,571,660	41,622,132	55,193,792
Fundamental Large Cap Value Trust	12,708,033	—	12,708,033

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Global Trust	$4,311,279	—	$4,311,279
Health Sciences Trust	926,224	$28,066,056	28,992,280
International Equity Index Trust	15,937,099	—	15,937,099
International Growth Stock Trust	5,371,050	—	5,371,050
International Small Company Trust	1,946,575	—	1,946,575
International Value Trust	15,758,875	—	15,758,875
Lifestyle Aggressive Portfolio	432,998	388,382	821,380
Lifestyle Balanced Portfolio	20,892,060	11,311,371	32,203,431
Lifestyle Conservative Portfolio	4,187,760	1,037,511	5,225,271
Lifestyle Growth Portfolio	115,152,360	31,222,173	146,374,533
Lifestyle Moderate Portfolio	6,777,999	2,914,175	9,692,174
Mid Cap Index Trust	6,158,469	65,240,027	71,398,496
Mid Cap Stock Trust	—	15,192,126	15,192,126
Mid Value Trust	28,448,633	54,309,098	82,757,731
Mutual Shares Trust	13,208,150	67,110,393	80,318,543
Real Estate Securities Trust	2,000,065	—	2,000,065
Science & Technology Trust	16,199,313	19,950,700	36,150,013
Small Cap Index Trust	2,500,235	22,455,210	24,955,445
Small Cap Opportunities Trust	1,363,712	13,809,369	15,173,081
Small Cap Value Trust	6,137,348	50,700,999	56,838,347
Small Company Value Trust	1,508,335	39,262,560	40,770,895
Strategic Equity Allocation Trust	203,127,990	158,630,049	361,758,039
Total Stock Market Index Trust	11,200,339	14,764,851	25,965,190
Utilities Trust	7,682,862	—	7,682,862

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
500 Index Trust	$40,400,520	$85,658,120	—
American Asset Allocation Trust	—	148,096,983	—
American Global Growth Trust	—	20,670,734	—
American Growth Trust	1,070	147,025,381	—
American Growth-Income Trust	—	116,151,296	—
American International Trust	301	33,475,428	—
Blue Chip Growth Trust	128,721	298,256,640	—
Capital Appreciation Trust	7,695,876	328,159,810	—
Capital Appreciation Value Trust	1,970,039	25,055,405	—
Emerging Markets Value Trust	4,911,089	—	$45,267,803
Equity Income Trust	15,707,168	138,990,259	—
Financial Industries Trust	5,494,707	9,144,643	—
Fundamental All Cap Core Trust	3,489,900	135,045,763	—
Fundamental Large Cap Value Trust	2,546,930	10,471,048	—
Global Trust	691,954	6,878,187	—
Health Sciences Trust	3,408,269	18,564,067	—
International Equity Index Trust	6,227,606	—	4,741,501
International Growth Stock Trust	2,654,879	28,548,554	—
International Small Company Trust	1,682,755	4,486,071	—
International Value Trust	3,361,051	—	—
Lifestyle Aggressive Portfolio	19,225	1,959,902	—
Lifestyle Balanced Portfolio	3,082	28,469,982	—
Lifestyle Conservative Portfolio	—	3,477,778	—
Lifestyle Growth Portfolio	9,882	277,445,470	—
Lifestyle Moderate Portfolio	596	7,176,903	—
Mid Cap Index Trust	26,227,333	99,784,467	—
Mid Cap Stock Trust	8,020,278	107,817,164	—
Mid Value Trust	7,338,549	82,808,864	—
Mutual Shares Trust	1,426,913	5,914,961	—
Real Estate Securities Trust	7,424,106	2,782,272	—
Science & Technology Trust	29,261,295	114,844,010	—
Small Cap Index Trust	5,918,758	52,517,433	—
Small Cap Opportunities Trust	4,343,402	7,697,000	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Small Cap Stock Trust	$11,011,247	$76,753,207	—
Small Cap Value Trust	3,777,694	33,192,341	—
Small Company Value Trust	2,417,134	71,223,111	—
Strategic Equity Allocation Trust	74,873,401	471,814,666	—
Total Stock Market Index Trust	6,500,955	50,638,019	—
Utilities Trust	1,782,161	1,868,526	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying portfolios are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, partnerships, amortization and accretion on debt securities, foreign capital gain taxes paid, wash sale loss deferrals, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolio attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolio for exchange-traded and centrally-cleared transactions, if any, are identified in the Portfolio of Investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects a portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a portfolio to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by a portfolio. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used futures contracts during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
500 Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$159.4 million to $193.1 million
Emerging Markets Value Trust	To equitize cash balances.	Up to $10.1 million
International Equity Index Trust	To gain exposure to certain securities and substitute for securities purchased.	$14.4 million to $24.8 million
International Small Company Trust	To equitize cash balances.	Up to $0.9 million

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Reason	USD Notional range
Mid Cap Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$17.8 million to $54.2 million
Small Cap Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$15.6 million to $26.6 million
Strategic Equity Allocation Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$304.6 million to $373.1 million
Total Stock Market Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$9.7 million to $27.5 million

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Financial Industries Trust	To manage against anticipated changes in currency exchange rates.	Up to $48.0 million
Mutual Shares Trust	To manage against anticipated changes in currency exchange rates and to maintain diversity of the portfolio.	$13.6 million to $18.8 million
Utilities Trust	To manage against anticipated changes in currency exchange rates.	$41.2 million to $49.9 million

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by a portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, a portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, a portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by a portfolio.

The following table details how the portfolios used purchase options contracts during the year ended December 31, 2018. In addition, the table summarizes the range of market values for purchased options contracts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value
Capital Appreciation Value Trust	To gain exposure to the bond market, maintain diversity and as a substitute for securities purchased. At December 31, 2018, there were no open purchased options contracts.	Up to $447,000
Health Sciences Trust	To seek protection against a decline in value of securities or an increase in prices of securities that may be purchased. At December 31, 2018, there were no open purchased options contracts.	Up to $29,000

The following table details how the portfolios used written options contracts during the year ended December 31, 2018. In addition, the table summarizes the range of market values for written options contracts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value Range
Capital Appreciation Value Trust	To manage against anticipated changes in securities markets.	$1.3 million to $4.3 million

DERIVATIVE INSTRUMENTS, CONTINUED

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2018 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
500 Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($9,673,162)
				—	($9,673,162)
Capital Appreciation Value Trust	Equity	Written options, at value	Written options	—	($1,446,231)
				—	($1,446,231)
Emerging Markets Value Trust	Equity	Receivable/payable for futures variation margin	Futures†		($16,100)
				—-	($16,100)
Financial Industries Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$119,564	($209,208)
				$119,564	($209,208)
International Equity Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$10,906	($265,686)
				$10,906	($265,686)
International Small Company Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($11,759)
				—	($11,759)
Mid Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($992,148)
				—	($992,148)
Mutual Shares Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$71,225	($14,115)
				$71,225	($14,115)
Small Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($470,478)
				—	($470,478)
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($13,739,701)
				—	($13,739,701)
Total Stock Market Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	—	($505,544)
				—	($505,544)
Utilities Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$988,014	($45,118)
				$988,014	($45,118)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of operations Location — Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	—	($5,752,625)	—	—	($5,752,625)
	Total	—	($5,752,625)	—	—	($5,752,625)
Capital Appreciation Value Trust	Equity	$425,102	—	—	$91,487	$516,589
	Total	$425,102	—	—	$91,487	$516,589
Emerging Market Value Trust	Equity	—	($5,271,320)	—	—	($5,271,320)
	Total	—	($5,271,320)	—	—	($5,271,320)
Financial Industries Trust	Foreign currency	—	—	$2,632,081	—	$2,632,081
	Total	—	—	$2,632,081	—	$2,632,081
Health Sciences Trust	Equity	$36,221		—		$36,221
	Total	$36,221	—	—	—	$36,221
International Equity Index Trust	Equity	—	($3,262,858)	—		($3,262,858)
	Total	—	($3,262,858)	—	—	($3,262,858)
International Small Company Trust	Equity	—	($146,862)	—	—	($146,862)
	Total	—	($146,862)	—	—	($146,862)
Mid Cap Index Trust	Equity	—	($3,586,524)	—	—	($3,586,524)
	Total	—	($3,586,524)	—	—	($3,586,524)
Mutual Shares Trust	Foreign currency	—	—	$688,996	—	$688,996
	Total	—	—	$688,996	—	$688,996
Small Cap Index Trust	Equity	—	($3,409,883)	—	—	($3,409,883)
		—	($3,409,883)	—	—	($3,409,883)
Strategic Equity Allocation Trust	Equity	—	($21,493,408)	—	—	($21,493,408)
	Foreign currency	—	—	$318,458	—	318,458
		—	($21,493,408)	$318,458	—	($21,174,950)

DERIVATIVE INSTRUMENTS, CONTINUED

	Statements of operations Location — Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Total Stock Market Index Trust	Equity	—	($1,428,877)	—	—	($1,428,877)
		—	($1,428,877)	—	—	($1,428,877)
Utilities Trust	Foreign currency	—	—	$1,615,888	—	$1,615,888
	Equity	($357,050)	—	—	—	($357,050)
		(357,050)	—	$1,615,888	—	$1,258,838

1	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of operations Location — change in unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	—	($11,588,893)	—	—	($11,588,893)
	Total	—	($11,588,893)	—	—	($11,588,893)
Capital Appreciation Value Trust	Equity	($249,215)	—	—	$3,992,926	$3,743,711
	Total	($249,215)	—	—	$3,992,926	$3,743,711
Emerging Markets Value Trust	Equity	—	($16,100)	—	—	($16,100)
	Total	—	($16,100)	—	—	($16,100)
Financial Industries Trust	Foreign currency	—	—	($89,644)	—	($89,644)
	Total	—	—	($89,644)	—	($89,644)
Health Sciences Trust	Equity	($21,353)	—	—	—	($21,353)
	Total	($21,353)	—	—	—	($21,353)
International Equity Index Trust	Equity	—	($1,009,171)	—	—	($1,009,171)
	Total	—	($1,009,171)	—	—	($1,009,171)
International Small Company Trust	Equity	—	($18,239)	—	—	($18,239)
	Total	—	($18,239)	—	—	($18,239)
Mid Cap Index Trust	Equity	—	($1,178,613)	—	—	($1,178,613)
	Total	—	($1,178,613)	—	—	($1,178,613)
Mutual Shares Trust	Foreign currency	—	—	$433,993	—	$433,993
	Total	—	—	$433,993	—	$433,993
Small Cap Index Trust	Equity	—	($566,309)	—	—	($566,309)
		—	($566,309)	—	—	($566,309)
Strategic Equity Allocation Trust	Equity	—	($15,742,093)	—	—	($15,742,093)
		—	(15,742,093)	—	—	($15,742,093)
Total Stock Market Index Trust	Equity	—	($667,821)	—	—	($667,821)
		—	($667,821)	—	—	($667,821)
Utilities Trust	Foreign currency	—	—	$1,414,801	—	$1,414,801
		—	—	$1,414,801	—	$1,414,801

1	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  Under an investment management agreement, the portfolios, with the exception of the JHVIT Feeder Funds, pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted below. JHF II portfolios are advised by John Hancock Advisers, LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC. The annual rate for each portfolio is as follows:

•	500 Index Trust — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of aggregate net assets between $500 million and $1 billion; c) 0.750% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceeds $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceeds $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceeds $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Equity Income Trust — a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the next $100 million of aggregate net assets; c) 0.750% of the next $300 million of aggregate net assets; d) 0.725% of the next $500 million of aggregate net assets e) 0.725% of the next $500 million of aggregate net assets and f) 0.700% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of aggregate net assets. Prior to October 1, 2018, the management fees were as follows: a) 0.825% of the first $100 million of aggregate net assets; b) 0.800% of aggregate net assets between $100 million and $200 million; c) 0.775% of aggregate net assets between $200 million and $500 million; d) 0.750% of aggregate net assets between $500 million and $1.5 billion and e) 0.725% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceeds $200 million on any day, the annual rate of management fee for that day is 0.800% on the first $200 million of aggregate net assets. When aggregate net assets exceeds $500 million on any day, the annual rate of management fee for that day is 0.775% on the first $500 million of aggregate net assets and 0.750% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of management fee for that day is 0.725% on the first $1.5 billion of aggregate net assets.

•	Financial Industries Trust — Aggregate net assets are net assets of the portfolio and John Hancock Financial Industries Fund, a series of John Hancock Investment Trust II. The management fee is a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the net assets of the portfolio, International Value Trust, Mutual Shares Trust, JHF II International Value Fund and JHF II International Small Cap Fund. The management fees is: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of aggregate net assets between $500 million and $750 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the management fee is 0.950% on all net assets.

•	International Equity Index Trust — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the net assets of the portfolio, Global Trust, Mutual Shares Trust, JHF II International Small Cap Fund and JHF II International Value Fund. The management fee is: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the management fee rate is 0.800% on all net assets of the portfolio.

•	Lifestyle Portfolios — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust, and b) a fee on net assets not invested in affiliated funds (Other assets). The management fee paid on Affiliated fund assets is: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $20 million of aggregate net assets; and b) 0.950% of the excess over $20 million of aggregate net assets. When aggregate net assets exceed $50 million on any day, the management fee for that day is 0.950% of all assets of the portfolio.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of average net assets; and b) 0.920% of the excess over $750 million of average net assets. When average net assets for the Mutual Shares Trust exceed $750 million, the management fee is 0.92% on all net assets.

•	Real Estate Securities Trust — 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Small Cap Opportunities Trust — Aggregate net assets are the net assets of the portfolio and the JHF II New Opportunities Fund. The management fee is: a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Stock Trust — a) 1.050% of the first $50 million of aggregate net assets and b) 1.000% of the excess over $50 million of aggregate net assets.

•	Small Cap Value Trust — a) 1.03% of the first $100 million of aggregate net assets; and b) 0.98% of the excess over $100 million of aggregate net assets. Prior to July 1, 2018 the management fees were as follows: a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Strategic Equity Allocation Trust — Aggregate net assets are the net assets of the portfolio, JHF II Strategic Equity Allocation Fund, JHF II U.S. Strategic Equity Allocation Fund, and JHF II International Strategic Equity Allocation Fund. The management fee is: a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of average net assets; b) 0.800% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor
Science & Technology Trust	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc./RREEF America LLC
Emerging Markets Value Trust	Dimensional Fund Advisors LP
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Growth Stock Trust	Invesco Advisers, Inc.
Capital Appreciation Trust	Jennison Associates LLC
Lifestyle Aggressive Portfolio	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and
Lifestyle Balanced Portfolio	John Hancock Asset Management a division of Manulife Asset Management (North America)
Lifestyle Conservative Portfolio	Limited[1,2,3,4]
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Financial Industries Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC [1,3]
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Strategic Equity Allocation Trust
500 Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America)
Mid Cap Index Trust	Limited[1,2]
Small Cap Index Trust
Total Stock Market Index Trust
Utilities Trust	Massachusetts Financial Services Company
International Equity Index Trust	SSGA Funds Management, Inc.
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Capital Appreciation Value Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value Trust
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Mid Cap Stock Trust	Wellington Management Company LLP
Small Cap Stock Trust
Small Cap Value Trust

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

4  Effective December 31, 2018, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited was terminated as a subadvisor.

The portfolios are not responsible for payment of the subadvisory fees.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Stock Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%
Utilities Trust	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock group of funds complex, including certain of the portfolios presented in this report (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2018, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to limit operating expenses of 500 Index Trust and International Equity Index Trust at 0.25% and 0.34%, respectively. These limits exclude Rule 12b-1 fees, taxes, short dividends, interest expense, acquired fund fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2019, unless renewed by mutual agreement by the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to reimburse expenses for the Lifestyle Portfolios so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle Portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2019, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its management fee for Global Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2019, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter. Prior to May 1, 2018, the Advisor has contractually agreed to waive its management fee for International Value Trust so that the amount retained by the Advisor after the payment of subadvisory fees did not exceed 0.45% of the portfolios’ average daily net assets.

The Advisor has contractually agreed to waive its management fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2019, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Prior to May 1, 2018, the Advisor had contractually agreed to waive its gross management fee for Financial Industries Trust so that it did not exceed 0.78% of the portfolio’s average net assets. This expense limitation agreement expired on April 30, 2018.

The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust (the portion of the portfolio’s net assets managed by T. Rowe Price) and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fee for Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolio’s average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee for each Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle Portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Lifestyle Portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time.

The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by Deutsche Investment Management Americas, Inc. The management fee is reduced by the same amount as the subadvisory fee reduction. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fee by 0.07% of the portfolio’s average daily net assets of Total Stock Market Index Trust. This waiver may be terminated at any time by the Advisor.

The Adviser has voluntarily agreed to waive its management fee for Science & Technology Trust by 0.05% of the portfolio’s aggregate net assets between and including $250,000,001 and $500,000,000 that are managed by Allianz Global Investors U.S. LLC.

For the year ended December 31, 2018, the waivers under these agreements amounted to:

Expense Reimbursement by Class

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust	$8,116,915	$180,257	—	$4,726,053	$13,023,225
American Asset Allocation Trust	23,485	88,534	$10,895	—	122,914
American Global Growth Trust	1,668	14,385	2,541	—	18,594
American Growth Trust	11,268	55,466	7,956	—	74,690
American Growth-Income Trust	22,903	47,073	17,934	—	87,910
American International Trust	10,869	29,005	3,343	—	43,217
Blue Chip Growth Trust	118,892	49,346	—	513,864	682,102
Capital Appreciation Trust	16,557	5,777	—	57,998	80,332
Capital Appreciation Value Trust	1,544	120,412	—	38,589	160,545
Emerging Markets Value Trust	657	3,642	—	53,486	57,785
Equity Income Trust	83,671	43,044	—	436,548	563,263
Financial Industries Trust	13,154	1,531	—	3,869	18,554
Fundamental All Cap Core Trust	13,336	4,290	—	136,191	153,817
Fundamental Large Cap Value Trust	53,447	20,819	—	10,298	84,564
Global Trust	35,827	10,269	—	11,832	57,928
Health Sciences Trust	68,434	47,937	—	71,874	188,245
International Equity Index Trust	1,072,751	47,826	—	1,006,410	2,126,987
International Growth Stock Trust	417	1,515	—	27,803	29,735
International Small Company Trust	2,789	1,520	—	7,411	11,720
International Value Trust	8,512	5,124	—	50,163	63,799
Lifestyle Aggressive Portfolio	7,953	43,040	—	20,617	71,610
Lifestyle Balanced Portfolio	1,724	44,393	—	4,382	50,499
Lifestyle Conservative Portfolio	3,745	52,449	—	1,297	57,491
Lifestyle Growth Portfolio	11,577	303,001	—	17,717	332,295
Lifestyle Moderate Portfolio	1,383	36,862	—	2,786	41,031
Mid Cap Index Trust	1,337,457	89,325	—	215,967	1,642,749
Mid Cap Stock Trust	14,026	7,162	—	43,431	64,619
Mid Value Trust	158,280	31,381	—	225,844	415,505
Mutual Shares Trust	13,628	—	—	—	13,628
Real Estate Securities Trust	5,776	3,302	—	19,076	28,154
Science & Technology Trust	327,311	27,706	—	27,569	382,586
Small Cap Index Trust	251,055	23,548	—	87,381	361,984
Small Cap Opportunities Trust	165,920	65,081	—	50,687	281,688
Small Cap Stock Trust	8,027	2,756	—	25,737	36,520
Small Cap Value Trust	22,923	2,644	—	24,796	50,363
Small Company Value Trust	38,779	31,565	—	91,043	161,387
Strategic Equity Allocation Trust	—	—	—	14,020,908	14,020,908
Total Stock Market Index Trust	448,447	34,247	—	119,995	602,689
Utilities Trust	19,015	1,094	—	2,426	22,535

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
500 Index Trust	0.21%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
Blue Chip Growth Trust	0.71%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.77%
Emerging Markets Value Trust	0.94%
Equity Income Trust	0.69%
Financial Industries Trust	0.76%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.64%
Global Trust	0.79%
Health Sciences Trust	0.98%
International Equity Index Trust	0.26%
International Growth Stock Trust	0.79%
International Small Company Trust	0.94%
International Value Trust	0.79%
Lifestyle Aggressive Portfolio	0.00%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Conservative Portfolio	0.01%
Lifestyle Growth Portfolio	0.04%
Lifestyle Moderate Portfolio	0.03%
Mid Cap Index Trust	0.36%
Mid Cap Stock Trust	0.82%
Mid Value Trust	0.90%
Mutual Shares Trust	0.95%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.98%
Small Cap Index Trust	0.42%
Small Cap Opportunities Trust	0.80%
Small Cap Stock Trust	1.00%
Small Cap Value Trust	1.00%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.40%
Utilities Trust	0.82%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I, Series II and Series III shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

For all portfolios, except the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

For the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

Distribution and service fees for the year ended December 31, 2018 were:

Distribution and service fees by Class

Portfolio	Series I	Series II	Series III	Total
500 Index Trust	$1,637,932	$181,955	—	$1,819,887
American Asset Allocation Trust	1,700,338	8,004,050	$328,400	10,032,788
American Global Growth Trust	120,562	1,298,040	76,487	1,495,089
American Growth Trust	815,503	5,009,974	239,574	6,065,051
American Growth—Income Trust	1,656,345	4,252,982	540,231	6,449,558
American International Trust	786,133	2,619,570	100,664	3,506,367
Blue Chip Growth Trust	167,444	347,509	—	514,953
Capital Appreciation Trust	99,583	173,680	—	273,263
Capital Appreciation Value Trust	1,874	730,690	—	732,564
Emerging Markets Value Trust	3,927	108,778	—	112,705
Equity Income Trust	127,723	328,528	—	456,251
Financial Industries Trust	79,106	46,055	—	125,161
Fundamental All Cap Core Trust	80,239	129,121	—	209,360
Fundamental Large Cap Value Trust	236,238	460,134	—	696,372
Global Trust	69,204	99,357	—	168,561
Health Sciences Trust	55,213	193,387	—	248,600

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Series I	Series II	Series III	Total
International Equity Index Trust	$195,778	$43,773	—	$239,551
International Growth Stock Trust	2,473	45,076	—	47,549
International Small Company Trust	16,755	45,680	—	62,435
International Value Trust	51,078	153,745	—	204,823
Lifestyle Aggressive Portfolio	1,803	48,553	—	50,356
Lifestyle Balanced Portfolio	17,237	2,219,858	—	2,237,095
Lifestyle Conservative Portfolio	5,863	410,633	—	416,496
Lifestyle Growth Portfolio	115,757	15,150,701	—	15,266,458
Lifestyle Moderate Portfolio	5,262	698,710	—	703,972
Mid Cap Index Trust	617,524	206,253	—	823,777
Mid Cap Stock Trust	84,460	215,685	—	300,145
Mid Value Trust	147,317	146,064	—	293,381
Mutual Shares Trust	82,118	—	—	82,118
Real Estate Securities Trust	34,864	99,645	—	134,509
Science & Technology Trust	350,044	148,156	—	498,200
Small Cap Index Trust	215,339	101,025	—	316,364
Small Cap Opportunities Trust	46,559	91,310	—	137,869
Small Cap Stock Trust	48,324	82,930	—	131,254
Small Cap Value Trust	137,923	79,549	—	217,472
Small Company Value Trust	31,060	126,413	—	157,473
Total Stock Market Index Trust	286,396	109,355	—	395,751
Utilities Trust	114,639	33,027	—	147,666

The Distributor voluntarily agreed to waive 0.06%, 0.08%, 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, respectively.

For the year ended December 31, 2018, the waivers under these agreements amounted to:

Portfolio	Series II
American Asset Allocation Trust	$640,324
American Global Growth Trust	138,458
American Growth Trust	601,197
American Growth-Income Trust	396,945
American International Trust	69,855

Trustee expenses.  The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program.  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. Any open loans at period end are presented under the caption Interfund lending receivable in the Statements of assets and liabilities. Interest expense is included in Other expenses on the Statement of operations. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Blue Chip Growth Trust	Borrower	$8,837,097	2	1.720%	($844)
Capital Appreciation Trust	Borrower	10,342,271	3	1.990%	(1,715)
Emerging Markets Value Trust	Borrower	9,180,313	9	1.867%	(4,285)
International Small Company Trust	Borrower	2,622,332	3	1.720%	(376)
500 Index Trust	Lender	14,805,550	1	1.440%	592
Blue Chip Growth Trust	Lender	2,500,000	1	2.125%	148
Capital Appreciation Trust	Lender	1,500,000	3	1.910%	239
Capital Appreciation Value Trust	Lender	6,362,152	2	1.862%	658
Equity Income Trust	Lender	3,285,781	2	1.999%	365
Fundamental All Cap Core Trust	Lender	1,000,000	3	1.710%	143
Fundamental Large Cap Value Trust	Lender	1,050,029	1	1.480%	43
Health Sciences Trust	Lender	2,727,250	4	1.967%	596
International Equity Index Trust	Lender	6,466,667	3	2.045%	1,102
Mid Cap Index Trust	Lender	5,800,000	3	1.905%	921
Mid Value Trust	Lender	2,635,773	1	1.910%	140
Science & Technology Trust	Lender	13,616,957	1	1.910%	722
Small Cap Index Trust	Lender	4,200,000	1	1.910%	223
Small Company Value Trust	Lender	5,072,861	4	2.124%	1,197
Strategic Equity Allocation Trust	Lender	1,982,914	3	1.715%	283
Total Stock Market Index Trust	Lender	2,622,332	3	1.720%	376

6.  PORTFOLIO SHARE TRANSACTIONS  Transactions in Portfolios shares for the years ended December 31, 2018 and 2017 were as follows:

500 Index Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,749,464	$225,010,040	8,887,084	$262,124,197
Distributions reinvested	2,915,440	96,446,931	2,866,347	86,908,755
Repurchased	(5,496,583)	(178,389,660)	(7,030,862)	(214,325,859)
Net increase	4,168,321	$143,067,311	4,722,569	$134,707,093
Series II shares
Sold	268,835	$8,937,560	185,050	$5,589,384
Distributions reinvested	59,298	1,967,758	62,703	1,898,859
Repurchased	(405,150)	(13,295,655)	(306,378)	(9,125,939)
Net decrease	(77,017)	($2,390,337)	(58,625)	($1,637,696)
Series NAV shares
Sold	3,315,048	$110,885,877	1,300,595	$39,187,783
Distributions reinvested	1,686,229	55,749,686	1,759,757	53,376,525
Repurchased	(6,023,142)	(202,334,344)	(4,437,246)	(133,197,171)
Net decrease	(1,021,865)	($35,698,781)	(1,376,894)	($40,632,863)
Total net increase	3,069,439	$104,978,193	3,287,050	$92,436,534

American Asset Allocation Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	892,848	$12,194,536	1,244,476	$17,602,026
Distributions reinvested	2,880,974	37,094,123	1,534,618	21,214,901
Repurchased	(1,484,325)	(20,162,437)	(1,217,964)	(17,257,318)
Net increase	2,289,497	$29,126,222	1,561,130	$21,559,609
Series II shares
Sold	33,758	$420,958	73,658	$1,040,308
Distributions reinvested	10,546,974	135,931,134	6,318,816	87,248,832
Repurchased	(11,553,472)	(160,227,764)	(11,292,769)	(160,156,476)
Net decrease	(972,740)	($23,875,672)	(4,900,295)	($71,867,336)
Series III shares
Sold	—	—	7,565	$109,112
Distributions reinvested	1,343,743	$17,307,702	812,615	11,267,930
Repurchased	(1,349,612)	(18,896,480)	(1,225,360)	(17,396,995)
Net decrease	(5,869)	($1,588,778)	(405,180)	($6,019,953)
Total net increase (decrease)	1,310,888	$3,661,772	(3,744,345)	($56,327,680)

American Global Growth Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	263,957	$4,273,820	686,122	$10,868,716
Distributions reinvested	83,289	1,304,551	96,214	1,443,379
Repurchased	(260,368)	(4,086,389)	(549,735)	(8,670,681)
Net increase	86,878	$1,491,982	232,601	$3,641,414
Series II shares
Sold	455,460	$6,594,287	337,708	$5,169,107
Distributions reinvested	669,536	10,470,770	1,015,847	15,188,048
Repurchased	(2,078,226)	(33,653,001)	(2,216,797)	(33,999,150)
Net decrease	(953,230)	($16,587,944)	(863,242)	($13,641,995)
Series III shares
Sold	129,215	$1,863,265	1,722	$24,317
Distributions reinvested	129,183	2,004,048	188,728	2,835,518
Repurchased	(268,502)	(4,356,367)	(505,450)	(7,745,420)
Net decrease	(10,104)	($489,054)	(315,000)	($4,885,585)
Total net decrease	(876,456)	($15,585,016)	(945,641)	($14,886,166)

American Growth Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	544,575	$10,968,772	685,877	$13,847,156
Distributions reinvested	1,300,347	24,448,793	1,034,542	19,248,869
Repurchased	(984,625)	(19,525,899)	(1,094,122)	(22,162,613)
Net increase	860,297	$15,891,666	626,297	$10,933,412
Series II shares
Sold	1,171,915	$19,278,951	11,878	$231,748
Distributions reinvested	6,300,112	117,644,443	5,633,388	104,146,551
Repurchased	(6,870,229)	(140,025,338)	(6,853,980)	(138,327,554)
Net increase (decrease)	601,798	($3,101,944)	(1,208,714)	($33,949,255)
Series III shares
Sold	187,439	$3,083,528	5,835	$113,930
Distributions reinvested	923,598	17,250,396	827,109	15,372,695
Repurchased	(909,117)	(18,633,728)	(1,036,441)	(20,844,451)
Net increase (decrease)	201,920	$1,700,196	(203,497)	($5,357,826)
Total net increase (decrease)	1,664,015	$14,489,918	(785,914)	($28,373,669)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Growth-Income Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,002,641	$18,274,713	310,937	$5,622,193
Distributions reinvested	2,178,487	36,528,322	2,816,866	46,058,161
Repurchased	(2,801,498)	(50,377,448)	(1,605,795)	(29,269,472)
Net increase	379,630	$4,425,587	1,522,008	$22,410,882
Series II shares
Sold	943,415	$14,165,384	160,077	$3,038,248
Distributions reinvested	4,438,289	74,188,273	6,326,872	103,026,885
Repurchased	(6,219,530)	(111,345,656)	(6,187,711)	(112,340,916)
Net increase (decrease)	(837,826)	($22,991,999)	299,238	($6,275,783)
Series III shares
Sold	360,605	$5,405,357	8,280	$148,176
Distributions reinvested	1,743,688	29,153,712	2,439,608	39,963,421
Repurchased	(2,076,894)	(37,255,439)	(2,244,247)	(40,412,336)
Net increase (decrease)	27,399	($2,696,370)	203,641	($300,739)
Total net increase (decrease)	(430,797)	($21,262,782)	2,024,887	$15,834,360

American International Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,814,858	$59,567,705	2,362,420	$49,621,498
Distributions reinvested	460,352	8,815,800	350,513	7,273,666
Repurchased	(2,529,194)	(53,099,242)	(1,982,519)	(40,832,923)
Net increase	746,016	$15,284,263	730,414	$16,062,241
Series II shares
Sold	1,140,707	$22,725,709	75,962	$1,587,264
Distributions reinvested	1,138,743	21,863,260	1,075,450	22,247,631
Repurchased	(2,695,607)	(57,452,459)	(4,150,775)	(84,653,573)
Net decrease	(416,157)	($12,863,490)	(2,999,363)	($60,818,678)
Series III shares
Sold	146,435	$2,893,766	3,520	$75,932
Distributions reinvested	143,125	2,724,207	133,128	2,764,103
Repurchased	(283,135)	(6,008,174)	(489,822)	(10,041,471)
Net increase (decrease)	6,425	($390,201)	(353,174)	($7,201,436)
Total net increase (decrease)	336,284	$2,030,572	(2,622,123)	($51,957,873)

Blue Chip Growth Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	96,322	$3,363,393	157,857	$4,999,945
Distributions reinvested	1,282,433	45,000,576	643,817	20,447,628
Repurchased	(1,293,826)	(46,772,966)	(1,389,093)	(44,533,659)
Net increase (decrease)	84,929	$1,591,003	(587,419)	($19,086,086)
Series II shares
Sold	330,386	$11,411,257	164,907	$5,132,582
Distributions reinvested	550,438	18,775,426	278,472	8,643,768
Repurchased	(676,728)	(24,298,419)	(843,555)	(26,802,696)
Net increase (decrease)	204,096	$5,888,264	(400,176)	($13,026,346)
Series NAV shares
Sold	13,081,532	$467,815,636	278,791	$9,045,720
Distributions reinvested	5,140,232	180,422,157	2,700,254	85,733,077
Repurchased	(7,832,799)	(293,973,558)	(7,603,900)	(244,046,426)
Net increase (decrease)	10,388,965	$354,264,235	(4,624,855)	($149,267,629)
Total net increase (decrease)	10,677,990	$361,743,502	(5,612,450)	($181,380,061)

Capital Appreciation Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	330,794	$4,965,008	142,209	$1,800,649
Distributions reinvested	2,478,428	34,533,277	1,140,079	15,197,252
Repurchased	(1,982,573)	(29,224,329)	(2,161,637)	(29,496,549)
Net increase (decrease)	826,649	$10,273,956	(879,349)	($12,498,648)
Series II shares
Sold	377,906	$5,790,239	249,415	$3,200,664
Distributions reinvested	919,102	12,302,517	423,529	5,463,530
Repurchased	(968,823)	(14,085,136)	(1,086,570)	(14,567,759)
Net increase (decrease)	328,185	$4,007,620	(413,626)	($5,903,565)
Series NAV shares
Sold	975,357	$15,046,902	2,423,628	$32,854,041
Distributions reinvested	9,632,043	134,623,861	4,752,012	63,486,882
Repurchased	(41,780,791)	(593,429,086)	(14,159,644)	(192,949,697)
Net decrease	(31,173,391)	($443,758,323)	(6,984,004)	($96,608,774)
Total net decrease	(30,018,557)	($429,476,747)	(8,276,979)	($115,010,987)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	22,428	$267,849	138,703	$1,594,872
Distributions reinvested	30,405	353,881	24,177	279,982
Repurchased	(63,795)	(769,159)	(93,802)	(1,115,429)
Net increase (decrease)	(10,962)	($147,429)	69,078	$759,425
Series II shares
Sold	26,474	$312,984	219,244	$2,572,395
Distributions reinvested	2,306,337	26,736,704	1,587,808	18,295,301
Repurchased	(4,017,989)	(47,110,792)	(3,861,366)	(45,375,917)
Net decrease	(1,685,178)	($20,061,104)	(2,054,314)	($24,508,221)
Series NAV shares
Sold	844,530	$9,937,849	1,936,299	$22,611,843
Distributions reinvested	774,479	8,985,497	478,179	5,527,730
Repurchased	(1,012,037)	(11,852,502)	(1,455,644)	(17,206,211)
Net increase	606,972	$7,070,844	958,834	$10,933,362
Total net decrease	(1,089,168)	($13,137,689)	(1,026,402)	($12,815,434)

Emerging Markets Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	159,370	$1,667,638	49,158	$480,733
Issued in reorganization (Note 12)	—	—	430,771	4,442,537
Distributions reinvested	21,871	203,834	9,503	96,719
Repurchased	(172,165)	(1,829,125)	(57,216)	(547,671)
Net increase	9,076	$42,347	432,216	$4,472,318
Series II shares
Sold	266,488	$2,830,459	24,519	$250,778
Issued in reorganization (Note 12)	—	—	4,676,602	48,174,304
Distributions reinvested	104,033	972,210	35,513	363,278
Repurchased	(953,028)	(9,637,608)	(255,718)	(2,642,126)
Net increase (decrease)	(582,507)	($5,834,939)	4,480,916	$46,146,234
Series NAV shares
Sold	5,418,556	$54,789,550	2,330,901	$22,570,412
Issued in reorganization (Note 12)	—	—	4,410,214	45,427,111
Distributions reinvested	1,374,608	12,956,345	1,115,389	11,295,801
Repurchased	(56,209,121)	(522,616,666)	(14,416,898)	(135,654,799)
Net decrease	(49,415,957)	($454,870,771)	(6,560,394)	($56,361,475)
Total net decrease	(49,989,388)	($460,663,363)	(1,647,262)	($5,742,923)

Equity Income Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	32,408	$550,809	71,479	$1,232,499
Distributions reinvested	2,257,251	35,387,946	1,607,574	26,133,173
Repurchased	(2,332,594)	(39,278,451)	(2,190,146)	(37,708,053)
Net decrease	(42,935)	($3,339,696)	(511,093)	($10,342,381)
Series II shares
Sold	112,430	$1,678,077	78,033	$1,317,941
Distributions reinvested	1,145,848	17,867,247	844,046	13,644,385
Repurchased	(1,404,537)	(23,727,186)	(1,511,225)	(25,853,208)
Net decrease	(146,259)	($4,181,862)	(589,146)	($10,890,882)
Series NAV shares
Sold	4,850,985	$78,824,801	1,428,679	$24,262,805
Distributions reinvested	12,141,608	189,358,615	8,279,046	134,081,196
Repurchased	(12,310,113)	(204,915,620)	(14,054,590)	(242,202,279)
Net increase (decrease)	4,682,480	$63,267,796	(4,346,865)	($83,858,278)
Total net increase (decrease)	4,493,286	$55,746,238	(5,447,104)	($105,091,541)

Financial Industries Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	766,074	$11,626,757	2,576,723	$35,794,947
Distributions reinvested	787,208	11,548,345	133,958	1,904,984
Repurchased	(2,749,244)	(40,243,121)	(3,683,030)	(50,569,145)
Net decrease	(1,195,962)	($17,068,019)	(972,349)	($12,869,214)
Series II shares
Sold	203,006	$2,898,483	336,357	$4,632,580
Distributions reinvested	94,970	1,380,870	13,552	191,125
Repurchased	(369,639)	(5,401,497)	(655,952)	(8,932,875)
Net decrease	(71,663)	($1,122,144)	(306,043)	($4,109,170)
Series NAV shares
Sold	197,673	$2,939,194	1,671,576	$23,048,662
Distributions reinvested	237,067	3,468,287	38,867	551,791
Repurchased	(1,157,795)	(15,159,427)	(501,693)	(6,923,882)
Net increase (decrease)	(723,055)	($8,751,946)	1,208,750	$16,676,571
Total net decrease	(1,990,680)	($26,942,109)	(69,642)	($301,813)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Fundamental All Cap Core Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	193,836	$5,084,438	510,964	$12,039,843
Distributions reinvested	846,500	20,848,216	217,160	5,082,008
Repurchased	(1,508,516)	(37,389,601)	(1,061,221)	(25,189,545)
Net decrease	(468,180)	($11,456,947)	(333,097)	($8,067,694)
Series II shares
Sold	80,642	$1,919,024	124,479	$2,904,063
Distributions reinvested	270,704	6,656,386	65,300	1,517,007
Repurchased	(330,813)	(8,367,056)	(428,684)	(10,046,310)
Net increase (decrease)	20,533	$208,354	(238,905)	($5,625,240)
Series NAV shares
Sold	359,522	$8,993,803	3,311,045	$75,836,113
Distributions reinvested	8,709,132	215,556,813	2,064,692	48,594,777
Repurchased	(4,880,297)	(123,305,164)	(8,199,979)	(190,863,491)
Net increase (decrease)	4,188,357	$101,245,452	(2,824,242)	($66,432,601)
Total net increase (decrease)	3,740,710	$89,996,859	(3,396,244)	($80,125,535)

Fundamental Large Cap Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	93,087	$1,758,280	161,887	$3,154,623
Distributions reinvested	257,719	4,999,282	417,713	8,382,268
Repurchased	(4,016,698)	(83,416,874)	(5,263,151)	(104,534,078)
Net decrease	(3,665,892)	($76,659,312)	(4,683,551)	($92,997,187)
Series II shares
Sold	423,976	$7,817,073	71,830	$1,413,805
Distributions reinvested	81,641	1,596,365	141,814	2,862,570
Repurchased	(1,559,611)	(32,881,469)	(1,801,067)	(35,851,641)
Net decrease	(1,053,994)	($23,468,031)	(1,587,423)	($31,575,266)
Series NAV shares
Sold	649,009	$13,648,167	416,975	$8,286,394
Distributions reinvested	55,902	1,083,382	72,824	1,463,195
Repurchased	(535,866)	(11,168,755)	(636,729)	(12,629,667)
Net increase (decrease)	169,045	$3,562,794	(146,930)	($2,880,078)
Total net decrease	(4,550,841)	($96,564,549)	(6,417,904)	($127,452,531)

Global Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	203,949	$4,028,307	31,832	$657,313
Distributions reinvested	122,219	2,430,516	127,367	2,689,000
Repurchased	(798,526)	(17,186,422)	(978,283)	(20,147,918)
Net decrease	(472,358)	($10,727,599)	(819,084)	($16,801,605)
Series II shares
Sold	42,398	$879,046	51,607	$1,078,942
Distributions reinvested	30,281	599,388	34,619	727,926
Repurchased	(389,638)	(8,389,755)	(340,336)	(6,944,978)
Net decrease	(316,959)	($6,911,321)	(254,110)	($5,138,110)
Series NAV shares
Sold	460,050	$9,900,311	201,548	$4,232,368
Distributions reinvested	42,568	845,314	42,423	894,353
Repurchased	(603,364)	(12,918,853)	(288,143)	(6,025,330)
Net decrease	(100,746)	($2,173,228)	(44,172)	($898,609)
Total net decrease	(890,063)	($19,812,148)	(1,117,366)	($22,838,324)

Health Sciences Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	422,353	$11,036,545	409,554	$10,276,474
Distributions reinvested	409,816	10,687,990	453,839	10,647,055
Repurchased	(761,863)	(19,330,126)	(881,657)	(21,590,971)
Net increase (decrease)	70,306	$2,394,409	(18,264)	($667,442)
Series II shares
Sold	233,857	$5,875,045	195,559	$4,462,820
Distributions reinvested	331,319	7,954,981	371,236	8,100,368
Repurchased	(643,531)	(15,310,028)	(797,986)	(18,428,959)
Net decrease	(78,355)	($1,480,002)	(231,191)	($5,865,771)
Series NAV shares
Sold	423,148	$11,318,045	369,833	$9,370,247
Distributions reinvested	426,976	11,302,052	431,000	10,244,857
Repurchased	(495,264)	(12,796,579)	(930,193)	(23,099,413)
Net increase (decrease)	354,860	$9,823,518	(129,360)	($3,484,309)
Total net increase (decrease)	346,811	$10,737,925	(378,815)	($10,017,522)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,700,523	$31,102,912	3,529,540	$59,705,975
Distributions reinvested	564,029	9,239,922	443,360	7,957,482
Repurchased	(2,279,341)	(39,046,561)	(1,048,678)	(18,037,273)
Net increase (decrease)	(14,789)	$1,296,273	2,924,222	$49,626,184
Series II shares
Sold	166,593	$3,118,268	170,998	$2,924,821
Distributions reinvested	21,728	357,309	18,893	339,214
Repurchased	(293,816)	(5,194,985)	(172,505)	(2,937,705)
Net increase (decrease)	(105,495)	($1,719,408)	17,386	$326,330
Series NAV shares
Sold	2,151,009	$38,410,939	1,869,265	$32,390,419
Distributions reinvested	551,800	9,027,492	425,828	7,640,403
Repurchased	(1,737,019)	(30,992,744)	(1,980,882)	(32,644,047)
Net increase	965,790	$16,445,687	314,211	$7,386,775
Total net increase	845,506	$16,022,552	3,255,819	$57,339,289

International Growth Stock Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	39,173	$727,431	82,409	$1,394,577
Distributions reinvested	10,166	168,912	4,408	79,484
Repurchased	(158,241)	(2,833,206)	(17,922)	(314,964)
Net increase (decrease)	(108,902)	($1,936,863)	68,895	$1,159,097
Series II shares
Sold	93,422	$1,678,512	79,824	$1,386,596
Distributions reinvested	46,517	775,168	12,608	226,945
Repurchased	(209,247)	(3,626,770)	(181,702)	(3,166,023)
Net decrease	(69,308)	($1,173,090)	(89,270)	($1,552,482)
Series NAV shares
Sold	895,691	$15,475,689	1,077,091	$18,574,203
Distributions reinvested	967,168	16,067,371	280,567	5,064,621
Repurchased	(19,125,682)	(294,493,754)	(4,137,136)	(70,821,156)
Net decrease	(17,262,823)	($262,950,694)	(2,779,478)	($47,182,332)
Total net decrease	(17,441,033)	($266,060,647)	(2,799,853)	($47,575,717)

International Small Company Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	51,517	$769,672	277,326	$4,081,402
Distributions reinvested	26,968	403,717	32,474	487,758
Repurchased	(461,662)	(7,111,958)	(445,283)	(6,369,820)
Net decrease	(383,177)	($5,938,569)	(135,483)	($1,800,660)
Series II shares
Sold	81,855	$1,193,166	121,781	$1,776,336
Distributions reinvested	14,849	221,699	15,926	238,151
Repurchased	(252,592)	(3,837,511)	(285,453)	(4,064,739)
Net decrease	(155,888)	($2,422,646)	(147,746)	($2,050,252)
Series NAV shares
Sold	1,221,921	$18,631,482	1,485,611	$21,369,535
Distributions reinvested	74,050	1,109,264	81,192	1,220,666
Repurchased	(1,236,248)	(18,925,676)	(394,484)	(5,726,895)
Net increase	59,723	$815,070	1,172,319	$16,863,306
Total net increase (decrease)	(479,342)	($7,546,145)	889,090	$13,012,394

International Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	109,983	$1,530,954	52,845	$723,898
Distributions reinvested	195,384	2,437,477	144,614	2,014,386
Repurchased	(1,037,075)	(14,302,215)	(1,286,081)	(17,567,061)
Net decrease	(731,708)	($10,333,784)	(1,088,622)	($14,828,777)
Series II shares
Sold	72,549	$930,998	80,606	$1,107,013
Distributions reinvested	106,964	1,334,620	81,659	1,136,690
Repurchased	(779,236)	(10,724,574)	(1,047,347)	(14,338,254)
Net decrease	(599,723)	($8,458,956)	(885,082)	($12,094,551)
Series NAV shares
Sold	3,814,011	$52,375,180	1,490,898	$20,466,588
Distributions reinvested	868,930	10,868,676	911,698	12,607,799
Repurchased	(38,757,148)	(488,576,016)	(8,910,178)	(120,909,688)
Net decrease	(34,074,207)	($425,332,160)	(6,507,582)	($87,835,301)
Total net decrease	(35,405,638)	($444,124,900)	(8,481,286)	($114,758,629)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Aggressive Portfolio	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	19,504	$292,850	7,375	$104,842
Distributions reinvested	10,078	144,670	7,173	104,869
Repurchased	(27,904)	(432,058)	(93,583)	(1,350,541)
Net increase (decrease)	1,678	$5,462	(79,035)	($1,140,830)
Series II shares
Sold	104,820	$1,602,671	53,338	$754,885
Distributions reinvested	50,702	730,794	36,689	534,720
Repurchased	(179,555)	(2,749,179)	(200,165)	(2,820,291)
Net decrease	(24,033)	($415,714)	(110,138)	($1,530,686)
Series NAV shares
Sold	499,477	$7,642,523	252,095	$3,428,507
Distributions reinvested	32,432	462,338	12,391	181,791
Repurchased	(152,336)	(2,321,528)	(13,679)	(193,596)
Net increase	379,573	$5,783,333	250,807	$3,416,702
Total net increase	357,218	$5,373,081	61,634	$745,186

Lifestyle Balanced Portfolio	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	273,477	$4,070,585	458,304	$6,765,166
Distributions reinvested	92,887	1,318,401	72,446	1,077,444
Repurchased	(375,270)	(5,552,541)	(483,055)	(6,957,352)
Net increase (decrease)	(8,906)	($163,555)	47,695	$885,258
Series II shares
Sold	2,150,376	$31,869,010	1,617,070	$23,557,701
Distributions reinvested	2,174,142	30,973,400	1,914,417	28,484,622
Repurchased	(10,461,238)	(154,435,857)	(6,607,390)	(96,720,002)
Net decrease	(6,136,720)	($91,593,447)	(3,075,903)	($44,677,679)
Series NAV shares
Sold	830,244	$12,324,509	928,652	$13,526,858
Distributions reinvested	254,816	3,604,990	177,720	2,641,365
Repurchased	(194,510)	(2,880,759)	(101,881)	(1,482,853)
Net increase	890,550	$13,048,740	1,004,491	$14,685,370
Total net decrease	(5,255,076)	($78,708,262)	(2,023,717)	($29,107,051)

Lifestyle Conservative Portfolio	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	222,871	$2,945,722	274,423	$3,710,799
Distributions reinvested	31,380	401,543	25,715	344,834
Repurchased	(225,508)	(2,984,488)	(117,968)	(1,591,199)
Net increase	28,743	$362,777	182,170	$2,464,434
Series II shares
Sold	2,926,083	$38,418,540	1,122,068	$15,004,321
Distributions reinvested	420,343	5,386,824	355,249	4,767,469
Repurchased	(2,761,026)	(36,421,628)	(2,884,839)	(38,577,218)
Net increase (decrease)	585,400	$7,383,736	(1,407,522)	($18,805,428)
Series NAV shares
Sold	89,853	$1,182,460	47,114	$632,510
Distributions reinvested	12,537	160,078	8,429	112,968
Repurchased	(14,519)	(191,964)	(6,577)	(87,943)
Net increase	87,871	$1,150,574	48,966	$657,535
Total net increase (decrease)	702,014	$8,897,087	(1,176,386)	($15,683,459)

Lifestyle Growth Portfolio	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	329,453	$5,324,428	411,043	$6,348,628
Issued in reorganization (Note 12)	—	—	8,715,614	142,041,750
Distributions reinvested	497,641	7,670,067	327,410	5,332,384
Repurchased	(1,672,183)	(27,368,486)	(1,069,256)	(17,128,515)
Net increase (decrease)	(845,089)	($14,373,991)	8,384,811	$136,594,247
Series II shares
Sold	699,848	$11,249,176	783,210	$11,805,916
Issued in reorganization (Note 12)	—	—	209,799,796	3,417,645,177
Distributions reinvested	11,981,668	185,395,171	8,198,909	133,368,825
Repurchased	(54,629,390)	(892,177,116)	(24,327,569)	(387,881,676)
Net increase (decrease)	(41,947,874)	($695,532,769)	194,454,346	$3,174,938,242
Series NAV shares
Sold	1,530,882	$25,063,482	1,285,404	$20,111,936
Issued in reorganization (Note 12)	—	—	12,208,429	198,936,913
Distributions reinvested	817,823	12,574,559	471,016	7,673,324
Repurchased	(612,101)	(10,055,607)	(363,582)	(5,801,479)
Net increase	1,736,604	$27,582,434	13,601,267	$220,920,694
Total net increase (decrease)	(41,056,359)	($682,324,326)	216,440,424	$3,532,453,183

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Portfolio	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	145,411	$2,054,360	156,293	$2,207,261
Distributions reinvested	30,181	413,073	24,026	345,645
Repurchased	(153,373)	(2,173,344)	(153,278)	(2,179,604)
Net increase	22,219	$294,089	27,041	$373,302
Series II shares
Sold	776,002	$11,110,055	846,541	$12,014,706
Distributions reinvested	701,215	9,650,323	606,481	8,737,037
Repurchased	(3,430,160)	(48,809,593)	(2,914,876)	(41,400,143)
Net decrease	(1,952,943)	($28,049,215)	(1,461,854)	($20,648,400)
Series NAV shares
Sold	320,116	$4,569,769	335,198	$4,777,300
Distributions reinvested	64,815	886,233	42,346	609,492
Repurchased	(69,787)	(995,037)	(53,126)	(762,890)
Net increase	315,144	$4,460,965	324,418	$4,623,902
Total net decrease	(1,615,580)	($23,294,161)	(1,110,395)	($15,651,196)

Mid Cap Index Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	784,197	$18,001,537	16,777,609	$371,826,162 [1]
Issued in reorganization (Note 12)	—	—	4,068,487	90,512,832
Distributions reinvested	4,249,653	96,803,109	2,734,514	56,416,389
Repurchased	(5,918,238)	(133,024,453)	(5,800,817)	(129,285,373)
Net increase (decrease)	(884,388)	($18,219,807)	17,779,793	$389,470,010
Series II shares
Sold	51,920	$1,098,681	53,594	$1,190,271
Issued in reorganization (Note 12)	—	—	1,018,218	22,519,487
Distributions reinvested	269,607	6,120,462	207,249	4,239,287
Repurchased	(730,714)	(16,646,075)	(556,445)	(12,291,206)
Net increase (decrease)	(409,187)	($9,426,932)	722,616	$15,657,839
Series NAV shares
Sold	1,968,993	$44,547,762	2,164,633	$47,644,520
Issued in reorganization (Note 12)	—	—	1,358,461	30,228,121
Distributions reinvested	708,286	16,124,817	520,606	10,742,820
Repurchased	(2,050,996)	(46,566,080)	(1,695,750)	(37,727,420)
Net increase	626,283	$14,106,499	2,347,950	$50,888,041
Total net increase (decrease)	(667,292)	($13,540,240)	20,850,359	$456,015,890

[1]	Includes in-kind purchase of approximately $306,271,600 by affiliates of the portfolio. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

Mid Cap Stock Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	193,153	$3,283,912	69,105	$1,108,332
Issued in reorganizaton (Note 12)	27,279	508,219	—	—
Distributions reinvested	941,486	17,803,497	204,744	3,363,937
Repurchased	(1,467,026)	(27,480,491)	(1,565,026)	(25,485,623)
Net decrease	(305,108)	($5,884,863)	(1,291,177)	($21,013,354)
Series II shares
Sold	233,458	$4,200,719	194,232	$2,940,230
Distributions reinvested	540,920	9,612,148	117,328	1,826,795
Repurchased	(834,748)	(14,927,031)	(959,121)	(14,946,066)
Net decrease	(60,370)	($1,114,164)	(647,561)	($10,179,041)
Series NAV shares
Sold	1,970,551	$33,574,358	1,038,688	$17,534,972
Issued in reorganizaton (Note 12)	6,187,696	116,656,722	—	—
Distributions reinvested	2,820,871	54,076,092	601,769	10,001,394
Repurchased	(10,401,623)	(203,733,073)	(5,270,967)	(86,805,507)
Net increase (decrease)	577,495	$574,099	(3,630,510)	($59,269,141)
Total net increase (decrease)	212,017	($6,424,928)	(5,569,248)	($90,461,536)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,040,610	$12,400,673	895,253	$10,536,809
Distributions reinvested	2,302,378	25,535,120	3,034,218	32,506,214
Repurchased	(4,804,726)	(54,301,876)	(6,167,179)	(71,952,167)
Net decrease	(1,461,738)	($16,366,083)	(2,237,708)	($28,909,144)
Series II shares
Sold	43,907	$461,232	121,742	$1,438,643
Distributions reinvested	436,557	4,849,765	580,177	6,210,704
Repurchased	(726,799)	(8,284,956)	(1,106,556)	(12,935,548)
Net decrease	(246,335)	($2,973,959)	(404,637)	($5,286,201)
Series NAV shares
Sold	1,083,084	$11,223,306	2,091,308	$24,706,256
Distributions reinvested	3,331,291	36,730,149	4,133,054	44,040,813
Repurchased	(3,897,624)	(43,662,923)	(5,319,237)	(62,264,857)
Net increase	516,751	$4,290,532	905,125	$6,482,212
Total net decrease	(1,191,322)	($15,049,510)	(1,737,220)	($27,713,133)

Mutual Shares Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,248,606	$7,536,713	909,647	$7,075,139
Distributions reinvested	1,212,461	7,903,924	12,508,636	80,318,543
Repurchased	(3,271,732)	(21,688,039)	(2,380,072)	(21,821,457)
Net increase (decrease)	(810,665)	($6,247,402)	11,038,211	$65,572,225
Total net increase (decrease)	(810,665)	($6,247,402)	11,038,211	$65,572,225

Real Estate Securities Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	43,668	$817,687	27,927	$544,220
Distributions reinvested	57,451	1,149,604	20,526	405,805
Repurchased	(620,109)	(11,920,499)	(678,969)	(12,983,784)
Net decrease	(518,990)	($9,953,208)	(630,516)	($12,033,759)
Series II shares
Sold	19,135	$369,080	103,156	$1,995,046
Distributions reinvested	32,102	642,687	8,333	164,996
Repurchased	(437,219)	(8,407,943)	(577,814)	(11,075,777)
Net decrease	(385,982)	($7,396,176)	(466,325)	($8,915,735)
Series NAV shares
Sold	768,472	$14,688,984	566,369	$10,911,861
Distributions reinvested	194,087	3,860,388	72,773	1,429,264
Repurchased	(2,936,338)	(55,905,460)	(2,085,129)	(39,681,843)
Net decrease	(1,973,779)	($37,356,088)	(1,445,987)	($27,340,718)
Total net decrease	(2,878,751)	($54,705,472)	(2,542,828)	($48,290,212)

Science & Technology Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,469,037	$80,974,868	2,936,766	$79,432,718
Distributions reinvested	3,268,261	100,139,530	1,140,380	30,870,085
Repurchased	(3,290,668)	(98,508,174)	(2,403,913)	(65,923,924)
Net increase	2,446,630	$82,606,224	1,673,233	$44,378,879
Series II shares
Sold	272,686	$8,620,678	296,323	$7,518,076
Distributions reinvested	302,970	8,849,760	111,767	2,909,292
Repurchased	(408,735)	(12,188,245)	(488,436)	(12,947,160)
Net increase (decrease)	166,921	$5,282,193	(80,346)	($2,519,792)
Series NAV shares
Sold	793,157	$23,543,046	358,577	$10,237,066
Distributions reinvested	275,599	8,540,805	86,741	2,370,636
Repurchased	(230,103)	(7,037,377)	(344,270)	(9,642,667)
Net increase	838,653	$25,046,474	101,048	$2,965,035
Total net increase	3,452,204	$112,934,891	1,693,935	$44,824,122

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Index Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,394,972	$40,527,037	3,188,679	$48,443,112
Distributions reinvested	1,745,116	29,449,791	1,210,805	17,500,671
Repurchased	(2,677,642)	(41,966,239)	(3,347,405)	(51,504,002)
Net increase	1,462,446	$28,010,589	1,052,079	$14,439,781
Series II shares
Sold	52,038	$778,219	64,426	$985,159
Distributions reinvested	152,980	2,574,895	123,792	1,772,985
Repurchased	(425,465)	(6,935,879)	(594,194)	(9,008,346)
Net decrease	(220,447)	($3,582,765)	(405,976)	($6,250,202)
Series NAV shares
Sold	2,044,288	$34,066,735	1,273,648	$19,541,069
Distributions reinvested	626,587	10,576,282	392,212	5,681,789
Repurchased	(1,938,446)	(28,970,564)	(923,772)	(14,269,748)
Net increase	732,429	$15,672,453	742,088	$10,953,110
Total net increase	1,974,428	$40,100,277	1,388,191	$19,142,689

Small Cap Opportunities Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	39,485	$1,073,948	28,610	$891,419
Distributions reinvested	651,325	18,595,326	226,686	6,483,208
Repurchased	(401,188)	(12,229,529)	(415,913)	(13,067,632)
Net increase (decrease)	289,622	$7,439,745	(160,617)	($5,693,005)
Series II shares
Sold	40,999	$1,038,156	80,315	$2,493,172
Distributions reinvested	259,218	7,252,929	90,654	2,551,910
Repurchased	(191,418)	(5,872,856)	(209,431)	(6,442,164)
Net increase (decrease)	108,799	$2,418,229	(38,462)	($1,397,082)
Series NAV shares
Sold	197,193	$6,266,990	177,673	$5,526,901
Distributions reinvested	199,643	5,661,864	215,746	6,137,963
Repurchased	(267,111)	(8,174,708)	(2,239,578)	(71,533,601)
Net increase (decrease)	129,725	$3,754,146	(1,846,159)	($59,868,737)
Total net increase (decrease)	528,146	$13,612,120	(2,045,238)	($66,958,824)

Small Cap Stock Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,654,667	$18,402,338	814,137	$7,365,368
Distributions reinvested	525,954	5,990,614	—	—
Repurchased	(2,008,925)	(21,023,044)	(1,877,411)	(16,977,626)
Net increase (decrease)	171,696	$3,369,908	(1,063,274)	($9,612,258)
Series II shares
Sold	578,704	$6,171,760	275,933	$2,385,010
Distributions reinvested	192,326	2,077,120	—	—
Repurchased	(731,204)	(7,508,685)	(727,703)	(6,305,215)
Net increase (decrease)	39,826	$740,195	(451,770)	($3,920,205)
Series NAV shares
Sold	1,438,905	$15,645,902	5,792,264	$56,431,241
Distributions reinvested	1,669,597	19,233,760	—	—
Repurchased	(19,877,485)	(211,405,189)	(6,103,846)	(55,218,338)
Net increase (decrease)	(16,768,983)	($176,525,527)	(311,582)	$1,212,903
Total net decrease	(16,557,461)	($172,415,424)	(1,826,626)	($12,319,560)

Small Cap Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	148,932	$2,940,781	542,545	$11,512,485
Distributions reinvested	1,776,089	34,552,668	1,527,600	28,011,641
Repurchased	(3,624,012)	(70,788,678)	(4,138,433)	(85,002,992)
Net decrease	(1,698,991)	($33,295,229)	(2,068,288)	($45,478,866)
Series II shares
Sold	50,514	$954,638	92,258	$1,894,439
Distributions reinvested	204,789	3,960,640	166,733	3,032,463
Repurchased	(380,608)	(7,493,105)	(430,216)	(8,838,716)
Net decrease	(125,305)	($2,577,827)	(171,225)	($3,911,814)
Series NAV shares
Sold	664,934	$11,377,787	1,654,169	$33,756,143
Distributions reinvested	1,932,834	37,445,108	1,409,576	25,794,243
Repurchased	(2,034,531)	(40,704,854)	(2,185,431)	(45,089,140)
Net increase	563,237	$8,118,041	878,314	$14,461,246
Total net decrease	(1,261,059)	($27,755,015)	(1,361,199)	($34,929,434)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Company Value Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	23,774	$424,422	77,905	$1,695,467
Distributions reinvested	266,283	5,549,330	504,740	9,418,446
Repurchased	(444,258)	(9,127,636)	(666,681)	(14,380,015)
Net decrease	(154,201)	($3,153,884)	(84,036)	($3,266,102)
Series II shares
Sold	72,032	$1,349,701	73,179	$1,527,835
Distributions reinvested	221,529	4,516,985	434,369	7,944,612
Repurchased	(452,563)	(9,052,673)	(520,632)	(11,010,186)
Net decrease	(159,002)	($3,185,987)	(13,084)	($1,537,739)
Series NAV shares
Sold	311,644	$6,258,562	1,153,661	$24,325,755
Distributions reinvested	722,954	15,022,982	1,257,810	23,407,837
Repurchased	(7,392,222)	(145,056,157)	(946,980)	(19,909,403)
Net increase (decrease)	(6,357,624)	($123,774,613)	1,464,491	$27,824,189
Total net increase (decrease)	(6,670,827)	($130,114,484)	1,367,371	$23,020,348

Strategic Equity Allocation Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	8,706,299	$154,987,008	262,562	$4,696,385
Distributions reinvested	32,161,731	624,373,603	19,226,703	361,758,039
Repurchased	(74,236,059)	(1,498,357,012)	(101,101,189)	(1,878,082,888)
Net decrease	(33,368,029)	($718,996,401)	(81,611,924)	($1,511,628,464)
Total net decrease	(33,368,029)	($718,996,401)	(81,611,924)	($1,511,628,464)

Total Stock Market Index Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	861,877	$19,891,596	2,644,771	$53,842,903
Issued in reorganization (Note 12)	—	—	2,428,390	49,754,824
Distributions reinvested	1,067,143	24,586,134	928,157	19,355,588
Repurchased	(3,883,330)	(87,381,141)	(4,550,743)	(96,201,498)
Net increase (decrease)	(1,954,310)	($42,903,411)	1,450,575	$26,751,817
Series II shares
Sold	27,535	$595,640	21,306	$430,272
Issued in reorganization (Note 12)	—	—	326,253	6,658,154
Distributions reinvested	77,802	1,789,709	67,253	1,394,131
Repurchased	(266,319)	(6,048,227)	(268,413)	(5,621,815)
Net increase (decrease)	(160,982)	($3,662,878)	146,399	$2,860,742
Series NAV shares
Sold	1,295,194	$29,329,058	1,628,471	$33,399,609
Issued in reorganization (Note 12)	—	—	496,179	10,165,000
Distributions reinvested	291,001	6,697,785	249,903	5,215,471
Repurchased	(2,168,402)	(48,909,548)	(1,881,737)	(38,458,770)
Net increase (decrease)	(582,207)	($12,882,705)	492,816	$10,321,310
Total net increase (decrease)	(2,697,499)	($59,448,994)	2,089,790	$39,933,869

Utilities Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	363,612	$5,208,252	607,162	$8,377,989
Distributions reinvested	505,340	7,169,332	466,479	6,613,452
Repurchased	(4,514,655)	(64,033,045)	(4,680,562)	(64,774,587)
Net decrease	(3,645,703)	($51,655,461)	(3,606,921)	($49,783,146)
Series II shares
Sold	98,858	$1,408,333	51,923	$703,747
Distributions reinvested	29,233	410,078	23,727	332,651
Repurchased	(234,328)	(3,288,013)	(203,218)	(2,758,068)
Net decrease	(106,237)	($1,469,602)	(127,568)	($1,721,670)
Series NAV shares
Sold	181,336	$2,585,008	215,696	$2,966,751
Distributions reinvested	69,084	978,131	52,042	736,759
Repurchased	(354,972)	(5,014,485)	(315,948)	(4,354,639)
Net decrease	(104,552)	($1,451,346)	(48,210)	($651,129)
Total net decrease	(3,856,492)	($54,576,409)	(3,782,699)	($52,155,945)

For Emerging Markets Value Trust, affiliates of the Trust owned 100%, 100% and 71% of shares of Series I, Series II and Series NAV, respectively. For Financial Industries Trust, affiliates of the Trust owned 100%, 99% and 100% of shares of Series I, Series II and Series NAV, respectively. For all other portfolios, affiliates of the Trust owned 100% of shares of all series of the portfolios. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term investments, U.S. Treasury obligations, in kind activity and merger activity, are aggregated below for the year ended December 31, 2018:

Portfolio	Purchases	Sales
500 Index Trust	$214,444,143	$219,769,109
American Asset Allocation Trust	93,926,599	198,964,425
American Global Growth Trust	25,536,658	39,006,973
American Growth Trust	120,100,345	175,237,803
American Growth-Income Trust	117,452,049	195,991,409
American International Trust	104,221,875	104,776,965
Blue Chip Growth Trust	671,402,727	871,504,476
Capital Appreciation Trust	343,672,304	950,054,548
Capital Appreciation Value Trust	267,710,011	268,012,992
Emerging Markets Value Trust	95,054,821	568,674,004
Equity Income Trust	307,540,142	457,676,211
Financial Industries Trust	54,262,201	88,049,085
Fundamental All Cap Core Trust	425,259,053	571,216,717
Fundamental Large Cap Value Trust	223,797,621	327,764,548
Global Trust	66,011,926	84,151,329
Health Sciences Trust	127,373,473	148,967,010
International Equity Index Trust	43,385,083	18,123,063
International Growth Stock Trust	152,909,503	406,523,369
International Small Company Trust	28,295,229	33,987,168
International Value Trust	247,323,680	678,566,530
Lifestyle Aggressive Portfolio	10,884,177	5,193,088
Lifestyle Balanced Portfolio	77,696,642	152,171,494
Lifestyle Conservative Portfolio	45,973,600	37,374,536
Lifestyle Growth Portfolio	334,319,982	918,459,476
Lifestyle Moderate Portfolio	25,027,265	47,922,143
Mid Cap Index Trust	217,178,608	338,938,322
Mid Cap Stock Trust	521,914,762	745,501,294
Mid Value Trust	249,730,005	314,333,954
Mutual Shares Trust	16,768,920	43,015,573
Real Estate Securities Trust	555,633,813	606,593,691
Science & Technology Trust	825,438,983	836,483,833
Small Cap Stock Trust	369,683,279	562,054,601
Small Cap Index Trust	139,547,711	142,700,750
Small Cap Opportunities Trust	35,971,053	50,225,397
Small Cap Value Trust	77,389,260	163,418,620
Small Company Value Trust	56,695,357	211,087,360
Strategic Equity Allocation Trust	573,540,361	1,830,900,764
Total Stock Market Index Trust	12,187,365	96,091,602
Utilities Trust	69,658,974	123,290,479

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2018:

Portfolio	Purchase	Sales
Capital Appreciation Value Trust	$24,221,170	$25,615,117
Mutual Shares Trust	19,651,172	13,390,465

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios’ net assets. At December 31, 2018, the following portfolios had an affiliate ownership of 5% or more of the portfolios’ net assets:

Portfolio	Affiliated Concentration
Blue Chip Growth Trust	40.2%
Capital Appreciation Trust	10.9%
Equity Income Trust	52.1%
Mid Cap Stock Trust	36.4%
Mid Value Trust	37.7%
Small Cap Value Trust	22.9%
Strategic Equity Allocation Trust	100.0%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Lifestyle Portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The Lifestyle Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2018, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliate Series NAV	Percentage of Underlying Portfolio’s Net Assets
Lifestyle Balance Portfolio	Select Bond Trust	5.6%
Lifestyle Growth Portfolio	Strategic Equity Allocation Trust	42.8%
	Select Bond Trust	21.6%

Information regarding each portfolio’s purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
500 Index Trust
John Hancock Collateral Trust*	1,300,873	19,153,944	(20,124,054)	330,763	—	—	($2,386)	$760	$3,308,687
Blue Chip Growth Trust
John Hancock Collateral Trust*	1,623,078	49,415,099	(47,429,286)	3,608,891	—	—	($122)	$2,157	$36,100,458
Capital Appreciation Trust
John Hancock Collateral Trust*	1,411,945	65,093,992	(65,622,668)	883,269	—	—	$785	$2,441	$8,835,514
Capital Appreciation Value Trust
John Hancock Collateral Trust*	271,682	11,763,901	(11,843,544)	192,039	—	—	($1,279)	$165	$1,921,001
Emerging Markets Value Trust
John Hancock Collateral Trust*	2,105,793	7,868,794	(9,652,743)	321,844	—	—	($185)	$1,200	$3,219,466
Equity Income Trust
John Hancock Collateral Trust*	4,163,446	53,562,108	(55,930,179)	1,795,375	—	—	($28,039)	$1,128	$17,959,492
Financial Industries Trust
John Hancock Collateral Trust*	10,423	4,355,445	(4,365,868)	—	—	—	($183)	($1)	—
Global Trust
John Hancock Collateral Trust*	1,004,432	15,156,703	(15,605,081)	556,054	—	—	$697	$404	$5,562,323
International Equity Index Trust
John Hancock Collateral Trust*	2,244,422	21,139,818	(22,149,136)	1,235,104	—	—	($940)	$1,414	$12,354,991
Manulife Financial Corp.	70,600	800	—	71,400	$42,620	—	—	(474,648)	1,013,052
					$42,620	—	($940)	($473,234)	$13,368,043
International Small Company Trust
John Hancock Collateral Trust*	1,171,611	2,606,083	(2,874,267)	903,427	—	—	($1,651)	$481	$9,037,157
International Value Trust
John Hancock Collateral Trust*	3,602,616	44,745,562	(47,932,996)	415,182	—	—	($3,280)	$1,336	$4,153,152
Lifestyle Aggressive Portfolio
John Hancock Collateral Trust*	—	375,839	(320,565)	55,274	—	—	($43)	$32	$552,919
Strategic Equity Allocation	1,241,814	421,700	(177,928)	1,485,586	$465,143	$1,179,554	571,125	(4,621,558)	25,448,082
					$465,143	$1,179,554	$571,082	($4,621,526)	$26,001,001
Lifestyle Balanced Portfolio
Select Bond	39,225,796	2,735,440	(6,504,568)	35,456,668	$13,812,229	—	($3,468,233)	($13,015,023)	$460,227,551
Strategic Equity Allocation	26,859,035	2,185,849	(3,313,761)	25,731,123	8,203,702	$21,021,640	11,229,148	(79,244,895)	440,774,144
					$22,015,931	$21,021,640	$7,760,915	($92,259,918)	$901,001,695
Lifestyle Conservative Portfolio
Select Bond	10,809,339	2,110,677	(1,827,774)	11,092,242	$4,110,334	—	($918,338)	($3,728,453)	$143,977,300
Strategic Equity Allocation	1,819,443	976,249	(674,421)	2,121,271	603,407	$1,482,835	2,273,344	(7,034,695)	36,337,378
					$4,713,741	$1,482,835	$1,355,006	($10,763,148)	$180,314,678
Lifestyle Growth Portfolio
Select Bond	152,580,967	4,667,052	(20,369,966)	136,878,053	$53,926,102	—	($22,634,089)	($42,135,690)	$1,776,677,134
Strategic Equity Allocation	251,361,487	14,097,068	(32,326,265)	233,132,290	75,039,190	$194,042,624	116,620,297	(740,743,166)	3,993,467,845
					$128,965,292	$194,042,624	$93,986,208	($782,878,856)	$5,770,144,979
Lifestyle Moderate Portfolio
Select Bond	14,578,842	890,225	(2,245,669)	13,223,398	$5,106,960	—	($1,167,690)	($4,958,438)	$171,639,709
Strategic Equity Allocation	6,544,465	697,674	(915,400)	6,326,739	1,999,265	$5,174,813	3,155,853	(19,724,327)	108,377,041
					$7,106,225	$5,174,813	$1,988,163	($24,682,765)	$280,016,750
Mid Cap Index Trust
John Hancock Collateral Trust*	4,210,301	31,972,052	(32,018,039)	4,164,314	—	—	$1,963	$3,833	$41,656,466
Mid Cap Stock Trust
John Hancock Collateral Trust*	6,936,157	96,013,549	(99,045,932)	3,903,774	—	—	($9,982)	$4,141	$39,050,234
Mid Value Trust
John Hancock Collateral Trust*	4,515,939	38,565,116	(40,722,257)	2,358,798	—	—	($14,295)	$4,785	$23,595,533
Mutual Shares Trust
John Hancock Collateral Trust*	271,449	6,259,821	(6,514,773)	16,497	—	—	($566)	($4)	$165,019
Real Estate Securities Trust
John Hancock Collateral Trust*	126,860	456,953	(583,813)	—	—	—	$159	$10	—
Science & Technology Trust
John Hancock Collateral Trust*	2,534,229	69,591,199	(66,475,733)	5,649,695	—	—	($5,209)	$3,995	$56,515,024
Small Cap Index Trust
John Hancock Collateral Trust*	3,998,544	15,878,978	(16,458,340)	3,419,182	—	—	($2,873)	$4,580	$34,202,762

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Small Cap Opportunities Trust
John Hancock Collateral Trust*	381,708	2,451,253	(2,687,857)	145,104	—	—	($17)	$342	$1,451,499
Small Cap Stock Trust
John Hancock Collateral Trust*	4,747,421	36,317,683	(38,769,040)	2,296,064	—	—	($6,320)	$6,532	$22,967,988
Small Cap Value Trust
John Hancock Collateral Trust*	2,581,020	23,635,141	(25,741,158)	475,003	—	—	($9,021)	$3,955	$4,751,553
Small Company Value Trust
John Hancock Collateral Trust*	809,199	10,621,001	(10,881,767)	548,433	—	—	($324)	$526	$5,486,087
Strategic Equity Allocation Trust
John Hancock Collateral Trust*	10,295,580	199,438,368	(199,220,639)	10,513,309	—	—	($22,305)	$14,828	$105,166,728
Total Stock Market Index Trust
John Hancock Collateral Trust*	1,479,518	7,626,760	(8,220,162)	886,116	—	—	($1,088)	$2,144	$8,863,993
Utilities Trust
John Hancock Collateral Trust*	1,872,564	22,509,823	(23,472,471)	909,916	—	—	($1,595)	$665	$9,102,067

*Refer to the Securities lending note within Note 2 for details regarding this investment.

10.  INTERFUND TRADING

The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018 the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Portfolio	Purchases	Sales
Capital Appreciation Trust	—	$154,700,296
Capital Appreciation Value Trust	$2,916,400	194,997
Mid Value Trust	1,427,592	238,856
Science & Technology Trust	1,328,017	—
Small Company Value Trust	144,930	4,884,577
Utilities Trust	136,781	21,707

11.  DIRECT PLACEMENT SECURITIES The portfolios may hold private placement securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the direct placement securities held at December 31, 2018.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of portfolio’s net assets	Value as of 12-31-18
Health Sciences Trust	Acerta Pharma BV, Class B	2/8/2016	$128,018	4,276,305	4,276,305	0.1%	$370,328
Health Sciences Trust	Doximity, Inc.	4/10/2014	152,390	31,611	31,611	0.0%*	135,611
Health Sciences Trust	JAND, Inc., Class A	4/23/2015	170,752	14,867	14,867	0.1%	220,626
Health Sciences Trust	JAND, Inc., Series D	4/23/2015	381,289	33,198	33,198	0.2%	492,658
							$1,219,223
Mid Cap Stock Trust	Coupang LLC**	11/20/2014	$3,902,615	1,034,250	1,177,710	1.0%	$6,713,889
Mid Cap Stock Trust	DraftKings, Inc.**	12/4/2014	1,551,991	933,549	1,058,486	0.4%	2,413,507
Mid Cap Stock Trust	Essence Group Holdings Corp.**	5/1/2014	2,731,549	1,459,559	1,663,188	0.6%	3,941,756
Mid Cap Stock Trust	JAND, Inc., Class A**	4/23/2015	345,543	25,303	28,798	0.1%	427,362
Mid Cap Stock Trust	JAND, Inc., Series D**	4/23/2015	771,614	56,502	64,307	0.1%	954,316
Mid Cap Stock Trust	Lookout, Inc., Series F**	7/31/2014	2,338,736	185,829	211,003	0.2%	1,350,419
Mid Cap Stock Trust	MarkLogic Corp., Series F**	4/27/2015	2,909,989	222,196	253,035	0.4%	2,515,168
Mid Cap Stock Trust	Pinterest, Inc., Series G**	3/16/2015	3,383,975	292,090	454,185	0.4%	2,693,317
Mid Cap Stock Trust	The Honest Company, Inc., Series C**	8/20/2014	2,080,622	66,598	75,561	0.3%	2,283,453
Mid Cap Stock Trust	Uber Technologies, Inc.**	6/5/2014	7,562,821	584,504	420,446	2.5%	16,443,643
	Sold: 223,661 shares
Mid Cap Stock Trust	WeWork Companies, Inc., Class A**	12/8/2014	158,279	6,615	7,544	0.1%	466,521
Mid Cap Stock Trust	WeWork Companies, Inc., Series D1**	12/8/2014	2,163,707	90,446	103,140	1.0%	6,378,178
Mid Cap Stock Trust	WeWork Companies, Inc., Series D2**	12/8/2014	1,700,068	71,065	81,039	0.7%	5,011,452
							$51,592,981
Science & Technology Trust	Airbnb, Inc., Series E	7/14/2015	$802,846	8,624	8,624	0.1%	$782,628
Science & Technology Trust	DiDi Chuxing, Inc.	10/19/2015	260,905	9,513	9,513	0.1%	446,160
							$1,228,788

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of portfolio’s net assets	Value as of 12-31-18
Small Cap Stock Trust	DraftKings, Inc.	7/13/2015	$1,234,765	327,094	327,094	0.3%	$745,823
Small Cap Stock Trust	MarkLogic Corp., Series F	4/27/2015	1,781,885	153,423	153,423	0.6%	1,525,025
Small Cap Stock Trust	The Honest Company, Inc., Series D	8/3/2015	1,233,280	26,954	26,954	0.4%	964,145
							$3,234,993

*Less than 0.05%

**Additional shares acquired in merger with Alpha Opportunities Trust

12.  REORGANIZATION

Fiscal year ended December 31, 2018, portfolio mergers:

Mid Cap Stock Trust.  On April 10, 2018, the shareholders of Alpha Opportunities Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Mid Cap Stock Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

The reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2018. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Mid Cap Stock Trust	Alpha Opportunities Trust	$117,164,941	13,259,152	6,214,975	$742,926,515	$860,091,456

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2018. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2018 are as follows:

Net investment income	($2,978,320)
Net realized and unrealized gain (loss)	8,291,214
Increase (decrease) in net assets from operations	$5,312,894

Fiscal year ended December 31, 2017, portfolio mergers:

Total Stock Market Index Trust.  On April 11, 2017, the shareholders of All Cap Core Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Total Stock Market Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

The reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 28, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Total Stock Market Index Trust	All Cap Core Trust	$66,577,978	2,115,212	3,250,822	$703,280,566	$769,858,544

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Emerging Markets Value Trust.  On October 19, 2017, the shareholders of American New World Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Emerging Markets Value Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the

REORGANIZATION, CONTINUED

Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Emerging Markets Value Trust	American New World Trust	$98,043,952	—	7,510,316	9,517,587	$668,494,448	$766,538,400

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Lifestyle Growth Portfolio.  On October 19, 2017, the shareholders of Core Strategy Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Lifestyle Growth Portfolio	Core Strategy Trust	$3,758,623,840	$375,762,816	245,319,558	230,723,839	$3,288,895,379	$7,047,519,219

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Mid Cap Index Trust.  On October 19, 2017, the shareholders of Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Mid Cap Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Mid Cap Index Trust	Value Trust	$143,260,440	$1,754,463	20,657,394	6,445,166	$1,416,465,374	$1,559,725,814

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

13.  OTHER MATTERS The Trust and several of its portfolios, including 500 Index Trust, Equity Income Trust, Mid Value Trust and Total Stock Market Index Trust (the portfolios), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No.12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.). The total amounts at issue for 500 Index Trust, Equity Income Trust, Mid Value Trust, and Total Stock Market Index Trust are approximately $600,000, $30.5 million, $1.8 million, and $114,000, respectively.

OTHER MATTERS, CONTINUED

On September 23, 2013, the District Court granted defendants’ omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition requesting that the U.S. Supreme Court agree to review the Second Circuit’s decision. The shareholder defendants filed a joint brief in opposition to the petition on October 24, 2016. The Supreme Court has not yet granted or denied the petition. On February 27, 2018, the Supreme Court issued its decision on a separate case involving Section 546(e) (“Merit Management”). On April 10, 2018, the Plaintiffs filed with the Second Circuit a Motion to Recall Mandate seeking to have the Court vacate its prior decision and remand to the District Court for further proceedings consistent with Merit Management decision. On May 15, 2018, the Second Circuit issued an order recalling the mandate in anticipation of further review in light of the Merit Management decision.

Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the U.S. District Court for the Southern District of New York granted the shareholder Defendants’ motion to dismiss the international fraudulent conveyance claim. On February 23, 2017, the judge issued an order stating that he intends to permit an interlocutory appeal of the dismissal order but will wait to do so until the Court has resolved the remaining motions to dismiss filed by the other defendants. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on a portfolio’s net asset value.

On June 30, 2016, Equity Income Trust and Science & Technology Trust received a reimbursement from T. Rowe Price Associates Inc., the portfolio’s subadvisor, due to a proxy voting error by the subadvisor in relation to a tender offer for shares of Dell Inc. Equity Income Trust and Science & Technology Trust received a payment from the subadvisor of approximately $7.6 million and $2.7 million, respectively, reflecting the difference between the tender offer price of $13.75 per share and the Delaware Chancery Court’s valuation opinion of $17.62 a share, plus interest accrued at the statutory rate, and minus a pro rata share of attorneys’ fees. The reimbursement agreement with the subadvisor allowed for adjustments to the payments made to the portfolios should the appraisal value change at a future date. On December 14, 2017, the Delaware Supreme Court reversed and remanded the appraisal decision by the Delaware Chancery Court related to the Dell Inc. tender offer. Beginning in June 2018, settlement action between Dell Inc. and the remaining petitioners commenced. After consultation with T. Rowe Price, it became clear that the last remaining petitioners would be settling soon and that the Delaware Chancery Court action would be concluded. As a result of this consultation, on August 21, 2018, Equity Income Trust and Science & Technology Trust accrued loss contingencies for $4.7 million and $1.7 million, respectively, based on an appraisal value of $13.83 per share plus accrued interest and the portfolios’ obligations under the reimbursement agreement. The full amounts were subsequently paid to the subadvisor on October 18, 2018.

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth — Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Share Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust and Utilities Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of each of the funds listed in the table below (thirty nine of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the John Hancock Variable Insurance Trust	Statement of operations	Statements of changes in net assets	Financial Highlights
500 Index Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Trust
Health Sciences Trust
International Equity Index Trust
International Growth Stock Trust
International Small Company Trust
International Value Trust
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Mutual Shares Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Equity Allocation Trust
Total Stock Market Index Trust
Utilities Trust
	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the five years in the period ended December 31, 2018
Emerging Markets Value Trust	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013); Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport); Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010); Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010); Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014); Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988); Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991); Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions); Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013); Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov).

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer***

* Member of the Audit Committee
† Non-Independent Trustee
\# Effective 6-19-18
** Effective 9-13-18

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/18
2/19
1115015: 1218

John Hancock

Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

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Bond Trusts

Annual Report

December 31, 2018

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	15

Summary portfolio of investments (See below for each portfolio’s page #)	17

Statements of assets and liabilities	51

Statements of operations	54

Statements of changes in net assets	57

Financial highlights	61

Notes to financial statements	67

Report of independent registered public accounting firm	88

Trustees and officers information	89

For more information	92

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	17
Core Bond Trust	5	19
Global Bond Trust	6	20
High Yield Trust	7	30
Investment Quality Bond Trust	8	33
Money Market Trust	9	36
Select Bond Trust (formerly Bond Trust)	10	37
Short Term Government Income Trust	11	39
Strategic Income Opportunities Trust	12	40
Total Bond Market Trust	13	46
Ultra Short Term Bond Trust	14	48

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are also compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2018. The views expressed are those of the portfolio managers as of December 31, 2018, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. None of the portfolios is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.

3

Active Bond Trust

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of between 4 and 6 years, however, there is no limit on average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	34.2
U.S. Government Agency	21.9
U.S. Government	12.4
Asset backed securities	10.8
Collateralized mortgage obligations	9.0
Municipal bonds	0.6
Foreign government obligations	0.5
Capital preferred securities	0.2
Preferred securities	0.1
Term loans	0.1
Short-term investments	10.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Active Bond Trust Series NAV shares declined 0.55% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  U.S. bonds generated mixed results in 2018 but posted flat overall returns for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. U.S. economic growth accelerated in the second and third quarters of the year, driven in part by federal tax reform legislation passed by Congress in late 2017. Job growth remained a key driver of the economy in 2018 as the unemployment rate ended the year at 3.9%.

On the inflation front, the Consumer Price Index increased by 1.9% for the year ended December 31, 2018. One factor that kept inflation in check despite the improving economy was a sharp decline in energy prices, driven by increased supply and slackening demand.

Despite the modest inflation levels, the U.S. Federal Reserve (Fed) continued to pursue its goal of interest rate normalization by raising its short-term interest rate target four times in 2018. By the end of the year, the federal funds rate target had risen to its highest level since January 2008, still a modest range of 2.25–2.50%.

The strengthening economy and Fed rate hikes drove U.S. bond yields higher across the board during the year. Short-term bond yields rose the most, reflecting the Fed’s actions, while longer-term yields experienced the smallest increases.

From a sector perspective, asset-backed securities posted the best returns, followed by commercial and residential mortgage-backed securities. U.S. Treasury bonds also delivered positive performance, while high-yield and investment-grade corporate bonds declined, particularly during the latter half of the year amid geopolitical uncertainty and reduced economic expectations.

Sector allocation was the main detractor from the trust’s relative performance. An underweight position in U.S. Treasury securities and a non-benchmark position in high-yield corporate bonds was the most damaging. An overweight position in investment-grade corporate bonds also weighed on relative results, while overweight positions in asset-backed and commercial mortgage-backed securities added value during the year.

Individual security selection produced mixed results. Leading contributors among corporate bond holdings included financial services provider Ally Financial, Inc., cable operator Viacom, Inc. and telecommunication services company Telefonaktiebolaget LM Ericsson. Notable detractors included bonds issued by telecommunication services provider Telecom Italia SpA.

The trust’s duration (a measure of interest rate sensitivity) was shorter on average than that of the benchmark, which aided performance as it helped limit the negative impact of rising bond yields.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	–0.60%	3.07%	6.76%	16.34%	92.35%
Active Bond Trust Series II	–0.80%	2.86%	6.56%	15.16%	88.79%
Active Bond Trust Series NAV	–0.55%	3.14%	6.82%	16.74%	93.48%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	0.01%	2.52%	3.48%	13.26%	40.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Core Bond Trust

Subadvisor: Wells Capital Management, Inc.
Portfolio Managers: Maulik Bhansali, CFA, Thomas J. O’Connor, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	27.7
U.S. Government	23.7
Corporate bonds	22.9
Asset backed securities	11.6
Collateralized mortgage obligations	11.5
Foreign government obligations	0.8
Municipal bonds	0.6
Short-term investments	1.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Core Bond Trust Series I shares declined 0.59% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  Within the fixed income asset class, credit produced the most severe negative excess return, followed by mortgage-backed securities (MBS), commercial-mortgage backed securities (CMBS), and agencies, leaving only asset-backed securities (ABS) with positive excess returns.

The year was characterized by increasing momentum of the U.S. economy, with Europe and Asia showing signs of softening, following a period of synchronized global growth in 2017. The U.S. Federal Reserve’s well-telegraphed policy led to four separate interest rate increases in the Fed Funds target rate which produced continued weakness on the short end of the curve and the yield curve continued to flatten. Focus later in the year was distorted by trade tensions and political concerns including Brexit, the Italian budget and, at year end, a partial closure of the U.S. federal government following an impasse between President Trump and House Democrats regarding border security.

In credit, sector and security selection detracted from performance. Detractors were concentrated across names in the non-U.S. banks, automotive, technology and foreign agency subsectors. Notable detractors include Intesa Sanpaolo SpA. and Ford Motor Company. Contributors were concentrated across names in the consumer, cable/media, health care and sovereign subsectors. Notable contributors include Anheuser-Busch InBev Worldwide, Inc. SA, CVS Health Corp., Comcast Corp., and Nestlé Holdings, Inc.

In agency mortgages, bottom-up security selection in collateralized mortgage obligations (CMOs) and Ginnie Maes contributed to performance. Ginnie Mae and Fannie Mae swaps were volatile throughout the year and provided a good opportunity for trading the sector. The CMO market also proved to be a good source of alpha again this year as we were able to exploit several security-level opportunities. Positioning in 20-year and 15-year securities detracted from performance as did positioning in certain 30-year bonds that significantly underperformed in the month of December amid a rates rally.

In consumer ABS, an overweight to the sector and security selection was a contributor year-to-date with Federal Family Education Loan Program student loans leading the way. Positioning in private credit student loans and rental car ABS also contributed. An underweight to lower-rated CMBS tranches detracted from performance.

Consistent with our bottom-up process, we maintain a neutral duration. We continue to favor ABS with our largest overweight on stable fundamentals within the core sectors of the market. We maintained a small overweight to credit, seeking to mitigate risks. We maintained our overweight to agency MBS, seeing additional security selection in recent months in the more volatile interest rate environment. We believe our positioning should enable us to take advantage of security selection opportunities as they arise.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	–0.59%	2.33%	4.07%	12.23%	49.08%
Core Bond Trust Series II	–0.79%	2.13%	3.86%	11.13%	46.01%
Core Bond Trust Series NAV	–0.54%	2.38%	4.12%	12.47%	49.70%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	0.01%	2.52%	3.48%	13.26%	40.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that may be denominated in foreign currencies or U.S. dollars, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	31.6
U.S. Government Agency	21.6
Foreign government obligations	15.2
Collateralized mortgage obligations	11.3
Asset backed securities	9.2
U.S. Government	7.1
Municipal bonds	1.1
Capital preferred securities	0.3
Term loans	0.2
Preferred securities	0.1
Escrow shares	0.1
Short-term investments	2.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Global Bond Trust Series I shares declined 1.90% and the Bloomberg Barclays Global Aggregate Bond Index declined 1.20%.

Environment  >  The beginning of 2018 was characterized by a challenging market environment, featuring higher yields and lower equities as volatility rose. Risk asset returns reversed on concerns about rising rates and on fears of a global trade war. Equities ended the first quarter lower, credit spreads wider, and the dollar weaker. In the second quarter, divergent growth momentum and central bank activity between the U.S. and other developed regions supported the U.S. dollar, which contributed to weakness in emerging market (EM) assets. During the third quarter, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in EM assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Markets rode a wave of volatility into year-end, as U.S. Federal Reserve policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Bond markets, generally a safe haven in stormy markets, delivered on their traditional role as an equity diversifier. Amid the fourth quarter’s flight to safety, intermediate and long-term interest rates rallied sharply, leaving the 10-year U.S. treasury yield at 2.69% at year-end, following a high of 3.24% in November.

An underweight to local rates in Japan and South Korea detracted from performance as yields fell, while yield curve positioning in France was negative. Within currencies, long exposure to the British pound detracted as the currency depreciated, and tactical currency positioning within select currencies such as the Turkish lira and Chinese yuan was also negative for performance. Within currencies, a long dollar bias against the euro contributed to relative returns as the currency depreciated.

Within spread strategies, tactical exposure to U.S. TIPS detracted as breakeven strategies (exploiting the difference between nominal and real duration), fell. Mortgage strategies detracted from performance over the year, given an overweight to agency mortgages as spreads widened, and an allocation to non-Agency mortgages amid the fourth quarter risk-off environment.

Credit strategies were mixed over the year, as an underweight to investment grade corporates added and a tactical allocation to high yield corporates detracted, as spreads broadly widened. The trust’s U.S. interest rate positioning, particularly duration and yield curve positioning, was a large contributor to performance. Exposure to nominal rates in Europe, the U.K., and Latin America was also additive.

Derivatives were instrumental in attaining specific exposures targeted to gain from anticipated market developments. Exposure to global developed and EM interest rates, which added to relative performance, was partly facilitated using interest rate swaps, futures, and options. Currency positioning, which broadly detracted from relative performance, was gained partially through currency forwards, currency swaps, and options. Credit exposure, which was overall negative for returns, was partially obtained through credit default swaps and options on credit default swap indices.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	–1.90%	1.65%	4.31%	8.52%	52.53%
Global Bond Trust Series II	–2.03%	1.46%	4.11%	7.54%	49.54%
Global Bond Trust Series NAV	–1.74%	1.72%	4.36%	8.89%	53.19%
Bloomberg Barclays Global Aggregate Bond Index[2,3]	–1.20%	1.08%	2.49%	5.52%	27.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that measures the performance of leading global bond markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	85.4
Asset backed securities	4.5
Term loans	3.3
Common stocks	1.7
Foreign government obligations	1.4
Convertible bonds	1.4
Preferred securities	0.8
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, High Yield Trust Series I shares declined 3.01% and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index declined 2.08%.

Environment  >  Rising trade tensions with multiple global trading partners and a U.S. Federal Reserve (Fed) tightening monetary policy couldn’t derail high yield performance for a great majority of the year. High yield bonds (generally those rated BB and below) produced positive absolute and relative returns through November, the only fixed income asset class to do so. U.S. economic reports remained healthy throughout the year as did corporate earnings. However, forces that had begun to form in October overwhelmed the high yield market as the year came to a close. The price of a barrel of oil dropped from $76 in October to $43 by late December, which was taken as an indicator that global economic growth was weakening. Disappointing Eurozone and China economic reports were viewed as confirming these concerns. As the period came to an end the Fed sent mixed signals about their intentions regarding future rate moves; one day signaling they were close to finished tightening and the next that they had a long way to go. The market appreciated the fact that global growth had desynchronized and the U.S. remained on a different tack than Europe and China but the uncertainty created by the Fed communications and then walking back their comments on a number of occasions created an environment that investors found problematic. In the last few weeks of the year the high yield market gave up all its gains and then some ending the year with negative performance across the board.

The trust underperformed its benchmark. Industry allocation detracted from performance. An underweight to outperforming consumer staples and an overweight to underperforming consumer discretionary sectors were key detractors. The trust’s relatively short duration positioning also detracted from performance as the yield on 5-year U.S. treasuries rose 32 basis points year-over-year ending 2018 at 2.51%.

The trust’s higher quality bias and underweight to the lower rating category aided performance. Issue selection also was positive for the period. An opportunistic allocation to bank loans also contributed to performance as loans outperformed bonds for the annual period.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	–3.01%	2.19%	9.81%	11.44%	154.87%
High Yield Trust Series II	–3.15%	1.98%	9.59%	10.31%	149.85%
High Yield Trust Series NAV	–3.02%	2.23%	9.85%	11.66%	155.93%
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index[2,4]	–2.08%	3.84%	11.14%	20.72%	187.61%
FTSE High Yield Market Index[3,4]	–2.13%	3.49%	10.62%	18.72%	174.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S.

3	The FTSE High Yield Market Index (formerly Citigroup High Yield Market Index) is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. As of January 1, 2019, the trust replaced the FTSE High Yield Market Index with the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index as the benchmark to which the trust compares its performance.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, III, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	33.3
Corporate bonds	19.7
U.S. Government	16.6
Asset backed securities	15.3
Collateralized mortgage obligations	9.7
Term loans	1.1
Municipal bonds	0.6
Foreign government obligations	0.5
Short-term investments	3.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Investment Quality Bond Trust Series I shares declined 0.82% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  Global fixed income markets largely finished in the red during the year, driven by corporate spread widening and higher yields in the U.S. and select emerging markets government bond markets. Geopolitical uncertainty remained elevated.

Global monetary policy continued along a less accommodative path during the period. The U.S. Federal Reserve (Fed) hiked interest rates four times during 2018 and projected additional hikes; however, the Fed also set expectations that the pace of tightening may slow. The European Central Bank concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate hike.

Early in the period, sovereign yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, sovereign yields declined across most markets amid a spike in equity market volatility and increasing concerns about slowing global growth. U.S. yields finished higher for the year. Brexit worries and weakening European growth indicators contributed to lower core European sovereign yields while U.K. yields rose.

The trust underperformed its benchmark over the period amid corporate spread widening and higher yields in the U.S. and select markets. Exposure to high yield issuers (generally those rated BB and below) detracted from performance. Higher-yielding sectors underperformed investment grade credit particularly in the fourth quarter, more than reversing some of the outperformance from earlier in the year. The trust’s positioning within securitized sectors (commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and agency mortgage-backed securities), contributed favorably to relative results. Investment grade credit positioning was also a positive contributor overall. Positive impact from industrials partly offset negative impact from positioning within financials.

Select exposure to emerging markets (EM) debt, reflecting our favorable view on EM fundamentals, detracted from performance. The trust’s currency positioning was relatively neutral to performance. Duration positioning, particularly short duration/yield curve positioning in the last quarter, detracted from performance as rates fell amid a global flight to quality.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	–0.82%	2.51%	4.54%	13.19%	55.96%
Investment Quality Bond Trust Series II	–0.93%	2.30%	4.33%	12.07%	52.77%
Investment Quality Bond Trust Series NAV	–0.68%	2.59%	4.60%	13.63%	56.81%
Bloomberg Barclays U.S. Aggregate Bond Index[2,4]	0.01%	2.52%	3.48%	13.26%	40.75%
Blended Index[3,4]	–0.62%	2.61%	3.83%	13.73%	45.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	The Blended Index is composed of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

Money Market Trust

Subadvisor: John Hancock Asset Management
Portfolio Manager: Jeffrey Given

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Portfolio Composition*	% of Total
U.S. Government Agency	92.6
U.S. Government	7.4

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Environment  >   In 2018, average returns in money markets doubled for the third straight year, and many funds were yielding more than 2% by year-end. As volatility and market uncertainty increased, over $200 billion flowed into money markets, pushing assets under management to more than $3 trillion for the first time in almost a decade. However, the year ended with volatility in both equity and fixed income markets amid the ongoing U.S.-China trade dispute, a U.S. government shutdown, uncertainty surrounding the U.K.’s exit from the European Union (“Brexit”), and concerns about a slowdown in global growth.

Despite volatility in the fourth quarter, the U.S, Federal Reserve (Fed) raised the federal funds target range to 2.25%–2.50% at its December Federal Open Market Committee (FOMC) meeting. This raised the federal funds rate to its highest level in a decade, although it remained near historical lows. The FOMC also lowered its projections for the policy rate, reflecting expectations for softer economic growth and lower inflation. However, the committee continued its quantitative measures, allowing Treasury and government agency securities to roll off its balance sheet, resulting in $150 billion maturing off the Fed’s balance sheet in the fourth quarter and pushing yields higher.

The one-month London Interbank Offered Rate (LIBOR) began the year at 156 basis points (bps) and ended at 252 bps, while the three-month LIBOR began the year at 170 bps and ended at 280 bps.

In our view, the days of predictable quarterly interest rate increases may be behind us, with volatility very much an issue for both equity and fixed income markets. Many market participants think we may be approaching the end of the rising interest rate cycle, and markets were pricing in less than one increase in 2019 at the end of December. We still think two interest rate increases could be implemented in 2019, but the timing will be less predictable.

The economic and financial outlook for 2019 is considerably less certain than it was for 2018. The trade dispute with China, a U.S. government shutdown, Brexit concerns, and a possible slowdown in global growth together imply that we may be nearing the end of the rising interest rate cycle and the end of quantitative tightening.

9

Select Bond Trust (formerly Bond Trust)

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	35.9
U.S. Government Agency	24.3
Asset backed securities	21.1
U.S. Government	16.2
Collateralized mortgage obligations	2.0
Foreign government obligations	0.1
Capital preferred securities	0.1
Short-term investments and other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Select Bond Trust Series NAV shares declined 0.38% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  U.S. bonds generated mixed results in 2018 but posted largely flat overall returns for the year. U.S. economic growth accelerated in the second and third quarters of the year, driven in part by federal tax reform legislation passed by Congress in late 2017. Job growth remained a key driver of the economy in 2018 as the unemployment rate ended the year at 3.9%.

On the inflation front, the Consumer Price Index increased by 1.9% for the year ended December 31, 2018. One factor that kept inflation in check despite the improving economy was a sharp decline in energy prices, driven by increased supply and slackening demand.

Despite the modest inflation levels, the U.S. Federal Reserve (Fed) continued to pursue its goal of interest rate normalization by raising its short-term interest rate target four times in 2018. By the end of the year, the federal funds rate target had risen to its highest level since January 2008, still a modest range of 2.25–2.50%.

The strengthening economy and Fed rate hikes drove U.S. bond yields higher across the board during the year. Short-term bond yields rose the most, reflecting the Fed’s actions, while longer-term yields experienced the smallest increases.

Among investment-grade bonds, asset-backed securities posted the best returns, followed by commercial and residential mortgage-backed securities. U.S. Treasury bonds also delivered positive performance for the year, while corporate bonds declined, particularly during the latter half of the year amid geopolitical uncertainty and reduced economic expectations.

Sector allocation detracted from performance compared with the benchmark, primarily due to an overweight position in corporate bonds and an underweight position in U.S. Treasury securities. An overweight position in asset-backed securities contributed positively to relative results.

Individual security selection was generally a positive factor, but notable detractors included technology hardware manufacturer Dell Technologies, Inc. and industrial conglomerate General Electric Company.

Selection among the strategy’s corporate bond holdings was a positive factor in relative performance. Investment grade industrials gave a particular boost.

The trust’s duration positioning also added value during the year. Maintaining a shorter duration than the benchmark limited the negative impact of rising bond yields on the strategy’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Select Bond Trust Series I2	–0.43%	2.39%	3.45%	12.54%	37.67%
Select Bond Trust Series II2	–0.63%	2.20%	3.29%	11.50%	35.72%
Select Bond Trust Series NAV (began 7/29/09)	–0.38%	2.44%	3.44%	12.83%	37.62%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	0.01%	2.52%	3.41%	13.26%	37.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

10

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	60.5
U.S. Government	33.6
Collateralized mortgage obligations	4.2
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Short Term Government Income Trust Series NAV shares returned 0.89% and the Bloomberg Barclays U.S. Government 1-5 Year Index returned 1.53%.

Environment  >  Short-term U.S. government bonds posted positive returns in 2018 despite rising interest rates. U.S. economic growth accelerated in the second and third quarters of the year, driven in part by federal tax reform legislation passed by Congress in late 2017. Job growth remained a key driver of the economy in 2018 as the unemployment ended the year at 3.9%.

On the inflation front, the Consumer Price Index increased by 1.9% for the year ended December 31, 2018. One factor that kept inflation in check despite the improving economy was a sharp decline in energy prices, driven by increased supply and slackening demand.

Despite the modest inflation levels, the U.S. Federal Reserve (Fed) continued to pursue its goal of interest rate normalization by raising its short-term interest rate target four times in 2018. By the end of the year, the federal funds rate target had risen to its highest level since January 2008, still a modest range of 2.25–2.50%.

The strengthening economy and Fed rate hikes drove short-term U.S. bond yields higher during the year.

The trust’s non-benchmark position in residential mortgage-backed securities detracted from relative performance. Sector allocation was a positive factor in relative performance, particularly an emphasis on the higher-yielding segments of the short-term government bond market. For example, an overweight position in short-term U.S. government agency securities and a non-benchmark position in commercial mortgage-backed securities added the most value during the year. A meaningful underweight position in short-term U.S. Treasury securities also contributed to relative results.

The trust’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark throughout the year, which helped limit the impact of rising short-term bond yields on trust performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Short Term Government Income Trust Series I2	0.84%	0.75%	—	1.20%	3.82%	—	12.68%
Short Term Government Income Trust Series II2	0.64%	0.55%	—	1.03%	2.79%	—	10.76%
Short Term Government Income Trust Series NAV (began 1/2/09)	0.89%	0.80%	—	1.25%	4.08%	—	13.19%
Bloomberg Barclays U.S. Government 1–5 Year Index[3,4]	1.53%	1.07%	—	1.39%	5.46%	—	14.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

11

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	43.3
Foreign government obligations	18.8
Term loans	12.8
Collateralized mortgage obligations	5.6
Preferred securities	4.8
Asset backed securities	4.1
Common stocks	3.3
Convertible bonds	2.7
Capital preferred securities	1.9
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Strategic Income Opportunities Trust Series I shares declined 5.03% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  Early in 2018, volatility increased. By the middle of the period, the market wrestled with the potential for a large-scale trade dispute. U.S. tariffs on Chinese goods and China’s retaliatory tariffs went into effect in mid-summer and trade tensions escalated. Emerging markets also came under pressure as a result of concerns about global growth. Volatility was elevated in both bond and currency markets.

As risk assets continued to come under pressure, the tone of central bankers around the world began to change in recognition of increasing risks to their long-term outlooks. In November, U.S. Federal Reserve (Fed) Chairman Jerome Powell moved markets sharply as he commented that rates are currently “just below” the neutral range, which was seen to be quite a shift in perspective from his October statement that the Fed was “a long way from neutral.” Elsewhere, Italian budget disputes weighed on the eurozone, and difficult negotiations on Brexit created more uncertainty around growth expectations in the region, further adding to volatility in global markets.

At the end of the period, despite a 90-day delay in the acceleration of tariffs between the U.S. and China, and a generally positive tone about the potential to reach a deal within that time frame, much uncertainty remained, and risk appetites faded quickly following the initial positive news. The Fed disappointed investors with the fourth interest rate increase of the year, causing equity markets and interest rates to fall. Central bankers across the globe highlighted increasing risks to the global economy, specifically trade protectionism, geopolitical developments, stresses within emerging markets and financial market volatility. Spreads on investment-grade and high-yield corporate bonds widened during the period, while developed-market high-quality interest rates were mixed. With the elevated market volatility and more cautious central bank expectations outside of the U.S., the U.S. dollar strengthened against the major world currencies.

Currency management was the largest detractor from performance, primarily as a result of overweight allocations to the euro, Brazilian real, Indian rupee, and Mexican peso, which depreciated against the U.S. dollar. Sector allocation also detracted because of an overweight allocation to high-yield corporate bonds and an underweight allocation to U.S. Treasuries. Security selection within the investment-grade corporate bond exposure also hurt relative performance.

Duration positioning contributed positively to performance over the period, primarily in the U.S. where the 10-year U.S. Treasury yield moved higher from 2.40% to 2.69%. The trust’s shorter-duration profile had a favorable impact.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	–5.03%	2.33%	7.00%	12.18%	96.68%
Strategic Income Opportunities Trust Series II	–5.29%	2.12%	6.78%	11.04%	92.64%
Strategic Income Opportunities Trust Series NAV	–5.00%	2.38%	7.05%	12.49%	97.66%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	0.01%	2.52%	3.48%	13.26%	40.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

12

Total Bond Market Trust

Subadvisor: John Hancock Asset Management
Portfolio Manager: Peter Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	38.7
U.S. Government Agency	30.6
Corporate bonds	25.1
Collateralized mortgage obligations	2.8
Foreign government obligations	1.7
Municipal bonds	0.8
Short-term investments and other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2018, Total Bond Market Trust Series NAV shares declined 0.24% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

Environment  >  U.S. bonds generated mixed results in 2018 but posted flat overall returns for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. U.S. economic growth accelerated in the second and third quarters of the year, driven in part by federal tax reform legislation passed by Congress in late 2017. Job growth remained a key driver of the economy in 2018 as the unemployment rate ended the year at 3.9%.

On the inflation front, the Consumer Price Index increased by 1.9% for the year ended December 31, 2018. One factor that kept inflation in check despite the improving economy was a sharp decline in energy prices, driven by increased supply and slackening demand.

Despite the modest inflation levels, the U.S. Federal Reserve (Fed) continued to pursue its goal of interest rate normalization by raising its short-term interest rate target four times in 2018. By the end of the year, the federal funds rate target had risen to its highest level since January 2008, still a modest range of 2.25–2.50%.

The strengthening economy and Fed rate hikes drove U.S. bond yields higher across the board during the year. Short-term bond yields rose the most, reflecting the Fed’s actions, while longer-term yields experienced the smallest increases.

Among investment-grade bonds, asset-backed securities posted the best returns, followed by commercial and residential mortgage-backed securities. In contrast, corporate bonds declined, particularly during the latter half of the year amid geopolitical uncertainty and reduced economic expectations.

Yield curve positioning detracted from the strategy’s relative performance. Although a shorter duration than the benchmark was beneficial during the year, the strategy’s maturity structure detracted from relative results. On a sector basis, a small overweight position in commercial mortgage-backed securities contributed to performance, while a modest overweight position in emerging markets debt detracted from relative results.

Individual security selection added value in 2018. Leading contributors among the strategy’s corporate bonds included financial services providers Citigroup, Inc. and HSBC Holdings PLC, as well as media company 21st Century Fox, Inc. Notable detractors included industrial conglomerate General Electric Company and electric utility Pacific Gas & Electric Company.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust Series I2	–0.19%	2.32%	3.32%	12.17%	38.60%
Total Bond Market Trust Series II2	–0.49%	2.12%	3.19%	11.05%	36.84%
Total Bond Market Trust Series NAV	–0.24%	2.36%	3.34%	12.35%	38.94%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	0.01%	2.52%	3.48%	13.26%	40.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

13

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	58.5
U.S. Government	14.3
Asset backed securities	14.1
U.S. Government Agency	2.8
Collateralized mortgage obligations	0.5
Short-term investments and other	9.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2018, Ultra Short Term Bond Trust Series I shares returned 1.40% and the ICE Bank of America Merrill Lynch 6-Month Treasury Bill Index returned 1.92%.

Environment  >  U.S. bonds maturing in less than one year posted positive returns in 2018. U.S. economic growth accelerated in the second and third quarters of the year, driven in part by federal tax reform legislation passed by Congress in late 2017. Job growth remained a key driver of the economy in 2018 as the unemployment rate ended the year at 3.9%.

On the inflation front, the Consumer Price Index increased by 1.9% for the year ended December 31, 2018. One factor that kept inflation in check despite the improving economy was a sharp decline in energy prices, driven by increased supply and slackening demand.

Despite the modest inflation levels, the U.S. Federal Reserve (Fed) continued to pursue its goal of interest rate normalization by raising its short-term interest rate target four times in 2018. By the end of the year, the federal funds rate target had risen to its highest level since January 2008, still a modest range of 2.25–2.50%.

The strengthening economy and Fed rate hikes drove short-term U.S. bond yields higher during the year.

Yield contributed to the trust’s relative performance in 2018. On average, the trust invested in securities with longer maturity dates than the benchmark, and the yield advantage of these longer-term securities aided Fund performance during the year. Sector allocation, which also added value, was focused on the higher-yielding segments of the short-term bond market. In particular, exposure to short-term corporate bonds and asset-backed securities, which comprised approximately 73% of net assets on average during the year, contributed positively to performance compared with the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	Since inception	5-year	Since inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	1.40%	0.50%	0.35%	2.54%	2.99%
Ultra Short Term Bond Trust Series II (began 7/29/10)	1.19%	0.30%	0.15%	1.52%	1.30%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	1.53%	0.57%	0.41%	2.88%	3.49%
ICE BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	1.92%	0.78%	0.55%	3.94%	4.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The ICE BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

14

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Active Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,009.80	$3.55	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series II	Actual expenses/actual returns	1,000.00	1,008.80	4.56	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series NAV	Actual expenses/actual returns	1,000.00	1,011.40	3.30	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%
Core Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,013.50	$3.40	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Series II	Actual expenses/actual returns	1,000.00	1,012.30	4.41	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Series NAV	Actual expenses/actual returns	1,000.00	1,013.30	3.15	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Global Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 989.50	$4.11	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series II	Actual expenses/actual returns	1,000.00	988.20	5.11	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	989.50	3.86	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
High Yield Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 968.10	$4.07	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series II	Actual expenses/actual returns	1,000.00	966.70	5.06	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	967.90	3.82	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Investment Quality Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,008.10	$3.69	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Series II	Actual expenses/actual returns	1,000.00	1,007.90	4.71	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series NAV	Actual expenses/actual returns	1,000.00	1,009.60	3.44	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
15

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Money Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,009.00	$1.67	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series II	Actual expenses/actual returns	1,000.00	1,008.00	2.68	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Series NAV	Actual expenses/actual returns	1,000.00	1,009.30	1.42	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Select Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,011.50	$3.14	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	1,011.00	4.16	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series NAV	Actual expenses/actual returns	1,000.00	1,011.30	2.89	0.57%
	Hypothetical example	1,000.00	1,022.30	2.91	0.57%
Short Term Government Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,013.40	$3.45	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Series II	Actual expenses/actual returns	1,000.00	1,012.20	4.46	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Series NAV	Actual expenses/actual returns	1,000.00	1,013.90	3.20	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
Strategic Income Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$ 977.50	$3.69	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Series II	Actual expenses/actual returns	1,000.00	976.20	4.68	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Series NAV	Actual expenses/actual returns	1,000.00	977.90	3.44	0.69%
	Hypothetical example	1,000.00	1,021.70	3.52	0.69%
Total Bond Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,015.10	$1.52	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,014.10	2.54	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,014.60	1.27	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Ultra Short Term Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,009.60	$3.19	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
Series II	Actual expenses/actual returns	1,000.00	1,008.40	4.20	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Series NAV	Actual expenses/actual returns	1,000.00	1,010.00	2.94	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.4%
U.S. Treasury Bonds - 6.4%
2.500%, 02/15/2045	$4,501,000	$4,086,689	0.6%
2.750%, 11/15/2042	8,595,000	8,232,643	1.2%
3.000%, 02/15/2047 to 08/15/2048	28,906,000	28,844,316	4.3%
3.375%, 11/15/2048	2,300,000	2,463,687	0.3%
		43,627,335
U.S. Treasury Inflation Protected Securities - 0.2%		1,290,217	0.2%
U.S. Treasury Notes - 7.3%
2.000%, 07/31/2022 to 02/15/2025	3,700,000	3,614,929	0.5%
2.375%, 12/31/2020 to 05/15/2027	8,500,000	8,372,692	1.3%
2.750%, 02/15/2028	14,040,000	14,122,890	2.1%
2.875%, 08/15/2028	10,000,000	10,161,754	1.5%
3.125%, 11/15/2028	11,790,000	12,237,483	1.8%
OTHER SECURITIES		849,788	0.1%
		49,359,536
Federal Home Loan Mortgage Corp. - 4.3%
3.000%, 03/01/2043 to 04/01/2047	6,899,660	6,748,799	1.0%
3.500%, 10/01/2046 to 11/01/2047	15,469,714	15,517,561	2.4%
4.000%, 01/01/2041 to 08/01/2048	3,935,687	4,044,880	0.5%
4.500%, 09/01/2023 to 10/01/2041	2,847,719	2,975,129	0.4%
OTHER SECURITIES		223,503	0.0%
		29,509,872
Federal National Mortgage Association - 19.7%
3.000%, 07/01/2027 to 10/01/2047	6,497,166	6,372,325	0.9%
3.000%, TBA (A)	31,250,000	30,490,913	4.5%
3.500%, 02/01/2026 to 11/01/2047	13,417,628	13,475,992	2.1%
3.500%, TBA (A)	27,115,000	27,104,629	4.0%
4.000%, 10/01/2025 to 07/01/2048	16,863,875	17,279,629	2.7%
4.000%, TBA (A)	16,000,000	16,309,408	2.4%
4.500%, 08/01/2040 to 07/01/2048	10,576,728	11,030,436	1.6%
5.000%, 07/01/2019 to 04/01/2041	3,868,729	4,105,574	0.5%
5.500%, 09/01/2034 to 11/01/2039	3,620,686	3,893,894	0.5%
6.000%, 05/01/2035 to 02/01/2036	2,152,253	2,390,856	0.3%
OTHER SECURITIES		1,285,412	0.2%
		133,739,068
Government National Mortgage Association - 0.5%
4.000%, 02/15/2041	2,220,255	2,294,152	0.4%
Active Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
OTHER SECURITIES			$892,915	0.1%
			3,187,067
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $260,596,862)			$260,713,095
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Argentina - 0.1%			510,432	0.1%
Brazil - 0.1%			371,016	0.1%
Germany - 0.2%
Federal Republic of Germany 6.250%, 01/04/2030	EUR	725,000	1,371,551	0.2%
Mexico - 0.1%			589,055	0.1%
Panama - 0.1%			637,150	0.1%
Qatar - 0.0%			351,777	0.0%
United Kingdom - 0.0%			156,377	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,244,781)			$3,987,358
CORPORATE BONDS - 38.3%
Communication services - 4.5%			30,242,017	4.5%
Consumer discretionary - 2.8%			18,840,990	2.8%
Consumer staples - 1.1%			7,571,096	1.1%
Energy - 6.0%
Cameron International Corp. 5.950%, 06/01/2041		$1,178,000	1,376,213	0.2%
OTHER SECURITIES			39,567,555	5.8%
			40,943,768
Financials - 11.7%
Jefferies Financial Group, Inc. 5.500%, 10/18/2023		1,425,000	1,451,963	0.2%
JPMorgan Chase & Co. 4.500%, 01/24/2022		1,300,000	1,339,444	0.2%
Stifel Financial Corp. 4.250%, 07/18/2024		1,592,000	1,609,836	0.2%
Willis Towers Watson PLC 5.750%, 03/15/2021		1,350,000	1,411,788	0.2%
OTHER SECURITIES			73,768,728	10.9%
			79,581,759
Health care - 2.0%			13,565,219	2.0%
Industrials - 3.7%			24,939,069	3.7%
Information technology - 1.6%			11,060,764	1.6%
Materials - 1.5%			10,441,915	1.5%
Real estate - 1.9%			12,486,124	1.9%
Utilities - 1.5%			9,896,360	1.5%
TOTAL CORPORATE BONDS (Cost $264,184,415)			$259,569,081
CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%			271,761	0.0%
TOTAL CONVERTIBLE BONDS (Cost $285,000)			$271,761
CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%			1,605,433	0.2%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,945,461)			$1,605,433

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS - 0.6%
New Jersey State Turnpike Authority 7.414%, 01/01/2040	$1,885,000	$2,655,965	0.4%
OTHER SECURITIES		1,586,447	0.2%
TOTAL MUNICIPAL BONDS (Cost $3,662,761)		$4,242,412
TERM LOANS (B) - 0.2%
Communication services - 0.1%		362,403	0.1%
Energy - 0.0%		111,622	0.0%
Financials - 0.0%		192,019	0.0%
Health care - 0.1%		341,550	0.1%
TOTAL TERM LOANS (Cost $1,046,115)		$1,007,594
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
Commercial and residential - 7.4%
Americold LLC 6.811%, 01/14/2029 (C)	1,350,000	1,431,389	0.2%
Americold LLC 7.443%, 01/14/2029 (C)	1,890,000	2,015,900	0.3%
CD Mortgage Trust 3.631%, 02/10/2050	1,800,000	1,803,230	0.3%
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) 3.424%, 03/10/2031 (C)	1,400,000	1,422,114	0.2%
Morgan Stanley Capital I Trust 3.773%, 03/15/2045	2,371,500	2,389,869	0.4%
OTHER SECURITIES		41,108,888	6.0%
		50,171,390
Federal Home Loan Mortgage Corp. - 0.8%
3.000%, 02/15/2040	1,328,419	1,325,581	0.2%
OTHER SECURITIES		4,433,431	0.6%
		5,759,012
Federal National Mortgage Association - 0.9%
2.000%, 03/25/2041	2,998,204	2,915,649	0.4%
OTHER SECURITIES		2,915,264	0.5%
		5,830,913
Government National Mortgage Association - 0.9%		6,299,438	0.9%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $69,675,207)		$68,060,753
ASSET BACKED SECURITIES - 12.1%
BA Credit Card Trust 2.845%, 10/15/2021 (D)	2,175,000	2,176,407	0.3%
BA Credit Card Trust 1.950%, 08/15/2022	5,465,000	5,399,874	0.8%
Capital One Multi-Asset Execution Trust 2.050%, 08/15/2023	3,500,000	3,448,481	0.5%
Capital One Multi-Asset Execution Trust 2.965%, 09/16/2024 (D)	3,123,000	3,136,212	0.5%
Chase Issuance Trust 3.005%, 06/15/2023 (D)	4,500,000	4,522,169	0.7%
Citibank Credit Card Issuance Trust 1.920%, 04/07/2022	3,000,000	2,961,794	0.4%
Citibank Credit Card Issuance Trust 2.757%, 08/08/2024 (D)	3,000,000	2,990,716	0.4%
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES (continued)
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/2036 (C)	$2,560,000	$2,565,945	0.4%
Discover Card Execution Note Trust 1.880%, 02/15/2023	1,600,000	1,574,143	0.2%
Goal Capital Funding Trust 2.877%, 08/25/2044 (D)	1,352,000	1,330,052	0.2%
OTHER SECURITIES		51,733,438	7.7%
TOTAL ASSET BACKED SECURITIES (Cost $82,052,906)		$81,839,231
PREFERRED SECURITIES - 0.2%
Consumer staples - 0.0%		187,252	0.0%
Financials - 0.1%		395,333	0.1%
Utilities - 0.1%		545,279	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,175,339)		$1,127,864
SECURITIES LENDING COLLATERAL - 0.6%
John Hancock Collateral Trust, 2.4078% (E)(F)	399,399	3,995,263	0.6%
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,994,946)		$3,995,263
SHORT-TERM INVESTMENTS - 10.8%
U.S. Government Agency - 0.7%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	$3,836,000	3,836,000	0.6%
OTHER SECURITIES		1,023,000	0.1%
		4,859,000
Money market funds - 10.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	68,133,644	68,133,644	10.0%
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $328,024 on 1-2-19, collateralized by $340,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $338,869, including interest)	$328,000	328,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $73,320,358)		$73,320,644
Total Investments (Active Bond Trust) (Cost $766,184,151) - 112.0%		$759,740,489	112.0%
Other assets and liabilities, net - (12.0)%		(81,366,052)	(12.0%)
TOTAL NET ASSETS - 100.0%		$678,374,437	100.0%
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
(B)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $123,918,531 or 18.3% of the fund's net assets as of 12-31-18.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.7%
U.S. Treasury Bonds - 5.3%
2.500%, 02/15/2046 to 05/15/2046	$11,370,000	$10,280,138	1.0%
2.750%, 08/15/2047 to 11/15/2047	19,267,000	18,266,632	1.8%
3.000%, 02/15/2047 to 08/15/2048	5,553,000	5,538,226	0.5%
3.125%, 05/15/2048	12,658,000	12,920,543	1.2%
3.375%, 11/15/2048	4,271,000	4,574,960	0.4%
OTHER SECURITIES		4,614,247	0.4%
		56,194,746
U.S. Treasury Notes - 19.9%
1.625%, 07/31/2020 to 08/31/2022	6,306,000	6,116,957	0.6%
1.750%, 05/15/2022	10,284,000	10,042,454	0.9%
1.875%, 01/31/2022	12,654,000	12,428,201	1.2%
2.000%, 10/31/2022 to 11/15/2026	19,122,000	18,674,220	1.8%
2.625%, 07/15/2021 to 12/31/2023	28,581,000	28,706,821	2.7%
2.750%, 11/30/2020 to 02/15/2028	49,349,000	49,677,112	4.6%
2.875%, 10/15/2021 to 08/15/2028	57,782,000	58,583,970	5.5%
2.875%, 11/30/2023 (A)	4,313,000	4,387,877	0.4%
3.125%, 11/15/2028	20,829,000	21,619,554	2.0%
OTHER SECURITIES		2,140,846	0.2%
		212,378,012
Federal Home Loan Mortgage Corp. - 6.1%
3.500%, 12/01/2047 to 03/01/2048	4,752,676	4,755,764	0.5%
4.000%, 04/01/2034 to 11/01/2048	46,950,497	47,947,307	4.5%
4.500%, 06/01/2039 to 11/01/2048	8,659,990	8,967,321	0.8%
OTHER SECURITIES		2,869,003	0.3%
		64,539,395
Federal National Mortgage Association - 14.6%
3.500%, 09/01/2033 to 09/01/2052	48,336,800	48,704,110	4.9%
4.000%, 07/01/2033 to 10/01/2048	62,449,474	64,027,117	5.8%
4.500%, 05/01/2034 to 11/01/2048	17,714,030	18,408,473	1.7%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.000%, 07/01/2044 to 08/01/2056	$11,517,416	$12,216,289	1.0%
OTHER SECURITIES		11,755,981	1.2%
		155,111,970
Government National Mortgage Association - 8.8%
3.500%, 09/20/2045 to 01/20/2048	17,272,421	17,419,800	1.5%
4.500%, 10/20/2048 to 12/20/2048	12,575,643	13,021,215	1.2%
5.000%, 12/20/2039 to 12/20/2048	19,893,533	20,735,298	2.0%
5.000%, 03/20/2048 to 01/20/2049 (B)	14,358,904	14,975,413	1.5%
5.000%, TBA (B)	23,993,000	24,944,349	2.3%
OTHER SECURITIES		2,479,401	0.3%
		93,575,476
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $580,173,788)		$581,799,599
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Colombia - 0.1%		1,073,702	0.1%
Indonesia - 0.3%		2,642,111	0.3%
Mexico - 0.3%		2,852,698	0.3%
Panama - 0.0%		286,293	0.0%
Paraguay - 0.1%		996,188	0.1%
South Korea - 0.1%		1,365,947	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $9,229,627)		$9,216,939
CORPORATE BONDS - 24.4%
Communication services - 2.2%		23,425,466	2.2%
Consumer discretionary - 0.8%		8,745,768	0.8%
Consumer staples - 2.4%		25,658,255	2.4%
Energy - 2.9%
BP Capital Markets America, Inc. 3.937%, 09/21/2028	3,033,000	3,045,317	0.3%
OTHER SECURITIES		27,965,296	2.6%
		31,010,613
Financials - 6.0%
Bank of America Corp. (3.864% to 7-23-23, then 3 month LIBOR + 0.940%) 07/23/2024	3,619,000	3,610,155	0.3%
JPMorgan Chase & Co. (4.023% to 12-5-23, then 3 month LIBOR + 1.000%) 12/05/2024	4,785,000	4,825,437	0.5%
OTHER SECURITIES		55,605,998	5.2%
		64,041,590
Health care - 3.1%		32,937,340	3.1%
Industrials - 1.6%		17,518,842	1.6%
Information technology - 1.6%		16,742,769	1.6%
Materials - 1.0%		10,086,458	1.0%

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Real estate - 0.9%		$9,040,000	0.9%
Utilities - 1.9%		20,192,361	1.9%
TOTAL CORPORATE BONDS (Cost $264,152,451)		$259,399,462
MUNICIPAL BONDS - 0.6%		6,786,716	0.6%
TOTAL MUNICIPAL BONDS (Cost $6,650,285)		$6,786,716
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.2%
Commercial and residential - 3.9%		41,932,223	3.9%
Federal Home Loan Mortgage Corp. - 3.7%
3.000%, 10/15/2047	$7,687,565	7,583,706	0.7%
3.000%, 05/15/2048	3,161,576	3,086,223	0.3%
3.000%, 06/15/2048	3,861,057	3,778,237	0.4%
3.000%, 05/15/2048	4,099,488	4,001,781	0.4%
3.000%, 07/15/2042	3,630,317	3,584,389	0.3%
4.000%, 09/15/2043	3,144,443	3,258,372	0.3%
OTHER SECURITIES		14,316,601	1.3%
		39,609,309
Federal National Mortgage Association - 4.4%
3.000%, 06/25/2048	4,045,274	3,943,248	0.4%
3.000%, 06/25/2048	3,860,543	3,758,623	0.4%
3.000%, 06/25/2048	8,368,328	8,147,400	0.8%
3.000%, 07/25/2048	8,196,068	7,931,463	0.7%
3.000%, 08/25/2048	4,089,331	3,967,182	0.4%
3.500%, 10/25/2042	3,843,068	3,888,748	0.4%
OTHER SECURITIES		14,582,686	1.3%
		46,219,350
Government National Mortgage Association - 0.2%		2,199,477	0.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,986,205)		$129,960,359
ASSET BACKED SECURITIES - 12.3%
Nelnet Student Loan Trust 2.600%, 10/25/2033 (C)	3,725,955	3,675,675	0.3%
Nelnet Student Loan Trust 2.924%, 03/23/2037 (C)	4,153,845	4,112,125	0.4%
Nelnet Student Loan Trust 2.944%, 12/24/2035 (C)	3,869,090	3,839,951	0.4%
Nelnet Student Loan Trust 3.206%, 09/27/2038 (C)(D)	3,464,542	3,487,695	0.3%
Nelnet Student Loan Trust 3.672%, 09/25/2048 (C)(D)	3,588,535	3,634,783	0.3%
SLM Student Loan Trust 2.550%, 07/25/2022 (C)	3,133,000	3,047,204	0.3%
SLM Student Loan Trust 2.640%, 03/25/2044 (C)	4,180,000	4,065,178	0.4%
SMB Private Education Loan Trust 3.355%, 09/15/2034 (C)(D)	3,397,000	3,397,996	0.3%
OTHER SECURITIES		101,892,679	9.6%
TOTAL ASSET BACKED SECURITIES (Cost $130,974,949)		$131,153,286
SECURITIES LENDING COLLATERAL - 0.4%
John Hancock Collateral Trust, 2.4078% (E)(F)	482,493	4,826,474	0.4%
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,826,358)		$4,826,474
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	8,154,247	$8,154,247	0.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $8,154,247)		$8,154,247
Total Investments (Core Bond Trust) (Cost $1,134,147,910) - 106.3%		$1,131,297,082	106.3%
Other assets and liabilities, net - (6.3)%		(66,827,604)	(6.3%)
TOTAL NET ASSETS - 100.0%		$1,064,469,478	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $130,936,186 or 12.3% of the fund's net assets as of 12-31-18.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.3%
U.S. Treasury Bonds - 1.5%		$3,024,411	1.5%
U.S. Treasury Inflation Protected Securities - 5.4%
0.125%, 07/15/2024 (A)	$2,555,904	2,451,108	1.2%
0.500%, 01/15/2028	3,383,028	3,228,878	1.6%
2.500%, 01/15/2029 (A)	1,648,906	1,876,843	0.9%
OTHER SECURITIES		3,355,247	1.7%
		10,912,076
U.S. Treasury Notes - 2.9%
2.875%, 04/30/2025	5,400,000	5,494,887	2.7%
OTHER SECURITIES		300,950	0.2%
		5,795,837
Federal Home Loan Mortgage Corp. - 0.5%		975,397	0.5%
Federal National Mortgage Association - 29.0%
3.500%, TBA (B)	36,900,000	36,866,630	18.2%
4.000%, TBA (B)	20,600,000	20,980,659	10.4%
OTHER SECURITIES		910,794	0.4%
		58,758,083
Government National Mortgage Association - 0.0%		58,831	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $79,078,464)		$79,524,635

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 20.8%
Australia - 0.2%			$307,654	0.2%
Canada - 2.4%
Province of Quebec 3.000%, 09/01/2023	CAD	1,700,000	1,275,286	0.6%
OTHER SECURITIES			3,500,988	1.8%
			4,776,274
France - 1.8%
Government of France 2.000%, 05/25/2048 (C)	EUR	2,000,000	2,495,305	1.2%
OTHER SECURITIES			1,105,019	0.6%
			3,600,324
Israel - 0.2%			489,970	0.2%
Italy - 3.0%
Republic of Italy 2.450%, 10/01/2023		4,250,000	5,013,255	2.5%
OTHER SECURITIES			1,126,081	0.5%
			6,139,336
Japan - 3.5%
Government of Japan 0.500%, 09/20/2046	JPY	150,000,000	1,304,281	0.7%
Government of Japan 1.600%, 03/20/2033		310,000,000	3,367,168	1.7%
OTHER SECURITIES			2,461,213	1.1%
			7,132,662
Kuwait - 0.7%
State of Kuwait 3.500%, 03/20/2027 (C)		$1,500,000	1,497,248	0.7%
Lithuania - 0.5%			951,904	0.5%
Norway - 0.2%			466,424	0.2%
Poland - 0.3%			650,117	0.3%
Qatar - 1.5%
Government of Qatar 3.875%, 04/23/2023 (C)		1,400,000	1,415,862	0.7%
OTHER SECURITIES			1,558,880	0.8%
			2,974,742
Saudi Arabia - 2.0%			4,001,676	2.0%
Slovenia - 0.9%
Republic of Slovenia 5.250%, 02/18/2024 (C)		1,682,000	1,808,680	0.9%
South Korea - 0.1%			201,847	0.1%
Spain - 0.6%			1,311,671	0.6%
United Arab Emirates - 0.7%			1,450,228	0.7%
United Kingdom - 2.2%
Government of United Kingdom 4.250%, 12/07/2040	GBP	1,700,000	3,143,080	1.6%
OTHER SECURITIES			1,261,272	0.6%
			4,404,352
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $42,654,221)			$42,165,109
CORPORATE BONDS - 43.2%
Brazil - 0.8%			1,500,068	0.8%
Canada - 1.2%			2,334,170	1.2%
Cayman Islands - 0.0%			545	0.0%
China - 0.2%			487,116	0.2%
Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Denmark - 2.4%
Nordea Kredit Realkreditaktieselskab 2.000%, 10/01/2047 to 10/01/2050	DKK	13,124,107	$2,020,385	1.0%
Nykredit Realkredit A/S 2.000%, 10/01/2047		10,894,399	1,682,684	0.9%
OTHER SECURITIES			1,112,394	0.5%
			4,815,463
France - 0.4%			772,809	0.4%
Germany - 0.4%			872,137	0.4%
Guernsey, Channel Islands - 0.2%			392,491	0.2%
Hong Kong - 0.2%			400,526	0.2%
India - 0.2%			475,067	0.2%
Indonesia - 0.1%			203,508	0.1%
Ireland - 0.7%			1,358,280	0.7%
Italy - 0.4%			762,592	0.4%
Japan - 1.5%			3,075,945	1.5%
Jersey, Channel Islands - 0.2%			349,018	0.2%
Luxembourg - 0.4%			864,383	0.4%
Macau - 0.3%			689,260	0.3%
Netherlands - 1.7%
ING Bank NV 2.625%, 12/05/2022 (C)		$1,800,000	1,772,591	0.9%
OTHER SECURITIES			1,704,857	0.8%
			3,477,448
Norway - 0.3%			688,800	0.3%
Russia - 0.5%			979,470	0.5%
Singapore - 0.9%			1,866,048	0.9%
Spain - 0.6%			1,230,634	0.6%
Supranational - 0.1%			126,505	0.1%
Sweden - 4.8%
Lansforsakringar Hypotek AB 1.250%, 09/20/2023	SEK	12,100,000	1,398,450	0.7%
Stadshypotek AB 4.500%, 09/21/2022		21,000,000	2,722,829	1.4%
Swedbank Hypotek AB 1.000%, 09/15/2021 to 06/15/2022		15,400,000	1,776,026	0.8%
OTHER SECURITIES			3,856,113	1.9%
			9,753,418
Switzerland - 0.7%			1,462,021	0.7%
United Kingdom - 5.0%
Lloyds Bank PLC 6.500%, 03/24/2020	EUR	1,000,000	1,221,180	0.6%
The Royal Bank of Scotland Group PLC 2.500%, 03/22/2023		1,200,000	1,401,695	0.7%
OTHER SECURITIES			7,438,893	3.7%
			10,061,768

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
United States - 18.7%
AT&T, Inc. (3 month LIBOR + 0.750%) 3.488%, 06/01/2021 (D)	$1,600,000	$1,589,767	0.8%
Aviation Capital Group LLC 4.125%, 08/01/2025 (C)	1,400,000	1,359,193	0.7%
Charter Communications Operating LLC 3.750%, 02/15/2028	1,900,000	1,719,785	0.9%
JPMorgan Chase Bank N.A. (3 month LIBOR + 0.340%) 2.848%, 04/26/2021 (D)	1,400,000	1,387,016	0.7%
MUFG Americas Holdings Corp. 3.000%, 02/10/2025	2,800,000	2,686,332	1.3%
Penske Truck Leasing Company LP 3.950%, 03/10/2025 (C)	1,500,000	1,470,059	0.7%
United Technologies Corp. 3.650%, 08/16/2023	1,700,000	1,693,232	0.8%
Volkswagen Group of America Finance LLC 2.450%, 11/20/2019 (C)	1,500,000	1,485,718	0.7%
OTHER SECURITIES		24,419,647	12.1%
		37,810,749
Virgin Islands, British - 0.3%		599,257	0.3%
TOTAL CORPORATE BONDS (Cost $88,557,380)		$87,409,496
CAPITAL PREFERRED SECURITIES - 0.4%
United States - 0.4%		843,156	0.4%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $840,003)		$843,156
MUNICIPAL BONDS - 1.5%
State of California (1 month LIBOR + 0.780%) 3.127%, 04/01/2047 (D)	1,200,000	1,206,468	0.6%
OTHER SECURITIES		1,853,679	0.9%
TOTAL MUNICIPAL BONDS (Cost $3,059,885)		$3,060,147
TERM LOANS (E) - 0.3%
United States - 0.3%		645,900	0.3
TOTAL TERM LOANS (Cost $689,326)		$645,900
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.5%
Australia - 0.6%
RESIMAC Bastille Trust Series 3.229%, 12/16/2059 (C)(D)	1,236,000	1,233,013	0.6%
Canada - 0.9%		1,920,726	0.9%
United Kingdom - 0.3%		600,960	0.3%
United States - 13.7%
Banc of America Funding Corp. 2.605%, 07/25/2037 (D)	1,497,170	1,407,989	0.7%
Countrywide Alternative Loan Trust 2.455%, 04/25/2047 (D)	2,401,524	2,272,295	1.1%
Government National Mortgage Association 6.000%, 08/20/2034	1,290,453	1,411,084	0.7%
JPMorgan Alternative Loan Trust 2.555%, 10/25/2036 (D)	2,652,257	2,471,123	1.2%
Global Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
Merrill Lynch Mortgage Investors Trust 2.525%, 02/25/2036 (D)	$1,744,525	$1,666,868	0.8%
Residential Asset Securitization Trust 5.750%, 02/25/2036	1,482,240	1,436,294	0.7%
OTHER SECURITIES		17,037,251	8.5%
		27,702,904
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $32,082,557)		$31,457,603
ASSET BACKED SECURITIES - 12.6%
Cayman Islands - 0.5%		993,914	0.5%
Netherlands - 0.1%		285,861	0.1%
United States - 12.0%
Countrywide Asset-Backed Certificates 2.515%, 06/25/2037 (D)	2,368,669	2,116,322	1.1%
Countrywide Asset-Backed Certificates 2.535%, 09/25/2037 (D)	1,702,761	1,424,003	0.7%
CWABS Asset-Backed Certificates Trust 3.320%, 10/25/2035 (D)	2,100,000	2,080,899	1.0%
Mastr Asset Backed Securities Trust 2.555%, 08/25/2036 (D)	5,186,440	2,573,199	1.3%
Morgan Stanley ABS Capital I, Inc. Trust 2.455%, 05/25/2037 (D)	2,212,211	1,674,819	0.8%
Morgan Stanley ABS Capital I, Inc. Trust 2.555%, 06/25/2036 (D)	1,837,054	1,237,880	0.6%
NovaStar Mortgage Funding Trust 2.445%, 03/25/2037 (D)	1,951,565	1,443,379	0.7%
RAMP Series Trust 2.675%, 02/25/2036 (D)	2,400,000	2,217,275	1.1%
Renaissance Home Equity Loan Trust 5.731%, 11/25/2036	2,611,868	1,436,244	0.7%
Structured Asset Investment Loan Trust 2.445%, 07/25/2036 (D)	1,635,966	1,296,376	0.6%
WaMu Asset-Backed Certificates 2.675%, 04/25/2037 (D)	6,449,249	3,349,214	1.7%
OTHER SECURITIES		3,351,943	1.7%
		24,201,553
TOTAL ASSET BACKED SECURITIES (Cost $25,423,500)		$25,481,328
COMMON STOCKS - 0.0%
United States - 0.0%		11,119	0.0%
TOTAL COMMON STOCKS (Cost $809,844)		$11,119
PREFERRED SECURITIES - 0.2%
United Kingdom - 0.2%		344,327	0.2%
TOTAL PREFERRED SECURITIES (Cost $410,172)		$344,327

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ESCROW SHARES - 0.1%
United States - 0.1%		$204,350	0.1%
TOTAL ESCROW SHARES (Cost $0)		$204,350
PURCHASED OPTIONS - 0.0%
Calls - 0.0%		17,792	0.0%
Puts - 0.0%		37,842	0.0%
TOTAL PURCHASED OPTIONS (Cost $66,656)		$55,634
SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,639,118 on 1-2-19, collateralized by $1,700,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,672,792, including interest)	$1,639,000	1,639,000	0.8%
Repurchase Agreement with Toronto-Dominion Bank dated 12-31-18 at 3.130% to be repurchased at $4,500,783 on 1-2-19, collateralized by $4,730,000 U.S. Treasury Notes, 2.000% due 1-2-19 (valued at $4,605,081, including interest)	4,500,000	4,500,000	2.2%
		6,139,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,139,000)		$6,139,000
Total Investments (Global Bond Trust) (Cost $279,811,008) - 136.9%		$277,341,804	136.9%
Other assets and liabilities, net - (36.9)%		(74,797,108)	(36.9%)
TOTAL NET ASSETS - 100.0%		$202,544,696	100.0%
Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
SECURITIES SOLD SHORT - (0.7)%
Government of Canada 2.750%, 12/01/2048	CAD	(1,800,000)	$(1,481,981)	(0.7%)
TOTAL SECURITIES SOLD SHORT (Cost $(1,501,566))			$(1,481,981)
Currency Abbreviations
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $38,861,889 or 19.2% of the fund's net assets as of 12-31-18.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	10	Long	Mar 2019	$925,496	$934,496	$9,000
10-Year Canada Government Bond Futures	7	Long	Mar 2019	679,757	701,282	21,525
10-Year Japan Government Bond Futures	2	Long	Mar 2019	2,762,198	2,782,355	20,157
10-Year U.S. Treasury Note Futures	116	Long	Mar 2019	13,853,573	14,153,813	300,240
3-Month Sterling Futures	265	Long	Sep 2019	41,732,916	41,775,685	42,769
3-Year Australian Treasury Bond Futures	98	Long	Mar 2019	7,717,863	7,745,607	27,744
5-Year U.S. Treasury Note Futures	269	Long	Mar 2019	30,424,988	30,850,938	425,950
Euro-Buxl Futures	5	Long	Mar 2019	1,011,359	1,034,727	23,368
Eurodollar Futures	451	Long	Mar 2019	109,603,108	109,694,475	91,367
German Euro BOBL Futures	67	Long	Mar 2019	10,152,225	10,172,928	20,703
German Euro BUND Futures	8	Long	Mar 2019	1,480,591	1,499,007	18,416
Ultra U.S. Treasury Bond Futures	31	Long	Mar 2019	4,720,743	4,980,344	259,601
3-Month Sterling Futures	265	Short	Sep 2020	(41,616,764)	(41,712,353)	(95,589)
Euro-BTP Italian Government Bond Futures	47	Short	Mar 2019	(6,475,307)	(6,883,137)	(407,830)
Eurodollar Futures	148	Short	Dec 2019	(35,941,611)	(36,019,500)	(77,889)
Eurodollar Futures	303	Short	Dec 2020	(73,273,375)	(73,878,975)	(605,600)
Euro-OAT Futures	145	Short	Mar 2019	(24,892,569)	(25,052,962)	(160,393)
U.K. Long Gilt Bond Futures	100	Short	Mar 2019	(15,661,684)	(15,699,245)	(37,561)
						$(124,022)
The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FUTURES (continued)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,153,000	USD	832,305	HSBC Bank USA	1/4/2019	—	($20,171)
AUD	863,000	USD	607,972	JPMorgan Chase Bank N.A.	1/4/2019	—	(104)
AUD	1,030,000	USD	818,850	HSBC Bank USA	2/7/2019	—	(92,863)
AUD	1,032,000	USD	746,443	Citibank N.A.	2/15/2019	—	(18,957)
AUD	3,290,000	USD	2,371,894	Goldman Sachs Bank USA	2/15/2019	—	(52,682)
AUD	448,000	USD	325,964	HSBC Bank USA	2/15/2019	—	(10,156)
AUD	1,109,000	USD	794,485	Morgan Stanley and Company International PLC	2/15/2019	—	(12,721)
AUD	1,882,000	USD	1,374,162	Standard Chartered Bank	2/15/2019	—	(47,488)
BRL	4,701,903	USD	1,221,274	Deutsche Bank AG London	1/3/2019	—	(8,114)
BRL	1,053,393	USD	271,857	Goldman Sachs Bank USA	1/3/2019	—	(67)
BRL	2,523,078	USD	651,151	HSBC Bank USA	1/3/2019	—	(160)
CAD	1,107,000	USD	827,582	Goldman Sachs Bank USA	1/4/2019	—	(16,667)
CAD	1,970,000	USD	1,485,313	Bank of America, N.A.	1/11/2019	—	(41,945)
CAD	644,000	USD	488,548	HSBC Bank USA	1/11/2019	—	(16,706)
CHF	1,247,000	USD	1,249,748	Citibank N.A.	2/15/2019	$23,940	—
CLP	44,657,900	USD	66,209	Citibank N.A.	2/19/2019	—	(1,802)
CNY	3,967,879	USD	571,000	Goldman Sachs Bank USA	2/13/2019	6,630	—
CNY	8,639,797	USD	1,255,490	BNP Paribas SA	4/15/2019	2,143	—
CNY	4,590,030	USD	667,155	Morgan Stanley and Company International PLC	4/15/2019	982	—
CNY	5,589,378	USD	810,601	Standard Chartered Bank London	4/15/2019	3,005	—
CNY	6,052,000	USD	883,413	BNP Paribas SA	7/12/2019	—	(2,544)
CNY	6,052,000	USD	882,512	Citibank N.A.	7/12/2019	—	(1,642)
CNY	43,600,454	USD	6,352,780	HSBC Bank USA	7/12/2019	—	(6,727)
COP	4,986,423,230	USD	1,559,695	Citibank N.A.	2/19/2019	—	(27,773)
CZK	6,395,677	USD	284,240	Citibank N.A.	2/19/2019	897	—
DKK	6,219,934	USD	971,929	Bank of America, N.A.	1/2/2019	—	(17,439)
DKK	3,750,000	USD	588,004	Goldman Sachs Bank USA	1/2/2019	—	(12,541)
DKK	54,000,000	USD	8,443,321	Royal Bank of Canada	1/2/2019	—	(156,664)
DKK	51,029,104	USD	7,838,278	UBS AG	1/2/2019	—	(7,524)
EUR	2,437,587	RON	11,394,768	JPMorgan Chase Bank N.A.	2/14/2019	—	(16)
EUR	227,000	SEK	2,337,837	Deutsche Bank AG London	4/23/2019	—	(3,593)
EUR	311,000	SEK	3,231,446	NatWest Markets PLC	4/23/2019	—	(8,168)
EUR	360,000	USD	409,088	JPMorgan Chase Bank N.A.	1/4/2019	3,415	—
EUR	1,350,000	USD	1,697,936	Deutsche Bank AG London	1/24/2019	—	(148,470)
EUR	3,287,000	USD	3,758,915	Barclays Bank PLC Wholesale	2/15/2019	20,692	—
EUR	1,725,000	USD	1,980,963	Goldman Sachs Bank USA	2/15/2019	2,554	—
EUR	649,000	USD	747,253	HSBC Bank USA	2/15/2019	—	(991)
EUR	1,080,000	USD	1,237,214	JPMorgan Chase Bank N.A.	2/15/2019	4,640	—
EUR	22,189,424	USD	25,142,171	Royal Bank of Canada	2/15/2019	372,670	—
EUR	1,161,000	USD	1,401,675	HSBC Bank USA	5/28/2019	—	(54,831)
EUR	31,000	USD	39,634	Morgan Stanley and Company International PLC	6/28/2021	—	(1,515)
GBP	656,000	USD	824,196	BNP Paribas SA	1/4/2019	11,983	—
GBP	158,000	USD	199,372	HSBC Bank USA	1/4/2019	2,024	—
GBP	2,968,489	USD	3,796,011	Goldman Sachs Bank USA	1/11/2019	—	(10,883)
HUF	73,187,000	USD	260,179	Goldman Sachs Bank USA	3/8/2019	2,176	—
IDR	8,282,826,560	USD	563,458	Goldman Sachs Bank USA	3/20/2019	5,845	—
ILS	901,000	USD	245,625	Citibank N.A.	2/7/2019	—	(3,988)
JPY	23,461,000	USD	208,337	Standard Chartered Bank	1/4/2019	5,714	—
JPY	70,800,000	USD	625,007	UBS AG	1/11/2019	21,157	—
JPY	3,424,300,000	USD	30,260,693	Citibank N.A.	2/15/2019	1,078,076	—
KRW	500,317,050	USD	443,894	BNP Paribas SA	1/4/2019	4,637	—
KRW	83,909,712	USD	74,869	Citibank N.A.	3/20/2019	679	—
KRW	367,163,200	USD	328,000	HSBC Bank USA	3/20/2019	2,575	—
KRW	242,985,750	USD	217,000	JPMorgan Chase Bank N.A.	3/20/2019	1,772	—
MXN	9,935,000	USD	483,209	Goldman Sachs Bank USA	1/11/2019	21,832	—
MXN	195,409,718	USD	10,163,615	Citibank N.A.	1/25/2019	—	(252,525)
MXN	12,485,937	USD	582,000	Deutsche Bank AG London	3/14/2019	46,459	—
MXN	5,120,700	USD	260,000	HSBC Bank USA	3/14/2019	—	(2,258)
MYR	2,649,596	USD	632,664	Goldman Sachs Bank USA	3/20/2019	9,196	—
NOK	5,330,000	USD	625,246	Barclays Bank PLC Wholesale	1/4/2019	—	(8,782)
NOK	3,625,000	USD	420,463	Goldman Sachs Bank USA	1/4/2019	—	(1,198)
NOK	1,775,000	USD	204,808	Citibank N.A.	2/15/2019	882	—
NOK	2,670,000	USD	309,016	HSBC Bank USA	2/15/2019	387	—
The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NZD	605,000	USD	411,544	BNP Paribas SA	1/4/2019	—	($5,468)
NZD	312,000	USD	209,403	JPMorgan Chase Bank N.A.	1/4/2019	$12	—
NZD	342,000	USD	236,901	Citibank N.A.	1/11/2019	—	(7,320)
PLN	2,334,000	USD	627,485	Citibank N.A.	1/15/2019	—	(3,706)
RON	7,032,000	USD	1,715,083	Barclays Bank PLC Wholesale	2/22/2019	14,207	—
SEK	4,564,320	EUR	445,000	JPMorgan Chase Bank N.A.	4/23/2019	4,919	—
SEK	3,703,000	USD	411,816	Citibank N.A.	1/4/2019	6,027	—
SEK	11,233,000	USD	1,244,411	JPMorgan Chase Bank N.A.	1/4/2019	23,111	—
SEK	2,895,000	USD	324,294	Barclays Bank PLC Wholesale	2/15/2019	3,479	—
SEK	3,720,000	USD	413,800	HSBC Bank USA	2/15/2019	7,380	—
SGD	529,973	USD	388,059	UBS AG	3/20/2019	1,465	—
THB	19,235,209	USD	584,444	HSBC Bank USA	3/20/2019	7,527	—
USD	1,240,984	AUD	1,728,000	JPMorgan Chase Bank N.A.	1/4/2019	23,841	—
USD	207,130	AUD	288,000	Morgan Stanley and Company International PLC	1/4/2019	4,272	—
USD	1,345,719	AUD	1,860,000	HSBC Bank USA	2/15/2019	34,554	—
USD	81,364	AUD	112,000	Royal Bank of Canada	2/15/2019	2,412	—
USD	1,217,008	BRL	4,701,903	Deutsche Bank AG London	1/3/2019	3,848	—
USD	274,000	BRL	1,053,393	Goldman Sachs Bank USA	1/3/2019	2,209	—
USD	649,541	BRL	2,523,078	HSBC Bank USA	1/3/2019	—	(1,450)
USD	1,218,868	BRL	4,701,903	Deutsche Bank AG London	2/4/2019	7,895	—
USD	684,000	BRL	2,617,463	Deutsche Bank AG London	3/14/2019	12,131	—
USD	260,000	BRL	877,500	HSBC Bank USA	3/14/2019	34,757	—
USD	104,826	CAD	143,000	Bank of America, N.A.	1/2/2019	79	—
USD	57,842	CAD	79,000	BNP Paribas SA	1/3/2019	—	(27)
USD	414,120	CAD	554,000	Goldman Sachs Bank USA	1/4/2019	8,296	—
USD	406,092	CAD	553,000	JPMorgan Chase Bank N.A.	1/4/2019	1,000	—
USD	2,503,079	CAD	3,333,000	Bank of America, N.A.	1/11/2019	61,076	—
USD	593,742	CAD	793,000	HSBC Bank USA	1/11/2019	12,732	—
USD	623,962	CHF	617,294	Goldman Sachs Bank USA	1/4/2019	—	(4,071)
USD	823,386	CHF	816,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(6,811)
USD	571,000	CNY	3,970,163	Citibank N.A.	2/13/2019	—	(6,963)
USD	286,940	CNY	1,988,351	BNP Paribas SA	4/15/2019	—	(2,490)
USD	286,961	CNY	1,988,351	Nomura Global Financial Products, Inc.	4/15/2019	—	(2,469)
USD	590,556	CNY	4,102,886	Standard Chartered Bank London	4/15/2019	—	(6,672)
USD	780,108	CNY	5,332,266	Bank of America, N.A.	7/12/2019	3,996	—
USD	951,920	CNY	6,415,940	Citibank N.A.	7/12/2019	18,079	—
USD	6,121,861	CNY	41,786,248	HSBC Bank USA	7/12/2019	39,866	—
USD	318,896	CNY	2,170,000	JPMorgan Chase Bank N.A.	7/12/2019	3,052	—
USD	18,300,268	DKK	115,154,980	Bank of America, N.A.	1/2/2019	628,975	—
USD	4,301,702	DKK	27,959,104	UBS AG	4/1/2019	—	(23,071)
USD	204,023	EUR	179,000	Citibank N.A.	1/4/2019	—	(1,083)
USD	1,250,125	EUR	1,097,121	Goldman Sachs Bank USA	1/4/2019	—	(7,004)
USD	817,430	EUR	717,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(4,140)
USD	64,594,310	EUR	56,783,945	Barclays Bank PLC Wholesale	1/11/2019	—	(508,794)
USD	1,692,472	EUR	1,408,000	HSBC Bank USA	1/24/2019	76,437	—
USD	2,722,640	EUR	2,151,000	Citibank N.A.	2/7/2019	250,932	—
USD	502,072	EUR	437,000	Bank of America, N.A.	2/15/2019	—	(419)
USD	545,487	EUR	478,000	Barclays Bank PLC Wholesale	2/15/2019	—	(4,149)
USD	2,556,916	EUR	2,239,000	Citibank N.A.	2/15/2019	—	(17,632)
USD	621,717	EUR	543,000	Goldman Sachs Bank USA	2/15/2019	—	(2,660)
USD	458,671	EUR	401,000	HSBC Bank USA	2/15/2019	—	(2,424)
USD	1,362,064	EUR	1,167,000	Citibank N.A.	5/28/2019	8,259	—
USD	829,949	GBP	650,010	Bank of America, N.A.	1/4/2019	1,406	—
USD	620,399	GBP	491,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(5,460)
USD	95,985	GBP	75,000	Bank of America, N.A.	1/11/2019	352	—
USD	596,957	GBP	467,000	Citibank N.A.	1/11/2019	1,484	—
USD	825,563	GBP	616,000	Citibank N.A.	6/18/2019	34,145	—
USD	831,195	JPY	93,709,000	Morgan Stanley and Company International PLC	1/4/2019	—	(23,775)
USD	50,878	JPY	5,700,000	HSBC Bank USA	2/15/2019	—	(1,287)
USD	919,498	JPY	101,900,000	Morgan Stanley and Company International PLC	2/15/2019	—	(13,078)
USD	154,810	JPY	17,400,000	NatWest Markets PLC	2/15/2019	—	(4,433)
USD	1,000	KRW	1,119,400	BNP Paribas SA	1/4/2019	—	(4)
USD	139,000	KRW	155,680,000	HSBC Bank USA	1/4/2019	—	(566)
USD	307,000	KRW	343,517,650	JPMorgan Chase Bank N.A.	1/4/2019	—	(961)
USD	445,177	KRW	500,317,050	BNP Paribas SA	3/20/2019	—	(5,283)
USD	621,460	MXN	12,518,000	UBS AG	1/11/2019	—	(14,886)
The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	6,805,716	MXN	136,814,000	HSBC Bank USA	1/25/2019	—	($133,427)
USD	805,877	NOK	7,058,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(10,446)
USD	4,920	NOK	42,000	UBS AG	1/4/2019	$63	—
USD	269,407	NOK	2,280,000	Citibank N.A.	2/15/2019	5,198	—
USD	207,690	NZD	302,000	Goldman Sachs Bank USA	1/4/2019	4,988	—
USD	1,034,959	NZD	1,513,000	Morgan Stanley and Company International PLC	1/11/2019	19,296	—
USD	21,167	PEN	71,692	BNP Paribas SA	2/19/2019	—	(78)
USD	398,093	PLN	1,493,000	BNP Paribas SA	1/15/2019	—	(923)
USD	387,434	PLN	1,433,000	HSBC Bank USA	1/15/2019	4,454	—
USD	205,115	SEK	1,852,000	Goldman Sachs Bank USA	1/4/2019	—	(3,863)
USD	824,894	SEK	7,471,000	Morgan Stanley and Company International PLC	1/4/2019	—	(18,127)
USD	9,331,821	SEK	84,298,835	Bank of America, N.A.	2/15/2019	—	(212,527)
USD	546,201	TWD	16,707,194	BNP Paribas SA	3/20/2019	—	(3,880)
						$3,035,173	($2,142,502)

WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Euro BOBL Futures	USD	133.00	Feb 2019	28	2,800,000	$ 6,008	$ (7,159)
Euro BUND Futures	USD	164.50	Feb 2019	13	1,300,000	6,579	(9,915)
						$12,587	$(17,074)
Puts
Euro BOBL Futures	USD	131.25	Feb 2019	28	2,800,000	5,055	(2,035)
Euro BUND Futures	USD	160.00	Feb 2019	13	1,300,000	6,182	(2,769)
						$11,237	$ (4,804)
						$23,824	$(21,878)
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.44	Jun 2019	708,000	$10,201	$ (3,342)
						$10,201	$ (3,342)
Puts
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.32	Jun 2019	700,000	22,220	(41,795)
U.S. Dollar versus Chinese Yuan Renminbi	Goldman Sachs International	USD	6.84	Feb 2019	1,200,000	6,559	(6,146)
						$28,779	$(47,941)
						$38,980	$(51,283)
* For this type of option, notional amounts are equivalent to number of contracts.
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Puts
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.000%	Jan 2019	USD	4,400,000	$ 3,542	$ (2,782)
5-Year Credit Default Swap	Goldman Sachs International	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	300,000	273	(502)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	400,000	649	(669)
5-Year Credit Default Swap	Morgan Stanley Company, Inc,	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	400,000	600	(669)
5-Year Credit Default Swap	Barclays Bank PLC London	CDX.NA.IG.31	Sell	1.050%	Feb 2019	USD	300,000	519	(514)
5-Year Credit Default Swap	BNP Paribas SA	CDX.NA.IG.31	Sell	1.000%	Feb 2019	USD	400,000	530	(872)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	0.900%	Feb 2019	USD	300,000	603	(1,044)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	400,000	740	(1,093)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.050%	Feb 2019	USD	200,000	340	(343)
5-Year Credit Default Swap	JPMorgan Securities LLC	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	400,000	725	(1,093)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	500,000	1,063	(1,367)
The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaptions (continued)
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	1.000%	Feb 2019	USD	500,000	$ 1,075	$ (1,089)
5-Year Credit Default Swap	Barclays Bank PLC London	CDX.NA.IG.31	Sell	1.100%	Mar 2019	USD	200,000	354	(450)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.200%	Mar 2019	USD	400,000	440	(669)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.100%	Mar 2019	USD	400,000	850	(900)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.050%	Mar 2019	USD	300,000	469	(796)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	1.000%	Mar 2019	USD	600,000	1,095	(1,900)
5-Year Credit Default Swap	Goldman Sachs International	CDX.NA.IG.31	Sell	2.400%	Sep 2019	USD	500,000	850	(1,333)
5-Year Credit Default Swap	Goldman Sachs International	ITRAXX.EU.30	Sell	2.400%	Sep 2019	EUR	500,000	966	(792)
								$15,683	$(18,877)
* For this type of option, notional amounts are equivalent to number of contracts.
Inflation floors
Description	Counterparty (OTC)	Initial index	Exercise index	Expiration date		Notional amount*	Premium	Value
Floor- CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] - (Final Index/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	—
							$25,800	—
* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP Paribas SA	2,073,500,000	KRW	Fixed 2.030%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	$(35,025)	$(35,025)
JPMorgan Chase Bank N.A.	2,894,300,000	KRW	Fixed 1.993%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	(40,661)	(40,661)
								—	$(75,686)	$(75,686)
Centrally cleared	1,820,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Feb 2020	$1,736	4,684	6,420
Centrally cleared	14,400,000	USD	1 Month LIBOR + 11.700%	3 Month LIBOR	Quarterly	Quarterly	Mar 2020	—	2,052	2,052
Centrally cleared	253,200,000	USD	USD LIBOR BBA	Fixed 3.200%	At Maturity	Quarterly	Apr 2020	14,387	598,661	613,048
Centrally cleared	68,000,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2020	976,026	709	976,735
Centrally cleared	12,500,000	CAD	CAD BA CDOR	Fixed 2.300%	Semi-Annual	Semi-Annual	Jul 2020	(13,652)	32,208	18,556
Centrally cleared	21,600,000	GBP	GBP LIBOR BBA	Fixed 1.250%	At Maturity	Quarterly	Sep 2020	(1,517)	35,138	33,621
Centrally cleared	16,600,000	GBP	GBP LIBOR BBA	Fixed 1.500%	At Maturity	Quarterly	Dec 2020	47,059	23,106	70,165
Centrally cleared	900,000	BRL	BRL CDI	Fixed 8.880%	At Maturity	At Maturity	Jan 2021	853	7,819	8,672
Centrally cleared	12,800,000	EUR	EUR EURIBOR Reuters	Fixed 0.000%	Annual	Semi-Annual	Mar 2021	7,348	36,084	43,432
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Mar 2021	(75,353)	22,322	(53,031)
Centrally cleared	253,200,000	USD	Fixed 3.200%	USD LIBOR BBA	At Maturity	Quarterly	Apr 2021	3,238	(856,041)	(852,803)
Centrally cleared	21,600,000	GBP	Fixed 1.500%	GBP LIBOR BBA	At Maturity	Quarterly	Sep 2021	(12,487)	(57,192)	(69,679)
Centrally cleared	16,600,000	GBP	Fixed 1.500%	GBP LIBOR BBA	At Maturity	Quarterly	Dec 2021	(7,255)	(42,639)	(49,894)
Centrally cleared	29,600,000	USD	USD LIBOR BBA	USD LIBOR BBA	Quarterly	Quarterly	Apr 2022	—	(1,690)	(1,690)
Centrally cleared	7,000,000	USD	1 Month LIBOR + 8.375%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	7,767	7,767
Centrally cleared	4,900,000	USD	1 Month LIBOR + 7.000%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	7,662	7,662
Centrally cleared	25,500,000	USD	1 Month LIBOR + 8.500%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	(1,325)	26,088	24,763
Centrally cleared	8,600,000	MXN	MXN TIIE Banxico	Fixed 5.825%	Monthly	Monthly	Jan 2023	(31,965)	(10,026)	(41,991)
Centrally cleared	16,300,000	USD	USD LIBOR BBA	USD LIBOR BBA	Quarterly	Quarterly	Apr 2023	—	725	725
Centrally cleared	15,200,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2023	64,392	304,347	368,739
Centrally cleared	8,200,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.250%	Quarterly	Quarterly	Jun 2023	3,095	(10,802)	(7,707)
Centrally cleared	25,200,000	USD	USD LIBOR BBA	Fixed 2.750%	Semi-Annual	Quarterly	Dec 2023	(502,840)	721,291	218,451
Centrally cleared	54,200,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	992,756	1,107,993	2,100,749
Centrally cleared	1,620,000,000	JPY	JPY LIBOR BBA	Fixed 0.100%	Semi-Annual	Semi-Annual	Mar 2024	(45,177)	98,391	53,214
Centrally cleared	16,400,000	EUR	EUR EURIBOR Reuters	Fixed 0.500%	Annual	Semi-Annual	Mar 2024	45,224	195,609	240,833
Centrally cleared	6,200,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2024	(5,532)	(64,879)	(70,411)
Centrally cleared	300,000	EUR	EUR EURIBOR Reuters	Fixed 0.500%	Annual	Semi-Annual	Jun 2024	1,585	1,779	3,364
Centrally cleared	1,200,000	USD	Fixed 2.696%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(27,060)	(27,060)
Centrally cleared	1,200,000	USD	Fixed 2.684%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	(35)	(26,179)	(26,214)
Centrally cleared	1,200,000	USD	Fixed 2.673%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(25,436)	(25,436)
Centrally cleared	1,200,000	CAD	Fixed 1.850%	CAD BA CDOR	Semi-Annual	Semi-Annual	Sep 2027	58,859	(18,291)	40,568
The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	500,000	USD	USD LIBOR BBA	Fixed 2.500%	Semi-Annual	Quarterly	Dec 2027	$(17,094)	$9,224	$(7,870)
Centrally cleared	3,600,000	USD	USD LIBOR BBA	Fixed 3.200%	Semi-Annual	Quarterly	Oct 2028	(12,361)	168,083	155,722
Centrally cleared	7,100,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	156,847	(327,724)	(170,877)
Centrally cleared	1,081,000,000	JPY	Fixed 0.450%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2029	(81,901)	(176,812)	(258,713)
Centrally cleared	13,850,000	EUR	EUR EURIBOR Reuters	Fixed 1.000%	Annual	Semi-Annual	Mar 2029	(73,825)	305,897	232,072
Centrally cleared	400,000	GBP	GBP LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Mar 2029	(3,434)	6,060	2,626
Centrally cleared	9,800,000	EUR	EUR EURIBOR Reuters	Fixed 1.000%	Annual	Semi-Annual	Jun 2029	22,889	84,237	107,126
Centrally cleared	1,700,000	GBP	GBP LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2029	13,149	(5,448)	7,701
Centrally cleared	4,100,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2029	(51,921)	(48,554)	(100,475)
Centrally cleared	430,000,000	JPY	JPY LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2033	130,268	517,283	647,551
Centrally cleared	277,889,000	JPY	Fixed 0.750%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2038	40,069	(140,782)	(100,713)
Centrally cleared	120,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2045	(343,875)	114,680	(229,195)
Centrally cleared	2,400,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	(92,175)	148,231	56,056
Centrally cleared	4,300,000	USD	Fixed 2.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2048	462,423	(139,025)	323,398
Centrally cleared	1,800,000	CAD	CAD BA CDOR	Fixed 2.750%	Semi-Annual	Semi-Annual	Dec 2048	(19,965)	39,711	19,746
Centrally cleared	400,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2048	11,317	(22,739)	(11,422)
Centrally cleared	2,850,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2049	64,329	(156,157)	(91,828)
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.750%	Semi-Annual	Semi-Annual	Mar 2049	2,433	30,123	32,556
Centrally cleared	700,000	USD	Fixed 2.953%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(12,486)	(12,486)
								$1,726,593	$2,488,002	$4,214,595
								$1,726,593	$2,412,316	$4,138,909
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Bank of America N.A.	Government of Japan	300,000	USD	$300,000	1.000%	Quarterly	Jun 2022	$(7,282)	$(1,281)	$(8,563)
BNP Paribas SA	Commerzbank AG	1,200,000	EUR	1,307,340	1.000%	Quarterly	Jun 2022	42,612	15,399	58,011
BNP Paribas SA	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(56,779)	(8,870)	(65,649)
BNP Paribas SA	Republic of Korea	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2023	(41,877)	(10,668)	(52,545)
Citibank N.A	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(14,624)	(2,502)	(17,126)
Goldman Sachs International	People's Republic of China	1,700,000	USD	1,700,000	1.000%	Quarterly	Jun 2023	(29,430)	834	(28,596)
HSBC Bank USA	Republic of Korea	900,000	USD	900,000	1.000%	Quarterly	Jun 2023	(20,130)	(4,760)	(24,890)
				$9,007,340				$(127,510)	$(11,848)	$(139,358)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(5,161)	(2,138)	(7,299)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(1,601)	(2,056)	(3,657)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(22,920)	170	(22,750)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(1,677)	(1,692)	(3,369)
Centrally cleared	CDX.NA.IG.31	36,400,000	USD	36,400,000	1.000%	Quarterly	Dec 2023	(542,886)	236,943	(305,943)
Centrally cleared	iTraxx Europe Senior Financials Series 30 Version 1	1,700,000	EUR	1,932,730	1.000%	Quarterly	Dec 2023	2,296	6,553	8,849
				$40,788,150				$(571,949)	$237,780	$(334,169)
				$49,795,490				$(699,459)	$225,932	$(473,527)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase Bank N.A.	A.P. Moller - Maersk A/S	0.745%	1,300,000	EUR	$1,526,806	1.000%	Quarterly	Jun 2022	$(5,159)	$18,860	$13,701
JPMorgan Chase Bank N.A.	Barclays PLC	3.015%	300,000	EUR	313,969	1.000%	Quarterly	Dec 2023	(27,664)	(4,650)	(32,314)
JPMorgan Chase Bank N.A.	Lloyds Banking Group PLC	2.804%	300,000	EUR	317,498	1.000%	Quarterly	Dec 2023	(24,201)	(4,266)	(28,467)
JPMorgan Chase Bank N.A.	Republic of South Africa	2.212%	500,000	USD	472,394	1.000%	Quarterly	Dec 2023	(26,410)	(437)	(26,847)
					$2,630,667				$(83,434)	$9,507	$(73,927)
Centrally cleared	Deutsche Bank AG	1.423%	600,000	EUR	675,635	1.000%	Quarterly	Dec 2019	(4,426)	1,820	(2,606)
Centrally cleared	Daimler AG	0.457%	200,000	EUR	248,575	1.000%	Quarterly	Dec 2020	2,382	174	2,556
Centrally cleared	Exelon Generation Company LLC	0.613%	1,500,000	USD	1,459,584	1.000%	Quarterly	Jun 2022	(27,376)	47,095	19,719
The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.EM.30	2.065%	100,000	USD	$95,300	1.000%	Quarterly	Dec 2023	$(4,511)	$(151)	$(4,662)
Centrally cleared	Tesco PLC	2.055%	1,000,000	EUR	1,190,262	1.000%	Quarterly	Jun 2025	(30,054)	(42,789)	(72,843)
Centrally cleared	Royal Dutch Shell PLC	0.828%	700,000	EUR	718,081	1.000%	Quarterly	Dec 2026	(15,980)	26,857	10,877
					$4,387,437				$(79,965)	$33,006	$(46,959)
					$7,018,104				$(163,399)	$42,513	$(120,886)
Currency swaps
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
Citibank N.A.	Floating rate equal to 3 Month EURIBOR less 0.270% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	12,400,000	USD	14,059,740	$223,193	$(93,076)	$130,117
Deutsche Bank AG	Floating rate equal to 3 Month GBP LIBOR less 0.055% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Oct 2026	GBP	800,000	USD	976,000	3,639	24,130	27,769
Goldman Sachs International	Floating rate equal to 3 Month EURIBOR less 0.299% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	18,000,000	USD	20,409,300	395,090	(209,237)	185,853
Morgan Stanley Capital Services LLC	Floating rate equal to 3 Month EURIBOR less 0.270% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	26,700,000	USD	30,273,795	477,214	(197,043)	280,171
Royal Bank of Scotland PLC	Floating rate equal to 3 Month GBP LIBOR less 0.055% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Oct 2026	GBP	1,500,000	USD	1,830,300	44,025	7,742	51,767
									$1,143,161	$(467,484)	$675,677
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
Derivatives Abbreviations
BBA	The British Banker's Association
BBR	Bank Bill Rate
CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OIS	Overnight Index Swap
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Argentina - 0.7%		$1,421,147	0.7%
Brazil - 0.3%		627,938	0.3%
Ecuador - 0.2%		357,500	0.2%
Indonesia - 0.0%		5,172	0.0%
Mexico - 0.2%		284,432	0.2%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,534,717)		$2,696,189
CORPORATE BONDS - 85.4%
Communication services - 15.9%
Altice France SA 7.375%, 05/01/2026 (A)	$3,100,000	2,844,250	1.4%
CCO Holdings LLC 5.125% 05/01/2023 to 05/01/2027 (A)	2,240,000	2,132,779	1.1%
Cogent Communications Group, Inc. 5.375%, 03/01/2022 (A)	880,000	873,400	0.4%
DISH DBS Corp. 5.875%, 11/15/2024	2,030,000	1,634,150	0.8%
DISH DBS Corp. 7.750%, 07/01/2026	2,250,000	1,861,875	0.9%
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (A)	1,010,000	997,375	0.5%
Sprint Capital Corp. 8.750%, 03/15/2032	885,000	933,675	0.5%
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Communication services (continued)
Sprint Corp. 7.250%, 09/15/2021	$1,500,000	$1,535,250	0.8%
Sprint Corp. 7.875%, 09/15/2023	2,450,000	2,514,313	1.3%
Telecom Italia SpA 5.303%, 05/30/2024 (A)	1,000,000	950,000	0.5%
T-Mobile USA, Inc. 6.500%, 01/15/2026	1,160,000	1,183,200	0.6%
Virgin Media Secured Finance PLC 5.500%, 08/15/2026 (A)	1,480,000	1,368,778	0.7%
OTHER SECURITIES		12,438,543	6.4%
		31,267,588
Consumer discretionary - 13.0%
Century Communities, Inc. 5.875%, 07/15/2025	1,040,000	915,200	0.5%
Scientific Games International, Inc. 10.000%, 12/01/2022	1,210,000	1,225,113	0.6%
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	875,000	807,188	0.4%
OTHER SECURITIES		22,757,176	11.5%
		25,704,677
Consumer staples - 2.3%
Lamb Weston Holdings, Inc. 4.875%, 11/01/2026 (A)	1,010,000	969,600	0.5%

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer staples (continued)
OTHER SECURITIES		$3,539,575	1.8%
		4,509,175
Energy - 15.2%
Chesapeake Energy Corp. 8.000%, 06/15/2027	$1,090,000	915,600	0.5%
Extraction Oil & Gas, Inc. 5.625%, 02/01/2026 (A)	1,120,000	817,600	0.4%
MEG Energy Corp. 6.375%, 01/30/2023 (A)	948,000	895,860	0.5%
MEG Energy Corp. 7.000%, 03/31/2024 (A)	880,000	840,400	0.4%
NGL Energy Partners LP 7.500%, 11/01/2023	900,000	864,000	0.4%
Northern Oil and Gas, Inc. (8.500% Cash or 1.000% PIK) 9.500%, 05/15/2023	1,140,000	1,097,250	0.6%
Oasis Petroleum, Inc. 6.250%, 05/01/2026 (A)(B)	960,000	806,400	0.4%
Rockies Express Pipeline LLC 6.875%, 04/15/2040 (A)	770,000	804,650	0.4%
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/2025 (A)	960,000	820,800	0.4%
The Williams Companies, Inc. 7.500%, 01/15/2031	880,000	1,051,149	0.5%
Trinidad Drilling, Ltd. 6.625%, 02/15/2025 (A)	930,000	937,905	0.5%
WPX Energy, Inc. 8.250%, 08/01/2023	870,000	909,150	0.5%
OTHER SECURITIES		19,132,595	9.7%
		29,893,359
Financials - 7.5%
Citigroup, Inc. (6.300% to 5-15-24, then 3 month LIBOR + 3.423%) 05/15/2024 (C)	1,060,000	977,850	0.5%
DAE Funding LLC 5.750%, 11/15/2023 (A)	1,170,000	1,158,300	0.6%
Quicken Loans, Inc. 5.250%, 01/15/2028 (A)	1,300,000	1,150,500	0.6%
OTHER SECURITIES		11,573,291	5.8%
		14,859,941
Health care - 8.8%
Bausch Health Companies, Inc. 5.500%, 03/01/2023 (A)	1,050,000	957,275	0.5%
Bausch Health Companies, Inc. 7.000%, 03/15/2024 (A)	1,090,000	1,100,900	0.6%
Bausch Health Companies, Inc. 9.000%, 12/15/2025 (A)	1,610,000	1,601,950	0.8%
HCA, Inc. 5.500%, 06/15/2047	1,400,000	1,326,500	0.7%
HCA, Inc. 5.625%, 09/01/2028	1,800,000	1,737,000	0.9%
Tenet Healthcare Corp. 7.500%, 01/01/2022 (A)	930,000	943,950	0.5%
Tenet Healthcare Corp. 8.125%, 04/01/2022	2,100,000	2,105,250	1.1%
OTHER SECURITIES		7,497,817	3.7%
		17,270,642
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrials - 8.3%
Avolon Holdings Funding, Ltd. 5.125%, 10/01/2023 (A)	$920,000	$878,600	0.4%
Prime Security Services Borrower LLC 9.250%, 05/15/2023 (A)	818,000	843,563	0.4%
The Hertz Corp. 5.875%, 10/15/2020	830,000	805,100	0.4%
OTHER SECURITIES		13,851,195	7.1%
		16,378,458
Information technology - 1.9%		3,793,333	1.9%
Materials - 8.8%
Alcoa Nederland Holding BV 7.000%, 09/30/2026 (A)	830,000	846,600	0.4%
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (A)	870,000	803,114	0.4%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	2,030,000	1,545,338	0.8%
Hudbay Minerals, Inc. 7.625%, 01/15/2025 (A)	1,410,000	1,378,275	0.7%
Pactiv LLC 8.375%, 04/15/2027	1,510,000	1,494,900	0.8%
OTHER SECURITIES		11,170,341	5.7%
		17,238,568
Real estate - 2.8%
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	1,020,000	984,300	0.5%
OTHER SECURITIES		4,549,595	2.3%
		5,533,895
Utilities - 0.9%
Red Oak Power LLC 9.200%, 11/30/2029	1,030,000	1,287,500	0.7%
OTHER SECURITIES		439,900	0.2%
		1,727,400
TOTAL CORPORATE BONDS (Cost $183,314,972)		$168,177,036
CONVERTIBLE BONDS - 1.4%
Communication services - 1.0%		2,023,141	1.0%
Energy - 0.2%		306,648	0.2%
Industrials - 0.1%		266,875	0.1%
Information technology - 0.1%		97,248	0.1%
TOTAL CONVERTIBLE BONDS (Cost $2,968,761)		$2,693,912
TERM LOANS (D) - 3.3%
Communication services - 0.3%		588,375	0.3%
Consumer discretionary - 0.8%		1,629,966	0.8%
Energy - 0.7%		1,307,250	0.7%
Health care - 0.9%		1,816,952	0.9%
Industrials - 0.6%		1,207,787	0.6%
TOTAL TERM LOANS (Cost $7,102,077)		$6,550,330
ASSET BACKED SECURITIES - 4.5%		8,833,699	4.5%
TOTAL ASSET BACKED SECURITIES (Cost $9,234,087)		$8,833,699
COMMON STOCKS - 1.7%
Communication services - 0.0%		47,989	0.0%
Consumer discretionary - 0.3%		595,835	0.3%

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy - 1.2%
Berry Petroleum Corp. (B)	195,481	$1,694,769	0.9%
OTHER SECURITIES		661,060	0.3%
		2,355,829
Industrials - 0.2%		386,856	0.2%
TOTAL COMMON STOCKS (Cost $11,140,678)		$3,386,509
PREFERRED SECURITIES - 0.8%
Financials - 0.8%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.401% (E)	51,072	1,294,675	0.7%
OTHER SECURITIES		204,835	0.1%
		1,499,510
Industrials - 0.0%		20,999	0.0%
TOTAL PREFERRED SECURITIES (Cost $2,824,910)		$1,520,509
ESCROW CERTIFICATES - 0.0%		500	0.0%
TOTAL ESCROW CERTIFICATES (Cost $435,127)		$500
PURCHASED OPTIONS - 0.0%
Calls - 0.0%		1,313	0.0%
Puts - 0.0%		23,016	0.0%
TOTAL PURCHASED OPTIONS (Cost $16,408)		$24,329
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral Trust, 2.4078% (F)(G)	590,785	5,909,757	3.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,909,622)		$5,909,757
Total Investments (High Yield Trust) (Cost $226,481,359) - 101.5%		$199,792,770	101.5%
Other assets and liabilities, net - (1.5)%		(2,896,932)	(1.5%)
TOTAL NET ASSETS - 100.0%		$196,895,838	100.0%
High Yield Trust (continued)
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,906,628 or 51.8% of the fund's net assets as of 12-31-18.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2019	$9,703,205	$9,863,125	$159,920
U.S. Treasury Long Bond Futures	11	Short	Mar 2019	(1,533,200)	(1,606,000)	(72,800)
						$87,120

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,852,103	USD	1,425,100	BNP Paribas SA	1/18/2019	—	($67,879)
USD	230,310	EUR	197,131	BNP Paribas SA	1/18/2019	$4,166	—
						$4,166	($67,879)
The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)

WRITTEN OPTIONS
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Puts
5-Year Credit Default Swap	Citigroup Global Markets, Inc.	CDX.NA.HY.31	Sell	1.000%	Jan 2019	USD	4,950,000	$10,890	$(17,058)
								$10,890	$(17,058)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 71.2%
U.S. Treasury Bonds - 6.6%
2.250%, 08/15/2046	$975,000	$834,865	0.3%
2.500%, 02/15/2045 (A)	1,204,000	1,093,173	0.5%
3.000%, 11/15/2044 to 02/15/2048	5,250,000	5,244,307	2.2%
3.750%, 11/15/2043	2,689,000	3,042,215	1.2%
4.375%, 11/15/2039	2,205,000	2,707,151	1.1%
4.500%, 02/15/2036 (A)	1,542,000	1,902,260	0.8%
OTHER SECURITIES		1,343,928	0.5%
		16,167,899
U.S. Treasury Inflation Protected Securities - 2.9%
0.375%, 07/15/2027	7,484,278	7,100,822	2.9%
		7,100,822
U.S. Treasury Notes - 14.2%
1.625%, 06/30/2020 (A)	3,425,000	3,378,434	1.4%
1.625%, 11/30/2020 to 04/30/2023	4,770,000	4,618,248	1.9%
1.875%, 01/31/2022 to 02/28/2022	10,125,000	9,943,238	4.1%
2.000%, 06/30/2024 (A)	2,060,000	2,003,210	0.8%
2.000%, 02/15/2025	7,467,000	7,223,973	2.9%
3.125%, 05/15/2021 (A)	7,350,000	7,457,859	3.0%
OTHER SECURITIES		318,290	0.1%
		34,943,252
Federal Home Loan Mortgage Corp. - 10.7%
3.000%, TBA (B)	1,300,000	1,295,486	0.5%
3.500%, 03/01/2048 to 06/01/2048	5,238,748	5,238,178	2.1%
3.500%, TBA (B)	3,300,000	3,297,965	1.3%
4.000%, TBA (B)	12,700,000	12,943,112	5.3%
4.500%, TBA (B)	3,300,000	3,414,632	1.4%
OTHER SECURITIES		202,836	0.1%
		26,392,209
Federal National Mortgage Association - 27.8%
2.500%, 07/01/2030 to 04/01/2045	1,647,531	1,572,455	0.6%
2.880%, 11/01/2027	1,045,111	1,011,682	0.4%
2.970%, 06/01/2027 to 06/01/2030	1,265,155	1,217,488	0.5%
3.160%, 08/01/2027	985,000	975,740	0.4%
3.500%, 06/01/2046 to 05/01/2048	12,612,375	12,623,001	5.2%
3.500%, TBA (B)	36,005,000	35,992,870	14.7%
4.000%, TBA (B)	10,225,000	10,422,731	4.2%
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.000%, TBA (B)	$1,800,000	$1,884,991	0.8%
OTHER SECURITIES		2,566,216	1.0%
		68,267,174
Government National Mortgage Association - 9.0%
3.000%, TBA (B)	4,300,000	4,234,987	1.7%
3.500%, TBA (B)	9,100,000	9,162,341	3.7%
4.000%, TBA (B)	3,600,000	3,686,505	1.5%
4.500%, TBA (B)	4,600,000	4,757,594	2.0%
OTHER SECURITIES		388,872	0.1%
		22,230,299
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $175,701,292)		$175,101,655
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Argentina - 0.1%		110,429	0.1%
Ghana - 0.1%		174,307	0.1%
Hungary - 0.0%		90,753	0.0%
Panama - 0.1%		185,702	0.1%
Romania - 0.1%		334,651	0.1%
Spain - 0.1%		189,115	0.1%
Tunisia - 0.1%		207,970	0.1%
United Arab Emirates - 0.2%		576,679	0.2%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,987,089)		$1,869,606
CORPORATE BONDS - 28.2%
Communication services - 3.7%		9,014,333	3.7%
Consumer discretionary - 1.4%		3,458,386	1.4%
Consumer staples - 2.3%		5,595,983	2.3%
Energy - 1.8%		4,335,803	1.8%
Financials - 8.5%		20,833,637	8.5%
Health care - 3.3%
Cigna Corp. 4.375%, 10/15/2028 (C)	970,000	975,999	0.4%
OTHER SECURITIES		7,147,447	2.9%
		8,123,446
Industrials - 1.7%		4,219,270	1.7%
Information technology - 1.5%		3,784,719	1.5%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Materials - 1.5%		$3,789,698	1.5%
Real estate - 0.7%		1,684,759	0.7%
Utilities - 1.8%		4,455,209	1.8%
TOTAL CORPORATE BONDS (Cost $71,938,266)		$69,295,243
MUNICIPAL BONDS - 0.8%		2,062,294	0.8%
TOTAL MUNICIPAL BONDS (Cost $2,072,318)		$2,062,294
TERM LOANS (D) - 1.6%
Communication services - 0.3%		642,074	0.3%
Consumer discretionary - 0.3%		735,623	0.3%
Consumer staples - 0.2%		465,589	0.2%
Energy - 0.1%		229,211	0.1%
Financials - 0.1%		179,617	0.1%
Health care - 0.2%		629,502	0.2%
Industrials - 0.2%		535,386	0.2%
Information technology - 0.1%		375,316	0.1%
Materials - 0.1%		217,555	0.1%
TOTAL TERM LOANS (Cost $4,194,612)		$4,009,873
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.8%
Commercial and residential - 10.6%
BBCMS Mortgage Trust 3.305%, 08/15/2036 (C)(E)	$949,000	947,587	0.4%
New Residential Mortgage Loan Trust 3.031%, 01/25/2048 (C)(E)	838,754	834,340	0.3%
New Residential Mortgage Loan Trust 4.000%, 02/25/2057 (C)(F)	935,480	940,956	0.4%
New Residential Mortgage Loan Trust 4.000%, 03/25/2057 (C)(F)	848,996	856,479	0.3%
OTHER SECURITIES		22,409,426	9.2%
		25,988,788
Federal Home Loan Mortgage Corp. - 0.5%		1,340,156	0.5%
Federal National Mortgage Association - 2.5%		6,266,883	2.5%
Government National Mortgage Association - 0.2%		378,939	0.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $34,118,912)		$33,974,766
ASSET BACKED SECURITIES - 21.9%
Apidos CLO XXI 3.375%, 07/18/2027 (C)(E)	1,080,000	1,071,638	0.4%
Avery Point VI CLO, Ltd. 3.632%, 08/05/2027 (C)(E)	1,230,000	1,216,987	0.5%
CIFC Funding, Ltd. 3.537%, 04/24/2030 (C)(E)	890,000	872,455	0.4%
Galaxy XIX CLO, Ltd. 3.707%, 07/24/2030 (C)(E)	895,000	888,757	0.4%
LCM XXV, Ltd. 3.679%, 07/20/2030 (C)(E)	835,000	825,775	0.3%
Legacy Mortgage Asset Trust 4.000%, 03/25/2058 (C)	880,274	877,300	0.4%
Magnetite IX, Ltd. 3.490%, 07/25/2026 (C)(E)	843,119	843,039	0.3%
OCP CLO, Ltd. 3.299%, 04/17/2027 (C)(E)	1,065,000	1,059,015	0.4%
OneMain Financial Issuance Trust 2.370%, 09/14/2032 (C)	889,000	875,240	0.4%
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES (continued)
OZLM XII, Ltd. 3.570%, 04/30/2027 (C)(E)		$1,025,000	$1,014,756	0.4%
Shackleton VIII CLO, Ltd. 3.389%, 10/20/2027 (C)(E)		1,285,000	1,270,294	0.5%
Springleaf Funding Trust 2.680%, 07/15/2030 (C)		900,000	884,506	0.4%
Towd Point Mortgage Trust 2.750%, 10/25/2056 (C)(F)		960,651	939,590	0.4%
Venture XXI CLO, Ltd. 3.316%, 07/15/2027 (C)(E)		915,000	905,080	0.4%
OTHER SECURITIES			40,338,572	16.3%
TOTAL ASSET BACKED SECURITIES (Cost $54,576,637)			$53,883,004
PURCHASED OPTIONS - 0.1%
Puts - 0.1%			95,194	0.1%
TOTAL PURCHASED OPTIONS (Cost $230,556)			$95,194
SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral Trust, 2.4078% (G)(H)		10,804	108,071	0.0%
TOTAL SECURITIES LENDING COLLATERAL (Cost $108,066)			$108,071
CERTIFICATE OF DEPOSIT - 0.0%			99,986	0.0%
TOTAL CERTIFICATE OF DEPOSIT (Cost $100,013)			$99,986
SHORT-TERM INVESTMENTS - 4.5%
Banker's acceptance - 0.1%			219,424	0.1%
Foreign government - 1.0%
Japan Treasury Discount Bill, (0.257)%, 02/18/2019 *	JPY	108,850,000	993,312	0.4%
OTHER SECURITIES			1,534,358	0.6%
			2,527,670
Repurchase agreement - 3.4%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-18 at 2.950% to be repurchased at $8,201,344 on 1-2-19, collateralized by $8,221,900 U.S. Treasury Notes, 2.875% due 11-30-23 (valued at $8,364,044, including interest)		$8,200,000	8,200,000	3.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $10,883,506)			$10,947,094
Total Investments (Investment Quality Bond Trust) (Cost $355,911,267) - 142.9%			$351,446,786	142.9%
Other assets and liabilities, net - (42.9)%			(105,466,928)	(42.9%)
TOTAL NET ASSETS - 100.0%			$245,979,858	100.0%
SALE COMMITMENTS OUTSTANDING - (2.4)%
Federal National Mortgage Association - (2.4)%
3.500%, TBA (B)		$(6,005,000)	$(6,004,345)	(2.4%)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(5,945,757))			$(6,004,345)
Currency Abbreviations
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $84,010,947 or 34.2% of the fund's net assets as of 12-31-18.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
Investment Quality Bond Trust (continued)
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	10	Long	Mar 2019	$1,128,191	$1,146,875	$18,684
U.S. Treasury Long Bond Futures	7	Long	Mar 2019	974,295	1,022,000	47,705
Ultra U.S. Treasury Bond Futures	42	Long	Mar 2019	6,384,967	6,747,562	362,595
10-Year U.S. Treasury Note Futures	26	Short	Mar 2019	(3,121,866)	(3,172,406)	(50,540)
2-Year U.S. Treasury Note Futures	136	Short	Mar 2019	(28,671,133)	(28,874,500)	(203,367)
						$175,077

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	113,641	CAD	150,000	Morgan Stanley and Company International PLC	1/16/2019	$3,726	—
USD	75,674	CAD	100,000	Morgan Stanley and Company International PLC	1/17/2019	2,396	—
USD	38,115	CAD	50,000	Standard Chartered Bank	1/25/2019	1,469	—
USD	74,971	CAD	100,000	State Street Bank and Trust Company	2/7/2019	1,656	—
USD	111,195	CAD	145,000	State Street Bank and Trust Company	2/19/2019	4,859	—
USD	1,378,920	EUR	1,197,000	BNP Paribas SA	1/31/2019	4,255	—
USD	191,593	EUR	165,000	JPMorgan Chase Bank N.A.	1/31/2019	2,103	—
USD	31,039	EUR	27,000	State Street Bank and Trust Company	1/31/2019	32	—
USD	368,876	EUR	323,000	Goldman Sachs International	3/20/2019	—	($3,590)
USD	64,264	GBP	50,000	State Street Bank and Trust Company	2/27/2019	363	—
USD	76,325	HUF	21,660,000	HSBC Bank USA	2/6/2019	—	(1,153)
USD	556,716	JPY	62,900,000	Citibank N.A.	1/15/2019	—	(17,533)
USD	57,443	JPY	6,400,000	JPMorgan Chase Bank N.A.	1/22/2019	—	(1,019)
USD	94,422	JPY	10,500,000	JPMorgan Chase Bank N.A.	2/4/2019	—	(1,590)
USD	964,017	JPY	108,850,000	JPMorgan Chase Bank N.A.	2/19/2019	—	(32,476)
USD	373,519	JPY	42,000,000	JPMorgan Chase Bank N.A.	3/11/2019	—	(11,598)
						$20,859	($68,959)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase Bank	5,100,000	USD	Fixed 4.318%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(822,488)	$(822,488)
JPMorgan Chase Bank	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(228,039)	(228,039)
								—	$(1,050,527)	$(1,050,527)
Centrally cleared	1,620,000	USD	Fixed 1.625%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Nov 2026	—	86,949	86,949
Centrally cleared	11,538,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2028	$608,811	(173,934)	434,877
The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	$(35,718)	$65,255	$29,537
								$573,093	$(21,730)	$551,363
								$573,093	$(1,072,257)	$(499,164)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Deutsche Bank AG	Federative Republic of Brazil	2.042%	230,000	USD	$230,000	1.000%	Quarterly	Dec 2023	$(9,508)	$(1,150)	$(10,658)
Deutsche Bank AG	CMBX.NA.BBB-.6	8.367%	110,000	USD	110,000	3.000%	Monthly	May 2063	(18,292)	573	(17,719)
Goldman Sachs International	Republic of Turkey	3.572%	125,000	USD	125,000	1.000%	Quarterly	Dec 2023	(15,240)	1,515	(13,725)
Goldman Sachs International	CMBX.NA.BBB-.6	8.367%	140,000	USD	140,000	3.000%	Monthly	May 2063	(23,121)	569	(22,552)
HSBC Bank USA N.A.	Republic of Turkey	3.572%	125,000	USD	125,000	1.000%	Quarterly	Dec 2023	(15,286)	1,561	(13,725)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	255,000	USD	255,000	3.000%	Monthly	May 2063	(40,986)	(90)	(41,076)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	130,000	USD	130,000	3.000%	Monthly	May 2063	(21,244)	303	(20,941)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	115,000	USD	115,000	3.000%	Monthly	May 2063	(19,151)	626	(18,525)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,496)	381	(11,115)
					$1,299,000				$(174,324)	$4,288	$(170,036)
Centrally cleared	CDX.EM.30	2.065%	2,790,000	USD	2,790,000	1.000%	Quarterly	Dec 2023	(132,293)	2,232	(130,061)
Centrally cleared	CDX.NA.HY.31	4.505%	1,565,000	USD	1,565,000	5.000%	Quarterly	Dec 2023	57,696	(23,774)	33,922
Centrally cleared	CDX.NA.IG.31	0.878%	3,320,000	USD	3,320,000	1.000%	Quarterly	Dec 2023	34,411	(14,806)	19,605
Centrally cleared	ITRAXX.EU.30	0.888%	1,810,000	EUR	2,126,118	1.000%	Quarterly	Dec 2023	33,178	(21,151)	12,027
					$9,801,118				$(7,008)	$(57,499)	$(64,507)
					$11,100,118				$(181,332)	$(53,211)	$(234,543)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
USD	U.S. Dollar
Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OIS	Overnight Index Swap

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT - 7.4%
U.S. Treasury Bills - 6.2%
2.269%, 01/02/2019	$24,243,000	$24,241,493	1.2%
2.329%, 01/15/2019	40,200,000	40,164,122	2.0%
2.346%, 01/22/2019	38,350,900	38,299,195	1.9%
2.358%, 02/07/2019	22,918,000	22,863,353	1.1%
		125,568,163
U.S. Treasury Notes - 1.2%
2.405%, 02/15/2019	23,612,000	23,621,373	1.2%
TOTAL U.S. GOVERNMENT (Cost $149,189,536)		$149,189,536
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY - 93.5%
Federal Agricultural Mortgage Corp. - 13.6%
1.000%, (3 month LIBOR - 0.145%), 03/02/2020 (A)	$22,919,000	$22,919,000	1.1%
2.231%, 01/02/2019	37,558,000	37,555,705	1.9%
2.325%, (1 month LIBOR - 0.090%), 01/07/2019 (A)	16,688,000	16,688,000	0.8%
2.331%, (1 month LIBOR - 0.050%), 04/02/2019 (A)	27,703,000	27,703,000	1.4%
2.353%, 01/07/2019	57,368,000	57,345,818	2.9%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Agricultural Mortgage Corp. (continued)
2.413%, (1 month LIBOR - 0.090%), 02/20/2019 (A)	$20,007,000	$20,007,000	1.0%
2.480%, (1 month LIBOR - 0.060%), 07/25/2019 (A)	30,000,000	30,000,000	1.5%
2.490%, (1 month LIBOR - 0.050%), 06/25/2019 (A)	19,918,000	19,918,000	1.0%
2.557%, (1 month LIBOR), 09/30/2019 (A)	20,024,000	20,024,000	1.0%
OTHER SECURITIES		20,338,718	1.0%
		272,499,241
Federal Farm Credit Bank - 21.9%
2.393%, (Prime rate - 3.020%), 01/14/2019 (A)	19,277,000	19,277,835	1.0%
2.413%, (Prime rate - 3.120%), 01/02/2019 (A)	16,123,000	16,123,000	0.8%
2.415%, (3 month LIBOR - 0.135%), 10/29/2020 (A)	15,044,000	15,041,952	0.7%
2.442%, (1 month LIBOR + 0.190%), 08/19/2019 (A)	20,313,000	20,345,092	1.0%
2.464%, (Prime rate - 3.075%), 09/05/2019 (A)	18,548,000	18,547,372	0.9%
2.484%, (3 month USBMMY + 0.055%), 01/27/2020 (A)	15,770,000	15,775,759	0.8%
2.544%, (1 month LIBOR), 04/27/2020 (A)	19,718,000	19,717,285	1.0%
2.565%, (Prime rate - 2.970%), 01/24/2020 (A)	16,170,000	16,170,000	0.8%
2.599%, (Prime rate - 2.960%), 07/09/2020 (A)	14,000,000	13,995,135	0.7%
2.636%, (Prime rate - 2.910%), 12/11/2019 (A)	18,331,000	18,329,274	0.9%
2.672%, 07/08/2019	13,506,000	13,322,619	0.7%
OTHER SECURITIES		251,130,740	12.6%
		437,776,063
Federal Home Loan Bank - 46.7%
2.218%, 01/02/2019	136,286,000	136,277,717	6.8%
2.246%, (3 month LIBOR - 0.320%), 04/09/2019 (A)	19,795,000	19,788,293	1.0%
2.312%, 01/08/2019	31,534,000	31,520,023	1.6%
2.339%, 01/09/2019	64,011,000	63,978,197	3.2%
2.375%, 01/14/2019	39,351,000	39,317,748	2.0%
2.387%, 01/04/2019	33,969,000	33,962,336	1.7%
2.392%, 01/16/2019	50,251,000	50,201,659	2.5%
2.403%, 01/16/2019	13,360,000	13,353,563	0.7%
2.405%, 03/18/2019	19,713,000	19,614,785	1.0%
2.407%, 01/25/2019	94,384,000	94,234,851	4.7%
2.426%, 01/18/2019	59,291,000	59,224,084	3.0%
2.427%, 02/27/2019	16,105,000	16,044,183	0.8%
2.428%, 01/31/2019	19,136,000	19,097,887	1.0%
2.432%, 03/22/2019	55,367,000	55,073,471	2.7%
2.433%, 02/01/2019	25,000,000	24,948,441	1.2%
2.437%, 01/23/2019	39,419,000	39,361,185	2.0%
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
2.470%, (1 month LIBOR - 0.130%), 03/22/2019 (A)	$19,680,000	$19,677,276	1.0%
2.525%, 05/02/2019	19,720,000	19,719,099	1.0%
2.534%, (3 month LIBOR - 0.160%), 05/24/2019 (A)	17,680,000	17,681,212	0.9%
2.556%, 05/31/2019	28,000,000	27,708,917	1.4%
2.617%, (3 month LIBOR - 0.160%), 06/20/2019 (A)	19,175,000	19,179,572	1.0%
OTHER SECURITIES		114,255,865	5.5%
		934,220,364
Federal Home Loan Mortgage Corp. - 1.2%		23,737,966	1.2%
Federal National Mortgage Association - 9.2%
2.292%, 01/02/2019	76,491,000	76,486,198	3.8%
2.575%, (SOFR + 0.080%), 01/30/2019 (A)	20,117,000	20,117,000	1.0%
2.616%, (SOFR + 0.120%), 07/30/2019 (A)	55,000,000	55,000,000	2.7%
OTHER SECURITIES		31,808,852	1.7%
		183,412,050
Tennessee Valley Authority - 0.9%
2.332%, 01/02/2019	15,359,000	15,358,019	0.8%
OTHER SECURITIES		2,063,113	0.1%
		17,421,132
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,869,066,816)		$1,869,066,816
Total Investments (Money Market Trust) (Cost $2,018,256,352) - 100.9%		$2,018,256,352	100.9%
Other assets and liabilities, net - (0.9)%		(18,833,296)	(0.9%)
TOTAL NET ASSETS - 100.0%		$1,999,423,056	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Select Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.5%
U.S. Treasury Bonds - 10.8%
2.750%, 11/15/2042	$301,185,000	$288,487,333	3.5%
3.000%, 02/15/2047 to 08/15/2048	591,379,000	590,030,322	7.2%
OTHER SECURITIES		10,737,952	0.1%
		889,255,607
U.S. Treasury Inflation Protected Securities - 0.4%
0.375%, 07/15/2025	33,434,464	32,234,873	0.4%
		32,234,873
U.S. Treasury Notes - 5.0%
2.500%, 12/31/2020	44,000,000	43,989,007	0.5%
3.125%, 11/15/2028 (A)	351,172,000	364,500,554	4.5%
		408,489,561
Federal Home Loan Mortgage Corp. - 7.2%
3.000%, 02/01/2043 to 12/01/2046	189,620,265	185,488,873	2.2%

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.500%, 01/01/2029 to 11/01/2047	$224,889,372	$225,819,453	2.7%
4.000%, 09/01/2041 to 08/01/2048	102,038,900	104,697,454	1.3%
4.500%, 08/01/2040 to 10/01/2041	47,287,688	49,447,286	0.7%
OTHER SECURITIES		25,867,575	0.3%
		591,320,641
Federal National Mortgage Association - 16.9%
3.000%, 09/01/2027 to 10/01/2047	170,085,178	166,633,744	2.0%
3.500%, 02/01/2026 to 11/01/2047	418,006,879	420,386,642	5.1%
4.000%, 05/01/2025 to 04/01/2048	398,197,817	409,701,245	5.1%
4.500%, 01/01/2027 to 07/01/2048	271,999,809	284,087,998	3.5%
5.000%, 02/01/2033 to 12/01/2041	71,237,480	75,585,164	0.9%
OTHER SECURITIES		33,544,312	0.3%
		1,389,939,105
Government National Mortgage Association - 0.2%		17,872,981	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,351,203,671)		$3,329,112,768
FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
Qatar - 0.1%		8,831,173	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,410,000)		$8,831,173
CORPORATE BONDS - 35.9%
Communication services - 2.6%
Verizon Communications, Inc. 4.862%, 08/21/2046	29,860,000	29,384,521	0.4%
OTHER SECURITIES		183,841,410	2.2%
		213,225,931
Consumer discretionary - 4.1%
Amazon.com, Inc. 3.150%, 08/22/2027	22,400,000	21,625,774	0.3%
Expedia Group, Inc. 5.000%, 02/15/2026	23,905,000	24,158,514	0.3%
Ford Motor Credit Company LLC 5.875%, 08/02/2021	32,919,000	33,759,362	0.4%
OTHER SECURITIES		257,822,693	3.1%
		337,366,343
Consumer staples - 0.7%		57,225,521	0.7%
Energy - 2.9%		235,401,237	2.9%
Financials - 13.7%
Barclays Bank PLC 2.650%, 01/11/2021	24,610,000	24,095,556	0.3%
Canadian Imperial Bank of Commerce 2.700%, 02/02/2021	26,345,000	26,077,730	0.3%
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) 06/18/2022	24,145,000	24,198,698	0.3%
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Lloyds Banking Group PLC 4.450%, 05/08/2025	$25,250,000	$25,083,097	0.3%
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) 3.376%, 12/01/2021 (B)	23,610,000	23,376,849	0.3%
PNC Bank NA 2.500%, 01/22/2021	21,785,000	21,495,458	0.3%
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) 09/15/2042	25,093,000	25,343,930	0.3%
The Goldman Sachs Group, Inc. 3.850%, 01/26/2027	23,410,000	22,032,292	0.3%
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (C)	32,785,000	32,406,333	0.4%
Wells Fargo Bank N.A. (3.325% to 7-23-20, then 3 month LIBOR + 0.490%) 07/23/2021	25,095,000	25,069,914	0.3%
OTHER SECURITIES		874,182,658	10.6%
		1,123,362,515
Health care - 1.6%
CVS Health Corp. 3.350%, 03/09/2021	23,792,000	23,712,519	0.3%
CVS Health Corp. 5.050%, 03/25/2048	22,206,000	21,626,471	0.3%
OTHER SECURITIES		82,844,647	1.0%
		128,183,637
Industrials - 4.6%		375,855,701	4.6%
Information technology - 2.9%
Dell International LLC 6.020%, 06/15/2026 (D)	27,890,000	28,028,785	0.3%
OTHER SECURITIES		210,936,835	2.6%
		238,965,620
Materials - 0.8%		69,573,026	0.8%
Real estate - 0.6%		52,499,947	0.6%
Utilities - 1.4%		113,645,124	1.4%
TOTAL CORPORATE BONDS (Cost $3,024,755,857)		$2,945,304,602
CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%		8,325,710	0.1%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $8,445,767)		$8,325,710
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
Commercial and residential - 0.5%		40,550,813	0.5%
Federal Home Loan Mortgage Corp. - 0.6%		45,171,049	0.6%
Government National Mortgage Association - 0.9%		76,009,031	0.9%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $167,708,083)		$161,730,893
ASSET BACKED SECURITIES - 21.1%
Ally Master Owner Trust 2.700%, 01/17/2023	30,910,000	30,678,311	0.4%

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES (continued)
American Express Credit Account Master Trust 1.930%, 09/15/2022	$33,165,000	$32,773,335	0.4%
American Express Credit Account Master Trust 3.180%, 04/15/2024	46,685,000	47,048,891	0.6%
BA Credit Card Trust 1.950%, 08/15/2022	43,335,000	42,818,581	0.5%
Capital One Multi-Asset Execution Trust 1.660%, 06/17/2024	34,760,000	33,719,661	0.4%
Capital One Multi-Asset Execution Trust 2.000%, 01/17/2023	37,430,000	37,019,161	0.4%
CarMax Auto Owner Trust 3.360%, 09/15/2023	26,155,000	26,329,940	0.3%
Citibank Credit Card Issuance Trust 2.490%, 01/20/2023	33,740,000	33,466,240	0.4%
Dell Equipment Finance Trust 3.180%, 06/22/2023 (D)	26,951,000	26,960,301	0.3%
Discover Card Execution Note Trust 1.880%, 02/15/2023	40,130,000	39,481,479	0.5%
Ford Credit Auto Owner Trust 2.440%, 01/15/2027 (D)	21,440,000	21,260,307	0.3%
Ford Credit Auto Owner Trust 2.120%, 07/15/2026 (D)	31,588,000	31,265,344	0.4%
Ford Credit Floorplan Master Owner Trust 3.520%, 10/15/2023	22,650,000	22,908,443	0.3%
GM Financial Consumer Automobile Receivables Trust 3.210%, 10/16/2023	24,675,000	24,809,111	0.3%
Goal Capital Funding Trust 2.877%, 08/25/2044 (B)	34,019,000	33,466,756	0.4%
Golden Credit Card Trust 2.620%, 01/15/2023 (D)	48,545,000	48,292,372	0.6%
Huntington Auto Trust 1.930%, 04/15/2022	29,905,000	29,604,051	0.4%
SunTrust Student Loan Trust 2.699%, 10/28/2037 (B)(D)	30,148,645	29,824,574	0.4%
World Omni Auto Receivables Trust 3.330%, 04/15/2024	26,320,000	26,618,090	0.3%
OTHER SECURITIES		1,117,318,771	13.5%
TOTAL ASSET BACKED SECURITIES (Cost $1,738,682,698)		$1,735,663,719
SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral Trust, 2.4078% (E)(F)	7,675,190	76,776,463	0.9%
TOTAL SECURITIES LENDING COLLATERAL (Cost $76,771,072)		$76,776,463
SHORT-TERM INVESTMENTS - 0.3%
U.S. Government Agency - 0.3%		21,176,000	0.3%
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.0%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,432,103 on 1-2-19, collateralized by $1,470,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $1,465,109, including interest)	$1,432,000	$1,432,000	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $22,606,751)		$22,608,000
Total Investments (Select Bond Trust) (Cost $8,398,583,899) - 100.9%		$8,288,353,328	100.9%
Other assets and liabilities, net - (0.9)%		(73,979,807)	(0.9%)
TOTAL NET ASSETS - 100.0%		$8,214,373,521	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,318,846,171 or 16.1% of the fund's net assets as of 12-31-18.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Short Term Government Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 94.1%
U.S. Treasury Notes - 33.6%
1.125%, 06/30/2021	$3,033,000	$2,935,057	1.7%
1.250%, 03/31/2021	4,305,000	4,189,866	2.4%
1.375%, 09/30/2020	1,390,000	1,362,496	0.8%
1.750%, 11/30/2021	3,275,000	3,208,802	1.8%
1.875%, 04/30/2022 to 07/31/2022	14,215,000	13,924,362	8.0%
2.625%, 08/31/2020 to 06/30/2023	8,505,000	8,537,111	4.8%
2.750%, 08/15/2021 to 07/31/2023	6,305,000	6,359,730	3.6%
2.875%, 11/15/2021	2,900,000	2,932,087	1.7%
2.875%, 11/30/2023 (A)	15,095,000	15,357,060	8.8%
		58,806,571
Federal Agricultural Mortgage Corp. - 11.3%
0.970%, 07/26/2019	4,035,000	3,998,286	2.3%
1.430%, 04/18/2019	3,065,000	3,055,888	1.7%
1.640%, 04/17/2020	3,885,000	3,837,945	2.2%
1.675%, 02/24/2020	1,875,000	1,855,001	1.1%
1.750%, 06/15/2020	2,055,000	2,029,841	1.2%
2.000%, 01/15/2021	4,965,000	4,911,204	2.8%
		19,688,165

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Farm Credit Bank - 9.9%
1.440%, 08/16/2021	$4,620,000	$4,477,607	2.5%
1.680%, 04/05/2021	2,345,000	2,299,537	1.3%
2.230%, 11/15/2022	7,220,000	7,114,732	4.1%
3.000%, 06/29/2022	3,470,000	3,470,090	2.0%
		17,361,966
Federal Home Loan Bank - 10.7%
1.550%, 10/26/2020	2,695,000	2,645,056	1.5%
1.700%, 04/26/2021	2,940,000	2,876,520	1.7%
1.750%, 07/13/2020	4,095,000	4,039,439	2.3%
1.875%, 11/29/2021	1,960,000	1,924,524	1.1%
2.260%, 10/04/2022	3,800,000	3,738,657	2.1%
3.000%, 05/28/2020	3,555,000	3,557,499	2.0%
		18,781,695
Federal Home Loan Mortgage Corp. - 12.8%
1.765%, 06/26/2020	4,510,000	4,454,649	2.5%
2.000%, 11/20/2020	4,940,000	4,881,412	2.8%
2.464%, (12 month LIBOR + 1.618%), 05/01/2045 (B)	2,149,711	2,166,614	1.2%
3.000%, 07/01/2030	888,210	888,526	0.5%
3.350%, 09/28/2023	7,000,000	7,006,405	4.0%
3.500%, 04/01/2032	2,589,484	2,627,643	1.5%
5.500%, 07/01/2040	417,046	448,099	0.3%
OTHER SECURITIES		748	0.0%
		22,474,096
Federal National Mortgage Association - 12.4%
1.500%, 11/30/2020	4,415,000	4,326,629	2.5%
1.950%, 11/09/2020	3,150,000	3,108,990	1.8%
2.500%, 10/01/2027	1,444,484	1,423,616	0.8%
3.000%, 03/01/2028 to 03/01/2031	11,196,254	11,223,618	6.4%
3.500%, 12/01/2025	724,380	735,317	0.4%
6.500%, 01/01/2039	565,009	639,335	0.4%
OTHER SECURITIES		179,210	0.1%
		21,636,715
Government National Mortgage Association - 0.0%		327	0.0%
Tennessee Valley Authority - 3.4%
3.875%, 02/15/2021	5,815,000	5,967,711	3.4%
		5,967,711
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $166,994,914)		$164,717,246
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
Federal Home Loan Mortgage Corp. - 2.2%
0.309%, 04/25/2023	140,454,798	1,058,804	0.6%
0.624%, 01/25/2022	20,170,474	322,693	0.2%
1.163%, 03/25/2024	8,331,724	415,394	0.2%
1.234%, 07/25/2022	11,416,224	416,689	0.3%
1.303%, 12/25/2021	23,222,036	735,416	0.4%
2.000%, 04/15/2031	594,509	586,967	0.3%
OTHER SECURITIES		354,706	0.2%
		3,890,669
Federal National Mortgage Association - 0.5%
3.500%, 08/25/2043	574,313	582,167	0.3%
4.000%, 03/25/2039	351,837	357,497	0.2%
		939,664
Government National Mortgage Association - 1.5%
0.908%, 09/16/2058	4,416,877	331,272	0.2%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Association (continued)
OTHER SECURITIES		$2,203,470	1.3%
		2,534,742
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,889,020)		$7,365,075
SECURITIES LENDING COLLATERAL - 8.4%
John Hancock Collateral Trust, 2.4078% (C)(D)	1,474,568	14,750,397	8.4%
TOTAL SECURITIES LENDING COLLATERAL (Cost $14,750,250)		$14,750,397
SHORT-TERM INVESTMENTS - 1.3%
U.S. Government Agency - 1.2%
Federal Agricultural Mortgage Corp. Discount Note, 2.150%, 01/02/2019 *	$426,000	426,000	0.3%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	1,594,000	1,594,000	0.9%
		2,020,000
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $136,010 on 1-2-19, collateralized by $140,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $139,534, including interest)	136,000	136,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,155,881)		$2,156,000
Total Investments (Short Term Government Income Trust) (Cost $190,790,065) - 108.0%		$188,988,718	108.0%
Other assets and liabilities, net - (8.0)%		(13,919,929)	(8.0%)
TOTAL NET ASSETS - 100.0%		$175,068,789	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Strategic Income Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 18.8%
Australia - 0.9%		$4,165,668	0.9%

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Austria - 0.4%
Republic of Austria 0.000%, 07/15/2023 (A)	EUR	1,515,000	$1,749,871	0.4%
Brazil - 1.9%
Federative Republic of Brazil 10.000% 01/01/2021 to 01/01/2023	BRL	35,060,000	9,469,288	1.9%
Canada - 0.2%			1,161,836	0.2%
Colombia - 1.4%
Republic of Colombia 7.000% 09/11/2019 to 05/04/2022	COP	10,558,700,000	3,356,128	0.7%
OTHER SECURITIES			3,470,905	0.7%
			6,827,033
Finland - 0.3%			1,453,027	0.3%
Hungary - 1.0%
Republic of Hungary 6.250%, 01/29/2020		$2,150,000	2,210,340	0.5%
Republic of Hungary 6.375%, 03/29/2021		2,498,000	2,636,054	0.5%
			4,846,394
Indonesia - 3.6%
Republic of Indonesia 7.000% 05/15/2022 to 05/15/2027	IDR	41,224,000,000	2,744,300	0.6%
Republic of Indonesia 8.375% 03/15/2024 to 09/15/2026		52,790,000,000	3,725,559	0.8%
OTHER SECURITIES			11,089,245	2.2%
			17,559,104
Ireland - 2.0%
Republic of Ireland 3.400%, 03/18/2024	EUR	3,417,000	4,573,796	0.9%
Republic of Ireland 3.900%, 03/20/2023		3,995,000	5,339,976	1.1%
			9,913,772
Malaysia - 1.7%
Government of Malaysia 4.059%, 09/30/2024	MYR	9,740,000	2,368,360	0.5%
Government of Malaysia 4.160%, 07/15/2021		7,083,000	1,736,165	0.4%
OTHER SECURITIES			4,059,007	0.8%
			8,163,532
Mexico - 0.2%			938,630	0.2%
New Zealand - 0.7%
Dominion of New Zealand 6.000%, 05/15/2021	NZD	2,390,000	1,762,963	0.4%
OTHER SECURITIES			1,404,950	0.3%
			3,167,913
Norway - 1.4%
Government of Norway 2.000%, 05/24/2023 (A)	NOK	15,075,000	1,790,076	0.3%
Government of Norway 3.750%, 05/25/2021 (A)		26,605,000	3,265,583	0.7%
Government of Norway 4.500%, 05/22/2019 (A)		15,572,000	1,825,923	0.4%
			6,881,582
Philippines - 1.5%			7,497,164	1.5%
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Portugal - 0.9%
Republic of Portugal 3.850%, 04/15/2021 (A)	EUR	2,065,000	$2,584,970	0.5%
Republic of Portugal 5.125%, 10/15/2024 (A)		$1,905,000	1,986,572	0.4%
			4,571,542
Singapore - 0.2%			952,932	0.2%
Sweden - 0.5%
Kingdom of Sweden 0.125%, 04/24/2023 (A)	EUR	1,880,000	2,175,931	0.5%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $101,827,585)			$91,495,219
CORPORATE BONDS - 43.3%
Communication services - 4.9%			23,703,717	4.9%
Consumer discretionary - 2.0%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/2026 (A)		$1,881,000	1,819,924	0.4%
OTHER SECURITIES			8,070,592	1.6%
			9,890,516
Consumer staples - 1.5%			7,290,156	1.5%
Energy - 8.6%
Antero Resources Corp. 5.625%, 06/01/2023		1,825,000	1,733,750	0.4%
Chesapeake Energy Corp. 7.000%, 10/01/2024 (B)		2,010,000	1,738,650	0.4%
DCP Midstream Operating LP 5.375%, 07/15/2025		2,030,000	1,984,325	0.4%
Denbury Resources, Inc. 7.500%, 02/15/2024 (A)(B)		2,255,000	1,815,275	0.4%
Diamondback Energy, Inc. 5.375%, 05/31/2025		2,290,000	2,232,750	0.5%
Murphy Oil Corp. 6.875%, 08/15/2024		2,295,000	2,282,441	0.5%
Newfield Exploration Company 5.625%, 07/01/2024		1,685,000	1,706,063	0.3%
Occidental Petroleum Corp. 3.500%, 06/15/2025		1,705,000	1,687,833	0.3%
SM Energy Company 6.625%, 01/15/2027		2,120,000	1,886,800	0.4%
OTHER SECURITIES			24,691,474	5.0%
			41,759,361
Financials - 13.2%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%) 05/15/2068		2,395,000	2,730,300	0.6%
BNG Bank NV 0.250% 02/22/2023 to 06/07/2024	EUR	1,660,000	1,918,423	0.4%
European Financial Stability Facility 0.125%, 10/17/2023		1,515,000	1,740,992	0.4%
International Bank for Reconstruction & Development 3.500%, 01/22/2021	NZD	2,925,000	2,012,612	0.4%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
International Bank for Reconstruction & Development 4.625%, 10/06/2021		2,400,000	$1,710,123	0.4%
KfW 2.125%, 08/15/2023	EUR	1,545,000	1,950,326	0.4%
KfW 6.000%, 08/20/2020	AUD	2,925,000	2,183,981	0.5%
Swiss Insured Brazil Power Finance Sarl 9.850%, 07/16/2032 (A)	BRL	17,450,000	4,502,354	0.9%
OTHER SECURITIES			45,663,493	9.2%
			64,412,604
Health care - 1.9%			9,170,676	1.9%
Industrials - 4.0%
AECOM 5.125%, 03/15/2027		$2,655,000	2,270,025	0.5%
Mexico City Airport Trust 3.875%, 04/30/2028 (A)		3,510,000	3,083,535	0.6%
Mexico City Airport Trust 4.250%, 10/31/2026 (A)		2,820,000	2,513,325	0.5%
Mexico City Airport Trust 5.500% 10/31/2046 to 07/31/2047 (A)		7,004,000	6,157,145	1.2%
OTHER SECURITIES			5,524,714	1.2%
			19,548,744
Information technology - 1.4%			6,903,427	1.4%
Materials - 2.7%			12,909,102	2.7%
Real estate - 0.9%
Equinix, Inc. 5.375%, 05/15/2027		2,395,000	2,341,113	0.5%
OTHER SECURITIES			2,172,987	0.4%
			4,514,100
Utilities - 2.2%
Emera US Finance LP 3.550%, 06/15/2026		2,415,000	2,291,265	0.5%
OTHER SECURITIES			8,294,747	1.7%
			10,586,012
TOTAL CORPORATE BONDS (Cost $223,784,643)			$210,688,415
CONVERTIBLE BONDS - 2.7%
Communication services - 0.3%			1,467,020	0.3%
Consumer discretionary - 0.6%			2,644,481	0.6%
Energy - 0.5%			2,626,128	0.5%
Financials - 0.1%			596,024	0.1%
Health care - 0.8%			3,859,169	0.8%
Information technology - 0.2%			900,072	0.2%
Utilities - 0.2%			1,098,418	0.2%
TOTAL CONVERTIBLE BONDS (Cost $13,263,167)			$13,191,312
CAPITAL PREFERRED SECURITIES - 1.9%
Financials - 1.9%
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) 5.570%, 02/04/2019 (C)(D)		1,942,000	1,756,539	0.4%
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
OTHER SECURITIES		$7,485,796	1.5%
		9,242,335
TOTAL CAPITAL PREFERRED SECURITIES (Cost $10,690,565)		$9,242,335
TERM LOANS (E) - 12.8%
Communication services - 2.5%		12,266,634	2.5%
Consumer discretionary - 2.3%
Four Seasons Hotels, Ltd., New 1st Lien Term Loan (1 month LIBOR + 2.000%) 4.522%, 11/30/2023	$1,878,268	1,798,104	0.4%
Neiman Marcus Group, Ltd. LLC, 2020 Term Loan (1 month LIBOR + 3.250%) 5.630%, 10/25/2020	2,035,777	1,714,511	0.3%
OTHER SECURITIES		7,806,623	1.6%
		11,319,238
Consumer staples - 1.1%		5,060,827	1.1%
Energy - 0.6%		2,714,324	0.6%
Financials - 0.8%		4,050,023	0.8%
Health care - 0.7%		3,136,739	0.7%
Industrials - 1.4%		6,848,844	1.4%
Information technology - 2.4%		11,655,969	2.4%
Materials - 0.8%		3,875,767	0.8%
Real estate - 0.2%		1,159,400	0.2%
TOTAL TERM LOANS (Cost $65,267,569)		$62,087,765
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.6%
Commercial and residential - 5.3%		25,994,942	5.3%
Federal Home Loan Mortgage Corp. - 0.2%		899,163	0.2%
Federal National Mortgage Association - 0.1%		352,843	0.1%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $27,318,542)		$27,246,948
ASSET BACKED SECURITIES - 4.1%
Mill City Mortgage Loan Trust 3.500%, 08/25/2058 (A)(F)	1,849,877	1,834,494	0.4%
OTHER SECURITIES		18,268,594	3.7%
TOTAL ASSET BACKED SECURITIES (Cost $19,877,776)		$20,103,088
COMMON STOCKS - 3.3%
Communication services - 0.0%		0	0.0%
Consumer discretionary - 0.1%		391,892	0.1%
Financials - 3.0%
JPMorgan Chase & Co.	23,009	2,246,139	0.5%
OTHER SECURITIES		12,482,361	2.5%
		14,728,500
Industrials - 0.1%		234,194	0.1%
Information technology - 0.0%		757	0.0%
Real estate - 0.1%		551,366	0.1%
TOTAL COMMON STOCKS (Cost $20,071,235)		$15,906,709
PREFERRED SECURITIES - 4.8%
Energy - 0.2%		1,285,935	0.2%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Financials - 2.5%
First Tennessee Bank NA (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(C)	2,315	$1,701,766	0.4%
OTHER SECURITIES		10,346,343	2.1%
		12,048,109
Health care - 0.3%		1,424,161	0.3%
Industrials - 0.4%		1,803,056	0.4%
Real estate - 0.2%		1,058,880	0.2%
Utilities - 1.2%
NextEra Energy, Inc., 6.123%	36,105	2,081,092	0.4%
OTHER SECURITIES		3,773,265	0.8%
		5,854,357
TOTAL PREFERRED SECURITIES (Cost $25,007,733)		$23,474,498
PURCHASED OPTIONS - 0.0%
Calls - 0.0%		102,806	0.0%
Puts - 0.0%		121,402	0.0%
TOTAL PURCHASED OPTIONS (Cost $2,872,237)		$224,208
SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral Trust, 2.4078% (G)(H)	556,354	5,565,324	1.2%
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,565,034)		$5,565,324
SHORT-TERM INVESTMENTS - 1.1%
U.S. Government Agency - 0.8%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	$3,039,000	3,039,000	0.6%
OTHER SECURITIES		810,000	0.2%
		3,849,000
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,554,112 on 1-2-19, collateralized by $1,615,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,589,152, including interest)	1,554,000	1,554,000	0.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,402,773)		$5,403,000
Total Investments (Strategic Income Opportunities Trust) (Cost $520,948,859) - 99.6%		$484,628,821	99.6%
Other assets and liabilities, net - 0.4%		1,738,552	0.4%
TOTAL NET ASSETS - 100.0%		$486,367,373	100.0%
Strategic Income Opportunities Trust (continued)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $148,841,413 or 30.6% of the fund's net assets as of 12-31-18.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	55	Short	Mar 2019	$(6,583,845)	$(6,710,859)	$(127,014)
The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
German Euro BUND Futures	198	Short	Mar 2019	(36,824,416)	(37,100,409)	$(275,993)
						$(403,007)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	3,060,000	NZD	3,212,663	Citibank N.A.	2/13/2019	—	($899)
AUD	3,070,000	NZD	3,275,721	HSBC Bank USA	2/13/2019	—	(36,204)
AUD	6,135,000	NZD	6,551,560	Royal Bank of Canada	2/13/2019	—	(76,013)
AUD	9,669,880	USD	6,963,554	Australia and New Zealand Banking Group	2/13/2019	—	(147,195)
AUD	4,743,562	USD	3,451,647	Citibank N.A.	2/13/2019	—	(107,880)
AUD	1,679,062	USD	1,218,003	JPMorgan Chase Bank N.A.	2/13/2019	—	(34,422)
AUD	3,348,521	USD	2,431,664	UBS AG	2/13/2019	—	(71,270)
BRL	26,446,997	USD	6,591,468	Citibank N.A.	2/13/2019	$214,313	—
BRL	4,702,923	USD	1,146,366	State Street Bank and Trust Company	2/13/2019	63,868	—
CAD	2,906,080	AUD	3,065,000	Royal Bank of Canada	2/13/2019	—	(29,648)
CAD	15,616,308	GBP	9,173,248	HSBC Bank USA	2/13/2019	—	(265,120)
CAD	5,499,533	GBP	3,216,752	State Street Bank and Trust Company	2/13/2019	—	(75,800)
CAD	7,836,562	USD	6,140,000	Bank of Nova Scotia	2/13/2019	—	(393,822)
CAD	24,427,799	USD	18,655,000	Canadian Imperial Bank of Commerce	2/13/2019	—	(743,257)
CAD	8,095,534	USD	6,153,750	Citibank N.A.	2/13/2019	—	(217,680)
CAD	50,137,201	USD	38,142,858	Goldman Sachs Bank USA	2/13/2019	—	(1,379,633)
CAD	470,339	USD	357,516	JPMorgan Chase Bank N.A.	2/13/2019	—	(12,638)
CAD	41,056,494	USD	31,562,500	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(1,457,726)
CAD	60,346,754	USD	46,404,000	Royal Bank of Canada	2/13/2019	—	(2,154,595)
CAD	28,088,648	USD	21,540,000	State Street Bank and Trust Company	2/13/2019	—	(943,930)
CAD	12,275,512	USD	9,425,000	Toronto Dominion Bank	2/13/2019	—	(423,951)
CNY	11,234,799	USD	1,610,000	Citibank N.A.	2/13/2019	25,342	—
DKK	9,980,000	USD	1,568,405	UBS AG	2/13/2019	—	(31,347)
EUR	9,544,255	NOK	91,248,906	Citibank N.A.	2/13/2019	399,692	—
EUR	4,782,110	NOK	45,451,801	HSBC Bank USA	2/13/2019	231,329	—
EUR	3,040,000	NOK	28,793,842	JPMorgan Chase Bank N.A.	2/13/2019	158,643	—
EUR	564,164	NOK	5,362,211	State Street Bank and Trust Company	2/13/2019	27,280	—
EUR	1,981,191	NOK	19,096,687	UBS AG	2/13/2019	64,974	—
EUR	7,605,000	SEK	79,776,029	Citibank N.A.	2/13/2019	—	(287,580)
EUR	3,602,589	SEK	37,813,241	JPMorgan Chase Bank N.A.	2/13/2019	—	(138,755)
EUR	1,595,000	SEK	16,695,662	U.S. Bank	2/13/2019	—	(56,262)
EUR	1,535,000	SEK	16,110,316	UBS AG	2/13/2019	—	(58,980)
EUR	3,070,000	USD	3,586,282	Australia and New Zealand Banking Group	2/13/2019	—	(56,786)
EUR	3,050,000	USD	3,615,369	Bank of America, N.A.	2/13/2019	—	(108,867)
EUR	21,932,105	USD	25,845,678	Citibank N.A.	2/13/2019	—	(630,930)
EUR	21,682,132	USD	25,277,132	Goldman Sachs Bank USA	2/13/2019	—	(349,772)
EUR	4,598,334	USD	5,382,726	JPMorgan Chase Bank N.A.	2/13/2019	—	(96,147)
EUR	9,861,499	USD	11,510,360	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(172,860)
EUR	6,123,333	USD	7,196,919	Standard Chartered Bank	2/13/2019	—	(157,088)
EUR	33,000	USD	37,911	State Street Bank and Trust Company	2/13/2019	28	—
EUR	9,570,000	USD	11,433,824	U.S. Bank	2/13/2019	—	(431,454)
EUR	3,061,667	USD	3,597,948	UBS AG	2/13/2019	—	(78,033)
GBP	6,125,000	CAD	10,453,497	JPMorgan Chase Bank N.A.	2/13/2019	157,627	—
GBP	3,205,000	CAD	5,445,295	Morgan Stanley Capital Services, Inc.	2/13/2019	100,561	—
GBP	3,060,000	CAD	5,190,112	Standard Chartered Bank	2/13/2019	102,485	—
GBP	1,510,000	USD	2,004,570	Australia and New Zealand Banking Group	2/13/2019	—	(76,040)
GBP	12,250,000	USD	16,048,555	Citibank N.A.	2/13/2019	—	(403,197)
GBP	7,650,000	USD	10,134,113	HSBC Bank USA	2/13/2019	—	(363,746)
GBP	1,540,000	USD	1,974,317	JPMorgan Chase Bank N.A.	2/13/2019	—	(7,472)
GBP	1,540,000	USD	1,977,206	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(10,361)
GBP	6,130,000	USD	8,115,263	Standard Chartered Bank	2/13/2019	—	(286,198)
GBP	13,825,000	USD	18,132,389	State Street Bank and Trust Company	2/13/2019	—	(475,484)
GBP	2,434,013	USD	3,221,320	Toronto Dominion Bank	2/13/2019	—	(112,665)
JPY	356,811,900	USD	3,180,000	Citibank N.A.	2/13/2019	84,989	—
JPY	1,721,287,525	USD	15,490,000	Goldman Sachs Bank USA	2/13/2019	260,554	—
JPY	344,596,362	USD	3,055,000	HSBC Bank USA	2/13/2019	98,211	—
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
JPY	344,970,250	USD	3,050,000	Standard Chartered Bank	2/13/2019	$106,633	—
JPY	687,481,227	USD	6,125,000	State Street Bank and Trust Company	2/13/2019	165,762	—
MXN	60,549,153	USD	3,038,843	Citibank N.A.	2/13/2019	22,921	—
MXN	120,983,448	USD	6,076,816	Goldman Sachs Bank USA	2/13/2019	40,903	—
MXN	55,338,229	USD	2,790,519	HSBC Bank USA	2/13/2019	7,745	—
MXN	35,337,972	USD	1,805,026	JPMorgan Chase Bank N.A.	2/13/2019	—	($18,105)
MXN	20,003,165	USD	986,820	Morgan Stanley Capital Services, Inc.	2/13/2019	24,672	—
MXN	153,622,432	USD	7,796,645	State Street Bank and Trust Company	2/13/2019	—	(28,484)
NOK	74,194,108	EUR	7,660,000	Citibank N.A.	2/13/2019	—	(209,567)
NOK	28,893,282	EUR	3,040,000	Goldman Sachs Bank USA	2/13/2019	—	(147,119)
NOK	14,865,090	EUR	1,525,000	UBS AG	2/13/2019	—	(30,823)
NOK	9,205,000	SEK	9,998,057	Citibank N.A.	2/13/2019	—	(65,214)
NOK	12,870,000	SEK	13,549,587	JPMorgan Chase Bank N.A.	2/13/2019	—	(42,591)
NOK	32,005,000	SEK	33,793,091	UBS AG	2/13/2019	—	(117,018)
NZD	3,000,000	EUR	1,771,830	Citibank N.A.	2/13/2019	—	(21,957)
NZD	16,246,232	USD	10,888,426	Australia and New Zealand Banking Group	2/13/2019	23,992	—
NZD	9,687,529	USD	6,566,452	Citibank N.A.	2/13/2019	—	(59,443)
NZD	7,801,967	USD	5,346,068	JPMorgan Chase Bank N.A.	2/13/2019	—	(105,570)
NZD	3,155,613	USD	2,190,872	Toronto Dominion Bank	2/13/2019	—	(71,282)
NZD	3,138,305	USD	2,086,785	UBS AG	2/13/2019	21,181	—
SEK	150,991,766	EUR	14,334,835	Citibank N.A.	2/13/2019	612,269	—
SEK	9,999,392	NOK	9,205,000	U.S. Bank	2/13/2019	65,366	—
SGD	2,322,785	USD	1,693,550	Citibank N.A.	2/13/2019	12,197	—
SGD	120,000	USD	87,458	JPMorgan Chase Bank N.A.	2/13/2019	665	—
SGD	819,394	USD	598,579	Royal Bank of Canada	2/13/2019	3,147	—
USD	15,624,438	AUD	21,688,457	Australia and New Zealand Banking Group	2/13/2019	336,109	—
USD	10,452,045	AUD	14,256,265	Goldman Sachs Bank USA	2/13/2019	402,715	—
USD	3,604,568	AUD	5,004,190	Morgan Stanley Capital Services, Inc.	2/13/2019	77,083	—
USD	7,918,612	BRL	31,954,368	Citibank N.A.	2/13/2019	—	(304,417)
USD	1,186,320	BRL	4,420,228	Goldman Sachs Bank USA	2/13/2019	48,833	—
USD	4,850,861	BRL	19,887,704	State Street Bank and Trust Company	2/13/2019	—	(266,974)
USD	6,270,000	CAD	8,078,268	Canadian Imperial Bank of Commerce	2/13/2019	346,590	—
USD	18,190,500	CAD	23,798,049	Citibank N.A.	2/13/2019	740,523	—
USD	8,295,250	CAD	10,817,233	HSBC Bank USA	2/13/2019	363,487	—
USD	29,882,700	CAD	38,748,288	JPMorgan Chase Bank N.A.	2/13/2019	1,470,422	—
USD	10,780,000	CAD	14,184,147	Morgan Stanley Capital Services, Inc.	2/13/2019	379,440	—
USD	46,106,250	CAD	60,026,641	Royal Bank of Canada	2/13/2019	2,091,569	—
USD	26,601,250	CAD	34,758,260	State Street Bank and Trust Company	2/13/2019	1,114,670	—
USD	34,905,000	CAD	45,253,607	Toronto Dominion Bank	2/13/2019	1,722,682	—
USD	1,620,939	CNY	11,234,799	Citibank N.A.	2/13/2019	—	(14,403)
USD	1,577,193	DKK	9,980,000	UBS AG	2/13/2019	40,135	—
USD	7,092,806	EUR	6,124,583	Australia and New Zealand Banking Group	2/13/2019	51,539	—
USD	16,795,914	EUR	14,327,324	Citibank N.A.	2/13/2019	324,178	—
USD	7,292,797	EUR	6,135,000	Goldman Sachs Bank USA	2/13/2019	239,554	—
USD	15,507,423	EUR	13,189,026	HSBC Bank USA	2/13/2019	344,356	—
USD	7,578,818	EUR	6,526,499	JPMorgan Chase Bank N.A.	2/13/2019	75,478	—
USD	28,684,451	EUR	24,444,215	Standard Chartered Bank	2/13/2019	581,598	—
USD	25,899,559	EUR	22,282,303	State Street Bank and Trust Company	2/13/2019	282,199	—
USD	3,825,677	EUR	3,245,000	U.S. Bank	2/13/2019	94,988	—
USD	13,197,111	GBP	10,015,000	Citibank N.A.	2/13/2019	406,232	—
USD	8,104,955	GBP	6,146,667	Goldman Sachs Bank USA	2/13/2019	254,604	—
USD	14,057,103	GBP	10,713,333	HSBC Bank USA	2/13/2019	374,332	—
USD	4,043,460	GBP	3,065,000	JPMorgan Chase Bank N.A.	2/13/2019	128,927	—
USD	1,985,435	GBP	1,540,000	Morgan Stanley Capital Services, Inc.	2/13/2019	18,589	—
USD	3,972,679	GBP	3,060,000	Royal Bank of Canada	2/13/2019	64,532	—
USD	2,024,297	GBP	1,535,000	Standard Chartered Bank	2/13/2019	63,837	—
USD	10,211,186	GBP	7,723,623	State Street Bank and Trust Company	2/13/2019	346,790	—
USD	3,954,168	GBP	3,085,000	U.S. Bank	2/13/2019	14,092	—
USD	21,607,500	JPY	2,403,083,034	Citibank N.A.	2/13/2019	—	(381,788)
USD	6,281,021	JPY	702,491,450	Goldman Sachs Bank USA	2/13/2019	—	(147,091)
USD	3,062,500	JPY	342,606,775	JPMorgan Chase Bank N.A.	2/13/2019	—	(72,506)
USD	1,665,000	JPY	186,302,677	State Street Bank and Trust Company	2/13/2019	—	(39,753)
USD	1,517,364	MXN	29,024,265	Citibank N.A.	2/13/2019	49,706	—
USD	4,591,092	MXN	90,840,501	Goldman Sachs Bank USA	2/13/2019	—	(2,402)
USD	10,433,451	MXN	207,598,742	JPMorgan Chase Bank N.A.	2/13/2019	—	(64,107)
USD	8,295,557	MXN	162,610,987	State Street Bank and Trust Company	2/13/2019	72,875	—
The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	22,733,531	NZD	33,999,298	Australia and New Zealand Banking Group	2/13/2019	—	($103,430)
USD	2,208,245	NZD	3,223,398	Bank of Montreal	2/13/2019	$43,124	—
USD	1,103,941	NZD	1,611,699	Canadian Imperial Bank of Commerce	2/13/2019	21,380	—
USD	2,686,596	NZD	3,945,968	Citibank N.A.	2/13/2019	36,132	—
USD	2,074,787	NZD	3,060,000	Goldman Sachs Bank USA	2/13/2019	19,418	—
USD	2,776,562	NZD	4,041,397	HSBC Bank USA	2/13/2019	62,000	—
USD	2,005,555	NZD	2,927,864	JPMorgan Chase Bank N.A.	2/13/2019	38,940	—
USD	3,125,845	NZD	4,607,347	UBS AG	2/13/2019	31,140	—
USD	68,668	SEK	596,518	Citibank N.A.	2/13/2019	1,140	—
USD	2,395,498	SGD	3,285,665	JPMorgan Chase Bank N.A.	2/13/2019	—	(17,343)
						$16,273,287	($15,293,094)

WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
U.S. Dollar versus Canadian Dollar	U.S. Bank N.A.	USD	1.20	Mar 2019	13,405,000	$161,101	$(27)
						$161,101	$(27)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 69.3%
U.S. Treasury Bonds - 10.6%
2.750%, 08/15/2047	$3,000,000	$2,846,319	0.5%
3.000%, 02/15/2047 to 08/15/2048	28,635,000	28,586,485	5.0%
4.250%, 05/15/2039 to 11/15/2040	4,610,000	5,570,540	1.0%
4.375%, 05/15/2041	1,830,000	2,255,805	0.4%
4.625%, 02/15/2040	5,000,000	6,345,678	1.1%
4.750%, 02/15/2041	2,000,000	2,588,332	0.5%
7.875%, 02/15/2021	3,400,000	3,773,543	0.7%
8.750%, 08/15/2020	5,750,000	6,307,934	1.1%
OTHER SECURITIES		1,598,383	0.3%
		59,873,019
U.S. Treasury Notes - 28.1%
1.250%, 04/30/2019 to 01/31/2020	2,000,000	1,981,426	0.4%
1.375%, 10/31/2020	30,500,000	29,875,533	5.3%
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.625%, 06/30/2019 to 07/31/2020	$29,300,000	$28,985,496	5.2%
1.750%, 09/30/2019	7,000,000	6,954,609	1.2%
2.000%, 11/15/2021 to 02/15/2022	29,400,000	29,012,693	5.1%
2.250%, 02/15/2021 to 11/15/2027	24,595,000	23,887,006	4.2%
2.625%, 02/28/2023	3,000,000	3,015,327	0.5%
2.750%, 02/15/2019 to 04/30/2023	10,500,000	10,538,968	1.8%
2.875%, 11/30/2023 to 05/15/2028	9,300,000	9,452,760	1.6%
3.000%, 10/31/2025	2,000,000	2,052,665	0.4%
3.125%, 05/15/2021	13,100,000	13,292,238	2.4%
		159,048,721

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank - 0.4%
5.500%, 07/15/2036	$1,690,000	$2,175,253	0.4%
		2,175,253
Federal Home Loan Mortgage Corp. - 7.6%
2.500%, 04/01/2031	2,024,889	1,981,083	0.4%
2.500%, TBA (A)	3,000,000	2,929,121	0.5%
2.750%, 06/19/2023	2,000,000	2,012,494	0.4%
3.000%, 07/01/2032 to 08/01/2046	6,424,846	6,312,714	1.2%
3.000%, TBA (A)	5,000,000	4,876,983	0.9%
3.500%, 12/01/2025 to 03/01/2045	4,266,726	4,291,041	0.8%
3.500%, TBA (A)	4,300,000	4,297,348	0.8%
4.000%, 02/01/2024 to 09/01/2047	5,095,181	5,213,253	1.0%
4.500%, 05/01/2024 to 11/01/2041	2,148,089	2,241,973	0.4%
5.000%, TBA (A)	2,300,000	2,406,443	0.4%
OTHER SECURITIES		6,207,986	0.8%
		42,770,439
Federal National Mortgage Association - 14.7%
2.125%, 04/24/2026	2,000,000	1,906,004	0.4%
2.500%, TBA (A)	4,000,000	3,909,245	0.7%
3.000%, 01/01/2027 to 07/01/2046	14,210,556	13,999,860	2.6%
3.000%, TBA (A)	11,400,000	11,123,085	2.0%
3.500%, 12/01/2025 to 07/01/2046	18,932,637	19,055,167	3.5%
3.500%, TBA (A)	3,000,000	2,998,853	0.5%
4.000%, 08/01/2020 to 05/01/2048	17,456,437	17,867,516	3.3%
4.500%, 12/01/2020 to 06/01/2041	3,205,743	3,350,273	0.6%
7.250%, 05/15/2030	1,450,000	2,016,151	0.4%
OTHER SECURITIES		6,781,230	0.7%
		83,007,384
Financing Corp. - 0.1%		703,148	0.1%
Government National Mortgage Association - 7.7%
3.000%, 08/15/2043 to 06/20/2047	7,312,475	7,216,292	1.3%
3.000%, TBA (A)	5,000,000	4,929,091	0.9%
3.500%, 04/15/2042 to 02/20/2047	15,103,097	15,261,409	2.8%
3.500%, TBA (A)	2,800,000	2,818,744	0.5%
4.000%, 11/15/2026 to 01/20/2048	8,789,626	9,035,146	1.6%
OTHER SECURITIES		4,133,945	0.6%
		43,394,627
Tennessee Valley Authority - 0.1%		718,383	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $396,339,119)		$391,690,974
FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Brazil - 0.3%		1,587,820	0.3%
Canada - 0.2%		1,256,406	0.2%
Chile - 0.1%		515,518	0.1%
Colombia - 0.1%		558,250	0.1%
Israel - 0.2%		1,042,072	0.2%
Italy - 0.0%		326,337	0.0%
Mexico - 0.2%		984,405	0.2%
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Panama - 0.1%		$451,400	0.1%
Peru - 0.1%		437,005	0.1%
Philippines - 0.2%		1,009,494	0.2%
Poland - 0.0%		112,157	0.0%
South Africa - 0.1%		750,025	0.1%
Turkey - 0.1%		740,464	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,037,595)		$9,771,353
CORPORATE BONDS - 25.1%
Communication services - 2.2%		12,388,291	2.2%
Consumer discretionary - 1.5%		8,329,168	1.5%
Consumer staples - 1.3%		7,426,526	1.3%
Energy - 2.7%		15,199,920	2.7%
Financials - 7.9%
Capital One Financial Corp. 3.200%, 02/05/2025	$2,000,000	1,867,884	0.3%
European Investment Bank 1.750%, 06/17/2019	1,750,000	1,743,655	0.3%
OTHER SECURITIES		40,984,863	7.3%
		44,596,402
Health care - 2.3%		12,898,876	2.3%
Industrials - 1.6%		9,141,001	1.6%
Information technology - 2.5%		13,999,328	2.5%
Materials - 0.9%		4,983,717	0.9%
Real estate - 0.6%		3,533,565	0.6%
Utilities - 1.6%		9,099,053	1.6%
TOTAL CORPORATE BONDS (Cost $138,109,440)		$141,595,847
MUNICIPAL BONDS - 0.8%		4,444,030	0.8%
TOTAL MUNICIPAL BONDS (Cost $3,855,459)		$4,444,030
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
Commercial and residential - 2.1%
BANK 3.254%, 07/15/2060	2,000,000	1,942,669	0.4%
GS Mortgage Securities Trust 3.178%, 11/10/2049	3,000,000	2,915,005	0.5%
GS Mortgage Securities Trust 3.409%, 03/10/2050	3,000,000	2,947,191	0.5%
OTHER SECURITIES		3,879,829	0.7%
		11,684,694
Federal Home Loan Mortgage Corp. - 0.7%		4,135,419	0.7%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,620,377)		$15,820,113
SECURITIES LENDING COLLATERAL - 0.5%
John Hancock Collateral Trust, 2.4078% (B)(C)	293,633	2,937,267	0.5%
TOTAL SECURITIES LENDING COLLATERAL (Cost $2,937,326)		$2,937,267

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 8.2%
Money market funds - 8.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (B)	46,466,145	$46,466,145	8.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $46,466,145)		$46,466,145
Total Investments (Total Bond Market Trust) (Cost $614,365,461) - 108.4%		$612,725,729	108.4%
Other assets and liabilities, net - (8.4)%		(47,680,315)	(8.4%)
TOTAL NET ASSETS - 100.0%		$565,045,414	100.0%
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.1%
U.S. Treasury Notes - 14.3%
1.125%, 02/28/2019	$9,000,000	$8,981,869	3.8%
1.500%, 01/31/2019 to 10/31/2019	25,000,000	24,853,255	10.5%
		33,835,124
Federal Home Loan Mortgage Corp. - 1.1%		2,639,574	1.1%
Federal National Mortgage Association - 1.5%		3,481,931	1.5%
Government National Mortgage Association - 0.2%		477,190	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $40,521,337)		$40,433,819
CORPORATE BONDS - 58.5%
Communication services - 2.2%
Charter Communications Operating LLC 3.579%, 07/23/2020	2,000,000	1,997,517	0.9%
NBCUniversal Media LLC 5.150%, 04/30/2020	3,000,000	3,079,432	1.3%
		5,076,949
Consumer discretionary - 6.7%
BMW US Capital LLC 3.100%, 04/12/2021 (A)	3,000,000	2,970,844	1.3%
Ford Motor Credit Company LLC 2.021%, 05/03/2019	3,000,000	2,987,884	1.3%
General Motors Financial Company, Inc. 3.500%, 07/10/2019	2,000,000	1,999,688	0.8%
Nissan Motor Acceptance Corp. 2.550%, 03/08/2021 (A)	3,000,000	2,915,404	1.2%
Toyota Motor Credit Corp. 1.700%, 02/19/2019	3,000,000	2,994,266	1.3%
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$1,953,452	0.8%
		15,821,538
Consumer staples - 2.1%
Altria Group, Inc. 2.625%, 01/14/2020	$3,000,000	2,972,229	1.3%
OTHER SECURITIES		1,982,348	0.8%
		4,954,577
Energy - 2.2%
Schlumberger Holdings Corp. 3.000%, 12/21/2020 (A)	3,000,000	2,973,384	1.3%
OTHER SECURITIES		2,248,103	0.9%
		5,221,487
Financials - 27.2%
Ameriprise Financial, Inc. 5.300%, 03/15/2020	3,000,000	3,075,906	1.3%
Bank of America Corp. 5.625%, 07/01/2020	2,000,000	2,067,239	0.9%
BNP Paribas SA 2.450%, 03/17/2019	2,000,000	1,997,685	0.8%
Citizens Bank NA 2.250%, 03/02/2020	3,000,000	2,967,515	1.3%
Cooperatieve Rabobank UA 3.125%, 04/26/2021	3,000,000	2,988,912	1.3%
HSBC USA, Inc. 2.250%, 06/23/2019	2,500,000	2,490,020	1.1%
Lincoln National Corp. 6.250%, 02/15/2020	2,010,000	2,074,376	0.9%
Mitsubishi UFJ Financial Group, Inc. (3 month LIBOR + 1.880%) 4.618%, 03/01/2021 (B)(C)	2,246,000	2,300,611	1.0%
Morgan Stanley 5.625%, 09/23/2019	2,057,000	2,087,475	0.9%
National Australia Bank, Ltd. 2.000%, 01/14/2019	2,000,000	1,999,422	0.8%
PNC Bank NA 2.200%, 01/28/2019	2,500,000	2,498,730	1.1%
Santander UK PLC 2.500%, 03/14/2019	2,000,000	1,997,776	0.8%
Sumitomo Mitsui Banking Corp. 2.450%, 01/10/2019	2,000,000	1,999,722	0.9%
The Goldman Sachs Group, Inc. 5.750%, 01/24/2022	2,000,000	2,093,981	0.9%
UBS AG 2.375%, 08/14/2019	3,000,000	2,987,883	1.3%
Wells Fargo & Company 2.500%, 03/04/2021	3,000,000	2,951,732	1.3%
OTHER SECURITIES		25,704,754	10.6%
		64,283,739
Health care - 5.8%
Amgen, Inc. 1.900%, 05/10/2019	3,000,000	2,987,470	1.3%
Anthem, Inc. 2.500%, 11/21/2020	3,000,000	2,958,206	1.2%
CVS Health Corp. (3 month LIBOR + 0.720%) 3.487%, 03/09/2021 (B)	3,000,000	2,975,815	1.3%
McKesson Corp. 2.284%, 03/15/2019	2,769,000	2,763,270	1.2%
OTHER SECURITIES		2,014,154	0.8%
		13,698,915

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrials - 3.6%
AerCap Ireland Capital DAC 4.250%, 07/01/2020	$2,000,000	$2,004,445	0.8%
General Electric Company 4.625%, 01/07/2021	2,000,000	2,005,101	0.9%
Penske Truck Leasing Company LP 2.500%, 06/15/2019 (A)	2,615,000	2,602,625	1.1%
OTHER SECURITIES		1,980,256	0.8%
		8,592,427
Information technology - 4.4%
Apple, Inc. 1.700%, 02/22/2019	3,000,000	2,994,494	1.3%
IBM Corp. 1.800%, 05/17/2019	3,000,000	2,987,323	1.3%
OTHER SECURITIES		4,293,892	1.8%
		10,275,709
Materials - 2.0%
Georgia-Pacific LLC 5.400%, 11/01/2020 (A)	2,000,000	2,071,956	0.9%
The Sherwin-Williams Company 7.250%, 06/15/2019	2,500,000	2,543,801	1.1%
		4,615,757
Real estate - 1.5%
Simon Property Group LP 4.375%, 03/01/2021	2,000,000	2,042,026	0.9%
OTHER SECURITIES		1,515,856	0.6%
		3,557,882
Utilities - 0.8%		1,983,656	0.8%
TOTAL CORPORATE BONDS (Cost $138,467,150)		$138,082,636
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
Federal National Mortgage Association - 0.5%		1,115,148	0.5%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,119,835)		$1,115,148
ASSET BACKED SECURITIES - 14.1%
BA Credit Card Trust 1.950%, 08/15/2022	3,000,000	2,964,249	1.2%
CarMax Auto Owner Trust 1.880%, 06/15/2021	2,140,000	2,116,927	0.9%
Chase Issuance Trust 1.580%, 08/15/2021	3,000,000	2,975,605	1.3%
Citibank Credit Card Issuance Trust 2.150%, 07/15/2021	3,000,000	2,987,647	1.3%
Discover Card Execution Note Trust 1.670%, 01/18/2022	3,000,000	2,980,604	1.3%
Ford Credit Auto Owner Trust 2.120%, 07/15/2026 (A)	3,000,000	2,969,357	1.3%
Mercedes-Benz Auto Receivables Trust 1.460%, 12/15/2022	3,000,000	2,935,907	1.2%
USAA Auto Owner Trust 1.880%, 09/15/2022	3,355,000	3,302,415	1.4%
OTHER SECURITIES		10,022,197	4.2%
TOTAL ASSET BACKED SECURITIES (Cost $33,310,146)		$33,254,908
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 0.5%
John Hancock Collateral Trust, 2.4078% (D)(E)	132,459	$1,325,013	0.5%
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,324,934)		$1,325,013
SHORT-TERM INVESTMENTS - 15.8%
U.S. Government - 6.3%
U.S. Treasury Bill, 2.355%, 02/07/2019 *	$15,000,000	14,964,675	6.3%
U.S. Government Agency - 8.9%
Federal Agricultural Mortgage Corp. Discount Note, 2.150%, 01/02/2019 *	4,400,000	4,400,000	1.9%
Federal Home Loan Bank Discount Note, 2.150%, 01/02/2019 *	16,496,000	16,496,000	7.0%
		20,896,000
Money market funds - 0.6%		1,413,267	0.6%
TOTAL SHORT-TERM INVESTMENTS (Cost $37,272,709)		$37,273,942
Total Investments (Ultra Short Term Bond Trust) (Cost $252,016,111) - 106.5%		$251,485,466	106.5%
Other assets and liabilities, net - (6.5)%		(15,373,334)	(6.5%)
TOTAL NET ASSETS - 100.0%		$236,112,132	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $31,324,085 or 13.3% of the fund's net assets as of 12-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets, unless otherwise indicated, on 12-31-18:
High Yield Trust
United States	74.7%
Cayman Islands	6.0%
Canada	5.3%
United Kingdom	3.1%
Netherlands	1.9%
France	1.8%
Luxembourg	1.4%
Other countries	5.8%
TOTAL	100.0%
Investment Quality Bond Trust (as a percentage of total investments)
United States	85.6%
Cayman Islands	8.4%
Other countries	6.0%
TOTAL	100.0%
Strategic Income Opportunities Trust
United States	62.3%
Indonesia	4.3%
Supranational	4.2%
Mexico	4.0%
Canada	2.7%
Brazil	2.2%
Ireland	2.2%
Malaysia	1.7%
Netherlands	1.6%
Philippines	1.5%
Other countries	13.3%
TOTAL	100.0%
Ultra Short Term Bond Trust
United States	87.6%
Netherlands	2.7%
Japan	2.7%
United Kingdom	2.4%
Switzerland	1.3%
Other countries	3.3%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.
50

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Active Bond Trust	Core Bond Trust	Global Bond Trust	High Yield Trust
Unaffiliated investments, at value	$755,417,226	$1,126,470,608	$271,202,804	$193,883,013
Affiliated investments, at value	3,995,263	4,826,474	—	5,909,757
Repurchase agreements, at value	328,000	—	6,139,000	—
Total investments, at value	759,740,489	1,131,297,082	277,341,804	199,792,770
Swap contracts, at value	—	—	747,389	—
Receivable for centrally cleared swaps	—	—	2,383,113	—
Unrealized appreciation on forward foreign currency contracts	—	—	3,035,173	4,166
Receivable for futures variation margin	—	—	203,806	15,787
Cash	44,840	—	12,941	—
Foreign currency, at value	—	—	500,400	165,109
Collateral held at broker for futures contracts	—	—	208,000	42,033
Dividends and interest receivable	5,595,400	6,066,431	1,502,107	3,476,332
Receivable for fund shares sold	153,035	—	—	—
Receivable for investments sold	1,975	1,259,054	—	1,430,707
Receivable for delayed delivery securities sold	—	105,435,022	56,082,686	—
Receivable for securities lending income	1,989	2,040	—	6,360
Other assets	21,159	33,753	123,522	41,367
Total assets	765,558,887	1,244,093,382	342,140,941	204,974,631
Liabilities
Payable for open reverse repurchase agreements	—	—	16,441,613	—
Unrealized depreciation on forward foreign currency contracts	—	—	2,142,502	67,879
Written options, at value	—	—	92,038	17,058
Swap contracts, at value	—	—	360,683	—
Securities sold short, at value	—	—	1,481,981	—
Due to custodian	—	—	—	337,245
Payable for collateral on OTC derivatives	—	—	2,050,000	—
Payable for collateral on sale commitments	—	—	670,000	—
Payable for investments purchased	352,244	15,484,400	—	335,710
Payable for delayed delivery securities purchased	73,049,902	157,529,027	112,501,826	—
Payable for fund shares repurchased	9,653,820	1,590,178	3,833,457	1,357,258
Payable upon return of securities loaned	3,998,108	4,841,790	—	5,914,169
Payable to affiliates
Accounting and legal services fees	15,880	23,924	2,243	4,604
Trustees' fees	576	944	465	211
Other liabilities and accrued expenses	113,920	153,641	19,437	44,659
Total liabilities	87,184,450	179,623,904	139,596,245	8,078,793
Net assets	$678,374,437	$1,064,469,478	$202,544,696	$196,895,838
Net assets consist of
Paid-in capital	$693,927,002	$1,103,550,206	$200,961,224	$279,165,963
Accumulated distributable earnings (accumulated loss)	(15,552,565)	(39,080,728)	1,583,472	(82,270,125)
Net assets	$678,374,437	$1,064,469,478	$202,544,696	$196,895,838
Unaffiliated investments, including repurchase agreements, at cost	$762,189,205	$1,129,321,552	$279,811,008	$220,571,737
Affiliated investments, at cost	$3,994,946	$4,826,358	—	$5,909,622
Foreign currency, at cost	—	—	$492,352	$166,729
Proceeds received from investments sold short	—	—	$1,501,566	—
Premiums received on written options	—	—	$104,287	$10,890
Net unamortized upfront payment on OTC swaps	—	—	$932,217	—
Collateral held at broker for centrally cleared swaps	—	—	$2,279,000	—
Securities loaned, at value	$3,895,415	$4,737,792	—	$5,783,455
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$35,304,619	$93,396,212	$31,885,965	$67,418,795
Shares outstanding	3,832,558	7,364,975	2,583,717	13,915,666
Net asset value, offering price and redemption price per share	$9.21	$12.68	$12.34	$4.84
Series II
Net assets	$140,856,614	$81,594,154	$62,347,923	$49,876,837
Shares outstanding	15,259,702	6,440,700	5,125,032	10,059,755
Net asset value, offering price and redemption price per share	$9.23	$12.67	$12.17	$4.96
Series NAV
Net assets	$502,213,204	$889,479,112	$108,310,808	$79,600,206
Shares outstanding	54,486,419	70,462,436	8,808,525	16,690,816
Net asset value, offering price and redemption price per share	$9.22	$12.62	$12.30	$4.77
The accompanying notes are an integral part of the financial statements.
51

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Investment Quality Bond Trust	Money Market Trust	Select Bond Trust	Short Term Government Income Trust
Unaffiliated investments, at value	$343,138,715	$2,018,256,352	$8,210,144,865	$174,102,321
Affiliated investments, at value	108,071	—	76,776,463	14,750,397
Repurchase agreements, at value	8,200,000	—	1,432,000	136,000
Total investments, at value	351,446,786	2,018,256,352	8,288,353,328	188,988,718
Unrealized appreciation on forward foreign currency contracts	20,859	—	—	—
Receivable for futures variation margin	1,461	—	—	—
Cash	—	30,025	798,925	1,020
Foreign currency, at value	7,240	—	—	—
Dividends and interest receivable	1,577,748	2,614,825	56,135,033	893,774
Receivable for fund shares sold	23,659	9,616,930	—	14,664
Receivable for investments sold	1,292,522	—	—	—
Receivable for securities lending income	250	—	23,084	433
Receivable from affiliates	—	18,677	—	—
Other assets	9,333	2,469	253,410	10,154
Total assets	354,379,858	2,030,539,278	8,345,563,780	189,908,763
Liabilities
Payable for sale commitments outstanding, at value	6,004,345	—	—	—
Unrealized depreciation on forward foreign currency contracts	68,959	—	—	—
Swap contracts, at value	1,220,563	—	—	—
Payable for centrally cleared swaps	48,651	—	—	—
Due to custodian	147,278	—	—	—
Payable for investments purchased	6,903,126	23,867,495	—	—
Payable for delayed delivery securities purchased	84,397,921	—	—	—
Payable for fund shares repurchased	9,438,665	6,998,624	53,131,261	41,306
Payable upon return of securities loaned	108,050	—	76,824,218	14,750,250
Payable to affiliates
Accounting and legal services fees	5,819	45,030	188,752	1,579
Trustees' fees	230	1,567	6,836	261
Other liabilities and accrued expenses	56,393	203,506	1,039,192	46,578
Total liabilities	108,400,000	31,116,222	131,190,259	14,839,974
Net assets	$245,979,858	$1,999,423,056	$8,214,373,521	$175,068,789
Net assets consist of
Paid-in capital	$254,286,404	$1,999,390,848	$8,615,996,052	$201,396,411
Accumulated distributable earnings (accumulated loss)	(8,306,546)	32,208	(401,622,531)	(26,327,622)
Net assets	$245,979,858	$1,999,423,056	$8,214,373,521	$175,068,789
Unaffiliated investments, including repurchase agreements, at cost	$355,803,201	$2,018,256,352	$8,321,812,827	$176,039,815
Affiliated investments, at cost	$108,066	—	$76,771,072	$14,750,250
Foreign currency, at cost	$7,230	—	—	—
Proceeds received on sale commitments outstanding	$5,945,757	—	—	—
Net unamortized upfront payment on OTC swaps	$(174,324)	—	—	—
Securities loaned, at value	$105,930	—	$75,247,633	$14,444,284
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$135,185,681	$1,414,913,549	$172,965,872	$34,714,634
Shares outstanding	12,652,999	1,414,940,682	13,316,838	2,923,635
Net asset value, offering price and redemption price per share	$10.68	$1.00	$12.99	$11.87
Series II
Net assets	$71,454,978	$140,497,106	$513,169,309	$25,665,889
Shares outstanding	6,682,744	140,477,595	39,454,315	2,160,063
Net asset value, offering price and redemption price per share	$10.69	$1.00	$13.01	$11.88
Series NAV
Net assets	$39,339,199	$444,012,401	$7,528,238,340	$114,688,266
Shares outstanding	3,694,892	444,011,790	579,867,063	9,661,251
Net asset value, offering price and redemption price per share	$10.65	$1.00	$12.98	$11.87
The accompanying notes are an integral part of the financial statements.
52

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Unaffiliated investments, at value	$477,509,497	$609,788,462	$250,160,453
Affiliated investments, at value	5,565,324	2,937,267	1,325,013
Repurchase agreements, at value	1,554,000	—	—
Total investments, at value	484,628,821	612,725,729	251,485,466
Unrealized appreciation on forward foreign currency contracts	16,273,287	—	—
Receivable for futures variation margin	19,355	—	—
Cash	39,773	—	—
Foreign currency, at value	905,172	—	—
Collateral held at broker for futures contracts	2,408,255	—	—
Collateral segregated at custodian for OTC derivative contracts	2,650,000	—	—
Dividends and interest receivable	5,465,199	4,002,147	1,461,710
Receivable for fund shares sold	7,721	—	—
Receivable for investments sold	1,344,014	—	—
Receivable for delayed delivery securities sold	892,430	—	—
Receivable for securities lending income	4,361	1,863	261
Receivable from affiliates	—	12,190	—
Other assets	18,155	17,000	8,645
Total assets	514,656,543	616,758,929	252,956,082
Liabilities
Unrealized depreciation on forward foreign currency contracts	15,293,094	—	—
Written options, at value	27	—	—
Payable for investments purchased	63,696	—	14,964,675
Payable for delayed delivery securities purchased	4,560,356	39,811,508	—
Payable for fund shares repurchased	2,678,714	8,869,226	507,240
Payable upon return of securities loaned	5,565,505	2,941,940	1,326,150
Payable to affiliates
Accounting and legal services fees	11,112	12,876	5,615
Trustees' fees	479	453	215
Other liabilities and accrued expenses	116,187	77,512	40,055
Total liabilities	28,289,170	51,713,515	16,843,950
Net assets	$486,367,373	$565,045,414	$236,112,132
Net assets consist of
Paid-in capital	$524,955,971	$572,108,397	$255,707,126
Accumulated distributable earnings (accumulated loss)	(38,588,598)	(7,062,983)	(19,594,994)
Net assets	$486,367,373	$565,045,414	$236,112,132
Unaffiliated investments, including repurchase agreements, at cost	$515,383,825	$611,428,135	$250,691,177
Affiliated investments, at cost	$5,565,034	$2,937,326	$1,324,934
Foreign currency, at cost	$890,516	—	—
Premiums received on written options	$161,101	—	—
Securities loaned, at value	$5,421,561	$2,866,446	$1,293,754
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$371,307,463	$255,894,086	$11,656,967
Shares outstanding	29,637,962	26,061,958	1,024,802
Net asset value, offering price and redemption price per share	$12.53	$9.82	$11.37
Series II
Net assets	$35,958,963	$57,241,684	$193,486,034
Shares outstanding	2,862,484	5,821,347	17,010,311
Net asset value, offering price and redemption price per share	$12.56	$9.83	$11.37
Series NAV
Net assets	$79,100,947	$251,909,644	$30,969,131
Shares outstanding	6,333,183	25,666,487	2,721,343
Net asset value, offering price and redemption price per share	$12.49	$9.81	$11.38
The accompanying notes are an integral part of the financial statements.
53

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Active Bond Trust	Core Bond Trust	Global Bond Trust	High Yield Trust
Interest	$27,342,371	$35,446,483	$14,546,814	$14,582,943
Dividends	97,147	—	49,567	262,478
Securities lending	74,779	87,776	—	105,179
Less foreign taxes withheld	(7,550)	—	(93)	(44)
Total investment income	27,506,747	35,534,259	14,596,288	14,950,556
Expenses
Investment management fees	4,252,689	6,722,433	3,484,180	1,534,628
Distribution and service fees	410,967	272,179	197,852	182,086
Accounting and legal services fees	106,674	173,683	72,510	33,426
Trustees' fees	11,213	18,589	8,569	3,534
Custodian fees	126,522	162,193	150,712	38,071
Interest expense	—	—	11,645	—
Printing and postage	34,008	82,303	49,689	20,855
Professional fees	72,022	84,923	110,896	78,134
Other	34,119	45,641	30,745	19,940
Total expenses	5,048,214	7,561,944	4,116,798	1,910,674
Less expense reductions	(58,670)	(96,279)	(84,134)	(18,465)
Net expenses	4,989,544	7,465,665	4,032,664	1,892,209
Net investment income	22,517,203	28,068,594	10,563,624	13,058,347
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(4,113,961)	(35,988,271)	(13,023,083)	(1,018,084)
Affiliated investments	(675)	(6,090)	—	(1,576)
Futures contracts	6,156	—	(4,758,671)	(219,137)
Forward foreign currency contracts	—	—	(3,972,059)	(66,117)
Written options	—	—	1,005,427	6,675
Swap contracts	—	—	16,341,784	(33,524)
	(4,108,480)	(35,994,361)	(4,406,602)	(1,331,763)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(23,341,946)	(1,327,651)	(10,031,320)	(18,083,066)
Affiliated investments	799	195	—	561
Futures contracts	—	—	142,986	119,106
Forward foreign currency contracts	—	—	227,730	(61,532)
Written options	—	—	(161,675)	(6,168)
Swap contracts	—	—	(7,005,185)	149
	(23,341,147)	(1,327,456)	(16,827,464)	(18,030,950)
Net realized and unrealized gain (loss)	(27,449,627)	(37,321,817)	(21,234,066)	(19,362,713)
Decrease in net assets from operations	$(4,932,424)	$(9,253,223)	$(10,670,442)	$(6,304,366)
The accompanying notes are an integral part of the financial statements.
54

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Investment Quality Bond Trust	Money Market Trust	Select Bond Trust	Short Term Government Income Trust
Interest	$8,870,140	$34,910,814	$285,688,427	$5,239,190
Securities lending	4,027	—	693,093	1,224
Less foreign taxes withheld	(6,243)	—	—	—
Total investment income	8,867,924	34,910,814	286,381,520	5,240,414
Expenses
Investment management fees	1,572,302	7,079,603	49,960,194	1,529,322
Distribution and service fees	267,700	1,054,891	1,281,897	80,205
Accounting and legal services fees	39,491	283,290	1,327,358	38,862
Trustees' fees	4,148	29,337	140,947	4,493
Custodian fees	50,841	260,272	1,199,676	46,384
Printing and postage	21,026	81,343	202,569	20,128
Professional fees	85,519	65,928	206,598	74,637
Other	15,337	31,912	213,704	14,594
Total expenses	2,056,364	8,886,576	54,532,943	1,808,625
Less expense reductions	(21,692)	(2,584,034)	(2,504,892)	(22,874)
Net expenses	2,034,672	6,302,542	52,028,051	1,785,751
Net investment income	6,833,252	28,608,272	234,353,469	3,454,663
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(2,689,086)	(3,357)	(98,159,640)	(3,737,279)
Affiliated investments	(229)	—	(24,116)	436
Futures contracts	(1,358,881)	—	—	—
Forward foreign currency contracts	172,502	—	—	—
Written options	(43,693)	—	—	—
Swap contracts	(86,139)	—	—	—
	(4,005,526)	(3,357)	(98,183,756)	(3,736,843)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(5,453,300)	—	(185,329,376)	1,381,028
Affiliated investments	13	—	5,534	147
Futures contracts	252,216	—	—	—
Forward foreign currency contracts	(17,247)	—	—	—
Swap contracts	96,923	—	—	—
	(5,121,395)	—	(185,323,842)	1,381,175
Net realized and unrealized gain (loss)	(9,126,921)	(3,357)	(283,507,598)	(2,355,668)
Increase (decrease) in net assets from operations	$(2,293,669)	$28,604,915	$(49,154,129)	$1,098,995
The accompanying notes are an integral part of the financial statements.
55

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Interest	$22,782,231	$16,163,710	$4,525,920
Dividends	2,077,099	—	—
Securities lending	31,095	46,985	8,823
Less foreign taxes withheld	(255,243)	(2,406)	—
Total investment income	24,635,182	16,208,289	4,534,743
Expenses
Investment management fees	3,523,566	2,653,215	1,214,656
Distribution and service fees	319,526	265,674	456,126
Accounting and legal services fees	84,342	84,986	33,664
Trustees' fees	9,093	8,831	3,470
Custodian fees	138,462	77,593	35,153
Printing and postage	27,870	35,827	19,819
Professional fees	95,945	61,216	59,492
Other	30,239	31,753	14,255
Total expenses	4,229,043	3,219,095	1,836,635
Less expense reductions	(46,824)	(1,532,099)	(61,992)
Net expenses	4,182,219	1,686,996	1,774,643
Net investment income	20,452,963	14,521,293	2,760,100
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	235,246	(854,006)	(19,495)
Affiliated investments	(471)	583	(1,579)
Futures contracts	2,801,528	—	—
Forward foreign currency contracts	(4,590,547)	—	—
Written options	53,659	—	—
	(1,500,585)	(853,423)	(21,074)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(49,367,428)	(15,057,655)	45,875
Affiliated investments	290	99	79
Futures contracts	(1,018,260)	—	—
Forward foreign currency contracts	2,947,797	—	—
Written options	161,074	—	—
	(47,276,527)	(15,057,556)	45,954
Net realized and unrealized gain (loss)	(48,777,112)	(15,910,979)	24,880
Increase (decrease) in net assets from operations	$(28,324,149)	$(1,389,686)	$2,784,980
The accompanying notes are an integral part of the financial statements.
56

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Active Bond Trust		Core Bond Trust		Global Bond Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$22,517,203	$22,317,811	$28,068,594	$23,005,074	$10,563,624	$11,005,325
Net realized gain (loss)	(4,108,480)	5,678,542	(35,994,361)	4,919,232	(4,406,602)	14,411,584
Change in net unrealized appreciation (depreciation)	(23,341,147)	7,294,292	(1,327,456)	14,163,385	(16,827,464)	23,474,092
Increase (decrease) in net assets resulting from operations	(4,932,424)	35,290,645	(9,253,223)	42,087,691	(10,670,442)	48,891,001
Distributions to shareholders
From net investment income and net realized gain
Series I	(1,155,610)	—	(2,349,653)	—	(909,206)	—
Series II	(4,551,857)	—	(1,932,312)	—	(1,903,554)	—
Series NAV	(16,554,218)	—	(23,761,383)	—	(12,667,424)	—
From net investment income
Series I	—	(1,387,594)	—	(2,311,136)	—	(857,452)
Series II	—	(5,348,518)	—	(1,959,563)	—	(1,532,139)
Series NAV	—	(18,608,778)	—	(22,431,508)	—	(10,920,850)
From net realized gain
Series I	—	—	—	(1,420,047)	—	—
Series II	—	—	—	(1,317,913)	—	—
Series NAV	—	—	—	(13,189,466)	—	—
Total distributions	(22,261,685)	(25,344,890)	(28,043,348)	(42,629,633)	(15,480,184)	(13,310,441)
From portfolio share transactions
Portfolio share transactions	(34,697,507)	(13,936,922)	(143,824,351)	24,517,421	(360,336,261)	(14,253,802)
Total from portfolio share transactions	(34,697,507)	(13,936,922)	(143,824,351)	24,517,421	(360,336,261)	(14,253,802)
Total increase (decrease)	(61,891,616)	(3,991,167)	(181,120,922)	23,975,479	(386,486,887)	21,326,758
Net assets
Beginning of year	740,266,053	744,257,220	1,245,590,400	1,221,614,921	589,031,583	567,704,825
End of year	$678,374,437	$740,266,053	$1,064,469,478	$1,245,590,400	$202,544,696	$589,031,583
Undistributed net investment income (loss)	(a)	$5,240,946	(a)	$7,192,238	(a)	$13,312,256
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
57

John Hancock Variable Insurance Trust
Statements of changes in net assets

	High Yield Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$13,058,347	$13,898,214	$6,833,252	$6,056,216	$28,608,272	$12,107,235
Net realized gain (loss)	(1,331,763)	15,412	(4,005,526)	3,056,954	(3,357)	(8,343)
Change in net unrealized appreciation (depreciation)	(18,030,950)	3,851,165	(5,121,395)	3,176,462	—	—
Increase (decrease) in net assets resulting from operations	(6,304,366)	17,764,791	(2,293,669)	12,289,632	28,604,915	12,098,892
Distributions to shareholders
From net investment income and net realized gain
Series I	(4,546,817)	—	(4,962,256)	—	(20,527,065)	—
Series II	(3,114,361)	—	(2,478,291)	—	(2,020,686)	—
Series NAV	(5,357,388)	—	(1,369,279)	—	(6,055,323)	—
From net investment income
Series I	—	(4,493,362)	—	(4,065,882)	—	(8,880,444)
Series II	—	(3,173,281)	—	(2,050,901)	—	(721,373)
Series NAV	—	(5,520,410)	—	(854,212)	—	(2,505,425)
From net realized gain
Series I	—	—	—	(666,243)	—	(16,901)
Series II	—	—	—	(379,630)	—	(2,085)
Series NAV	—	—	—	(130,333)	—	(4,250)
Total distributions	(13,018,566)	(13,187,053)	(8,809,826)	(8,147,201)	(28,603,074)	(12,130,478)
From portfolio share transactions
Portfolio share transactions	(15,046,970)	(22,502,676)	(17,433,368)	(26,082,432)	57,025,625	(380,261,225)
Total from portfolio share transactions	(15,046,970)	(22,502,676)	(17,433,368)	(26,082,432)	57,025,625	(380,261,225)
Total increase (decrease)	(34,369,902)	(17,924,938)	(28,536,863)	(21,940,001)	57,027,466	(380,292,811)
Net assets
Beginning of year	231,265,740	249,190,678	274,516,721	296,456,722	1,942,395,590	2,322,688,401
End of year	$196,895,838	$231,265,740	$245,979,858	$274,516,721	$1,999,423,056	$1,942,395,590
Undistributed net investment income (loss)	(a)	$4,075,851	(a)	$1,831,092	(a)	$38,710
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
58

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Select Bond Trust		Short Term Government Income Trust		Strategic Income Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$234,353,469	$214,131,927	$3,454,663	$2,817,290	$20,452,963	$20,513,680
Net realized gain (loss)	(98,183,756)	44,119,904	(3,736,843)	(404,972)	(1,500,585)	(3,182,724)
Change in net unrealized appreciation (depreciation)	(185,323,842)	76,396,716	1,381,175	(620,205)	(47,276,527)	15,759,692
Increase (decrease) in net assets resulting from operations	(49,154,129)	334,648,547	1,098,995	1,792,113	(28,324,149)	33,090,648
Distributions to shareholders
From net investment income and net realized gain
Series I	(5,235,078)	—	(726,264)	—	(15,679,904)	—
Series II	(12,274,891)	—	(443,919)	—	(1,416,132)	—
Series NAV	(225,742,204)	—	(2,886,809)	—	(3,355,650)	—
From net investment income
Series I	—	(5,492,118)	—	(551,243)	—	(15,162,535)
Series II	—	(12,511,326)	—	(347,618)	—	(1,319,118)
Series NAV	—	(240,873,500)	—	(3,400,238)	—	(3,012,376)
Total distributions	(243,252,173)	(258,876,944)	(4,056,992)	(4,299,099)	(20,451,686)	(19,494,029)
From portfolio share transactions
Portfolio share transactions	(809,838,038)	98,504,400	(124,949,400)	(18,961,754)	(82,634,892)	18,813,203
Total from portfolio share transactions	(809,838,038)	98,504,400	(124,949,400)	(18,961,754)	(82,634,892)	18,813,203
Total increase (decrease)	(1,102,244,340)	174,276,003	(127,907,397)	(21,468,740)	(131,410,727)	32,409,822
Net assets
Beginning of year	9,316,617,861	9,142,341,858	302,976,186	324,444,926	617,778,100	585,368,278
End of year	$8,214,373,521	$9,316,617,861	$175,068,789	$302,976,186	$486,367,373	$617,778,100
Undistributed net investment income (loss)	(a)	$61,457,132	(a)	$1,061,063	(a)	$9,071,184
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
59

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Total Bond Market Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$14,521,293	$13,786,535	$2,760,100	$1,661,229
Net realized gain (loss)	(853,423)	1,217,563	(21,074)	(30,626)
Change in net unrealized appreciation (depreciation)	(15,057,556)	3,336,465	45,954	(446,425)
Increase (decrease) in net assets resulting from operations	(1,389,686)	18,340,563	2,784,980	1,184,178
Distributions to shareholders
From net investment income and net realized gain
Series I	(6,762,678)	—	(204,968)	—
Series II	(1,322,172)	—	(2,764,923)	—
Series NAV	(7,077,351)	—	(539,452)	—
From net investment income
Series I	—	(7,033,373)	—	(182,354)
Series II	—	(1,612,989)	—	(3,010,660)
Series NAV	—	(7,595,586)	—	(354,108)
Total distributions	(15,162,201)	(16,241,948)	(3,509,343)	(3,547,122)
From portfolio share transactions
Portfolio share transactions	10,126,666	(10,829,621)	(7,759,934)	(49,699,437)
Total from portfolio share transactions	10,126,666	(10,829,621)	(7,759,934)	(49,699,437)
Total increase (decrease)	(6,425,221)	(8,731,006)	(8,484,297)	(52,062,381)
Net assets
Beginning of year	571,470,635	580,201,641	244,596,429	296,658,810
End of year	$565,045,414	$571,470,635	$236,112,132	$244,596,429
Undistributed net investment income (loss)	(a)	$3,469,770	(a)	$826,528
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
60

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
Series I
12-31-2018	9.57	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.21	(0.60)	0.70	0.70	3.18	35	63
12-31-2017	9.45	0.29	0.17	0.46	(0.34)	—	(0.34)	9.57	4.84	0.70	0.69	3.01	38	86
12-31-2016	9.40	0.31	0.10	0.41	(0.36)	—	(0.36)	9.45	4.34	0.68 [3]	0.68 [3]	3.18	41	84
12-31-2015	9.88	0.33	(0.31)	0.02	(0.50)	—	(0.50)	9.40	0.17	0.69	0.69	3.31	44	60
12-31-2014	9.60	0.31	0.34	0.65	(0.37)	—	(0.37)	9.88	6.81	0.69	0.68	3.13	49	62
Series II
12-31-2018	9.59	0.28	(0.36)	(0.08)	(0.28)	—	(0.28)	9.23	(0.80)	0.90	0.90	2.98	141	63
12-31-2017	9.47	0.28	0.16	0.44	(0.32)	—	(0.32)	9.59	4.63	0.90	0.89	2.81	167	86
12-31-2016	9.41	0.29	0.11	0.40	(0.34)	—	(0.34)	9.47	4.23	0.88 [3]	0.88 [3]	2.98	167	84
12-31-2015	9.90	0.31	(0.32)	(0.01)	(0.48)	—	(0.48)	9.41	(0.14)	0.89	0.89	3.13	184	60
12-31-2014	9.62	0.29	0.34	0.63	(0.35)	—	(0.35)	9.90	6.59	0.89	0.88	2.94	215	62
Series NAV
12-31-2018	9.58	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.22	(0.55)	0.65	0.65	3.24	502	63
12-31-2017	9.46	0.30	0.16	0.46	(0.34)	—	(0.34)	9.58	4.89	0.65	0.64	3.06	535	86
12-31-2016	9.40	0.31	0.11	0.42	(0.36)	—	(0.36)	9.46	4.50	0.63 [3]	0.63 [3]	3.23	536	84
12-31-2015	9.89	0.33	(0.32)	0.01	(0.50)	—	(0.50)	9.40	0.12	0.64	0.64	3.35	546	60
12-31-2014	9.60	0.32	0.35	0.67	(0.38)	—	(0.38)	9.89	6.97	0.64	0.63	3.17	573	62
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
Core Bond Trust
Series I
12-31-2018	13.08	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.68	(0.59)	0.68	0.67	2.39	93	336
12-31-2017	13.09	0.24	0.20	0.44	(0.28)	(0.17)	(0.45)	13.08	3.40	0.67	0.67	1.83	108	332
12-31-2016	13.01	0.22	0.14	0.36	(0.27)	(0.01)	(0.28)	13.09	2.74	0.67	0.66	1.63	121	486
12-31-2015	13.22	0.21	(0.17)	0.04	(0.22)	(0.03)	(0.25)	13.01	0.31	0.68	0.67	1.57	141	425 [3]
12-31-2014	12.85	0.21	0.55	0.76	(0.39)	—	(0.39)	13.22	5.93	0.67	0.67	1.59	1	356
Series II
12-31-2018	13.07	0.28	(0.39)	(0.11)	(0.29)	—	(0.29)	12.67	(0.79)	0.88	0.87	2.18	82	336
12-31-2017	13.08	0.22	0.20	0.42	(0.26)	(0.17)	(0.43)	13.07	3.21	0.87	0.87	1.63	101	332
12-31-2016	13.00	0.19	0.14	0.33	(0.24)	(0.01)	(0.25)	13.08	2.54	0.87	0.86	1.43	114	486
12-31-2015	13.21	0.18	(0.16)	0.02	(0.20)	(0.03)	(0.23)	13.00	0.11	0.88	0.87	1.36	128	425 [3]
12-31-2014	12.84	0.18	0.55	0.73	(0.36)	—	(0.36)	13.21	5.73	0.87	0.87	1.40	8	356
Series NAV
12-31-2018	13.02	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.62	(0.54)	0.63	0.62	2.44	889	336
12-31-2017	13.03	0.25	0.20	0.45	(0.29)	(0.17)	(0.46)	13.02	3.47	0.62	0.62	1.88	1,037	332
12-31-2016	12.96	0.22	0.14	0.36	(0.28)	(0.01)	(0.29)	13.03	2.72	0.62	0.61	1.68	987	486
12-31-2015	13.17	0.21	(0.16)	0.05	(0.23)	(0.03)	(0.26)	12.96	0.36	0.63	0.62	1.60	1,049	425 [3]
12-31-2014	12.80	0.22	0.55	0.77	(0.40)	—	(0.40)	13.17	6.01	0.62	0.62	1.65	1,018	356
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.
61

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
Series I
12-31-2018	12.93	0.29	(0.53)	(0.24)	(0.35)	—	(0.35)	12.34	(1.90)	0.84	0.82	2.31	32	35
12-31-2017	12.16	0.24	0.82	1.06	(0.29)	—	(0.29)	12.93	8.75	0.83	0.82	1.87	37	47
12-31-2016	11.80	0.28	0.08	0.36	—	—	—	12.16	3.05	0.81 [3]	0.80 [3]	2.18	40	57
12-31-2015	12.54	0.24	(0.66)	(0.42)	(0.32)	—	(0.32)	11.80	(3.50)	0.83	0.82	1.95	42	81
12-31-2014	12.39	0.31	(0.04)	0.27	(0.12)	—	(0.12)	12.54	2.28	0.83	0.83	2.43	52	69
Series II
12-31-2018	12.77	0.26	(0.52)	(0.26)	(0.34)	—	(0.34)	12.17	(2.03)	1.04	1.02	2.10	62	35
12-31-2017	12.00	0.21	0.81	1.02	(0.25)	—	(0.25)	12.77	8.48	1.03	1.02	1.67	80	47
12-31-2016	11.66	0.25	0.09	0.34	—	—	—	12.00	2.92	1.01 [3]	1.00 [3]	1.98	81	57
12-31-2015	12.42	0.21	(0.66)	(0.45)	(0.31)	—	(0.31)	11.66	(3.73)	1.03	1.02	1.75	88	81
12-31-2014	12.27	0.28	(0.03)	0.25	(0.10)	—	(0.10)	12.42	2.13	1.03	1.03	2.23	113	69
Series NAV
12-31-2018	12.88	0.27	(0.50)	(0.23)	(0.35)	—	(0.35)	12.30	(1.74)	0.79	0.77	2.11	108	35
12-31-2017	12.12	0.24	0.82	1.06	(0.30)	—	(0.30)	12.88	8.71	0.78	0.77	1.92	472	47
12-31-2016	11.75	0.28	0.09	0.37	—	—	—	12.12	3.15	0.76 [3]	0.75 [3]	2.22	446	57
12-31-2015	12.49	0.24	(0.66)	(0.42)	(0.32)	—	(0.32)	11.75	(3.50)	0.78	0.77	2.00	495	81
12-31-2014	12.33	0.32	(0.03)	0.29	(0.13)	—	(0.13)	12.49	2.42	0.78	0.78	2.48	557	69
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
High Yield Trust
Series I
12-31-2018	5.32	0.31	(0.47)	(0.16)	(0.32)	—	(0.32)	4.84	(3.01)	0.83	0.82	5.89	67	54
12-31-2017	5.23	0.30	0.09	0.39	(0.30)	—	(0.30)	5.32	7.50	0.85	0.84	5.62	81	61
12-31-2016	4.81	0.34	0.45	0.79	(0.37)	—	(0.37)	5.23	16.26	0.75 [3]	0.74 [3]	6.74	88	61
12-31-2015	5.70	0.37	(0.84)	(0.47)	(0.42)	—	(0.42)	4.81	(8.32)	0.80	0.79	6.51	83	74
12-31-2014	6.09	0.39	(0.36)	0.03	(0.42)	—	(0.42)	5.70	0.28	0.78	0.77	6.33	105	72
Series II
12-31-2018	5.43	0.31	(0.47)	(0.16)	(0.31)	—	(0.31)	4.96	(3.15)	1.03	1.02	5.69	50	54
12-31-2017	5.34	0.30	0.08	0.38	(0.29)	—	(0.29)	5.43	7.13	1.05	1.04	5.42	62	61
12-31-2016	4.91	0.34	0.45	0.79	(0.36)	—	(0.36)	5.34	16.16	0.95 [3]	0.94 [3]	6.54	65	61
12-31-2015	5.80	0.36	(0.84)	(0.48)	(0.41)	—	(0.41)	4.91	(8.55)	1.00	0.99	6.32	69	74
12-31-2014	6.19	0.39	(0.37)	0.02	(0.41)	—	(0.41)	5.80	0.08	0.98	0.97	6.12	90	72
Series NAV
12-31-2018	5.24	0.31	(0.46)	(0.15)	(0.32)	—	(0.32)	4.77	(3.02)	0.78	0.77	5.94	80	54
12-31-2017	5.16	0.30	0.08	0.38	(0.30)	—	(0.30)	5.24	7.46	0.80	0.79	5.67	88	61
12-31-2016	4.75	0.34	0.44	0.78	(0.37)	—	(0.37)	5.16	16.56	0.70 [3]	0.70 [3]	6.77	97	61
12-31-2015	5.63	0.36	(0.81)	(0.45)	(0.43)	—	(0.43)	4.75	(8.38)	0.75	0.74	6.56	81	74
12-31-2014	6.02	0.39	(0.36)	0.03	(0.42)	—	(0.42)	5.63	0.33	0.73	0.72	6.38	90	72
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
The accompanying notes are an integral part of the financial statements.
62

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
Series I
12-31-2018	11.15	0.29	(0.38)	(0.09)	(0.30)	(0.08)	(0.38)	10.68	(0.82)	0.73	0.72	2.66	135	44
12-31-2017	10.99	0.25	0.25	0.50	(0.29)	(0.05)	(0.34)	11.15	4.60	0.72	0.71	2.24	156	72
12-31-2016	10.84	0.27	0.20	0.47	(0.25)	(0.07)	(0.32)	10.99	4.29	0.67 [3]	0.66 [3]	2.44	161	60
12-31-2015	11.65	0.26	(0.36)	(0.10)	(0.21)	(0.50)	(0.71)	10.84	(0.82)	0.69	0.69	2.28	166	97
12-31-2014	11.41	0.31	0.31	0.62	(0.35)	(0.03)	(0.38)	11.65	5.47	0.69	0.69	2.60	190	109
Series II
12-31-2018	11.15	0.27	(0.37)	(0.10)	(0.28)	(0.08)	(0.36)	10.69	(0.93)	0.93	0.92	2.46	71	44
12-31-2017	11.00	0.23	0.24	0.47	(0.27)	(0.05)	(0.32)	11.15	4.30	0.92	0.91	2.04	83	72
12-31-2016	10.85	0.25	0.20	0.45	(0.23)	(0.07)	(0.30)	11.00	4.08	0.87 [3]	0.86 [3]	2.25	84	60
12-31-2015	11.66	0.24	(0.36)	(0.12)	(0.19)	(0.50)	(0.69)	10.85	(1.02)	0.89	0.89	2.08	91	97
12-31-2014	11.42	0.28	0.32	0.60	(0.33)	(0.03)	(0.36)	11.66	5.26	0.89	0.89	2.40	107	109
Series NAV
12-31-2018	11.11	0.30	(0.38)	(0.08)	(0.30)	(0.08)	(0.38)	10.65	(0.68)	0.68	0.67	2.72	39	44
12-31-2017	10.95	0.26	0.25	0.51	(0.30)	(0.05)	(0.35)	11.11	4.68	0.67	0.66	2.28	35	72
12-31-2016	10.81	0.27	0.20	0.47	(0.26)	(0.07)	(0.33)	10.95	4.26	0.63 [3]	0.62 [3]	2.44	52	60
12-31-2015	11.61	0.27	(0.35)	(0.08)	(0.22)	(0.50)	(0.72)	10.81	(0.68)	0.64	0.64	2.35	24	97
12-31-2014	11.37	0.31	0.32	0.63	(0.36)	(0.03)	(0.39)	11.61	5.54	0.64	0.64	2.63	19	109
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Money Market Trust
Series I
12-31-2018	1.00	0.015	— [3]	0.015	(0.015)	— [3]	(0.015)	1.00	1.54	0.47	0.33	1.53	1,415	—
12-31-2017	1.00	0.006	— [3]	0.006	(0.006)	— [3]	(0.006)	1.00	0.59	0.46	0.33	0.58	1,372	—
12-31-2016	1.00	0.001	— [3]	0.001	(0.001)	—	(0.001)	1.00	0.07	0.48	0.35	0.07	1,718	—
12-31-2015	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.56	0.17	—	1,714	—
12-31-2014	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.56	0.16	—	1,794	—
Series II
12-31-2018	1.00	0.013	— [3]	0.013	(0.013)	— [3]	(0.013)	1.00	1.34	0.67	0.53	1.31	140	—
12-31-2017	1.00	0.004	— [3]	0.004	(0.004)	— [3]	(0.004)	1.00	0.39	0.66	0.53	0.38	173	—
12-31-2016	1.00	—	— [3]	— [3]	—	—	—	1.00	0.00	0.68	0.42	—	211	—
12-31-2015	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.76	0.17	—	253	—
12-31-2014	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.76	0.16	—	315	—
Series NAV
12-31-2018	1.00	0.016	— [3]	0.016	(0.016)	— [3]	(0.016)	1.00	1.59	0.42	0.28	1.59	444	—
12-31-2017	1.00	0.006	— [3]	0.006	(0.006)	— [3]	(0.006)	1.00	0.64	0.41	0.28	0.63	398	—
12-31-2016 [5]	1.00	0.001	— [3]	0.001	(0.001)	—	(0.001)	1.00	0.11 [6]	0.43 [7]	0.34 [7]	0.16 [7]	394	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.0005 per share. 4. Less than 0.005%. 5. After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16. 6. Not annualized. 7. Annualized.
The accompanying notes are an integral part of the financial statements.
63

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Select Bond Trust
Series I
12-31-2018	13.42	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.99	(0.43)	0.65	0.62	2.61	173	83
12-31-2017	13.31	0.31	0.18	0.49	(0.38)	—	(0.38)	13.42	3.67	0.65	0.63	2.28	201	92
12-31-2016	13.30	0.31	0.10	0.41	(0.40)	—	(0.40)	13.31	3.06	0.65	0.64	2.23	203	73 [3]
12-31-2015	13.67	0.31	(0.27)	0.04	(0.41)	—	(0.41)	13.30	0.24	0.65	0.64	2.23	203	62
12-31-2014	13.30	0.31	0.42	0.73	(0.36)	—	(0.36)	13.67	5.53	0.64	0.64	2.23	228	104 [3]
Series II
12-31-2018	13.44	0.32	(0.41)	(0.09)	(0.34)	—	(0.34)	13.01	(0.63)	0.85	0.82	2.42	513	83
12-31-2017	13.33	0.28	0.18	0.46	(0.35)	—	(0.35)	13.44	3.46	0.85	0.83	2.08	491	92
12-31-2016	13.32	0.28	0.10	0.38	(0.37)	—	(0.37)	13.33	2.85	0.85	0.84	2.03	506	73 [3]
12-31-2015	13.69	0.28	(0.27)	0.01	(0.38)	—	(0.38)	13.32	0.04	0.85	0.84	2.03	511	62
12-31-2014	13.31	0.28	0.44	0.72	(0.34)	—	(0.34)	13.69	5.40	0.84	0.84	2.03	558	104 [3]
Series NAV
12-31-2018	13.41	0.35	(0.41)	(0.06)	(0.37)	—	(0.37)	12.98	(0.38)	0.60	0.57	2.66	7,528	83
12-31-2017	13.31	0.32	0.16	0.48	(0.38)	—	(0.38)	13.41	3.65	0.60	0.58	2.33	8,625	92
12-31-2016	13.29	0.31	0.12	0.43	(0.41)	—	(0.41)	13.31	3.19	0.60	0.59	2.28	8,433	73 [3]
12-31-2015	13.66	0.31	(0.27)	0.04	(0.41)	—	(0.41)	13.29	0.29	0.60	0.59	2.28	8,459	62
12-31-2014	13.29	0.31	0.43	0.74	(0.37)	—	(0.37)	13.66	5.59	0.59	0.59	2.25	9,854	104 [3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Short Term Government Income Trust
Series I
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.84	0.68	0.67	1.26	35	28
12-31-2017	12.12	0.11	(0.04)	0.07	(0.17)	—	(0.17)	12.02	0.57	0.67	0.66	0.88	38	47
12-31-2016	12.25	0.09	(0.02)	0.07	(0.20)	—	(0.20)	12.12	0.57	0.64 [3]	0.64 [3]	0.76	41	71
12-31-2015	12.39	0.09	(0.01)	0.08	(0.22)	—	(0.22)	12.25	0.64	0.66	0.65	0.70	45	43
12-31-2014	12.50	0.08	0.06	0.14	(0.25)	—	(0.25)	12.39	1.15	0.66	0.65	0.64	51	46
Series II
12-31-2018	12.02	0.13	(0.05)	0.08	(0.22)	—	(0.22)	11.88	0.64	0.88	0.87	1.05	26	28
12-31-2017	12.13	0.08	(0.04)	0.04	(0.15)	—	(0.15)	12.02	0.37	0.87	0.86	0.68	28	47
12-31-2016	12.25	0.07	(0.01)	0.06	(0.18)	—	(0.18)	12.13	0.45	0.84 [3]	0.84 [3]	0.56	33	71
12-31-2015	12.40	0.06	(0.01)	0.05	(0.20)	—	(0.20)	12.25	0.36	0.86	0.85	0.50	36	43
12-31-2014	12.51	0.06	0.06	0.12	(0.23)	—	(0.23)	12.40	0.94	0.86	0.85	0.44	38	46
Series NAV
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.89	0.63	0.62	1.28	115	28
12-31-2017	12.12	0.11	(0.03)	0.08	(0.18)	—	(0.18)	12.02	0.62	0.62	0.61	0.93	237	47
12-31-2016	12.25	0.10	(0.02)	0.08	(0.21)	—	(0.21)	12.12	0.62	0.59 [3]	0.59 [3]	0.81	251	71
12-31-2015	12.39	0.09	— [4]	0.09	(0.23)	—	(0.23)	12.25	0.69	0.61	0.60	0.75	247	43
12-31-2014	12.50	0.09	0.06	0.15	(0.26)	—	(0.26)	12.39	1.20	0.61	0.60	0.69	303	46
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
64

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
Series I
12-31-2018	13.72	0.49	(1.17)	(0.68)	(0.51)	—	(0.51)	12.53	(5.03)	0.74	0.73	3.63	371	61
12-31-2017	13.41	0.46	0.29	0.75	(0.44)	—	(0.44)	13.72	5.59	0.73	0.73	3.36	477	40
12-31-2016	13.07	0.40	0.27	0.67	(0.33)	—	(0.33)	13.41	5.12	0.72 [3]	0.71 [3]	2.95	473	42
12-31-2015	13.24	0.43	(0.27)	0.16	(0.33)	—	(0.33)	13.07	1.22	0.74	0.74	3.18	441	49
12-31-2014	13.17	0.56	0.11	0.67	(0.60)	—	(0.60)	13.24	5.14	0.75	0.74	4.13	415	50
Series II
12-31-2018	13.76	0.46	(1.18)	(0.72)	(0.48)	—	(0.48)	12.56	(5.29)	0.94	0.93	3.43	36	61
12-31-2017	13.45	0.44	0.28	0.72	(0.41)	—	(0.41)	13.76	5.37	0.93	0.93	3.16	45	40
12-31-2016	13.10	0.37	0.28	0.65	(0.30)	—	(0.30)	13.45	4.98	0.92 [3]	0.91 [3]	2.74	46	42
12-31-2015	13.27	0.40	(0.26)	0.14	(0.31)	—	(0.31)	13.10	1.01	0.94	0.94	2.98	51	49
12-31-2014	13.20	0.53	0.12	0.65	(0.58)	—	(0.58)	13.27	4.92	0.95	0.94	3.94	57	50
Series NAV
12-31-2018	13.68	0.49	(1.16)	(0.67)	(0.52)	—	(0.52)	12.49	(5.00)	0.69	0.68	3.68	79	61
12-31-2017	13.37	0.47	0.28	0.75	(0.44)	—	(0.44)	13.68	5.66	0.68	0.68	3.42	96	40
12-31-2016	13.03	0.40	0.27	0.67	(0.33)	—	(0.33)	13.37	5.19	0.67 [3]	0.66 [3]	2.98	66	42
12-31-2015	13.20	0.43	(0.26)	0.17	(0.34)	—	(0.34)	13.03	1.27	0.69	0.69	3.22	84	49
12-31-2014	13.13	0.56	0.12	0.68	(0.61)	—	(0.61)	13.20	5.21	0.70	0.69	4.18	53	50
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Total Bond Market Trust
Series I
12-31-2018	10.11	0.25	(0.27)	(0.02)	(0.27)	—	(0.27)	9.82	(0.19)	0.57	0.30	2.57	256	22
12-31-2017	10.08	0.24	0.08	0.32	(0.29)	—	(0.29)	10.11	3.18	0.57	0.30	2.39	247	46
12-31-2016	10.11	0.25	(0.01)	0.24	(0.27)	—	(0.27)	10.08	2.39	0.56	0.30	2.38	227	58
12-31-2015	10.37	0.26	(0.23)	0.03	(0.29)	—	(0.29)	10.11	0.25	0.56	0.30	2.53	172	67
12-31-2014	10.09	0.29	0.32	0.61	(0.33)	—	(0.33)	10.37	6.11	0.56	0.30	2.76	135	64
Series II
12-31-2018	10.13	0.23	(0.28)	(0.05)	(0.25)	—	(0.25)	9.83	(0.49)	0.77	0.50	2.37	57	22
12-31-2017	10.09	0.23	0.08	0.31	(0.27)	—	(0.27)	10.13	3.08	0.77	0.50	2.19	61	46
12-31-2016	10.12	0.23	(0.01)	0.22	(0.25)	—	(0.25)	10.09	2.19	0.76	0.50	2.18	73	58
12-31-2015	10.38	0.24	(0.23)	0.01	(0.27)	—	(0.27)	10.12	0.05	0.76	0.50	2.33	68	67
12-31-2014	10.10	0.27	0.32	0.59	(0.31)	—	(0.31)	10.38	5.90	0.76	0.50	2.56	69	64
Series NAV
12-31-2018	10.11	0.26	(0.29)	(0.03)	(0.27)	—	(0.27)	9.81	(0.24)	0.52	0.25	2.62	252	22
12-31-2017	10.07	0.26	0.08	0.34	(0.30)	—	(0.30)	10.11	3.34	0.52	0.25	2.45	264	46
12-31-2016	10.10	0.25	— [3]	0.25	(0.28)	—	(0.28)	10.07	2.45	0.51	0.25	2.43	280	58
12-31-2015	10.36	0.27	(0.24)	0.03	(0.29)	—	(0.29)	10.10	0.30	0.51	0.25	2.58	266	67
12-31-2014	10.09	0.29	0.32	0.61	(0.34)	—	(0.34)	10.36	6.06	0.51	0.25	2.82	284	64
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
65

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Ultra Short Term Bond Trust
Series I
12-31-2018	11.41	0.16	— [3]	0.16	(0.20)	—	(0.20)	11.37	1.40	0.68	0.65	1.42	12	59
12-31-2017	11.52	0.09	(0.01)	0.08	(0.19)	—	(0.19)	11.41	0.66	0.66	0.65	0.82	11	53
12-31-2016	11.64	0.05	0.01	0.06	(0.18)	—	(0.18)	11.52	0.52	0.65	0.64	0.43	12	86
12-31-2015	11.80	0.01	(0.01)	— [3]	(0.16)	—	(0.16)	11.64	(0.04)	0.66	0.65	0.12	10	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	(0.18)	11.80	(0.02)	0.66	0.65	0.05	9	69
Series II
12-31-2018	11.41	0.14	— [3]	0.14	(0.18)	—	(0.18)	11.37	1.19	0.88	0.85	1.21	193	59
12-31-2017	11.52	0.07	(0.02)	0.05	(0.16)	—	(0.16)	11.41	0.46	0.86	0.85	0.62	205	53
12-31-2016	11.64	0.03	0.01	0.04	(0.16)	—	(0.16)	11.52	0.32	0.85	0.84	0.23	268	86
12-31-2015	11.79	(0.01)	(0.01)	(0.02)	(0.13)	—	(0.13)	11.64	(0.15)	0.86	0.85	(0.07)	235	86
12-31-2014	11.98	(0.02)	(0.02)	(0.04)	(0.15)	—	(0.15)	11.79	(0.30)	0.86	0.85	(0.14)	214	69
Series NAV
12-31-2018	11.41	0.17	— [3]	0.17	(0.20)	—	(0.20)	11.38	1.53	0.63	0.60	1.46	31	59
12-31-2017	11.53	0.10	(0.03)	0.07	(0.19)	—	(0.19)	11.41	0.62	0.61	0.60	0.89	29	53
12-31-2016	11.64	0.06	0.02	0.08	(0.19)	—	(0.19)	11.53	0.66	0.60	0.59	0.48	17	86
12-31-2015	11.80	0.02	(0.02)	— [3]	(0.16)	—	(0.16)	11.64	0.01	0.61	0.60	0.18	14	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	(0.18)	11.80	0.03	0.61	0.60	0.12	14	69
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
66

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), eleven of which are presented in this report.

The portfolios may offer multiple classes of shares: Series I, Series II and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) with the exception of Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. Series NAV of Core Bond Trust, Series II of Select Bond Trust and Series II and Series NAV of Strategic Income Opportunities Trust are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

Effective May 1, 2018, Bond Trust changed its name to Select Bond Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarize the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

Securities held by Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. This portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

All investments of Money Market Trust are categorized as Level 2 under the hierarchy described above, as of December 31, 2018.

All investments of Select Bond Trust and Short Term Government Income Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1, as of December 31, 2018.

67

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

All investments of Core Bond Trust, Total Bond Market Trust and Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds, which are categorized as Level 1, as of December 31, 2018.

All investments of Investment Quality Bond Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1, as of December 31, 2018.

The following is a summary of the values by input classification of the remaining portfolios’ investments as of December 31, 2018, by major security category or type:

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Active Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$260,713,095	—	$260,713,095	—
Foreign government obligations	3,987,358	—	3,987,358	—
Corporate bonds	259,569,081	—	259,569,081	—
Convertible bonds	271,761	—	271,761	—
Capital preferred securities	1,605,433	—	1,605,433	—
Municipal bonds	4,242,412	—	4,242,412	—
Term loans	1,007,594	—	1,007,594	—
Collateralized mortgage obligations	68,060,753	—	68,060,753	—
Asset backed securities	81,839,231	—	81,839,231	—
Preferred securities	1,127,864	$940,612	187,252	—
Securities lending collateral	3,995,263	3,995,263	—	—
Short-term investments	73,320,644	68,133,644	5,187,000	—
Total investments in securities	$759,740,489	$73,069,519	$686,670,970	—

Global Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$79,524,635	—	$79,524,635	—
Foreign government obligations	42,165,109	—	42,165,109	—
Corporate bonds	87,409,496	—	87,409,496	—
Capital preferred securities	843,156	—	843,156	—
Municipal bonds	3,060,147	—	3,060,147	—
Term loans	645,900	—	645,900	—
Collateralized mortgage obligations	31,457,603	—	31,457,603	—
Asset backed securities	25,481,328	—	25,481,328	—
Common stocks	11,119	$11,119	—	—
Preferred securities	344,327	—	344,327	—
Escrow shares	204,350	—	204,350	—
Purchased options	55,634	3,096	52,538	—
Short-term investments	6,139,000	—	6,139,000	—
Total investments in securities	$277,341,804	$14,215	$277,327,589	—
Liabilities
Securities sold short	($1,481,981)	—	($1,481,981)	—
Reverse repurchase agreements	(16,441,613)	—	(16,441,613)	—
Derivatives:
Assets
Futures	$1,260,840	$1,260,840	—	—
Forward foreign currency contracts	3,035,173	—	$3,035,173	—
Swap contracts	7,213,480	—	7,213,480	—
Liabilities
Futures	(1,384,862)	(1,384,862)	—	—
Forward foreign currency contracts	(2,142,502)	—	(2,142,502)	—
Written options	(92,038)	—	(92,038)	—
Swap contracts	(2,993,307)	—	(2,993,307)	—

High Yield Trust
Investments in securities:
Assets
Foreign government obligations	$2,696,189	—	$2,696,189	—
Corporate bonds	168,177,036	—	167,410,387	$766,649
Convertible bonds	2,693,912	—	2,693,912	—
Term loans	6,550,330	—	5,961,955	588,375
Asset backed securities	8,833,699	—	8,833,699	—
Common stocks	3,386,509	—	2,474,192	912,317
Preferred securities	1,520,509	1,499,510	—	20,999
Escrow certificates	500	—	—	500
Purchased options	24,329	—	24,329	—
Securities lending collateral	5,909,757	5,909,757	—	—
Total investments in securities	$199,792,770	$7,409,267	$190,094,663	$2,288,840

68

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
High Yield Trust (continued)
Derivatives:
Assets
Futures	$159,920	$159,920	—	—
Forward foreign currency contracts	4,166	—	$4,166	—
Liabilities
Futures	(72,800)	(72,800)	—	—
Forward foreign currency contracts	(67,879)	—	(67,879)	—
Written options	(17,058)	—	(17,058)	—

Strategic Income Opportunities Trust
Investments in securities:
Assets
Foreign government obligations	$91,495,219	—	$91,495,219	—
Corporate bonds	210,688,415	—	210,688,415	—
Convertible bonds	13,191,312	—	13,191,312	—
Capital preferred securities	9,242,335	—	9,242,335	—
Term loans	62,087,765	—	62,087,765	—
Collateralized mortgage obligations	27,246,948	—	27,246,948	—
Asset backed securities	20,103,088	—	20,103,088	—
Common stocks	15,906,709	$15,906,709	—	—
Preferred securities	23,474,498	18,910,796	4,563,702	—
Purchased options	224,208	—	224,208	—
Securities lending collateral	5,565,324	5,565,324	—	—
Short-term investments	5,403,000	—	5,403,000	—
Total investments in securities	$484,628,821	$40,382,829	$444,245,992	—
Derivatives:
Assets
Forward foreign currency contracts	$16,273,287	—	$16,273,287	—
Liabilities
Futures	(403,007)	($403,007)	—	—
Forward foreign currency contracts	(15,293,094)	—	(15,293,094)	—
Written options	(27)	—	(27)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

High Yield Trust
	Corporate Bonds	Term Loan	Common Stocks	Preferred Securities	Escrow Certificates	Total
Balance as of 12-31-17	$647,229	—	$1,955,473	$210,789	$500	$2,813,991
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(3,424)	—	(1,043,156)	(206,072)	—	(1,252,652)
Purchases	122,844	$588,375	—	16,282	—	727,501
Sales	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Balance as of 12-31-18	$766,649	$588,375	$912,317	$20,999	$500	$2,288,840
Change in unrealized at period end*	($3,424)	—	($1,043,156)	($204,070)	—	($1,250,650)

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities are outlined in the table below:

High Yield Trust	Fair Value at 12-31-18	Valuation Technique	Significant Unobservable Inputs	Input/Range*
Corporate Bonds	$766,649	Market Approach	Pending transaction value	$100.00
Term Loans	$588,375	Market Approach	Prior / recent transactions	$98.06
Common Stocks	$595,884	Market Approach	Pending transaction value	$13.74
	$272,899	Market Approach	EV/EBITDA multiple Discount	5.05x–10.27x (weighted average 6.19x) 17.5%–25% (weighted average 18.2%)
	$43,534	Market Approach	Estimated liquidation value	$0.95
	$912,317
Preferred Securities	$20,999	Market Approach	Estimated liquidation value Discount	$0.10 90%
Escrow certificates	$500	Market Approach	Estimated liquidation value	$0.03

Total	$2,288,840

*	A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

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A change to unobservable inputs of a portfolio’s Level 3 securities as of December 31, 2018, could have resulted in changes to the fair value measurement, as follows:

Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Discount	Decrease	Increase
Enterprise value to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Pending transaction value	Increase	Decrease
Prior/recent transactions	Increase	Decrease

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of Investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, a portfolio delivers a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolios are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In addition, the portfolios may receive or pledge cash collateral to cover appreciation or depreciation on the underlying security. No such amounts are outstanding at December 31, 2018. Obligations to repay cash received by a portfolio is shown on the Statements of assets and liabilities as Payable for open reverse repurchase agreements.

Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. In the event of a default by the counterparty, recovery of the security transferred by the portfolio may be delayed or the portfolio may incur a loss equal to the amount by which the value of the security transferred by the portfolio exceeds the repurchase price payable by the portfolio.

The following table summarizes the open reverse repurchase agreements at December 31, 2018:

Portfolio	Counterparty	Borrowing rate	Settlement date	Maturity date		Borrowing amount	Payable for reverse repurchase agreements		USD Payable for reverse repurchase agreements
Global Bond Trust	Bank of America[1]	2.500%	11/8/2018	1/8/2019	USD	4,913,195	USD	4,931,278	$4,931,278
Global Bond Trust	Credit Agricole[2]	–0.250%	11/28/2018	1/22/2019	EUR	3,954,494	EUR	3,953,588	4,529,822
Global Bond Trust	Credit Agricole[3]	2.570%	11/20/2018	1/22/2019	USD	4,545,135	USD	4,558,438	4,558,438
Global Bond Trust	Royal Bank of Scotland[4]	2.540%	11/13/2018	2/13/2019	USD	2,413,900	USD	2,422,075	2,422,075

[1]	Reverse repurchase agreement with Bank of America dated 11/8/2018 at 2.500% to be repurchased at $4,934,008 on 1/8/2019, collateralized by $1,284,000 U.S. Treasury Bonds, 3.000%–4.625% due 2/15/2040 to 5/15/2045 (valued at $1,441,101, including interest) and $3,592,000 U.S. Treasury Notes, 2.875% due 4/30/2025 (valued at $3,655,117, including interest)

[2]	Reverse repurchase agreement with Credit Agricole dated 11/28/2018 at -0.250% to be repurchased at EUR 3,952,984 on 1/22/2019, collateralized by EUR 4,000,000 Italy Government Bonds, 2.450% due 10/1/2023 (valued at EUR 4,118,140, including interest)

[3]	Reverse repurchase agreement with Credit Agricole dated 11/20/2018 at 2.570% to be repurchased at $4,565,577 on 1/22/2019, collateralized by $1,170,390 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $1,332,179, including interest) and $3,375,273 U.S. Treasury Inflation Indexed Notes, 0.500% due 1/15/2028 (valued at $3,221,476, including interest)

[4]	Reverse repurchase agreement with Royal Bank of Scotland dated 11/13/2018 at 2.540% to be repurchased at $2,429,569 on 2/13/2019, collateralized by $600,000 U.S. Treasury Bonds, 3.625% due 8/15/2043 (valued at $665,292, including interest) and $1,808,000 U.S. Treasury Notes, 2.875% due 4/30/2025 (valued at $1,839,770, including interest)

The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2018 were as follows:

Portfolio	Average Borrowings	Weighted Average Annual Interest Rate
Global Bond Trust	$30,176,864	(0.52)%

When-issued/delayed-delivery securities.  The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolio’s NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the

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securities purchased or increase in the value of securities sold prior to settlement date. As a result, Global Bond Trust has received the following amount of cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral on sale commitments:

Counterparty	Collateral Received
Merrill Lynch Pierce Fenner & Smith, Inc	$575,000
Morgan Stanley & Co. LLC	95,000

Securities sold short. Certain portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open a portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”). In addition, certain portfolios may also sell a security they do not own in anticipation of a decline in the market value of that security (a short sale “not against-the-box”). To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, a portfolio is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a portfolio replaces a borrowed security, it will maintain cash or other liquid assets at such a level that will equal the current value of the security sold short; and will not be less than the market value of the security at the time it was sold short. A portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

Interest or short dividend expense relates to a portfolio’s liability with respect to short sale transactions by the portfolios. Interest or short dividend expense is recorded as incurred.

Sale-Buybacks.  Certain portfolios may enter into financing transactions referred to as sale-buybacks, which are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2018 were as follows:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Global Bond Trust	$585,255	1.96%

Term loans (Floating rate loans).  The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. Failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when a portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

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Payment-in-kind bonds.  The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, a portfolio may need to sell other investments to make distributions.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to a portfolio on the next business day. The portfolios will invest their collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks and/or corporate bonds loaned by the portfolios and the corresponding cash collateral received at December 31, 2018:

Portfolio	Market Value of Securities on Loan	Cash Collateral Received
Active Bond Trust	$3,895,415	$3,998,108
Core Bond Trust	4,737,792	4,841,790
High Yield Trust	5,783,455	5,914,169
Investment Quality Bond Trust	105,930	108,050
Select Bond Trust	75,247,633	76,824,218
Short Term Government Income Trust	14,444,284	14,750,250
Strategic Income Opportunities Trust	5,421,561	5,565,505
Total Bond Market Trust	2,866,446	2,941,940
Ultra Short Term Bond Trust	1,293,754	1,326,150

Foreign investing.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes.  The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimates taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that a portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Mortgage and asset backed securities.  The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios’ cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash

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flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Line of credit.  The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

The portfolios and other affiliated funds, excluding Core Bond Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement.

Core Bond Trust and other affiliated funds have entered into a separate $50 million line of credit agreement with BNP Paribas.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2018 were as follows:

Portfolio	Commitment Fee
Active Bond Trust	$3,438
Core Bond Trust	13,420
Global Bond Trust	3,150
High Yield Trust	2,446
Investment Quality Bond Trust	2,526
Money Market Trust	5,785
Select Bond Trust	$20,252
Short Term Government Income Trust	2,588
Strategic Income Opportunities Trust	3,164
Total Bond Market Trust	3,142
Ultra Short Term Bond Trust	2,429

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2018, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2018:

	No Expiration Date
Portfolio	Short Term	Long Term
Active Bond Trust	$3,633,252	$8,749,943
Core Bond Trust	23,564,920	19,534,548
Global Bond Trust	5,054,678	3,889,948
High Yield Trust	3,943,049	55,192,673
Investment Quality Bond Trust	2,866,908	1,527,894
Money Market Trust	11,700	—
Select Bond Trust	159,952,774	177,707,215
Short Term Government Income Trust	3,766,500	21,447,417
Strategic Income Opportunities Trust	6,280,390	70,083
Total Bond Market Trust	1,421,842	3,022,543
Ultra Short Term Bond Trust	6,380,781	12,976,871

As of December 31, 2018, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2018, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$769,857,917	$11,310,203	($21,427,631)	($10,117,428)
Core Bond Trust	1,137,063,738	8,254,362	(14,021,018)	(5,766,656)
Global Bond Trust	283,125,887	4,566,149	(6,935,429)	(2,369,280)
High Yield Trust	227,101,867	2,648,945	(29,951,693)	(27,302,748)
Investment Quality Bond Trust	351,006,284	2,568,179	(8,738,752)	(6,170,573)
Money Market Trust	2,018,256,352	—	—	—

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Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Select Bond Trust	$8,433,665,499	$56,839,100	($202,151,271)	($145,312,171)
Short Term Government Income Trust	191,395,766	609,355	(3,016,403)	(2,407,048)
Strategic Income Opportunities Trust	524,873,083	5,179,445	(44,846,548)	(39,667,103)
Total Bond Market Trust	620,225,318	7,401,664	(14,901,253)	(7,499,589)
Ultra Short Term Bond Trust	252,974,775	95,039	(1,584,348)	(1,489,309)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually with the exception of Money Market Trust. Money Market Trust declares dividends daily and pays monthly from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended December 31, 2018 was as follows:

	2018 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$22,261,685	—	$22,261,685
Core Bond Trust	28,043,348	—	28,043,348
Global Bond Trust	15,480,184	—	15,480,184
High Yield Trust	13,018,566	—	13,018,566
Investment Quality Bond Trust	8,394,933	$414,893	8,809,826
Money Market Trust	28,603,074	—	28,603,074
Select Bond Trust	243,252,173	—	243,252,173
Short Term Government Income Trust	4,056,992	—	4,056,992
Strategic Income Opportunities Trust	20,451,686	—	20,451,686
Total Bond Market Trust	15,162,201	—	15,162,201
Ultra Short Term Bond Trust	3,509,343	—	3,509,343

The tax character of distributions for the year ended December 31, 2017 was as follows:

	2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$25,344,890	—	$25,344,890
Core Bond Trust	42,629,633	—	42,629,633
Global Bond Trust	13,310,441	—	13,310,441
High Yield Trust	13,187,053	—	13,187,053
Investment Quality Bond Trust	8,147,201	—	8,147,201
Money Market Trust	12,130,478	—	12,130,478
Select Bond Trust	258,876,944	—	258,876,944
Short Term Government Income Trust	4,299,099	—	4,299,099
Strategic Income Opportunities Trust	19,494,029	—	19,494,029
Total Bond Market Trust	16,241,948	—	16,241,948
Ultra Short Term Bond Trust	3,547,122	—	3,547,122

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Capital Loss Carryforward
Active Bond Trust	$6,932,753	$12,383,195
Core Bond Trust	9,785,389	43,099,468
Global Bond Trust	12,897,592	8,944,626
High Yield Trust	4,170,434	59,135,722
Investment Quality Bond Trust	2,259,070	4,394,802
Money Market Trust	43,908	11,700
Select Bond Trust	82,016,857	337,659,989
Short Term Government Income Trust	1,293,343	25,213,917
Strategic Income Opportunities Trust	7,436,536	6,350,473
Total Bond Market Trust	4,880,991	4,444,385
Ultra Short Term Bond Trust	1,251,967	19,357,652

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, wash sale loss deferrals and contingent payment debt instruments.

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3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. A portfolio attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by a portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts and receivable/payable for centrally-cleared swaps, respectively. Securities pledged by a portfolio for exchange-traded and centrally-cleared transactions, if any, are identified in the Portfolio of investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects a portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a portfolio to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included in the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used futures contracts during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional
Active Bond Trust	To manage duration of the portfolio. At December 31, 2018, there were no open futures contracts.	Up to $2.0 million (measured during the year)
Global Bond Trust	To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the portfolio and manage duration.	$425.6 million to $1.2 billion
High Yield Trust	To manage against anticipated interest rate changes, duration of the portfolio and maintain diversity of the portfolio.	$11.2 million to $13.0 million
Investment Quality Bond Trust	To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, manage duration and as a substitute for securities purchased.	$29.0 million to $62.0 million
Strategic Income Opportunities Trust	To manage duration of the portfolio.	$43.8 million to $173.4 million

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor by a portfolio thereby reducing its total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional
Global Bond Trust	To manage against anticipated changes in currency exchange rates, manage currency exposure and maintain diversity of the portfolio.	$293.7 million to $641.1 million
High Yield Trust	To manage against anticipated changes in currency exchange rates, currency exposure and maintain diversity of the portfolio.	$1.7 million to $2.4 million
Investment Quality Bond Trust	To manage against anticipated changes in currency exchange rates and manage currency exposure.	$4.5 million to $4.9 million
Strategic Income Opportunities Trust	To manage against anticipated changes in currency exchange rates and enhance potential gain/income.	$202.6 million to $1.1 billion

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

A credit default swaption is an option to enter into a credit default swap. Inflation floors (OTC) are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “floor.”

The following table details how the portfolios used purchased options during the year ended December 31, 2018. In addition, the table summarizes the range of market values for purchased options held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value
Global Bond Trust	To gain exposure to the bond market and foreign currency, manage against anticipated interest rate changes, manage duration of the portfolio and maintain diversity of the portfolio.	$56,000 to $402,000
High Yield Trust	To maintain diversity of the portfolio.	Up to $24,000
Investment Quality Bond Trust	To manage against anticipated currency exchange rates.	Up to $296,000
Strategic Income Opportunities Trust	To manage against currency exchange rates.	$224,000 to $2.6 million

The following table details how the portfolios used written options during the year ended December 31, 2018. In addition, the table summarizes the range of market values for written options held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value
Global Bond Trust
To gain exposure to the bond market and foreign currency, manage against anticipated interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.
$92,000 to $461,000
High Yield Trust
To gain exposure to the bond market and foreign currency, manage against anticipated interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.
Up to $17,000
Strategic Income Opportunities Trust	To manage against currency exchange rates.	Up to $115,000

Swaps.  Swap agreements are agreements between a portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by a portfolio are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or the portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk,

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market risks may also impact the swap. The portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between a portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following table details how the portfolios used interest rate swaps during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To manage duration of the portfolio, manage against anticipated interest rate changes, gain exposure to treasury markets and as a substitute for securities purchased.	$1.0 billion to $2.4 billion
Investment Quality Bond Trust	To manage duration of the portfolio and manage against anticipated interest rate changes.	$10.5 million to $35.2 million

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps-Buyer

The following table details how the portfolios used credit default swap contracts as a buyer of protection during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against potential credit events, to gain exposure to a security or credit index.	$20.7 million to $66.9 million
High Yield Trust
To manage against potential credit events, to gain exposure to a security or credit index and as a substitute for securities purchased. At December 31, 2018, there were no open credit default swap contracts- buyer.
Up to $5.2 million
Investment Quality Bond Trust
To manage against potential credit events, to gain exposure to security or credit index, and as a substitute for securities purchased. At December 31, 2018, there were no open credit default swap contracts- buyer.
Up to $3.0 million

Credit Default Swaps-Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following table details how the portfolios used credit default swap contracts as a seller of protection during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$5.8 million to $28.2 million
Investment Quality Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$2.1 million to $11.1 million
High Yield Trust	To take a long position in the exposure of the benchmark credit. At December 31, 2018, there were no open credit default swap contracts- seller.	Up to $900,000

Currency swaps.  A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following table details how the portfolios used currency swaps during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

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Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against anticipated currency exchange rates, maintain diversity of the portfolio, and to gain exposure to foreign currencies.	$2.8 million to $67.5 million

Volatility Swaps.  Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price volatility, a portfolio would receive the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would owe the payoff amount when the price volatility is less than the strike price. As a payer of the realized price volatility a portfolio would owe the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would receive the payoff amount when the volatility is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

The following table details how Global Bond Trust used volatility swaps during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolio, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a position on current versus future expectations of volatility. At December 31, 2018, there were no open volatility swap contracts.	Up to $20,000

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2018 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Global Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$1,260,840	($1,384,862)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	3,035,173	(2,142,502)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	52,538	—
	Interest rate	Unaffiliated investments, at value*	Purchased options	3,096	—
	Foreign currency	Written options, at value	Written options	—	(51,283)
	Interest rate	Written options, at value	Written options	—	(21,878)
	Credit	Written options, at value	Written options	—	(18,877)
	Credit	Swap contracts, at value	Credit default swapsˆ	113,713	(708,126)
	Foreign currency	Swap contracts, at value	Currency swapsˆ	675,677	—
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	6,424,090	(2,285,181)
				$11,565,127	($6,612,709)
High Yield Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$159,920	($72,800)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	4,166	(67,879)
	Equity	Unaffiliated investments, at value*	Purchased options	23,016	—
	Credit	Unaffiliated investments, at value*	Purchased options	1,313	—
	Credit	Written options, at value	Written options	—	(17,058)
				$188,415	($157,737)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$428,984	($253,907)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	20,859	(68,959)
	Interest rate	Unaffiliated investments, at value*	Purchased options	95,194	—
	Credit	Swap contracts, at value	Credit default swapsˆ	65,554	(300,097)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	551,363	(1,050,527)
				$1,161,954	($1,673,490)

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Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	—	($403,007)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$16,273,287	(15,293,094)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	224,208	—
	Foreign currency	Written options, at value	Written options	—	(27)
				$16,497,495	($15,696,128)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio of investments

ˆ	Reflects cumulative value of swap contracts. Receivable/Payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statements of assets and liabilities.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between a portfolio and the applicable counterparty. The table below reflects certain portfolios’ exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Global Bond Trust
Credit default swaps	$71,712	($284,997)
Currency swaps	675,677	—
Forward foreign currency contracts	3,035,173	(2,142,502)
Interest rate swaps	—	(75,686)
Purchased options	52,538	—
Written options	—	(70,160)
Totals	$3,835,100	($2,573,345)

Strategic Income Opportunities Trust
Forward foreign currency contracts	$16,273,287	($15,293,094)
Purchased options	224,208	—
Written options	—	(27)
Totals	$16,497,495	($15,293,121)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Global Bond Trust
Bank of America, N.A.	$415,004	$415,004	—	—
Barclays Bank PLC	(456,477)	—	$371,519	($84,958)
BNP Paribas SA	(98,014)	—	98,014	—
Citibank N.A.	1,145,434	890,000	—	255,434
Deutsche Bank AG	(62,075)	—	62,075	—
Goldman Sachs Bank	101,379	—	1,022	102,401
HSBC Bank USA	(146,189)	—	146,189	—
JPMorgan Chase Bank N.A.	(77,857)	—	77,857	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(5,025)	—	—	(5,025)
Morgan Stanley & Co. International PLC	(45,335)	—	—	(45,335)
Morgan Stanley Bank, N.A.	23,861	—	—	23,861
Morgan Stanley Capital Services LLC	280,171	280,171	—	—
NatWest Markets PLC	(12,601)	—	—	(12,601)
Nomura Global Financial Products, Inc.	(2,469)	—	—	(2,469)
Royal Bank of Canada	218,418	—	—	218,418
Royal Bank of Scotland PLC	51,767	—	—	51,767
Standard Chartered Bank	(45,441)	—	—	(45,441)
UBS AG	(22,796)	—	22,796	—
Totals	$1,261,755	$1,585,175	$779,472	$456,052

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Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Strategic Income Opportunities Trust
Australia and New Zealand Banking Group	$28,250	—	—	$28,250
Bank of America, N.A.	(108,867)	—	—	(108,867)
Bank of Montreal	43,124	—	—	43,124
Bank of Nova Scotia	(393,822)	—	—	(393,822)
Canadian Imperial Bank of Commerce	(375,287)	—	$320,000	(55,287)
Citibank N.A.	447,048	$357,000	—	90,048
Goldman Sachs Bank USA	(758,241)	—	580,000	(178,241)
HSBC Bank USA	816,390	802,415	—	13,975
JPMorgan Chase Bank N.A.	1,421,046	1,421,046	—	—
Morgan Stanley Capital Services, Inc.	(1,040,602)	—	1,040,602	—
Royal Bank of Canada	(101,008)	—	—	(101,008)
Standard Chartered Bank	411,267	269,357	—	141,910
State Street Bank and Trust Company	243,047	243,047	—	—
Toronto Dominion Bank	1,114,784	1,004,324	—	110,460
U.S. Bank N.A.	(312,714)	—	270,000	(42,714)
UBS AG	(230,041)	—	120,000	(110,041)
Totals	$1,204,374	$4,097,189	$2,330,602	($562,213)

Effect of derivative instruments on the Statements of operations

The table below summarize the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of operations Location—Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Active Bond Trust	Interest rate	—	$6,156	—	—	—	$6,156
		—	$6,156	—	—	—	$6,156
Global Bond Trust	Credit	—	—	—	$78,089	($247,345)	$(169,256)
	Equity	—	—	—	—	(7,671)	(7,671)
	Foreign currency	$87,478	—	($3,972,059)	199,112	6,997,509	3,312,040
	Interest rate	(223,283)	($4,758,671)	—	728,226	9,599,291	5,345,563
		($135,805)	($4,758,671)	($3,972,059)	$1,005,427	$16,341,784	$8,480,676
High Yield Trust	Credit	—	—	—	—	($33,524)	($33,524)
	Equity	—	—	—	$6,675	—	6,675
	Foreign currency	—	—	($66,117)	—	—	(66,117)
	Interest rate	—	($219,137)	—	—	—	(219,137)
		—	($219,137)	($66,117)	$6,675	($33,524)	($312,103)
Investment Quality Bond Trust	Credit	—	—	—	—	($68,664)	($68,664)
	Foreign currency	—	—	$172,502	—	—	172,502
	Interest rate	$16,381	($1,358,881)	—	($43,693)	(17,475)	(1,403,668)
		$16,381	($1,358,881)	$172,502	($43,693)	($86,139)	($1,299,830)
Strategic Income Opportunities Trust	Foreign currency	($1,558,319)	—	($4,590,547)	$53,659	—	($6,095,207)
	Interest rate	—	$2,801,528	—	—	—	2,801,528
		($1,558,319)	$2,801,528	($4,590,547)	$53,659	—	($3,293,679)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of operations Location—Change in unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Global Bond Trust	Credit	—	—	—	($3,194)	$396,651	$393,457
	Foreign currency	$145,122	—	$227,730	(107,554)	(5,621,302)	(5,356,004)
	Interest rate	38,191	$142,986	—	(50,927)	(1,780,534)	(1,650,284)
		$183,313	$142,986	$227,730	($161,675)	($7,005,185)	($6,612,831)
High Yield Trust	Equity	$17,498	—	—	—	—	$17,498
	Foreign currency	—	—	($61,532)	—	—	(61,532)
	Interest rate	—	$119,106	—	—	—	119,106
	Credit	(9,577)	—	—	($6,168)	$149	(15,596)
		$7,921	$119,106	($61,532)	($6,168)	$149	$59,476

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	Statements of operations Location—Change in unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Investment Quality Bond Trust	Credit	—	—	—	—	($72,429)	($72,429)
	Foreign currency	—	—	($17,247)	—	—	(17,247)
	Interest rate	($135,362)	$252,216	—	—	169,352	286,206
		($135,362)	$252,216	($17,247)	—	$96,923	$196,530
Strategic Income Opportunities Trust	Foreign currency	($2,058,607)	—	$2,947,797	$161,074	—	$1,050,264
	Interest rate	—	($1,018,260)	—	—	—	(1,018,260)
		($2,058,607)	($1,018,260)	$2,947,797	$161,074	—	$32,004

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Under an investment management agreement, the portfolios pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the nets assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted. JHF II portfolios are advised by John Hancock Advisers, LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC. The annual rate for each portfolio is as follows:

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of the next $200 million of aggregate net assets; and c) 0.570% of the next $600 million of aggregate net assets.; d) 0.56% of the next $1 billion of aggregate net assets; and e) 0.55% of the excess over $2 billion of aggregate net assets. Prior to July 1, 2018, management fees were as follows: a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of the next $200 million of aggregate net assets; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets; and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets; b) 0.425% of the next $250 million aggregate net assets; c) 0.375% of the next $250 million aggregate net assets; d) 0.35% of the next $500 million aggregate net assets; e) 0.325% of the next $500 million aggregate net assets; f) 0.30% of the next $500 million aggregate net assets; and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and Money Market Fund, a series of John Hancock Current Interest.

•	Select Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of the next $3 billion of aggregate net assets; c) 0.60% of the next $4 billion of aggregate net assets; d) 0.59% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Aggregate net assets include the net assets of the portfolio, Strategic Income Opportunities Fund, a series of JHF II, and Strategic Income Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC.

•	Total Bond Market Trust — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers.

Portfolio	Subadvisors
Active Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Select Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

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Portfolio	Subadvisors
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

1 An affiliate of the Advisor.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the portfolios exceed 0.15% of average net assets. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2018, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee on Money Market Trust and Total Bond Market Trust in an amount so that the annual operating expenses do not exceed 0.28% and 0.25%, respectively, of the portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business. The expense waiver will remain in effect until April 30, 2019, and may terminate at any time thereafter.

Effective July 1, 2018, the Advisor has voluntarily agreed to waive its management fees by 0.02% and 0.04% of the average daily net assets of Global Bond Trust and Ultra Short Term Bond Trust, respectively. These waivers may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fees by 0.02% of the average daily net assets of Select Bond Trust. This waiver may be terminated at any time by the Advisor.

For the year ended December 31, 2018, the expense reductions described above amounted to:

	Expense Reimbursement by Class
Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$3,047	$13,004	$42,619	$58,670
Core Bond Trust	8,178	7,388	80,713	96,279
Global Bond Trust	6,213	12,976	64,945	84,134
High Yield Trust	6,478	4,743	7,244	18,465
Investment Quality Bond Trust	12,165	6,432	3,095	21,692
Money Market Trust	1,844,908	212,800	526,326	2,584,034
Select Bond Trust	53,859	134,312	2,316,721	2,504,892
Short Term Government Income Trust	2,937	2,071	17,866	22,874
Strategic Income Opportunities Trust	35,955	3,414	7,455	46,824
Total Bond Market Trust	676,259	153,119	702,721	1,532,099
Ultra Short Term Bond Trust	3,043	50,302	8,647	61,992

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Active Bond Trust	0.59%
Core Bond Trust	0.57%
Global Bond Trust	0.68%
High Yield Trust	0.68%
Investment Quality Bond Trust	0.59%
Money Market Trust	0.24%
Select Bond Trust	0.54%
Short Term Government Income Trust	0.55%
Strategic Income Opportunities Trust	0.62%
Total Bond Market Trust	0.20%
Ultra Short Term Bond Trust	0.52%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Distribution and service fees for the year ended December 31, 2018 were:

	Distribution and service fees by Class
Portfolio	Series I	Series II	Total
Active Bond Trust	$18,404	$392,563	$410,967
Core Bond Trust	49,346	222,833	272,179
Global Bond Trust	17,227	180,625	197,852
High Yield Trust	39,074	143,012	182,086
Investment Quality Bond Trust	73,469	194,231	267,700
Money Market Trust	669,138	385,753	1,054,891
Select Bond Trust	95,199	1,186,698	1,281,897
Short Term Government Income Trust	17,722	62,483	80,205
Strategic Income Opportunities Trust	216,649	102,877	319,526
Total Bond Market Trust	124,562	141,112	265,674
Ultra Short Term Bond Trust	5,203	450,923	456,126

Trustee expenses.  The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program.  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The portfolios’ activity in this program during the year ended December 31, 2018 for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Active Bond Trust	Lender	$10,342,271	3	1.990%	$1,715
Select Bond Trust	Lender	2,258,167	2	1.965%	246
Short Term Government Income Trust	Lender	2,120,705	1	1.710%	101
Total Bond Market Trust	Lender	16,374,075	1	1.480%	673

6.	PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios’ shares for the years ended December 31, 2018 and 2017 were as follows:

Active Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	210,329	$1,972,891	276,770	$2,689,754
Distributions reinvested	126,116	1,155,610	144,439	1,387,594
Repurchased	(501,248)	(4,679,736)	(769,727)	(7,412,495)
Net decrease	(164,803)	($1,551,235)	(348,518)	($3,335,147)
Series II shares
Sold	987,647	$9,307,917	1,673,847	$16,182,490
Distributions reinvested	495,833	4,551,857	555,652	5,348,518
Repurchased	(3,681,210)	(34,405,270)	(2,439,734)	(23,653,040)
Net decrease	(2,197,730)	($20,545,496)	(210,235)	($2,122,032)
Series NAV shares
Sold	1,958,396	$18,340,051	2,853,215	$27,535,145
Distributions reinvested	1,805,392	16,554,218	1,936,555	18,608,778
Repurchased	(5,087,510)	(47,495,045)	(5,650,080)	(54,623,666)
Net decrease	(1,323,722)	($12,600,776)	(860,310)	($8,479,743)
Total net decrease	(3,686,255)	($34,697,507)	(1,419,063)	($13,936,922)

83

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	253,217	$3,235,859	137,937	$1,820,316
Distributions reinvested	187,353	2,349,653	283,346	3,731,183
Repurchased	(1,313,427)	(16,798,770)	(1,411,135)	(18,715,397)
Net decrease	(872,857)	($11,213,258)	(989,852)	($13,163,898)
Series II shares
Sold	109,086	$1,393,021	269,333	$3,551,707
Distributions reinvested	154,184	1,932,312	249,205	3,277,476
Repurchased	(1,522,776)	(19,439,373)	(1,556,141)	(20,581,211)
Net decrease	(1,259,506)	($16,114,040)	(1,037,603)	($13,752,028)
Series NAV shares
Sold	1,606,894	$20,517,896	5,018,113	$66,035,959
Distributions reinvested	1,902,040	23,761,384	2,718,006	35,620,974
Repurchased	(12,691,068)	(160,776,333)	(3,788,726)	(50,223,586)
Net increase (decrease)	(9,182,134)	($116,497,053)	3,947,393	$51,433,347
Total net increase (decrease)	(11,314,497)	($143,824,351)	1,919,938	$24,517,421

Global Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	61,366	$787,475	111,948	$1,434,604
Distributions reinvested	72,970	909,206	66,595	857,452
Repurchased	(389,390)	(4,966,067)	(624,888)	(7,921,535)
Net decrease	(255,054)	($3,269,386)	(446,345)	($5,629,479)
Series II shares
Sold	214,700	$2,701,643	444,359	$5,600,383
Distributions reinvested	154,886	1,903,554	120,554	1,532,139
Repurchased	(1,521,834)	(19,089,951)	(1,062,465)	(13,195,002)
Net decrease	(1,152,248)	($14,484,754)	(497,552)	($6,062,480)
Series NAV shares
Sold	2,537,723	$32,461,626	2,403,041	$30,104,857
Distributions reinvested	1,020,743	12,667,424	851,515	10,920,850
Repurchased	(31,424,378)	(387,711,171)	(3,416,489)	(43,587,550)
Net decrease	(27,865,912)	($342,582,121)	(161,933)	($2,561,843)
Total net decrease	(29,273,214)	($360,336,261)	(1,105,830)	($14,253,802)

High Yield Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,015,356	$5,395,348	931,315	$5,018,217
Distributions reinvested	896,655	4,546,817	846,493	4,493,362
Repurchased	(3,307,565)	(17,250,137)	(3,246,154)	(17,556,275)
Net decrease	(1,395,554)	($7,307,972)	(1,468,346)	($8,044,696)
Series II shares
Sold	436,320	$2,368,646	904,637	$4,995,297
Distributions reinvested	599,844	3,114,361	584,852	3,173,281
Repurchased	(2,321,002)	(12,451,717)	(2,301,517)	(12,723,278)
Net decrease	(1,284,838)	($6,968,710)	(812,028)	($4,554,700)
Series NAV shares
Sold	3,567,120	$18,538,915	2,734,052	$14,575,606
Distributions reinvested	1,071,810	5,357,388	1,056,079	5,520,410
Repurchased	(4,791,144)	(24,666,591)	(5,675,046)	(29,999,296)
Net decrease	(152,214)	($770,288)	(1,884,915)	($9,903,280)
Total net decrease	(2,832,606)	($15,046,970)	(4,165,289)	($22,502,676)

Investment Quality Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	485,548	$5,296,952	703,759	$7,885,068
Distributions reinvested	464,698	4,962,256	423,026	4,732,125
Repurchased	(2,312,001)	(25,038,251)	(1,725,279)	(19,345,889)
Net decrease	(1,361,755)	($14,779,043)	(598,494)	($6,728,696)
Series II shares
Sold	553,238	$6,031,018	1,289,291	$14,593,193
Distributions reinvested	231,840	2,478,291	217,048	2,430,531
Repurchased	(1,556,200)	(16,877,782)	(1,662,575)	(18,681,180)
Net decrease	(771,122)	($8,368,473)	(156,236)	($1,657,456)
Series NAV shares
Sold	3,307,804	$35,897,142	1,338,981	$14,982,023
Distributions reinvested	128,628	1,369,279	88,330	984,545
Repurchased	(2,906,561)	(31,552,273)	(3,032,485)	(33,662,848)
Net increase (decrease)	529,871	$5,714,148	(1,605,174)	($17,696,280)
Total net decrease	(1,603,006)	($17,433,368)	(2,359,904)	($26,082,432)

84

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Money Market Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	328,945,440	$328,945,439	142,362,326	$142,362,326
Distributions reinvested	20,527,065	20,527,065	8,897,345	8,897,345
Repurchased	(306,524,592)	(306,524,592)	(496,799,218)	(496,799,218)
Net increase (decrease)	42,947,913	$42,947,912	(345,539,547)	($345,539,547)
Series II shares
Sold	1,238,789	$1,238,789	1,431,593	$1,431,593
Distributions reinvested	2,020,686	2,020,686	723,458	723,458
Repurchased	(35,637,272)	(35,637,272)	(40,502,372)	(40,502,372)
Net decrease	(32,377,797)	($32,377,797)	(38,347,321)	($38,347,321)
Series NAV shares
Sold	202,592,577	$202,592,578	201,749,527	$201,749,527
Distributions reinvested	6,055,323	6,055,323	2,509,675	2,509,675
Repurchased	(162,192,391)	(162,192,391)	(200,633,559)	(200,633,559)
Net increase	46,455,509	$46,455,510	3,625,643	$3,625,643
Total net increase (decrease)	57,025,625	$57,025,625	(380,261,225)	($380,261,225)

Select Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	715,401	$9,424,560	1,046,717	$14,147,423
Distributions reinvested	406,399	5,235,078	408,059	5,492,118
Repurchased	(2,756,877)	(36,059,306)	(1,775,971)	(24,069,460)
Net decrease	(1,635,077)	($21,399,668)	(321,195)	($4,429,919)
Series II shares
Sold	12,529,767	$163,360,772	4,532,526	$61,379,591
Distributions reinvested	951,225	12,274,891	928,258	12,511,326
Repurchased	(10,585,904)	(138,659,863)	(6,852,164)	(92,871,091)
Net increase (decrease)	2,895,088	$36,975,800	(1,391,380)	($18,980,174)
Series NAV shares
Sold	20,857,165	$273,466,985	18,509,785	$250,098,366
Distributions reinvested	17,522,058	225,742,205	17,908,206	240,873,500
Repurchased	(101,473,318)	(1,324,623,360)	(27,124,782)	(369,057,373)
Net increase (decrease)	(63,094,095)	($825,414,170)	9,293,209	$121,914,493
Total net increase (decrease)	(61,834,084)	($809,838,038)	7,580,634	$98,504,400

Short Term Government Income Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	230,379	$2,744,761	401,498	$4,899,784
Distributions reinvested	61,630	726,264	45,653	551,243
Repurchased	(535,918)	(6,388,782)	(648,349)	(7,880,796)
Net decrease	(243,909)	($2,917,757)	(201,198)	($2,429,769)
Series II shares
Sold	915,922	$10,909,797	539,770	$6,571,427
Distributions reinvested	37,647	443,919	28,756	347,618
Repurchased	(1,082,882)	(12,922,888)	(997,816)	(12,138,065)
Net decrease	(129,313)	($1,569,172)	(429,290)	($5,219,020)
Series NAV shares
Sold	2,497,762	$29,807,223	1,969,515	$23,947,959
Distributions reinvested	244,614	2,886,808	281,657	3,400,238
Repurchased	(12,837,985)	(153,156,502)	(3,175,716)	(38,661,162)
Net decrease	(10,095,609)	($120,462,471)	(924,544)	($11,312,965)
Total net decrease	(10,468,831)	($124,949,400)	(1,555,032)	($18,961,754)

Strategic Income Opportunities Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	776,653	$10,510,078	2,383,535	$32,791,634
Distributions reinvested	1,216,448	15,679,904	1,102,814	15,162,535
Repurchased	(7,108,853)	(94,434,411)	(4,031,576)	(55,542,320)
Net decrease	(5,115,752)	($68,244,429)	(545,227)	($7,588,151)
Series II shares
Sold	152,774	$2,062,071	356,118	$4,924,438
Distributions reinvested	109,553	1,416,132	95,685	1,319,118
Repurchased	(672,972)	(8,968,811)	(627,731)	(8,677,428)
Net decrease	(410,645)	($5,490,608)	(175,928)	($2,433,872)
Series NAV shares
Sold	802,322	$10,670,185	2,252,316	$30,855,618
Distributions reinvested	261,142	3,355,650	219,758	3,012,376
Repurchased	(1,737,627)	(22,925,690)	(365,898)	(5,032,768)
Net increase (decrease)	(674,163)	($8,899,855)	2,106,176	$28,835,226
Total net increase (decrease)	(6,200,560)	($82,634,892)	1,385,021	$18,813,203

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,173,165	$41,299,528	4,078,237	$41,798,046
Distributions reinvested	697,703	6,762,678	693,670	7,033,373
Repurchased	(3,188,653)	(31,451,009)	(2,916,577)	(29,756,408)
Net increase	1,682,215	$16,611,197	1,855,330	$19,075,011
Series II shares
Sold	1,433,478	$14,177,589	1,026,842	$10,547,069
Distributions reinvested	136,094	1,322,172	158,910	1,612,989
Repurchased	(1,733,780)	(17,193,824)	(2,424,632)	(24,785,322)
Net decrease	(164,208)	($1,694,063)	(1,238,880)	($12,625,264)
Series NAV shares
Sold	4,531,559	$44,842,860	4,232,894	$43,113,197
Distributions reinvested	730,104	7,077,351	749,602	7,595,586
Repurchased	(5,741,570)	(56,710,679)	(6,660,934)	(67,988,151)
Net decrease	(479,907)	($4,790,468)	(1,678,438)	($17,279,368)
Total net increase (decrease)	1,038,100	$10,126,666	(1,061,988)	($10,829,621)

Ultra Short Term Bond Trust	Year Ended 12-31-18		Year Ended 12-31-17
	Shares	Amount	Shares	Amount
Series I shares
Sold	896,384	$10,254,032	1,158,878	$13,368,262
Distributions reinvested	18,039	204,967	15,958	182,354
Repurchased	(810,054)	(9,249,681)	(1,302,411)	(15,013,533)
Net increase (decrease)	104,369	$1,209,318	(127,575)	($1,462,917)
Series II shares
Sold	9,308,400	$106,376,041	5,771,585	$66,547,994
Distributions reinvested	243,317	2,764,923	263,415	3,010,660
Repurchased	(10,545,794)	(120,477,948)	(11,281,374)	(130,034,777)
Net decrease	(994,077)	($11,336,984)	(5,246,374)	($60,476,123)
Series NAV shares
Sold	1,082,973	$12,381,223	1,818,364	$20,915,460
Distributions reinvested	47,418	539,452	30,958	354,108
Repurchased	(922,338)	(10,552,943)	(781,874)	(9,029,965)
Net increase	208,053	$2,367,732	1,067,448	$12,239,603
Total net decrease	(681,655)	($7,759,934)	(4,306,501)	($49,699,437)

Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Core Bond Trust and Strategic Income Opportunities Trust. For Core Bond Trust, affiliates owned 99.98% of Series NAV shares and for Strategic Income Opportunities Trust, affiliates owned 99.98% and 99.94% of Series II and Series NAV shares, respectively. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities, are aggregated for the year ended December 31, 2018.

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$159,435,402	$280,561,873	$138,565,170	$322,535,484
Core Bond Trust	2,740,523,111	1,412,550,016	2,889,995,226	1,381,945,127
Global Bond Trust	15,405,177	178,082,831	15,731,062	453,505,403
High Yield Trust	—	118,711,411	—	130,386,468
Investment Quality Bond Trust	28,592,089	115,990,822	46,597,926	100,908,997
Select Bond Trust	4,314,532,269	2,877,775,149	4,829,274,487	2,953,188,311
Short Term Government Income Trust	46,356,454	26,641,904	82,542,285	78,268,040
Strategic Income Opportunities Trust	—	335,366,250	—	415,669,753
Total Bond Market Trust	34,814,186	124,373,291	14,053,586	107,451,870
Ultra Short Term Bond Trust	14,827,734	105,033,430	—	105,804,136

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of each portfolio’s net assets. The following portfolios had an affiliated ownership of 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
Core Bond Trust	63.8%
Select Bond Trust	91.2%

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9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Certain portfolios may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Active Bond Trust
John Hancock Collateral Trust*	672,603	20,381,091	(20,654,295)	399,399	—	—	($675)	$799	$3,995,263
Core Bond Trust
John Hancock Collateral Trust*	156,215	47,077,360	(46,751,082)	482,493	—	—	($6,090)	$195	$4,826,474
High Yield Trust
John Hancock Collateral Trust*	666,865	9,555,006	(9,631,086)	590,785	—	—	($1,576)	$561	$5,909,757
Investment Quality Bond Trust
John Hancock Collateral Trust*	39,782	1,536,937	(1,565,915)	10,804	—	—	($229)	$13	$108,071
Select Bond Trust
John Hancock Collateral Trust*	392,442	247,559,601	(240,276,853)	7,675,190	—	—	($24,116)	$5,534	$76,776,463
Short Term Government Income Trust
John Hancock Collateral Trust*	—	3,159,833	(1,685,265)	1,474,568	—	—	$436	$147	$14,750,397
Strategic Income Opportunities Trust
John Hancock Collateral Trust*	—	4,994,172	(4,437,818)	556,354	—	—	($471)	$290	$5,565,324
Total Bond Market Trust
John Hancock Collateral Trust*	217,030	6,668,456	(6,591,853)	293,633	—	—	$583	$99	$2,937,267
Ultra Short Term Bond Trust
John Hancock Collateral Trust*	—	7,056,361	(6,923,902)	132,459	—	—	($1,579)	$79	$1,325,013

*Refer to the Securities lending note within Note 2 for details regarding this investment.

10.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Portfolio	Purchases	Sales
Active Bond Trust	—	$12,450,173
Global Bond Trust	$19,469,459	71,124,180

11.  DIRECT PLACEMENT SECURITIES Certain portfolios may hold private placement securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the direct placement securities held at December 31, 2018.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of portfolio’s net assets		Value as of 12-31-18
High Yield Trust	New Cotai, Inc., Class B	4/12/2013	—	3	3	0.0	%*	$47,989

*Less than 0.05%

12.  OTHER MATTERS  In or around May 2015, certain John Hancock Funds were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The original defendant, JHVIT U.S. High Yield Bond Trust, merged into High Yield Trust on November 5, 2010. The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the “Term Loan”) and argues that because certain of the collateral securing the Term Loan was allegedly released, the Term Loan is undersecured. The total amount at issue for High Yield Trust is approximately $9.1 million. The John Hancock Funds have joined a group of defendants represented by the law firm Kasowitz, Benson, Torres & Friedman LLP (the “Joint Defense Group”), and, through counsel, have been vigorously defending the action. Additionally, the John Hancock Funds have brought cross-claims against JPMorgan Chase Bank N.A. (“JPMorgan”) related to JPMorgan’s actions as administrative agent of the Term Loan.

The trial on the value of the remaining collateral commenced on April 24, 2017, and closing arguments took place on June 5, 2017. The trial focused on 40 representative assets (the “Representative Assets”), and addressed, inter alia: (1) whether the Representative Assets are fixtures and thus constitute the Term Loan Lenders’ remaining collateral, and (2) the value of, and the valuation methodology that should apply in valuing, each of the Representative Assets. On September 26, 2017 the judge issued an opinion on October 10, 2017, the plaintiffs filed a motion for permission to appeal the judge’s decision, which was subsequently denied on September 7, 2018. On December 12, 2017, the parties commenced mediation to try and extrapolate the Bankruptcy Court’s decision to each asset that may constitute the Term Loan Lenders’ remaining collateral.

With respect to the Hancock Funds’ cross-claims against JPMorgan, limited discovery is currently ongoing and dispositive motions on the cross-claims are not expected until after the mediation concludes. JPMorgan has agreed to extend the cross-claims filing deadline until October 31, 2019.

High Yield Trust cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to High Yield Trust, or if High Yield Trust enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on High Yield Trust’s net asset value.

13.  NEW ACCOUNTING PRONOUNCEMENT In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the ASU to have an impact on the portfolios’ net assets or total returns. Depending upon holdings of the portfolios, the shortening of the premium amortization period could decrease interest income with a corresponding offset to unrealized gain (loss).

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John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of each of the funds listed in the table below (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the John Hancock Variable Insurance Trust	Statement of operations	Statements of changes in net assets	Financial Highlights
Active Bond Trust
Core Bond Trust
Global Bond Trust
High Yield Trust
Investment Quality Bond Trust
Select Bond Trust
Short Term Government Income Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Ultra Short Term Bond Trust
	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the five years in the period ended December 31, 2018
Money Market Trust	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013); Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport); Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010); Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010); Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014); Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988); Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991); Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions); Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013); Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov).

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

92

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer***

* Member of the Audit Committee
† Non-Independent Trustee
\# Effective 6-19-18
** Effective 9-13-18

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/18
2/19

1115017: 1218

John Hancock

John Hancock Variable Insurance Trust

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Annual Report
December 31, 2018

John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	10

Portfolio of investments (See below for each portfolio’s page #)	12–17

Statements of assets and liabilities	18

Statements of operations	19

Statements of changes in net assets	20

Financial highlights	22

Notes to financial statements	25

Report of independent registered public accounting firm	36

Trustees and officers information	37

For more information	40

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Managed Volatility Aggressive Portfolio	5	12
Managed Volatility Growth Portfolio	6	13
Managed Volatility Balanced Portfolio	7	14
Managed Volatility Moderate Portfolio	8	15
Managed Volatility Conservative Portfolio	9	16

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Managed Volatility Portfolio of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2018. The views expressed are those of the portfolio managers as of December 31, 2018, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the Trust prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. The Managed Volatility Portfolios are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Managed Volatility Portfolio.

3

John Hancock Variable Insurance Trust

Portfolio Managers’ Commentary

Performance  >  For the year ended December 31, 2018, Managed Volatility Aggressive Trust Series I shares declined 8.46% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index declined 7.80%.

For the year ended December 31, 2018, Managed Volatility Growth Trust Series I shares declined 6.54% and a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index declined 5.30%.

For the year ended December 31, 2018, Managed Volatility Balanced Trust Series I shares declined 4.89% and a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index declined 3.71%.

For the year ended December 31, 2018, Managed Volatility Moderate Trust Series I shares declined 3.99% and a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index declined 2.93%.

For the year ended December 31, 2018, Managed Volatility Conservative Trust Series I shares declined 2.18% and a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index declined 1.43%.

Environment  >  Although 2018 was a year for the record books, it was one that investors would rather forget. It was the worst year for U.S. stocks since 2008, and only the second year in the past decade that both the Dow Jones Industrial Average and the S&P 500 Index declined. December was particularly difficult for U.S. stocks, which recorded their worst showing for that month since 1931 — a time when the market was careening toward the lows of the Great Depression.

Foreign stocks in developed markets finished the year considerably behind their U.S. counterparts. A stronger U.S. dollar, especially in the second quarter, hindered the performance of these equities. Slowing economic growth in some key countries and the prospect of less-accommodative monetary policy by the European Central Bank also hampered returns.

Despite outperforming developed markets stocks in the fourth quarter, emerging-market equities fared relatively poorly over 2018 amid rising U.S. interest rates, unfavorable currency movements, and weakening economic growth in China.

In the bond market, U.S. Treasury yields rose (and prices fell) in January, as well as in September and early October. Treasury yields then declined late in the year, as investors grew more pessimistic about global growth and as stock prices continued to fall. Still, in most cases, Treasury yields were higher over the full year, with the 10-year Treasury yield increasing from 2.40% at the end of 2017 to 2.69% on December 31, 2018. Shorter-duration yields also rose, reflecting the U.S. Federal Reserve’s four 0.25% interest-rate increases in 2018. Higher yields represented a headwind for investment-grade debt securities. High-yield bonds (generally those rated BB and lower), which were influenced by weakness in stocks, generally underperformed investment-grade debt securities.

Within all five strategies, manager selection had a negative impact on relative performance, with large-cap equity managers largely falling behind in a difficult market. An overweight position in emerging-market equities detracted from returns, as emerging-market equities trailed global equities. In terms of fixed income, within the Balanced, Moderate, and Conservative strategies an overweight position in non-U.S. bonds detracted from returns, as this asset class underperformed core U.S. fixed income. As the equity markets began to decline late in the year, the Managed Volatility portfolios began to reduce the risk partly through the use of futures for the portfolios with the highest equity exposure. This was an advantage for those portfolios in the fourth quarter; however, the managed volatility overlay was not a consistent benefit during the full year.

From an asset class perspective, an underweight position in U.S. mid-cap stocks (which were considerably weaker overall than larger caps) was a modest positive factor. An underweight position in international developed markets equity also contributed to returns, as non-U.S. developed markets equity trailed broader global equity.

4

Managed Volatility Aggressive Portfolio

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and primarily invests in equity funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	86.2
U.S. Large Cap	35.6
Large Blend	19.6
Emerging-Markets Equity	11.0
U.S. Mid Cap	9.8
U.S. Small Cap	6.4
International Equity	3.8
Unaffiliated Investment Companies	10.0
Equity	10.0
Short-term investments and other	3.8

*	As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Managed Volatility Aggressive Portfolio Series I	–8.46%	1.82%	9.09%	9.43%	138.77%
Managed Volatility Aggressive Portfolio Series II	–8.61%	1.62%	8.88%	8.36%	134.08%
Managed Volatility Aggressive Portfolio Series NAV	–8.32%	1.89%	9.16%	9.81%	140.15%
S&P 500 Index[2,4]	–4.38%	8.49%	13.12%	50.33%	243.04%
Blended Index[3,4]	–7.80%	5.71%	11.16%	32.00%	187.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Managed Volatility Growth Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	69.1
Large Blend	32.8
U.S. Large Cap	17.9
Emerging-Markets Equity	6.5
U.S. Mid Cap	5.3
U.S. Small Cap	3.5
International Equity	3.1
International Small Cap
Fixed Income	28.3
Intermediate Bond	28.3
Alternative	0.2
Absolute Return	0.2
Unaffiliated investment companies	0.2
Equity	0.2
Short-term investments and other	2.2

*	As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Managed Volatility Growth Portfolio Series I	–6.54%	2.24%	8.45%	11.70%	125.01%
Managed Volatility Growth Portfolio Series II	–6.70%	2.04%	8.22%	10.62%	120.42%
Managed Volatility Growth Portfolio Series NAV	–6.55%	2.29%	8.49%	11.96%	125.92%
S&P 500 Index[2,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	0.01%	2.52%	3.48%	13.26%	40.75%
Blended Index[4,5]	–5.30%	4.89%	9.04%	26.94%	137.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 21% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Managed Volatility Balanced Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	49.1
Large Blend	22.6
U.S. Large Cap	15.0
Emerging-Markets Equity	4.0
U.S. Mid Cap	3.6
U.S. Small Cap	2.3
International Equity	1.6
Fixed Income	49.2
Intermediate Bond	49.2
Alternative	0.3
Absolute Return	0.3
Short-term investments and other	1.4

*	As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Managed Volatility Balanced Portfolio Series I	–4.89%	3.01%	7.96%	15.97%	115.11%
Managed Volatility Balanced Portfolio Series II	–5.04%	2.80%	7.75%	14.82%	110.85%
Managed Volatility Balanced Portfolio Series NAV	–4.82%	3.05%	8.02%	16.23%	116.28%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	0.01%	2.52%	3.48%	13.26%	40.75%
S&P 500 Index[3,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Blended Index[4,5]	–3.71%	4.27%	7.54%	23.27%	106.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	The Blended Index is composed of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

Managed Volatility Moderate Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	39.2
Large Blend	18.9
U.S. Large Cap	13.1
U.S. Mid Cap	2.6
Emerging-Markets Equity	2.5
U.S. Small Cap	1.4
International Equity	0.7
Fixed Income	59.3
Intermediate Bond	59.3
Alternative	0.4
Absolute Return	0.4
Short-term investments and other	1.1

*	As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Managed Volatility Moderate Portfolio Series I	–3.99%	3.30%	7.52%	17.61%	106.53%
Managed Volatility Moderate Portfolio Series II	–4.12%	3.10%	7.31%	16.47%	102.44%
Managed Volatility Moderate Portfolio Series NAV	–3.94%	3.35%	7.57%	17.89%	107.43%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	0.01%	2.52%	3.48%	13.26%	40.75%
S&P 500 Index[3,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Blended Index[4,5]	–2.93%	3.95%	6.76%	21.36%	92.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	The Blended Index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, 12% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

Managed Volatility Conservative Portfolio

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	19.6
Large Blend	9.3
U.S. Large Cap	7.4
U.S. Mid Cap	1.2
Emerging-Markets Equity	1.0
U.S. Small Cap	0.7
Fixed Income	79.0
Intermediate Bond	79.0
Alternative	0.5
Global Conservative Absolute Return	0.5
Short-term investments and other	0.9

*	As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2018	1-year	5-year	10-year	5-year	10-year
Managed Volatility Conservative Portfolio Series I	–2.18%	2.99%	6.10%	15.89%	80.83%
Managed Volatility Conservative Portfolio Series II	–2.39%	2.79%	5.89%	14.75%	77.19%
Managed Volatility Conservative Portfolio Series NAV	–2.21%	3.02%	6.14%	16.04%	81.52%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	0.01%	2.52%	3.48%	13.26%	40.75%
S&P 500 Index[3,5]	–4.38%	8.49%	13.12%	50.33%	243.04%
Blended Index[4,5]	–1.43%	3.26%	5.15%	17.39%	65.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	The Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

9

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Managed Volatility Portfolio, you incur ongoing costs, including management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio[2]
Managed Volatility Aggressive Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 903.20	$0.53	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Series II	Actual expenses/actual returns	1,000.00	902.50	1.49	0.31%
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%
Series NAV	Actual expenses/actual returns	1,000.00	903.90	0.29	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Managed Volatility Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 929.50	$0.49	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Series II	Actual expenses/actual returns	1,000.00	928.50	1.46	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series NAV	Actual expenses/actual returns	1,000.00	929.30	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Managed Volatility Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 949.70	$0.49	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Series II	Actual expenses/actual returns	1,000.00	948.90	1.47	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series NAV	Actual expenses/actual returns	1,000.00	950.30	0.25	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Managed Volatility Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 959.40	$0.49	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Series II	Actual expenses/actual returns	1,000.00	958.80	1.48	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series NAV	Actual expenses/actual returns	1,000.00	959.90	0.25	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
10

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio[2]
Managed Volatility Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$ 985.10	$0.50	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Series II	Actual expenses/actual returns	1,000.00	984.70	1.50	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series NAV	Actual expenses/actual returns	1,000.00	984.70	0.25	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Aggressive Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 86.2%
Equity - 86.2%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	1,028,854	$31,863,618
Capital Appreciation, Series NAV, JHVIT (Jennison)	272,706	3,302,468
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	2,763,999	25,815,746
Equity Income, Series NAV, JHVIT (T. Rowe Price)	2,347,297	31,876,295
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	794,778	30,916,877
Fundamental Large Cap Value, Class NAV, JHF II (JHAM) (B)(C)	308,571	3,199,877
Mid Cap Stock, Series NAV, JHVIT (Wellington)	755,854	12,093,665
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,282,606	12,082,146
Multifactor Developed International ETF, JHETF (DFA)	506,859	12,935,042
Multifactor Emerging Markets ETF, JHETF (DFA)	490,805	11,396,492
Multifactor Large Cap ETF, JHETF (DFA)	595,345	19,080,807
Multifactor Mid Cap ETF, JHETF (DFA)	297,249	9,048,260
Multifactor Small Cap ETF, JHETF (DFA)	573,906	12,981,754
Small Cap Growth, Class NAV, JHF II (Redwood) (D)	294,838	4,257,454
Small Cap Value, Series NAV, JHVIT (Wellington)	273,967	4,257,454
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	3,866,417	66,231,717
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $325,238,568)		$291,339,672
UNAFFILIATED INVESTMENT COMPANIES - 10.0%
Equity - 10.0%
Fidelity International Index Fund	925,502	33,642,010
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $34,777,695)		$33,642,010
SHORT-TERM INVESTMENTS - 1.0%
Commercial paper - 0.0%
President & Fellows of Harvard College 2.340%, 01/04/2019 *	$150,000	149,961
Managed Volatility Aggressive Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government - 0.2%
U.S. Treasury Bill 2.290%, 01/22/2019 *	$560,000	$559,274
U.S. Government Agency - 0.7%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	456,000	456,000
Federal Home Loan Bank Discount Note
2.150%, 01/02/2019 *	1,711,000	1,711,000
2.320%, 01/16/2019 *	390,000	389,639
		2,556,639
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.4366% (E)	203,775	203,775
TOTAL SHORT-TERM INVESTMENTS (Cost $3,469,493)		$3,469,649
Total Investments (Managed Volatility Aggressive Portfolio) (Cost $363,485,756) - 97.2%		$328,451,331
Other assets and liabilities, net - 2.8%		9,434,969
TOTAL NET ASSETS - 100.0%		$337,886,300
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Small Company Growth Fund.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
British Pound Currency Futures	73	Short	Mar 2019	$(5,767,417)	$(5,835,438)	$(68,021)
Euro FX Futures	86	Short	Mar 2019	(12,331,989)	(12,386,688)	(54,699)
Euro STOXX 50 Index Futures	362	Short	Mar 2019	(12,500,452)	(12,335,003)	165,449
FTSE 100 Index Futures	69	Short	Mar 2019	(5,864,016)	(5,856,416)	7,600
Japanese Yen Currency Futures	61	Short	Mar 2019	(6,843,674)	(6,992,888)	(149,214)
MSCI Emerging Markets Index Futures	418	Short	Mar 2019	(20,261,747)	(20,206,120)	55,627
Nikkei 225 Index Futures	38	Short	Mar 2019	(7,140,817)	(6,933,990)	206,827
Russell 2000 E-Mini Index Futures	82	Short	Mar 2019	(5,676,410)	(5,530,900)	145,510
S&P 500 Index E-Mini Futures	566	Short	Mar 2019	(72,279,458)	(70,897,160)	1,382,298
S&P Mid 400 Index E-Mini Futures	87	Short	Mar 2019	(14,808,086)	(14,461,140)	346,946
						$2,038,323

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.6%
Equity - 69.1%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	12,595,838	$390,093,092
Capital Appreciation, Series NAV, JHVIT (Jennison)	1,332,976	16,142,336
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	39,382,661	367,834,051
Equity Income, Series NAV, JHVIT (T. Rowe Price)	28,539,165	387,561,858
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	10,425,409	405,548,392
Fundamental Large Cap Value, Class NAV, JHF II (JHAM) (B)(C)	2,552,052	26,464,783
Mid Cap Stock, Series NAV, JHVIT (Wellington)	9,056,694	144,907,097
Mid Value, Series NAV, JHVIT (T. Rowe Price)	15,528,178	146,275,433
Multifactor Developed International ETF, JHETF (DFA)	9,838,683	251,083,190
Multifactor Emerging Markets ETF, JHETF (DFA)	7,143,056	165,861,760
Multifactor Large Cap ETF, JHETF (DFA)	7,728,647	247,703,136
Multifactor Mid Cap ETF, JHETF (DFA)	4,790,021	145,808,239
Multifactor Small Cap ETF, JHETF (DFA)	7,078,166	160,108,115
Small Cap Growth, Class NAV, JHF II (Redwood) (D)	4,296,673	62,043,964
Small Cap Value, Series NAV, JHVIT (Wellington)	3,996,832	62,110,772
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	157,744,193	2,702,158,030
		5,681,704,248
Fixed income - 28.3%
Bond, Class NAV, JHSB (JHAM) (B)(C)	39,444,500	599,950,852
Core Bond, Series NAV, JHVIT (Wells Capital)	16,565,841	209,060,920
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(E)	117,024,515	1,518,978,201
		2,327,989,973
Alternative - 0.2%
Global Conservative Absolute Return, Class NAV, JHBT (Aberdeen) (F)	2,232,397	20,671,992
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $8,225,654,438)		$8,030,366,213
UNAFFILIATED INVESTMENT COMPANIES - 0.2%
Equity - 0.2%
Fidelity International Index Fund	374,858	13,626,093
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $14,084,305)		$13,626,093
Managed Volatility Growth Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.9%
Commercial paper - 0.1%
ONE Gas, Inc. 2.520%, 01/16/2019 *	$3,520,000	$3,516,156
President & Fellows of Harvard College 2.340%, 01/04/2019 *	6,405,000	6,403,350
		9,919,506
U.S. Government - 0.1%
U.S. Treasury Bill 2.290%, 01/22/2019 *	9,715,000	9,702,398
U.S. Government Agency - 0.6%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	7,532,000	7,532,000
Federal Home Loan Bank Discount Note
2.150%, 01/02/2019 *	28,238,000	28,238,000
2.320%, 01/16/2019 *	12,945,000	12,933,013
		48,703,013
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (G)	3,400,614	3,400,614
TOTAL SHORT-TERM INVESTMENTS (Cost $71,723,068)		$71,725,531
Total Investments (Managed Volatility Growth Portfolio) (Cost $8,311,461,811) - 98.7%		$8,115,717,837
Other assets and liabilities, net - 1.3%		108,702,083
TOTAL NET ASSETS - 100.0%		$8,224,419,920
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Small Company Growth Fund.
(E)	Formerly known as Bond Trust.
(F)	Non-income producing.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
British Pound Currency Futures	857	Short	Mar 2019	$(67,800,018)	$(68,506,438)	$(706,420)
Euro FX Futures	1,089	Short	Mar 2019	(156,315,908)	(156,850,031)	(534,123)
Euro STOXX 50 Index Futures	4,597	Short	Mar 2019	(157,473,494)	(156,640,914)	832,580
FTSE 100 Index Futures	805	Short	Mar 2019	(68,065,998)	(68,324,857)	(258,859)
Japanese Yen Currency Futures	717	Short	Mar 2019	(80,716,902)	(82,195,088)	(1,478,186)
MSCI Emerging Markets Index Futures	4,324	Short	Mar 2019	(208,726,868)	(209,022,160)	(295,292)
Nikkei 225 Index Futures	451	Short	Mar 2019	(83,642,279)	(82,295,514)	1,346,765
Russell 2000 E-Mini Index Futures	1,039	Short	Mar 2019	(70,898,386)	(70,080,550)	817,836
S&P 500 Index E-Mini Futures	7,691	Short	Mar 2019	(968,833,979)	(963,374,660)	5,459,319
The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Growth Portfolio (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	1,136	Short	Mar 2019	(190,646,583)	(188,825,920)	$1,820,663
						$7,004,283

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Managed Volatility Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.6%
Equity - 49.1%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	8,416,064	$260,645,493
Capital Appreciation, Series NAV, JHVIT (Jennison)	1,672,193	20,250,263
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	19,624,227	183,290,283
Equity Income, Series NAV, JHVIT (T. Rowe Price)	19,122,671	259,685,877
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	6,158,331	239,559,085
Fundamental Large Cap Value, Class NAV, JHF II (JHAM) (B)(C)	3,583,025	37,155,968
Mid Cap Stock, Series NAV, JHVIT (Wellington)	4,285,336	68,565,382
Mid Value, Series NAV, JHVIT (T. Rowe Price)	7,233,502	68,139,586
Multifactor Developed International ETF, JHETF (DFA)	4,003,892	102,179,324
Multifactor Emerging Markets ETF, JHETF (DFA)	3,458,359	80,303,096
Multifactor Large Cap ETF, JHETF (DFA)	5,133,964	164,543,546
Multifactor Mid Cap ETF, JHETF (DFA)	3,271,665	99,589,483
Multifactor Small Cap ETF, JHETF (DFA)	3,387,351	76,621,880
Small Cap Growth, Class NAV, JHF II (Redwood) (D)	2,523,885	36,444,898
Small Cap Value, Series NAV, JHVIT (Wellington)	2,339,909	36,362,193
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	87,107,199	1,492,146,325
		3,225,482,682
Fixed income - 49.2%
Bond, Class NAV, JHSB (JHAM) (B)(C)	54,752,397	832,783,961
Core Bond, Series NAV, JHVIT (Wells Capital)	22,946,493	289,584,739
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(E)	162,209,254	2,105,476,112
		3,227,844,812
Alternative - 0.3%
Global Conservative Absolute Return, Class NAV, JHBT (Aberdeen) (F)	2,147,306	19,884,054
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,713,048,965)		$6,473,211,548
SHORT-TERM INVESTMENTS - 0.9%
Commercial paper - 0.2%
ONE Gas, Inc. 2.520%, 01/16/2019 *	$3,900,000	3,895,741
President & Fellows of Harvard College 2.340%, 01/04/2019 *	5,180,000	5,178,666
		9,074,407
Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government - 0.1%
U.S. Treasury Bill 2.290%, 01/22/2019 *	$6,880,000	$6,871,075
U.S. Government Agency - 0.6%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	4,100,000	4,100,000
Federal Home Loan Bank Discount Note
2.150%, 01/02/2019 *	15,371,000	15,371,000
2.320%, 01/09/2019 *	10,840,000	10,834,981
2.320%, 01/16/2019 *	7,990,000	7,982,601
		38,288,582
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (G)	2,143,387	2,143,387
TOTAL SHORT-TERM INVESTMENTS (Cost $56,375,630)		$56,377,451
Total Investments (Managed Volatility Balanced Portfolio) (Cost $6,769,424,595) - 99.5%		$6,529,588,999
Other assets and liabilities, net - 0.5%		34,813,249
TOTAL NET ASSETS - 100.0%		$6,564,402,248
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Small Company Growth Fund.
(E)	Formerly known as Bond Trust.
(F)	Non-income producing.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
British Pound Currency Futures	238	Short	Mar 2019	$(18,885,990)	$(19,025,125)	$(139,135)
Euro FX Futures	307	Short	Mar 2019	(44,097,130)	(44,217,594)	(120,464)
Euro STOXX 50 Index Futures	1,318	Short	Mar 2019	(44,667,739)	(44,910,316)	(242,577)
FTSE 100 Index Futures	228	Short	Mar 2019	(19,138,028)	(19,351,637)	(213,609)
Japanese Yen Currency Futures	213	Short	Mar 2019	(24,063,255)	(24,417,788)	(354,533)
MSCI Emerging Markets Index Futures	1,235	Short	Mar 2019	(59,341,696)	(59,699,900)	(358,204)
Nikkei 225 Index Futures	136	Short	Mar 2019	(24,966,755)	(24,816,386)	150,369
Russell 2000 E-Mini Index Futures	313	Short	Mar 2019	(20,893,069)	(21,111,850)	(218,781)
S&P 500 Index E-Mini Futures	2,592	Short	Mar 2019	(320,354,519)	(324,673,920)	(4,319,401)
S&P Mid 400 Index E-Mini Futures	351	Short	Mar 2019	(57,741,163)	(58,343,220)	(602,057)
						$(6,418,392)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Managed Volatility Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.9%
Equity - 39.2%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	2,180,947	$67,543,919
Capital Appreciation, Series NAV, JHVIT (Jennison)	1,040,639	12,602,142
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	3,568,536	33,330,125
Equity Income, Series NAV, JHVIT (T. Rowe Price)	4,932,510	66,983,483
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	1,414,322	55,017,119
Fundamental Large Cap Value, Class NAV, JHF II (JHAM) (B)(C)	1,173,376	12,167,912
Mid Cap Stock, Series NAV, JHVIT (Wellington)	1,128,408	18,054,524
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,937,472	18,250,988
Multifactor Developed International ETF, JHETF (DFA)	509,781	13,009,611
Multifactor Emerging Markets ETF, JHETF (DFA)	625,592	14,526,246
Multifactor Large Cap ETF, JHETF (DFA)	1,128,329	36,162,944
Multifactor Mid Cap ETF, JHETF (DFA)	412,022	12,541,950
Multifactor Small Cap ETF, JHETF (DFA)	459,077	10,384,322
Small Cap Growth, Class NAV, JHF II (Redwood) (D)	590,961	8,533,471
Small Cap Value, Series NAV, JHVIT (Wellington)	550,497	8,554,730
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	20,940,003	358,702,256
		746,365,742
Fixed income - 59.3%
Bond, Class NAV, JHSB (JHAM) (B)(C)	19,171,858	291,603,968
Core Bond, Series NAV, JHVIT (Wells Capital)	8,040,543	101,471,655
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(E)	56,796,425	737,217,596
		1,130,293,219
Alternative - 0.4%
Global Conservative Absolute Return, Class NAV, JHBT (Aberdeen) (F)	833,043	7,713,983
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,971,795,144)		$1,884,372,944
Managed Volatility Moderate Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.8%
Commercial paper - 0.1%
ONE Gas, Inc. 2.520%, 01/16/2019 *	$1,045,000	$1,043,859
President & Fellows of Harvard College 2.340%, 01/04/2019 *	1,540,000	1,539,603
		2,583,462
U.S. Government - 0.1%
U.S. Treasury Bill 2.290%, 01/22/2019 *	1,905,000	1,902,529
U.S. Government Agency - 0.6%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	1,174,000	1,174,000
Federal Home Loan Bank Discount Note
2.150%, 01/02/2019 *	4,403,000	4,403,000
2.320%, 01/09/2019 *	2,895,000	2,893,660
2.320%, 01/16/2019 *	2,445,000	2,442,735
		10,913,395
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (G)	647,717	647,717
TOTAL SHORT-TERM INVESTMENTS (Cost $16,046,589)		$16,047,103
Total Investments (Managed Volatility Moderate Portfolio) (Cost $1,987,841,733) - 99.7%		$1,900,420,047
Other assets and liabilities, net - 0.3%		5,683,445
TOTAL NET ASSETS - 100.0%		$1,906,103,492
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Small Company Growth Fund.

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio (continued)
(E)	Formerly known as Bond Trust.
(F)	Non-income producing.
(G)	The rate shown is the annualized seven-day yield as of 12-31-18.
Managed Volatility Moderate Portfolio (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
British Pound Currency Futures	27	Short	Mar 2019	$(2,144,466)	$(2,158,313)	$(13,847)
Euro FX Futures	36	Short	Mar 2019	(5,176,688)	(5,185,125)	(8,437)
Euro STOXX 50 Index Futures	149	Short	Mar 2019	(4,992,479)	(5,077,115)	(84,636)
FTSE 100 Index Futures	26	Short	Mar 2019	(2,166,841)	(2,206,766)	(39,925)
Japanese Yen Currency Futures	23	Short	Mar 2019	(2,613,265)	(2,636,663)	(23,398)
MSCI Emerging Markets Index Futures	122	Short	Mar 2019	(5,821,483)	(5,897,480)	(75,997)
Nikkei 225 Index Futures	14	Short	Mar 2019	(2,511,372)	(2,554,627)	(43,255)
Russell 2000 E-Mini Index Futures	35	Short	Mar 2019	(2,295,115)	(2,360,750)	(65,635)
S&P 500 Index E-Mini Futures	317	Short	Mar 2019	(38,555,750)	(39,707,420)	(1,151,670)
S&P Mid 400 Index E-Mini Futures	38	Short	Mar 2019	(6,143,558)	(6,316,360)	(172,802)
						$(1,679,602)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Managed Volatility Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.1%
Equity - 19.6%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	742,753	$23,003,068
Capital Appreciation, Series NAV, JHVIT (Jennison)	239,578	2,901,287
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	856,015	7,995,183
Equity Income, Series NAV, JHVIT (T. Rowe Price)	1,645,897	22,351,280
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	528,300	20,550,861
Fundamental Large Cap Value, Class NAV, JHF II (JHAM) (B)(C)	263,907	2,736,714
Multifactor Developed International ETF, JHETF (DFA)	18,829	480,516
Multifactor Emerging Markets ETF, JHETF (DFA)	147,175	3,417,404
Multifactor Large Cap ETF, JHETF (DFA)	333,512	10,689,060
Multifactor Mid Cap ETF, JHETF (DFA)	429,501	13,074,010
Multifactor Small Cap ETF, JHETF (DFA)	344,636	7,795,666
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	5,990,400	102,615,555
		217,610,604
Fixed income - 79.0%
Bond, Class NAV, JHSB (JHAM) (B)(C)	14,965,406	227,623,830
Core Bond, Series NAV, JHVIT (Wells Capital)	6,252,703	78,909,116
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	44,241,551	574,255,335
		880,788,281
Alternative - 0.5%
Global Conservative Absolute Return, Class NAV, JHBT (Aberdeen) (E)	605,449	5,606,459
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,157,501,053)		$1,104,005,344
Managed Volatility Conservative Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.7%
Commercial paper - 0.1%
ONE Gas, Inc. 2.520%, 01/16/2019 *	$535,000	$534,416
President & Fellows of Harvard College 2.340%, 01/04/2019 *	725,000	724,813
		1,259,229
U.S. Government - 0.1%
U.S. Treasury Bill 2.290%, 01/22/2019 *	940,000	938,781
U.S. Government Agency - 0.5%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	622,000	622,000
Federal Home Loan Bank Discount Note
2.150%, 01/02/2019 *	2,329,000	2,329,000
2.320%, 01/09/2019 *	1,490,000	1,489,310
2.320%, 01/16/2019 *	1,230,000	1,228,861
		5,669,171
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (F)	335,756	335,756
TOTAL SHORT-TERM INVESTMENTS (Cost $8,202,666)		$8,202,937
Total Investments (Managed Volatility Conservative Portfolio) (Cost $1,165,703,719) - 99.8%		$1,112,208,281
Other assets and liabilities, net - 0.2%		2,522,977
TOTAL NET ASSETS - 100.0%		$1,114,731,258
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Managed Volatility Conservative Portfolio (continued)
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
Managed Volatility Conservative Portfolio (continued)
(D)	Formerly known as Bond Trust.
(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
British Pound Currency Futures	10	Long	Mar 2019	$788,827	$799,375	$10,548
Euro FX Futures	13	Long	Mar 2019	1,864,039	1,872,406	8,367
Euro STOXX 50 Index Futures	60	Long	Mar 2019	2,093,147	2,044,476	(48,671)
FTSE 100 Index Futures	10	Long	Mar 2019	854,672	848,756	(5,916)
Japanese Yen Currency Futures	8	Long	Mar 2019	895,222	917,100	21,878
MSCI Emerging Markets Index Futures	47	Long	Mar 2019	2,278,505	2,271,980	(6,525)
Nikkei 225 Index Futures	5	Long	Mar 2019	944,885	912,367	(32,518)
Russell 2000 E-Mini Index Futures	11	Long	Mar 2019	758,025	741,950	(16,075)
S&P 500 Index E-Mini Futures	153	Long	Mar 2019	19,538,552	19,164,780	(373,772)
S&P Mid 400 Index E-Mini Futures	18	Long	Mar 2019	3,057,900	2,991,960	(65,940)
						$(508,624)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment companies
Subadvisors of Affiliated Underlying Funds
Aberdeen Standard Investments Inc.	(Aberdeen)
Dimensional Fund Advisors, LP	(DFA)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Redwood Investments, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2018

Assets	Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Unaffiliated investments, at value	$37,111,659	$85,351,624	$56,377,451	$16,047,103	$8,202,937
Affiliated investments, at value	291,339,672	8,030,366,213	6,473,211,548	1,884,372,944	1,104,005,344
Total investments, at value	328,451,331	8,115,717,837	6,529,588,999	1,900,420,047	1,112,208,281
Receivable for futures variation margin	—	—	—	—	225,629
Cash	207	674	—	—	—
Foreign currency, at value	1,969,868	20,784,419	7,552,650	1,386,478	340,320
Collateral held at broker for futures contracts	8,500,000	102,000,000	32,000,000	4,900,000	2,000,000
Dividends and interest receivable	50,687	2,699,912	3,434,360	1,186,355	917,834
Receivable for fund shares sold	52,211	221,341	102,484	140,526	10,357
Receivable for investments sold	416,673	4,977,224	5,507,474	1,200,488	571,202
Receivable for securities lending income	395	—	—	—	—
Receivable from affiliates	912	11,788	9,394	3,089	1,878
Other assets	2,469	2,468	2,962	2,468	2,468
Total assets	339,444,753	8,246,415,663	6,578,198,323	1,909,239,451	1,116,277,969
Liabilities
Payable for futures variation margin	1,049,064	14,138,444	4,638,847	547,883	—
Payable for investments purchased	—	2,480,565	3,390,471	1,181,443	914,325
Payable for fund shares repurchased	465,372	5,066,143	5,512,345	1,310,827	563,485
Payable to affiliates
Accounting and legal services fees	7,508	182,514	146,954	42,741	24,955
Trustees' fees	309	7,296	5,841	1,733	1,054
Other liabilities and accrued expenses	36,200	120,781	101,617	51,332	42,892
Total liabilities	1,558,453	21,995,743	13,796,075	3,135,959	1,546,711
Net assets	$337,886,300	$8,224,419,920	$6,564,402,248	$1,906,103,492	$1,114,731,258
Net assets consist of
Paid-in capital	$336,923,842	$7,821,789,011	$6,525,967,152	$1,928,665,635	$1,181,596,549
Accumulated distributable earnings (accumulated loss)	962,458	402,630,909	38,435,096	(22,562,143)	(66,865,291)
Net assets	$337,886,300	$8,224,419,920	$6,564,402,248	$1,906,103,492	$1,114,731,258
Unaffiliated investments, including repurchase agreements, at cost	$38,247,188	$85,807,373	$56,375,630	$16,046,589	$8,202,666
Affiliated investments, at cost	$325,238,568	$8,225,654,438	$6,713,048,965	$1,971,795,144	$1,157,501,053
Foreign currency, at cost	$1,956,708	$20,651,323	$7,466,529	$1,366,176	$336,637
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$63,775,547	$590,945,012	$531,232,018	$229,567,317	$154,867,127
Shares outstanding	6,395,115	48,450,743	47,312,095	21,171,160	14,597,394
Net asset value, offering price and redemption price per share	$9.97	$12.20	$11.23	$10.84	$10.61
Series II
Net assets	$67,032,143	$6,930,775,284	$4,900,488,903	$1,557,125,354	$908,483,025
Shares outstanding	6,741,676	570,061,472	439,234,132	144,603,998	86,299,122
Net asset value, offering price and redemption price per share	$9.94	$12.16	$11.16	$10.77	$10.53
Series NAV
Net assets	$207,078,610	$702,699,624	$1,132,681,327	$119,410,821	$51,381,106
Shares outstanding	20,758,397	57,531,701	100,608,711	11,001,702	4,830,998
Net asset value, offering price and redemption price per share	$9.98	$12.21	$11.26	$10.85	$10.64
The accompanying notes are an integral part of the financial statements.
18

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2018

Investment income	Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Income distributions received from affiliated investments	$4,680,654	$163,695,251	$149,687,994	$46,358,914	$30,384,768
Dividends	608,119	247,680	—	—	—
Interest	73,549	1,990,826	1,473,601	407,772	213,843
Securities lending	1,102	—	—	—	—
Total investment income	5,363,424	165,933,757	151,161,595	46,766,686	30,598,611
Expenses
Investment management fees	339,342	7,348,314	5,641,340	1,456,764	846,199
Distribution and service fees	240,348	20,390,207	14,224,679	4,512,290	2,600,186
Accounting and legal services fees	57,474	1,410,610	1,105,659	319,487	183,783
Trustees' fees	6,107	151,733	118,798	34,329	19,880
Custodian fees	38,951	39,280	39,294	39,279	39,279
Printing and postage	28,793	289,779	280,235	86,672	59,596
Professional fees	34,919	178,047	145,184	62,358	48,245
Other	10,166	104,173	80,503	27,164	17,993
Total expenses	756,100	29,912,143	21,635,692	6,538,343	3,815,161
Less expense reductions	(330,864)	(5,117,645)	(3,924,083)	(1,096,866)	(670,538)
Net expenses	425,236	24,794,498	17,711,609	5,441,477	3,144,623
Net investment income	4,938,188	141,139,259	133,449,986	41,325,209	27,453,988
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	20,396	37,276	258,535	(13,546)	(517)
Affiliated investments	9,038,785	230,146,732	78,460,800	14,747,374	(22,408,882)
Capital gain distributions received from affiliated investments	32,945,926	485,537,872	283,241,657	69,762,946	20,388,027
Futures contracts	229,365	(11,841,233)	(15,171,369)	(4,505,279)	(894,255)
	42,234,472	703,880,647	346,789,623	79,991,495	(2,915,627)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,082,977)	516,329	(339,672)	(139,725)	(27,400)
Affiliated investments	(78,707,636)	(1,420,865,341)	(812,175,739)	(199,988,378)	(52,047,094)
Futures contracts	2,038,323	(8,182,883)	(14,749,396)	(3,336,647)	(942,966)
	(77,752,290)	(1,428,531,895)	(827,264,807)	(203,464,750)	(53,017,460)
Net realized and unrealized gain (loss)	(35,517,818)	(724,651,248)	(480,475,184)	(123,473,255)	(55,933,087)
Decrease in net assets from operations	$(30,579,630)	$(583,511,989)	$(347,025,198)	$(82,148,046)	$(28,479,099)
The accompanying notes are an integral part of the financial statements.
19

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Managed Volatility Aggressive Portfolio		Managed Volatility Growth Portfolio		Managed Volatility Balanced Portfolio
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$4,938,188	$4,320,494	$141,139,259	$146,788,444	$133,449,986	$138,243,117
Net realized gain (loss)	42,234,472	27,950,532	703,880,647	801,030,030	346,789,623	505,108,920
Change in net unrealized appreciation (depreciation)	(77,752,290)	44,406,839	(1,428,531,895)	709,537,245	(827,264,807)	389,171,667
Increase (decrease) in net assets resulting from operations	(30,579,630)	76,677,865	(583,511,989)	1,657,355,719	(347,025,198)	1,032,523,704
Distributions to shareholders
From net investment income and net realized gain
Series I	(6,177,521)	—	(69,460,708)	—	(52,672,911)	—
Series II	(6,521,545)	—	(803,573,343)	—	(479,950,793)	—
Series NAV	(19,762,278)	—	(80,768,406)	—	(110,486,680)	—
From net investment income
Series I	—	(887,960)	—	(11,476,268)	—	(12,067,670)
Series II	—	(817,361)	—	(122,412,391)	—	(101,767,587)
Series NAV	—	(2,615,488)	—	(12,909,290)	—	(24,417,666)
From net realized gain
Series I	—	(422,624)	—	(27,697,768)	—	(25,087,611)
Series II	—	(465,003)	—	(335,815,870)	—	(238,997,371)
Series NAV	—	(1,196,235)	—	(29,223,812)	—	(48,949,581)
Total distributions	(32,461,344)	(6,404,671)	(953,802,457)	(539,535,399)	(643,110,384)	(451,287,486)
Portfolio share transactions	6,258,853	(32,043,255)	(257,302,748)	(628,898,827)	(344,440,696)	(548,266,818)
Total from portfolio share transactions	6,258,853	(32,043,255)	(257,302,748)	(628,898,827)	(344,440,696)	(548,266,818)
Total increase (decrease)	(56,782,121)	38,229,939	(1,794,617,194)	488,921,493	(1,334,576,278)	32,969,400
Net assets
Beginning of year	394,668,421	356,438,482	10,019,037,114	9,530,115,621	7,898,978,526	7,866,009,126
End of year	$337,886,300	$394,668,421	$8,224,419,920	$10,019,037,114	$6,564,402,248	$7,898,978,526
Undistributed net investment income (loss)	(a)	—	(a)	—	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
20

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Managed Volatility Moderate Portfolio		Managed Volatility Conservative Portfolio
Increase (decrease) in net assets	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
From operations
Net investment income	$41,325,209	$42,835,383	$27,453,988	$29,256,266
Net realized gain (loss)	79,991,495	133,067,860	(2,915,627)	35,519,991
Change in net unrealized appreciation (depreciation)	(203,464,750)	82,920,132	(53,017,460)	39,872,873
Increase (decrease) in net assets resulting from operations	(82,148,046)	258,823,375	(28,479,099)	104,649,130
Distributions to shareholders
From net investment income and net realized gain
Series I	(21,235,073)	—	(9,014,097)	—
Series II	(143,126,720)	—	(51,803,196)	—
Series NAV	(10,849,774)	—	(2,926,731)	—
From net investment income
Series I	—	(5,368,646)	—	(4,084,488)
Series II	—	(34,715,866)	—	(23,665,166)
Series NAV	—	(2,751,817)	—	(1,507,288)
From net realized gain
Series I	—	(9,173,774)	—	(3,604,809)
Series II	—	(66,996,390)	—	(23,008,090)
Series NAV	—	(4,166,914)	—	(984,709)
Total distributions	(175,211,567)	(123,173,407)	(63,744,024)	(56,854,550)
Portfolio share transactions	(126,917,214)	(187,086,146)	(146,640,310)	(168,456,726)
Total from portfolio share transactions	(126,917,214)	(187,086,146)	(146,640,310)	(168,456,726)
Total increase (decrease)	(384,276,827)	(51,436,178)	(238,863,433)	(120,662,146)
Net assets
Beginning of year	2,290,380,319	2,341,816,497	1,353,594,691	1,474,256,837
End of year	$1,906,103,492	$2,290,380,319	$1,114,731,258	$1,353,594,691
Undistributed net investment income (loss)	(a)	—	(a)	—
(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
The accompanying notes are an integral part of the financial statements.
21

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Aggressive Portfolio
Series I
12-31-2018	11.90	0.15	(1.07)	(0.92)	(0.14)	(0.87)	(1.01)	9.97	(8.46)	0.18	0.10	1.26	64	58
12-31-2017	9.85	0.13	2.11	2.24	(0.13)	(0.06)	(0.19)	11.90	22.82	0.16	0.09	1.15	80	15
12-31-2016	9.91	0.14	0.05	0.19	(0.14)	(0.11)	(0.25)	9.85	1.95	0.15	0.10	1.40	76	55
12-31-2015	10.75	0.12	(0.75)	(0.63)	(0.12)	(0.09)	(0.21)	9.91	(5.85)	0.13	0.10	1.09	83	16
12-31-2014	10.91	0.11	0.05	0.16	(0.12)	(0.20)	(0.32)	10.75	1.40	0.13	0.10	1.03	105	31
Series II
12-31-2018	11.86	0.12	(1.05)	(0.93)	(0.12)	(0.87)	(0.99)	9.94	(8.61)	0.38	0.30	1.04	67	58
12-31-2017	9.82	0.10	2.12	2.22	(0.12)	(0.06)	(0.18)	11.86	22.56	0.36	0.29	0.94	88	15
12-31-2016	9.89	0.11	0.05	0.16	(0.12)	(0.11)	(0.23)	9.82	1.66	0.35	0.30	1.17	87	55
12-31-2015	10.73	0.09	(0.74)	(0.65)	(0.10)	(0.09)	(0.19)	9.89	(6.05)	0.33	0.30	0.86	102	16
12-31-2014	10.88	0.09	0.06	0.15	(0.10)	(0.20)	(0.30)	10.73	1.29	0.33	0.30	0.78	136	31
Series NAV
12-31-2018	11.90	0.16	(1.06)	(0.90)	(0.15)	(0.87)	(1.02)	9.98	(8.32)	0.13	0.05	1.37	207	58
12-31-2017	9.85	0.14	2.11	2.25	(0.14)	(0.06)	(0.20)	11.90	22.88	0.11	0.04	1.25	227	15
12-31-2016	9.91	0.14	0.06	0.20	(0.15)	(0.11)	(0.26)	9.85	1.90	0.10	0.05	1.46	194	55
12-31-2015	10.76	0.13	(0.76)	(0.63)	(0.13)	(0.09)	(0.22)	9.91	(5.79)	0.08	0.05	1.21	201	16
12-31-2014	10.91	0.13	0.05	0.18	(0.13)	(0.20)	(0.33)	10.76	1.54	0.08	0.05	1.15	210	31
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Growth Portfolio
Series I
12-31-2018	14.55	0.24	(1.08)	(0.84)	(0.23)	(1.28)	(1.51)	12.20	(6.54)	0.15	0.10	1.67	591	37
12-31-2017	12.99	0.23	2.14	2.37	(0.24)	(0.57)	(0.81)	14.55	18.59	0.13	0.09	1.67	709	9
12-31-2016	13.17	0.22	0.23	0.45	(0.23)	(0.40)	(0.63)	12.99	3.34	0.12	0.10	1.72	676	26
12-31-2015	14.13	0.23	(0.88)	(0.65)	(0.24)	(0.07)	(0.31)	13.17	(4.53)	0.12	0.10	1.66	722	9
12-31-2014	14.23	0.25	0.06	0.31	(0.26)	(0.15)	(0.41)	14.13	2.16	0.12	0.10	1.73	839	18
Series II
12-31-2018	14.51	0.21	(1.07)	(0.86)	(0.21)	(1.28)	(1.49)	12.16	(6.70)	0.35	0.30	1.45	6,931	37
12-31-2017	12.95	0.20	2.14	2.34	(0.21)	(0.57)	(0.78)	14.51	18.35	0.33	0.29	1.46	8,532	9
12-31-2016	13.14	0.19	0.22	0.41	(0.20)	(0.40)	(0.60)	12.95	3.15	0.32	0.30	1.49	8,177	26
12-31-2015	14.10	0.20	(0.88)	(0.68)	(0.21)	(0.07)	(0.28)	13.14	(4.81)	0.32	0.30	1.43	9,102	9
12-31-2014	14.19	0.21	0.08	0.29	(0.23)	(0.15)	(0.38)	14.10	2.04	0.32	0.30	1.47	11,165	18
Series NAV
12-31-2018	14.57	0.25	(1.09)	(0.84)	(0.24)	(1.28)	(1.52)	12.21	(6.55)	0.10	0.05	1.76	703	37
12-31-2017	13.00	0.25	2.14	2.39	(0.25)	(0.57)	(0.82)	14.57	18.71	0.08	0.04	1.77	778	9
12-31-2016	13.19	0.24	0.21	0.45	(0.24)	(0.40)	(0.64)	13.00	3.38	0.07	0.05	1.81	677	26
12-31-2015	14.15	0.25	(0.89)	(0.64)	(0.25)	(0.07)	(0.32)	13.19	(4.55)	0.07	0.05	1.79	673	9
12-31-2014	14.24	0.27	0.06	0.33	(0.27)	(0.15)	(0.42)	14.15	2.28	0.07	0.05	1.86	703	18
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
22

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Balanced Portfolio
Series I
12-31-2018	12.96	0.25	(0.82)	(0.57)	(0.25)	(0.91)	(1.16)	11.23	(4.89)	0.15	0.10	1.95	531	36
12-31-2017	12.05	0.24	1.44	1.68	(0.25)	(0.52)	(0.77)	12.96	14.13	0.13	0.09	1.91	642	7
12-31-2016	12.24	0.24	0.35	0.59	(0.25)	(0.53)	(0.78)	12.05	4.79	0.12	0.09	1.97	629	17
12-31-2015	13.87	0.27	(0.58)	(0.31)	(0.27)	(1.05)	(1.32)	12.24	(2.25)	0.12	0.09	1.97	671	9
12-31-2014	13.69	0.29	0.30	0.59	(0.31)	(0.10)	(0.41)	13.87	4.29	0.11	0.10	2.05	768	20
Series II
12-31-2018	12.89	0.22	(0.82)	(0.60)	(0.22)	(0.91)	(1.13)	11.16	(5.04)	0.35	0.30	1.73	4,900	36
12-31-2017	11.99	0.21	1.43	1.64	(0.22)	(0.52)	(0.74)	12.89	13.82	0.33	0.29	1.68	5,985	7
12-31-2016	12.18	0.21	0.35	0.56	(0.22)	(0.53)	(0.75)	11.99	4.61	0.32	0.29	1.75	6,054	17
12-31-2015	13.80	0.24	(0.57)	(0.33)	(0.24)	(1.05)	(1.29)	12.18	(2.39)	0.32	0.29	1.74	6,646	9
12-31-2014	13.63	0.25	0.30	0.55	(0.28)	(0.10)	(0.38)	13.80	4.03	0.31	0.30	1.80	7,970	20
Series NAV
12-31-2018	12.99	0.26	(0.83)	(0.57)	(0.25)	(0.91)	(1.16)	11.26	(4.82)	0.10	0.05	2.04	1,133	36
12-31-2017	12.08	0.25	1.44	1.69	(0.26)	(0.52)	(0.78)	12.99	14.15	0.08	0.04	1.99	1,272	7
12-31-2016	12.26	0.25	0.35	0.60	(0.25)	(0.53)	(0.78)	12.08	4.92	0.07	0.04	2.06	1,183	17
12-31-2015	13.89	0.28	(0.58)	(0.30)	(0.28)	(1.05)	(1.33)	12.26	(2.20)	0.07	0.04	2.06	1,192	9
12-31-2014	13.72	0.30	0.28	0.58	(0.31)	(0.10)	(0.41)	13.89	4.26	0.06	0.05	2.15	1,293	20
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Moderate Portfolio
Series I
12-31-2018	12.33	0.26	(0.71)	(0.45)	(0.26)	(0.78)	(1.04)	10.84	(3.99)	0.14	0.09	2.12	230	35
12-31-2017	11.65	0.25	1.12	1.37	(0.26)	(0.43)	(0.69)	12.33	11.88	0.13	0.09	2.05	266	9
12-31-2016	11.72	0.25	0.38	0.63	(0.25)	(0.45)	(0.70)	11.65	5.29	0.12	0.09	2.07	259	13
12-31-2015	13.30	0.28	(0.41)	(0.13)	(0.27)	(1.18)	(1.45)	11.72	(0.91)	0.12	0.09	2.14	257	10
12-31-2014	13.68	0.31	0.37	0.68	(0.32)	(0.74)	(1.06)	13.30	4.94	0.12	0.10	2.24	289	26
Series II
12-31-2018	12.25	0.23	(0.69)	(0.46)	(0.24)	(0.78)	(1.02)	10.77	(4.12)	0.34	0.29	1.89	1,557	35
12-31-2017	11.58	0.22	1.11	1.33	(0.23)	(0.43)	(0.66)	12.25	11.65	0.33	0.29	1.80	1,891	9
12-31-2016	11.65	0.22	0.38	0.60	(0.22)	(0.45)	(0.67)	11.58	5.12	0.32	0.29	1.83	1,966	13
12-31-2015	13.23	0.24	(0.39)	(0.15)	(0.25)	(1.18)	(1.43)	11.65	(1.12)	0.32	0.29	1.88	2,131	10
12-31-2014	13.62	0.27	0.37	0.64	(0.29)	(0.74)	(1.03)	13.23	4.68	0.32	0.30	1.98	2,513	26
Series NAV
12-31-2018	12.34	0.26	(0.70)	(0.44)	(0.27)	(0.78)	(1.05)	10.85	(3.94)	0.09	0.04	2.15	119	35
12-31-2017	11.65	0.26	1.12	1.38	(0.26)	(0.43)	(0.69)	12.34	12.02	0.08	0.04	2.11	134	9
12-31-2016	11.73	0.26	0.36	0.62	(0.25)	(0.45)	(0.70)	11.65	5.25	0.07	0.04	2.15	116	13
12-31-2015	13.31	0.29	(0.41)	(0.12)	(0.28)	(1.18)	(1.46)	11.73	(0.86)	0.07	0.04	2.20	112	10
12-31-2014	13.69	0.34	0.35	0.69	(0.33)	(0.74)	(1.07)	13.31	4.99	0.07	0.05	2.46	115	26
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
23

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Conservative Portfolio
Series I
12-31-2018	11.48	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.61	(2.18)	0.15	0.09	2.43	155	34
12-31-2017	11.12	0.26	0.60	0.86	(0.27)	(0.23)	(0.50)	11.48	7.82	0.13	0.08	2.26	177	8
12-31-2016	11.14	0.27	0.24	0.51	(0.27)	(0.26)	(0.53)	11.12	4.58	0.12	0.09	2.38	188	11
12-31-2015	12.12	0.29	(0.29)	—	(0.28)	(0.70)	(0.98)	11.14	0.05	0.12	0.09	2.42	180	11
12-31-2014	12.58	0.32	0.31	0.63	(0.33)	(0.76)	(1.09)	12.12	5.02	0.12	0.10	2.50	191	33
Series II
12-31-2018	11.40	0.25	(0.52)	(0.27)	(0.25)	(0.35)	(0.60)	10.53	(2.39)	0.35	0.29	2.19	908	34
12-31-2017	11.04	0.23	0.61	0.84	(0.25)	(0.23)	(0.48)	11.40	7.67	0.33	0.28	2.03	1,112	8
12-31-2016	11.07	0.24	0.24	0.48	(0.25)	(0.26)	(0.51)	11.04	4.31	0.32	0.29	2.10	1,236	11
12-31-2015	12.05	0.25	(0.27)	(0.02)	(0.26)	(0.70)	(0.96)	11.07	(0.15)	0.32	0.29	2.13	1,344	11
12-31-2014	12.51	0.29	0.32	0.61	(0.31)	(0.76)	(1.07)	12.05	4.84	0.32	0.30	2.25	1,583	33
Series NAV
12-31-2018	11.51	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.64	(2.21)	0.10	0.04	2.42	51	34
12-31-2017	11.14	0.32	0.56	0.88	(0.28)	(0.23)	(0.51)	11.51	7.94	0.08	0.03	2.73	64	8
12-31-2016	11.17	0.28	0.23	0.51	(0.28)	(0.26)	(0.54)	11.14	4.53	0.07	0.04	2.42	50	11
12-31-2015	12.14	0.30	(0.28)	0.02	(0.29)	(0.70)	(0.99)	11.17	0.18	0.07	0.04	2.45	48	11
12-31-2014	12.61	0.35	0.28	0.63	(0.34)	(0.76)	(1.10)	12.14	4.97	0.07	0.05	2.71	50	33
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
24

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Managed Volatility Portfolios or the portfolios, and individually the portfolio) are presented in the report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The portfolios operate as “funds of funds” that invest primarily in shares of affiliated underlying funds of the Trust or affiliates of the Trust.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The investment objectives of the portfolios are as follows:

Managed Volatility Aggressive Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Growth Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Balanced Portfolio
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Moderate Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Conservative Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or jhannuities.com, or on the Securities and Exchange Commission (SEC) website at sec.gov. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Except for investments in exchange-traded funds (ETFs), investments by the portfolios in underlying affiliated funds and other open-end management investment companies, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including ETFs, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

25

Significant accounting policies, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2018, by major security category or type:

	Total Value at 12-31-18	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Managed Volatility Aggressive Portfolio
Investments in securities:
Assets
Unaffiliated investment companies	$33,642,010	$33,642,010	—	—
Affiliated investment companies	291,339,672	291,339,672	—	—
Short-term investments	3,469,649	203,775	$3,265,874	—
Total investments in securities	$328,451,331	$325,185,457	$3,265,874	—
Derivatives:
Assets
Futures	$2,310,257	$2,310,257	—	—
Liabilities
Futures	($271,934)	($271,934)	—	—

Managed Volatility Growth Portfolio
Investments in securities:
Assets
Unaffiliated investment companies	$13,626,093	$13,626,093	—	—
Affiliated investment companies	8,030,366,213	8,030,366,213	—	—
Short-term investments	71,725,531	3,400,614	$68,324,917	—
Total investments in securities	$8,115,717,837	$8,047,392,920	$68,324,917	—
Derivatives:
Assets
Futures	$10,277,163	$10,277,163	—	—
Liabilities
Futures	($3,272,880)	($3,272,880)	—	—

Managed Volatility Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$6,473,211,548	$6,473,211,548	—	—
Short-term investments	56,377,451	2,143,387	$54,234,064	—
Total investments in securities	$6,529,588,999	$6,475,354,935	$54,234,064	—
Derivatives:
Assets
Futures	$150,369	$150,369	—	—
Liabilities
Futures	($6,568,761)	($6,568,761)	—	—

Managed Volatility Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,884,372,944	$1,884,372,944	—	—
Short-term investments	16,047,103	647,717	$15,399,386	—
Total investments in securities	$1,900,420,047	$1,885,020,661	$15,399,386	—
Derivatives:
Liabilities
Futures	($1,679,602)	($1,679,602)	—	—

Managed Volatility Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,104,005,344	$1,104,005,344	—	—
Short-term investments	8,202,937	335,756	$7,867,181	—
Total investments in securities	$1,112,208,281	$1,104,341,100	$7,867,181	—
Derivatives:
Assets
Futures	$40,793	$40,793	—	—
Liabilities
Futures	($549,417)	($549,417)	—	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Securities lending. The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the

26

Significant accounting policies, CONTINUED

Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of December 31, 2018, there were no outstanding securities on loan.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2018, the portfolios had no borrowings under the line of credit.

Commitment fees for the year December 31, 2018 ended were as follows:

Portfolio	Commitment Fee
Managed Volatility Aggressive Portfolio	$2,796
Managed Volatility Growth Portfolio	21,797
Managed Volatility Balanced Portfolio	17,393
Managed Volatility Moderate Portfolio	6,425
Managed Volatility Conservative Portfolio	4,529

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2018, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. Each portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on December 31, 2018, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Volatility Aggressive Portfolio	$365,856,498	$3,321,191	($38,688,035)	($35,366,844)
Managed Volatility Growth Portfolio	8,346,100,009	265,925,925	(489,303,814)	(223,377,889)
Managed Volatility Balanced Portfolio	6,789,337,582	121,897,269	(388,064,244)	(266,166,975)
Managed Volatility Moderate Portfolio	1,993,024,138	25,446,066	(119,729,759)	(94,283,693)
Managed Volatility Conservative Portfolio	1,171,558,412	758,814	(60,617,569)	(59,858,755)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

27

Significant accounting policies, CONTINUED

The tax character of distributions for the year ended December 31, 2018 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$9,583,249	$22,878,095	$32,461,344
Managed Volatility Growth Portfolio	263,762,280	690,040,177	953,802,457
Managed Volatility Balanced Portfolio	198,833,842	444,276,542	643,110,384
Managed Volatility Moderate Portfolio	55,672,805	119,538,762	175,211,567
Managed Volatility Conservative Portfolio	32,552,565	31,191,458	63,744,023

The tax character of distributions for the year ended December 31, 2017 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$6,404,671	—	$6,404,671
Managed Volatility Growth Portfolio	176,003,430	$363,531,969	539,535,399
Managed Volatility Balanced Portfolio	158,508,567	292,778,919	451,287,486
Managed Volatility Moderate Portfolio	48,534,522	74,638,885	123,173,407
Managed Volatility Conservative Portfolio	33,599,939	23,254,611	56,854,550

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Aggressive Portfolio	$359,422	$35,956,721
Managed Volatility Growth Portfolio	5,219,994	620,655,708
Managed Volatility Balanced Portfolio	3,551,172	300,976,868
Managed Volatility Moderate Portfolio	729,265	70,971,983
Managed Volatility Conservative Portfolio	444,575	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used futures contracts during the year ended December 31, 2018. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Fund	Reason	USD Notional range
Managed Volatility Aggressive Portfolio	To manage volatility of returns	up to $161.4 million
Managed Volatility Growth Portfolio	To manage volatility of returns	$35.1 million to $2.0 billion
Managed Volatility Balanced Portfolio	To manage volatility of returns	$410.4 million to $640.6 million
Managed Volatility Moderate Portfolio	To manage volatility of returns	$74.1 million to $119.5 million
Managed Volatility Conservative Portfolio	To manage volatility of returns	$31.1 million to $42.1 million

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DERIVATIVE INSTRUMENTS, CONTINUED

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2018 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Managed Volatility Aggressive Portfolio	Equity	Receivable/payable for futures	Futures†	$2,310,257	—
	Foreign	Receivable/payable for futures	Futures†	—	($271,934)
	Total			$2,310,257	($271,934)
Managed Volatility Growth Portfolio	Equity	Receivable/payable for futures	Futures†	$10,277,163	($554,150)
	Foreign	Receivable/payable for futures	Futures†	—	(2,718,730)
	Total			10,277,163	($3,272,880)
Managed Volatility Balanced Portfolio	Equity	Receivable/payable for futures	Futures†	$150,369	($5,954,574)
	Foreign	Receivable/payable for futures	Futures†	—	(614,187)
	Total			150,369	($6,568,761)
Managed Volatility Moderate Portfolio	Equity	Receivable/payable for futures	Futures†	—	($1,633,915)
	Foreign	Receivable/payable for futures	Futures†	—	(45,687)
	Total			—	($1,679,602)
Managed Volatility Conservative Portfolio	Equity	Receivable/payable for futures	Futures†	—	($549,417)
	Foreign	Receivable/payable for futures	Futures†	$40,793	—
	Total			40,793	($549,417)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of Investments. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of Operations Location— Net Realized Gain (Loss) on:
Portfolio	Risk	Futures Contracts
Managed Volatility Aggressive Portfolio	Equity	($27,946)
	Foreign	257,311
	Total	$229,365
Managed Volatility Growth Portfolio	Equity	($13,353,063)
	Foreign	1,511,830
	Total	($11,841,233)
Managed Volatility Balanced Portfolio	Equity	($12,715,648)
	Foreign	(2,455,721)
	Total	($15,171,369)
Managed Volatility Moderate Portfolio	Equity	(3,683,777)
	Foreign	(821,502)
	Total	($4,505,279)
Managed Volatility Conservative Portfolio	Equity	($690,729)
	Foreign	(203,526)
	Total	($894,255)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

	Statements of Operations Location— Change in Unrealized Appreciation (Depreciation) of:
Fund	Risk	Futures Contracts
Managed Volatility Aggressive Portfolio	Equity	$2,310,257
	Foreign	(271,934)
	Total	$2,038,323
Managed Volatility Growth Portfolio	Equity	($4,241,718)
	Foreign	(3,941,165)
	Total	($8,182,883)
Managed Volatility Balanced Portfolio	Equity	($13,471,824)
	Foreign	(1,277,572)
	Total	($14,749,396)
Managed Volatility Moderate Portfolio	Equity	($3,157,214)
	Foreign	(179,433)
	Total	($3,336,647)
Managed Volatility Conservative Portfolio	Equity	($941,091)
	Foreign	(1,875)
	Total	($942,966)

29

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of the Trust and John Hancock Funds II (JHF II). During the year ended December 31, 2018, the Advisor had subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. At its in-person meeting held on December 11-13, 2018, the Board of Trustees of the Trust approved the termination of John Hancock Asset Management a division of Manulife Asset Management (North America) Limited as a subadvisor of the portfolios, effective as of the close of business on December 31, 2018. John Hancock Asset Management a division of Manulife Asset Management (US) LLC will continue to operate as the subadvisor of the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Funds Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, (excluding 500 Index Trust, Total Bond Market Trust and International Equity Index Trust), JHF II and John Hancock Funds III.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Funds Assets and Other Assets of each portfolio.

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated funds assets	0.05% (on an annualized basis)	0.04% (on an annualized basis)
Other assets	0.50% (on an annualized basis)	0.49% (on an annualized basis)

Expense reimbursements. The Advisor contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% average annual net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the management fee, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2019, and may terminate at any time thereafter.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time. In addition, the Advisor voluntarily agreed to waive its advisory fees and/or reduce expenses by 0.01% of each portfolio’s average net assets.

The expense reductions described for the year ended December 31, 2018 amounted to:

	Expense Reimbursement by Class
Portfolio	Series I	Series II	Series NAV	Total
Managed Volatility Aggressive Portfolio	$64,055	$68,898	$197,911	$330,864
Managed Volatility Growth Portfolio	365,953	4,330,566	421,126	5,117,645
Managed Volatility Balanced Portfolio	318,721	2,946,558	658,804	3,924,083
Managed Volatility Moderate Portfolio	130,532	899,013	67,321	1,096,866
Managed Volatility Conservative Portfolio	91,909	548,468	30,161	670,538

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Managed Volatility Aggressive Portfolio	0.00%
Managed Volatility Growth Portfolio	0.02%
Managed Volatility Balanced Portfolio	0.02%
Managed Volatility Moderate Portfolio	0.02%
Managed Volatility Conservative Portfolio	0.01%

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the

30

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

Distribution and service fees for the year ended December 31, 2018 were:

	Distribution and service fees by Class
Portfolio	Series I	Series II	Total
Managed Volatility Aggressive Portfolio	$37,546	$202,802	$240,348
Managed Volatility Growth Portfolio	337,972	20,052,235	20,390,207
Managed Volatility Balanced Portfolio	300,625	13,924,054	14,224,679
Managed Volatility Moderate Portfolio	126,834	4,385,456	4,512,290
Managed Volatility Conservative Portfolio	83,923	2,516,263	2,600,186

Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios shares for the years ended December 31, 2018 and 2017 were as follows:

Managed Volatility Aggressive Portfolio	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Series I shares
Sold	143,898	$1,706,053	177,509	$1,942,029
Distributions reinvested	553,846	6,177,521	110,041	1,310,584
Repurchased	(1,030,610)	(12,275,389)	(1,272,160)	(13,833,153)
Net decrease	(332,866)	($4,391,815)	(984,610)	($10,580,540)
Series II shares
Sold	73,181	$879,461	109,377	$1,167,058
Distributions reinvested	584,627	6,521,545	108,034	1,282,364
Repurchased	(1,317,768)	(15,499,219)	(1,668,192)	(18,021,677)
Net decrease	(659,960)	($8,098,213)	(1,450,781)	($15,572,255)
Series NAV shares
Sold	1,012,248	$11,789,954	912,068	$10,124,018
Distributions reinvested	1,772,917	19,762,278	320,044	3,811,723
Repurchased	(1,082,014)	(12,803,351)	(1,830,655)	(19,826,201)
Net Increase (decrease)	1,703,151	$18,748,881	(598,543)	($5,890,460)
Total net increase (decrease)	710,325	$6,258,853	(3,033,934)	($32,043,255)

Managed Volatility Growth Portfolio	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Series I shares
Sold	491,207	$7,012,792	367,201	$5,151,084
Distributions reinvested	5,174,718	69,460,708	2,782,122	39,174,035
Repurchased	(5,956,091)	(84,328,840)	(6,427,462)	(89,958,828)
Net decrease	(290,166)	($7,855,340)	(3,278,139)	($45,633,709)
Series II shares
Sold	2,091	$30,105	329,315	$4,795,729
Distributions reinvested	60,014,485	803,573,343	32,708,353	458,228,261
Repurchased	(78,178,670)	(1,107,372,589)	(76,128,471)	(1,065,214,635)
Net decrease	(18,162,094)	($303,769,141)	(43,090,803)	($602,190,645)
Series NAV shares
Sold	1,397,467	$19,774,306	2,024,786	$28,553,139
Distributions reinvested	6,015,507	80,768,406	2,985,882	42,133,102
Repurchased	(3,265,543)	(46,220,979)	(3,710,605)	(51,760,714)
Net Increase	4,147,431	$54,321,733	1,300,063	$18,925,527
Total net decrease	(14,304,829)	($257,302,748)	(45,068,879)	($628,898,827)

31

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Managed Volatility Balanced Portfolio	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Series I shares
Sold	352,898	$4,508,940	725,765	$9,337,882
Distributions reinvested	4,368,052	52,672,911	2,919,279	37,155,281
Repurchased	(6,943,167)	(88,084,565)	(6,254,133)	(79,578,819)
Net decrease	(2,222,217)	($30,902,714)	(2,609,089)	($33,085,656)
Series II shares
Sold	151,211	$1,680,277	120,719	$1,533,677
Distributions reinvested	40,028,867	479,950,793	26,977,623	340,764,958
Repurchased	(65,462,161)	(824,535,563)	(67,554,573)	(856,271,036)
Net decrease	(25,282,083)	($342,904,493)	(40,456,231)	($513,972,401)
Series NAV shares
Sold	470,699	$5,896,444	7,537,811	$98,022,854
Distributions reinvested	9,147,531	110,486,680	5,749,524	73,367,247
Repurchased	(6,870,552)	(87,016,613)	(13,373,152)	(172,598,862)
Net Increase (decrease)	2,747,678	$29,366,511	(85,817)	($1,208,761)
Total net decrease	(24,756,622)	($344,440,696)	(43,151,137)	($548,266,818)

Managed Volatility Moderate Portfolio	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Series I shares
Sold	474,414	$5,783,926	687,161	$8,396,863
Distributions reinvested	1,844,808	21,235,073	1,191,584	14,542,420
Repurchased	(2,712,599)	(32,605,823)	(2,569,384)	(31,387,731)
Net decrease	(393,377)	($5,586,824)	(690,639)	($8,448,448)
Series II shares
Sold	615,092	$7,605,517	290,204	$3,511,427
Distributions reinvested	12,513,688	143,126,720	8,397,709	101,712,257
Repurchased	(22,820,587)	(273,178,807)	(24,262,354)	(294,682,010)
Net decrease	(9,691,807)	($122,446,570)	(15,574,441)	($189,458,326)
Series NAV shares
Sold	553,019	$6,681,393	1,246,291	$15,455,495
Distributions reinvested	942,037	10,849,774	566,117	6,918,731
Repurchased	(1,336,442)	(16,414,987)	(942,410)	(11,553,598)
Net Increase	158,614	$1,116,180	869,998	$10,820,628
Total net decrease	(9,926,570)	($126,917,214)	(15,395,082)	($187,086,146)

Managed Volatility Conservative Portfolio	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Series I shares
Sold	900,866	$10,207,082	894,275	$10,323,388
Distributions reinvested	826,783	9,014,097	668,809	7,689,297
Repurchased	(2,586,456)	(29,192,174)	(3,052,057)	(35,096,660)
Net decrease	(858,807)	($9,970,995)	(1,488,973)	($17,083,975)
Series II shares
Sold	446,788	$4,937,206	217,216	$2,499,426
Distributions reinvested	4,784,809	51,803,196	4,090,932	46,673,256
Repurchased	(16,474,795)	(184,620,431)	(18,759,910)	(214,030,818)
Net decrease	(11,243,198)	($127,880,029)	(14,451,762)	($164,858,136)
Series NAV shares
Sold	407,699	$4,597,773	1,793,045	$20,926,911
Distributions reinvested	268,121	2,926,731	216,247	2,491,997
Repurchased	(1,439,479)	(16,313,790)	(861,621)	(9,933,523)
Net Increase (decrease)	(763,659)	($8,789,286)	1,147,671	$13,485,385
Total net decrease	(12,865,664)	($146,640,310)	(14,793,064)	($168,456,726)

Affiliates of the Trust owned 100% of shares of the portfolios, on December 31, 2018. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

7. PURCHASE AND SALE OF SECURITIES The following summarizes the purchase and sales of the underlying funds of the portfolios for the year ended December 31, 2018:

PORTFOLIO	PURCHASES	SALES
Managed Volatility Aggressive Portfolio	$224,386,206	$219,544,195
Managed Volatility Growth Portfolio	3,409,912,121	4,063,009,854
Managed Volatility Balanced Portfolio	2,630,129,219	3,224,577,203
Managed Volatility Moderate Portfolio	729,949,677	922,541,514
Managed Volatility Conservative Portfolio	411,120,715	573,450,984

32

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2018, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	AFFILIATED CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Managed Volatility Growth Portfolio
	Multifactor Emerging Markets ETF	58.5%
	Multifactor Developed International ETF	57.3%
	Multifactor Small Cap Fund ETF	53.0%
	Global Conservative Absolute Return Fund	37.3%
	Multifactor Large Cap ETF	33.7%
	Strategic Equity Allocation Portfolio	28.9%
	Equity Income Trust	26.2%
	Emerging Markets Equity Fund	25.9%
	Fundamental Large Cap Value Fund	24.6%
	Mid Value Trust	22.5%
	Mid Cap Stock Trust	21.6%
	Multifactor Mid Cap ETF	21.0%
	Small Cap Growth Fund	20.5%
	Blue Chip Growth Trust	20.2%
	Core Bond Trust	19.6%
	Select Bond Trust	18.4%
	Small Cap Value Trust	12.7%
	Fundamental Large Cap Core Fund	9.3%
Managed Volatility Balanced Portfolio
	Global Conservative Absolute Return Fund	35.9%
	Fundamental Large Cap Value Fund	34.6%
	Multifactor Emerging Markets ETF	28.3%
	Core Bond Trust	27.2%
	Select Bond Trust	25.6%
	Multifactor Small Cap ETF	25.4%
	Multifactor Developed International ETF	23.3%
	Multifactor Large Cap ETF	22.4%
	Equity Income Trust	17.6%
	Strategic Equity Allocation Portfolio	16.0%
	Multifactor Mid Cap ETF	14.3%
	Blue Chip Growth Trust	13.5%
	Emerging Markets Equity Fund	12.9%
	Small Cap Growth Fund	12.0%
	Mid Value Trust	10.5%
	Mid Cap Stock Trust	10.2%
	Small Cap Growth Fund	7.4%
	Bond Fund	6.1%
	Fundamental Large Cap Core Fund	5.5%
Managed Volatility Moderate Portfolio
	Global Conservative Absolute Return Fund	13.9%
	Fundamental Large Cap Value Fund	11.3%
	Core Bond Trust	9.5%
	Select Bond Trust	8.9%
	Multifactor Emerging Markets ETF	5.1%
Managed Volatility Conservative Portfolio
	Global Conservative Absolute Return Fund	10.1%
	Core Bond Trust	7.4%
	Select Bond Trust	6.9%

Information regarding each portfolio’s purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Managed Volatility Aggressive Portfolio
Alpha Opportunities	550,230	64,092	(614,322)	—	$7,183	$552,981	($654,196)	$27,911	—
Blue Chip Growth	684,671	519,639	(175,456)	1,028,854	13,687	3,195,044	2,180,847	(6,580,888)	$31,863,618
Capital Appreciation	1,579,058	301,302	(1,607,654)	272,706	27,129	3,942,182	2,197,354	(3,637,267)	3,302,468
Emerging Markets Equity	631,165	2,167,691	(34,857)	2,763,999	189,842	1,413,230	139,605	(3,822,218)	25,815,746
Emerging Markets Value	2,164,722	258,071	(2,422,793)	—	380,785	—	(1,872,341)	(1,274,883)	—
Equity Income	2,239,460	371,615	(263,778)	2,347,297	715,488	4,759,699	193,656	(9,078,928)	31,876,295
Fundamental Large Cap Core	—	794,778	—	794,778	191,258	3,203,123	—	(9,101,573)	30,916,877
Fundamental Large Cap Value	2,212,978	224,916	(2,129,323)	308,571	318,828	2,286,871	915,854	(4,327,893)	3,199,877
International Growth	500,878	23,522	(524,400)	—	39,503	67,035	1,244,195	(2,608,911)	—
International Growth Stock	1,126,334	57,214	(1,183,548)	—	336,456	589,267	142,932	(3,982,830)	—
International Value	1,742,082	86,748	(1,828,830)	—	432,259	—	246,160	(3,707,597)	—
International Value Equity	1,167,658	21,859	(1,189,517)	—	39,585	—	19,439	(948,143)	—
John Hancock Collateral Trust*	—	30,671	(30,671)	—	—	—	(10)	—	—
Mid Cap Stock	762,324	389,904	(396,374)	755,854	—	1,520,464	349,431	(1,405,582)	12,093,665
Mid Value	1,206,451	165,651	(89,496)	1,282,606	115,398	1,088,542	(66,736)	(2,587,680)	12,082,146
Multifactor Developed International ETF	—	506,859	—	506,859	29,423	—	—	(786,508)	12,935,042
Multifactor Emerging Markets ETF	—	490,805	—	490,805	23,618	—	—	(274,300)	11,396,492
Multifactor Large Cap ETF	122,871	476,316	(3,842)	595,345	192,926	—	30,232	(2,282,914)	19,080,807
Multifactor Mid Cap ETF	62,781	236,906	(2,438)	297,249	90,429	—	19,428	(1,226,990)	9,048,260
Multifactor Small Cap ETF	—	573,906	—	573,906	59,043	—	—	(2,186,782)	12,981,754
Real Estate Securities	379,115	36,446	(415,561)	—	120,510	—	1,393,567	(1,572,622)	—
Small Cap Growth	221,063	118,004	(44,229)	294,838	—	985,335	(146,194)	(1,384,725)	4,257,454
Small Cap Stock	569,442	31,782	(601,224)	—	—	326,188	131,036	91,295	—
Small Cap Value	255,360	48,872	(30,265)	273,967	36,317	601,972	(63,975)	(1,147,483)	4,257,454
Small Company Value	247,802	24,882	(272,684)	—	20,883	434,010	(153,895)	(199,694)	—
Strategic Equity Allocation	4,097,167	305,188	(535,938)	3,866,417	1,300,104	3,423,729	1,306,017	(12,368,406)	66,231,717
Strategic Growth	1,328,319	275,977	(1,604,296)	—	—	4,556,254	1,486,379	(2,332,025)	—
					$4,680,654	$32,945,926	$9,038,785	($78,707,636)	$291,339,672

33

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	ENDING VALUE
Managed Volatility Growth Portfolio
Alpha Opportunities	8,258,668	871,389	(9,130,057)	—	$97,664	$7,518,272	($8,749,800.00)	$553,798	—
Blue Chip Growth	8,435,356	6,252,713	(2,092,231)	12,595,838	157,624	36,795,620	42,327,989	(91,503,234)	$390,093,092
Bond	—	43,451,486	(4,006,986)	39,444,500	4,985,756	—	(91,628)	2,090,046	599,950,852
Capital Appreciation	19,560,310	3,271,577	(21,498,911)	1,332,976	242,978	45,519,007	46,957,960	(59,216,971)	16,142,336
Core Bond	19,289,829	701,338	(3,425,326)	16,565,841	5,802,197	—	(4,402,325)	(3,306,694)	209,060,920
Emerging Markets Equity	8,960,950	30,991,267	(569,556)	39,382,661	2,776,536	20,669,215	2,342,782	(53,332,032)	367,834,051
Emerging Markets Value	30,732,225	957,306	(31,689,531)	—	4,777,053	—	(32,025,406)	(10,151,674)	—
Equity Income	27,593,518	4,480,072	(3,534,425)	28,539,165	8,392,713	55,282,673	11,648,168	(114,770,453)	387,561,858
Fundamental Large Cap Core	—	10,425,409	—	10,425,409	2,494,260	41,773,031	—	(113,441,418)	405,548,392
Fundamental Large Cap Value	27,187,098	2,159,381	(26,794,427)	2,552,052	3,318,570	23,803,268	16,976,956	(50,427,871)	26,464,783
Global Bond	9,163,183	246,329	(9,409,512)	—	3,056,947	—	(4,193,352)	(897,856)	—
Global Conservative Absolute Return	2,663,770	4,926	(436,299)	2,232,397	—	—	(318,127)	269,487	20,671,992
International Growth	4,587,259	153,771	(4,741,030)	—	358,882	609,008	14,967,569	(27,011,212)	—
International Growth Stock	10,433,367	503,910	(10,937,277)	—	3,042,474	5,328,576	10,352,717	(45,033,632)	—
International Value	20,351,475	282,666	(20,634,141)	—	3,564,747	—	23,592,148	(58,870,750)	—
International Value Equity	3,863,819	16,116	(3,879,935)	—	128,444	—	(740,790)	(2,275,168)	—
Mid Cap Stock	9,101,927	5,555,586	(5,600,819)	9,056,694	—	16,904,155	16,161,581	(27,972,915)	144,907,097
Mid Value	15,458,792	1,604,880	(1,535,494)	15,528,178	1,420,907	13,607,047	(490,961)	(31,751,314)	146,275,433
Multifactor Developed International ETF	—	9,838,683	—	9,838,683	571,136	—	—	(7,534,598)	251,083,190
Multifactor Emerging Markets ETF	—	7,143,056	—	7,143,056	343,724	—	—	(3,992,076)	165,861,760
Multifactor Large Cap ETF	3,161,998	4,827,213	(260,564)	7,728,647	2,807,516	—	2,050,361	(28,458,771)	247,703,136
Multifactor Mid Cap ETF	1,613,118	3,312,442	(135,539)	4,790,021	1,526,642	—	1,080,092	(20,150,161)	145,808,239
Multifactor Small Cap ETF	—	7,078,166	—	7,078,166	728,202	—	—	(26,969,760)	160,108,115
New Income	34,274,030	1,382,318	(35,656,348)	—	11,671,916	—	(45,341,303)	23,779,895	—
Select Bond	132,371,583	9,871,913	(25,218,981)	117,024,515	46,557,166	—	(18,235,037)	(37,755,770)	1,518,978,201
Short Term Government Income	2,879,580	35,302	(2,914,882)	—	125,316	—	(2,435,721)	2,177,349	—
Small Cap Growth	3,284,288	1,650,361	(637,976)	4,296,673	—	14,374,336	(1,411,466)	(20,742,362)	62,043,964
Small Cap Stock	8,485,972	395,134	(8,881,106)	—	—	4,551,939	434,342	3,153,723	—
Small Cap Value	3,789,984	668,111	(461,263)	3,996,832	511,721	8,405,844	2,709,509	(19,751,445)	62,110,772
Small Company Value	3,726,888	307,274	(4,034,162)	—	293,123	6,092,050	1,078,362	(5,938,026)	—
Strategic Equity Allocation	166,988,261	11,104,160	(20,348,228)	157,744,193	50,684,142	131,877,617	154,872,731	(575,919,431)	2,702,158,030
Strategic Growth	16,338,171	3,167,747	(19,505,918)	—	—	52,426,214	14,096,378	(22,229,858)	—
Total Return	15,574,165	424,300	(15,998,465)	—	3,256,895	—	(13,066,997)	6,515,813	—
					$163,695,251	$485,537,872	$230,146,732	($1,420,865,341)	$8,030,366,213
Managed Volatility Balanced Portfolio
Alpha Opportunities	4,326,775	382,713	(4,709,488)	—	$42,894	$3,302,020	($3,526,770)	$213,915	—
Blue Chip Growth	5,554,747	4,609,290	(1,747,973)	8,416,064	101,731	23,748,187	22,842,102	(54,077,893)	$260,645,493
Bond	—	59,108,081	(4,355,684)	54,752,397	6,773,993	—	(117,968)	2,879,938	832,783,961
Capital Appreciation	12,811,776	2,139,518	(13,279,101)	1,672,193	187,107	29,294,081	20,665,881	(29,704,855)	20,250,263
Core Bond	26,429,018	834,235	(4,316,760)	22,946,493	7,775,283	—	(5,118,507)	(5,231,457)	289,584,739
Emerging Markets Equity	4,040,518	15,895,716	(312,007)	19,624,227	1,407,084	10,474,679	1,272,016	(26,116,720)	183,290,283
Emerging Markets Value	13,856,621	1,264,260	(15,120,881)	—	2,170,922	—	(7,862,505)	(11,212,581)	—
Equity Income	18,070,926	3,663,690	(2,611,945)	19,122,671	5,483,012	35,830,015	8,031,277	(74,829,960)	259,685,877
Fundamental Large Cap Core	—	6,158,331	—	6,158,331	1,565,676	26,221,420	—	(71,786,885)	239,559,085
Fundamental Large Cap Value	17,812,204	1,361,172	(15,590,351)	3,583,025	2,091,870	15,004,453	14,151,379	(38,477,642)	37,155,968
Global Bond	12,359,712	380,490	(12,740,202)	—	4,089,206	—	(5,539,839)	(1,226,512)	—
Global Conservative Absolute Return	2,559,231	—	(411,925)	2,147,306	—	—	(296,562)	253,640	19,884,054
International Growth	2,157,336	138,764	(2,296,100)	—	165,594	281,005	8,383,641	(13,770,209)	—
International Growth Stock	4,780,353	229,303	(5,009,656)	—	1,384,471	2,424,757	7,245,506	(22,954,397)	—
International Value	10,413,029	275,157	(10,688,186)	—	1,522,080	—	9,015,386	(26,077,820)	—
Mid Cap Stock	4,397,820	2,683,067	(2,795,551)	4,285,336	—	7,803,787	5,146,403	(10,424,246)	68,565,382
Mid Value	6,919,428	1,030,707	(716,633)	7,233,502	633,548	6,031,033	(1,481,081)	(12,926,835)	68,139,586
Multifactor Developed International ETF	—	4,003,892	—	4,003,892	232,426	—	—	(2,409,017)	102,179,324
Multifactor Emerging Markets ETF	—	3,458,359	—	3,458,359	166,416	—	—	(1,932,392)	80,303,096
Multifactor Large Cap ETF	2,467,609	2,906,274	(239,919)	5,133,964	1,932,066	—	1,887,907	(18,365,704)	164,543,546
Multifactor Mid Cap ETF	1,260,752	2,131,807	(120,894)	3,271,665	1,060,677	—	963,388	(13,875,221)	99,589,483
Multifactor Small Cap ETF	—	3,387,351	—	3,387,351	348,491	—	—	(12,899,031)	76,621,880
New Income	46,959,104	1,654,904	(48,614,008)	—	15,487,736	—	(63,638,168)	34,715,396	—
Select Bond	178,601,968	12,839,581	(29,232,295)	162,209,254	62,657,413	—	(23,422,740)	(51,261,061)	2,105,476,112
Short Term Government Income	4,530,316	32,860	(4,563,176)	—	191,637	—	(4,177,018)	3,771,911	—
Small Cap Growth	1,788,711	1,151,932	(416,758)	2,523,885	—	7,831,839	(945,671)	(11,271,917)	36,444,898
Small Cap Stock	4,909,352	228,827	(5,138,179)	—	—	2,595,029	2,607,142	(516,516)	—
Small Cap Value	2,149,487	531,898	(341,476)	2,339,909	285,314	4,660,793	1,092,441	(10,560,384)	36,362,193
Small Company Value	2,091,488	169,764	(2,261,252)	—	161,945	3,365,749	434,973	(3,098,587)	—
Strategic Equity Allocation	90,615,222	9,467,702	(12,975,725)	87,107,199	27,434,978	70,519,539	99,504,951	(323,813,222)	1,492,146,325
Strategic Growth	10,715,474	2,045,515	(12,760,989)	—	—	33,853,271	9,265,639	(14,267,075)	—
Total Return	21,298,200	492,866	(21,791,066)	—	4,334,424	—	(17,922,403)	9,077,600	—
					$149,687,994	$283,241,657	$78,460,800	($812,175,739)	$6,473,211,548

34

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	ENDING VALUE
Managed Volatility Moderate Portfolio
Alpha Opportunities	749,564	86,316	(835,880)	—	$9,674	$744,721	($824,468)	($15,468)	—
Blue Chip Growth	1,455,938	1,231,015	(506,006)	2,180,947	26,553	6,198,684	6,695,800	(14,688,749)	$67,543,919
Bond	—	20,440,979	(1,269,121)	19,171,858	2,358,248	—	(32,979)	995,275	291,603,968
Capital Appreciation	3,358,957	594,419	(2,912,737)	1,040,639	71,611	7,598,615	7,361,087	(10,419,434)	12,602,142
Core Bond	9,206,325	238,152	(1,403,934)	8,040,543	2,721,443	—	(1,727,041)	(1,872,603)	101,471,655
Emerging Markets Equity	797,243	2,848,409	(77,116)	3,568,536	245,956	1,830,954	295,569	(4,945,341)	33,330,125
Emerging Markets Value	2,734,154	217,969	(2,952,123)	—	447,558	—	2,927,332	(6,673,357)	—
Equity Income	4,717,659	988,162	(773,311)	4,932,510	1,421,895	9,237,200	3,335,686	(20,492,893)	66,983,483
Fundamental Large Cap Core	—	1,426,915	(12,593)	1,414,322	368,551	6,172,374	(7,430)	(17,442,228)	55,017,119
Fundamental Large Cap Value	4,659,605	374,013	(3,860,242)	1,173,376	543,479	3,898,237	(1,268,755)	(5,470,080)	12,167,912
Global Bond	4,337,845	150,702	(4,488,547)	—	1,423,724	—	224,698	(2,576,858)	—
Global Conservative Absolute Return	1,018,865	—	(185,822)	833,043	—	—	(132,440)	117,131	7,713,983
International Growth	355,364	29,625	(384,989)	—	26,804	45,484	1,090,823	(1,956,060)	—
International Growth Stock	788,772	37,748	(826,520)	—	227,213	398,470	(186,987)	(2,383,347)	—
International Value	1,739,905	61,368	(1,801,273)	—	314,763	—	563,639	(3,557,584)	—
Mid Cap Stock	1,174,164	662,069	(707,825)	1,128,408	—	2,091,025	2,922,875	(4,376,056)	18,054,524
Mid Value	1,846,862	287,587	(196,977)	1,937,472	170,203	1,618,330	263,175	(4,132,799)	18,250,988
Multifactor Developed International ETF	—	509,781	—	509,781	29,593	—	—	(309,966)	13,009,611
Multifactor Emerging Markets ETF	—	625,592	—	625,592	30,103	—	—	(349,535)	14,526,246
Multifactor Large Cap ETF	—	1,128,329	—	1,128,329	315,244	—	—	(3,825,989)	36,162,944
Multifactor Mid Cap ETF	—	412,022	—	412,022	113,850	—	—	(1,718,978)	12,541,950
Multifactor Small Cap ETF	—	459,077	—	459,077	47,230	—	—	(1,747,865)	10,384,322
New Income	16,369,278	486,766	(16,856,044)	—	5,434,117	—	(21,978,497)	11,887,204	—
Select Bond	62,363,445	4,229,651	(9,796,671)	56,796,425	21,779,848	—	(7,312,773)	(18,606,913)	737,217,596
Short Term Government Income	1,484,353	9,825	(1,494,178)	—	62,196	—	(1,352,924)	1,220,975	—
Small Cap Growth	429,632	278,334	(117,005)	590,961	—	1,871,582	(267,325)	(2,636,312)	8,533,471
Small Cap Stock	1,178,803	65,621	(1,244,424)	—	—	614,139	655,583	(140,804)	—
Small Cap Value	517,348	119,682	(86,533)	550,497	68,249	1,116,574	31,441	(2,290,716)	8,554,730
Small Company Value	501,942	42,543	(544,485)	—	38,341	796,845	62,224	(687,933)	—
Strategic Equity Allocation	21,948,750	2,521,171	(3,529,918)	20,940,003	6,556,890	16,849,494	27,117,646	(80,329,527)	358,702,256
Strategic Growth	2,803,231	536,218	(3,339,449)	—	—	8,680,218	2,643,866	(3,840,500)	—
Total Return	7,439,117	118,675	(7,557,792)	—	1,505,578	—	(6,352,451)	3,278,932	—
					$46,358,914	$69,762,946	$14,747,374	($199,988,378)	1,884,372,944

Managed Volatility Conservative Portfolio
Blue Chip Growth	486,190	482,015	(225,452)	742,753	$8,485	$1,980,767	$1,004,977	($3,448,017)	$23,003,068
Bond	—	15,561,945	(596,539)	14,965,406	1,820,063	—	(16,708)	758,475	227,623,830
Capital Appreciation	1,124,595	215,763	(1,100,780)	239,578	19,447	2,452,298	1,989,578	(2,779,084)	2,901,287
Core Bond	7,320,467	192,083	(1,259,847)	6,252,703	2,085,706	—	(1,494,779)	(1,319,717)	78,909,116
Emerging Markets Equity	227,800	672,985	(44,770)	856,015	53,928	401,454	162,383	(1,160,272)	7,995,183
Emerging Markets Value	781,432	114,620	(896,052)	—	133,779	—	827,792	(1,857,175)	—
Equity Income	1,577,525	420,071	(351,699)	1,645,897	461,457	2,966,051	95,938	(5,573,315)	22,351,280
Fundamental Large Cap Core	—	532,939	(4,639)	528,300	125,064	2,094,528	(2,737)	(5,837,626)	20,550,861
Fundamental Large Cap Value	1,553,442	166,154	(1,455,689)	263,907	171,627	1,231,036	(562,348)	(1,329,831)	2,736,714
Global Bond	3,527,468	99,821	(3,627,289)	—	1,108,996	—	(1,753,981)	(56,984)	—
Global Conservative Absolute Return	796,193	—	(190,744)	605,449	—	—	(132,692)	125,227	5,606,459
International Growth	97,394	13,598	(110,992)	—	7,135	12,107	362,126	(582,496)	—
International Growth Stock	218,947	11,594	(230,541)	—	60,782	106,946	(65,196)	(615,662)	—
International Value	476,810	37,565	(514,375)	—	102,794	—	653,859	(1,478,037)	—
Mid Cap Stock	213,881	22,720	(236,601)	—	—	345,536	802,098	(764,505)	—
Mid Value	338,229	30,741	(368,970)	—	20,545	269,632	69,104	(278,742)	—
Multifactor Developed International ETF	—	18,829	—	18,829	1,093	—	—	(11,527)	480,516
Multifactor Emerging Markets ETF	—	147,175	—	147,175	7,082	—	—	(82,218)	3,417,404
Multifactor Large Cap ETF	—	333,512	—	333,512	93,180	—	—	(1,045,910)	10,689,060
Multifactor Mid Cap ETF	—	429,501	—	429,501	118,680	—	—	(1,791,118)	13,074,010
Multifactor Small Cap ETF	—	344,636	—	344,636	35,456	—	—	(1,311,616)	7,795,666
New Income	13,020,838	376,403	(13,397,241)	—	4,229,415	—	(17,653,078)	9,769,889	—
Select Bond	49,476,280	2,887,327	(8,122,056)	44,241,551	16,663,255	—	(6,985,137)	(13,102,167)	574,255,335
Short Term Government Income	1,239,808	4,158	(1,243,966)	—	49,687	—	(1,188,151)	1,078,605	—
Small Cap Growth	114,973	28,340	(143,313)	—	—	409,198	(370,880)	2,299	—
Small Cap Stock	319,428	18,527	(337,955)	—	—	160,178	840,761	(697,278)	—
Small Cap Value	138,008	18,439	(156,447)	—	10,605	283,917	(133,346)	(115,008)	—
Small Company Value	135,649	12,449	(148,098)	—	9,965	207,087	(226,015)	65,503	—
Strategic Equity Allocation	6,337,607	1,077,259	(1,424,466)	5,990,400	1,842,843	4,672,096	5,604,031	(20,128,572)	102,615,555
Strategic Growth	940,948	182,112	(1,123,060)	—	—	2,795,196	664,531	(988,791)	—
Total Return	5,906,935	88,955	(5,995,890)	—	1,143,700	—	(4,901,012)	2,508,576	—
					$30,384,769	$20,388,027	($22,408,882)	($52,047,094)	$1,104,005,344

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

35

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

36

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013); Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport); Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010); Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010); Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014); Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

37

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988); Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991); Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995); Trustee of various trusts within the John Hancock Fund Complex (since 2008).

38

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions); Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013); Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

39

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov).

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

40

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer***

* Member of the Audit Committee
† Non-Independent Trustee
\# Effective 6-19-18
** Effective 9-13-18

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/18
2/19

1115018: 1218

American Funds
Insurance Series®

Annual report
for the year ended
December 31, 2018

We believe in
investing in global
companies for
the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

48	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

58	New World Fund®

61	Blue Chip Income and Growth Fund

64	Global Growth and Income Fund

67	Growth-Income Fund

70	International Growth and Income Fund

73	Capital Income Builder®

78	Asset Allocation Fund

84	Global Balanced Fund

90	Bond Fund

96	Global Bond Fund

103	High-Income Bond Fund

107	Mortgage Fund

111	Ultra-Short Bond Fund

112	U.S. Government/AAA-Rated Securities Fund

117	Managed Risk Growth Fund

119	Managed Risk International Fund

121	Managed Risk Blue Chip Income and Growth Fund

123	Managed Risk Growth-Income Fund

125	Managed Risk Asset Allocation Fund

126	Financial statements

Fellow investors:

Global equity markets, pressured by rising interest rates and a slowing global economy, fell on an annual basis for the first time since 2015, as measured by the 9.42% decline in the MSCI ACWI (All Country World Index).1,2 Tighter monetary policy, potentially peaking earnings and a brewing trade war involving the U.S., China and Europe reverberated around the world, halting one of the longest-running bull markets in history.

Despite strong corporate earnings and economic growth boosted by tax cuts early in the year, a decline of 4.50% was recorded by the MSCI USA Index.1,3 The nation’s GDP is estimated to have grown at an annualized 3.4% in the third quarter with the U.S. unemployment rate remaining at 3.7% in November, the lowest level in nearly 50 years. However, a series of trade-related issues between the U.S. and China that elevated geopolitical tensions, combined with political turmoil and high valuation in the U.S., contributed to a decline in the fourth quarter that wiped out the gains of the previous three quarters. Meanwhile, the Federal Reserve raised the benchmark federal funds rate to a range of 2.25% to 2.50%. The Fed continued on its path to reduce the size of its balance sheet and raised rates by a quarter percentage point four times over the past 12 months. This added to investor unease by the time they got to the fourth increase.

In Europe, worries over trade, delays in reaching a separation agreement between the U.K. and the European Union, and a general retreat in favor of U.S. equities hurt markets. The MSCI Europe Index1 fell 14.86% with Germany (-22.17%), Italy (-17.75%), France (-12.76%) and the U.K. (-14.15%) all registering double-digit losses. In an unexpected shift from the prior year, the European economy lurched to a near halt. Deteriorating trade relations also weighed on European stocks, given the region’s dependence on international trade. Adding to those concerns, the European Central Bank ended its bond-buying stimulus program in December, removing a degree of support for the economy. As business sentiment dropped, eurozone economic growth slowed to an annualized 0.6% in the third quarter, down from 2.3% at the end of 2017. Elsewhere among developed markets, Japanese equities declined 12.88% as the economy stumbled, contracting for the first time since 2015. Private consumption faltered and output declined, owing partly to natural disasters that hurt exports and tourism.

Emerging markets stocks also fell (the MSCI Emerging Markets Investable Market Index1,4 was down 15.05%), dragged down by China’s weakening economy, heightened U.S.-China trade frictions and a rally in the U.S. dollar. In China, selling intensified as the economy decelerated and its trade clash with the U.S. escalated. Chinese stocks (-18.74%) posted their worst annual return since 2011, as shares of their leading technology-related companies fell from lofty levels. Individual market economies.

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes.

[1]	Source: MSCI.
[2]

The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.

[3]

The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.

[4]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series     1

— Brazil and Turkey most notably — were impacted by idiosyncratic political and economic developments.

In bond markets, U.S. corporate investment-grade securities (rated BBB/ Baa and above) declined 2.51% (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6), while U.S. high-yield corporate debt slipped 2.08% (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7). More broadly, the Bloomberg Barclays Global Aggregate Index5,8 was down 1.20%, while the Bloomberg Barclays U.S. Aggregate Index5,9 was virtually unchanged at 0.01%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose marginally to finish at 2.69%. The J.P. Morgan Emerging Markets Bond Index – Global10 lost 4.61%.

In currency markets, the U.S. dollar rose against most currencies. The euro (-4.80%), British pound (-5.85%) and Canadian dollar (-8.26%) all experienced headwinds from a stronger U.S. dollar. Although most currencies slipped, the Japanese yen was a rare gainer, as it rose 2.68% against the dollar.

Looking ahead
All over the globe, economies appear to be slowing down and equity markets are exhibiting volatility. The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to elevated debt levels. We will be following and analyzing each of these issues. But now that these uncertainties have been priced into markets, we can utilize these new lower valuations as we search for securities that are attractive on a longer-term basis. We’re careful by nature, and we know that after a period when everyone is very concerned, it is usually a good time to pick one’s head up and look around for bargains.

Our time-tested approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 12, 2019

[5]	Source: Bloomberg Index Services Ltd.
[6]

The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]

The J.P. Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2     American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Growth-Income Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series     3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund slipped 8.81% for the 12 months ended December 31, 2018, compared with a 9.42% decrease for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	43.6%	China	4.7%	South Africa	1.7%
	Other	1.2	Japan	4.4
		44.8	Taiwan	4.3	Short-term securities & other
			Hong Kong	3.2	assets less liabilities	5.6
	Europe		India	1.9
	United Kingdom	6.8	Other	2.4	Total	100.0%
	Netherlands	5.0		20.9
	France	4.4
	Switzerland	3.8
	Germany	1.8
	Russian Federation	1.3
	Sweden	1.1
	Other	2.8
		27.0

Percent of net assets
Largest equity	Amazon	6.24%	Visa	2.74%
securities	TSMC	3.82	Alibaba Group	2.32
	Alphabet	3.54	AIA Group	2.26
	ASML	3.32	Broadcom	2.25
	Microsoft	2.92	Airbus Group	1.91

4     American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1	–8.81%	5.92%	11.96%	9.16%	.55%
	Class 1A	–9.02	5.66	11.69	8.89	.80
	Class 2	–9.04	5.65	11.69	8.89	.80
	Class 4	–9.24	5.39	11.45	8.64	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 10.31% for the 12 months ended December 31, 2018. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, fell 14.39%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Fund holdings in the health care sector, which includes investments across multiple sub-segments from biotechnology and pharmaceuticals to life sciences tools and services, aided returns. Evolent Health contributed to the fund’s results as the benefits of value-based care gained support. However, the fund’s investments in consumer discretionary stocks, such as Tele Columbus and Melco International Development, hurt results amid market volatility and weak economic data from the Eurozone and China.

While investments in U.S. companies were additive to relative returns, investments in companies domiciled in Hong Kong detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to revolutionize industries and benefit shareholders. Innovation at smaller health care companies, for example, helps facilitate breakthroughs and the biotechnology industry is an area of interest due to continuous improvements in drug research methods and approval processes. The fund also currently invests in nearly 300 companies diversified across geographies. Political uncertainty in both the U.S. and U.K. leads to some concerns about business confidence in the short term. As always, we maintain our commitment to investing for the long term and believe our rigorous bottom-up research into each potential equity investment can help achieve this goal.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	42.4%	Philippines	1.8%	Switzerland	1.1%
	Brazil	1.5	South Korea	1.2	Italy	1.1
	Canada	1.2	Thailand	1.0	Other	4.9
	Other	.7	Taiwan	1.0		18.6
		45.8	Other	1.1
				24.7	Short-term securities & other
	Asia/Pacific Basin				assets less liabilities	10.9
	India	5.8	Europe
	Japan	5.5	United Kingdom	7.3	Total	100.0%
	China	4.7	Germany	2.2
	Hong Kong	2.6	Sweden	2.0

			Percent of net assets
Largest equity	GW Pharmaceuticals	2.19%	Molina Healthcare	1.21%
securities	Insulet	1.87	Five Below	1.18
	Kotak Mahindra Bank	1.54	International Container Terminal Services	1.17
	Paycom	1.44	iRhythm	1.17
	Allakos	1.27	Integra LifeSciences Holdings	1.14

6     American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	–10.31%	3.57%	11.32%	8.73%	.74%
	Class 1A	–10.56	3.32	11.04	8.46	.99
	Class 2	–10.55	3.32	11.04	8.46	.99
	Class 4	–10.80	3.06	10.77	8.19	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund marginally lost 0.01% for the 12 months ended December 31, 2018, compared with a 4.38% decline in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets
Largest equity	Microsoft	4.53%	Alphabet	3.05%
securities	Facebook	4.20	Netflix	2.74
	Broadcom	3.70	Tesla	2.57
	UnitedHealth Group	3.59	Regeneron Pharmaceuticals	2.14
	Amazon	3.40	Intuitive Surgical	1.92

8     American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–0.01%	10.47%	15.00%	12.44%	.34%
	Class 1A	–0.26	10.20	14.72	12.16	.59
	Class 2	–0.25	10.19	14.72	12.16	.59
	Class 3	–0.18	10.26	14.80	12.24	.52
	Class 4	–0.50	9.92	14.45	11.89	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 12.94% for the 12 months ended December 31, 2018. That compares to the 14.20% decline of its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

In the fund, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter and AIA Group reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on results. Within the sector, British American Tobacco hindered results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.

Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	13.1%	Germany	2.8%	Israel	1.2%
	China	9.6	Spain	2.4	Other	.6
	Hong Kong	7.3	Netherlands	1.4		1.8
	India	7.0	Ireland	1.1
	South Korea	3.7	Other	1.8	Short-term securities & other
	Philippines	1.1		36.3	assets less liabilities	11.0
	Australia	1.0
	Other	1.1	The Americas		Total	100.0%
		43.9	Canada	2.9
			Brazil	2.0
	Europe		United States	1.7
	United Kingdom	11.5	Mexico	.4
	France	10.2		7.0
	Switzerland	5.1

Percent of net assets
Largest equity	AIA Group	3.78%	Shire	2.17%
securities	HDFC Bank	3.21	Samsung Electronics	1.90
	Airbus	3.12	Pernod Ricard	1.69
	Novartis	3.11	Alibaba Group	1.68
	Tencent	2.22	Royal Dutch Shell	1.53

10     American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 1990)	ratio
	Class 1	–12.94%	2.26%	7.93%	7.72%	.53%
	Class 1A	–13.11	2.02	7.67	7.45	.78
	Class 2	–13.13	2.01	7.65	7.45	.78
	Class 3	–13.10	2.07	7.73	7.53	.71
	Class 4	–13.41	1.75	7.41	7.19	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 13.83% for the 12 months ended December 31, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 14.58%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. In emerging markets, Russia was impacted by U.S. sanctions, while Argentina suffered from a currency crisis as the peso collapsed more than 45% against the greenback.

Investments in the energy sector were beneficial to the fund. Reliance Industries rose led by strong earnings growth from its petrochemical business. The company also benefited from continued expansion and success of its telecommunications network Jio. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns, despite reporting a rise in second-quarter profits from the same period in 2017. Investments in tobacco companies such as British American Tobacco were also a drag on results due to concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products.

At this point in the market cycle and amid increased volatility, selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.0%	Canada	1.3%	Other	2.0%
	China	10.3	Other	2.6
	Japan	4.8		28.5	Short-term securities & other
	Taiwan	3.1			assets less liabilities	17.1
	Hong Kong	2.9	Europe
	Other	3.3	United Kingdom	4.9	Total	100.0%
		37.4	France	2.3
			Russian Federation	2.1
	The Americas		Switzerland	2.1
	United States	15.5	Germany	1.3
	Brazil	9.1	Other	2.3
				15.0

Percent of net assets
Largest equity	Reliance Industries	6.16%	Alibaba Group	1.76%
securities	TSMC	2.89	PagSeguro Digital	1.75
	HDFC Bank	2.71	Vale	1.74
	Alphabet	2.21	British American Tobacco	1.62
	AIA Group	1.79	B3	1.48

12     American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since June 17, 1999)	ratio
	Class 1	–13.83%	1.14%	7.87%	7.51%	.76%
	Class 1A	–14.02	0.89	7.61	7.24	1.01
	Class 2	–14.04	0.89	7.61	7.24	1.01
	Class 4	–14.25	0.63	7.35	6.98	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund lost 8.45% for the 12 months ended December 31, 2018, trailing its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Over the fiscal year, stock selection in the materials sector helped marginally boost relative returns, while positions in health care and industrials lagged, as did holdings among the less-cyclical consumer staples sector. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products. The fund was also disadvantaged by its lower holding of select, U.S. growth stocks.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor more stable, high-dividend-paying companies that are likely to hold up better in weak markets, while providing consistent income and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

	Percent of net assets
Largest equity	AbbVie	7.70%	Intel	3.22%
securities	Abbott Laboratories	5.19	EOG Resources	2.95
	Lowe’s	3.58	Gilead Sciences	2.93
	Amgen	3.43	Philip Morris International	2.78
	Microsoft	3.30	QUALCOMM	2.72

14     American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since July 5, 2001)	ratio
	Class 1	–8.45%	7.55%	12.12%	5.91%	.41%
	Class 1A	–8.67	7.30	11.85	5.65	.66
	Class 2	–8.66	7.28	11.86	5.64	.66
	Class 4	–8.92	7.01	11.63	5.41	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 9.36% for the 12 months ended December 31, 2018, compared with a 9.42% decrease in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in information technology – representing the fund’s largest sector holding – were a drag on relative results led by PagSeguro and AAC Technologies Holdings, losing ground as a broad selloff continued in the formerly high-flying sector.

With quantitative easing programs ending or set to end and slower economic growth in the U.S. and Europe, the fund’s portfolio managers remain cautiously optimistic about prospects for the global economy. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

	Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	37.5%	Italy	1.0%	Israel	.5%
	Brazil	6.0	Other	1.6
	Canada	1.5		26.6	Short-term securities & other
	Other	.2			assets less liabilities	6.1
		45.2	Asia/Pacific Basin
			Japan	6.8	Total	100.0%
	Europe		Taiwan	3.8
	France	6.5	India	3.6
	United Kingdom	5.8	China	2.3
	Switzerland	3.7	Hong Kong	1.6
	Germany	2.6	Australia	1.3
	Denmark	2.1	Other	2.2
	Netherlands	2.1		21.6
	Spain	1.2

	Percent of net assets
Largest equity	Nintendo	4.24%	Vale	2.49%
securities	TSMC	3.85	Microsoft	2.33
	UnitedHealth Group	3.74	Nestlé	2.18
	Airbus Group	3.12	Alphabet	2.04
	Reliance Industries	2.83	Broadcom	2.04

16     American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 2006)	ratio
	Class 1	–9.36%	5.26%	10.84%	5.87%	.63%
	Class 1A	–9.62	5.03	10.59	5.62	.88
	Class 2	–9.63	4.97	10.56	5.60	.88
	Class 4	–9.89	4.71	10.31	5.36	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

			Percent of net assets
Largest equity	Microsoft	3.30%	Amazon	1.76%
holdings	Alphabet	2.32	Broadcom	1.69
	AbbVie	2.25	JPMorgan Chase	1.63
	Facebook	2.18	Intel	1.56
	UnitedHealth Group	1.91	Gilead Sciences	1.49

18     American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–1.55%	8.79%	13.26%	11.06%	.28%
	Class 1A	–1.78	8.53	12.98	10.78	.53
	Class 2	–1.79	8.51	12.98	10.78	.53
	Class 3	–1.72	8.59	13.05	10.86	.46
	Class 4	–2.05	8.24	12.71	10.51	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 11.00% for the 12 months ended December 31, 2018, compared to the 14.20% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of stocks contributed to the fund’s relative returns led by companies in the industrials and utilities sectors. Danish energy group Ørsted recorded double-digit returns and was among the top contributors to the fund’s returns as the company reported strong third-quarter profits from operational wind farms. On the downside, investments in the consumer staples sector was a weak spot. British American Tobacco detracted from relative results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	United Kingdom	20.4%	China	7.4%	Turkey	1.8%
	France	9.5	Japan	7.4	Other	.8
	Switzerland	5.3	Hong Kong	6.5		2.6
	Germany	4.1	India	4.0
	Spain	3.1	South Korea	3.0	Short-term securities & other
	Denmark	2.2	Philippines	1.1	assets less liabilities	9.7
	Sweden	1.9	Thailand	1.0
	Netherlands	1.5	Other	1.5	Total	100.0%
	Russian Federation	1.3		31.9
	Norway	1.0
	Other	.7	The Americas
		51.0	Brazil	3.1
			Other	1.7
				4.8

			Percent of net assets
Largest equity	Royal Dutch Shell	4.56%	British American Tobacco	2.56%
securities	Shire	4.04	Sun Hung Kai Properties	2.37
	Rio Tinto	3.11	Ørsted	2.20
	HDFC Bank	2.79	CK Asset Holdings	2.15
	Novartis	2.72	Zurich	2.06

20     American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since November 18, 2008)	ratio
	Class 1	–11.00%	0.83%	7.19%	8.05%	.66%
	Class 1A	–11.24	0.60	6.93	7.79	.91
	Class 2	–11.23	0.58	6.92	7.77	.91
	Class 4	–11.46	0.33	6.69	7.54	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 6.77% for the 12 months ended December 31, 2018. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was virtually unchanged and returned 0.01%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 lost 6.48%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, fell 9.41%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

In the equity portfolio, the best contributors to the fund in relative terms were the financials and real estate sectors. A mix of stocks such as CME Group and American Tower contributed to results on the back of strong third quarter earnings that beat analyst estimates. The fund’s fixed income portfolio was also additive to results and benefited from duration positioning.

On the downside, the consumer staples sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. Tobacco firms Philip Morris International and British American Tobacco fell due to competition from next-generation smoking products, such as JUUL.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Asia/Pacific Basin (continued)
	United States	56.1%	Italy	1.5%	Singapore	1.2%
	Canada	2.6	Netherlands	1.0	New Zealand	1.0
		58.7	Other	2.7	Other	.4
				25.9		9.3
	Europe
	United Kingdom	12.4	Asia/Pacific Basin		Short-term securities & other
	France	3.4	Hong Kong	3.1	assets less liabilities	6.1
	Switzerland	2.9	Taiwan	2.3
	Sweden	2.0	Japan	1.3	Total	100.0%

22     American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 1, 2014)	ratio
	Class 1	–6.77%	1.82%	.54%
	Class 1A	–7.01	1.57	.79
	Class 2	–7.08	1.68	.79
	Class 4	–7.25	1.31	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index,3 slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector — one of the fund’s largest sector holdings — contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest equity	Microsoft	2.88%	DowDuPont	1.81%
securities	TSMC	2.26	Boeing	1.60
	Broadcom	2.21	Philip Morris International	1.58
	UnitedHealth Group	2.19	Nestlé	1.47
	Johnson & Johnson	1.95	Cigna	1.40

24     American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	–4.35%	5.60%	10.44%	8.22%	.29%
	Class 1A	–4.58	5.35	10.17	7.95	.54
	Class 2	–4.60	5.33	10.16	7.95	.54
	Class 3	–4.49	5.41	10.24	8.03	.47
	Class 4	–4.83	5.07	9.93	7.70	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/as. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 5.81% for the 12 months ended December 31, 2018. The MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), lost 9.42%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), fell 1.20%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3, a blend of the two indexes, slipped 6.00%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities.

Investments in the health care sector boosted the fund’s returns led by companies such as U.S. health insurer Humana. The company’s shares hit new highs on the back of strong third-quarter earnings and amid a wider boost to the health insurance sector following U.S. congressional mid-term elections.

On the flip side, investments in consumer staples companies hindered results. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S. and increased competition. Fixed income investments also detracted from returns led by the fund’s exposure to emerging market debt.

While there is reason for caution in the global outlook, there are broad themes that offer the fund’s portfolio managers investment opportunities. Equity investments in health care and technology can provide exposure to innovations with significant growth potential. Within fixed income, portfolio managers see pockets of opportunities in emerging markets, such as Mexico and Poland, where selling in response to higher rates belies underlying strengths.

Percent of net assets			Percent of net assets
Largest sectors	Information technology	11.3%	Largest fixed income	U.S. Treasury	12.5%
in common stock	Financials	8.1	holdings (by issuer)	Japanese Government	4.3
holdings	Health care	7.5		Mexican Government	1.2
	Industrials	6.8		Polish Government	1.1
	Energy	5.0		Fannie Mae	1.1

Percent of net assets
Currency				Forward	Short–term
diversification			Bonds &	currency	securities & other
		Equity securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	29.2%	21.3%	.3%	6.3%	57.1%
	Euros	7.4	3.6	.4	–	11.4
	Japanese yen	2.8	4.3	.7	–	7.8
	British pounds	6.3	.7	.7	–	7.7
	Hong Kong dollars	2.5	–	–	–	2.5
	Swiss francs	2.1	–	–	–	2.1
	Danish kroner	1.0	.6	–	–	1.6
	Taiwan new dollar	1.5	–	–	–	1.5
	Other currencies	3.9	6.5	(2.1)	–	8.3
						100.0%

Percent of net assets
Largest equity	Nintendo	1.55%	Boeing	1.34%
securities	ASML	1.54	JPMorgan Chase	1.29
	TSMC	1.46	Humana	1.28
	Merck	1.39	HSBC Holding	1.22
	Microsoft	1.34	PagSeguro	1.13

26     American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	–5.81	3.66%	4.75%	.72%
	Class 1A	–6.03	3.43	4.51	.97
	Class 2	–6.01	3.40	4.49	.97
	Class 4	–6.31	3.29	4.38	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund slipped 0.45% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was flat and returned 0.01%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s exposure to higher-yielding securities contributed to results. Bond investments across a mix of issuers and sectors exposed the fund to idiosyncratic risks and an underweight position in U.S. Treasuries detracted from results.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization that may help contribute to a more stable environment for interest rate hikes. The fund’s portfolio managers are optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed income securities.

Percent of net assets
Largest holdings	U.S. Treasury	28.9%	Teva Pharmaceutical	1.7%
(by issuer)	Fannie Mae	12.3	State of Illinois	1.3
	Freddie Mac	5.5	Portuguese Government	1.3
	Ginnie Mae	4.8	Bank of America	1.1
	Mexican Government	2.6	Japanese Government	1.1

28     American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	–0.45%	2.52%	4.16%	4.51%	.38%
	Class 1A	–0.60	2.29	3.91	4.26	.63
	Class 2	–0.71	2.27	3.90	4.25	.63
	Class 4	–0.89	2.03	3.66	4.00	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund slipped 1.14% for the 12 months ended December 31, 2018. This was in line with the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above) that declined 1.20%.

U.S. Treasury bonds rose modestly, boosted by safe-haven buying as volatile financial markets sent investors fleeing for cover. The positive gains, however, masked a more tumultuous year as rising U.S. interest rates jolted markets around the world. The U.S. dollar also strengthened in response to higher rates and quantitative tightening. Investment-grade and high-yield corporate bonds finished the year in negative territory, as did emerging markets debt. Meanwhile, the Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50%.

Country allocation contributed the most to the fund’s relative returns, driven by above-benchmark investments in Polish, Indian and Brazilian debt. On the downside, duration positioning and currency exposure hampered returns. Emerging market currencies were particularly under pressure due to a stronger dollar, and investments in the Indian rupee hindered results.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

Percent of net assets
	Currency weighting (after hedging) by country		Non-U.S. government bonds by country

	United States[2]	47.5%	Eurozone[3]:
	Japan	16.9	Germany	2.7%
	Eurozone[3]	15.7	Spain	2.0
	United Kingdom	5.0	Italy	1.4
	Mexico	3.6	Other	2.0	8.1%
	Poland	2.5	Japan		11.9
	Denmark	1.7	Poland		3.8
	Other	7.1	Mexico		3.5
	Total	100.0%	India		2.2
			United Kingdom		2.0
			Brazil		1.6
			Romania		1.6
			Thailand		1.3
			Other		11.7
			Total		47.7%

Percent of net assets
Largest holdings	U.S. Treasury	18.2%	Fannie Mae		2.6%
(by issuer)	Japanese Government	11.9	German Government		2.5
	Mexican Government	3.9	Indian Government		2.0
	Polish Government	3.8	Spanish Government		2.0
	Nykredit Realkredit	3.1	Brazilian Government		1.7

30     American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since October 4, 2006)	ratio
	Class 1	–1.14%	1.31%	3.04%	3.75%	.57%
	Class 1A	–1.29	1.10	2.80	3.51	.82
	Class 2[4]	–1.33	1.04	2.78	3.49	.82
	Class 4	–1.61	0.80	2.57	3.27	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 13.7%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Ireland, Italy, Portugal and Spain.
[4]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund declined 2.15% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, fell 2.08%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

While the fund’s returns were in line with the benchmark, an allocation to select industries contributed to relative returns — an underweight position in consumer cyclicals and an overweight position in technology boosted results.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

Percent of net assets
Largest holdings	Bausch Health Companies	2.6%	iHeartMedia, Inc.	1.6%
(by issuer)	Tenet Healthcare	1.9	Petsmart	1.5
	Cheniere Energy	1.9	Cleveland-Cliffs	1.4
	Frontier Communications	1.8	CCO Holdings LLC and CCO Holdings Capital	1.3
	First Quantum Minerals	1.8	Gogo	1.2

32     American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–2.15%	3.01%	8.79%	8.55%	.50%
	Class 1A	–2.35	2.78	8.53	8.28	.75
	Class 2	–2.34	2.77	8.51	8.28	.75
	Class 3	–2.33	2.82	8.58	8.35	.68
	Class 4	–2.64	2.50	8.30	8.02	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 0.58% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 0.99%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s allocation to Treasuries, Agency debentures, and high-quality liquid asset-backed securities contributed to relative results as agency mortgage-backed securities lagged some of the other sectors during the calendar year. Duration had little impact and on the downside the fund’s yield curve position detracted from results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund — providing current income and protecting capital. The fund’s relatively low allocation to agency mortgage-backed securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. As the Fed continues to withdraw liquidity by divesting Treasuries and mortgage securities from its balance sheet, more attractive valuations for mortgage investments are expected to emerge.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	6.3%
obligations	Ginnie Mae	21.5
	Fannie Mae	18.1	45.9%
	Other		26.0
	Total		71.9%

34     American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	0.58%	2.42%	2.34%	.48%
	Class 1A	0.36	2.17	2.09	.73
	Class 2	0.32	2.16	2.09	.73
	Class 4	0.07	1.92	1.91	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.58% for the 12 months ended December 31, 2018, compared with a 1.99% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

The fund’s returns were higher than in 2017 as the Federal Reserve continued on its path to reducing the size of its balance sheet, raising rates by a quarter percentage point four times over the past 12 months, to the current range of 2.25% to 2.50%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36     American Funds Insurance Series

Ultra-Short Bond Fund

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	1.58%	0.37%	0.10%	3.44%	.35%
	Class 1A	1.58	0.23	–0.10	3.19	.60
	Class 2	1.36	0.13	–0.15	3.18	.60
	Class 3	1.38	0.18	–0.09	3.25	.53
	Class 4	1.14	–0.06	–0.33	2.94	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

		Percent of net assets
Where the fund’s	Commercial paper	69.8%
assets were	U.S Treasury bills	24.4
invested as of	Federal agency discount notes	5.9
December 31, 2018	Other assets less liabilities	(.1)
	Total	100.0%

American Funds Insurance Series     37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 0.91% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 0.93%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

During the period, curve positioning led by higher yields contributed to relative returns. On the downside, TIPS (Treasury inflation protected securities) detracted from relative returns as inflation expectations fell in the fourth quarter of 2018.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future will be at a gradual pace and believe this can lead to a steepening yield curve and higher inflation expectations.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	12.3%
obligations	Ginnie Mac	4.7
	Freddie Mac	2.5	19.5%
	15-year pass-throughs		2.3
	Other		6.8
	Total		28.6%

38     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	0.91%	2.26%	2.69%	5.71%	.36%
	Class 1A	0.70	2.04	2.45	5.45	.61
	Class 2	0.73	2.01	2.44	5.45	.61
	Class 3	0.71	2.07	2.50	5.52	.54
	Class 4	0.50	1.75	2.22	5.20	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series     39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 0.04% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 fell 2.51%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, lost 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth Fund.

The underlying Growth Fund’s investments in consumer discretionary added to returns, while investments in communication services detracted from the fund’s results.

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–0.04%	7.94%	.77%	.72%
	Class P2	–0.37	7.62	1.02	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40     American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 10.11% for the 12 months ended December 31, 2018, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which fell 10.15%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 14.20%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying International Fund.

The underlying International Fund’s investments in the financials sector added to returns, while investments in the consumer staples sector hindered the fund’s results.

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–10.11%	1.66%	.96%	.87%
	Class P2	–10.50	1.25	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 6.99% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate,1 which fell 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Blue Chip Income and Growth Fund.

The underlying Blue Chip Income and Growth Fund’s investments in consumer staples stocks detracted the most from the fund’s results.

How a $10,000 investment has grown

Average annual	For periods ended December 31, 2018
total returns based on				Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	5 years	(since May 1, 2013)	ratio	ratio
	Class P1	–6.99%	4.28%	5.89%	.82%	.77%
	Class P2	–7.38	3.87	5.50	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42     American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 1.66% for the 12 months ended December 31, 2018, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth-Income Fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector contributed the most to the fund’s relative returns, while investments in the information technology sector detracted the most from the fund’s relative results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
				Lifetime	Gross expense	Net expense
		1 year	5 years	(since May 1, 2013)	ratio	ratio
	Class P1	–1.66%	5.08%	7.27%	.73%	.67%
	Class P2	–1.97	4.73	6.93	.98	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 4.63% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate Conservative,1 which lost 1.88%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Asset Allocation Fund.

The fund’s underlying investments in the industrials sector contributed the most to relative returns, while investments in the energy sector hindered results the most.

44     American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
				Lifetime	Gross expense	Net expense
		1 year	5 years	(since September 28, 2012)	ratio	ratio
	Class P1	–4.63%	3.86%	6.45%	.69%	.64%
	Class P2	–4.89	3.58	6.18	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     45

Global Growth Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 94.37%		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	$197,997
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,365
24.34%	ASML Holding NV	648,442	101,904
	ASML Holding NV (New York registered)	517,300	80,502
	Microsoft Corp.	1,583,100	160,795
	Visa Inc., Class A	1,142,800	150,781
	Broadcom Inc.	487,050	123,847
	Temenos AG1	637,000	76,403
	Paycom Software, Inc.[2]	357,000	43,715
	Amadeus IT Group SA, Class A, non-registered shares	486,200	33,892
	Adobe Inc.[2]	135,000	30,542
	Other securities		326,242
			1,338,985

Consumer	Amazon.com, Inc.[2]	228,600	343,350
discretionary	Alibaba Group Holding Ltd. (ADR)[2]	931,050	127,619
17.99%	NIKE, Inc., Class B	562,500	41,704
	Home Depot, Inc.	236,800	40,687
	Just Eat PLC[2]	5,292,000	39,581
	Booking Holdings Inc.[2]	22,700	39,099
	Ocado Group PLC[2]	3,115,000	31,366
	Moncler SpA[1]	915,000	30,352
	Other securities		296,182
			989,940

Health care	UnitedHealth Group Inc.	324,200	80,765
12.51%	Merck & Co., Inc.	886,000	67,699
	Boston Scientific Corp.[2]	1,638,200	57,894
	Elanco Animal Health Inc.[2]	1,799,658	56,743
	AstraZeneca PLC	721,300	53,995
	Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	47,577
	Mettler-Toledo International Inc.[2]	65,000	36,763
	Cigna Corp.	177,511	33,713
	Hologic, Inc.[2]	800,000	32,880
	Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	32,110
	Other securities		188,418
			688,557

Communication	Alphabet Inc., Class A2	116,500	121,738
services	Alphabet Inc., Class C2	71,052	73,582
10.57%	Nintendo Co., Ltd.[1]	345,600	92,022
	Naspers Ltd., Class N	379,000	76,189
	Tencent Holdings Ltd.	1,800,000	72,179
	Facebook, Inc., Class A2	408,000	53,485
	SoftBank Group Corp.[1]	776,000	51,643
	Other securities		40,753
			581,591

Financials	AIA Group Ltd.	15,004,900	124,554
10.39%	JPMorgan Chase & Co.	853,600	83,328
	Kotak Mahindra Bank Ltd.	3,471,000	62,470
	MarketAxess Holdings Inc.	211,000	44,586
	Société Générale	1,234,350	39,345
	Other securities		217,484
			571,767

46     American Funds Insurance Series

Global Growth Fund

			Value
Common stocks		Shares	(000)
Consumer staples	Nestlé SA1	739,650	$60,038
6.94%	Coca-Cola European Partners PLC	1,194,500	54,768
	British American Tobacco PLC	1,710,800	54,514
	Philip Morris International Inc.	602,200	40,203
	Other securities		172,025
			381,548

Industrials	Airbus SE, non-registered shares	1,093,500	105,192
6.15%	Other securities		233,387
			338,579

Materials	Sherwin-Williams Co.	155,500	61,183
2.82%	Other securities		94,160
			155,343

Energy	Royal Dutch Shell PLC, Class B	1,042,000	31,078
2.66%	Other securities		115,155
			146,233
	Total common stocks (cost: $3,929,871,000)		5,192,543

		Principal amount
Short-term securities 5.35%		(000)
	Federal Home Loan Bank 2.15%–2.29% due 1/2/2019–1/10/2019	$60,100	60,080
	Nestle Capital Corp. 2.68% due 3/19/2019[3]	40,000	39,778
	Toronto-Dominion Bank 2.65% due 2/20/2019[3]	50,000	49,815
	U.S. Treasury Bills 2.37% due 2/12/2019	50,000	49,868
	Other securities		94,832
	Total short-term securities (cost: $294,370,000)		294,373

	Total investment securities 99.72% (cost: $4,224,241,000)		5,486,916
	Other assets less liabilities 0.28%		15,237
	Net assets 100.00%		$5,502,153

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,042,869,000, which represented 18.95% of the net assets of the fund. This amount includes $1,012,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $168,168,000, which represented 3.06% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series     47

Global Small Capitalization Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 88.97%		Shares	(000)
Health care	GW Pharmaceuticals PLC (ADR)[1]	823,718	$80,222
21.25%	Insulet Corp.[1]	860,355	68,243
	Allakos Inc.[1,2]	886,580	46,341
	Molina Healthcare, Inc.[1]	381,000	44,280
	iRhythm Technologies, Inc.[1]	614,905	42,724
	Integra LifeSciences Holdings Corp.[1]	926,365	41,779
	Evolent Health, Inc., Class A1	1,545,000	30,823
	Illumina, Inc.[1]	100,200	30,053
	NuCana PLC (ADR)[1,2,3]	2,067,724	29,982
	China Biologic Products Holdings, Inc.[1,2]	360,000	27,328
	Haemonetics Corp.[1]	242,825	24,295
	CONMED Corp.	332,500	21,346
	Other securities		289,222
			776,638

Information	Paycom Software, Inc.[1]	428,885	52,517
technology	Mellanox Technologies, Ltd.[1]	389,200	35,954
15.61%	Qorvo, Inc.[1]	510,300	30,991
	Cree, Inc.[1]	711,507	30,435
	HubSpot, Inc.[1]	229,100	28,805
	Ceridian HCM Holding Inc.[1,2]	801,777	27,653
	Other securities		363,983
			570,338

Industrials	International Container Terminal Services, Inc.[4]	22,581,620	42,947
14.49%	Nihon M&A Center Inc.[4]	1,667,392	33,670
	frontdoor, inc.[1]	903,000	24,029
	Bravida Holding AB4	3,229,000	22,319
	Other securities		406,656
			529,621

Consumer	Five Below, Inc.[1]	423,000	43,281
discretionary	Melco International Development Ltd.	15,579,000	31,753
13.40%	Mattel, Inc.[1,2]	2,583,800	25,812
	Domino’s Pizza, Inc.	100,000	24,799
	ServiceMaster Global Holdings, Inc.[1]	658,750	24,202
	Cedar Fair, LP	500,000	23,650
	Hilton Grand Vacations Inc.[1]	851,000	22,458
	Other securities		293,641
			489,596

Financials	Kotak Mahindra Bank Ltd.	3,135,263	56,427
8.66%	Essent Group Ltd.[1]	1,018,841	34,824
	Trupanion, Inc.[1,2]	1,140,800	29,045
	Cannae Holdings, Inc.[1]	1,625,000	27,820
	Bharat Financial Inclusion Ltd.[1]	1,897,444	27,523
	Other securities		140,992
			316,631

Materials	Lundin Mining Corp.	6,820,000	28,175
3.90%	Allegheny Technologies Inc.[1]	1,200,950	26,145
	Other securities		88,349
			142,669

48     American Funds Insurance Series

Global Small Capitalization Fund

			Value
Common stocks		Shares	(000)
Consumer staples	Other securities		$120,907
3.31%

Communication	Entertainment One Ltd.	5,114,389	23,246
services	Other securities		69,377
2.54%			92,623

Energy	Other securities		77,770
2.13%

Real estate	WHA Corp. PCL[4]	229,577,250	30,221
2.02%	MGM Growth Properties LLC REIT, Class A	892,500	23,571
	Other securities		19,934
			73,726

Utilities	ENN Energy Holdings Ltd.	4,686,900	41,569
1.66%	Other securities		19,216
			60,785
	Total common stocks (cost: $2,973,377,000)		3,251,304

		Principal amount
Bonds, notes & other debt instruments 0.13%		(000)
U.S. Treasury bonds & notes 0.13%
U.S. Treasury	Other securities		4,989
0.13%	Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989

Short-term securities 12.25%
Commercial paper 8.31%
	National Australia Bank Ltd. 2.34% due 1/16/2019[5]	$40,000	39,957
	Sumitomo Mitsui Banking Corp. 2.57% due 2/15/2019[5]	50,000	49,838
	Canadian Imperial Bank of Commerce 2.56% due 1/15/2019[5]	32,000	31,968
	ExxonMobil Corp. 2.36% due 1/4/2019	50,000	49,987
	Mizuho Bank, Ltd. 2.50% due 2/1/2019[5]	62,400	62,261
	United Overseas Bank Ltd. 2.71% due 3/4/2019[5]	50,000	49,764
	Other securities		19,894
			303,669

		Shares
Money market investments 1.49%
	Fidelity Institutional Money Market Funds - Government Portfolio[6]	6,646	6,646
	Goldman Sachs Financial Square Government Fund[6]	16,023	16,023
	Invesco Short-Term Investments Trust - Government & Agency Portfolio[6]	29,254	29,254
	Morgan Stanley Institutional Liquidity Funds - Government Portfolio[6]	2,513	2,513
			54,436

American Funds Insurance Series     49

Global Small Capitalization Fund

	Principal amount	Value
Short-term securities (continued)	(000)	(000)
Bonds & notes of governments & government agencies outside the U.S. 1.00%
KfW 2.43% due 1/11/2019[5]	$28,600	$28,579
Other securities		7,888
		36,467

Federal agency discount notes 0.82%
Federal Home Loan Bank 2.29% due 1/10/2019	30,000	29,984

U.S. Treasury bonds & notes 0.63%
U.S. Treasury Bills 2.35% due 2/7/2019	23,100	23,046
Total short-term securities (cost: $447,616,000)		447,602

Total investment securities 101.35% (cost: $3,425,984,000)		3,703,895
Other assets less liabilities (1.35)%		(49,381)
Net assets 100.00%		$3,654,514

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $16,560,000, an aggregate cost of $8,280,000, and which represented .45% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.82%
Health care 0.82%
NuCana PLC (ADR)[1,2]	416,620	1,651,104	—	2,067,724	$—	$(13,335)	$—	$29,982

Consumer discretionary 0.00%
Hostelworld Group PLC[7]	6,212,000	—	6,212,000	—	2,632	(6,656)	437	—
Total 0.82%					$2,632	$(19,991)	$437	$29,982

50     American Funds Insurance Series

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $67,607,000, which represented 1.85% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $729,211,000, which represented 19.95% of the net assets of the fund. This amount includes $697,427,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $309,041,000, which represented 8.46% of the net assets of the fund.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 12/31/2018.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series     51

Growth Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 91.48%		Shares	(000)
Information	Microsoft Corp.	10,468,400	$1,063,275
technology	Broadcom Inc.	3,414,000	868,112
21.29%	ASML Holding NV (New York registered)	1,278,400	198,944
	ASML Holding NV	985,000	154,794
	Visa Inc., Class A	2,650,400	349,694
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	31,814,000	231,687
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	89,307
	ServiceNow, Inc.[2]	1,653,000	294,317
	Intel Corp.	4,769,400	223,828
	Workday, Inc., Class A2	1,123,000	179,321
	Samsung Electronics Co., Ltd.[1]	3,901,400	134,758
	Paycom Software, Inc.[2]	1,028,500	125,940
	RingCentral, Inc., Class A2	1,433,100	118,145
	Other securities		958,728
			4,990,850

Health care	UnitedHealth Group Inc.	3,377,000	841,278
16.77%	Regeneron Pharmaceuticals, Inc.[2]	1,341,000	500,864
	Intuitive Surgical, Inc.[2]	940,500	450,424
	Humana Inc.	1,056,200	302,580
	Centene Corp.[2]	2,014,700	232,295
	Vertex Pharmaceuticals Inc.[2]	1,400,900	232,143
	Boston Scientific Corp.[2]	4,791,000	169,314
	Cigna Corp.	739,902	140,522
	Thermo Fisher Scientific Inc.	622,100	139,220
	Other securities		924,343
			3,932,983

Communication	Facebook, Inc., Class A2	7,518,400	985,587
services	Alphabet Inc., Class C2	532,700	551,670
13.53%	Alphabet Inc., Class A2	157,500	164,581
	Netflix, Inc.[2]	2,401,060	642,668
	Charter Communications, Inc., Class A2	997,380	284,223
	Comcast Corp., Class A	7,616,400	259,339
	Activision Blizzard, Inc.	3,895,800	181,427
	Other securities		103,032
			3,172,527

Consumer	Amazon.com, Inc.[2]	531,016	797,570
discretionary	Tesla, Inc.[2]	1,813,000	603,366
13.10%	Home Depot, Inc.	2,568,237	441,274
	NIKE, Inc., Class B	2,479,800	183,852
	Ulta Beauty, Inc.[2]	700,000	171,388
	Other securities		875,296
			3,072,746

Financials	Wells Fargo & Co.	7,294,754	336,142
9.72%	Berkshire Hathaway Inc., Class A2	410	125,460
	BlackRock, Inc.	494,000	194,053
	JPMorgan Chase & Co.	1,683,000	164,294
	PNC Financial Services Group, Inc.	1,133,600	132,529
	Intercontinental Exchange, Inc.	1,699,900	128,054
	Goldman Sachs Group, Inc.	752,400	125,688
	Legal & General Group PLC	40,158,246	118,239
	Other securities		955,543
			2,280,002

52     American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)
Industrials 5.14%	TransDigm Group Inc.[2]	717,100	$243,857
	MTU Aero Engines AG1	751,103	136,234
	Other securities		824,453
			1,204,544

Energy 5.04%	Concho Resources Inc.[2]	2,421,560	248,912
	EOG Resources, Inc.	2,182,000	190,292
	Diamondback Energy, Inc.	1,189,000	110,220
	Other securities		632,511
			1,181,935

Materials 2.68%	Linde PLC	705,000	110,008
	Other securities		519,044
			629,052

Consumer staples 2.22%	Costco Wholesale Corp.	627,500	127,828
	Other securities		391,450
			519,278

Real estate 1.59%	Equinix, Inc. REIT	433,500	152,835
	Other securities		218,914
			371,749

Utilities 0.40%	Other securities		94,291
	Total common stocks (cost: $14,970,485,000)		21,449,957

Convertible stocks 0.06%
Consumer discretionary	Other securities		13,104
	Total convertible stocks (cost: $10,650,000)		13,104
0.06%

Short-term securities 8.29%		Principal amount (000)
	Federal Home Loan Bank 2.22%–2.39% due 1/7/2019–2/21/2019	$728,800	727,650
	U.S. Treasury Bills 2.16%–2.43% due 1/2/2019–5/2/2019	689,200	686,594
	Other securities		530,171
	Total short-term securities (cost: $1,944,441,000)		1,944,415

	Total investment securities 99.83% (cost: $16,925,576,000)		23,407,476
	Other assets less liabilities 0.17%		40,385
	Net assets 100.00%		$23,447,861

American Funds Insurance Series     53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $50,104,000, an aggregate cost of $47,650,000, and which represented .21% of the net assets of the fund) were acquired from 5/22/2015 to 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities“ also includes securities (with an aggregate value of $427,632,000, which represented 1.82% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $819,772,000, which represented 3.50% of the net assets of the fund. This amount includes $719,983,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

54     American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2018

Common stocks 88.00%		Shares	Value (000)
Financials 15.22%	AIA Group Ltd.	40,985,700	$340,217
	HDFC Bank Ltd.	7,804,100	237,169
	HDFC Bank Ltd. (ADR)	498,647	51,655
	Kotak Mahindra Bank Ltd.	6,186,048	111,334
	Axis Bank Ltd.[1]	7,399,300	65,700
	Axis Bank Ltd.[1,2,3,4]	3,222,055	26,034
	Prudential PLC	3,810,265	68,089
	Credit Suisse Group AG2	5,523,789	60,403
	Other securities		411,019
			1,371,620

Industrials 13.93%	Airbus SE, non-registered shares	2,926,849	281,555
	Yamato Holdings Co., Ltd.[2]	4,239,395	116,573
	Rolls-Royce Holdings PLC[1]	10,833,188	114,606
	Adani Ports & Special Economic Zone Ltd.	14,643,483	81,319
	SMC Corp.[2]	266,100	80,325
	Ryanair Holdings PLC (ADR)[1]	991,700	70,748
	Melrose Industries PLC	33,132,733	69,196
	Safran SA	549,000	66,298
	Other securities		374,728
			1,255,348

Health care 12.21%	Novartis AG2	3,279,000	280,111
	Shire PLC	3,360,150	195,726
	Teva Pharmaceutical Industries Ltd. (ADR)	7,166,598	110,509
	Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,026,230	55,962
	Grifols, SA, Class A, non-registered shares	881,000	23,116
	Grifols, SA, Class B (ADR)	793,690	14,572
	Fresenius SE & Co. KGaA[2]	1,819,000	88,503
	Chugai Pharmaceutical Co., Ltd.[2]	1,434,500	83,302
	Daiichi Sankyo Co., Ltd.[2]	2,160,000	69,011
	Hikma Pharmaceuticals PLC	2,761,980	60,410
	Other securities		118,954
			1,100,176

Consumer discretionary 10.25%	Alibaba Group Holding Ltd. (ADR)[1]	1,104,000	151,325
	Galaxy Entertainment Group Ltd.	18,284,000	116,282
	Kering SA	176,551	83,260
	Hyundai Motor Co.[2]	682,393	72,333
	Industria de Diseño Textil, SA	2,566,027	65,710
	Ryohin Keikaku Co., Ltd.[2]	248,400	59,976
	Other securities		374,282
			923,168

Consumer staples 6.67%	Pernod Ricard SA	929,337	152,584
	Nestlé SA2	1,003,500	81,454
	Kirin Holdings Co., Ltd.[2]	3,139,000	65,793
	British American Tobacco PLC	1,862,200	59,339
	Other securities		242,250
			601,420

Communication services 6.52%	Tencent Holdings Ltd.	4,992,087	200,181
	SoftBank Group Corp.[2]	1,283,900	85,443
	Nintendo Co., Ltd.[2]	216,239	57,577
	Other securities		243,972
			587,173

American Funds Insurance Series     55

International Fund

Common stocks (continued)		Shares	Value (000)
Information technology 5.65%	Samsung Electronics Co., Ltd.[2]	4,945,950	$170,838
	ASML Holding NV	507,174	79,703
	Other securities		258,653
			509,194

Materials 5.65%	Asahi Kasei Corp.[2]	11,328,780	116,444
	Vale SA, ordinary nominative (ADR)	6,875,266	90,685
	Vale SA, ordinary nominative	102,481	1,348
	Teck Resources Ltd., Class B	3,152,000	67,856
	Other securities		232,548
			508,881

Utilities 5.31%	ENN Energy Holdings Ltd.	14,004,000	124,204
	China Gas Holdings Ltd.	24,134,000	85,989
	Ørsted AS2	1,235,208	82,426
	Other securities		185,495
			478,114

Energy 4.58%	Royal Dutch Shell PLC, Class B	3,191,000	95,174
	Royal Dutch Shell PLC, Class A	1,440,256	42,360
	Other securities		274,769
			412,303

Real estate 2.01%	China Overseas Land & Investment Ltd.	19,930,217	68,466
	Other securities		112,771
			181,237
	Total common stocks (cost: $7,462,877,000)		7,928,634

Rights & warrants 0.14%
Financials 0.07%	Axis Bank Ltd., warrants, expire 2019[1,2]	2,466,000	6,664
	Other securities		—
			6,664

Real estate 0.07%	Other securities		6,382
	Total rights & warrants (cost: $13,714,000)		13,046

Bonds, notes & other debt instruments 0.87%		Principal amount (000)
Corporate bonds & notes 0.50%
Other 0.50%	Other securities		44,890
	Total corporate bonds & notes		44,890

Bonds & notes of governments & government agencies outside the U.S. 0.37%
	Other securities		33,018
	Total bonds, notes & other debt instruments (cost: $70,215,000)		77,908

56     American Funds Insurance Series

International Fund

	Principal amount	Value
Short-term securities 10.84%	(000)	(000)
Canadian Imperial Bank of Commerce 2.31%–2.50% due 1/22/2019–1/25/2019[4]	$100,000	$99,839
Federal Home Loan Bank 2.15%–2.41% due 1/2/2019–3/21/2019	314,475	313,688
Mizuho Bank, Ltd. 2.61% due 2/25/2019[4]	75,000	74,694
Siemens Capital Co. LLC 2.50% due 2/19/2019[4]	55,000	54,808
U.S. Treasury Bill 2.38% due 2/19/2019	125,000	124,608
Other securities		309,216
Total short-term securities (cost: $976,875,000)		976,853

Total investment securities 99.85% (cost: $8,523,681,000)		8,996,441
Other assets less liabilities 0.15%		13,669
Net assets 100.00%		$9,010,110

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD39,858	INR2,825,000	Goldman Sachs	1/17/2019	$(525)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,613,221,000, which represented 29.00% of the net assets of the fund. This amount includes $2,569,796,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $462,479,000, which represented 5.13% of the net assets of the fund.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	date	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017	$ 17,232	$ 26,034.29%

Key to abbreviations and symbol

ADR = American Depositary Receipts
INR = Indian rupees
USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series     57

New World Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 79.74%		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,901,000	$72,104
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	14,764
16.77%	PagSeguro Digital Ltd., Class A2	2,813,223	52,692
	Broadcom Inc.	167,150	42,503
	Temenos AG1	204,800	24,564
	Microsoft Corp.	232,100	23,574
	StoneCo Ltd., Class A2	1,275,126	23,513
	Kingdee International Software Group Co. Ltd.	22,463,000	19,851
	Keyence Corp.[1]	38,300	19,434
	EPAM Systems, Inc.[2]	167,200	19,397
	Visa Inc., Class A	132,000	17,416
	Murata Manufacturing Co., Ltd.[1]	123,800	16,783
	Other securities		158,420
			505,015

Financials	HDFC Bank Ltd.	2,688,876	81,716
10.94%	AIA Group Ltd.	6,477,600	53,770
	B3 SA - Brasil, Bolsa, Balcao	6,435,200	44,515
	IndusInd Bank Ltd.	906,300	20,761
	Shriram Transport Finance Co. Ltd.	1,150,000	20,425
	Sberbank of Russia PJSC (ADR)	1,551,500	17,004
	Other securities		91,189
			329,380

Energy	Reliance Industries Ltd.	11,548,513	185,473
9.73%	Royal Dutch Shell PLC, Class B	1,284,000	38,296
	Royal Dutch Shell PLC, Class A	68,628	2,019
	LUKOIL Oil Co. PJSC (ADR)	303,000	21,658
	Exxon Mobil Corp.	32,000	2,182
	Other securities		43,261
			292,889

Consumer	Alibaba Group Holding Ltd. (ADR)[2]	386,237	52,941
discretionary	Sony Corp.[1]	767,000	37,102
9.40%	General Motors Co.	542,000	18,130
	Other securities		174,720
			282,893

Health care	Yunnan Baiyao Group Co., Ltd., Class A1	2,730,912	29,419
8.35%	BioMarin Pharmaceutical Inc.[2]	318,000	27,078
	AstraZeneca PLC	268,500	20,099
	Other securities		174,692
			251,288

Consumer staples	British American Tobacco PLC	1,529,000	48,722
6.31%	JBS SA, ordinary nominative	9,930,600	29,696
	Nestlé SA1	258,196	20,958
	Kweichow Moutai Co., Ltd., Class A1	225,899	19,388
	Other securities		71,102
			189,866

58     American Funds Insurance Series

New World Fund

			Value
Common stocks		Shares	(000)
Communication	Alphabet Inc., Class C2	47,300	$48,984
services	Alphabet Inc., Class A2	16,900	17,660
5.74%	Tencent Holdings Ltd.	591,600	23,723
	Facebook, Inc., Class A2	162,200	21,263
	Other securities		61,205
			172,835

Materials	Vale SA, ordinary nominative	3,595,086	47,307
5.59%	Vale SA, ordinary nominative (ADR)	395,000	5,210
	First Quantum Minerals Ltd.	3,305,000	26,727
	Other securities		89,219
			168,463

Industrials	Azul SA, preference shares (ADR)[2]	866,446	23,992
4.49%	Azul SA, preference shares[2]	838,500	7,788
	Airbus SE, non-registered shares	280,229	26,957
	Nidec Corp.[1]	151,400	17,171
	Other securities		59,384
			135,292

Real estate	American Tower Corp. REIT	176,800	27,968
1.34%	Other securities		12,440
			40,408

Utilities	Other securities		32,453
1.08%	Total common stocks (cost: $2,216,498,000)		2,400,782

Rights & warrants 0.11%
Consumer staples	Other securities		3,502
0.11%	Total rights & warrants (cost: $3,452,000)		3,502

		Principal amount
Bonds, notes & other debt instruments 3.09%		(000)
Bonds & notes of governments & government agencies outside the U.S. 2.61%
	Other securities		78,507

Corporate bonds & notes 0.48%
Other	Other securities		14,360
0.48%	Total corporate bonds & notes		14,360
	Total bonds, notes & other debt instruments (cost: $97,609,000)		92,867

Short-term securities 16.68%
	American Honda Finance Corp. 2.35% due 1/10/2019	$25,000	24,983
	ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	20,000	19,893
	Bank of Nova Scotia 2.62% due 2/19/2019[3]	50,000	49,820
	Colgate-Palmolive Co. 2.39% due 1/14/2019[3]	20,000	19,981
	Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	49,600	49,522
	ExxonMobil Corp. 2.38% due 1/8/2019	40,000	39,979
	Federal Home Loan Bank 2.37% due 2/22/2019	95,500	95,169
	Mizuho Bank, Ltd. 2.51% due 2/1/2019[3]	69,800	69,645

American Funds Insurance Series     59

New World Fund

	Principal amount	Value
Short-term securities (continued)	(000)	(000)
Swedbank AB 2.56% due 2/1/2019	$88,900	$88,705
Toronto-Dominion Bank 2.39% due 1/7/20193	21,100	21,090
Other securities		23,530
Total short-term securities (cost: $502,291,000)		502,317

Total investment securities 99.62% (cost: $2,819,850,000)		2,999,468
Other assets less liabilities 0.38%		11,411
Net assets 100.00%		$3,010,879

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
INR120,000	USD1,673	HSBC Bank	1/10/2019	$44
USD1,689	INR120,000	Citibank	1/10/2019	(28)
EUR590	USD672	Morgan Stanley	1/14/2019	5
USD674	EUR590	JPMorgan Chase	1/14/2019	(2)
INR112,350	USD1,565	HSBC Bank	1/15/2019	41
USD1,586	INR112,350	HSBC Bank	1/15/2019	(20)
EUR385	USD439	Morgan Stanley	1/18/2019	3
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD406	EUR320	Citibank	3/6/2019	37
EUR320	USD366	Morgan Stanley	3/6/2019	2
USD531	EUR415	Goldman Sachs	3/8/2019	53
USD323	EUR255	Goldman Sachs	3/8/2019	29
EUR670	USD767	Morgan Stanley	3/8/2019	5
USD1,397	EUR1,100	JPMorgan Chase	3/15/2019	128
EUR1,100	USD1,259	Morgan Stanley	3/15/2019	9
				$303

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $486,458,000, which represented 16.16% of the net assets of the fund. This amount includes $463,432,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $277,296,000, which represented 9.21% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts
EUR = Euros
INR = Indian rupees
USD/$ = U.S. dollars

See notes to financial statements

60     American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 94.94%		Shares	(000)
Health care	AbbVie Inc.	6,711,500	$618,733
25.24%	Abbott Laboratories	5,764,000	416,910
	Amgen Inc.	1,416,510	275,752
	Gilead Sciences, Inc.	3,761,212	235,264
	Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	167,057
	Medtronic PLC	900,000	81,864
	UnitedHealth Group Inc.	211,000	52,564
	Thermo Fisher Scientific Inc.	209,600	46,907
	Other securities		132,401
			2,027,452

Information	Microsoft Corp.	2,612,000	265,301
technology	Intel Corp.	5,515,000	258,819
13.45%	QUALCOMM Inc.	3,845,300	218,836
	Broadcom Inc.	385,000	97,898
	Texas Instruments Inc.	780,000	73,710
	Mastercard Inc., Class A	337,000	63,575
	Apple Inc.	400,000	63,096
	Other securities		39,281
			1,080,516

Consumer staples	Philip Morris International Inc.	3,349,900	223,639
12.67%	Coca-Cola Co.	3,558,000	168,471
	Altria Group, Inc.	2,872,800	141,888
	Costco Wholesale Corp.	591,255	120,444
	British American Tobacco PLC (ADR)	3,723,112	118,618
	Kimberly-Clark Corp.	500,000	56,970
	Kellogg Co.	792,000	45,152
	PepsiCo, Inc.	400,000	44,192
	Other securities		98,359
			1,017,733

Energy	EOG Resources, Inc.	2,713,800	236,671
9.44%	Exxon Mobil Corp.	2,699,800	184,099
	Royal Dutch Shell PLC, Class B (ADR)	1,737,000	104,116
	Halliburton Co.	2,844,730	75,613
	Canadian Natural Resources, Ltd.	2,673,000	64,499
	Noble Energy, Inc.	2,862,000	53,691
	Other securities		39,514
			758,203

Communication	Alphabet Inc., Class A1	184,550	192,847
services	Alphabet Inc., Class C1	20,500	21,230
9.11%	Verizon Communications Inc.	3,306,480	185,890
	Facebook, Inc., Class A1	1,089,000	142,757
	CBS Corp., Class B	2,886,400	126,194
	Viacom Inc., Class B	2,435,136	62,583
			731,501

Industrials	General Dynamics Corp.	1,206,000	189,595
8.56%	CSX Corp.	2,726,000	169,366
	Illinois Tool Works Inc.	650,000	82,349
	Union Pacific Corp.	400,000	55,292

American Funds Insurance Series     61

Blue Chip Income and Growth Fund

			Value
Common stocks (continued)		Shares	(000)
Industrials	United Technologies Corp.	500,000	$53,240
(continued)	Northrop Grumman Corp.	174,300	42,686
	Other securities		94,989
			687,517

Consumer	Lowe’s Companies, Inc.	3,111,572	287,385
discretionary	Marriott International, Inc., Class A	952,500	103,403
8.11%	McDonald’s Corp.	500,000	88,785
	General Motors Co.	1,752,800	58,631
	Other securities		112,783
			650,987

Financials	JPMorgan Chase & Co.	1,579,000	154,142
4.89%	Charles Schwab Corp.	2,655,000	110,262
	U.S. Bancorp	1,000,000	45,700
	Other securities		82,299
			392,403

Materials	Linde PLC	665,700	103,876
1.68%	Other securities		31,028
			134,904

Other	Other securities		143,876
1.79%	Total common stocks (cost: $6,925,880,000)		7,625,092

Rights & warrants 0.05%
Financials	Other securities		3,520
0.05%	Total rights & warrants (cost: $10,088,000)		3,520

		Principal amount
Short-term securities 4.85%		(000)
	Coca-Cola Co. 2.40% due 1/23/2019[2]	$15,000	14,976
	Federal Home Loan Bank 2.33%–2.36% due 1/18/2019–2/14/2019	154,500	154,194
	U.S. Treasury Bills 2.24%–2.38% due 1/2/2019–2/19/2019	99,300	99,160
	Other securities		121,091
	Total short-term securities (cost: $389,429,000)		389,421

	Total investment securities 99.84% (cost: $7,325,397,000)		8,018,033
	Other assets less liabilities 0.16%		13,239
	Net assets 100.00%		$8,031,272

62     American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $54,948,000, which represented .68% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series     63

Global Growth and Income Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 91.72%		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,589,800	$69,838
technology	Microsoft Corp.	416,000	42,253
15.54%	Broadcom Inc.	145,500	36,998
	Murata Manufacturing Co., Ltd.[1]	170,000	23,046
	Apple Inc.	119,000	18,771
	PagSeguro Digital Ltd., Class A2	998,752	18,707
	Tableau Software, Inc., Class A2	104,000	12,480
	ASML Holding NV	70,000	11,001
	Halma PLC	610,000	10,605
	Other securities		38,430
			282,129

Health care	UnitedHealth Group Inc.	272,825	67,966
11.07%	Merck & Co., Inc.	282,000	21,548
	Hologic, Inc.[2]	400,000	16,440
	Novartis AG1	148,000	12,643
	AstraZeneca PLC	167,000	12,501
	Boston Scientific Corp.[2]	351,000	12,404
	Centene Corp.[2]	101,000	11,645
	Other securities		45,961
			201,108

Financials	AIA Group Ltd.	3,005,000	24,944
10.25%	CME Group Inc., Class A	75,000	14,109
	HDFC Bank Ltd.	444,000	13,493
	DBS Group Holdings Ltd.	705,000	12,254
	Blackstone Group LP	355,000	10,583
	Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	10,553
	Other securities		100,183
			186,119

Communication	Nintendo Co., Ltd.[1]	289,000	76,951
services	Alphabet Inc., Class A2	26,500	27,691
10.13%	Alphabet Inc., Class C2	9,000	9,321
	Vivendi SA	715,200	17,438
	Other securities		52,538
			183,939

Industrials	Airbus SE, non-registered shares	589,200	56,679
9.89%	Boeing Co.	97,400	31,411
	Safran SA	143,000	17,269
	Lockheed Martin Corp.	45,000	11,783
	CCR SA, ordinary nominative	4,025,000	11,631
	Other securities		50,746
			179,519

Consumer	Home Depot, Inc.	146,000	25,086
discretionary	LVMH Moët Hennessy-Louis Vuitton SE	56,200	16,626
9.55%	Carnival Corp., units	319,000	15,727
	Alibaba Group Holding Ltd. (ADR)[2]	93,500	12,816
	Daimler AG1	222,000	11,680
	Norwegian Cruise Line Holdings Ltd.[2]	275,000	11,657
	Other securities		79,751
			173,343

64     American Funds Insurance Series

Global Growth and Income Fund

			Value
Common stocks		Shares	(000)
Materials	Vale SA, ordinary nominative	2,925,000	$38,489
6.53%	Vale SA, ordinary nominative (ADR)	505,000	6,661
	Other securities		73,399
			118,549

Energy	Reliance Industries Ltd.	3,195,148	51,315
6.04%	Royal Dutch Shell PLC, Class B	450,000	13,422
	Galp Energia, SGPS, SA, Class B	708,000	11,190
	Other securities		33,752
			109,679

Consumer staples	Nestlé SA1	488,700	39,668
5.58%	British American Tobacco PLC	937,000	29,858
	Other securities		31,809
			101,335

Real estate	MGM Growth Properties LLC REIT, Class A	676,200	17,858
3.69%	Gaming and Leisure Properties, Inc. REIT	425,000	13,732
	Other securities		35,494
			67,084

Utilities	Ørsted AS1	491,552	32,802
3.45%	Enel SPA[1]	2,780,000	16,066
	Other securities		13,861
			62,729
	Total common stocks (cost: $1,481,838,000)		1,665,533

		Principal amount
Bonds, notes & other debt instruments 2.17%		(000)
Corporate bonds & notes 2.17%
Communication	Sprint Corp. 7.25% 2021	$33,000	33,858
services
1.87%

Health care	Other securities		5,526
0.30%	Total bonds, notes & other debt instruments (cost: $38,299,000)		39,384

Short-term securities 5.89%
	BASF SE 2.50% due 1/11/2019[3]	15,000	14,989
	Federal Home Loan Bank 2.15%–2.38% due 1/2/2019–2/19/2019	57,200	57,104
	KfW 2.51% due 2/13/2019[3]	25,000	24,922
	Other securities		9,999
	Total short-term securities (cost: $107,023,000)		107,014

	Total investment securities 99.78% (cost: $1,627,160,000)		1,811,931
	Other assets less liabilities 0.22%		3,943
	Net assets 100.00%		$1,815,874

American Funds Insurance Series     65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
				Unrealized
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD7,748	AUD10,500	Citibank	1/11/2019	$351

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $395,472,000, which represented 21.78% of the net assets of the fund. This amount includes $391,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $49,910,000, which represented 2.75% of the net assets of the fund.

Key to abbreviations and symbol

AUD = Australian dollars
ADR = American Depositary Receipts
USD/$ = U.S. dollars

See notes to financial statements

66     American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 90.59%		Shares	(000)
Health care	AbbVie Inc.	7,288,241	$671,903
15.91%	UnitedHealth Group Inc.	2,286,268	569,555
	Gilead Sciences, Inc.	7,114,800	445,031
	Amgen Inc.	2,283,200	444,470
	Abbott Laboratories	4,812,269	348,071
	Merck & Co., Inc.	3,714,380	283,816
	Cigna Corp.	1,277,418	242,607
	Eli Lilly and Co.	1,567,600	181,403
	Other securities		1,566,133
			4,752,989

Information	Microsoft Corp.	9,710,500	986,297
technology	Broadcom Inc.	1,985,134	504,780
13.79%	Intel Corp.	9,945,900	466,761
	Texas Instruments Inc.	3,188,582	301,321
	Accenture PLC, Class A	1,490,900	210,232
	QUALCOMM Inc.	3,500,275	199,201
	Other securities		1,449,685
			4,118,277

Financials	JPMorgan Chase & Co.	4,986,230	486,756
11.01%	Bank of New York Mellon Corp.	6,217,700	292,667
	CME Group Inc., Class A	1,464,600	275,521
	Wells Fargo & Co.	5,210,100	240,081
	Intercontinental Exchange, Inc.	3,183,555	239,817
	Aon PLC, Class A	1,214,800	176,583
	Berkshire Hathaway Inc., Class B1	814,500	166,305
	Other securities		1,410,515
			3,288,245

Communication	Alphabet Inc., Class C1	348,784	361,204
services	Alphabet Inc., Class A1	317,250	331,514
10.28%	Facebook, Inc., Class A1	4,975,927	652,294
	Netflix, Inc.[1]	1,266,777	339,066
	Verizon Communications Inc.	4,588,600	257,971
	Twenty-First Century Fox, Inc., Class A	4,796,000	230,784
	Comcast Corp., Class A	5,903,800	201,024
	Other securities		695,140
			3,068,997

Industrials	General Dynamics Corp.	2,033,000	319,608
9.19%	Airbus SE, non-registered shares	2,559,564	246,223
	BWX Technologies, Inc.[2]	5,290,948	202,273
	Textron Inc.	3,831,077	176,191
	Other securities		1,800,478
			2,744,773

Consumer staples	Coca-Cola Co.	8,433,100	399,307
8.91%	Philip Morris International Inc.	3,686,270	246,095
	British American Tobacco PLC	6,830,460	217,653
	British American Tobacco PLC (ADR)	479,440	15,275
	Pernod Ricard SA	1,233,233	202,480
	Other securities		1,579,033
			2,659,843

American Funds Insurance Series     67

Growth-Income Fund

			Value
Common stocks (continued)		Shares	(000)
Energy	Exxon Mobil Corp.	5,277,700	$359,886
6.84%	Chevron Corp.	2,725,900	296,551
	EOG Resources, Inc.	2,406,800	209,897
	Enbridge Inc. (CAD denominated)	5,120,559	159,071
	Enbridge Inc. (CAD denominated)[3]	1,340,553	41,644
	Other securities		974,704
			2,041,753

Consumer	Amazon.com, Inc.[1]	350,400	526,290
discretionary	Lowe’s Companies, Inc.	2,000,000	184,720
6.35%	Other securities		1,184,040
			1,895,050

Materials	Celanese Corp.	3,329,233	299,531
4.69%	Vale SA, ordinary nominative (ADR)	14,557,884	192,018
	Vale SA, ordinary nominative	3,570,848	46,988
	DowDuPont Inc.	3,404,500	182,073
	Linde PLC	1,152,000	179,758
	International Flavors & Fragrances Inc.	1,267,500	170,187
	Other securities		330,092
			1,400,647

Real estate	Crown Castle International Corp. REIT	1,827,000	198,467
1.79%	Other securities		337,258
			535,725

Utilities	Sempra Energy	1,840,000	199,070
1.68%	Other securities		303,746
			502,816

Mutual funds	Other securities		45,729
0.15%	Total common stocks (cost: $22,571,835,000)		27,054,844

Convertible stocks 0.13%
Real estate	Other securities		38,828
0.13%	Total convertible stocks (cost: $39,390,000)		38,828

		Principal amount
Convertible bonds 0.09%		(000)
Energy	Other securities		27,617
0.09%	Total convertible bonds (cost: $43,359,000)		27,617

Short-term securities 9.11%
	Chevron Corp. 2.50% due 2/11/2019[3]	$30,000	29,913
	Coca-Cola Co. 2.27% due 1/3/2019[3]	20,000	19,996
	ExxonMobil Corp. 2.46% due 2/5/2019	100,000	99,752
	Federal Home Loan Bank 2.20%–2.41% due 1/4/2019–3/26/2019	1,219,600	1,215,496
	General Dynamics Corp. 2.52% due 1/10/2019[3]	45,000	44,970

68     American Funds Insurance Series

Growth-Income Fund

	Principal amount	Value
Short-term securities	(000)	(000)
Merck & Co. Inc. 2.35%–2.50% due 1/29/2019–2/27/2019[3]	$126,900	$126,512
U.S. Treasury Bills 2.27%–2.43% due 1/17/2019–5/2/2019	672,600	669,783
Other securities		513,291
Total short-term securities (cost: $2,719,773,000)		2,719,713

Total investment securities 99.92% (cost: $25,374,357,000)		29,841,002
Other assets less liabilities 0.08%		23,133
Net assets 100.00%		$29,864,135

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,082,559,000, which represented 3.62% of the net assets of the fund. This amount includes $974,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliate at
	Beginning			Ending	gain	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.68%
Industrials 0.68%
BWX Technologies, Inc.	4,772,174	518,774	—	5,290,948	$ —	$ (116,886)	$ 3,182	$ 202,273

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $706,416,000, which represented 2.37% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

See notes to financial statements

American Funds Insurance Series     69

International Growth and Income Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 89.17%		Shares	(000)
Financials	HDFC Bank Ltd.	1,228,800	$37,344
18.67%	Zurich Insurance Group AG1	92,200	27,498
	AIA Group Ltd.	1,833,000	15,215
	KB Financial Group Inc.[1]	356,500	14,918
	Swedbank AB, Class A1	611,000	13,631
	GT Capital Holdings, Inc.[1]	733,589	13,598
	Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	13,591
	Prudential PLC	738,000	13,188
	Banco Santander, SA	2,611,538	11,888
	Sumitomo Mitsui Financial Group, Inc.[1]	308,000	10,218
	Other securities		78,569
			249,658

Health care	Shire PLC	927,000	53,997
13.34%	Novartis AG1	426,145	36,404
	Fresenius SE & Co. KGaA[1]	551,600	26,838
	Daiichi Sankyo Co., Ltd.[1]	561,000	17,924
	Teva Pharmaceutical Industries Ltd. (ADR)	662,000	10,208
	Other securities		33,003
			178,374

Industrials	Airbus SE, non-registered shares	253,960	24,430
8.49%	Shanghai International Airport Co., Ltd., Class A1	2,855,033	21,203
	ASSA ABLOY AB, Class B1	681,100	12,151
	Adani Ports & Special Economic Zone Ltd.	2,008,779	11,155
	Airports of Thailand PCL, foreign registered[1]	5,250,000	10,333
	Other securities		34,231
			113,503

Energy	Royal Dutch Shell PLC, Class A	1,933,691	56,872
7.09%	Royal Dutch Shell PLC, Class B	138,000	4,116
	TOTAL SA	399,350	21,130
	Other securities		12,695
			94,813

Materials	Rio Tinto PLC	874,100	41,557
7.06%	Vale SA, ordinary nominative (ADR)	1,386,000	18,281
	Yara International ASA[1]	343,000	13,223
	Other securities		21,347
			94,408

Real estate	Sun Hung Kai Properties Ltd.	2,227,000	31,739
7.04%	CK Asset Holdings Ltd.	3,939,348	28,826
	Daito Trust Construction Co., Ltd.[1]	95,500	13,077
	China Resources Land Ltd.	3,162,000	12,155
	Other securities		8,396
			94,193

Consumer staples	British American Tobacco PLC	1,075,402	34,268
7.04%	Pernod Ricard SA	128,650	21,123
	Coca-Cola Icecek AS, Class C	2,631,000	15,351
	Imperial Brands PLC	316,016	9,574
	Other securities		13,864
			94,180

70     American Funds Insurance Series

International Growth and Income Fund

			Value
Common stocks		Shares	(000)
Communication	Tencent Holdings Ltd.	440,700	$17,672
services	BT Group PLC	4,859,461	14,748
6.31%	Yandex NV, Class A2	470,000	12,855
	Other securities		39,178
			84,453

Utilities	Ørsted AS1	441,200	29,441
6.08%	ENN Energy Holdings Ltd.	1,658,000	14,705
	Naturgy Energy Group, SA	400,000	10,202
	Other securities		26,923
			81,271

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	48,000	14,200
discretionary	EssilorLuxottica	105,000	13,288
4.49%	Other securities		32,513
			60,001

Information	Samsung Electronics Co., Ltd.[1]	417,500	14,421
technology	Tokyo Electron Ltd.[1]	96,500	11,004
3.56%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,464,000	10,662
	Other securities		11,493
			47,580
	Total common stocks (cost: $1,222,804,000)		1,192,434

		Principal amount
Bonds, notes & other debt instruments 1.14%		(000)
Bonds & notes of governments & government agencies outside the U.S. 0.61%
	Other securities		8,169

Corporate bonds & notes 0.53%
Other	Other securities		7,102
0.53%	Total corporate bonds & notes		7,102
	Total bonds, notes & other debt instruments (cost: $15,574,000)		15,271

Short-term securities 9.40%
	BASF SE 2.62% due 2/5/2019[3]	$10,000	9,975
	Federal Home Loan Bank 2.22%–2.41% due 1/2/2019–3/21/2019	49,700	49,556
	KfW 2.43% due 1/11/2019[3]	23,200	23,183
	L’Oréal USA, Inc. 2.50% due 1/16/2019[3]	10,000	9,989
	National Rural Utilities Cooperative Finance Corp. 2.50% due 2/6/2019	18,100	18,054
	Siemens Capital Corp. 2.50% due 1/16/2019[3]	15,000	14,984
	Total short-term securities (cost: $125,744,000)		125,741

	Total investment securities 99.71% (cost: $1,364,122,000)		1,333,446
	Other assets less liabilities 0.29%		3,812
	Net assets 100.00%		$1,337,258

American Funds Insurance Series     71

International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $410,893,000, which represented 30.73% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,763,000, which represented 4.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

72     American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2018

			Value
Common stocks 68.05%		Shares	(000)
Financials	CME Group Inc., Class A	73,016	$13,736
10.16%	Zurich Insurance Group AG1	23,867	7,118
	Wells Fargo & Co.	148,000	6,820
	Sampo Oyj, Class A1	130,569	5,747
	Svenska Handelsbanken AB, Class A1	475,408	5,274
	DBS Group Holdings Ltd.	293,600	5,103
	Other securities		24,783
			68,581

Consumer staples	Philip Morris International Inc.	145,220	9,695
9.24%	Coca-Cola Co.	177,700	8,414
	Diageo PLC	233,000	8,301
	Altria Group, Inc.	150,370	7,427
	British American Tobacco PLC	189,300	6,032
	Nestlé SA1	69,277	5,623
	Other securities		16,929
			62,421

Information	Broadcom Inc.	47,700	12,129
technology	Microsoft Corp.	99,520	10,108
8.94%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,277,800	9,306
	Intel Corp.	176,700	8,292
	QUALCOMM Inc.	140,900	8,019
	Other securities		12,493
			60,347

Real estate	Crown Castle International Corp. REIT	118,400	12,862
7.81%	American Tower Corp. REIT	68,369	10,815
	Link Real Estate Investment Trust REIT	582,500	5,899
	Other securities		23,132
			52,708

Energy	Enbridge Inc. (CAD denominated)	335,970	10,437
6.62%	Royal Dutch Shell PLC, Class B	321,740	9,596
	Royal Dutch Shell PLC, Class B (ADR)	8,500	509
	Royal Dutch Shell PLC, Class A	101	3
	Williams Companies, Inc.	231,200	5,098
	Chevron Corp.	22,600	2,459
	Other securities		16,621
			44,723

Communication	Vodafone Group PLC	5,377,800	10,481
services	Verizon Communications Inc.	119,950	6,743
6.02%	Koninklijke KPN NV	2,175,375	6,381
	HKT Trust and HKT Ltd., units	3,699,240	5,329
	Other securities		11,749
			40,683

Health care	AstraZeneca PLC	105,100	7,867
5.69%	AstraZeneca PLC (ADR)	145,100	5,511
	Johnson & Johnson	60,200	7,769
	Pfizer Inc.	158,900	6,936
	Other securities		10,313
			38,396

American Funds Insurance Series     73

Capital Income Builder

			Value
Common stocks (continued)		Shares	(000)
Utilities	Edison International	135,100	$7,670
5.52%	Enel SPA[1]	1,284,246	7,422
	SSE PLC	477,689	6,585
	Other securities		15,588
			37,265

Consumer	Las Vegas Sands Corp.	154,300	8,031
discretionary	Other securities		15,747
3.52%			23,778

Industrials	Airbus SE, non-registered shares	73,714	7,091
3.12%	Boeing Co.	17,900	5,773
	Other securities		8,208
			21,072

Materials	Other securities		9,546
1.41%	Total common stocks (cost: $480,374,000)		459,520

Rights & warrants 0.00%
Energy	Other securities		—
0.00%	Total rights & warrants (cost: $1,000)		—

Convertible stocks 0.91%
Utilities	Other securities		4,128
0.61%

Real estate	Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	1,900	1,999
0.30%	Total convertible stocks (cost: $6,292,000)		6,127

		Principal amount
Bonds, notes & other debt instruments 24.91%		(000)
U.S. Treasury bonds & notes 13.84%
U.S. Treasury	U.S. Treasury 1.625% 2022	$6,050	5,872
13.02%	U.S. Treasury 2.00% 2022	15,000	14,741
	U.S. Treasury 2.125% 2022	8,800	8,681
	U.S. Treasury 2.00% 2025	13,200	12,729
	U.S. Treasury 2.00% 2026	7,500	7,160
	U.S. Treasury, principal only, 0% 2047	12,400	5,188
	U.S. Treasury 1.75%–3.13% 2021–2048[2]	33,658	33,580
			87,951

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,599	5,512
inflation-protected	Total U.S. Treasury bonds & notes		93,463
securities
0.82%

74     American Funds Insurance Series

Capital Income Builder

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
Mortgage-backed obligations 6.96%
Federal agency	Fannie Mae 4.00% 2047[4]	$9,196	$9,385
mortgage-backed	Fannie Mae 4.50% 2048[4,5]	6,846	7,099
obligations	Fannie Mae 4.50% 2048[4]	5,816	6,033
6.72%	Fannie Mae 4.50% 2048[4]	5,689	5,901
	Fannie Mae 3.50%–4.00% 2046–2049[4,5]	2,344	2,382
	Government National Mortgage Assn. 4.30%–6.87% 2049–2063[4,5]	7,553	7,817
	Other securities		6,759
			45,376

Collateralized	Other securities		1,582
mortgage-backed	Total mortgage-backed obligations		46,958
obligations (privately
originated)
0.24%

Corporate bonds & notes 3.97%
Financials	CME Group Inc. 4.15% 2048	100	102
0.98%	Wells Fargo & Co. 3.55%–4.60% 2021–2023	600	606
	Other securities		5,886
			6,594

Utilities	Enel Finance International SA 3.625% 2027[6]	215	190
0.83%	Southern California Edison Co. 4.65% 2043	100	101
	Other securities		5,297
			5,588

Health care	AstraZeneca PLC 3.38%–3.50% 2023–2025	470	463
0.54%	Other securities		3,196
			3,659

Communication	Verizon Communications Inc. 4.329% 2028	312	314
services	Vodafone Group PLC 3.75%–5.25% 2024–2048	600	582
0.38%	Other securities		1,668
			2,564

Consumer staples	Philip Morris International Inc. 2.63%–3.60% 2022–2023	273	265
0.36%	Other securities		2,203
			2,468

Energy	Shell International Finance BV 3.50% 2023	100	101
0.26%	Other securities		1,629
			1,730

Information	Broadcom Ltd. 3.50%–3.88% 2027–2028	328	291
technology
0.04%

Other	Other securities		3,923
0.58%	Total corporate bonds & notes		26,817

American Funds Insurance Series     75

Capital Income Builder

	Principal amount	Value
Bonds, notes & other debt instruments (continued)	(000)	(000)
Asset-backed obligations 0.14%
Other securities		$967
Total bonds, notes & other debt instruments (cost: $169,549,000)		168,205

Short-term securities 6.79%
Chevron Corp. 2.39% due 1/28/2019[6]	$10,000	9,981
Federal Home Loan Bank 2.33%–2.38% due 1/18/2019–2/21/2019	22,200	22,140
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,600	9,579
Pfizer Inc. 2.31% due 1/15/2019[6]	4,200	4,196
Total short-term securities (cost: $45,898,000)		45,896

Total investment securities 100.66% (cost: $702,114,000)		679,748
Other assets less liabilities (0.66)%		(4,468)
Net assets 100.00%		$675,280

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	100	December 2019	$25,000	$24,338	$151
2 Year U.S. Treasury Note Futures	Long	49	April 2019	9,800	10,403	67
5 Year U.S. Treasury Note Futures	Long	988	April 2019	98,800	113,311	1,810
10 Year Ultra U.S. Treasury Note Futures	Short	473	March 2019	(47,300)	(61,527)	(1,820)
20 Year U.S. Treasury Bond Futures	Long	64	March 2019	6,400	9,344	439
30 Year Ultra U.S. Treasury Bond Futures	Short	26	March 2019	(2,600)	(4,177)	(218)
						$429

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $77,218,000, which represented 11.43% of the net assets of the fund. This amount includes $76,827,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $284,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $23,524,000, which represented 3.48% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

76     American Funds Insurance Series

Capital Income Builder

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
TBA = To-be-announced

See notes to financial statements

American Funds Insurance Series     77

Asset Allocation Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 58.94%		Shares	(000)
Information	Microsoft Corp.	6,500,000	$660,205
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,016,000	517,331
13.64%	Broadcom Inc.	1,995,000	507,289
	VeriSign, Inc.[1]	2,000,000	296,580
	ASML Holding NV (New York registered)	1,865,000	290,231
	Intel Corp.	5,820,000	273,133
	Intuit Inc.	1,100,000	216,535
	Visa Inc., Class A	1,032,000	136,162
	Other securities		230,164
			3,127,630

Health care	UnitedHealth Group Inc.	2,016,300	502,301
11.11%	Johnson & Johnson	3,472,000	448,062
	Cigna Corp.	1,689,540	320,877
	Humana Inc.	965,000	276,453
	AbbVie Inc.	2,675,300	246,636
	Merck & Co., Inc.	2,420,300	184,935
	Bluebird Bio, Inc.[1]	1,617,100	160,416
	Other securities		406,972
			2,546,652

Financials	Chubb Ltd.	2,450,000	316,491
9.49%	Arch Capital Group Ltd.[1]	8,595,000	229,658
	First Republic Bank	2,580,000	224,202
	Wells Fargo & Co.	3,500,000	161,280
	JPMorgan Chase & Co.	1,600,000	156,192
	Bank of America Corp.	6,000,000	147,840
	CME Group Inc., Class A	738,200	138,870
	Citigroup Inc.	2,500,000	130,150
	Other securities		670,432
			2,175,115

Industrials	Boeing Co.	1,140,000	367,650
4.39%	Northrop Grumman Corp.	1,249,400	305,978
	Lockheed Martin Corp.	847,200	221,831
	Other securities		111,429
			1,006,888

Energy	Noble Energy, Inc.	10,500,000	196,980
4.17%	Cenovus Energy Inc.	27,000,000	189,862
	Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,535
	Other securities		404,961
			956,338

Consumer	Home Depot, Inc.	1,125,000	193,297
discretionary	Amazon.com, Inc.[1]	103,000	154,703
3.94%	General Motors Co.	4,100,000	137,145
	VF Corp.	1,600,000	114,144
	Other securities		304,124
			903,413

78     American Funds Insurance Series

Asset Allocation Fund

			Value
Common stocks		Shares	(000)
Communication	Comcast Corp., Class A	7,550,000	$257,077
services	Facebook, Inc., Class A1	1,332,000	174,612
3.70%	Verizon Communications Inc.	2,040,000	114,689
	Other securities		301,633
			848,011

Consumer staples	Philip Morris International Inc.	5,430,000	362,507
3.52%	Nestlé SA2	3,242,230	263,173
	Nestlé SA (ADR)	900,000	72,864
	Other securities		109,682
			808,226

Materials	DowDuPont Inc.	7,753,100	414,636
3.23%	Other securities		324,972
			739,608

Utilities	CMS Energy Corp.	2,284,700	113,435
0.94%	Other securities		102,464
			215,899

Real estate	Other securities		184,779
0.81%	Total common stocks (cost: $10,995,856,000)		13,512,559

Rights & warrants 0.00%
Other	Other securities		242
0.00%	Total rights & warrants (cost: $70,000)		242

Convertible stocks 0.03%
Industrials	Other securities		6,074
0.03%	Total convertible stocks (cost: $4,800,000)		6,074

		Principal amount
Convertible bonds 0.00%		(000)
Communication	Other securities		1,272
services
0.00%

Bonds, notes & other debt instruments 28.92%
U.S. Treasury bonds & notes 12.30%
U.S. Treasury	U.S. Treasury 1.50% 2019	$400,000	399,688
9.54%	U.S. Treasury 1.25% 2020[3]	298,117	293,842
	U.S. Treasury 1.625% 2020	125,000	123,238
	U.S. Treasury 2.25% 2027	126,075	122,452
	U.S. Treasury 1.13%–4.75% 2019–2048[3]	1,260,397	1,247,301
			2,186,521

American Funds Insurance Series     79

Asset Allocation Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$221,289	$217,968
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	139,180	144,107
securities	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[4]	283,125	271,873
2.76%			633,948
	Total U.S. Treasury bonds & notes		2,820,469

Corporate bonds & notes 9.97%
Energy	Other securities		367,218
1.60%

Financials	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	6,905	6,864
1.56%	Other securities		349,954
			356,818

Health care	AbbVie Inc. 4.25%–4.88% 2028–2048	11,404	10,435
1.52%	Cigna Corp. 3.40%–4.90% 2021–2048[5]	18,585	18,521
	Johnson & Johnson 2.45% 2026	5,285	4,970
	Other securities		315,654
			349,580

Communication	Comcast Corp. 2.35%–4.70% 2025–2048	24,439	24,085
services	NBCUniversal Enterprise, Inc. 1.974% 2019[5]	100	100
1.07%	Other securities		220,154
			244,339

Materials	Dow Chemical Co. 4.55% 2025[5]	8,394	8,556
0.73%	DowDuPont Inc. 4.21%–4.73% 2023–2028	16,125	16,632
	Other securities		142,841
			168,029

Industrials	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	9,962
0.63%	Northrop Grumman Corp. 2.93%–3.25% 2025–2028	8,140	7,676
	Other securities		127,441
			145,079

Consumer staples	Nestle Holdings, Inc. 3.50% 2025[5]	4,500	4,526
0.59%	Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,405	14,816
	Other securities		116,177
			135,519

Information	Broadcom Ltd. 3.00%–3.63% 2022–2028	6,277	5,582
technology	Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,268
0.29%	Other securities		52,778
			65,628

Other	Other securities		454,358
1.98%	Total corporate bonds & notes		2,286,568

80     American Funds Insurance Series

Asset Allocation Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
Mortgage-backed obligations 5.75%
Federal agency	Fannie Mae 0%–7.50% 2021–2049[6,7,8]	$576,633	$585,310
mortgage-backed	Freddie Mac 3.00%–6.50% 2037–2049[6,8]	309,698	312,698
obligations	Other securities		383,453
5.59%			1,281,461

Other	Other securities		37,382
0.16%	Total mortgage-backed obligations		1,318,843

Federal agency bonds & notes 0.07%
	Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,031

Other 0.83%
	Other securities		190,115
	Total bonds, notes & other debt instruments (cost: $6,771,429,000)		6,631,026

Short-term securities 13.60%
	Federal Home Loan Bank 2.13%–2.41% due 1/2/2019–3/15/2019	1,506,150	1,501,682
	Merck & Co. Inc. 2.37%–2.50% due 1/23/2019–2/27/2019[5]	149,000	148,526
	U.S. Treasury Bills 2.12%–2.38% due 1/15/2019–3/7/2019	660,200	658,327
	United Parcel Service Inc. 2.34%–2.40% due 1/14/2019–1/22/2019[5]	175,000	174,804
	Other securities		633,289
	Total short-term securities (cost: $3,116,790,000)		3,116,628

	Total investment securities 101.49% (cost: $20,890,335,000)		23,267,801
	Other assets less liabilities (1.49)%		(342,350)
	Net assets 100.00%		$22,925,451

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $43,203,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $30,904,000, an aggregate cost of $36,241,000, and which represented .13% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series     81

Asset Allocation Fund

Futures contracts

							Unrealized
							appreciation
					Notional	Value at	(depreciation)
			Number of		amount[9]	12/31/2018[10]	at 12/31/2018
Contracts		Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures		Long	2,898	April 2019	$579,600	$615,282	$2,012
5 Year U.S. Treasury Note Futures		Long	1,317	April 2019	131,700	151,043	2,659
10 Year U.S. Treasury Note Futures		Long	817	March 2019	81,700	99,687	1,364
10 Year Ultra U.S. Treasury Note Futures		Short	211	March 2019	(21,100)	(27,447)	(874)
							$5,161

Swap contracts

Interest rate swaps
						Upfront	Unrealized
					Value at	payments/	depreciation
			Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay		date	(000)	(000)	(000)	(000)
1.6365%	3-month USD-LIBOR		10/16/2019	$124,000	$(1,066)	$—	$(1,066)
U.S. EFFR	2.4435%		12/20/2023	17,844	(137)	—	(137)
U.S. EFFR	2.45375%		12/20/2023	159,848	(1,304)	—	(1,304)
U.S. EFFR	2.4225%		12/24/2023	73,206	(490)	—	(490)
3-month USD-LIBOR	2.945%		10/16/2044	28,000	(560)	—	(560)
						$—	$(3,557)

82     American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning			Ending	Net	Net	Dividend	Value of
	shares or			shares or	realized	unrealized	or interest	affiliates at
	principal			principal	gain	depreciation	income	12/31/2018
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 0.59%
Energy 0.14%
Weatherford International PLC[1]	56,000,000	4,000,000	—	60,000,000	$—	$(210,215)	$—	$33,540

Consumer discretionary 0.45%
Dillard’s, Inc., Class A (USA)[11]	807,618	892,382	—	1,700,000	—	(9,607)	562	102,527

Total common stocks								136,067

Bonds, notes & other debt instruments 0.08%
Energy 0.08%
Weatherford International PLC 4.50% 2022	$2,670,000	$3,695,000	—	$6,365,000	—	(1,890)	340	3,755
Weatherford International PLC 8.25% 2023	$5,500,000	$300,000	—	$5,800,000	—	(2,350)	484	3,523
Weatherford International PLC 9.875% 2024	—	$1,000,000	—	$1,000,000	—	(391)	86	620
Weatherford International PLC 9.875% 2025[5]	—	$2,550,000	—	$2,550,000	—	(973)	214	1,562
Weatherford International PLC 6.50% 2036	$7,595,000	—	—	$7,595,000	—	(2,323)	519	3,987
Weatherford International PLC 6.75% 2040	$7,825,000	—	—	$7,825,000	—	(2,412)	553	4,069
								17,516
Total 0.67%					$—	$(230,161)	$2,758	$153,583

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $396,462,000, which represented 1.73% of the net assets of the fund. This amount includes $369,780,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,162,000, which represented .04% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,612,443,000, which represented 7.03% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.

Key to abbreviations and symbol

ADR = American Depositary Receipts
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series     83

Global Balanced Fund

Summary investment portfolio December 31, 2018

			Value
Common stocks 56.65%		Shares	(000)
Information	ASML Holding NV	35,800	$5,626
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	732,000	5,331
11.31%	Microsoft Corp.	48,500	4,926
	PagSeguro Digital Ltd., Class A2	220,528	4,130
	Broadcom Inc.	15,150	3,852
	Temenos AG1	25,000	2,999
	Keyence Corp.[1]	4,400	2,233
	Intel Corp.	44,000	2,065
	Other securities		10,273
			41,435

Financials	JPMorgan Chase & Co.	48,270	4,712
8.12%	HSBC Holdings PLC (GBP denominated)	539,633	4,449
	Berkshire Hathaway Inc., Class A2	12	3,672
	B3 SA - Brasil, Bolsa, Balcao	376,000	2,601
	HDFC Bank Ltd. (ADR)	21,605	2,238
	Credicorp Ltd.	10,050	2,228
	Wells Fargo & Co.	47,900	2,207
	AIA Group Ltd.	250,000	2,075
	Other securities		5,545
			29,727

Health care	Merck & Co., Inc.	66,870	5,110
7.49%	Humana Inc.	16,330	4,678
	UnitedHealth Group Inc.	8,985	2,238
	Other securities		15,420
			27,446

Industrials	Boeing Co.	15,250	4,918
6.81%	Edenred SA	65,000	2,391
	Other securities		17,629
			24,938

Energy	ConocoPhillips	56,006	3,492
4.95%	Royal Dutch Shell PLC, Class B	114,200	3,406
	LUKOIL Oil Co. PJSC (ADR)	39,800	2,845
	Enbridge Inc. (CAD denominated)	62,117	1,929
	Enbridge Inc. (CAD denominated)[3]	16,157	502
	TOTAL SA	45,200	2,391
	Other securities		3,564
			18,129

Consumer staples	Nestlé SA1	45,300	3,677
4.85%	Philip Morris International Inc.	50,800	3,391
	British American Tobacco PLC	78,900	2,514
	Coca-Cola European Partners PLC	48,000	2,201
	Other securities		5,994
			17,777

Consumer	Amazon.com, Inc.[2]	2,500	3,755
discretionary	Ocado Group PLC[2]	259,500	2,613
4.05%	Other securities		8,465
			14,833

84     American Funds Insurance Series

Global Balanced Fund

				Value
Common stocks		Shares		(000)
Materials	DowDuPont Inc.		40,738	$2,179
3.54%	Linde PLC[1]		13,706	2,176
	Randgold Resources Ltd.[1]		25,000	2,068
	Other securities			6,530
				12,953

Communication	Nintendo Co., Ltd.[1]		21,300	5,671
services	Other securities			2,412
2.21%				8,083

Real estate	Link Real Estate Investment Trust REIT		211,697	2,144
1.91%	Other securities			4,838
				6,982

Utilities	Ørsted AS1		33,800	2,255
1.41%	ENN Energy Holdings Ltd.		232,000	2,058
	Other securities			839
				5,152
	Total common stocks (cost: $181,317,000)			207,455

		Principal amount
Bonds, notes & other debt instruments 36.97%			(000)
Bonds & notes of governments & government agencies outside the U.S. 16.15%
	Canada 1.00%–2.25% 2022–2025	C$	2,000	1,484
	Japan, Series 395, 0.10% 2020		¥251,100	2,301
	Japan, Series 346, 0.10% 2027		380,450	3,529
	Japan 0.10%–1.70% 2020–2046[4]		1,018,875	9,836
	Poland (Republic of) 3.25%–5.75% 2020–2025	PLN	14,140	4,068
	United Mexican States 5.75%–10.00% 2020–2042	MXN	63,500	2,995
	United Mexican States 4.15%–4.60% 2027–2046		$600	565
	Other securities			34,368
				59,146

U.S. Treasury bonds & notes 12.50%
U.S. Treasury	U.S. Treasury 2.875% 2021		2,250	2,276
10.13%	U.S. Treasury 1.625% 2022		2,850	2,766
	U.S. Treasury 2.875% 2023		2,250	2,288
	U.S. Treasury 2.25% 2027		2,800	2,711
	U.S. Treasury 2.875% 2028[5]		2,170	2,205
	U.S. Treasury 1.00%–3.13% 2019–2046[5]		25,142	24,843
				37,089

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[4]		8,962	8,681
inflation-protected	Total U.S. Treasury bonds & notes			45,770
securities
2.37%

Corporate bonds & notes 6.43%
Financials	Banco Nacional de Comercio Exterior SNC 3.80% 2026
1.61%	(UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,6]		200	191
	Berkshire Hathaway Inc. 3.00% 2022		75	75
	HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[6]		€100	115
	HSBC Holdings PLC 3.03%–4.29% 2023–2026[6]		$650	633

American Funds Insurance Series     85

Global Balanced Fund

		Principal amount		Value
Bonds, notes & other debt instruments (continued)		(000)		(000)
Corporate bonds & notes (continued)
Financials	JPMorgan Chase & Co. 2.55%–6.75% 2021–2049[6]		$389	$387
(continued)	JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[7]		300	297
	Other securities			4,193
				5,891

Utilities	Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023		72	72
0.98%	Other securities			3,539
				3,611

Health care	Humana Inc. 3.15% 2022		100	98
0.92%	Other securities			3,277
				3,375

Consumer	Amazon.com, Inc. 2.80%–3.15% 2024–2027		220	213
discretionary	Other securities			1,826
0.56%				2,039

Energy	Petróleos Mexicanos 7.47% 2026	MXN	4,000	150
0.53%	Petróleos Mexicanos 6.35%–6.50% 2027–2048		$487	408
	Shell International Finance BV 3.50% 2023		330	334
	Other securities			1,035
				1,927

Information	Broadcom Ltd. 3.875% 2027		190	171
technology	Microsoft Corp. 2.40%–3.30% 2026–2027		652	630
0.31%	Other securities			338
				1,139

Other	Other securities			5,550
1.52%	Total corporate bonds & notes			23,532

Mortgage-backed obligations 1.89%
Federal agency	Fannie Mae 4.00%–4.50% 2041–2049[8,9]		3,775	3,871
mortgage-backed	Other securities			474
obligations				4,345
1.18%

Other	Other securities			2,591
0.71%	Total mortgage-backed obligations			6,936
	Total bonds, notes & other debt instruments (cost: $138,335,000)			135,384

86     American Funds Insurance Series

Global Balanced Fund

	Principal amount	Value
Short-term securities 6.99%	(000)	(000)
Canada Bill 2.32% due 1/3/2019	$6,000	$6,000
Federal Home Loan Bank 2.15%–2.39% due 1/2/2019–1/22/2019	9,600	9,592
National Rural Utilities Cooperative Finance Corp. 2.55% due 1/14/2019	5,000	4,995
U.S. Treasury Bills 2.28% due 1/15/2019	5,000	4,996
Total short-term securities (cost: $25,583,000)		25,583

Total investment securities 100.61% (cost: $345,235,000)		368,422
Other assets less liabilities (0.61)%		(2,233)
Net assets 100.00%		$366,189

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
				Notional	Value at	appreciation
		Number of		amount[10]	12/31/2018[11]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	6	April 2019	$1,200	$1,274	$6
5 Year U.S. Treasury Note Futures	Long	97	April 2019	9,700	11,124	116
10 Year Ultra U.S. Treasury Note Futures	Long	9	March 2019	900	1,171	38
10 Year U.S. Treasury Note Futures	Long	7	March 2019	700	854	20
						$180

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD500	MYR2,100	JPMorgan Chase	1/4/2019	$(8)
USD482	THB15,900	HSBC Bank	1/8/2019	(6)
USD1,367	EUR1,200	Citibank	1/8/2019	(9)
JPY57,806	EUR450	HSBC Bank	1/9/2019	12
JPY42,300	USD374	Citibank	1/9/2019	12
EUR534	USD606	Goldman Sachs	1/9/2019	6
USD354	JPY40,000	Bank of New York Mellon	1/9/2019	(11)
USD513	BRL2,000	Citibank	1/10/2019	(3)
USD350	INR24,900	Citibank	1/10/2019	(6)
JPY9,730	USD86	JPMorgan Chase	1/11/2019	3
JPY9,730	USD86	Goldman Sachs	1/11/2019	3
USD162	ILS600	Goldman Sachs	1/11/2019	1
USD497	PLN1,870	JPMorgan Chase	1/11/2019	(3)
USD172	JPY19,459	Goldman Sachs	1/11/2019	(6)
USD356	INR25,000	Citibank	1/14/2019	(1)
USD378	MYR1,580	JPMorgan Chase	1/14/2019	(4)
USD692	INR49,000	HSBC Bank	1/15/2019	(9)
JPY116,594	USD1,033	JPMorgan Chase	1/17/2019	32
USD871	CAD1,165	Citibank	1/17/2019	17
EUR938	USD1,068	Goldman Sachs	1/17/2019	9
KRW900,000	USD802	JPMorgan Chase	1/17/2019	5
USD259	THB8,500	Bank of America, N.A.	1/17/2019	(2)

American Funds Insurance Series     87

Global Balanced Fund

Forward currency contracts (continued)

					Unrealized
					(depreciation)
Contract amount					appreciation
Purchases	Sales		Settlement		at 12/31/2018
(000)	(000)	Counterparty	date		(000)
USD796	KRW900,000	Morgan Stanley	1/17/2019	$	$(11)
USD740	JPY83,520	Citibank	1/17/2019		(23)
JPY110,281	EUR860	Goldman Sachs	1/18/2019		21
USD520	AUD725	JPMorgan Chase	1/18/2019		10
USD113	CAD150	Goldman Sachs	1/18/2019		4
KRW532,100	USD475	HSBC Bank	1/18/2019		2
GBP190	USD243	Citibank	1/18/2019		(1)
USD474	KRW532,100	Goldman Sachs	1/18/2019		(3)
USD116	INR8,300	Citibank	1/22/2019		(3)
USD588	BRL2,300	JPMorgan Chase	1/22/2019		(5)
GBP1,476	USD1,871	Citibank	1/24/2019		13
EUR1,565	USD1,787	JPMorgan Chase	1/24/2019		10
GBP270	EUR300	Bank of America, N.A.	1/24/2019		— [12]
NOK2,700	USD316	Bank of New York Mellon	1/24/2019		(3)
USD699	AUD970	UBS AG	1/25/2019		15
USD462	INR32,718	JPMorgan Chase	1/25/2019		(6)
EUR717	USD812	HSBC Bank	1/28/2019		11
EUR400	USD459	HSBC Bank	1/28/2019		1
NOK3,054	USD351	UBS AG	1/29/2019		3
USD143	MXN2,900	HSBC Bank	1/29/2019		(3)
JPY85,000	USD754	JPMorgan Chase	2/13/2019		24
USD504	CNH3,500	JPMorgan Chase	2/28/2019		(6)
USD62	BRL250	HSBC Bank	12/20/2019		— [12]
					$82

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.521%	5/1/2019	$153,000	$(19)	$ —	$(19)
(0.0385)%	EONIA	12/4/2021	€4,300	12	—	12
(0.0405)%	EONIA	12/4/2021	4,400	12	—	12
					$ —	$5

88     American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $42,136,000, which represented 11.51% of the net assets of the fund. This amount includes $40,068,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,661,000, which represented 2.91% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $154,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts	JPY/¥ = Japanese yen
AUD = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CNH = Chinese yuan renminbi	MYR = Malaysian ringgits
EFFR = Effective Federal Funds Rate	NOK = Norwegian kroner
EONIA = Euro Overnight Index Average	PLN = Polish zloty
EUR/€ = Euros	TBA = To-be-announced
GBP = British pounds	THB = Thai baht
ILS = Israeli shekels	USD/$ = U.S. dollars
INR = Indian rupees

See notes to financial statements

American Funds Insurance Series     89

Bond Fund

Summary investment portfolio December 31, 2018

			Principal amount	Value
Bonds, notes & other debt instruments 98.44%			(000)	(000)
Corporate bonds & notes 36.57%
Financials	Bank of America Corp. 2.82%–4.27% 2023–2029[1]		$111,866	$108,914
10.49%	General Motors Financial Co. 4.20% 2021		12,600	12,602
	Intesa Sanpaolo SpA 5.017% 2024[2]		70,790	64,129
	Morgan Stanley 2.50%–3.88% 2021–2029[1,3]		103,230	100,523
	Other securities			747,734
				1,033,902

Health care	Teva Pharmaceutical Finance Co. BV 2.80% 2023		77,814	67,082
6.53%	Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046		133,539	103,666
	Other securities			472,682
				643,430

Energy	Petróleos Mexicanos 7.47% 2026	MXN	295,000	11,075
5.02%	Petróleos Mexicanos 4.63%–6.75% 2022–2048		$65,035	57,055
	Other securities			426,114
				494,244

Utilities	Other securities			344,262
3.49%

Consumer	General Motors Co. 4.35%–5.95% 2025–2049		20,265	18,401
discretionary	General Motors Financial Co. 3.15%–3.95% 2020–2024		71,039	67,851
3.03%	Other securities			212,152
				298,404

Consumer staples	Other securities			277,569
2.82%

Communication	Other securities			204,443
services
2.07%

Industrials	Other securities			102,117
1.04%

Other	Other securities			205,279
2.08%	Total corporate bonds & notes			3,603,650

U.S. Treasury bonds & notes 28.94%
U.S. Treasury	U.S. Treasury 2.25% 2023		110,600	109,231
23.96%	U.S. Treasury 2.50% 2023		57,200	57,218
	U.S. Treasury 2.625% 2023		297,846	299,451
	U.S. Treasury 2.75% 2023		173,600	175,425
	U.S. Treasury 2.125% 2024[4]		250,100	245,361
	U.S. Treasury 2.125% 2024[4]		72,100	70,548
	U.S. Treasury 2.125% 2024		72,100	70,475
	U.S. Treasury 2.25% 2024		65,000	64,175
	U.S. Treasury 2.625% 2025		76,884	77,076
	U.S. Treasury 2.75% 2025		132,000	133,361
	U.S. Treasury 2.875% 2025		162,218	165,056
	U.S. Treasury 2.875% 2025		96,200	97,906
	U.S. Treasury 2.25% 2027		120,200	116,223

90     American Funds Insurance Series

Bond Fund

		Principal amount		Value
Bonds, notes & other debt instruments			(000)	(000)
	U.S. Treasury 2.25% 2027		$73,175	$71,072
	U.S. Treasury 3.125% 2028		125,656	130,492
	U.S. Treasury 3.00% 2048[4]		72,499	72,268
	U.S. Treasury 3.125% 2048[4]		85,768	87,519
	U.S. Treasury 3.375% 2048[4]		105,392	112,851
	U.S. Treasury 2.38%–8.75% 2020–2045		195,161	206,044
				2,361,752

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		50,902	50,107
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[5]		54,409	52,483
securities	U.S. Treasury Inflation-Protected Security 0.375% 2027[5]		155,061	147,380
4.98%	U.S. Treasury Inflation-Protected Security 0.50% 2028[5]		128,145	122,360
	U.S. Treasury Inflation-Protected Security 0.75% 2028[5]		71,633	70,160
	U.S. Treasury Inflation-Protected Securities 0.88%–1.00% 2047–2048[4,5]		57,402	48,055
				490,545
	Total U.S. Treasury bonds & notes			2,852,297

Mortgage-backed obligations 22.67%
Federal agency	Fannie Mae 3.50% 2047[6]		94,234	94,300
mortgage-backed	Fannie Mae 3.50% 2047[6]		65,315	65,360
obligations	Fannie Mae 3.50% 2049[6,7]		538,377	538,494
22.65%	Fannie Mae 4.00% 2049[6,7]		225,210	229,666
	Fannie Mae 4.50% 2049[6,7]		98,000	101,542
	Fannie Mae 3.00%–9.19% 2023–2049[3,6]		170,534	172,675
	Freddie Mac 3.50% 2047[6]		111,522	111,566
	Freddie Mac 3.50% 2047[6]		61,286	61,335
	Freddie Mac 4.00% 2048[6]		63,344	64,620
	Freddie Mac 4.00% 2048[6]		58,724	59,906
	Freddie Mac 4.00% 2048[6]		50,769	51,791
	Freddie Mac 3.00%–5.50% 2033–2048[6]		186,165	186,978
	Government National Mortgage Assn. 4.00% 2049[6,7]		78,661	80,560
	Government National Mortgage Assn. 4.00% 2049[6,7]		69,539	71,158
	Government National Mortgage Assn. 4.50% 2049[6,7]		117,450	121,553
	Government National Mortgage Assn. 5.00% 2049[6,7]		168,137	174,944
	Government National Mortgage Assn. 5.00% 2049[6,7]		23,839	24,782
	Other securities			21,002
				2,232,232

Other	Other securities			1,863
0.02%	Total mortgage-backed obligations			2,234,095

Bonds & notes of governments & government agencies outside the U.S. 6.22%
	Italy (Republic of) 0.95% 2023		€45,000	50,312
	Italy (Republic of) 2.00% 2028		21,000	23,045
	Japan, Series 20, 0.10% 2025[5]		¥11,430,000	107,256
	Portuguese Republic 5.125% 2024		$89,175	93,569
	Portuguese Republic 4.10%–5.65% 2024–2045		€20,375	29,237
	United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	152,312
	United Mexican States 3.60% 2025		$11,500	10,994
	United Mexican States, Series M, 5.75% 2026	MXN	527,500	22,701
	Other securities			123,316
				612,742

Asset-backed obligations 2.00%
	Other securities			197,268

American Funds Insurance Series     91

Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Municipals 1.93%
Illinois	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$27,060	$27,489
1.64%	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	86,885	82,973
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	402
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,826
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	748
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,101
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	256
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,487
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,376
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	337
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,462
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[6]	5,838	6,050
	Other securities		31,113
			161,620

Other	Other securities		28,321
0.29%	Total municipals		189,941

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	11,910	11,395
	Total bonds, notes & other debt instruments (cost: $9,812,916,000)		9,701,388

Common stocks 0.01%		Shares
Other	Other securities		422
0.01%	Total common stocks (cost: $1,854,000)		422

Rights & warrants 0.00%
Energy	Other securities		67
0.00%	Total rights & warrants (cost: $18,000)		67

		Principal amount
Short-term securities 12.62%		(000)
	Chevron Corp. 2.49% due 2/4/2019[2]	$75,000	74,819
	Fannie Mae 2.23% due 1/2/2019	3,200	3,199
	Federal Home Loan Bank 2.23%–2.39% due 1/11/2019–3/6/2019	483,800	482,671
	Italian Treasury Bill 0.53% due 8/14/2019	€46,400	53,030
	Merck & Co. Inc. 2.38% due 1/25/2019–1/29/2019[2]	$80,000	79,849
	U.S. Treasury Bills 2.19%–2.44% due 1/17/2019–5/16/2019	366,500	364,843
	Wal-Mart Stores, Inc. 2.46%–2.49% due 1/7/2019–1/14/2019[2]	64,800	64,756
	Other securities		120,466
	Total short-term securities (cost: $1,244,163,000)		1,243,633

	Total investment securities 111.07% (cost: $11,058,951,000)		10,945,510
	Other assets less liabilities (11.07)%		(1,090,823)
	Net assets 100.00%		$9,854,687

92     American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,591,000, which represented .02% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,243,000, which represented .01% of the net assets of the fund.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[8]	12/31/2018[9]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	3,076	April 2019	$615,200	$653,073	$2,119
5 Year Euro-Bobl Futures	Short	2,022	March 2019	€(202,200)	(307,010)	(813)
5 Year U.S. Treasury Note Futures	Long	10,571	April 2019	$1,057,100	1,212,362	17,566
10 Year Euro-Bund Futures	Short	715	March 2019	€(71,500)	(133,974)	(934)
10 Year U.S. Treasury Note Futures	Long	579	March 2019	$57,900	70,647	1,495
10 Year Ultra U.S. Treasury Note Futures	Short	171	March 2019	(17,100)	(22,243)	(666)
30 Year Euro-Buxl Futures	Long	268	March 2019	€26,800	55,462	1,118
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2019	$(3,300)	(5,302)	(277)
						$19,608

Forward currency contracts
				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD25,523	EUR22,400	Citibank	1/8/2019	$(159)
USD12,784	JPY1,445,000	Bank of America, N.A.	1/11/2019	(412)
USD60,130	MXN1,220,000	Citibank	1/11/2019	(1,853)
KRW44,456,000	USD39,480	JPMorgan Chase	1/14/2019	380
USD40,106	KRW44,456,000	Morgan Stanley	1/14/2019	247
USD53,016	EUR46,600	HSBC Bank	1/17/2019	(456)
USD117,705	MXN2,400,000	Morgan Stanley	1/17/2019	(4,095)
JPY13,203,300	USD117,462	Goldman Sachs	1/18/2019	3,183
EUR34,400	USD39,182	Citibank	1/18/2019	294
CNH273,100	USD39,613	Citibank	1/18/2019	149
USD39,868	CNH273,100	HSBC Bank	1/18/2019	107
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD39,223	EUR34,400	HSBC Bank	1/18/2019	(253)
USD39,249	JPY4,444,800	Citibank	1/18/2019	(1,365)
USD78,055	JPY8,758,500	HSBC Bank	1/18/2019	(1,976)
USD5,622	EUR4,925	JPMorgan Chase	1/24/2019	(33)
USD12,492	MXN252,000	Citibank	1/24/2019	(281)
USD124,696	EUR109,250	HSBC Bank	1/24/2019	(743)
USD64,722	JPY7,300,000	Morgan Stanley	1/24/2019	(2,013)
USD30,599	JPY3,430,000	Goldman Sachs	1/29/2019	(770)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	781
				$(9,271)

American Funds Insurance Series     93

Bond Fund

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
1.6915%	3-month USD-LIBOR	6/3/2020	$1,600	$(23)	$—	$(23)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	288	—	288
U.S. EFFR	2.4435%	12/20/2023	5,508	(42)	—	(42)
U.S. EFFR	2.45375%	12/20/2023	49,336	(403)	—	(403)
U.S. EFFR	2.4225%	12/24/2023	22,594	(151)	—	(152)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,119)	—	(1,119)
3-month USD-LIBOR	2.438%	11/19/2024	$750	6	—	6
3-month USD-LIBOR	2.0475%	3/23/2025	450	14	—	14
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	25	—	25
3-month USD-LIBOR	2.339%	5/13/2025	375	6	—	6
3-month USD-LIBOR	2.351%	5/15/2025	590	9	—	9
3-month USD-LIBOR	2.287%	5/20/2025	500	9	—	9
3-month USD-LIBOR	2.227%	5/28/2025	260	6	—	6
3-month USD-LIBOR	2.2125%	5/29/2025	465	11	—	11
3-month USD-LIBOR	2.451%	6/5/2025	650	6	—	6
3-month USD-LIBOR	2.46%	6/10/2025	2,536	22	—	22
3-month USD-LIBOR	2.455%	6/24/2025	235	2	—	2
3-month USD-LIBOR	2.397%	7/13/2025	900	11	—	11
3-month USD-LIBOR	2.535%	7/15/2025	800	4	—	4
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	12	—	12
3-month USD-LIBOR	2.312%	7/29/2025	1,000	18	—	18
3-month USD-LIBOR	2.331%	7/30/2025	435	7	—	7
3-month USD-LIBOR	2.228%	9/4/2025	12,000	285	—	285
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(92)	—	(92)
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	593	—	593
3-month USD-LIBOR	1.592%	5/12/2026	4,000	280	—	280
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	80	—	80
2.844%	3-month USD-LIBOR	6/11/2035	3,250	11	—	11
2.773%	3-month USD-LIBOR	7/13/2035	500	(3)	—	(3)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(98)	—	(98)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(169)	—	(169)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	518	—	518
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(237)	—	(237)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	342	—	342
					$—	$227

94     American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,180,984,000, which represented 11.98% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $25,155,000, which represented .26% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

CNH = Chinese yuan renminbi
EFFR = Effective Federal Funds Rate
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series     95

Global Bond Fund

Summary investment portfolio December 31, 2018

			Principal amount	Value
Bonds, notes & other debt instruments 92.18%			(000)	(000)
Japanese yen	Japan, Series 395, 0.10% 2020		¥5,380,000	$49,306
11.88%	Japan, Series 19, 0.10% 2024[1]		2,428,632	22,734
	Japan, Series 18, 0.10% 2024[1]		1,958,856	18,301
	Japan, Series 21, 0.10% 2026[1]		989,420	9,329
	Japan, Series 346, 0.10% 2027		3,125,000	28,990
	Japan, Series 116, 2.20% 2030		1,735,000	19,560
	Japan, Series 145, 1.70% 2033		2,210,000	24,308
	Japan 0.10%–2.30% 2020–2048[1]		7,835,970	75,509
				248,037

Euros	Canada 3.50% 2020		€2,500	2,983
11.27%	Germany (Federal Republic of) 0.50% 2027		12,360	14,640
	Germany (Federal Republic of) 0.50% 2028		11,000	12,976
	Germany (Federal Republic of) 1.25% 2048[2]		8,750	11,016
	Germany (Federal Republic of) 1.75%–6.25% 2024–2046		9,670	14,363
	Ireland (Republic of) 0.90% 2028		8,090	9,275
	Italy (Republic of) 1.35% 2022		12,950	14,891
	Italy (Republic of) 2.05%–4.75% 2023–2027		12,730	15,089
	Romania 2.88%–3.88% 2029–2038		12,150	13,170
	Spain (Kingdom of) 1.45% 2027		18,230	21,194
	Spain (Kingdom of) 1.50% 2027		10,350	12,131
	Spain (Kingdom of) 2.70%–2.90% 2046–2048		7,145	8,415
	Other securities			85,261
				235,404

Mexican pesos	Petróleos Mexicanos 7.47% 2026	MXN	59,000	2,215
3.57%	United Mexican States, Series M, 8.00% 2023		301,000	14,960
	United Mexican States, Series M, 5.75% 2026		611,500	26,316
	United Mexican States 6.50%–10.00% 2020–2042		618,500	30,947
				74,438

Polish zloty	Poland (Republic of), Series 1021, 5.75% 2021	PLN	101,030	29,970
3.51%	Poland (Republic of), Series 0922, 5.75% 2022		34,600	10,513
	Poland (Republic of), Series 0725, 3.25% 2025		34,750	9,721
	Poland (Republic of) 1.50%–5.25% 2020–2023		82,090	23,109
				73,313

Danish kroner	Nykredit Realkredit AS, Series 01E, 1.50% 2037[3]	DKr	107,828	16,675
3.15%	Nykredit Realkredit AS, Series 01E, 1.50% 2040[3]		284,656	43,453
	Nykredit Realkredit AS 2.00%–2.50% 2037–2047[3]		35,015	5,605
				65,733

Indian rupees	India (Republic of) 8.83% 2023	INR	884,200	13,507
2.19%	India (Republic of) 6.79%–7.88% 2021–2030		2,013,270	28,514
	Other securities			3,779
				45,800

British pounds	United Kingdom 3.25% 2044		£6,500	10,597
2.08%	United Kingdom 1.25%–4.25% 2022–2047		22,535	30,170
	Other securities			2,609
				43,376

96     American Funds Insurance Series

Global Bond Fund

			Principal amount	Value
Bonds, notes & other debt instruments			(000)	(000)
Brazilian reais	Brazil (Federative Republic of) 0% 2021	BRL	14,000	$3,000
1.58%	Brazil (Federative Republic of) 0% 2022		75,000	14,641
	Brazil (Federative Republic of) 10.00% 2025		57,090	15,395
				33,036

Thai baht	Thailand (Kingdom of) 2.125% 2026	THB	317,750	9,552
1.30%	Thailand (Kingdom of) 1.88%–3.85% 2022–2032		363,200	11,440
	Other securities			6,237
				27,229

Israeli shekels	Israel (State of) 5.50% 2042	ILS	29,300	10,802
0.88%	Other securities			7,518
				18,320

Chilean pesos	Chile (Banco Central de) 4.00% 2023	CLP	6,765,000	9,796
0.73%	Other securities			5,378
				15,174

Malaysian	Malaysia (Federation of), Series 0310, 4.498% 2030	MYR	42,250	10,327
ringgits	Other securities			4,802
0.72%				15,129

Romanian leu	Romania 2.30%–5.95% 2020–2022	RON	59,100	14,495
0.69%

Canadian dollars	Canada 1.00%–2.25% 2022–2025	C$	10,500	7,808
0.48%	Other securities			2,231
				10,039

U.S. dollars	Banco Nacional de Comercio Exterior SNC 3.80% 2026
43.81%	(UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[4,5]		$880	843
	Fannie Mae 3.50% 2049[3,6]		15,500	15,503
	Fannie Mae 4.00% 2049[3,6]		17,329	17,672
	Fannie Mae 4.50% 2049[3,6]		13,050	13,522
	Fannie Mae 2.18%–4.00% 2022–2048[3]		8,034	8,110
	Petrobras Global Finance Co. 5.30%–6.13% 2022–2025		2,307	2,256
	Petróleos Mexicanos 6.35%–6.50% 2027–2048		3,602	3,264
	Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,508
	Romania 5.125% 2048[5]		6,200	5,991
	U.S. Treasury 1.875% 2024[2]		9,400	9,076
	U.S. Treasury 2.75% 2025		10,140	10,244
	U.S. Treasury 2.00% 2026[2]		33,560	32,039
	U.S. Treasury 2.25% 2027		27,700	26,783
	U.S. Treasury 2.75% 2028[2]		62,500	62,881
	U.S. Treasury 2.875% 2028		43,500	44,217
	U.S. Treasury 2.875% 2028		19,850	20,171
	U.S. Treasury 2.75% 2047[2]		17,800	16,872
	U.S. Treasury 3.00% 2048[2]		23,800	23,724
	U.S. Treasury 3.00% 2048		10,600	10,559
	U.S. Treasury 2.13%–2.88% 2020–2025		36,730	36,781
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		27,337	26,927
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		11,851	11,349
	U.S. Treasury Inflation-Protected Security 0.625% 2026[1]		10,323	10,059

American Funds Insurance Series     97

Global Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
U.S. dollars	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2023–2046[1,2]	$39,818	$38,799
(continued)	United Mexican States 4.15% 2027	1,910	1,850
	Other securities		459,714
			914,714

Other	Other securities		90,558
4.34%	Total bonds, notes & other debt instruments (cost: $1,967,091,000)		1,924,795

Convertible bonds 0.00%
U.S. dollars	Other securities		100
0.00%	Total convertible bonds (cost: $110,000)		100

Convertible stocks 0.05%		Shares
U.S. dollars	Other securities		1,033
0.05%	Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.05%
Swiss francs	Other securities		283
0.01%

U.S. dollars	Other securities		752
0.04%	Total common stocks (cost: $3,196,000)		1,035

Rights & warrants 0.00%
U.S. dollars	Other securities		41
0.00%	Total rights & warrants (cost: $11,000)		41

		Principal amount
Short-term securities 9.42%		(000)
	Bank of New York Mellon Corp. 2.30% due 1/2/2019	$17,600	17,598
	Canada Bill 2.32% due 1/3/2019	20,000	19,996
	Federal Home Loan Bank 2.29% due 1/10/2019	10,000	9,995
	Japanese Treasury Discount Bill (0.14)% due 5/20/2019	¥11,900,000	108,639
	Québec (Province of) 2.52% due 1/22/2019[5]	$15,000	14,978
	Other securities		25,382
	Total short-term securities (cost: $195,904,000)		196,588

	Total investment securities 101.70% (cost: $2,167,128,000)		2,123,592
	Other assets less liabilities (1.70)%		(35,575)
	Net assets 100.00%		$2,088,017

98     American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,483,000, which represented .12% of the net assets of the fund. This amount includes $283,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,706,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,768,000, an aggregate cost of $2,711,000, and which represented .13% of the net assets of the fund) were acquired from 8/31/2015 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Short	224	September 2019	$(56,000)	$(54,510)	$(171)
5 Year U.S. Treasury Note Futures	Long	2,309	April 2019	230,900	264,813	3,348
10 Year Euro-Bund Futures	Long	149	March 2019	€14,900	27,919	193
10 Year Ultra U.S. Treasury Note Futures	Long	232	March 2019	$23,200	30,178	972
10 Year U.S. Treasury Note Futures	Long	175	March 2019	17,500	21,353	493
30 Year Euro-Buxl Futures	Long	54	March 2019	€5,400	11,175	225
30 Year Ultra U.S. Treasury Bond Futures	Short	94	March 2019	$(9,400)	(15,102)	(789)
						$4,271

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD1,415	EUR1,235	Morgan Stanley	1/4/2019	$(1)
GBP5,400	USD6,935	Citibank	1/4/2019	(51)
USD5,236	MYR22,000	JPMorgan Chase	1/4/2019	(87)
EUR23,161	DKK172,900	Morgan Stanley	1/7/2019	3
USD8,200	CNH57,000	Citibank	1/7/2019	(100)
USD8,990	ILS33,250	Bank of America, N.A.	1/8/2019	92
EUR6,815	USD7,765	Citibank	1/8/2019	48
USD11,166	EUR9,800	Citibank	1/8/2019	(69)
USD7,414	THB244,600	HSBC Bank	1/8/2019	(98)
JPY1,402,472	USD12,401	Citibank	1/9/2019	405
JPY898,800	USD7,932	HSBC Bank	1/9/2019	274
JPY616,594	EUR4,800	HSBC Bank	1/9/2019	126
EUR10,070	USD11,427	Goldman Sachs	1/9/2019	120
GBP2,900	USD3,707	Goldman Sachs	1/9/2019	(9)
NOK32,228	DKK24,600	Citibank	1/9/2019	(49)
USD3,560	JPY400,000	Morgan Stanley	1/9/2019	(92)
USD3,479	JPY392,473	JPMorgan Chase	1/9/2019	(105)
USD3,933	JPY445,000	Bank of New York Mellon	1/9/2019	(131)
USD8,751	JPY988,000	Bank of New York Mellon	1/9/2019	(270)
USD8,438	BRL32,900	Citibank	1/10/2019	(44)
USD7,107	INR504,900	Citibank	1/10/2019	(116)
JPY652,169	USD5,766	JPMorgan Chase	1/11/2019	190
JPY652,169	USD5,766	Goldman Sachs	1/11/2019	190
USD5,171	CAD6,810	Bank of America, N.A.	1/11/2019	181
JPY429,000	USD3,818	HSBC Bank	1/11/2019	100
EUR4,100	USD4,676	Bank of America, N.A.	1/11/2019	26

American Funds Insurance Series     99

Global Bond Fund

Forward currency contracts (continued)

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD2,787	ILS10,350	Goldman Sachs	1/11/2019	$17
EUR3,810	USD4,362	Citibank	1/11/2019	7
USD1,439	CNH10,000	Bank of America, N.A.	1/11/2019	(17)
USD5,584	PLN21,020	JPMorgan Chase	1/11/2019	(34)
USD9,031	EUR7,910	HSBC Bank	1/11/2019	(40)
NOK34,715	USD4,070	HSBC Bank	1/11/2019	(53)
USD2,787	JPY314,337	JPMorgan Chase	1/11/2019	(84)
USD6,138	JPY693,000	Morgan Stanley	1/11/2019	(191)
USD6,420	JPY726,000	Goldman Sachs	1/11/2019	(210)
USD11,983	INR852,700	HSBC Bank	1/11/2019	(215)
USD7,733	COP24,598,000	Goldman Sachs	1/14/2019	164
EUR14,620	USD16,744	Citibank	1/14/2019	27
DKK49,300	USD7,562	Morgan Stanley	1/14/2019	13
COP24,598,000	USD7,574	Citibank	1/14/2019	(5)
GBP3,000	USD3,842	Bank of America, N.A.	1/14/2019	(15)
USD5,446	EUR4,765	JPMorgan Chase	1/14/2019	(20)
USD7,641	INR536,000	Citibank	1/14/2019	(24)
USD3,515	MYR14,700	JPMorgan Chase	1/14/2019	(42)
USD7,492	DKK49,300	HSBC Bank	1/14/2019	(83)
JPY925,000	AUD11,424	Morgan Stanley	1/15/2019	401
USD7,602	CLP5,210,800	Goldman Sachs	1/15/2019	91
USD2,613	INR185,000	Goldman Sachs	1/15/2019	(32)
USD2,612	INR185,000	Citibank	1/15/2019	(34)
CLP5,210,800	USD7,816	HSBC Bank	1/15/2019	(305)
JPY2,838,652	USD25,158	Goldman Sachs	1/17/2019	778
JPY2,613,753	USD23,167	JPMorgan Chase	1/17/2019	715
EUR29,522	USD33,592	Goldman Sachs	1/17/2019	283
KRW10,400,000	USD9,265	JPMorgan Chase	1/17/2019	61
USD365	JPY41,240	Morgan Stanley	1/17/2019	(11)
USD2,369	THB77,700	Bank of America, N.A.	1/17/2019	(18)
USD9,204	KRW10,400,000	Morgan Stanley	1/17/2019	(122)
USD23,182	JPY2,613,753	JPMorgan Chase	1/17/2019	(699)
USD22,776	AUD31,600	JPMorgan Chase	1/18/2019	510
JPY1,061,774	EUR8,280	Goldman Sachs	1/18/2019	200
USD3,805	AUD5,300	JPMorgan Chase	1/18/2019	71
KRW8,289,700	USD7,397	HSBC Bank	1/18/2019	37
GBP2,890	USD3,693	Citibank	1/18/2019	(6)
USD7,381	KRW8,289,700	Goldman Sachs	1/18/2019	(53)
AUD31,600	USD23,270	Citibank	1/18/2019	(1,004)
USD7,968	ZAR114,700	Citibank	1/22/2019	18
USD2,044	BRL8,000	JPMorgan Chase	1/22/2019	(18)
USD4,171	INR299,650	Citibank	1/22/2019	(110)
TRY13,100	USD1,928	Citibank	1/24/2019	512
GBP19,649	USD24,901	Citibank	1/24/2019	175
GBP6,123	USD7,757	HSBC Bank	1/24/2019	57
GBP4,430	EUR4,917	Bank of America, N.A.	1/24/2019	8
EUR13,105	PLN56,400	HSBC Bank	1/24/2019	(30)
NOK37,200	USD4,352	Bank of New York Mellon	1/24/2019	(45)
USD2,192	TRY13,100	Morgan Stanley	1/24/2019	(248)
USD9,370	AUD13,010	UBS AG	1/25/2019	202
USD2,300	INR163,000	JPMorgan Chase	1/25/2019	(28)
EUR12,479	USD14,143	HSBC Bank	1/28/2019	190
EUR6,600	USD7,570	HSBC Bank	1/28/2019	11
GBP2,580	USD3,267	HSBC Bank	1/29/2019	27
USD6,286	CNH44,000	JPMorgan Chase	1/31/2019	(119)
JPY964,000	USD8,549	JPMorgan Chase	2/13/2019	277
USD5,553	CNH38,600	JPMorgan Chase	2/28/2019	(66)

100     American Funds Insurance Series

Global Bond Fund

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD5,778	BRL19,300	Citibank	3/11/2019	$824
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(123)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,296
BRL28,900	USD7,207	Citibank	3/15/2019	208
USD1,143	EUR900	JPMorgan Chase	3/15/2019	105
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(145)
USD3,620	BRL14,200	JPMorgan Chase	3/18/2019	(23)
USD947	EUR745	Goldman Sachs	4/12/2019	85
USD4,015	BRL15,125	Morgan Stanley	4/30/2019	148
JPY4,675,000	USD41,886	JPMorgan Chase	5/20/2019	1,270
USD110,652	JPY11,900,000	Citibank	5/20/2019	801
JPY445,496	USD3,988	Citibank	5/20/2019	124
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	20
USD10,781	BRL43,200	Citibank	12/18/2019	(58)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(18)
				$6,918

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.521%	5/1/2019	$2,284,000	$(284)	$—	$(284)
(0.025)%	EONIA	12/3/2021	€48,000	152	—	152
(0.0385)%	EONIA	12/4/2021	64,600	183	—	183
					$—	$51

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,216,000, which represented .20% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Step bond; coupon rate may change at a later date.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $188,658,000, which represented 9.04% of the net assets of the fund.
[6]	Purchased on a TBA basis.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series     101

Global Bond Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts
AUD/A$ = Australian dollars
BRL = Brazilian reais
CAD/C$ = Canadian dollars
CDI = CREST Depository Interest
CHF = Swiss francs
CLP = Chilean pesos
CNH = Chinese yuan renminbi
DKr = Danish kroner
EFFR = Effective Federal Funds Rate
EONIA = Euro Overnight Index Average
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
GBP/£ = British pounds
ILS = Israeli shekels
INR = Indian rupees
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NOK/NKr = Norwegian kroner
PEN = Peruvian nuevos soles
PLN = Polish zloty
TBA = To-be-announced
THB = Thai baht
USD/$ = U.S. dollars
ZAR = South African rand

See notes to financial statements

102     American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2018

		Principal amount	Value
Bonds, notes & other debt instruments 94.82%		(000)	(000)
Corporate bonds & notes 94.56%
Communication	Cablevision Systems Corp. 6.75% 2021	$5,025	$5,163
services	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,337
15.62%	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	10,400	9,816
	CenturyLink, Inc. 6.75% 2023	7,100	6,860
	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	18,500	18,107
	Frontier Communications Corp. 10.50% 2022	9,440	6,608
	Frontier Communications Corp. 11.00% 2025	16,975	10,651
	Frontier Communications Corp. 7.13%–9.25% 2019–2026[1]	5,750	4,886
	Gogo Inc. 12.50% 2022[1]	13,925	14,943
	iHeartCommunications, Inc. 9.00% 2019[2]	1,025	692
	Intelsat Jackson Holding Co. 8.50% 2024[1]	6,625	6,459
	Meredith Corp. 6.875% 2026[1]	9,015	8,835
	Sprint Corp. 11.50% 2021	7,130	8,110
	Sprint Corp. 6.88%–8.75% 2021–2032	6,820	6,822
	Other securities		73,784
			188,073

Energy	Blackstone CQP Holdco LP 6.00% 2021[1,3]	1,600	1,610
14.89%	Blackstone CQP Holdco LP 6.50% 2021[1,3]	17,430	17,561
	Cheniere Energy Partners, LP 5.25% 2025	950	889
	Cheniere Energy, Inc. 5.88%–7.00% 2024–2025	3,175	3,262
	CONSOL Energy Inc. 5.875% 2022	9,824	9,456
	Teekay Corp. 8.50% 2020	10,418	9,988
	Other securities		136,552
			179,318

Health care	HCA Inc. 4.50%–7.50% 2020–2047	14,665	14,358
14.79%	Kinetic Concepts, Inc. 12.50% 2021[1]	7,628	8,200
	Molina Healthcare, Inc. 5.375% 2022	11,060	10,714
	Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,675
	Rotech Healthcare Inc., Term Loan,
	(3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[4,5,6,7,8,9]	7,398	6,730
	Tenet Healthcare Corp. 4.375% 2021	5,755	5,597
	Tenet Healthcare Corp. 4.50%–8.13% 2020–2024	18,222	17,882
	Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	10,610	9,854
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	11,130	9,739
	Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,210	6,226
	Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2025[1]	3,465	3,445
	Valeant Pharmaceuticals International, Inc., Term Loan B,
	(3-month USD-LIBOR + 3.00%) 5.379% 2025[4,5,6]	1,612	1,548
	Other securities		81,103
			178,071

Materials	Cleveland-Cliffs Inc. 4.875% 2024[1]	5,500	5,129
12.38%	Cleveland-Cliffs Inc. 5.75% 2025	13,250	11,958
	First Quantum Minerals Ltd. 7.50% 2025[1]	10,200	8,453
	First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	15,470	13,639
	Freeport-McMoRan Inc. 3.55% 2022	5,315	5,043
	Platform Specialty Products Corp. 5.875% 2025[1]	6,435	6,049
	Ryerson Inc. 11.00% 2022[1]	7,186	7,258
	Other securities		91,478
			149,007

American Funds Insurance Series     103

High-Income Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Corporate bonds & notes (continued)
Industrials	Builders FirstSource, Inc. 5.625% 2024[1]	$8,310	$7,739
9.44%	DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,790	8,335
	Deck Chassis Acquisition Inc. 10.00% 2023[1]	6,615	6,383
	Hertz Global Holdings Inc. 7.625% 2022[1]	5,669	5,357
	Other securities		85,897
			113,711

Consumer	Cirsa Gaming Corporation SA 7.875% 2023[1]	5,860	5,827
discretionary	Petsmart, Inc. 5.875% 2025[1]	15,240	11,087
9.33%	Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	12,275	7,200
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	6,555	6,055
	Six Flags Entertainment Corp. 4.875% 2024[1]	5,475	5,174
	Sotheby’s 4.875% 2025[1]	5,795	5,273
	Uber Technologies, Inc. 8.00% 2026[1]	6,950	6,724
	Other securities		64,953
			112,293

Information	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[4,5,6]	7,150	6,605
technology	Camelot Finance SA 7.875% 2024[1]	7,405	7,200
7.37%	Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	4,895	5,140
	Infor Software 7.125% 2021[1,7]	6,935	6,779
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[4,5,6]	8,645	8,563
	Unisys Corp. 10.75% 2022[1]	6,600	7,252
	Other securities		47,146
			88,685

Financials	Compass Diversified Holdings 8.00% 2026[1]	5,710	5,664
3.48%	FS Energy and Power Fund 7.50% 2023[1]	5,765	5,491
	HUB International Ltd. 7.00% 2026[1]	6,155	5,601
	Other securities		25,142
			41,898

Utilities	Other securities		36,139
3.00%

Consumer staples	B&G Foods, Inc. 5.25% 2025	5,758	5,377
2.17%	Other securities		20,705
			26,082

Real estate	Howard Hughes Corp. 5.375% 2025[1]	6,520	6,161
2.09%	Other securities		18,979
			25,140
	Total corporate bonds & notes		1,138,417

Other bonds & notes 0.26%
	Other securities		3,083
	Total bonds, notes & other debt instruments (cost: $1,229,811,000)		1,141,500

104     American Funds Insurance Series

High-Income Bond Fund

		Principal amount	Value
Convertible bonds 0.45%		(000)	(000)
Communication	Gogo Inc., convertible notes, 6.00% 2022[1]	$2,140	$1,958
services	Other securities		818
0.23%			2,776

Other	Other securities		2,662
0.22%	Total convertible bonds (cost: $6,098,000)		5,438

Convertible stocks 0.54%		Shares
Industrials	Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,892
0.49%

Utilities	Other securities		629
0.05%	Total convertible stocks (cost: $5,288,000)		6,521

Common stocks 1.03%
Communication	Frontier Communications Corp.	13,333	32
services	Other securities		86
0.01%			118

Other	Other securities		12,265
1.02%	Total common stocks (cost: $16,871,000)		12,383

Rights & warrants 0.02%
Energy	Other securities		256
0.02%	Total rights & warrants (cost: $71,000)		256

		Principal amount
Short-term securities 1.40%		(000)
	ADP Tax Services, Inc. 2.38% due 1/2/2019[1]	$6,800	6,799
	Apple Inc. 2.33% due 1/9/2019[1]	10,000	9,994
	Total short-term securities (cost: $16,795,000)		16,793

	Total investment securities 98.26% (cost: $1,274,934,000)		1,182,891
	Other assets less liabilities 1.74%		21,008
	Net assets 100.00%		$1,203,899

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities which were pledged as collateral. The total value of pledged collateral was $1,233,000, which represented 0.10% of the net assets of the fund.

American Funds Insurance Series     105

High-Income Bond Fund

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.772%	2/28/2025	$7,200	$(71)	$—	$(71)
3-month USD-LIBOR	2.2825%	4/13/2027	5,300	149	—	149
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(309)	—	(309)
3-month USD-LIBOR	2.6475%	1/25/2028	2,500	7	—	7
					$—	$(224)

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
						Unrealized
				Value at	Upfront	appreciation
	Pay/	Expiration	Notional	12/31/2018	payments	at 12/31/2018
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$24,200	$(482)	$(1,706)	$1,224
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	34,525	(192)	(512)	320
					$(2,218)	$1,544

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $681,560,000, which represented 56.61% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $76,517,000, which represented 6.36% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $30,796,000, which represented 2.56% of the net assets of the fund. This amount includes $3,926,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[9]	Value determined using significant unobservable inputs.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$17,430	$17,561	1.46%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	1,600	1,610.13
Other securities	12/13/2012-11/16/2018	5,683	3,671.31
Total private placement securities		$24,713	$22,842	1.90%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements

106     American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2018

		Principal amount	Value
Bonds, notes & other debt instruments 95.20%		(000)	(000)
Mortgage-backed obligations 71.87%
Federal agency	Fannie Mae 4.00% 2047[1]	$7,103	$7,249
mortgage-backed	Fannie Mae 4.00% 2047[1]	4,751	4,848
obligations	Fannie Mae 4.50% 2048[1]	14,594	15,132
68.28%	Fannie Mae 4.50% 2048[1]	7,755	8,044
	Fannie Mae 4.50% 2048[1]	4,339	4,501
	Fannie Mae 4.50% 2048[1,2]	1,663	1,724
	Fannie Mae 3.50% 2049[1,2]	3,200	3,201
	Fannie Mae 4.00% 2049[1,2]	5,163	5,265
	Fannie Mae 4.00%–5.00% 2036–2048[1]	2,455	2,517
	Freddie Mac 4.00% 2036[1]	5,020	5,180
	Freddie Mac 3.203% 2045[1,3]	2,217	2,234
	Freddie Mac 3.00% 2046[1]	7,155	7,036
	Freddie Mac 4.00% 2048[1]	1,857	1,895
	Freddie Mac 4.00% 2048[1]	1,842	1,880
	Freddie Mac 2.60%–5.00% 2020–2036[1]	5,086	5,209
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,795
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,671	1,642
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,588	1,533
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,143	11,833
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,978	10,862
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,496	7,448
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1,
	3.50% 2028[1,3]	7,830	7,698
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1,
	3.50% 2028[1]	2,101	2,093
	Government National Mortgage Assn. 5.50% 2040[1]	1,797	1,900
	Government National Mortgage Assn. 3.50% 2043[1]	2,015	2,042
	Government National Mortgage Assn. 4.25% 2044[1]	1,724	1,796
	Government National Mortgage Assn. 4.00% 2049[1,2]	6,200	6,350
	Government National Mortgage Assn. 4.50% 2049[1,2]	34,750	35,964
	Government National Mortgage Assn. 5.00% 2049[1,2]	2,627	2,734
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1,2]	17,870	18,265
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,166	4,131
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	478	484
	Other securities		1,324
			198,809

Collateralized
mortgage-backed	Finance of America Structured Securities Trust, Series 2018-HB1, Class A,
obligations (privately	3.375% 2028[1,3,4]	2,287	2,293
originated)	Other securities		8,168
3.59%			10,461
	Total mortgage-backed obligations		209,270

U.S. Treasury bonds & notes 10.99%
U.S. Treasury	U.S. Treasury 2.00% 2022	2,400	2,359
6.63%	U.S. Treasury 1.75% 2023	3,500	3,393
	U.S. Treasury 2.875% 2023	4,350	4,423
	U.S. Treasury 2.50% 2024	2,500	2,496
	U.S. Treasury 3.00% 2048[5]	5,000	4,981
	U.S. Treasury 1.50%–2.75% 2020–2023	1,668	1,650
			19,302

American Funds Insurance Series     107

Mortgage Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	$6,108	$6,013
inflation-protected	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	127	150
securities	U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,201	6,547
4.36%			12,710
	Total U.S. Treasury bonds & notes		32,012

Federal agency bonds & notes 6.35%
	Fannie Mae 2.00% 2022	5,800	5,716
	Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,767
			18,483

Asset-backed obligations 5.96%
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A,
	2.73% 2021[1,4]	1,823	1,808
	SLM Private Credit Student Loan Trust, Series 2010-1, Class A,
	(1-month USD-LIBOR + 0.40%) 2.906% 2025[1,3]	2,629	2,573
	Other securities		12,959
			17,340

Corporate bonds & notes 0.03%
Financials	Other securities		80
0.03%	Total bonds, notes & other debt instruments (cost: $278,182,000)		277,185

Short-term securities 22.86%
	ADP Tax Services, Inc. 2.38% due 1/2/2019[4]	8,700	8,699
	Emerson Electric Co. 2.37% due 1/4/2019[4]	3,300	3,299
	ExxonMobil Corp. 2.43% due 1/10/2019	5,000	4,997
	Federal Home Loan Bank 2.23%–2.27% due 1/4/2019–1/11/2019	15,000	14,993
	Kimberly-Clark Corp. 2.47% due 1/11/2019[4]	2,100	2,098
	Mizuho Bank, Ltd. 2.42% due 1/4/2019[4]	10,000	9,997
	National Rural Utilities Cooperative Finance Corp. 2.50% due 1/8/2019	11,000	10,994
	Paccar Financial Corp. 2.50% due 1/29/2019	2,600	2,595
	Pfizer Inc. 2.43% due 1/10/2019[4]	5,100	5,097
	Québec (Province of) 2.53% due 1/22/2019[4]	3,800	3,794
	Total short-term securities (cost: $66,566,000)		66,563

	Total investment securities 118.06% (cost: $344,748,000)		343,748
	Other assets less liabilities (18.06)%		(52,573)
	Net assets 100.00%		$291,175

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,863,000, which represented .98% of the net assets of the fund.

108     American Funds Insurance Series

Mortgage Fund

Futures contracts

						Unrealized
				Notional	Value at	appreciation
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	108	December 2019	$27,000	$26,285	$163
2 Year U.S. Treasury Note Futures	Long	374	April 2019	74,800	79,405	188
5 Year U.S. Treasury Note Futures	Long	464	April 2019	46,400	53,215	741
10 Year Ultra U.S. Treasury Note Futures	Long	102	March 2019	10,200	13,268	427
20 Year U.S. Treasury Bond Futures	Long	56	March 2019	5,600	8,176	338
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2019	500	803	42
						$1,899

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
2.5215%	U.S. EFFR	8/29/2020	$16,490	$47	$—	$47
3-month USD-LIBOR	2.806%	8/29/2020	300	(1)	—	(1)
2.622%	U.S. EFFR	9/14/2020	7,500	34	—	34
2.729%	U.S. EFFR	10/22/2020	22,900	152	—	152
2.4825%	U.S. EFFR	12/26/2020	41,000	104	—	104
3-month USD-LIBOR	1.217%	9/22/2021	11,500	421	—	421
3-month USD-LIBOR	1.225%	9/22/2021	11,500	418	—	418
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	513	—	513
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(473)	—	(473)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(182)	—	(182)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(857)	—	(856)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(68)	—	(68)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	398	—	398
3-month USD-LIBOR	2.24%	12/5/2026	10,500	310	—	310
3-month USD-LIBOR	2.27%	12/5/2026	8,500	232	—	232
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(69)	—	(69)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(150)	—	(150)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(219)	—	(219)
U.S. EFFR	2.145%	11/9/2047	2,200	167	—	167
U.S. EFFR	2.153%	11/10/2047	2,200	163	—	163
U.S. EFFR	2.155%	11/10/2047	1,280	95	—	95
U.S. EFFR	2.17%	11/13/2047	2,320	164	—	164
U.S. EFFR	2.5635%	2/12/2048	4,528	(49)	—	(49)
2.98%	3-month USD-LIBOR	3/15/2048	300	9	—	9
2.9625%	3-month USD-LIBOR	3/15/2048	300	8	—	8
U.S. EFFR	2.4615%	3/15/2048	300	3	—	3
U.S. EFFR	2.485%	3/15/2048	300	2	—	2
U.S. EFFR	2.425%	3/16/2048	600	11	—	11
2.917%	3-month USD-LIBOR	3/16/2048	600	10	—	10
					$—	$1,194

American Funds Insurance Series     109

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $52,359,000, which represented 17.98% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,758,000, which represented .95% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements

110     American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2018

	Principal amount	Value
Short-term securities 100.11%	(000)	(000)
Commercial paper 69.84%
3M Co. 2.40% due 1/7/2019[1]	$10,000	$9,996
Alberta (Province of) 2.48% due 1/22/2019[1]	10,000	9,985
Apple Inc. 2.45% due 2/5/2019[1]	10,000	9,975
Bank of New York Mellon Corp. 2.34% due 1/22/2019	8,000	7,988
BASF SE 2.56% due 2/1/2019[1]	8,750	8,730
CHARTA, LLC 2.85% due 3/26/2019[1]	8,022	7,968
Coca-Cola Co. 2.30% due 1/4/2019[1]	10,000	9,997
Emerson Electric Co. 2.52% due 1/17/2019[1]	10,000	9,989
IBM Credit LLC 2.47% due 1/22/2019[1]	10,000	9,985
Intel Corp. 2.40% due 1/10/2019[1]	7,000	6,995
John Deere Capital Corp. 2.40% due 1/16/2019[1]	10,000	9,989
KfW 2.46% due 1/18/2019[1]	8,400	8,390
Merck & Co. Inc. 2.50% due 2/27/2019[1]	10,000	9,960
Mizuho Bank, Ltd. 2.48% due 1/15/2019[1]	10,000	9,990
National Australia Bank Ltd. 2.65% due 2/25/2019[1]	10,000	9,959
National Rural Utilities Cooperative Finance Corp. 2.40% due 1/4/2019	6,000	5,998
Nordea Bank AB 2.77% due 3/18/2019[1]	10,000	9,942
Paccar Financial Corp. 2.39% due 1/2/2019	8,000	7,999
Pfizer Inc. 2.28% due 1/14/2019[1]	7,400	7,393
Procter & Gamble Co. 2.30% due 1/14/2019[1]	10,000	9,991
Siemens Capital Corp. 2.50% due 1/16/2019[1]	4,700	4,695
Simon Property Group, LP 2.51% due 1/14/2019[1]	8,100	8,092
United Overseas Bank Ltd. 2.55% due 1/8/2019[1]	5,000	4,997
United Parcel Service Inc. 2.34% due 1/22/2019[1]	5,000	4,993
Wal-Mart Stores, Inc. 2.37% due 1/7/2019[1]	10,000	9,995
		213,991

U.S. Treasury bonds & notes 24.41%
U.S. Treasury Bills 2.23%–2.38% due 1/8/2019–2/19/2019	74,900	74,797

Federal agency discount notes 5.86%
Fannie Mae 2.29% due 1/23/2019	3,000	2,996
Federal Home Loan Bank 2.38% due 2/8/2019	15,000	14,962
		17,958
Total short-term securities (cost: $306,754,000)		306,746

Total investment securities 100.11% (cost: $306,754,000)		306,746
Other assets less liabilities (0.11)%		(342)
Net assets 100.00%		$306,404

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,006,000, which represented 62.66% of the net assets of the fund.

See notes to financial statements

American Funds Insurance Series     111

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2018

		Principal amount	Value
Bonds, notes & other debt instruments 97.30%		(000)	(000)
U.S. Treasury bonds & notes 47.72%
U.S. Treasury	U.S. Treasury 2.25% 2020	$29,900	$29,789
39.27%	U.S. Treasury 2.50% 2020	78,000	77,950
	U.S. Treasury 1.125% 2021	31,950	30,853
	U.S. Treasury 1.75% 2021[1]	33,540	32,877
	U.S. Treasury 2.00% 2021	46,300	45,692
	U.S. Treasury 2.125% 2021	23,450	23,241
	U.S. Treasury 2.25% 2021	23,580	23,459
	U.S. Treasury 1.75% 2022	174,300	170,261
	U.S. Treasury 1.875% 2022	63,000	61,823
	U.S. Treasury 1.875% 2022	25,000	24,496
	U.S. Treasury 2.00% 2022	69,500	68,300
	U.S. Treasury 2.125% 2023[1]	64,095	62,954
	U.S. Treasury 2.50% 2023	49,894	49,910
	U.S. Treasury 2.625% 2023	31,000	31,170
	U.S. Treasury 2.875% 2023	43,000	43,721
	U.S. Treasury 2.875% 2023	22,500	22,896
	U.S. Treasury 2.125% 2024	55,975	54,713
	U.S. Treasury 2.50% 2024	44,000	43,931
	U.S. Treasury 2.75% 2025	38,000	38,392
	U.S. Treasury 2.875% 2025	25,000	25,434
	U.S. Treasury 1.38%–2.88% 2020–2028	167,015	165,047
			1,126,909

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,140	35,576
inflation-protected	U.S. Treasury Inflation-Protected Security 0.75% 2028[2]	39,288	38,480
securities	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,878	48,537
8.45%	U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	43,513	33,238
	U.S. Treasury Inflation-Protected Securities 0.14%–2.13% 2022–2047[1,2]	92,250	86,670
			242,501
	Total U.S. Treasury bonds & notes		1,369,410

Mortgage-backed obligations 28.63%
Federal agency	Fannie Mae 4.00% 2034[3,4]	40,000	40,933
mortgage-backed	Fannie Mae 3.00% 2036[3]	26,454	26,207
obligations	Fannie Mae 4.00% 2047[3]	31,328	31,969
28.63%	Fannie Mae 4.50% 2048[3,4]	44,012	45,636
	Fannie Mae 4.50% 2048[3]	42,653	44,240
	Fannie Mae 3.50% 2049[3,4]	69,981	69,997
	Fannie Mae 0%–9.19% 2022–2049[3,4,5]	142,780	144,922
	Freddie Mac 3.50% 2033[3]	25,000	25,333
	Freddie Mac 0%–5.50% 2020–2049[3,4,5]	77,993	79,500
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	42,088	41,644
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1,
	3.50% 2028[3,5]	45,026	44,268
	Government National Mortgage Assn. 3.50% 2049[3,4]	25,000	25,172
	Government National Mortgage Assn. 4.00% 2049[3,4]	40,200	41,171
	Government National Mortgage Assn. 4.50% 2049[3,4]	34,075	35,265
	Government National Mortgage Assn. 3.00%–6.64% 2034–2065[3,4,5]	46,756	48,654
	Other securities		76,482
			821,393

Federal agency bonds & notes 20.95%
	Fannie Mae 1.25%–7.13% 2019–2030	85,400	87,260
	Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	31,296
	Freddie Mac 2.38%–3.75% 2019–2021	112,750	112,469
	Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	28,957
	Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	49,048

112     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	$73,632	$73,777
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,566
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	194,000	193,524
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,328	3,838
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,907
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,712
Other securities		5,720
		601,074
Total bonds, notes & other debt instruments (cost: $2,805,986,000)		2,791,877

Short-term securities 11.11%
Apple Inc. 2.36% due 1/23/2019[6]	25,000	24,960
Bank of New York Mellon Corp. 2.34% due 1/22/2019	50,000	49,924
Chevron Corp. 2.38%–2.49% due 1/9/2019–2/4/2019[6]	51,900	51,815
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/5/2019	60,000	59,850
Procter & Gamble Co. 2.50% due 2/7/2019[6]	25,000	24,933
Tennessee Valley Authority 2.31% due 1/15/2019	38,000	37,966
Wal-Mart Stores, Inc. 2.42% due 1/15/2019[6]	40,000	39,959
Other securities		29,420
Total short-term securities (cost: $318,855,000)		318,827

Total investment securities 108.41% (cost: $3,124,841,000)		3,110,704
Other assets less liabilities (8.41)%		(241,401)
Net assets 100.00%		$2,869,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts
						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	623	December 2019	$155,750	$151,623	$941
90 Day Euro Dollar Futures	Long	316	December 2021	79,000	77,029	431
2 Year U.S. Treasury Note Futures	Long	3,850	April 2019	770,000	817,403	4,332
5 Year U.S. Treasury Note Futures	Long	11,518	April 2019	1,151,800	1,320,970	20,231
10 Year U.S. Treasury Note Futures	Long	2,675	March 2019	267,500	326,392	4,968
10 Year Ultra U.S. Treasury Note Futures	Short	1,050	March 2019	(105,000)	(136,582)	(3,030)
20 Year U.S. Treasury Bond Futures	Long	108	March 2019	10,800	15,768	118
30 Year Ultra U.S. Treasury Bond Futures	Short	172	March 2019	(17,200)	(27,633)	(541)
						$27,450

American Funds Insurance Series     113

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
2.40625%	U.S. EFFR	3/20/2019	$3,420,000	$9	$—	$9
2.426%	U.S. EFFR	5/1/2019	1,625,200	24	—	24
2.414%	U.S. EFFR	5/1/2019	2,374,800	1	—	1
2.782%	U.S. EFFR	9/18/2019	884,184	438	—	438
U.S. EFFR	2.405%	1/29/2020	1,463,000	(67)	—	(67)
U.S. EFFR	2.403%	1/29/2020	2,027,000	(88)	—	(88)
1.997%	U.S. EFFR	2/13/2020	60,900	(257)	—	(257)
1.989%	U.S. EFFR	2/13/2020	61,000	(263)	—	(263)
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(63)	—	(63)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(194)	—	(194)
2.5045%	U.S. EFFR	8/29/2020	133,910	344	—	344
2.5215%	U.S. EFFR	8/29/2020	98,090	279	—	279
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(68)	—	(68)
2.48%	U.S. EFFR	12/20/2020	82,528	200	—	200
2.4825%	U.S. EFFR	12/26/2020	665,000	1,684	—	1,684
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,195	—	2,195
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,182	—	2,182
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	182	—	182
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	921	—	921
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	592	—	592
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,577	—	1,577
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,514	—	1,514
2.5775%	U.S. EFFR	7/16/2022	181,639	671	—	671
3-month USD-LIBOR	1.948%	7/28/2022	20,000	427	—	427
2.80%	3-month USD-LIBOR	9/2/2022	280,000	1,670	—	1,670
2.75%	3-month USD-LIBOR	9/2/2022	280,000	1,408	—	1,408
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,017)	—	(1,017)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(723)	—	(723)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(276)	—	(276)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	310	—	310
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(683)	—	(683)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(213)	—	(213)
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	278	—	278
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	(668)	—	(668)
2.5815%	U.S. EFFR	5/25/2023	80,000	1,099	—	1,099
2.9075%	3-month USD-LIBOR	9/7/2023	50,000	734	—	734
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(1,095)	—	(1,095)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(1,102)	—	(1,102)
U.S. EFFR	2.4435%	12/20/2023	7,589	(58)	—	(58)
U.S. EFFR	2.45375%	12/20/2023	67,985	(555)	—	(555)
U.S. EFFR	2.4325%	12/21/2023	24,000	(172)	—	(172)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	683	—	683
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	331	—	331
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	1,520	—	1,520
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	1,617	—	1,617
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	203	—	203
3-month USD-LIBOR	2.588%	1/26/2025	15,600	7	—	7
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	473	—	473
3-month USD-LIBOR	2.24%	12/5/2026	55,100	1,625	—	1,625
3-month USD-LIBOR	2.27%	12/5/2026	44,900	1,227	—	1,227
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(306)	—	(306)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,020)	—	(1,020)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	84	—	84
2.908%	3-month USD-LIBOR	2/1/2028	16,000	83	—	83
2.925%	3-month USD-LIBOR	2/1/2028	12,800	75	—	75
2.92%	3-month USD-LIBOR	2/2/2028	12,200	69	—	69

114     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.5065%	3/22/2028	$8,700	$(92)	$—	$(92)
U.S. EFFR	2.535%	3/23/2028	6,700	(87)	—	(87)
U.S. EFFR	2.471%	3/27/2028	8,100	(62)	—	(62)
U.S. EFFR	2.4575%	3/29/2028	9,638	(62)	—	(62)
U.S. EFFR	2.424%	3/30/2028	8,160	(30)	—	(30)
U.S. EFFR	2.412%	4/5/2028	3,702	(10)	—	(10)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,081)	—	(1,081)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(1,259)	—	(1,259)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.963%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.986%	2/1/2038	7,800	11	—	11
3-month USD-LIBOR	2.967%	2/2/2038	7,600	21	—	21
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(937)	—	(937)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(1,108)	—	(1,108)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(1,201)	—	(1,201)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	310	—	310
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	700	—	700
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	131	—	131
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	266	—	266
U.S. EFFR	2.166%	10/23/2047	10,000	714	—	714
U.S. EFFR	2.145%	11/9/2047	15,400	1,169	—	1,169
U.S. EFFR	2.153%	11/10/2047	15,300	1,137	—	1,137
U.S. EFFR	2.155%	11/10/2047	8,640	638	—	638
U.S. EFFR	2.17%	11/13/2047	15,660	1,109	—	1,109
U.S. EFFR	2.5635%	2/12/2048	33,204	(358)	—	(358)
U.S. EFFR	2.4615%	3/15/2048	2,000	20	—	20
U.S. EFFR	2.485%	3/15/2048	2,000	11	—	11
U.S. EFFR	2.425%	3/16/2048	4,100	73	—	73
U.S. EFFR	2.505%	3/22/2048	4,300	5	—	5
U.S. EFFR	2.51375%	3/22/2048	4,700	(3)	—	(3)
U.S. EFFR	2.625%	5/25/2048	18,000	(435)	—	(435)
U.S. EFFR	2.445%	6/4/2048	6,700	90	—	90
U.S. EFFR	2.52%	8/24/2048	4,500	(9)	—	(9)
3.236%	3-month USD-LIBOR	10/31/2048	10,650	896	—	896
3.22859%	3-month USD-LIBOR	10/31/2048	10,645	879	—	879
					$—	$19,354

American Funds Insurance Series     115

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $36,486,000, which represented 1.27% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $151,166,000, which represented 5.27% of the net assets of the fund.

[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements

116     American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2018

		Value
Growth funds 80.77%	Shares	(000)
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	$277,286
Total growth funds (cost: $279,168,000)		277,286

Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	53,511
Total fixed income funds (cost: $55,321,000)		53,511

Short-term securities 1.50%
Government Cash Management Fund	5,144,216	5,144
Total short-term securities (cost: $5,144,000)		5,144

Total investment securities 97.86% (cost: $339,633,000)		335,941
Other assets less liabilities 2.14%		7,332
Net assets 100.00%		$343,273

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[1]	12/31/2018[2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	1,474	March 2019	$147,400	$169,049	$1,914
FTSE 100 Index Contracts	Short	33	March 2019	£ —[3]	(2,801)	18
Euro Stoxx 50 Index Contracts	Short	131	March 2019	€(1)	(4,464)	86
Nikkei 225 Index Contracts	Short	1	March 2019	¥(1)	(182)	10
S&P Mid 400 E-mini Index Contracts	Short	7	March 2019	$(1)	(1,164)	49
Mini MSCI Emerging Market Index Contracts	Short	123	March 2019	(6)	(5,946)	37
Russell 2000 Mini Index Contracts	Short	229	March 2019	(12)	(15,446)	629
S&P 500 E-mini Index Contracts	Short	895	March 2019	(45)	(112,108)	3,193
British Pound Currency Contracts	Short	36	March 2019	(2,250)	(2,878)	(18)
Euro Currency Contracts	Short	33	March 2019	(4,125)	(4,753)	(20)
Japanese Yen Currency Contracts	Short	2	March 2019	(25,000)	(229)	(7)
						$5,891

American Funds Insurance Series     117

Managed Risk Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 80.77%
American Funds Insurance Series –
Growth Fund, Class 1	2,960,791	1,174,907	172,198	3,963,500	$2,267	$(31,537)	$1,939	$277,286
Fixed income funds 15.59%
American Funds Insurance Series –
Bond Fund, Class 1	4,022,202	1,831,995	743,342	5,110,855	(255)	(1,309)	1,401	53,511
Total 96.36%					$2,012	$(32,846)	$3,340	$330,797

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds
€ = Euros
¥ = Japanese yen

See notes to financial statements

118     American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2018

		Value
Growth funds 79.58%	Shares	(000)
American Funds Insurance Series – International Fund, Class 1	6,802,836	$120,138
Total growth funds (cost: $126,861,000)		120,138

Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	22,646
Total fixed income funds (cost: $23,477,000)		22,646

Short-term securities 3.43%
Government Cash Management Fund	5,178,097	5,178
Total short-term securities (cost: $5,178,000)		5,178

Total investment securities 98.01% (cost: $155,516,000)		147,962
Other assets less liabilities 1.99%		2,997
Net assets 100.00%		$150,959

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[1]	12/31/2018[2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	472	March 2019	$47,200	$54,133	$615
S&P 500 E-mini Index Contracts	Short	3	March 2019	—[3]	(376)	23
FTSE 100 Index Contracts	Short	55	March 2019	£(1)	(4,668)	65
Russell 2000 Mini Index Contracts	Short	13	March 2019	$(1)	(877)	44
Euro Stoxx 50 Index Contracts	Short	353	March 2019	€(4)	(12,028)	268
Mini MSCI Emerging Market Index Contracts	Short	323	March 2019	$(16)	(15,614)	186
Nikkei 225 Index Contracts	Short	37	March 2019	¥(37)	(6,751)	296
British Pound Currency Contracts	Short	60	March 2019	$(3,750)	(4,796)	(35)
Euro Currency Contracts	Short	88	March 2019	(11,000)	(12,675)	(61)
Japanese Yen Currency Contracts	Short	61	March 2019	(762,500)	(6,993)	(182)
						$1,219

American Funds Insurance Series     119

Managed Risk International Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 79.58%
American Funds Insurance Series –
International Fund, Class 1	5,479,657	1,623,392	300,213	6,802,836	$360	$(25,996)	$2,591	$120,138
Fixed income funds 15.00%
American Funds Insurance Series –
Bond Fund, Class 1	2,063,150	605,333	505,575	2,162,908	(190)	(574)	611	22,646
Total 94.58%					$170	$(26,570)	$3,202	$142,784

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds
€ = Euros
¥ = Japanese yen

See notes to financial statements

120     American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2018

		Value
Growth-and-income funds 80.54%	Shares	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	$271,146
Total growth-and-income funds (cost: $294,629,000)		271,146

Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	53,544
Total fixed income funds (cost: $54,558,000)		53,544

Short-term securities 1.37%
Government Cash Management Fund	4,613,010	4,613
Total short-term securities (cost: $4,613,000)		4,613

Total investment securities 97.81% (cost: $353,800,000)		329,303
Other assets less liabilities 2.19%		7,366
Net assets 100.00%		$336,669

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[1]	12/31/2018[2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	1,512	March 2019	$151,200	$173,408	$1,865
FTSE 100 Index Contracts	Short	24	March 2019	£ —[3]	(2,037)	10
S&P Mid 400 E-mini Index Contracts	Short	4	March 2019	$ —[3]	(665)	18
Euro Stoxx 50 Index Contracts	Short	117	March 2019	€(1)	(3,987)	74
Mini MSCI Emerging Market Index Contracts	Short	42	March 2019	$(2)	(2,030)	13
Russell 2000 Mini Index Contracts	Short	34	March 2019	(2)	(2,293)	81
S&P 500 E-mini Index Contracts	Short	1,088	March 2019	(54)	(136,283)	3,750
British Pound Currency Contracts	Short	27	March 2019	(1,688)	(2,158)	(13)
Euro Currency Contracts	Short	29	March 2019	(3,625)	(4,177)	(17)
						$5,781

American Funds Insurance Series     121

Managed Risk Blue Chip Income and Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 80.54%
American Funds Insurance Series –
Blue Chip Income and Growth Fund,
Class 1	19,699,331	4,153,608	1,950,961	21,901,978	$4,481	$(54,782)	$6,179	$271,146
Fixed income funds 15.90%
American Funds Insurance Series –
U.S. Government/AAA-Rated Securities
Fund, Class 1	4,530,491	736,682	782,785	4,484,388	(273)	(347)	1,085	53,544
Total 96.44%					$4,208	$(55,129)	$7,264	$324,690

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds
€ = Euros
¥ = Japanese yen

See notes to financial statements

122     American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2018

		Value
Growth-and-income funds 79.46%	Shares	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	$1,503,469
Total growth-and-income funds (cost: $1,522,773,000)		1,503,469

Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	282,124
Total fixed income funds (cost: $281,542,000)		282,124

Short-term securities 3.54%
Government Cash Management Fund	66,924,852	66,925
Total short-term securities (cost: $66,925,000)		66,925

Options purchased 0.46%
Options purchased*	8,674
Total options purchased (cost: $7,663,000)	8,674

Total investment securities 98.37% (cost: $1,878,903,000)	1,861,192
Other assets less liabilities 1.63%	30,910
Net assets 100.00%	$1,892,102

*Options purchased

Put

		Notional			Value at
	Number of	amount	Exercise	Expiration	12/31/2018
Description	contracts	(000)	price	date	(000)
S&P 500 Index	4,360	$1,092,987	$1,850.00	6/21/2019	$6,178
S&P 500 Index	811	203,306	2,000.00	6/21/2019	2,064
S&P 500 Index	138	34,595	2,050.00	6/21/2019	432
					$8,674

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[1]	12/31/2018[2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	7,323	March 2019	$732,300	$839,857	$6,919
FTSE 100 Index Contracts	Short	272	March 2019	£(3)	(23,086)	(39)
S&P Mid 400 E-mini Index Contracts	Short	50	March 2019	$(5)	(8,311)	127
Euro Stoxx 50 Index Contracts	Short	1,107	March 2019	€(11)	(37,721)	466
Russell 2000 Mini Index Contracts	Short	430	March 2019	$(21)	(29,003)	435
Mini MSCI Emerging Market Index Contracts	Short	532	March 2019	(27)	(25,717)	(62)
Nikkei 225 Index Contracts	Short	27	March 2019	¥(27)	(4,927)	180
S&P 500 E-mini Index Contracts	Short	3,478	March 2019	$(174)	(435,654)	2,778
British Pound Currency Contracts	Short	298	March 2019	(18,625)	(23,821)	(167)
Euro Currency Contracts	Short	268	March 2019	(33,500)	(38,600)	(222)
Japanese Yen Currency Contracts	Short	45	March 2019	(562,500)	(5,159)	(108)
						$10,307

American Funds Insurance Series     123

Managed Risk Growth-Income Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

						Net
					Net	unrealized		Value of
					realized	(depreciation)	Dividend	affiliates at
	Beginning			Ending	loss	appreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 79.46%
American Funds Insurance Series –
Growth-Income Fund, Class 1	3,331,787	30,474,528	682,972	33,123,343	$(1,765)	$(33,463)	$3,205	$1,503,469

Fixed income funds 14.91%
American Funds Insurance Series –
Bond Fund, Class 1	2,916,097	25,446,042	1,416,241	26,945,898	(614)	951	958	282,124
Total 94.37%					$(2,379)	$(32,512)	$4,163	$1,785,593

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds
€ = Euros
¥ = Japanese yen

See notes to financial statements

124     American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2018

		Value
Asset allocation funds 96.69%	Shares	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	$2,458,318
Total asset allocation funds (cost: $2,512,141,000)		2,458,318

Short-term securities 1.91%
Government Cash Management Fund	48,607,102	48,607
Total short-term securities (cost: $48,607,000)		48,607

Total investment securities 98.60% (cost: $2,560,748,000)		2,506,925
Other assets less liabilities 1.40%		35,572
Net assets 100.00%		$2,542,497

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[1]	12/31/2018[2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	7,806	March 2019	$780,600	$895,251	$8,348
FTSE 100 Index Contracts	Short	120	March 2019	£(1)	(10,185)	46
S&P Mid 400 E-mini Index Contracts	Short	33	March 2019	$(3)	(5,485)	146
Euro Stoxx 50 Index Contracts	Short	671	March 2019	€(7)	(22,864)	375
Nikkei 225 Index Contracts	Short	7	March 2019	¥(7)	(1,277)	49
Russell 2000 Mini Index Contracts	Short	895	March 2019	$(45)	(60,368)	1,608
Mini MSCI Emerging Market Index Contracts	Short	1,027	March 2019	(51)	(49,645)	184
S&P 500 E-mini Index Contracts	Short	4,514	March 2019	(226)	(565,424)	14,749
British Pound Currency Contracts	Short	131	March 2019	(8,188)	(10,472)	(63)
Euro Currency Contracts	Short	165	March 2019	(20,625)	(23,765)	(88)
Japanese Yen Currency Contracts	Short	12	March 2019	(150,000)	(1,376)	(31)
						$25,323

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliate at
	Beginning			Ending	loss	depreciation	income	12/31/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Asset allocation funds 96.69%
American Funds Insurance Series –
Asset Allocation Fund, Class 1	178,833,494	22,204,494	85,569,765	115,468,223	$(39,223)	$(392,470)	$80,687	$2,458,318

1Notional amount is calculated based on the number of contracts and notional contract size.
2Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds
€ = Euros
¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series     125

Financial statements

Statements of assets and liabilities at December 31, 2018

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,486,916	$3,673,913	$23,407,476	$8,996,441	$2,999,468
Affiliated issuers	—	29,982	—	—	—
Cash	178	156	1,343	131	4,433
Cash pledged for securities on loan	—	6,049	—	—	—
Cash pledged for forward currency contracts	—	—	—	330	—
Cash denominated in currencies other than U.S. dollars	1	80	—	1,626	712
Unrealized appreciation on open forward currency contracts	—	—	—	—	356
Receivables for:
Sales of investments	319	3,233	21,198	1,944	4,847
Sales of fund’s shares	28,743	5,568	49,254	16,453	1,400
Dividends and interest	8,330	3,564	13,574	16,015	5,498
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	160	—	—	—
Other	378	124	2	136	7
	5,524,865	3,722,829	23,492,847	9,033,076	3,016,721
Liabilities:
Collateral for securities on loan	—	60,486	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	525	53
Payables for:
Purchases of investments	16,115	3,150	21,907	6,618	808
Repurchases of fund’s shares	2,128	605	11,254	4,966	1,595
Investment advisory services	2,473	2,214	6,602	3,815	1,833
Insurance administrative fees	163	95	706	193	293
Services provided by related parties	810	506	3,421	970	302
Trustees’ deferred compensation	72	48	503	213	32
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	853	931	515	5,462	793
Other	98	280	78	204	133
	22,712	68,315	44,986	22,966	5,842
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879
Net assets consist of:
Capital paid in on shares of beneficial interest	$3,889,612	$3,067,044	$14,176,248	$8,331,112	$2,702,017
Total distributable earnings (accumulated loss)	1,612,541	587,470	9,271,613	678,998	308,862
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879
Investment securities, at cost:
Unaffiliated issuers	$4,224,241	$3,380,162	$16,925,576	$8,523,681	$2,819,850
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	1	86	—	1,620	711

See end of statements of assets and liabilities for footnote.

See notes to financial statements

126     American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$8,018,033	$1,811,931	$29,638,729	$1,333,446	$679,748	$23,114,218	$368,422	$10,945,510	$2,123,592
—	—	202,273	—	—	153,583	—	—	—
1,442	226	5,392	131	493	3,965	111	5,730	633
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	1	162	116	840	7	6,114	964
—	351	—	—	—	—	214	5,141	12,488

—	—	50,544	—	425	103,114	81	766,356	3,468
4,453	597	41,007	127	1,890	10,186	175	2,561	30
14,855	4,749	41,209	5,240	2,673	66,435	1,558	63,965	17,559
—	—	—	—	286	1,056	32	3,526	755
—	—	—	—	—	83	4	94	49
—	—	—	—	—	—	—	—	—
—	25	—	31	3	313	18	377	53
8,038,783	1,817,879	29,979,155	1,339,137	685,634	23,453,793	370,622	11,799,374	2,159,591

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	132	14,412	5,570

—	—	75,910	112	9,280	506,077	3,803	1,901,710	56,897
3,583	545	27,805	301	228	11,216	134	23,576	7,155
2,735	940	6,567	701	283	5,477	206	3,023	948
231	61	588	46	225	2,313	44	225	25
766	301	3,070	76	80	1,980	57	918	247
80	23	576	9	3	258	2	116	24
—	—	—	—	237	99	—	351	145
—	—	—	—	—	756	1	356	7
100	87	407	592	12	126	48	—	453
16	48	97	42	6	40	6	—	103
7,511	2,005	115,020	1,879	10,354	528,342	4,433	1,944,687	71,574
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$6,594,985	$1,523,636	$21,925,796	$1,347,787	$710,885	$19,064,550	$341,847	$10,077,153	$2,124,152
1,436,287	292,238	7,938,339	(10,529)	(35,605)	3,860,901	24,342	(222,466)	(36,135)
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$7,325,397	$1,627,160	$25,100,577	$1,364,122	$702,114	$20,304,078	$345,235	$11,058,951	$2,167,128
—	—	273,780	—	—	586,257	—	—	—
—	—	1	159	116	840	7	6,229	961

American Funds Insurance Series     127

Statements of assets and liabilities at December 31, 2018

				U.S.
	High-			Government/	Managed
	Income			AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short	Securities	Growth
	Fund	Fund	Bond Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,182,891	$343,748	$306,746	$3,110,704	$5,144
Affiliated issuers	—	—	—	—	330,797
Cash	840	383	80	3,850	—
Cash pledged for futures contracts	—	—	—	—	8,181
Cash denominated in currencies other than U.S. dollars	— *	—	—	—	—
Receivables for:
Sales of investments	2,745	460	—	45,521	—
Sales of fund’s shares	77	204	48	642	596
Dividends and interest	21,205	877	—	11,543	22
Variation margin on futures contracts	—	249	—	4,583	394
Variation margin on swap contracts	40	170	—	2,783	—
Other	168	2	—	28	—
	1,207,966	346,093	306,874	3,179,654	345,134
Liabilities:
Payables for:
Purchases of investments	1,934	54,109	—	295,152	563
Repurchases of fund’s shares	1,312	356	301	8,565	3
Investment advisory services	498	105	82	830	29
Insurance administrative fees	22	13	10	49	215
Services provided by related parties	163	19	59	328	71
Trustees’ deferred compensation	50	3	18	60	1
Variation margin on futures contracts	—	—	—	594	979
Variation margin on swap contracts	87	313	—	4,772	—
Other	1	—	—	1	—
	4,067	54,918	470	310,351	1,861
Net assets at December 31, 2018	$1,203,899	$291,175	$306,404	$2,869,303	$343,273
Net assets consist of:
Capital paid in on shares of beneficial interest	$1,464,474	$295,903	$305,431	$2,910,880	$326,588
Total distributable earnings (accumulated loss)	(260,575)	(4,728)	973	(41,577)	16,685
Net assets at December 31, 2018	$1,203,899	$291,175	$306,404	$2,869,303	$343,273
Investment securities, at cost:
Unaffiliated issuers	$1,274,934	$344,748	$306,754	$3,124,841	$5,144
Affiliated issuers	—	—	—	—	334,489
Cash denominated in currencies other than U.S. dollars, at cost	— *	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements

128     American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$5,178	$4,613	$75,599	$48,607
142,784	324,690	1,785,593	2,458,318
—	—	—	—
3,017	8,327	34,515	41,388
—	—	—	—

—	—	27,293	374
190	386	339	336
10	22	67	305
182	389	1,951	2,143
—	—	—	—
—	—	—	—
151,361	338,427	1,925,357	2,551,471

174	364	—	—
6	3	29,069	729
13	29	84	298
96	214	308	2,570
31	70	48	538
1	2	1	23
81	1,076	3,745	4,816
—	—	—	—
—	—	—	—
402	1,758	33,255	8,974
$150,959	$336,669	$1,892,102	$2,542,497

$157,470	$340,198	$1,895,504	$2,426,171
(6,511)	(3,529)	(3,402)	116,326
$150,959	$336,669	$1,892,102	$2,542,497

$5,178	$4,613	$74,588	$48,607
150,338	349,187	1,804,315	2,512,141
—	—	—	—

American Funds Insurance Series     129

Statements of assets and liabilities at December 31, 2018

			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$1,942,639	$1,452,476	$8,474,126	$4,811,429	$1,701,716
	Shares outstanding	75,457	66,791	121,126	272,408	81,098
	Net asset value per share	$25.74	$21.75	$69.96	$17.66	$20.98
Class 1A:	Net assets	$4,778	$353	$9,862	$4,936	$2,363
	Shares outstanding	186	16	141	280	113
	Net asset value per share	$25.69	$21.71	$69.77	$17.62	$20.92
Class 2:	Net assets	$3,306,059	$2,055,787	$13,700,966	$3,875,242	$843,316
	Shares outstanding	129,626	97,154	197,204	220,231	40,558
	Net asset value per share	$25.50	$21.16	$69.48	$17.60	$20.79
Class 3:	Net assets			$187,003	$23,753
	Shares outstanding	Not applicable	Not applicable	2,655	1,342	Not applicable
	Net asset value per share			$70.44	$17.70
Class 4:	Net assets	$248,677	$145,898	$1,075,904	$294,750	$463,484
	Shares outstanding	9,795	6,855	15,676	16,935	22,375
	Net asset value per share	$25.39	$21.28	$68.64	$17.40	$20.71

					U.S.
		High-			Government/	Managed
		Income			AAA-Rated	Risk
		Bond	Mortgage	Ultra-Short	Securities	Growth
		Fund	Fund	Bond Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$501,284	$209,329	$36,869	$1,445,275
	Shares outstanding	53,676	20,330	3,259	121,022	Not applicable
	Net asset value per share	$9.34	$10.30	$11.31	$11.94
Class 1A:	Net assets	$644	$739	$10	$1,510
	Shares outstanding	69	72	1	127	Not applicable
	Net asset value per share	$9.33	$10.28	$11.31	$11.93
Class 2:	Net assets	$661,317	$56,871	$247,022	$1,322,968
	Shares outstanding	71,992	5,534	22,403	111,891	Not applicable
	Net asset value per share	$9.19	$10.28	$11.03	$11.82
Class 3:	Net assets	$9,485		$4,516	$8,900
	Shares outstanding	1,011	Not applicable	405	743	Not applicable
	Net asset value per share	$9.38		$11.14	$11.97
Class 4:	Net assets	$31,169	$24,236	$17,987	$90,650
	Shares outstanding	3,129	2,379	1,613	7,659	Not applicable
	Net asset value per share	$9.96	$10.19	$11.15	$11.84
Class P1:	Net assets					$2,850
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	232
	Net asset value per share					$12.30
Class P2:	Net assets					$340,423
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	27,883
	Net asset value per share					$12.21

*	Amount less than one thousand.

See notes to financial statements

130     American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$4,809,964	$492,281	$16,782,983	$1,034,317	$316,763	$14,626,696	$109,776	$5,961,685	$1,015,292
388,433	37,818	369,768	67,397	33,820	686,976	9,410	569,176	88,889
$12.38	$13.02	$45.39	$15.35	$9.37	$21.29	$11.67	$10.47	$11.42
$3,162	$927	$6,733	$1,749	$2,686	$6,982	$2,007	$3,284	$400
256	72	149	114	287	328	172	314	35
$12.35	$13.00	$45.28	$15.33	$9.36	$21.26	$11.65	$10.45	$11.41
$2,850,294	$1,227,787	$12,035,441	$230,035	$3,719	$4,667,683	$184,786	$3,523,963	$1,032,370
232,925	94,484	268,073	15,034	397	221,412	15,865	340,694	91,060
$12.24	$12.99	$44.90	$15.30	$9.36	$21.08	$11.65	$10.34	$11.34
		$140,465			$29,682
Not applicable	Not applicable	3,089	Not applicable	Not applicable	1,392	Not applicable	Not applicable	Not applicable
		$45.47			$21.32
$367,852	$94,879	$898,513	$71,157	$352,112	$3,594,408	$69,620	$365,755	$39,955
30,177	7,405	20,203	4,675	37,666	171,230	6,029	35,411	3,554
$12.19	$12.81	$44.47	$15.22	$9.35	$20.99	$11.55	$10.33	$11.24

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$379	$492	$1,661,806	$1,596
39	44	141,701	130
$9.82	$11.28	$11.73	$12.23
$150,580	$336,177	$230,296	$2,540,901
15,421	29,981	19,726	207,856
$9.76	$11.21	$11.67	$12.22

American Funds Insurance Series      131

Statements of operations for the year ended December 31, 2018

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$89,435	$40,551	$266,249	$188,307	$47,131
Interest	6,142	7,378	28,788	23,999	16,421
Securities lending income	—	730	—	—	—
	95,577	48,659	295,037	212,306	63,552
Fees and expenses*:
Investment advisory services	32,234	29,438	83,065	48,247	23,782
Distribution services	10,330	6,459	42,560	11,764	3,589
Insurance administrative services	633	367	2,750	790	1,164
Transfer agent services	1	—†	3	1	—†
Administrative services	624	423	2,573	981	339
Reports to shareholders	218	136	900	342	127
Registration statement and prospectus	47	88	197	66	29
Trustees’ compensation	37	25	150	58	20
Auditing and legal	76	65	80	102	72
Custodian	964	643	502	1,867	1,253
Other	137	228	252	202	342
Total fees and expenses before waivers	45,301	37,872	133,032	64,420	30,717
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Total waivers of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers	45,301	37,872	133,032	64,420	30,717
Net investment income	50,276	10,787	162,005	147,886	32,835
Net realized gain (loss) and unrealized (depreciation)
appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	344,211	244,684	2,850,252	248,667	125,246
Affiliated issuers	—	2,632	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(21)	94	—	1,317	649
Swap contracts	—	—	—	—	—
Currency transactions	(648)	(349)	(1,358)	(2,744)	308
	343,542	247,061	2,848,894	247,240	126,203
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(919,949)	(654,311)	(2,970,971)	(1,741,395)	(647,695)
Affiliated issuers	—	(19,991)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(15)	1,103	—	(170)	626
Swap contracts	—	—	—	—	—
Currency translations	288	41	(119)	(189)	36
	(919,676)	(673,158)	(2,971,090)	(1,741,754)	(647,033)
Net realized gain (loss) and unrealized (depreciation)
appreciation	(576,134)	(426,097)	(122,196)	(1,494,514)	(520,830)
Net (decrease) increase in net assets resulting from operations	$(525,858)	$(415,310)	$39,809	$(1,346,628)	$(487,995)

See end of statements of operations for footnotes.

See notes to financial statements

132     American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$225,462	$47,619	$561,216	$42,953	$18,229	$330,664	$5,923	$—	$—
5,328	5,256	43,954	4,649	5,121	270,199	3,763	319,829	71,425
—	—	—	—	—	—	—	—	—
230,790	52,875	605,170	47,602	23,350	600,863	9,686	319,829	71,425

35,312	12,167	81,100	8,812	3,229	68,775	2,520	37,656	12,085
9,118	3,848	36,914	840	885	22,505	680	10,220	2,901
794	233	2,300	183	884	9,354	167	835	97
1	— †	4	— †	— †	3	— †	1	— †
909	205	3,139	146	65	2,590	38	1,037	228
239	47	1,105	23	10	837	6	320	58
28	9	202	19	21	400	11	61	10
53	12	182	8	3	150	2	61	13
49	62	79	60	51	76	59	60	51
269	349	894	391	43	362	42	277	386
126	86	232	44	62	188	56	214	162
46,898	17,018	126,151	10,526	5,253	105,240	3,581	50,742	15,991

—	—	—	1	23	—	—	—	—
—	—	—	1	23	—	—	—	—
46,898	17,018	126,151	10,525	5,230	105,240	3,581	50,742	15,991
183,892	35,857	479,019	37,077	18,120	495,623	6,105	269,087	55,434

687,346	100,225	3,359,804	19,373	(12,976)	1,252,346	4,175	(159,911)	1,326
—	—	—	—	—	—	—	—	—
—	—	—	—	242	677	23	(38,790)	(3,980)
—	(72)	—	—	—	—	(541)	14,487	(6,955)
—	—	—	—	—	(2,209)	(5)	16,367	(44)
38	(281)	(2,288)	273	(169)	85	(76)	(565)	(2,076)
687,384	99,872	3,357,516	19,646	(12,903)	1,250,899	3,576	(168,412)	(11,729)

(1,602,181)	(325,794)	(4,115,868)	(222,546)	(54,286)	(2,657,935)	(34,350)	(164,246)	(82,168)
—	—	(116,886)	—	—	(230,161)	—	—	—
—	—	—	—	429	5,914	180	23,764	4,630
—	351	—	—	—	—	207	(16,813)	6,258
—	—	—	—	—	2,691	5	(7,301)	1,530
(41)	(87)	(237)	(23)	(10)	(72)	1	(246)	(258)
(1,602,222)	(325,530)	(4,232,991)	(222,569)	(53,867)	(2,879,563)	(33,957)	(164,842)	(70,008)

(914,838)	(225,658)	(875,475)	(202,923)	(66,770)	(1,628,664)	(30,381)	(333,254)	(81,737)
$(730,946)	$(189,801)	$(396,456)	$(165,846)	$(48,650)	$(1,133,041)	$(24,276)	$(64,167)	$(26,303)

American Funds Insurance Series     133

Statements of operations for the year ended December 31, 2018

				U.S.
	High-			Government/	Managed
	Income			AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short	Securities	Growth
	Fund	Fund	Bond Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$—	$—	$—	$—	$3,341
Interest	93,699	7,928	5,763	71,451	216
	93,699	7,928	5,763	71,451	3,557
Fees and expenses*:
Investment advisory services	6,485	1,361	947	10,160	486
Distribution services	1,953	191	643	3,706	803
Insurance administrative services	86	42	37	171	809
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	137	32	30	300	—
Accounting and administrative services	—	—	—	—	43
Reports to shareholders	33	5	6	65	5
Registration statement and prospectus	9	2	3	15	7
Trustees’ compensation	8	2	2	18	2
Auditing and legal	49	44	42	46	23
Custodian	32	35	1	56	9
Other	95	66	16	129	23
Total fees and expenses before waivers	8,887	1,780	1,727	14,666	2,210
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—	—	162
Total waivers of fees and expenses	—	—	—	—	162
Total fees and expenses after waivers	8,887	1,780	1,727	14,666	2,048
Net investment income	84,812	6,148	4,036	56,785	1,509
Net realized gain (loss) and unrealized (depreciation)
appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(24,151)	(3,538)	—	(39,630)	—
Affiliated issuers	—	—	—	—	2,012
Futures contracts	2	(4,529)	—	(45,333)	(5,288)
Swap contracts	(390)	449	—	(1,752)	—
Currency transactions	(5)	—	—	—	7
Capital gain distributions received from affiliated issuers	—	—	—	—	24,732
	(24,544)	(7,618)	—	(86,715)	21,463
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(87,512)	(1,970)	33	(13,160)	—
Affiliated issuers	—	—	—	—	(32,846)
Futures contracts	—	2,531	—	34,895	5,929
Swap contracts	1,317	1,980	—	27,782	—
Currency translations	(1)	—	—	—	—
	(86,196)	2,541	33	49,517	(26,917)
Net realized gain (loss) and unrealized (depreciation)
appreciation	(110,740)	(5,077)	33	(37,198)	(5,454)
Net (decrease) increase in net assets resulting from operations	$(25,928)	$1,071	$4,069	$19,587	$(3,945)

* Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
† Amount less than one thousand.

See notes to financial statements

134     American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$3,202	$7,264	$4,163	$80,686
112	246	195	2,846
3,314	7,510	4,358	83,532

234	530	439	6,609
389	883	564	6,862
389	883	731	11,015
—†	—†	—†	—†
—	—	—	—
40	43	42	114
3	6	4	73
5	7	5	70
1	2	1	26
23	23	33	28
9	9	9	9
(18)	25	(9)	(1,637)
1,075	2,411	1,819	23,169

78	177	146	2,203
78	177	146	2,203
997	2,234	1,673	20,966
2,317	5,276	2,685	62,566

—	—	—	—
170	4,208	(2,379)	(39,223)
(301)	(7,698)	(3,064)	(49,333)
—	—	—	—
(4)	7	—†	62
5,857	21,501	12,396	185,909
5,722	18,018	6,953	97,415

—	—	1,011	—
(26,570)	(55,129)	(32,512)	(392,470)
1,238	5,830	10,335	25,915
—	—	—	—
—	—	—	—
(25,332)	(49,299)	(21,166)	(366,555)

(19,610)	(31,281)	(14,213)	(269,140)
$(17,293)	$(26,005)	$(11,528)	$(206,574)

American Funds Insurance Series     135

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$50,276	$44,912	$10,787	$15,312	$162,005	$136,774
Net realized gain (loss)	343,542	433,191	247,061	207,903	2,848,894	2,561,073
Net unrealized (depreciation) appreciation	(919,676)	1,102,516	(673,158)	731,086	(2,971,090)	3,159,797
Net (decrease) increase in net assets resulting from
operations	(525,858)	1,580,619	(415,310)	954,301	39,809	5,857,644
Distributions paid to shareholders*	(474,814)		(196,135)		(2,648,515)
Dividends from net investment income		(42,742)		(21,019)		(136,164)
Distributions from net realized gain on investments		(174,096)		—		(2,251,429)
Total dividends and distributions paid to shareholders		(216,838)		(21,019)		(2,387,593)
Net capital share transactions	267,749	(335,425)	(49,079)	(495,098)	1,071,109	(34,343)
Total (decrease) increase in net assets	(732,923)	1,028,356	(660,524)	438,184	(1,537,597)	3,435,708
Net assets:
Beginning of year	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of year	$5,502,153	$6,235,076	$3,654,514	$4,315,038	$23,447,861	$24,985,458

	International Growth
	and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$37,077	$35,259	$18,120	$14,607	$495,623	$419,292
Net realized gain (loss)	19,646	5,636	(12,903)	8,964	1,250,899	1,243,464
Net unrealized (depreciation) appreciation	(222,569)	242,768	(53,867)	35,709	(2,879,563)	1,880,231
Net (decrease) increase in net assets resulting from
operations	(165,846)	283,663	(48,650)	59,280	(1,133,041)	3,542,987
Distributions paid to shareholders*	(35,982)		(20,515)		(1,587,775)
Dividends from net investment income		(32,772)		(14,010)		(405,124)
Distributions from net realized gain on investments		—		—		(1,069,604)
Total dividends and distributions paid to shareholders		(32,772)		(14,010)		(1,474,728)
Net capital share transactions	77,119	109,624	149,988	137,152	(13,827)	2,543,934
Total (decrease) increase in net assets	(124,709)	360,515	80,823	182,422	(2,734,643)	4,612,193
Net assets:
Beginning of year	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of year	$1,337,258	$1,461,967	$675,280	$594,457	$22,925,451	$25,660,094

See end of statements of changes in net assets for footnote.

See notes to financial statements

136     American Funds Insurance Series

(dollars in thousands)

				Blue Chip Income		Global Growth
International Fund		New World Fund		and Growth Fund		and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$147,886	$105,868	$ 32,835	$ 32,918	$183,892	$195,270	$35,857	$44,369	$479,019	$445,666
247,240	438,684	126,203	236,990	687,384	686,720	99,872	151,286	3,357,516	2,102,617
(1,741,754)	1,850,536	(647,033)	567,588	(1,602,222)	550,461	(325,530)	281,638	(4,232,991)	3,222,646

(1,346,628)	2,395,088	(487,995)	837,496	(730,946)	1,432,451	(189,801)	477,293	(396,456)	5,770,929
(646,470)		(126,412)		(883,615)		(186,991)		(2,606,909)
	(124,236)		(34,131)		(188,626)		(42,795)		(435,451)
	(100,924)		—		(328,660)		(33,692)		(1,807,557)
	(225,160)		(34,131)		(517,286)		(76,487)		(2,243,008)
1,245,386	133,019	92,573	(164,517)	265,984	(178,554)	90,220	(289,969)	2,175,138	1,071,251
(747,712)	2,302,947	(521,834)	638,848	(1,348,577)	736,611	(286,572)	110,837	(828,227)	4,599,172

9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190
$9,010,110	$9,757,822	$3,010,879	$3,532,713	$8,031,272	$9,379,849	$1,815,874	$2,102,446	$29,864,135	$30,692,362

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$ 6,105	$ 4,343	$269,087	$226,928	$ 55,434	$53,646	$84,812	$96,458	$ 6,148	$ 5,003
3,576	9,276	(168,412)	(10,510)	(11,729)	(26,825)	(24,544)	24,442	(7,618)	408
(33,957)	38,239	(164,842)	193,041	(70,008)	132,187	(86,196)	(3,823)	2,541	(431)

(24,276)	51,858	(64,167)	409,459	(26,303)	159,008	(25,928)	117,077	1,071	4,980
(9,700)		(267,421)		(56,130)		(79,933)		(6,505)
	(3,252)		(220,546)		(11,164)		(98,414)		(5,571)
	(10,070)		(157,395)		(14,449)		—		(2,214)
	(13,322)		(377,941)		(25,613)		(98,414)		(7,785)
46,266	63,483	(511,419)	(223,341)	(297,128)	85,999	(144,120)	(346,424)	(43,561)	2,570
12,290	102,019	(843,007)	(191,823)	(379,561)	219,394	(249,981)	(327,761)	(48,995)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405
$366,189	$353,899	$9,854,687	$10,697,694	$2,088,017	$2,467,578	$1,203,899	$1,453,880	$291,175	$340,170

American Funds Insurance Series     137

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$4,036	$1,388	$56,785	$46,503	$1,509	$859
Net realized gain (loss)	—	9	(86,715)	11,669	21,463	19,268
Net unrealized (depreciation) appreciation	33	(64)	49,517	(6,874)	(26,917)	35,360
Net (decrease) increase in net assets resulting from
operations	4,069	1,333	19,587	51,298	(3,945)	55,487
Distributions paid to shareholders*	(3,517)		(55,819)		(21,941)
Dividends from net investment income		(906)		(43,993)		(734)
Distributions from net realized gain on investments		—		—		(4,142)
Total dividends and distributions paid to shareholders		(906)		(43,993)		(4,876)
Net capital share transactions	1,047	(46,638)	(197,780)	58,286	81,200	36,220
Total (decrease) increase in net assets	1,599	(46,211)	(234,012)	65,591	55,314	86,831
Net assets:
Beginning of year	304,805	351,016	3,103,315	3,037,724	287,959	201,128
End of year	$306,404	$304,805	$2,869,303	$3,103,315	$343,273	$287,959

*	Current year amounts reflect current presentation under new accounting standards.

See notes to financial statements

138     American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017

$2,317	$1,283	$5,276	$5,049	$2,685	$2,028	$62,566	$50,782
5,722	248	18,018	12,835	6,953	8,283	97,415	177,329
(25,332)	28,741	(49,299)	30,876	(21,166)	24,060	(366,555)	329,033

(17,293)	30,272	(26,005)	48,760	(11,528)	34,371	(206,574)	557,144
(3,428)		(23,525)		(12,352)		(242,968)
	(900)		(5,161)		(1,867)		(31,722)
	(1,403)		(5,568)		(7,726)		(38,742)
	(2,303)		(10,729)		(9,593)		(70,464)
23,257	22,849	19,295	37,657	1,707,014	23,434	(1,462,371)	408,750
2,536	50,818	(30,235)	75,688	1,683,134	48,212	(1,911,913)	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980
$150,959	$148,423	$336,669	$366,904	$1,892,102	$208,968	$2,542,497	$4,454,410

American Funds Insurance Series     139

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

140     American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series     141

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

142     American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series     143

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$943,486	$395,499	$—	$1,338,985
Consumer discretionary	902,718	87,222	—	989,940
Health care	582,877	105,680	—	688,557
Communication services	437,926	143,665	—	581,591
Financials	518,235	53,532	—	571,767
Consumer staples	294,556	86,992	—	381,548
Industrials	209,141	129,438	—	338,579
Materials	114,502	40,841	—	155,343
Energy	146,233	—	—	146,233
Short-term securities	—	294,373	—	294,373
Total	$4,149,674	$1,337,242	$—	$5,486,916

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$727,659	$48,979	$—	$776,638
Information technology	452,675	117,663	—	570,338
Industrials	267,672	261,949	—	529,621
Consumer discretionary	404,803	84,793	—	489,596
Financials	277,316	39,228	87	316,631
Materials	113,426	29,243	—	142,669
Consumer staples	64,850	56,057	—	120,907
Communication services	71,742	20,881	—	92,623
Energy	45,304	15,906	16,560	77,770
Real estate	35,861	37,865	—	73,726
Utilities	60,785	—	—	60,785
Bonds, notes & other debt instruments	—	4,989	—	4,989
Short-term securities	54,436	393,166	—	447,602
Total	$2,576,529	$1,110,719	$16,647	$3,703,895

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,465,985	$524,865	$—	$4,990,850
Health care	3,895,983	—	37,000	3,932,983
Communication services	3,172,527	—	—	3,172,527
Consumer discretionary	3,047,437	25,309	—	3,072,746
Financials	2,280,002	—	—	2,280,002
Industrials	1,068,310	136,234	—	1,204,544
Energy	1,181,935	—	—	1,181,935
Materials	545,792	83,260	—	629,052
Consumer staples	519,278	—	—	519,278
Real estate	371,749	—	—	371,749
Utilities	94,291	—	—	94,291
Convertible stocks	—	—	13,104	13,104
Short-term securities	—	1,944,415	—	1,944,415
Total	$20,643,289	$2,714,083	$50,104	$23,407,476

144     American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,182,886	$188,734	$—	$1,371,620
Industrials	801,285	454,063	—	1,255,348
Health care	460,295	639,881	—	1,100,176
Consumer discretionary	702,613	220,555	—	923,168
Consumer staples	375,070	226,350	—	601,420
Communication services	369,938	217,235	—	587,173
Information technology	184,960	324,234	—	509,194
Materials	343,320	165,561	—	508,881
Utilities	376,043	102,071	—	478,114
Energy	395,858	16,445	—	412,303
Real estate	136,191	45,046	—	181,237
Rights & warrants	—	13,046	—	13,046
Bonds, notes & other debt instruments	—	77,908	—	77,908
Short-term securities	—	976,853	—	976,853
Total	$5,328,459	$3,667,982	—	$8,996,441

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(525)	$—	$(525)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$326,284	$178,731	$—	$505,015
Financials	305,640	23,740	—	329,380
Energy	292,889	—	—	292,889
Consumer discretionary	218,235	64,658	—	282,893
Health care	175,401	75,887	—	251,288
Consumer staples	119,696	70,170	—	189,866
Communication services	167,031	5,804	—	172,835
Materials	154,547	13,916	—	168,463
Industrials	94,592	40,700	—	135,292
Real estate	31,058	9,324	26	40,408
Utilities	32,453	—	—	32,453
Rights & warrants	—	3,502	—	3,502
Bonds, notes & other debt instruments	—	92,867	—	92,867
Short-term securities	—	502,317	—	502,317
Total	$1,917,826	$1,081,616	$26	$2,999,468

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$356	$—	$356
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(53)	—	(53)
Total	$—	$303	$—	$303

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series     145

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$2,027,452	$—	$—	$2,027,452
Information technology	1,080,516	—	—	1,080,516
Consumer staples	1,017,733	—	—	1,017,733
Energy	758,203	—	—	758,203
Communication services	731,501	—	—	731,501
Industrials	687,517	—	—	687,517
Consumer discretionary	650,987	—	—	650,987
Financials	392,403	—	—	392,403
Materials	134,904	—	—	134,904
Other	143,876	—	—	143,876
Rights & warrants	3,520	—	—	3,520
Short-term securities	—	389,421	—	389,421
Total	$7,628,612	$389,421	$—	$8,018,033

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$182,049	$100,080	$—	$282,129
Health care	185,566	15,542	—	201,108
Financials	175,070	11,049	—	186,119
Communication services	83,225	100,714	—	183,939
Industrials	162,543	16,976	—	179,519
Consumer discretionary	138,158	35,185	—	173,343
Materials	104,115	14,434	—	118,549
Energy	109,679	—	—	109,679
Consumer staples	61,667	39,668	—	101,335
Real estate	54,128	12,956	—	67,084
Utilities	13,861	48,868	—	62,729
Bonds, notes & other debt instruments	—	39,384	—	39,384
Short-term securities	—	107,014	—	107,014
Total	$1,270,061	$541,870	$—	$1,811,931

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$351	$—	$351

*	Forward currency contracts are not included in the investment portfolio.

146     American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$4,572,074	$180,915	$—	$4,752,989
Information technology	4,016,946	101,331	—	4,118,277
Financials	3,123,284	164,961	—	3,288,245
Communication services	3,068,997	—	—	3,068,997
Industrials	2,744,773	—	—	2,744,773
Consumer staples	2,202,506	457,337	—	2,659,843
Energy	2,041,753	—	—	2,041,753
Consumer discretionary	1,778,690	116,360	—	1,895,050
Materials	1,394,285	6,362	—	1,400,647
Real estate	535,725	—	—	535,725
Utilities	447,523	55,293	—	502,816
Mutual funds	45,729	—	—	45,729
Convertible stocks	38,828	—	—	38,828
Convertible bonds	—	27,617	—	27,617
Short-term securities	—	2,719,713	—	2,719,713
Total	$26,011,113	$3,829,889	$—	$29,841,002

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$141,167	$108,491	$—	$249,658
Health care	77,210	101,164	—	178,374
Industrials	56,914	56,589	—	113,503
Energy	94,813	—	—	94,813
Materials	81,185	13,223	—	94,408
Real estate	81,116	13,077	—	94,193
Consumer staples	87,620	6,560	—	94,180
Communication services	49,598	34,855	—	84,453
Utilities	45,795	35,476	—	81,271
Consumer discretionary	54,630	5,371	—	60,001
Information technology	11,493	36,087	—	47,580
Bonds, notes & other debt instruments	—	15,271	—	15,271
Short-term securities	—	125,741	—	125,741
Total	$781,541	$551,905	$—	$1,333,446

American Funds Insurance Series     147

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$43,071	$25,510	$—	$68,581
Consumer staples	52,008	10,413	—	62,421
Information technology	44,754	15,593	—	60,347
Real estate	51,257	1,451	—	52,708
Energy	44,723	—	—	44,723
Communication services	32,340	8,343	—	40,683
Health care	36,507	1,889	—	38,396
Utilities	29,843	7,422	—	37,265
Consumer discretionary	23,778	—	—	23,778
Industrials	19,005	2,067	—	21,072
Materials	5,407	4,139	—	9,546
Convertible stocks	6,127	—	—	6,127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	93,463	—	93,463
Mortgage-backed obligations	—	46,958	—	46,958
Corporate bonds & notes	—	26,817	—	26,817
Asset-backed obligations	—	967	—	967
Short-term securities	—	45,896	—	45,896
Total	$388,820	$290,928	$—	$679,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,467	$—	$—	$2,467
Liabilities:
Unrealized depreciation on futures contracts	(2,038)	—	—	(2,038)
Total	$429	$—	$—	$429

*	Futures contracts are not included in the investment portfolio.

148     American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,092,137	$35,434	$59	$3,127,630
Health care	2,518,947	26,969	736	2,546,652
Financials	2,175,115	—	—	2,175,115
Industrials	1,002,104	4,784	—	1,006,888
Energy	953,558	2,780	—	956,338
Consumer discretionary	861,048	42,365	—	903,413
Communication services	847,896	115	—	848,011
Consumer staples	545,053	263,173	—	808,226
Materials	739,608	—	—	739,608
Utilities	215,899	—	—	215,899
Real estate	184,779	—	—	184,779
Rights & warrants	—	—	242	242
Convertible stocks	—	—	6,074	6,074
Convertible bonds	—	1,272	—	1,272
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,820,469	—	2,820,469
Corporate bonds & notes	—	2,275,813	10,755	2,286,568
Mortgage-backed obligations	—	1,318,843	—	1,318,843
Federal agency bonds & notes	—	15,031	—	15,031
Other	—	190,115	—	190,115
Short-term securities	—	3,116,628	—	3,116,628
Total	$13,136,144	$10,113,791	$17,866	$23,267,801

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,035	$—	$—	$6,035
Liabilities:
Unrealized depreciation on futures contracts	(874)	—	—	(874)
Unrealized depreciation on interest rate swaps	—	(3,557)	—	(3,557)
Total	$5,161	$(3,557)	$—	$1,604

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series     149

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$29,939	$11,496	$—	$41,435
Financials	26,524	3,203	—	29,727
Health care	23,425	4,021	—	27,446
Industrials	19,589	5,349	—	24,938
Energy	18,129	—	—	18,129
Consumer staples	14,100	3,677	—	17,777
Consumer discretionary	13,799	1,034	—	14,833
Materials	8,709	4,244	—	12,953
Communication services	2,053	6,030	—	8,083
Real estate	6,155	827	—	6,982
Utilities	2,897	2,255	—	5,152
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	—	59,146	—	59,146
U.S. Treasury bonds & notes	—	45,770	—	45,770
Corporate bonds & notes	—	23,532	—	23,532
Mortgage-backed obligations	—	6,936	—	6,936
Short-term securities	—	25,583	—	25,583
Total	$165,319	$203,103	$—	$368,422

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$180	$—	$—	$180
Unrealized appreciation on open forward currency contracts	—	214	—	214
Unrealized appreciation on interest rate swaps	—	24	—	24
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(132)	—	(132)
Unrealized depreciation on interest rate swaps	—	(19)	—	(19)
Total	$180	$87	$—	$267

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,603,650	$—	$3,603,650
U.S. Treasury bonds & notes	—	2,852,297	—	2,852,297
Mortgage-backed obligations	—	2,234,095	—	2,234,095
Bonds & notes of governments & government agencies outside
the U.S.	—	612,742	—	612,742
Asset-backed obligations	—	197,268	—	197,268
Municipals	—	189,941	—	189,941
Federal agency bonds & notes	—	11,395	—	11,395
Common stocks	—	396	26	422
Rights & warrants	—	—	67	67
Short-term securities	—	1,243,633	—	1,243,633
Total	$—	$10,945,417	$93	$10,945,510

150     American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$22,298	$—	$—	$22,298
Unrealized appreciation on open forward currency contracts	—	5,141	—	5,141
Unrealized appreciation on interest rate swaps	—	2,565	—	2,565
Liabilities:
Unrealized depreciation on futures contracts	(2,690)	—	—	(2,690)
Unrealized depreciation on open forward currency contracts	—	(14,412)	—	(14,412)
Unrealized depreciation on interest rate swaps	—	(2,338)	—	(2,338)
Total	$19,608	$(9,044)	$—	$10,564

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Japanese yen	$—	$248,037	$—	$248,037
Euros	—	235,404	—	235,404
Mexican pesos	—	74,438	—	74,438
Polish zloty	—	73,313	—	73,313
Danish kroner	—	65,733	—	65,733
Indian rupees	—	45,800	—	45,800
British pounds	—	43,376	—	43,376
Brazilian reais	—	33,036	—	33,036
Thai baht	—	27,229	—	27,229
Israeli shekels	—	18,320	—	18,320
Chilean pesos	—	15,174	—	15,174
Malaysian ringgits	—	15,129	—	15,129
Romanian leu	—	14,495	—	14,495
Canadian dollars	—	10,039	—	10,039
U.S. dollars	—	914,227	487	914,714
Other	—	90,558	—	90,558
Convertible bonds	—	100	—	100
Convertible stocks	—	—	1,033	1,033
Common stocks	113	913	9	1,035
Rights & warrants	—	—	41	41
Short-term securities	—	196,588	—	196,588
Total	$113	$2,121,909	$1,570	$2,123,592

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,231	$—	$—	$5,231
Unrealized appreciation on open forward currency contracts	—	12,488	—	12,488
Unrealized appreciation on interest rate swaps	—	335	—	335
Liabilities:
Unrealized depreciation on futures contracts	(960)	—	—	(960)
Unrealized depreciation on open forward currency contracts	—	(5,570)	—	(5,570)
Unrealized depreciation on interest rate swaps	—	(284)	—	(284)
Total	$4,271	$6,969	$—	$11,240

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series     151

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,129,425	$8,992	$1,138,417
Other	—	3,083	—	3,083
Convertible bonds	—	5,438	—	5,438
Convertible stocks	629	—	5,892	6,521
Common stocks	1,642	8,344	2,397	12,383
Rights & warrants	—	—	256	256
Short-term securities	—	16,793	—	16,793
Total	$2,271	$1,163,083	$17,537	$1,182,891

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$156	$—	$156
Unrealized appreciation on credit default swaps	—	1,544	—	1,544
Liabilities:
Unrealized depreciation on interest rate swaps	—	(380)	—	(380)
Total	$—	$1,320	$—	$1,320

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2018 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	1/1/2018	Level 3[2]	Purchases	Sales	gain[3]	appreciation[3]	Level 3[2]	12/31/2018
Investment securities	$23,741	$—	$17,504	$(34,559)	$6,060	$9,202	$(4,411)	$17,537

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2018								$1,603

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

152     American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

						Impact to
						valuation from
	Value at	Valuation	Unobservable		Weighted	an increase in
	12/31/2018	techniques	inputs	Range	average	input*
Bonds, notes & other debt instruments	$8,992	Yield analysis	Yield to maturity risk premium	0-400 bps	299 bps	Decrease
Convertible securities	5,892	Market comparables	EBITDA multiple	8.9x	8.9x	Increase
		Recent market information	Market comparables	25%	25%	Decrease
Common stocks	2,397	Enterprise value	Revenue multiple	1.3x	1.3x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
Rights & warrants	256	Black-Scholes	Implied volatility	30%	30%	Increase
		Recent market information	Quoted price	N/A	N/A	N/A
	$17,537

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation
EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$209,270	$—	$209,270
U.S. Treasury bonds & notes	—	32,012	—	32,012
Federal agency bonds & notes	—	18,483	—	18,483
Asset-backed obligations	—	17,340	—	17,340
Corporate bonds & notes	—	—	80	80
Short-term securities	—	66,563	—	66,563
Total	$—	$343,668	$80	$343,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,899	$—	$—	$1,899
Unrealized appreciation on interest rate swaps	—	3,261	—	3,261
Liabilities:
Unrealized depreciation on interest rate swaps	—	(2,067)	—	(2,067)
Total	$1,899	$1,194	$—	$3,093

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund
At December 31, 2018, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series     153

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,369,410	$—	$1,369,410
Mortgage-backed obligations	—	821,393	—	821,393
Federal agency bonds & notes	—	601,074	—	601,074
Short-term securities	—	318,827	—	318,827
Total	$—	$3,110,704	$—	$3,110,704

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$31,021	$—	$—	$31,021
Unrealized appreciation on interest rate swaps	—	34,976	—	34,976
Liabilities:
Unrealized depreciation on futures contracts	(3,571)	—	—	(3,571)
Unrealized depreciation on interest rate swaps	—	(15,622)	—	(15,622)
Total	$27,450	$19,354	$—	$46,804

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund
At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund
At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund
At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund
At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund
At December 31, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

154     American Funds Insurance Series

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — One of the funds has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of December 31, 2018, the total value of securities on loan was $67,607,000, and the total value of collateral received was $72,379,000. Collateral received included cash of $60,486,000 and non-cash U.S. Government securities of $11,893,000. Investment securities purchased from cash collateral of $54,436,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is

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traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event

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occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

				Forward		Interest	Credit
	Options	Futures		currency		rate	default
	purchased	contracts		contracts		swaps	swaps
Global Growth Fund	Not applicable	Not applicable		$6,220	*	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	Not applicable		93,340	*	Not applicable	Not applicable
International Fund	Not applicable	Not applicable		35,647		Not applicable	Not applicable
New World Fund	Not applicable	Not applicable		15,738		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable		7,640		Not applicable	Not applicable
Capital Income Builder	Not applicable	$188,467		Not applicable		Not applicable	Not applicable
Asset Allocation Fund	Not applicable	375,571		Not applicable		$2,197,665	Not applicable
Global Balanced Fund	Not applicable	6,967		24,260		86,959	Not applicable
Bond Fund	Not applicable	2,619,856		581,133		3,448,366	$48,409	*
Global Bond Fund	Not applicable	197,591		772,080		823,223	Not applicable
High-Income Bond Fund	Not applicable	9,800	*	Not applicable		46,142	84,946
Mortgage Fund	Not applicable	153,475		Not applicable		366,044	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,838,731		Not applicable		8,956,391	Not applicable
Managed Risk Growth Fund	Not applicable	57,567		Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	174,691		Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	47,916		Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$777,368	138,587		Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	399,717		Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

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The following tables present the financial statement impacts resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

Global Growth Fund
		Net realized loss		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward	$(21)	Net unrealized depreciation on	$(15)
		currency contracts		forward currency contracts

Global Small Capitalization Fund
		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward	$94	Net unrealized appreciation on	$1,103
		currency contracts		forward currency contracts

International Fund
		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open	$—	Unrealized depreciation on open	$525
		forward currency contracts		forward currency contracts

		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward	$1,317	Net unrealized depreciation on	$(170)
		currency contracts		forward currency contracts

New World Fund
		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open	$356	Unrealized depreciation on open	$53
		forward currency contracts		forward currency contracts

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward	$649	Net unrealized appreciation on	$626
		currency contracts		forward currency contracts

162     American Funds Insurance Series

Global Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$351	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(72)	Net unrealized appreciation on forward currency contracts	$351

Capital Income Builder
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,467	Unrealized depreciation[1]	$2,038

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$242	Net unrealized appreciation on futures contracts	$429

Asset Allocation Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,035	Unrealized depreciation[1]	$874
Swaps	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	3,557
			$6,035		$4,431

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$677	Net unrealized appreciation on futures contracts	$5,914
Swaps	Interest	Net realized loss on swap contracts	(2,209)	Net unrealized appreciation on swap contracts	2,691
			$(1,532)		$8,605

See end of tables for footnotes.

American Funds Insurance Series     163

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$180	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	214	Unrealized depreciation on open forward currency contracts	132
Swaps	Interest	Unrealized appreciation[1]	24	Unrealized depreciation[1]	19
			$418		$151

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$23	Net unrealized appreciation on futures contracts	$180
Forward currency	Currency	Net realized loss on forward currency contracts	(541)	Net unrealized appreciation on forward currency contracts	207
Swaps	Interest	Net realized loss on swap contracts	(5)	Net unrealized appreciation on swap contracts	5
			$(523)		$392

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$22,298	Unrealized depreciation[1]	$2,690
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,141	Unrealized depreciation on open forward currency contracts	14,412
Swaps	Interest	Unrealized appreciation[1]	2,565	Unrealized depreciation[1]	2,338
			$30,004		$19,440

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(38,790)	Net unrealized appreciation on futures contracts	$23,764
Forward currency	Currency	Net realized gain on forward currency contracts	14,487	Net unrealized depreciation on forward currency contracts	(16,813)
Swaps	Interest	Net realized gain on swap contracts	16,325	Net unrealized depreciation on swap contracts	(7,485)
Swaps	Credit	Net realized gain on swap contracts	42	Net unrealized appreciation on swap contracts	184
			$(7,936)		$(350)

164     American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$5,231	Unrealized depreciation[1]	$960
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	12,488	Unrealized depreciation on open forward currency contracts	5,570
Swaps	Interest	Unrealized appreciation[1]	335	Unrealized depreciation[1]	284
			$18,054		$6,814

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,980)	Net unrealized appreciation on futures contracts	$4,630
Forward currency	Currency	Net realized loss on forward currency contracts	(6,955)	Net unrealized appreciation on forward currency contracts	6,258
Swaps	Interest	Net realized loss on swap contracts	(44)	Net unrealized appreciation on swap contracts	1,530
			$(10,979)		$12,418

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swaps	Interest	Unrealized appreciation[1]	$156	Unrealized depreciation[1]	$380
Swaps	Credit	Unrealized appreciation[1]	1,544	Unrealized depreciation[1]	—
			$1,700		$380

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2	Net unrealized appreciation on futures contracts	$—
Swaps	Interest	Net realized gain on swap contracts	743	Net unrealized depreciation on swap contracts	(646)
Swaps	Credit	Net realized loss on swap contracts	(1,133)	Net unrealized appreciation on swap contracts	1,963
			$(388)		$1,317

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,899	Unrealized depreciation[1]	$—
Swaps	Interest	Unrealized appreciation[1]	3,261	Unrealized depreciation[1]	2,067
			$5,160		$2,067

See end of tables for footnotes.

American Funds Insurance Series     165

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,529)	Net unrealized appreciation on futures contracts	$2,531
Swaps	Interest	Net realized gain on swap contracts	449	Net unrealized appreciation on swap contracts	1,980
			$(4,080)		$4,511

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$31,021	Unrealized depreciation[1]	$3,571
Swaps	Interest	Unrealized appreciation[1]	34,976	Unrealized depreciation[1]	15,622
			$65,997		$19,193

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(45,333)	Net unrealized appreciation on futures contracts	$34,895
Swaps	Interest	Net realized loss on swap contracts	(1,752)	Net unrealized appreciation on swap contracts	27,782
			$(47,085)		$62,677

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$45
Futures	Equity	Unrealized appreciation[1]	4,022	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,914	Unrealized depreciation[1]	—
			$5,936		$45

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$118	Net unrealized depreciation on futures contracts	$(45)
Futures	Equity	Net realized loss on futures contracts	(4,716)	Net unrealized appreciation on futures contracts	4,022
Futures	Interest	Net realized loss on futures contracts	(690)	Net unrealized appreciation on futures contracts	1,952
			$(5,288)		$5,929

166     American Funds Insurance Series

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$278
Futures	Equity	Unrealized appreciation[1]	882	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	615	Unrealized depreciation[1]	—
			$1,497		$278

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$356	Net unrealized depreciation on futures contracts	$(278)
Futures	Equity	Net realized loss on futures contracts	(600)	Net unrealized appreciation on futures contracts	$882
Futures	Interest	Net realized loss on futures contracts	(57)	Net unrealized appreciation on futures contracts	634
			$(301)		$1,238

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30
Futures	Equity	Unrealized appreciation[1]	3,946	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,865	Unrealized depreciation[1]	—
			$5,811		$30

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$115	Net unrealized depreciation on futures contracts	$(30)
Futures	Equity	Net realized loss on futures contracts	(6,778)	Net unrealized appreciation on futures contracts	$3,946
Futures	Interest	Net realized loss on futures contracts	(1,035)	Net unrealized appreciation on futures contracts	1,914
			$(7,698)		$5,830

See end of tables for footnotes.

American Funds Insurance Series     167

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$8,674	Investment securities from unaffiliated issuers[2]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	497
Futures	Equity	Unrealized appreciation[1]	3,986	Unrealized depreciation[1]	101
Futures	Interest	Unrealized appreciation[1]	6,919	Unrealized depreciation[1]	$—
			$19,579		$598

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized gain on options contracts[3]	$—	Net unrealized appreciation on options contracts[4]	$1,011
Futures	Currency	Net realized gain on futures contracts	$28	Net unrealized depreciation on futures contracts	(497)
Futures	Equity	Net realized loss on futures contracts	(2,611)	Net unrealized appreciation on futures contracts	$3,885
Futures	Interest	Net realized loss on futures contracts	(481)	Net unrealized appreciation on futures contracts	6,947
			$(3,064)		$11,346

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$182
Futures	Equity	Unrealized appreciation[1]	17,157	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	8,348	Unrealized depreciation[1]	—
			$25,505		$182

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$420	Net unrealized depreciation on futures contracts	$(182)
Futures	Equity	Net realized loss on futures contracts	(43,889)	Net unrealized appreciation on futures contracts	$8,940
Futures	Interest	Net realized loss on futures contracts	(5,864)	Net unrealized appreciation on futures contracts	17,157
			$(49,333)		$25,915

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized (depreciation) appreciation on unaffiliated investments.

168     American Funds Insurance Series

Collateral – Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Goldman Sachs	$525	$—	$—	$(330)	$195

New World Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$37	$(28)	$—	$—	$9
Goldman Sachs	82	—	—	(82)	—
HSBC Bank	85	(23)	—	—	62
JPMorgan Chase	128	(2)	(126)	—	—
Morgan Stanley	24	—	—	—	24
Total	$356	$(53)	$(126)	$(82)	$95
Liabilities:
Citibank	$28	$(28)	$—	$—	$—
HSBC Bank	23	(23)	—	—	—
JPMorgan Chase	2	(2)	—	—	—
Total	$53	$(53)	$—	$—	$—

See end of tables for footnote.

American Funds Insurance Series     169

Global Growth and Income Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$351	$—	$—	$(280)	$71

Global Balanced Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$42	$(42)	$—	$—	$—
Goldman Sachs	44	(9)	—	—	35
HSBC Bank	26	(18)	—	—	8
JPMorgan Chase	84	(32)	—	—	52
UBS AG	18	—	—	—	18
Total	$214	$(101)	$—	$—	$113
Liabilities:
Bank of America, N.A.	$2	$—	$—	$—	$2
Bank of New York Mellon	14	—	—	—	14
Citibank	46	(42)	—	—	4
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	18	(18)	—	—	—
JPMorgan Chase	32	(32)	—	—	—
Morgan Stanley	11	—	—	—	11
Total	$132	$(101)	$—	$—	$31

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$781	$(412)	$(369)	$—	$—
Citibank	443	(443)	—	—	—
Goldman Sachs	3,183	(770)	—	(1,460)	953
HSBC Bank	107	(107)	—	—	—
JPMorgan Chase	380	(33)	—	—	347
Morgan Stanley	247	(247)	—	—	—
Total	$5,141	$(2,012)	$(369)	$(1,460)	$1,300
Liabilities:
Bank of America, N.A.	$412	$(412)	$—	$—	$—
Citibank	3,658	(443)	(2,831)	—	384
Goldman Sachs	770	(770)	—	—	—
HSBC Bank	3,431	(107)	(1,748)	—	1,576
JPMorgan Chase	33	(33)	—	—	—
Morgan Stanley	6,108	(247)	(4,788)	—	1,073
Total	$14,412	$(2,012)	$(9,367)	$—	$3,033

170     American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$307	$(50)	$(257)	$—	$—
Citibank	3,149	(1,670)	—	(1,479)	—
Goldman Sachs	1,928	(304)	—	(1,370)	254
HSBC Bank	822	(822)	—	—	—
JPMorgan Chase	5,495	(1,593)	(3,646)	—	256
Morgan Stanley	585	(585)	—	—	—
UBS AG	202	—	—	—	202
Total	$12,488	$(5,024)	$(3,903)	$(2,849)	$712
Liabilities:
Bank of America, N.A.	$50	$(50)	$—	$—	$—
Bank of New York Mellon	446	—	(319)	—	127
Citibank	1,670	(1,670)	—	—	—
Goldman Sachs	304	(304)	—	—	—
HSBC Bank	842	(822)	(20)	—	—
JPMorgan Chase	1,593	(1,593)	—	—	—
Morgan Stanley	665	(585)	—	—	80
Total	$5,570	$(5,024)	$(339)	$—	$207

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains, amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series      171

Additional tax basis disclosures for each fund as of December 31, 2018, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
Gross unrealized appreciation on
investments	1,604,496	696,725	7,325,355	1,447,585	450,625	1,466,280
Gross unrealized depreciation on
investments	(343,672)	(384,458)	(869,582)	(1,024,206)	(275,197)	(755,225)
Net unrealized (depreciation) appreciation
on investments	1,260,824	312,267	6,455,773	423,379	175,428	711,055
Cost of investments	4,226,092	3,337,191	16,951,703	8,572,537	2,824,343	7,306,978
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	—	—	(1)	—	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	—	—	1,278,077	353
Capital loss carryforward*	—	—	—	(13,776)	—	—
Capital loss carryforward utilized	—	—	4,708	—	—	—
Gross unrealized appreciation on
investments	301,662	6,581,607	116,642	32,592	4,196,275	44,069
Gross unrealized depreciation on
investments	(116,841)	(2,100,241)	(148,050)	(55,480)	(1,720,590)	(20,622)
Net unrealized (depreciation) appreciation
on investments	184,821	4,481,366	(31,408)	(22,888)	2,475,685	23,447
Cost of investments	1,627,461	25,359,635	1,364,854	703,065	20,793,720	345,242
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	(1)	—	—	—	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	—	(52,033)
Gross unrealized appreciation on
investments	101,569	34,171	—	4,698	6	51,575
Gross unrealized depreciation on
investments	(219,353)	(80,326)	(114,581)	(4,505)	(14)	(47,613)
Net unrealized (depreciation) appreciation
on investments	(117,784)	(46,155)	(114,581)	193	(8)	3,962
Cost of investments	11,073,859	2,180,987	1,301,010	346,647	306,754	3,153,546
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	(1)	—	—	—	—

172     American Funds Insurance Series

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$2,543	$2,983	$5,577	$6,359	$62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
Gross unrealized appreciation on
investments	10	297	—	884	49
Gross unrealized depreciation on
investments	(12,447)	(14,600)	(26,939)	(27,155)	(61,453)
Net unrealized (depreciation) appreciation
on investments	(12,437)	(14,303)	(26,939)	(26,271)	(61,404)
Cost of investments	354,269	163,484	362,023	1,897,770	2,593,652

*	Capital loss carryforwards will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,611	$134,884	$163,495	$16,830	$55,298	$72,128
Class 1A*	47	273	320	15	16	31
Class 2	41,238	251,323	292,561	24,835	114,893	139,728
Class 4	2,414	16,024	18,438	1,062	3,889	4,951
Total	$72,310	$402,504	$474,814	$42,742	$174,096	$216,838

Global Small Capitalization Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,329	$55,968	$77,297	$10,151	$—	$10,151
Class 1A*	4	12	16	1	—	1
Class 2	26,294	86,037	112,331	10,597	—	10,597
Class 4	1,456	5,035	6,491	270	—	270
Total	$49,083	$147,052	$196,135	$21,019	$—	$21,019

Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$88,940	$792,865	$881,805	$75,247	$713,987	$789,234
Class 1A*	76	634	710	15	63	78
Class 2	117,331	1,515,757	1,633,088	110,909	1,409,266	1,520,175
Class 3	1,723	20,248	21,971	1,601	18,484	20,085
Class 4	6,414	104,527	110,941	4,893	53,128	58,021
Total	$214,484	$2,434,031	$2,648,515	$192,665	$2,194,928	$2,387,593

See end of tables for footnotes.

American Funds Insurance Series     173

International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$174,418	$165,915	$340,333	$70,384	$49,783	$120,167
Class 1A*	156	140	296	17	3	20
Class 2	136,977	146,986	283,963	53,513	46,642	100,155
Class 3	887	970	1,857	396	331	727
Class 4	9,465	10,556	20,021	3,025	1,066	4,091
Total	$321,903	$324,567	$646,470	$127,335	$97,825	$225,160

New World Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,450	$54,023	$75,473	$21,960	$—	$21,960
Class 1A*	24	50	74	6	—	6
Class 2	8,194	26,593	34,787	9,149	—	9,149
Class 4	3,419	12,659	16,078	3,016	—	3,016
Total	$33,087	$93,325	$126,412	$34,131	$—	$34,131

Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$232,769	$299,947	$532,716	$140,306	$170,748	$311,054
Class 1A*	120	135	255	12	5	17
Class 2	134,358	186,318	320,676	82,680	113,013	195,693
Class 4	13,348	16,620	29,968	4,917	5,605	10,522
Total	$380,595	$503,020	$883,615	$227,915	$289,371	$517,286

Global Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,289	$31,541	$47,830	$10,516	$7,109	$17,625
Class 1A*	28	53	81	2	—	2
Class 2	40,436	90,173	130,609	30,799	26,178	56,977
Class 4	2,682	5,789	8,471	1,478	405	1,883
Total	$59,435	$127,556	$186,991	$42,795	$33,692	$76,487

174     American Funds Insurance Series

Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$341,172	$1,049,641	$1,390,813	$250,221	$884,958	$1,135,179
Class 1A*	124	344	468	24	16	40
Class 2	241,470	886,942	1,128,412	195,450	853,292	1,048,742
Class 3	2,907	10,337	13,244	2,421	10,140	12,561
Class 4	15,471	58,501	73,972	9,973	36,513	46,486
Total	$601,144	$2,005,765	$2,606,909	$458,089	$1,784,919	$2,243,008

International Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,476	$—	$28,476	$25,860	$—	$25,860
Class 1A*	44	—	44	14	—	14
Class 2	5,865	—	5,865	5,714	—	5,714
Class 4	1,597	—	1,597	1,184	—	1,184
Total	$35,982	$—	$35,982	$32,772	$—	$32,772

Capital Income Builder

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,421	$617	$10,038	$6,303	$—	$6,303
Class 1A*	66	3	69	8	—	8
Class 2	90	6	96	23	—	23
Class 4	9,550	762	10,312	7,676	—	7,676
Total	$19,127	$1,388	$20,515	$14,010	$—	$14,010

Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$386,982	$666,856	$1,053,838	$287,347	$666,425	$953,772
Class 1A*	147	263	410	50	70	120
Class 2	103,332	210,133	313,465	84,847	241,077	325,924
Class 3	686	1,413	2,099	601	1,646	2,247
Class 4	69,096	148,867	217,963	47,458	145,207	192,665
Total	$560,243	$1,027,532	$1,587,775	$420,303	$1,054,425	$1,474,728

See end of tables for footnotes.

American Funds Insurance Series     175

Global Balanced Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$1,808	$1,346	$3,154	$1,298		$2,309		$3,607
Class 1A*	30	25	55	3		5		8
Class 2	2,555	2,290	4,845	2,516		5,414		7,930
Class 4	804	842	1,646	582		1,195		1,777
Total	$5,197	$4,503	$9,700	$4,399		$8,923		$13,322

Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$156,337	$8,915	$165,252	$211,473		$25,594		$237,067
Class 1A*	76	4	80	19		1		20
Class 2	88,266	5,217	93,483	119,175		15,280		134,455
Class 4	8,153	453	8,606	5,958		441		6,399
Total	$252,832	$14,589	$267,421	$336,625		$41,316		$377,941

Global Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$25,210	$3,256	$28,466	$14,181		$103		$14,284
Class 1A*	9	1	10	—	†	—	†	—	†
Class 2	23,308	3,412	26,720	11,033		99		11,132
Class 4	816	118	934	196		1		197
Total	$49,343	$6,787	$56,130	$25,410		$203		$25,613

High-Income Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$34,114	$—	$34,114	$43,976		$—		$43,976
Class 1A*	40	—	40	12		—		12
Class 2	43,382	—	43,382	51,640		—		51,640
Class 3	664	—	664	805		—		805
Class 4	1,733	—	1,733	1,981		—		1,981
Total	$79,933	$—	$79,933	$98,414		$—		$98,414

Mortgage Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$4,938	$—	$4,938	$5,106		$1,186		$6,292
Class 1A*	15	—	15	2		—	†	2
Class 2	1,128	—	1,128	1,025		262		1,287
Class 4	424	—	424	165		39		204
Total	$6,505	$—	$6,505	$6,298		$1,487		$7,785

176     American Funds Insurance Series

Ultra-Short Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$561	$—	$561	$184	$—	$184
Class 1A*	—	—	—	—	—	—
Class 2	2,762	—	2,762	697	—	697
Class 3	41	—	41	15	—	15
Class 4	153	—	153	10	—	10
Total	$3,517	$—	$3,517	$906	$—	$906

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$29,881	$—	$29,881	$23,690	$—	$23,690
Class 1A*	29	—	29	1	—	1
Class 2	24,431	—	24,431	19,498	—	19,498
Class 3	165	—	165	141	—	141
Class 4	1,313	—	1,313	663	—	663
Total	$55,819	$—	$55,819	$43,993	$—	$43,993

Managed Risk Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$14	$135	$149	$7	$22	$29
Class P2	1,397	20,395	21,792	727	4,120	4,847
Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$8	$1	$9	$1	$1	$2
Class P2	2,681	738	3,419	899	1,402	2,301
Total	$2,689	$739	$3,428	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$15	$7	$22	$4	$3	$7
Class P2	11,391	12,112	23,503	5,157	5,565	10,722
Total	$11,406	$12,119	$23,525	$5,161	$5,568	$10,729

See end of tables for footnotes.

American Funds Insurance Series     177

Managed Risk Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$42	$122	$164	$19	$73	$92
Class P2	2,374	9,814	12,188	1,848	7,653	9,501
Total	$2,416	$9,936	$12,352	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$31,787	$66,960	$98,747	$11,453	$13,811	$25,264
Class P2	36,816	107,405	144,221	20,269	24,931	45,200
Total	$68,603	$174,365	$242,968	$31,722	$38,742	$70,464

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

178     American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on daily net assets in excess of $13 billion for Bond Fund. During the year ended December 31, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% and 0.410% on daily net assets in excess of $600 million and $1 billion, respectively, for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $2,789,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2018,	2018,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.606	.606
Capital Income Builder	.500		all		.500	.496
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.531	.531
High-Income Bond Fund	.500	.420	.6	2.0	.472	.472
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.339	.339
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series     179

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investors. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the series and CRMC provides each fund, other than the managed risk funds, the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently all share classes pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above). For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$211
Class 1A	$—	$10	—	*
Class 2	9,707	Not applicable	388
Class 4	623	623	25
Total class-specific expenses	$10,330	$633	$624
Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$164
Class 1A	$—	$1	—	*
Class 2	6,093	Not applicable	244
Class 4	366	366	15
Total class-specific expenses	$6,459	$367	$423

180     American Funds Insurance Series

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$864
Class 1A	$—	$17	1
Class 2	39,441	Not applicable	1,578
Class 3	386	Not applicable	21
Class 4	2,733	2,733	109
Total class-specific expenses	$42,560	$2,750	$2,573

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$4	—	*
Class 2	2,430	Not applicable	97
Class 4	1,159	1,160	46
Total class-specific expenses	$3,589	$1,164	$339

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$51
Class 1A	$—	$2	—	*
Class 2	3,617	Not applicable	145
Class 4	231	231	9
Total class-specific expenses	$3,848	$233	$205

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$5	—	*
Class 2	662	Not applicable	27
Class 4	178	178	7
Total class-specific expenses	$840	$183	$146
International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$510
Class 1A	$—	$10	—	*
Class 2	10,932	Not applicable	437
Class 3	52	Not applicable	3
Class 4	780	780	31
Total class-specific expenses	$11,764	$790	$981

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$544
Class 1A	$—	$6	—	*
Class 2	8,330	Not applicable	333
Class 4	788	788	32
Total class-specific expenses	$9,118	$794	$909

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,657
Class 1A	$—	$13	1
Class 2	34,335	Not applicable	1,373
Class 3	292	Not applicable	16
Class 4	2,287	2,287	92
Total class-specific expenses	$36,914	$2,300	$3,139

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$6	—	*
Class 2	7	Not applicable	1
Class 4	878	878	35
Total class-specific expenses	$885	$884	$65

See end of tables for footnotes.

American Funds Insurance Series     181

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,688
Class 1A	$—	$15	1
Class 2	13,103	Not applicable	524
Class 3	63	Not applicable	3
Class 4	9,339	9,339	374
Total class-specific expenses	$22,505	$9,354	$2,590

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$628
Class 1A	$—	$6	—	*
Class 2	9,391	Not applicable	376
Class 4	829	829	33
Total class-specific expenses	$10,220	$835	$1,037

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$59
Class 1A	$—	$1	—	*
Class 2	1,847	Not applicable	74
Class 3	21	Not applicable	1
Class 4	85	85	3
Total class-specific expenses	$1,953	$86	$137

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$—	—	*
Class 2	599	Not applicable	24
Class 3	7	Not applicable	—	*
Class 4	37	37	2
Total class-specific expenses	$643	$37	$30
Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$3	—	*
Class 2	516	Not applicable	21
Class 4	164	164	6
Total class-specific expenses	$680	$167	$38

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$1	—	*
Class 2	2,805	Not applicable	112
Class 4	96	96	4
Total class-specific expenses	$2,901	$97	$228

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$25
Class 1A	$—	$1	—	*
Class 2	151	Not applicable	6
Class 4	40	41	1
Total class-specific expenses	$191	$42	$32

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$151
Class 1A	$—	$2	—	*
Class 2	3,520	Not applicable	141
Class 3	17	Not applicable	1
Class 4	169	169	7
Total class-specific expenses	$3,706	$171	$300

182     American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$6
Class P2	$803	803
Total class-specific expenses	$803	$809

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$—	*
Class P2	$883	883
Total class-specific expenses	$883	$883

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,153
Class P2	$6,862	6,862
Total class-specific expenses	$6,862	$11,015

*Amount less than one thousand.

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$—	*
Class P2	$389	389
Total class-specific expenses	$389	$389

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$167
Class P2	$564	564
Total class-specific expenses	$564	$731

American Funds Insurance Series       183

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of		Total trustees’
Fund	Current fees	deferred amounts		compensation
Global Growth Fund	$36	$1		$37
Global Small Capitalization Fund	24	1		25
Growth Fund	145	5		150
International Fund	56	2		58
New World Fund	19	1		20
Blue Chip Income and Growth Fund	51	2		53
Global Growth and Income Fund	12	—	*	12
Growth-Income Fund	176	6		182
International Growth and Income Fund	8	—	*	8
Capital Income Builder	3	—	*	3
Asset Allocation Fund	146	4		150
Global Balanced Fund	2	—	*	2
Bond Fund	59	2		61
Global Bond Fund	13	—	*	13
High-Income Bond Fund	8	—	*	8
Mortgage Fund	2	—	*	2
Ultra-Short Bond Fund	2	—	*	2
U.S. Government/AAA-Rated Securities Fund	17	1		18
Managed Risk Growth Fund	2	—	*	2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	—	*	2
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	25	1		26

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Other expenses – The amounts of $(18,000), $(9,000) and $(1,637,000) for other expenses for Managed Risk International Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, respectively, are due to over accruals of prior year expenses.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

184       American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Growth Fund	$34,488	$66,699
Global Small Capitalization Fund	27,363	116,375
Growth Fund	477,334	479,509
International Fund	147,908	108,039
New World Fund	33,742	113,253
Blue Chip Income and Growth Fund	110,841	190,265
Global Growth and Income Fund	19,946	54,312
Growth-Income Fund	391,036	317,478
International Growth and Income Fund	32,881	5,821
Capital Income Builder	8,337	2,999
Asset Allocation Fund	168,410	394,146
Global Balanced Fund	3,988	1,162
Bond Fund	45,398	583,734
Global Bond Fund	4,043	9,876
High-Income Bond Fund	22,019	22,312
Mortgage Fund	—	—
Ultra-Short Bond Fund	—	—
U.S. Government/AAA-Rated Securities Fund	—	—
Managed Risk Growth Fund	—	—
Managed Risk International Fund	—	—
Managed Risk Blue Chip Income and Growth Fund	—	—
Managed Risk Growth-Income Fund	—	—
Managed Risk Asset Allocation Fund	—	—

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2018.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund
			Reinvestments of				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Year ended December 31, 2017
Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

See end of tables for footnotes.

American Funds Insurance Series     185

Global Small Capitalization Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$138,128	5,551	$76,990	2,920		$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1		(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349		(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249		(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519		$(486,971)	(19,348)	$(49,079)	(1,969)

Year ended December 31, 2017
Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Growth Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$1,574,676	19,928	$879,237	11,221		$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9		(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970		(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279		(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441		(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920		$(3,727,328)	(46,898)	$1,071,109	14,365

Year ended December 31, 2017
Class 1	$505,734	6,906	$786,807	11,094		$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$(34,343)	969

186     American Funds Insurance Series

International Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$987,191	47,885	$339,738	16,682		$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14		(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909		(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91		(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990		(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686		$(970,991)	(46,668)	$1,245,386	60,783

Year ended December 31, 2017
Class 1	$760,186	38,348	$119,937	5,881		$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072		$(1,238,102)	(62,270)	$133,019	6,273

New World Fund
			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$169,684	6,947	$75,282	3,139		$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3		(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456		(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674		(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272		$(416,696)	(17,281)	$92,573	3,922

Year ended December 31, 2017
Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

See end of tables for footnotes.

American Funds Insurance Series     187

Blue Chip Income and Growth Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135		$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19		(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381		(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200		(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735		$(1,030,860)	(71,662)	$265,984	21,972

Year ended December 31, 2017
Class 1	$458,480	32,688	$309,238	21,989		$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$105,981	7,092	$45,562	3,107		$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6		(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898		(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586		(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597		$(271,314)	(17,836)	$90,220	6,582

Year ended December 31, 2017
Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Growth-Income Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742		$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10		(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770		(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264		(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507		(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293		$(3,352,085)	(65,887)	$2,175,138	46,958

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

188     American Funds Insurance Series

International Growth and Income Fund

			Reinvestments of				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder

			Reinvestments of
	Sales[1]		distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Year ended December 31, 2017
Class 1	$84,130	8,355	$6,303	622	$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

See end of tables for footnotes.

American Funds Insurance Series     189

Asset Allocation Fund

			Reinvestments of				Net (decrease)
	Sales[1]		distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund

			Reinvestments of				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Year ended December 31, 2017
Class 1	$22,241	1,783	$3,607	285	$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$(28,469)	(2,354)	$63,483	5,068

Bond Fund

			Reinvestments of				Net (decrease)
	Sales[1]		distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Year ended December 31, 2017
Class 1	$967,669	88,718	$235,240	21,678	$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21	2	(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455	12,545	(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398	597	(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114	34,822	$(1,920,275)	(175,293)	$(223,341)	(19,008)

190     American Funds Insurance Series

Global Bond Fund

			Reinvestments of						Net (decrease)
	Sales[1]		distributions				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$126,990	10,666	$28,466		2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10		1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720		2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934		84		(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130		4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

High-Income Bond Fund

			Reinvestments of						Net (decrease)
	Sales[1]		distributions				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$15,126	1,484	$34,114		3,526		$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40		5		(365)	(36)	296	30
Class 2	12,354	1,231	43,383		4,563		(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664		68		(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733		168		(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934		8,330		$(305,441)	(29,859)	$(144,120)	(13,827)

Year ended December 31, 2017
Class 1	$43,584	4,162	$43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

See end of tables for footnotes.

American Funds Insurance Series     191

Mortgage Fund

			Reinvestments of						Net (decrease)
	Sales[1]		distributions				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$17,819	1,730	$4,658		457		$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15		2		(111)	(11)	636	62
Class 2	4,682	456	1,128		111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424		41		(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225		611		$(87,334)	(8,476)	$(43,561)	(4,205)

Year ended December 31, 2017
Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$2,570	264

Ultra-Short Bond Fund

			Reinvestments of						Net (decrease)
	Sales[1]		distributions				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	[3]	—	[3]	—	—	— [3]	— [3]
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

Year ended December 31, 2017
Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

192     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

			Reinvestments of					Net (decrease)
	Sales[1]		distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$67,360	5,655	$29,446	2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383	4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Year ended December 31, 2017
Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Managed Risk Growth Fund

			Reinvestment of
	Sales[1]		distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class P1	$1,861	140	$150	11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942	1,669		$(21,793)	(1,639)	$81,200	6,195

Year ended December 31, 2017
Class P1	$836	70	$29	2		$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund

			Reinvestments of					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class P1	$321	30	$9	1		$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323		(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324		$(13,577)	(1,244)	$23,257	2,150

Year ended December 31, 2017
Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

See end of tables for footnotes.

American Funds Insurance Series     193

Managed Risk Blue Chip Income and Growth Fund

			Reinvestments of				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Year ended December 31, 2017
Class P1	$59	5	$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund

			Reinvestments of
	Sales[1]		distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

Year ended December 31, 2017
Class P1	$1,093	92	$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474	$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Managed Risk Asset Allocation Fund

			Reinvestments of				Net (decrease)
	Sales[1]		distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

Year ended December 31, 2017
Class P1	$264,545	20,631	$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

194     American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2018 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,467,874	$1,662,024	$8,417,701	$3,211,601	$1,739,953	$4,319,816
Sales of investment securities*	1,724,252	2,030,293	9,996,481	2,598,799	2,109,957	4,791,714
Non-U.S. taxes (refunded) paid on interest income	—	—	—	—	43	—
Non-U.S. taxes (refunded) paid on realized gains	—	12	—	(45)	112	—
Non-U.S. taxes provided on unrealized gains	746	931	—	3,872	684	—
Dividend income from affiliated issuers	—	437	—	—	—	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$956,577	$11,487,304	$556,700	$605,766	$18,403,385	$204,201
Sales of investment securities*	1,040,568	12,435,378	512,739	476,357	19,811,470	172,949
Non-U.S. taxes (refunded) paid on interest income	—	—	(8)	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	3	—	6	—	—	23
Non-U.S. taxes provided on unrealized gains	—	—	271	—	126	27
Dividend income from affiliated issuers	—	3,182	—	—	562	—
Interest income from affiliated issuers	—	—	—	—	2,196	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$44,757,939	$2,355,671	$880,471	$2,407,428	$—	$11,220,878
Sales of investment securities*	45,098,034	2,481,042	976,663	2,426,692	—	11,103,888
Non-U.S. taxes (refunded) paid on interest income	7	396	(2)	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(196)	578	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	368	—	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$109,572	$39,805	$64,381	$1,669,137	$ 504,021
Sales of investment securities*	21,960	11,908	38,201	47,528	1,854,151
Dividend income from affiliated issuers	3,340	3,202	7,264	4,163	80,687

*Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At December 31, 2018, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 36% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 22% and 11% of the outstanding shares of Global Balanced Fund and Asset Allocation Fund, respectively.

American Funds Insurance Series     195

Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund
Class 1:
12/31/2018	$30.51	$.29		$(2.65)	$(2.36)	$(.28)	$(2.13)	$(2.41)	$25.74	(8.81)%	$1,942.55%				.98%
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010.55				.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630.56				1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626.55				.90
12/31/2014	30.11	.31	[2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558.55				1.08	[2]
Class 1A:
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5.80				.77
12/31/2017[3,4]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2.80			[6]	.39	[6]
Class 2:
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306.80				.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012.80				.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483.81				.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817.80				.66
12/31/2014	29.92	.24	[2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80				.85	[2]
Class 4:
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/2014	30.07	.07	[2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26	[2]

Global Small Capitalization Fund
Class 1:
12/31/2018	$25.38	$.11		$(2.51)	$(2.40)	$(.09)	$(1.14)	$(1.23)	$21.75	(10.31)%	$1,453.73%				.42%
12/31/2017	20.24	.12		5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639.73				.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532.74				.57
12/31/2015	26.09	.04		.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706.73				.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411.74				.34
Class 1A:
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08		4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35	[6]
Class 2:
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056.98				.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551.98				.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303.99				.31
12/31/2015	25.64	(.03)		.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492.98				(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99				.10
Class 4:
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	—	[8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		—	[9]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)

196     American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund
Class 1:
12/31/2018	$77.85	$.64		$.25	$.89	$(.54)	$(8.24)	$(8.78)	$69.96	(.01)%	$8,474.34%			.81%
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62		8,100.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796.35		.87
12/31/2014	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118.35		1.12	[2]
Class 1A:
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)		10.59		.60
12/31/2017[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]		3.59	[6]	.47	[6]
Class 2:
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)		13,701.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28		15,716.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414.60		.62
12/31/2014	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413.60		.87	[2]
Class 3:
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)		187.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39		212.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194.53		.69
12/31/2014	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208.53		.94	[2]
Class 4:
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)		1,076.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99		954.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394.85		.42
12/31/2014	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24.85		.47	[2]

See end of tables for footnotes.

American Funds Insurance Series     197

Financial highlights (continued)

		(Loss) income from
		investment operations[1]				Dividends and distributions
				Net (losses)
				gains on										Ratio of
	Net asset	Net		securities		Dividends		Total	Net asset			Ratio of		net income
	value,	investment		(both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses		(loss)
	beginning	income		realized and	investment	investment	(from capital	and	end	Total	end of period	to average		to average
Period ended	of period	(loss)		unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	net assets		net assets

International Fund
Class 1:
12/31/2018	$21.71	$.34		$(2.97)	$(2.63)	$(.40)	$(1.02)	$(1.42)	$17.66	(12.94)%	$4,811.53%			1.62%
12/31/2017	16.82	.26		5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014.53			1.33
12/31/2016	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652.54			1.57
12/31/2015	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427.54			1.41
12/31/2014	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282.54			1.43
Class 1A:
12/31/2018	21.67	.27		(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5.78			1.32
12/31/2017[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2.77		[6]	.43	[6]
Class 2:
12/31/2018	21.63	.29		(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875.78			1.40
12/31/2017	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422.78			1.10
12/31/2016	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710.79			1.35
12/31/2015	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978.79			1.17
12/31/2014	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79			1.19
Class 3:
12/31/2018	21.75	.31		(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24.71			1.48
12/31/2017	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31.71			1.17
12/31/2016	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27.72			1.42
12/31/2015	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32.72			1.24
12/31/2014	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72			1.28
Class 4:
12/31/2018	21.42	.23		(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31

New World Fund
Class 1:
12/31/2018	$25.30	$.27		$(3.65)	$(3.38)	$(.27)	$(.67)	$(.94)	$20.98	(13.83)%	$1,702.77%			1.11%
12/31/2017	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050.77			1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743.78			1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562.79			.92
12/31/2014	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433.78			1.23	[2]
Class 1A:
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72[5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[2]
Class 4:
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[2]

198     American Funds Insurance Series

		(Loss) income from
		investment operations[1]				Dividends and distributions
				Net (losses)
				gains on											Ratio of
	Net asset	Net		securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment		(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses		(loss)
	beginning	income		realized and	investment	investment	(from capital	and	end	Total	end of period		to average		to average
Period ended	of period	(loss)		unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)		net assets		net assets

Blue Chip Income and Growth Fund
Class 1:
12/31/2018	$14.96	$.31		$(1.44)	$(1.13)	$(.31)	$(1.14)	$(1.45)	$12.38	(8.45)%	$4,810.41%				2.13%
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581.41				2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099.41				2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638.41				2.23
12/31/2014	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542.42				3.31	[2]
Class 1A:
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3.66				1.84
12/31/2017[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1.65			[6]	2.01	[6]
Class 2:
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850.66				1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551.66				2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412.66				2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228.66				1.97
12/31/2014	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67				3.14	[2]
Class 4:
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368.91				1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247.91				1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132.91				1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32.91				1.75
12/31/2014	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92				2.33	[2]

Global Growth and Income Fund
Class 1:
12/31/2018	$15.81	$.29		$(1.62)	$(1.33)	$(.28)	$(1.18)	$(1.46)	$13.02	(9.36)%	$492.63%				1.94%
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485.63				2.43
12/31/2016	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571.63				2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293.64				2.79
12/31/2014	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200.63				3.34	[2]
Class 1A:
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1.88				1.74
12/31/2017[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228.88				1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538.88				2.11
12/31/2016	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405.88				1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479.89				1.73
12/31/2014	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88				3.22	[2]
Class 4:
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]

See end of tables for footnotes.

American Funds Insurance Series     199

Financial highlights (continued)

(Loss) income from
investment operations[1]	Dividends and distributions
Net (losses)
gains on	Ratio of
Net asset	Net	securities	Dividends	Total	Net asset	Ratio of	net income
value,	investment	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	(loss)
beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	to average	to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	net assets	net assets

Growth-Income Fund
Class 1:
12/31/2018	$50.22	$.84	$(1.25)	$(.41)	$(.84)	$(3.58)	$(4.42)	$45.39	(1.55)%	$16,783.28%	1.65%
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765.28	1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588.29	1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747.29	1.59
12/31/2014	50.72	.81	4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812.29	1.56
Class 1A:
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7.53	1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83[5]	2.52	[6]	1.41	[6]
Class 2:
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035.53	1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930.53	1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854.54	1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895.54	1.34
12/31/2014	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54	1.31
Class 3:
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140.46	1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168.46	1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156.47	1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161.47	1.41
12/31/2014	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47	1.38
Class 4:
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899.78	1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827.78	1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495.79	1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410.79	1.25
12/31/2014	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79	1.11

International Growth and Income Fund
Class 1:
12/31/2018	$17.72	$.45	$(2.39)	$(1.94)	$(.43)	$—	$(.43)	$15.35	(11.00)%	$1,034.65%	2.62%
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121.66	2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820.68	2.93
12/31/2015	16.27	.42	(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707.68	2.60
12/31/2014	17.48	.58[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740.68	3.32[2]
Class 1A:
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2.90	2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36	[5]	2.91	[6]	1.99	[6]
Class 2:
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230.90	2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276.91	2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244.93	2.72
12/31/2015	16.22	.38	(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254.93	2.32
12/31/2014	17.43	.56[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93	3.21	[2]
Class 4:
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16	2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18	2.43
12/31/2015	16.19	.33	(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18	2.02
12/31/2014	17.45	.26[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18	1.52	[2]

200     American Funds Insurance Series

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on										Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			Ratio of		net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses		(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	to average		to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	net assets		net assets

Capital Income Builder
Class 1:
12/31/2018	$10.40	$.31	$(1.00)	$(.69)	$(.32)	$(.02)	$(.34)	$9.37	(6.77)%	$317.54%			3.08%
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254.54			3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156.54			3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80.56			2.88
12/31/2014[3,10]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20.56		[6]	2.87	[6]
Class 1A:
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2.79			2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1.79		[6]	2.63	[6]
Class 2:
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4.79			2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1.79			2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[11]	—[7]	.46	[11]	3.12	[11]
12/31/2014[3,10]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338	1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256	1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157	1.05		2.55
12/31/2014[3,10]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21) [5]	55	1.06	[6]	2.08	[6]

Asset Allocation Fund
Class 1:
12/31/2018	$23.71	$.48	$(1.43)	$(.95)	$(.44)	$(1.03)	$(1.47)	$21.29	(4.35)%	$14,627.28%			2.04%
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556.29			1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008.29			1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913.29			1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997.30			1.95
Class 1A:
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7.53			1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78[5]	4.53		[6]	1.69	[6]
Class 2:
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668.53			1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480.54			1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144.54			1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008.54			1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55			1.69
Class 3:
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29.46			1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38.47			1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35.47			1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36.47			1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48			1.76
Class 4:
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594.78			1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582.79			1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861.79			1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414.79			1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80			1.55

See end of tables for footnotes.

American Funds Insurance Series     201

Financial highlights (continued)

		(Loss) income from
		investment operations[1]				Dividends and distributions
				Net (losses)
				gains on											Ratio of
	Net asset	Net		securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment		(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses		(loss)
	beginning	income		realized and	investment	investment	(from capital	and	end	Total	end of period		to average		to average
Period ended	of period	(loss)		unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)		net assets		net assets

Global Balanced Fund
Class 1:
12/31/2018	$12.75	$.23		$(.96)	$(.73)	$(.20)	$(.15)	$(.35)	$11.67	(5.81)%	$110.72%				1.82%
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93.72				1.68
12/31/2016	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64.72				1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47.72				1.80
12/31/2014	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37.71				2.14	[2]
Class 1A:
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2.98				1.44
12/31/2017[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185.97				1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210.96				1.43
12/31/2016	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178.97				1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171.97				1.60
12/31/2014	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96				1.88	[2]
Class 4:
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]

Bond Fund
Class 1:
12/31/2018	$10.82	$.29		$(.35)	$(.06)	$(.28)	$(.01)	$(.29)	$10.47	(.45)%	$5,962.38%				2.70%
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434.38				2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829.38				1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731.38				1.95
12/31/2014	10.73	.23		.37	.60	(.25)	— [8]	(.25)	11.08	5.59	4,977.39				2.03
Class 1A:
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3.63				2.50
12/31/2017[3,4]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1.62			[6]	2.01	[6]
Class 2:
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524.63				2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966.63				1.94
12/31/2016	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959.63				1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135.63				1.69
12/31/2014	10.61	.20		.36	.56	(.22)	— [8]	(.22)	10.95	5.28	4,565.64				1.79
Class 4:
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366.88				2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297.88				1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102.88				1.41
12/31/2015	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59.88				1.47
12/31/2014	10.69	.16		.39	.55	(.23)	— [8]	(.23)	11.01	5.15	29.89				1.43

202     American Funds Insurance Series

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on											Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses		(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period		to average		to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)		net assets		net assets

Global Bond Fund
Class 1:
12/31/2018	$11.88	$30	$(.44)	$(.14)	$(.28)	$(.04)	$(.32)	$11.42	(1.14)%	$1,015.57%				2.56%
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273.56				2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115.57				2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032.57				2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194.57				2.35
Class 1A:
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1.82				2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032.82				2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164.81				2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121.82				2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208.82				2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82				2.11
Class 4:
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

High-Income Bond Fund
Class 1:
12/31/2018	$10.19	$.64	$(.84)	$(.20)	$(.65)	$—	$(.65)	$9.34	(2.15)%	$501.50%				6.32%
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632.49				5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949.49				6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017.48				6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017.48				5.90
Class 1A:
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1.75				6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661.75				6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776.74				5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799.74				5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765.73				5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73				5.67
Class 3:
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10.68				6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12.67				5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13.67				5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12.66				5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66				5.74
Class 4:
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34.99				5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21.99				5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1.98				5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49

See end of tables for footnotes.

American Funds Insurance Series     203

Financial highlights (continued)

(Loss) income from
investment operations[1]	Dividends and distributions
Net (losses)
gains on	Ratio of
Net asset	Net	securities	Dividends	Total	Net asset	Ratio of	net income
value,	investment	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	(loss)
beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	to average	to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	net assets	net assets

Mortgage Fund
Class 1:
12/31/2018	$10.47	$.20	$(.14)	$.06	$(.23)	$—	$(.23)	$10.30	.58%	$209.48%	1.97%
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265.47	1.52
12/31/2016	10.61	.15	.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269.46	1.39
12/31/2015	10.70	.10	.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272.45	.89
12/31/2014	10.23	.12	.45	.57	(.10)	—	(.10)	10.70	5.54	292.45	1.12
Class 1A:
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1.73	1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31	[5]	—	[7]	.70	[6]	1.38	[6]
Class 2:
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57.73	1.72
12/31/2017	10.54	.14	(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63.72	1.27
12/31/2016	10.59	.12	.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63.71	1.14
12/31/2015	10.68	.07	.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59.70	.65
12/31/2014	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70	.91
Class 4:
12/31/2018	10.38	.15	(.15)	—	[8]	(.19)	—	(.19)	10.19	.07	24.98	1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12.97	1.03
12/31/2016	10.52	.09	.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8.96	.86
12/31/2015	10.65	.04	.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11.97	.37
12/31/2014	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.94	.47

Ultra-Short Bond Fund
Class 1:
12/31/2018	$11.29	$.18	$—	[8]	$.18	$(.16)	$—	$(.16)	$11.31	1.58%	$37.35%	1.60%
12/31/2017	11.27	.08	(.01)	.07	(.05)	—	(.05)	11.29	.66	37.35	.68
12/31/2016[12]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37.35	.11
12/31/2015	11.28	(.03)	.01	(.02)	—	—	—	11.26	(.18)	39.34	(.24)
12/31/2014	11.31	(.03)	—	(.03)	—	—	—	11.28	(.27)	49.34	(.26)
Class 1A:
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	[11]	—	[7]	.35	[11]	1.60	[11]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67	[5,11]	—	[7]	.34	[6,11]	.69	[6,11]
Class 2:
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247.60	1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249.60	.42
12/31/2016[12]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297.60	(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302.59	(.49)
12/31/2014	11.12	(.06)	—	(.06)	—	—	—	11.06	(.54)	331.59	(.51)
Class 3:
12/31/2018	11.12	.16	(.01)	.15	(.13)	—	(.13)	11.14	1.38	4.53	1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4.53	.50
12/31/2016[12]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4.53	(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6.52	(.42)
12/31/2014	11.21	(.05)	—	(.05)	—	—	—	11.16	(.45)	8.52	(.44)
Class 4:
12/31/2018	11.13	.12	.01	.13	(.11)	—	(.11)	11.15	1.14	18.86	1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15.85	.19
12/31/2016[12]	11.17	(.04)	(.01)	(.05)	—	—	—	11.12	(.45)	13.85	(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16.85	(.74)
12/31/2014	11.30	(.09)	.04	(.05)	—	—	—	11.25	(.44)	7.84	(.77)

204     American Funds Insurance Series

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on											Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,			Net assets,	expenses		(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total		end of period	to average		to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return		(in millions)	net assets		net assets

U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/2018	$12.08	$.24	$(.13)	$.11	$(.25)	$—	$(.25)	$11.94	.91%		$1,445.36%			2.02%
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83			1,558.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44			1,467.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93			1,426.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24			1,723.35		1.24
Class 1A:
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70			1.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7] .58	[6]	1.53	[6]
Class 2:
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73			1,323.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59			1,473.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19			1,503.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59			1,579.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01			1,717.60		1.00
Class 3:
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71			9.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72			10.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24			11.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64			11.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11			13.53		1.08
Class 4:
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50			91.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28			62.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99			57.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29			46.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76			21.85		.50

See end of tables for footnotes.

American Funds Insurance Series     205

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)						Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund
Class P1:
12/31/2018	$13.22	$.11	$(.04)	$.07	$(.10)	$(.89)	$(.99)	$12.30	(.04)%[11]	$3.42%[11]				.37%[11]		.71%[11]		.82%[11]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [11]	2.42			[11]	.36	[11]	.70	[11]	.69	[11]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [11]	1.50			[11]	.34	[11]	.68	[11]	.79	[11]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [11]	—	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/2014	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [11]	—	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
Class P2:
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340.68				.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286.69				.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200.79				.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146.89				.66		1.00		.31
12/31/2014	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79.87				.69		1.02		1.01

Managed Risk International Fund
Class P1:
12/31/2018	$11.25	$.32	$(1.44)	$(1.12)	$(.26)	$(.05)	$(.31)	$9.82	(10.11)%[11]	$—	[7]	.33%[11]		.28%[11]		.77%[11]		3.02%[11]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [11]	—	[7]	.28	[11]	.20	[11]	.69	[11]	1.13	[11]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	—	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[11]	—	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/2014	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[11]	—	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
Class P2:
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151.69				.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148.71				.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97.79				.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83.90				.66		1.17		1.30
12/31/2014	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46.91				.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund
Class P1:
12/31/2018	$13.04	$.40	$(1.27)	$(.87)	$(.45)	$(.44)	$(.89)	$11.28	(6.99)%[11]	$—	[7]	.33%[11]		.28%[11]		.67%[11]		3.21%[11]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [11]	—	[7]	.30	[11]	.25	[11]	.64	[11]	1.59	[11]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	—	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[11]	—	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/2014	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [11]	—	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
Class P2:
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336.68				.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367.68				.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291.79				.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137.89				.66		1.05		1.57
12/31/2014	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98.88				.69		1.08		4.27

Managed Risk Growth-Income Fund
Class P1:
12/31/2018	$12.66	$(.02)	$(.15)	$(.17)	$(.19)	$(.57)	$(.76)	$11.73	(1.66)%[11]	$1,662.40%[11]				.35%[11]		.64%[11]		(.20)%[11]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [11]	2.44			[11]	.37	[11]	.66	[11]	1.61	[11]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1.52			[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[11]	1.56			[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	—	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
Class P2:
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230.69				.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206.70				.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160.79				.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122.89				.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76.87				.69		.96		1.38

206     American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions					Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[13]	Net effective expense ratio[13,14]	Ratio of net income to average net assets[13]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]

Managed Risk Asset Allocation Fund
Class P1:
12/31/2018	$13.59	$.22	$(.80)	$(.58)	$(.25)	$(.53)	$(.78)	$12.23	(4.63)%	$2.37%		.32%	.59%	1.67%
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06		1,656.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712.54	.40	.68	2.06
12/31/2014	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24		277.53	.48	.76	1.04
Class P2:
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)		2,541.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80		2,798.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953.79	.66	.94	1.16
12/31/2014	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91		1,780.79	.73	1.01	1.33

See end of tables for footnotes.

American Funds Insurance Series     207

Portfolio turnover rate for all share classes	Year ended December 31
excluding mortgage dollar roll transactions[15]	2018	2017	2016	2015	2014

Capital Income Builder	42%	59%	41%	38%	24%
Asset Allocation Fund	34	39	43	28	42
Global Balanced Fund	30	28	43	36	40
Bond Fund	98	153	108	141	121
Global Bond Fund	78	74	70	88	134
Mortgage Fund	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	76	120	273	352	88

Portfolio turnover rate for all share classes	Year ended December 31
including mortgage dollar roll transactions, if applicable[15]	2018	2017	2016	2015	2014

Global Growth Fund	25%	31%	27%	29%	22%
Global Small Capitalization Fund	43	33	40	36	28
Growth Fund	35	24	26	20	29
International Fund	29	29	31	37	18
New World Fund	58	56	32	39	36
Blue Chip Income and Growth Fund	49	34	30	26	37
Global Growth and Income Fund	49	41	57	37	28
Growth-Income Fund	39	27	27	25	25
International Growth and Income Fund	38	51	32	35	34
Capital Income Builder Fund	98	88	53	128	35 [5,10]
Asset Allocation Fund	86	85	83	76	88
Global Balanced Fund	51	41	65	76	73
Bond Fund	514	502	375	434	365
Global Bond Fund	125	105	154	159	200
High-Income Bond Fund	67	78	89	66	54
Mortgage Fund	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	446	551	539	901	387
Ultra-Short Bond Fund	— [16]	— [16]	— [12,16]	N/A	N/A
Managed Risk Growth Fund	7	25	15	16	22
Managed Risk International Fund	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	11	32	9	20	22
Managed Risk Growth-Income Fund	14	26	14	11	28
Managed Risk Asset Allocation Fund	12	1	3	3	3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[14]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements

208     American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 12, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series     209

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

210     American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2018	12/31/2018	period[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$883.81	$2.66	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	882.71	3.84	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	882.86	3.84	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	881.92	5.03	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$857.65	$3.46	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	856.00	4.58	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	856.32	4.63	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	854.97	5.80	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$909.41	$1.64	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	908.27	2.84	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	908.31	2.84	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	908.54	2.50	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	907.21	4.04	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
International Fund
Class 1 – actual return	$1,000.00	$870.74	$2.50	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	870.06	3.68	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	870.02	3.68	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	869.83	3.35	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	868.31	4.85	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$896.60	$3.73	.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A – actual return	1,000.00	895.48	4.92	1.03
Class 1A – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 2 – actual return	1,000.00	895.53	4.92	1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 – actual return	1,000.00	894.44	6.11	1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51	1.28

See end of tables for footnotes.

American Funds Insurance Series     211

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2018	12/31/2018	period[1]	ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$911.16	$1.98	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	910.38	3.18	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	910.78	3.18	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	909.57	4.38	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$913.67	$3.09	.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A – actual return	1,000.00	912.85	4.29	.89
Class 1A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 2 – actual return	1,000.00	911.89	4.29	.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 – actual return	1,000.00	911.37	5.49	1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$923.69	$1.36	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	922.58	2.57	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	922.65	2.57	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	922.81	2.23	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	921.20	3.78	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$906.95	$3.17	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	905.76	4.37	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	905.61	4.37	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	904.62	5.57	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Capital Income Builder
Class 1 – actual return	$1,000.00	$952.39	$2.71	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	951.11	3.89	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	951.20	3.93	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	949.90	5.11	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

212     American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2018	12/31/2018	period[1]	ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$945.68	$1.37	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	944.75	2.60	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	944.68	2.60	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	944.92	2.26	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	943.52	3.82	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$946.36	$3.58	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	944.87	4.80	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	945.15	4.80	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	943.60	6.03	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,013.36	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,012.94	3.20	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,012.27	3.25	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,010.76	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,004.05	$2.93	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,002.59	4.14	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,002.66	4.19	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,001.01	5.45	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

American Funds Insurance Series     213

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2018	12/31/2018	period[1]	ratio
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$973.84	$2.54	.51%
Class 1 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 1A – actual return	1,000.00	972.85	3.73	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	973.23	3.78	.76
Class 2 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 3 – actual return	1,000.00	973.26	3.43	.69
Class 3 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 – actual return	1,000.00	970.96	5.02	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,018.13	$2.54	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	1,016.98	3.81	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	1,015.95	3.81	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	1,014.64	5.13	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,009.21	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,009.23	1.87	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	1,008.25	3.14	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	1,007.42	2.78	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	1,006.62	4.40	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,020.09	$1.83	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,019.74	3.11	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,019.76	3.11	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,019.28	2.75	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,018.62	4.38	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86

214     American Funds Insurance Series

	Beginning	Ending	Expenses		Effective	Effective
	account value	account value	paid during	Annualized	expenses paid	annualized
	7/1/2018	12/31/2018	period[1,2]	expense ratio[2]	during period[3]	expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$948.34	$1.92	.39%	$3.49	.71%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.62	.71
Class P2 – actual return	1,000.00	946.51	3.19	.65	4.76	.97
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$903.38	$1.54	.32%	$3.69	.77%
Class P1 – assumed 5% return	1,000.00	1,023.59	1.63	.32	3.92	.77
Class P2 – actual return	1,000.00	901.89	3.16	.66	5.42	1.13
Class P2 – assumed 5% return	1,000.00	1,021.88	3.36	.66	5.75	1.13
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$947.22	$1.52	.31%	$3.29	.67%
Class P1 – assumed 5% return	1,000.00	1,023.64	1.58	.31	3.41	.67
Class P2 – actual return	1,000.00	945.53	3.14	.64	5.00	1.02
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$950.38	$1.72	.35%	$3.15	.64%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	3.26	.64
Class P2 – actual return	1,000.00	948.19	3.19	.65	4.57	.93
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.74	.93
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$955.05	$1.38	.28%	$2.91	.59%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43	.28	3.01	.59
Class P2 – actual return	1,000.00	953.49	2.66	.54	4.14	.84
Class P2 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.28	.84

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series     215

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216     American Funds Insurance Series

Board of trustees and other officers

Independent trustees[1]

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the series[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustee[4,5]

	Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with series	of the series[2]	the principal underwriter of the series	by trustee	held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;6 served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series     217

Board of trustees and other officers (continued)

Other officers[5]

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with series	of the series[2]	or the principal underwriter of the series
Alan N. Berro, 1960	1998	Partner — Capital World Investors, Capital Research and Management Company;
Co-President		Director, Capital Research and Management Company
Maria Manotok Pathria, 1974	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Executive Vice President		Management Company; Director, Capital Guardian Trust Company[6]
John H. Smet, 1956	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Senior Vice President		Director, Capital Research and Management Company
Martin Jacobs, 1962	2016	Partner — Capital World Investors, Capital Research and Management Company
Vice President
Carl M. Kawaja, 1964	2008	Partner — Capital World Investors, Capital Research and Management Company;
Vice President		Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
S. Keiko McKibben, 1969	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Renaud H. Samyn, 1974	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Dylan Yolles, 1969	2012	Partner — Capital International Investors, Capital Research and Management Company
Vice President
Steven I. Koszalka, 1964	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Gregory F. Niland, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Susan K. Countess, 1966	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Brian C. Janssen, 1972	2015	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

218     American Funds Insurance Series

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)
 6,347,216,058

Total shares voting on November 28, 2018
4,343,768,464 (68.4% of shares outstanding)

The proposal: to elect board members:

		Percent		Percent
		of shares	Votes	of shares
	Votes for	voting for	withheld	withheld
William H. Baribault	4,208,852,644	96.9%	134,915,821	3.1%
James G. Ellis	4,216,149,993	97.1	127,618,471	2.9
Nariman Farvardin	4,218,959,298	97.1	124,809,166	2.9
Michael C. Gitlin	4,222,232,502	97.2	121,535,962	2.8
Mary Davis Holt	4,224,279,601	97.2	119,488,863	2.8
R. Clark Hooper	4,216,559,229	97.1	127,209,235	2.9
Merit E. Janow	4,220,194,031	97.2	123,574,433	2.8
Laurel B. Mitchell	4,224,436,631	97.3	119,331,833	2.7
Donald D. O’Neal	4,220,647,956	97.2	123,120,508	2.8
Margaret Spellings	4,219,675,934	97.1	124,092,530	2.9
Alexandra Trower	4,225,223,365	97.3	118,545,099	2.7

American Funds Insurance Series     219

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

220     American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2018, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

© 2019 Capital Group. All rights reserved.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital System	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 100% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 65% of 10-year periods and 81% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018, as supplemented January 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
Lit. No. INGEARX-998-0219P

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2018, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1)	A copy of the Code of Ethics is attached hereto.

(f)(2)	Not applicable

(f)(3)	The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

These fees represent the aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended December 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

2018: $1,700,068
2017: $1,801,493

(b)	AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. In addition, amounts billed to control affiliates for service provider internal controls reviews were $113,000 and $110,200 for the fiscal years ended December 31, 2018 and 2017, respectively.

2018: $59,250
2017: $59,250

(c)	TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning

2018: $0
2017: $22,558

(d)	ALL OTHER FEES:

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates. 2018: $14,821 2017: $85,053

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X:
Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)

According to the registrant’s principal accountant, for the fiscal period ended December 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $736,243, for the fiscal year ended December 31, 2018 and $9,042,739 for the fiscal year ended December 31, 2017.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman Charles L. Bardelis Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Insert 6A-1 Main Portfolio of Investments
-2 Bond Portfolio of Investment

John Hancock

John Hancock

Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

Annual Report

December 31, 2018

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.5%
Communication services – 9.8%
Diversified telecommunication services – 2.1%
AT&T, Inc.	1,606,003	$45,835,326
CenturyLink, Inc.	208,638	3,160,866
Verizon Communications, Inc.	911,913	51,267,749
		100,263,941
Entertainment – 2.0%
Activision Blizzard, Inc.	168,416	7,843,133
Electronic Arts, Inc. (A)	66,759	5,267,953
Netflix, Inc. (A)	96,234	25,757,992
Take-Two Interactive Software, Inc. (A)	24,923	2,565,574
The Walt Disney Company	328,492	36,019,148
Twenty-First Century Fox, Inc., Class A	233,468	11,234,480
Twenty-First Century Fox, Inc., Class B	107,247	5,124,262
Viacom, Inc., Class B	78,226	2,010,408
		95,822,950
Interactive media and services – 4.5%
Alphabet, Inc., Class A (A)	65,976	68,942,281
Alphabet, Inc., Class C (A)	67,891	70,308,599
Facebook, Inc., Class A (A)	530,160	69,498,674
TripAdvisor, Inc. (A)	22,418	1,209,227
Twitter, Inc. (A)	159,593	4,586,703
		214,545,484
Media – 1.2%
CBS Corp., Class B	74,290	3,247,959
Charter Communications, Inc., Class A (A)	38,883	11,080,489
Comcast Corp., Class A	1,001,792	34,111,018
Discovery, Inc., Series A (A)(B)	34,932	864,218
Discovery, Inc., Series C (A)	80,107	1,848,870
DISH Network Corp., Class A (A)	50,775	1,267,852
News Corp., Class A	83,238	944,751
News Corp., Class B	29,652	342,481
Omnicom Group, Inc.	49,627	3,634,681
The Interpublic Group of Companies, Inc.	85,782	1,769,683
		59,112,002
		469,744,377
Consumer discretionary – 9.6%
Auto components – 0.1%
Aptiv PLC	57,901	3,564,965
BorgWarner, Inc.	45,925	1,595,435
The Goodyear Tire & Rubber Company	50,894	1,038,747
		6,199,147
Automobiles – 0.4%
Ford Motor Company	861,415	6,589,825
General Motors Company	289,747	9,692,037
Harley-Davidson, Inc.	35,308	1,204,709
		17,486,571
Distributors – 0.1%
Genuine Parts Company	32,573	3,127,659
LKQ Corp. (A)	69,922	1,659,249
		4,786,908
Diversified consumer services – 0.0%
H&R Block, Inc.	44,587	1,131,172
Hotels, restaurants and leisure – 1.8%
Carnival Corp.	88,391	4,357,676
Chipotle Mexican Grill, Inc. (A)	5,394	2,329,075
Darden Restaurants, Inc.	27,415	2,737,662
Hilton Worldwide Holdings, Inc.	65,483	4,701,679
Marriott International, Inc., Class A	62,514	6,786,520
McDonald's Corp.	170,054	30,196,489
MGM Resorts International	110,302	2,675,927
Norwegian Cruise Line Holdings, Ltd. (A)	48,558	2,058,374
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Royal Caribbean Cruises, Ltd.	37,608	$3,677,686
Starbucks Corp.	273,785	17,631,754
Wynn Resorts, Ltd.	21,469	2,123,499
Yum! Brands, Inc.	68,939	6,336,873
		85,613,214
Household durables – 0.3%
D.R. Horton, Inc.	75,583	2,619,707
Garmin, Ltd.	26,509	1,678,550
Leggett & Platt, Inc.	28,947	1,037,460
Lennar Corp., A Shares	64,106	2,509,750
Mohawk Industries, Inc. (A)	14,077	1,646,446
Newell Brands, Inc.	95,401	1,773,505
PulteGroup, Inc.	56,275	1,462,587
Whirlpool Corp.	14,098	1,506,653
		14,234,658
Internet and direct marketing retail – 3.4%
Amazon.com, Inc. (A)	90,639	136,137,059
Booking Holdings, Inc. (A)	10,224	17,610,022
eBay, Inc. (A)	199,725	5,606,281
Expedia Group, Inc.	26,054	2,934,983
		162,288,345
Leisure products – 0.1%
Hasbro, Inc.	25,608	2,080,650
Mattel, Inc. (A)(B)	76,628	765,514
		2,846,164
Multiline retail – 0.5%
Dollar General Corp.	57,844	6,251,780
Dollar Tree, Inc. (A)	52,638	4,754,264
Kohl's Corp.	36,829	2,443,236
Macy's, Inc.	67,243	2,002,497
Nordstrom, Inc.	25,138	1,171,682
Target Corp.	115,535	7,635,708
		24,259,167
Specialty retail – 2.2%
Advance Auto Parts, Inc.	16,023	2,522,982
AutoZone, Inc. (A)	5,568	4,667,877
Best Buy Company, Inc.	51,717	2,738,932
CarMax, Inc. (A)	38,792	2,433,422
Foot Locker, Inc.	24,855	1,322,286
L Brands, Inc.	50,086	1,285,708
Lowe's Companies, Inc.	177,211	16,367,208
O'Reilly Automotive, Inc. (A)	17,685	6,089,476
Ross Stores, Inc.	82,606	6,872,819
The Gap, Inc.	47,380	1,220,509
The Home Depot, Inc.	249,267	42,829,056
The TJX Companies, Inc.	273,092	12,218,136
Tiffany & Company	23,916	1,925,477
Tractor Supply Company	26,683	2,226,430
Ulta Beauty, Inc. (A)	12,444	3,046,789
		107,767,107
Textiles, apparel and luxury goods – 0.7%
Hanesbrands, Inc.	78,967	989,457
Michael Kors Holdings, Ltd. (A)	32,697	1,239,870
NIKE, Inc., Class B	281,143	20,843,942
PVH Corp.	16,904	1,571,227
Ralph Lauren Corp.	12,062	1,247,935
Tapestry, Inc.	63,524	2,143,935
Under Armour, Inc., Class A (A)(B)	40,491	715,476
Under Armour, Inc., Class C (A)	43,643	705,707
VF Corp.	72,048	5,139,904
		34,597,453
		461,209,906

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples – 7.1%
Beverages – 1.8%
Brown-Forman Corp., Class B	37,059	$1,763,267
Constellation Brands, Inc., Class A	36,760	5,911,743
Molson Coors Brewing Company, Class B	41,131	2,309,917
Monster Beverage Corp. (A)	88,296	4,345,929
PepsiCo, Inc.	311,432	34,407,007
The Coca-Cola Company	845,237	40,021,972
		88,759,835
Food and staples retailing – 1.5%
Costco Wholesale Corp.	96,680	19,694,683
Sysco Corp.	105,784	6,628,425
The Kroger Company	176,576	4,855,840
Walgreens Boots Alliance, Inc.	177,420	12,123,109
Walmart, Inc.	314,089	29,257,390
		72,559,447
Food products – 1.1%
Archer-Daniels-Midland Company	124,112	5,084,869
Campbell Soup Company	43,000	1,418,570
Conagra Brands, Inc.	107,134	2,288,382
General Mills, Inc.	132,047	5,141,910
Hormel Foods Corp.	59,624	2,544,752
Kellogg Company	55,552	3,167,020
Lamb Weston Holdings, Inc.	32,048	2,357,451
McCormick & Company, Inc.	26,759	3,725,923
Mondelez International, Inc., Class A	320,721	12,838,462
The Hershey Company	30,925	3,314,542
The J.M. Smucker Company	25,116	2,348,095
The Kraft Heinz Company	137,562	5,920,668
Tyson Foods, Inc., Class A	65,432	3,494,069
		53,644,713
Household products – 1.6%
Church & Dwight Company, Inc.	54,021	3,552,421
Colgate-Palmolive Company	191,571	11,402,306
Kimberly-Clark Corp.	76,504	8,716,866
The Clorox Company	28,096	4,330,717
The Procter & Gamble Company	549,703	50,528,700
		78,531,010
Personal products – 0.2%
Coty, Inc., Class A	98,770	647,931
The Estee Lauder Companies, Inc., Class A	48,519	6,312,322
		6,960,253
Tobacco – 0.9%
Altria Group, Inc.	414,872	20,490,528
Philip Morris International, Inc.	342,938	22,894,541
		43,385,069
		343,840,327
Energy – 5.1%
Energy equipment and services – 0.5%
Baker Hughes, a GE Company	113,382	2,437,713
Halliburton Company	193,250	5,136,585
Helmerich & Payne, Inc.	24,105	1,155,594
National Oilwell Varco, Inc.	83,940	2,157,258
Schlumberger, Ltd.	305,629	11,027,094
TechnipFMC PLC	93,566	1,832,022
		23,746,266
Oil, gas and consumable fuels – 4.6%
Anadarko Petroleum Corp.	111,289	4,878,910
Apache Corp.	83,968	2,204,160
Cabot Oil & Gas Corp.	94,133	2,103,873
Chevron Corp.	421,630	45,869,128
Cimarex Energy Company	20,916	1,289,471
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Concho Resources, Inc. (A)	44,408	$4,564,698
ConocoPhillips	254,086	15,842,262
Devon Energy Corp.	103,338	2,329,239
Diamondback Energy, Inc.	34,049	3,156,342
EOG Resources, Inc.	127,985	11,161,572
Exxon Mobil Corp.	934,198	63,702,962
Hess Corp.	55,248	2,237,544
HollyFrontier Corp.	34,694	1,773,557
Kinder Morgan, Inc.	419,841	6,457,155
Marathon Oil Corp.	183,526	2,631,763
Marathon Petroleum Corp.	152,428	8,994,776
Newfield Exploration Company (A)	44,217	648,221
Noble Energy, Inc.	105,791	1,984,639
Occidental Petroleum Corp.	166,613	10,226,706
ONEOK, Inc.	91,027	4,910,907
Phillips 66	93,801	8,080,956
Pioneer Natural Resources Company	37,505	4,932,658
The Williams Companies, Inc.	267,700	5,902,785
Valero Energy Corp.	93,850	7,035,935
		222,920,219
		246,666,485
Financials – 12.9%
Banks – 5.5%
Bank of America Corp.	2,014,224	49,630,479
BB&T Corp.	169,564	7,345,512
Citigroup, Inc.	538,936	28,057,008
Citizens Financial Group, Inc.	102,843	3,057,522
Comerica, Inc.	35,796	2,458,827
Fifth Third Bancorp	144,208	3,393,214
First Republic Bank	36,843	3,201,657
Huntington Bancshares, Inc.	234,591	2,796,325
JPMorgan Chase & Co.	733,850	71,638,437
KeyCorp	227,907	3,368,465
M&T Bank Corp.	31,007	4,438,032
People's United Financial, Inc.	83,734	1,208,282
Regions Financial Corp.	228,698	3,059,979
SunTrust Banks, Inc.	99,219	5,004,606
SVB Financial Group (A)	11,689	2,219,975
The PNC Financial Services Group, Inc.	101,957	11,919,793
U.S. Bancorp	335,265	15,321,611
Wells Fargo & Company	934,892	43,079,823
Zions Bancorp NA	42,888	1,747,257
		262,946,804
Capital markets – 2.7%
Affiliated Managers Group, Inc.	11,756	1,145,505
Ameriprise Financial, Inc.	30,702	3,204,368
BlackRock, Inc.	26,804	10,529,147
Cboe Global Markets, Inc.	24,943	2,440,174
CME Group, Inc.	78,945	14,851,133
E*TRADE Financial Corp.	55,938	2,454,559
Franklin Resources, Inc.	65,551	1,944,243
Intercontinental Exchange, Inc.	125,986	9,490,525
Invesco, Ltd.	90,302	1,511,655
Moody's Corp.	36,858	5,161,594
Morgan Stanley	288,511	11,439,461
MSCI, Inc.	19,465	2,869,725
Nasdaq, Inc.	25,245	2,059,235
Northern Trust Corp.	49,025	4,098,000
Raymond James Financial, Inc.	28,256	2,102,529
S&P Global, Inc.	55,236	9,386,806
State Street Corp.	84,097	5,303,998
T. Rowe Price Group, Inc.	52,881	4,881,974
The Bank of New York Mellon Corp.	200,792	9,451,279
The Charles Schwab Corp.	265,268	11,016,580

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	76,345	$12,753,432
		128,095,922
Consumer finance – 0.6%
American Express Company	154,594	14,735,900
Capital One Financial Corp.	104,444	7,894,922
Discover Financial Services	74,176	4,374,900
Synchrony Financial	145,960	3,424,222
		30,429,944
Diversified financial services – 1.8%
Berkshire Hathaway, Inc., Class B (A)	429,270	87,648,349
Jefferies Financial Group, Inc.	62,995	1,093,593
		88,741,942
Insurance – 2.3%
Aflac, Inc.	167,488	7,630,753
American International Group, Inc.	195,072	7,687,788
Aon PLC	53,281	7,744,926
Arthur J. Gallagher & Company	40,550	2,988,535
Assurant, Inc.	11,286	1,009,420
Brighthouse Financial, Inc. (A)	26,312	801,990
Chubb, Ltd.	101,856	13,157,758
Cincinnati Financial Corp.	33,202	2,570,499
Everest Re Group, Ltd.	8,911	1,940,459
Lincoln National Corp.	47,294	2,426,655
Loews Corp.	61,052	2,779,087
Marsh & McLennan Companies, Inc.	111,100	8,860,225
MetLife, Inc.	217,214	8,918,807
Principal Financial Group, Inc.	58,426	2,580,676
Prudential Financial, Inc.	91,028	7,423,333
The Allstate Corp.	76,005	6,280,293
The Hartford Financial Services Group, Inc.	79,684	3,541,954
The Progressive Corp.	128,789	7,769,840
The Travelers Companies, Inc.	58,292	6,980,467
Torchmark Corp.	22,633	1,686,837
Unum Group	48,662	1,429,690
Willis Towers Watson PLC	28,726	4,362,330
		110,572,322
		620,786,934
Health care – 15.0%
Biotechnology – 2.5%
AbbVie, Inc.	331,937	30,601,272
Alexion Pharmaceuticals, Inc. (A)	49,264	4,796,343
Amgen, Inc.	140,607	27,371,965
Biogen, Inc. (A)	44,461	13,379,204
Celgene Corp. (A)	154,520	9,903,187
Gilead Sciences, Inc.	285,696	17,870,285
Incyte Corp. (A)	38,828	2,469,073
Regeneron Pharmaceuticals, Inc. (A)	17,126	6,396,561
Vertex Pharmaceuticals, Inc. (A)	56,414	9,348,364
		122,136,254
Health care equipment and supplies – 3.3%
Abbott Laboratories	387,556	28,031,925
ABIOMED, Inc. (A)	10,013	3,254,626
Align Technology, Inc. (A)	16,053	3,361,980
Baxter International, Inc.	109,148	7,184,121
Becton, Dickinson and Company	59,188	13,336,240
Boston Scientific Corp. (A)	305,366	10,791,634
Danaher Corp.	136,087	14,033,291
DENTSPLY SIRONA, Inc.	49,683	1,848,704
Edwards Lifesciences Corp. (A)	46,224	7,080,130
Hologic, Inc. (A)	59,882	2,461,150
IDEXX Laboratories, Inc. (A)	19,091	3,551,308
Intuitive Surgical, Inc. (A)	25,201	12,069,263
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Medtronic PLC	296,604	$26,979,100
ResMed, Inc.	31,385	3,573,810
Stryker Corp.	68,525	10,741,294
The Cooper Companies, Inc.	10,764	2,739,438
Varian Medical Systems, Inc. (A)	19,919	2,257,022
Zimmer Biomet Holdings, Inc.	45,004	4,667,815
		157,962,851
Health care providers and services – 3.1%
AmerisourceBergen Corp.	34,501	2,566,874
Anthem, Inc.	57,086	14,992,496
Cardinal Health, Inc.	65,762	2,932,985
Centene Corp. (A)	45,318	5,225,165
Cigna Corp.	84,034	15,959,722
CVS Health Corp.	285,397	18,699,211
DaVita, Inc. (A)	27,855	1,433,418
HCA Healthcare, Inc.	59,264	7,375,405
Henry Schein, Inc. (A)	33,500	2,630,420
Humana, Inc.	30,320	8,686,074
Laboratory Corp. of America Holdings (A)	22,131	2,796,473
McKesson Corp.	43,121	4,763,577
Quest Diagnostics, Inc.	30,036	2,501,098
UnitedHealth Group, Inc.	212,317	52,892,411
Universal Health Services, Inc., Class B	18,901	2,203,101
WellCare Health Plans, Inc. (A)	10,972	2,590,379
		148,248,809
Health care technology – 0.1%
Cerner Corp. (A)	73,141	3,835,514
Life sciences tools and services – 1.0%
Agilent Technologies, Inc.	69,987	4,721,323
Illumina, Inc. (A)	32,507	9,749,825
IQVIA Holdings, Inc. (A)	34,959	4,061,187
Mettler-Toledo International, Inc. (A)	5,496	3,108,428
PerkinElmer, Inc.	24,350	1,912,693
Thermo Fisher Scientific, Inc.	88,830	19,879,266
Waters Corp. (A)	16,607	3,132,911
		46,565,633
Pharmaceuticals – 5.0%
Allergan PLC	70,071	9,365,690
Bristol-Myers Squibb Company	360,201	18,723,248
Eli Lilly & Company	208,064	24,077,166
Johnson & Johnson	591,810	76,373,081
Merck & Company, Inc.	573,860	43,848,643
Mylan NV (A)	113,563	3,111,626
Nektar Therapeutics (A)	37,868	1,244,721
Perrigo Company PLC	27,354	1,059,968
Pfizer, Inc.	1,275,641	55,681,730
Zoetis, Inc.	105,865	9,055,692
		242,541,565
		721,290,626
Industrials – 8.9%
Aerospace and defense – 2.4%
Arconic, Inc.	94,489	1,593,085
General Dynamics Corp.	61,485	9,666,057
Harris Corp.	25,997	3,500,496
Huntington Ingalls Industries, Inc.	9,422	1,793,101
L3 Technologies, Inc.	17,464	3,032,798
Lockheed Martin Corp.	54,561	14,286,252
Northrop Grumman Corp.	38,313	9,382,854
Raytheon Company	62,842	9,636,821
Textron, Inc.	53,557	2,463,086
The Boeing Company	116,529	37,580,603
TransDigm Group, Inc. (A)	10,745	3,653,945

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
United Technologies Corp.	179,159	$19,076,850
		115,665,948
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	30,556	2,569,454
Expeditors International of Washington, Inc.	38,072	2,592,322
FedEx Corp.	53,421	8,618,410
United Parcel Service, Inc., Class B	153,400	14,961,102
		28,741,288
Airlines – 0.4%
Alaska Air Group, Inc.	27,406	1,667,655
American Airlines Group, Inc.	90,057	2,891,730
Delta Air Lines, Inc.	138,247	6,898,525
Southwest Airlines Company	111,633	5,188,702
United Continental Holdings, Inc. (A)	50,331	4,214,215
		20,860,827
Building products – 0.2%
Allegion PLC	21,232	1,692,403
AO Smith Corp.	31,776	1,356,835
Fortune Brands Home & Security, Inc.	30,913	1,174,385
Johnson Controls International PLC	203,600	6,036,740
Masco Corp.	66,887	1,955,776
		12,216,139
Commercial services and supplies – 0.4%
Cintas Corp.	19,127	3,213,145
Copart, Inc. (A)	45,654	2,181,348
Republic Services, Inc.	47,771	3,443,811
Rollins, Inc.	32,176	1,161,554
Waste Management, Inc.	86,331	7,682,596
		17,682,454
Construction and engineering – 0.1%
Fluor Corp.	30,918	995,560
Jacobs Engineering Group, Inc.	26,054	1,523,117
Quanta Services, Inc.	32,563	980,146
		3,498,823
Electrical equipment – 0.5%
AMETEK, Inc.	51,249	3,469,557
Eaton Corp. PLC	95,666	6,568,428
Emerson Electric Company	138,286	8,262,589
Rockwell Automation, Inc.	26,630	4,007,282
		22,307,856
Industrial conglomerates – 1.4%
3M Company	128,470	24,478,674
General Electric Company	1,919,280	14,528,950
Honeywell International, Inc.	163,326	21,578,631
Roper Technologies, Inc.	22,889	6,100,376
		66,686,631
Machinery – 1.5%
Caterpillar, Inc.	130,374	16,566,624
Cummins, Inc.	32,600	4,356,664
Deere & Company	70,986	10,588,982
Dover Corp.	32,440	2,301,618
Flowserve Corp.	29,112	1,106,838
Fortive Corp.	64,855	4,388,089
Illinois Tool Works, Inc.	67,317	8,528,391
Ingersoll-Rand PLC	54,183	4,943,115
PACCAR, Inc.	77,140	4,407,780
Parker-Hannifin Corp.	29,353	4,377,706
Pentair PLC	35,788	1,352,071
Snap-on, Inc.	12,184	1,770,213
Stanley Black & Decker, Inc.	33,519	4,013,565
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	39,368	$2,626,633
		71,328,289
Professional services – 0.3%
Equifax, Inc.	26,548	2,472,415
IHS Markit, Ltd. (A)	78,693	3,774,903
Nielsen Holdings PLC	78,190	1,824,173
Robert Half International, Inc.	26,897	1,538,508
Verisk Analytics, Inc. (A)	36,160	3,942,886
		13,552,885
Road and rail – 0.9%
CSX Corp.	177,097	11,003,037
J.B. Hunt Transport Services, Inc.	19,302	1,795,858
Kansas City Southern	22,318	2,130,253
Norfolk Southern Corp.	60,136	8,992,737
Union Pacific Corp.	162,426	22,452,146
		46,374,031
Trading companies and distributors – 0.2%
Fastenal Company	63,303	3,310,114
United Rentals, Inc. (A)	17,704	1,815,191
W.W. Grainger, Inc.	10,150	2,865,954
		7,991,259
		426,906,430
Information technology – 19.4%
Communications equipment – 1.1%
Arista Networks, Inc. (A)	11,565	2,436,746
Cisco Systems, Inc.	992,116	42,988,386
F5 Networks, Inc. (A)	13,296	2,154,351
Juniper Networks, Inc.	76,612	2,061,629
Motorola Solutions, Inc.	36,091	4,151,909
		53,793,021
Electronic equipment, instruments and components – 0.4%
Amphenol Corp., Class A	66,509	5,388,559
Corning, Inc.	176,330	5,326,929
FLIR Systems, Inc.	30,511	1,328,449
IPG Photonics Corp. (A)	7,903	895,331
Keysight Technologies, Inc. (A)	41,737	2,591,033
TE Connectivity, Ltd.	75,692	5,724,586
		21,254,887
IT services – 4.6%
Accenture PLC, Class A	140,633	19,830,659
Akamai Technologies, Inc. (A)	35,939	2,195,154
Alliance Data Systems Corp.	10,461	1,569,987
Automatic Data Processing, Inc.	96,686	12,677,468
Broadridge Financial Solutions, Inc.	25,862	2,489,218
Cognizant Technology Solutions Corp., Class A	127,856	8,116,299
DXC Technology Company	61,733	3,282,344
Fidelity National Information Services, Inc.	72,172	7,401,239
Fiserv, Inc. (A)	87,923	6,461,461
FleetCor Technologies, Inc. (A)	19,668	3,652,741
Gartner, Inc. (A)	19,994	2,556,033
Global Payments, Inc.	35,083	3,618,110
IBM Corp.	200,423	22,782,082
Jack Henry & Associates, Inc.	17,220	2,178,674
Mastercard, Inc., Class A	200,515	37,827,155
Paychex, Inc.	70,168	4,571,445
PayPal Holdings, Inc. (A)	259,921	21,856,757
The Western Union Company	96,969	1,654,291
Total System Services, Inc.	36,880	2,997,975
VeriSign, Inc. (A)	23,552	3,492,526
Visa, Inc., Class A	387,781	51,163,825
		222,375,443

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment – 3.6%
Advanced Micro Devices, Inc. (A)	194,084	$3,582,791
Analog Devices, Inc.	81,858	7,025,872
Applied Materials, Inc.	217,333	7,115,482
Broadcom, Inc.	91,231	23,198,219
Intel Corp.	1,007,131	47,264,658
KLA-Tencor Corp.	33,632	3,009,728
Lam Research Corp.	34,248	4,663,550
Maxim Integrated Products, Inc.	60,723	3,087,765
Microchip Technology, Inc. (B)	52,221	3,755,734
Micron Technology, Inc. (A)	247,259	7,845,528
NVIDIA Corp.	134,613	17,970,836
Qorvo, Inc. (A)	27,543	1,672,686
QUALCOMM, Inc.	267,473	15,221,888
Skyworks Solutions, Inc.	39,127	2,622,292
Texas Instruments, Inc.	211,930	20,027,385
Versum Materials, Inc.	799	22,148
Xilinx, Inc.	56,046	4,773,438
		172,860,000
Software – 6.0%
Adobe, Inc. (A)	107,717	24,369,894
ANSYS, Inc. (A)	18,526	2,648,106
Autodesk, Inc. (A)	48,358	6,219,322
Cadence Design Systems, Inc. (A)	62,102	2,700,195
Citrix Systems, Inc.	28,190	2,888,347
Fortinet, Inc. (A)	31,965	2,251,295
Intuit, Inc.	57,268	11,273,206
Microsoft Corp.	1,705,542	173,231,894
Oracle Corp.	593,573	26,799,821
Red Hat, Inc. (A)	38,927	6,837,138
salesforce.com, Inc. (A)	168,815	23,122,591
Symantec Corp.	140,988	2,663,968
Synopsys, Inc. (A)	32,854	2,767,621
		287,773,398
Technology hardware, storage and peripherals – 3.7%
Apple, Inc.	994,827	156,924,011
Hewlett Packard Enterprise Company	313,965	4,147,478
HP, Inc.	349,603	7,152,877
NetApp, Inc.	55,584	3,316,697
Seagate Technology PLC	57,343	2,212,866
Western Digital Corp.	63,958	2,364,527
Xerox Corp.	45,748	903,980
		177,022,436
		935,079,185
Materials – 2.6%
Chemicals – 2.0%
AdvanSix, Inc. (A)	223	5,428
Air Products & Chemicals, Inc.	48,406	7,747,380
Albemarle Corp.	23,136	1,783,092
Celanese Corp.	29,532	2,656,994
CF Industries Holdings, Inc.	51,401	2,236,458
DowDuPont, Inc.	506,581	27,091,952
Eastman Chemical Company	31,119	2,275,110
Ecolab, Inc.	56,113	8,268,251
FMC Corp.	29,403	2,174,646
International Flavors & Fragrances, Inc.	22,344	3,000,129
Linde PLC	121,589	18,972,748
LyondellBasell Industries NV, Class A	69,425	5,773,383
PPG Industries, Inc.	52,670	5,384,454
The Mosaic Company	78,952	2,306,188
The Sherwin-Williams Company	18,180	7,153,103
		96,829,316
Construction materials – 0.1%
Martin Marietta Materials, Inc.	13,734	2,360,463
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction materials (continued)
Vulcan Materials Company	28,964	$2,861,643
		5,222,106
Containers and packaging – 0.3%
Avery Dennison Corp.	19,189	1,723,748
Ball Corp.	75,335	3,463,903
International Paper Company	89,653	3,618,395
Packaging Corp. of America	20,893	1,743,730
Sealed Air Corp.	35,145	1,224,452
Westrock Company	55,795	2,106,819
		13,881,047
Metals and mining – 0.2%
Freeport-McMoRan, Inc.	318,178	3,280,415
Newmont Mining Corp.	117,187	4,060,530
Nucor Corp.	69,478	3,599,655
		10,940,600
		126,873,069
Real estate – 2.9%
Equity real estate investment trusts – 2.8%
Alexandria Real Estate Equities, Inc.	23,721	2,733,608
American Tower Corp.	97,203	15,376,543
Apartment Investment & Management Company, Class A	34,021	1,492,841
AvalonBay Communities, Inc.	30,488	5,306,436
Boston Properties, Inc.	33,964	3,822,648
Crown Castle International Corp.	91,735	9,965,173
Digital Realty Trust, Inc.	45,695	4,868,802
Duke Realty Corp.	79,160	2,050,244
Equinix, Inc.	17,732	6,251,594
Equity Residential	81,278	5,365,161
Essex Property Trust, Inc.	14,526	3,561,920
Extra Space Storage, Inc.	27,718	2,507,925
Federal Realty Investment Trust	16,261	1,919,448
HCP, Inc.	105,340	2,942,146
Host Hotels & Resorts, Inc.	164,963	2,749,933
Iron Mountain, Inc.	62,916	2,039,108
Kimco Realty Corp.	94,095	1,378,492
Mid-America Apartment Communities, Inc.	25,029	2,395,275
Prologis, Inc.	138,909	8,156,736
Public Storage	33,190	6,717,988
Realty Income Corp.	65,113	4,104,724
Regency Centers Corp.	37,084	2,176,089
SBA Communications Corp. (A)	24,979	4,043,850
Simon Property Group, Inc.	68,242	11,463,974
SL Green Realty Corp.	18,621	1,472,549
The Macerich Company	23,680	1,024,870
UDR, Inc.	60,785	2,408,302
Ventas, Inc.	78,855	4,620,114
Vornado Realty Trust	38,314	2,376,617
Welltower, Inc.	82,858	5,751,174
Weyerhaeuser Company	165,803	3,624,454
		134,668,738
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	70,421	2,819,657
		137,488,395
Utilities – 3.2%
Electric utilities – 2.0%
Alliant Energy Corp.	52,516	2,218,801
American Electric Power Company, Inc.	108,856	8,135,897
Duke Energy Corp.	157,297	13,574,731
Edison International	71,684	4,069,501
Entergy Corp.	39,857	3,430,492
Evergy, Inc.	58,230	3,305,717
Eversource Energy	69,958	4,550,068

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Exelon Corp.	213,457	$9,626,911
FirstEnergy Corp.	107,929	4,052,734
NextEra Energy, Inc.	105,482	18,334,881
PG&E Corp. (A)	113,619	2,698,451
Pinnacle West Capital Corp.	24,584	2,094,557
PPL Corp.	159,028	4,505,263
The Southern Company	227,017	9,970,587
Xcel Energy, Inc.	113,462	5,590,273
		96,158,864
Independent power and renewable electricity producers – 0.1%
AES Corp.	145,883	2,109,468
NRG Energy, Inc.	64,028	2,535,509
		4,644,977
Multi-utilities – 1.0%
Ameren Corp.	53,968	3,520,333
CenterPoint Energy, Inc.	110,683	3,124,581
CMS Energy Corp.	62,318	3,094,089
Consolidated Edison, Inc.	68,509	5,238,198
Dominion Energy, Inc.	144,841	10,350,338
DTE Energy Company	40,165	4,430,200
NiSource, Inc.	79,616	2,018,266
Public Service Enterprise Group, Inc.	111,202	5,788,064
SCANA Corp.	31,785	1,518,687
Sempra Energy	60,457	6,540,843
WEC Energy Group, Inc.	69,648	4,823,820
		50,447,419
Water utilities – 0.1%
American Water Works Company, Inc.	40,121	3,641,783
		154,893,043
TOTAL COMMON STOCKS (Cost $2,597,756,723)		$4,644,778,777
SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust, 2.4078% (C)(D)	330,763	3,308,687
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,308,537)		$3,308,687
500 Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.5%
U.S. Government Agency – 3.2%
Federal Home Loan Bank Discount Note
2.185%, 01/02/2019 *	$9,500,000	$9,500,000
2.240%, 01/08/2019 *	60,000,000	59,976,180
2.315%, 01/17/2019 *	15,000,000	14,985,120
2.320%, 01/09/2019 *	25,000,000	24,988,425
2.360%, 02/01/2019 *	35,000,000	34,930,000
2.400%, 04/01/2019 *	10,000,000	9,939,680
		154,319,405
Repurchase agreement – 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $14,898,076 on 1-2-19, collateralized by $15,250,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $15,199,263, including interest)	14,897,000	14,897,000
TOTAL SHORT-TERM INVESTMENTS (Cost $169,210,354)		$169,216,405
Total Investments (500 Index Trust) (Cost $2,770,275,614) – 100.1%		$4,817,303,869
Other assets and liabilities, net – (0.1%)		(3,523,247)
TOTAL NET ASSETS – 100.0%		$4,813,780,622
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	1,451	Long	Mar 2019	$191,425,422	$181,752,260	$(9,673,162)
						$(9,673,162)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

American Asset Allocation Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	61,629,984	$1,312,102,362
TOTAL INVESTMENT COMPANIES (Cost $1,050,154,629)		$1,312,102,362
Total Investments (American Asset Allocation Trust) (Cost $1,050,154,629) - 100.0%		$1,312,102,362
Other assets and liabilities, net - (0.0%)		(12,197)
TOTAL NET ASSETS - 100.0%		$1,312,090,165
American Global Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	7,313,096	$188,239,087
TOTAL INVESTMENT COMPANIES (Cost $194,516,719)		$188,239,087
Total Investments (American Global Growth Trust) (Cost $194,516,719) - 100.0%		$188,239,087
Other assets and liabilities, net - (0.0%)		(12,428)
TOTAL NET ASSETS - 100.0%		$188,226,659
American Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	11,121,249	$778,042,593
TOTAL INVESTMENT COMPANIES (Cost $749,076,996)		$778,042,593
Total Investments (American Growth Trust) (Cost $749,076,996) - 100.0%		$778,042,593
Other assets and liabilities, net - (0.0%)		(13,040)
TOTAL NET ASSETS - 100.0%		$778,029,553
American Growth-Income Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	20,285,288	$920,749,243
TOTAL INVESTMENT COMPANIES (Cost $892,557,170)		$920,749,243
Total Investments (American Growth-Income Trust) (Cost $892,557,170) - 100.0%		$920,749,243
Other assets and liabilities, net - (0.0%)		(15,200)
TOTAL NET ASSETS - 100.0%		$920,734,043
American International Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	25,700,055	$453,862,966
TOTAL INVESTMENT COMPANIES (Cost $469,907,910)		$453,862,966
Total Investments (American International Trust) (Cost $469,907,910) - 100.0%		$453,862,966
Other assets and liabilities, net - (0.0%)		(11,551)
TOTAL NET ASSETS - 100.0%		$453,851,415
Blue Chip Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.6%
Communication services – 13.9%
Entertainment – 1.5%
Activision Blizzard, Inc.	65,824	$3,065,424
Electronic Arts, Inc. (A)	17,999	1,420,301
Netflix, Inc. (A)	89,660	23,998,396
		28,484,121
Interactive media and services – 12.4%
Alphabet, Inc., Class A (A)	30,541	31,914,123
Alphabet, Inc., Class C (A)	82,672	85,615,950
Facebook, Inc., Class A (A)	563,146	73,822,809
InterActiveCorp (A)	24,604	4,503,516
Tencent Holdings, Ltd.	1,083,900	43,443,062
		239,299,460
		267,783,581
Consumer discretionary – 22.4%
Auto components – 0.5%
Aptiv PLC	146,754	9,035,644
Automobiles – 1.3%
Ferrari NV	18,491	1,838,745
Tesla, Inc. (A)(B)	69,034	22,974,515
		24,813,260
Hotels, restaurants and leisure – 2.7%
Hilton Worldwide Holdings, Inc.	98,620	7,080,916
Marriott International, Inc., Class A	107,179	11,635,352
McDonald's Corp.	51,619	9,165,986
Norwegian Cruise Line Holdings, Ltd. (A)	44,546	1,888,305
Restaurant Brands International, Inc. (B)	92,227	4,823,472
Royal Caribbean Cruises, Ltd.	93,742	9,167,030
Wynn Resorts, Ltd.	2,823	279,223
Yum! Brands, Inc.	93,795	8,621,636
		52,661,920
Internet and direct marketing retail – 16.0%
Alibaba Group Holding, Ltd., ADR (A)	413,941	56,738,893
Amazon.com, Inc. (A)	128,471	192,959,585
Booking Holdings, Inc. (A)	33,342	57,428,928
Ctrip.com International, Ltd., ADR (A)	3,240	87,674
		307,215,080
Multiline retail – 1.0%
Dollar General Corp.	179,515	19,401,981
Specialty retail – 0.9%
Ross Stores, Inc.	204,641	17,026,131
Ulta Beauty, Inc. (A)	4,650	1,138,506
		18,164,637
		431,292,522
Consumer staples – 0.1%
Beverages – 0.1%
Constellation Brands, Inc., Class A	4,506	724,655

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Tobacco – 0.0%
Philip Morris International, Inc.	2,400	$160,224
		884,879
Financials – 6.4%
Banks – 0.4%
Citigroup, Inc.	5,600	291,536
JPMorgan Chase & Co.	73,638	7,188,542
		7,480,078
Capital markets – 4.6%
Ameriprise Financial, Inc.	776	80,991
Intercontinental Exchange, Inc.	195,319	14,713,380
Morgan Stanley	519,686	20,605,550
Northern Trust Corp.	2,951	246,674
Raymond James Financial, Inc.	26,256	1,953,709
S&P Global, Inc.	30,848	5,242,309
State Street Corp.	30,254	1,908,120
TD Ameritrade Holding Corp.	595,623	29,161,702
The Charles Schwab Corp.	365,106	15,162,852
The Goldman Sachs Group, Inc.	2,524	421,634
		89,496,921
Insurance – 1.4%
American International Group, Inc.	71,628	2,822,859
Chubb, Ltd.	26,287	3,395,755
Marsh & McLennan Companies, Inc.	40,700	3,245,825
The Progressive Corp.	36,416	2,196,977
Willis Towers Watson PLC	99,029	15,038,544
		26,699,960
		123,676,959
Health care – 20.4%
Biotechnology – 2.3%
Alexion Pharmaceuticals, Inc. (A)	122,714	11,947,435
Biogen, Inc. (A)	392	117,961
Celgene Corp. (A)	1,445	92,610
Vertex Pharmaceuticals, Inc. (A)	199,355	33,035,117
		45,193,123
Health care equipment and supplies – 7.0%
Abbott Laboratories	87,539	6,331,696
Becton, Dickinson and Company	169,309	38,148,704
Danaher Corp.	194,851	20,093,035
Intuitive Surgical, Inc. (A)	68,658	32,881,689
Stryker Corp.	238,642	37,407,134
		134,862,258
Health care providers and services – 8.4%
Anthem, Inc.	110,402	28,994,877
Centene Corp. (A)	92,613	10,678,279
Cigna Corp.	176,453	33,511,954
HCA Healthcare, Inc.	37,382	4,652,190
Humana, Inc.	42,258	12,106,072
UnitedHealth Group, Inc.	247,962	61,772,293
WellCare Health Plans, Inc. (A)	41,782	9,864,312
		161,579,977
Life sciences tools and services – 1.3%
Agilent Technologies, Inc.	17,571	1,185,340
Illumina, Inc. (A)	7,329	2,198,187
Thermo Fisher Scientific, Inc.	95,830	21,445,796
		24,829,323
Pharmaceuticals – 1.4%
Eli Lilly & Company	127,419	14,744,927
Merck & Company, Inc.	106,239	8,117,722
Pfizer, Inc.	46,200	2,016,630
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	15,989	$1,367,699
		26,246,978
		392,711,659
Industrials – 9.0%
Aerospace and defense – 4.9%
Harris Corp.	54,292	7,310,418
L3 Technologies, Inc.	1,500	260,490
Northrop Grumman Corp.	54,405	13,323,785
The Boeing Company	229,644	74,060,190
		94,954,883
Airlines – 1.2%
Alaska Air Group, Inc.	39,582	2,408,565
American Airlines Group, Inc.	82,966	2,664,038
Delta Air Lines, Inc.	162,263	8,096,924
United Continental Holdings, Inc. (A)	113,143	9,473,463
		22,642,990
Commercial services and supplies – 0.1%
Cintas Corp.	10,922	1,834,787
Industrial conglomerates – 1.4%
Honeywell International, Inc.	87,933	11,617,708
Roper Technologies, Inc.	54,142	14,429,926
		26,047,634
Machinery – 0.4%
Fortive Corp.	104,022	7,038,129
Xylem, Inc.	14,900	994,128
		8,032,257
Professional services – 0.1%
CoStar Group, Inc. (A)	4,106	1,385,118
IHS Markit, Ltd. (A)	5,447	261,293
		1,646,411
Road and rail – 0.9%
Canadian Pacific Railway, Ltd.	28,683	5,094,674
CSX Corp.	131,369	8,161,956
Kansas City Southern	8,819	841,774
Norfolk Southern Corp.	8,719	1,303,839
Union Pacific Corp.	20,843	2,881,128
		18,283,371
		173,442,333
Information technology – 26.7%
Communications equipment – 0.1%
Motorola Solutions, Inc.	9,069	1,043,298
Electronic equipment, instruments and components – 0.0%
Corning, Inc.	13,255	400,434
IT services – 11.2%
Automatic Data Processing, Inc.	11,700	1,534,104
Fidelity National Information Services, Inc.	102,135	10,473,944
Fiserv, Inc. (A)	191,915	14,103,833
FleetCor Technologies, Inc. (A)	15,769	2,928,619
Global Payments, Inc.	206,174	21,262,725
Mastercard, Inc., Class A	297,645	56,150,729
PayPal Holdings, Inc. (A)	389,761	32,775,002
Visa, Inc., Class A	510,064	67,297,844
Worldpay, Inc., Class A (A)	127,374	9,735,195
		216,261,995
Semiconductors and semiconductor equipment – 1.6%
Broadcom, Inc.	7,205	1,832,087
Lam Research Corp.	2,228	303,387
Maxim Integrated Products, Inc.	166,944	8,489,102
Microchip Technology, Inc. (B)	3,838	276,029
NVIDIA Corp.	44,225	5,904,038

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Texas Instruments, Inc.	102,969	$9,730,571
Xilinx, Inc.	44,992	3,831,969
		30,367,183
Software – 13.3%
Intuit, Inc.	157,191	30,943,048
Microsoft Corp.	1,086,368	110,342,398
Red Hat, Inc. (A)	19,928	3,500,154
salesforce.com, Inc. (A)	292,143	40,014,827
ServiceNow, Inc. (A)	181,807	32,370,736
Splunk, Inc. (A)	81,928	8,590,151
VMware, Inc., Class A (B)	63,225	8,670,044
Workday, Inc., Class A (A)(B)	140,629	22,455,639
		256,886,997
Technology hardware, storage and peripherals – 0.5%
Apple, Inc.	60,464	9,537,591
		514,497,498
Materials – 0.5%
Chemicals – 0.3%
Air Products & Chemicals, Inc.	9,000	1,440,450
DowDuPont, Inc.	7,400	395,752
The Sherwin-Williams Company	10,819	4,256,844
		6,093,046
Containers and packaging – 0.2%
Ball Corp.	73,404	3,375,116
		9,468,162
Real estate – 0.1%
Equity real estate investment trusts – 0.1%
American Tower Corp.	6,615	1,046,427
Utilities – 0.1%
Electric utilities – 0.0%
NextEra Energy, Inc.	1,067	185,466
Multi-utilities – 0.1%
Sempra Energy	21,054	2,277,832
		2,463,298
TOTAL COMMON STOCKS (Cost $1,389,208,848)		$1,917,267,318
SECURITIES LENDING COLLATERAL – 1.9%
John Hancock Collateral Trust, 2.4078% (C)(D)	3,608,891	36,100,458
TOTAL SECURITIES LENDING COLLATERAL (Cost $36,098,254)		$36,100,458
SHORT-TERM INVESTMENTS – 0.4%
Money market funds – 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (C)	1,012,102	1,012,102
T. Rowe Price Government Reserve Fund, 2.4366% (C)	6,848,791	6,848,791
		7,860,893
TOTAL SHORT-TERM INVESTMENTS (Cost $7,860,893)		$7,860,893
Total Investments (Blue Chip Growth Trust) (Cost $1,433,167,995) – 101.9%		$1,961,228,669
Other assets and liabilities, net – (1.9%)		(37,017,063)
TOTAL NET ASSETS – 100.0%		$1,924,211,606
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
Blue Chip Growth Trust (continued)
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.3%
Communication services – 16.2%
Entertainment – 4.4%
Activision Blizzard, Inc.	103,926	$4,839,834
Netflix, Inc. (A)	65,762	17,601,857
		22,441,691
Interactive media and services – 11.8%
Alphabet, Inc., Class A (A)	12,979	13,562,536
Alphabet, Inc., Class C (A)	13,147	13,615,165
Facebook, Inc., Class A (A)	106,790	13,999,101
Tencent Holdings, Ltd.	469,068	18,800,397
		59,977,199
		82,418,890
Consumer discretionary – 20.6%
Automobiles – 2.4%
Tesla, Inc. (A)(B)	36,850	12,263,680
Hotels, restaurants and leisure – 3.4%
Chipotle Mexican Grill, Inc. (A)	7,911	3,415,891
Marriott International, Inc., Class A	74,212	8,056,455
McDonald's Corp.	33,928	6,024,595
		17,496,941
Internet and direct marketing retail – 9.6%
Alibaba Group Holding, Ltd., ADR (A)	98,504	13,501,943
Amazon.com, Inc. (A)	19,524	29,324,462
Booking Holdings, Inc. (A)	2,869	4,941,623
Farfetch Ltd., Class A (A)	62,091	1,099,632
		48,867,660
Specialty retail – 1.6%
The Home Depot, Inc.	46,057	7,913,514
Textiles, apparel and luxury goods – 3.6%
Kering SA	13,510	6,329,005
Lululemon Athletica, Inc. (A)	21,702	2,639,180
NIKE, Inc., Class B	122,240	9,062,874
		18,031,059
		104,572,854
Consumer staples – 3.3%
Food and staples retailing – 1.8%
Costco Wholesale Corp.	44,991	9,165,117
Personal products – 1.5%
The Estee Lauder Companies, Inc., Class A	59,080	7,686,308
		16,851,425
Energy – 0.5%
Oil, gas and consumable fuels – 0.5%
Concho Resources, Inc. (A)	23,220	2,386,784
Financials – 3.9%
Banks – 1.6%
JPMorgan Chase & Co.	84,256	8,225,071
Capital markets – 2.3%
S&P Global, Inc.	33,704	5,727,658
The Goldman Sachs Group, Inc.	33,825	5,650,466
		11,378,124
		19,603,195
Health care – 14.4%
Biotechnology – 4.3%
Alexion Pharmaceuticals, Inc. (A)	58,339	5,679,885

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
BioMarin Pharmaceutical, Inc. (A)	71,308	$6,071,876
Celgene Corp. (A)	42,199	2,704,534
Vertex Pharmaceuticals, Inc. (A)	44,579	7,387,186
		21,843,481
Health care equipment and supplies – 1.9%
Edwards Lifesciences Corp. (A)	21,462	3,287,335
Intuitive Surgical, Inc. (A)	13,248	6,344,732
		9,632,067
Health care providers and services – 1.8%
UnitedHealth Group, Inc.	35,809	8,920,738
Life sciences tools and services – 2.2%
Illumina, Inc. (A)	37,052	11,113,006
Pharmaceuticals – 4.2%
AstraZeneca PLC, ADR	314,141	11,931,075
Bristol-Myers Squibb Company	71,366	3,709,605
Merck & Company, Inc.	74,246	5,673,137
		21,313,817
		72,823,109
Industrials – 5.3%
Aerospace and defense – 4.3%
Safran SA	46,852	5,619,191
The Boeing Company	50,768	16,372,680
		21,991,871
Road and rail – 1.0%
Union Pacific Corp.	36,914	5,102,622
		27,094,493
Information technology – 32.8%
IT services – 10.7%
Adyen NV (A)(C)	7,647	4,131,204
FleetCor Technologies, Inc. (A)	35,320	6,559,630
Mastercard, Inc., Class A	99,452	18,761,620
PayPal Holdings, Inc. (A)	61,837	5,199,873
Square, Inc., Class A (A)	53,460	2,998,571
Visa, Inc., Class A	124,433	16,417,690
		54,068,588
Semiconductors and semiconductor equipment – 2.8%
Broadcom, Inc.	26,285	6,683,750
NVIDIA Corp.	57,092	7,621,782
		14,305,532
Software – 16.1%
Adobe, Inc. (A)	61,125	13,828,920
Microsoft Corp.	238,485	24,222,921
Red Hat, Inc. (A)	31,956	5,612,752
salesforce.com, Inc. (A)	164,216	22,492,666
ServiceNow, Inc. (A)	18,741	3,336,835
Splunk, Inc. (A)	50,790	5,325,332
Workday, Inc., Class A (A)	44,112	7,043,804
		81,863,230
Technology hardware, storage and peripherals – 3.2%
Apple, Inc.	101,835	16,063,453
		166,300,803
Materials – 0.8%
Chemicals – 0.8%
Albemarle Corp.	55,181	4,252,800
Real estate – 1.5%
Equity real estate investment trusts – 1.5%
American Tower Corp.	16,007	2,532,147
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Crown Castle International Corp.	46,733	$5,076,606
		7,608,753
TOTAL COMMON STOCKS (Cost $452,930,324)		$503,913,106
SECURITIES LENDING COLLATERAL – 1.7%
John Hancock Collateral Trust, 2.4078% (D)(E)	883,269	8,835,514
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,834,773)		$8,835,514
SHORT-TERM INVESTMENTS – 0.7%
Money market funds – 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	3,668,865	3,668,865
TOTAL SHORT-TERM INVESTMENTS (Cost $3,668,865)		$3,668,865
Total Investments (Capital Appreciation Trust) (Cost $465,433,962) – 101.7%		$516,417,485
Other assets and liabilities, net – (1.7%)		(8,823,975)
TOTAL NET ASSETS – 100.0%		$507,593,510
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 67.1%
Communication services – 3.9%
Interactive media and services – 3.9%
Alphabet, Inc., Class A (A)	1,710	$1,786,882
Alphabet, Inc., Class C (A)	6,850	7,093,929
Facebook, Inc., Class A (A)	38,300	5,020,747
		13,901,558
Consumer discretionary – 6.8%
Auto components – 2.3%
Aptiv PLC	47,106	2,900,316
Lear Corp.	20,739	2,547,994
Magna International, Inc.	56,935	2,587,696
		8,036,006
Hotels, restaurants and leisure – 1.2%
McDonald's Corp.	11,839	2,102,251
Yum! Brands, Inc.	23,223	2,134,658
		4,236,909
Internet and direct marketing retail – 3.3%
Amazon.com, Inc. (A)	6,519	9,791,342
Booking Holdings, Inc. (A)	1,220	2,101,352
		11,892,694
		24,165,609
Consumer staples – 0.4%

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages – 0.4%
Keurig Dr. Pepper, Inc.	49,274	$1,263,385
Energy – 1.1%
Oil, gas and consumable fuels – 1.1%
Concho Resources, Inc. (A)	14,400	1,480,176
Enterprise Products Partners LP	105,106	2,584,557
TOTAL SA	1	53
		4,064,786
Financials – 7.7%
Banks – 1.4%
The PNC Financial Services Group, Inc.	42,015	4,911,974
Capital markets – 2.8%
Intercontinental Exchange, Inc.	44,786	3,373,729
S&P Global, Inc.	39,949	6,788,933
		10,162,662
Insurance – 3.5%
Marsh & McLennan Companies, Inc.	154,393	12,312,842
		27,387,478
Health care – 15.0%
Health care equipment and supplies – 6.4%
Abbott Laboratories	61,094	4,418,929
Becton, Dickinson and Company	34,886	7,860,514
Danaher Corp.	101,568	10,473,692
		22,753,135
Health care providers and services – 3.1%
Anthem, Inc.	16,622	4,365,436
UnitedHealth Group, Inc. (B)	25,700	6,402,384
		10,767,820
Life sciences tools and services – 5.5%
PerkinElmer, Inc.	143,793	11,294,940
Thermo Fisher Scientific, Inc. (B)	35,884	8,030,480
		19,325,420
		52,846,375
Industrials – 7.8%
Commercial services and supplies – 1.9%
Republic Services, Inc.	36,162	2,606,919
Waste Connections, Inc.	56,284	4,179,087
		6,786,006
Industrial conglomerates – 3.1%
General Electric Company	742,604	5,621,512
Roper Technologies, Inc.	19,860	5,293,087
		10,914,599
Machinery – 1.8%
Fortive Corp.	93,637	6,335,479
Professional services – 1.0%
Equifax, Inc.	39,683	3,695,678
		27,731,762
Information technology – 16.9%
Electronic equipment, instruments and components – 1.2%
TE Connectivity, Ltd.	56,823	4,297,523
IT services – 7.9%
Fidelity National Information Services, Inc.	84,849	8,701,265
Fiserv, Inc. (A)	119,340	8,770,297
Mastercard, Inc., Class A (B)	7,537	1,421,855
Visa, Inc., Class A	69,473	9,166,268
		28,059,685
Semiconductors and semiconductor equipment – 3.4%
Maxim Integrated Products, Inc.	85,057	4,325,148
Texas Instruments, Inc. (B)	79,382	7,501,599
		11,826,747
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software – 4.0%
Intuit, Inc. (B)	13,975	$2,750,979
Microsoft Corp.	111,200	11,294,584
		14,045,563
Technology hardware, storage and peripherals – 0.4%
Apple, Inc.	9,300	1,466,982
		59,696,500
Real estate – 1.3%
Equity real estate investment trusts – 1.3%
American Tower Corp.	27,943	4,420,303
Utilities – 6.2%
Electric utilities – 4.1%
American Electric Power Company, Inc.	58,583	4,378,493
Duke Energy Corp. (B)	23,471	2,025,547
Eversource Energy	29,003	1,886,355
NextEra Energy, Inc.	12,656	2,199,866
Xcel Energy, Inc.	80,458	3,964,166
		14,454,427
Multi-utilities – 2.1%
DTE Energy Company	20,185	2,226,406
NiSource, Inc.	200,666	5,086,883
		7,313,289
		21,767,716
TOTAL COMMON STOCKS (Cost $219,040,282)		$237,245,472
PREFERRED SECURITIES – 4.9%
Financials – 1.9%
Banks – 1.8%
JPMorgan Chase & Co., 5.750% (C)	25,000	625,750
U.S. Bancorp, 5.500%	19,000	469,110
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (C)	14,000	370,720
Wells Fargo & Company, Series L, 7.500%	3,902	4,924,207
		6,389,787
Capital markets – 0.1%
State Street Corp., 6.000%	2,346	59,025
The Charles Schwab Corp., 5.950%	1,000	25,000
The Charles Schwab Corp., 6.000%	15,000	380,850
		464,875
		6,854,662
Health care – 1.0%
Health care equipment and supplies – 1.0%
Becton, Dickinson and Company, 6.125%	61,259	3,532,807
Industrials – 0.3%
Machinery – 0.3%
Fortive Corp., 5.000%	1,082	982,727
Utilities – 1.7%
Electric utilities – 1.0%
Alabama Power Company, 5.000% (C)	10,000	237,400
Duke Energy Corp., 5.625%	40,000	952,000
NextEra Energy, Inc., 6.123%	7,851	452,532
SCE Trust II, 5.100%	1,920	37,018
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	20,615	477,031
SCE Trust IV (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	30,000	609,000
SCE Trust V (5.450% to 3-15-26, then 3 month LIBOR + 3.790%)	8,000	167,040
SCE Trust VI, 5.000%	25,000	454,750
		3,386,771

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Multi-utilities – 0.7%
CMS Energy Corp., 5.875%	50,000	$1,203,000
DTE Energy Company, 5.250%	35,000	778,750
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	25,000	626,000
		2,607,750
		5,994,521
TOTAL PREFERRED SECURITIES (Cost $17,618,682)		$17,364,717
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.1%
U.S. Government – 2.1%
U.S. Treasury Note 2.250%, 11/15/2027	$7,675,000	7,419,546
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $7,497,735)		$7,419,546
CORPORATE BONDS - 21.0%
Communication services - 5.2%
CCO Holdings LLC
5.000%, 02/01/2028 (D)	2,095,000	1,927,400
5.125%, 05/01/2027 (D)	1,341,000	1,249,007
5.250%, 03/15/2021 to 09/30/2022	800,000	795,110
5.750%, 09/01/2023 to 01/15/2024	677,000	673,615
Charter Communications Operating LLC 3.579%, 07/23/2020	150,000	149,814
Comcast Corp.
3.300%, 10/01/2020	690,000	692,512
3.450%, 10/01/2021	310,000	313,130
Comcast Corp. (3 month LIBOR + 0.330%) 2.738%, 10/01/2020 (E)	335,000	333,455
Comcast Corp. (3 month LIBOR + 0.440%) 2.848%, 10/01/2021 (E)	265,000	262,486
Level 3 Financing, Inc.
5.375%, 08/15/2022	400,000	392,192
5.625%, 02/01/2023	350,000	343,875
Netflix, Inc.
4.375%, 11/15/2026	1,260,000	1,143,450
4.875%, 04/15/2028	2,995,000	2,732,938
5.875%, 02/15/2025	405,000	408,544
5.875%, 11/15/2028 (D)	2,970,000	2,894,057
6.375%, 05/15/2029 (D)	1,405,000	1,385,681
Sirius XM Radio, Inc. 6.000%, 07/15/2024 (D)	275,000	275,688
Unitymedia GmbH 6.125%, 01/15/2025 (D)	775,000	778,798
Verizon Communications, Inc. 3.125%, 03/16/2022	475,000	471,812
Verizon Communications, Inc. (3 month LIBOR + 1.000%) 3.334%, 03/16/2022 (E)	475,000	475,518
Zayo Group LLC 5.750%, 01/15/2027 (D)	936,000	835,366
		18,534,448
Consumer discretionary - 2.3%
Amazon.com, Inc. 2.600%, 12/05/2019	465,000	463,828
AutoZone, Inc.
1.625%, 04/21/2019	50,000	49,756
2.500%, 04/15/2021	155,000	151,564
Cedar Fair LP 5.375%, 06/01/2024 to 04/15/2027	1,080,000	1,036,558
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Dollar Tree, Inc. (3 month LIBOR + 0.700%) 3.149%, 04/17/2020 (E)	$135,000	$134,139
Hilton Domestic Operating Company, Inc. 4.250%, 09/01/2024	205,000	193,725
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, 06/01/2027 (D)	1,642,000	1,527,060
5.000%, 06/01/2024 (D)	432,000	416,880
5.250%, 06/01/2026 (D)	530,000	512,791
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (D)	170,000	160,225
5.500%, 04/15/2027 (D)	65,000	61,263
The Home Depot, Inc. 3.250%, 03/01/2022	200,000	202,067
The Home Depot, Inc. (3 month LIBOR + 0.310%) 3.049%, 03/01/2022 (E)	235,000	232,635
Yum! Brands, Inc.
3.750%, 11/01/2021	950,000	926,250
3.875%, 11/01/2020 to 11/01/2023	982,000	945,035
5.300%, 09/15/2019	182,000	182,683
5.350%, 11/01/2043	614,000	509,620
6.875%, 11/15/2037	367,000	359,660
		8,065,739
Consumer staples - 1.7%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	76,000	74,701
3.300%, 02/01/2023	200,000	194,733
Anheuser-Busch InBev Finance, Inc. (3 month LIBOR + 1.260%) 3.819%, 02/01/2021 (E)	360,000	361,971
Aramark Services, Inc. 5.000%, 04/01/2025 to 02/01/2028 (D)	885,000	854,513
B&G Foods, Inc. 4.625%, 06/01/2021	300,000	292,500
Conagra Brands, Inc. 3.800%, 10/22/2021	370,000	370,114
Conagra Brands, Inc. (3 month LIBOR + 0.750%) 3.219%, 10/22/2020 (E)	170,000	169,522
Nestle Holdings, Inc. 3.100%, 09/24/2021 (D)	1,420,000	1,428,167
Philip Morris International, Inc.
2.000%, 02/21/2020	380,000	375,212
2.625%, 02/18/2022	470,000	454,920
Philip Morris International, Inc. (3 month LIBOR + 0.420%) 3.066%, 02/21/2020 (E)	255,000	254,646
Reckitt Benckiser Treasury Services PLC (3 month LIBOR + 0.560%) 2.926%, 06/24/2022 (D)(E)	440,000	432,323
Spectrum Brands, Inc.
6.125%, 12/15/2024	175,000	168,438
6.625%, 11/15/2022	315,000	318,938
The Kroger Company 2.000%, 01/15/2019	105,000	104,953
Unilever Capital Corp. 3.000%, 03/07/2022	225,000	223,333
		6,078,984
Energy - 0.5%
Enterprise Products Operating LLC 3.500%, 02/01/2022	335,000	335,873

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
EQT Corp. 8.125%, 06/01/2019	$208,000	$211,530
NGL Energy Partners LP 5.125%, 07/15/2019	95,000	94,288
NuStar Logistics LP 4.800%, 09/01/2020	175,000	171,500
Shell International Finance BV (3 month LIBOR + 0.450%) 3.068%, 05/11/2020 (E)	810,000	811,085
		1,624,276
Financials - 3.8%
KfW 2.875%, 04/03/2028	8,440,000	8,473,411
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	140,000	138,741
2.750%, 01/30/2022	190,000	186,218
3.300%, 03/14/2023	65,000	64,267
Moody's Corp. 4.250%, 02/01/2029 (C)	680,000	693,005
Refinitiv US Holdings, Inc.
6.250%, 05/15/2026 (D)	550,000	530,750
8.250%, 11/15/2026 (D)	735,000	671,606
State Street Corp. (5.250% to 9-15-20, then 3 month LIBOR + 3.597%) 09/15/2020 (F)	435,000	426,844
State Street Corp. (5.625% to 12-15-23, then 3 month LIBOR + 2.539%) 12/15/2023 (F)	895,000	845,775
The Bank of New York Mellon Corp. (4.625% to 9-20-26, then 3 month LIBOR + 3.131%) 09/20/2026 (F)	375,000	336,094
The Bank of New York Mellon Corp. (4.950% to 6-20-20, then 3 month LIBOR + 3.420%) 06/20/2020 (F)	450,000	438,750
The PNC Financial Services Group, Inc. (5.000% to 11-1-26, then 3 month LIBOR + 3.300%) 11/01/2026 (F)	525,000	483,000
U.S. Bancorp (5.300% to 4-15-27, then 3 month LIBOR + 2.914%) 04/15/2027 (F)	350,000	329,000
		13,617,461
Health care - 1.8%
Becton, Dickinson and Company
2.675%, 12/15/2019	266,000	263,475
3.363%, 06/06/2024	620,000	595,452
Becton, Dickinson and Company (3 month LIBOR + 1.030%) 3.377%, 06/06/2022 (E)	400,000	392,097
Elanco Animal Health, Inc.
3.912%, 08/27/2021 (D)	346,000	348,138
4.272%, 08/28/2023 (D)	170,000	169,846
4.900%, 08/28/2028 (D)	400,000	407,269
Fresenius Medical Care US Finance, Inc. 5.750%, 02/15/2021 (D)	75,000	77,250
HCA, Inc.
4.250%, 10/15/2019	485,000	483,788
6.500%, 02/15/2020	1,890,000	1,937,250
Hologic, Inc. 4.375%, 10/15/2025 (D)	487,000	452,910
Medtronic Global Holdings SCA 1.700%, 03/28/2019	475,000	473,778
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Medtronic, Inc. 2.500%, 03/15/2020	$275,000	$273,557
Teleflex, Inc.
4.625%, 11/15/2027	360,000	333,900
4.875%, 06/01/2026	331,000	316,105
		6,524,815
Industrials - 1.2%
3M Company 3.000%, 09/14/2021	245,000	246,970
Caterpillar Financial Services Corp. 2.250%, 12/01/2019	225,000	223,382
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 05/10/2021	102,996	106,313
Continental Airlines 2012-1 Class A Pass Through Trust 4.150%, 10/11/2025	182,324	182,598
Delta Air Lines 2009-1 Class A Pass Through Trust 7.750%, 06/17/2021	55,192	56,853
Delta Air Lines 2011-1 Class A Pass Through Trust 5.300%, 10/15/2020	55,491	55,685
Fortive Corp. 1.800%, 06/15/2019	5,000	4,940
Lennox International, Inc. 3.000%, 11/15/2023	90,000	84,685
Northrop Grumman Corp. 2.550%, 10/15/2022	630,000	610,188
Roper Technologies, Inc.
3.650%, 09/15/2023	420,000	420,277
4.200%, 09/15/2028	350,000	346,727
Sensata Technologies BV
5.000%, 10/01/2025 (D)	325,000	305,500
5.625%, 11/01/2024 (D)	90,000	88,650
Sensata Technologies UK Financing Company PLC 6.250%, 02/15/2026 (D)	200,000	201,000
Trinity Acquisition PLC 4.400%, 03/15/2026	270,000	268,432
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	131,531	136,923
US Airways 2012-2 Class A Pass Through Trust 4.625%, 12/03/2026	16,334	16,535
US Airways 2012-2 Class B Pass Through Trust 6.750%, 12/03/2022	54,188	56,605
US Airways 2013-1 Class A Pass Through Trust 3.950%, 05/15/2027	179,587	178,007
US Airways 2013-1 Class B Pass Through Trust 5.375%, 05/15/2023	57,637	58,611
Waste Connections, Inc. 4.250%, 12/01/2028	160,000	163,602
Welbilt, Inc. 9.500%, 02/15/2024	342,000	365,940
Xylem, Inc.
3.250%, 11/01/2026	75,000	71,308
4.875%, 10/01/2021	60,000	61,951
		4,311,682

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology - 1.2%
Amphenol Corp.
2.200%, 04/01/2020	$285,000	$280,745
3.200%, 04/01/2024	140,000	135,740
Apple, Inc. 1.500%, 09/12/2019	1,160,000	1,149,830
Fiserv, Inc.
2.700%, 06/01/2020	580,000	575,603
3.800%, 10/01/2023	240,000	241,479
4.200%, 10/01/2028	240,000	239,668
Solera LLC 10.500%, 03/01/2024 (D)	1,425,000	1,517,625
		4,140,690
Materials - 0.7%
Ecolab, Inc. 2.000%, 01/14/2019	205,000	204,922
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (D)	440,000	419,100
5.750%, 10/15/2020	1,322,832	1,319,525
6.875%, 02/15/2021	301,487	301,487
Reynolds Group Issuer, Inc. (3 month LIBOR + 3.500%) 5.936%, 07/15/2021 (D)(E)	195,000	194,269
		2,439,303
Real estate - 0.8%
American Tower Corp. 3.300%, 02/15/2021	320,000	318,154
Camden Property Trust 4.100%, 10/15/2028	50,000	50,652
Crown Castle International Corp.
4.875%, 04/15/2022	400,000	411,575
5.250%, 01/15/2023	950,000	986,449
SBA Communications Corp. 4.875%, 07/15/2022	1,010,000	992,325
		2,759,155
Utilities - 1.8%
American Electric Power Company, Inc.
3.650%, 12/01/2021	75,000	75,560
4.300%, 12/01/2028	280,000	284,689
Berkshire Hathaway Energy Company 2.400%, 02/01/2020	260,000	258,273
Dominion Energy, Inc. 2.962%, 07/01/2019	65,000	64,770
DTE Energy Company
3.700%, 08/01/2023	200,000	198,587
3.800%, 03/15/2027	700,000	683,353
Edison International 2.125%, 04/15/2020	475,000	462,324
Eversource Energy
2.750%, 03/15/2022	275,000	269,034
2.900%, 10/01/2024	175,000	167,701
3.300%, 01/15/2028	433,000	410,921
3.800%, 12/01/2023	125,000	126,196
4.250%, 04/01/2029	205,000	208,832
NiSource, Inc.
3.490%, 05/15/2027	585,000	558,545
4.375%, 05/15/2047	430,000	400,582
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) 06/15/2023 (D)(F)	575,000	534,750
NSTAR Electric Company 3.200%, 05/15/2027	360,000	351,107
The Southern Company 1.850%, 07/01/2019	230,000	228,876
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Virginia Electric & Power Company
3.150%, 01/15/2026	$125,000	$120,773
3.500%, 03/15/2027	330,000	325,171
Wisconsin Public Service Corp. 3.350%, 11/21/2021	200,000	201,943
Xcel Energy, Inc. 4.000%, 06/15/2028	340,000	344,089
		6,276,076
TOTAL CORPORATE BONDS (Cost $76,154,997)		$74,372,629
TERM LOANS (G) – 2.8%
Communication services – 0.3%
Crown Subsea Communications Holding, Inc., Term Loan B (1 month LIBOR + 6.000%) 8.349%, 11/02/2025	65,000	62,319
Formula One Management, Ltd., 2018 USD Term Loan (1 month LIBOR + 2.500%) 5.022%, 02/01/2024	425,000	400,915
Zayo Group LLC, 2017 Incremental Term Loan (1 month LIBOR + 2.250%) 4.772%, 01/19/2024	425,000	406,028
Zayo Group LLC, Term Loan B TBD 01/19/2021 (H)	235,000	228,392
		1,097,654
Consumer staples – 0.0%
Prestige Brands, Inc., Term Loan B4 (1 month LIBOR + 2.000%) 4.522%, 01/26/2024	31,679	30,423
Energy – 0.2%
BCP Raptor LLC, Term Loan B (2 month LIBOR + 4.250%) 6.869%, 06/24/2024	616,928	574,514
Financials – 1.1%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%) 5.240%, 04/25/2025	2,705,278	2,548,886
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.750%) 6.272%, 10/01/2025	1,390,000	1,320,500
		3,869,386
Health care – 0.3%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.750%) 5.272%, 03/01/2024	704,846	666,961
NVA Holdings, Inc., Term Loan B3 (1 month LIBOR + 2.750%) 5.272%, 02/02/2025	332,915	312,940
		979,901
Industrials – 0.4%
Institutional Shareholder Services, Inc., 2017 1st Lien Term Loan (3 month LIBOR + 3.750%) 6.553%, 10/16/2024	77,138	75,016
Institutional Shareholder Services, Inc., 2017 Delayed Draw Term Loan (3 month LIBOR + 3.750%) 6.521%, 10/16/2024	7,030	6,837
Trans Union LLC, 2018 Term Loan B4 (1 month LIBOR + 2.000%) 4.522%, 06/19/2025	572,125	550,670

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G)(continued)
Industrials (continued)
Trans Union LLC, Term Loan A2 (1 month LIBOR + 1.750%) 4.272%, 08/09/2022	$810,737	$779,321
		1,411,844
Information technology – 0.4%
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%) 5.530%, 04/26/2024	421,701	399,562
Kronos, Inc., 2017 Term Loan B (2 and 3 month LIBOR + 3.000%) 5.541%, 11/01/2023	891,379	845,322
Vantiv LLC, 2018 Term Loan A5 (1 month LIBOR + 1.500%) 3.940%, 01/16/2023	259,875	254,807
		1,499,691
Materials – 0.1%
HB Fuller Company, 2017 Term Loan B (1 month LIBOR + 2.000%) 4.470%, 10/20/2024	237,537	222,929
TOTAL TERM LOANS (Cost $10,182,323)		$9,686,342
ASSET BACKED SECURITIES - 0.4%
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (D)	513,500	503,112
Domino's Pizza Master Issuer LLC Series 2018-1A, Class A2I 4.116%, 07/25/2048 (D)	487,550	481,002
Wendy's Funding LLC Series 2018-1A, Class A2I 3.573%, 03/15/2048 (D)	329,670	315,936
TOTAL ASSET BACKED SECURITIES (Cost $1,317,685)		$1,300,050
SECURITIES LENDING COLLATERAL – 0.5%
John Hancock Collateral Trust, 2.4078% (I)(J)	192,039	1,921,001
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,920,855)		$1,921,001
SHORT-TERM INVESTMENTS – 1.6%
Money market funds – 0.4%
T. Rowe Price Government Reserve Fund, 2.4366% (I)	1,246,483	1,246,483
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 1.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $4,389,317 on 1-2-19, collateralized by $4,550,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $4,477,177, including interest)	$4,389,000	$4,389,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,635,483)		$5,635,483
Total Investments (Capital Appreciation Value Trust) (Cost $339,368,042) – 100.4%		$354,945,240
Other assets and liabilities, net – (0.4%)		(1,460,558)
TOTAL NET ASSETS – 100.0%		$353,484,682
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The rate shown is the annualized seven-day yield as of 12-31-18.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls

Citigroup Global Markets, Inc.	Abbott Laboratories	USD	65.00	Jan 2019	154	15,400	$ 36,449	$ (112,438)
Citigroup Global Markets, Inc.	Abbott Laboratories	USD	67.50	Jan 2019	124	12,400	16,232	(62,531)
Deutsche Bank Securities, Inc.	Abbott Laboratories	USD	67.50	Jan 2019	65	6,500	11,927	(32,779)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	11	1,100	66,283	(183)
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Credit Suisse Securities (USA) LLC	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	4	400	$ 20,748	$ (67)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,260.00	Jan 2019	2	200	10,739	(33)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,300.00	Jan 2020	6	600	36,944	(23,625)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,340.00	Jan 2020	5	500	40,113	(15,895)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,400.00	Jan 2020	5	500	31,273	(11,408)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class A	USD	1,500.00	Jan 2020	4	400	17,036	(5,131)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	37,260	(133)
Credit Suisse Securities (USA) LLC	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	38,176	(134)
Citigroup Global Markets, Inc.	Alphabet, Inc., Class C	USD	1,260.00	Jan 2019	5	500	25,537	(5)
Citigroup Global Markets, Inc.	Amazon.com, Inc.	USD	2,000.00	Jan 2019	5	500	45,292	(2)
Citigroup Global Markets, Inc.	Amazon.com, Inc.	USD	2,300.00	Jan 2020	6	600	63,568	(20,807)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,500.00	Jan 2020	2	200	24,705	(4,159)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,600.00	Jan 2020	2	200	20,545	(3,218)
Credit Suisse Securities (USA) LLC	Amazon.com, Inc.	USD	2,700.00	Jan 2020	3	300	25,663	(3,734)
Citigroup Global Markets, Inc.	American Electric Power Company, Inc.	USD	82.50	Jan 2020	35	3,500	11,162	(8,411)
Citigroup Global Markets, Inc.	American Electric Power Company, Inc.	USD	85.00	Jan 2020	35	3,500	8,495	(6,197)
Credit Suisse Securities (USA) LLC	American Tower Corp.	USD	155.00	Jan 2019	31	3,100	11,354	(16,924)
JPMorgan Clearing Corp.	American Tower Corp.	USD	155.00	Jan 2019	34	3,400	12,174	(18,562)
JPMorgan Clearing Corp.	American Tower Corp.	USD	160.00	Jan 2019	34	3,400	17,476	(8,766)
JPMorgan Clearing Corp.	American Tower Corp.	USD	165.00	Jan 2019	33	3,300	12,625	(3,094)
Credit Suisse International	American Tower Corp.	USD	170.00	Jan 2020	28	2,800	29,962	(27,848)
Credit Suisse International	American Tower Corp.	USD	175.00	Jan 2020	28	2,800	24,230	(22,779)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	260.00	Jan 2019	20	2,000	15,931	(16,517)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	270.00	Jan 2019	26	2,600	25,249	(8,615)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	270.00	Jan 2019	20	2,000	10,197	(6,627)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	300.00	Jan 2020	14	1,400	25,438	(17,534)
Citigroup Global Markets, Inc.	Anthem, Inc.	USD	310.00	Jan 2020	14	1,400	19,838	(13,601)
Credit Suisse Securities (USA) LLC	Apple, Inc.	USD	200.00	Jan 2019	93	9,300	62,048	(33)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	1,900.00	Jan 2019	2	200	28,423	(984)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,000.00	Jan 2019	2	200	21,859	(178)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,300.00	Jan 2019	4	400	28,086	(1)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,100.00	Jan 2020	1	100	12,618	(9,111)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,125.00	Jan 2020	1	100	11,848	(8,480)
The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Citigroup Global Markets, Inc.	Booking Holdings, Inc.	USD	2,200.00	Jan 2020	1	100	$ 9,898	$ (6,797)
Goldman Sachs & Company	Duke Energy Corp.	USD	85.00	Jan 2020	92	9,200	23,348	(61,308)
Goldman Sachs & Company	Duke Energy Corp.	USD	90.00	Jan 2020	93	9,300	12,060	(40,888)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Duke Energy Corp.	USD	100.00	Jan 2020	49	4,900	8,665	(8,071)
Citigroup Global Markets, Inc.	Enterprise Products Partners LP	USD	30.00	Jan 2019	343	34,300	27,943	—
Citigroup Global Markets, Inc.	Facebook, Inc., Class A	USD	180.00	Jan 2019	63	6,300	68,247	(15)
Citigroup Global Markets, Inc.	Facebook, Inc., Class A	USD	200.00	Jan 2019	20	2,000	12,836	—
Citigroup Global Markets, Inc.	Intercontinental Exchange, Inc.	USD	80.00	Jan 2019	134	13,400	36,024	(1,736)
JPMorgan Clearing Corp.	Intuit, Inc.	USD	190.00	Jan 2019	57	5,700	51,562	(57,066)
Goldman Sachs & Company	Intuit, Inc.	USD	260.00	Jan 2020	4	400	5,297	(1,991)
Goldman Sachs & Company	Intuit, Inc.	USD	270.00	Jan 2020	4	400	4,324	(1,499)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	180.00	Jan 2019	9	900	10,209	(9,926)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	180.00	Jan 2019	29	2,900	37,299	(31,984)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	185.00	Jan 2019	8	800	7,693	(6,198)
Goldman Sachs & Company	Mastercard, Inc., Class A	USD	185.00	Jan 2019	29	2,900	31,292	(22,466)
Citigroup Global Markets, Inc.	McDonald's Corp.	USD	195.00	Jan 2020	26	2,600	26,124	(19,555)
Credit Suisse Securities (USA) LLC	McDonald's Corp.	USD	195.00	Jan 2020	11	1,100	8,330	(8,274)
Citigroup Global Markets, Inc.	McDonald's Corp.	USD	200.00	Jan 2020	26	2,600	21,564	(15,704)
Credit Suisse Securities (USA) LLC	McDonald's Corp.	USD	200.00	Jan 2020	10	1,000	6,156	(6,040)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	100.00	Jan 2019	111	11,100	48,426	(45,907)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	105.00	Jan 2019	43	4,300	19,542	(7,267)
RBC Capital Markets LLC	Microsoft Corp.	USD	105.00	Jan 2019	51	5,100	16,779	(8,619)
Deutsche Bank Securities, Inc.	Microsoft Corp.	USD	110.00	Jan 2019	195	19,500	57,652	(9,616)
JPMorgan Clearing Corp.	Microsoft Corp.	USD	110.00	Jan 2019	43	4,300	13,631	(2,121)
RBC Capital Markets LLC	Microsoft Corp.	USD	110.00	Jan 2019	52	5,200	11,076	(2,564)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	125.00	Jan 2020	40	4,000	29,340	(16,775)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	130.00	Jan 2020	41	4,100	24,129	(13,262)
Citigroup Global Markets, Inc.	Microsoft Corp.	USD	135.00	Jan 2020	41	4,100	18,799	(10,157)
Credit Suisse International	NextEra Energy, Inc.	USD	200.00	Jan 2020	102	10,200	47,666	(36,357)
Goldman Sachs & Company	Texas Instruments, Inc.	USD	125.00	Jan 2019	64	6,400	28,182	—
Goldman Sachs & Company	Texas Instruments, Inc.	USD	130.00	Jan 2019	65	6,500	20,973	—
Goldman Sachs & Company	Texas Instruments, Inc.	USD	130.00	Jan 2020	8	800	5,806	(1,277)
Citigroup Global Markets, Inc.	The PNC Financial Services Group, Inc.	USD	130.00	Jan 2019	125	12,500	35,936	(1,886)
Credit Suisse Securities (USA) LLC	The PNC Financial Services Group, Inc.	USD	165.00	Jan 2019	86	8,600	30,702	—
The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Citigroup Global Markets, Inc.	The PNC Financial Services Group, Inc.	USD	180.00	Jan 2019	8	800	$ 4,176	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Thermo Fisher Scientific, Inc.	USD	230.00	Jan 2019	33	3,300	32,671	$ (10,297)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Thermo Fisher Scientific, Inc.	USD	240.00	Jan 2019	34	3,400	23,229	(2,825)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	260.00	Jan 2019	24	2,400	19,621	(6,799)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	270.00	Jan 2019	93	9,300	54,636	(8,711)
Citigroup Global Markets, Inc.	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	20	2,000	36,340	(22,131)
Goldman Sachs & Company	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	9	900	16,471	(9,959)
Citigroup Global Markets, Inc.	UnitedHealth Group, Inc.	USD	300.00	Jan 2020	28	2,800	41,111	(24,030)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2019	21	2,100	12,960	(56,982)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	110.00	Jan 2019	21	2,100	9,578	(46,650)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	115.00	Jan 2019	21	2,100	6,888	(36,437)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	58	5,800	22,693	(75,038)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	125.00	Jan 2019	56	5,600	20,292	(47,320)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	135.00	Jan 2019	85	8,500	36,266	(19,301)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	140.00	Jan 2019	43	4,300	18,576	(4,426)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	140.00	Jan 2019	38	3,800	17,746	(3,911)
Citigroup Global Markets, Inc.	Visa, Inc., Class A	USD	150.00	Jan 2019	137	13,700	72,054	(1,079)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	150.00	Jan 2020	33	3,300	30,571	(24,582)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	155.00	Jan 2020	33	3,300	24,836	(19,565)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	160.00	Jan 2020	54	5,400	37,267	(25,144)
Credit Suisse Securities (USA) LLC	Visa, Inc., Class A	USD	165.00	Jan 2020	20	2,000	13,364	(7,219)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	95.00	Jan 2019	7	700	1,344	(517)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	95.00	Jan 2019	85	8,500	14,911	(6,279)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	100.00	Jan 2020	51	5,100	18,517	(24,645)
Citigroup Global Markets, Inc.	Yum! Brands, Inc.	USD	105.00	Jan 2020	51	5,100	10,996	(16,514)
							$2,372,127	$(1,446,231)
Derivatives Currency Abbreviations
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 95.9%
Brazil - 5.7%
Aliansce Shopping Centers SA	11,650	$57,480
Banco BTG Pactual SA	2,000	12,159
Banco do Brasil SA	76,083	910,818
BrasilAgro - Co Brasileira de Propriedades Agricolas	6,700	26,945
Camil Alimentos SA	10,600	19,291
Construtora Tenda SA	5,562	45,993
Cosan SA	13,942	120,385
CSU Cardsystem SA	9,300	16,515
Duratex SA	38,785	118,287
Embraer SA	35,407	197,941
Fibria Celulose SA	24,998	435,832
Fibria Celulose SA, ADR	40,591	698,571
Gerdau SA	12,229	38,555
International Meal Company Alimentacao SA	26,600	48,661
Iochpe Maxion SA	11,411	70,031
JBS SA	131,461	392,708
JHSF Participacoes SA (A)	56,500	27,924
Kroton Educacional SA	88,611	202,434
LOG Commercial Properties e Participacoes SA (A)	2,005	9,322
Magnesita Refratarios SA (A)	19,650	279,863
Movida Participacoes SA	6,100	13,513
MRV Engenharia e Participacoes SA	27,789	88,438
Petro Rio SA (A)	1,093	27,927
Petroleo Brasileiro SA	346,217	2,262,647
QGEP Participacoes SA	16,860	40,592
Restoque Comercio e Confeccoes de Roupas SA	2,875	19,827
Santos Brasil Participacoes SA	30,300	33,053
Sao Carlos Empreendimentos e Participacoes SA (A)	7,005	58,738
Ser Educacional SA (B)	3,700	14,833
Sul America SA	7,143	52,646
Tupy SA	9,951	51,620
Usinas Siderurgicas de Minas Gerais SA	27,838	82,251
Vale SA	409,356	5,366,369
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,359	52,692
		11,894,861
Chile - 1.9%
Besalco SA	41,753	36,751
CAP SA	12,755	111,839
Cementos BIO BIO SA	16,447	21,355
Cencosud SA	441,562	796,757
Cia Pesquera Camanchaca SA (A)	214,992	23,704
Cristalerias de Chile SA	23,748	195,113
Empresa Nacional de Telecomunicaciones SA	27,432	214,037
Empresas CMPC SA	173,019	550,096
Empresas COPEC SA	26,706	321,338
Empresas Hites SA	46,731	31,290
Empresas La Polar SA (A)	906,054	42,022
Enel Americas SA	2,001,220	352,553
Grupo Security SA	147,513	61,852
Inversiones Aguas Metropolitanas SA	17,775	25,906
Itau CorpBanca	22,289,135	208,989
Latam Airlines Group SA	8,298	82,841
Masisa SA	1,093,187	58,486
PAZ Corp. SA	60,804	85,181
Ripley Corp. SA	242,158	202,101
Salfacorp SA	102,330	145,196
Sigdo Koppers SA	50,989	76,721
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chile (continued)
SMU SA (A)	84,625	$23,220
Sociedad Matriz SAAM SA	1,753,577	151,035
Socovesa SA	194,045	110,054
Vina Concha y Toro SA	15,068	29,187
		3,957,624
China - 11.1%
361 Degrees International, Ltd.	140,000	29,066
Agile Group Holdings, Ltd.	93,000	109,713
Agricultural Bank of China, Ltd., H Shares	1,035,000	453,327
Air China, Ltd., H Shares	116,000	100,403
Aluminum Corp. of China, Ltd., H Shares (A)	200,000	64,001
Angang Steel Company, Ltd., H Shares	52,000	35,872
Anton Oilfield Services Group (A)	238,000	23,718
Asia Cement China Holdings Corp.	53,500	37,516
AVIC International Holdings, Ltd., H Shares (C)	90,000	47,025
BAIC Motor Corp., Ltd., H Shares (B)	113,000	59,778
Bank of China, Ltd., H Shares	3,626,694	1,563,477
Bank of Chongqing Company, Ltd., H Shares	69,500	39,606
Bank of Communications Company, Ltd., H Shares	254,876	199,015
Baoye Group Company, Ltd., H Shares (A)	70,000	38,871
BBMG Corp., H Shares	112,000	35,270
Beijing North Star Company, Ltd., H Shares	182,000	51,822
Boyaa Interactive International, Ltd. (A)	126,000	19,433
Cabbeen Fashion, Ltd.	40,000	9,954
Central China Real Estate, Ltd.	205,732	75,883
Changshouhua Food Company, Ltd.	30,000	11,654
Chaowei Power Holdings, Ltd.	145,000	56,041
China Aoyuan Group, Ltd.	56,000	35,488
China BlueChemical, Ltd., H Shares	158,000	49,640
China Cinda Asset Management Company, Ltd., H Shares	419,000	101,554
China CITIC Bank Corp., Ltd., H Shares	276,775	167,916
China Coal Energy Company, Ltd., H Shares	74,000	29,112
China Communications Construction Company, Ltd., H Shares	255,000	240,423
China Communications Services Corp., Ltd., H Shares	63,200	52,401
China Construction Bank Corp., H Shares	6,306,000	5,163,689
China Dongxiang Group Company, Ltd.	530,000	81,134
China Eastern Airlines Corp., Ltd., H Shares	78,000	43,265
China Electronics Optics Valley Union Holding Company, Ltd.	404,000	22,199
China Energy Engineering Corp., Ltd., H Shares	292,000	36,919
China Everbright Bank Company, Ltd., H Shares	119,000	51,567
China Galaxy Securities Company, Ltd., H Shares	97,500	44,035
China Harmony New Energy Auto Holding, Ltd. (C)	105,500	39,686
China Hongqiao Group, Ltd.	249,000	141,600
China Huarong Asset Management Company, Ltd., H Shares (B)	602,000	109,887
China Huiyuan Juice Group, Ltd. (A)(D)	212,500	49,336
China Lesso Group Holdings, Ltd.	91,000	45,496
China Machinery Engineering Corp., H Shares	106,000	50,169

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Minsheng Banking Corp., Ltd., H Shares	277,900	$191,672
China National Building Material Company, Ltd., H Shares	245,450	167,952
China Oilfield Services, Ltd., H Shares	60,000	51,635
China Oriental Group Company, Ltd.	56,000	33,379
China Petroleum & Chemical Corp., ADR	15,616	1,102,492
China Petroleum & Chemical Corp., H Shares	434,000	309,360
China Railway Construction Corp., Ltd., H Shares	112,165	155,794
China Railway Group, Ltd., H Shares	164,000	149,433
China Reinsurance Group Corp., H Shares	193,000	39,432
China Rundong Auto Group, Ltd. (A)(B)	26,000	9,868
China Saite Group Company, Ltd. (A)	296,000	13,962
China Sanjiang Fine Chemicals Company, Ltd.	105,000	25,246
China SCE Group Holdings, Ltd.	140,200	51,101
China Shenhua Energy Company, Ltd., H Shares	204,000	444,913
China Silver Group, Ltd. (A)(C)	320,000	30,255
China Southern Airlines Company, Ltd., H Shares (C)	88,000	53,958
China Taifeng Beddings Holdings, Ltd. (A)(D)	204,000	28,136
China XLX Fertiliser, Ltd.	115,000	37,755
China ZhengTong Auto Services Holdings, Ltd.	62,000	36,938
China Zhongwang Holdings, Ltd.	106,400	47,115
Chongqing Rural Commercial Bank Company, Ltd., H Shares	136,000	72,884
CNOOC, Ltd.	1,306,000	2,011,662
Cogobuy Group (A)(B)	74,000	24,999
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	50,000	24,904
CT Environmental Group, Ltd.	164,000	6,592
Ctrip.com International, Ltd., ADR (A)	14,950	404,547
Dalian Port PDA Company, Ltd., H Shares	323,400	41,772
Dongfeng Motor Group Company, Ltd., H Shares	86,000	78,164
Dongyue Group, Ltd.	81,000	41,775
E-Commodities Holdings, Ltd.	348,000	16,037
Everbright Securities Company, Ltd., H Shares (B)	25,600	22,811
Evergreen International Holdings, Ltd. (A)	122,000	7,711
Fosun International, Ltd.	373,960	544,988
Fufeng Group, Ltd. (A)(C)	334,200	141,366
GF Securities Company, Ltd., H Shares	39,000	52,815
GOME Retail Holdings, Ltd. (A)(C)	1,349,000	111,843
Grand Baoxin Auto Group, Ltd.	69,500	19,594
Great Wall Motor Company, Ltd., H Shares	174,500	100,326
Greentown China Holdings, Ltd.	57,500	43,242
Guangdong Yueyun Transportation Company, Ltd., H Shares	30,000	11,530
Guangshen Railway Company, Ltd., ADR	5,266	98,211
Guangzhou Automobile Group Company, Ltd., H Shares (C)	62,000	61,812
Guangzhou R&F Properties Company, Ltd., H Shares	54,800	82,925
Guorui Properties, Ltd.	84,000	21,297
Haitong Securities Company, Ltd., H Shares	110,400	105,411
Harbin Bank Company, Ltd., H Shares (B)	203,000	46,867
Hilong Holding, Ltd.	119,000	10,967
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Honworld Group, Ltd. (B)	56,000	$21,912
Hopefluent Group Holdings, Ltd.	46,000	13,064
Huaneng Renewables Corp., Ltd., H Shares	350,000	94,066
Huatai Securities Company, Ltd., H Shares (B)	40,000	63,272
Huishang Bank Corp., Ltd., H Shares	91,300	39,608
Hydoo International Holding, Ltd. (A)	388,000	24,743
Industrial & Commercial Bank of China, Ltd., H Shares	3,793,000	2,697,809
Inner Mongolia Yitai Coal Company, Ltd., H Shares	14,200	10,142
Jiangxi Copper Company, Ltd., H Shares	43,000	50,535
JinkoSolar Holding Company, Ltd., ADR (A)(C)	3,756	37,147
Kaisa Group Holdings, Ltd. (A)	235,000	74,969
Kangda International Environmental Company, Ltd. (A)(B)	209,000	17,320
KWG Group Holdings, Ltd. (A)	58,513	51,844
Legend Holdings Corp., H Shares (B)	88,200	230,771
Lianhua Supermarket Holdings Company, Ltd., H Shares (A)	114,000	17,442
Lonking Holdings, Ltd.	190,000	49,091
Maanshan Iron & Steel Company, Ltd., H Shares	112,000	49,413
Maoye International Holdings, Ltd.	426,000	28,859
Metallurgical Corp. of China, Ltd., H Shares	185,000	44,413
Modern Land China Company, Ltd.	176,400	21,555
NVC Lighting Holding, Ltd.	267,000	16,685
PetroChina Company, Ltd., H Shares	1,494,000	927,022
PICC Property & Casualty Company, Ltd., H Shares	316,000	322,436
Poly Culture Group Corp., Ltd., H Shares	22,400	29,270
Postal Savings Bank of China Company, Ltd., H Shares (B)	46,000	24,227
Powerlong Real Estate Holdings, Ltd.	122,000	48,055
Qingling Motors Company, Ltd., H Shares	164,000	42,348
Qunxing Paper Holdings Company, Ltd. (A)(D)	634,371	0
Regal International Airport Group Company, Ltd.	47,000	38,249
Renhe Commercial Holdings Company, Ltd. (A)	3,346,000	115,414
Ronshine China Holdings, Ltd. (A)	33,000	38,910
Sany Heavy Equipment International Holdings Company, Ltd.	156,000	53,244
Semiconductor Manufacturing International Corp. (A)(C)	105,000	91,545
Semiconductor Manufacturing International Corp., ADR (A)	7,675	32,849
Shandong Chenming Paper Holdings, Ltd., H Shares	42,500	24,281
Shanghai Electric Group Company, Ltd., H Shares	96,000	30,707
Shanghai Jin Jiang International Hotels Group Company, Ltd., H Shares	106,000	25,660
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	26,200	53,200
Shanghai Prime Machinery Company, Ltd., H Shares (A)	222,000	29,701
Shenguan Holdings Group, Ltd. (A)	90,000	5,180
Shui On Land, Ltd.	171,461	38,180
Sino-Ocean Group Holding, Ltd.	151,473	66,800

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sinopec Engineering Group Company, Ltd., H Shares	58,500	$48,018
Sinotrans, Ltd., H Shares	132,000	57,268
Sinotruk Hong Kong, Ltd.	42,000	63,320
SOHO China, Ltd. (A)	103,500	36,964
Springland International Holdings, Ltd.	197,000	39,005
Sunshine 100 China Holdings, Ltd. (A)(B)	77,000	36,393
Tenwow International Holdings, Ltd. (A)(D)	121,000	5,872
Trigiant Group, Ltd.	154,000	20,565
West China Cement, Ltd.	270,000	36,620
Xiamen International Port Company, Ltd., H Shares	410,000	60,191
Xingda International Holdings, Ltd.	231,505	70,683
Xingfa Aluminium Holdings, Ltd.	29,000	17,980
Xinjiang Xinxin Mining Industry Company, Ltd., H Shares (A)	243,000	19,163
Yanzhou Coal Mining Company, Ltd., H Shares	112,000	90,456
YuanShengTai Dairy Farm, Ltd. (A)	482,000	10,286
Yuzhou Properties Company, Ltd.	468,471	193,342
Zhejiang Glass Company, Ltd., H Shares (A)(D)	162,000	0
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	112,600	40,546
		23,343,019
Colombia - 0.7%
Almacenes Exito SA	83,692	319,563
Cementos Argos SA	8,844	18,954
Grupo Argos SA	114,408	595,380
Grupo de Inversiones Suramericana SA	48,389	478,600
Grupo Nutresa SA	3,271	23,670
		1,436,167
Czech Republic - 0.5%
CEZ AS	41,580	991,192
Greece - 0.0%
Ellaktor SA (A)	65,037	92,651
Intracom Holdings SA (A)	3,908	2,860
		95,511
Hong Kong - 4.9%
Ajisen China Holdings, Ltd.	123,000	34,336
AMVIG Holdings, Ltd.	104,000	23,830
Anxin-China Holdings, Ltd. (A)(D)	1,648,000	0
Asian Citrus Holdings, Ltd. (A)(D)	249,000	10,971
Beijing Enterprises Clean Energy Group, Ltd. (A)	600,000	8,516
Beijing Enterprises Holdings, Ltd.	17,500	92,793
Beijing Properties Holdings, Ltd. (A)	366,000	11,226
C C Land Holdings, Ltd.	344,126	83,040
Capital Environment Holdings, Ltd. (A)	1,184,000	26,068
Carrianna Group Holdings Company, Ltd.	182,675	20,328
CECEP COSTIN New Materials Group, Ltd. (A)(D)	348,000	0
Century Sunshine Group Holdings, Ltd. (A)	165,000	4,087
CGN New Energy Holdings Company, Ltd.	278,000	38,295
China Aerospace International Holdings, Ltd.	417,200	26,139
China Agri-Industries Holdings, Ltd.	104,300	37,148
China Everbright, Ltd.	46,000	81,535
China Fiber Optic Network System Group, Ltd. (A)(D)	150,800	5,392
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China High Precision Automation Group, Ltd. (A)(D)	18,000	$2,850
China Jinmao Holdings Group, Ltd.	172,000	77,437
China Longevity Group Company, Ltd. (A)(D)	93,000	4,881
China Lumena New Materials Corp. (A)(C)(D)	2,036,000	0
China Merchants Land, Ltd. (A)	260,000	36,489
China Merchants Port Holdings Company, Ltd.	48,064	86,420
China Mobile, Ltd.	365,000	3,531,958
China New Town Development Company, Ltd.	810,165	20,726
China Oil & Gas Group, Ltd. (A)	1,020,000	69,120
China Overseas Grand Oceans Group, Ltd.	122,500	40,119
China Overseas Land & Investment, Ltd.	224,000	772,310
China Resources Land, Ltd.	218,000	838,575
China Singyes Solar Technologies Holdings, Ltd. (C)(D)	137,400	37,726
China South City Holdings, Ltd.	340,000	48,169
China State Construction International Holdings, Ltd.	118,000	93,857
China Travel International Investment Hong Kong, Ltd.	188,000	50,170
China Unicom Hong Kong, Ltd.	408,000	434,686
China Vast Industrial Urban Development Company, Ltd. (B)	36,000	16,901
Chu Kong Shipping Enterprises Group Company, Ltd.	86,000	19,655
CITIC Resources Holdings, Ltd.	598,000	47,290
CITIC, Ltd.	162,130	254,411
Clear Media, Ltd.	35,000	27,382
Concord New Energy Group, Ltd.	1,640,000	64,853
COSCO SHIPPING International Hong Kong Company, Ltd.	59,625	20,471
COSCO SHIPPING Ports, Ltd.	114,021	112,096
Dah Chong Hong Holdings, Ltd.	114,000	39,320
Dynasty Fine Wines Group, Ltd. (A)(D)	330,000	0
Far East Horizon, Ltd.	137,000	138,336
GCL New Energy Holdings, Ltd. (A)	1,230,000	46,504
GCL-Poly Energy Holdings, Ltd. (A)(C)	717,000	43,486
Gemdale Properties & Investment Corp., Ltd.	778,000	73,494
Goldlion Holdings, Ltd.	75,000	29,481
Hi Sun Technology China, Ltd. (A)	375,000	48,211
HKC Holdings, Ltd.	29,206	25,775
Hopson Development Holdings, Ltd.	118,000	97,705
Hua Han Health Industry Holdings, Ltd. (A)(D)	1,120,000	30,322
Joy City Property, Ltd.	328,000	35,566
Ju Teng International Holdings, Ltd.	158,000	42,688
Kingboard Holdings, Ltd.	43,130	115,060
Lai Fung Holdings, Ltd.	11,200	13,595
Lee & Man Paper Manufacturing, Ltd. (C)	95,000	80,398
Min Xin Holdings, Ltd.	46,000	32,743
Mingyuan Medicare Development Company, Ltd. (A)(D)	1,300,000	0
Minmetals Land, Ltd.	438,000	73,107
New World Department Store China, Ltd. (A)	175,000	38,667
Nine Dragons Paper Holdings, Ltd.	156,000	144,107
Overseas Chinese Town Asia Holdings, Ltd.	52,000	15,246
Poly Property Group Company, Ltd.	139,453	43,615
Pou Sheng International Holdings, Ltd.	513,000	98,902

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
REXLot Holdings, Ltd. (A)	2,175,000	$6,146
Seaspan Corp. (C)	11,878	93,005
Shanghai Industrial Holdings, Ltd.	19,000	38,412
Shanghai Industrial Urban Development Group, Ltd.	271,000	43,928
Shanghai Zendai Property, Ltd. (A)	765,000	12,597
Shenzhen Investment, Ltd.	155,571	51,424
Shimao Property Holdings, Ltd.	353,500	941,516
Silver Grant International Industries, Ltd. (A)	160,000	31,270
Sino Oil And Gas Holdings, Ltd. (A)	245,000	2,958
Sinopec Kantons Holdings, Ltd.	66,000	29,185
Sinotrans Shipping, Ltd. (D)	356,500	122,468
Summi Group Holdings, Ltd. (A)	200,000	5,068
TCL Electronics Holdings, Ltd.	35,600	13,636
Tian An China Investment Company, Ltd.	144,000	76,482
Tianjin Port Development Holdings, Ltd. (A)	352,000	37,257
Tomson Group, Ltd.	231,714	65,391
Top Spring International Holdings, Ltd.	67,500	18,121
TPV Technology, Ltd.	105,684	16,226
Wasion Holdings, Ltd.	66,000	32,128
Xinchen China Power Holdings, Ltd. (A)	132,000	7,306
Yuexiu Property Company, Ltd.	381,542	70,118
		10,233,226
Hungary - 0.6%
MOL Hungarian Oil & Gas PLC	109,975	1,206,906
India - 12.7%
Adani Enterprises, Ltd.	100,257	230,099
Adani Gas, Ltd. (A)	81,215	116,678
Adani Green Energy, Ltd. (A)	76,295	45,687
Allcargo Logistics, Ltd.	10,467	16,308
Ambuja Cements, Ltd.	47,396	152,595
Anveshan Heavy Engineering, Ltd. (A)(D)	1,153	1,578
Apar Industries, Ltd.	2,063	19,441
Apollo Tyres, Ltd.	28,578	96,141
Arvind Fashions, Ltd. (A)(D)	6,229	88,156
Aurobindo Pharma, Ltd.	2,460	25,794
Axis Bank, Ltd. (A)	83,305	738,672
Bajaj Holdings & Investment, Ltd.	11,797	498,438
Balmer Lawrie & Company, Ltd.	15,078	43,942
Balrampur Chini Mills, Ltd. (A)	35,142	51,359
Bank of Baroda (A)	111,827	189,775
BEML, Ltd.	1,822	23,589
Bharat Electronics, Ltd.	59,808	75,149
Bharat Heavy Electricals, Ltd.	56,731	59,267
Bharti Airtel, Ltd.	166,673	744,459
Birla Corp., Ltd.	4,591	39,569
Brigade Enterprises, Ltd.	8,646	27,014
BSE, Ltd.	831	7,113
Canara Bank (A)	9,205	36,171
Ceat, Ltd.	2,623	49,019
CG Power and Industrial Solutions, Ltd. (A)	58,203	37,454
Chambal Fertilizers & Chemicals, Ltd.	24,429	51,825
Chennai Super Kings Cricket, Ltd. (A)(D)	207,315	6,681
Container Corp. of India, Ltd.	3,879	38,174
Cox & Kings Financial Service, Ltd. (A)(D)	15,714	14,653
Cox & Kings, Ltd.	24,940	59,320
Cyient, Ltd.	5,147	45,802
DB Corp., Ltd.	6,129	14,828
DCB Bank, Ltd.	23,624	57,329
DCM Shriram, Ltd.	10,563	50,961
Dewan Housing Finance Corp., Ltd.	11,383	40,466
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
DLF, Ltd.	22,284	$56,490
Dr. Reddy's Laboratories, Ltd.	13,052	489,040
EID Parry India, Ltd.	14,915	44,018
Essel Propack, Ltd.	33,792	53,176
Federal Bank, Ltd.	116,972	155,798
Finolex Industries, Ltd.	5,072	39,544
Fortis Healthcare, Ltd. (A)	97,990	196,453
Future Enterprises, Ltd. (A)	31,677	17,277
GAIL India, Ltd.	64,119	329,740
Gateway Distriparks, Ltd.	20,634	38,191
GHCL, Ltd.	6,390	22,416
Granules India, Ltd.	24,247	31,095
Grasim Industries, Ltd.	29,820	353,048
Gujarat Alkalies & Chemicals, Ltd.	3,130	24,284
Gujarat Ambuja Exports, Ltd.	7,910	27,186
Gujarat Fluorochemicals, Ltd.	5,323	69,372
Gujarat Mineral Development Corp., Ltd.	23,433	29,963
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	10,255	50,044
Gujarat Pipavav Port, Ltd.	15,449	22,772
Gujarat State Petronet, Ltd.	41,451	104,086
HBL Power Systems, Ltd.	18,476	7,593
HCL Technologies, Ltd.	3,346	46,229
HIL, Ltd.	588	17,234
Himachal Futuristic Communications, Ltd.	95,724	29,167
Himatsingka Seide, Ltd.	7,201	21,912
Hindalco Industries, Ltd.	94,380	304,508
HSIL, Ltd.	8,910	29,978
ICICI Bank, Ltd.	147,181	760,842
IDFC Bank, Ltd.	126,067	78,310
IDFC, Ltd.	67,378	42,038
IIFL Holdings, Ltd.	51,724	373,787
IL&FS Transportation Networks, Ltd. (A)	8,814	1,760
Indiabulls Real Estate, Ltd. (A)	41,734	52,026
Indian Bank (A)	13,953	48,695
Ingersoll Rand India, Ltd.	4,901	42,391
Ipca Laboratories, Ltd.	1,833	20,985
J Kumar Infraprojects, Ltd.	9,276	17,538
Jagran Prakashan, Ltd.	12,700	21,306
Jai Corp., Ltd.	10,722	17,076
Jain Irrigation Systems, Ltd.	32,039	32,058
Jaiprakash Associates, Ltd. (A)	207,878	23,055
JB Chemicals & Pharmaceuticals, Ltd.	8,851	38,616
Jindal Saw, Ltd.	29,627	35,928
Jindal Steel & Power, Ltd. (A)	19,822	46,713
JK Cement, Ltd.	3,406	34,799
JK Lakshmi Cement, Ltd.	6,513	27,514
JK Paper, Ltd.	18,859	41,191
JK Tyre & Industries, Ltd.	8,887	13,203
JM Financial, Ltd.	33,116	44,176
JMC Projects India, Ltd.	1,703	2,110
JSW Energy, Ltd. (A)	51,942	51,106
JSW Steel, Ltd.	91,738	403,682
Jubilant Life Sciences, Ltd.	11,603	117,717
Kalpataru Power Transmission, Ltd.	9,196	51,470
Kiri Industries, Ltd. (A)	2,637	16,923
Kirloskar Brothers, Ltd.	6,377	13,910
Kolte-Patil Developers, Ltd.	12,368	42,157
KPIT Technologies, Ltd.	13,384	41,745
KPR Mill, Ltd.	4,780	38,500
L&T Finance Holdings, Ltd.	47,017	102,778
Laurus Labs, Ltd. (B)	2,865	15,579
LIC Housing Finance, Ltd.	34,587	240,658
Linde India, Ltd.	5,094	49,510
Lupin, Ltd.	16,095	194,361

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Magma Fincorp, Ltd.	19,104	$30,054
Maharashtra Scooters, Ltd.	619	28,164
Maharashtra Seamless, Ltd.	6,251	43,992
Mahindra & Mahindra, Ltd.	45,583	525,103
Mahindra CIE Automotive, Ltd. (A)	17,673	65,352
Mahindra Lifespace Developers, Ltd.	9,555	53,007
Manappuram Finance, Ltd.	41,072	54,729
Max India, Ltd. (A)	21,707	26,596
McLeod Russel India, Ltd.	20,316	34,338
Merck, Ltd.	2,887	127,636
MOIL, Ltd.	15,877	38,890
Mphasis, Ltd.	13,286	194,100
Nagarjuna Fertilizers & Chemicals, Ltd. (A)	72,119	8,981
National Aluminium Company, Ltd.	86,920	82,044
Nava Bharat Ventures, Ltd.	28,327	48,724
NCC, Ltd.	25,675	32,425
Nilkamal, Ltd.	1,287	27,206
Oberoi Realty, Ltd.	4,654	29,577
Odisha Cement, Ltd. (A)	1,993	31,402
Omaxe, Ltd.	5,567	17,012
PC Jeweller, Ltd.	36,034	44,148
Persistent Systems, Ltd.	6,511	58,179
Phillips Carbon Black, Ltd.	7,735	22,905
Piramal Enterprises, Ltd.	6,745	229,386
Polyplex Corp., Ltd.	2,563	19,463
Power Finance Corp., Ltd.	90,707	139,728
Prestige Estates Projects, Ltd.	32,049	101,055
PTC India, Ltd.	31,315	41,603
Punjab National Bank (A)	43,539	48,683
Rain Industries, Ltd.	22,684	43,621
Rajesh Exports, Ltd.	8,931	73,004
Rallis India, Ltd.	9,977	25,479
Ramco Industries, Ltd.	4,270	13,643
REC, Ltd.	51,812	90,106
Redington India, Ltd.	113,586	144,368
Reliance Capital, Ltd.	10,794	35,406
Reliance Communications, Ltd. (A)	156,451	32,271
Reliance Home Finance, Ltd.	31,920	18,867
Reliance Industries, Ltd., GDR (B)	290,988	9,260,464
Reliance Power, Ltd. (A)	105,791	43,352
Sharda Cropchem, Ltd.	2,311	9,993
Shriram City Union Finance, Ltd.	2,480	55,927
Shriram Transport Finance Company, Ltd.	12,179	215,854
Sintex Plastics Technology, Ltd. (A)	15,484	5,529
Sobha, Ltd.	5,289	34,502
State Bank of India (A)	90,133	381,395
Steel Authority of India, Ltd. (A)	63,740	51,535
Sun Pharmaceutical Industries, Ltd.	7,417	45,668
Sunteck Realty, Ltd.	9,376	46,322
TAKE Solutions, Ltd.	7,707	16,386
Tamil Nadu Newsprint & Papers, Ltd.	8,715	31,943
Tata Chemicals, Ltd.	4,565	46,175
Tata Global Beverages, Ltd.	23,936	75,197
Tata Motors, Ltd. (A)	192,452	474,630
Tata Steel, Ltd.	45,303	337,766
Tech Mahindra, Ltd.	16,862	174,273
Techno Electric & Engineering Company, Ltd. (A)(D)	7,407	27,977
The Great Eastern Shipping Company, Ltd.	12,279	55,487
The Indian Hotels Company, Ltd.	22,220	46,987
The Jammu & Kashmir Bank, Ltd. (A)	55,678	30,026
The Karur Vysya Bank, Ltd.	24,026	30,454
The KCP, Ltd.	9,336	12,198
TI Financial Holdings, Ltd.	10,766	82,278
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Time Technoplast, Ltd.	29,797	$43,001
Tourism Finance Corp. of India, Ltd.	3,410	6,037
Transport Corp. of India, Ltd.	3,182	13,216
Trident, Ltd.	27,435	26,076
Tube Investments of India, Ltd.	12,698	64,754
TV18 Broadcast, Ltd. (A)	95,709	52,317
Uflex, Ltd.	7,789	31,559
Unichem Laboratories, Ltd.	6,860	18,726
VA Tech Wabag, Ltd.	7,507	27,869
Vardhman Textiles, Ltd.	3,223	51,681
Vedanta, Ltd., ADR (C)	72,140	832,496
Vijaya Bank	72,369	51,799
Vodafone Idea, Ltd. (A)	244,218	131,752
Welspun Corp., Ltd.	14,025	27,866
Welspun Enterprises, Ltd.	9,451	15,416
Welspun India, Ltd.	12,315	10,477
Wipro, Ltd.	188,916	893,475
Wockhardt, Ltd. (A)	4,216	31,521
Yes Bank, Ltd.	141,487	368,393
		26,572,329
Indonesia - 2.5%
Adaro Energy Tbk PT	1,509,400	127,694
Alam Sutera Realty Tbk PT (A)	3,659,400	79,517
Aneka Tambang Tbk PT	541,506	28,855
Asahimas Flat Glass Tbk PT	62,500	16,057
Astra Agro Lestari Tbk PT	100,055	82,412
Astra Otoparts Tbk PT	267,700	27,352
Astrindo Nusantara Infrastructure Tbk PT (A)	8,664,700	30,167
Bakrie Telecom Tbk PT (A)	17,557,300	61,048
Bank Danamon Indonesia Tbk PT	688,594	364,069
Bank Mandiri Persero Tbk PT	929,540	476,827
Bank Negara Indonesia Persero Tbk PT	751,781	461,131
Bank Pan Indonesia Tbk PT (A)	966,897	77,018
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	284,100	40,499
Bank Pembangunan Daerah Jawa Timur Tbk PT	841,600	40,401
Bank Tabungan Negara Persero Tbk PT	376,361	66,586
Bank Tabungan Pensiunan Nasional Tbk PT	145,900	34,895
Barito Pacific Tbk PT	1,126,800	187,531
Bekasi Fajar Industrial Estate Tbk PT	817,800	11,828
Berlian Laju Tanker Tbk PT (A)(D)	16,708,166	0
BISI International Tbk PT	564,400	65,828
Blue Bird Tbk PT	5,500	1,098
Bumi Serpong Damai Tbk PT (A)	499,400	43,701
Ciputra Development Tbk PT	3,400,144	239,345
Elnusa Tbk PT	742,600	17,737
Energi Mega Persada Tbk PT (A)	2,262,301	7,881
Erajaya Swasembada Tbk PT	222,700	34,132
Gajah Tunggal Tbk PT (A)	964,900	43,631
Global Mediacom Tbk PT	3,942,400	66,433
Harum Energy Tbk PT	299,900	29,224
Holcim Indonesia Tbk PT (A)	247,768	32,444
Indah Kiat Pulp & Paper Corp. Tbk PT	298,900	240,009
Indika Energy Tbk PT	225,300	24,879
Indo Tambangraya Megah Tbk PT	34,600	48,796
Indofood Sukses Makmur Tbk PT	434,100	224,829
Intiland Development Tbk PT (A)	2,576,600	55,152
Japfa Comfeed Indonesia Tbk PT	750,470	112,307
Jaya Real Property Tbk PT	215,500	11,083
Kawasan Industri Jababeka Tbk PT (A)	6,378,199	122,429
KMI Wire & Cable Tbk PT	743,100	15,609
Krakatau Steel Persero Tbk PT (A)	540,000	15,111

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Lippo Cikarang Tbk PT (A)	55,200	$5,655
Lippo Karawaci Tbk PT	3,339,693	59,164
Malindo Feedmill Tbk PT	128,500	12,474
Medco Energi Internasional Tbk PT (A)	853,233	40,694
Media Nusantara Citra Tbk PT	718,600	34,533
Metrodata Electronics Tbk PT	233,100	14,025
Mitra Pinasthika Mustika Tbk PT (A)	243,500	15,334
MNC Investama Tbk PT (A)	15,144,900	61,074
Modernland Realty Tbk PT	3,297,400	51,873
Pan Brothers Tbk PT	1,363,400	52,193
Paninvest Tbk PT (A)	660,500	48,249
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	192,700	16,795
PP Persero Tbk PT	292,600	36,792
Salim Ivomas Pratama Tbk PT	1,429,500	45,748
Sampoerna Agro Tbk PT	331,700	54,665
Sentul City Tbk PT (A)	3,615,400	27,455
Siloam International Hospitals Tbk PT (A)	161,400	40,411
Sri Rejeki Isman Tbk PT	1,260,900	31,494
Summarecon Agung Tbk PT	600,500	33,657
Suryainti Permata Tbk PT (A)(D)	1,446,000	0
Tiga Pilar Sejahtera Food Tbk PT (A)(D)	1,428,300	16,687
Timah Tbk PT	721,660	37,984
Tiphone Mobile Indonesia Tbk PT	773,100	50,658
Trias Sentosa Tbk PT (A)	1,792,200	49,853
Truba Alam Manunggal Engineering Tbk PT (A)(D)	11,991,500	0
Tunas Baru Lampung Tbk PT	884,800	53,235
Tunas Ridean Tbk PT	1,022,500	84,622
United Tractors Tbk PT	165,200	314,500
Vale Indonesia Tbk PT (A)	224,100	50,866
Visi Media Asia Tbk PT (A)	2,030,800	18,508
Waskita Beton Precast Tbk PT	1,406,800	36,829
Waskita Karya Persero Tbk PT	533,700	62,521
Wijaya Karya Beton Tbk PT	1,729,800	45,262
Wijaya Karya Persero Tbk PT	349,400	40,302
XL Axiata Tbk PT (A)	280,100	38,609
		5,248,266
Malaysia - 3.7%
AFFIN Bank BHD (C)	275,290	148,304
AirAsia Group BHD	217,600	155,986
Alliance Bank Malaysia BHD	363,200	353,445
AMMB Holdings BHD	445,162	466,678
Batu Kawan BHD	3,100	12,512
Benalec Holdings BHD	110,400	4,413
Berjaya Assets BHD (A)	77,400	5,615
Berjaya Corp. BHD (A)	422,593	29,166
Berjaya Land BHD (A)	244,400	13,267
BIMB Holdings BHD	23,300	20,045
Borneo Oil BHD (A)	234,100	2,563
Boustead Holdings BHD	272,888	93,153
Boustead Plantations BHD	144,840	26,274
Bumi Armada BHD (A)	717,100	26,951
CIMB Group Holdings BHD	561,918	775,896
Coastal Contracts BHD (A)	86,000	16,430
Cypark Resources BHD	52,800	20,155
DRB-Hicom BHD	55,600	22,830
Eastern & Oriental BHD (A)	173,037	46,823
Eco World Development Group BHD (A)	261,500	57,320
Ekovest BHD	146,600	15,766
FGV Holdings BHD (A)	299,800	51,761
Genting BHD	234,100	345,364
Glomac BHD	106,040	10,010
HAP Seng Consolidated BHD	33,620	80,123
Hap Seng Plantations Holdings BHD	76,300	30,364
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Hengyuan Refining Company BHD	28,800	$32,441
HeveaBoard BHD	116,500	17,193
Hiap Teck Venture BHD	368,000	20,452
Hong Leong Financial Group BHD	86,299	387,201
IGB BHD	94,435	56,680
IJM Corp. BHD	882,460	346,029
Insas BHD	256,669	41,936
IOI Properties Group BHD	441,375	164,369
Iskandar Waterfront City BHD (A)	193,700	19,697
Jaya Tiasa Holdings BHD	58,826	6,695
Keck Seng Malaysia BHD	92,300	91,100
Kenanga Investment Bank BHD	233,945	33,955
Kian JOO CAN Factory BHD	153,700	98,009
KNM Group BHD (A)	991,800	17,977
KSL Holdings BHD (A)	213,800	36,728
Kumpulan Fima BHD	2,300	846
Land & General BHD	814,920	26,530
LBS Bina Group BHD	305,800	47,388
Magnum BHD	147,000	69,391
Mah Sing Group BHD	451,000	99,873
Malayan Banking BHD	160,184	367,968
Malayan Flour Mills BHD (C)	132,300	15,326
Malaysia Building Society BHD	164,486	36,598
Malaysian Resources Corp. BHD	581,800	86,508
Matrix Concepts Holdings BHD	17,400	7,907
Media Prima BHD (A)	113,800	9,472
Mega First Corp. BHD	93,200	69,941
MISC BHD	121,700	197,178
MKH BHD	97,630	26,643
MMC Corp. BHD	68,600	13,735
MNRB Holdings BHD (A)	36,000	8,135
Mudajaya Group BHD (A)	95,140	6,689
Muhibbah Engineering (M) BHD	99,700	67,459
Mulpha International BHD (A)	73,710	31,195
Oriental Holdings BHD	132,020	196,976
OSK Holdings BHD	310,897	65,425
Pantech Group Holdings BHD	170,466	17,948
Parkson Holdings BHD (A)	95,167	5,639
Petron Malaysia Refining & Marketing BHD	19,300	29,297
PPB Group BHD	27,700	117,487
RHB Bank BHD	116,789	149,338
Sapura Energy BHD (A)(C)	2,099,700	146,691
Sarawak Oil Palms BHD	82,785	42,058
Selangor Properties BHD	24,000	33,093
Shangri-La Hotels Malaysia BHD	40,400	54,970
Sime Darby BHD	238,200	138,327
SP Setia BHD Group	90,325	50,896
Sumatec Resources BHD (A)	915,000	2,217
Sunway BHD	337,622	120,116
Ta Ann Holdings BHD	50,348	32,894
TA Enterprise BHD	476,600	72,625
TA Global BHD	456,900	27,545
Tan Chong Motor Holdings BHD	42,500	13,858
Thong Guan Industries BHD	30,700	16,332
TIME dotCom BHD	31,100	60,894
Tropicana Corp. BHD	203,040	43,714
UEM Edgenta BHD	42,600	28,054
UEM Sunrise BHD	631,800	101,674
Unisem (M) BHD	104,980	83,390
United Malacca BHD	68,300	86,024
UOA Development BHD	293,400	150,266
Vivocom International Holdings BHD (A)	1,011,666	4,873
Wah Seong Corp. BHD (A)	1,700	261
WCT Holdings BHD	186,914	30,468

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
YNH Property BHD	131,119	$41,202
YTL Corp. BHD	1,559,314	380,575
		7,735,585
Mexico - 3.6%
ALEATICA SAB de CV	16,588	21,449
Alfa SAB de CV, Class A	480,315	571,683
Banco Santander Mexico SA, B Shares (C)	272,104	337,296
Coca-Cola Femsa SAB de CV, Series L	11,881	72,138
Consorcio ARA SAB de CV	46,418	11,999
Corp. Actinver SAB de CV	30,824	19,606
Credito Real SAB de CV	56,038	49,674
Genomma Lab Internacional SAB de CV, Class B (A)	52,565	31,322
Gentera SAB de CV	115,192	84,994
Grupo Aeromexico SAB de CV (A)	36,410	41,131
Grupo Carso SAB de CV, Series A1	134,459	481,615
Grupo Cementos de Chihuahua SAB de CV	5,665	29,107
Grupo Comercial Chedraui SA de CV	125,537	252,265
Grupo Elektra SAB de CV	6,103	294,238
Grupo Famsa SAB de CV, Class A (A)	38,394	18,170
Grupo Financiero Banorte SAB de CV, Series O	136,524	666,442
Grupo Financiero Inbursa SAB de CV, Series O (C)	254,354	367,195
Grupo Herdez SAB de CV	12,988	27,097
Grupo Industrial Saltillo SAB de CV	75,874	104,245
Grupo KUO SAB de CV, Series B	140,698	347,024
Grupo Mexico SAB de CV, Series B	865,219	1,786,199
Grupo Pochteca SAB de CV (A)	11,500	4,096
Grupo Sanborns SAB de CV	169,891	153,018
Grupo Sports World SAB de CV (A)	9,300	9,891
Industrias Bachoco SAB de CV, Series B	11,048	36,407
Industrias CH SAB de CV, Series B (A)	56,177	242,955
Industrias Penoles SAB de CV	12,262	149,752
Maxcom Telecomunicaciones SAB de CV (A)	3,007	857
Minera Frisco SAB de CV, Series A1 (A)(C)	136,529	36,196
Nemak SAB de CV (B)	152,268	113,745
Organizacion Cultiba SAB de CV (A)	81,218	71,085
Organizacion Soriana SAB de CV, Series B (A)(C)	576,298	846,628
Promotora y Operadora de Infraestructura SAB de CV, L Shares	7,248	45,550
TV Azteca SAB de CV (C)	430,401	51,249
Unifin Financiera SAB de CV (C)	21,575	45,902
Vitro SAB de CV, Series A	43,997	118,636
		7,540,856
Philippines - 2.2%
8990 Holdings, Inc.	151,300	23,372
Alliance Global Group, Inc.	970,300	219,217
Bank of the Philippine Islands	42,830	76,492
BDO Unibank, Inc.	265,577	660,475
Cebu Air, Inc.	73,830	102,706
China Banking Corp.	75,528	38,955
Cosco Capital, Inc. (A)	467,000	59,607
East West Banking Corp. (A)	118,100	26,748
EEI Corp. (A)	43,000	6,480
Empire East Land Holdings, Inc. (A)	994,000	9,173
Filinvest Development Corp.	119,475	26,773
Filinvest Land, Inc.	4,595,500	122,843
First Philippine Holdings Corp.	68,590	84,437
Global Ferronickel Holdings, Inc. (A)	283,424	8,969
GT Capital Holdings, Inc.	4,277	79,275
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
International Container Terminal Services, Inc.	12,510	$23,775
JG Summit Holdings, Inc.	778,360	822,665
Lopez Holdings Corp.	693,600	52,612
LT Group, Inc.	225,700	71,217
Megaworld Corp.	2,279,000	205,137
Metropolitan Bank & Trust Company	66,686	102,956
Nickel Asia Corp.	533,320	22,258
Petron Corp.	750,700	109,927
Philex Mining Corp.	161,300	9,489
Philippine National Bank (A)	76,640	62,313
Philtown Properties, Inc. (A)(D)	3,844	113
Phoenix Petroleum Philippines, Inc.	146,300	29,817
Premium Leisure Corp.	815,000	12,399
RFM Corp.	266,000	24,782
Rizal Commercial Banking Corp.	220,403	119,731
Robinsons Land Corp.	704,068	270,882
Robinsons Retail Holdings, Inc.	8,570	13,077
San Miguel Corp.	144,640	404,763
Security Bank Corp.	15,410	45,441
Top Frontier Investment Holdings, Inc. (A)	66,104	314,545
Travellers International Hotel Group, Inc. (A)	120,800	12,232
Union Bank of the Philippines	181,910	221,208
Vista Land & Lifescapes, Inc.	983,900	101,474
		4,598,335
Poland - 1.0%
Amica SA	769	23,667
Asseco Poland SA	18,925	233,483
Bank Millennium SA (A)	34,530	81,863
Boryszew SA (A)	12,781	16,037
Cyfrowy Polsat SA (A)	11,294	68,331
Enea SA (A)	24,198	64,128
Firma Oponiarska Debica SA	1,142	26,047
Grupa Azoty SA (C)	6,080	50,945
Grupa Kety SA	258	22,707
Grupa Lotos SA	15,765	373,520
Impexmetal SA (A)	17,409	14,523
Jastrzebska Spolka Weglowa SA (A)	756	13,668
KGHM Polska Miedz SA (A)	8,258	195,915
LC Corp. SA	99,357	65,031
Lubelski Wegiel Bogdanka SA (A)	2,164	29,853
mBank SA	756	85,857
Netia SA (A)(C)	32,614	43,673
Orbis SA	13,103	316,863
PGE Polska Grupa Energetyczna SA (A)	32,961	88,381
PKP Cargo SA (A)	5,709	67,247
Polnord SA (A)	3,370	7,695
Polski Koncern Naftowy ORLEN SA	1,278	37,028
Stalexport Autostrady SA	15,820	13,512
Stalprodukt SA	410	35,050
Tauron Polska Energia SA (A)	71,299	41,798
VRG SA (A)	34,797	37,594
		2,054,416
Russia - 1.8%
Gazprom PJSC, ADR	142,530	631,026
LUKOIL PJSC, ADR	41,714	2,987,334
Magnitogorsk Iron & Steel Works PJSC, GDR	6,739	56,029
RusHydro PJSC, ADR	93,887	62,162
VTB Bank PJSC, GDR	86,297	95,921
		3,832,472
Singapore - 0.0%
Grindrod Shipping Holdings, Ltd. (A)	2,852	14,942

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Pacc Offshore Services Holdings, Ltd. (A)	46,598	$6,082
		21,024
South Africa - 7.4%
Absa Group, Ltd.	182,806	2,051,757
Adcorp Holdings, Ltd. (A)	55,704	75,003
AECI, Ltd.	45,756	264,834
African Oxygen, Ltd.	7,992	15,289
African Phoenix Investments, Ltd. (A)	601,714	18,071
African Rainbow Minerals, Ltd.	18,216	180,162
Alexander Forbes Group Holdings, Ltd.	189,709	67,446
Alviva Holdings, Ltd.	60,885	74,173
AngloGold Ashanti, Ltd.	103,681	1,317,136
ArcelorMittal South Africa, Ltd. (A)	70,042	16,511
Ascendis Health, Ltd. (A)	19,735	5,715
Aspen Pharmacare Holdings, Ltd.	28,458	266,302
Assore, Ltd.	6,843	138,327
Aveng, Ltd. (A)	2,832,517	9,849
Balwin Properties, Ltd.	6,271	1,288
Barloworld, Ltd.	22,158	177,632
Blue Label Telecoms, Ltd. (A)	44,582	16,832
Caxton and CTP Publishers & Printers, Ltd.	101,886	56,739
Clover Industries, Ltd.	43,728	55,145
DataTec, Ltd.	74,347	140,446
DRDGOLD, Ltd.	89,801	19,806
EOH Holdings, Ltd. (A)	35,265	75,188
Exxaro Resources, Ltd.	13,463	129,874
Gold Fields, Ltd., ADR	244,641	861,136
Grindrod, Ltd. (A)	114,082	48,932
Group Five, Ltd. (A)	75,010	1,037
Hudaco Industries, Ltd.	10,331	100,255
Hulamin, Ltd.	112,965	33,922
Imperial Logistics, Ltd.	41,649	196,959
Investec, Ltd.	13,512	73,817
Invicta Holdings, Ltd.	2,127	5,171
KAP Industrial Holdings, Ltd.	552,780	313,683
Lewis Group, Ltd.	34,280	83,426
Liberty Holdings, Ltd.	18,643	141,954
Long4Life, Ltd.	31,563	9,950
Merafe Resources, Ltd.	617,120	60,661
Metair Investments, Ltd.	62,185	83,550
MMI Holdings, Ltd. (A)	202,918	240,952
Motus Holdings, Ltd. (A)	41,649	254,772
Mpact, Ltd.	104,310	153,106
MTN Group, Ltd.	173,029	1,069,538
Murray & Roberts Holdings, Ltd.	233,005	232,848
Nampak, Ltd. (A)	256,121	246,877
Nedbank Group, Ltd.	41,821	797,630
Novus Holdings, Ltd.	30,686	8,705
Omnia Holdings, Ltd.	28,266	165,996
Peregrine Holdings, Ltd.	27,974	36,651
PPC, Ltd. (A)	425,143	173,847
Raubex Group, Ltd.	33,663	39,715
RCL Foods, Ltd.	35,643	34,655
Reunert, Ltd.	22,587	111,338
Sappi, Ltd.	61,862	350,925
Sasol, Ltd.	27,722	823,801
Sibanye Gold, Ltd. (A)	828,628	602,684
Standard Bank Group, Ltd.	144,502	1,795,367
Steinhoff International Holdings NV (A)(C)	999,171	118,686
Super Group, Ltd. (A)	153,742	362,868
Telkom SA SOC, Ltd.	64,700	284,909
Tongaat Hulett, Ltd.	15,397	59,491
Trencor, Ltd.	56,829	112,745
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Tsogo Sun Holdings, Ltd.	91,928	$137,325
Wilson Bayly Holmes-Ovcon, Ltd.	12,124	111,408
		15,514,817
South Korea - 16.4%
AJ Networks Company, Ltd. (A)	2,832	11,425
ASIA Holdings Company, Ltd. (A)	241	24,367
Asiana Airlines, Inc. (A)	13,913	51,615
BNK Financial Group, Inc. (A)	25,266	165,927
Bookook Securities Company, Ltd. (A)	501	10,062
Busan City Gas Company, Ltd. (A)	58	1,939
Byucksan Corp. (A)	18,769	41,198
Chongkundang Holdings Corp. (A)	860	48,216
Chosun Refractories Company, Ltd. (A)	643	48,193
CJ Corp. (A)	1,898	207,011
CJ Hello Company, Ltd. (A)	3,836	31,397
Cosmax BTI, Inc. (A)	798	14,028
Dae Han Flour Mills Company, Ltd. (A)	344	54,253
Daeduck Electronics Company (A)	16,904	137,933
Daegu Department Store (A)	1,787	14,147
Daehan Steel Company, Ltd. (A)	3,888	19,464
Daelim Industrial Company, Ltd. (A)	2,619	240,597
Daesang Corp. (A)	2,513	56,608
Daesang Holdings Company, Ltd. (A)	6,371	44,860
Daewon San Up Company, Ltd. (A)	5,336	25,679
Daewoo Engineering & Construction Company, Ltd. (A)	17,971	86,768
Dahaam E-Tec Company, Ltd. (A)(D)	2,630	42,427
Daishin Securities Company, Ltd. (A)	3,901	39,684
Daou Data Corp. (A)	3,288	27,844
Daou Technology, Inc. (A)	3,359	56,832
DB Financial Investment Company, Ltd. (A)	10,502	41,801
DGB Financial Group, Inc. (A)	16,228	120,886
Dong A Eltek Company, Ltd. (A)	3,101	23,332
Dong-Ah Geological Engineering Company, Ltd. (A)	910	14,005
Dong-Il Corp. (A)	760	40,562
Dongil Industries Company, Ltd. (A)	859	44,743
Dongkuk Industries Company, Ltd. (A)	14,391	31,524
Dongkuk Steel Mill Company, Ltd. (A)	6,404	41,752
Dongwha Enterprise Company, Ltd.	1,328	24,310
Dongwon Development Company, Ltd. (A)	13,035	46,727
Doosan Heavy Industries & Construction Company, Ltd. (A)	8,813	77,067
Doosan Infracore Company, Ltd. (A)(C)	63,941	435,619
DTR Automotive Corp. (A)	1,591	45,592
Eagon Holdings Company, Ltd. (A)	11,259	28,512
Easy Bio, Inc. (A)	7,919	43,058
E-MART, Inc. (A)	2,028	331,193
Eugene Corp. (A)	6,888	38,682
Eugene Investment & Securities Company, Ltd. (A)	11,471	24,468
Eusu Holdings Company, Ltd. (A)	6,851	39,731
Feelux Company, Ltd. (A)	7,056	77,662
GS Global Corp. (A)	7,813	17,243
GS Holdings Corp. (A)	6,964	321,805
Gwangju Shinsegae Company, Ltd. (A)	152	24,546
Halla Holdings Corp.	1,446	56,533
Hana Financial Group, Inc.	43,427	1,412,369
Hanil Cement Company, Ltd.	609	64,010
Hanil Holdings Company, Ltd.	595	27,746
Hankook Tire Company, Ltd. (A)	9,820	352,949
Hanshin Construction Company, Ltd. (A)	2,652	39,911
Hansol Holdings Company, Ltd. (A)	5,139	23,058
Hansol Paper Company, Ltd.	2,920	43,481

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hanwha Aerospace Company, Ltd. (A)	2,248	$65,613
Hanwha Chemical Corp.	11,907	215,976
Hanwha Corp. (A)	5,442	152,864
Hanwha General Insurance Company, Ltd. (A)	5,427	28,700
Hanwha Investment & Securities Company, Ltd. (A)	15,071	27,578
Hanwha Life Insurance Company, Ltd. (A)	43,282	163,860
HDC Holdings Company, Ltd. (A)	40,053	618,927
Heungkuk Fire & Marine Insurance Company, Ltd. (A)	6,321	26,662
Huvis Corp. (A)	3,715	24,992
Hyundai BNG Steel Company, Ltd. (A)	3,816	30,602
Hyundai Construction Equipment Company, Ltd. (A)	4,324	165,500
Hyundai Department Store Company, Ltd. (A)	1,430	115,802
Hyundai Electric & Energy System Company, Ltd. (A)(C)	4,468	89,142
Hyundai Engineering & Construction Company, Ltd. (A)	5,041	246,886
Hyundai Greenfood Company, Ltd. (A)	2,490	31,915
Hyundai Heavy Industries Company, Ltd. (A)	2,302	265,514
Hyundai Heavy Industries Holdings Company, Ltd. (A)	860	266,439
Hyundai Home Shopping Network Corp. (A)	652	57,845
Hyundai Hy Communications & Network Company, Ltd. (A)	8,894	32,329
Hyundai Mipo Dockyard Company, Ltd. (A)	3,528	190,168
Hyundai Mobis Company, Ltd. (A)	4,020	685,870
Hyundai Motor Company	22,546	2,393,491
Hyundai Motor Securities Company, Ltd. (A)	5,956	46,058
Hyundai Steel Company (A)	10,166	413,391
iMarketKorea, Inc. (A)	4,402	27,322
Industrial Bank of Korea	33,071	416,498
IS Dongseo Company, Ltd. (A)	1,325	36,398
JB Financial Group Company, Ltd. (A)	80,173	409,933
Jeil Savings Bank (A)(D)	1,820	0
KB Financial Group, Inc.	21,273	887,442
KB Financial Group, Inc., ADR	43,651	1,832,469
KC Company, Ltd. (A)	3,208	33,818
KCC Corp.	413	114,129
KG Eco Technology Service Company, Ltd.	13,709	39,442
Kia Motors Corp. (A)	23,638	712,494
KISCO Corp. (A)	4,131	20,488
KISCO Holdings Company, Ltd. (A)	2,512	30,882
KISWIRE, Ltd. (A)	1,351	28,105
Kolon Corp. (A)	898	24,887
Kolon Industries, Inc. (A)	1,679	86,428
Korea Asset In Trust Company, Ltd.	8,238	32,529
Korea Autoglass Corp. (A)	1,720	19,406
Korea Electric Terminal Company, Ltd.	852	30,890
Korea Investment Holdings Company, Ltd. (A)	5,092	272,332
Korea Line Corp. (A)	2,569	50,147
Korea Petrochemical Industrial Company, Ltd. (A)	441	60,808
Korean Air Lines Company, Ltd. (A)	5,950	176,360
Korean Reinsurance Company (A)	12,440	96,509
Kortek Corp. (A)	1,806	22,525
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
KPX Chemical Company, Ltd.	933	$43,805
KSS LINE, Ltd. (A)	5,242	30,524
KT Skylife Company, Ltd. (A)	1,768	18,220
Kukdo Chemical Company, Ltd. (A)	308	12,605
Kyeryong Construction Industrial Company, Ltd. (A)	1,547	30,149
Kyungbang Company, Ltd. (A)	5,320	51,559
LF Corp. (A)	2,312	51,393
LG Corp. (A)	6,561	410,902
LG Display Company, Ltd., ADR (C)	130,913	1,072,177
LG Electronics, Inc.	15,234	854,220
LG Hausys, Ltd. (A)	659	33,440
LG International Corp. (A)	2,902	39,891
Lotte Chemical Corp. (A)	2,380	591,744
Lotte Chilsung Beverage Company, Ltd. (A)	55	68,970
LOTTE Fine Chemical Company, Ltd. (A)	2,337	86,079
LOTTE Himart Company, Ltd. (A)	1,006	42,153
Lotte Non-Life Insurance Company, Ltd. (A)	5,459	12,931
Lotte Shopping Company, Ltd. (A)	837	158,031
LS Corp. (A)	1,793	79,017
Meritz Financial Group, Inc. (A)	707	7,337
Meritz Securities Company, Ltd. (A)	38,783	148,803
Mi Chang Oil Industrial Company, Ltd. (A)	546	37,350
Mirae Asset Daewoo Company, Ltd. (A)	37,125	217,953
Mirae Asset Life Insurance Company, Ltd. (A)	30,202	124,739
MK Electron Company, Ltd. (A)	5,670	42,758
Moorim Paper Company, Ltd. (A)	9,074	22,956
Muhak Company, Ltd. (A)	2,080	25,325
Namyang Dairy Products Company, Ltd. (A)	58	32,444
Nexen Corp. (A)	9,530	47,042
Nexen Tire Corp. (A)	6,465	53,127
NH Investment & Securities Company, Ltd. (A)	17,050	199,842
Nong Shim Holdings Company, Ltd. (A)	545	34,102
NongShim Company, Ltd. (A)	211	47,985
NOROO Paint & Coatings Company, Ltd. (A)	3,102	22,912
NS Shopping Company, Ltd. (A)	1,078	12,357
OCI Company, Ltd. (A)	2,222	213,453
Pan Ocean Company, Ltd. (A)	26,446	105,591
Poonglim Industrial Company, Ltd. (A)(D)	189	31
Poongsan Corp. (A)	2,423	59,323
Poongsan Holdings Corp. (A)	1,404	46,236
POSCO	12,499	2,733,928
Posco Daewoo Corp. (A)	5,969	97,450
S&T Dynamics Company, Ltd. (A)	2,943	19,001
S&T Holdings Company, Ltd. (A)	4,527	52,852
S&T Motiv Company, Ltd. (A)	1,532	37,176
Sajo Industries Company, Ltd. (A)	611	27,312
Samho Development Company, Ltd. (A)	4,213	19,054
SAMHWA Paints Industrial Company, Ltd. (A)	4,550	28,221
Sammok S-Form Company, Ltd. (A)	1,315	13,543
Samsung C&T Corp. (A)	3,491	330,441
Samsung Card Company, Ltd. (A)	2,630	81,252
Samsung Heavy Industries Company, Ltd. (A)	29,155	194,060
Samsung Life Insurance Company, Ltd. (A)	6,955	508,926
Samsung Securities Company, Ltd. (A)	6,247	176,663

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
SAMT Company, Ltd. (A)	11,604	$17,212
Samyang Holdings Corp. (A)	535	37,610
SAVEZONE I&C CORP. (A)	6,270	19,256
SeAH Holdings Corp. (A)	204	17,814
Sebang Company, Ltd. (A)	1,153	12,416
Sebang Global Battery Company, Ltd. (A)	921	29,648
SFA Semicon Company, Ltd. (A)	17,820	21,731
Shindaeyang Paper Company, Ltd. (A)	267	14,228
Shinhan Financial Group Company, Ltd., ADR	115,879	4,112,546
Shinsegae Engineering & Construction Company, Ltd. (A)	621	13,333
Shinsegae, Inc. (A)	672	154,294
Shinyoung Securities Company, Ltd.	970	51,444
Silla Company, Ltd. (A)	1,581	18,294
SIMMTECH Company, Ltd. (A)	2,347	14,302
Sindoh Company, Ltd. (A)	1,086	44,709
SK Discovery Company, Ltd. (A)	1,994	46,628
SK Gas, Ltd. (A)	598	37,921
SK Innovation Company, Ltd.	8,008	1,285,399
SK Networks Company, Ltd. (A)	21,423	99,765
SKC Company, Ltd.	2,315	74,241
SL Corp. (A)	2,533	45,288
Sun Kwang Company, Ltd. (A)	1,162	17,719
Sungshin Cement Company, Ltd. (A)	3,637	38,830
Sunjin Company, Ltd. (A)	2,276	23,091
Taekwang Industrial Company, Ltd. (A)	102	120,590
Taeyoung Engineering & Construction Company, Ltd. (A)	4,240	43,066
The LEADCORP, Inc.	7,284	34,502
Tongyang Life Insurance Company, Ltd. (A)	7,644	32,728
Tovis Company, Ltd.	1,305	7,840
TS Corp. (A)	1,935	33,028
Unid Company, Ltd. (A)	746	28,100
Woongjin Thinkbig Company, Ltd. (A)(C)	6,988	16,871
Woori Bank	66,631	931,761
Yong Pyong Resort Company, Ltd. (A)	5,575	30,433
Youlchon Chemical Company, Ltd. (A)	1,237	14,297
Young Poong Corp. (A)	21	13,992
Youngone Corp.	894	30,789
Youngone Holdings Company, Ltd. (A)	920	51,565
Yuanta Securities Korea Company, Ltd. (A)	11,703	33,033
Zeus Company, Ltd. (A)	1,798	18,402
		34,473,787
Taiwan - 15.8%
Acer, Inc. (A)(C)	131,452	83,002
ACES Electronic Company, Ltd.	54,000	40,134
Advanced International Multitech Company, Ltd.	51,000	61,872
Advancetek Enterprise Company, Ltd.	57,186	28,860
AGV Products Corp. (A)	87,716	19,556
Airmate Cayman International Company, Ltd.	20,000	8,618
Allis Electric Company, Ltd.	70,000	29,960
Apacer Technology, Inc.	11,000	10,198
APCB, Inc.	37,000	31,124
Asia Cement Corp.	168,805	186,690
Asia Polymer Corp.	75,253	32,039
Asia Tech Image, Inc.	20,000	24,853
Asia Vital Components Company, Ltd.	48,328	39,885
Asustek Computer, Inc.	31,000	203,169
AU Optronics Corp., ADR (C)	204,040	803,889
Audix Corp.	31,000	36,031
AVY Precision Technology, Inc.	23,392	23,872
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
BES Engineering Corp.	370,700	$85,548
Capital Securities Corp.	739,403	215,232
Carnival Industrial Corp. (A)	47,000	7,509
Cathay Financial Holding Company, Ltd.	1,362,000	2,084,992
Cathay Real Estate Development Company, Ltd.	54,400	35,290
Central Reinsurance Company, Ltd.	31,500	17,465
Champion Building Materials Company, Ltd. (A)	120,132	27,711
Chang Hwa Commercial Bank, Ltd.	1,776,642	994,936
CHC Healthcare Group	29,000	29,014
Chen Full International Company, Ltd. (C)	42,000	44,958
Cheng Loong Corp.	68,320	41,339
Cheng Uei Precision Industry Company, Ltd.	56,629	43,757
Chien Kuo Construction Company, Ltd.	72,000	22,813
China Airlines, Ltd.	264,910	94,767
China Bills Finance Corp.	275,000	122,551
China Development Financial Holding Corp.	911,208	288,551
China Man-Made Fiber Corp.	161,082	53,522
China Metal Products Company, Ltd.	42,513	53,604
China Motor Corp.	131,125	103,547
China Petrochemical Development Corp. (A)	201,550	71,880
China Steel Corp.	3,420,180	2,700,802
China Wire & Cable Company, Ltd.	46,380	35,763
Chin-Poon Industrial Company, Ltd.	43,571	51,284
ChipMOS Technologies, Inc.	33,938	28,805
Chun YU Works & Company, Ltd.	79,000	51,481
Chun Yuan Steel	234,874	77,163
Chung Hung Steel Corp. (A)	625	217
Chung Hwa Pulp Corp.	252,977	79,606
Chung-Hsin Electric & Machinery Manufacturing Corp.	75,500	47,553
Chunghwa Picture Tubes, Ltd. (A)	1,622,429	32,770
Compal Electronics, Inc.	416,000	235,931
Continental Holdings Corp.	99,050	45,441
Coretronic Corp.	36,000	44,902
Coxon Precise Industrial Company, Ltd. (A)	23,000	11,909
Creative Sensor, Inc.	45,000	29,113
CTBC Financial Holding Company, Ltd.	1,180,348	776,355
DA CIN Construction Company, Ltd.	20,000	12,731
Delpha Construction Company, Ltd. (A)	26,261	13,393
Depo Auto Parts Industrial Company, Ltd.	21,000	46,399
Dynamic Electronics Company, Ltd. (A)	159,762	46,335
E Ink Holdings, Inc.	150,000	148,162
E.Sun Financial Holding Company, Ltd.	497,289	325,310
Edom Technology Company, Ltd.	34,000	14,452
Elite Semiconductor Memory Technology, Inc.	35,000	34,125
Elitegroup Computer Systems Company, Ltd. (A)	65,104	26,010
EnTie Commercial Bank Company, Ltd.	103,000	43,379
Epistar Corp.	91,312	75,693
Eva Airways Corp.	202,005	103,793
Everest Textile Company, Ltd. (A)(C)	155,162	58,524
Evergreen International Storage & Transport Corp.	85,600	37,563
Evergreen Marine Corp. Taiwan, Ltd.	451,637	175,118
Everlight Chemical Industrial Corp.	103,250	54,662
Everlight Electronics Company, Ltd. (C)	162,000	155,975
Excelsior Medical Company, Ltd.	31,695	47,371
Far Eastern Department Stores, Ltd.	349,720	178,528

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Far Eastern International Bank	822,712	$267,292
Far Eastern New Century Corp.	323,249	293,560
Farglory Land Development Company, Ltd.	44,530	50,019
Federal Corp. (A)	158,847	56,170
First Financial Holding Company, Ltd.	1,022,972	666,450
First Steamship Company, Ltd. (A)	128,807	45,510
Formosa Advanced Technologies Company, Ltd.	25,000	25,817
Formosa Laboratories, Inc.	27,257	34,156
Formosa Taffeta Company, Ltd.	43,000	48,372
Formosan Rubber Group, Inc.	52,020	26,422
Formosan Union Chemical	172,013	82,883
Founding Construction & Development Company, Ltd.	81,566	42,211
Foxconn Technology Company, Ltd.	62,626	123,655
Froch Enterprise Company, Ltd.	33,060	13,592
Fubon Financial Holding Company, Ltd.	1,410,417	2,163,998
Fulgent Sun International Holding Company, Ltd.	22,000	34,011
Fwusow Industry Company, Ltd.	55,995	33,436
G Shank Enterprise Company, Ltd.	40,535	29,141
Giantplus Technology Company, Ltd.	98,000	30,985
Gigabyte Technology Company, Ltd.	47,000	61,304
Global Brands Manufacture, Ltd.	40,806	16,725
Global Lighting Technologies, Inc.	25,000	25,629
Globe Union Industrial Corp.	80,750	43,146
Gloria Material Technology Corp.	134,684	72,861
Goldsun Building Materials Company, Ltd.	188,714	51,280
Grand Pacific Petrochemical	77,000	54,870
Great China Metal Industry	33,000	26,056
Great Wall Enterprise Company, Ltd.	73,338	79,788
Hannstar Board Corp.	36,759	27,406
HannStar Display Corp.	209,842	48,367
HannsTouch Solution, Inc. (A)	76,000	18,312
Hey Song Corp.	116,000	113,068
Ho Tung Chemical Corp.	233,399	49,425
Hocheng Corp.	44,500	11,283
Hon Hai Precision Industry Company, Ltd.	681,448	1,568,310
Hong Pu Real Estate Development Company, Ltd.	101,000	64,360
Hong YI Fiber Industry Company	67,000	36,687
Hsing TA Cement Company, Ltd.	38,000	17,048
HUA ENG Wire & Cable Company, Ltd.	117,000	35,102
Hua Nan Financial Holdings Company, Ltd.	707,842	403,116
Huaku Development Company, Ltd.	102,000	226,002
Innolux Corp.	979,561	310,422
International CSRC Investment Holdings Company	110,074	139,196
Jarllytec Company, Ltd.	23,000	43,971
Jih Sun Financial Holdings Company, Ltd.	639,083	179,919
Jinli Group Holdings, Ltd.	59,840	34,614
Johnson Health Tech Company, Ltd.	42,000	44,369
K Laser Technology, Inc.	26,214	11,463
King Yuan Electronics Company, Ltd.	275,796	207,428
King's Town Bank Company, Ltd.	224,000	210,135
King's Town Construction Company, Ltd.	7,300	6,258
Kinpo Electronics, Inc.	183,269	60,158
Kinsus Interconnect Technology Corp.	22,000	31,071
Kwong Fong Industries Corp.	20,878	9,673
L&K Engineering Company, Ltd.	56,000	46,500
LCY Chemical Corp.	141,000	242,005
Lealea Enterprise Company, Ltd.	132,124	42,453
Lextar Electronics Corp. (A)	42,000	24,404
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Li Peng Enterprise Company, Ltd. (A)	206,030	$53,005
Lida Holdings, Ltd.	11,000	19,805
Lingsen Precision Industries, Ltd.	139,481	40,904
Long Chen Paper Company, Ltd.	129,928	60,045
Mega Financial Holding Company, Ltd.	634,472	535,635
Mercuries & Associates Holding, Ltd.	100,469	58,183
Mercuries Life Insurance Company, Ltd. (A)	116,998	44,286
Mitac Holdings Corp.	272,488	217,639
MPI Corp.	27,000	46,443
Nanya Technology Corp.	62,000	111,031
Nien Hsing Textile Company, Ltd.	62,310	52,354
Nishoku Technology, Inc.	7,800	14,531
OptoTech Corp.	80,517	47,702
Pacific Construction Company	38,289	14,330
Pan-International Industrial Corp.	44,481	28,716
Paragon Technologies Company, Ltd. (A)	3,904	1,987
Pegatron Corp.	193,660	324,214
Pou Chen Corp.	223,348	236,592
President Securities Corp.	362,845	135,816
Prince Housing & Development Corp.	484,555	160,459
Prodisc Technology, Inc. (A)(D)	762,000	0
Qisda Corp.	138,280	88,374
Qualipoly Chemical Corp.	44,448	37,715
Quanta Storage, Inc.	19,000	14,627
Quintain Steel Company, Ltd.	93,200	24,750
Radium Life Tech Company, Ltd. (A)	64,335	28,744
Ruentex Development Company, Ltd.	36,562	53,275
Sampo Corp.	105,470	47,679
San Far Property, Ltd.	59,125	23,946
Sesoda Corp.	37,842	31,199
Shan-Loong Transportation Company, Ltd.	34,000	31,699
Sheng Yu Steel Company, Ltd.	59,000	36,669
ShenMao Technology, Inc.	8,000	4,927
Shihlin Electric & Engineering Corp.	21,000	27,993
Shin Kong Financial Holding Company, Ltd.	3,637,592	1,063,783
Shin Zu Shing Company, Ltd.	4,000	10,923
Shining Building Business Company, Ltd. (A)	54,573	18,044
Shinkong Insurance Company, Ltd.	34,000	38,660
Shinkong Synthetic Fibers Corp.	132,239	49,568
Sigurd Microelectronics Corp.	46,293	40,651
Sinher Technology, Inc.	8,000	11,954
Sinon Corp.	108,650	59,157
SinoPac Financial Holdings Company, Ltd.	2,140,931	716,495
Sirtec International Company, Ltd.	44,800	37,027
Siward Crystal Technology Company, Ltd.	67,213	39,706
Southeast Cement Company, Ltd.	35,000	19,310
Sunplus Technology Company, Ltd.	114,000	41,809
Sunrex Technology Corp.	38,678	22,081
Sunspring Metal Corp.	26,000	28,025
Sweeten Real Estate Development Company, Ltd.	34,973	23,777
Ta Ya Electric Wire & Cable	86,436	28,528
Taichung Commercial Bank Company, Ltd.	985,165	326,509
Taiflex Scientific Company, Ltd.	24,100	26,700
Tainan Enterprises Company, Ltd.	17,250	9,765
Tainan Spinning Company, Ltd.	496,638	193,026
Taishin Financial Holding Company, Ltd.	681,635	289,822
Taita Chemical Company, Ltd. (A)	61,000	19,786
Taiwan Business Bank	305,366	102,814
Taiwan Cement Corp.	464,381	535,994
Taiwan Chinsan Electronic Industrial Company, Ltd.	14,000	16,346

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Cooperative Financial Holding Company, Ltd.	1,091,219	$626,884
Taiwan Fertilizer Company, Ltd.	33,000	46,423
Taiwan Fire & Marine Insurance Company, Ltd.	59,000	37,583
Taiwan FU Hsing Industrial Company, Ltd.	60,000	66,332
Taiwan Glass Industry Corp.	308,319	129,526
Taiwan Hon Chuan Enterprise Company, Ltd.	76,000	117,406
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	80,200	48,841
Taiwan Kolin Company, Ltd. (A)(D)	327,000	0
Taiwan PCB Techvest Company, Ltd.	49,000	44,226
Taiwan Surface Mounting Technology Corp.	33,225	42,145
Taiyen Biotech Company, Ltd.	26,137	25,347
Teco Electric & Machinery Company, Ltd.	96,000	54,630
The Ambassador Hotel	29,000	21,647
The First Insurance Company, Ltd.	78,475	37,560
Thye Ming Industrial Company, Ltd.	44,000	43,481
Ton Yi Industrial Corp.	119,000	47,018
Tong Yang Industry Company, Ltd.	30,627	36,628
Tong-Tai Machine & Tool Company, Ltd. (A)	104,588	58,962
Topoint Technology Company, Ltd.	63,190	36,825
TPK Holding Company, Ltd.	29,000	45,838
Tsann Kuen Enterprise Company, Ltd.	7,000	4,400
Tung Ho Steel Enterprise Corp.	152,000	93,965
TXC Corp.	81,000	85,502
TYC Brother Industrial Company, Ltd.	31,511	24,687
Tycoons Group Enterprise (A)	116,371	25,273
U-Ming Marine Transport Corp. (C)	67,000	70,380
Unimicron Technology Corp.	133,000	96,549
Union Bank of Taiwan	544,699	170,042
Unitech Printed Circuit Board Corp.	266,194	118,399
United Microelectronics Corp.	1,246,794	450,836
United Renewable Energy Company, Ltd. (A)	414,651	105,676
Universal Cement Corp.	47,483	29,183
UPC Technology Corp.	172,613	65,348
USI Corp.	208,996	80,732
Victory New Materials, Ltd., Company	58,540	32,806
Wah Lee Industrial Corp.	40,000	64,605
Walsin Lihwa Corp.	268,000	146,402
Walton Advanced Engineering, Inc.	112,584	39,625
Wan Hai Lines, Ltd.	112,050	58,206
Waterland Financial Holdings Company, Ltd.	643,700	199,496
Well Shin Technology Company, Ltd.	15,000	24,954
Winbond Electronics Corp. (C)	1,352,793	596,087
Wintek Corp. (A)(D)	543,000	0
Wisdom Marine Lines Company, Ltd. (A)	45,274	42,669
Wistron Corp.	278,291	172,133
WPG Holdings, Ltd.	151,400	181,665
WT Microelectronics Company, Ltd.	50,174	63,321
YC Company, Ltd.	220,342	100,522
YC INOX Company, Ltd.	128,800	102,519
Yea Shin International Development Company, Ltd.	20,906	10,599
YFY, Inc.	501,202	183,476
Yi Jinn Industrial Company, Ltd.	110,613	46,137
Yieh Phui Enterprise Company, Ltd. (C)	507,078	169,858
Youngtek Electronics Corp.	27,000	35,348
Yuanta Financial Holding Company, Ltd.	962,319	483,787
Yuen Chang Stainless Steel Company, Ltd.	19,007	14,940
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yulon Motor Company, Ltd. (C)	125,000	$74,036
Zenitron Corp.	80,000	54,434
Zhen Ding Technology Holding, Ltd.	44,000	114,452
Zig Sheng Industrial Company, Ltd.	152,908	44,223
ZongTai Real Estate Development Company, Ltd. (D)	47,711	25,100
		33,206,428
Thailand - 2.7%
AAPICO Hitech PCL	144,720	84,562
AJ Plast PCL	43,100	10,798
AP Thailand PCL	78,570	14,503
Asia Aviation PCL, NVDR	109,300	14,110
Bangchak Corp. PCL	42,600	41,523
Bangkok Airways PCL	163,500	58,238
Bangkok Bank PCL	12,800	81,472
Bangkok Insurance PCL	3,250	32,831
Bangkok Land PCL	1,059,200	49,158
Bangkok Ranch PCL	92,300	10,951
Banpu PCL, Foreign Quota Shares	242,500	110,353
Cal-Comp Electronics Thailand PCL	997,998	54,298
Charoen Pokphand Foods PCL, Foreign Quota Shares	278,900	210,784
Energy Earth PCL (A)(D)	117,600	5,273
G J Steel PCL (A)	1,383,475	5,082
Golden Land Property Development PCL	142,200	30,629
Hana Microelectronics PCL	54,900	55,687
Ichitan Group PCL	208,800	19,103
Italian-Thai Development PCL (A)	477,400	31,398
Kang Yong Electric PCL	70	841
Kasikornbank PCL, NVDR	141,600	805,498
Khon Kaen Sugar Industry PCL	192,600	17,637
Kiatnakin Bank PCL	19,400	39,508
Krung Thai Bank PCL, Foreign Quota Shares	221,700	130,806
LH Financial Group PCL	1,203,600	50,665
LPN Development PCL	52,900	10,244
MCOT PCL (A)	42,500	11,888
Millcon Steel PCL	143,086	6,812
Polyplex Thailand PCL	104,000	41,538
Precious Shipping PCL (A)	39,300	10,455
Pruksa Holding PCL	78,800	41,909
PTT Exploration & Production PCL, Foreign Quota Shares	18,800	65,243
PTT Global Chemical PCL, Foreign Quota Shares	256,400	561,797
PTT PCL, Foreign Quota Shares	953,400	1,344,562
Regional Container Lines PCL	94,200	13,779
Rojana Industrial Park PCL	95,100	13,734
Saha-Union PCL	57,800	81,191
Sansiri PCL	1,026,866	37,229
SC Asset Corp. PCL	672,196	55,787
Siam Future Development PCL	139,791	31,551
Somboon Advance Technology PCL	51,300	24,115
Srithai Superware PCL	283,000	9,473
Star Petroleum Refining PCL	153,100	45,100
SVI PCL	121,000	18,147
Syntec Construction PCL	156,500	13,080
Tata Steel Thailand PCL (A)	2,324,600	47,185
Thai Airways International PCL (A)	61,300	22,797
Thai Oil PCL, Foreign Quota Shares	124,800	253,640
Thai Stanley Electric PCL	700	4,581
Thanachart Capital PCL	22,600	34,555
The Siam Commercial Bank PCL, Foreign Quota Shares	153,600	630,497
Thitikorn PCL	59,000	15,417

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
TMB Bank PCL, Foreign Quota Shares	583,300	$39,445
TPI Polene PCL	559,900	34,052
True Corp. PCL, Foreign Quota Shares	905,400	144,792
Vanachai Group PCL	71,100	10,793
Vinythai PCL	9,700	5,968
		5,647,064
Turkey - 0.6%
Akbank TAS	220,970	285,065
Borusan Mannesmann Boru Sanayi ve Ticaret AS	21,523	31,719
Cimsa Cimento Sanayi ve Ticaret AS	5,786	8,236
Enka Insaat ve Sanayi AS	36,566	31,655
Goldas Kuyumculuk Sanayi Ithalat ve Bagli Ortakliklari (A)(D)	54,846	2,176
Gozde Girisim Sermayesi Yatirim Ortakligi AS (A)	35,592	17,919
NET Holding AS (A)	40,130	14,849
Trakya Cam Sanayii AS	83,945	48,024
Turk Hava Yollari AO (A)	64,498	195,747
Turkiye Garanti Bankasi AS	243,394	364,818
Turkiye Halk Bankasi AS	39,442	52,121
Turkiye Is Bankasi AS, Class C	81,263	69,353
Turkiye Sinai Kalkinma Bankasi AS	360,509	55,057
Turkiye Vakiflar Bankasi TAO, Class D	76,264	56,002
Uzel Makina Sanayii AS (A)(D)	22,930	0
Yapi ve Kredi Bankasi AS (A)	254,969	76,987
		1,309,728
Ukraine - 0.1%
Kernel Holding SA	10,677	139,823
TOTAL COMMON STOCKS (Cost $221,255,868)		$201,053,436
PREFERRED SECURITIES - 1.9%
Brazil - 1.7%
Banco ABC Brasil SA	9,157	39,857
Banco do Estado do Rio Grande do Sul SA, B Shares	30,800	176,196
Cia Ferro Ligas da Bahia	5,956	31,378
Eucatex SA Industria e Comercio	4,200	4,669
Gerdau SA	67,776	258,313
Marcopolo SA	17,700	18,623
Petroleo Brasileiro SA	505,107	2,946,124
Usinas Siderurgicas de Minas Gerais SA, A Shares	56,100	133,006
		3,608,166
Colombia - 0.2%
Grupo Argos SA	23,975	107,048
Grupo de Inversiones Suramericana SA	31,793	304,273
		411,321
Panama - 0.0%
Avianca Holdings SA	41,390	21,157
South Korea - 0.0%
CJ Corp. (D)	285	9,356
TOTAL PREFERRED SECURITIES (Cost $3,923,037)		$4,050,000
RIGHTS - 0.0%
Eva Airways Corp. (Expiration Date: 1-21-19; Strike Price: TWD 13.00) (A)	15,882	1,447
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
RIGHTS (continued)
Fulgent Sun International Holding Company, Ltd. (Expiration Date: 1-8-19; Strike Price: TWD 38.50) (A)	676	$199
Malayan Flour Mills BHD (Expiration Date: 1-15-19; Strike Price: MYR 0.50) (A)	52,920	192
Malayan Flour Mills BHD (Expiration Date: 1-15-19; Strike Price: MYR 1.00) (A)	39,690	96
Tata Steel, Ltd. (Expiration Date: 12-31-49; Strike Price: INR 461.00) (A)	10,280	13,171
Woongjin Thinkbig Company, Ltd. (Expiration Date: 1-14-19; Strike Price: KRW 2,120.00) (A)	7,110	605
TOTAL RIGHTS (Cost $33,136)		$15,710
WARRANTS - 0.0%
Medco Energi Internasional Tbk PT (Expiration Date: 12-14-20; Strike Price: IDR 625.00) (A)	983,733	10,946
TOTAL WARRANTS (Cost $0)		$10,946
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust, 2.4078% (E)(F)	321,844	3,219,466
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,219,350)		$3,219,466
Total Investments (Emerging Markets Value Trust) (Cost $228,431,391) - 99.3%		$208,349,558
Other assets and liabilities, net - 0.7%		1,377,780
TOTAL NET ASSETS - 100.0%		$209,727,338
Currency Abbreviations
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MYR	Malaysian Ringgit
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	85	Long	Mar 2019	$4,125,000	$4,108,900	$(16,100)
						$(16,100)

See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.2%
Communication services – 8.0%
Diversified telecommunication services – 3.5%
AT&T, Inc.	239,496	$6,835,216
CenturyLink, Inc.	182,585	2,766,163
Telefonica SA	1,055,622	8,885,585
Verizon Communications, Inc.	579,585	32,584,269
		51,071,233
Entertainment – 2.8%
The Walt Disney Company	48,300	5,296,095
Twenty-First Century Fox, Inc., Class B	757,400	36,188,572
		41,484,667
Media – 1.7%
Comcast Corp., Class A	462,133	15,735,629
News Corp., Class A	890,372	10,105,722
		25,841,351
		118,397,251
Consumer discretionary – 2.4%
Auto components – 0.1%
Adient PLC	105,693	1,591,737
Hotels, restaurants and leisure – 0.9%
Las Vegas Sands Corp.	262,000	13,637,100
Leisure products – 0.4%
Mattel, Inc. (A)(B)	585,575	5,849,894
Multiline retail – 0.6%
Kohl's Corp.	118,500	7,861,290
Specialty retail – 0.4%
L Brands, Inc.	235,893	6,055,373
		34,995,394
Consumer staples – 6.9%
Beverages – 0.5%
PepsiCo, Inc.	65,153	7,198,103
Food and staples retailing – 1.1%
Walmart, Inc.	175,900	16,385,085
Food products – 2.4%
Archer-Daniels-Midland Company	171,836	7,040,121
Conagra Brands, Inc.	334,258	7,139,751
Kellogg Company	53,900	3,072,839
Tyson Foods, Inc., Class A	353,600	18,882,240
		36,134,951
Household products – 1.7%
Kimberly-Clark Corp.	219,200	24,975,648
Personal products – 0.1%
Coty, Inc., Class A	263,548	1,728,875
Tobacco – 1.1%
Philip Morris International, Inc.	235,100	15,695,276
		102,117,938
Energy – 9.2%
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels – 9.2%
Apache Corp.	219,182	$5,753,528
Chevron Corp.	127,394	13,859,193
EQT Corp.	36,470	688,918
Equitrans Midstream Corp. (A)	85,476	1,711,230
Exxon Mobil Corp.	522,000	35,595,180
Hess Corp. (B)	289,023	11,705,432
Occidental Petroleum Corp.	235,965	14,483,532
TOTAL SA	589,466	31,091,448
TransCanada Corp.	575,800	20,556,060
		135,444,521
Financials – 23.5%
Banks – 11.6%
Bank of America Corp.	46,072	1,135,214
Citigroup, Inc.	212,826	11,079,722
Fifth Third Bancorp	797,959	18,775,975
JPMorgan Chase & Co.	518,108	50,577,703
KeyCorp	334,888	4,949,645
The PNC Financial Services Group, Inc.	125,100	14,625,441
U.S. Bancorp	463,707	21,191,410
Wells Fargo & Company	1,049,489	48,360,453
		170,695,563
Capital markets – 4.9%
Ameriprise Financial, Inc.	22,200	2,317,014
Franklin Resources, Inc.	446,700	13,249,122
Morgan Stanley	606,755	24,057,836
Northern Trust Corp.	49,972	4,177,159
State Street Corp.	288,238	18,179,171
The Bank of New York Mellon Corp.	215,124	10,125,887
		72,106,189
Insurance – 7.0%
American International Group, Inc.	457,477	18,029,169
Brighthouse Financial, Inc. (A)	253,619	7,730,307
Chubb, Ltd.	197,944	25,570,406
Loews Corp.	370,566	16,868,164
Marsh & McLennan Companies, Inc.	80,200	6,395,950
MetLife, Inc.	485,712	19,943,335
Willis Towers Watson PLC	56,089	8,517,676
		103,055,007
		345,856,759
Health care – 13.2%
Biotechnology – 1.2%
Gilead Sciences, Inc.	292,900	18,320,895
Health care equipment and supplies – 1.9%
Becton, Dickinson and Company	23,470	5,288,260
Medtronic PLC	232,999	21,193,589
Zimmer Biomet Holdings, Inc.	13,700	1,420,964
		27,902,813
Health care providers and services – 2.9%
Anthem, Inc.	106,379	27,938,317

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
CVS Health Corp.	218,877	$14,340,821
		42,279,138
Pharmaceuticals – 7.2%
Bristol-Myers Squibb Company	180,225	9,368,096
GlaxoSmithKline PLC	545,590	10,397,864
GlaxoSmithKline PLC, ADR	131,000	5,005,510
Johnson & Johnson	231,700	29,900,885
Merck & Company, Inc.	260,050	19,870,421
Pfizer, Inc.	731,035	31,909,678
		106,452,454
		194,955,300
Industrials – 10.9%
Aerospace and defense – 3.4%
Harris Corp.	164,810	22,191,667
Northrop Grumman Corp.	4,600	1,126,540
The Boeing Company	85,000	27,412,500
		50,730,707
Air freight and logistics – 1.3%
United Parcel Service, Inc., Class B	195,100	19,028,103
Airlines – 1.4%
Alaska Air Group, Inc.	150,200	9,139,670
Delta Air Lines, Inc.	130,741	6,523,976
Southwest Airlines Company	107,120	4,978,938
		20,642,584
Building products – 1.4%
Johnson Controls International PLC	695,513	20,621,960
Commercial services and supplies – 0.4%
Stericycle, Inc. (A)	163,076	5,983,258
Electrical equipment – 0.8%
Emerson Electric Company	142,500	8,514,375
nVent Electric PLC	123,900	2,782,794
		11,297,169
Industrial conglomerates – 0.6%
General Electric Company	1,114,900	8,439,793
Machinery – 0.7%
Flowserve Corp.	20,554	781,463
Illinois Tool Works, Inc.	16,200	2,052,378
PACCAR, Inc.	66,600	3,805,524
Pentair PLC	91,900	3,471,982
		10,111,347
Professional services – 0.9%
Nielsen Holdings PLC	587,912	13,715,987
		160,570,908
Information technology – 7.5%
Communications equipment – 1.6%
Cisco Systems, Inc.	559,700	24,251,801
Electronic equipment, instruments and components – 0.2%
TE Connectivity, Ltd.	33,311	2,519,311
Semiconductors and semiconductor equipment – 3.4%
Applied Materials, Inc.	219,900	7,199,526
NXP Semiconductors NV	40,500	2,967,838
QUALCOMM, Inc.	511,321	29,099,278
Texas Instruments, Inc.	118,400	11,188,800
		50,455,442
Software – 2.0%
Microsoft Corp.	284,683	28,915,252
Technology hardware, storage and peripherals – 0.3%
Hewlett Packard Enterprise Company	175,600	2,319,676
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Western Digital Corp.	61,300	$2,266,261
		4,585,937
		110,727,743
Materials – 5.1%
Chemicals – 3.4%
Akzo Nobel NV	31,256	2,517,170
CF Industries Holdings, Inc.	328,500	14,293,035
DowDuPont, Inc.	591,898	31,654,705
PPG Industries, Inc.	18,900	1,932,147
		50,397,057
Construction materials – 0.5%
Vulcan Materials Company	71,900	7,103,720
Containers and packaging – 0.9%
International Paper Company	324,886	13,112,399
Metals and mining – 0.3%
Nucor Corp.	83,400	4,320,954
		74,934,130
Real estate – 2.6%
Equity real estate investment trusts – 2.6%
Equity Residential	205,600	13,571,656
Rayonier, Inc.	310,783	8,605,581
SL Green Realty Corp.	102,278	8,088,144
Weyerhaeuser Company	396,200	8,660,932
		38,926,313
Utilities – 5.9%
Electric utilities – 4.2%
Duke Energy Corp.	105,500	9,104,650
Edison International	179,937	10,215,023
Evergy, Inc.	131,763	7,480,186
PG&E Corp. (A)	228,731	5,432,361
The Southern Company	677,585	29,759,533
		61,991,753
Multi-utilities – 1.7%
NiSource, Inc.	838,900	21,266,115
Sempra Energy	39,652	4,289,950
		25,556,065
		87,547,818
TOTAL COMMON STOCKS (Cost $1,298,864,428)		$1,404,474,075
PREFERRED SECURITIES – 2.6%
Health care – 0.9%
Health care equipment and supplies – 0.9%
Becton, Dickinson and Company, 6.125%	213,158	12,292,822
Utilities – 1.7%
Electric utilities – 0.9%
NextEra Energy, Inc., 6.123%	223,895	12,905,308
Multi-utilities – 0.8%
DTE Energy Company, 6.500%	57,184	2,954,125
Sempra Energy, 6.000%	77,293	7,351,337
Sempra Energy, 6.750%	23,662	2,281,963
		12,587,425
		25,492,733
TOTAL PREFERRED SECURITIES (Cost $34,560,187)		$37,785,555
CORPORATE BONDS - 0.3%
Consumer discretionary - 0.3%
Mattel, Inc. 6.750%, 12/31/2025 (C)	$5,829,000	5,200,576
TOTAL CORPORATE BONDS (Cost $5,737,461)		$5,200,576

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS - 0.2%
Financials - 0.2%
AXA SA 7.250%, 05/15/2021 (C)	$3,124,000	$2,723,912
TOTAL CONVERTIBLE BONDS (Cost $3,124,000)		$2,723,912
SECURITIES LENDING COLLATERAL – 1.2%
John Hancock Collateral Trust, 2.4078% (D)(E)	1,795,375	17,959,492
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,959,263)		$17,959,492
SHORT-TERM INVESTMENTS – 1.5%
Money market funds – 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	3,012,332	3,012,332
T. Rowe Price Government Reserve Fund, 2.4366% (D)	18,613,173	18,613,173
		21,625,505
TOTAL SHORT-TERM INVESTMENTS (Cost $21,625,505)		$21,625,505
Total Investments (Equity Income Trust) (Cost $1,381,870,844) – 101.0%		$1,489,769,115
Other assets and liabilities, net – (1.0%)		(14,786,980)
TOTAL NET ASSETS – 100.0%		$1,474,982,135
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.8%
Consumer discretionary – 0.1%
Hotels, restaurants and leisure – 0.1%
Marriott International, Inc., Class A	1,733	$188,134
Financials – 92.9%
Banks – 55.3%
1st Source Corp.	24,593	992,082
Access National Corp.	30,517	650,928
American Business Bank (A)	24,286	766,223
Ameris Bancorp	50,345	1,594,426
Bank of America Corp.	227,385	5,602,762
Bank of Marin Bancorp	28,484	1,174,680
Bankinter SA	348,757	2,798,463
Baycom Corp. (A)	16,462	380,108
BOK Financial Corp.	3,556	260,761
Business First Bancshares, Inc.	7,408	179,496
Cadence BanCorp	36,886	618,947
California Bancorp, Inc. (A)	5,116	87,042
California Bancorp, Inc. (A)	5,657	98,715
Cambridge Bancorp	2,928	243,756
Chemical Financial Corp.	42,755	1,565,261
Citigroup, Inc.	52,552	2,735,857
Citizens Financial Group, Inc.	151,124	4,492,917
Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Coastal Financial Corp. (A)	9,542	$145,325
Columbia Banking System, Inc.	21,250	771,163
Comerica, Inc.	67,040	4,604,978
DNB ASA	102,141	1,639,532
Equity Bancshares, Inc., Class A (A)	21,559	759,955
Evans Bancorp, Inc.	18,628	605,596
First Business Financial Services, Inc.	33,390	651,439
First Horizon National Corp.	29,380	386,641
First Merchants Corp.	51,959	1,780,635
Flushing Financial Corp.	51,998	1,119,517
Glacier Bancorp, Inc.	42,342	1,677,590
Great Western Bancorp, Inc.	25,977	811,781
Heritage Commerce Corp.	61,169	693,656
Heritage Financial Corp.	28,322	841,730
JPMorgan Chase & Co.	56,357	5,501,570
KeyCorp	266,023	3,931,820
Level One Bancorp, Inc.	17,787	398,962
M&T Bank Corp.	20,858	2,985,406
MB Financial, Inc.	49,966	1,980,153
Nicolet Bankshares, Inc. (A)	9,760	476,288
Nordea Bank ABP	195,534	1,646,044
Pacific Premier Bancorp, Inc. (A)	10,271	262,116
PacWest Bancorp	37,819	1,258,616
Pinnacle Financial Partners, Inc.	34,140	1,573,854
Regions Financial Corp.	343,309	4,593,474
Southern First Bancshares, Inc. (A)	12,727	408,155
SunTrust Banks, Inc.	86,983	4,387,423
SVB Financial Group (A)	19,655	3,732,878
The First Bancshares, Inc.	16,380	495,495
The PNC Financial Services Group, Inc.	28,185	3,295,108
TriCo Bancshares	53,432	1,805,467
U.S. Bancorp	96,616	4,415,351
Unicaja Banco SA (B)	895,571	1,181,779
Union Bankshares Corp.	54,711	1,544,492
Western Alliance Bancorp (A)	6,129	242,034
Zions Bancorp NA	98,955	4,031,427
		90,879,874
Capital markets – 7.5%
Ares Management Corp., Class A	138,379	2,460,379
Close Brothers Group PLC	95,565	1,753,816
E*TRADE Financial Corp.	55,060	2,416,033
KKR & Company, Inc., Class A	153,227	3,007,846
The Blackstone Group LP	86,328	2,573,438
		12,211,512
Consumer finance – 5.8%
American Express Company	42,130	4,015,832
Capital One Financial Corp.	38,071	2,877,787
Discover Financial Services	44,329	2,614,524
		9,508,143
Diversified financial services – 5.7%
Berkshire Hathaway, Inc., Class B (A)	25,691	5,245,588
Eurazeo SE	21,256	1,504,853
Voya Financial, Inc.	65,892	2,644,905
		9,395,346
Insurance – 17.1%
Aon PLC	30,619	4,450,778
Arthur J. Gallagher & Company	39,252	2,892,872
Assured Guaranty, Ltd.	91,626	3,507,443
Athene Holding, Ltd., Class A (A)	20,562	818,984
Chubb, Ltd.	22,726	2,935,745
Gjensidige Forsikring ASA	58,431	914,082
James River Group Holdings, Ltd.	23,010	840,785
Kinsale Capital Group, Inc.	47,494	2,638,767
Lincoln National Corp.	79,990	4,104,287

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hanover Insurance Group, Inc.	22,082	$2,578,515
Willis Towers Watson PLC	15,595	2,368,257
		28,050,515
Thrifts and mortgage finance – 1.5%
OP Bancorp (A)	14,596	129,467
Provident Financial Services, Inc.	54,269	1,309,511
United Community Financial Corp.	117,142	1,036,707
		2,475,685
		152,521,075
Information technology – 0.5%
IT services – 0.5%
EVERTEC, Inc.	30,538	876,441
Real estate – 4.3%
Equity real estate investment trusts – 3.7%
GLP J-REIT	431	438,826
Irish Residential Properties REIT PLC	433,077	669,412
Nippon Prologis REIT, Inc.	667	1,407,686
Park Hotels & Resorts, Inc.	23,948	622,169
Prologis, Inc.	36,576	2,147,743
Rexford Industrial Realty, Inc.	25,295	745,444
		6,031,280
Real estate management and development – 0.6%
VGP NV	15,415	1,049,201
		7,080,481
TOTAL COMMON STOCKS (Cost $162,746,405)		$160,666,131
CONVERTIBLE BONDS - 0.5%
Financials - 0.5%
AXA SA 7.250%, 05/15/2021 (B)	$940,000	819,615
TOTAL CONVERTIBLE BONDS (Cost $940,000)		$819,615
WARRANTS – 0.1%
American International Group, Inc. (Expiration Date: 1-19-21; Strike Price: $43.85) (A)	14,470	78,717
TOTAL WARRANTS (Cost $230,622)		$78,717
Financial Industries Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.9%
U.S. Government Agency – 1.8%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$617,000	$617,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	2,313,000	2,313,000
		2,930,000
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $197,014 on 1-2-19, collateralized by $205,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $204,318, including interest)	197,000	197,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,126,827)		$3,127,000
Total Investments (Financial Industries Trust) (Cost $167,043,854) – 100.3%		$164,691,463
Other assets and liabilities, net – (0.3%)		(446,216)
TOTAL NET ASSETS – 100.0%		$164,245,247
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	1,100,000	USD	1,264,478	Goldman Sachs Bank USA	3/20/2019	$3,982	—
EUR	330,000	USD	377,531	State Street Bank and Trust Company	3/20/2019	3,007	—
GBP	150,000	USD	191,290	JPMorgan Chase Bank N.A.	3/20/2019	612	—
GBP	100,000	USD	128,427	Morgan Stanley Capital Services, Inc.	3/20/2019	—	($492)
JPY	12,340,000	USD	112,325	Goldman Sachs Bank USA	3/20/2019	917	—
NOK	680,000	USD	78,493	Citibank N.A.	3/20/2019	419	—
NOK	1,510,000	USD	174,559	JPMorgan Chase Bank N.A.	3/20/2019	671	—
NOK	1,760,000	USD	207,456	State Street Bank and Trust Company	3/20/2019	—	(3,214)
SEK	800,000	USD	89,730	Goldman Sachs Bank USA	3/20/2019	1,090	—
SEK	2,910,000	USD	324,902	Morgan Stanley Capital Services, Inc.	3/20/2019	5,456	—
USD	8,833,745	EUR	7,750,000	Goldman Sachs Bank USA	3/20/2019	—	(103,133)
USD	2,087,571	GBP	1,600,000	Morgan Stanley Capital Services, Inc.	3/20/2019	40,615	—
USD	1,935,451	JPY	217,890,000	Goldman Sachs Bank USA	3/20/2019	—	(64,089)
USD	2,988,574	NOK	25,220,000	Citibank N.A.	3/20/2019	61,884	—
USD	86,785	NOK	740,000	State Street Bank and Trust Company	3/20/2019	911	—
USD	2,034,684	SEK	18,260,000	Morgan Stanley Capital Services, Inc.	3/20/2019	—	(38,280)
						$119,564	($209,208)
The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Financial Industries Trust (continued)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.4%
Communication services – 18.6%
Entertainment – 3.0%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,494,088	$45,868,502
Interactive media and services – 15.6%
Alphabet, Inc., Class A (A)	70,257	73,415,755
CarGurus, Inc. (A)	1,232,016	41,555,900
Facebook, Inc., Class A (A)	547,718	71,800,353
Twitter, Inc. (A)	1,670,793	48,018,591
		234,790,599
		280,659,101
Consumer discretionary – 23.4%
Household durables – 8.8%
Lennar Corp., A Shares	1,895,133	74,194,457
NVR, Inc. (A)	8,293	20,209,958
Tempur Sealy International, Inc. (A)	926,985	38,377,179
		132,781,594
Internet and direct marketing retail – 8.2%
Amazon.com, Inc. (A)	82,173	123,421,381
Leisure products – 4.4%
Polaris Industries, Inc.	878,178	67,338,689
Specialty retail – 1.1%
Group 1 Automotive, Inc.	320,241	16,883,106
Textiles, apparel and luxury goods – 0.9%
Salvatore Ferragamo SpA	650,796	13,173,667
		353,598,437
Consumer staples – 4.7%
Beverages – 4.2%
Anheuser-Busch InBev SA, ADR	682,737	44,930,922
Diageo PLC, ADR	130,327	18,480,369
		63,411,291
Food products – 0.5%
The Hain Celestial Group, Inc. (A)	425,703	6,751,650
		70,162,941
Energy – 7.0%
Energy equipment and services – 3.2%
Baker Hughes, a GE Company	1,110,768	23,881,512
National Oilwell Varco, Inc.	485,894	12,487,476
Schlumberger, Ltd.	323,413	11,668,741
		48,037,729
Oil, gas and consumable fuels – 3.8%
Cheniere Energy, Inc. (A)	583,115	34,514,577
Kinder Morgan, Inc.	530,764	8,163,150
Suncor Energy, Inc.	538,019	15,048,391
		57,726,118
		105,763,847
Financials – 17.8%
Banks – 9.2%
Bank of America Corp.	2,726,734	67,186,726
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Citigroup, Inc.	1,235,592	$64,324,920
First Hawaiian, Inc.	353,684	7,961,427
		139,473,073
Capital markets – 7.0%
Morgan Stanley	1,254,677	49,747,943
The Goldman Sachs Group, Inc.	333,937	55,784,176
		105,532,119
Consumer finance – 1.6%
American Express Company	131,340	12,519,329
Synchrony Financial	469,329	11,010,458
		23,529,787
		268,534,979
Health care – 7.8%
Biotechnology – 4.2%
Alnylam Pharmaceuticals, Inc. (A)	104,625	7,628,209
Amgen, Inc.	269,004	52,367,009
Moderna, Inc. (A)	197,556	3,016,680
		63,011,898
Health care equipment and supplies – 1.3%
Hologic, Inc. (A)	492,780	20,253,258
Health care providers and services – 1.0%
Anthem, Inc.	56,931	14,951,789
Pharmaceuticals – 1.3%
Allergan PLC	149,077	19,925,632
		118,142,577
Industrials – 7.9%
Electrical equipment – 1.9%
Regal Beloit Corp.	188,319	13,191,746
Sensata Technologies Holding PLC (A)	365,831	16,403,858
		29,595,604
Industrial conglomerates – 2.2%
General Electric Company	4,323,058	32,725,549
Machinery – 0.5%
The Manitowoc Company, Inc. (A)	534,561	7,895,466
Professional services – 2.3%
IHS Markit, Ltd. (A)	727,024	34,875,341
Trading companies and distributors – 1.0%
United Rentals, Inc. (A)	144,921	14,858,750
		119,950,710
Information technology – 8.3%
Semiconductors and semiconductor equipment – 0.5%
Analog Devices, Inc.	100,156	8,596,389
Software – 3.6%
Workday, Inc., Class A (A)	339,572	54,222,857
Technology hardware, storage and peripherals – 4.2%
Apple, Inc.	400,604	63,191,275
		126,010,521
Real estate – 2.9%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts – 2.4%
American Tower Corp.	229,085	$36,238,956
Real estate management and development – 0.5%
Five Point Holdings LLC, Class A (A)	1,126,022	7,814,593
		44,053,549
TOTAL COMMON STOCKS (Cost $1,388,017,482)		$1,486,876,662
SHORT-TERM INVESTMENTS – 1.6%
U.S. Government Agency – 1.5%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$4,596,000	4,596,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	17,230,000	17,230,000
		21,826,000
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,474,106 on 1-2-19, collateralized by $1,530,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,505,512, including interest)	1,474,000	1,474,000
TOTAL SHORT-TERM INVESTMENTS (Cost $23,298,713)		$23,300,000
Total Investments (Fundamental All Cap Core Trust) (Cost $1,411,316,195) – 100.0%		$1,510,176,662
Other assets and liabilities, net – 0.0%		227,789
TOTAL NET ASSETS – 100.0%		$1,510,404,451
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.9%
Communication services – 5.7%
Entertainment – 2.1%
Twenty-First Century Fox, Inc., Class A	259,065	$12,466,208
Interactive media and services – 2.1%
Alphabet, Inc., Class A (A)	12,145	12,691,039
Media – 1.5%
Comcast Corp., Class A	262,097	8,924,403
		34,081,650
Consumer discretionary – 9.4%
Household durables – 4.7%
Lennar Corp., A Shares	533,295	20,878,499
Tempur Sealy International, Inc. (A)	169,655	7,023,717
		27,902,216
Internet and direct marketing retail – 2.1%
eBay, Inc. (A)	447,495	12,561,185
Specialty retail – 2.6%
AutoZone, Inc. (A)	10,616	8,899,817
Group 1 Automotive, Inc.	120,004	6,326,611
		15,226,428
		55,689,829
Consumer staples – 6.5%
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages – 5.4%
Anheuser-Busch InBev SA, ADR	90,181	$5,934,812
Heineken Holding NV	190,099	16,060,789
PepsiCo, Inc.	93,334	10,311,540
		32,307,141
Food products – 1.1%
Danone SA	93,249	6,572,432
		38,879,573
Energy – 10.5%
Energy equipment and services – 2.3%
Baker Hughes, a GE Company	388,446	8,351,589
National Oilwell Varco, Inc.	210,067	5,398,722
		13,750,311
Oil, gas and consumable fuels – 8.2%
Chevron Corp.	131,604	14,317,199
Exxon Mobil Corp.	102,978	7,022,070
Kinder Morgan, Inc.	1,275,507	19,617,298
Suncor Energy, Inc.	267,595	7,484,632
		48,441,199
		62,191,510
Financials – 26.3%
Banks – 13.9%
Bank of America Corp.	1,076,137	26,516,016
CIT Group, Inc.	143,360	5,486,387
Citigroup, Inc.	467,699	24,348,410
JPMorgan Chase & Co.	207,659	20,271,672
Wells Fargo & Company	135,275	6,233,472
		82,855,957
Capital markets – 6.5%
Affiliated Managers Group, Inc.	63,560	6,193,286
Morgan Stanley	450,460	17,860,739
The Goldman Sachs Group, Inc.	87,402	14,600,504
		38,654,529
Consumer finance – 4.5%
American Express Company	217,067	20,690,826
Synchrony Financial	250,845	5,884,824
		26,575,650
Insurance – 1.4%
Prudential Financial, Inc.	99,902	8,147,008
		156,233,144
Health care – 15.4%
Biotechnology – 4.1%
Amgen, Inc.	20,984	4,084,955
Biogen, Inc. (A)	41,453	12,474,037
Gilead Sciences, Inc.	124,039	7,758,639
		24,317,631
Health care equipment and supplies – 6.6%
Danaher Corp.	229,431	23,658,925
Hologic, Inc. (A)	161,733	6,647,226
Zimmer Biomet Holdings, Inc.	85,443	8,862,148
		39,168,299
Pharmaceuticals – 4.7%
Allergan PLC	108,472	14,498,369
Merck & Company, Inc.	177,523	13,564,532
		28,062,901
		91,548,831
Industrials – 10.9%
Aerospace and defense – 3.9%
L3 Technologies, Inc.	41,581	7,220,956

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
United Technologies Corp.	152,169	$16,202,955
		23,423,911
Industrial conglomerates – 1.7%
General Electric Company	1,323,756	10,020,833
Machinery – 2.0%
Parker-Hannifin Corp.	63,447	9,462,486
The Manitowoc Company, Inc. (A)	145,100	2,143,127
		11,605,613
Road and rail – 2.4%
Union Pacific Corp.	102,261	14,135,538
Trading companies and distributors – 0.9%
United Rentals, Inc. (A)	53,097	5,444,035
		64,629,930
Information technology – 11.2%
Communications equipment – 1.6%
Cisco Systems, Inc.	213,406	9,246,882
Semiconductors and semiconductor equipment – 0.6%
Analog Devices, Inc.	37,990	3,260,682
Software – 5.7%
Microsoft Corp.	223,346	22,685,253
Oracle Corp.	253,787	11,458,483
		34,143,736
Technology hardware, storage and peripherals – 3.3%
Apple, Inc.	125,488	19,794,477
		66,445,777
Materials – 2.0%
Chemicals – 2.0%
LyondellBasell Industries NV, Class A	144,732	12,035,914
TOTAL COMMON STOCKS (Cost $578,639,155)		$581,736,158
SHORT-TERM INVESTMENTS – 2.5%
U.S. Government Agency – 2.3%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$2,870,000	2,870,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	10,759,000	10,759,000
		13,629,000
Repurchase agreement – 0.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $921,067 on 1-2-19, collateralized by $955,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $939,715, including interest)	921,000	921,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,549,197)		$14,550,000
Total Investments (Fundamental Large Cap Value Trust) (Cost $593,188,352) – 100.4%		$596,286,158
Other assets and liabilities, net – (0.4%)		(2,130,382)
TOTAL NET ASSETS – 100.0%		$594,155,776
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Global Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.7%
Canada - 2.4%
Barrick Gold Corp.	69,430	$940,082
Husky Energy, Inc.	120,630	1,246,769
Wheaton Precious Metals Corp.	115,525	2,255,158
		4,442,009
China - 4.2%
Baidu, Inc., ADR (A)	16,160	2,562,976
China Life Insurance Company, Ltd., H Shares	1,227,710	2,596,293
China Telecom Corp., Ltd., ADR (B)	48,010	2,435,547
China Telecom Corp., Ltd., H Shares	356,900	182,864
		7,777,680
Denmark - 2.4%
A.P. Moller - Maersk A/S, Series B	1,540	1,937,215
Vestas Wind Systems A/S	34,340	2,599,492
		4,536,707
France - 7.4%
AXA SA	87,505	1,888,527
BNP Paribas SA	52,418	2,367,239
Cie de Saint-Gobain	33,340	1,106,772
Credit Agricole SA	167,298	1,800,535
Sanofi	39,544	3,430,442
Veolia Environnement SA	149,170	3,054,887
		13,648,402
Germany - 5.9%
Bayer AG	41,660	2,897,405
E.ON SE	207,760	2,050,869
Merck KGaA	29,092	2,994,518
Siemens AG	26,789	2,989,698
		10,932,490
Hong Kong - 4.1%
China Mobile, Ltd.	247,250	2,392,539
CK Hutchison Holdings, Ltd.	251,040	2,409,535
Kunlun Energy Company, Ltd.	2,475,550	2,630,236
Value Partners Group, Ltd.	342,600	237,886
		7,670,196
India - 1.8%
Bharti Airtel, Ltd.	415,152	1,854,312
Hero MotoCorp, Ltd.	32,200	1,424,251
		3,278,563
Ireland - 1.1%
Bank of Ireland Group PLC	138,600	770,856
Perrigo Company PLC	32,350	1,253,563
		2,024,419
Israel - 1.5%
Teva Pharmaceutical Industries, Ltd., ADR (A)	181,760	2,802,739
Italy - 1.9%
Eni SpA	224,262	3,542,717
Japan - 6.6%
Mitsui Fudosan Company, Ltd.	91,210	2,025,948
Panasonic Corp.	247,870	2,226,721
Seven & i Holdings Company, Ltd.	40,400	1,755,586
SoftBank Group Corp.	7,630	499,759
Suntory Beverage & Food, Ltd.	40,300	1,819,650
Taiheiyo Cement Corp.	33,920	1,043,894
Takeda Pharmaceutical Company, Ltd. (B)	84,660	2,869,508
		12,241,066
Luxembourg - 2.3%
SES SA	219,163	4,196,124
Netherlands - 6.0%
Aegon NV	395,006	1,850,070

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Akzo Nobel NV	24,182	$1,947,476
ING Groep NV	233,076	2,507,107
Royal Dutch Shell PLC, B Shares	159,355	4,764,315
		11,068,968
Singapore - 2.1%
Singapore Telecommunications, Ltd.	1,792,250	3,857,343
South Korea - 3.1%
KB Financial Group, Inc., ADR	58,548	2,457,845
Samsung Electronics Company, Ltd.	92,890	3,233,661
		5,691,506
Spain - 1.0%
Telefonica SA	223,304	1,879,641
Sweden - 0.7%
Getinge AB, B Shares	138,964	1,256,601
Switzerland - 3.6%
Novartis AG	7,450	638,050
Roche Holding AG	15,162	3,764,101
UBS Group AG (A)	183,290	2,286,221
		6,688,372
Taiwan - 0.3%
Catcher Technology Company, Ltd.	78,520	574,909
Thailand - 1.5%
Bangkok Bank PCL	311,130	1,980,352
Bangkok Bank PCL, NVDR	126,340	788,497
		2,768,849
United Kingdom - 8.1%
BP PLC	552,738	3,494,237
HSBC Holdings PLC	299,989	2,475,328
Kingfisher PLC	878,882	2,310,837
Man Group PLC	393,365	666,480
Standard Chartered PLC	477,298	3,709,400
Vodafone Group PLC	1,178,278	2,290,913
		14,947,195
United States - 29.7%
Advance Auto Parts, Inc.	7,034	1,107,575
Allergan PLC	25,608	3,422,765
Ally Financial, Inc.	20,190	457,505
Alphabet, Inc., Class A (A)	1,910	1,995,874
AmerisourceBergen Corp.	28,690	2,134,536
Amgen, Inc.	6,158	1,198,778
Apache Corp.	71,680	1,881,600
Capital One Financial Corp.	31,060	2,347,825
Cardinal Health, Inc.	35,190	1,569,474
Celgene Corp. (A)	21,070	1,350,376
Citigroup, Inc.	71,170	3,705,110
Comcast Corp., Class A	76,850	2,616,743
CommScope Holding Company, Inc. (A)	73,740	1,208,599
Coty, Inc., Class A (B)	272,927	1,790,401
Eli Lilly & Company	16,770	1,940,624
Exxon Mobil Corp.	32,370	2,207,310
Gilead Sciences, Inc.	46,960	2,937,348
JPMorgan Chase & Co. (B)	22,070	2,154,473
Kellogg Company	43,810	2,497,608
Mattel, Inc. (A)(B)	160,290	1,601,297
Navistar International Corp. (A)	68,960	1,789,512
NetScout Systems, Inc. (A)	314	7,420
Oracle Corp.	103,120	4,655,868
The Kroger Company	77,760	2,138,400
United Parcel Service, Inc., Class B	21,540	2,100,796
Voya Financial, Inc.	19,646	788,590
Global Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Walgreens Boots Alliance, Inc.	48,180	$3,292,139
		54,898,546
TOTAL COMMON STOCKS (Cost $203,354,903)		$180,725,042
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral Trust, 2.4078% (C)(D)	556,054	5,562,323
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,562,046)		$5,562,323
SHORT-TERM INVESTMENTS - 0.6%
U.S. Government Agency - 0.6%
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	$1,100,000	1,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,099,934)		$1,100,000
Total Investments (Global Trust) (Cost $210,016,883) - 101.3%		$187,387,365
Other assets and liabilities, net - (1.3%)		(2,452,612)
TOTAL NET ASSETS - 100.0%		$184,934,753
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Health Sciences Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.2%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
JAND, Inc., Class A (A)(B)(C)	14,867	$220,626
Health care – 98.1%
Biotechnology – 31.3%
AbbVie, Inc.	16,288	1,501,591
Abcam PLC	26,152	364,023
Abeona Therapeutics, Inc. (C)	17,221	122,958
AC Immune SA (C)	5,596	52,882
ACADIA Pharmaceuticals, Inc. (C)	57,505	929,856
Acceleron Pharma, Inc. (C)	37,423	1,629,772
Acerta Pharma BV, Class B (A)(B)(C)	4,276,305	370,328
Agios Pharmaceuticals, Inc. (C)	12,736	587,257
Aimmune Therapeutics, Inc. (C)	30,235	723,221
Alder Biopharmaceuticals, Inc. (C)	61,982	635,316
Alexion Pharmaceuticals, Inc. (C)	56,059	5,457,904
Alkermes PLC (C)	13,748	405,703
Allakos, Inc. (C)	6,535	341,584
Allogene Therapeutics, Inc. (C)	7,797	209,973
Alnylam Pharmaceuticals, Inc. (C)	14,400	1,049,904
Amarin Corp. PLC, ADR (C)	53,807	732,313
Amgen, Inc.	12,800	2,491,776
AnaptysBio, Inc. (C)	4,932	314,612
Apellis Pharmaceuticals, Inc. (C)	6,333	83,532
Aptinyx, Inc. (C)	4,717	78,019

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Arcus Biosciences, Inc. (C)	8,434	$90,834
Argenx SE, ADR (C)	16,497	1,584,867
Array BioPharma, Inc. (C)	59,054	841,520
Ascendis Pharma A/S, ADR (C)	22,733	1,424,222
Atara Biotherapeutics, Inc. (C)	19,112	663,951
Audentes Therapeutics, Inc. (C)	10,874	231,834
Autolus Therapeutics PLC, ADR (C)	4,251	139,603
Avrobio, Inc. (C)	7,156	119,147
BeiGene, Ltd., ADR (C)	7,482	1,049,425
Biogen, Inc. (C)	10,529	3,168,387
BioMarin Pharmaceutical, Inc. (C)	28,693	2,443,209
Bluebird Bio, Inc. (C)	15,679	1,555,357
Blueprint Medicines Corp. (C)	19,253	1,037,929
Cara Therapeutics, Inc. (C)	15,547	202,111
CareDx, Inc. (C)	6,269	157,603
Celgene Corp. (C)	23,832	1,527,393
Corvus Pharmaceuticals, Inc. (C)	14,503	53,226
CRISPR Therapeutics AG (C)	7,600	217,132
CytomX Therapeutics, Inc. (C)	15,090	227,859
Denali Therapeutics, Inc. (C)	9,400	194,204
Dicerna Pharmaceuticals, Inc. (C)	6,500	69,485
Editas Medicine, Inc. (C)	6,134	139,549
Enanta Pharmaceuticals, Inc. (C)	11,849	839,265
Exact Sciences Corp. (C)	22,150	1,397,665
Exelixis, Inc. (C)	21,517	423,239
Fate Therapeutics, Inc. (C)	16,003	205,318
FibroGen, Inc. (C)	18,847	872,239
Five Prime Therapeutics, Inc. (C)	8,946	83,198
Forty Seven, Inc. (C)	5,922	93,094
G1 Therapeutics, Inc. (C)	17,944	343,628
Gilead Sciences, Inc.	28,467	1,780,611
Global Blood Therapeutics, Inc. (C)	15,635	641,817
GlycoMimetics, Inc. (C)	22,854	216,427
Homology Medicines, Inc. (C)	10,030	224,271
ImmunoGen, Inc. (C)	21,900	105,120
Immunomedics, Inc. (C)	105,169	1,500,762
Incyte Corp. (C)	41,300	2,626,267
Insmed, Inc. (C)	47,046	617,244
Ionis Pharmaceuticals, Inc. (C)	8,770	474,106
Iovance Biotherapeutics, Inc. (C)	40,834	361,381
Ironwood Pharmaceuticals, Inc. (C)	26,167	271,090
Krystal Biotech, Inc. (C)	3,109	64,605
Loxo Oncology, Inc. (C)	14,840	2,078,639
MacroGenics, Inc. (C)	16,111	204,610
Madrigal Pharmaceuticals, Inc. (C)	1,752	197,485
Merus NV (C)	6,700	93,800
Minerva Neurosciences, Inc. (C)	22,176	149,466
Mirati Therapeutics, Inc. (C)	6,500	275,730
Moderna, Inc. (C)	848	12,949
Momenta Pharmaceuticals, Inc. (C)	23,739	262,079
Myovant Sciences, Ltd. (C)	16,159	265,169
Neurocrine Biosciences, Inc. (C)	38,164	2,725,291
Novavax, Inc. (C)	52,100	95,864
Orchard Therapeutics PLC, ADR (C)	14,115	222,029
PhaseBio Pharmaceuticals, Inc. (C)	12,843	39,685
Principia Biopharma, Inc. (C)	6,362	174,255
ProQR Therapeutics NV (C)	8,000	126,240
Proteostasis Therapeutics, Inc. (C)	13,247	42,920
PTC Therapeutics, Inc. (C)	24,710	848,047
Regeneron Pharmaceuticals, Inc. (C)	8,700	3,249,450
REGENXBIO, Inc. (C)	8,600	360,770
Rhythm Pharmaceuticals, Inc. (C)	5,191	139,534
Rocket Pharmaceuticals, Inc. (C)	9,593	142,168
Sage Therapeutics, Inc. (C)	44,100	4,224,339
Sarepta Therapeutics, Inc. (C)	36,338	3,965,566
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Scholar Rock Holding Corp. (C)	5,387	$123,739
Seattle Genetics, Inc. (C)	23,248	1,317,232
Shire PLC, ADR	7,680	1,336,627
Spark Therapeutics, Inc. (C)	16,085	629,567
Tocagen, Inc. (C)	13,770	113,052
Ultragenyx Pharmaceutical, Inc. (C)	21,104	917,602
Vertex Pharmaceuticals, Inc. (C)	63,466	10,516,951
Xencor, Inc. (C)	40,980	1,481,837
Y-mAbs Therapeutics, Inc. (C)	7,594	154,462
Zafgen, Inc. (C)	15,200	75,240
Zai Lab, Ltd., ADR (C)	9,368	217,525
Zeneca, Inc. (B)(C)	13,151	8,088
		85,150,725
Health care equipment and supplies – 21.5%
ABIOMED, Inc. (C)	2,359	766,769
Align Technology, Inc. (C)	6,601	1,382,447
AtriCure, Inc. (C)	15,800	483,480
Becton, Dickinson and Company	56,006	12,619,272
Danaher Corp.	43,058	4,440,141
DexCom, Inc. (C)	3,410	408,518
GenMark Diagnostics, Inc. (C)	64,734	314,607
Hologic, Inc. (C)	77,600	3,189,360
ICU Medical, Inc. (C)	6,963	1,598,914
Insulet Corp. (C)	5,500	436,260
Integer Holdings Corp. (C)	2,300	175,398
Intuitive Surgical, Inc. (C)	28,476	13,637,726
Lantheus Holdings, Inc. (C)	20,544	321,514
Nevro Corp. (C)	9,800	381,122
Novocure, Ltd. (C)	23,000	770,040
NuVasive, Inc. (C)	8,200	406,392
Penumbra, Inc. (C)	6,729	822,284
Quidel Corp. (C)	20,529	1,002,226
SI-BONE, Inc. (C)	5,910	123,460
Stryker Corp.	42,541	6,668,302
Tandem Diabetes Care, Inc. (C)	3,700	140,489
Teleflex, Inc.	8,635	2,231,975
The Cooper Companies, Inc.	9,435	2,401,208
ViewRay, Inc. (C)	23,885	144,982
West Pharmaceutical Services, Inc.	17,210	1,687,096
Wright Medical Group NV (C)	48,728	1,326,376
Zimmer Biomet Holdings, Inc.	5,050	523,786
		58,404,144
Health care providers and services – 22.6%
Acadia Healthcare Company, Inc. (C)	19,016	488,901
Anthem, Inc.	33,400	8,771,842
Centene Corp. (C)	46,059	5,310,603
Cigna Corp.	44,070	8,369,850
CVS Health Corp.	21,902	1,435,019
DaVita, Inc. (C)	10,026	515,938
Guardant Health, Inc. (C)	6,194	232,832
HCA Healthcare, Inc.	44,007	5,476,671
Humana, Inc.	15,046	4,310,378
Molina Healthcare, Inc. (C)	14,409	1,674,614
Patterson Companies, Inc.	4,000	78,640
UnitedHealth Group, Inc.	85,140	21,210,072
Universal Health Services, Inc., Class B	4,653	542,354
WellCare Health Plans, Inc. (C)	13,457	3,177,063
		61,594,777
Health care technology – 0.4%
HTG Molecular Diagnostics, Inc. (C)	40,059	101,750
Inspire Medical Systems, Inc. (C)	3,863	163,212
Teladoc Health, Inc. (C)	15,900	788,163
		1,053,125

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services – 6.7%
Agilent Technologies, Inc.	79,912	$5,390,864
Bruker Corp.	36,502	1,086,665
Illumina, Inc. (C)	7,126	2,137,301
Lonza Group AG (C)	1,197	311,166
Mettler-Toledo International, Inc. (C)	1,696	959,224
Quanterix Corp. (C)	18,700	342,397
Thermo Fisher Scientific, Inc.	36,300	8,123,577
		18,351,194
Pharmaceuticals – 15.6%
Allergan PLC	13,325	1,781,020
Amneal Pharmaceuticals, Inc. (C)	41,502	561,522
Astellas Pharma, Inc.	20,400	260,643
AstraZeneca PLC, ADR	96,200	3,653,676
Bristol-Myers Squibb Company	27,752	1,442,549
Catalent, Inc. (C)	12,900	402,222
Chugai Pharmaceutical Company, Ltd.	13,600	788,789
Daiichi Sankyo Company, Ltd.	34,000	1,087,514
Eisai Company, Ltd.	11,700	905,812
Elanco Animal Health, Inc. (C)	11,557	364,392
Eli Lilly & Company	55,300	6,399,316
GW Pharmaceuticals PLC, ADR (C)	4,477	436,015
Intra-Cellular Therapies, Inc. (C)	6,400	72,896
Kyowa Hakko Kirin Company, Ltd.	21,500	406,266
Menlo Therapeutics, Inc. (C)	11,700	48,204
Merck & Company, Inc.	60,017	4,585,899
Mylan NV (C)	27,800	761,720
MyoKardia, Inc. (C)	13,539	661,516
Nektar Therapeutics (C)	12,600	414,162
Novartis AG	52,093	4,461,463
Odonate Therapeutics, Inc. (C)	5,432	76,483
Perrigo Company PLC	19,900	771,125
Pfizer, Inc.	183,511	8,010,255
Reata Pharmaceuticals, Inc., Class A (C)	5,400	302,940
Roche Holding AG	9,308	2,310,793
TherapeuticsMD, Inc. (C)	30,446	115,999
Theravance Biopharma, Inc. (C)	6,524	166,949
Tricida, Inc. (C)	8,460	199,487
WaVe Life Sciences, Ltd. (C)	6,214	261,237
Zogenix, Inc. (C)	20,200	736,492
		42,447,356
		267,001,321
TOTAL COMMON STOCKS (Cost $226,586,950)		$267,221,947
PREFERRED SECURITIES – 0.7%
Consumer discretionary – 0.2%
Specialty retail – 0.2%
JAND, Inc., Series D (A)(B)(C)	33,198	492,658
Health care – 0.4%
Health care equipment and supplies – 0.4%
Becton, Dickinson and Company, 6.125%	9,988	576,008
Sartorius AG	4,507	560,928
		1,136,936
Information technology – 0.1%
Software – 0.1%
Doximity, Inc. (A)(B)(C)	31,611	135,611
TOTAL PREFERRED SECURITIES (Cost $1,686,718)		$1,765,205
CONVERTIBLE BONDS - 0.1%
Health care - 0.1%
Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/2022	$348,000	325,346
TOTAL CONVERTIBLE BONDS (Cost $348,000)		$325,346
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
RIGHTS – 0.0%
Wright Medical Group NV (Expiration Date: 1-2-24) (C)(D)	3,500	$44
TOTAL RIGHTS (Cost $8,750)		$44
SHORT-TERM INVESTMENTS – 0.7%
Money market funds – 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	774,996	774,996
T. Rowe Price Government Reserve Fund, 2.4366% (E)	1,135,978	1,135,978
		1,910,974
TOTAL SHORT-TERM INVESTMENTS (Cost $1,910,974)		$1,910,974
Total Investments (Health Sciences Trust) (Cost $230,541,392) – 99.7%		$271,223,516
Other assets and liabilities, net – 0.3%		932,030
TOTAL NET ASSETS – 100.0%		$272,155,546
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
International Equity Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.7%
Australia - 4.7%
AGL Energy, Ltd. (A)	24,640	$357,827
Alumina, Ltd.	94,472	153,026
Amcor, Ltd.	43,247	403,817
AMP, Ltd.	102,336	176,659
APA Group	44,410	266,022
Aristocrat Leisure, Ltd.	19,488	299,994
ASX, Ltd.	6,951	293,713
Aurizon Holdings, Ltd.	76,706	231,422
AusNet Services	75,572	82,821
Australia & New Zealand Banking Group, Ltd.	102,327	1,768,074
Bank of Queensland, Ltd.	16,481	112,649
Bendigo & Adelaide Bank, Ltd.	18,165	138,016
BHP Group PLC	76,119	1,608,472
BHP Group, Ltd.	105,441	2,548,619
BlueScope Steel, Ltd.	20,070	154,822
Boral, Ltd.	42,857	149,143
Brambles, Ltd.	57,039	408,094
Caltex Australia, Ltd.	9,411	168,846
Challenger, Ltd. (A)	22,963	153,522
CIMIC Group, Ltd.	3,702	113,207
Coca-Cola Amatil, Ltd.	21,130	121,869
Cochlear, Ltd.	2,020	247,508
Coles Group, Ltd. (B)	40,710	336,633
Commonwealth Bank of Australia	62,931	3,209,962
Computershare, Ltd.	16,916	205,009
Crown Resorts, Ltd.	14,067	117,562
CSL, Ltd.	16,228	2,119,666
Dexus	37,475	280,486
Domino's Pizza Enterprises, Ltd.	2,059	58,984

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Flight Centre Travel Group, Ltd.	2,493	$75,392
Fortescue Metals Group, Ltd.	54,593	160,983
Goodman Group	56,877	426,058
Harvey Norman Holdings, Ltd. (A)	19,515	43,438
Incitec Pivot, Ltd.	65,708	151,886
Insurance Australia Group, Ltd.	82,791	408,343
LendLease Group	20,344	166,662
Macquarie Group, Ltd.	11,760	900,768
Medibank Pvt., Ltd.	94,782	171,592
Mirvac Group	133,238	210,426
MMG, Ltd. (B)	88,000	37,805
National Australia Bank, Ltd.	97,294	1,651,013
Newcrest Mining, Ltd.	28,639	440,155
Oil Search, Ltd.	49,235	247,997
Orica, Ltd.	13,519	164,317
Origin Energy, Ltd. (B)	63,117	287,916
QBE Insurance Group, Ltd. (A)	49,037	349,173
Ramsay Health Care, Ltd.	5,011	203,830
REA Group, Ltd.	2,146	111,962
Santos, Ltd.	60,142	231,945
Scentre Group	191,167	525,550
SEEK, Ltd.	11,910	142,088
Sonic Healthcare, Ltd.	14,921	232,769
South32, Ltd.	112,851	268,452
South32, Ltd. (London Stock Exchange)	74,597	176,076
Stockland	87,409	216,843
Suncorp Group, Ltd.	46,533	414,133
Sydney Airport	39,872	189,066
Tabcorp Holdings, Ltd.	75,725	228,934
Telstra Corp., Ltd.	148,535	298,089
The GPT Group	65,090	244,936
TPG Telecom, Ltd. (A)	13,013	59,028
Transurban Group	93,165	764,654
Treasury Wine Estates, Ltd.	26,341	274,678
Vicinity Centres	127,154	232,994
Washington H Soul Pattinson & Company, Ltd.	3,863	67,744
Wesfarmers, Ltd.	40,710	924,876
Westpac Banking Corp.	121,874	2,153,499
Woodside Petroleum, Ltd.	33,609	740,319
Woolworths Group, Ltd.	48,115	998,097
WorleyParsons, Ltd.	11,515	92,487
		31,973,417
Austria - 0.2%
ANDRITZ AG	2,752	126,389
Erste Group Bank AG (B)	11,010	365,065
OMV AG	5,543	242,080
Raiffeisen Bank International AG	4,926	125,697
Verbund AG (A)	2,442	104,546
voestalpine AG	4,357	129,945
		1,093,722
Belgium - 0.6%
Ageas	7,799	351,077
Anheuser-Busch InBev SA	27,018	1,779,921
Colruyt SA	2,769	197,488
Groupe Bruxelles Lambert SA	3,135	273,192
KBC Group NV	8,597	553,122
Proximus SADP	5,996	162,245
Solvay SA	2,881	288,107
Telenet Group Holding NV	2,144	99,723
UCB SA	4,152	339,122
Umicore SA	6,530	260,580
		4,304,577
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil - 1.2%
Ambev SA	169,030	$669,796
Atacadao Distribuicao Comercio e Industria, Ltd.	13,900	64,845
B2W Cia Digital (B)	6,600	71,322
B3 SA - Brasil Bolsa Balcao	72,207	498,908
Banco Bradesco SA	36,969	322,228
Banco do Brasil SA	30,113	360,494
Banco Santander Brasil SA	14,000	153,955
BB Seguridade Participacoes SA	24,400	173,712
BR Malls Participacoes SA	28,116	94,715
Braskem SA, ADR	1,584	38,745
BRF SA (B)	19,720	111,431
CCR SA	40,100	115,655
Centrais Eletricas Brasileiras SA (B)	11,900	74,147
Centrais Eletricas Brasileiras SA, ADR (B)	1,429	10,260
Cia Brasileira de Distribuicao, ADR	628	13,044
Cia de Saneamento Basico do Estado de Sao Paulo	11,270	91,455
Cia Siderurgica Nacional SA (B)	16,100	36,604
Cia Siderurgica Nacional SA, ADR (B)	11,800	25,842
Cielo SA	44,260	101,444
Cosan SA	7,211	62,265
Embraer SA	10,800	60,377
Embraer SA, ADR	2,626	58,113
Engie Brasil Energia SA	9,375	79,743
Equatorial Energia SA	6,700	128,692
Fibria Celulose SA	3,172	55,303
Fibria Celulose SA, ADR	6,862	118,095
Hypera SA	14,208	110,640
IRB Brasil Resseguros SA	3,900	83,897
JBS SA	28,673	85,654
Klabin SA	24,000	98,300
Kroton Educacional SA	47,780	109,154
Localiza Rent a Car SA	17,562	134,379
Lojas Renner SA	26,570	289,871
M Dias Branco SA	4,800	52,962
Magazine Luiza SA	2,700	125,847
Multiplan Empreendimentos Imobiliarios SA	9,975	62,504
Natura Cosmeticos SA	6,500	75,432
Petrobras Distribuidora SA	12,500	82,773
Petroleo Brasileiro SA	106,229	694,243
Porto Seguro SA	4,419	59,494
Raia Drogasil SA	8,100	119,311
Rumo SA (B)	38,235	167,411
Sul America SA	7,299	53,796
Suzano Papel e Celulose SA	15,800	155,393
Telefonica Brasil SA, ADR	6,017	71,783
TIM Participacoes SA	28,020	85,591
Ultrapar Participacoes SA	12,700	174,093
Vale SA	113,597	1,489,177
WEG SA	30,058	135,900
		8,108,795
Canada - 6.4%
Agnico Eagle Mines, Ltd.	8,900	359,207
Alimentation Couche-Tard, Inc., Class B	15,800	785,949
AltaGas, Ltd. (A)	9,500	96,726
ARC Resources, Ltd. (A)	15,000	88,998
Atco, Ltd., Class I	3,100	87,673
Aurora Cannabis, Inc. (A)(B)	23,500	116,708
Bank of Montreal	23,200	1,515,681
Barrick Gold Corp.	42,340	571,584
BCE, Inc.	5,824	230,068
BlackBerry, Ltd. (B)	19,900	141,539
Bombardier, Inc., Class B (B)	75,600	112,414

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Brookfield Asset Management, Inc., Class A	31,748	$1,216,712
CAE, Inc.	10,400	191,134
Cameco Corp.	15,500	175,754
Canadian Imperial Bank of Commerce	16,000	1,191,679
Canadian National Railway Company	26,900	1,992,279
Canadian Natural Resources, Ltd.	44,260	1,067,920
Canadian Pacific Railway, Ltd.	5,300	940,428
Canadian Tire Corp., Ltd., Class A	2,500	261,390
Canadian Utilities, Ltd., Class A	5,100	117,003
Canopy Growth Corp. (A)(B)	7,000	187,716
CCL Industries, Inc., Class B	5,200	190,677
Cenovus Energy, Inc.	40,300	283,387
CGI Group, Inc., Class A (B)	9,400	574,934
CI Financial Corp.	10,300	130,372
Constellation Software, Inc.	800	512,077
Dollarama, Inc.	12,000	285,409
Emera, Inc. (A)	2,400	76,841
Empire Company, Ltd., Class A	7,200	152,048
Enbridge, Inc. (A)	61,400	1,907,394
Encana Corp.	36,100	208,371
Fairfax Financial Holdings, Ltd.	1,000	440,214
Finning International, Inc.	6,800	118,547
First Capital Realty, Inc. (A)	6,600	91,130
First Quantum Minerals, Ltd.	25,554	206,648
Fortis, Inc.	15,600	520,038
Franco-Nevada Corp.	6,900	483,839
George Weston, Ltd.	3,099	204,413
Gildan Activewear, Inc.	8,400	254,978
Goldcorp, Inc.	32,584	319,109
Great-West Lifeco, Inc.	11,200	231,187
H&R Real Estate Investment Trust	6,200	93,781
Husky Energy, Inc.	13,897	143,632
Hydro One, Ltd. (C)	11,600	172,063
IGM Financial, Inc. (A)	3,500	79,552
Imperial Oil, Ltd. (A)	11,130	282,000
Industrial Alliance Insurance & Financial Services, Inc.	4,100	130,850
Intact Financial Corp.	5,200	377,811
Inter Pipeline, Ltd.	14,100	199,747
Keyera Corp. (A)	8,100	153,136
Kinross Gold Corp. (B)	48,929	157,697
Loblaw Companies, Ltd.	6,740	301,700
Lundin Mining Corp.	26,800	110,718
Magna International, Inc.	11,600	526,554
Manulife Financial Corp. (D)	71,400	1,013,052
Methanex Corp.	3,500	168,334
Metro, Inc.	9,357	324,466
National Bank of Canada	12,400	509,098
Nutrien, Ltd.	23,390	1,098,569
Onex Corp.	3,100	168,829
Open Text Corp.	9,800	319,440
Pembina Pipeline Corp. (A)	18,298	542,962
Power Corp. of Canada	13,200	237,178
Power Financial Corp.	9,300	175,959
PrairieSky Royalty, Ltd. (A)	8,347	108,037
Restaurant Brands International, Inc.	8,446	441,231
RioCan Real Estate Investment Trust	6,300	109,830
Rogers Communications, Inc., Class B	13,100	671,313
Royal Bank of Canada	52,000	3,559,098
Saputo, Inc.	9,100	261,228
Seven Generations Energy, Ltd., Class A (B)	9,900	80,784
Shaw Communications, Inc., Class B	16,400	296,839
Shopify, Inc., Class A (B)	3,300	456,349
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
SmartCentres Real Estate Investment Trust	3,100	$70,007
SNC-Lavalin Group, Inc. (A)	6,500	218,635
Sun Life Financial, Inc.	22,100	733,159
Suncor Energy, Inc.	59,335	1,657,225
Teck Resources, Ltd., Class B	20,961	451,248
TELUS Corp.	7,600	251,904
The Bank of Nova Scotia	42,900	2,138,401
The Stars Group, Inc. (B)	6,300	104,016
The Toronto-Dominion Bank	66,500	3,305,516
Thomson Reuters Corp.	7,754	374,466
Tourmaline Oil Corp. (A)	9,700	120,646
TransCanada Corp. (A)	32,200	1,149,832
Turquoise Hill Resources, Ltd. (B)	40,020	65,957
Vermilion Energy, Inc. (A)	4,800	101,119
West Fraser Timber Company, Ltd.	2,700	133,378
Wheaton Precious Metals Corp.	16,900	329,904
WSP Global, Inc.	3,700	159,009
		43,276,434
Chile - 0.3%
Antofagasta PLC	15,103	151,053
Banco Santander Chile, ADR	15,561	465,274
Cencosud SA	61,383	110,760
Cia Cervecerias Unidas SA, ADR	8,997	226,095
Enel Americas SA, ADR	46,802	417,474
Enel Chile SA, ADR	53,119	262,939
Itau CorpBanca	7,999	111,826
Latam Airlines Group SA, ADR (A)	19,197	197,729
Sociedad Quimica y Minera de Chile SA, ADR (A)	6,254	239,528
		2,182,678
China - 6.6%
3SBio, Inc. (C)	40,500	51,776
51job, Inc., ADR (B)	900	56,196
58.com, Inc., ADR (B)	3,300	178,893
AAC Technologies Holdings, Inc. (A)	27,342	157,783
Agile Group Holdings, Ltd.	54,000	63,704
Agricultural Bank of China, Ltd., Class A	56,500	29,647
Agricultural Bank of China, Ltd., H Shares	1,041,000	455,955
Air China, Ltd., H Shares	84,534	73,168
Alibaba Group Holding, Ltd., ADR (B)	46,500	6,373,733
Aluminum Corp. of China, Ltd., H Shares (B)	185,220	59,271
Angang Steel Company, Ltd., H Shares	38,000	26,214
Anhui Conch Cement Company, Ltd., H Shares	56,790	274,624
ANTA Sports Products, Ltd.	43,000	205,856
Autohome, Inc., ADR (A)	2,100	164,283
AviChina Industry & Technology Company, Ltd., H Shares	72,000	45,230
BAIC Motor Corp., Ltd., H Shares (C)	63,000	33,327
Baidu, Inc., ADR (B)	9,900	1,570,140
Bank of China, Ltd., Class A	52,600	27,677
Bank of China, Ltd., H Shares	2,832,563	1,221,125
Bank of Communications Company, Ltd., Class A	35,200	29,707
Bank of Communications Company, Ltd., H Shares	337,527	263,552
Baozun, Inc., ADR (B)	1,300	37,973
BeiGene, Ltd., ADR (B)	1,200	168,312
Beijing Capital International Airport Company, Ltd., H Shares	52,789	56,026
BYD Company, Ltd., H Shares	24,105	154,403
CGN Power Company, Ltd., H Shares (C)	446,000	105,893
China Cinda Asset Management Company, Ltd., H Shares	304,800	73,875

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China CITIC Bank Corp., Ltd., H Shares	310,800	$188,558
China Communications Construction Company, Ltd., H Shares	152,335	143,627
China Communications Services Corp., Ltd., H Shares	129,600	107,455
China Conch Venture Holdings, Ltd.	57,900	172,398
China Construction Bank Corp., H Shares	3,445,914	2,821,698
China Eastern Airlines Corp., Ltd., H Shares	50,000	27,734
China Everbright Bank Company, Ltd., H Shares	120,000	52,001
China Evergrande Group	111,959	334,479
China Galaxy Securities Company, Ltd., H Shares	129,500	58,488
China Huarong Asset Management Company, Ltd., H Shares (C)	351,700	64,198
China Huishan Dairy Holdings Company, Ltd. (B)(E)	225,000	0
China International Capital Corp., Ltd., H Shares (C)	36,800	68,913
China Life Insurance Company, Ltd., H Shares	265,624	561,727
China Literature, Ltd. (A)(B)(C)	6,400	29,668
China Longyuan Power Group Corp., Ltd., H Shares	99,000	67,582
China Medical System Holdings, Ltd.	48,300	45,088
China Merchants Bank Company, Ltd., Class A	10,700	39,337
China Merchants Bank Company, Ltd., H Shares	139,323	508,779
China Minsheng Banking Corp., Ltd., Class A	32,880	27,478
China Minsheng Banking Corp., Ltd., H Shares	242,496	167,253
China Molybdenum Company, Ltd., H Shares	129,000	47,505
China National Building Material Company, Ltd., H Shares	138,000	94,428
China Oilfield Services, Ltd., H Shares	56,000	48,193
China Pacific Insurance Group Company, Ltd., Class A	6,000	24,899
China Pacific Insurance Group Company, Ltd., H Shares	94,100	304,081
China Petroleum & Chemical Corp., H Shares	909,361	648,202
China Railway Construction Corp., Ltd., H Shares	67,500	93,755
China Railway Group, Ltd., H Shares	179,000	163,101
China Railway Signal & Communication Corp., Ltd., H Shares (C)	53,000	37,122
China Reinsurance Group Corp., H Shares	203,000	41,475
China Resources Pharmaceutical Group, Ltd. (C)	66,000	85,956
China Shenhua Energy Company, Ltd., H Shares	127,500	278,070
China Southern Airlines Company, Ltd., H Shares (A)	64,000	39,242
China State Construction Engineering Corp., Ltd., Class A	36,540	30,404
China Telecom Corp., Ltd., H Shares	481,604	246,758
China Tower Corp., Ltd., H Shares (B)(C)	1,228,000	232,216
China Vanke Company, Ltd., Class A	8,000	27,841
China Vanke Company, Ltd., H Shares	45,400	153,753
China Yangtze Power Company, Ltd., Class A	12,700	29,401
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Chongqing Rural Commercial Bank Company, Ltd., H Shares	88,000	$47,160
CIFI Holdings Group Company, Ltd.	122,000	64,668
CITIC Securities Company, Ltd., Class A	10,500	24,731
CITIC Securities Company, Ltd., H Shares	75,500	130,052
CNOOC, Ltd.	637,258	981,583
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	44,000	21,916
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)(B)	92,000	34,549
Country Garden Holdings Company, Ltd.	271,574	329,774
Country Garden Services Holdings Company, Ltd. (B)	36,000	56,997
CRRC Corp., Ltd., Class A	22,000	28,979
CRRC Corp., Ltd., H Shares	164,150	160,087
CSPC Pharmaceutical Group, Ltd.	164,000	235,417
Ctrip.com International, Ltd., ADR (B)	14,300	386,958
Dali Foods Group Company, Ltd. (C)	73,000	53,857
Datang International Power Generation Company, Ltd., H Shares	110,000	25,872
Dongfeng Motor Group Company, Ltd., H Shares	123,220	111,993
ENN Energy Holdings, Ltd.	26,000	231,082
Foshan Haitian Flavouring & Food Company Ltd., Class A	2,400	24,172
Fosun International, Ltd.	102,500	149,378
Future Land Development Holdings, Ltd.	64,000	43,740
Fuyao Glass Industry Group Company, Ltd., H Shares (C)	16,800	53,788
GDS Holdings, Ltd., ADR (A)(B)	2,100	48,489
Geely Automobile Holdings, Ltd.	179,000	315,682
Genscript Biotech Corp. (A)(B)	28,000	37,481
GF Securities Company, Ltd., H Shares	47,800	64,732
GOME Retail Holdings, Ltd. (A)(B)	386,127	32,013
Great Wall Motor Company, Ltd., H Shares (A)	123,000	70,717
Guangzhou Automobile Group Company, Ltd., H Shares (A)	142,310	141,879
Guangzhou R&F Properties Company, Ltd., H Shares	43,600	65,977
Guotai Junan Securities Company, Ltd., H Shares (C)	21,400	43,168
Haitian International Holdings, Ltd.	29,000	55,785
Haitong Securities Company, Ltd., H Shares	113,200	108,084
Hangzhou Hikvision Digital Technology Company, Ltd., Class A	6,200	23,395
Hengan International Group Company, Ltd.	25,000	181,509
Huadian Power International Corp., Ltd., H Shares	58,000	26,158
Huaneng Power International, Inc., H Shares (A)	149,436	94,853
Huaneng Renewables Corp., Ltd., H Shares	226,000	60,740
Huatai Securities Company, Ltd., H Shares (C)	65,400	103,450
Huazhu Group, Ltd., ADR	4,700	134,561
Industrial & Commercial Bank of China, Ltd., Class A	40,600	31,324
Industrial & Commercial Bank of China, Ltd., H Shares	2,570,735	1,828,461
Industrial Bank Company, Ltd., Class A	14,900	32,472
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	6,500	21,718

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Inner Mongolia Yitai Coal Company, Ltd., Class B	37,900	$44,883
JD.com, Inc., ADR (B)	25,800	539,994
Jiangsu Expressway Company, Ltd., H Shares	41,145	57,431
Jiangsu Hengrui Medicine Company, Ltd., Class A	2,800	21,590
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	1,400	19,402
Jiangxi Copper Company, Ltd., H Shares (A)	54,075	63,551
Kingdee International Software Group Company, Ltd. (A)	70,000	61,886
Kingsoft Corp., Ltd.	29,000	41,734
Kweichow Moutai Company, Ltd., Class A	500	43,189
KWG Group Holdings, Ltd. (B)	45,000	39,871
Legend Holdings Corp., H Shares (C)	13,600	35,584
Lenovo Group, Ltd. (A)	257,436	173,908
Logan Property Holdings Company, Ltd.	48,000	59,934
Longfor Group Holdings, Ltd.	53,600	159,412
Meitu, Inc. (B)(C)	61,000	17,066
Metallurgical Corp. of China, Ltd., H Shares	103,000	24,727
Midea Group Company, Ltd., Class A	4,500	24,305
Minth Group, Ltd.	26,000	83,901
Momo, Inc., ADR (B)	5,200	123,500
NetEase, Inc., ADR	2,800	659,036
New China Life Insurance Company, Ltd., H Shares	29,500	117,054
New Oriental Education & Technology Group, Inc., ADR (B)	5,100	279,531
Noah Holdings, Ltd., ADR (B)	1,000	43,320
PetroChina Company, Ltd., H Shares	756,261	469,257
PICC Property & Casualty Company, Ltd., H Shares	252,363	257,503
Ping An Bank Company, Ltd., Class A	19,000	25,999
Ping An Insurance Group Company of China, Ltd., Class A	5,300	43,359
Ping An Insurance Group Company of China, Ltd., H Shares	185,790	1,639,042
Postal Savings Bank of China Company, Ltd., H Shares (C)	99,000	52,141
SAIC Motor Corp., Ltd., Class A	6,300	24,511
Semiconductor Manufacturing International Corp. (A)(B)	105,400	91,894
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	80,000	64,626
Shanghai Electric Group Company, Ltd., H Shares	144,864	46,337
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	17,500	51,159
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	32,700	41,734
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	31,100	63,149
Shanghai Pudong Development Bank Company, Ltd., Class A	21,900	31,301
Shenzhou International Group Holdings, Ltd.	27,000	306,878
Sihuan Pharmaceutical Holdings Group, Ltd.	175,000	30,563
SINA Corp. (B)	2,300	123,372
Sino-Ocean Group Holding, Ltd.	177,213	78,152
Sinopec Engineering Group Company, Ltd., H Shares	47,000	38,579
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	119,901	$52,485
Sinopharm Group Company, Ltd., H Shares	42,800	180,199
Sinotrans, Ltd., H Shares	73,000	31,671
Sinotruk Hong Kong, Ltd.	24,500	36,937
SOHO China, Ltd. (B)	140,000	50,000
Sunac China Holdings, Ltd.	85,000	275,856
Sunny Optical Technology Group Company, Ltd.	25,400	225,909
TAL Education Group, ADR (B)	12,700	338,836
Tencent Holdings, Ltd.	205,300	8,228,496
The People's Insurance Company Group of China, Ltd., H Shares	265,000	106,376
Tingyi Cayman Islands Holding Corp.	76,000	101,787
Tong Ren Tang Technologies Company, Ltd., H Shares	20,000	26,238
TravelSky Technology, Ltd., H Shares	31,000	79,452
Tsingtao Brewery Company, Ltd., H Shares	12,000	48,432
Uni-President China Holdings, Ltd.	46,000	39,834
Vipshop Holdings, Ltd., ADR (B)	15,300	83,538
Want Want China Holdings, Ltd.	243,000	170,020
Weibo Corp., ADR (B)	1,890	110,433
Weichai Power Company, Ltd., H Shares	78,720	90,123
Wuliangye Yibin Company, Ltd., Class A	2,900	21,565
Wuxi Biologics Cayman, Inc. (B)(C)	17,500	111,800
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	22,200	19,633
Yangzijiang Shipbuilding Holdings, Ltd.	99,600	91,517
Yanzhou Coal Mining Company, Ltd., H Shares	85,990	69,449
Yum China Holdings, Inc.	13,700	459,361
YY, Inc., ADR (B)	1,600	95,776
Zhaojin Mining Industry Company, Ltd., H Shares	37,500	38,050
Zhejiang Expressway Company, Ltd., H Shares	49,718	43,132
ZhongAn Online P&C Insurance Company, Ltd., H Shares (B)(C)	5,900	18,840
Zhongsheng Group Holdings, Ltd.	20,000	39,663
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	18,000	99,942
Zijin Mining Group Company, Ltd., H Shares	285,469	108,184
ZTE Corp., H Shares (B)	25,887	48,846
		44,547,352
Colombia - 0.1%
Bancolombia SA, ADR	15,325	583,883
Ecopetrol SA, ADR	8,500	134,980
		718,863
Czech Republic - 0.1%
CEZ AS	6,817	162,505
Komercni banka AS	3,440	129,890
Moneta Money Bank AS (C)	22,079	71,235
		363,630
Denmark - 1.2%
A.P. Moller - Maersk A/S, Series A	150	177,970
A.P. Moller - Maersk A/S, Series B	245	308,193
Carlsberg A/S, Class B	3,881	412,857
Chr. Hansen Holding A/S	3,392	301,097
Coloplast A/S, B Shares	4,165	387,410
Danske Bank A/S	26,359	523,290
DSV A/S	6,834	451,334

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Denmark (continued)
Genmab A/S (B)	2,092	$343,968
H Lundbeck A/S	2,300	101,230
ISS A/S	6,590	184,499
Novo Nordisk A/S, B Shares	65,419	3,004,504
Novozymes A/S, B Shares	8,505	380,024
Orsted A/S (C)	7,108	475,652
Pandora A/S	4,042	165,014
Tryg A/S	4,500	113,494
Vestas Wind Systems A/S	6,994	529,436
William Demant Holding A/S (A)(B)	5,000	142,359
		8,002,331
Egypt - 0.0%
Commercial International Bank Egypt SAE	41,265	172,484
Global Telecom Holding SAE (B)	14,348	2,937
		175,421
Finland - 0.8%
Elisa OYJ	6,060	251,001
Fortum OYJ	16,798	367,698
Kone OYJ, B Shares	11,934	569,746
Metso OYJ	4,686	123,112
Neste OYJ	4,388	339,731
Nokia OYJ	153,528	891,250
Nokia OYJ (Helsinki Stock Exchange)	56,247	326,185
Nokian Renkaat OYJ	3,680	113,027
Nordea Bank ABP	110,405	929,411
Orion OYJ, Class B	3,379	117,552
Sampo OYJ, A Shares	15,692	695,465
Stora Enso OYJ, R Shares	20,482	237,462
UPM-Kymmene OYJ	19,972	505,568
Wartsila OYJ ABP	15,222	242,989
		5,710,197
France - 7.2%
Accor SA	6,835	290,655
Aeroports de Paris	1,056	200,247
Air Liquide SA	15,558	1,931,927
Airbus SE	21,060	2,007,859
Alstom SA	6,025	243,377
Amundi SA (C)	2,415	127,684
Arkema SA	2,540	218,055
Atos SE	3,600	294,968
AXA SA	70,541	1,522,411
BioMerieux	1,446	95,379
BNP Paribas SA	40,670	1,836,690
Bollore SA	32,025	128,397
Bouygues SA	8,158	292,945
Bureau Veritas SA	10,005	203,876
Capgemini SE	5,748	571,726
Carrefour SA	21,404	365,729
Casino Guichard Perrachon SA (A)	2,391	99,569
Cie de Saint-Gobain	18,327	608,393
Cie Generale des Etablissements Michelin SCA	6,291	619,205
CNP Assurances	6,491	137,781
Covivio	1,191	114,912
Credit Agricole SA	40,674	437,752
Danone SA	22,440	1,581,631
Dassault Aviation SA	98	135,906
Dassault Systemes SE	4,672	554,940
Edenred	8,573	315,735
Eiffage SA	2,687	224,653
Electricite de France SA	21,104	334,011
Engie SA	66,847	960,454
EssilorLuxottica SA	7,546	956,516
Eurazeo SE	1,676	118,655
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Eutelsat Communications SA	6,171	$121,576
Faurecia SA	2,970	112,062
Gecina SA	1,913	247,638
Getlink SE	18,170	244,157
Hermes International	1,132	628,895
ICADE	1,225	93,361
Iliad SA	1,034	145,114
Imerys SA	1,510	72,567
Ingenico Group SA	2,382	135,125
Ipsen SA	1,496	193,563
JCDecaux SA	2,889	81,167
Kering SA	2,716	1,272,362
Klepierre SA	8,393	259,378
Legrand SA	9,814	554,810
L'Oreal SA	9,054	2,071,778
LVMH Moet Hennessy Louis Vuitton SE	10,014	2,931,861
Natixis SA	35,715	168,449
Orange SA	72,209	1,170,204
Pernod Ricard SA	7,611	1,249,123
Peugeot SA	21,593	460,532
Publicis Groupe SA	8,005	456,739
Remy Cointreau SA	922	104,507
Renault SA	7,048	439,043
Rexel SA	12,161	129,540
Safran SA	12,181	1,460,930
Sanofi	40,317	3,497,500
Sartorius Stedim Biotech	992	99,319
Schneider Electric SE	19,841	1,345,841
Schneider Electric SE (Euronext London Exchange)	623	42,528
SCOR SE	6,512	292,756
SEB SA	927	119,805
Societe BIC SA	1,119	114,311
Societe Generale SA	27,684	877,710
Sodexo SA (A)	3,211	329,306
Suez	13,406	177,397
Teleperformance	2,203	352,414
Thales SA	3,838	448,498
TOTAL SA	86,190	4,546,106
Ubisoft Entertainment SA (B)	3,042	245,070
Unibail-Rodamco-Westfield	3,595	556,307
Unibail-Rodamco-Westfield, Chess Depositary Interest (B)	27,093	204,299
Valeo SA	8,552	249,424
Veolia Environnement SA	17,413	356,605
Vinci SA	18,440	1,516,360
Vivendi SA	37,784	915,784
Wendel SA	986	118,276
		48,742,135
Germany - 5.5%
1&1 Drillisch AG	1,851	94,533
adidas AG	6,795	1,420,082
Allianz SE	15,387	3,092,102
Axel Springer SE	1,955	110,763
BASF SE	33,222	2,314,036
Bayer AG	33,577	2,335,242
Bayerische Motoren Werke AG	11,858	961,746
Beiersdorf AG	3,796	395,932
Brenntag AG	5,855	255,566
Commerzbank AG (B)	37,723	250,485
Continental AG	4,026	560,564
Covestro AG (C)	5,968	295,562
Daimler AG	32,355	1,705,593
Delivery Hero SE (B)(C)	3,273	122,194
Deutsche Bank AG	73,967	589,901

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Deutsche Boerse AG	7,052	$843,105
Deutsche Lufthansa AG	9,032	203,975
Deutsche Post AG	34,717	948,095
Deutsche Telekom AG	119,710	2,034,680
Deutsche Wohnen SE	13,435	613,991
E.ON SE	80,904	798,631
Evonik Industries AG	6,088	151,964
Fraport AG Frankfurt Airport Services Worldwide	1,636	117,085
Fresenius Medical Care AG & Company KGaA	7,874	510,403
Fresenius SE & Company KGaA	14,863	718,391
GEA Group AG	7,004	180,323
Hannover Rueck SE	2,322	312,937
HeidelbergCement AG	5,549	340,142
Henkel AG & Company KGaA	3,884	382,275
HOCHTIEF AG	698	94,266
HUGO BOSS AG	2,319	142,953
Infineon Technologies AG	40,746	815,804
Innogy SE (C)	5,057	236,141
KION Group AG	2,424	123,270
LANXESS AG	3,216	147,860
Merck KGaA	4,647	478,328
METRO AG	6,304	97,000
MTU Aero Engines AG	1,815	329,607
Muenchener Rueckversicherungs-Gesellschaft AG	5,352	1,167,266
OSRAM Licht AG	3,780	164,500
ProSiebenSat.1 Media SE	8,326	148,149
Puma SE	226	110,504
RWE AG	18,337	399,378
SAP SE	35,530	3,526,345
Siemens AG	27,664	3,087,350
Siemens Healthineers AG (B)(C)	5,866	245,121
Symrise AG	4,676	346,460
Telefonica Deutschland Holding AG	27,806	109,442
thyssenkrupp AG	16,095	276,479
TUI AG	15,706	225,738
Uniper SE	6,933	178,840
United Internet AG	4,503	197,090
Volkswagen AG	1,264	202,208
Vonovia SE	17,716	798,619
Wirecard AG	4,386	661,200
Zalando SE (B)(C)	4,151	107,256
		37,077,472
Greece - 0.1%
Alpha Bank AE (B)	53,207	66,927
FF Group (B)(E)	1,869	4,283
Hellenic Telecommunications Organization SA	8,503	92,776
JUMBO SA	5,651	82,148
OPAP SA	8,113	70,561
Titan Cement Company SA	2,489	55,326
		372,021
Hong Kong - 3.7%
AIA Group, Ltd.	432,600	3,593,528
Alibaba Health Information Technology, Ltd. (B)	122,000	98,822
Alibaba Pictures Group, Ltd. (B)	500,000	84,438
ASM Pacific Technology, Ltd.	10,700	103,300
Beijing Enterprises Holdings, Ltd.	19,786	104,914
Beijing Enterprises Water Group, Ltd. (B)	198,000	101,064
BOC Hong Kong Holdings, Ltd.	134,328	498,589
Brilliance China Automotive Holdings, Ltd. (A)	108,000	80,383
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Ding Yi Feng Holdings, Ltd. (B)	32,000	$85,990
China Everbright International, Ltd.	117,851	105,610
China Everbright, Ltd.	32,216	57,103
China First Capital Group, Ltd. (B)	112,000	63,669
China Gas Holdings, Ltd.	74,000	263,869
China Jinmao Holdings Group, Ltd.	224,000	100,849
China Mengniu Dairy Company, Ltd. (B)	98,004	304,942
China Merchants Port Holdings Company, Ltd.	44,745	80,452
China Mobile, Ltd.	220,530	2,133,980
China Overseas Land & Investment, Ltd.	142,882	492,630
China Resources Beer Holdings Company, Ltd.	65,979	230,675
China Resources Cement Holdings, Ltd.	88,000	79,353
China Resources Gas Group, Ltd.	36,000	142,652
China Resources Land, Ltd.	110,964	426,842
China Resources Power Holdings Company, Ltd.	68,244	131,263
China State Construction International Holdings, Ltd.	71,250	56,672
China Taiping Insurance Holdings Company, Ltd.	60,500	166,337
China Traditional Chinese Medicine Holdings Company, Ltd.	80,000	46,479
China Unicom Hong Kong, Ltd.	215,982	230,109
CITIC, Ltd.	207,967	326,338
CK Asset Holdings, Ltd.	92,665	677,991
CK Hutchison Holdings, Ltd.	96,663	927,792
CK Infrastructure Holdings, Ltd.	24,772	187,467
CLP Holdings, Ltd.	59,900	676,924
COSCO SHIPPING Ports, Ltd.	95,728	94,112
Dairy Farm International Holdings, Ltd.	12,000	108,771
Far East Horizon, Ltd.	89,000	89,868
Fullshare Holdings, Ltd. (A)(B)	242,400	55,716
Galaxy Entertainment Group, Ltd.	86,000	543,232
Guangdong Investment, Ltd.	99,220	191,711
Haier Electronics Group Company, Ltd. (B)	45,000	110,680
Hanergy Thin Film Power Group, Ltd. (B)(E)	428,695	194,899
Hang Lung Group, Ltd.	30,000	76,490
Hang Lung Properties, Ltd.	74,326	141,273
Hang Seng Bank, Ltd.	27,819	623,180
Henderson Land Development Company, Ltd.	50,295	250,321
HK Electric Investments & HK Electric Investments, Ltd.	88,500	89,198
HKT Trust & HKT, Ltd.	145,233	209,213
Hong Kong & China Gas Company, Ltd.	326,475	674,514
Hong Kong Exchanges & Clearing, Ltd.	42,177	1,219,276
Hongkong Land Holdings, Ltd.	44,100	278,012
Hutchison China MediTech, Ltd., ADR (B)	1,900	43,871
Hysan Development Company, Ltd.	24,415	116,103
Jardine Matheson Holdings, Ltd.	8,000	557,030
Jardine Strategic Holdings, Ltd.	8,100	296,980
Jiayuan International Group, Ltd.	34,000	62,898
Kerry Properties, Ltd.	21,438	73,170
Kingboard Holdings, Ltd.	22,500	60,024
Kunlun Energy Company, Ltd.	118,000	125,373
Lee & Man Paper Manufacturing, Ltd. (A)	56,000	47,392
Link REIT	77,244	783,078
Melco Resorts & Entertainment, Ltd., ADR	9,485	167,126
MTR Corp., Ltd.	52,105	274,220
New World Development Company, Ltd.	230,475	304,405
Nine Dragons Paper Holdings, Ltd.	81,000	74,825

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
NWS Holdings, Ltd.	58,117	$119,336
PCCW, Ltd.	181,876	104,728
Power Assets Holdings, Ltd. (A)	49,082	340,992
Shanghai Industrial Holdings, Ltd.	33,930	68,596
Shangri-La Asia, Ltd.	70,102	103,489
Shenzhen International Holdings, Ltd.	32,500	62,613
Shenzhen Investment, Ltd. (A)	116,000	38,344
Shimao Property Holdings, Ltd.	64,000	170,458
Sino Biopharmaceutical, Ltd.	249,000	163,914
Sino Land Company, Ltd.	121,778	208,640
SJM Holdings, Ltd.	83,000	77,116
SSY Group, Ltd.	54,000	40,068
Sun Art Retail Group, Ltd.	86,000	87,456
Sun Hung Kai Properties, Ltd.	57,130	815,338
Swire Pacific, Ltd., Class A	18,163	191,765
Swire Properties, Ltd.	43,628	153,293
Techtronic Industries Company, Ltd.	49,000	260,027
The Bank of East Asia, Ltd.	42,804	135,755
The Wharf Holdings, Ltd.	46,876	122,211
WH Group, Ltd. (C)	327,303	251,384
Wharf Real Estate Investment Company, Ltd.	46,876	280,361
Wheelock & Company, Ltd.	29,000	166,024
Yue Yuen Industrial Holdings, Ltd.	31,567	101,055
Yuexiu Property Company, Ltd.	244,000	44,841
		24,705,791
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	12,392	135,994
OTP Bank NYRT	9,034	365,092
Richter Gedeon NYRT	4,794	92,858
		593,944
India - 2.4%
Adani Ports & Special Economic Zone, Ltd.	28,840	159,471
Ambuja Cements, Ltd.	22,913	73,770
Ashok Leyland, Ltd.	52,290	76,697
Asian Paints, Ltd.	10,113	198,115
Aurobindo Pharma, Ltd.	9,153	95,972
Axis Bank, Ltd. (B)	65,325	579,242
Bajaj Auto, Ltd.	2,923	113,980
Bajaj Finance, Ltd.	5,420	204,821
Bajaj Finserv, Ltd.	1,261	116,809
Bharat Forge, Ltd.	9,316	67,805
Bharat Petroleum Corp., Ltd.	27,177	141,452
Bharti Airtel, Ltd.	42,144	188,240
Bharti Infratel, Ltd.	15,904	58,967
Bosch, Ltd.	253	71,201
Britannia Industries, Ltd.	2,012	89,838
Cadila Healthcare, Ltd.	6,725	33,548
Cipla, Ltd.	12,134	90,145
Coal India, Ltd.	24,417	84,177
Dabur India, Ltd.	17,709	109,030
Divi's Laboratories, Ltd.	2,856	60,522
Dr. Reddy's Laboratories, Ltd., ADR	6,754	254,626
Eicher Motors, Ltd.	425	140,425
GAIL India, Ltd., GDR	4,977	152,772
Glenmark Pharmaceuticals, Ltd.	4,541	45,029
Godrej Consumer Products, Ltd.	11,997	139,330
Grasim Industries, Ltd.	10,574	125,189
Havells India, Ltd.	11,177	110,604
HCL Technologies, Ltd.	18,977	262,190
Hero MotoCorp, Ltd.	1,675	74,088
Hindalco Industries, Ltd.	41,886	135,141
Hindustan Petroleum Corp., Ltd.	20,412	74,126
Hindustan Unilever, Ltd.	25,000	650,786
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Housing Development Finance Corp., Ltd.	57,455	$1,615,999
ICICI Bank, Ltd., ADR	52,063	535,728
Indiabulls Housing Finance, Ltd.	10,065	122,822
Indian Oil Corp., Ltd.	38,494	75,709
Infosys, Ltd., ADR	133,696	1,272,786
ITC, Ltd.	113,026	455,648
JSW Steel, Ltd.	33,031	145,349
Larsen & Toubro, Ltd.	16,660	343,419
LIC Housing Finance, Ltd.	9,991	69,518
Lupin, Ltd.	7,740	93,467
Mahindra & Mahindra Financial Services, Ltd.	12,958	87,875
Mahindra & Mahindra, Ltd., GDR	23,120	262,255
Marico, Ltd.	14,917	80,003
Maruti Suzuki India, Ltd.	3,626	386,747
Motherson Sumi Systems, Ltd.	37,306	89,139
Nestle India, Ltd.	776	123,262
NTPC, Ltd.	55,338	117,804
Oil & Natural Gas Corp., Ltd.	44,697	95,886
Page Industries, Ltd.	194	69,493
Petronet LNG, Ltd.	21,320	68,249
Piramal Enterprises, Ltd.	2,660	90,462
Power Grid Corp. of India, Ltd.	55,842	157,590
REC, Ltd.	22,831	39,705
Reliance Capital, Ltd., GDR (C)	4,327	14,227
Reliance Industries, Ltd.	10,985	176,928
Reliance Industries, Ltd., GDR (C)	45,832	1,458,567
Shree Cement, Ltd.	276	68,209
Shriram Transport Finance Company, Ltd.	4,949	87,713
State Bank of India, GDR (B)	5,224	222,991
Sun Pharmaceutical Industries, Ltd.	29,344	180,679
Tata Consultancy Services, Ltd.	33,074	897,602
Tata Motors, Ltd., ADR (B)	16,666	202,992
Tata Steel, Ltd., GDR	11,000	81,612
Tech Mahindra, Ltd.	19,215	198,592
The Tata Power Company, Ltd.	38,886	42,701
Titan Company, Ltd.	10,263	136,329
UltraTech Cement, Ltd.	2,054	117,290
UltraTech Cement, Ltd., GDR (A)	1,026	58,651
United Spirits, Ltd. (B)	10,125	91,574
UPL, Ltd.	10,066	109,264
Vedanta, Ltd., ADR (A)	13,934	160,798
Vodafone Idea, Ltd. (B)	42,286	22,813
Wipro, Ltd., ADR (A)	65,498	336,005
Yes Bank, Ltd.	54,720	142,476
Zee Entertainment Enterprises, Ltd.	20,071	136,866
		16,121,902
Indonesia - 0.6%
Adaro Energy Tbk PT	315,000	26,649
Astra International Tbk PT	679,000	388,994
Bank Central Asia Tbk PT	360,900	652,669
Bank Danamon Indonesia Tbk PT	200,286	105,894
Bank Mandiri Persero Tbk PT	715,674	367,120
Bank Negara Indonesia Persero Tbk PT	276,500	169,601
Bank Rakyat Indonesia Persero Tbk PT	1,930,000	491,684
Berlian Laju Tanker Tbk PT (B)(E)	128,000	0
Bumi Serpong Damai Tbk PT (B)	429,500	37,584
Charoen Pokphand Indonesia Tbk PT	276,000	138,834
Gudang Garam Tbk PT	26,000	151,494
Hanjaya Mandala Sampoerna Tbk PT	362,500	93,748
Indah Kiat Pulp & Paper Corp. Tbk PT	97,300	78,130
Indocement Tunggal Prakarsa Tbk PT	53,500	68,709
Indofood CBP Sukses Makmur Tbk PT	114,400	83,239
Indofood Sukses Makmur Tbk PT	147,500	76,393
Jasa Marga Persero Tbk PT	123,300	36,728

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Kalbe Farma Tbk PT	855,000	$90,336
Pakuwon Jati Tbk PT	1,217,900	52,516
Perusahaan Gas Negara Persero Tbk PT	480,500	70,994
Semen Indonesia Persero Tbk PT	111,000	88,753
Surya Citra Media Tbk PT	339,000	44,155
Telekomunikasi Indonesia Persero Tbk PT	1,932,500	505,220
Telekomunikasi Indonesia Persero Tbk PT, ADR	358	9,383
Tower Bersama Infrastructure Tbk PT	115,900	28,966
Unilever Indonesia Tbk PT	66,500	210,381
United Tractors Tbk PT	55,279	105,238
		4,173,412
Ireland - 0.7%
AerCap Holdings NV (B)	5,178	205,049
AIB Group PLC	28,431	119,885
Bank of Ireland Group PLC	28,441	158,699
CRH PLC	30,535	808,776
DCC PLC	3,519	268,430
Irish Bank Resolution Corp., Ltd. (B)(E)	38,483	0
James Hardie Industries PLC	15,679	170,819
Kerry Group PLC (London Stock Exchange), Class A	5,738	563,484
Kingspan Group PLC	5,492	230,805
Paddy Power Betfair PLC	2,701	221,819
Ryanair Holdings PLC, ADR (B)	1,872	133,548
Shire PLC	32,749	1,905,586
Smurfit Kappa Group PLC	8,017	212,861
		4,999,761
Isle of Man - 0.0%
GVC Holdings PLC	21,037	180,602
Israel - 0.3%
Azrieli Group, Ltd.	1,424	68,126
Bank Hapoalim BM	35,772	226,228
Bank Leumi Le-Israel BM	54,437	329,072
Bezeq The Israeli Telecommunication Corp., Ltd.	65,229	63,652
Check Point Software Technologies, Ltd. (B)	4,816	494,362
Elbit Systems, Ltd.	787	90,338
Israel Chemicals, Ltd.	16,931	96,271
Mizrahi Tefahot Bank, Ltd.	5,543	93,618
Nice, Ltd. (B)	1,954	211,699
Teva Pharmaceutical Industries, Ltd. (B)	33,126	509,566
Wix.com, Ltd. (B)	1,600	144,544
		2,327,476
Italy - 1.4%
Assicurazioni Generali SpA	44,210	738,926
Atlantia SpA (A)	17,752	367,381
Davide Campari-Milano SpA	20,278	171,722
Enel SpA	289,660	1,679,232
Eni SpA	90,809	1,434,530
Ferrari NV	4,346	432,445
Intesa Sanpaolo SpA	533,162	1,187,152
Leonardo SpA	15,427	135,915
Luxottica Group SpA (A)	6,083	360,245
Mediobanca Banca di Credito Finanziario SpA	22,013	186,262
Moncler SpA	6,366	211,846
Pirelli & C. SpA (B)(C)	14,232	91,457
Poste Italiane SpA (C)	17,531	140,576
Prysmian SpA (A)	8,366	162,778
Recordati SpA	3,480	120,513
Snam SpA	82,228	360,025
Telecom Italia SpA (B)	424,333	234,915
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Telecom Italia SpA	233,394	$111,941
Terna Rete Elettrica Nazionale SpA	57,188	324,779
UniCredit SpA	71,728	812,457
		9,265,097
Japan - 16.1%
ABC-Mart, Inc.	1,400	77,531
Acom Company, Ltd.	18,200	59,205
Aeon Company, Ltd.	22,200	433,923
AEON Financial Service Company, Ltd.	4,800	85,156
Aeon Mall Company, Ltd.	3,300	52,575
AGC, Inc.	7,200	223,797
Air Water, Inc.	5,000	75,356
Aisin Seiki Company, Ltd.	6,200	213,131
Ajinomoto Company, Inc.	16,300	289,636
Alfresa Holdings Corp.	6,200	158,036
Alps Alpine Company, Ltd. (A)	7,400	143,489
Amada Holdings Company, Ltd.	12,000	107,723
ANA Holdings, Inc.	4,600	165,136
Aozora Bank, Ltd.	3,900	116,239
Asahi Group Holdings, Ltd. (A)	12,900	499,924
Asahi Intecc Company, Ltd.	3,500	148,069
Asahi Kasei Corp.	46,400	476,221
Asics Corp.	5,900	74,934
Astellas Pharma, Inc.	66,600	850,924
Bandai Namco Holdings, Inc.	7,499	336,699
Benesse Holdings, Inc.	2,400	61,052
Bridgestone Corp.	21,800	836,375
Brother Industries, Ltd.	8,700	128,771
Calbee, Inc.	2,500	78,086
Canon, Inc.	35,700	982,310
Casio Computer Company, Ltd.	6,700	79,437
Central Japan Railway Company	5,200	1,097,134
Chubu Electric Power Company, Inc.	21,700	308,344
Chugai Pharmaceutical Company, Ltd.	8,200	475,594
Coca-Cola Bottlers Japan Holdings, Inc.	4,700	140,159
Concordia Financial Group, Ltd.	39,100	149,406
Credit Saison Company, Ltd.	5,000	58,582
CyberAgent, Inc. (A)	3,600	139,167
Dai Nippon Printing Company, Ltd.	8,100	169,080
Daicel Corp.	10,034	103,005
Daifuku Company, Ltd.	3,500	158,692
Dai-ichi Life Holdings, Inc.	39,400	611,868
Daiichi Sankyo Company, Ltd.	20,200	646,111
Daikin Industries, Ltd.	9,000	956,299
Daito Trust Construction Company, Ltd.	2,500	342,259
Daiwa House Industry Company, Ltd.	20,200	644,348
Daiwa House REIT Investment Corp.	61	136,648
Daiwa Securities Group, Inc.	59,900	304,031
DeNA Company, Ltd.	3,500	58,379
Denso Corp.	15,600	690,576
Dentsu, Inc.	7,600	339,422
Disco Corp.	1,000	116,269
Don Quijote Holdings Company, Ltd.	4,500	278,219
East Japan Railway Company	11,000	971,412
Eisai Company, Ltd.	9,000	696,778
Electric Power Development Company, Ltd.	5,200	123,395
FamilyMart UNY Holdings Company, Ltd.	2,200	276,880
FANUC Corp.	6,900	1,047,142
Fast Retailing Company, Ltd.	2,100	1,072,556
Fuji Electric Company, Ltd.	4,600	135,481
FUJIFILM Holdings Corp.	13,800	534,950
Fujitsu, Ltd.	6,900	430,119
Fukuoka Financial Group, Inc.	5,800	117,586
Hakuhodo DY Holdings, Inc.	9,300	132,715

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hamamatsu Photonics KK	5,400	$180,968
Hankyu Hanshin Holdings, Inc.	8,400	279,280
Hikari Tsushin, Inc.	800	125,045
Hino Motors, Ltd.	10,000	94,165
Hirose Electric Company, Ltd.	1,223	119,651
Hisamitsu Pharmaceutical Company, Inc.	2,000	110,405
Hitachi Chemical Company, Ltd.	3,700	55,662
Hitachi Construction Machinery Company, Ltd.	4,100	95,945
Hitachi High-Technologies Corp.	2,800	87,680
Hitachi Metals, Ltd.	9,000	93,605
Hitachi, Ltd.	34,600	917,255
Honda Motor Company, Ltd.	58,100	1,530,648
Hoshizaki Corp.	1,900	115,290
Hoya Corp.	13,700	826,111
Hulic Company, Ltd.	12,500	111,705
Idemitsu Kosan Company, Ltd.	4,400	143,117
IHI Corp.	5,700	156,987
Iida Group Holdings Company, Ltd.	5,000	86,606
Inpex Corp.	36,700	325,192
Isetan Mitsukoshi Holdings, Ltd.	12,219	135,004
Isuzu Motors, Ltd.	18,900	265,112
ITOCHU Corp.	50,400	855,932
J Front Retailing Company, Ltd.	9,000	103,011
Japan Airlines Company, Ltd.	4,000	141,764
Japan Airport Terminal Company, Ltd.	1,500	51,854
Japan Exchange Group, Inc.	17,500	282,273
Japan Post Bank Company, Ltd.	14,000	154,137
Japan Post Holdings Company, Ltd.	56,400	651,196
Japan Prime Realty Investment Corp.	28	106,327
Japan Real Estate Investment Corp.	47	263,890
Japan Retail Fund Investment Corp.	93	185,588
Japan Tobacco, Inc. (A)	39,800	945,692
JFE Holdings, Inc.	18,300	291,489
JGC Corp.	7,000	98,520
JSR Corp.	6,500	97,568
JTEKT Corp.	7,300	80,736
JXTG Holdings, Inc.	116,611	605,622
Kajima Corp.	16,500	221,646
Kakaku.com, Inc.	5,000	88,444
Kamigumi Company, Ltd.	4,500	92,064
Kaneka Corp.	2,165	77,534
Kansai Paint Company, Ltd.	7,000	134,451
Kao Corp.	17,700	1,310,112
Kawasaki Heavy Industries, Ltd.	5,000	106,699
KDDI Corp.	63,000	1,505,380
Keihan Holdings Company, Ltd.	3,400	138,539
Keikyu Corp.	8,900	145,438
Keio Corp.	3,500	203,675
Keisei Electric Railway Company, Ltd.	4,800	150,389
Keyence Corp.	3,498	1,768,050
Kikkoman Corp.	5,200	278,276
Kintetsu Group Holdings Company, Ltd.	6,200	269,409
Kirin Holdings Company, Ltd.	29,300	610,951
Kobayashi Pharmaceutical Company, Ltd.	1,800	122,068
Kobe Steel, Ltd.	10,500	72,778
Koito Manufacturing Company, Ltd.	4,000	206,374
Komatsu, Ltd.	33,200	713,466
Konami Holdings Corp.	3,700	162,585
Konica Minolta, Inc.	14,800	133,221
Kose Corp.	1,200	188,493
Kubota Corp.	35,200	500,323
Kuraray Company, Ltd.	10,500	147,678
Kurita Water Industries, Ltd.	3,500	84,738
Kyocera Corp.	11,800	589,824
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kyowa Hakko Kirin Company, Ltd.	9,473	$179,003
Kyushu Electric Power Company, Inc.	12,500	148,845
Kyushu Railway Company	5,700	192,847
Lawson, Inc.	1,900	120,184
LINE Corp. (A)(B)	2,600	88,797
Lion Corp.	8,000	165,340
LIXIL Group Corp.	10,300	127,689
M3, Inc.	14,800	199,374
Makita Corp.	7,800	277,025
Marubeni Corp.	57,400	402,748
Marui Group Company, Ltd.	7,600	147,287
Maruichi Steel Tube, Ltd.	2,300	72,151
Mazda Motor Corp.	20,300	208,692
McDonald's Holdings Company Japan, Ltd. (A)	2,600	110,443
Mebuki Financial Group, Inc.	29,510	78,042
Medipal Holdings Corp.	6,090	130,291
MEIJI Holdings Company, Ltd.	4,500	366,739
MINEBEA MITSUMI, Inc.	13,900	200,438
MISUMI Group, Inc.	10,700	225,414
Mitsubishi Chemical Holdings Corp.	45,700	345,262
Mitsubishi Corp.	48,100	1,318,736
Mitsubishi Electric Corp.	65,100	717,897
Mitsubishi Estate Company, Ltd.	42,200	663,954
Mitsubishi Gas Chemical Company, Inc.	5,814	87,091
Mitsubishi Heavy Industries, Ltd.	10,800	387,529
Mitsubishi Materials Corp.	3,900	102,768
Mitsubishi Motors Corp.	24,700	134,509
Mitsubishi Tanabe Pharma Corp.	8,800	127,033
Mitsubishi UFJ Financial Group, Inc.	419,100	2,056,798
Mitsubishi UFJ Lease & Finance Company, Ltd.	17,600	84,357
Mitsui & Company, Ltd.	58,500	898,754
Mitsui Chemicals, Inc.	6,800	153,518
Mitsui Fudosan Company, Ltd.	32,300	717,445
Mitsui OSK Lines, Ltd.	4,700	101,707
Mizuho Financial Group, Inc.	860,700	1,331,707
MonotaRO Company, Ltd. (A)	4,500	110,931
MS&AD Insurance Group Holdings, Inc.	17,100	486,072
Murata Manufacturing Company, Ltd.	6,400	862,399
Nabtesco Corp.	3,900	84,439
Nagoya Railroad Company, Ltd.	6,000	158,019
NEC Corp.	9,500	282,472
Nexon Company, Ltd. (B)	16,000	206,552
NGK Insulators, Ltd.	9,000	121,986
NGK Spark Plug Company, Ltd.	6,300	124,708
NH Foods, Ltd.	3,119	117,250
Nidec Corp.	8,000	905,176
Nikon Corp. (A)	12,400	184,700
Nintendo Company, Ltd.	4,100	1,088,711
Nippon Building Fund, Inc.	48	302,248
Nippon Electric Glass Company, Ltd.	2,800	68,599
Nippon Express Company, Ltd.	2,900	161,105
Nippon Paint Holdings Company, Ltd. (A)	5,200	177,172
Nippon Prologis REIT, Inc.	60	126,628
Nippon Steel & Sumitomo Metal Corp.	27,200	467,320
Nippon Telegraph & Telephone Corp.	25,100	1,024,063
Nippon Yusen KK	5,500	84,101
Nissan Chemical Corp.	4,600	240,042
Nissan Motor Company, Ltd.	83,900	671,143
Nisshin Seifun Group, Inc.	7,400	152,414
Nissin Foods Holdings Company, Ltd.	2,200	137,845
Nitori Holdings Company, Ltd.	2,900	363,197
Nitto Denko Corp.	5,800	290,896
Nomura Holdings, Inc.	123,700	468,775

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nomura Real Estate Holdings, Inc.	4,500	$82,519
Nomura Real Estate Master Fund, Inc.	151	198,671
Nomura Research Institute, Ltd.	4,082	151,371
NSK, Ltd.	13,215	113,382
NTT Data Corp.	22,500	245,919
NTT DOCOMO, Inc.	46,900	1,053,807
Obayashi Corp.	22,000	199,209
Obic Company, Ltd.	2,200	169,815
Odakyu Electric Railway Company, Ltd.	10,900	239,698
Oji Holdings Corp.	30,000	153,283
Olympus Corp.	10,200	311,965
Omron Corp.	7,100	257,388
Ono Pharmaceutical Company, Ltd.	13,100	267,511
Oracle Corp. Japan	1,500	95,217
Oriental Land Company, Ltd.	7,100	714,043
ORIX Corp.	47,800	698,450
Osaka Gas Company, Ltd.	13,800	251,739
Otsuka Corp.	3,800	104,582
Otsuka Holdings Company, Ltd.	13,900	568,014
Panasonic Corp.	79,100	710,589
Park24 Company, Ltd. (A)	4,100	90,287
Persol Holdings Company, Ltd.	6,200	91,967
Pigeon Corp.	4,100	174,876
Pola Orbis Holdings, Inc.	3,200	86,234
Rakuten, Inc.	32,500	218,030
Recruit Holdings Company, Ltd.	39,700	959,102
Renesas Electronics Corp. (B)	29,900	135,804
Resona Holdings, Inc.	78,000	374,126
Ricoh Company, Ltd.	24,000	234,526
Rinnai Corp.	1,200	79,015
Rohm Company, Ltd.	3,400	217,005
Ryohin Keikaku Company, Ltd.	900	218,504
Sankyo Company, Ltd.	1,900	72,258
Santen Pharmaceutical Company, Ltd.	14,000	201,996
SBI Holdings, Inc.	8,013	156,270
Secom Company, Ltd.	7,400	613,834
Sega Sammy Holdings, Inc.	6,900	96,191
Seibu Holdings, Inc.	7,300	126,972
Seiko Epson Corp.	9,400	131,287
Sekisui Chemical Company, Ltd.	13,400	199,200
Sekisui House, Ltd.	22,200	326,009
Seven & i Holdings Company, Ltd.	27,400	1,190,670
Seven Bank, Ltd.	20,400	58,235
SG Holdings Company, Ltd.	3,500	91,009
Sharp Corp.	6,200	62,074
Shimadzu Corp.	8,000	157,759
Shimamura Company, Ltd.	700	53,603
Shimano, Inc.	2,600	366,515
Shimizu Corp.	20,000	162,698
Shin-Etsu Chemical Company, Ltd.	13,100	1,006,510
Shinsei Bank, Ltd.	6,900	82,029
Shionogi & Company, Ltd.	9,700	553,632
Shiseido Company, Ltd.	13,600	851,740
Showa Denko KK (A)	4,800	142,534
Showa Shell Sekiyu KK	6,845	94,832
SMC Corp.	2,100	632,253
SoftBank Group Corp.	29,800	1,951,876
Sohgo Security Services Company, Ltd.	2,900	135,496
Sompo Holdings, Inc.	11,900	404,244
Sony Corp.	45,400	2,188,717
Sony Financial Holdings, Inc.	5,800	108,092
Stanley Electric Company, Ltd.	5,300	148,265
Subaru Corp.	22,300	476,403
SUMCO Corp. (A)	8,200	91,323
Sumitomo Chemical Company, Ltd.	56,000	271,192
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Corp.	40,200	$570,389
Sumitomo Dainippon Pharma Company, Ltd.	5,300	169,019
Sumitomo Electric Industries, Ltd.	26,500	350,949
Sumitomo Heavy Industries, Ltd.	4,002	118,664
Sumitomo Metal Mining Company, Ltd.	8,500	227,625
Sumitomo Mitsui Financial Group, Inc.	48,000	1,582,323
Sumitomo Mitsui Trust Holdings, Inc.	11,700	426,078
Sumitomo Realty & Development Company, Ltd.	13,000	475,912
Sumitomo Rubber Industries, Ltd.	7,100	83,587
Sundrug Company, Ltd.	2,400	71,470
Suntory Beverage & Food, Ltd.	5,000	225,763
Suzuken Company, Ltd.	2,640	134,436
Suzuki Motor Corp.	12,600	635,184
Sysmex Corp.	6,000	284,947
T&D Holdings, Inc.	19,900	230,194
Taiheiyo Cement Corp.	4,200	129,256
Taisei Corp.	7,400	316,930
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	120,442
Taiyo Nippon Sanso Corp.	4,600	74,782
Takashimaya Company, Ltd.	5,590	71,375
Takeda Pharmaceutical Company, Ltd. (A)	25,700	871,089
TDK Corp.	4,700	329,025
Teijin, Ltd.	6,400	102,143
Terumo Corp.	10,900	614,816
The Bank of Kyoto, Ltd.	1,900	78,080
The Chiba Bank, Ltd.	21,600	120,322
The Chugoku Electric Power Company, Inc.	10,000	129,957
The Kansai Electric Power Company, Inc.	24,500	367,420
The Shizuoka Bank, Ltd.	17,000	132,516
The Yokohama Rubber Company, Ltd.	5,000	93,512
THK Company, Ltd.	4,000	74,728
Tobu Railway Company, Ltd.	6,400	172,801
Toho Company, Ltd.	4,567	165,476
Toho Gas Company, Ltd.	2,800	117,780
Tohoku Electric Power Company, Inc.	16,600	218,554
Tokio Marine Holdings, Inc.	24,100	1,144,960
Tokyo Century Corp.	1,500	66,064
Tokyo Electric Power Company Holdings, Inc. (B)	51,500	305,912
Tokyo Electron, Ltd.	5,600	630,416
Tokyo Gas Company, Ltd.	13,900	351,561
Tokyu Corp.	18,900	308,844
Tokyu Fudosan Holdings Corp.	19,300	95,130
Toppan Printing Company, Ltd.	7,900	116,124
Toray Industries, Inc.	49,500	349,971
Toshiba Corp.	23,600	666,391
Tosoh Corp.	9,300	120,631
TOTO, Ltd.	5,400	186,787
Toyo Seikan Group Holdings, Ltd.	5,500	125,885
Toyo Suisan Kaisha, Ltd.	3,600	125,363
Toyoda Gosei Company, Ltd.	2,466	48,548
Toyota Industries Corp.	5,200	239,459
Toyota Motor Corp.	81,680	4,728,177
Toyota Tsusho Corp.	7,900	232,121
Trend Micro, Inc.	4,300	232,353
Tsuruha Holdings, Inc.	1,300	111,322
Unicharm Corp.	14,600	472,193
United Urban Investment Corp.	114	176,555
USS Company, Ltd.	7,770	130,368
Welcia Holdings Company, Ltd.	1,700	76,841
West Japan Railway Company	5,900	416,842

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Yahoo Japan Corp.	102,600	$255,240
Yakult Honsha Company, Ltd.	4,143	290,026
Yamada Denki Company, Ltd. (A)	26,100	125,351
Yamaguchi Financial Group, Inc.	7,000	66,912
Yamaha Corp.	4,900	208,443
Yamaha Motor Company, Ltd.	10,100	197,189
Yamato Holdings Company, Ltd.	11,000	301,583
Yamazaki Baking Company, Ltd.	4,000	83,769
Yaskawa Electric Corp.	9,000	219,998
Yokogawa Electric Corp.	7,686	132,678
ZOZO, Inc.	7,300	133,744
		109,183,016
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,371	278,873
Luxembourg - 0.2%
ArcelorMittal	24,275	502,502
Aroundtown SA	27,728	230,031
Eurofins Scientific SE	430	160,597
Millicom International Cellular SA	2,582	163,378
Reinet Investments SCA	5,229	79,123
RTL Group SA	1,422	76,206
SES SA	12,937	247,694
Tenaris SA	16,418	176,457
		1,635,988
Macau - 0.1%
MGM China Holdings, Ltd.	35,912	59,954
Sands China, Ltd.	89,600	390,747
Wynn Macau, Ltd.	61,415	133,692
		584,393
Malaysia - 0.6%
AirAsia Group BHD	21,700	15,556
Alliance Bank Malaysia BHD	53,600	52,160
AMMB Holdings BHD	59,087	61,943
Axiata Group BHD	99,226	94,272
British American Tobacco Malaysia BHD	4,300	37,500
CIMB Group Holdings BHD	178,578	246,580
Dialog Group BHD	166,000	124,962
DiGi.Com BHD	110,800	120,399
Gamuda BHD	72,333	40,843
Genting BHD	72,900	107,548
Genting Malaysia BHD	105,700	77,180
Genting Plantations BHD	15,000	35,752
HAP Seng Consolidated BHD	30,200	71,972
Hartalega Holdings BHD	60,200	89,336
Hong Leong Bank BHD	23,269	114,788
Hong Leong Financial Group BHD	6,104	27,387
IHH Healthcare BHD	108,100	140,738
IJM Corp. BHD	87,420	34,279
IOI Corp. BHD	114,466	122,992
IOI Properties Group BHD	83,462	31,081
Kuala Lumpur Kepong BHD	17,150	102,518
Malayan Banking BHD	158,909	365,039
Malaysia Airports Holdings BHD	34,427	69,738
Maxis BHD	67,200	86,871
MISC BHD	26,280	42,579
Nestle Malaysia BHD	2,800	99,719
Petronas Chemicals Group BHD	99,800	224,198
Petronas Dagangan BHD	12,200	78,086
Petronas Gas BHD	21,200	98,495
PPB Group BHD	21,240	90,087
Press Metal Aluminium Holdings BHD	60,400	70,475
Public Bank BHD	97,378	582,978
RHB Bank BHD	29,167	37,296
Sime Darby BHD	108,224	62,848
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Sime Darby Plantation BHD	108,224	$124,390
Sime Darby Property BHD	108,224	26,054
Telekom Malaysia BHD	42,705	27,538
Tenaga Nasional BHD	124,350	409,679
YTL Corp. BHD	156,867	38,286
		4,284,142
Mexico - 0.7%
Alfa SAB de CV, Class A	108,680	129,354
Alsea SAB de CV (A)	18,000	46,933
America Movil SAB de CV, Series L	1,206,532	858,925
Arca Continental SAB de CV	16,000	89,478
Banco Santander Mexico SA, B Shares (A)	65,000	80,573
Cemex SAB de CV (B)	521,849	252,271
Coca-Cola Femsa SAB de CV, Series L	19,312	117,257
El Puerto de Liverpool SAB de CV, Series C1	7,600	48,798
Fibra Uno Administracion SA de CV	120,700	134,202
Fomento Economico Mexicano SAB de CV	69,720	599,503
Fresnillo PLC	9,037	99,300
Gruma SAB de CV, Class B	7,685	86,764
Grupo Aeroportuario del Pacifico SAB de CV, B Shares (A)	14,000	114,085
Grupo Aeroportuario del Sureste SAB de CV, B Shares	8,020	120,971
Grupo Bimbo SAB de CV, Series A	58,984	117,657
Grupo Carso SAB de CV, Series A1	17,777	63,675
Grupo Financiero Banorte SAB de CV, Series O	92,962	453,794
Grupo Financiero Inbursa SAB de CV, Series O (A)	86,738	125,218
Grupo Mexico SAB de CV, Series B	136,866	282,553
Grupo Televisa SAB	87,126	219,059
Industrias Penoles SAB de CV (A)	4,883	59,634
Infraestructura Energetica Nova SAB de CV	18,000	66,883
Kimberly-Clark de Mexico SAB de CV, Class A (B)	56,178	89,477
Mexichem SAB de CV	37,631	95,572
Promotora y Operadora de Infraestructura SAB de CV	9,800	93,673
Wal-Mart de Mexico SAB de CV	186,488	474,292
		4,919,901
Netherlands - 3.2%
ABN AMRO Group NV (C)	15,368	361,638
Aegon NV	69,254	324,361
Akzo Nobel NV	9,255	745,343
ASML Holding NV	14,584	2,284,726
EXOR NV	3,992	216,715
Heineken Holding NV	4,217	356,280
Heineken NV	9,190	812,276
ING Groep NV	139,163	1,496,922
Koninklijke Ahold Delhaize NV	46,490	1,174,441
Koninklijke DSM NV	6,581	533,889
Koninklijke KPN NV	122,257	357,113
Koninklijke Philips NV	34,753	1,218,424
Koninklijke Vopak NV	2,830	128,336
NN Group NV	11,618	461,916
NXP Semiconductors NV	12,069	884,416
QIAGEN NV (B)	7,963	272,102
Randstad NV	4,395	201,511
Royal Dutch Shell PLC, A Shares	164,712	4,847,942
Royal Dutch Shell PLC, B Shares	134,198	4,012,184

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Wolters Kluwer NV	10,629	$625,062
		21,315,597
New Zealand - 0.2%
a2 Milk Company, Ltd. (B)	26,028	195,537
Auckland International Airport, Ltd.	35,472	171,204
Fisher & Paykel Healthcare Corp., Ltd.	19,921	174,082
Fletcher Building, Ltd. (B)	29,269	95,963
Meridian Energy, Ltd.	43,320	99,123
Ryman Healthcare, Ltd. (A)	12,940	93,385
Spark New Zealand, Ltd.	63,312	176,604
		1,005,898
Norway - 0.5%
Aker BP ASA	3,844	96,919
DNB ASA	35,015	562,049
Equinor ASA	42,262	896,467
Gjensidige Forsikring ASA	6,934	108,474
Mowi ASA	14,928	314,645
Norsk Hydro ASA	48,185	218,329
Orkla ASA	29,206	228,680
Schibsted ASA, B Shares	3,512	106,835
Telenor ASA	26,898	522,367
Yara International ASA	6,981	269,113
		3,323,878
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	8,064	130,798
Credicorp, Ltd.	2,434	539,545
Southern Copper Corp.	2,874	88,433
		758,776
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.	85,070	88,663
Aboitiz Power Corp.	72,200	48,139
Alliance Global Group, Inc.	147,100	33,234
Ayala Corp.	8,920	152,501
Ayala Land, Inc.	253,800	196,168
Bank of the Philippine Islands	34,118	60,933
BDO Unibank, Inc.	77,140	191,843
Globe Telecom, Inc.	970	34,968
GT Capital Holdings, Inc.	3,208	59,461
JG Summit Holdings, Inc.	85,100	89,944
Jollibee Foods Corp.	18,900	104,876
Manila Electric Company	8,090	58,464
Megaworld Corp.	564,000	50,767
Metro Pacific Investments Corp.	509,100	44,805
Metropolitan Bank & Trust Company	58,091	89,686
PLDT, Inc.	3,730	80,094
Security Bank Corp.	15,170	44,733
SM Investments Corp.	8,302	144,834
SM Prime Holdings, Inc.	311,044	211,534
Universal Robina Corp.	30,280	72,962
		1,858,609
Poland - 0.3%
Alior Bank SA (B)	4,231	60,240
Bank Handlowy w Warszawie SA	1,164	21,491
Bank Millennium SA (B)	21,269	50,424
Bank Polska Kasa Opieki SA	5,522	160,990
Boryszew SA (B)	2,380	2,986
CCC SA	1,215	63,036
CD Projekt SA (B)	2,349	91,385
Cyfrowy Polsat SA (B)	6,360	38,479
Dino Polska SA (B)(C)	1,719	44,144
Grupa Lotos SA	3,293	78,021
Jastrzebska Spolka Weglowa SA (B)	1,853	33,502
KGHM Polska Miedz SA (B)	5,681	134,777
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Poland (continued)
LPP SA	42	$88,304
mBank SA	525	59,623
Orange Polska SA (B)	26,179	33,598
PGE Polska Grupa Energetyczna SA (B)	26,654	71,470
Polski Koncern Naftowy ORLEN SA	11,432	331,228
Polskie Gornictwo Naftowe i Gazownictwo SA	62,946	116,385
Powszechna Kasa Oszczednosci Bank Polski SA	32,873	347,256
Powszechny Zaklad Ubezpieczen SA	23,000	270,977
Santander Bank Polska SA	1,219	117,166
		2,215,482
Portugal - 0.1%
EDP - Energias de Portugal SA	84,624	296,039
Galp Energia SGPS SA	18,673	294,022
Jeronimo Martins SGPS SA	7,332	86,888
		676,949
Romania - 0.0%
NEPI Rockcastle PLC	12,881	100,898
Russia - 0.9%
Gazprom PJSC, ADR	251,662	1,112,346
Gazprom PJSC, ADR	3,680	16,293
LUKOIL PJSC, ADR	23,756	1,694,753
MMC Norilsk Nickel PJSC, ADR	39,185	738,245
Mobile TeleSystems PJSC, ADR	20,264	141,848
Novatek PJSC, GDR	3,057	522,334
Rosneft Oil Company PJSC, GDR	9,131	56,344
Rosneft Oil Company PJSC, GDR	30,000	185,118
Sberbank of Russia PJSC, ADR	40,000	438,400
Sberbank of Russia PJSC, ADR	34,900	374,517
Severstal PJSC, GDR	4,250	58,037
Surgutneftegas OJSC, ADR	23,070	87,612
Surgutneftegas PJSC, ADR	22,274	122,284
Tatneft PJSC, ADR	7,986	507,111
VTB Bank PJSC, GDR	50,760	56,421
		6,111,663
Singapore - 0.9%
Ascendas Real Estate Investment Trust	97,931	184,815
BOC Aviation, Ltd. (C)	7,400	54,603
CapitaLand Commercial Trust	82,786	106,333
CapitaLand Mall Trust	90,402	149,913
CapitaLand, Ltd.	89,999	205,236
City Developments, Ltd.	16,600	98,964
ComfortDelGro Corp., Ltd.	90,200	142,475
DBS Group Holdings, Ltd.	64,118	1,115,003
Genting Singapore, Ltd.	226,200	161,918
Golden Agri-Resources, Ltd.	284,496	51,079
Jardine Cycle & Carriage, Ltd.	4,152	107,491
Keppel Corp., Ltd.	55,069	239,066
Oversea-Chinese Banking Corp., Ltd.	115,427	954,765
SATS, Ltd.	29,800	102,067
Sembcorp Industries, Ltd.	38,019	70,834
Singapore Airlines, Ltd.	23,140	159,862
Singapore Exchange, Ltd.	28,000	146,743
Singapore Press Holdings, Ltd.	59,500	102,533
Singapore Technologies Engineering, Ltd.	54,000	138,429
Singapore Telecommunications, Ltd.	294,940	634,780
Suntec Real Estate Investment Trust	103,300	134,749
United Overseas Bank, Ltd.	47,508	859,419
UOL Group, Ltd.	20,239	92,046
Venture Corp., Ltd.	9,700	99,588
Wilmar International, Ltd.	72,000	164,884
		6,277,595

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa - 1.6%
Absa Group, Ltd.	25,092	$281,625
Anglo American Platinum, Ltd.	2,632	98,128
AngloGold Ashanti, Ltd.	14,430	183,315
Aspen Pharmacare Holdings, Ltd.	14,246	133,310
Bid Corp., Ltd.	11,078	203,790
Capitec Bank Holdings, Ltd.	1,337	103,609
Clicks Group, Ltd.	9,143	121,551
Discovery, Ltd.	16,606	184,388
Exxaro Resources, Ltd.	8,997	86,792
FirstRand, Ltd.	118,126	538,049
Fortress REIT, Ltd., Class A	32,243	40,852
Fortress REIT, Ltd., Class B	25,525	25,701
Gold Fields, Ltd.	29,492	102,145
Growthpoint Properties, Ltd.	106,448	173,027
Hyprop Investments, Ltd.	8,505	48,127
Investec PLC	24,383	137,075
Investec, Ltd.	7,953	43,448
Kumba Iron Ore, Ltd.	2,928	57,583
Liberty Holdings, Ltd.	4,754	36,199
Life Healthcare Group Holdings, Ltd.	60,966	112,101
MMI Holdings, Ltd. (B)	19,936	23,673
Mr. Price Group, Ltd. (A)	8,969	153,233
MTN Group, Ltd.	59,164	365,708
Naspers, Ltd., N Shares	15,717	3,146,802
Nedbank Group, Ltd.	13,031	248,534
Netcare, Ltd.	36,217	66,277
Old Mutual, Ltd.	182,601	272,312
Pick n Pay Stores, Ltd.	13,126	61,923
PSG Group, Ltd.	4,220	71,555
Rand Merchant Investment Holdings, Ltd.	32,688	82,598
Redefine Properties, Ltd.	212,155	142,798
Remgro, Ltd.	20,519	277,678
Resilient REIT, Ltd.	9,826	39,140
RMB Holdings, Ltd.	31,391	171,969
Sanlam, Ltd.	63,976	354,375
Sappi, Ltd.	26,810	152,085
Sasol, Ltd.	19,396	576,381
Shoprite Holdings, Ltd.	16,492	217,853
Standard Bank Group, Ltd.	46,838	581,939
Telkom SA SOC, Ltd.	13,339	58,739
The Bidvest Group, Ltd.	11,166	160,396
The Foschini Group, Ltd.	7,014	80,998
The SPAR Group, Ltd.	5,706	82,205
Tiger Brands, Ltd.	6,286	119,547
Truworths International, Ltd.	19,528	119,418
Vodacom Group, Ltd.	19,298	177,491
Woolworths Holdings, Ltd.	33,746	129,242
		10,645,684
South Korea - 3.3%
Amorepacific Corp. (B)	1,183	222,588
AMOREPACIFIC Group (B)	770	50,245
BGF Company, Ltd. (B)	3,285	23,796
BGF retail Company, Ltd. (B)	279	50,926
BNK Financial Group, Inc. (B)	8,021	52,676
Celltrion Healthcare Company, Ltd. (A)(B)	1,441	97,813
Celltrion Pharm, Inc. (B)	549	31,373
Celltrion, Inc. (B)	3,014	605,499
Cheil Worldwide, Inc. (B)	3,910	78,804
CJ CheilJedang Corp. (B)	326	96,633
CJ Corp. (B)	456	49,735
CJ ENM Company, Ltd. (B)	398	72,042
CJ Logistics Corp. (B)	392	58,635
Coway Company, Ltd.	1,930	127,622
Daelim Industrial Company, Ltd. (B)	877	80,567
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Daewoo Engineering & Construction Company, Ltd. (B)	2,130	$10,284
DB Insurance Company, Ltd. (B)	1,810	113,993
DGB Financial Group, Inc. (B)	4,763	35,481
Doosan Bobcat, Inc. (B)	1,853	52,463
E-MART, Inc. (B)	817	133,425
Fila Korea, Ltd. (B)	1,753	84,673
GS Engineering & Construction Corp. (B)	1,468	57,575
GS Holdings Corp. (B)	2,038	94,175
GS Retail Company, Ltd. (B)	966	35,008
Hana Financial Group, Inc.	10,757	349,848
Hankook Tire Company, Ltd. (B)	3,008	108,113
Hanmi Pharm Company, Ltd. (B)	223	93,247
Hanmi Science Company, Ltd. (B)	702	49,753
Hanon Systems	9,450	91,575
Hanwha Chemical Corp.	4,418	80,136
Hanwha Corp. (B)	2,040	57,303
Hanwha Life Insurance Company, Ltd. (B)	8,120	30,741
HDC Hyundai Development Co-Engineering & Construction (B)	1,376	59,596
HLB, Inc. (B)	1,118	80,407
Hotel Shilla Company, Ltd. (B)	1,190	81,625
Hyundai Department Store Company, Ltd. (B)	494	40,004
Hyundai Engineering & Construction Company, Ltd. (B)	2,649	129,736
Hyundai Glovis Company, Ltd. (B)	539	62,280
Hyundai Heavy Industries Company, Ltd. (B)	1,465	168,974
Hyundai Heavy Industries Holdings Company, Ltd. (B)	311	96,352
Hyundai Marine & Fire Insurance Company, Ltd. (B)	2,650	97,317
Hyundai Mobis Company, Ltd. (B)	2,332	397,873
Hyundai Motor Company	5,358	568,807
Hyundai Steel Company (B)	2,875	116,909
Industrial Bank of Korea	9,029	113,712
Kakao Corp.	1,792	165,518
Kangwon Land, Inc. (B)	4,000	114,513
KB Financial Group, Inc.	10,980	458,051
KB Financial Group, Inc., ADR	2,772	116,369
KCC Corp.	196	54,163
Kia Motors Corp. (B)	8,934	269,288
Korea Aerospace Industries, Ltd. (B)	1,710	48,982
Korea Electric Power Corp.	6,370	188,690
Korea Electric Power Corp., ADR	4,277	63,086
Korea Gas Corp. (B)	1,166	50,399
Korea Investment Holdings Company, Ltd. (B)	1,170	62,574
Korea Zinc Company, Ltd. (B)	339	131,263
Korean Air Lines Company, Ltd. (B)	1,349	39,985
KT Corp.	634	16,906
KT&G Corp.	4,323	393,594
Kumho Petrochemical Company, Ltd. (B)	614	48,074
LG Chem, Ltd. (B)	1,568	488,775
LG Corp. (B)	3,654	228,842
LG Display Company, Ltd.	7,650	124,142
LG Display Company, Ltd., ADR	2,417	19,795
LG Electronics, Inc.	3,460	194,013
LG Household & Health Care, Ltd. (B)	362	357,771
LG Innotek Company, Ltd. (B)	650	50,467
LG Uplus Corp. (B)	3,050	48,203
Lotte Chemical Corp. (B)	562	139,731
Lotte Corp. (B)	819	38,694
Lotte Shopping Company, Ltd. (B)	366	69,103

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Medy-Tox, Inc.	144	$74,936
Mirae Asset Daewoo Company, Ltd. (B)	13,812	81,087
NAVER Corp. (B)	4,825	528,800
NCSoft Corp. (B)	632	264,916
Netmarble Corp. (B)(C)	916	91,539
NH Investment & Securities Company, Ltd. (B)	3,944	46,227
OCI Company, Ltd. (B)	650	62,441
Orange Life Insurance, Ltd. (C)	1,552	38,935
Orion Corp. (B)	940	100,812
Ottogi Corp. (B)	43	27,867
Pan Ocean Company, Ltd. (B)	11,652	46,523
Pearl Abyss Corp. (B)	204	38,184
POSCO	2,811	614,855
POSCO Chemtech Company, Ltd. (B)	847	48,454
Posco Daewoo Corp. (B)	1,626	26,546
S-1 Corp. (B)	810	72,776
Samsung Biologics Company, Ltd. (B)(C)	550	191,309
Samsung C&T Corp. (B)	2,732	258,598
Samsung Card Company, Ltd. (B)	1,490	46,032
Samsung Electro-Mechanics Company, Ltd. (A)(B)	2,318	216,088
Samsung Electronics Company, Ltd.	171,900	5,984,134
Samsung Engineering Company, Ltd. (B)	5,618	88,722
Samsung Fire & Marine Insurance Company, Ltd. (B)	1,090	262,101
Samsung Heavy Industries Company, Ltd. (B)	15,521	103,310
Samsung Life Insurance Company, Ltd. (B)	2,349	171,886
Samsung SDI Company, Ltd.	1,971	387,416
Samsung SDS Company, Ltd. (B)	1,346	246,331
Samsung Securities Company, Ltd. (B)	2,834	80,145
Shinhan Financial Group Company, Ltd.	14,125	500,818
Shinhan Financial Group Company, Ltd., ADR	350	12,422
Shinsegae, Inc. (B)	197	45,232
SillaJen, Inc. (A)(B)	1,857	122,919
SK Holdings Company, Ltd.	1,081	252,232
SK Hynix, Inc.	20,911	1,139,995
SK Innovation Company, Ltd.	2,274	365,010
SK Telecom Company, Ltd.	677	163,346
S-Oil Corp.	1,778	155,088
ViroMed Company, Ltd. (B)	488	111,795
Woori Bank	16,990	237,586
Yuhan Corp. (B)	404	74,187
		22,552,930
Spain - 2.0%
ACS Actividades de Construccion y Servicios SA	9,193	355,836
Aena SME SA (C)	2,372	368,542
Amadeus IT Group SA	15,884	1,105,171
Banco Bilbao Vizcaya Argentaria SA (A)	239,320	1,271,226
Banco de Sabadell SA	196,135	224,422
Banco Santander SA	576,452	2,617,669
Bankia SA	48,666	142,388
Bankinter SA	26,033	208,892
CaixaBank SA	126,097	456,653
Enagas SA	7,812	211,174
Endesa SA	12,378	285,445
Ferrovial SA	18,914	383,060
Grifols SA	10,824	284,150
Iberdrola SA	214,613	1,723,320
Industria de Diseno Textil SA	39,465	1,007,333
Mapfre SA	37,878	100,601
Naturgy Energy Group SA	12,174	310,568
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Red Electrica Corp. SA	15,612	$348,151
Repsol SA	48,796	784,497
Siemens Gamesa Renewable Energy SA (B)	9,848	119,904
Telefonica SA	168,167	1,415,530
		13,724,532
Sweden - 1.7%
Alfa Laval AB	10,314	221,723
Assa Abloy AB, B Shares	35,703	639,326
Atlas Copco AB, A Shares	24,463	583,639
Atlas Copco AB, B Shares	13,732	300,893
Boliden AB	10,826	234,589
Electrolux AB, Series B	9,396	198,056
Epiroc AB, Class A (B)	24,463	232,511
Epiroc AB, Class B (B)	13,732	122,577
Essity AB, B Shares	21,740	534,401
Hennes & Mauritz AB, B Shares (A)	33,681	478,980
Hexagon AB, B Shares	9,164	423,629
Husqvarna AB, B Shares	18,793	139,518
ICA Gruppen AB (A)	2,659	94,990
Industrivarden AB, C Shares	6,375	129,069
Investor AB, B Shares	16,738	711,270
Kinnevik AB, B Shares	8,775	212,350
L E Lundbergforetagen AB, B Shares	2,546	75,186
Lundin Petroleum AB	6,165	153,965
Sandvik AB	41,495	594,552
Securitas AB, B Shares	10,739	173,004
Skandinaviska Enskilda Banken AB, Series A	53,076	515,946
Skanska AB, B Shares	13,244	211,179
SKF AB, B Shares	14,059	213,678
Svenska Handelsbanken AB, A Shares	54,342	604,592
Swedbank AB, A Shares	33,187	741,768
Swedish Match AB	6,740	265,337
Tele2 AB, B Shares	14,276	182,073
Telefonaktiebolaget LM Ericsson, B Shares	112,943	999,767
Telia Company AB	105,161	500,239
Volvo AB, B Shares	56,973	746,008
		11,234,815
Switzerland - 6.2%
ABB, Ltd.	66,335	1,266,740
Adecco Group AG	6,058	284,741
Baloise Holding AG	1,882	259,830
Barry Callebaut AG	81	126,414
Chocoladefabriken Lindt & Spruengli AG	4	298,529
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	40	248,555
Cie Financiere Richemont SA	18,989	1,224,556
Clariant AG (B)	8,851	163,228
Coca-Cola HBC AG (B)	7,250	226,908
Credit Suisse Group AG (B)	88,484	967,280
Dufry AG (A)(B)	1,514	144,167
EMS-Chemie Holding AG	321	152,834
Ferguson PLC	8,820	563,582
Geberit AG	1,376	535,843
Givaudan SA	334	774,436
Glencore PLC (B)	411,419	1,529,683
Julius Baer Group, Ltd. (B)	8,299	295,747
Kuehne + Nagel International AG	2,065	265,821
LafargeHolcim, Ltd. (B)	9,914	409,137
LafargeHolcim, Ltd. (London Stock Exchange) (B)	6,464	265,132
Lonza Group AG (B)	2,701	702,138
Nestle SA	110,097	8,935,779
Novartis AG	77,928	6,674,086

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Pargesa Holding SA, Bearer Shares	1,634	$117,848
Partners Group Holding AG	648	394,209
Roche Holding AG	25,351	6,293,610
Schindler Holding AG	806	156,655
Schindler Holding AG, Participation Certificates	1,486	295,050
SGS SA	193	434,447
Sika AG	4,800	609,713
Sonova Holding AG (A)	2,002	329,221
STMicroelectronics NV	23,162	328,289
Straumann Holding AG	401	253,257
Swiss Life Holding AG (B)	1,182	456,216
Swiss Prime Site AG (B)	2,602	210,765
Swiss Re AG	10,908	1,003,540
Swisscom AG	962	459,814
Temenos AG (B)	2,143	257,509
The Swatch Group AG	2,152	124,476
The Swatch Group AG, Bearer Shares	1,149	335,345
UBS Group AG (B)	138,779	1,731,024
Vifor Pharma AG	1,821	198,153
Zurich Insurance Group AG	5,502	1,640,085
		41,944,392
Taiwan - 2.6%
Acer, Inc. (B)	58,018	36,634
Advantech Company, Ltd.	12,089	82,586
Airtac International Group	4,000	39,237
ASE Technology Holding Company, Ltd. (B)	111,338	210,969
Asia Cement Corp.	36,863	40,769
Asustek Computer, Inc.	24,952	163,531
AU Optronics Corp.	163,827	65,097
Catcher Technology Company, Ltd.	22,184	162,427
Cathay Financial Holding Company, Ltd.	259,901	397,865
Chailease Holding Company, Ltd.	34,680	109,386
Chang Hwa Commercial Bank, Ltd.	107,201	60,034
Cheng Shin Rubber Industry Company, Ltd.	43,680	58,101
China Airlines, Ltd.	26,874	9,614
China Development Financial Holding Corp.	479,153	151,733
China Life Insurance Company, Ltd.	96,360	87,439
China Steel Corp.	363,388	286,955
Chunghwa Telecom Company, Ltd.	121,148	442,331
Compal Electronics, Inc.	79,764	45,237
CTBC Financial Holding Company, Ltd.	631,465	415,336
Delta Electronics, Inc.	70,866	298,262
E.Sun Financial Holding Company, Ltd.	278,535	182,209
Eclat Textile Company, Ltd.	6,259	70,781
Eva Airways Corp.	30,775	15,813
Evergreen Marine Corp. Taiwan, Ltd.	10,982	4,258
Far Eastern New Century Corp.	64,875	58,917
Far EasTone Telecommunications Company, Ltd.	45,159	112,173
First Financial Holding Company, Ltd.	363,889	237,068
Formosa Chemicals & Fibre Corp.	126,212	431,777
Formosa Petrochemical Corp.	43,720	155,141
Formosa Plastics Corp.	159,086	522,915
Formosa Taffeta Company, Ltd.	5,000	5,625
Foxconn Technology Company, Ltd.	15,513	30,630
Fubon Financial Holding Company, Ltd.	211,112	323,908
Globalwafers Company, Ltd.	9,000	82,508
Highwealth Construction Corp.	27,000	39,502
Hiwin Technologies Corp.	8,514	61,425
Hon Hai Precision Industry Company, Ltd.	468,368	1,077,919
Hotai Motor Company, Ltd.	9,000	74,586
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Hua Nan Financial Holdings Company, Ltd.	271,302	$154,506
Innolux Corp.	297,841	94,385
Inventec Corp.	25,899	18,531
Largan Precision Company, Ltd.	3,143	327,956
Lite-On Technology Corp.	39,626	52,328
MediaTek, Inc.	49,340	367,213
Mega Financial Holding Company, Ltd.	387,134	326,827
Micro-Star International Company, Ltd.	23,000	57,230
Nan Ya Plastics Corp.	185,992	457,419
Nanya Technology Corp.	37,000	66,260
Novatek Microelectronics Corp.	7,361	33,983
Pegatron Corp.	71,989	120,520
Pou Chen Corp.	36,641	38,814
Powertech Technology, Inc.	13,149	28,268
President Chain Store Corp.	21,496	216,572
Quanta Computer, Inc.	92,771	158,780
Realtek Semiconductor Corp.	5,999	27,823
Shin Kong Financial Holding Company, Ltd.	372,587	108,960
SinoPac Financial Holdings Company, Ltd.	385,762	129,101
Synnex Technology International Corp.	24,928	29,454
Taishin Financial Holding Company, Ltd.	312,838	133,014
Taiwan Cement Corp.	149,359	172,392
Taiwan Cooperative Financial Holding Company, Ltd.	273,657	157,211
Taiwan Mobile Company, Ltd.	62,257	215,602
Taiwan Semiconductor Manufacturing Company, Ltd.	887,227	6,442,362
Tatung Company, Ltd. (B)	67,000	56,413
Uni-President Enterprises Corp.	151,487	343,672
United Microelectronics Corp.	455,313	164,640
Walsin Technology Corp.	11,000	55,572
Win Semiconductors Corp.	12,000	46,229
Winbond Electronics Corp.	102,000	44,945
Wistron Corp.	42,598	26,348
WPG Holdings, Ltd.	47,840	57,403
Ya Hsin Industrial Company, Ltd. (B)(E)	36,000	0
Yageo Corp.	9,584	99,269
Yuanta Financial Holding Company, Ltd.	339,267	170,560
		17,651,260
Thailand - 0.6%
Advanced Info Service PCL, Foreign Quota Shares	48,400	256,664
Airports of Thailand PCL, Foreign Quota Shares	163,100	322,147
Bangkok Bank PCL	11,700	74,471
Banpu PCL, Foreign Quota Shares	110,000	50,057
Bumrungrad Hospital PCL, NVDR	15,600	89,796
Central Pattana PCL, NVDR	48,500	111,440
Charoen Pokphand Foods PCL, Foreign Quota Shares	136,200	102,936
CP ALL PCL, Foreign Quota Shares	184,600	389,805
Delta Electronics Thailand PCL	24,300	51,891
Electricity Generating PCL, Foreign Quota Shares	7,600	57,923
Energy Absolute PCL, Foreign Quota Shares	56,900	74,408
Glow Energy PCL, Foreign Quota Shares	27,900	76,287
Home Product Center PCL, Foreign Quota Shares	204,400	95,385
Indorama Ventures PCL, NVDR	54,900	91,618
IRPC PCL, Foreign Quota Shares	528,400	93,338
Kasikornbank PCL, Foreign Quota Shares	45,000	255,285
Kasikornbank PCL, NVDR	24,100	137,094

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Krung Thai Bank PCL, Foreign Quota Shares	164,375	$96,984
PTT Exploration & Production PCL, Foreign Quota Shares	60,147	208,733
PTT Global Chemical PCL, Foreign Quota Shares	87,373	191,443
PTT PCL, Foreign Quota Shares	391,000	551,420
Robinson PCL, Foreign Quota Shares	28,700	55,929
Thai Oil PCL, Foreign Quota Shares	46,900	95,318
Thai Union Group PCL, Foreign Quota Shares	95,900	47,754
The Siam Cement PCL, Foreign Quota Shares	12,000	160,757
The Siam Commercial Bank PCL, Foreign Quota Shares	70,748	290,406
TMB Bank PCL, Foreign Quota Shares	739,100	49,981
True Corp. PCL, Foreign Quota Shares	448,802	71,773
		4,151,043
Turkey - 0.2%
Akbank TAS	77,143	99,519
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	31,622
Arcelik AS	6,139	18,289
Aselsan Elektronik Sanayi Ve Ticaret AS	7,013	31,828
BIM Birlesik Magazalar AS	8,214	135,018
Eregli Demir ve Celik Fabrikalari TAS	49,091	66,743
Ford Otomotiv Sanayi AS	4,572	43,131
Haci Omer Sabanci Holding AS	31,762	45,067
KOC Holding AS	25,423	68,044
Petkim Petrokimya Holding AS	26,036	24,742
TAV Havalimanlari Holding AS	4,656	21,027
Tupras Turkiye Petrol Rafinerileri AS	4,998	110,102
Turk Hava Yollari AO (B)	25,366	76,984
Turkcell Iletisim Hizmetleri AS	38,572	88,451
Turkiye Garanti Bankasi AS	86,216	129,227
Turkiye Halk Bankasi AS	25,911	34,240
Turkiye Is Bankasi AS, Class C	60,572	51,695
Turkiye Sise ve Cam Fabrikalari AS	43,843	46,952
		1,122,681
United Arab Emirates - 0.0%
NMC Health PLC	3,700	129,135
United Kingdom - 10.0%
3i Group PLC	35,391	349,211
Admiral Group PLC	7,852	204,888
Anglo American PLC	37,482	838,123
Ashtead Group PLC	18,549	386,921
Associated British Foods PLC	13,366	348,365
AstraZeneca PLC	45,458	3,393,257
Auto Trader Group PLC (C)	35,298	204,848
Aviva PLC	144,098	689,653
Babcock International Group PLC	8,659	54,009
BAE Systems PLC	116,949	684,018
Barclays PLC	619,208	1,184,712
Barratt Developments PLC	39,288	231,749
Berkeley Group Holdings PLC	4,863	215,689
BP PLC	724,708	4,581,377
British American Tobacco PLC	82,180	2,614,887
BT Group PLC	309,236	940,262
Bunzl PLC	11,951	360,906
Burberry Group PLC	14,913	327,475
Centrica PLC	216,287	373,089
CNH Industrial NV	37,712	340,739
Coca-Cola European Partners PLC	8,055	371,180
Compass Group PLC	57,299	1,205,848
ConvaTec Group PLC (C)	56,571	100,204
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Croda International PLC	4,815	$287,556
Diageo PLC	88,170	3,150,702
Direct Line Insurance Group PLC	53,358	216,897
easyJet PLC	5,884	82,910
Experian PLC	32,753	793,996
Fiat Chrysler Automobiles NV (B)	38,626	556,924
G4S PLC	56,956	143,775
GlaxoSmithKline PLC	177,881	3,390,060
Hammerson PLC	29,315	123,414
Hargreaves Lansdown PLC	10,194	240,425
HSBC Holdings PLC	715,531	5,902,942
Imperial Brands PLC	34,636	1,051,263
Informa PLC	44,816	359,726
InterContinental Hotels Group PLC	6,401	346,248
International Consolidated Airlines Group SA	27,874	220,978
Intertek Group PLC	5,765	352,835
ITV PLC	140,570	223,740
J Sainsbury PLC	62,966	212,857
John Wood Group PLC	26,926	173,241
Johnson Matthey PLC	7,039	251,332
Kingfisher PLC	80,383	211,350
Land Securities Group PLC	28,284	290,416
Legal & General Group PLC	215,482	634,889
Lloyds Banking Group PLC	2,589,556	1,706,987
London Stock Exchange Group PLC	11,565	599,999
Marks & Spencer Group PLC	58,909	184,762
Meggitt PLC	29,260	175,766
Melrose Industries PLC	172,341	360,038
Merlin Entertainments PLC (C)	24,601	99,648
Micro Focus International PLC	15,771	276,286
Mondi PLC	13,927	290,068
Mondi, Ltd.	4,137	89,113
National Grid PLC	122,252	1,196,031
Next PLC	5,306	270,165
Pearson PLC	29,871	357,851
Persimmon PLC	11,028	271,573
Prudential PLC	93,030	1,661,186
Reckitt Benckiser Group PLC	24,266	1,858,201
RELX PLC	38,212	787,947
RELX PLC (Euronext Amsterdam Exchange)	34,121	702,049
Rio Tinto PLC	42,842	2,051,807
Rio Tinto, Ltd.	13,070	723,372
Rolls Royce Holdings PLC, C Shares Entitlement (B)	2,798,594	3,567
Rolls-Royce Holdings PLC (B)	60,839	640,939
Royal Mail PLC	33,479	116,202
RSA Insurance Group PLC	36,841	241,779
Schroders PLC	4,962	154,536
Segro PLC	39,233	294,528
Severn Trent PLC	8,552	198,241
Smith & Nephew PLC	32,491	608,188
Smiths Group PLC	14,281	248,617
SSE PLC	39,622	547,163
St. James's Place PLC	20,193	243,201
Standard Chartered PLC	99,705	774,874
Standard Life Aberdeen PLC	85,141	278,781
Taylor Wimpey PLC	125,790	218,731
Tesco PLC	354,753	860,333
The British Land Company PLC	35,353	240,410
The Royal Bank of Scotland Group PLC	173,218	480,517
The Sage Group PLC	38,587	295,941
The Weir Group PLC	8,971	148,553
Unilever NV	54,909	2,974,548

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Unilever PLC	40,653	$2,134,396
United Utilities Group PLC	26,451	248,706
Vodafone Group PLC	958,892	1,864,363
Whitbread PLC	6,969	406,968
Wm Morrison Supermarkets PLC	81,037	220,303
WPP PLC	46,027	500,911
		67,828,031
United States - 0.1%
Altice USA, Inc., Class A	7,339	121,240
Bausch Health Companies, Inc. (B)	13,100	242,291
Carnival PLC	6,668	320,209
International Flavors & Fragrances, Inc.	319	42,894
Nexteer Automotive Group, Ltd.	31,000	44,185
		770,819
TOTAL COMMON STOCKS (Cost $568,662,860)		$655,304,010
PREFERRED SECURITIES - 1.2%
Brazil - 0.7%
Banco Bradesco SA	120,421	1,198,752
Braskem SA, A Shares	4,100	50,075
Centrais Eletricas Brasileiras SA, B Shares (B)	4,300	31,134
Cia Brasileira de Distribuicao	4,938	102,981
Cia Energetica de Minas Gerais	31,260	111,460
Gerdau SA	36,200	137,968
Itau Unibanco Holding SA	173,589	1,588,709
Itausa - Investimentos Itau SA	159,923	498,341
Lojas Americanas SA	24,076	122,067
Petroleo Brasileiro SA	138,651	808,706
Telefonica Brasil SA	9,652	115,100
		4,765,293
Germany - 0.4%
Bayerische Motoren Werke AG	2,090	149,042
FUCHS PETROLUB SE	2,735	113,071
Henkel AG & Company KGaA	6,555	715,997
Porsche Automobil Holding SE	5,695	334,937
Sartorius AG	1,266	157,563
Volkswagen AG	6,657	1,061,497
		2,532,107
South Korea - 0.1%
Amorepacific Corp. (B)	300	27,647
CJ Corp. (E)	68	2,248
Hyundai Motor Company	705	44,377
Hyundai Motor Company, 2nd Preferred	1,197	82,599
LG Chem, Ltd. (B)	162	28,405
LG Household & Health Care, Ltd. (B)	112	65,945
Samsung Electronics Company, Ltd.	30,800	880,069
		1,131,290
TOTAL PREFERRED SECURITIES (Cost $7,041,093)		$8,428,690
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
RIGHTS - 0.0%
Eva Airways Corp. (Expiration Date: 1-21-19; Strike Price: TWD 13.00) (B)	1,685	$154
Repsol SA (Expiration Date: 1-10-19; Strike Price: EUR 35.00) (B)	48,796	22,363
TOTAL RIGHTS (Cost $22,893)		$22,517
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust, 2.4078% (F)(G)	1,235,104	12,354,991
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,354,279)		$12,354,991
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.2200% (F)	5,955,749	5,955,749
TOTAL SHORT-TERM INVESTMENTS (Cost $5,955,749)		$5,955,749
Total Investments (International Equity Index Trust) (Cost $594,036,874) - 100.6%		$682,065,957
Other assets and liabilities, net - (0.6%)		(4,264,995)
TOTAL NET ASSETS - 100.0%		$677,800,962
Currency Abbreviations
EUR	Euro
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	95	Long	Mar 2019	$8,330,113	$8,151,000	$(179,113)
Mini MSCI Emerging Markets Index Futures	102	Long	Mar 2019	5,017,253	4,930,680	(86,573)
MSCI Taiwan Index Futures	38	Long	Jan 2019	1,340,374	1,351,280	10,906
						$(254,780)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Equity Index Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
International Growth Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.5%
Australia - 3.6%
Amcor, Ltd.	97,253	$908,095
Brambles, Ltd.	106,475	761,791
CSL, Ltd.	3,192	416,932
		2,086,818
Brazil - 3.5%
B3 SA - Brasil Bolsa Balcao	168,034	1,161,016
Banco Bradesco SA, ADR	91,456	904,500
		2,065,516
Canada - 9.2%
Canadian National Railway Company	11,935	883,935
CGI Group, Inc., Class A (A)	30,579	1,870,309
Great-West Lifeco, Inc.	14,832	306,157
Nutrien, Ltd.	16,490	774,494
PrairieSky Royalty, Ltd.	55,290	715,627
Suncor Energy, Inc.	31,035	866,807
		5,417,329
China - 7.2%
Alibaba Group Holding, Ltd., ADR (A)	4,610	631,892
Baidu, Inc., ADR (A)	4,393	696,730
Henan Shuanghui Investment & Development Company, Ltd., Class A	217,194	748,810
Kweichow Moutai Company, Ltd., Class A	11,818	1,020,824
New Oriental Education & Technology Group, Inc., ADR (A)	2,608	142,944
Wuliangye Yibin Company, Ltd., Class A	61,557	457,754
Yum China Holdings, Inc.	14,848	497,853
		4,196,807
Denmark - 1.4%
Carlsberg A/S, Class B	7,933	843,906
France - 8.2%
EssilorLuxottica SA	5,982	758,267
Pernod Ricard SA	4,933	809,608
Schneider Electric SE	17,713	1,201,496
Vinci SA	14,621	1,202,315
Vivendi SA	33,947	822,785
		4,794,471
Germany - 7.8%
Allianz SE	6,382	1,282,498
Deutsche Boerse AG	10,183	1,217,433
Deutsche Post AG	11,100	303,133
GEA Group AG	16,322	420,221
SAP SE	13,570	1,346,820
		4,570,105
Hong Kong - 2.3%
CK Hutchison Holdings, Ltd.	30,968	297,237
Galaxy Entertainment Group, Ltd.	169,000	1,067,514
		1,364,751
Italy - 3.4%
FinecoBank Banca Fineco SpA	57,124	574,750
Intesa Sanpaolo SpA	287,427	639,992
Mediobanca Banca di Credito Finanziario SpA	90,902	769,163
		1,983,905
Japan - 8.5%
Asahi Group Holdings, Ltd.	22,800	883,587
FANUC Corp.	6,800	1,031,966
Hoya Corp.	20,600	1,242,181
Japan Tobacco, Inc.	14,600	346,912
Kao Corp.	9,000	666,159
International Growth Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Keyence Corp.	1,600	$808,713
		4,979,518
Mexico - 2.2%
Fomento Economico Mexicano SAB de CV, ADR	14,793	1,272,938
Netherlands - 4.5%
ING Groep NV	68,119	732,729
Royal Dutch Shell PLC, B Shares	19,469	582,074
Wolters Kluwer NV	22,146	1,302,345
		2,617,148
Singapore - 2.1%
United Overseas Bank, Ltd.	67,500	1,221,074
South Korea - 2.7%
NAVER Corp. (A)	7,688	842,573
Samsung Electronics Company, Ltd.	21,906	762,586
		1,605,159
Spain - 1.4%
Amadeus IT Group SA	11,581	805,779
Sweden - 3.2%
Investor AB, B Shares	44,027	1,870,898
Switzerland - 6.8%
Cie Financiere Richemont SA	14,881	959,640
Julius Baer Group, Ltd. (A)	17,774	633,404
Kuehne + Nagel International AG	5,658	728,336
Novartis AG	14,215	1,217,433
UBS Group AG (A)	34,654	432,248
		3,971,061
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Company, Ltd.	173,000	1,256,193
Thailand - 0.5%
Kasikornbank PCL, NVDR	52,300	297,511
Turkey - 0.9%
Akbank TAS	405,288	522,847
United Kingdom - 10.5%
British American Tobacco PLC	25,764	819,785
Compass Group PLC	39,178	824,494
Informa PLC	103,169	828,110
Reckitt Benckiser Group PLC	13,535	1,036,461
RELX PLC	64,269	1,325,253
TechnipFMC PLC	27,628	555,792
Unilever NV	14,349	777,319
		6,167,214
United States - 4.5%
Broadcom, Inc.	6,617	1,682,571
Philip Morris International, Inc.	14,222	949,461
		2,632,032
TOTAL COMMON STOCKS (Cost $62,028,728)		$56,542,980

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Growth Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 3.7%
Money market funds - 3.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class, 2.2514% (B)	2,160,190	$2,160,190
TOTAL SHORT-TERM INVESTMENTS (Cost $2,160,190)		$2,160,190
Total Investments (International Growth Stock Trust) (Cost $64,188,918) - 100.2%		$58,703,170
Other assets and liabilities, net - (0.2%)		(119,624)
TOTAL NET ASSETS - 100.0%		$58,583,546
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
International Small Company Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.0%
Australia - 6.6%
A2B Australia, Ltd. (A)	9,047	$14,019
Accent Group, Ltd.	24,907	21,060
Adelaide Brighton, Ltd.	19,036	57,301
AED Oil, Ltd. (B)(C)	17,758	0
Ainsworth Game Technology, Ltd.	10,192	5,712
Alkane Resources, Ltd. (A)(C)	4,753	652
ALS, Ltd.	15,369	73,432
Altium, Ltd.	5,149	78,813
AMA Group, Ltd. (A)	18,995	11,597
Amaysim Australia, Ltd. (A)(C)	8,291	5,780
Ansell, Ltd.	6,123	95,119
AP Eagers, Ltd.	6,106	25,812
Appen, Ltd.	6,311	57,099
ARB Corp., Ltd.	3,664	38,741
Ardent Leisure Group, Ltd.	39,016	40,672
ARQ Group, Ltd. (A)	8,681	11,988
Asaleo Care, Ltd.	30,182	19,440
Atlas Arteria, Ltd.	20,766	91,601
AUB Group, Ltd.	4,946	43,336
Aurelia Metals, Ltd. (C)	33,619	16,102
Ausdrill, Ltd.	33,636	28,190
Austal, Ltd.	23,155	31,750
Australian Agricultural Company, Ltd. (A)(C)	28,065	21,748
Australian Pharmaceutical Industries, Ltd.	26,584	25,850
Auswide Bank, Ltd.	607	2,267
Automotive Holdings Group, Ltd. (A)	19,175	21,078
Aveo Group	28,401	32,009
Bank of Queensland, Ltd.	7,126	48,707
Bapcor, Ltd.	13,468	55,910
Beach Energy, Ltd.	135,179	127,719
Bega Cheese, Ltd. (A)	14,056	48,836
Bellamy's Australia, Ltd. (A)(C)	4,706	24,231
Blackmores, Ltd. (A)	719	61,758
Blue Sky Alternative Investments, Ltd. (C)	2,049	1,147
Bravura Solutions, Ltd.	11,064	28,839
Breville Group, Ltd.	4,935	37,067
Brickworks, Ltd.	3,795	44,475
BWX, Ltd. (A)	7,095	7,897
Cardno, Ltd. (C)	15,086	10,624
Carnarvon Petroleum, Ltd. (C)	63,048	14,448
carsales.com, Ltd.	13,391	103,806
Cash Converters International, Ltd. (C)	14,501	2,400
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Cedar Woods Properties, Ltd.	2,505	$8,925
Cleanaway Waste Management, Ltd.	130,319	152,831
Clinuvel Pharmaceuticals, Ltd.	2,335	29,855
Codan, Ltd.	5,320	10,905
Collins Foods, Ltd.	10,053	43,770
Cooper Energy, Ltd. (C)	156,316	48,977
Corporate Travel Management, Ltd.	3,780	57,109
Costa Group Holdings, Ltd.	15,969	83,517
Credit Corp. Group, Ltd.	2,881	38,091
CSG, Ltd. (C)	32,904	3,779
CSR, Ltd.	34,491	68,281
CuDeco, Ltd. (B)(C)	8,580	1,420
Data#3, Ltd.	9,073	9,598
Decmil Group, Ltd. (C)	2,921	1,419
Domain Holdings Australia, Ltd.	17,171	26,967
Domino's Pizza Enterprises, Ltd.	1,223	35,035
Downer EDI, Ltd.	30,199	143,851
DuluxGroup, Ltd.	21,708	100,321
Eclipx Group, Ltd.	16,681	28,584
Elders, Ltd.	7,130	35,506
EML Payments, Ltd. (C)	12,305	12,907
Energy Resources of Australia, Ltd. (C)	12,909	2,226
Energy World Corp., Ltd. (C)	75,962	7,487
EQT Holdings, Ltd.	691	11,700
ERM Power, Ltd.	7,077	7,800
Estia Health, Ltd.	11,708	18,894
EVENT Hospitality and Entertainment, Ltd.	6,617	63,386
FAR, Ltd. (C)	202,920	9,564
Finbar Group, Ltd.	8,370	4,482
Fleetwood Corp., Ltd.	8,058	11,240
FlexiGroup, Ltd.	20,305	19,396
Freedom Foods Group, Ltd.	6,442	21,103
G8 Education, Ltd.	27,130	54,092
Galaxy Resources, Ltd. (A)(C)	30,280	46,270
Genworth Mortgage Insurance Australia, Ltd.	18,245	28,161
Gold Road Resources, Ltd. (A)(C)	68,792	31,536
GrainCorp, Ltd., Class A	13,614	87,930
Greencross, Ltd.	8,249	31,595
GUD Holdings, Ltd.	6,093	48,275
GWA Group, Ltd.	12,195	23,895
Hansen Technologies, Ltd.	11,735	28,863
Harvey Norman Holdings, Ltd. (A)	18,052	40,182
Healius, Ltd.	45,043	70,749
Healthscope, Ltd.	28,069	44,118
HT&E, Ltd.	20,357	22,665
HUB24, Ltd.	3,152	26,396
IDP Education, Ltd.	4,283	29,788
Iluka Resources, Ltd.	18,019	96,818
Imdex, Ltd. (C)	20,483	15,453
IMF Bentham, Ltd. (A)	12,988	28,740
Independence Group NL (A)	28,070	75,523
Infigen Energy (C)	77,417	25,387
Infomedia, Ltd.	15,337	12,757
Inghams Group, Ltd.	11,981	34,859
Integral Diagnostics, Ltd.	5,800	11,342
Integrated Research, Ltd.	3,367	4,195
International Ferro Metals, Ltd. (B)(C)	24,339	0
InvoCare, Ltd. (A)	6,652	48,285
IOOF Holdings, Ltd. (A)	21,064	76,774
IPH, Ltd.	11,108	42,347
IRESS, Ltd.	7,537	59,080
iSelect, Ltd. (A)	10,270	5,498
iSentia Group, Ltd. (A)	3,943	778

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
IVE Group, Ltd.	11,452	$16,938
Japara Healthcare, Ltd.	17,906	14,100
JB Hi-Fi, Ltd. (A)	7,885	123,013
Jumbo Interactive, Ltd.	3,998	20,288
Karoon Energy, Ltd. (C)	6,513	3,877
Kingsgate Consolidated, Ltd. (C)	11,120	1,253
Lifestyle Communities, Ltd.	3,310	12,294
Link Administration Holdings, Ltd.	19,319	92,194
Lovisa Holdings, Ltd.	3,846	16,847
MACA, Ltd.	18,596	12,234
Macmahon Holdings, Ltd. (C)	112,440	17,048
Mayne Pharma Group, Ltd. (C)	59,952	32,715
McMillan Shakespeare, Ltd. (A)	5,664	55,562
McPherson's, Ltd.	7,978	7,023
Medusa Mining, Ltd. (C)	8,127	2,315
Mesoblast, Ltd. (A)(C)	24,462	20,354
Metals X, Ltd. (A)(C)	39,518	11,830
Metcash, Ltd. (A)	69,441	119,933
Mineral Resources, Ltd.	9,687	105,624
MMA Offshore, Ltd. (C)	46,658	5,089
Moelis Australia, Ltd.	3,830	12,326
Monadelphous Group, Ltd.	6,360	61,710
Monash IVF Group, Ltd. (A)	13,183	9,234
Mortgage Choice, Ltd. (A)	6,422	4,484
Mount Gibson Iron, Ltd.	62,063	23,395
Myer Holdings, Ltd. (A)(C)	63,302	18,505
MYOB Group, Ltd.	30,689	72,650
MyState, Ltd.	4,190	13,435
Navigator Global Investments, Ltd.	10,160	30,082
Navitas, Ltd. (A)	12,119	43,261
New Hope Corp., Ltd.	11,267	27,008
NEXTDC, Ltd. (A)(C)	7,840	33,779
nib holdings, Ltd.	27,049	99,166
Nick Scali, Ltd.	5,272	19,601
Nine Entertainment Company Holdings, Ltd.	107,653	104,743
NRW Holdings, Ltd.	36,145	41,158
Nufarm, Ltd. (A)	18,888	79,294
OceanaGold Corp.	31,900	116,365
OFX Group, Ltd. (A)	14,134	17,447
oOh!media, Ltd.	13,577	32,737
Orora, Ltd.	38,042	82,355
OZ Minerals, Ltd.	18,232	113,036
Pacific Current Group, Ltd.	1,644	6,241
Peet, Ltd. (A)	13,800	9,490
Pendal Group, Ltd.	12,433	69,885
Perpetual, Ltd.	3,182	72,813
Perseus Mining, Ltd. (C)	111,479	33,024
Platinum Asset Management, Ltd.	12,679	43,421
PMP, Ltd. (C)	32,750	4,265
Praemium, Ltd. (C)	28,131	12,687
Premier Investments, Ltd.	6,565	68,070
Prime Media Group, Ltd. (C)	17,812	2,695
Pro Medicus, Ltd.	4,382	33,615
Qube Holdings, Ltd.	40,012	71,622
Quintis, Ltd. (A)(B)(C)	22,092	0
RCR Tomlinson, Ltd. (B)	19,448	11,917
Regis Healthcare, Ltd.	9,267	17,228
Regis Resources, Ltd.	23,625	80,458
Resolute Mining, Ltd.	67,540	55,007
Retail Food Group, Ltd. (C)	8,541	1,804
Ridley Corp., Ltd.	19,156	17,466
Sandfire Resources NL	12,595	59,306
Saracen Mineral Holdings, Ltd. (C)	53,338	110,274
SeaLink Travel Group, Ltd.	6,360	19,035
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Select Harvests, Ltd.	5,587	$24,025
Senex Energy, Ltd. (C)	87,382	16,885
Servcorp, Ltd.	3,171	6,780
Service Stream, Ltd.	10,465	12,976
Seven Group Holdings, Ltd.	3,488	34,873
Seven West Media, Ltd. (C)	85,038	32,958
SG Fleet Group, Ltd.	7,879	16,966
Sigma Healthcare, Ltd.	86,903	34,950
Silver Lake Resources, Ltd. (A)(C)	29,625	11,613
SmartGroup Corp., Ltd.	4,591	28,747
Southern Cross Media Group, Ltd.	51,441	36,439
Spark Infrastructure Group	78,710	122,625
SpeedCast International, Ltd. (A)	17,245	35,370
St. Barbara, Ltd.	33,049	109,470
Steadfast Group, Ltd.	46,542	90,206
Super Retail Group, Ltd. (A)	10,419	51,637
Superloop, Ltd. (A)(C)	11,328	12,141
Syrah Resources, Ltd. (A)(C)	26,594	28,209
Tassal Group, Ltd.	13,458	41,920
Technology One, Ltd.	12,347	53,593
The Reject Shop, Ltd.	2,561	4,945
Tiger Resources, Ltd. (B)(C)	92,816	3,203
Troy Resources, Ltd. (C)	15,555	1,209
Villa World, Ltd. (A)	5,140	6,356
Village Roadshow, Ltd. (C)	5,669	10,821
Virgin Australia Holdings, Ltd. (C)	221,832	28,922
Virgin Australia Holdings, Ltd. (B)(C)	359,466	1,266
Virtus Health, Ltd.	8,064	25,053
Vocus Group, Ltd. (C)	26,165	59,013
Webjet, Ltd.	8,700	67,319
Western Areas, Ltd.	18,795	26,459
Westgold Resources, Ltd. (C)	15,813	9,801
WorleyParsons, Ltd.	15,506	124,542
WPP AUNZ, Ltd.	25,254	10,135
		7,488,361
Austria - 1.3%
Agrana Beteiligungs AG	724	13,290
ams AG (A)(C)	1,671	40,238
ANDRITZ AG	2,760	126,756
AT&S Austria Technologie & Systemtechnik AG	2,410	42,493
CA Immobilien Anlagen AG	4,952	156,439
DO & CO AG	534	49,857
EVN AG	3,092	44,677
FACC AG (A)	1,116	16,881
Flughafen Wien AG	265	10,494
IMMOFINANZ AG (C)	3,163	75,947
Kapsch TrafficCom AG	191	7,278
Lenzing AG (A)	504	45,943
Mayr Melnhof Karton AG	615	77,721
Oesterreichische Post AG	2,096	72,026
Palfinger AG	1,137	29,050
POLYTEC Holding AG (A)	995	9,542
Porr AG (A)	648	12,914
Rhi Magnesita NV (A)	1,095	54,096
Rhi Magnesita NV	190	9,595
Rosenbauer International AG	174	6,623
S IMMO AG	3,364	56,057
S&T AG (C)	3,596	65,087
Schoeller-Bleckmann Oilfield Equipment AG	944	61,942
Semperit AG Holding (A)(C)	822	9,340
Strabag SE	893	26,270
Telekom Austria AG (C)	7,836	59,897
UBM Development AG	411	15,740

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria (continued)
UNIQA Insurance Group AG	10,314	$92,898
Vienna Insurance Group AG	2,457	57,035
Wienerberger AG	7,937	163,793
Zumtobel Group AG (A)(C)	2,545	20,703
		1,530,622
Belgium - 1.6%
Ackermans & van Haaren NV	1,580	238,545
AGFA-Gevaert NV (C)	16,974	64,747
Akka Technologies	875	44,297
Banque Nationale de Belgique	12	33,118
Barco NV	735	83,235
Bekaert SA (A)	2,225	53,633
Biocartis NV (A)(C)(D)	2,587	29,491
bpost SA	4,236	38,839
Celyad SA (A)(C)	493	9,324
Cie d'Entreprises CFE	416	41,178
Cie Immobiliere de Belgique SA	47	2,714
Deceuninck NV	7,720	17,064
D'ieteren SA	1,795	67,701
Econocom Group SA	6,435	21,428
Elia System Operator SA	2,455	163,993
Euronav NV (A)	8,334	59,360
EVS Broadcast Equipment SA	811	21,518
Exmar NV (A)(C)	1,567	10,736
Fagron	3,576	58,421
Galapagos NV (C)	2,610	239,236
Gimv NV	1,153	61,950
Ion Beam Applications (C)	1,305	19,277
Kinepolis Group NV	758	42,366
Lotus Bakeries (A)	13	31,973
Melexis NV (A)	987	57,440
Nyrstar NV (A)(C)	5,514	3,625
Ontex Group NV (A)	3,927	80,521
Orange Belgium SA	2,358	46,603
Oxurion NV (C)	1,612	6,712
Picanol	88	6,944
Radisson Hospitality AB (C)	3,622	16,819
Recticel SA	2,296	16,802
Sioen Industries NV	374	9,704
Sipef NV	420	23,469
Telenet Group Holding NV	876	40,745
Tessenderlo Group SA (C)	2,049	68,292
Van de Velde NV	377	11,055
Viohalco SA (C)	7,173	21,679
		1,864,554
Bermuda - 0.3%
Hiscox, Ltd.	14,061	290,620
Canada - 8.3%
5N Plus, Inc. (C)	3,515	7,982
Absolute Software Corp.	3,900	22,111
Advantage Oil & Gas, Ltd. (A)(C)	11,500	16,679
Aecon Group, Inc.	5,700	73,525
Africa Oil Corp. (A)(C)	34,602	27,373
Ag Growth International, Inc. (A)	1,100	37,709
AGF Management, Ltd., Class B	4,298	15,175
AGT Food & Ingredients, Inc. (A)	1,218	14,846
Aimia, Inc. (C)	14,677	39,670
AirBoss of America Corp.	1,500	9,427
AKITA Drilling, Ltd., Class A	1,120	3,339
Alamos Gold, Inc., Class A	23,618	84,943
Alaris Royalty Corp. (A)	3,829	47,652
Alcanna, Inc.	1,500	4,626
Algoma Central Corp. (A)	700	6,502
Alio Gold, Inc. (A)(C)	638	537
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Altius Minerals Corp.	3,100	$24,547
Altus Group, Ltd.	2,018	34,988
Andrew Peller, Ltd., Class A	2,300	23,064
ARC Resources, Ltd.	11,428	67,805
Arrow Exploration Corp. (C)	962	278
Asanko Gold, Inc. (A)(C)	6,600	4,206
Athabasca Oil Corp. (A)(C)	42,135	30,555
ATS Automation Tooling Systems, Inc. (C)	7,747	81,658
AutoCanada, Inc. (A)	1,985	16,503
B2Gold Corp. (C)	52,656	153,895
Badger Daylighting, Ltd. (A)	2,322	54,852
Baytex Energy Corp. (C)	35,400	62,492
Bellatrix Exploration, Ltd. (C)	1,979	913
Birch Mountain Resources, Ltd. (B)(C)	9,200	1
Birchcliff Energy, Ltd.	9,700	21,600
Bird Construction, Inc. (A)	4,995	22,355
Black Diamond Group, Ltd. (C)	2,750	4,210
BMTC Group, Inc.	500	4,758
Bonavista Energy Corp.	13,661	12,008
Bonterra Energy Corp. (A)	2,200	10,410
Boralex, Inc., Class A	4,277	52,758
Calfrac Well Services, Ltd. (A)(C)	6,414	11,464
Canaccord Genuity Group, Inc.	8,471	35,803
Canacol Energy, Ltd. (A)(C)	7,565	22,387
Canadian Western Bank	9,615	183,398
Canfor Corp. (C)	4,300	52,065
Canfor Pulp Products, Inc.	2,715	32,237
CanWel Building Materials Group, Ltd.	3,600	12,025
Capital Power Corp.	6,627	129,074
Capstone Mining Corp. (A)(C)	29,467	13,166
Cardinal Energy, Ltd. (A)	5,530	8,993
Cascades, Inc.	6,623	49,629
Celestica, Inc. (C)	9,919	86,897
Centerra Gold, Inc. (C)	14,877	63,858
CES Energy Solutions Corp.	13,646	31,486
China Gold International Resources Corp., Ltd. (A)(C)	18,050	20,890
Cineplex, Inc. (A)	3,000	55,904
Clearwater Seafoods, Inc. (A)	1,500	6,318
Cogeco Communications, Inc.	731	35,222
Cogeco, Inc.	445	18,984
Colliers International Group, Inc.	2,300	126,844
Computer Modelling Group, Ltd.	8,320	37,115
Continental Gold, Inc. (C)	6,884	11,346
Copper Mountain Mining Corp. (A)(C)	8,800	4,641
Corby Spirit and Wine, Ltd.	700	9,511
Corridor Resources, Inc. (C)	4,930	2,889
Corus Entertainment, Inc., B Shares	11,806	41,164
Crew Energy, Inc. (C)	11,300	7,118
CRH Medical Corp. (C)	5,500	16,840
Delphi Energy Corp. (C)	20,245	5,635
Denison Mines Corp. (A)(C)	33,028	15,241
Detour Gold Corp. (C)	6,771	57,185
DHX Media, Ltd. (A)	8,200	13,454
DIRTT Environmental Solutions (C)	3,000	13,427
Dorel Industries, Inc., Class B	2,900	37,471
DREAM Unlimited Corp., Class A (C)	4,500	22,546
Dundee Precious Metals, Inc. (C)	14,687	38,729
ECN Capital Corp.	25,400	64,188
Eldorado Gold Corp. (A)(C)	14,474	42,408
Element Fleet Management Corp. (A)	10,462	52,954
Endeavour Silver Corp. (A)(C)	10,900	23,473
Enerflex, Ltd.	6,400	74,914
Enerplus Corp.	11,735	91,288
Enghouse Systems, Ltd.	1,900	92,425

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Ensign Energy Services, Inc.	9,800	$34,385
Entertainment One, Ltd.	17,046	77,467
Equitable Group, Inc. (A)	996	43,132
Essential Energy Services, Ltd. (C)	7,268	1,597
Evertz Technologies, Ltd.	1,712	20,303
Exchange Income Corp. (A)	568	11,758
Exco Technologies, Ltd.	1,500	9,922
Extendicare, Inc. (A)	6,230	28,978
Fiera Capital Corp.	3,035	25,099
Firm Capital Mortgage Investment Corp. (A)	1,100	10,596
First Majestic Silver Corp. (A)(C)	10,281	60,397
First Mining Gold Corp. (A)(C)	39,000	6,999
First National Financial Corp.	700	14,080
FirstService Corp.	1,800	123,529
Fission Uranium Corp. (A)(C)	19,500	7,713
Fortuna Silver Mines, Inc. (C)	14,267	52,252
Freehold Royalties, Ltd. (A)	5,629	34,099
Gamehost, Inc.	100	683
Genworth MI Canada, Inc. (A)	2,488	73,262
Gibson Energy, Inc.	7,398	101,227
Glacier Media, Inc. (C)	6,100	2,681
Gluskin Sheff + Associates, Inc. (A)	2,500	19,100
GMP Capital, Inc. (A)	3,026	4,167
goeasy, Ltd. (A)	672	17,607
Golden Star Resources, Ltd. (C)	5,011	15,930
Gran Tierra Energy, Inc. (C)	34,066	74,360
Great Canadian Gaming Corp. (C)	5,900	206,880
Great Panther Silver, Ltd. (C)	14,100	10,018
Guardian Capital Group, Ltd., Class A	600	9,695
Guyana Goldfields, Inc. (A)(C)	11,400	13,361
Hanfeng Evergreen, Inc. (B)(C)	200	1
Heroux-Devtek, Inc. (C)	2,700	25,572
High Liner Foods, Inc. (A)	1,773	9,948
Home Capital Group, Inc. (A)(C)	5,679	59,902
Horizon North Logistics, Inc.	8,109	10,692
Hudbay Minerals, Inc.	18,257	86,390
Hudson's Bay Company (A)	6,300	33,641
IAMGOLD Corp. (C)	33,319	122,274
Imperial Metals Corp. (A)(C)	4,600	5,223
Innergex Renewable Energy, Inc.	7,800	71,647
Interfor Corp. (C)	3,520	37,180
International Petroleum Corp. (C)	5,324	16,964
International Tower Hill Mines, Ltd. (C)	2,300	1,196
Intertape Polymer Group, Inc. (A)	5,900	73,123
Ivanhoe Mines, Ltd., Class A (A)(C)	9,700	16,839
Jamieson Wellness, Inc. (A)	1,100	17,186
Just Energy Group, Inc. (A)	11,440	37,793
KAB Distribution, Inc. (B)(C)	7,076	0
K-Bro Linen, Inc. (A)	600	14,697
Kelt Exploration, Ltd. (C)	10,445	35,500
Kinaxis, Inc. (C)	1,068	51,554
Kingsway Financial Services, Inc. (C)	425	1,220
Knight Therapeutics, Inc. (C)	9,400	52,949
Labrador Iron Ore Royalty Corp. (A)	3,218	57,138
Largo Resources, Ltd. (A)(C)	7,800	16,169
Lassonde Industries, Inc., Class A	200	29,185
Laurentian Bank of Canada (A)	3,314	92,414
Leon's Furniture, Ltd.	1,883	20,731
Linamar Corp.	1,682	55,812
Lucara Diamond Corp.	25,184	27,302
Lundin Gold, Inc. (C)	2,800	10,234
Magellan Aerospace Corp.	900	9,875
Major Drilling Group International, Inc. (C)	6,800	22,912
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Mandalay Resources Corp. (C)	9,500	$522
Maple Leaf Foods, Inc.	2,921	58,476
Martinrea International, Inc.	5,993	47,674
Medical Facilities Corp. (A)	2,104	23,179
MEG Energy Corp. (C)	18,588	104,976
Morguard Corp.	400	51,570
Morneau Shepell, Inc.	3,098	56,822
Mountain Province Diamonds, Inc.	6,800	9,713
MTY Food Group, Inc.	1,942	86,261
Mullen Group, Ltd. (A)	7,082	63,340
Nevsun Resources, Ltd. (C)	32,430	142,291
New Gold, Inc. (C)	54,815	42,159
NFI Group, Inc. (A)	2,279	56,825
Norbord, Inc.	972	25,845
North American Construction Group, Ltd.	2,100	18,690
Northland Power, Inc.	6,859	109,025
NuVista Energy, Ltd. (C)	15,505	46,338
Obsidian Energy, Ltd. (C)	47,519	17,752
Osisko Gold Royalties, Ltd.	7,495	65,716
Painted Pony Energy, Ltd. (A)(C)	7,448	8,129
Pan American Silver Corp.	12,600	183,942
Paramount Resources, Ltd., Class A (A)(C)	8,573	45,088
Parex Resources, Inc. (C)	9,416	112,769
Parkland Fuel Corp. (A)	4,934	127,723
Pason Systems, Inc.	3,936	52,732
Pengrowth Energy Corp. (A)(C)	37,750	16,591
Peyto Exploration & Development Corp. (A)	3,894	20,194
PHX Energy Services Corp. (C)	1,500	2,593
Pizza Pizza Royalty Corp.	1,729	11,335
Polaris Infrastructure, Inc.	1,500	11,317
PolyMet Mining Corp. (A)(C)	11,854	9,638
Precision Drilling Corp. (C)	21,659	37,600
Premier Gold Mines, Ltd. (C)	4,127	4,867
Premium Brands Holdings Corp. (A)	1,400	76,768
Pretium Resources, Inc. (C)	6,500	55,087
Pulse Seismic, Inc. (C)	2,882	3,145
Quarterhill, Inc. (A)	9,800	9,547
Questerre Energy Corp., Class A (A)(C)	19,444	3,846
Recipe Unlimited Corp.	1,300	24,920
Reitmans Canada, Ltd., Class A	3,200	9,212
Richelieu Hardware, Ltd. (A)	3,200	53,185
Rocky Mountain Dealerships, Inc.	100	646
Rogers Sugar, Inc.	6,474	25,797
Roxgold, Inc. (A)(C)	19,200	11,392
Russel Metals, Inc.	4,789	74,824
Sabina Gold & Silver Corp. (C)	20,475	18,447
Sandstorm Gold, Ltd. (C)	16,231	75,139
Savaria Corp. (A)	2,300	22,003
Seabridge Gold, Inc. (A)(C)	1,222	16,130
Secure Energy Services, Inc.	12,954	66,516
SEMAFO, Inc. (C)	27,678	59,808
Seven Generations Energy, Ltd., Class A (C)	1,676	13,676
ShawCor, Ltd.	4,173	50,680
Sienna Senior Living, Inc. (A)	1,555	17,928
Sierra Wireless, Inc. (A)(C)	4,300	57,734
Sleep Country Canada Holdings, Inc. (D)	2,813	41,148
Sprott, Inc. (A)	13,300	25,037
SSR Mining, Inc. (C)	8,562	103,482
Stantec, Inc. (A)	4,122	90,308
Stella-Jones, Inc.	2,800	81,239
STEP Energy Services, Ltd. (A)(C)(D)	2,600	3,695
Storm Resources, Ltd. (C)	2,200	2,804
Stornoway Diamond Corp. (A)(C)	23,000	3,285

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Stuart Olson, Inc.	1,600	$5,837
SunOpta, Inc. (A)(C)	5,608	21,689
Superior Plus Corp.	9,057	64,219
Surge Energy, Inc. (A)	21,600	23,258
Tamarack Valley Energy, Ltd. (C)	11,685	20,200
Taseko Mines, Ltd. (C)	16,100	7,666
Teranga Gold Corp. (C)	6,581	19,427
Tervita Corp. (C)	616	2,834
TFI International, Inc.	5,885	152,169
The Descartes Systems Group, Inc. (C)	3,600	95,010
The Intertain Group, Ltd. (C)	1,200	9,476
The North West Company, Inc.	2,606	59,977
Timbercreek Financial Corp. (A)	6,000	38,456
TLC Vision Corp. (C)	3,400	0
TMAC Resources, Inc. (A)(C)	2,100	10,552
TMX Group, Ltd. (A)	1,873	97,039
TORC Oil & Gas, Ltd.	13,180	42,189
Torex Gold Resources, Inc. (C)	2,808	26,718
Total Energy Services, Inc.	3,132	22,414
TransAlta Corp.	24,882	101,883
TransAlta Renewables, Inc. (A)	6,998	53,157
Transcontinental, Inc., Class A	5,783	81,755
TransGlobe Energy Corp.	5,600	10,419
Trevali Mining Corp. (A)(C)	37,134	11,288
Trican Well Service, Ltd. (C)	26,009	22,671
Tricon Capital Group, Inc. (A)	8,268	58,685
Uni-Select, Inc. (A)	3,401	48,354
Valener, Inc. (A)	3,089	43,760
Vecima Networks, Inc.	479	2,860
Wajax Corp.	1,300	15,788
Wesdome Gold Mines, Ltd. (C)	8,000	25,960
Western Energy Services Corp. (C)	3,316	1,093
Western Forest Products, Inc.	25,850	35,787
Westshore Terminals Investment Corp.	2,989	45,058
Whitecap Resources, Inc.	15,868	50,561
Winpak, Ltd.	1,577	55,158
Yamana Gold, Inc.	56,434	132,693
Yangarra Resources, Ltd. (C)	7,331	14,069
Yellow Pages, Ltd. (C)	200	892
ZCL Composites, Inc.	3,500	16,126
Zenith Capital Corp. (B)(C)	1,700	274
		9,419,639
China - 0.1%
FIH Mobile, Ltd. (C)	195,000	20,453
Goodbaby International Holdings, Ltd.	71,000	22,301
Microport Scientific Corp. (A)	28,000	27,576
TK Group Holdings, Ltd.	26,000	14,084
		84,414
Denmark - 2.3%
ALK-Abello A/S (C)	491	72,604
Alm Brand A/S	6,541	50,129
Amagerbanken A/S (B)(C)	25,580	0
Ambu A/S, Class B	8,117	196,086
Bang & Olufsen A/S (C)	2,596	35,615
Bavarian Nordic A/S (C)	2,241	44,153
D/S Norden A/S (C)	2,246	31,916
Dfds A/S	2,262	91,291
FLSmidth & Company A/S	2,430	109,605
GN Store Nord A/S	8,454	316,763
H+H International A/S, Class B (A)(C)	1,146	16,763
IC Group A/S	807	4,527
ISS A/S	6,622	185,395
Jeudan A/S	76	11,051
Jyske Bank A/S	3,410	123,458
Lan & Spar Bank A/S	225	15,713
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Denmark (continued)
Matas A/S	2,910	$25,938
Nilfisk Holding A/S (C)	2,134	75,863
NKT A/S (A)(C)	2,134	29,187
NNIT A/S (D)	479	13,471
Per Aarsleff Holding A/S	1,380	42,206
Ringkjoebing Landbobank A/S	1,650	86,148
Rockwool International A/S, A Shares	81	18,636
Rockwool International A/S, B Shares	344	89,957
Royal Unibrew A/S	3,087	213,290
RTX A/S	752	18,723
Santa Fe Group A/S (C)	800	1,712
Scandinavian Tobacco Group A/S (D)	2,180	26,272
Schouw & Company A/S	1,093	81,649
SimCorp A/S	2,671	183,181
Solar A/S, B Shares	410	17,768
Spar Nord Bank A/S	7,501	60,220
Sydbank A/S	4,912	117,129
Topdanmark A/S	2,474	115,459
United International Enterprises	128	26,135
Vestjysk Bank A/S (C)	23,113	6,952
Zealand Pharma A/S (C)	1,273	16,155
		2,571,120
Finland - 2.7%
Aktia Bank OYJ	2,328	24,033
Alma Media OYJ	2,502	15,803
Amer Sports OYJ (C)	9,154	402,438
Apetit OYJ	696	7,180
Atria OYJ	1,021	7,681
BasWare OYJ (C)	538	24,287
Bittium OYJ	2,708	23,803
Cargotec OYJ, B Shares	2,007	61,590
Caverion OYJ (C)	6,387	37,331
Citycon OYJ	27,617	51,092
Cramo OYJ	2,993	51,191
Elisa OYJ	3,409	141,199
Ferratum OYJ	459	4,237
Finnair OYJ	4,081	33,161
Fiskars OYJ ABP	3,218	55,323
F-Secure OYJ	7,159	18,949
HKScan OYJ, A Shares	316	514
Huhtamaki OYJ	5,823	180,184
Ilkka-Yhtyma OYJ	1,535	6,145
Kemira OYJ	7,709	86,970
Kesko OYJ, A Shares	690	34,485
Kesko OYJ, B Shares	4,517	243,776
Konecranes OYJ	3,667	111,174
Lassila & Tikanoja OYJ	1,929	33,048
Lehto Group OYJ	1,159	5,645
Metsa Board OYJ	17,392	102,157
Metso OYJ	6,038	158,632
Nokian Renkaat OYJ	6,930	212,846
Olvi OYJ, A Shares	1,172	42,118
Oriola OYJ, B Shares	9,290	21,074
Orion OYJ, Class A	1,226	42,605
Orion OYJ, Class B	4,722	164,274
Outokumpu OYJ	19,116	69,680
Outotec OYJ (C)	11,167	39,136
Pihlajalinna OYJ	1,193	11,765
Ponsse OYJ	543	15,385
Poyry OYJ	2,864	34,153
Raisio OYJ, V Shares	8,267	22,218
Ramirent OYJ	4,765	29,755
Rapala VMC OYJ	2,298	8,006
Revenio Group OYJ	643	9,284
Sanoma OYJ	4,712	45,930

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Stockmann OYJ ABP, B Shares (C)	2,666	$5,838
Tieto OYJ	3,335	90,071
Tikkurila OYJ	2,646	36,416
Tokmanni Group Corp.	3,550	29,202
Uponor OYJ	3,834	37,871
Vaisala OYJ, A Shares	952	18,071
Valmet OYJ	6,258	128,896
YIT OYJ	10,171	59,548
		3,096,170
France - 3.8%
ABC arbitrage	1,818	12,668
Air France-KLM (C)	9,948	108,033
AKWEL	725	13,373
Albioma SA	1,912	41,428
Altamir	752	10,889
Alten SA	1,582	131,900
Altran Technologies SA (A)	13,470	108,260
APRIL SA	1,212	27,689
Assystem SA	1,078	33,406
Aubay	399	12,864
Axway Software SA	531	7,551
Bastide le Confort Medical (A)	256	7,595
Beneteau SA	2,042	26,855
Boiron SA	604	33,869
Bonduelle SCA	1,027	33,371
Burelle SA	15	13,654
Casino Guichard Perrachon SA (A)	2,995	124,722
Cegedim SA (C)	186	4,207
CGG SA (C)	29,813	39,340
Chargeurs SA	2,180	41,955
Cie des Alpes	874	24,723
Cie Plastic Omnium SA	2,780	64,163
Coface SA	7,024	63,837
Derichebourg SA	4,346	19,891
Devoteam SA	469	44,363
Electricite de Strasbourg SA	81	9,069
Elior Group SA (D)	4,735	70,851
Elis SA (A)	4,546	75,790
Eramet	720	49,686
Etablissements Maurel et Prom (C)	1,561	5,772
Europcar Mobility Group (D)	5,847	52,677
Eutelsat Communications SA	8,218	161,904
Exel Industries SA, A Shares	89	6,935
Fnac Darty SA (C)	1,390	90,903
Gaztransport Et Technigaz SA	1,087	83,591
GL Events	1,085	21,407
Groupe Crit	163	9,892
Groupe Open	410	9,306
Guerbet	508	30,591
Haulotte Group SA	962	9,724
ID Logistics Group (C)	176	23,191
Imerys SA	1,325	63,677
Ingenico Group SA	3,657	207,453
IPSOS	2,286	53,785
Jacquet Metal Service SA	1,278	22,708
Kaufman & Broad SA	1,086	41,544
Korian SA	3,163	112,573
Lagardere SCA	7,152	180,483
Latecoere SACA (A)(C)	5,397	17,156
Laurent-Perrier	110	11,979
Lectra	1,346	28,070
LISI	1,205	28,312
LNA Sante SA	511	25,494
Maisons du Monde SA (D)	1,925	36,858
Manitou BF SA	880	22,555
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Manutan International	105	$7,591
Mersen SA	1,171	31,452
Metropole Television SA	2,482	39,926
Neopost SA	2,721	74,278
Nexans SA	2,031	56,636
Nexity SA	2,360	106,552
Nicox (A)(C)	3,009	17,357
NRJ Group	782	6,649
Oeneo SA	1,331	13,305
Onxeo SA (A)(C)	4,617	4,622
Parrot SA (A)(C)	1,788	6,543
Pierre & Vacances SA (A)(C)	142	2,603
Plastivaloire	383	3,900
Rallye SA (A)	1,771	18,281
Recylex SA (A)(C)	1,058	6,775
Rexel SA	17,928	190,971
Robertet SA	73	43,973
Rothschild & Company	1,017	35,944
Rubis SCA	5,042	271,128
Savencia SA	372	23,776
Seche Environnement SA	335	10,210
Societe BIC SA	1,500	153,232
Societe pour l'Informatique Industrielle	438	10,373
SOITEC (C)	1,176	68,059
Solocal Group (A)(C)	36,459	21,031
Somfy SA	407	29,280
Sopra Steria Group	883	81,576
SPIE SA (A)	5,025	66,714
Stef SA	202	17,823
Synergie SA	557	15,590
Tarkett SA (A)	1,163	23,338
Technicolor SA (A)(C)	18,529	20,249
Television Francaise 1	2,504	20,308
Tessi SA (A)(C)	58	7,707
Thermador Groupe (A)	453	23,050
Trigano SA	463	42,768
Vallourec SA (A)(C)	19,754	36,801
Vetoquinol SA	56	3,257
Vicat SA	1,185	56,288
VIEL & Cie SA	6,040	29,064
Vilmorin & Cie SA	559	36,183
Virbac SA (C)	180	23,421
		4,373,126
Gabon - 0.0%
Total Gabon	20	2,865
Georgia - 0.1%
Bank of Georgia Group PLC	2,491	43,758
Georgia Capital PLC (C)	2,491	32,382
		76,140
Germany - 5.8%
Aareal Bank AG	4,192	129,437
ADLER Real Estate AG	1,638	24,511
ADO Properties SA (A)(D)	1,657	86,206
ADVA Optical Networking SE (C)	5,162	37,088
AIXTRON SE (C)	3,257	31,574
Allgeier SE	498	14,329
Amadeus Fire AG	346	32,360
Aurubis AG	2,413	119,570
Basler AG	54	7,686
Bauer AG	959	13,222
BayWa AG	1,025	24,239
Bechtle AG	1,842	143,483
Bertrandt AG	394	30,998
Bijou Brigitte AG	340	13,048

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Bilfinger SE	2,311	$67,482
Borussia Dortmund GmbH & Company KGaA	5,769	52,879
CANCOM SE	2,262	74,237
Carl Zeiss Meditec AG	1,671	130,391
CECONOMY AG	5,992	21,612
CENIT AG	446	6,806
CENTROTEC Sustainable AG	291	3,811
Cewe Stiftung & Company KGaA	503	35,795
comdirect bank AG	2,610	30,595
CompuGroup Medical SE	1,368	63,140
CropEnergies AG	1,544	7,992
CTS Eventim AG & Company KGaA	3,354	125,251
Delticom AG	491	4,060
Deutsche Beteiligungs AG	829	31,931
Deutsche EuroShop AG	2,434	70,826
Deutsche Pfandbriefbank AG (D)	7,661	76,603
Deutz AG	7,001	41,243
DIC Asset AG	4,984	51,942
DMG Mori AG	1,737	86,221
Dr. Hoenle AG	420	20,963
Draegerwerk AG & Company KGaA	82	3,881
Duerr AG	3,200	112,701
Eckert & Ziegler AG	402	28,561
Elmos Semiconductor AG	1,271	28,196
ElringKlinger AG	2,576	20,100
Evotec AG (C)	1,296	25,704
Fielmann AG	1,556	96,358
First Sensor AG	676	16,522
Freenet AG	8,192	159,367
FUCHS PETROLUB SE	634	25,463
GEA Group AG	4,206	108,286
Gerresheimer AG	1,930	126,822
Gerry Weber International AG (C)	2,449	6,354
Gesco AG	885	22,114
GFT Technologies SE	961	7,344
GRENKE AG	852	72,672
H&R GmbH & Company KGaA	1,324	9,272
Hamburger Hafen und Logistik AG	2,218	43,978
Heidelberger Druckmaschinen AG (C)	18,003	32,569
Hella GmbH & Company KGaA	1,541	61,717
Hornbach Baumarkt AG	249	4,861
HUGO BOSS AG	3,636	224,139
Indus Holding AG	1,395	62,442
Isra Vision AG	1,607	44,625
Jenoptik AG	3,695	96,345
K+S AG	12,004	217,078
Kloeckner & Company SE	5,538	38,229
Koenig & Bauer AG	912	38,263
Krones AG	1,001	77,138
KWS Saat SE	137	40,664
LANXESS AG	4,224	194,205
Leifheit AG	437	8,968
Leoni AG	2,398	83,845
Manz AG (C)	233	5,555
Medigene AG (C)	760	6,416
METRO AG	3,100	47,700
MLP SE	5,864	29,613
Nemetschek SE	1,243	136,745
Nexus AG	866	24,289
Nordex SE (C)	4,553	39,533
Norma Group SE	2,215	109,811
OHB SE	399	14,208
OSRAM Licht AG	3,407	148,268
Paragon GmbH & Co KGaA	209	4,197
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
PATRIZIA Immobilien AG	3,146	$60,113
Pfeiffer Vacuum Technology AG	467	58,281
PNE AG	4,544	12,653
ProSiebenSat.1 Media SE	4,953	88,132
PSI Software AG	815	14,594
QSC AG	6,549	9,522
Rational AG	76	43,187
Rheinmetall AG	2,634	233,580
RHOEN-KLINIKUM AG	2,480	62,730
RIB Software SE	2,173	29,624
Rocket Internet SE (C)(D)	4,038	93,283
SAF-Holland SA (A)	4,007	51,426
Salzgitter AG	2,631	76,781
Scout24 AG (D)	4,333	198,799
SGL Carbon SE (C)	1,013	7,065
SHW AG	14	318
Siltronic AG	1,001	83,286
Sixt SE	1,086	86,738
SMA Solar Technology AG	916	17,362
Software AG	3,302	119,286
STRATEC SE	407	23,374
Stroeer SE & Company KGaA	2,113	102,413
Suedzucker AG	5,201	67,405
SUESS MicroTec SE (C)	2,259	22,787
Surteco Group SE	496	12,685
TAG Immobilien AG	6,757	153,903
Takkt AG	2,476	38,767
Technotrans SE	530	14,958
Tele Columbus AG (C)(D)	1,029	3,395
TLG Immobilien AG	5,051	139,739
Tom Tailor Holding SE (C)	3,037	7,646
Traffic Systems SE	106	1,730
VERBIO Vereinigte BioEnergie AG	1,482	11,366
Vossloh AG	859	41,771
Wacker Neuson SE	2,553	48,228
Washtec AG	850	58,824
Wuestenrot & Wuerttembergische AG	1,566	28,805
XING SE	225	61,307
		6,602,512
Gibraltar - 0.0%
888 Holdings PLC	12,231	27,286
Greece - 0.0%
Alapis Holding Industrial & Commercial SA (B)(C)	3,303	155
TT Hellenic Postbank SA (B)(C)	12,594	0
		155
Guernsey, Channel Islands - 0.0%
Raven Property Group, Ltd. (C)	5,935	3,775
Hong Kong - 2.9%
3D-Gold Jewellery Holdings, Ltd. (B)(C)	90,000	0
Agritrade Resources, Ltd. (A)	130,000	22,384
Allied Group, Ltd.	6,000	34,043
Allied Properties HK, Ltd.	160,000	34,758
APAC Resources, Ltd.	10,264	1,561
APT Satellite Holdings, Ltd.	32,250	12,772
Asia Financial Holdings, Ltd.	26,000	14,472
Asia Satellite Telecommunications Holdings, Ltd.	2,500	1,683
Associated International Hotels, Ltd.	28,000	80,706
BOE Varitronix, Ltd.	18,000	5,240
Bonjour Holdings, Ltd. (C)	162,800	4,283
Bright Smart Securities & Commodities Group, Ltd. (A)	26,000	5,045
Brightoil Petroleum Holdings, Ltd. (B)(C)	117,000	14,568

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Brockman Mining, Ltd. (C)	740,840	$16,911
Burwill Holdings, Ltd. (C)	292,000	5,311
Cafe de Coral Holdings, Ltd.	18,000	43,590
Camsing International Holding, Ltd. (A)	16,000	18,234
Chen Hsong Holdings	10,000	3,236
Cheuk Nang Holdings, Ltd.	3,266	1,789
China Energy Development Holdings, Ltd. (C)	634,000	7,674
China Goldjoy Group, Ltd.	596,000	36,415
China Medical & HealthCare Group, Ltd. (A)(C)	470,000	11,938
China Shandong Hi-Speed Financial Group, Ltd. (C)	438,000	17,640
China Solar Energy Holdings, Ltd. (B)(C)	42,500	977
China Strategic Holdings, Ltd. (C)	885,000	5,761
Chinese Estates Holdings, Ltd.	22,000	23,861
Chong Hing Bank, Ltd.	10,000	16,867
Chow Sang Sang Holdings International, Ltd.	22,000	32,699
Chuang's Consortium International, Ltd.	30,948	6,121
CITIC Telecom International Holdings, Ltd.	112,000	39,304
CK Life Sciences International Holdings, Inc.	282,000	13,193
CP Lotus Corp. (C)	220,000	2,176
CSI Properties, Ltd.	245,066	9,687
CST Group, Ltd. (C)	2,210,240	6,505
Dah Sing Banking Group, Ltd.	29,600	52,255
Dah Sing Financial Holdings, Ltd.	10,920	53,989
Dickson Concepts International, Ltd.	29,000	14,176
Digital Domain Holdings, Ltd. (C)	530,000	6,967
EganaGoldpfeil Holdings, Ltd. (B)(C)	103,373	0
Emperor Capital Group, Ltd.	192,000	8,703
Emperor Entertainment Hotel, Ltd.	40,000	7,540
Emperor International Holdings, Ltd.	97,333	22,939
Enerchina Holdings, Ltd.	204,000	12,641
Esprit Holdings, Ltd. (A)(C)	117,900	23,548
Fairwood Holdings, Ltd.	3,500	11,723
Far East Consortium International, Ltd.	79,809	34,424
First Pacific Company, Ltd.	92,000	35,635
Freeman FinTech Corp., Ltd. (C)	32,000	1,514
Future Bright Holdings, Ltd. (A)	6,000	580
Get Nice Holdings, Ltd.	591,000	18,893
Giordano International, Ltd.	82,000	38,684
Global Brands Group Holding, Ltd. (A)(C)	304,000	13,772
Glorious Sun Enterprises, Ltd.	96,000	10,695
Gold-Finance Holdings, Ltd. (A)(C)	62,000	3,370
Great Eagle Holdings, Ltd.	7,000	29,997
G-Resources Group, Ltd. (C)	2,014,800	12,627
Guotai Junan International Holdings, Ltd. (A)	207,000	33,284
Haitong International Securities Group, Ltd.	114,070	35,772
Hang Lung Group, Ltd.	8,000	20,397
Hanison Construction Holdings, Ltd.	27,441	4,907
Harbour Centre Development, Ltd.	38,000	68,870
HKBN, Ltd.	49,000	74,286
HKR International, Ltd.	51,920	24,457
Hong Kong Ferry Holdings Company, Ltd.	29,000	29,874
Hong Kong International Construction Investment Management Group Company, Ltd.	36,000	11,058
Hongkong Chinese, Ltd.	66,000	7,554
Hopewell Holdings, Ltd.	29,500	129,725
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hsin Chong Group Holdings, Ltd. (A)(B)(C)	170,000	$7,598
Hutchison Telecommunications Hong Kong Holdings, Ltd.	136,000	50,820
Imagi International Holdings, Ltd. (C)	3,984	804
IT, Ltd.	44,601	23,455
Johnson Electric Holdings, Ltd.	20,500	41,814
Kerry Logistics Network, Ltd.	36,000	53,490
Kingston Financial Group, Ltd.	38,000	9,040
Kowloon Development Company, Ltd. (A)	22,000	23,148
Lai Sun Development Company, Ltd.	15,320	25,037
Landing International Development, Ltd. (C)	75,600	23,786
Li & Fung, Ltd.	260,000	41,024
Lifestyle International Holdings, Ltd. (A)	37,500	56,848
Lippo China Resources, Ltd.	36,000	787
Liu Chong Hing Investment, Ltd.	16,000	24,828
Luk Fook Holdings International, Ltd. (A)	21,000	59,928
Man Wah Holdings, Ltd.	89,600	35,960
Mandarin Oriental International, Ltd.	8,000	16,313
Mason Group Holdings, Ltd. (C)	1,548,800	25,434
Melco International Development, Ltd. (A)	33,000	66,917
Midland Holdings, Ltd.	48,000	9,210
Miramar Hotel & Investment	15,000	29,187
Nameson Holdings, Ltd.	62,000	5,155
New Times Energy Corp., Ltd. (C)	59,175	785
NewOcean Energy Holdings, Ltd. (C)	66,000	21,561
OP Financial, Ltd. (A)	32,000	11,968
Pacific Andes International Holdings, Ltd. (B)(C)	328,006	0
Pacific Basin Shipping, Ltd.	294,000	56,010
Pacific Textiles Holdings, Ltd.	51,000	45,324
Paliburg Holdings, Ltd.	46,000	17,943
Paradise Entertainment, Ltd. (C)	52,000	5,913
Peace Mark Holdings, Ltd. (B)(C)	164,000	0
Pico Far East Holdings, Ltd.	60,000	21,718
Playmates Holdings, Ltd.	78,000	10,160
Playmates Toys, Ltd.	8,000	757
Polytec Asset Holdings, Ltd. (A)	152,200	13,155
PYI Corp., Ltd. (C)	372,000	5,442
Realord Group Holdings, Ltd. (C)	36,000	23,125
Regal Hotels International Holdings, Ltd.	36,000	24,082
Regina Miracle International Holdings, Ltd. (D)	17,000	13,179
Sa Sa International Holdings, Ltd. (A)	61,568	23,255
SEA Holdings, Ltd. (A)	19,268	21,552
Shenwan Hongyuan HK, Ltd.	20,000	4,228
Shun Tak Holdings, Ltd.	130,250	40,918
Singamas Container Holdings, Ltd.	114,000	15,207
SITC International Holdings Company, Ltd.	64,000	60,325
Sitoy Group Holdings, Ltd.	14,000	3,242
SmarTone Telecommunications Holdings, Ltd.	31,500	34,931
SOCAM Development, Ltd. (C)	3,892	940
Solartech International Holdings, Ltd. (A)(C)	220,000	2,252
South China Holdings Company, Ltd. (C)	640,000	15,711
Stella International Holdings, Ltd.	34,500	40,719
Summit Ascent Holdings, Ltd. (A)(C)	90,000	11,355
Sun Hung Kai & Company, Ltd.	45,000	21,263
SUNeVision Holdings, Ltd.	18,000	10,681
TAI Cheung Holdings, Ltd.	46,000	44,789
Tao Heung Holdings, Ltd.	14,000	2,341
Television Broadcasts, Ltd.	19,100	36,167

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Texwinca Holdings, Ltd. (A)	60,000	$19,666
The Cross-Harbour Holdings, Ltd.	19,716	29,301
The Hongkong & Shanghai Hotels, Ltd.	45,500	64,476
The United Laboratories International Holdings, Ltd. (A)	42,000	22,245
TOM Group, Ltd. (C)	52,000	12,734
Town Health International Medical Group, Ltd. (A)(B)(C)	264,000	23,263
Tradelink Electronic Commerce, Ltd.	50,000	7,409
Transport International Holdings, Ltd.	19,200	52,993
Trinity, Ltd. (C)	74,000	3,208
Upbest Group, Ltd.	164,000	21,395
Value Partners Group, Ltd.	51,000	35,412
Victory City International Holdings, Ltd.	113,060	1,485
Vitasoy International Holdings, Ltd.	30,000	114,200
VSTECS Holdings, Ltd.	45,200	21,906
VTech Holdings, Ltd.	6,900	57,231
Wai Kee Holdings, Ltd.	46,000	23,150
We Solutions, Ltd. (C)	56,000	3,560
Wing On Company International, Ltd.	4,000	12,875
Wing Tai Properties, Ltd.	86,000	59,190
YT Realty Group, Ltd.	9,152	2,919
Yugang International, Ltd.	312,000	6,453
Yunfeng Financial Group, Ltd. (C)	20,000	11,829
		3,304,741
Ireland - 0.6%
C&C Group PLC	19,897	62,225
FBD Holdings PLC	1,676	15,845
Glanbia PLC	5,573	104,656
Grafton Group PLC	12,401	101,649
Greencore Group PLC	76,099	172,783
Hostelworld Group PLC (D)	3,022	7,778
IFG Group PLC (C)	7,017	11,591
Irish Continental Group PLC	6,583	32,056
Kingspan Group PLC	1,070	45,868
Smurfit Kappa Group PLC	1,429	38,022
Tarsus Group PLC	662	2,271
UDG Healthcare PLC	4,149	31,587
		626,331
Isle of Man - 0.1%
Hansard Global PLC	6,816	4,018
Playtech PLC	12,183	59,801
Strix Group PLC	6,042	10,883
		74,702
Israel - 0.9%
ADO Group, Ltd. (C)	940	17,865
Africa Israel Properties, Ltd. (C)	558	12,507
Airport City, Ltd. (C)	5,177	63,636
Alony Hetz Properties & Investments, Ltd.	3,587	33,529
Alrov Properties and Lodgings, Ltd.	399	12,083
Amot Investments, Ltd.	4,144	20,088
AudioCodes, Ltd.	1,955	19,334
Bayside Land Corp.	50	21,295
Big Shopping Centers, Ltd.	168	9,416
Blue Square Real Estate, Ltd.	215	6,758
Cellcom Israel, Ltd. (C)	1,966	11,614
Cellcom Israel, Ltd. (New York Stock Exchange) (C)	825	4,851
Clal Biotechnology Industries, Ltd. (A)(C)	3,950	2,882
Clal Insurance Enterprises Holdings, Ltd. (C)	1,200	16,883
Compugen, Ltd. (C)	1,251	2,838
Delek Automotive Systems, Ltd.	1,858	7,317
Delek Group, Ltd.	93	13,360
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Delta Galil Industries, Ltd.	618	$15,273
El Al Israel Airlines (C)	24,289	7,684
Electra, Ltd.	139	33,299
First International Bank of Israel, Ltd.	1,222	25,656
Formula Systems 1985, Ltd.	549	20,418
Gilat Satellite Networks, Ltd. (C)	215	1,993
Hadera Paper, Ltd.	244	17,179
Harel Insurance Investments & Financial Services, Ltd.	7,935	52,079
Hilan, Ltd.	485	11,390
IDI Insurance Company, Ltd.	440	22,529
Industrial Buildings Corp., Ltd. (C)	8,157	11,341
Inrom Construction Industries, Ltd.	2,183	6,361
Israel Discount Bank, Ltd., Class A	1	2
Jerusalem Oil Exploration (C)	540	30,454
Kamada, Ltd. (C)	1,616	8,085
Matrix IT, Ltd.	2,095	23,162
Maytronics, Ltd.	1,808	10,335
Melisron, Ltd.	701	29,259
Menora Mivtachim Holdings, Ltd.	1,766	18,761
Migdal Insurance & Financial Holding, Ltd.	13,577	11,552
Mivtach Shamir Holdings, Ltd.	397	6,017
Naphtha Israel Petroleum Corp., Ltd. (C)	2,030	12,989
Nova Measuring Instruments, Ltd. (C)	1,872	42,304
Oil Refineries, Ltd.	58,895	28,124
Partner Communications Company, Ltd. (C)	9,878	48,341
Paz Oil Company, Ltd.	378	57,011
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	449	23,110
Scope Metals Group, Ltd.	377	9,280
Shapir Engineering and Industry, Ltd.	7,076	21,776
Shikun & Binui, Ltd. (C)	10,724	18,210
Shufersal, Ltd.	7,353	48,336
Summit Real Estate Holdings, Ltd.	2,363	19,463
The Phoenix Holdings, Ltd.	2,821	14,320
		982,349
Italy - 3.9%
A2A SpA	88,577	159,747
ACEA SpA	4,062	55,850
Amplifon SpA	6,559	105,901
Anima Holding SpA (D)	6,505	24,127
Ansaldo STS SpA (C)	2,917	42,459
Aquafil SpA	969	9,969
Arnoldo Mondadori Editore SpA (C)	12,613	24,737
Ascopiave SpA	7,647	27,278
Autogrill SpA	6,422	54,181
Avio SpA	877	11,199
Azimut Holding SpA	7,368	80,691
Banca Farmafactoring SpA (D)	4,494	23,382
Banca Generali SpA	2,758	57,337
Banca IFIS SpA	1,607	28,496
Banca Mediolanum SpA	11,541	67,293
Banca Popolare di Sondrio SCPA	28,436	85,737
Banca Profilo SpA	24,032	4,897
Banco BPM SpA (A)(C)	75,038	168,816
Biesse SpA	835	16,448
BPER Banca	36,058	138,880
Brembo SpA	9,683	98,823
Brunello Cucinelli SpA	1,738	59,969
Buzzi Unicem SpA (A)	4,611	79,532
Cairo Communication SpA	4,712	18,530
Cementir Holding SpA	4,165	24,578
Cerved Group SpA	12,425	102,173

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
CIR-Compagnie Industriali Riunite SpA	30,338	$32,400
Credito Emiliano SpA	6,238	35,945
Credito Valtellinese SpA (C)	504,336	42,403
Danieli & C Officine Meccaniche SpA	788	13,785
Datalogic SpA	1,877	43,971
De' Longhi SpA	2,796	70,831
DeA Capital SpA (C)	4,665	6,673
DiaSorin SpA	1,678	136,223
Enav SpA (D)	13,939	67,843
ERG SpA	4,588	86,841
Esprinet SpA	3,554	14,427
Eurotech SpA (C)	1,562	5,818
Falck Renewables SpA	9,073	24,390
Fila SpA (A)	1,306	20,201
Fincantieri SpA	36,827	38,989
FinecoBank Banca Fineco SpA	6,501	65,409
GEDI Gruppo Editoriale SpA (C)	18,304	7,283
Geox SpA	8,390	11,284
Gruppo MutuiOnline SpA	2,096	38,116
Hera SpA	55,199	168,400
IMA Industria Macchine Automatiche SpA	816	50,941
IMMSI SpA (C)	6,756	3,123
Infrastrutture Wireless Italiane SpA (D)	3,185	21,802
Interpump Group SpA	4,776	142,481
Iren SpA	39,911	95,850
Italgas SpA	24,970	143,191
Italmobiliare SpA	1,654	34,880
Juventus Football Club SpA (A)(C)	23,150	28,290
La Doria SpA	1,205	10,948
Leonardo SpA	7,918	69,759
Maire Tecnimont SpA	10,323	38,064
MARR SpA	2,608	61,491
Mediaset SpA (A)(C)	25,890	81,533
OVS SpA (A)(C)(D)	9,134	11,472
Parmalat SpA	8,933	29,136
Piaggio & C SpA	11,658	24,469
Prima Industrie SpA (A)	178	3,512
RAI Way SpA (D)	5,678	28,102
Reno de Medici SpA	15,969	11,387
Reply SpA	1,504	76,064
Retelit SpA	7,126	11,161
SAES Getters SpA	536	11,149
Safilo Group SpA (A)(C)	2,378	1,909
Saipem SpA (C)	36,733	137,653
Salini Impregilo SpA (A)	14,544	23,637
Salvatore Ferragamo SpA	2,121	42,934
Saras SpA	33,152	64,322
Sesa SpA	320	8,520
Societa Cattolica di Assicurazioni SC	11,261	91,611
Societa Iniziative Autostradali e Servizi SpA	5,263	72,876
Sogefi SpA (C)	3,551	5,823
SOL SpA	2,802	34,935
Tamburi Investment Partners SpA	6,793	44,788
Technogym SpA (D)	4,738	50,833
Tod's SpA (A)	590	27,932
TREVI - Finanziaria Industriale SpA (A)(C)	9,838	3,395
Unione di Banche Italiane SpA	63,162	183,338
Unipol Gruppo SpA	23,441	94,532
UnipolSai Assicurazioni SpA	39,047	88,407
Zignago Vetro SpA	1,669	16,278
		4,484,790
Japan - 23.5%
Access Company, Ltd. (A)(C)	2,300	16,553
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Achilles Corp.	1,000	$16,808
Adastria Company, Ltd.	1,820	30,661
ADEKA Corp.	5,700	82,402
Advan Company, Ltd.	1,000	8,360
Aeon Delight Company, Ltd.	400	13,346
Aeon Fantasy Company, Ltd.	400	9,849
Aeria, Inc.	700	3,016
Ai Holdings Corp.	1,900	33,539
Aichi Corp.	3,200	16,989
Aichi Steel Corp.	700	21,880
Aida Engineering, Ltd.	4,500	29,470
Aiful Corp. (C)	15,500	36,632
Aiphone Company, Ltd.	1,300	19,840
Airport Facilities Company, Ltd.	1,200	5,655
Aisan Industry Company, Ltd.	2,500	16,795
Aizawa Securities Company, Ltd.	2,400	14,503
Akatsuki, Inc.	400	18,366
Akebono Brake Industry Company, Ltd. (A)(C)	9,400	15,593
Albis Company, Ltd.	500	10,955
Alconix Corp. (A)	1,600	15,814
Alpen Company, Ltd. (A)	1,100	16,840
Alpha Systems, Inc.	840	19,137
Alps Alpine Company, Ltd.	2,244	43,512
Altech Corp.	1,000	15,206
Amano Corp.	3,300	63,668
Amuse, Inc.	800	17,048
Anest Iwata Corp.	1,800	16,179
Anicom Holdings, Inc. (A)	1,300	43,042
AOI TYO Holdings, Inc.	1,200	8,660
AOKI Holdings, Inc.	3,100	36,311
Aoyama Trading Company, Ltd.	2,500	59,961
Arakawa Chemical Industries, Ltd.	1,400	16,666
Arata Corp.	700	27,821
Arcland Sakamoto Company, Ltd.	2,400	29,497
Arcland Service Holdings Company, Ltd.	1,000	19,580
Arcs Company, Ltd.	2,625	58,455
Arealink Company, Ltd.	500	5,334
Argo Graphics, Inc.	500	17,477
Arisawa Manufacturing Company, Ltd.	2,900	19,438
Arrk Corp. (C)	4,200	2,904
As One Corp.	400	27,379
Asahi Company, Ltd.	800	10,007
Asahi Diamond Industrial Company, Ltd.	3,900	21,626
Asahi Holdings, Inc.	1,800	36,830
ASAHI YUKIZAI CORP.	1,200	15,854
Asanuma Corp.	700	17,401
ASKA Pharmaceutical Company, Ltd.	1,600	16,080
ASKUL Corp. (A)	1,000	21,323
Ateam, Inc.	800	10,533
Atom Corp.	3,000	25,850
Atsugi Company, Ltd.	1,200	10,491
Autobacs Seven Company, Ltd.	4,300	71,269
Avex, Inc.	2,500	31,664
Axell Corp.	100	414
Axial Retailing, Inc.	800	26,570
Bando Chemical Industries, Ltd.	2,500	23,628
Bank of the Ryukyus, Ltd.	3,000	30,971
BayCurrent Consulting, Inc.	900	18,772
Belc Company, Ltd.	500	23,453
Bell System24 Holdings, Inc.	2,400	28,169
Belluna Company, Ltd.	2,100	19,137
BML, Inc.	1,800	46,233
Bourbon Corp.	500	8,599
BrainPad, Inc. (C)	500	24,361

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Broadleaf Company, Ltd. (A)	4,500	$21,777
BRONCO BILLY Company, Ltd.	600	14,844
Bunka Shutter Company, Ltd.	5,000	32,491
C Uyemura & Company, Ltd.	400	22,492
CAC Holdings Corp.	1,500	12,732
Can Do Company, Ltd.	900	13,136
Canon Electronics, Inc.	1,700	29,597
Carlit Holdings Company, Ltd.	2,100	13,718
Cawachi, Ltd.	900	14,826
Central Automotive Products, Ltd.	1,200	15,831
Central Glass Company, Ltd.	2,800	55,180
Central Security Patrols Company, Ltd. (A)	300	13,426
Central Sports Company, Ltd.	600	19,127
Chilled & Frozen Logistics Holdings Company, Ltd.	1,600	17,617
Chino Corp.	400	4,440
Chiyoda Company, Ltd.	800	12,849
Chiyoda Corp. (A)	6,500	18,264
Chiyoda Integre Company, Ltd.	800	14,335
Chofu Seisakusho Company, Ltd. (A)	1,700	32,393
Chori Company, Ltd.	1,200	18,169
Chubu Shiryo Company, Ltd.	2,000	22,364
Chudenko Corp.	1,900	40,451
Chuetsu Pulp & Paper Company, Ltd.	500	6,265
Chugai Mining Company, Ltd. (C)	25,400	3,509
Chugai Ro Company, Ltd.	500	9,381
Chugoku Marine Paints, Ltd.	4,000	33,037
CI Takiron Corp.	3,000	15,892
Ci:z Holdings Company, Ltd.	1,200	64,175
Citizen Watch Company, Ltd.	13,100	64,515
CKD Corp.	3,300	27,920
Clarion Company, Ltd.	1,600	36,272
Cleanup Corp.	2,100	12,294
CMIC Holdings Company, Ltd.	1,200	18,819
CMK Corp.	3,700	20,643
cocokara fine, Inc.	1,140	55,529
COLOPL, Inc.	4,600	31,548
Colowide Company, Ltd.	2,700	56,275
Computer Engineering & Consulting, Ltd.	1,800	29,905
Comture Corp.	500	10,791
CONEXIO Corp.	1,300	16,286
COOKPAD, Inc.	1,800	4,881
Corona Corp.	300	2,906
Cosel Company, Ltd.	1,200	10,138
Cosmo Energy Holdings Company, Ltd.	2,000	40,605
Create Restaurants Holdings, Inc.	2,500	26,712
Create SD Holdings Company, Ltd.	900	21,585
CTS Company, Ltd.	1,900	11,094
Dai Nippon Toryo Company, Ltd.	1,200	10,633
Daibiru Corp.	3,400	33,605
Dai-Dan Company, Ltd.	1,000	21,518
Daido Metal Company, Ltd.	1,900	13,451
Daido Steel Company, Ltd.	1,400	54,936
Daidoh, Ltd.	2,000	5,560
Daihen Corp.	1,400	28,090
Daiho Corp.	1,200	38,599
Daiichi Jitsugyo Company, Ltd.	400	12,780
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	1,800	13,209
Dai-ichi Seiko Company, Ltd.	500	5,166
Daiken Corp.	1,000	18,078
Daiken Medical Company, Ltd.	400	2,226
Daiki Aluminium Industry Company, Ltd. (A)	3,000	15,408
Daikoku Denki Company, Ltd.	800	10,917
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Daikokutenbussan Company, Ltd.	300	$11,187
Daikyonishikawa Corp.	1,900	18,582
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	1,000	24,658
Daio Paper Corp. (A)	3,600	41,471
Daiseki Company, Ltd.	1,800	37,173
Daishi Hokuetsu Financial Group, Inc.	2,700	74,887
Daito Pharmaceutical Company, Ltd.	700	19,028
Daiwa Industries, Ltd.	2,000	20,328
Daiwabo Holdings Company, Ltd.	1,200	55,541
DCM Holdings Company, Ltd.	6,500	68,026
Denki Kogyo Company, Ltd.	1,000	21,664
Denyo Company, Ltd.	900	11,006
Descente, Ltd.	1,400	22,941
Dexerials Corp.	3,500	25,654
Digital Arts, Inc.	700	38,872
Digital Hearts Holdings Company, Ltd.	900	11,453
Dip Corp.	1,900	31,032
DKS Company, Ltd.	400	9,978
DMG Mori Company, Ltd. (A)	2,600	29,202
Doshisha Company, Ltd.	1,700	27,266
Doutor Nichires Holdings Company, Ltd.	2,300	42,000
Dowa Holdings Company, Ltd.	1,000	29,931
DTS Corp.	900	28,759
Duskin Company, Ltd.	2,100	45,923
DyDo Group Holdings, Inc.	700	36,604
Eagle Industry Company, Ltd.	2,200	25,480
EDION Corp.	5,000	49,222
eGuarantee, Inc.	2,400	21,408
E-Guardian, Inc.	900	16,791
Eiken Chemical Company, Ltd.	1,800	39,377
Eizo Corp.	1,100	40,611
Elecom Company, Ltd.	800	20,279
Elematec Corp.	700	12,305
Enigmo, Inc. (C)	1,200	22,671
Enplas Corp.	1,100	27,292
EPS Holdings, Inc.	1,800	27,413
eRex Company, Ltd.	1,900	9,675
ES-Con Japan, Ltd. (A)	3,800	22,299
ESPEC Corp.	1,600	27,244
Excel Company, Ltd.	900	16,272
Exedy Corp.	1,900	46,411
F@N Communications, Inc.	2,000	9,753
FCC Company, Ltd.	2,200	51,678
Feed One Company, Ltd.	15,040	24,311
Ferrotec Holdings Corp.	2,600	18,591
FIDEA Holdings Company, Ltd.	21,400	26,052
Fields Corp. (A)	1,500	10,444
Financial Products Group Company, Ltd.	2,800	28,596
Fixstars Corp. (A)	2,000	17,840
Foster Electric Company, Ltd.	2,100	24,214
France Bed Holdings Company, Ltd.	2,200	18,063
Fronteo, Inc.	2,600	15,747
Fudo Tetra Corp.	1,080	16,682
Fuji Company, Ltd.	1,400	23,796
Fuji Corp.	2,900	33,921
Fuji Corp., Ltd.	1,300	9,659
Fuji Kyuko Company, Ltd.	900	26,490
Fuji Oil Company, Ltd.	4,400	11,786
Fuji Pharma Company, Ltd.	1,400	22,544
Fuji Seal International, Inc.	1,600	56,396
Fuji Soft, Inc.	1,800	68,169
Fujibo Holdings, Inc.	700	15,788
Fujicco Company, Ltd.	1,500	32,580
Fujikura Kasei Company, Ltd.	2,000	10,881

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Fujikura, Ltd.	15,600	$61,840
Fujimi, Inc.	500	9,568
Fujimori Kogyo Company, Ltd.	1,100	29,479
Fujio Food System Company, Ltd.	800	13,591
Fujisash Company, Ltd. (A)	4,900	3,394
Fujita Kanko, Inc. (A)	300	7,607
Fujitec Company, Ltd.	4,000	42,932
Fujitsu Frontech, Ltd.	600	5,814
Fujitsu General, Ltd.	3,000	38,562
Fujiya Company, Ltd.	500	10,432
Fukuda Corp.	200	7,379
Fukui Computer Holdings, Inc.	700	8,793
Fukushima Industries Corp.	500	16,204
Fukuyama Transporting Company, Ltd.	1,400	53,948
FULLCAST Holdings Company, Ltd.	1,000	16,312
Funai Electric Company, Ltd. (C)	700	3,354
Funai Soken Holdings, Inc.	1,800	26,867
Furukawa Company, Ltd.	1,900	21,670
Furukawa Electric Company, Ltd.	1,400	34,940
Furuno Electric Company, Ltd.	2,400	25,255
Fuso Chemical Company, Ltd.	1,000	18,080
Fuso Pharmaceutical Industries, Ltd.	500	11,750
Futaba Corp.	3,000	43,205
Futaba Industrial Company, Ltd.	3,400	16,997
Fuyo General Lease Company, Ltd.	1,400	71,298
Gakken Holdings Company, Ltd.	400	15,495
Gecoss Corp.	400	3,731
Genki Sushi Company, Ltd.	500	20,215
Genky DrugStores Company, Ltd. (A)	700	18,865
Geo Holdings Corp.	2,700	40,993
Giken, Ltd. (A)	1,200	37,725
GLOBERIDE, Inc.	1,000	23,283
Glory, Ltd.	2,500	56,220
GMO internet, Inc. (A)	3,100	41,363
Godo Steel, Ltd.	1,000	14,603
Goldcrest Company, Ltd.	990	14,321
Gree, Inc.	6,100	24,107
GS Yuasa Corp.	2,600	53,025
G-Tekt Corp.	1,200	15,995
Gun-Ei Chemical Industry Company, Ltd.	400	9,310
Gunosy, Inc. (C)	900	22,836
Gunze, Ltd.	1,300	49,051
Gurunavi, Inc.	1,400	8,650
H2O Retailing Corp.	3,400	48,240
Hagihara Industries, Inc.	800	11,001
Hagiwara Electric Holdings Company, Ltd.	500	12,642
Hakuto Company, Ltd.	1,300	13,349
Halows Company, Ltd.	600	12,517
Hamakyorex Company, Ltd.	1,000	34,417
Hanwa Company, Ltd.	2,400	61,657
Happinet Corp.	1,000	12,791
Harima Chemicals Group, Inc.	2,000	16,778
Hazama Ando Corp.	10,090	66,620
Heiwa Real Estate Company, Ltd.	2,800	44,465
Heiwado Company, Ltd.	2,000	45,645
Hibiya Engineering, Ltd.	1,500	25,246
Hiday Hidaka Corp.	1,302	25,854
HI-LEX CORP.	600	11,899
Hinokiya Group Company, Ltd.	300	5,772
Hioki EE Corp.	500	16,306
Hiramatsu, Inc. (A)	300	910
Hirano Tecseed Company, Ltd. (A)	1,100	13,350
Hirata Corp. (A)	400	17,795
Hisaka Works, Ltd.	2,000	14,905
Hitachi Zosen Corp.	11,700	35,464
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hochiki Corp.	600	$6,283
Hodogaya Chemical Company, Ltd.	700	12,785
Hogy Medical Company, Ltd.	1,500	43,107
Hokkaido Electric Power Company, Inc.	11,100	76,694
Hokkaido Gas Company, Ltd.	600	8,326
Hokkan Holdings, Ltd.	1,000	15,872
Hokuetsu Corp.	7,900	35,874
Hokuetsu Industries Company, Ltd.	2,000	19,026
Hokuhoku Financial Group, Inc.	4,500	50,473
Hokuriku Electric Power Company	6,400	55,773
Hokuto Corp.	1,600	28,027
H-One Company, Ltd.	1,000	8,936
Honeys Holdings Company, Ltd.	1,350	9,543
Hoosiers Holdings	5,000	28,527
Horiba, Ltd.	300	12,227
Hosiden Corp.	4,400	28,802
Hosokawa Micron Corp.	600	22,737
Ibiden Company, Ltd.	6,600	92,750
IBJ Leasing Company, Ltd.	1,900	41,791
Ichibanya Company, Ltd.	1,100	41,398
Ichigo, Inc.	4,400	12,749
Ichikoh Industries, Ltd.	2,300	11,561
Ichinen Holdings Company, Ltd.	1,900	19,889
Ichiyoshi Securities Company, Ltd.	2,800	20,530
Icom, Inc.	500	9,046
Idec Corp.	1,600	27,273
IDOM, Inc. (A)	3,900	12,919
Iino Kaiun Kaisha, Ltd.	7,300	26,483
IJT Technology Holdings Company, Ltd.	1,200	6,622
Ikegami Tsushinki Company, Ltd.	400	4,160
Imasen Electric Industrial	1,700	15,052
Imuraya Group Company, Ltd.	300	6,612
Inaba Denki Sangyo Company, Ltd.	1,600	59,788
Inaba Seisakusho Company, Ltd.	200	2,271
Inabata & Company, Ltd.	3,000	38,157
Inageya Company, Ltd.	1,500	19,309
Ines Corp.	1,900	19,680
Infocom Corp.	500	18,158
Infomart Corp.	5,100	46,558
Information Services International-Dentsu, Ltd.	400	10,046
Intage Holdings, Inc.	3,100	25,227
Internet Initiative Japan, Inc.	1,300	29,474
Inui Global Logistics Company, Ltd.	875	6,300
Iriso Electronics Company, Ltd.	1,000	36,933
Iseki & Company, Ltd.	1,200	17,205
Ishihara Sangyo Kaisha, Ltd. (C)	2,100	20,526
Istyle, Inc. (A)	2,200	16,381
Itfor, Inc.	1,000	6,211
Itochu Enex Company, Ltd.	3,800	33,228
Itochu-Shokuhin Company, Ltd.	600	25,964
Itoki Corp.	2,100	11,387
IwaiCosmo Holdings, Inc.	900	9,678
Iwatani Corp. (A)	2,200	73,385
J Trust Company, Ltd. (A)	4,900	18,092
JAC Recruitment Company, Ltd.	1,200	20,411
Jaccs Company, Ltd.	1,600	25,876
Jafco Company, Ltd.	1,400	44,350
Jalux, Inc.	500	11,606
Jamco Corp.	500	11,569
Janome Sewing Machine Company, Ltd.	1,200	5,033
Japan Asset Marketing Company, Ltd. (C)	14,200	12,661
Japan Aviation Electronics Industry, Ltd.	3,000	34,524
Japan Best Rescue System Company, Ltd.	1,800	20,661
Japan Cash Machine Company, Ltd.	700	6,039

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Japan Display, Inc. (A)(C)	25,200	$16,504
Japan Elevator Service Holdings Company, Ltd.	1,800	26,831
Japan Investment Adviser Company, Ltd.	1,000	28,124
Japan Lifeline Company, Ltd.	2,600	33,513
Japan Material Company, Ltd.	2,100	20,410
Japan Meat Company, Ltd.	600	9,246
Japan Petroleum Exploration Company, Ltd.	2,000	35,455
Japan Property Management Center Company, Ltd.	800	6,200
Japan Pulp & Paper Company, Ltd.	600	22,925
Japan Securities Finance Company, Ltd.	8,000	40,124
Japan Transcity Corp.	5,000	19,863
Jastec Company, Ltd.	400	3,224
JBCC Holdings, Inc.	1,900	27,449
JCR Pharmaceuticals Company, Ltd.	200	8,427
JCU Corp.	1,800	22,833
Jeol, Ltd.	2,000	30,002
Jimoto Holdings, Inc.	9,800	11,210
JINS, Inc.	800	42,213
JMS Company, Ltd.	500	2,538
J-Oil Mills, Inc.	600	20,875
Joshin Denki Company, Ltd.	1,100	24,035
Joyful Honda Company, Ltd.	400	5,007
JSP Corp.	800	15,651
Juki Corp.	1,400	14,126
Justsystems Corp.	1,500	28,771
JVC Kenwood Corp.	9,070	19,571
K&O Energy Group, Inc.	800	10,896
kabu.com Securities Company, Ltd.	11,400	39,133
Kadokawa Dwango Corp.	3,636	38,104
Kaga Electronics Company, Ltd.	1,100	19,642
Kakiyasu Honten Company, Ltd.	900	18,930
Kameda Seika Company, Ltd.	700	31,537
Kamei Corp.	2,000	22,513
Kanaden Corp.	1,100	11,580
Kanagawa Chuo Kotsu Company, Ltd.	700	24,265
Kanamoto Company, Ltd.	1,900	50,046
Kanematsu Corp.	5,500	66,609
Kanematsu Electronics, Ltd.	700	20,944
Kanto Denka Kogyo Company, Ltd.	2,000	14,476
Kappa Create Company, Ltd.	1,000	12,569
Kasai Kogyo Company, Ltd.	1,000	7,453
Katakura Industries Company, Ltd.	1,700	17,205
Kato Sangyo Company, Ltd.	1,800	49,803
Kato Works Company, Ltd.	400	9,244
KAWADA TECHNOLOGIES, Inc.	200	12,929
Kawasaki Kisen Kaisha, Ltd. (C)	3,500	42,923
Keihanshin Building Company, Ltd.	3,200	24,040
Keihin Corp.	3,300	55,221
Keiyo Company, Ltd.	3,400	16,147
Kenedix, Inc.	10,800	46,325
Kenko Mayonnaise Company, Ltd.	900	15,915
Key Coffee, Inc.	1,600	30,384
KFC Holdings Japan, Ltd.	600	10,771
KH Neochem Company, Ltd.	600	12,621
Kimoto Company, Ltd.	3,000	4,943
Kintetsu World Express, Inc.	2,600	38,263
Kissei Pharmaceutical Company, Ltd.	2,000	50,924
Kitanotatsujin Corp.	3,300	11,129
Kito Corp.	900	12,327
Kitz Corp.	4,600	35,771
KLab, Inc. (C)	2,100	15,803
KNT-CT Holdings Company, Ltd. (C)	700	7,048
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Koa Corp.	1,700	$20,074
Koatsu Gas Kogyo Company, Ltd.	3,000	23,366
Kobe Electric Railway Company, Ltd. (C)	300	10,757
Kohnan Shoji Company, Ltd.	1,800	43,461
Kohsoku Corp.	1,400	12,649
Kojima Company, Ltd. (C)	3,000	13,017
Kokuyo Company, Ltd.	3,600	52,583
Komatsu Matere Company, Ltd.	2,000	14,079
KOMEDA Holdings Company, Ltd.	1,700	33,464
Komeri Company, Ltd.	1,500	32,263
Komori Corp.	3,700	37,166
Kondotec, Inc.	1,300	11,638
Konishi Company, Ltd.	2,200	33,003
Konoike Transport Company, Ltd.	2,600	37,806
Koshidaka Holdings Company, Ltd.	2,000	24,062
Kotobuki Spirits Company, Ltd.	900	34,760
Krosaki Harima Corp.	400	24,099
Kumagai Gumi Company, Ltd.	1,800	54,090
Kumiai Chemical Industry Company, Ltd.	6,584	38,698
Kura Corp.	500	24,819
Kurabo Industries, Ltd.	1,600	36,175
Kureha Corp.	1,100	61,048
Kurimoto, Ltd.	1,000	12,621
KYB Corp. (A)	1,600	38,533
Kyodo Printing Company, Ltd.	500	11,174
Kyoei Steel, Ltd.	1,800	27,150
Kyokuto Kaihatsu Kogyo Company, Ltd.	2,300	29,430
Kyokuto Securities Company, Ltd.	2,300	24,530
Kyokuyo Company, Ltd.	700	18,356
KYORIN Holdings, Inc.	3,100	67,717
Kyoritsu Maintenance Company, Ltd.	1,460	63,849
Kyosan Electric Manufacturing Company, Ltd.	2,000	7,680
Kyushu Financial Group, Inc.	3,700	13,965
LAC Company, Ltd.	1,400	17,132
Lacto Japan Company, Ltd.	400	25,243
Lasertec Corp.	1,800	45,963
LEC, Inc.	1,600	23,863
Leopalace21 Corp.	16,600	65,817
Life Corp.	1,200	24,689
LIFULL Company, Ltd.	3,800	25,299
Like Company, Ltd. (A)	1,100	12,278
Linical Company, Ltd.	1,100	12,939
Link And Motivation, Inc.	2,300	17,649
Lintec Corp.	1,900	40,810
M&A Capital Partners Company, Ltd. (A)(C)	300	10,331
Macnica Fuji Electronics Holdings, Inc.	3,250	39,824
Macromill, Inc.	1,500	19,482
Maeda Kosen Company, Ltd.	1,100	26,405
Maeda Road Construction Company, Ltd.	2,800	58,008
Maezawa Kasei Industries Company, Ltd.	1,100	10,806
Maezawa Kyuso Industries Company, Ltd.	900	15,118
Makino Milling Machine Company, Ltd.	1,200	42,208
Mamezou Holdings Company, Ltd.	700	6,045
Mandom Corp.	1,000	27,246
Mani, Inc.	1,200	45,291
MarkLines Company, Ltd.	1,000	10,877
Mars Group Holdings Corp.	700	14,012
Marubun Corp.	200	1,236
Marudai Food Company, Ltd.	1,600	25,207
Maruha Nichiro Corp.	1,638	55,041
Marusan Securities Company, Ltd.	4,700	32,806
Maruwa Company, Ltd.	600	30,685
Maruwa Unyu Kikan Company, Ltd.	600	14,766

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Maruzen Showa Unyu Company, Ltd.	800	$20,102
Marvelous, Inc.	1,400	10,006
Matsuda Sangyo Company, Ltd.	1,400	18,536
Matsuyafoods Holdings Company, Ltd.	700	23,082
Max Company, Ltd.	2,000	24,772
Maxell Holdings, Ltd.	2,200	29,015
MCJ Company, Ltd.	3,200	19,316
MEC Company, Ltd.	1,500	14,544
Medical Data Vision Company, Ltd. (A)(C)	1,700	14,062
Megachips Corp.	900	19,023
Megmilk Snow Brand Company, Ltd.	2,700	69,897
Meidensha Corp.	1,800	22,643
Meiko Electronics Company, Ltd.	1,200	19,305
Meiko Network Japan Company, Ltd.	1,100	8,996
Meisei Industrial Company, Ltd.	3,000	19,689
Meitec Corp.	1,300	52,753
Meito Sangyo Company, Ltd.	900	10,647
Menicon Company, Ltd.	800	20,364
METAWATER Company, Ltd.	800	21,376
Micronics Japan Company, Ltd. (A)	2,800	17,608
Mie Kotsu Group Holdings, Inc.	3,700	20,229
Milbon Company, Ltd.	1,112	45,266
Mimasu Semiconductor Industry Company, Ltd.	1,400	16,570
Ministop Company, Ltd.	1,100	20,620
Miraca Holdings, Inc.	3,000	67,715
Mirait Holdings Corp.	4,240	62,038
Miroku Jyoho Service Company, Ltd. (A)	700	15,804
Misawa Homes Company, Ltd.	2,000	13,578
Mitani Corp.	500	25,170
Mitani Sekisan Company, Ltd.	600	14,016
Mito Securities Company, Ltd.	6,300	14,754
Mitsuba Corp.	2,300	12,925
Mitsubishi Logisnext Company, Ltd.	1,000	9,586
Mitsubishi Logistics Corp.	1,000	22,723
Mitsubishi Paper Mills, Ltd.	2,600	12,669
Mitsubishi Pencil Company, Ltd.	600	11,865
Mitsubishi Research Institute, Inc.	500	14,374
Mitsubishi Shokuhin Company, Ltd.	200	5,102
Mitsubishi Steel Manufacturing Company, Ltd.	1,000	14,580
Mitsuboshi Belting, Ltd.	1,000	19,238
Mitsui E&S Holdings Company, Ltd.	4,600	42,956
Mitsui High-Tec, Inc.	2,200	16,884
Mitsui Matsushima Holdings Company, Ltd.	1,000	12,395
Mitsui Mining & Smelting Company, Ltd.	2,500	51,621
Mitsui Sugar Company, Ltd.	1,000	25,298
Mitsui-Soko Holdings Company, Ltd. (C)	2,200	37,928
Mitsuuroko Group Holdings Company, Ltd.	3,200	20,649
Mixi, Inc.	1,800	37,775
Mizuno Corp.	1,400	29,725
Mochida Pharmaceutical Company, Ltd.	600	49,255
Modec, Inc.	1,300	26,852
Monex Group, Inc.	10,400	34,800
Morinaga Milk Industry Company, Ltd.	2,400	67,074
Morita Holdings Corp.	2,200	36,042
MrMax Holdings, Ltd.	1,700	7,317
Musashi Seimitsu Industry Company, Ltd.	2,600	36,388
N Field Company, Ltd.	1,300	11,170
Nachi-Fujikoshi Corp. (A)	1,100	38,115
Nagaileben Company, Ltd.	600	12,928
Nagase & Company, Ltd.	3,400	46,824
Nagatanien Holdings Company, Ltd.	1,000	21,834
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nagawa Company, Ltd.	600	$30,559
Nakamuraya Company, Ltd.	300	11,467
Nakanishi, Inc.	1,000	17,052
Nakayama Steel Works, Ltd.	1,100	4,777
Namura Shipbuilding Company, Ltd.	3,252	13,873
NEC Capital Solutions, Ltd.	800	11,161
NEC Networks & System Integration Corp.	1,500	33,375
NET One Systems Company, Ltd.	4,400	77,612
Neturen Company, Ltd.	2,300	17,518
Nextage Company, Ltd. (A)	2,300	22,598
Nice Holdings, Inc.	600	4,791
Nichias Corp. (A)	3,500	59,687
Nichiban Company, Ltd.	700	12,049
Nichicon Corp.	3,400	24,556
Nichiden Corp.	600	8,651
Nichiha Corp.	1,600	40,246
NichiiGakkan Company, Ltd.	2,700	25,286
Nichi-iko Pharmaceutical Company, Ltd.	3,100	45,388
Nichireki Company, Ltd.	2,000	19,170
Nichirin Company, Ltd.	1,040	17,726
Nihon Chouzai Company, Ltd.	400	11,585
Nihon Dempa Kogyo Company, Ltd. (A)(C)	1,800	6,164
Nihon Flush Company, Ltd.	500	7,945
Nihon House Holdings Company, Ltd.	1,000	3,816
Nihon Kagaku Sangyo Company, Ltd. (A)	1,000	9,063
Nihon Nohyaku Company, Ltd.	4,000	18,533
Nihon Parkerizing Company, Ltd.	6,000	69,296
Nihon Tokushu Toryo Company, Ltd.	1,000	11,795
Nikkiso Company, Ltd.	3,900	32,699
Nikkon Holdings Company, Ltd.	3,800	90,715
Nippo Corp.	1,000	19,132
Nippon Air Conditioning Services Company, Ltd.	1,600	10,534
Nippon Beet Sugar Manufacturing Company, Ltd.	900	14,771
Nippon Carbon Company, Ltd.	500	18,210
Nippon Ceramic Company, Ltd.	1,400	29,959
Nippon Chemical Industrial Company, Ltd.	700	14,041
Nippon Chemi-Con Corp.	1,100	19,092
Nippon Coke & Engineering Company, Ltd.	18,000	14,914
Nippon Concrete Industries Company, Ltd.	2,600	5,979
Nippon Denko Company, Ltd. (A)	6,530	12,965
Nippon Densetsu Kogyo Company, Ltd.	2,100	41,528
Nippon Fine Chemical Company, Ltd.	800	7,442
Nippon Flour Mills Company, Ltd.	4,000	67,050
Nippon Gas Company, Ltd.	1,500	54,354
Nippon Hume Corp.	2,000	14,868
Nippon Kanzai Company, Ltd.	700	12,170
Nippon Kayaku Company, Ltd.	1,300	16,507
Nippon Kodoshi Corp. (A)	800	11,892
Nippon Koei Company, Ltd.	1,000	22,208
Nippon Koshuha Steel Company, Ltd.	800	3,840
Nippon Light Metal Holdings Company, Ltd.	38,100	77,293
Nippon Paper Industries Company, Ltd.	4,700	83,867
Nippon Parking Development Company, Ltd.	8,400	10,865
Nippon Pillar Packing Company, Ltd.	1,500	16,744
Nippon Seiki Company, Ltd.	3,000	51,317
Nippon Sharyo, Ltd. (A)(C)	600	12,038
Nippon Sheet Glass Company, Ltd.	5,800	44,035
Nippon Signal Company, Ltd.	3,000	24,418

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Soda Company, Ltd.	1,600	$39,015
Nippon Steel & Sumikin Bussan Corp.	972	40,069
Nippon Steel & Sumitomo Metal Corp.	2,599	44,646
Nippon Suisan Kaisha, Ltd.	16,000	89,240
Nippon Thompson Company, Ltd.	4,700	20,785
Nippon Yakin Kogyo Company, Ltd. (A)	10,000	21,079
Nipro Corp.	3,300	40,369
Nishikawa Rubber Company, Ltd.	800	13,863
Nishimatsu Construction Company, Ltd.	3,200	72,824
Nishimatsuya Chain Company, Ltd.	2,900	23,487
Nishi-Nippon Financial Holdings, Inc.	7,000	60,676
Nishi-Nippon Railroad Company, Ltd.	2,800	70,516
Nishio Rent All Company, Ltd.	800	24,034
Nissan Shatai Company, Ltd.	3,400	30,053
Nissei ASB Machine Company, Ltd. (A)	500	15,838
Nissei Plastic Industrial Company, Ltd.	1,600	13,290
Nissha Company, Ltd.	2,300	27,361
Nisshin Fudosan Company, Ltd.	4,500	18,589
Nisshinbo Holdings, Inc.	8,368	63,146
Nissin Corp.	1,400	22,805
Nissin Electric Company, Ltd.	3,400	24,732
Nissin Kogyo Company, Ltd.	2,100	26,607
Nissin Sugar Company, Ltd.	1,100	20,658
Nitta Corp.	1,300	38,190
Nittan Valve Company, Ltd.	1,200	3,217
Nittetsu Mining Company, Ltd.	300	12,634
Nitto Boseki Company, Ltd.	1,100	17,908
Nitto Kogyo Corp.	1,600	25,359
Nitto Kohki Company, Ltd.	1,000	19,186
Nitto Seiko Company, Ltd.	1,700	8,341
Nittoku Engineering Company, Ltd.	1,100	20,149
Noevir Holdings Company, Ltd.	700	30,401
Nohmi Bosai, Ltd.	1,300	21,902
Nojima Corp.	1,600	32,430
Nomura Company, Ltd.	2,400	55,019
Noritake Company, Ltd.	700	28,896
Noritsu Koki Company, Ltd.	1,000	13,727
Noritz Corp.	2,100	29,999
North Pacific Bank, Ltd.	20,300	54,140
NS Tool Company, Ltd.	400	8,239
NS United Kaiun Kaisha, Ltd.	800	21,531
NSD Company, Ltd.	2,400	46,188
NTN Corp.	5,600	16,093
NuFlare Technology, Inc.	400	18,101
Obara Group, Inc.	600	21,371
Oenon Holdings, Inc.	6,000	18,936
Ohsho Food Service Corp.	700	46,148
Oiles Corp.	1,380	22,237
Oisix ra daichi, Inc. (C)	1,200	19,850
Okabe Company, Ltd.	2,600	20,655
Okamoto Industries, Inc.	600	31,527
Okamura Corp.	3,700	47,750
Okasan Securities Group, Inc.	7,000	31,050
Oki Electric Industry Company, Ltd.	4,700	55,542
Okinawa Cellular Telephone Company	400	13,148
OKUMA Corp.	1,200	57,120
Okumura Corp.	1,600	46,619
Okura Industrial Company, Ltd.	800	13,385
Okuwa Company, Ltd.	1,000	10,171
Onoken Company, Ltd.	1,500	21,972
Onward Holdings Company, Ltd.	7,100	38,167
Open Door, Inc. (C)	600	13,908
OPT Holding, Inc.	1,400	18,368
Optex Group Company, Ltd.	1,400	21,659
Organo Corp.	600	14,288
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Origin Electric Company, Ltd.	600	$8,967
Osaka Organic Chemical Industry, Ltd.	1,400	13,768
Osaka Soda Company, Ltd.	800	17,880
Osaka Steel Company, Ltd.	700	11,558
OSAKA Titanium Technologies Company, Ltd.	800	12,174
Osaki Electric Company, Ltd.	3,000	18,119
OSG Corp.	2,600	50,310
OSJB Holdings Corp.	7,600	19,789
Outsourcing, Inc. (A)	3,800	36,344
Oyo Corp.	1,300	13,175
Pacific Industrial Company, Ltd.	3,000	39,815
Pacific Metals Company, Ltd. (A)	1,100	26,710
PAL GROUP Holdings Company, Ltd.	700	17,185
Paramount Bed Holdings Company, Ltd.	800	32,990
Parco Company, Ltd.	800	8,118
Paris Miki Holdings, Inc.	1,100	4,259
Pasona Group, Inc.	1,500	15,320
PC Depot Corp.	1,700	6,688
Penta-Ocean Construction Company, Ltd.	11,200	61,880
Pepper Food Service Company, Ltd. (A)	600	15,673
PIA Corp.	200	6,955
Pilot Corp.	400	19,348
Piolax, Inc.	2,100	42,087
Pioneer Corp. (A)(C)	31,100	18,091
Plenus Company, Ltd.	1,300	22,556
Poletowin Pitcrew Holdings, Inc.	2,000	16,810
Press Kogyo Company, Ltd.	7,000	34,387
Pressance Corp.	1,800	21,387
Prestige International, Inc.	2,500	27,065
Prima Meat Packers, Ltd.	2,000	35,826
Pronexus, Inc.	600	5,645
Prospect Company, Ltd.	33,000	6,898
Proto Corp.	200	2,547
PS Mitsubishi Construction Company, Ltd.	2,600	14,077
Punch Industry Company, Ltd.	1,300	5,701
Qol Holdings Company, Ltd.	1,400	21,172
Raito Kogyo Company, Ltd.	3,100	41,302
Raysum Company, Ltd.	1,600	14,175
Relia, Inc.	1,200	9,815
Remixpoint, Inc.	3,700	13,549
Renaissance, Inc.	500	9,406
RENOVA, Inc. (C)	2,600	18,741
Resorttrust, Inc.	3,700	54,231
Retail Partners Company, Ltd.	300	3,054
Rheon Automatic Machinery Company, Ltd.	1,500	18,785
Ricoh Leasing Company, Ltd.	800	23,833
Riken Corp.	600	27,339
Riken Keiki Company, Ltd.	1,300	23,906
Riken Technos Corp.	3,000	12,391
Riken Vitamin Company, Ltd.	700	22,620
Ringer Hut Company, Ltd.	1,700	35,584
Riso Kagaku Corp.	800	12,312
Riso Kyoiku Company, Ltd.	9,300	38,563
Rock Field Company, Ltd. (A)	1,000	15,094
Rokko Butter Company, Ltd. (A)	600	11,718
Roland DG Corp.	900	17,263
Rorze Corp.	900	11,122
Round One Corp.	3,800	38,993
Royal Holdings Company, Ltd.	900	20,827
RS Technologies Company, Ltd.	400	10,343
Ryobi, Ltd.	1,400	33,283
Ryoden Corp.	1,500	19,271
Ryosan Company, Ltd.	1,500	39,983

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Ryoyo Electro Corp.	1,600	$22,455
S Foods, Inc.	500	18,548
S&B Foods, Inc.	600	22,618
Sac's Bar Holdings, Inc.	600	6,096
Saibu Gas Company, Ltd.	1,900	43,815
Saizeriya Company, Ltd.	2,100	35,914
Sakai Chemical Industry Company, Ltd.	1,400	28,568
Sakai Moving Service Company, Ltd.	500	27,059
Sakata INX Corp. (A)	3,100	34,071
Sala Corp.	3,000	16,335
SAMTY Company, Ltd.	1,600	18,269
San ju San Financial Group, Inc.	1,700	26,207
San-A Company, Ltd.	900	34,027
San-Ai Oil Company, Ltd.	3,500	34,547
Sanden Holdings Corp. (C)	1,400	9,462
Sangetsu Corp.	3,300	60,033
Sanken Electric Company, Ltd.	1,400	26,085
Sanki Engineering Company, Ltd.	4,000	41,506
Sankyo Seiko Company, Ltd.	3,200	12,111
Sankyo Tateyama, Inc.	2,500	26,437
Sanoh Industrial Company, Ltd.	2,600	13,016
Sanshin Electronics Company, Ltd.	1,700	30,493
Sanyo Chemical Industries, Ltd.	900	41,450
Sanyo Denki Company, Ltd.	400	12,941
Sanyo Electric Railway Company, Ltd.	1,600	32,975
Sanyo Shokai, Ltd. (A)	700	11,472
Sanyo Special Steel Company, Ltd.	1,400	29,563
Sanyo Trading Company, Ltd.	1,000	16,859
Sapporo Holdings, Ltd. (A)	2,700	56,063
Sato Holdings Corp.	1,700	40,344
Sawada Holdings Company, Ltd.	1,000	8,422
Sawai Pharmaceutical Company, Ltd.	400	19,054
SBS Holdings, Inc.	2,200	28,297
Seika Corp.	500	6,899
Seikagaku Corp.	1,700	19,273
Seikitokyu Kogyo Company, Ltd.	1,600	8,841
Seiko Holdings Corp.	1,400	26,880
Seiren Company, Ltd.	2,700	43,785
Sekisui Jushi Corp.	2,200	38,703
Sekisui Plastics Company, Ltd.	2,500	21,058
Senko Group Holdings Company, Ltd.	7,400	56,242
Senshu Electric Company, Ltd.	500	12,517
Senshu Ikeda Holdings, Inc.	17,200	46,961
Senshukai Company, Ltd. (A)(C)	3,300	7,779
SFP Holdings Company, Ltd.	600	8,471
Shibaura Electronics Company, Ltd.	500	15,697
Shibuya Corp.	800	25,669
SHIFT, Inc. (C)	700	22,977
Shikibo, Ltd.	1,100	10,006
Shikoku Chemicals Corp.	3,000	28,065
Shima Seiki Manufacturing, Ltd.	1,200	34,886
Shimachu Company, Ltd.	3,300	89,092
Shin Nippon Air Technologies Company, Ltd.	1,200	19,660
Shinagawa Refractories Company, Ltd.	600	20,553
Shindengen Electric Manufacturing Company, Ltd.	500	17,205
Shin-Etsu Polymer Company, Ltd.	3,000	18,527
Shinkawa, Ltd. (C)	1,500	5,190
Shinko Electric Industries Company, Ltd.	5,100	32,495
Shinko Plantech Company, Ltd.	3,300	34,903
Shinko Shoji Company, Ltd.	1,600	25,536
Shinmaywa Industries, Ltd.	6,000	73,178
Shinnihon Corp.	2,500	23,716
Shinoken Group Company, Ltd. (A)	2,000	12,397
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Shinwa Company, Ltd.	700	$13,197
Ship Healthcare Holdings, Inc.	2,000	73,948
Shizuoka Gas Company, Ltd.	4,500	34,877
Shoei Company, Ltd. (A)	600	20,267
Shoei Foods Corp.	700	17,230
Showa Corp.	3,500	40,954
Showa Sangyo Company, Ltd.	1,400	38,023
SIGMAXYZ, Inc.	900	6,269
Siix Corp. (A)	1,600	20,791
Sinfonia Technology Company, Ltd. (A)	1,600	19,341
Sinko Industries, Ltd.	1,500	20,194
Sintokogio, Ltd.	3,400	27,729
SKY Perfect JSAT Holdings, Inc.	10,300	43,961
SMK Corp.	300	5,920
SMS Company, Ltd.	3,200	50,665
Sodick Company, Ltd.	2,400	15,035
Softbank Technology Corp.	1,000	15,928
Software Service, Inc.	300	21,891
Sogo Medical Holdings Company, Ltd.	1,200	22,488
Soken Chemical & Engineering Company, Ltd.	800	12,159
Solasto Corp.	1,500	15,063
Sourcenext Corp.	6,400	31,776
Space Value Holdings Company, Ltd.	2,000	17,070
Sparx Group Company, Ltd.	7,400	12,443
SRA Holdings	600	14,295
SRS Holdings Company, Ltd.	1,800	16,178
St. Marc Holdings Company, Ltd.	800	17,860
Star Mica Company, Ltd. (A)	1,100	15,372
Star Micronics Company, Ltd. (A)	2,300	31,177
Starts Corp., Inc.	1,900	42,015
Starzen Company, Ltd.	300	10,345
Stella Chemifa Corp.	800	18,579
Strike Company, Ltd.	700	10,149
Studio Alice Company, Ltd.	900	18,795
Sumida Corp. (A)	1,600	18,372
Suminoe Textile Company, Ltd.	500	10,939
Sumitomo Bakelite Company, Ltd.	1,100	37,852
Sumitomo Densetsu Company, Ltd.	1,300	21,605
Sumitomo Mitsui Construction Company, Ltd.	6,000	36,451
Sumitomo Osaka Cement Company, Ltd.	2,200	90,292
Sumitomo Riko Company, Ltd.	2,400	19,889
Sumitomo Seika Chemicals Company, Ltd.	500	19,139
Sun Frontier Fudousan Company, Ltd.	2,200	21,240
Sushiro Global Holdings, Ltd.	800	43,687
SWCC Showa Holdings Company, Ltd.	2,400	13,169
Systena Corp.	3,000	34,583
Syuppin Company, Ltd.	1,200	7,771
T Hasegawa Company, Ltd.	1,600	22,658
T RAD Company, Ltd.	500	10,469
T&K Toka Company, Ltd.	1,600	14,736
Tachibana Eletech Company, Ltd.	1,360	19,059
Tachi-S Company, Ltd.	2,400	31,268
Tadano, Ltd.	6,000	54,320
Taihei Dengyo Kaisha, Ltd.	1,500	33,427
Taiho Kogyo Company, Ltd.	1,200	10,431
Taikisha, Ltd.	1,600	42,593
Taisei Lamick Company, Ltd.	500	13,244
Taiyo Holdings Company, Ltd.	1,000	28,122
Takamatsu Construction Group Company, Ltd.	1,000	25,131
Takaoka Toko Company, Ltd.	700	8,731
Takara Leben Company, Ltd. (A)	6,300	17,343
Takara Standard Company, Ltd.	2,800	41,890

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Takasago International Corp.	1,200	$36,805
Takasago Thermal Engineering Company, Ltd.	3,100	50,450
Take And Give Needs Company, Ltd.	200	3,135
Takeei Corp.	700	4,048
Takeuchi Manufacturing Company, Ltd.	2,200	33,650
Takihyo Company, Ltd.	600	9,237
Takuma Company, Ltd.	4,800	60,111
Tamron Company, Ltd.	1,500	21,344
Tamura Corp.	7,000	34,010
Tanseisha Company, Ltd.	1,700	16,777
Tateru, Inc. (A)	1,500	4,168
Tatsuta Electric Wire & Cable Company, Ltd.	4,200	18,328
Tayca Corp.	1,500	22,157
TechMatrix Corp.	1,400	21,301
Teikoku Electric Manufacturing Company, Ltd.	1,700	19,937
Teikoku Sen-I Company, Ltd.	1,200	23,770
Tekken Corp.	800	18,549
Tenma Corp.	1,000	16,601
The 77 Bank, Ltd.	4,400	76,053
The Aichi Bank, Ltd.	600	20,665
The Akita Bank, Ltd.	1,100	21,808
The Aomori Bank, Ltd.	1,700	42,973
The Awa Bank, Ltd.	2,200	57,590
The Bank of Iwate, Ltd.	1,100	35,338
The Bank of Nagoya, Ltd.	1,100	33,013
The Bank of Okinawa, Ltd.	1,640	47,293
The Bank of Saga, Ltd.	1,000	16,020
The Chiba Kogyo Bank, Ltd.	3,200	10,572
The Chugoku Bank, Ltd.	1,500	12,574
The Chukyo Bank, Ltd.	900	17,487
The Ehime Bank, Ltd.	2,100	20,629
The Eighteenth Bank, Ltd.	1,000	22,408
The First Bank of Toyama, Ltd. (A)	2,800	9,854
The Fukui Bank, Ltd.	1,800	25,925
The Fukushima Bank, Ltd. (C)	2,100	7,603
The Hiroshima Bank, Ltd.	4,800	25,357
The Hokkoku Bank, Ltd.	1,500	47,670
The Hyakugo Bank, Ltd.	16,000	56,622
The Hyakujushi Bank, Ltd.	1,700	40,104
The Iyo Bank, Ltd.	4,800	25,266
The Japan Steel Works, Ltd.	2,600	41,614
The Japan Wool Textile Company, Ltd.	4,000	30,119
The Juroku Bank, Ltd.	1,700	35,312
The Keiyo Bank, Ltd.	8,000	51,187
The Kinki Sharyo Company, Ltd. (A)(C)	300	5,411
The Kita-Nippon Bank, Ltd.	700	14,243
The Kiyo Bank, Ltd.	3,800	53,742
The Michinoku Bank, Ltd.	1,400	21,759
The Miyazaki Bank, Ltd.	1,000	26,443
The Monogatari Corp.	400	32,121
The Musashino Bank, Ltd.	1,700	39,181
The Nagano Bank, Ltd.	800	12,067
The Nanto Bank, Ltd.	2,000	38,960
The Nippon Road Company, Ltd.	500	26,096
The Nisshin Oillio Group, Ltd.	2,000	57,143
The Ogaki Kyoritsu Bank, Ltd.	2,600	52,010
The Oita Bank, Ltd.	900	27,327
The Okinawa Electric Power Company, Inc.	3,196	62,062
The Pack Corp.	800	22,102
The San-In Godo Bank, Ltd.	8,000	55,876
The Shibusawa Warehouse Company, Ltd.	1,000	14,629
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Shiga Bank, Ltd.	3,200	$74,600
The Shikoku Bank, Ltd.	2,800	29,944
The Shimizu Bank, Ltd.	500	7,327
The Sumitomo Warehouse Company, Ltd.	5,024	61,779
The Tochigi Bank, Ltd.	8,000	18,235
The Toho Bank, Ltd.	12,000	34,156
The Tohoku Bank, Ltd.	400	4,073
The Tottori Bank, Ltd.	400	5,174
The Towa Bank, Ltd.	2,900	19,616
The Yamagata Bank, Ltd.	2,000	38,127
The Yamanashi Chuo Bank, Ltd.	2,000	25,628
Tigers Polymer Corp.	1,000	5,532
TKC Corp.	1,100	39,073
Toa Corp. (Hyogo)	1,400	12,609
Toa Corp. (Tokyo)	1,200	14,360
Toagosei Company, Ltd.	6,900	76,048
Tobishima Corp.	720	9,143
TOC Company, Ltd.	3,400	22,705
Tocalo Company, Ltd.	3,200	24,550
Toda Kogyo Corp.	300	5,978
Toei Animation Company, Ltd.	900	33,194
Toei Company, Ltd.	500	58,718
Toenec Corp.	600	15,770
Toho Company, Ltd. (A)	600	11,846
Toho Holdings Company, Ltd. (A)	2,400	58,702
Toho Titanium Company, Ltd.	3,000	27,376
Toho Zinc Company, Ltd.	800	24,333
Tokai Corp.	1,200	30,376
TOKAI Holdings Corp.	4,000	31,721
Tokai Rika Company, Ltd.	1,400	23,117
Tokai Tokyo Financial Holdings, Inc.	11,500	49,095
Token Corp.	610	36,218
Tokushu Tokai Paper Company, Ltd.	600	22,402
Tokuyama Corp.	3,100	68,035
Tokyo Base Company, Ltd. (C)	900	4,360
Tokyo Dome Corp.	5,500	46,724
Tokyo Energy & Systems, Inc. (A)	2,000	17,547
Tokyo Keiki, Inc.	1,000	8,341
Tokyo Kiraboshi Financial Group, Inc.	1,936	29,795
Tokyo Ohka Kogyo Company, Ltd.	2,600	69,591
Tokyo Rakutenchi Company, Ltd.	200	8,694
Tokyo Rope Manufacturing Company, Ltd.	700	5,941
Tokyo Seimitsu Company, Ltd.	2,600	65,504
Tokyo Steel Manufacturing Company, Ltd.	5,100	41,310
Tokyo Tekko Company, Ltd.	800	8,236
Tokyo Theatres Company, Inc.	900	10,032
Tokyotokeiba Company, Ltd. (A)	1,100	27,479
Tokyu Construction Company, Ltd.	3,900	35,236
Tomato Bank, Ltd.	1,100	10,967
Tomen Devices Corp.	200	4,162
Tomoe Corp.	2,200	6,977
Tomoe Engineering Company, Ltd.	800	17,596
Tomoku Company, Ltd.	500	7,720
TOMONY Holdings, Inc.	10,600	38,950
Tomy Company, Ltd.	4,500	44,674
Tonami Holdings Company, Ltd.	500	25,509
Topcon Corp.	3,900	51,780
Toppan Forms Company, Ltd.	3,400	26,707
Topre Corp.	2,300	45,873
Topy Industries, Ltd.	1,300	26,623
Toridoll Holdings Corp. (A)	1,400	23,016
Torii Pharmaceutical Company, Ltd.	1,100	24,412
Torikizoku Company, Ltd. (A)	500	8,244
Torishima Pump Manufacturing Company, Ltd.	900	7,630

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tosei Corp.	3,700	$28,168
Toshiba Machine Company, Ltd.	1,600	28,476
Toshiba Plant Systems & Services Corp.	1,500	27,608
Toshiba TEC Corp.	1,000	23,284
Tosho Company, Ltd. (A)	800	24,825
Tosho Printing Company, Ltd.	1,500	9,283
Totetsu Kogyo Company, Ltd.	1,800	49,789
Towa Corp.	1,300	6,863
Towa Pharmaceutical Company, Ltd.	500	34,843
Toyo Construction Company, Ltd.	3,100	10,663
Toyo Corp.	2,400	17,658
Toyo Denki Seizo KK (A)	600	6,638
Toyo Engineering Corp. (C)	2,200	12,788
Toyo Ink SC Holdings Company, Ltd.	2,200	48,672
Toyo Kanetsu KK	400	8,156
Toyo Securities Company, Ltd.	6,000	9,291
Toyo Tanso Company, Ltd.	1,000	19,823
Toyo Tire & Rubber Company, Ltd. (A)	2,900	36,054
Toyo Wharf & Warehouse Company, Ltd.	600	7,774
Toyobo Company, Ltd.	4,993	67,977
TPR Company, Ltd.	1,400	28,509
Trancom Company, Ltd.	300	15,424
Tri Chemical Laboratories, Inc.	600	20,920
Trusco Nakayama Corp.	2,500	65,915
Trust Tech, Inc. (A)	400	10,020
TSI Holdings Company, Ltd.	5,270	34,298
Tsubaki Nakashima Company, Ltd.	2,300	33,850
Tsubakimoto Chain Company	1,600	52,326
Tsugami Corp.	3,000	17,426
Tsukishima Kikai Company, Ltd.	2,000	23,195
Tsukuba Bank, Ltd.	5,700	11,281
Tsukui Corp.	4,800	36,521
Tsurumi Manufacturing Company, Ltd.	1,000	17,462
Tsutsumi Jewelry Company, Ltd.	700	11,751
TV Asahi Holdings Corp.	700	12,603
Tv Tokyo Holdings Corp.	1,100	23,651
UACJ Corp.	1,903	37,126
Uchida Yoko Company, Ltd.	800	19,016
UKC Holdings Corp.	700	11,660
Ulvac, Inc.	1,900	54,853
Uniden Holdings Corp.	400	7,216
Union Tool Company	700	18,639
Unipres Corp.	2,600	43,845
United Arrows, Ltd.	1,200	38,237
United Super Markets Holdings, Inc.	4,200	45,856
UNITED, Inc.	1,300	17,469
Unitika, Ltd. (C)	5,900	24,937
Unizo Holdings Company, Ltd.	1,900	35,327
U-Shin, Ltd. (C)	2,300	20,444
Ushio, Inc.	5,200	55,091
UT Group Company, Ltd. (C)	1,500	25,751
Uzabase, Inc. (C)	900	13,526
V Technology Company, Ltd.	200	22,570
Valor Holdings Company, Ltd.	2,600	62,723
Valqua, Ltd.	1,000	20,100
ValueCommerce Company, Ltd.	1,600	17,827
Vector, Inc.	1,100	14,268
Vision, Inc. (C)	500	17,271
Vital KSK Holdings, Inc. (A)	3,500	35,964
Vitec Holdings Company, Ltd.	900	14,801
VT Holdings Company, Ltd.	6,600	24,551
Wacoal Holdings Corp.	2,800	72,465
Wacom Company, Ltd.	4,600	19,019
Wakachiku Construction Company, Ltd.	900	12,636
Wakita & Company, Ltd.	4,000	40,702
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Warabeya Nichiyo Holdings Company, Ltd.	900	$15,764
Watahan & Company, Ltd.	300	6,073
WATAMI Company, Ltd.	1,200	14,202
WDB Holdings Company, Ltd.	700	15,184
Weathernews, Inc.	500	12,819
West Holdings Corp.	1,300	14,790
WIN-Partners Company, Ltd.	1,000	8,729
World Holdings Company, Ltd.	600	11,721
W-Scope Corp.	800	8,524
Xebio Holdings Company, Ltd.	2,800	32,214
Yahagi Construction Company, Ltd.	2,000	12,757
Yaizu Suisankagaku Industry Company, Ltd.	1,100	10,107
Yakuodo Company, Ltd.	700	16,641
YAMABIKO Corp.	2,400	22,243
Yamaichi Electronics Company, Ltd. (A)	1,700	18,099
YA-MAN, Ltd.	1,700	21,224
Yamato Kogyo Company, Ltd.	2,300	53,757
Yamazen Corp.	3,900	36,557
Yaoko Company, Ltd.	600	32,841
Yasuda Logistics Corp.	1,400	10,065
Yellow Hat, Ltd.	1,000	23,882
Yodogawa Steel Works, Ltd.	1,200	23,833
Yokogawa Bridge Holdings Corp.	2,100	31,264
Yokohama Reito Company, Ltd.	2,900	24,169
Yokowo Company, Ltd. (A)	1,200	15,364
Yomeishu Seizo Company, Ltd.	500	10,171
Yomiuri Land Company, Ltd.	200	6,960
Yondenko Corp.	600	14,199
Yondoshi Holdings, Inc.	1,300	25,833
Yorozu Corp.	1,800	22,602
Yoshinoya Holdings Company, Ltd.	700	11,519
Yuasa Trading Company, Ltd.	1,100	31,431
Yume No Machi Souzou Iinkai Company, Ltd.	1,700	19,784
Yumeshin Holdings Company, Ltd.	2,200	15,817
Yurtec Corp.	2,000	15,529
Yushiro Chemical Industry Company, Ltd.	1,100	11,848
Zenrin Company, Ltd.	1,950	41,283
ZIGExN Company, Ltd. (C)	3,400	15,650
Zojirushi Corp.	2,000	17,558
Zuken, Inc.	800	10,853
		26,708,973
Jersey, Channel Islands - 0.1%
Centamin PLC	71,818	99,929
Jordan - 0.0%
Hikma Pharmaceuticals PLC	2,544	55,632
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	850	55,533
VP Bank AG	273	39,278
		94,811
Luxembourg - 0.3%
APERAM SA	3,400	89,465
Corestate Capital Holding SA (C)	75	2,596
Grand City Properties SA	5,565	120,955
IVS Group SA	880	11,154
L'Occitane International SA	17,000	30,938
Stabilus SA	1,481	93,145
Sword Group	496	16,472
		364,725
Macau - 0.0%
Macau Legend Development, Ltd. (A)	129,000	22,382

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia - 0.0%
Lynas Corp., Ltd. (C)	32,921	$36,781
Malta - 0.0%
Kindred Group PLC	5,573	51,231
Monaco - 0.1%
Endeavour Mining Corp. (C)	3,183	52,086
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (C)	273	13,755
		65,841
Mongolia - 0.0%
Mongolian Mining Corp. (A)(C)	346,000	7,008
Netherlands - 2.6%
Aalberts Industries NV	6,065	201,713
Accell Group NV	1,846	39,858
Altice Europe NV (A)(C)	11,978	23,241
AMG Advanced Metallurgical Group NV	2,022	65,241
Amsterdam Commodities NV (A)	1,174	23,420
Arcadis NV (A)	6,868	83,878
Argenx SE (C)	826	80,821
ASM International NV	3,323	137,012
ASR Nederland NV	539	21,328
Atrium European Real Estate, Ltd. (C)	9,345	34,511
Basic-Fit NV (C)(D)	814	24,210
BE Semiconductor Industries NV (A)	5,106	107,635
Beter Bed Holding NV (A)	1,056	4,330
BinckBank NV	4,478	31,222
Boskalis Westminster (A)	6,329	157,084
Brack Capital Properties NV (C)	230	21,898
Brunel International NV	1,126	14,073
Corbion NV	4,115	115,235
Euronext NV	3,215	185,240
Flow Traders (D)	2,396	76,477
ForFarmers NV	1,296	11,936
Fugro NV (A)(C)	6,541	56,482
Gemalto NV (C)	3,520	204,368
GrandVision NV (D)	442	9,681
Heijmans NV (C)	2,023	18,548
Hunter Douglas NV	312	20,757
IMCD NV	2,075	132,828
Innoconcepts NV (B)(C)	10,527	0
Intertrust NV (D)	2,332	39,150
KAS Bank NV	330	2,236
Kendrion NV	1,052	25,168
Koninklijke BAM Groep NV (A)	21,587	61,971
Koninklijke Vopak NV	3,080	139,673
Nederland Apparatenfabriek	225	10,656
Nostrum Oil & Gas PLC (C)	1,610	2,108
OCI NV (C)	3,590	73,315
Ordina NV	5,537	9,000
PostNL NV (A)	31,208	71,371
SBM Offshore NV	12,039	177,882
Shop Apotheke Europe NV (C)(D)	216	9,308
SIF Holding NV	504	6,708
Signify NV (D)	4,317	100,990
Sligro Food Group NV	1,765	70,464
Takeaway.com NV (C)(D)	556	37,573
TKH Group NV	2,191	101,893
TomTom NV (C)	9,381	84,685
Van Lanschot Kempen NV	1,125	25,545
Wessanen (A)	4,763	43,531
		2,996,254
New Zealand - 0.8%
Air New Zealand, Ltd.	18,857	39,285
Chorus, Ltd.	21,283	69,350
EBOS Group, Ltd.	3,359	45,285
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Freightways, Ltd.	9,496	$46,873
Genesis Energy, Ltd.	22,721	39,841
Gentrack Group, Ltd.	3,060	10,356
Heartland Group Holdings, Ltd.	15,680	14,524
Infratil, Ltd.	26,911	65,977
Kathmandu Holdings, Ltd.	4,554	8,391
Mainfreight, Ltd.	3,278	67,805
Metlifecare, Ltd.	10,897	39,483
NZME, Ltd. (A)	13,259	4,341
PGG Wrightson, Ltd.	8,197	2,804
Pike River Coal, Ltd. (B)(C)	21,968	0
Port of Tauranga, Ltd.	4,837	16,244
Restaurant Brands New Zealand, Ltd.	4,775	26,768
Scales Corp., Ltd.	5,176	15,632
SKY Network Television, Ltd.	18,776	23,335
SKYCITY Entertainment Group, Ltd.	28,677	68,398
Summerset Group Holdings, Ltd.	13,043	55,817
Synlait Milk, Ltd. (C)	4,590	27,769
The New Zealand Refining Company, Ltd.	11,354	17,932
The Warehouse Group, Ltd.	9,894	13,624
Tourism Holdings, Ltd.	6,274	21,706
TOWER, Ltd. (C)	12,717	6,360
Trade Me Group, Ltd.	14,357	61,205
Vista Group International, Ltd.	5,589	14,074
Z Energy, Ltd.	8,116	29,939
		853,118
Norway - 0.9%
ABG Sundal Collier Holding ASA	13,972	7,338
AF Gruppen ASA	989	15,111
Akastor ASA (C)	6,104	9,209
Aker Solutions ASA (C)	8,985	41,233
American Shipping Company ASA (C)	1,661	6,410
Atea ASA (C)	4,256	54,732
Austevoll Seafood ASA	5,634	69,550
Axactor SE (A)(C)	11,423	24,639
B2Holding ASA (A)	4,699	6,718
Bonheur ASA	1,672	18,093
Borregaard ASA	6,691	57,968
BW Offshore, Ltd. (C)	8,308	30,361
DNO ASA	36,835	53,520
Europris ASA (C)(D)	1,916	5,124
Frontline, Ltd. (C)	5,015	28,331
Grieg Seafood ASA	2,264	26,739
Hexagon Composites ASA	9,323	26,415
Hoegh LNG Holdings, Ltd.	2,568	11,376
IDEX ASA (A)(C)	19,564	6,897
Kongsberg Gruppen ASA	3,148	42,797
Kvaerner ASA (C)	11,623	16,175
Magnora ASA	2,068	1,550
NEL ASA (A)(C)	31,429	16,828
Nordic Nanovector ASA (C)	2,098	12,385
Nordic Semiconductor ASA (C)	7,334	24,490
Norwegian Air Shuttle ASA (A)(C)	2,048	41,284
Norwegian Finans Holding ASA (C)	1,912	14,822
Norwegian Property ASA	7,609	9,318
Ocean Yield ASA	4,830	33,109
Odfjell Drilling, Ltd. (C)	4,970	11,894
Olav Thon Eiendomsselskap ASA	577	9,359
Otello Corp. ASA (C)	6,623	10,138
Petroleum Geo-Services ASA (C)	19,660	26,891
Prosafe SE (C)	336	523
Protector Forsikring ASA (A)(C)	4,177	23,150
Sbanken ASA (D)	5,201	45,081
Scatec Solar ASA (D)	7,367	62,944
Solstad Offshore ASA (A)(C)	2,340	465

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway (continued)
Spectrum ASA	1,462	$6,163
Treasure ASA	3,110	4,174
Veidekke ASA	6,725	75,322
Wilh Wilhelmsen Holding ASA, Class A	862	16,118
XXL ASA (A)(D)	3,048	9,229
		1,013,973
Peru - 0.0%
Hochschild Mining PLC	16,530	32,947
Portugal - 0.5%
Altri SGPS SA	3,101	20,663
Banco Comercial Portugues SA (C)	763,825	200,909
CTT-Correios de Portugal SA	8,914	30,068
Mota-Engil SGPS SA (C)	5,636	10,418
NOS SGPS SA	17,437	105,737
REN - Redes Energeticas Nacionais SGPS SA	29,268	81,757
Semapa-Sociedade de Investimento & Gestao	1,885	28,318
Sonae SGPS SA	64,578	60,030
Teixeira Duarte SA (C)	21,736	3,368
The Navigator Company SA	12,847	53,001
		594,269
Russia - 0.0%
Petropavlovsk PLC (C)	214,252	17,381
Singapore - 1.0%
Accordia Golf Trust	40,300	14,969
Ascendas India Trust	45,100	35,789
Banyan Tree Holdings, Ltd.	19,800	8,292
Best World International, Ltd.	16,300	31,431
Boustead Projects, Ltd.	3,000	1,802
Boustead Singapore, Ltd.	10,000	5,866
Bukit Sembawang Estates, Ltd.	11,000	45,659
BW LPG, Ltd. (C)(D)	4,059	12,224
China Aviation Oil Singapore Corp., Ltd.	14,400	11,227
Chip Eng Seng Corp., Ltd.	33,000	15,950
CITIC Envirotech, Ltd.	26,900	7,492
COSCO Shipping International Singapore Company, Ltd. (A)(C)	58,900	14,317
CSE Global, Ltd.	34,000	9,492
Delfi, Ltd.	21,900	21,287
Ezion Holdings, Ltd. (C)	131,300	4,457
Far East Orchard, Ltd.	5,000	4,400
First Resources, Ltd.	19,300	21,868
Gallant Venture, Ltd. (C)	71,000	6,915
GL, Ltd.	51,700	27,884
Golden Agri-Resources, Ltd.	227,000	40,756
GuocoLand, Ltd.	10,400	13,733
Halcyon Agri Corp., Ltd.	4,293	1,230
Haw Par Corp., Ltd.	4,700	41,505
Ho Bee Land, Ltd.	11,400	19,880
Hong Fok Corp., Ltd.	52,800	26,391
Hong Leong Asia, Ltd. (C)	26,000	9,347
Hong Leong Finance, Ltd.	12,900	24,079
Hutchison Port Holdings Trust	161,400	39,544
Hyflux, Ltd. (C)	24,000	408
IGG, Inc.	47,000	64,454
Indofood Agri Resources, Ltd.	25,000	3,510
Kenon Holdings, Ltd.	787	11,838
Keppel Infrastructure Trust	140,600	50,014
M1, Ltd.	16,900	25,943
Metro Holdings, Ltd.	31,600	23,441
Midas Holdings, Ltd. (B)(C)	86,000	10,298
OM Holdings, Ltd.	10,791	9,367
OUE, Ltd.	11,100	11,640
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Raffles Medical Group, Ltd.	34,100	$27,531
RHT Health Trust	26,900	14,419
SBS Transit, Ltd.	5,000	9,825
Sheng Siong Group, Ltd.	29,900	23,242
SIA Engineering Company, Ltd.	12,800	21,304
SIIC Environment Holdings, Ltd.	35,800	7,245
Sinarmas Land, Ltd.	94,200	17,265
Singapore Post, Ltd.	66,100	44,358
Stamford Land Corp., Ltd.	59,000	21,152
StarHub, Ltd.	25,600	32,845
Swiber Holdings, Ltd. (B)(C)	15,000	1,200
UMS Holdings, Ltd.	14,000	5,859
United Engineers, Ltd.	32,100	59,652
United Industrial Corp., Ltd.	7,100	14,212
UOB-Kay Hian Holdings, Ltd.	21,499	18,476
Wheelock Properties Singapore, Ltd.	8,300	12,788
Wing Tai Holdings, Ltd.	21,205	30,051
XP Power, Ltd.	824	22,067
Yeo Hiap Seng, Ltd.	1,104	711
Yongnam Holdings, Ltd. (C)	32,625	4,508
		1,117,409
South Africa - 0.0%
Lonmin PLC (C)	4,766	2,756
Petra Diamonds, Ltd. (C)	87,324	42,120
		44,876
Spain - 2.6%
Acciona SA	1,823	154,199
Acerinox SA	10,424	103,347
Alantra Partners SA	1,181	18,812
Almirall SA	4,472	68,463
Amper SA (C)	82,546	22,575
Applus Services SA	6,546	72,625
Atresmedia Corp. de Medios de Comunicacion SA	6,046	30,189
Baron de Ley (C)	172	21,447
Bolsas y Mercados Espanoles SHMSF SA	4,108	114,459
Caja de Ahorros del Mediterraneo (B)(C)	5,428	0
Cellnex Telecom SA (C)(D)	7,116	181,981
Cia de Distribucion Integral Logista Holdings SA	1,883	47,116
CIE Automotive SA	3,433	84,258
Construcciones y Auxiliar de Ferrocarriles SA	1,425	59,094
Distribuidora Internacional de Alimentacion SA (A)	26,359	13,903
Duro Felguera SA (C)	185,600	2,434
Ebro Foods SA	5,367	107,175
eDreams ODIGEO SA (C)	6,457	17,583
Elecnor SA	2,026	30,626
Enagas SA	10,746	290,487
Ence Energia y Celulosa SA	9,939	62,458
Ercros SA	12,631	45,048
Euskaltel SA (D)	6,084	48,685
Faes Farma SA	20,978	71,347
Fluidra SA (C)	1,739	19,485
Fomento de Construcciones y Contratas SA (C)	2,106	28,214
Global Dominion Access SA (C)(D)	7,113	35,017
Grupo Catalana Occidente SA	3,214	120,262
Grupo Ezentis SA (C)	25,276	13,743
Indra Sistemas SA (C)	7,058	66,532
Laboratorios Farmaceuticos Rovi SA	987	19,777
Liberbank SA (C)	130,927	66,047
Mediaset Espana Comunicacion SA	7,779	48,900
Melia Hotels International SA	6,008	56,508

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Miquel y Costas & Miquel SA	1,474	$28,642
Obrascon Huarte Lain SA (A)	14,644	10,931
Papeles y Cartones de Europa SA	5,059	97,260
Parques Reunidos Servicios Centrales SAU (D)	711	8,790
Pharma Mar SA (C)	13,550	16,894
Promotora de Informaciones SA, Class A (C)	16,196	32,673
Prosegur Cia de Seguridad SA	14,186	71,791
Quabit Inmobiliaria SA (C)	11,110	16,525
Realia Business SA (C)	17,710	18,468
Sacyr SA	28,075	55,993
Solaria Energia y Medio Ambiente SA (C)	5,568	25,266
Talgo SA (C)(D)	4,711	28,919
Tecnicas Reunidas SA	2,298	56,143
Telepizza Group SA (D)	1,697	11,456
Tubacex SA (C)	6,252	17,889
Tubos Reunidos SA (C)	9,106	1,487
Vidrala SA	1,012	85,650
Viscofan SA	2,574	141,923
Zardoya Otis SA	6,140	43,652
		2,913,148
Sweden - 3.2%
AcadeMedia AB (C)(D)	1,818	8,042
Acando AB	6,279	20,611
AddLife AB, B Shares	856	19,694
AddNode Group AB	1,904	22,190
AddTech AB, B Shares	3,734	66,735
AF AB, B Shares	3,297	59,345
Ahlsell AB (D)	5,779	33,985
Ahlstrom-Munksjo OYJ	4,382	60,927
Alimak Group AB (A)(D)	2,777	34,421
Atrium Ljungberg AB, B Shares	2,105	36,252
Attendo AB (D)	5,286	47,048
Avanza Bank Holding AB (A)	1,929	92,238
Beijer Alma AB	3,240	47,550
Beijer Ref AB	5,936	97,928
Bergman & Beving AB	2,270	21,830
Betsson AB (C)	7,923	65,532
Bilia AB, A Shares	5,260	49,411
BillerudKorsnas AB (A)	1,434	17,129
BioGaia AB, B Shares	1,327	47,529
Biotage AB	3,574	44,227
Bonava AB, B Shares	3,323	42,791
Bravida Holding AB (D)	6,336	43,944
Bufab AB	1,896	18,300
Bulten AB	717	7,134
Bure Equity AB	3,775	46,198
Byggmax Group AB	5,363	19,288
Catena AB	1,882	46,964
Clas Ohlson AB, B Shares (A)	3,185	27,954
Cloetta AB, B Shares	18,972	51,833
Collector AB (C)	1,870	10,469
Coor Service Management Holding AB (D)	1,419	11,247
Dios Fastigheter AB	6,611	42,076
Dometic Group AB (A)(D)	5,618	35,048
Duni AB	2,559	28,287
Dustin Group AB (D)	4,269	35,553
Eastnine AB	1,669	17,520
Enea AB (C)	1,999	22,900
Fagerhult AB (A)	3,293	28,195
FastPartner AB	1,125	7,589
Fingerprint Cards AB, B Shares (A)(C)	26,708	30,843
Getinge AB, B Shares	9,755	88,211
Granges AB	5,164	46,890
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Haldex AB	3,364	$26,365
Hembla AB (C)	787	13,195
Hemfosa Fastigheter AB	8,774	69,238
HIQ International AB (C)	1,810	9,700
HMS Networks AB	633	8,793
Hoist Finance AB (A)(D)	2,083	10,166
Holmen AB, B Shares	3,897	77,066
Indutrade AB	1,820	42,272
Inwido AB	3,126	19,620
JM AB (A)	5,515	108,030
KappAhl AB	2,691	5,285
Klovern AB, B Shares	34,595	40,224
KNOW IT AB	2,166	37,609
Kungsleden AB	11,322	80,528
Lagercrantz Group AB, B Shares	4,069	39,616
Lindab International AB	6,008	43,090
Loomis AB, B Shares	3,150	101,540
Mekonomen AB	2,150	22,075
Momentum Group AB, Class B	2,270	20,796
Mycronic AB (A)	3,734	49,892
Nederman Holding AB	887	8,950
NetEnt AB (C)	8,580	35,323
New Wave Group AB, B Shares	4,353	23,306
Nobia AB	6,676	37,216
Nobina AB (D)	7,732	52,152
Nolato AB, B Shares	1,128	46,688
NP3 Fastigheter AB	1,683	11,578
Nyfosa AB (C)	8,774	42,326
OEM International AB, B Shares	1,656	35,782
Pandox AB	2,052	33,992
Peab AB	11,387	93,231
Platzer Fastigheter Holding AB, Series B	1,885	12,712
Qliro Group AB (A)(C)	6,110	6,321
Ratos AB, B Shares	14,845	39,071
RaySearch Laboratories AB (C)	2,452	26,817
Recipharm AB, B Shares (C)	2,628	33,587
Resurs Holding AB (D)	6,236	38,498
Sagax AB, B Shares	2,621	38,326
SAS AB (C)	17,240	40,660
Scandi Standard AB	2,986	20,801
Scandic Hotels Group AB (D)	4,043	35,685
Sectra AB, B Shares (C)	1,006	21,601
Sensys Gatso Group AB (A)(C)	23,414	4,841
SkiStar AB	1,771	41,344
Sweco AB, B Shares	3,430	76,372
Systemair AB	901	9,797
Thule Group AB (D)	5,091	93,177
Troax Group AB	436	12,607
VBG Group AB, B Shares	630	9,007
Vitrolife AB	1,450	24,222
Wallenstam AB, B Shares	6,840	63,434
Wihlborgs Fastigheter AB	8,332	96,600
		3,592,982
Switzerland - 5.1%
Allreal Holding AG (C)	841	131,015
Alpiq Holding AG (C)	155	12,081
ALSO Holding AG (C)	471	53,432
APG SGA SA	136	45,744
Arbonia AG (C)	2,962	32,616
Aryzta AG (C)	36,290	40,207
Ascom Holding AG	2,404	33,321
Autoneum Holding AG (A)	221	33,243
Banque Cantonale de Geneve	142	27,735
Banque Cantonale Vaudoise	91	68,699
Belimo Holding AG	27	108,299

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Bell Food Group AG	138	$42,893
Bellevue Group AG (C)	467	9,429
Berner Kantonalbank AG	285	56,501
BKW AG	1,315	91,960
Bobst Group SA	632	43,980
Bossard Holding AG, Class A	447	63,808
Bucher Industries AG	463	124,894
Burckhardt Compression Holding AG	174	40,823
Burkhalter Holding AG (A)	218	17,325
Calida Holding AG (C)	285	8,806
Cembra Money Bank AG	1,587	125,920
Cicor Technologies, Ltd. (C)	277	11,135
Coltene Holding AG	198	16,973
Conzzeta AG	74	57,894
Daetwyler Holding AG	525	66,764
DKSH Holding AG	1,571	108,618
dormakaba Holding AG (C)	197	119,178
Dufry AG (A)(C)	454	43,231
EFG International AG (C)	4,687	27,480
Emmi AG	158	109,689
Energiedienst Holding AG	559	16,772
Evolva Holding SA (C)	72,989	17,094
Feintool International Holding AG (C)	142	10,872
Fenix Outdoor International AG	225	21,714
Ferrexpo PLC	22,757	56,460
Flughafen Zurich AG	1,012	167,469
Forbo Holding AG	75	105,557
GAM Holding AG (C)	11,204	44,178
Georg Fischer AG	261	209,395
Gurit Holding AG (A)	22	19,413
Helvetia Holding AG	463	270,768
Hiag Immobilien Holding AG (C)	305	36,153
HOCHDORF Holding AG (A)(C)	124	12,876
Huber & Suhner AG	859	57,384
Hypothekarbank Lenzburg AG	3	13,436
Implenia AG	994	33,448
Inficon Holding AG (C)	129	65,403
Interroll Holding AG	48	70,911
Intershop Holding AG	93	46,208
IWG PLC	38,584	102,669
Jungfraubahn Holding AG	153	19,528
Kardex AG (C)	420	48,565
Komax Holding AG	316	74,007
Kongsberg Automotive ASA (A)(C)	29,400	26,011
Kudelski SA (A)(C)	2,497	14,295
LEM Holding SA	34	36,254
Logitech International SA	5,238	165,461
Luzerner Kantonalbank AG	254	118,943
MCH Group AG (C)	273	5,538
Metall Zug AG, B Shares	12	30,551
Mobilezone Holding AG	3,642	40,536
Mobimo Holding AG	463	110,367
OC Oerlikon Corp. AG (C)	9,688	109,089
Orascom Development Holding AG (C)	533	8,090
Orell Fuessli Holding AG (A)	92	8,314
Oriflame Holding AG	1,523	34,257
Orior AG	425	34,464
Panalpina Welttransport Holding AG (A)	610	81,371
Phoenix Mecano AG	38	19,479
Plazza AG, Class A	62	14,066
PSP Swiss Property AG	2,300	226,824
Rieter Holding AG	251	32,895
Romande Energie Holding SA	34	40,804
Schaffner Holding AG (C)	40	10,460
Schmolz + Bickenbach AG (C)	39,436	21,657
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Schweiter Technologies AG	71	$62,726
SFS Group AG (C)	840	65,304
Siegfried Holding AG (C)	266	90,975
St. Galler Kantonalbank AG, Class A	125	57,455
Sulzer AG	1,084	86,391
Sunrise Communications Group AG (C)(D)	2,013	177,231
Swiss Prime Site AG (C)	846	68,527
Swissquote Group Holding SA	588	27,206
Tamedia AG	201	21,586
Tecan Group AG	73	14,208
u-blox Holding AG (C)	431	34,682
Valiant Holding AG	1,060	116,658
Valora Holding AG (C)	284	62,256
VAT Group AG (C)(D)	840	73,966
Vaudoise Assurances Holding SA	64	31,628
Vetropack Holding AG	10	20,463
Von Roll Holding AG (A)(C)	7,878	10,588
Vontobel Holding AG	1,927	98,869
VZ Holding AG	161	43,483
Walliser Kantonalbank	203	23,332
Warteck Invest AG (C)	7	13,614
Ypsomed Holding AG (A)(C)	276	32,696
Zehnder Group AG	615	20,925
Zug Estates Holding AG, B Shares	16	27,269
Zuger Kantonalbank AG	13	75,401
		5,841,138
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (B)(C)	138,000	0
United Arab Emirates - 0.0%
Lamprell PLC (C)	33,134	25,549
United Kingdom - 16.3%
4imprint Group PLC	1,523	35,889
A.G. Barr PLC	6,752	67,976
AA PLC	34,743	33,200
Acacia Mining PLC (C)	8,311	19,419
Afren PLC (B)(C)	55,554	0
Aggreko PLC	12,621	117,678
Alizyme PLC (B)(C)	22,479	0
Anglo Pacific Group PLC	12,147	23,135
Anglo-Eastern Plantations PLC	1,225	8,904
Arrow Global Group PLC	6,931	15,599
Ashmore Group PLC	18,787	87,606
Auto Trader Group PLC (D)	47,541	275,899
AVEVA Group PLC	2,666	82,245
Avon Rubber PLC	2,322	36,967
B&M European Value Retail SA	41,571	149,183
Babcock International Group PLC	8,180	51,021
Balfour Beatty PLC	56,923	180,822
BBA Aviation PLC	65,305	181,534
Beazley PLC	34,635	222,596
Bellway PLC	9,329	299,316
Bodycote PLC	12,562	116,194
Bovis Homes Group PLC	13,804	151,533
Braemar Shipping Services PLC	1,328	3,438
Brewin Dolphin Holdings PLC	27,209	111,738
Britvic PLC	13,916	141,732
BTG PLC (C)	20,431	216,655
Cairn Energy PLC (C)	39,916	76,165
Capita PLC (C)	4,370	6,265
Capital & Counties Properties PLC	37,080	109,264
Card Factory PLC	14,688	32,466
CareTech Holdings PLC	1,602	6,994
Carillion PLC (C)	35,521	6,429
Charles Taylor PLC	4,285	11,844
Chemring Group PLC	24,869	51,035

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Chesnara PLC	5,125	$22,546
Cineworld Group PLC	75,022	251,893
Circassia Pharmaceuticals PLC (C)	9,034	5,582
Clarkson PLC	2,778	67,255
Close Brothers Group PLC	12,300	225,730
CLS Holdings PLC	10,759	29,019
CMC Markets PLC (D)	7,009	9,398
Cobham PLC (C)	110,551	137,836
Computacenter PLC	4,832	61,984
Concentric AB	3,084	41,505
Connect Group PLC	21,090	11,511
Consort Medical PLC	3,903	47,015
ConvaTec Group PLC (D)	8,153	14,441
Costain Group PLC	4,797	19,308
Countryside Properties PLC (D)	10,399	40,348
Countrywide PLC (C)	23,471	2,539
Cranswick PLC	5,138	172,555
Crest Nicholson Holdings PLC	16,969	71,023
CYBG PLC	18,464	42,620
Daejan Holdings PLC	569	40,804
Daily Mail & General Trust PLC, Class A	18,218	133,556
Dairy Crest Group PLC	15,577	83,981
Dart Group PLC	2,992	29,475
De La Rue PLC	6,976	37,646
Debenhams PLC	76,182	4,973
Devro PLC	12,253	25,035
DFS Furniture PLC	12,509	28,951
Dialight PLC (C)	105	538
Dialog Semiconductor PLC (C)	5,144	133,300
Dignity PLC	3,439	30,549
Diploma PLC	12,647	195,212
DiscoverIE Group PLC	3,093	14,288
Dixons Carphone PLC	21,551	33,008
Domino's Pizza Group PLC	21,060	62,591
Drax Group PLC	33,303	152,358
Dunelm Group PLC	5,863	40,436
EI Group PLC (C)	40,990	95,063
Electrocomponents PLC	39,376	254,344
Elementis PLC	54,285	126,123
EMIS Group PLC	1,913	22,275
EnQuest PLC (C)	109,392	30,538
Equiniti Group PLC (D)	10,616	29,334
Essentra PLC	14,966	65,318
Euromoney Institutional Investor PLC	4,132	60,936
FDM Group Holdings PLC	3,208	30,456
Fevertree Drinks PLC	3,631	101,815
Findel PLC (C)	8,139	22,147
Firstgroup PLC (C)	121,071	128,741
FLEX LNG, Ltd. (C)	15,708	22,554
Forterra PLC (D)	6,408	18,302
Foxtons Group PLC	23,551	15,965
Fuller Smith & Turner PLC, Class A	1,525	17,293
G4S PLC	4,334	10,940
Galliford Try PLC	8,600	68,326
Games Workshop Group PLC	3,497	135,352
Gem Diamonds, Ltd. (C)	12,666	17,966
Genus PLC	922	25,130
Gocompare.Com Group PLC	23,140	20,218
Grainger PLC	32,768	87,625
Greene King PLC	20,833	140,243
Greggs PLC	6,454	104,171
Gulf Keystone Petroleum, Ltd. (C)	3,224	7,386
Halfords Group PLC	15,547	50,644
Hastings Group Holdings PLC (D)	4,335	10,317
Hays PLC	132,570	236,659
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Headlam Group PLC	6,602	$34,565
Helical PLC	8,263	33,560
Henry Boot PLC	5,301	16,245
Hill & Smith Holdings PLC	7,293	111,614
Hilton Food Group PLC	1,880	21,610
Hollywood Bowl Group PLC	3,814	11,322
HomeServe PLC	16,925	186,952
Howden Joinery Group PLC	43,526	241,504
Hunting PLC	14,400	87,937
Huntsworth PLC	20,713	28,588
Hurricane Energy PLC (C)	21,839	12,229
Ibstock PLC (D)	12,026	30,494
IG Group Holdings PLC	23,595	171,541
IMI PLC	12,615	151,918
Inchcape PLC	25,976	182,787
Indivior PLC (C)	37,592	53,861
Inmarsat PLC	15,832	76,455
Intermediate Capital Group PLC	13,894	165,731
International Personal Finance PLC	12,526	32,662
Interserve PLC (C)	17,216	2,322
IP Group PLC (C)	7,609	10,529
ITE Group PLC	72,836	58,961
J.D. Wetherspoon PLC	7,639	108,265
James Fisher & Sons PLC	5,175	114,230
James Halstead PLC	2,706	14,712
Jardine Lloyd Thompson Group PLC	8,847	213,435
JD Sports Fashion PLC	22,486	100,127
John Laing Group PLC (D)	9,818	41,593
John Menzies PLC	7,323	47,537
John Wood Group PLC	27,017	173,826
JPJ Group PLC (C)	3,107	25,284
Jupiter Fund Management PLC	22,824	85,843
Just Group PLC	20,396	23,843
Kainos Group PLC	4,099	20,808
KAZ Minerals PLC	11,463	77,987
KCOM Group PLC	44,045	40,982
Keller Group PLC	6,571	41,406
Kier Group PLC	16,619	86,326
Kin & Carta PLC	3,492	4,304
Ladbrokes Coral Group PLC (B)(C)	83,260	11,461
Lancashire Holdings, Ltd.	16,425	126,751
Lookers PLC	22,449	26,380
Low & Bonar PLC	22,280	3,967
LSL Property Services PLC	6,404	17,894
M&C Saatchi PLC	253	930
Majestic Wine PLC	3,126	9,863
Man Group PLC	100,818	170,816
Marshalls PLC	12,527	74,134
Marston's PLC	54,494	65,295
McBride PLC (C)	14,770	23,623
McCarthy & Stone PLC (D)	19,899	35,170
Mears Group PLC	8,289	34,589
Meggitt PLC	42,927	257,864
Merlin Entertainments PLC (D)	35,323	143,078
Metro Bank PLC (C)	674	14,517
Millennium & Copthorne Hotels PLC	11,031	65,726
Mitchells & Butlers PLC (C)	18,406	60,412
Mitie Group PLC	42,331	59,688
MJ Gleeson PLC	2,770	22,664
Moneysupermarket.com Group PLC	27,410	96,236
Morgan Advanced Materials PLC	23,456	78,909
Morgan Sindall Group PLC	3,781	50,641
Mothercare PLC (C)	17,482	3,570
MWB Group Holdings PLC (B)(C)	11,618	722
N. Brown Group PLC	9,633	11,559

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
National Express Group PLC	36,763	$175,348
NCC Group PLC	13,335	29,892
Next Fifteen Communications Group PLC	2,559	15,987
Non-Standard Finance PLC (D)	12,541	10,539
Northgate PLC	13,449	64,695
Ocado Group PLC (C)	20,385	205,472
On the Beach Group PLC (D)	5,451	23,364
OneSavings Bank PLC	13,146	58,639
Ophir Energy PLC (C)	20,754	9,416
Oxford Instruments PLC	4,212	48,728
Pagegroup PLC	22,193	127,486
Paragon Banking Group PLC	16,092	79,204
PayPoint PLC	4,414	45,604
Pendragon PLC	102,667	29,412
Pennon Group PLC	26,907	237,857
Petrofac, Ltd.	12,318	74,772
Pets at Home Group PLC	8,991	13,267
Phoenix Group Holdings PLC	27,379	196,611
Photo-Me International PLC	18,684	21,226
Polypipe Group PLC	12,035	50,275
Porvair PLC	2,468	13,023
Premier Foods PLC (C)	41,106	17,328
Premier Oil PLC (C)	52,556	44,353
Provident Financial PLC (C)	4,052	29,679
PZ Cussons PLC	16,024	43,549
QinetiQ Group PLC	39,382	143,822
Quilter PLC (D)	24,785	37,371
Rank Group PLC	7,303	12,798
Rathbone Brothers PLC	3,037	90,630
Reach PLC	27,680	23,289
Redrow PLC	20,414	127,867
Renew Holdings PLC	4,150	17,998
Renewi PLC	86,394	36,221
Renishaw PLC	2,873	155,551
Ricardo PLC	5,161	41,137
Rightmove PLC	34,929	192,497
RM PLC	8,752	22,620
Robert Walters PLC	3,076	21,537
Rotork PLC	60,697	191,661
RPC Group PLC	35,082	291,648
RPS Group PLC	21,630	37,522
Saga PLC	27,771	36,654
Savills PLC	9,220	83,121
Scapa Group PLC	3,955	15,445
SDL PLC	7,019	42,600
Senior PLC	39,546	95,595
Severfield PLC	11,941	10,705
SIG PLC	58,251	81,387
Sirius Minerals PLC (C)	37,690	10,016
Soco International PLC	16,636	14,399
Softcat PLC	5,177	38,850
Spectris PLC	10,598	307,987
Speedy Hire PLC	24,369	18,562
Spirax-Sarco Engineering PLC	731	58,185
Spire Healthcare Group PLC (D)	8,597	11,938
Spirent Communications PLC	67,788	102,711
Sportech PLC (C)	11,390	5,754
Sports Direct International PLC (C)	7,111	21,583
SSP Group PLC	23,298	192,322
St. Modwen Properties PLC	21,589	109,192
Stagecoach Group PLC	27,597	46,625
Stallergenes Greer PLC (C)	390	12,629
SThree PLC	8,144	29,765
Stobart Group, Ltd.	19,806	36,481
Stock Spirits Group PLC	6,082	16,077
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Stolt-Nielsen, Ltd.	2,414	$28,464
STV Group PLC	2,685	12,108
Superdry PLC	3,110	18,556
Synthomer PLC	21,934	99,853
TalkTalk Telecom Group PLC	31,116	45,109
Tate & Lyle PLC	38,330	322,536
Ted Baker PLC	2,952	58,335
Telecom Plus PLC	4,816	87,920
Telit Communications PLC (C)	11,380	18,844
The Go-Ahead Group PLC	4,905	95,531
The Gym Group PLC (D)	3,234	11,250
The Restaurant Group PLC	31,032	56,450
The Vitec Group PLC	2,842	43,165
The Weir Group PLC	78	1,292
Thomas Cook Group PLC	58,171	22,876
Topps Tiles PLC	15,591	12,527
TP ICAP PLC	33,151	127,221
Travis Perkins PLC	14,935	203,612
Trifast PLC	7,237	17,327
TT Electronics PLC	14,769	36,735
Tullow Oil PLC (A)(C)	111,696	253,940
U & I Group PLC	12,008	31,918
Ultra Electronics Holdings PLC	7,729	128,023
Vectura Group PLC (C)	41,947	37,477
Vesuvius PLC	16,164	104,344
Victrex PLC	7,182	209,583
Volex PLC (C)	3,136	3,505
Vp PLC	637	7,988
Watkin Jones PLC	6,905	18,137
WH Smith PLC	6,444	141,359
William Hill PLC	58,234	115,067
Wilmington PLC	8,076	18,377
Wincanton PLC	7,151	22,137
Xaar PLC	5,629	10,407
Zeal Network SE	349	8,321
		18,556,857
United States - 0.6%
Alacer Gold Corp. (C)	21,191	39,116
Argonaut Gold, Inc. (C)	12,132	13,863
Burford Capital, Ltd.	6,428	135,603
Cott Corp.	11,107	154,662
Diversified Gas & Oil PLC	11,112	16,491
Energy Fuels, Inc. (C)	730	2,069
Epsilon Energy, Ltd. (C)	1,800	7,898
Invesque, Inc.	2,000	14,260
Maxar Technologies, Ltd.	1,751	20,919
Ormat Technologies, Inc.	1	38
PureTech Health PLC (C)	5,400	11,796
REC Silicon ASA (C)	135,975	9,301
Reliance Worldwide Corp., Ltd.	18,479	57,932
Sims Metal Management, Ltd.	12,099	85,525
Sundance Energy Australia, Ltd. (C)	33,049	8,336
Tahoe Resources, Inc. (C)	19,100	69,533
		647,342
TOTAL COMMON STOCKS (Cost $129,219,758)		$112,658,828
PREFERRED SECURITIES - 0.2%
Germany - 0.2%
Draegerwerk AG & Company KGaA	721	38,398
Jungheinrich AG	1,991	52,184
Sixt SE	1,166	64,210
STO SE & Company KGaA	124	11,691

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Germany (continued)
Villeroy & Boch AG	625	$9,235
		175,718
TOTAL PREFERRED SECURITIES (Cost $186,962)		$175,718
RIGHTS - 0.0%
Faes Farma SA (Expiration Date: 1-4-19) (C)(E)	20,978	2,462
TOTAL RIGHTS (Cost $2,798)		$2,462
WARRANTS - 0.0%
Ezion Holdings, Ltd. (Expiration Date: 4-6-23; Strike Price: SGD 0.28) (C)	78,780	1,044
Tervita Corp. (Expiration Date: 7-19-20; Strike Price: CAD 18.75) (C)	129	21
TOTAL WARRANTS (Cost $0)		$1,065
SECURITIES LENDING COLLATERAL - 7.9%
John Hancock Collateral Trust, 2.4078% (F)(G)	903,427	9,037,157
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,038,274)		$9,037,157
Total Investments (International Small Company Trust) (Cost $138,447,792) - 107.1%		$121,875,230
Other assets and liabilities, net - (7.1%)		(8,084,330)
TOTAL NET ASSETS - 100.0%		$113,790,900
International Small Company Trust (continued)
Currency Abbreviations
CAD	Canadian Dollar
SGD	Singapore Dollar
Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	4	Long	Mar 2019	$354,959	$343,200	$(11,759)
						$(11,759)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.7%
Canada - 6.2%
Alamos Gold, Inc., Class A (A)	825,500	$2,971,799
Cenovus Energy, Inc.	305,628	2,149,157
Goldcorp, Inc.	243,800	2,387,640
Husky Energy, Inc.	394,200	4,074,247
Wheaton Precious Metals Corp.	370,500	7,232,512
		18,815,355
China - 8.8%
Baidu, Inc., ADR (B)	30,560	4,846,816
China Life Insurance Company, Ltd., H Shares	1,863,000	3,939,769
China Telecom Corp., Ltd., H Shares	12,114,427	6,207,032
NetEase, Inc., ADR	11,500	2,706,755
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	1,209,900	2,456,734
Sinopec Engineering Group Company, Ltd., H Shares	4,421,700	3,629,417
International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sinopharm Group Company, Ltd., H Shares	626,800	$2,638,988
		26,425,511
Denmark - 2.4%
A.P. Moller - Maersk A/S, Series B	2,530	3,182,568
Vestas Wind Systems A/S	52,999	4,011,953
		7,194,521
France - 8.8%
AXA SA	176,748	3,814,563
BNP Paribas SA	142,812	6,449,503
Cie de Saint-Gobain	40,157	1,333,073
Cie Generale des Etablissements Michelin SCA	23,561	2,319,041
Sanofi	85,537	7,420,335
TOTAL SA	57,255	3,019,925
Veolia Environnement SA	104,976	2,149,828
		26,506,268

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany - 6.7%
Bayer AG	61,687	$4,290,260
E.ON SE	346,558	3,420,990
Gerresheimer AG	28,361	1,863,632
Merck KGaA	35,402	3,644,023
Siemens AG	28,740	3,207,433
Telefonica Deutschland Holding AG	917,992	3,613,147
		20,039,485
Hong Kong - 4.1%
China Mobile, Ltd.	472,500	4,572,192
CK Hutchison Holdings, Ltd.	548,500	5,264,619
Kunlun Energy Company, Ltd.	1,383,000	1,469,418
Value Partners Group, Ltd. (A)	1,681,900	1,167,833
		12,474,062
India - 1.1%
Hero MotoCorp, Ltd.	60,144	2,660,254
Jain Irrigation Systems, Ltd.	767,199	767,646
		3,427,900
Ireland - 3.1%
Bank of Ireland Group PLC	537,039	2,986,866
CRH PLC	68,914	1,825,314
Shire PLC	75,618	4,400,029
		9,212,209
Israel - 1.8%
Teva Pharmaceutical Industries, Ltd., ADR (B)	351,158	5,414,856
Italy - 2.1%
Eni SpA	408,878	6,459,137
Japan - 8.9%
Astellas Pharma, Inc.	209,900	2,681,815
Ezaki Glico Company, Ltd.	43,100	2,188,211
Mitsui Fudosan Company, Ltd.	90,400	2,007,956
Panasonic Corp.	589,100	5,292,135
Seven & i Holdings Company, Ltd.	74,200	3,224,369
Sumitomo Metal Mining Company, Ltd.	58,300	1,561,243
Sumitomo Rubber Industries, Ltd.	231,800	2,728,954
Suntory Beverage & Food, Ltd.	83,700	3,779,273
Taiheiyo Cement Corp.	103,800	3,194,465
		26,658,421
Luxembourg - 0.9%
SES SA	135,344	2,591,314
Malta - 0.0%
BGP Holdings PLC (B)(C)	2,126,418	0
Netherlands - 8.5%
Flow Traders (D)	58,545	1,868,669
ING Groep NV	442,163	4,756,175
NXP Semiconductors NV	49,800	3,649,344
QIAGEN NV (B)	44,685	1,526,922
Royal Dutch Shell PLC, B Shares	296,247	8,857,043
SBM Offshore NV	339,956	5,023,008
		25,681,161
Singapore - 1.5%
Singapore Telecommunications, Ltd.	2,091,900	4,502,260
Singapore Telecommunications, Ltd., ADR	2,200	47,300
		4,549,560
South Korea - 8.5%
Hana Financial Group, Inc.	121,581	3,954,158
KB Financial Group, Inc., ADR	109,651	4,603,149
Korea Electric Power Corp.	65,288	1,933,937
Lotte Chemical Corp. (B)	12,543	3,118,591
Samsung Electronics Company, Ltd.	348,037	12,115,766
		25,725,601
International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland - 4.8%
Landis+Gyr Group AG (A)(B)	28,189	$1,587,501
Roche Holding AG	36,738	9,120,534
UBS Group AG (B)	307,537	3,835,984
		14,544,019
Taiwan - 2.2%
Quanta Computer, Inc.	1,206,000	2,064,096
Taiwan Semiconductor Manufacturing Company, Ltd.	608,000	4,414,830
		6,478,926
Thailand - 2.3%
Bangkok Bank PCL	303,100	1,929,241
Bangkok Bank PCL, NVDR	519,000	3,239,118
Kasikornbank PCL, Foreign Quota Shares	93,000	527,589
Kasikornbank PCL, NVDR	240,400	1,367,526
		7,063,474
United Kingdom - 14.0%
BAE Systems PLC	396,302	2,317,913
Barclays PLC	1,914,323	3,662,617
BP PLC	1,594,008	10,076,820
Cobham PLC (B)	1,304,822	1,626,863
HSBC Holdings PLC	645,474	5,324,990
Johnson Matthey PLC	119,591	4,270,075
Kingfisher PLC	1,327,975	3,491,634
Standard Chartered PLC	1,079,947	8,392,986
Vodafone Group PLC	1,513,219	2,942,135
		42,106,033
TOTAL COMMON STOCKS (Cost $316,850,515)		$291,367,813
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral Trust, 2.4078% (E)(F)	415,182	4,153,152
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,152,972)		$4,153,152
SHORT-TERM INVESTMENTS - 2.3%
U.S. Government Agency - 2.3%
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	$7,000,000	7,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,999,582)		$7,000,000
Total Investments (International Value Trust) (Cost $328,003,069) - 100.4%		$302,520,965
Other assets and liabilities, net - (0.4%)		(1,317,375)
TOTAL NET ASSETS - 100.0%		$301,203,590
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Non-income producing security.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Lifestyle Aggressive Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 82.4%
Equity - 82.4%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	1,485,586	$25,448,082
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $26,559,732)		$25,448,082
UNAFFILIATED INVESTMENT COMPANIES - 17.6%
Exchange-traded funds - 17.6%
Financial Select Sector SPDR Fund (D)	23,164	551,766
Vanguard Energy ETF	4,950	381,695
Vanguard FTSE Emerging Markets ETF	42,873	1,633,461
Vanguard Health Care ETF	1,356	217,774
Vanguard Information Technology ETF	4,624	771,422
Vanguard Materials ETF	1,172	129,893
Vanguard Mid-Cap ETF	6,785	937,551
Vanguard Real Estate ETF	4,130	307,974
Vanguard Small-Cap ETF	3,820	504,202
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,533,464)		$5,435,738
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust, 2.4078% (E)(F)	55,274	552,919
TOTAL SECURITIES LENDING COLLATERAL (Cost $552,887)		$552,919
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	14,454	14,454
TOTAL SHORT-TERM INVESTMENTS (Cost $14,454)		$14,454
Total Investments (Lifestyle Aggressive Portfolio) (Cost $32,660,537) - 101.9%		$31,451,193
Other assets and liabilities, net - (1.9%)		(578,646)
TOTAL NET ASSETS - 100.0%		$30,872,547
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	All or a portion of this security is on loan as of 12-31-18.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 48.9%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	25,731,123	$440,774,144
Lifestyle Balanced Portfolio (continued)
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) (continued)
Fixed income - 51.1%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	35,456,668	$460,227,551
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $918,888,858)		$901,001,695
Total Investments (Lifestyle Balanced Portfolio) (Cost $918,888,858) - 100.0%		$901,001,695
Other assets and liabilities, net - (0.0%)		(41,253)
TOTAL NET ASSETS - 100.0%		$900,960,442
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.1%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	2,121,271	$36,337,378
Fixed income - 79.9%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	11,092,242	143,977,300
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $187,747,839)		$180,314,678
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	1,240	1,240
TOTAL SHORT-TERM INVESTMENTS (Cost $1,240)		$1,240
Total Investments (Lifestyle Conservative Portfolio) (Cost $187,749,079) - 100.0%		$180,315,918
Other assets and liabilities, net - (0.0%)		(17,562)
TOTAL NET ASSETS - 100.0%		$180,298,356
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 69.2%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	233,132,290	$3,993,467,845

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Lifestyle Growth Portfolio (continued)
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) (continued)
Fixed income - 30.8%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	136,878,053	$1,776,677,134
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,808,161,542)		$5,770,144,979
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	54	54
TOTAL SHORT-TERM INVESTMENTS (Cost $54)		$54
Total Investments (Lifestyle Growth Portfolio) (Cost $5,808,161,596) - 100.0%		$5,770,145,033
Other assets and liabilities, net - 0.0%		713,718
TOTAL NET ASSETS - 100.0%		$5,770,858,751
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 38.7%
Strategic Equity Allocation, Series NAV, JHVIT (JHAM) (B)(C)	6,326,739	$108,377,041
Fixed income - 61.3%
Select Bond, Series NAV, JHVIT (JHAM) (B)(C)(D)	13,223,398	171,639,709
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $287,403,952)		$280,016,750
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (E)	535	535
TOTAL SHORT-TERM INVESTMENTS (Cost $535)		$535
Total Investments (Lifestyle Moderate Portfolio) (Cost $287,404,487) - 100.0%		$280,017,285
Other assets and liabilities, net - (0.0%)		(21,330)
TOTAL NET ASSETS - 100.0%		$279,995,955
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Formerly known as Bond Trust.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
Mid Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.9%
Communication services – 2.5%
Entertainment – 0.9%
Cinemark Holdings, Inc.	90,003	$3,222,107
Live Nation Entertainment, Inc. (A)	117,080	5,766,190
World Wrestling Entertainment, Inc., Class A	36,823	2,751,415
		11,739,712
Interactive media and services – 0.3%
Cars.com, Inc. (A)	53,364	1,147,326
Yelp, Inc. (A)	64,842	2,268,822
		3,416,148
Media – 1.1%
AMC Networks, Inc., Class A (A)	38,144	2,093,343
Cable One, Inc.	4,194	3,439,499
John Wiley & Sons, Inc., Class A	38,193	1,793,925
Meredith Corp. (B)	33,681	1,749,391
TEGNA, Inc.	182,633	1,985,221
The New York Times Company, Class A	119,782	2,669,941
		13,731,320
Wireless telecommunication services – 0.2%
Telephone & Data Systems, Inc.	78,703	2,560,996
		31,448,176
Consumer discretionary – 11.6%
Auto components – 0.8%
Adient PLC	73,363	1,104,847
Dana, Inc.	122,115	1,664,427
Delphi Technologies PLC	75,240	1,077,437
Gentex Corp.	221,905	4,484,700
Visteon Corp. (A)	24,490	1,476,257
		9,807,668
Automobiles – 0.2%
Thor Industries, Inc.	42,539	2,212,028
Distributors – 0.4%
Pool Corp.	34,127	5,072,979
Diversified consumer services – 1.0%
Adtalem Global Education, Inc. (A)	49,736	2,353,508
Graham Holdings Company, Class B	3,673	2,352,850
Service Corp. International	153,193	6,167,550
Sotheby's (A)	29,484	1,171,694
Weight Watchers International, Inc. (A)	32,951	1,270,261
		13,315,863
Hotels, restaurants and leisure – 3.9%
Boyd Gaming Corp.	68,295	1,419,170
Brinker International, Inc. (B)	32,681	1,437,310
Churchill Downs, Inc.	10,138	2,473,064
Cracker Barrel Old Country Store, Inc. (B)	20,338	3,251,233
Domino's Pizza, Inc.	35,213	8,732,472
Dunkin' Brands Group, Inc.	69,925	4,483,591
Eldorado Resorts, Inc. (A)	54,896	1,987,784
International Speedway Corp., Class A	20,626	904,656
Jack in the Box, Inc.	21,798	1,692,179
Marriott Vacations Worldwide Corp.	34,612	2,440,492
Papa John's International, Inc.	18,964	754,957
Penn National Gaming, Inc. (A)	91,604	1,724,903
Scientific Games Corp. (A)	46,351	828,756
Six Flags Entertainment Corp.	60,753	3,379,689
Texas Roadhouse, Inc.	56,376	3,365,647
The Cheesecake Factory, Inc. (B)	35,316	1,536,599
The Wendy's Company	158,191	2,469,362
Wyndham Destinations, Inc.	82,537	2,958,126
Wyndham Hotels & Resorts, Inc.	83,995	3,810,853
		49,650,843

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables – 1.5%
Helen of Troy, Ltd. (A)	22,358	$2,932,922
KB Home	73,036	1,394,988
NVR, Inc. (A)	2,876	7,008,783
Tempur Sealy International, Inc. (A)(B)	38,643	1,599,820
Toll Brothers, Inc.	114,938	3,784,908
TRI Pointe Group, Inc. (A)	120,482	1,316,868
Tupperware Brands Corp.	41,151	1,299,137
		19,337,426
Leisure products – 0.6%
Brunswick Corp.	73,566	3,417,141
Polaris Industries, Inc.	49,173	3,770,586
		7,187,727
Multiline retail – 0.4%
Big Lots, Inc.	34,085	985,738
Dillard's, Inc., Class A (B)	15,655	944,153
Ollie's Bargain Outlet Holdings, Inc. (A)	43,648	2,903,028
		4,832,919
Specialty retail – 2.1%
Aaron's, Inc.	58,074	2,442,012
American Eagle Outfitters, Inc.	142,441	2,753,385
AutoNation, Inc. (A)	48,595	1,734,842
Bed Bath & Beyond, Inc. (B)	116,964	1,324,032
Dick's Sporting Goods, Inc. (B)	62,453	1,948,534
Five Below, Inc. (A)	47,264	4,836,052
Murphy USA, Inc. (A)	25,456	1,950,948
Sally Beauty Holdings, Inc. (A)	101,503	1,730,626
Signet Jewelers, Ltd.	43,867	1,393,655
The Michaels Companies, Inc. (A)	76,125	1,030,733
Urban Outfitters, Inc. (A)	63,814	2,118,625
Williams-Sonoma, Inc. (B)	67,824	3,421,721
		26,685,165
Textiles, apparel and luxury goods – 0.7%
Carter's, Inc.	38,825	3,168,897
Deckers Outdoor Corp. (A)	24,654	3,154,479
Skechers U.S.A., Inc., Class A (A)	113,363	2,594,879
		8,918,255
		147,020,873
Consumer staples – 2.9%
Beverages – 0.1%
The Boston Beer Company, Inc., Class A (A)	7,298	1,757,650
Food and staples retailing – 0.5%
Casey's General Stores, Inc.	31,027	3,975,800
Sprouts Farmers Market, Inc. (A)	108,018	2,539,503
		6,515,303
Food products – 1.7%
Flowers Foods, Inc.	155,090	2,864,512
Ingredion, Inc.	59,857	5,470,930
Lancaster Colony Corp.	16,525	2,922,612
Post Holdings, Inc. (A)	56,449	5,031,299
Sanderson Farms, Inc.	17,041	1,692,001
The Hain Celestial Group, Inc. (A)	75,550	1,198,223
Tootsie Roll Industries, Inc. (B)	15,693	524,146
TreeHouse Foods, Inc. (A)	47,534	2,410,449
		22,114,172
Household products – 0.2%
Energizer Holdings, Inc.	50,574	2,283,416
Personal products – 0.4%
Edgewell Personal Care Company (A)	45,776	1,709,734
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Nu Skin Enterprises, Inc., Class A	46,930	$2,878,217
		4,587,951
		37,258,492
Energy – 3.7%
Energy equipment and services – 1.1%
Apergy Corp. (A)	65,663	1,778,154
Core Laboratories NV	37,377	2,229,899
Diamond Offshore Drilling, Inc. (A)(B)	54,298	512,573
Dril-Quip, Inc. (A)	30,340	911,110
Ensco PLC, Class A (B)	370,385	1,318,571
McDermott International, Inc. (A)	152,543	997,631
Oceaneering International, Inc. (A)	83,525	1,010,653
Patterson-UTI Energy, Inc.	184,187	1,906,335
Rowan Companies PLC, Class A (A)	107,360	900,750
Transocean, Ltd. (A)	428,571	2,974,283
		14,539,959
Oil, gas and consumable fuels – 2.6%
Callon Petroleum Company (A)	192,287	1,247,943
Chesapeake Energy Corp. (A)(B)	772,700	1,622,670
CNX Resources Corp. (A)	172,499	1,969,939
EQT Corp.	215,504	4,070,871
Equitrans Midstream Corp. (A)	172,290	3,449,246
Matador Resources Company (A)	87,678	1,361,639
Murphy Oil Corp.	137,843	3,224,148
Oasis Petroleum, Inc. (A)	225,869	1,249,056
PBF Energy, Inc., Class A	101,656	3,321,102
QEP Resources, Inc. (A)	200,005	1,126,028
Range Resources Corp.	174,949	1,674,262
SM Energy Company	87,072	1,347,875
Southwestern Energy Company (A)	491,920	1,677,447
World Fuel Services Corp.	56,932	1,218,914
WPX Energy, Inc. (A)	334,808	3,800,071
		32,361,211
		46,901,170
Financials – 16.2%
Banks – 7.3%
Associated Banc-Corp.	140,376	2,778,041
BancorpSouth Bank	76,801	2,007,578
Bank of Hawaii Corp.	35,310	2,377,069
Bank OZK	102,147	2,332,016
Cathay General Bancorp	65,239	2,187,464
Chemical Financial Corp.	60,469	2,213,770
Commerce Bancshares, Inc.	83,966	4,733,172
Cullen/Frost Bankers, Inc.	54,153	4,762,215
East West Bancorp, Inc.	122,759	5,343,699
First Horizon National Corp.	274,599	3,613,723
FNB Corp.	274,369	2,699,791
Fulton Financial Corp.	148,892	2,304,848
Hancock Whitney Corp.	71,958	2,493,345
Home BancShares, Inc.	134,723	2,201,374
International Bancshares Corp.	46,383	1,595,575
MB Financial, Inc.	71,248	2,823,558
PacWest Bancorp	103,092	3,430,902
Pinnacle Financial Partners, Inc.	62,135	2,864,424
Prosperity Bancshares, Inc.	56,279	3,506,182
Signature Bank	45,193	4,646,292
Sterling Bancorp	190,375	3,143,091
Synovus Financial Corp.	141,074	4,512,957
TCF Financial Corp.	141,031	2,748,694
Texas Capital Bancshares, Inc. (A)	42,634	2,178,171
Trustmark Corp.	56,674	1,611,242
UMB Financial Corp.	38,098	2,322,835
Umpqua Holdings Corp.	186,669	2,968,037

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
United Bankshares, Inc.	87,331	$2,716,867
Valley National Bancorp	280,089	2,487,190
Webster Financial Corp.	78,050	3,847,085
Wintrust Financial Corp.	47,702	3,171,706
		92,622,913
Capital markets – 2.9%
Eaton Vance Corp.	98,678	3,471,492
Evercore, Inc., Class A	34,270	2,452,361
FactSet Research Systems, Inc.	32,200	6,444,186
Federated Investors, Inc., Class B	80,772	2,144,497
Interactive Brokers Group, Inc., Class A	63,673	3,479,729
Janus Henderson Group PLC	141,348	2,928,731
Legg Mason, Inc.	72,394	1,846,771
MarketAxess Holdings, Inc.	31,822	6,724,307
SEI Investments Company	110,622	5,110,736
Stifel Financial Corp.	60,989	2,526,164
		37,128,974
Consumer finance – 0.4%
Navient Corp.	194,517	1,713,695
SLM Corp. (A)	369,093	3,067,163
		4,780,858
Insurance – 5.1%
Alleghany Corp.	12,560	7,828,899
American Financial Group, Inc.	59,687	5,403,464
Aspen Insurance Holdings, Ltd.	50,536	2,122,007
Brown & Brown, Inc.	198,532	5,471,542
CNO Financial Group, Inc.	139,862	2,081,147
First American Financial Corp.	94,524	4,219,551
Genworth Financial, Inc., Class A (A)	423,518	1,973,594
Kemper Corp.	51,625	3,426,868
Mercury General Corp.	22,923	1,185,348
Old Republic International Corp.	240,917	4,955,663
Primerica, Inc.	36,310	3,547,850
Reinsurance Group of America, Inc.	53,143	7,452,243
RenaissanceRe Holdings, Ltd.	34,091	4,557,967
The Hanover Insurance Group, Inc.	35,801	4,180,483
W.R. Berkley Corp.	81,669	6,036,156
		64,442,782
Thrifts and mortgage finance – 0.5%
LendingTree, Inc. (A)(B)	6,282	1,379,339
New York Community Bancorp, Inc.	415,488	3,909,742
Washington Federal, Inc.	69,032	1,843,845
		7,132,926
		206,108,453
Health care – 9.9%
Biotechnology – 0.9%
Exelixis, Inc. (A)	253,141	4,979,283
Ligand Pharmaceuticals, Inc. (A)	17,967	2,438,122
United Therapeutics Corp. (A)	36,902	4,018,628
		11,436,033
Health care equipment and supplies – 4.6%
Avanos Medical, Inc. (A)	40,164	1,798,946
Cantel Medical Corp.	30,668	2,283,233
Globus Medical, Inc., Class A (A)	64,355	2,785,284
Haemonetics Corp. (A)	43,813	4,383,491
Hill-Rom Holdings, Inc.	56,959	5,043,719
ICU Medical, Inc. (A)	14,070	3,230,894
Inogen, Inc. (A)	14,943	1,855,472
Integra LifeSciences Holdings Corp. (A)	59,796	2,696,800
LivaNova PLC (A)	41,219	3,770,302
Masimo Corp. (A)	41,275	4,431,697
NuVasive, Inc. (A)	43,444	2,153,085
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
STERIS PLC	71,583	$7,648,644
Teleflex, Inc.	38,928	10,062,108
West Pharmaceutical Services, Inc.	62,714	6,147,853
		58,291,528
Health care providers and services – 2.0%
Acadia Healthcare Company, Inc. (A)(B)	74,608	1,918,172
Chemed Corp.	13,553	3,839,294
Encompass Health Corp.	83,756	5,167,745
HealthEquity, Inc. (A)	45,982	2,742,826
MEDNAX, Inc. (A)	75,720	2,498,760
Molina Healthcare, Inc. (A)	52,821	6,138,857
Patterson Companies, Inc. (B)	69,737	1,371,029
Tenet Healthcare Corp. (A)	70,095	1,201,428
		24,878,111
Health care technology – 0.4%
Allscripts Healthcare Solutions, Inc. (A)	147,539	1,422,276
Medidata Solutions, Inc. (A)	51,806	3,492,761
		4,915,037
Life sciences tools and services – 1.5%
Bio-Rad Laboratories, Inc., Class A (A)	17,046	3,958,422
Bio-Techne Corp.	32,013	4,632,921
Charles River Laboratories International, Inc. (A)	40,715	4,608,124
PRA Health Sciences, Inc. (A)	49,503	4,552,296
Syneos Health, Inc. (A)	51,616	2,031,090
		19,782,853
Pharmaceuticals – 0.5%
Catalent, Inc. (A)	123,087	3,837,853
Mallinckrodt PLC (A)	70,404	1,112,383
Prestige Consumer Healthcare, Inc. (A)	43,718	1,350,012
		6,300,248
		125,603,810
Industrials – 15.2%
Aerospace and defense – 1.0%
Curtiss-Wright Corp.	37,042	3,782,729
Esterline Technologies Corp. (A)	22,492	2,731,653
Teledyne Technologies, Inc. (A)	30,546	6,325,160
		12,839,542
Airlines – 0.3%
JetBlue Airways Corp. (A)	258,054	4,144,347
Building products – 0.7%
Lennox International, Inc.	30,690	6,716,813
Resideo Technologies, Inc. (A)	104,142	2,140,118
		8,856,931
Commercial services and supplies – 1.4%
Clean Harbors, Inc. (A)	43,070	2,125,505
Deluxe Corp.	39,226	1,507,847
Healthcare Services Group, Inc. (B)	62,454	2,509,402
Herman Miller, Inc.	50,256	1,520,244
HNI Corp.	37,231	1,319,094
MSA Safety, Inc.	29,692	2,799,065
Pitney Bowes, Inc.	158,904	939,123
Stericycle, Inc. (A)	72,182	2,648,358
The Brink's Company	42,861	2,770,964
		18,139,602
Construction and engineering – 1.2%
AECOM (A)	132,416	3,509,024
Dycom Industries, Inc. (A)	26,433	1,428,439
EMCOR Group, Inc.	48,728	2,908,574
Granite Construction, Inc.	39,720	1,599,922
KBR, Inc.	119,146	1,808,636

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
MasTec, Inc. (A)(B)	53,967	$2,188,902
Valmont Industries, Inc.	18,705	2,075,320
		15,518,817
Electrical equipment – 1.3%
Acuity Brands, Inc.	33,954	3,903,012
EnerSys	35,682	2,769,280
Hubbell, Inc.	46,289	4,598,349
nVent Electric PLC	138,290	3,105,993
Regal Beloit Corp.	36,534	2,559,207
		16,935,841
Industrial conglomerates – 0.4%
Carlisle Companies, Inc.	50,352	5,061,383
Machinery – 5.1%
AGCO Corp.	55,673	3,099,316
Crane Company	42,811	3,090,098
Donaldson Company, Inc.	108,268	4,697,749
Graco, Inc.	140,900	5,896,665
IDEX Corp.	64,937	8,198,946
ITT, Inc.	74,086	3,576,131
Kennametal, Inc.	69,542	2,314,358
Lincoln Electric Holdings, Inc.	54,561	4,302,135
Nordson Corp.	44,338	5,291,740
Oshkosh Corp.	60,874	3,732,185
Terex Corp.	54,801	1,510,864
The Timken Company	58,640	2,188,445
The Toro Company	89,134	4,980,808
Trinity Industries, Inc.	123,906	2,551,225
Wabtec Corp. (B)	72,802	5,114,341
Woodward, Inc.	47,087	3,498,093
		64,043,099
Marine – 0.2%
Kirby Corp. (A)	45,533	3,067,103
Professional services – 1.1%
ASGN, Inc. (A)	44,434	2,421,653
Insperity, Inc.	32,209	3,007,032
ManpowerGroup, Inc.	52,363	3,393,122
The Dun & Bradstreet Corp.	31,435	4,487,032
		13,308,839
Road and rail – 1.7%
Avis Budget Group, Inc. (A)	55,038	1,237,254
Genesee & Wyoming, Inc., Class A (A)	49,448	3,660,141
Knight-Swift Transportation Holdings, Inc. (B)	106,441	2,668,476
Landstar System, Inc.	34,745	3,324,054
Old Dominion Freight Line, Inc.	55,342	6,834,184
Ryder System, Inc.	45,048	2,169,061
Werner Enterprises, Inc.	37,398	1,104,737
		20,997,907
Trading companies and distributors – 0.8%
GATX Corp.	31,810	2,252,466
MSC Industrial Direct Company, Inc., Class A	38,442	2,956,959
NOW, Inc. (A)	91,762	1,068,110
Watsco, Inc.	27,190	3,783,217
		10,060,752
		192,974,163
Information technology – 15.1%
Communications equipment – 1.4%
ARRIS International PLC (A)	138,364	4,229,787
Ciena Corp. (A)	120,886	4,099,244
InterDigital, Inc.	28,655	1,903,552
Lumentum Holdings, Inc. (A)	62,356	2,619,576
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
NetScout Systems, Inc. (A)	59,229	$1,399,581
Plantronics, Inc.	27,861	922,199
ViaSat, Inc. (A)(B)	47,506	2,800,479
		17,974,418
Electronic equipment, instruments and components – 4.0%
Arrow Electronics, Inc. (A)	73,857	5,092,440
Avnet, Inc.	94,169	3,399,501
Belden, Inc.	34,143	1,426,153
Cognex Corp.	145,789	5,637,661
Coherent, Inc. (A)	20,654	2,183,334
Jabil, Inc.	121,715	3,017,315
Littelfuse, Inc.	21,312	3,654,582
National Instruments Corp.	95,297	4,324,578
SYNNEX Corp.	35,027	2,831,583
Tech Data Corp. (A)	31,601	2,585,278
Trimble, Inc. (A)	212,630	6,997,653
Vishay Intertechnology, Inc.	111,956	2,016,328
Zebra Technologies Corp., Class A (A)	45,552	7,253,245
		50,419,651
IT services – 2.6%
CACI International, Inc., Class A (A)	21,039	3,030,247
CoreLogic, Inc. (A)	68,049	2,274,198
Leidos Holdings, Inc.	126,797	6,684,738
LiveRamp Holdings, Inc. (A)(B)	65,624	2,535,055
MAXIMUS, Inc.	54,290	3,533,736
Perspecta, Inc.	119,594	2,059,409
Sabre Corp.	233,085	5,043,959
Science Applications International Corp.	36,025	2,294,793
WEX, Inc. (A)	36,510	5,113,591
		32,569,726
Semiconductors and semiconductor equipment – 3.0%
Cirrus Logic, Inc. (A)	50,693	1,681,994
Cree, Inc. (A)	86,842	3,714,667
Cypress Semiconductor Corp.	306,525	3,898,998
First Solar, Inc. (A)	63,762	2,707,016
Integrated Device Technology, Inc. (A)	109,220	5,289,525
MKS Instruments, Inc.	45,705	2,953,000
Monolithic Power Systems, Inc.	33,038	3,840,668
Silicon Laboratories, Inc. (A)	36,475	2,874,595
Synaptics, Inc. (A)	29,330	1,091,369
Teradyne, Inc.	151,763	4,762,323
Universal Display Corp. (B)	35,893	3,358,508
Versum Materials, Inc.	92,375	2,560,635
		38,733,298
Software – 3.9%
ACI Worldwide, Inc. (A)	98,285	2,719,546
Blackbaud, Inc.	41,127	2,586,888
CDK Global, Inc.	109,029	5,220,309
CommVault Systems, Inc. (A)	32,923	1,945,420
Fair Isaac Corp. (A)	24,511	4,583,557
j2 Global, Inc.	39,719	2,755,704
LogMeIn, Inc.	43,309	3,532,715
Manhattan Associates, Inc. (A)	55,277	2,342,086
PTC, Inc. (A)	90,426	7,496,315
Teradata Corp. (A)	100,086	3,839,299
The Ultimate Software Group, Inc. (A)	26,471	6,481,954
Tyler Technologies, Inc. (A)	32,867	6,107,346
		49,611,139
Technology hardware, storage and peripherals – 0.2%
NCR Corp. (A)	100,157	2,311,624
		191,619,856
Materials – 6.6%

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals – 2.6%
Ashland Global Holdings, Inc.	52,911	$3,754,565
Cabot Corp.	50,846	2,183,327
Minerals Technologies, Inc.	29,810	1,530,445
NewMarket Corp.	7,520	3,098,917
Olin Corp.	141,131	2,838,144
PolyOne Corp.	67,744	1,937,478
RPM International, Inc.	112,360	6,604,521
Sensient Technologies Corp.	35,888	2,004,345
The Chemours Company	144,874	4,088,344
The Scotts Miracle-Gro Company	33,265	2,044,467
Valvoline, Inc.	159,339	3,083,210
		33,167,763
Construction materials – 0.2%
Eagle Materials, Inc.	39,712	2,423,623
Containers and packaging – 1.4%
AptarGroup, Inc.	53,170	5,001,702
Bemis Company, Inc.	77,054	3,536,779
Greif, Inc., Class A	21,828	810,037
Owens-Illinois, Inc. (A)	134,534	2,319,366
Silgan Holdings, Inc.	65,414	1,545,079
Sonoco Products Company	84,492	4,489,060
		17,702,023
Metals and mining – 2.0%
Allegheny Technologies, Inc. (A)	106,465	2,317,743
Carpenter Technology Corp.	40,026	1,425,326
Commercial Metals Company	99,892	1,600,270
Compass Minerals International, Inc. (B)	28,709	1,196,878
Reliance Steel & Aluminum Company	59,637	4,244,365
Royal Gold, Inc.	55,465	4,750,577
Steel Dynamics, Inc.	194,366	5,838,755
United States Steel Corp.	149,825	2,732,808
Worthington Industries, Inc.	34,129	1,189,054
		25,295,776
Paper and forest products – 0.4%
Domtar Corp.	53,241	1,870,356
Louisiana-Pacific Corp.	119,564	2,656,712
		4,527,068
		83,116,253
Real estate – 9.6%
Equity real estate investment trusts – 9.1%
Alexander & Baldwin, Inc. (A)	57,623	1,059,111
American Campus Communities, Inc.	116,117	4,806,083
Camden Property Trust	78,819	6,940,013
CoreCivic, Inc.	100,434	1,790,738
CoreSite Realty Corp.	31,030	2,706,747
Corporate Office Properties Trust	92,189	1,938,735
Cousins Properties, Inc.	356,063	2,812,898
CyrusOne, Inc.	89,598	4,737,942
Douglas Emmett, Inc.	136,825	4,669,837
EPR Properties	62,858	4,024,798
First Industrial Realty Trust, Inc.	106,905	3,085,278
Healthcare Realty Trust, Inc.	106,068	3,016,574
Highwoods Properties, Inc.	87,624	3,390,173
Hospitality Properties Trust	139,238	3,325,003
JBG SMITH Properties	92,087	3,205,548
Kilroy Realty Corp.	85,278	5,362,281
Lamar Advertising Company, Class A	72,024	4,982,620
Liberty Property Trust	125,163	5,241,826
Life Storage, Inc.	39,419	3,665,573
Mack-Cali Realty Corp.	76,655	1,501,671
Medical Properties Trust, Inc.	308,953	4,967,964
National Retail Properties, Inc.	134,682	6,533,424
Omega Healthcare Investors, Inc.	169,888	5,971,563
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Pebblebrook Hotel Trust	108,397	$3,068,719
PotlatchDeltic Corp.	57,223	1,810,536
Rayonier, Inc.	109,645	3,036,070
Sabra Health Care REIT, Inc.	151,100	2,490,128
Senior Housing Properties Trust	201,344	2,359,752
Tanger Factory Outlet Centers, Inc.	79,392	1,605,306
Taubman Centers, Inc.	51,679	2,350,878
The GEO Group, Inc.	102,934	2,027,800
Uniti Group, Inc.	151,556	2,359,727
Urban Edge Properties	97,106	1,613,902
Weingarten Realty Investors	101,051	2,507,075
		114,966,293
Real estate management and development – 0.5%
Jones Lang LaSalle, Inc.	38,576	4,883,722
Realogy Holdings Corp. (B)	100,139	1,470,041
		6,353,763
		121,320,056
Utilities – 5.6%
Electric utilities – 1.6%
ALLETE, Inc.	43,457	3,312,293
Hawaiian Electric Industries, Inc.	92,144	3,374,313
IDACORP, Inc.	42,685	3,972,266
OGE Energy Corp.	169,100	6,627,029
PNM Resources, Inc.	67,507	2,773,863
		20,059,764
Gas utilities – 2.5%
Atmos Energy Corp.	98,897	9,169,730
National Fuel Gas Company	72,816	3,726,723
New Jersey Resources Corp.	74,947	3,422,829
ONE Gas, Inc.	44,470	3,539,812
Southwest Gas Holdings, Inc.	44,868	3,432,402
UGI Corp.	147,227	7,854,560
		31,146,056
Multi-utilities – 1.1%
Black Hills Corp.	45,691	2,868,481
MDU Resources Group, Inc.	166,012	3,957,726
NorthWestern Corp.	42,517	2,527,210
Vectren Corp.	70,370	5,065,233
		14,418,650
Water utilities – 0.4%
Aqua America, Inc.	150,709	5,152,741
		70,777,211
TOTAL COMMON STOCKS (Cost $1,203,372,388)		$1,254,148,513
RIGHTS – 0.0%
Community Health Systems, Inc. (A)(C)	137,366	124
TOTAL RIGHTS (Cost $8,929)		$124
SECURITIES LENDING COLLATERAL – 3.3%
John Hancock Collateral Trust, 2.4078% (D)(E)	4,164,314	41,656,466
TOTAL SECURITIES LENDING COLLATERAL (Cost $41,654,808)		$41,656,466
SHORT-TERM INVESTMENTS – 1.2%
U.S. Government Agency – 1.1%
Federal Home Loan Bank Discount Note
2.185%, 01/02/2019 *	$2,000,000	2,000,000
2.285%, 01/10/2019 *	5,000,000	4,997,355
2.350%, 01/24/2019 *	7,000,000	6,989,822
		13,987,177

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,818,131 on 1-2-19, collateralized by $1,865,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $1,858,795, including interest)	$1,818,000	$1,818,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,804,513)		$15,805,177
Total Investments (Mid Cap Index Trust) (Cost $1,260,840,638) – 103.4%		$1,311,610,280
Other assets and liabilities, net – (3.4%)		(43,331,665)
TOTAL NET ASSETS – 100.0%		$1,268,278,615
Mid Cap Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Strike price and/or expiration date not available.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	107	Long	Mar 2019	$18,777,688	$17,785,540	$(992,148)
						$(992,148)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 89.4%
Communication services – 6.5%
Entertainment – 4.3%
Spotify Technology SA (A)	145,989	$16,569,752
Take-Two Interactive Software, Inc. (A)	117,655	12,111,406
		28,681,158
Interactive media and services – 2.2%
TripAdvisor, Inc. (A)	140,181	7,561,363
Zillow Group, Inc., Class C (A)(B)	224,385	7,086,078
		14,647,441
Media – 0.0%
Ocean Outdoor, Ltd. (A)(C)(D)	9,958	95,348
		43,423,947
Consumer discretionary – 14.8%
Diversified consumer services – 1.3%
Grand Canyon Education, Inc. (A)	86,993	8,363,507
Hotels, restaurants and leisure – 7.6%
Hilton Grand Vacations, Inc. (A)	207,468	5,475,081
Marriott Vacations Worldwide Corp.	110,132	7,765,407
Melco Resorts & Entertainment, Ltd., ADR	371,162	6,539,874
Norwegian Cruise Line Holdings, Ltd. (A)	224,920	9,534,359
Planet Fitness, Inc., Class A (A)	164,998	8,847,193
Vail Resorts, Inc.	59,577	12,560,023
		50,721,937
Internet and direct marketing retail – 2.4%
Wayfair, Inc., Class A (A)(B)	181,225	16,324,748
Leisure products – 1.0%
Polaris Industries, Inc.	87,277	6,692,400
Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail – 1.3%
Floor & Decor Holdings, Inc., Class A (A)(B)	328,160	$8,499,344
JAND, Inc., Class A (A)(D)(E)	28,798	427,362
		8,926,706
Textiles, apparel and luxury goods – 1.2%
Under Armour, Inc., Class A (A)(B)	92,880	1,641,190
Under Armour, Inc., Class C (A)	401,946	6,499,467
		8,140,657
		99,169,955
Consumer staples – 4.6%
Beverages – 2.7%
Monster Beverage Corp. (A)	367,792	18,102,722
Food products – 1.9%
Lamb Weston Holdings, Inc.	176,119	12,955,314
		31,058,036
Energy – 1.2%
Oil, gas and consumable fuels – 1.2%
Diamondback Energy, Inc.	29,105	2,698,034
WPX Energy, Inc. (A)	466,803	5,298,214
		7,996,248
Financials – 2.6%
Capital markets – 2.6%
TD Ameritrade Holding Corp.	350,329	17,152,108
Diversified financial services – 0.0%
J2 Acquisition, Ltd. (A)(C)	24,340	223,704
		17,375,812
Health care – 22.1%

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology – 6.6%
Bluebird Bio, Inc. (A)(B)	13,039	$1,293,469
Exact Sciences Corp. (A)	321,496	20,286,398
Galapagos NV (A)	59,887	5,489,304
Galapagos NV, ADR (A)	8,517	781,350
Ionis Pharmaceuticals, Inc. (A)(B)	150,719	8,147,869
Sage Therapeutics, Inc. (A)	44,652	4,277,215
Seattle Genetics, Inc. (A)	68,889	3,903,251
		44,178,856
Health care equipment and supplies – 13.9%
Align Technology, Inc. (A)	98,144	20,554,298
DexCom, Inc. (A)	137,485	16,470,703
Edwards Lifesciences Corp. (A)	106,915	16,376,171
Haemonetics Corp. (A)	174,020	17,410,701
Insulet Corp. (A)	149,024	11,820,584
Penumbra, Inc. (A)(B)	83,311	10,180,604
		92,813,061
Health care technology – 1.5%
Veeva Systems, Inc., Class A (A)	114,971	10,269,210
Pharmaceuticals – 0.1%
Elanco Animal Health, Inc. (A)	14,019	442,019
		147,703,146
Industrials – 8.4%
Aerospace and defense – 2.1%
Harris Corp.	105,643	14,224,830
Commercial services and supplies – 1.0%
The Brink's Company	104,204	6,736,789
Industrial conglomerates – 1.1%
Roper Technologies, Inc.	27,788	7,406,058
Machinery – 1.3%
IDEX Corp.	66,759	8,428,991
Professional services – 2.9%
CoStar Group, Inc. (A)	57,340	19,343,076
Upwork, Inc. (A)(B)	6,536	118,367
		19,461,443
		56,258,111
Information technology – 27.4%
Electronic equipment, instruments and components – 1.9%
Zebra Technologies Corp., Class A (A)	78,907	12,564,362
IT services – 3.5%
GoDaddy, Inc., Class A (A)	140,031	9,188,834
Shopify, Inc., Class A (A)(B)	53,121	7,354,602
Square, Inc., Class A (A)	120,090	6,735,848
		23,279,284
Semiconductors and semiconductor equipment – 3.4%
Advanced Micro Devices, Inc. (A)	764,989	14,121,697
Teradyne, Inc.	152,489	4,785,105
Universal Display Corp. (B)	43,314	4,052,891
		22,959,693
Software – 17.8%
2U, Inc. (A)(B)	166,810	8,293,793
Autodesk, Inc. (A)	78,101	10,044,570
Birst, Inc. (A)(D)	374,273	19,462
DraftKings, Inc. (A)(D)(E)	1,058,486	2,413,507
Fair Isaac Corp. (A)	43,388	8,113,556
Guidewire Software, Inc. (A)	246,000	19,736,580
Pivotal Software, Inc., Class A (A)	400,490	6,548,012
ServiceNow, Inc. (A)	122,523	21,815,220
Splunk, Inc. (A)	95,424	10,005,206
Workday, Inc., Class A (A)	167,384	26,727,872
Zuora, Inc., Class A (A)(B)	306,084	5,552,364
		119,270,142
Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals – 0.8%
Logitech International SA	156,289	$4,936,947
Logitech International SA	7,899	247,081
		5,184,028
		183,257,509
Materials – 1.7%
Construction materials – 1.7%
Vulcan Materials Company	117,666	11,625,401
Real estate – 0.1%
Real estate management and development – 0.1%
WeWork Companies, Inc., Class A (A)(D)(E)	7,544	466,521
TOTAL COMMON STOCKS (Cost $573,304,857)		$598,334,686
PREFERRED SECURITIES – 7.2%
Communication services – 3.0%
Interactive media and services – 2.6%
Lookout, Inc., Series F (A)(D)(E)	211,003	1,350,419
Uber Technologies, Inc. (A)(D)(E)	420,446	16,443,643
		17,794,062
Media – 0.4%
Pinterest, Inc., Series G (A)(D)(E)	454,185	2,693,317
		20,487,379
Consumer discretionary – 1.5%
Diversified consumer services – 0.3%
The Honest Company, Inc., Series C (A)(D)(E)	75,561	2,283,453
Internet and direct marketing retail – 1.0%
Coupang LLC (A)(D)(E)	1,177,710	6,713,889
One Kings Lane, Inc. (A)(D)	302,694	48,431
		6,762,320
Specialty retail – 0.2%
JAND, Inc., Series D (A)(D)(E)	64,307	954,316
		10,000,089
Information technology – 1.0%
Software – 1.0%
Essence Group Holdings Corp. (A)(D)(E)	1,663,188	3,941,756
MarkLogic Corp., Series F (A)(D)(E)	253,035	2,515,168
		6,456,924
Real estate – 1.7%
Real estate management and development – 1.7%
WeWork Companies, Inc., Series D1 (A)(D)(E)	103,140	6,378,178
WeWork Companies, Inc., Series D2 (A)(D)(E)	81,039	5,011,452
		11,389,630
TOTAL PREFERRED SECURITIES (Cost $29,545,696)		$48,334,022
WARRANTS – 0.0%
J2 Acquisition, Ltd. (Expiration Date: 10-10-20; Strike Price: $11.50) (A)	26,300	11,178
TOTAL WARRANTS (Cost $12,887)		$11,178
SECURITIES LENDING COLLATERAL – 5.9%
John Hancock Collateral Trust, 2.4078% (F)(G)	3,903,774	39,050,234
TOTAL SECURITIES LENDING COLLATERAL (Cost $39,047,853)		$39,050,234

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.5%
Repurchase agreement – 3.5%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-18 at 2.950% to be repurchased at $23,603,868 on 1-2-19, collateralized by $23,663,000 U.S. Treasury Notes, 2.875% due 11-30-23 (valued at $24,072,098, including interest)	$23,600,000	$23,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $23,600,000)		$23,600,000
Total Investments (Mid Cap Stock Trust) (Cost $665,511,293) – 106.0%		$709,330,120
Other assets and liabilities, net – (6.0%)		(39,851,164)
TOTAL NET ASSETS – 100.0%		$669,478,956
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 93.0%
Communication services – 3.3%
Entertainment – 1.3%
Viacom, Inc., Class B	323,847	$8,322,868
Media – 2.0%
CBS Corp., Class B	66,800	2,920,496
News Corp., Class A	721,844	8,192,929
Scholastic Corp.	45,124	1,816,692
		12,930,117
		21,252,985
Consumer discretionary – 2.8%
Diversified consumer services – 0.8%
Strategic Education, Inc.	44,668	5,066,245
Leisure products – 0.0%
Mattel, Inc. (A)(B)	19,100	190,809
Specialty retail – 1.1%
The Gap, Inc.	58,400	1,504,384
Tiffany & Company	70,641	5,687,307
		7,191,691
Textiles, apparel and luxury goods – 0.9%
Ralph Lauren Corp.	52,446	5,426,063
		17,874,808
Consumer staples – 12.0%
Beverages – 1.7%
Carlsberg A/S, Class B	91,775	9,762,939
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Molson Coors Brewing Company, Class B	19,500	$1,095,120
		10,858,059
Food and staples retailing – 2.6%
Sysco Corp.	52,190	3,270,225
The Kroger Company	491,019	13,503,023
		16,773,248
Food products – 5.6%
Archer-Daniels-Midland Company	142,569	5,841,052
Bunge, Ltd.	276,478	14,774,984
Campbell Soup Company (B)	123,800	4,084,162
Flowers Foods, Inc. (B)	593,628	10,964,309
General Mills, Inc.	5,895	229,551
Hostess Brands, Inc. (A)	60,127	657,789
		36,551,847
Household products – 1.1%
Kimberly-Clark Corp.	64,027	7,295,236
Personal products – 1.0%
Edgewell Personal Care Company (A)(B)	169,460	6,329,331
		77,807,721
Energy – 11.6%
Energy equipment and services – 0.9%
Frank's International NV (A)(B)	295,770	1,543,919
SEACOR Holdings, Inc. (A)	29,914	1,106,818
SEACOR Marine Holdings, Inc. (A)	98,958	1,163,746
Tidewater, Inc. (A)	92,700	1,773,351
		5,587,834
Oil, gas and consumable fuels – 10.7%
Apache Corp. (B)	201,096	5,278,770
ARC Resources, Ltd.	441,624	2,620,242
Cameco Corp.	581,431	6,599,242
Canadian Natural Resources, Ltd.	274,900	6,633,337
EQT Corp. (B)	825,366	15,591,165
Equitrans Midstream Corp. (A)	495,027	9,910,441
Hess Corp.	178,961	7,247,921
Imperial Oil, Ltd. (B)	351,780	8,907,070
Murphy Oil Corp.	201,405	4,710,863
NAC Kazatomprom JSC (A)(C)	155,215	2,112,787
		69,611,838
		75,199,672
Financials – 17.0%
Banks – 2.5%
Fifth Third Bancorp	360,230	8,476,212
Popular, Inc.	50,308	2,375,544
Westamerica Bancorporation (B)	98,602	5,490,159
		16,341,915
Capital markets – 4.0%
Franklin Resources, Inc.	260,400	7,723,464
Lazard, Ltd., Class A	153,067	5,649,703
Northern Trust Corp.	146,104	12,212,833
Waddell & Reed Financial, Inc., Class A (B)	5,800	104,864
		25,690,864
Consumer finance – 1.9%
Ally Financial, Inc.	181,761	4,118,704
Synchrony Financial	363,533	8,528,484
		12,647,188
Diversified financial services – 1.6%
Groupe Bruxelles Lambert SA	16,891	1,471,925
Jefferies Financial Group, Inc.	142,588	2,475,328
Pargesa Holding SA, Bearer Shares	55,784	4,023,260

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Voya Financial, Inc.	61,456	$2,466,844
		10,437,357
Insurance – 6.3%
Brighthouse Financial, Inc. (A)	64,621	1,969,648
Brown & Brown, Inc.	263,198	7,253,737
CNA Financial Corp.	182,993	8,079,141
Kemper Corp.	71,261	4,730,305
Loews Corp.	260,823	11,872,663
Marsh & McLennan Companies, Inc.	80,224	6,397,864
The Progressive Corp.	6,105	368,315
		40,671,673
Thrifts and mortgage finance – 0.7%
Capitol Federal Financial, Inc.	359,569	4,591,696
		110,380,693
Health care – 14.4%
Biotechnology – 2.1%
Alkermes PLC (A)	186,905	5,515,567
Incyte Corp. (A)	67,900	4,317,761
Seattle Genetics, Inc. (A)	62,274	3,528,445
		13,361,773
Health care equipment and supplies – 5.1%
Baxter International, Inc.	175,167	11,529,492
DENTSPLY SIRONA, Inc.	182,762	6,800,574
Hologic, Inc. (A)	194,023	7,974,345
Zimmer Biomet Holdings, Inc.	66,900	6,938,868
		33,243,279
Health care providers and services – 4.8%
Cardinal Health, Inc.	135,600	6,047,760
Henry Schein, Inc. (A)(B)	20,513	1,610,681
MEDNAX, Inc. (A)	112,662	3,717,846
Patterson Companies, Inc.	462,744	9,097,547
Select Medical Holdings Corp. (A)	686,534	10,538,297
		31,012,131
Pharmaceuticals – 2.4%
Amneal Pharmaceuticals, Inc. (A)(B)	52,697	712,990
Elanco Animal Health, Inc. (A)	18,693	589,390
Perrigo Company PLC	260,507	10,094,646
Teva Pharmaceutical Industries, Ltd., ADR (A)	277,243	4,275,087
		15,672,113
		93,289,296
Industrials – 7.7%
Aerospace and defense – 2.5%
Cobham PLC (A)	2,071,412	2,582,651
Textron, Inc.	289,825	13,329,052
		15,911,703
Air freight and logistics – 2.1%
C.H. Robinson Worldwide, Inc.	100,428	8,444,991
Expeditors International of Washington, Inc.	76,705	5,222,843
		13,667,834
Commercial services and supplies – 0.5%
Cintas Corp.	20,789	3,492,344
Machinery – 2.0%
AGCO Corp.	57,293	3,189,501
Wabtec Corp. (B)	35,775	2,513,194
Xylem, Inc.	104,753	6,989,120
		12,691,815
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail – 0.6%
Kansas City Southern	42,977	$4,102,155
		49,865,851
Information technology – 1.0%
Electronic equipment, instruments and components – 0.8%
AVX Corp.	162,929	2,484,667
National Instruments Corp.	67,200	3,049,536
		5,534,203
Technology hardware, storage and peripherals – 0.2%
Western Digital Corp.	33,700	1,245,889
		6,780,092
Materials – 8.8%
Chemicals – 0.8%
CF Industries Holdings, Inc.	15,446	672,055
FMC Corp.	17,690	1,308,352
PPG Industries, Inc.	32,800	3,353,144
		5,333,551
Construction materials – 1.0%
Summit Materials, Inc., Class A (A)	131,800	1,634,320
Vulcan Materials Company	51,473	5,085,532
		6,719,852
Metals and mining – 7.0%
Barrick Gold Corp.	750,413	10,160,592
Cia de Minas Buenaventura SAA, ADR	251,600	4,080,952
Franco-Nevada Corp.	130,815	9,172,956
Freeport-McMoRan, Inc.	195,300	2,013,543
Newmont Mining Corp.	447,454	15,504,281
Nucor Corp.	82,622	4,280,646
		45,212,970
		57,266,373
Real estate – 7.7%
Equity real estate investment trusts – 6.4%
Equity Commonwealth	342,777	10,286,738
Equity Residential	134,261	8,862,569
Rayonier, Inc.	376,769	10,432,734
Regency Centers Corp.	72,175	4,235,229
Weyerhaeuser Company	359,928	7,868,026
		41,685,296
Real estate management and development – 1.3%
Realogy Holdings Corp. (B)	413,515	6,070,400
The St. Joe Company (A)(B)	152,541	2,008,965
		8,079,365
		49,764,661
Utilities – 6.7%
Electric utilities – 4.7%
Entergy Corp.	38,781	3,337,881
FirstEnergy Corp.	513,810	19,293,566
PG&E Corp. (A)	334,300	7,939,625
		30,571,072
Independent power and renewable electricity producers – 1.0%
Vistra Energy Corp. (A)	300,791	6,885,106
Multi-utilities – 1.0%
SCANA Corp.	131,550	6,285,459
		43,741,637
TOTAL COMMON STOCKS (Cost $625,858,570)		$603,223,789
PREFERRED SECURITIES – 0.3%
Consumer staples – 0.3%

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Food products – 0.3%
Bunge, Ltd., 4.875%	18,222	$1,767,534
TOTAL PREFERRED SECURITIES (Cost $2,064,626)		$1,767,534
SECURITIES LENDING COLLATERAL – 3.6%
John Hancock Collateral Trust, 2.4078% (D)(E)	2,358,798	23,595,533
TOTAL SECURITIES LENDING COLLATERAL (Cost $23,593,752)		$23,595,533
SHORT-TERM INVESTMENTS – 7.4%
Money market funds – 7.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	848,740	848,740
T. Rowe Price Government Reserve Fund, 2.4366% (D)	46,988,264	46,988,264
		47,837,004
TOTAL SHORT-TERM INVESTMENTS (Cost $47,837,004)		$47,837,004
Total Investments (Mid Value Trust) (Cost $699,353,952) – 104.3%		$676,423,860
Other assets and liabilities, net – (4.3%)		(27,642,509)
TOTAL NET ASSETS – 100.0%		$648,781,351
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mutual Shares Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 81.2%
Communication services – 9.9%
Diversified telecommunication services – 1.7%
AT&T, Inc.	52,487	$1,497,979
Koninklijke KPN NV	335,100	978,826
		2,476,805
Entertainment – 2.3%
The Walt Disney Company	30,156	3,306,605
Media – 4.6%
Charter Communications, Inc., Class A (A)	9,664	2,753,950
Comcast Corp., Class A	56,772	1,933,087
Discovery, Inc., Series C (A)	52,400	1,209,392
DISH Network Corp., Class A (A)	30,442	760,137
		6,656,566
Wireless telecommunication services – 1.3%
T-Mobile US, Inc. (A)	27,900	1,774,719
		14,214,695
Consumer discretionary – 4.1%
Auto components – 0.4%
The Goodyear Tire & Rubber Company	27,434	559,928
Automobiles – 1.2%
General Motors Company	50,596	1,692,436
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables – 2.5%
Lennar Corp., A Shares	26,600	$1,041,390
Newell Brands, Inc.	98,316	1,827,694
Toll Brothers, Inc.	22,400	737,632
		3,606,716
		5,859,080
Consumer staples – 6.3%
Food and staples retailing – 2.9%
The Kroger Company	83,031	2,283,353
Walgreens Boots Alliance, Inc.	27,430	1,874,292
		4,157,645
Household products – 0.6%
Energizer Holdings, Inc.	19,713	890,042
Tobacco – 2.8%
Altria Group, Inc.	25,972	1,282,757
British American Tobacco PLC	48,276	1,536,095
British American Tobacco PLC, ADR	17,408	554,619
Imperial Brands PLC	19,494	591,676
		3,965,147
		9,012,834
Energy – 8.9%
Energy equipment and services – 1.1%
Baker Hughes, a GE Company	64,387	1,384,321
McDermott International, Inc. (A)	29,389	192,204
		1,576,525
Oil, gas and consumable fuels – 7.8%
Anadarko Petroleum Corp.	35,170	1,541,853
BP PLC	153,597	970,992
Kinder Morgan, Inc.	128,500	1,976,330
Marathon Oil Corp.	121,077	1,736,244
Plains GP Holdings LP, Class A (A)	44,201	888,440
Royal Dutch Shell PLC, A Shares	89,048	2,623,335
The Williams Companies, Inc.	68,984	1,521,097
		11,258,291
		12,834,816
Financials – 20.4%
Banks – 9.8%
Barclays PLC	426,990	816,947
CIT Group, Inc.	29,408	1,125,444
Citigroup, Inc.	40,060	2,085,524
Citizens Financial Group, Inc.	75,335	2,239,710
FCB Financial Holdings, Inc., Class A (A)	60,504	2,031,724
Guaranty Bancorp	4,385	90,989
JPMorgan Chase & Co.	32,112	3,134,773
Wells Fargo & Company	57,493	2,649,277
		14,174,388
Consumer finance – 1.6%
Ally Financial, Inc.	31,149	705,836
Capital One Financial Corp.	21,762	1,644,990
		2,350,826
Diversified financial services – 1.0%
Voya Financial, Inc.	36,330	1,458,286
Insurance – 8.0%
Alleghany Corp.	4,249	2,648,487
American International Group, Inc.	62,165	2,449,923
Brighthouse Financial, Inc. (A)	26,700	813,816
Chubb, Ltd.	16,192	2,091,681
MetLife, Inc.	39,839	1,635,789

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	40,659	$1,807,293
		11,446,989
		29,430,489
Health care – 12.2%
Health care equipment and supplies – 3.6%
Medtronic PLC	56,976	5,182,537
Health care providers and services – 1.5%
CVS Health Corp.	33,648	2,204,617
Pharmaceuticals – 7.1%
Eli Lilly & Company	28,030	3,243,632
Merck & Company, Inc.	44,943	3,434,095
Novartis AG, ADR	40,563	3,480,711
		10,158,438
		17,545,592
Industrials – 5.9%
Aerospace and defense – 0.8%
BAE Systems PLC	199,735	1,168,221
Building products – 1.1%
Johnson Controls International PLC	52,900	1,568,485
Construction and engineering – 0.6%
Fluor Corp.	26,447	851,593
Electrical equipment – 1.5%
Sensata Technologies Holding PLC (A)	48,997	2,197,025
Industrial conglomerates – 0.8%
General Electric Company	149,258	1,129,883
Machinery – 0.6%
CNH Industrial NV	102,301	924,318
Professional services – 0.5%
RELX PLC	33,746	695,856
		8,535,381
Information technology – 8.7%
Communications equipment – 1.9%
Cisco Systems, Inc.	64,960	2,814,717
IT services – 1.5%
Cognizant Technology Solutions Corp., Class A	33,226	2,109,186
Software – 2.2%
Red Hat, Inc. (A)	6,900	1,211,916
Symantec Corp.	105,737	1,997,901
		3,209,817
Technology hardware, storage and peripherals – 3.1%
Apple, Inc.	956	150,799
Hewlett Packard Enterprise Company	80,193	1,059,350
Samsung Electronics Company, Ltd.	59,150	2,059,111
Western Digital Corp.	30,900	1,142,373
		4,411,633
		12,545,353
Materials – 2.2%
Containers and packaging – 1.5%
International Paper Company	42,180	1,702,385
Westrock Company	12,086	456,367
		2,158,752
Metals and mining – 0.7%
thyssenkrupp AG	17,006	292,128
Warrior Met Coal, Inc.	31,303	754,715
		1,046,843
		3,205,595
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 1.6%
Equity real estate investment trusts – 1.6%
Alexander's, Inc.	3,022	$920,924
Vornado Realty Trust	22,318	1,384,386
		2,305,310
Utilities – 1.0%
Electric utilities – 0.3%
PG&E Corp. (A)	17,540	416,575
Independent power and renewable electricity producers – 0.7%
Vistra Energy Corp. (A)	45,613	1,044,082
		1,460,657
TOTAL COMMON STOCKS (Cost $117,190,656)		$116,949,802
CORPORATE BONDS - 4.0%
Communication services - 2.7%
Frontier Communications Corp.
10.500%, 09/15/2022	$905,000	628,975
11.000%, 09/15/2025	1,015,000	631,787
iHeartCommunications, Inc. 9.000%, 12/15/2019 (B)	3,977,000	2,664,590
		3,925,352
Energy - 0.2%
McDermott Technology Americas, Inc. 10.625%, 05/01/2024 (C)	405,000	341,719
Information technology - 1.1%
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (C)	762,000	697,230
Veritas US, Inc.
7.500%, 02/01/2023 (C)	200,000	163,000
10.500%, 02/01/2024 (C)(D)	983,000	643,865
		1,504,095
TOTAL CORPORATE BONDS (Cost $7,782,560)		$5,771,166
ESCROW CERTIFICATES - 0.0%
Texas Competitive Electric Holdings Company LLC 11.500%, 10/01/2020 (A)(E)	7,466,240	11,199
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$11,199
SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust, 2.4078% (F)(G)	16,497	165,019
TOTAL SECURITIES LENDING COLLATERAL (Cost $165,005)		$165,019
SHORT-TERM INVESTMENTS – 11.9%
U.S. Government – 5.6%
U.S. Treasury Bill
2.236%, 01/02/2019 *	$6,500,000	6,500,000
2.331%, 02/14/2019 *	1,500,000	1,495,637
		7,995,637
U.S. Government Agency – 6.3%
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	9,100,000	9,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $17,094,827)		$17,095,637
Total Investments (Mutual Shares Trust) (Cost $142,236,364) – 97.2%		$139,992,823
Other assets and liabilities, net – 2.8%		4,087,168
TOTAL NET ASSETS – 100.0%		$144,079,991
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Mutual Shares Trust (continued)
(B)	Non-income producing - Issuer is in default.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	All or a portion of this security is on loan as of 12-31-18.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Mutual Shares Trust (continued)
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	603,824	USD	688,184	Bank of America, N.A.	1/14/2019	$4,276	—
EUR	943,574	USD	1,076,220	HSBC Bank PLC	1/14/2019	5,863	—
GBP	45,577	USD	57,763	Bank of America, N.A.	1/16/2019	367	—
GBP	181,934	USD	232,573	HSBC Bank PLC	1/16/2019	—	($530)
KRW	270,314,131	USD	239,591	HSBC Bank PLC	1/18/2019	3,230	—
USD	4,318,650	EUR	3,750,619	Bank of America, N.A.	1/14/2019	17,467	—
USD	89,211	EUR	78,261	HSBC Bank PLC	1/14/2019	—	(538)
USD	4,617,737	GBP	3,589,186	Bank of America, N.A.	1/16/2019	40,022	—
USD	2,262,157	KRW	2,532,801,631	HSBC Bank PLC	1/18/2019	—	(13,047)
						$71,225	($14,115)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Real Estate Securities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.2%
Information technology – 0.5%
IT services – 0.5%
IT consulting and other services – 0.5%
InterXion Holding NV (A)	28,060	$1,519,733
Real estate – 98.7%
Equity real estate investment trusts – 98.7%
Diversified REITs – 5.2%
Essential Properties Realty Trust, Inc.	222,079	3,073,573
Liberty Property Trust	82,308	3,447,059
STORE Capital Corp.	322,471	9,129,154
		15,649,786
Health care REITs – 13.4%
HCP, Inc.	480,383	13,417,097
Omega Healthcare Investors, Inc.	133,035	4,676,180
Physicians Realty Trust	177,562	2,846,319
Ventas, Inc.	82,269	4,820,141
Welltower, Inc.	215,017	14,924,330
		40,684,067
Hotel and resort REITs – 5.5%
Host Hotels & Resorts, Inc.	422,973	7,050,960
Ryman Hospitality Properties, Inc.	105,397	7,028,926
Sunstone Hotel Investors, Inc.	200,842	2,612,954
		16,692,840
Industrial REITs – 8.8%
Americold Realty Trust	190,237	4,858,653
Prologis, Inc.	264,988	15,560,095
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Rexford Industrial Realty, Inc.	214,277	$6,314,743
		26,733,491
Office REITs – 11.7%
Alexandria Real Estate Equities, Inc.	89,730	10,340,485
Columbia Property Trust, Inc.	176,328	3,411,947
Douglas Emmett, Inc.	224,973	7,678,328
JBG SMITH Properties	113,741	3,959,324
Kilroy Realty Corp.	119,306	7,501,961
Paramount Group, Inc.	212,624	2,670,557
		35,562,602
Residential REITs – 17.8%
Camden Property Trust	79,718	7,019,170
Equity LifeStyle Properties, Inc.	110,134	10,697,315
Equity Residential	254,489	16,798,819
Essex Property Trust, Inc.	38,783	9,509,979
Mid-America Apartment Communities, Inc.	102,523	9,811,451
		53,836,734
Retail REITs – 19.9%
Acadia Realty Trust	131,380	3,121,589
Agree Realty Corp.	67,136	3,969,080
Kimco Realty Corp.	245,317	3,593,894
Realty Income Corp.	215,724	13,599,241
Regency Centers Corp.	111,172	6,523,573
Retail Properties of America, Inc., Class A	376,583	4,085,925
Simon Property Group, Inc.	143,874	24,169,393

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taubman Centers, Inc.	29,007	$1,319,528
		60,382,223
Specialized REITs – 16.4%
CoreSite Realty Corp.	42,747	3,728,821
Crown Castle International Corp.	30,076	3,267,156
CubeSmart	280,086	8,035,667
CyrusOne, Inc.	149,017	7,880,019
Equinix, Inc.	24,484	8,632,079
Extra Space Storage, Inc.	112,025	10,136,022
Iron Mountain, Inc.	165,631	5,368,101
Public Storage	12,565	2,543,282
		49,591,147
TOTAL COMMON STOCKS (Cost $307,736,184)		$300,652,623
SHORT-TERM INVESTMENTS – 0.2%
Money market funds – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (B)	642,716	642,716
TOTAL SHORT-TERM INVESTMENTS (Cost $642,716)		$642,716
Total Investments (Real Estate Securities Trust) (Cost $308,378,900) – 99.4%		$301,295,339
Other assets and liabilities, net – 0.6%		1,748,755
TOTAL NET ASSETS – 100.0%		$303,044,094
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-18.
Science & Technology Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 92.5%
Communication services – 18.0%
Entertainment – 1.3%
Netflix, Inc. (A)	3,260	$872,572
Take-Two Interactive Software, Inc. (A)	74,485	7,667,486
Tencent Music Entertainment Group, ADR (A)(B)	57,168	755,761
		9,295,819
Interactive media and services – 15.0%
Alphabet, Inc., Class A (A)	11,852	12,384,861
Alphabet, Inc., Class C (A)	23,894	24,744,865
Facebook, Inc., Class A (A)	309,580	40,582,842
Mail.Ru Group, Ltd., GDR (A)	352,975	8,316,376
NAVER Corp. (A)	66,183	7,253,383
Tencent Holdings, Ltd.	311,115	12,469,590
Yandex NV, Class A (A)	10,510	287,449
		106,039,366
Media – 1.7%
Naspers, Ltd., N Shares	49,685	9,947,754
News Corp., Class A	164,000	1,861,400
		11,809,154
		127,144,339
Consumer discretionary – 15.8%
Automobiles – 0.7%
Tesla, Inc. (A)(B)	13,595	4,524,416
Internet and direct marketing retail – 15.1%
Alibaba Group Holding, Ltd., ADR (A)	132,651	18,182,473
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Amazon.com, Inc. (A)	24,923	$37,433,598
Booking Holdings, Inc. (A)	9,531	16,416,385
Ctrip.com International, Ltd., ADR (A)	935,568	25,316,470
GrubHub, Inc. (A)	10,485	805,353
Zalando SE (A)(C)	342,006	8,836,907
		106,991,186
		111,515,602
Health care – 0.8%
Biotechnology – 0.3%
Grifols SA, ADR (B)	123,950	2,275,722
Health care equipment and supplies – 0.4%
Intuitive Surgical, Inc. (A)	5,032	2,409,925
Health care technology – 0.1%
Veeva Systems, Inc., Class A (A)	9,760	871,763
		5,557,410
Industrials – 0.3%
Electrical equipment – 0.3%
Bloom Energy Corp., Class A (A)(B)	51,500	513,970
Sensata Technologies Holding PLC (A)	43,440	1,947,850
		2,461,820
Information technology – 57.0%
Communications equipment – 0.9%
Arista Networks, Inc. (A)	10,052	2,117,956
Cisco Systems, Inc.	7,770	336,674
Lumentum Holdings, Inc. (A)(B)	85,139	3,576,689
Viavi Solutions, Inc. (A)	31,410	315,671
		6,346,990
Electronic equipment, instruments and components – 1.4%
CDW Corp.	11,310	916,676
Cognex Corp.	4,780	184,843
Coherent, Inc. (A)	36,491	3,857,464
Largan Precision Company, Ltd.	36,000	3,756,420
Samsung SDI Company, Ltd.	5,740	1,128,242
		9,843,645
IT services – 10.4%
Capgemini SE	9,920	986,693
DXC Technology Company	105,275	5,597,472
Mastercard, Inc., Class A	51,705	9,754,148
MongoDB, Inc. (A)(B)	61,990	5,191,043
Okta, Inc. (A)	168,400	10,743,920
PayPal Holdings, Inc. (A)	91,115	7,661,860
Perspecta, Inc.	50,813	875,000
Square, Inc., Class A (A)	180,135	10,103,772
Total System Services, Inc.	5,310	431,650
Twilio, Inc., Class A (A)(B)	143,890	12,849,377
Visa, Inc., Class A	75,030	9,899,458
		74,094,393
Semiconductors and semiconductor equipment – 16.0%
Applied Materials, Inc.	255,890	8,377,839
Broadcom, Inc.	33,015	8,395,054
Cree, Inc. (A)(B)	101,685	4,349,576
Infineon Technologies AG	64,170	1,284,790
Intel Corp.	111,335	5,224,952
Lam Research Corp.	129,700	17,661,249
Marvell Technology Group, Ltd.	600,443	9,721,172
Maxim Integrated Products, Inc.	116,100	5,903,685
Microchip Technology, Inc. (B)	67,125	4,827,630
Micron Technology, Inc. (A)	510,200	16,188,646
NVIDIA Corp.	80,557	10,754,360
Qorvo, Inc. (A)	69,800	4,238,954
QUALCOMM, Inc.	44,440	2,529,080

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	36,395	$1,343,339
Teradyne, Inc.	50,895	1,597,085
Texas Instruments, Inc.	113,287	10,705,622
		113,103,033
Software – 22.2%
Adobe, Inc. (A)	6,240	1,411,738
Atlassian Corp. PLC, Class A (A)	36,475	3,245,546
Autodesk, Inc. (A)	3,275	421,198
AVEVA Group PLC	46,065	1,421,078
Elastic NV (A)(B)	23,645	1,690,145
Ellie Mae, Inc. (A)(B)	41,986	2,637,980
FireEye, Inc. (A)	21,185	343,409
Fortinet, Inc. (A)	9,990	703,596
Guidewire Software, Inc. (A)	4,120	330,548
HubSpot, Inc. (A)	4,880	613,562
Intuit, Inc.	16,934	3,333,458
Microsoft Corp.	366,954	37,271,518
New Relic, Inc. (A)	7,870	637,234
Nutanix, Inc., Class A (A)	107,890	4,487,145
Oracle Corp.	47,760	2,156,364
Palo Alto Networks, Inc. (A)	29,130	5,486,636
Paycom Software, Inc. (A)(B)	112,575	13,784,809
Proofpoint, Inc. (A)	44,970	3,768,936
RealPage, Inc. (A)	12,715	612,736
RingCentral, Inc., Class A (A)	117,325	9,672,273
salesforce.com, Inc. (A)	82,029	11,235,512
ServiceNow, Inc. (A)	91,530	16,296,917
Sophos Group PLC (C)	170,030	819,839
Symantec Corp.	452,893	8,557,413
Synopsys, Inc. (A)	94,800	7,985,952
Tableau Software, Inc., Class A (A)	47,565	5,707,800
Temenos AG (A)	8,665	1,041,210
Workday, Inc., Class A (A)	55,845	8,917,330
Zendesk, Inc. (A)	13,605	794,124
Zscaler, Inc. (A)(B)	45,780	1,795,034
		157,181,040
Technology hardware, storage and peripherals – 6.1%
Apple, Inc.	67,440	10,637,986
NetApp, Inc.	253,890	15,149,616
Pure Storage, Inc., Class A (A)	43,680	702,374
Samsung Electronics Company, Ltd.	477,173	16,611,197
		43,101,173
		403,670,274
Materials – 0.6%
Chemicals – 0.6%
DowDuPont, Inc.	73,000	3,904,040
TOTAL COMMON STOCKS (Cost $676,064,974)		$654,253,485
EXCHANGE-TRADED FUNDS – 2.4%
Altaba, Inc. (A)(B)	294,843	17,083,203
TOTAL EXCHANGE-TRADED FUNDS (Cost $13,301,386)		$17,083,203
PREFERRED SECURITIES – 0.2%
Consumer discretionary – 0.1%
Internet and direct marketing retail – 0.1%
Airbnb, Inc., Series E (A)(D)(E)	8,624	782,628
Information technology – 0.1%
Software – 0.1%
DiDi Chuxing, Inc. (A)(D)(E)	9,513	446,160
TOTAL PREFERRED SECURITIES (Cost $1,063,751)		$1,228,788
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL – 8.0%
John Hancock Collateral Trust, 2.4078% (F)(G)	5,649,695	$56,515,024
TOTAL SECURITIES LENDING COLLATERAL (Cost $56,511,812)		$56,515,024
SHORT-TERM INVESTMENTS – 5.3%
Money market funds – 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (F)	2,127,555	2,127,555
T. Rowe Price Government Reserve Fund, 2.4366% (F)	566,612	566,612
		2,694,167
Repurchase agreement – 4.9%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $35,179,541 on 1-2-19, collateralized by $36,465,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $35,881,378, including interest)	$35,177,000	35,177,000
TOTAL SHORT-TERM INVESTMENTS (Cost $37,871,167)		$37,871,167
Total Investments (Science & Technology Trust) (Cost $784,813,090) – 108.4%		$766,951,667
Other assets and liabilities, net – (8.4%)		(59,358,873)
TOTAL NET ASSETS – 100.0%		$707,592,794
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.3%
Communication services – 3.3%
Diversified telecommunication services – 0.6%
ATN International, Inc.	2,921	$208,939
Cincinnati Bell, Inc. (A)	13,864	107,862
Cogent Communications Holdings, Inc.	11,686	528,324
Consolidated Communications Holdings, Inc.	20,809	205,593
Frontier Communications Corp. (A)(B)	30,992	73,761
Intelsat SA (A)	13,278	284,016
Iridium Communications, Inc. (A)	27,424	505,973
Ooma, Inc. (A)	6,018	83,530
ORBCOMM, Inc. (A)	22,540	186,180
pdvWireless, Inc. (A)	3,003	112,282

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Vonage Holdings Corp. (A)	62,240	$543,355
Windstream Holdings, Inc. (A)(B)	13,084	27,346
		2,867,161
Entertainment – 0.6%
AMC Entertainment Holdings, Inc., Class A (B)	15,122	185,698
Eros International PLC (A)(B)	10,580	87,708
Glu Mobile, Inc. (A)	32,811	264,785
IMAX Corp. (A)	15,397	289,618
Liberty Media Corp.-Liberty Braves, Class A (A)	3,582	89,335
Liberty Media Corp.-Liberty Braves, Class C (A)	10,142	252,434
Pandora Media, Inc. (A)	74,300	601,087
Reading International, Inc., Class A (A)	5,177	75,274
Rosetta Stone, Inc. (A)	6,531	107,108
The Marcus Corp.	5,632	222,464
World Wrestling Entertainment, Inc., Class A	12,285	917,935
		3,093,446
Interactive media and services – 0.5%
Care.com, Inc. (A)	6,122	118,216
CarGurus, Inc. (A)	14,501	489,119
Cars.com, Inc. (A)	19,357	416,176
Liberty TripAdvisor Holdings, Inc., Class A (A)	21,444	340,745
QuinStreet, Inc. (A)	11,355	184,292
The Meet Group, Inc. (A)	21,859	101,207
TrueCar, Inc. (A)	27,174	246,196
Yelp, Inc. (A)	23,205	811,943
		2,707,894
Media – 1.4%
Central European Media Enterprises, Ltd., Class A (A)	23,794	66,147
Clear Channel Outdoor Holdings, Inc., Class A	13,793	71,586
Daily Journal Corp. (A)(B)	366	85,644
Emerald Expositions Events, Inc.	7,787	96,092
Entercom Communications Corp., Class A (B)	37,785	215,752
Entravision Communications Corp., Class A	20,522	59,719
Gannett Company, Inc.	32,180	274,495
Gray Television, Inc. (A)	23,074	340,111
Hemisphere Media Group, Inc. (A)	6,742	81,848
Liberty Latin America, Ltd., Class A (A)	14,585	211,191
Liberty Latin America, Ltd., Class C (A)	30,234	440,509
Loral Space & Communications, Inc. (A)	3,618	134,771
MDC Partners, Inc., Class A (A)	18,282	47,716
Media General, Inc. (A)(C)	29,399	2,822
Meredith Corp. (B)	11,231	583,338
MSG Networks, Inc., Class A (A)	16,763	394,936
National CineMedia, Inc.	22,645	146,740
New Media Investment Group, Inc.	17,622	203,887
Nexstar Media Group, Inc., Class A	12,830	1,008,951
Scholastic Corp.	7,869	316,806
Sinclair Broadcast Group, Inc., Class A	19,121	503,647
TechTarget, Inc. (A)	6,223	75,983
TEGNA, Inc.	61,015	663,233
The EW Scripps Company, Class A	13,962	219,622
The New York Times Company, Class A	37,064	826,157
Tribune Publishing Company (A)	5,731	64,990
WideOpenWest, Inc. (A)	8,865	63,207
		7,199,900
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services – 0.2%
Boingo Wireless, Inc. (A)	11,994	$246,717
Gogo, Inc. (A)(B)	18,486	55,273
NII Holdings, Inc. (A)(B)	26,365	116,270
Shenandoah Telecommunications Company	13,423	593,968
Spok Holdings, Inc.	5,180	68,687
		1,080,915
		16,949,316
Consumer discretionary – 11.9%
Auto components – 1.0%
American Axle & Manufacturing Holdings, Inc. (A)	31,306	347,497
Cooper Tire & Rubber Company	14,010	452,943
Cooper-Standard Holdings, Inc. (A)	4,974	308,985
Dana, Inc.	41,644	567,608
Dorman Products, Inc. (A)	7,511	676,140
Fox Factory Holding Corp. (A)	10,490	617,546
Gentherm, Inc. (A)	9,899	395,762
LCI Industries	7,030	469,604
Modine Manufacturing Company (A)	14,282	154,388
Motorcar Parts of America, Inc. (A)(B)	5,659	94,166
Shiloh Industries, Inc. (A)	5,079	29,611
Standard Motor Products, Inc.	5,870	284,284
Stoneridge, Inc. (A)	7,846	193,404
Superior Industries International, Inc.	7,580	36,460
Tenneco, Inc., Class A	14,231	389,787
Tower International, Inc.	5,744	136,707
		5,154,892
Automobiles – 0.0%
Winnebago Industries, Inc.	8,913	215,784
Distributors – 0.1%
Core-Mark Holding Company, Inc.	13,296	309,132
Funko, Inc., Class A (A)	3,215	42,277
Weyco Group, Inc.	2,127	62,045
		413,454
Diversified consumer services – 0.9%
Adtalem Global Education, Inc. (A)	16,411	776,569
American Public Education, Inc. (A)	4,860	138,316
Career Education Corp. (A)	20,105	229,599
Carriage Services, Inc.	5,588	86,614
Chegg, Inc. (A)	31,181	886,164
Houghton Mifflin Harcourt Company (A)	31,274	277,088
K12, Inc. (A)	10,666	264,410
Laureate Education, Inc., Class A (A)	24,028	366,187
Regis Corp. (A)	9,979	169,144
Sotheby's (A)	10,156	403,599
Strategic Education, Inc.	5,962	676,210
Weight Watchers International, Inc. (A)	11,141	429,486
		4,703,386
Hotels, restaurants and leisure – 2.9%
BBX Capital Corp.	20,580	117,923
Belmond, Ltd., Class A (A)	25,565	639,892
Biglari Holdings, Inc., Class B (A)	422	47,931
BJ's Restaurants, Inc.	5,971	301,953
Bloomin' Brands, Inc.	23,250	415,943
Bojangles', Inc. (A)	5,207	83,729
Boyd Gaming Corp.	23,567	489,722
Brinker International, Inc. (B)	10,852	477,271
Carrols Restaurant Group, Inc. (A)	10,431	102,641
Century Casinos, Inc. (A)	10,337	76,390
Churchill Downs, Inc.	3,274	798,660
Chuy's Holdings, Inc. (A)	5,003	88,753
Cracker Barrel Old Country Store, Inc. (B)	5,275	843,262
Dave & Buster's Entertainment, Inc.	11,239	500,810

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Del Frisco's Restaurant Group, Inc. (A)	10,762	$76,948
Del Taco Restaurants, Inc. (A)	9,491	94,815
Denny's Corp. (A)	17,801	288,554
Dine Brands Global, Inc.	4,665	314,141
Drive Shack, Inc. (A)	18,897	74,076
El Pollo Loco Holdings, Inc. (A)	6,815	103,384
Eldorado Resorts, Inc. (A)	18,874	683,428
Fiesta Restaurant Group, Inc. (A)	6,930	107,484
Golden Entertainment, Inc. (A)	5,530	88,591
International Speedway Corp., Class A	7,002	307,108
J Alexander's Holdings, Inc. (A)	4,809	39,578
Jack in the Box, Inc.	7,683	596,431
Lindblad Expeditions Holdings, Inc. (A)	7,551	101,636
Marriott Vacations Worldwide Corp.	11,046	778,853
Monarch Casino & Resort, Inc. (A)	3,430	130,820
Nathan's Famous, Inc.	908	60,337
Papa John's International, Inc.	6,399	254,744
Penn National Gaming, Inc. (A)	31,132	586,216
Planet Fitness, Inc., Class A (A)	25,160	1,349,079
PlayAGS, Inc. (A)	6,615	152,145
Potbelly Corp. (A)	7,798	62,774
RCI Hospitality Holdings, Inc.	2,977	66,476
Red Lion Hotels Corp. (A)	6,220	51,004
Red Robin Gourmet Burgers, Inc. (A)	3,935	105,143
Red Rock Resorts, Inc., Class A	20,076	407,744
Ruth's Hospitality Group, Inc.	8,308	188,841
Scientific Games Corp. (A)	16,196	289,584
SeaWorld Entertainment, Inc. (A)	15,771	348,381
Shake Shack, Inc., Class A (A)	7,102	322,573
Speedway Motorsports, Inc.	3,850	62,640
Texas Roadhouse, Inc.	19,028	1,135,972
The Cheesecake Factory, Inc. (B)	11,660	507,327
The Habit Restaurants, Inc., Class A (A)	6,326	66,423
Wingstop, Inc.	8,385	538,233
		15,326,363
Household durables – 1.5%
Bassett Furniture Industries, Inc.	3,995	80,060
Beazer Homes USA, Inc. (A)	9,904	93,890
Cavco Industries, Inc. (A)	2,475	322,691
Century Communities, Inc. (A)	7,240	124,962
Ethan Allen Interiors, Inc.	7,307	128,530
Flexsteel Industries, Inc.	2,962	65,401
GoPro, Inc., Class A (A)(B)	34,003	144,173
Green Brick Partners, Inc. (A)	7,741	56,045
Hamilton Beach Brands Holding Company, Class B	1,197	28,082
Helen of Troy, Ltd. (A)	7,481	981,358
Hooker Furniture Corp.	3,717	97,906
Hovnanian Enterprises, Inc., Class A (A)(B)	43,741	29,914
Installed Building Products, Inc. (A)	6,545	220,501
iRobot Corp. (A)(B)	7,746	648,650
KB Home	24,308	464,283
La-Z-Boy, Inc.	13,414	371,702
LGI Homes, Inc. (A)(B)	5,222	236,139
M/I Homes, Inc. (A)	7,367	154,854
MDC Holdings, Inc.	12,188	342,605
Meritage Homes Corp. (A)	10,294	377,996
Roku, Inc. (A)(B)	12,552	384,593
Skyline Champion Corp.	5,590	82,117
Sonos, Inc. (A)(B)	5,238	51,437
Taylor Morrison Home Corp., Class A (A)	32,898	523,078
TopBuild Corp. (A)	10,057	452,565
TRI Pointe Group, Inc. (A)	40,215	439,550
Tupperware Brands Corp.	13,965	440,875
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Universal Electronics, Inc. (A)	4,087	$103,319
William Lyon Homes, Class A (A)	9,441	100,924
ZAGG, Inc. (A)	8,141	79,619
		7,627,819
Internet and direct marketing retail – 1.0%
1-800-Flowers.com, Inc., Class A (A)	8,236	100,726
Duluth Holdings, Inc., Class B (A)	2,468	62,268
Etsy, Inc. (A)	33,966	1,615,763
Gaia, Inc. (A)(B)	3,912	40,528
Groupon, Inc. (A)	127,744	408,781
Lands' End, Inc. (A)	3,086	43,852
Liberty Expedia Holdings, Inc., Series A (A)	15,795	617,742
Nutrisystem, Inc.	8,772	384,915
Overstock.com, Inc. (A)(B)	6,206	84,277
PetMed Express, Inc. (B)	5,885	136,885
Quotient Technology, Inc. (A)	23,368	249,570
Shutterfly, Inc. (A)	9,521	383,315
Shutterstock, Inc.	5,527	199,027
Stamps.com, Inc. (A)	4,984	775,710
		5,103,359
Leisure products – 0.4%
Acushnet Holdings Corp.	10,091	212,617
American Outdoor Brands Corp. (A)	15,712	202,056
Callaway Golf Company	27,148	415,364
Clarus Corp.	7,889	79,837
Johnson Outdoors, Inc., Class A	1,518	89,167
Malibu Boats, Inc., Class A (A)	6,068	211,166
MasterCraft Boat Holdings, Inc. (A)	5,607	104,851
Nautilus, Inc. (A)	9,618	104,836
Sturm Ruger & Company, Inc.	4,608	245,238
Vista Outdoor, Inc. (A)	16,985	192,780
		1,857,912
Multiline retail – 0.3%
Big Lots, Inc.	11,424	330,382
Dillard's, Inc., Class A (B)	3,291	198,480
J.C. Penney Company, Inc. (A)(B)	94,500	98,280
Ollie's Bargain Outlet Holdings, Inc. (A)	14,074	936,062
		1,563,204
Specialty retail – 2.9%
Aaron's, Inc.	19,366	814,340
Abercrombie & Fitch Company, Class A	19,389	388,749
American Eagle Outfitters, Inc.	45,597	881,390
America's Car-Mart, Inc. (A)	1,789	129,613
Asbury Automotive Group, Inc. (A)	5,443	362,830
Ascena Retail Group, Inc. (A)	52,702	132,282
At Home Group, Inc. (A)	12,818	239,184
Barnes & Noble Education, Inc. (A)	12,908	51,761
Barnes & Noble, Inc.	19,322	136,993
Bed Bath & Beyond, Inc. (B)	38,268	433,194
Boot Barn Holdings, Inc. (A)	8,211	139,833
Caleres, Inc.	12,040	335,073
Camping World Holdings, Inc., Class A (B)	9,714	111,420
Carvana Company (A)(B)	9,372	306,558
Chico's FAS, Inc.	36,972	207,783
Citi Trends, Inc.	4,027	82,111
Conn's, Inc. (A)	5,647	106,502
DSW, Inc., Class A	19,518	482,095
Express, Inc. (A)	21,796	111,378
Five Below, Inc. (A)	15,512	1,587,188
GameStop Corp., Class A (B)	28,538	360,150
Genesco, Inc. (A)	5,685	251,846
GNC Holdings, Inc., Class A (A)(B)	26,102	61,862

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Group 1 Automotive, Inc.	5,215	$274,935
Guess?, Inc.	16,309	338,738
Haverty Furniture Companies, Inc.	5,859	110,032
Hibbett Sports, Inc. (A)	5,961	85,242
Hudson, Ltd., Class A (A)	11,794	202,267
Lithia Motors, Inc., Class A	6,317	482,177
Lumber Liquidators Holdings, Inc. (A)	8,688	82,710
MarineMax, Inc. (A)	6,235	114,163
Monro, Inc.	9,058	622,738
Murphy USA, Inc. (A)	8,448	647,455
National Vision Holdings, Inc. (A)	14,103	397,282
Office Depot, Inc.	158,765	409,614
Party City Holdco, Inc. (A)(B)	16,597	165,638
Rent-A-Center, Inc. (A)(B)	12,966	209,920
RH (A)(B)	5,575	667,997
Sally Beauty Holdings, Inc. (A)	34,345	585,582
Shoe Carnival, Inc. (B)	3,174	106,361
Signet Jewelers, Ltd.	14,836	471,340
Sleep Number Corp. (A)	9,676	307,019
Sonic Automotive, Inc., Class A	6,975	95,976
Sportsman's Warehouse Holdings, Inc. (A)	11,796	51,666
Tailored Brands, Inc.	14,405	196,484
The Buckle, Inc. (B)	8,627	166,846
The Cato Corp., Class A	6,890	98,320
The Children's Place, Inc.	4,450	400,901
Tile Shop Holdings, Inc.	13,633	74,709
Tilly's, Inc., Class A	4,675	50,771
Winmark Corp.	655	104,145
Zumiez, Inc. (A)	5,595	107,256
		15,342,419
Textiles, apparel and luxury goods – 0.9%
Crocs, Inc. (A)	19,267	500,557
Culp, Inc.	3,699	69,911
Deckers Outdoor Corp. (A)	8,220	1,051,749
Fossil Group, Inc. (A)(B)	13,411	210,955
G-III Apparel Group, Ltd. (A)	12,382	345,334
Movado Group, Inc.	4,495	142,132
Oxford Industries, Inc.	4,668	331,615
Rocky Brands, Inc.	2,189	56,914
Steven Madden, Ltd.	24,601	744,426
Unifi, Inc. (A)	4,755	108,604
Vera Bradley, Inc. (A)	7,503	64,301
Wolverine World Wide, Inc.	26,134	833,413
		4,459,911
		61,768,503
Consumer staples – 2.7%
Beverages – 0.3%
Coca-Cola Consolidated, Inc.	1,366	242,301
Craft Brew Alliance, Inc. (A)	4,443	63,579
MGP Ingredients, Inc. (B)	3,888	221,810
National Beverage Corp. (B)	3,384	242,870
Primo Water Corp. (A)	9,767	136,836
The Boston Beer Company, Inc., Class A (A)	2,316	557,785
		1,465,181
Food and staples retailing – 0.5%
BJ's Wholesale Club Holdings, Inc. (A)	12,630	279,881
Ingles Markets, Inc., Class A	4,207	114,515
Performance Food Group Company (A)	28,670	925,181
PriceSmart, Inc.	6,374	376,703
Rite Aid Corp. (A)(B)	309,354	219,115
SpartanNash Company	10,606	182,211
The Andersons, Inc.	7,714	230,571
The Chefs' Warehouse, Inc. (A)	6,400	204,672
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
United Natural Foods, Inc. (A)	14,580	$154,402
Village Super Market, Inc., Class A	2,879	76,984
Weis Markets, Inc.	2,775	132,590
		2,896,825
Food products – 1.2%
B&G Foods, Inc. (B)	18,733	541,571
Calavo Growers, Inc. (B)	4,414	322,045
Cal-Maine Foods, Inc.	8,738	369,617
Darling Ingredients, Inc. (A)	46,155	888,022
Dean Foods Company	27,495	104,756
Farmer Brothers Company (A)	3,221	75,146
Fresh Del Monte Produce, Inc.	8,402	237,525
Freshpet, Inc. (A)	7,685	247,150
Hostess Brands, Inc. (A)	27,622	302,185
J&J Snack Foods Corp.	4,102	593,108
John B. Sanfilippo & Son, Inc.	2,504	139,373
Lancaster Colony Corp.	5,263	930,814
Landec Corp. (A)	8,607	101,907
Limoneira Company	4,692	91,729
Sanderson Farms, Inc.	5,664	562,379
Seneca Foods Corp., Class A (A)	2,358	66,543
The Simply Good Foods Company (A)	17,631	333,226
Tootsie Roll Industries, Inc. (B)	4,348	145,223
		6,052,319
Household products – 0.2%
Central Garden & Pet Company (A)	3,917	134,941
Central Garden & Pet Company, Class A (A)	9,965	311,406
WD-40 Company (B)	3,815	699,137
		1,145,484
Personal products – 0.4%
Edgewell Personal Care Company (A)	15,122	564,807
elf Beauty, Inc. (A)(B)	7,210	62,439
Inter Parfums, Inc.	5,010	328,506
Medifast, Inc.	3,370	421,317
Revlon, Inc., Class A (A)(B)	2,907	73,227
USANA Health Sciences, Inc. (A)	3,695	435,012
		1,885,308
Tobacco – 0.1%
22nd Century Group, Inc. (A)	37,236	92,718
Pyxus International, Inc. (A)(B)	2,650	31,429
Turning Point Brands, Inc.	2,350	63,967
Universal Corp.	6,730	364,430
Vector Group, Ltd.	29,374	285,809
		838,353
		14,283,470
Energy – 3.4%
Energy equipment and services – 1.2%
Archrock, Inc.	37,143	278,201
Basic Energy Services, Inc. (A)	6,401	24,580
Bristow Group, Inc. (A)(B)	9,624	23,386
C&J Energy Services, Inc. (A)	18,450	249,075
Cactus, Inc., Class A (A)	11,057	303,072
Covia Holdings Corp. (A)(B)	9,066	31,006
Diamond Offshore Drilling, Inc. (A)(B)	18,116	171,015
Dril-Quip, Inc. (A)	9,689	290,961
Era Group, Inc. (A)	6,434	56,233
Exterran Corp. (A)	9,527	168,628
Forum Energy Technologies, Inc. (A)	24,383	100,702
Frank's International NV (A)	22,742	118,713
FTS International, Inc. (A)	9,177	65,248
Helix Energy Solutions Group, Inc. (A)	40,157	217,249
Independence Contract Drilling, Inc. (A)	12,963	40,445

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Keane Group, Inc. (A)	14,712	$120,344
KLX Energy Services Holdings, Inc. (A)	6,214	145,718
Liberty Oilfield Services, Inc., Class A (B)	12,748	165,087
Mammoth Energy Services, Inc.	3,772	67,821
Matrix Service Company (A)	8,051	144,435
McDermott International, Inc. (A)	51,746	338,419
Natural Gas Services Group, Inc. (A)	4,083	67,125
Newpark Resources, Inc. (A)	25,717	176,676
Nine Energy Service, Inc. (A)	4,272	96,291
Noble Corp. PLC (A)	72,066	188,813
Oceaneering International, Inc. (A)	28,090	339,889
Oil States International, Inc. (A)	16,764	239,390
Pioneer Energy Services Corp. (A)	23,741	29,201
ProPetro Holding Corp. (A)	19,602	241,497
RigNet, Inc. (A)	4,714	59,585
Rowan Companies PLC, Class A (A)	36,998	310,413
SEACOR Holdings, Inc. (A)	4,794	177,378
SEACOR Marine Holdings, Inc. (A)	5,109	60,082
Select Energy Services, Inc., Class A (A)	13,334	84,271
Solaris Oilfield Infrastructure, Inc., Class A (B)	7,769	93,927
Superior Energy Services, Inc. (A)	45,048	150,911
TETRA Technologies, Inc. (A)	37,118	62,358
Tidewater, Inc. (A)	7,832	149,826
U.S. Silica Holdings, Inc. (B)	22,705	231,137
Unit Corp. (A)	15,253	217,813
		6,096,921
Oil, gas and consumable fuels – 2.2%
Abraxas Petroleum Corp. (A)	51,582	56,224
Alta Mesa Resources, Inc., Class A (A)(B)	30,977	30,977
Arch Coal, Inc., Class A	4,643	385,323
Ardmore Shipping Corp. (A)	11,656	54,434
Berry Petroleum Corp.	4,060	35,199
Bonanza Creek Energy, Inc. (A)	4,990	103,143
California Resources Corp. (A)	13,118	223,531
Callon Petroleum Company (A)	66,043	428,619
Carrizo Oil & Gas, Inc. (A)	25,412	286,901
Clean Energy Fuels Corp. (A)	41,492	71,366
Cloud Peak Energy, Inc. (A)	24,031	8,803
CONSOL Energy, Inc. (A)	7,903	250,604
CVR Energy, Inc.	4,545	156,712
Delek US Holdings, Inc.	23,036	748,900
Denbury Resources, Inc. (A)(B)	133,374	228,070
DHT Holdings, Inc.	27,240	106,781
Dorian LPG, Ltd. (A)	9,038	52,692
Earthstone Energy, Inc., Class A (A)	6,798	30,727
Energy Fuels, Inc. (A)(B)	26,731	76,183
Evolution Petroleum Corp.	9,125	62,233
Frontline, Ltd. (A)(B)	23,525	130,093
GasLog, Ltd.	11,675	192,171
Golar LNG, Ltd.	26,980	587,085
Green Plains, Inc.	11,681	153,138
Gulfport Energy Corp. (A)	48,630	318,527
Halcon Resources Corp. (A)(B)	39,804	67,667
HighPoint Resources Corp. (A)	32,932	82,001
International Seaways, Inc. (A)	6,201	104,425
Jagged Peak Energy, Inc. (A)(B)	18,711	170,644
Laredo Petroleum, Inc. (A)	45,453	164,540
Lilis Energy, Inc. (A)	14,561	19,949
Matador Resources Company (A)	30,180	468,695
Nordic American Tankers, Ltd. (B)	46,694	93,388
Northern Oil and Gas, Inc. (A)	57,327	129,559
Oasis Petroleum, Inc. (A)	78,095	431,865
Overseas Shipholding Group, Inc., Class A (A)	17,485	29,025
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Panhandle Oil and Gas, Inc., Class A	4,788	$74,214
Par Pacific Holdings, Inc. (A)	9,364	132,782
PDC Energy, Inc. (A)	19,030	566,333
Peabody Energy Corp.	21,872	666,659
Penn Virginia Corp. (A)	3,547	191,751
Renewable Energy Group, Inc. (A)	10,618	272,883
Resolute Energy Corp. (A)(B)	6,416	185,936
REX American Resources Corp. (A)	1,606	109,385
Ring Energy, Inc. (A)	17,497	88,885
Sanchez Energy Corp. (A)(B)	26,881	7,258
SandRidge Energy, Inc. (A)	8,646	65,796
Scorpio Tankers, Inc.	88,524	155,802
SemGroup Corp., Class A	23,000	316,940
Ship Finance International, Ltd.	21,832	229,891
SilverBow Resources, Inc. (A)	1,715	40,543
Southwestern Energy Company (A)	167,152	569,988
SRC Energy, Inc. (A)	70,441	331,073
Talos Energy, Inc. (A)	6,082	99,258
Teekay Corp. (B)	20,810	69,505
Teekay Tankers, Ltd., Class A	69,855	64,825
Tellurian, Inc. (A)(B)	25,350	176,183
Ultra Petroleum Corp. (A)(B)	53,432	40,614
Uranium Energy Corp. (A)	54,312	67,890
W&T Offshore, Inc. (A)	27,280	112,394
WildHorse Resource Development Corp. (A)	8,124	114,630
World Fuel Services Corp.	19,133	409,638
		11,701,250
		17,798,171
Financials – 17.7%
Banks – 9.4%
1st Constitution Bancorp	3,476	69,277
1st Source Corp.	4,019	162,126
Access National Corp.	5,106	108,911
ACNB Corp.	1,847	72,495
Allegiance Bancshares, Inc. (A)	3,814	123,459
Amalgamated Bank, Class A	3,635	70,883
American National Bankshares, Inc.	2,537	74,359
Ameris Bancorp	12,203	386,469
Ames National Corp.	3,840	97,613
Arrow Financial Corp.	3,547	113,575
Atlantic Capital Bancshares, Inc. (A)	8,250	135,053
Banc of California, Inc.	11,968	159,294
BancFirst Corp.	4,787	238,871
BancorpSouth Bank	25,993	679,457
Bank of Commerce Holdings	7,717	84,578
Bank of Marin Bancorp	4,250	175,270
Bankwell Financial Group, Inc.	2,076	59,602
Banner Corp.	8,978	480,143
Bar Harbor Bankshares	4,368	97,974
Baycom Corp. (A)	4,820	111,294
BCB Bancorp, Inc.	4,328	45,314
Berkshire Hills Bancorp, Inc.	10,973	295,942
Blue Hills Bancorp, Inc.	7,029	149,999
Boston Private Financial Holdings, Inc.	23,966	253,321
Bridge Bancorp, Inc.	5,270	134,332
Brookline Bancorp, Inc.	22,411	309,720
Bryn Mawr Bank Corp.	5,530	190,232
Business First Bancshares, Inc.	3,888	94,206
Byline Bancorp, Inc. (A)	4,220	70,305
C&F Financial Corp.	1,236	65,768
Cadence BanCorp	19,894	333,821
Cambridge Bancorp	869	72,344
Camden National Corp.	4,238	152,441
Capital City Bank Group, Inc.	4,236	98,318

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Capstar Financial Holdings, Inc.	4,096	$60,334
Carolina Financial Corp.	6,094	180,321
Cathay General Bancorp	20,715	694,574
CB Financial Services, Inc. (B)	2,738	67,848
CBTX, Inc.	5,526	162,464
CenterState Bank Corp.	26,263	552,574
Central Pacific Financial Corp.	7,743	188,542
Central Valley Community Bancorp	3,572	67,404
Century Bancorp, Inc., Class A	981	66,443
Chemical Financial Corp.	20,012	732,639
Chemung Financial Corp.	1,203	49,696
Citizens & Northern Corp.	4,065	107,438
City Holding Company	4,008	270,901
Civista Bancshares, Inc.	5,197	90,532
CNB Financial Corp.	4,459	102,334
Coastal Financial Corp. (A)	3,639	55,422
Codorus Valley Bancorp, Inc.	2,837	60,286
Columbia Banking System, Inc.	20,556	745,977
Community Bank System, Inc.	13,844	807,105
Community Bankers Trust Corp. (A)	7,783	56,193
Community Trust Bancorp, Inc.	3,809	150,874
ConnectOne Bancorp, Inc.	8,932	164,974
Customers Bancorp, Inc. (A)	8,627	157,011
CVB Financial Corp.	31,332	633,846
Eagle Bancorp, Inc. (A)	9,012	438,975
Enterprise Financial Services Corp.	6,241	234,849
Equity Bancshares, Inc., Class A (A)	4,142	146,006
Esquire Financial Holdings, Inc. (A)	3,517	76,319
Evans Bancorp, Inc.	1,675	54,454
Farmers & Merchants Bancorp, Inc.	2,419	93,107
Farmers National Banc Corp.	7,459	95,028
FB Financial Corp.	4,458	156,119
FCB Financial Holdings, Inc., Class A (A)	12,106	406,519
Fidelity D&D Bancorp, Inc. (B)	1,090	69,956
Fidelity Southern Corp.	6,792	176,728
Financial Institutions, Inc.	4,796	123,257
First Bancorp (NC)	8,276	270,294
First BanCorp (PR)	61,008	524,669
First Bancorp, Inc.	3,161	83,134
First Busey Corp.	12,012	294,774
First Business Financial Services, Inc.	3,350	65,359
First Choice Bancorp	3,469	78,399
First Commonwealth Financial Corp.	27,604	333,456
First Community Bankshares, Inc.	4,672	147,075
First Community Corp.	3,606	70,065
First Financial Bancorp	27,221	645,682
First Financial Bankshares, Inc. (B)	18,420	1,062,650
First Financial Corp.	3,135	125,870
First Financial Northwest, Inc.	4,012	62,066
First Foundation, Inc. (A)	11,842	152,288
First Internet Bancorp	3,636	74,320
First Interstate BancSystem, Inc., Class A	8,399	307,067
First Merchants Corp.	13,204	452,501
First Mid-Illinois Bancshares, Inc.	3,753	119,796
First Midwest Bancorp, Inc.	29,383	582,077
Flushing Financial Corp.	8,350	179,776
Franklin Financial Network, Inc. (A)	3,909	103,080
Fulton Financial Corp.	47,134	729,634
German American Bancorp, Inc.	6,153	170,869
Glacier Bancorp, Inc.	23,901	946,958
Great Southern Bancorp, Inc.	3,081	141,818
Great Western Bancorp, Inc.	15,971	499,094
Green Bancorp, Inc.	8,087	138,611
Guaranty Bancorp	7,434	154,256
Guaranty Bancshares, Inc.	2,103	62,711
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Hancock Whitney Corp.	23,515	$814,795
Hanmi Financial Corp.	9,319	183,584
HarborOne Bancorp, Inc. (A)	4,883	77,591
Heartland Financial USA, Inc.	7,637	335,646
Heritage Commerce Corp.	12,766	144,766
Heritage Financial Corp.	10,165	302,104
Hilltop Holdings, Inc.	20,014	356,850
Home BancShares, Inc.	45,333	740,741
HomeTrust Bancshares, Inc.	4,955	129,722
Hope Bancorp, Inc.	35,292	418,563
Horizon Bancorp, Inc.	10,757	169,745
Howard Bancorp, Inc. (A)	5,455	78,007
IBERIABANK Corp.	15,235	979,306
Independent Bank Corp. (MA)	7,512	528,169
Independent Bank Corp. (MI)	5,283	111,049
Independent Bank Group, Inc.	6,126	280,387
International Bancshares Corp.	15,173	521,951
Investar Holding Corp.	2,868	71,126
Investors Bancorp, Inc.	66,764	694,346
Lakeland Bancorp, Inc.	13,234	195,996
Lakeland Financial Corp.	6,650	267,064
LCNB Corp.	4,509	68,311
LegacyTexas Financial Group, Inc.	13,809	443,131
Live Oak Bancshares, Inc.	7,330	108,557
Macatawa Bank Corp.	7,778	74,824
MB Financial, Inc.	22,815	904,158
MBT Financial Corp.	6,036	56,135
Mercantile Bank Corp.	4,948	139,830
Metropolitan Bank Holding Corp. (A)	2,312	71,325
Mid Penn Bancorp, Inc.	2,337	53,798
Middlefield Banc Corp.	1,351	57,323
Midland States Bancorp, Inc.	6,262	139,893
MidSouth Bancorp, Inc.	6,122	64,893
MidWestOne Financial Group, Inc.	3,479	86,384
MVB Financial Corp.	3,979	71,781
National Bank Holdings Corp., Class A	7,901	243,904
National Bankshares, Inc.	2,111	76,904
National Commerce Corp. (A)	5,368	193,248
NBT Bancorp, Inc.	11,554	399,653
Nicolet Bankshares, Inc. (A)	2,502	122,098
Northrim BanCorp, Inc.	2,844	93,482
Norwood Financial Corp. (B)	1,939	63,987
OFG Bancorp	12,511	205,931
Ohio Valley Banc Corp.	1,733	61,331
Old Line Bancshares, Inc.	4,979	131,047
Old National Bancorp	42,141	648,971
Old Second Bancorp, Inc.	8,196	106,548
Opus Bank	5,653	110,742
Origin Bancorp, Inc.	5,165	176,023
Orrstown Financial Services, Inc.	3,355	61,095
Pacific City Financial Corp.	5,382	84,228
Pacific Premier Bancorp, Inc. (A)	13,084	333,904
Park National Corp.	3,608	306,500
Parke Bancorp, Inc.	3,360	62,882
Peapack Gladstone Financial Corp.	5,871	147,832
Penns Woods Bancorp, Inc.	1,610	64,786
Peoples Bancorp, Inc.	5,084	153,028
Peoples Financial Services Corp.	2,003	88,252
People's Utah Bancorp	4,817	145,233
Preferred Bank	3,989	172,923
Premier Financial Bancorp, Inc.	5,226	77,920
QCR Holdings, Inc.	3,983	127,814
RBB Bancorp	4,410	77,484
Renasant Corp.	13,716	413,949
Republic Bancorp, Inc., Class A	2,592	100,362

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Republic First Bancorp, Inc. (A)	16,140	$96,356
S&T Bancorp, Inc.	9,333	353,161
Sandy Spring Bancorp, Inc.	9,237	289,488
SB One Bancorp	3,500	71,540
Seacoast Banking Corp. of Florida (A)	13,002	338,312
Select Bancorp, Inc. (A)	6,673	82,612
ServisFirst Bancshares, Inc.	13,447	428,556
Shore Bancshares, Inc.	5,411	78,676
Sierra Bancorp	4,877	117,194
Simmons First National Corp., Class A	25,928	625,643
SmartFinancial, Inc. (A)	4,526	82,690
South State Corp.	10,149	608,433
Southern First Bancshares, Inc. (A)	2,740	87,872
Southern National Bancorp of Virginia, Inc.	7,424	98,145
Southside Bancshares, Inc.	9,118	289,497
State Bank Financial Corp.	10,654	230,020
Stock Yards Bancorp, Inc.	6,213	203,786
Summit Financial Group, Inc.	3,537	68,299
The Bancorp, Inc. (A)	15,535	123,659
The Bank of NT Butterfield & Son, Ltd.	15,002	470,313
The Bank of Princeton	2,582	72,038
The First Bancshares, Inc.	3,947	119,397
The First of Long Island Corp.	8,050	160,598
Tompkins Financial Corp.	3,954	296,590
Towne Bank	18,294	438,141
TriCo Bancshares	7,137	241,159
TriState Capital Holdings, Inc. (A)	7,220	140,501
Triumph Bancorp, Inc. (A)	6,865	203,891
Trustmark Corp.	17,871	508,073
UMB Financial Corp.	12,193	743,407
Union Bankshares Corp.	18,670	527,054
United Bankshares, Inc.	27,485	855,058
United Community Banks, Inc.	21,571	462,914
Univest Financial Corp.	8,492	183,172
Valley National Bancorp	91,506	812,573
Veritex Holdings, Inc. (A)	7,066	151,071
Washington Trust Bancorp, Inc.	4,166	198,010
WesBanco, Inc.	14,601	535,711
West Bancorporation, Inc.	4,715	90,009
Westamerica Bancorporation (B)	7,045	392,266
		49,311,961
Capital markets – 1.3%
Arlington Asset Investment Corp., Class A (B)	9,459	68,483
Artisan Partners Asset Management, Inc., Class A	14,082	311,353
B. Riley Financial, Inc.	6,228	88,438
Blucora, Inc. (A)	13,778	367,046
BrightSphere Investment Group PLC	23,854	254,761
Cohen & Steers, Inc.	6,595	226,340
Cowen, Inc. (A)(B)	7,625	101,718
Diamond Hill Investment Group, Inc.	1,008	150,646
Donnelley Financial Solutions, Inc. (A)	9,893	138,799
Federated Investors, Inc., Class B	27,582	732,302
Focus Financial Partners, Inc., Class A (A)	5,519	145,315
Greenhill & Company, Inc. (B)	5,492	134,005
Hamilton Lane, Inc., Class A	4,273	158,101
Houlihan Lokey, Inc.	9,394	345,699
INTL. FCStone, Inc. (A)	4,559	166,768
Investment Technology Group, Inc.	9,429	285,133
Ladenburg Thalmann Financial Services, Inc.	35,333	82,326
Moelis & Company, Class A	12,838	441,370
Oppenheimer Holdings, Inc., Class A	3,189	81,479
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Piper Jaffray Companies	4,111	$270,668
PJT Partners, Inc., Class A	5,805	225,002
Pzena Investment Management, Inc., Class A	7,037	60,870
Safeguard Scientifics, Inc. (A)	7,993	68,900
Stifel Financial Corp.	19,753	818,169
Virtus Investment Partners, Inc.	2,013	159,893
Waddell & Reed Financial, Inc., Class A (B)	22,137	400,237
Westwood Holdings Group, Inc.	2,677	91,018
WisdomTree Investments, Inc.	35,245	234,379
		6,609,218
Consumer finance – 0.7%
Curo Group Holdings Corp. (A)	3,400	32,266
Elevate Credit, Inc. (A)	7,396	33,134
Encore Capital Group, Inc. (A)(B)	7,425	174,488
Enova International, Inc. (A)	9,526	185,376
EZCORP, Inc., Class A (A)	15,252	117,898
FirstCash, Inc.	12,302	890,050
Green Dot Corp., Class A (A)	13,794	1,096,899
LendingClub Corp. (A)	93,185	245,077
Nelnet, Inc., Class A	4,847	253,692
PRA Group, Inc. (A)	12,979	316,298
Regional Management Corp. (A)	2,827	67,989
World Acceptance Corp. (A)	1,775	181,512
		3,594,679
Diversified financial services – 0.2%
Banco Latinoamericano de Comercio Exterior SA	8,920	154,316
Cannae Holdings, Inc. (A)	19,603	335,603
FGL Holdings (A)	41,973	279,540
Marlin Business Services Corp.	2,657	59,331
NewStar Financial, Inc. (A)(C)	8,978	2,331
On Deck Capital, Inc. (A)	15,954	94,129
		925,250
Insurance – 2.8%
Ambac Financial Group, Inc. (A)	12,207	210,449
American Equity Investment Life Holding Company	25,394	709,508
AMERISAFE, Inc.	5,442	308,507
Argo Group International Holdings, Ltd.	9,149	615,270
Citizens, Inc. (A)(B)	13,973	105,077
CNO Financial Group, Inc.	47,277	703,482
eHealth, Inc. (A)	5,681	218,264
EMC Insurance Group, Inc.	2,749	87,556
Employers Holdings, Inc.	9,187	385,578
Enstar Group, Ltd. (A)	3,291	551,473
FBL Financial Group, Inc., Class A	2,728	179,093
FedNat Holding Company	3,731	74,322
Genworth Financial, Inc., Class A (A)	143,012	666,436
Global Indemnity, Ltd.	2,648	95,937
Goosehead Insurance, Inc., Class A (A)(B)	3,098	81,446
Greenlight Capital Re, Ltd., Class A (A)	9,996	86,166
HCI Group, Inc.	2,365	120,166
Health Insurance Innovations, Inc., Class A (A)(B)	3,779	101,013
Heritage Insurance Holdings, Inc.	6,216	91,500
Horace Mann Educators Corp.	11,690	437,791
Investors Title Company	478	84,453
James River Group Holdings, Ltd.	7,425	271,310
Kemper Corp.	14,999	995,634
Kingstone Companies, Inc.	3,658	64,710
Kinsale Capital Group, Inc.	5,545	308,080
Maiden Holdings, Ltd.	22,874	37,742

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
MBIA, Inc. (A)(B)	26,170	$233,436
National General Holdings Corp.	17,835	431,785
National Western Life Group, Inc., Class A	615	184,931
Primerica, Inc.	12,139	1,186,102
ProAssurance Corp.	15,319	621,339
Protective Insurance Corp., Class B	3,511	58,458
RLI Corp.	11,209	773,309
Safety Insurance Group, Inc.	4,138	338,530
Selective Insurance Group, Inc.	16,343	995,942
State Auto Financial Corp.	4,807	163,630
Stewart Information Services Corp.	6,528	270,259
The Navigators Group, Inc.	5,610	389,839
Third Point Reinsurance, Ltd. (A)	21,571	207,944
Tiptree, Inc.	10,216	57,107
Trupanion, Inc. (A)(B)	7,509	191,179
United Fire Group, Inc.	6,080	337,136
United Insurance Holdings Corp.	6,273	104,257
Universal Insurance Holdings, Inc.	9,059	343,517
		14,479,663
Mortgage real estate investment trusts – 1.1%
AG Mortgage Investment Trust, Inc.	8,476	135,023
Anworth Mortgage Asset Corp.	29,185	117,907
Apollo Commercial Real Estate Finance, Inc.	34,756	579,035
Arbor Realty Trust, Inc.	17,890	180,152
Ares Commercial Real Estate Corp.	9,014	117,543
ARMOUR Residential REIT, Inc.	10,402	213,241
Blackstone Mortgage Trust, Inc., Class A	30,190	961,853
Capstead Mortgage Corp.	25,740	171,686
Cherry Hill Mortgage Investment Corp.	5,686	99,732
Colony Credit Real Estate, Inc.	23,938	377,981
Dynex Capital, Inc.	18,717	107,061
Exantas Capital Corp.	9,939	99,589
Granite Point Mortgage Trust, Inc.	11,922	214,954
Great Ajax Corp.	6,722	81,000
Invesco Mortgage Capital, Inc.	30,345	439,396
KKR Real Estate Finance Trust, Inc.	3,778	72,349
Ladder Capital Corp.	23,871	369,284
New York Mortgage Trust, Inc.	40,669	239,540
Orchid Island Capital, Inc.	16,140	103,135
PennyMac Mortgage Investment Trust	15,966	297,287
Ready Capital Corp.	5,655	78,209
Redwood Trust, Inc.	22,114	333,258
TPG RE Finance Trust, Inc.	7,982	145,911
Western Asset Mortgage Capital Corp.	11,934	99,530
		5,634,656
Thrifts and mortgage finance – 2.2%
Axos Financial, Inc. (A)	16,395	412,826
BankFinancial Corp.	5,474	81,836
Beneficial Bancorp, Inc.	19,850	283,657
BSB Bancorp, Inc. (A)	2,715	76,183
Capitol Federal Financial, Inc.	35,380	451,803
Columbia Financial, Inc. (A)	14,317	218,907
Dime Community Bancshares, Inc.	9,859	167,406
Essent Group, Ltd. (A)	27,241	931,097
Federal Agricultural Mortgage Corp., Class C	2,560	154,726
First Defiance Financial Corp.	5,875	143,996
Flagstar Bancorp, Inc. (A)	7,403	195,439
FS Bancorp, Inc.	1,372	58,831
Hingham Institution for Savings	349	69,011
Home Bancorp, Inc.	2,716	96,146
HomeStreet, Inc. (A)	7,191	152,665
Kearny Financial Corp.	26,351	337,820
LendingTree, Inc. (A)(B)	2,309	506,987
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Luther Burbank Corp.	6,745	$60,840
Merchants Bancorp	4,803	95,868
Meridian Bancorp, Inc.	14,116	202,141
Meta Financial Group, Inc.	8,409	163,051
MGIC Investment Corp. (A)	101,849	1,065,341
Mr. Cooper Group, Inc. (A)	7,854	91,656
NMI Holdings, Inc., Class A (A)	17,989	321,104
Northfield Bancorp, Inc.	13,796	186,936
Northwest Bancshares, Inc.	25,577	433,274
OceanFirst Financial Corp.	13,778	310,143
Ocwen Financial Corp. (A)	36,254	48,580
Oritani Financial Corp.	12,066	177,974
PCSB Financial Corp.	6,424	125,653
PennyMac Financial Services, Inc.	5,802	123,351
Provident Bancorp, Inc. (A)	2,178	47,219
Provident Financial Services, Inc.	16,298	393,271
Radian Group, Inc.	60,751	993,886
Riverview Bancorp, Inc.	8,452	61,531
SI Financial Group, Inc.	5,097	64,885
Southern Missouri Bancorp, Inc.	2,027	68,715
Sterling Bancorp, Inc.	7,924	55,072
Territorial Bancorp, Inc.	2,461	63,937
Timberland Bancorp, Inc.	2,152	47,990
TrustCo Bank Corp.	29,187	200,223
United Community Financial Corp.	15,107	133,697
United Financial Bancorp, Inc.	15,206	223,528
Walker & Dunlop, Inc.	7,953	343,967
Washington Federal, Inc.	22,154	591,733
Waterstone Financial, Inc.	6,300	105,588
Western New England Bancorp, Inc.	8,659	86,936
WSFS Financial Corp.	8,578	325,192
		11,552,618
		92,108,045
Health care – 15.1%
Biotechnology – 6.0%
Abeona Therapeutics, Inc. (A)	9,526	68,016
ACADIA Pharmaceuticals, Inc. (A)(B)	28,830	466,181
Acceleron Pharma, Inc. (A)	11,276	491,070
Achillion Pharmaceuticals, Inc. (A)	41,419	65,856
Acorda Therapeutics, Inc. (A)	12,980	202,228
Adamas Pharmaceuticals, Inc. (A)(B)	6,705	57,261
Aduro Biotech, Inc. (A)	20,387	53,822
Adverum Biotechnologies, Inc. (A)	17,013	53,591
Agenus, Inc. (A)(B)	29,289	69,708
AgeX Therapeutics, Inc. (A)	3,080	9,209
Aimmune Therapeutics, Inc. (A)	12,678	303,258
Akebia Therapeutics, Inc. (A)	26,558	146,868
Albireo Pharma, Inc. (A)	3,137	76,951
Alder Biopharmaceuticals, Inc. (A)	17,362	177,961
Aldeyra Therapeutics, Inc. (A)	6,143	50,987
Allakos, Inc. (A)	2,501	130,727
Allogene Therapeutics, Inc. (A)	3,434	92,478
AMAG Pharmaceuticals, Inc. (A)	10,229	155,379
Amicus Therapeutics, Inc. (A)	55,186	528,682
AnaptysBio, Inc. (A)	5,532	352,886
Apellis Pharmaceuticals, Inc. (A)	10,844	143,032
Aptinyx, Inc. (A)(B)	4,216	69,733
Arbutus Biopharma Corp. (A)	10,892	41,716
Arcus Biosciences, Inc. (A)	1,699	18,298
Ardelyx, Inc. (A)	15,568	27,867
Arena Pharmaceuticals, Inc. (A)	14,531	565,982
ArQule, Inc. (A)	32,305	89,485
Array BioPharma, Inc. (A)	59,210	843,743
Arrowhead Pharmaceuticals, Inc. (A)(B)	25,295	314,164
Atara Biotherapeutics, Inc. (A)	12,295	427,128

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Athenex, Inc. (A)(B)	13,161	$167,013
Athersys, Inc. (A)(B)	37,762	54,377
Audentes Therapeutics, Inc. (A)	9,514	202,838
AVEO Pharmaceuticals, Inc. (A)(B)	32,361	51,778
Avid Bioservices, Inc. (A)	15,647	64,153
Avrobio, Inc. (A)	1,951	32,484
Bellicum Pharmaceuticals, Inc. (A)	13,724	40,074
BioCryst Pharmaceuticals, Inc. (A)(B)	32,851	265,108
Biohaven Pharmaceutical Holding Company, Ltd. (A)	8,392	310,336
BioSpecifics Technologies Corp. (A)	1,938	117,443
BioTime, Inc. (A)(B)	30,808	28,128
Blueprint Medicines Corp. (A)	12,009	647,405
Cara Therapeutics, Inc. (A)(B)	9,723	126,399
CareDx, Inc. (A)	9,805	246,498
CASI Pharmaceuticals, Inc. (A)	15,209	61,140
Catalyst Pharmaceuticals, Inc. (A)	29,873	57,356
Celcuity, Inc. (A)	2,035	48,820
Cellular Biomedicine Group, Inc. (A)(B)	3,743	66,101
ChemoCentryx, Inc. (A)	7,117	77,646
Chimerix, Inc. (A)	15,757	40,495
Clovis Oncology, Inc. (A)(B)	13,870	249,105
Coherus Biosciences, Inc. (A)(B)	15,394	139,316
Concert Pharmaceuticals, Inc. (A)	6,905	86,658
Corbus Pharmaceuticals Holdings, Inc. (A)(B)	16,312	95,262
Crinetics Pharmaceuticals, Inc. (A)(B)	2,269	68,047
Cue Biopharma, Inc. (A)	6,096	28,651
Cytokinetics, Inc. (A)	14,465	91,419
CytomX Therapeutics, Inc. (A)	13,190	199,169
Deciphera Pharmaceuticals, Inc. (A)	2,679	56,232
Denali Therapeutics, Inc. (A)(B)	13,469	278,270
Dicerna Pharmaceuticals, Inc. (A)	13,517	144,497
Dynavax Technologies Corp. (A)(B)	18,690	171,014
Eagle Pharmaceuticals, Inc. (A)	3,103	125,020
Editas Medicine, Inc. (A)	13,598	309,355
Emergent BioSolutions, Inc. (A)	12,879	763,467
Enanta Pharmaceuticals, Inc. (A)	4,868	344,800
Epizyme, Inc. (A)	15,970	98,375
Esperion Therapeutics, Inc. (A)(B)	6,805	313,030
Fate Therapeutics, Inc. (A)	15,172	194,657
FibroGen, Inc. (A)	21,647	1,001,823
Five Prime Therapeutics, Inc. (A)	10,440	97,092
Flexion Therapeutics, Inc. (A)(B)	10,127	114,638
G1 Therapeutics, Inc. (A)	6,151	117,792
Genomic Health, Inc. (A)	6,137	395,284
Geron Corp. (A)(B)	49,521	49,521
Global Blood Therapeutics, Inc. (A)	14,582	598,591
GlycoMimetics, Inc. (A)	10,374	98,242
Halozyme Therapeutics, Inc. (A)	36,420	532,825
Heron Therapeutics, Inc. (A)	20,050	520,097
Homology Medicines, Inc. (A)	3,412	76,292
Idera Pharmaceuticals, Inc. (A)	6,300	17,451
ImmunoGen, Inc. (A)	42,227	202,690
Immunomedics, Inc. (A)(B)	41,228	588,324
Inovio Pharmaceuticals, Inc. (A)	26,189	104,756
Insmed, Inc. (A)	22,394	293,809
Insys Therapeutics, Inc. (A)(B)	8,540	29,890
Intellia Therapeutics, Inc. (A)	9,953	135,858
Intercept Pharmaceuticals, Inc. (A)	6,346	639,613
Intrexon Corp. (A)	21,573	141,087
Invitae Corp. (A)	19,283	213,270
Iovance Biotherapeutics, Inc. (A)	24,334	215,356
Ironwood Pharmaceuticals, Inc. (A)	40,697	421,621
Kadmon Holdings, Inc. (A)	31,041	64,565
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Karyopharm Therapeutics, Inc. (A)	14,526	$136,109
Kindred Biosciences, Inc. (A)	9,891	108,306
Kiniksa Pharmaceuticals, Ltd., Class A (A)	2,193	61,601
Kura Oncology, Inc. (A)	8,590	120,604
La Jolla Pharmaceutical Company (A)(B)	6,669	62,889
Lexicon Pharmaceuticals, Inc. (A)(B)	13,724	91,127
Ligand Pharmaceuticals, Inc. (A)	6,049	820,849
Loxo Oncology, Inc. (A)	7,783	1,090,165
MacroGenics, Inc. (A)	11,922	151,409
Madrigal Pharmaceuticals, Inc. (A)(B)	2,010	226,567
MannKind Corp. (A)(B)	43,874	46,506
MediciNova, Inc. (A)(B)	12,241	100,009
Minerva Neurosciences, Inc. (A)	9,693	65,331
Mirati Therapeutics, Inc. (A)	5,894	250,023
Momenta Pharmaceuticals, Inc. (A)	22,373	246,998
Myriad Genetics, Inc. (A)	19,181	557,592
Natera, Inc. (A)	9,733	135,873
Novavax, Inc. (A)(B)	113,734	209,271
OPKO Health, Inc. (A)	94,903	285,658
Palatin Technologies, Inc. (A)	70,896	50,223
PDL BioPharma, Inc. (A)	45,207	131,100
Pieris Pharmaceuticals, Inc. (A)	16,249	43,222
PolarityTE, Inc. (A)(B)	3,250	43,843
Portola Pharmaceuticals, Inc. (A)(B)	19,028	371,427
Progenics Pharmaceuticals, Inc. (A)	25,749	108,146
Prothena Corp. PLC (A)	12,488	128,626
PTC Therapeutics, Inc. (A)	13,204	453,161
Puma Biotechnology, Inc. (A)	8,462	172,202
Ra Pharmaceuticals, Inc. (A)	5,001	91,018
Radius Health, Inc. (A)(B)	12,155	200,436
REGENXBIO, Inc. (A)	9,167	384,556
Repligen Corp. (A)	11,390	600,709
Retrophin, Inc. (A)	11,926	269,885
Rhythm Pharmaceuticals, Inc. (A)	4,616	124,078
Rigel Pharmaceuticals, Inc. (A)	52,277	120,237
Rocket Pharmaceuticals, Inc. (A)	6,246	92,566
Rubius Therapeutics, Inc. (A)(B)	3,822	61,458
Sangamo Therapeutics, Inc. (A)	29,620	340,038
Savara, Inc. (A)	9,473	71,711
Scholar Rock Holding Corp. (A)(B)	2,267	52,073
Selecta Biosciences, Inc. (A)	6,169	16,410
Seres Therapeutics, Inc. (A)(B)	7,550	34,126
Solid Biosciences, Inc. (A)(B)	3,598	96,426
Sorrento Therapeutics, Inc. (A)(B)	33,045	79,308
Spark Therapeutics, Inc. (A)(B)	9,163	358,640
Spectrum Pharmaceuticals, Inc. (A)	29,630	259,263
Spring Bank Pharmaceuticals, Inc. (A)(B)	5,130	53,301
Stemline Therapeutics, Inc. (A)	8,833	83,914
Synergy Pharmaceuticals, Inc. (A)(B)	80,513	9,170
Synlogic, Inc. (A)	5,310	37,223
Syros Pharmaceuticals, Inc. (A)	8,404	46,810
T2 Biosystems, Inc. (A)	11,093	33,390
TG Therapeutics, Inc. (A)(B)	19,111	78,355
Tocagen, Inc. (A)	6,346	52,101
Tyme Technologies, Inc. (A)	17,982	66,354
Ultragenyx Pharmaceutical, Inc. (A)	13,642	593,154
UNITY Biotechnology, Inc. (A)	2,502	40,683
Vanda Pharmaceuticals, Inc. (A)	14,992	391,741
Veracyte, Inc. (A)	9,171	115,371
Verastem, Inc. (A)(B)	20,613	69,260
Vericel Corp. (A)	12,793	222,598
Viking Therapeutics, Inc. (A)(B)	15,226	116,479
Vital Therapies, Inc. (A)	33,514	6,244
Voyager Therapeutics, Inc. (A)	6,690	62,886
Xencor, Inc. (A)	13,518	488,811

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Zafgen, Inc. (A)	9,539	$47,218
ZIOPHARM Oncology, Inc. (A)(B)	40,518	75,769
		31,439,297
Health care equipment and supplies – 3.7%
Accuray, Inc. (A)	27,836	94,921
AngioDynamics, Inc. (A)	10,600	213,378
Anika Therapeutics, Inc. (A)	4,302	144,590
Antares Pharma, Inc. (A)	45,898	124,843
AtriCure, Inc. (A)	9,733	297,830
Atrion Corp.	409	303,102
Avanos Medical, Inc. (A)	13,544	606,636
AxoGen, Inc. (A)	9,787	199,948
Cardiovascular Systems, Inc. (A)	9,453	269,316
Cerus Corp. (A)	39,266	199,079
CONMED Corp.	7,252	465,578
CryoLife, Inc. (A)	10,262	291,236
CryoPort, Inc. (A)(B)	8,100	89,343
Cutera, Inc. (A)	4,121	70,139
CytoSorbents Corp. (A)	9,233	74,603
GenMark Diagnostics, Inc. (A)	16,010	77,809
Glaukos Corp. (A)	9,596	539,007
Globus Medical, Inc., Class A (A)	20,825	901,306
Haemonetics Corp. (A)	14,842	1,484,942
Heska Corp. (A)	1,982	170,650
Inogen, Inc. (A)	5,090	632,025
Integer Holdings Corp. (A)	8,982	684,967
IntriCon Corp. (A)	2,141	56,480
Invacare Corp.	10,060	43,258
iRhythm Technologies, Inc. (A)	6,972	484,415
Lantheus Holdings, Inc. (A)	11,239	175,890
LeMaitre Vascular, Inc.	4,815	113,827
LivaNova PLC (A)	13,987	1,279,391
Meridian Bioscience, Inc.	12,845	222,989
Merit Medical Systems, Inc. (A)	15,395	859,195
Natus Medical, Inc. (A)	9,257	315,016
Neogen Corp. (A)	14,527	828,039
Neuronetics, Inc. (A)	2,049	39,648
Nevro Corp. (A)	8,423	327,570
Novocure, Ltd. (A)	21,298	713,057
NuVasive, Inc. (A)	14,818	734,380
Nuvectra Corp. (A)	4,361	71,259
NxStage Medical, Inc. (A)	18,653	533,849
OraSure Technologies, Inc. (A)	17,983	210,041
Orthofix Medical, Inc. (A)	5,051	265,127
OrthoPediatrics Corp. (A)	2,245	78,306
Oxford Immunotec Global PLC (A)	8,127	103,863
Quidel Corp. (A)	9,912	483,904
Rockwell Medical, Inc. (A)(B)	17,592	39,758
RTI Surgical, Inc. (A)	20,039	74,144
SeaSpine Holdings Corp. (A)	4,556	83,101
Senseonics Holdings, Inc. (A)(B)	26,499	68,632
Sientra, Inc. (A)	6,749	85,780
STAAR Surgical Company (A)	12,789	408,097
Surmodics, Inc. (A)	3,758	177,603
Tactile Systems Technology, Inc. (A)	5,089	231,804
Tandem Diabetes Care, Inc. (A)	14,745	559,868
TransEnterix, Inc. (A)(B)	46,268	104,566
Utah Medical Products, Inc.	1,151	95,625
Varex Imaging Corp. (A)	11,305	267,702
ViewRay, Inc. (A)(B)	17,821	108,173
Wright Medical Group NV (A)(B)	36,042	981,063
		19,160,668
Health care providers and services – 1.9%
Addus HomeCare Corp. (A)	2,776	188,435
Amedisys, Inc. (A)	7,654	896,360
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
American Renal Associates Holdings, Inc. (A)	4,314	$49,697
AMN Healthcare Services, Inc. (A)	13,058	739,866
BioScrip, Inc. (A)	41,931	149,694
BioTelemetry, Inc. (A)	9,438	563,637
Brookdale Senior Living, Inc. (A)	55,314	370,604
Capital Senior Living Corp. (A)	8,637	58,732
Civitas Solutions, Inc. (A)	5,260	92,103
Community Health Systems, Inc. (A)(B)	27,760	78,283
CorVel Corp. (A)	2,682	165,533
Cross Country Healthcare, Inc. (A)	11,427	83,760
Diplomat Pharmacy, Inc. (A)(B)	16,704	224,836
HealthEquity, Inc. (A)	15,537	926,782
LHC Group, Inc. (A)	8,401	788,686
Magellan Health, Inc. (A)	7,125	405,341
National HealthCare Corp.	3,325	260,846
National Research Corp.	3,427	130,706
Owens & Minor, Inc.	18,204	115,231
Patterson Companies, Inc.	23,759	467,102
PetIQ, Inc. (A)	3,383	79,399
R1 RCM, Inc. (A)	30,290	240,806
RadNet, Inc. (A)	11,549	117,453
Select Medical Holdings Corp. (A)	31,432	482,481
Surgery Partners, Inc. (A)	5,689	55,695
Tenet Healthcare Corp. (A)	24,220	415,131
The Ensign Group, Inc.	14,290	554,309
The Providence Service Corp. (A)	3,276	196,626
Tivity Health, Inc. (A)	11,596	287,697
Triple-S Management Corp., Class B (A)	6,641	115,487
US Physical Therapy, Inc.	3,590	367,437
		9,668,755
Health care technology – 1.1%
Allscripts Healthcare Solutions, Inc. (A)	50,538	487,186
Castlight Health, Inc., B Shares (A)	27,336	59,319
Computer Programs & Systems, Inc. (B)	3,794	95,229
Evolent Health, Inc., Class A (A)(B)	19,823	395,469
HealthStream, Inc.	7,550	182,333
HMS Holdings Corp. (A)	23,858	671,126
Inovalon Holdings, Inc., Class A (A)(B)	20,705	293,597
Inspire Medical Systems, Inc. (A)	2,325	98,231
Medidata Solutions, Inc. (A)	16,569	1,117,082
NextGen Healthcare, Inc. (A)	15,263	231,234
Omnicell, Inc. (A)	11,245	688,644
Simulations Plus, Inc.	3,712	73,869
Tabula Rasa HealthCare, Inc. (A)	5,062	322,753
Teladoc Health, Inc. (A)(B)	19,272	955,313
Vocera Communications, Inc. (A)	8,762	344,785
		6,016,170
Life sciences tools and services – 0.5%
Accelerate Diagnostics, Inc. (A)(B)	7,968	91,632
Cambrex Corp. (A)	9,631	363,667
Codexis, Inc. (A)	15,066	251,602
Fluidigm Corp. (A)	9,006	77,632
Harvard Bioscience, Inc. (A)	11,776	37,448
Luminex Corp.	11,992	277,135
Medpace Holdings, Inc. (A)	6,333	335,206
NanoString Technologies, Inc. (A)	7,768	115,199
NeoGenomics, Inc. (A)	18,759	236,551
Pacific Biosciences of California, Inc. (A)	36,808	272,379
Quanterix Corp. (A)	3,057	55,974
Syneos Health, Inc. (A)	17,735	697,872
		2,812,297
Pharmaceuticals – 1.9%
Aclaris Therapeutics, Inc. (A)	8,592	63,495

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Aerie Pharmaceuticals, Inc. (A)	10,334	$373,057
Akcea Therapeutics, Inc. (A)(B)	3,891	117,275
Akorn, Inc. (A)	27,579	93,493
Amneal Pharmaceuticals, Inc. (A)	25,524	345,340
Amphastar Pharmaceuticals, Inc. (A)	11,011	219,119
ANI Pharmaceuticals, Inc. (A)	2,501	112,595
Aratana Therapeutics, Inc. (A)	14,972	91,778
Assembly Biosciences, Inc. (A)	6,273	141,895
Assertio Therapeutics, Inc. (A)	18,159	65,554
Clearside Biomedical, Inc. (A)	9,684	10,362
Collegium Pharmaceutical, Inc. (A)(B)	8,927	153,277
Corcept Therapeutics, Inc. (A)(B)	28,870	385,703
Corium International, Inc. (A)(B)(C)	8,600	1,548
Cymabay Therapeutics, Inc. (A)	17,629	138,740
Dermira, Inc. (A)	11,271	81,038
Dova Pharmaceuticals, Inc. (A)(B)	3,616	27,409
Durect Corp. (A)	48,590	23,474
Eloxx Pharmaceuticals, Inc. (A)	7,054	84,719
Endo International PLC (A)	64,970	474,281
Horizon Pharma PLC (A)	48,004	937,998
Innoviva, Inc. (A)	20,462	357,062
Intersect ENT, Inc. (A)	8,842	249,168
Intra-Cellular Therapies, Inc. (A)	13,318	151,692
Mallinckrodt PLC (A)	23,508	371,426
Marinus Pharmaceuticals, Inc. (A)	11,342	32,552
Melinta Therapeutics, Inc. (A)	12,479	9,892
MyoKardia, Inc. (A)	9,894	483,421
Ocular Therapeutix, Inc. (A)	11,677	46,474
Omeros Corp. (A)(B)	13,555	151,003
Optinose, Inc. (A)(B)	6,256	38,787
Pacira Pharmaceuticals, Inc. (A)	11,744	505,227
Paratek Pharmaceuticals, Inc. (A)(B)	10,591	54,332
Phibro Animal Health Corp., Class A	6,065	195,050
Prestige Consumer Healthcare, Inc. (A)	15,188	469,005
Reata Pharmaceuticals, Inc., Class A (A)	5,464	306,530
Revance Therapeutics, Inc. (A)	9,950	200,294
Sienna Biopharmaceuticals, Inc. (A)(B)	5,683	13,185
SIGA Technologies, Inc. (A)(B)	16,236	128,264
Supernus Pharmaceuticals, Inc. (A)	14,234	472,853
The Medicines Company (A)	20,198	386,590
TherapeuticsMD, Inc. (A)(B)	54,254	206,708
Theravance Biopharma, Inc. (A)(B)	12,905	330,239
Tricida, Inc. (A)	3,570	84,181
WaVe Life Sciences, Ltd. (A)(B)	5,239	220,248
Zogenix, Inc. (A)(B)	12,255	446,817
		9,853,150
		78,950,337
Industrials – 14.5%
Aerospace and defense – 1.2%
AAR Corp.	9,233	344,760
Aerojet Rocketdyne Holdings, Inc. (A)	20,230	712,703
Aerovironment, Inc. (A)	6,137	417,009
Astronics Corp. (A)	5,482	166,927
Astronics Corp., Class B (A)	922	28,038
Axon Enterprise, Inc. (A)	16,469	720,519
Cubic Corp.	7,281	391,281
Ducommun, Inc. (A)	3,284	119,275
Engility Holdings, Inc. (A)	5,348	152,204
Esterline Technologies Corp. (A)	7,309	887,678
Kratos Defense & Security Solutions, Inc. (A)	26,239	369,708
Maxar Technologies, Ltd.	16,291	194,840
Mercury Systems, Inc. (A)	13,522	639,455
Moog, Inc., Class A	9,023	699,102
National Presto Industries, Inc.	1,337	156,322
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
The KeyW Holding Corp. (A)(B)	15,121	$101,159
Triumph Group, Inc.	14,548	167,302
Vectrus, Inc. (A)	3,383	73,005
Wesco Aircraft Holdings, Inc. (A)	15,650	123,635
		6,464,922
Air freight and logistics – 0.3%
Air Transport Services Group, Inc. (A)	17,054	389,002
Atlas Air Worldwide Holdings, Inc. (A)	6,558	276,682
Echo Global Logistics, Inc. (A)	8,140	165,486
Forward Air Corp.	8,260	453,061
Hub Group, Inc., Class A (A)	9,290	344,380
Radiant Logistics, Inc. (A)	14,009	59,538
		1,688,149
Airlines – 0.5%
Allegiant Travel Company	3,665	367,306
Hawaiian Holdings, Inc.	13,885	366,703
SkyWest, Inc.	14,484	644,103
Spirit Airlines, Inc. (A)	19,437	1,125,791
		2,503,903
Building products – 1.2%
AAON, Inc.	11,985	420,194
Advanced Drainage Systems, Inc.	10,407	252,370
American Woodmark Corp. (A)	4,150	231,072
Apogee Enterprises, Inc.	8,049	240,263
Armstrong Flooring, Inc. (A)	7,147	84,620
Builders FirstSource, Inc. (A)	32,919	359,146
Caesarstone, Ltd. (B)	7,228	98,156
Continental Building Products, Inc. (A)	10,600	269,770
CSW Industrials, Inc. (A)	4,549	219,944
Gibraltar Industries, Inc. (A)	9,235	328,674
Griffon Corp.	10,171	106,287
Insteel Industries, Inc.	5,438	132,035
JELD-WEN Holding, Inc. (A)	20,067	285,152
Masonite International Corp. (A)	7,538	337,929
NCI Building Systems, Inc. (A)	12,599	91,343
Patrick Industries, Inc. (A)	6,894	204,131
PGT Innovations, Inc. (A)	14,216	225,324
Quanex Building Products Corp.	10,861	147,601
Simpson Manufacturing Company, Inc.	11,647	630,452
Trex Company, Inc. (A)	16,862	1,000,928
Universal Forest Products, Inc.	17,270	448,329
		6,113,720
Commercial services and supplies – 2.6%
ABM Industries, Inc.	18,709	600,746
ACCO Brands Corp.	30,347	205,753
Advanced Disposal Services, Inc. (A)	20,182	483,157
Brady Corp., Class A	13,360	580,626
BrightView Holdings, Inc. (A)	7,337	74,911
Casella Waste Systems, Inc., Class A (A)	11,528	328,433
CECO Environmental Corp. (A)	10,293	69,478
Cimpress NV (A)	6,314	652,994
Covanta Holding Corp.	33,624	451,234
Deluxe Corp.	12,917	496,529
Ennis, Inc.	7,401	142,469
Essendant, Inc. (B)	11,042	138,908
Healthcare Services Group, Inc. (B)	21,007	844,061
Heritage-Crystal Clean, Inc. (A)	4,757	109,459
Herman Miller, Inc.	17,029	515,127
HNI Corp.	12,560	445,001
Interface, Inc.	17,176	244,758
Kimball International, Inc., Class B	11,060	156,941
Knoll, Inc.	13,959	230,044
LSC Communications, Inc.	10,156	71,092
Matthews International Corp., Class A	9,058	367,936

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
McGrath RentCorp	6,805	$350,321
Mobile Mini, Inc.	12,777	405,670
MSA Safety, Inc.	9,768	920,829
Multi-Color Corp.	4,115	144,395
PICO Holdings, Inc. (A)	7,487	68,431
Pitney Bowes, Inc.	54,311	320,978
Quad/Graphics, Inc.	9,299	114,564
RR Donnelley & Sons Company	22,552	89,306
SP Plus Corp. (A)	6,564	193,901
Steelcase, Inc., Class A	24,520	363,632
Team, Inc. (A)(B)	8,617	126,239
Tetra Tech, Inc.	15,587	806,939
The Brink's Company	14,247	921,069
UniFirst Corp.	4,183	598,462
US Ecology, Inc.	6,227	392,176
Viad Corp.	5,796	290,322
VSE Corp.	2,862	85,602
		13,402,493
Construction and engineering – 1.0%
Aegion Corp. (A)	9,710	158,467
Ameresco, Inc., Class A (A)	6,421	90,536
Argan, Inc.	4,223	159,798
Comfort Systems USA, Inc.	10,412	454,796
Dycom Industries, Inc. (A)	8,702	470,256
EMCOR Group, Inc.	15,638	933,432
Granite Construction, Inc.	12,607	507,810
Great Lakes Dredge & Dock Corp. (A)	19,194	127,064
HC2 Holdings, Inc. (A)	14,400	38,016
Infrastructure and Energy Alternatives, Inc. (A)	6,059	49,623
KBR, Inc.	40,039	607,792
MasTec, Inc. (A)	17,877	725,091
MYR Group, Inc. (A)	4,853	136,709
Northwest Pipe Company (A)	3,173	73,899
NV5 Global, Inc. (A)	2,741	165,968
Orion Group Holdings, Inc. (A)	9,384	40,257
Primoris Services Corp.	12,085	231,186
Sterling Construction Company, Inc. (A)	8,545	93,055
Tutor Perini Corp. (A)	10,607	169,394
Willscot Corp. (A)	10,748	101,246
		5,334,395
Electrical equipment – 0.7%
Allied Motion Technologies, Inc.	2,199	98,273
Atkore International Group, Inc. (A)	11,332	224,827
AZZ, Inc.	7,335	296,041
Encore Wire Corp.	5,753	288,686
Energous Corp. (A)(B)	7,477	43,292
EnerSys	11,709	908,735
Enphase Energy, Inc. (A)(B)	26,500	125,345
Generac Holdings, Inc. (A)	16,906	840,228
Plug Power, Inc. (A)(B)	67,119	83,228
Powell Industries, Inc.	3,155	78,907
Preformed Line Products Company	1,011	54,847
Sunrun, Inc. (A)(B)	27,329	297,613
Thermon Group Holdings, Inc. (A)	9,602	194,729
TPI Composites, Inc. (A)	4,396	108,054
Vicor Corp. (A)	5,042	190,537
		3,833,342
Industrial conglomerates – 0.1%
Raven Industries, Inc.	10,399	376,340
Machinery – 3.6%
Actuant Corp., Class A	17,276	362,623
Alamo Group, Inc.	2,721	210,388
Albany International Corp., Class A	8,149	508,742
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Altra Industrial Motion Corp.	8,381	$210,782
Astec Industries, Inc.	6,638	200,401
Barnes Group, Inc.	13,269	711,484
Blue Bird Corp. (A)	4,564	83,019
Briggs & Stratton Corp.	11,999	156,947
Chart Industries, Inc. (A)	8,903	578,962
CIRCOR International, Inc. (A)	4,763	101,452
Columbus McKinnon Corp.	6,632	199,888
Commercial Vehicle Group, Inc. (A)	9,472	53,990
DMC Global, Inc.	4,299	150,981
Douglas Dynamics, Inc.	6,443	231,239
Energy Recovery, Inc. (A)(B)	11,379	76,581
EnPro Industries, Inc.	5,843	351,164
ESCO Technologies, Inc.	7,182	473,653
Evoqua Water Technologies Corp. (A)(B)	22,465	215,664
Federal Signal Corp.	16,754	333,405
Franklin Electric Company, Inc.	13,168	564,644
FreightCar America, Inc. (A)	4,707	31,490
Global Brass & Copper Holdings, Inc.	6,049	152,132
Graham Corp.	3,756	85,787
Harsco Corp. (A)	23,371	464,148
Hillenbrand, Inc.	17,543	665,406
Hurco Companies, Inc.	2,182	77,897
Hyster-Yale Materials Handling, Inc.	2,986	185,013
John Bean Technologies Corp.	8,950	642,700
Kadant, Inc.	3,112	253,504
Kennametal, Inc.	23,039	766,738
LB Foster Company, Class A (A)	3,414	54,283
Lindsay Corp.	2,942	283,168
Lydall, Inc. (A)	4,955	100,636
Meritor, Inc. (A)	22,672	383,384
Milacron Holdings Corp. (A)	19,890	236,492
Miller Industries, Inc.	3,309	89,343
Mueller Industries, Inc.	16,204	378,525
Mueller Water Products, Inc., Class A	44,836	408,008
Navistar International Corp. (A)	14,229	369,243
NN, Inc.	8,773	58,867
Omega Flex, Inc.	916	49,528
Park-Ohio Holdings Corp.	2,826	86,730
Proto Labs, Inc. (A)	7,742	873,220
RBC Bearings, Inc. (A)	6,788	889,907
REV Group, Inc. (B)	9,332	70,083
Rexnord Corp. (A)	29,320	672,894
Spartan Motors, Inc.	10,465	75,662
SPX Corp. (A)	12,231	342,590
SPX FLOW, Inc. (A)	12,197	371,033
Standex International Corp.	3,634	244,132
Sun Hydraulics Corp.	8,417	279,360
Tennant Company	5,087	265,084
The Gorman-Rupp Company	5,177	167,787
The Greenbrier Companies, Inc.	8,897	351,787
The Manitowoc Company, Inc. (A)	10,549	155,809
Titan International, Inc.	16,124	75,138
TriMas Corp. (A)	13,059	356,380
Twin Disc, Inc. (A)	2,933	43,262
Wabash National Corp.	15,807	206,756
Watts Water Technologies, Inc., Class A	7,653	493,848
Woodward, Inc.	14,964	1,111,676
		18,645,439
Marine – 0.1%
Costamare, Inc.	13,938	61,188
Eagle Bulk Shipping, Inc. (A)	15,426	71,114
Matson, Inc.	12,197	390,548
Scorpio Bulkers, Inc.	17,992	99,496
		622,346

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services – 1.5%
ASGN, Inc. (A)	14,408	$785,236
Barrett Business Services, Inc.	2,174	124,462
BG Staffing, Inc.	2,793	57,675
CBIZ, Inc. (A)	14,677	289,137
CRA International, Inc.	2,510	106,801
Exponent, Inc.	14,779	749,443
Forrester Research, Inc.	3,015	134,771
Franklin Covey Company (A)	3,472	77,530
FTI Consulting, Inc. (A)	10,679	711,649
GP Strategies Corp. (A)	4,335	54,664
Heidrick & Struggles International, Inc.	5,581	174,071
Huron Consulting Group, Inc. (A)	6,262	321,303
ICF International, Inc.	5,141	333,034
InnerWorkings, Inc. (A)	14,172	53,003
Insperity, Inc.	10,900	1,017,624
Kelly Services, Inc., Class A	8,506	174,203
Kforce, Inc.	6,662	205,989
Korn Ferry	16,323	645,411
Mistras Group, Inc. (A)	5,428	78,055
Navigant Consulting, Inc.	12,334	296,633
Resources Connection, Inc.	9,441	134,062
TriNet Group, Inc. (A)	12,612	529,073
TrueBlue, Inc. (A)	11,471	255,230
WageWorks, Inc. (A)	11,443	310,792
Willdan Group, Inc. (A)	2,582	90,318
		7,710,169
Road and rail – 0.5%
ArcBest Corp.	7,450	255,237
Avis Budget Group, Inc. (A)	19,110	429,593
Covenant Transportation Group, Inc., Class A (A)	3,733	71,674
Daseke, Inc. (A)	13,300	48,944
Heartland Express, Inc.	13,106	239,840
Hertz Global Holdings, Inc. (A)	16,188	220,966
Marten Transport, Ltd.	11,459	185,521
Saia, Inc. (A)	7,345	409,998
U.S. Xpress Enterprises, Inc., Class A (A)	6,513	36,538
Universal Logistics Holdings, Inc.	2,510	45,406
USA Truck, Inc. (A)	2,794	41,826
Werner Enterprises, Inc.	12,953	382,632
YRC Worldwide, Inc. (A)	10,922	34,404
		2,402,579
Trading companies and distributors – 1.2%
Aircastle, Ltd.	14,878	256,497
Applied Industrial Technologies, Inc.	10,851	585,303
Beacon Roofing Supply, Inc. (A)	19,728	625,772
BlueLinx Holdings, Inc. (A)(B)	2,870	70,918
BMC Stock Holdings, Inc. (A)	19,915	308,284
CAI International, Inc. (A)	5,182	120,378
DXP Enterprises, Inc. (A)	4,696	130,737
Foundation Building Materials, Inc. (A)	4,837	40,195
GATX Corp.	10,479	742,018
GMS, Inc. (A)	9,548	141,883
H&E Equipment Services, Inc.	9,173	187,313
Herc Holdings, Inc. (A)	7,075	183,879
Kaman Corp.	7,702	432,005
Lawson Products, Inc. (A)	2,576	81,402
MRC Global, Inc. (A)	23,932	292,688
Nexeo Solutions, Inc. (A)(B)	9,859	84,689
NOW, Inc. (A)	31,200	363,168
Rush Enterprises, Inc., Class A	7,075	243,946
Rush Enterprises, Inc., Class B	2,627	93,521
SiteOne Landscape Supply, Inc. (A)	11,472	634,057
Systemax, Inc.	3,621	86,506
Textainer Group Holdings, Ltd. (A)	8,380	83,465
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Titan Machinery, Inc. (A)	5,912	$77,743
Triton International, Ltd.	14,820	460,457
Veritiv Corp. (A)	3,366	84,049
		6,410,873
		75,508,670
Information technology – 14.3%
Communications equipment – 1.6%
Acacia Communications, Inc. (A)	7,975	303,050
ADTRAN, Inc.	14,553	156,299
Applied Optoelectronics, Inc. (A)(B)	5,610	86,562
CalAmp Corp. (A)	10,084	131,193
Calix, Inc. (A)	14,553	141,892
Casa Systems, Inc. (A)	8,174	107,325
Ciena Corp. (A)	40,423	1,370,744
Comtech Telecommunications Corp.	6,835	166,364
Digi International, Inc. (A)	8,892	89,720
Extreme Networks, Inc. (A)	34,471	210,273
Finisar Corp. (A)	33,531	724,270
Harmonic, Inc. (A)	26,273	124,009
Infinera Corp. (A)	44,028	175,672
InterDigital, Inc.	9,841	653,738
KVH Industries, Inc. (A)	5,109	52,572
Lumentum Holdings, Inc. (A)	21,180	889,772
NETGEAR, Inc. (A)	8,973	466,865
NetScout Systems, Inc. (A)	21,884	517,119
Plantronics, Inc.	9,561	316,469
Quantenna Communications, Inc. (A)	10,323	148,135
Ribbon Communications, Inc. (A)	16,101	77,607
ViaSat, Inc. (A)(B)	15,628	921,271
Viavi Solutions, Inc. (A)	65,178	655,039
		8,485,960
Electronic equipment, instruments and components – 2.4%
Anixter International, Inc. (A)	8,323	452,022
AVX Corp.	13,097	199,729
Badger Meter, Inc.	8,079	397,568
Bel Fuse, Inc., Class B	3,401	62,646
Belden, Inc.	11,652	486,704
Benchmark Electronics, Inc.	12,032	254,838
Control4 Corp. (A)	7,709	135,678
CTS Corp.	9,405	243,495
Daktronics, Inc.	12,162	89,999
Electro Scientific Industries, Inc. (A)	9,230	276,531
ePlus, Inc. (A)	3,815	271,514
Fabrinet (A)	10,231	524,953
FARO Technologies, Inc. (A)	4,869	197,876
Fitbit, Inc., Class A (A)(B)	62,376	310,009
II-VI, Inc. (A)	17,852	579,476
Insight Enterprises, Inc. (A)	10,186	415,080
Iteris, Inc. (A)	10,503	39,176
Itron, Inc. (A)	9,873	466,894
KEMET Corp.	16,341	286,621
Kimball Electronics, Inc. (A)	7,211	111,698
Knowles Corp. (A)	25,223	335,718
Mesa Laboratories, Inc.	993	206,931
Methode Electronics, Inc.	10,426	242,822
MTS Systems Corp.	5,178	207,793
Napco Security Technologies, Inc. (A)	4,200	66,150
Novanta, Inc. (A)	9,433	594,279
OSI Systems, Inc. (A)	4,788	350,960
PAR Technology Corp. (A)	3,664	79,692
Park Electrochemical Corp.	5,968	107,842
PC Connection, Inc.	3,470	103,163
Plexus Corp. (A)	8,590	438,777
Rogers Corp. (A)	5,256	520,659

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Sanmina Corp. (A)	18,886	$454,397
ScanSource, Inc. (A)	7,031	241,726
SYNNEX Corp.	11,704	946,151
Tech Data Corp. (A)	10,768	880,930
TTM Technologies, Inc. (A)	27,190	264,559
Vishay Intertechnology, Inc.	37,006	666,478
Vishay Precision Group, Inc. (A)	3,156	95,406
		12,606,940
IT services – 2.0%
Brightcove, Inc. (A)	11,528	81,157
CACI International, Inc., Class A (A)	6,832	984,013
Carbonite, Inc. (A)	9,111	230,144
Cardtronics PLC, Class A (A)	11,683	303,758
Cass Information Systems, Inc.	4,150	219,618
ConvergeOne Holdings, Inc. (B)	8,299	102,742
CSG Systems International, Inc.	9,676	307,407
Endurance International Group Holdings, Inc. (A)	21,138	140,568
Everi Holdings, Inc. (A)	19,627	101,079
EVERTEC, Inc.	17,415	499,811
Evo Payments, Inc., Class A (A)	5,095	125,694
Exela Technologies, Inc. (A)	15,413	59,957
ExlService Holdings, Inc. (A)	9,663	508,467
GTT Communications, Inc. (A)(B)	12,332	291,775
I3 Verticals, Inc., Class A (A)	2,794	67,335
Internap Corp. (A)(B)	6,461	26,813
Limelight Networks, Inc. (A)	33,238	77,777
LiveRamp Holdings, Inc. (A)(B)	22,204	857,741
ManTech International Corp., Class A	7,458	390,016
MAXIMUS, Inc.	18,017	1,172,727
MoneyGram International, Inc. (A)	11,441	22,882
NIC, Inc.	19,143	238,905
Perficient, Inc. (A)	9,842	219,083
Perspecta, Inc.	41,080	707,398
Presidio, Inc.	9,755	127,303
PRGX Global, Inc. (A)	7,600	71,972
Science Applications International Corp.	11,955	761,534
ServiceSource International, Inc. (A)	27,668	29,881
Sykes Enterprises, Inc. (A)	11,259	278,435
The Hackett Group, Inc.	7,436	119,050
Travelport Worldwide, Ltd.	35,690	557,478
TTEC Holdings, Inc.	4,446	127,022
Tucows, Inc., Class A (A)(B)	2,837	170,390
Unisys Corp. (A)(B)	14,659	170,484
Virtusa Corp. (A)	8,217	349,962
		10,500,378
Semiconductors and semiconductor equipment – 2.7%
Advanced Energy Industries, Inc. (A)	11,007	472,531
Alpha & Omega Semiconductor, Ltd. (A)	6,658	67,845
Ambarella, Inc. (A)	8,964	313,561
Amkor Technology, Inc. (A)	29,675	194,668
Aquantia Corp. (A)	6,599	57,873
Axcelis Technologies, Inc. (A)	9,617	171,183
AXT, Inc. (A)	13,181	57,337
Brooks Automation, Inc.	19,896	520,877
Cabot Microelectronics Corp.	7,971	760,035
CEVA, Inc. (A)	6,726	148,577
Cirrus Logic, Inc. (A)	16,830	558,419
Cohu, Inc.	11,865	190,671
Cree, Inc. (A)	28,403	1,214,938
Diodes, Inc. (A)	11,316	365,054
Entegris, Inc.	40,098	1,118,534
FormFactor, Inc. (A)	21,705	305,823
Ichor Holdings, Ltd. (A)(B)	6,925	112,878
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Impinj, Inc. (A)(B)	5,040	$73,332
Inphi Corp. (A)	12,599	405,058
Integrated Device Technology, Inc. (A)	36,512	1,768,242
Lattice Semiconductor Corp. (A)	34,769	240,601
MACOM Technology Solutions Holdings, Inc. (A)(B)	13,484	195,653
MaxLinear, Inc. (A)	18,083	318,261
Nanometrics, Inc. (A)	6,713	183,466
NeoPhotonics Corp. (A)(B)	11,125	72,090
NVE Corp.	1,453	127,196
PDF Solutions, Inc. (A)	9,409	79,318
Photronics, Inc. (A)	18,677	180,793
Power Integrations, Inc.	8,056	491,255
Rambus, Inc. (A)	30,692	235,408
Rudolph Technologies, Inc. (A)	9,260	189,552
Semtech Corp. (A)	18,542	850,522
Sigma Designs, Inc. (A)	12,003	1,752
Silicon Laboratories, Inc. (A)	12,016	946,981
SMART Global Holdings, Inc. (A)	2,895	85,982
SunPower Corp. (A)(B)	18,162	90,265
Synaptics, Inc. (A)	9,771	363,579
Ultra Clean Holdings, Inc. (A)	11,571	98,006
Veeco Instruments, Inc. (A)	14,742	109,238
Xperi Corp.	14,784	271,878
		14,009,232
Software – 5.3%
8x8, Inc. (A)	26,666	481,055
A10 Networks, Inc. (A)	15,701	97,974
ACI Worldwide, Inc. (A)	32,916	910,786
Agilysys, Inc. (A)	5,404	77,493
Alarm.com Holdings, Inc. (A)	8,917	462,525
Altair Engineering, Inc., Class A (A)	8,034	221,578
Alteryx, Inc., Class A (A)	8,438	501,808
Amber Road, Inc. (A)	8,095	66,622
American Software, Inc., Class A	9,391	98,136
Appfolio, Inc., Class A (A)	4,409	261,101
Apptio, Inc., Class A (A)	9,803	372,122
Avalara, Inc. (A)(B)	2,585	80,523
Avaya Holdings Corp. (A)	30,039	437,368
Benefitfocus, Inc. (A)(B)	6,585	301,066
Blackbaud, Inc.	13,846	870,913
Blackline, Inc. (A)	10,319	422,563
Bottomline Technologies, Inc. (A)	11,601	556,848
Box, Inc., Class A (A)	35,635	601,519
Carbon Black, Inc. (A)	2,593	34,798
ChannelAdvisor Corp. (A)	8,063	91,515
Cision, Ltd. (A)	15,654	183,152
Cloudera, Inc. (A)	30,140	333,348
CommVault Systems, Inc. (A)	11,347	670,494
Cornerstone OnDemand, Inc. (A)	15,744	793,970
Coupa Software, Inc. (A)	15,366	965,907
Digimarc Corp. (A)	3,417	49,547
Ebix, Inc. (B)	6,918	294,430
Ellie Mae, Inc. (A)(B)	9,770	613,849
Envestnet, Inc. (A)	12,792	629,238
Everbridge, Inc. (A)	7,784	441,820
Five9, Inc. (A)	16,482	720,593
ForeScout Technologies, Inc. (A)	8,749	227,387
Hortonworks, Inc. (A)	20,576	296,706
HubSpot, Inc. (A)	10,456	1,314,633
Imperva, Inc. (A)	10,152	565,365
Instructure, Inc. (A)	9,201	345,130
j2 Global, Inc.	13,220	917,204
LivePerson, Inc. (A)	16,851	317,810
MicroStrategy, Inc., Class A (A)	2,740	350,035

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
MINDBODY, Inc., Class A (A)	12,556	$457,038
Mitek Systems, Inc. (A)	10,849	117,278
MobileIron, Inc. (A)	22,905	105,134
Model N, Inc. (A)	7,943	105,086
Monotype Imaging Holdings, Inc.	12,014	186,457
New Relic, Inc. (A)	12,762	1,033,339
OneSpan, Inc. (A)	9,471	122,649
Paylocity Holding Corp. (A)	8,424	507,209
Progress Software Corp.	13,125	465,806
PROS Holdings, Inc. (A)	9,034	283,668
Q2 Holdings, Inc. (A)	10,584	524,437
QAD, Inc., Class A	2,959	116,377
Qualys, Inc. (A)	9,721	726,548
Rapid7, Inc. (A)	10,627	331,137
SailPoint Technologies Holding, Inc. (A)	15,181	356,602
SendGrid, Inc. (A)	8,413	363,189
ShotSpotter, Inc. (A)	2,135	66,569
SPS Commerce, Inc. (A)	4,852	399,708
Telaria, Inc. (A)	16,225	44,294
Telenav, Inc. (A)	13,387	54,351
Tenable Holdings, Inc. (A)	3,747	83,146
The Trade Desk, Inc., Class A (A)(B)	9,407	1,091,776
TiVo Corp.	34,961	328,983
Upland Software, Inc. (A)	4,570	124,213
Varonis Systems, Inc. (A)	8,157	431,505
Verint Systems, Inc. (A)	18,296	774,104
VirnetX Holding Corp. (A)(B)	17,913	42,991
Workiva, Inc. (A)	8,344	299,466
Yext, Inc. (A)	23,458	348,351
Zix Corp. (A)	17,688	101,352
Zscaler, Inc. (A)(B)	11,311	443,504
		27,415,198
Technology hardware, storage and peripherals – 0.3%
3D Systems Corp. (A)(B)	31,743	322,826
Cray, Inc. (A)	11,788	254,503
Diebold Nixdorf, Inc. (B)	23,710	59,038
Electronics For Imaging, Inc. (A)	12,622	313,026
Immersion Corp. (A)	8,218	73,633
Stratasys, Ltd. (A)	14,974	269,682
USA Technologies, Inc. (A)	17,096	66,503
		1,359,211
		74,376,919
Materials – 3.6%
Chemicals – 1.8%
A. Schulman, Inc. (A)(C)	7,553	14,426
Advanced Emissions Solutions, Inc. (B)	6,396	67,478
AdvanSix, Inc. (A)	8,800	214,192
AgroFresh Solutions, Inc. (A)(B)	11,422	43,289
American Vanguard Corp.	8,852	134,462
Amyris, Inc. (A)	9,621	32,134
Balchem Corp.	9,316	729,909
Chase Corp.	2,073	207,404
Ferro Corp. (A)	23,965	375,771
FutureFuel Corp.	7,825	124,105
GCP Applied Technologies, Inc. (A)	20,476	502,686
Hawkins, Inc.	2,987	122,318
HB Fuller Company	14,210	606,341
Ingevity Corp. (A)	12,004	1,004,615
Innophos Holdings, Inc.	5,669	139,061
Innospec, Inc.	6,816	420,956
Intrepid Potash, Inc. (A)	29,950	77,870
Koppers Holdings, Inc. (A)	6,139	104,609
Kraton Corp. (A)	8,871	193,743
Kronos Worldwide, Inc.	6,865	79,085
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
LSB Industries, Inc. (A)	7,055	$38,944
Minerals Technologies, Inc.	10,017	514,273
OMNOVA Solutions, Inc. (A)	14,271	104,606
PolyOne Corp.	22,647	647,704
PQ Group Holdings, Inc. (A)	10,598	156,956
Quaker Chemical Corp.	3,668	651,840
Rayonier Advanced Materials, Inc.	14,679	156,331
Sensient Technologies Corp.	11,781	657,969
Stepan Company	5,631	416,694
Trecora Resources (A)	5,905	46,059
Tredegar Corp.	7,649	121,313
Trinseo SA	12,177	557,463
Tronox, Ltd., Class A	27,559	214,409
		9,479,015
Construction materials – 0.1%
Summit Materials, Inc., Class A (A)	32,525	403,310
U.S. Concrete, Inc. (A)(B)	4,786	168,850
United States Lime & Minerals, Inc.	558	39,618
		611,778
Containers and packaging – 0.1%
Greif, Inc., Class A	6,841	253,870
Greif, Inc., Class B	1,720	76,368
Myers Industries, Inc.	10,365	156,615
		486,853
Metals and mining – 1.2%
AK Steel Holding Corp. (A)(B)	91,284	205,389
Allegheny Technologies, Inc. (A)	35,535	773,597
Carpenter Technology Corp.	13,192	469,767
Century Aluminum Company (A)	14,952	109,299
Cleveland-Cliffs, Inc. (B)	84,193	647,444
Coeur Mining, Inc. (A)	53,568	239,449
Commercial Metals Company	32,481	520,346
Compass Minerals International, Inc.	9,736	405,894
Gold Resource Corp.	18,027	72,108
Havilah Mining Corp. (A)	5,045	1,009
Haynes International, Inc.	3,781	99,818
Hecla Mining Company	129,578	305,804
Kaiser Aluminum Corp.	4,357	389,037
Materion Corp.	5,698	256,353
Olympic Steel, Inc.	2,825	40,313
Ryerson Holding Corp. (A)	5,118	32,448
Schnitzer Steel Industries, Inc., Class A	7,468	160,935
SunCoke Energy, Inc. (A)	19,540	167,067
Synalloy Corp.	2,880	47,779
Tahoe Resources, Inc. (A)	88,114	321,616
TimkenSteel Corp. (A)	11,798	103,115
Universal Stainless & Alloy Products, Inc. (A)	2,786	45,161
Warrior Met Coal, Inc.	11,868	286,137
Worthington Industries, Inc.	11,592	403,865
		6,103,750
Paper and forest products – 0.4%
Boise Cascade Company	11,178	266,595
Clearwater Paper Corp. (A)	5,068	123,507
Louisiana-Pacific Corp.	39,732	882,845
Neenah, Inc.	4,721	278,161
PH Glatfelter Company	13,029	127,163
Schweitzer-Mauduit International, Inc.	8,919	223,421
Verso Corp., Class A (A)	9,853	220,707
		2,122,399
		18,803,795
Real estate – 7.1%

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts – 6.6%
Acadia Realty Trust	22,977	$545,934
Agree Realty Corp.	8,282	489,632
Alexander & Baldwin, Inc. (A)	20,008	367,747
Alexander's, Inc.	610	185,891
American Assets Trust, Inc.	11,043	443,597
Americold Realty Trust	25,035	639,394
Armada Hoffler Properties, Inc.	14,635	205,768
Ashford Hospitality Trust, Inc.	26,582	106,328
Bluerock Residential Growth REIT, Inc.	8,967	80,882
Braemar Hotels & Resorts, Inc.	9,478	84,639
CareTrust REIT, Inc.	23,409	432,130
CatchMark Timber Trust, Inc., Class A	15,171	107,714
CBL & Associates Properties, Inc.	49,777	95,572
Cedar Realty Trust, Inc.	30,719	96,458
Chatham Lodging Trust	13,085	231,343
Chesapeake Lodging Trust	17,058	415,362
City Office REIT, Inc.	11,902	121,996
Clipper Realty, Inc.	5,401	70,591
Community Healthcare Trust, Inc.	5,683	163,841
CoreCivic, Inc.	34,173	609,305
CorEnergy Infrastructure Trust, Inc.	3,908	129,277
CorePoint Lodging, Inc.	11,961	146,522
Cousins Properties, Inc.	119,376	943,070
DiamondRock Hospitality Company	59,339	538,798
Easterly Government Properties, Inc.	17,195	269,618
EastGroup Properties, Inc.	9,864	904,825
Essential Properties Realty Trust, Inc.	11,095	153,555
Farmland Partners, Inc.	12,013	54,539
First Industrial Realty Trust, Inc.	35,584	1,026,954
Four Corners Property Trust, Inc.	19,229	503,800
Franklin Street Properties Corp.	30,790	191,822
Front Yard Residential Corp.	15,705	137,105
Getty Realty Corp.	9,232	271,513
Gladstone Commercial Corp.	9,314	166,907
Gladstone Land Corp.	5,410	62,107
Global Medical REIT, Inc.	6,782	60,292
Global Net Lease, Inc.	21,051	370,919
Government Properties Income Trust	29,337	201,545
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,032	286,360
Healthcare Realty Trust, Inc.	34,901	992,584
Hersha Hospitality Trust	10,112	177,364
Independence Realty Trust, Inc.	26,325	241,664
Industrial Logistics Properties Trust	14,967	294,399
InfraREIT, Inc.	5,079	106,761
Innovative Industrial Properties, Inc.	1,999	90,735
Investors Real Estate Trust	3,698	181,441
iStar, Inc.	19,265	176,660
Jernigan Capital, Inc.	6,086	120,625
Kite Realty Group Trust	24,203	341,020
Lexington Realty Trust	62,813	515,695
LTC Properties, Inc.	11,274	469,900
Mack-Cali Realty Corp.	26,353	516,255
MedEquities Realty Trust, Inc.	11,448	78,304
Monmouth Real Estate Investment Corp.	22,312	276,669
National Health Investors, Inc.	11,471	866,519
National Storage Affiliates Trust	16,000	423,360
New Senior Investment Group, Inc.	23,871	98,349
NexPoint Residential Trust, Inc.	5,026	176,161
NorthStar Realty Europe Corp.	13,511	196,450
One Liberty Properties, Inc.	5,039	122,045
Pebblebrook Hotel Trust	38,869	1,100,381
Pennsylvania Real Estate Investment Trust	20,585	122,275
Physicians Realty Trust	52,663	844,188
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Piedmont Office Realty Trust, Inc., Class A	35,697	$608,277
PotlatchDeltic Corp.	18,971	600,242
Preferred Apartment Communities, Inc., Class A	11,821	166,203
PS Business Parks, Inc.	5,538	725,478
QTS Realty Trust, Inc., Class A	14,766	547,080
Retail Opportunity Investments Corp.	32,077	509,383
Rexford Industrial Realty, Inc.	26,221	772,733
RLJ Lodging Trust	49,670	814,588
RPT Realty	22,659	270,775
Ryman Hospitality Properties, Inc.	12,696	846,696
Sabra Health Care REIT, Inc.	51,199	843,760
Safety Income & Growth, Inc.	3,259	61,302
Saul Centers, Inc.	3,466	163,665
Select Income REIT	18,491	136,094
Seritage Growth Properties, Class A	9,404	304,031
Spirit MTA REIT	13,310	94,900
STAG Industrial, Inc.	29,000	721,520
Summit Hotel Properties, Inc.	30,292	294,741
Sunstone Hotel Investors, Inc.	64,856	843,777
Tanger Factory Outlet Centers, Inc.	26,074	527,216
Terreno Realty Corp.	16,457	578,793
The GEO Group, Inc.	34,621	682,034
Tier REIT, Inc.	14,283	294,658
UMH Properties, Inc.	11,032	130,619
Universal Health Realty Income Trust	3,753	230,322
Urban Edge Properties	31,460	522,865
Urstadt Biddle Properties, Inc., Class A	9,002	173,018
Washington Prime Group, Inc.	54,135	263,096
Washington Real Estate Investment Trust	22,605	519,915
Whitestone REIT	11,837	145,122
Xenia Hotels & Resorts, Inc.	32,267	554,992
		34,391,351
Real estate management and development – 0.5%
Altisource Portfolio Solutions SA (A)(B)	3,072	69,089
Consolidated-Tomoka Land Company	1,480	77,700
Cushman & Wakefield PLC (A)	12,820	185,505
Forestar Group, Inc. (A)	3,058	42,353
FRP Holdings, Inc. (A)	2,217	102,004
HFF, Inc., Class A	10,860	360,118
Kennedy-Wilson Holdings, Inc.	36,249	658,644
Marcus & Millichap, Inc. (A)	5,573	191,321
Newmark Group, Inc., Class A	7,462	59,845
RE/MAX Holdings, Inc., Class A	5,178	159,224
Redfin Corp. (A)(B)	23,218	334,339
Tejon Ranch Company (A)	6,682	110,788
The RMR Group, Inc., Class A	1,997	106,001
The St. Joe Company (A)	10,320	135,914
		2,592,845
		36,984,196
Utilities – 3.7%
Electric utilities – 1.2%
ALLETE, Inc.	14,366	1,094,977
El Paso Electric Company	11,395	571,231
IDACORP, Inc.	14,040	1,306,562
MGE Energy, Inc.	9,593	575,196
Otter Tail Corp.	11,495	570,612
PNM Resources, Inc.	22,618	929,374
Portland General Electric Company	24,895	1,141,436
		6,189,388
Gas utilities – 1.1%
Chesapeake Utilities Corp.	4,573	371,785
New Jersey Resources Corp.	24,395	1,114,120

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
Northwest Natural Holding Company	8,218	$496,860
ONE Gas, Inc.	14,447	1,149,981
RGC Resources, Inc.	2,445	73,252
South Jersey Industries, Inc.	24,815	689,857
Southwest Gas Holdings, Inc.	13,566	1,037,799
Spire, Inc.	13,478	998,450
		5,932,104
Independent power and renewable electricity producers – 0.4%
Atlantic Power Corp. (A)	43,047	93,412
Clearway Energy, Inc., Class A	10,787	182,516
Clearway Energy, Inc., Class C	19,805	341,636
Ormat Technologies, Inc.	11,694	611,596
Pattern Energy Group, Inc., Class A	24,247	451,479
TerraForm Power, Inc., Class A	21,677	243,216
		1,923,855
Multi-utilities – 0.5%
Avista Corp.	17,517	744,122
Black Hills Corp.	15,098	947,852
NorthWestern Corp.	13,950	829,188
Unitil Corp.	4,415	223,576
		2,744,738
Water utilities – 0.5%
American States Water Company	10,237	686,288
AquaVenture Holdings, Ltd. (A)	4,070	76,882
Artesian Resources Corp., Class A	3,116	108,655
Cadiz, Inc. (A)(B)	7,959	81,978
California Water Service Group	13,832	659,233
Connecticut Water Service, Inc.	3,412	228,160
Consolidated Water Company, Ltd.	6,052	70,566
Middlesex Water Company	4,896	261,202
SJW Group	5,038	280,214
The York Water Company	3,985	127,759
		2,580,937
		19,371,022
TOTAL COMMON STOCKS (Cost $457,151,091)		$506,902,444
PREFERRED SECURITIES – 0.0%
Communication services – 0.0%
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Media – 0.0%
GCI Liberty, Inc., 7.000% (B)	1,451	$35,158
TOTAL PREFERRED SECURITIES (Cost $7,218)		$35,158
SECURITIES LENDING COLLATERAL – 6.5%
John Hancock Collateral Trust, 2.4078% (D)(E)	3,419,182	34,202,762
TOTAL SECURITIES LENDING COLLATERAL (Cost $34,204,278)		$34,202,762
SHORT-TERM INVESTMENTS – 2.6%
U.S. Government Agency – 1.3%
Federal Home Loan Bank Discount Note 2.345%, 01/16/2019 *	$7,000,000	6,993,518
Repurchase agreement – 1.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $6,509,470 on 1-2-19, collateralized by $6,750,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $6,641,966, including interest)	6,509,000	6,509,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,502,160)		$13,502,518
Total Investments (Small Cap Index Trust) (Cost $504,864,747) – 106.4%		$554,642,882
Other assets and liabilities, net – (6.4%)		(33,583,708)
TOTAL NET ASSETS – 100.0%		$521,059,174
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	234	Long	Mar 2019	$16,253,778	$15,783,300	$(470,478)
						$(470,478)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.4%
Communication services – 2.4%
Diversified telecommunication services – 0.3%
ATN International, Inc.	1,524	$109,012
Cincinnati Bell, Inc. (A)	1,172	9,118
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Consolidated Communications Holdings, Inc.	2,508	$24,779
Frontier Communications Corp. (A)(B)	7,744	18,431

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Iridium Communications, Inc. (A)	9,684	$178,670
		340,010
Entertainment – 0.4%
AMC Entertainment Holdings, Inc., Class A (B)	4,473	54,928
Ballantyne Strong, Inc. (A)	1,114	1,281
Cinemark Holdings, Inc.	2,122	75,968
Global Eagle Entertainment, Inc. (A)	1,300	2,899
IMAX Corp. (A)	2,820	53,044
Lions Gate Entertainment Corp., Class A	4,062	65,398
Lions Gate Entertainment Corp., Class B	5,185	77,153
Reading International, Inc., Class A (A)	1,100	15,994
The Marcus Corp.	2,916	115,182
		461,847
Interactive media and services – 0.2%
Cars.com, Inc. (A)	6,379	137,149
DHI Group, Inc. (A)	5,212	7,922
Liberty TripAdvisor Holdings, Inc., Class A (A)	4,522	71,855
The Meet Group, Inc. (A)	2,642	12,232
Yelp, Inc. (A)	535	18,720
		247,878
Media – 1.1%
A.H. Belo Corp., Class A	4,238	14,282
Beasley Broadcast Group, Inc., Class A	502	1,883
Entercom Communications Corp., Class A	1,442	8,234
Entravision Communications Corp., Class A	5,075	14,768
Gannett Company, Inc.	8,543	72,872
Gray Television, Inc. (A)	7,587	111,832
Hemisphere Media Group, Inc. (A)	951	11,545
John Wiley & Sons, Inc., Class A	1,759	82,620
Liberty Latin America, Ltd., Class A (A)	2,040	29,539
Liberty Latin America, Ltd., Class C (A)	3,790	55,220
Media General, Inc. (A)(C)	292	28
Meredith Corp. (B)	3,097	160,858
New Media Investment Group, Inc.	2,560	29,619
News Corp., Class A	17,040	193,404
News Corp., Class B	9,453	109,182
Nexstar Media Group, Inc., Class A	2,002	157,437
Salem Media Group, Inc.	4,439	9,278
Scholastic Corp.	2,233	89,901
Sinclair Broadcast Group, Inc., Class A	1,839	48,439
TEGNA, Inc.	4,168	45,306
The EW Scripps Company, Class A	5,843	91,910
Tribune Media Company, Class A	1,811	82,183
		1,420,340
Wireless telecommunication services – 0.4%
Spok Holdings, Inc.	3,863	51,223
Telephone & Data Systems, Inc.	9,768	317,851
United States Cellular Corp. (A)	3,059	158,976
		528,050
		2,998,125
Consumer discretionary – 13.6%
Auto components – 1.9%
Adient PLC	3,307	49,803
American Axle & Manufacturing Holdings, Inc. (A)	7,509	83,350
BorgWarner, Inc.	7,352	255,408
Cooper Tire & Rubber Company	5,058	163,525
Cooper-Standard Holdings, Inc. (A)	1,311	81,439
Dana, Inc.	3,541	48,264
Fox Factory Holding Corp. (A)	13,117	772,198
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Gentex Corp.	10,802	$218,308
Gentherm, Inc. (A)	1,190	47,576
Horizon Global Corp. (A)	878	1,256
Lear Corp.	174	21,378
Modine Manufacturing Company (A)	6,862	74,178
Motorcar Parts of America, Inc. (A)	1,585	26,374
Shiloh Industries, Inc. (A)	1,515	8,832
Standard Motor Products, Inc.	3,063	148,341
Stoneridge, Inc. (A)	1,672	41,215
Strattec Security Corp.	924	26,611
Superior Industries International, Inc.	3,067	14,752
Tenneco, Inc., Class A	265	7,258
The Goodyear Tire & Rubber Company	14,684	299,700
Tower International, Inc.	1,403	33,391
VOXX International Corp. (A)	3,131	12,399
		2,435,556
Automobiles – 0.1%
Harley-Davidson, Inc.	310	10,577
Thor Industries, Inc.	1,130	58,760
Winnebago Industries, Inc.	1,336	32,345
		101,682
Distributors – 0.5%
Core-Mark Holding Company, Inc.	1,227	28,528
Pool Corp.	3,602	535,437
Weyco Group, Inc.	1,316	38,388
		602,353
Diversified consumer services – 1.7%
Adtalem Global Education, Inc. (A)	5,378	254,487
American Public Education, Inc. (A)	1,450	41,267
Bridgepoint Education, Inc. (A)	3,463	24,276
Career Education Corp. (A)	3,146	35,927
Carriage Services, Inc.	1,797	27,854
Graham Holdings Company, Class B	458	293,386
Grand Canyon Education, Inc. (A)	12,099	1,163,198
Houghton Mifflin Harcourt Company (A)	5,833	51,680
K12, Inc. (A)	3,438	85,228
Laureate Education, Inc., Class A (A)	1,275	19,431
Lincoln Educational Services Corp. (A)	1,100	3,520
Regis Corp. (A)	4,970	84,242
Universal Technical Institute, Inc. (A)	3,087	11,268
		2,095,764
Hotels, restaurants and leisure – 1.9%
Aramark	702	20,337
Ark Restaurants Corp.	64	1,175
BBX Capital Corp.	1,743	9,987
Belmond, Ltd., Class A (A)	11,516	288,245
Biglari Holdings, Inc., Class A (A)	3	1,763
Biglari Holdings, Inc., Class B (A)	102	11,585
Bojangles', Inc. (A)	1,602	25,760
Boyd Gaming Corp.	873	18,141
Carrols Restaurant Group, Inc. (A)	1,688	16,610
Churchill Downs, Inc.	1,600	390,304
Chuy's Holdings, Inc. (A)	17,704	314,069
Dave & Buster's Entertainment, Inc.	12,104	539,354
Del Frisco's Restaurant Group, Inc. (A)	1,609	11,504
Del Taco Restaurants, Inc. (A)	2,438	24,356
Dine Brands Global, Inc.	212	14,276
Dover Motorsports, Inc.	400	752
El Pollo Loco Holdings, Inc. (A)	2,613	39,639
Eldorado Resorts, Inc. (A)	683	24,731
Extended Stay America, Inc.	8,505	131,828
Fiesta Restaurant Group, Inc. (A)	1,348	20,907
FRD Acquisition Company (A)(C)	5,160	3,493
International Game Technology PLC	6,958	101,796

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Luby's, Inc. (A)	6,251	$7,501
Marriott Vacations Worldwide Corp.	2,402	169,365
Monarch Casino & Resort, Inc. (A)	1,278	48,743
Playa Hotels & Resorts NV (A)	1,326	9,534
Potbelly Corp. (A)	2,073	16,688
RCI Hospitality Holdings, Inc.	1,603	35,795
Red Lion Hotels Corp. (A)	3,000	24,600
Red Robin Gourmet Burgers, Inc. (A)	1,300	34,736
Speedway Motorsports, Inc.	5,924	96,383
		2,453,957
Household durables – 1.8%
Bassett Furniture Industries, Inc.	2,333	46,753
Cavco Industries, Inc. (A)	606	79,010
Century Communities, Inc. (A)	1,640	28,306
CSS Industries, Inc.	976	8,755
Emerson Radio Corp. (A)	4,869	7,011
Ethan Allen Interiors, Inc.	1,706	30,009
Flexsteel Industries, Inc.	1,750	38,640
Hamilton Beach Brands Holding Company, Class A	194	4,551
Helen of Troy, Ltd. (A)	1,593	208,970
Hooker Furniture Corp.	2,121	55,867
KB Home	6,043	115,421
La-Z-Boy, Inc.	5,818	161,217
Libbey, Inc.	1,103	4,280
Lifetime Brands, Inc.	2,931	29,398
M/I Homes, Inc. (A)	2,195	46,139
MDC Holdings, Inc.	4,794	134,759
Meritage Homes Corp. (A)	3,432	126,023
PulteGroup, Inc.	10,690	277,833
Taylor Morrison Home Corp., Class A (A)	5,267	83,745
The New Home Company, Inc. (A)	831	4,346
Toll Brothers, Inc.	15,015	494,444
TopBuild Corp. (A)	2,306	103,770
TRI Pointe Group, Inc. (A)	16,198	177,044
Universal Electronics, Inc. (A)	521	13,171
William Lyon Homes, Class A (A)	2,694	28,799
		2,308,261
Internet and direct marketing retail – 0.1%
1-800-Flowers.com, Inc., Class A (A)	3,234	39,552
FTD Companies, Inc. (A)	1,934	2,862
Liberty Expedia Holdings, Inc., Series A (A)	1,904	74,465
Liquidity Services, Inc. (A)	1,691	10,433
		127,312
Leisure products – 0.3%
American Outdoor Brands Corp. (A)	859	11,047
Callaway Golf Company	9,628	147,308
Escalade, Inc.	3,529	40,407
JAKKS Pacific, Inc. (A)	2,278	3,349
Johnson Outdoors, Inc., Class A	1,448	85,056
Nautilus, Inc. (A)	1,580	17,222
Vista Outdoor, Inc. (A)	3,475	39,441
		343,830
Multiline retail – 0.5%
Big Lots, Inc.	516	14,923
Dillard's, Inc., Class A (B)	2,839	171,220
Fred's, Inc., Class A (A)	2,000	3,780
J.C. Penney Company, Inc. (A)(B)	23,315	24,248
Ollie's Bargain Outlet Holdings, Inc. (A)	6,000	399,060
Tuesday Morning Corp. (A)(B)	2,100	3,570
		616,801
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail – 3.7%
Aaron's, Inc.	4,540	$190,907
Abercrombie & Fitch Company, Class A	5,916	118,616
American Eagle Outfitters, Inc.	7,348	142,037
America's Car-Mart, Inc. (A)	1,063	77,014
Ascena Retail Group, Inc. (A)	11,786	29,583
AutoNation, Inc. (A)	8,182	292,097
Barnes & Noble Education, Inc. (A)	6,174	24,758
Barnes & Noble, Inc.	6,995	49,595
Bed Bath & Beyond, Inc. (B)	9,468	107,178
Big 5 Sporting Goods Corp.	2,004	5,190
Boot Barn Holdings, Inc. (A)	2,280	38,828
Build-A-Bear Workshop, Inc. (A)	2,470	9,757
Caleres, Inc.	4,873	135,616
Chico's FAS, Inc.	9,163	51,496
Citi Trends, Inc.	2,095	42,717
Conn's, Inc. (A)	76	1,433
Dick's Sporting Goods, Inc.	4,295	134,004
DSW, Inc., Class A	6,370	157,339
Express, Inc. (A)	3,676	18,784
Five Below, Inc. (A)	9,412	963,036
Foot Locker, Inc.	5,430	288,876
Francesca's Holdings Corp. (A)	1,431	1,389
GameStop Corp., Class A (B)	10,093	127,374
Genesco, Inc. (A)	2,034	90,106
Group 1 Automotive, Inc.	1,693	89,255
Guess?, Inc.	6,368	132,263
Haverty Furniture Companies, Inc.	1,920	36,058
Hibbett Sports, Inc. (A)	1,307	18,690
Lithia Motors, Inc., Class A	4,776	364,552
MarineMax, Inc. (A)	3,599	65,898
Monro, Inc.	872	59,950
Office Depot, Inc.	33,557	86,577
Party City Holdco, Inc. (A)	633	6,317
Penske Automotive Group, Inc.	5,891	237,525
Pier 1 Imports, Inc.	6,713	2,053
Rent-A-Center, Inc. (A)	1,084	17,550
RTW RetailWinds, Inc. (A)	5,638	15,956
Shoe Carnival, Inc. (B)	1,632	54,688
Signet Jewelers, Ltd.	4,374	138,962
Sonic Automotive, Inc., Class A	1,811	24,919
Stage Stores, Inc. (B)	5,877	4,349
Tandy Leather Factory, Inc. (A)	1,690	9,599
The Cato Corp., Class A	1,957	27,926
Tile Shop Holdings, Inc.	1,300	7,124
Tilly's, Inc., Class A	712	7,732
Trans World Entertainment Corp. (A)	6,243	3,933
Urban Outfitters, Inc. (A)	4,660	154,712
Vitamin Shoppe, Inc. (A)	1,983	9,399
Zumiez, Inc. (A)	2,122	40,679
		4,714,396
Textiles, apparel and luxury goods – 1.1%
Culp, Inc.	334	6,313
Deckers Outdoor Corp. (A)	1,726	220,842
Delta Apparel, Inc. (A)	500	8,615
Fossil Group, Inc. (A)	1,707	26,851
G-III Apparel Group, Ltd. (A)	3,397	94,742
Lakeland Industries, Inc. (A)	1,110	11,588
Michael Kors Holdings, Ltd. (A)	1,120	42,470
Movado Group, Inc.	1,758	55,588
Oxford Industries, Inc.	6,829	485,132
PVH Corp.	3,371	313,334
Rocky Brands, Inc.	1,478	38,428
Superior Group of Companies, Inc.	663	11,702
Unifi, Inc. (A)	2,910	66,464

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Vera Bradley, Inc. (A)	2,034	$17,431
		1,399,500
		17,199,412
Consumer staples – 3.3%
Beverages – 0.0%
Craft Brew Alliance, Inc. (A)	2,909	41,628
Food and staples retailing – 1.3%
Casey's General Stores, Inc.	448	57,407
Ingles Markets, Inc., Class A	2,495	67,914
Natural Grocers by Vitamin Cottage, Inc. (A)	1,014	15,545
Performance Food Group Company (A)	13,912	448,940
PriceSmart, Inc.	5,007	295,914
Rite Aid Corp. (A)(B)	12,486	8,844
Smart & Final Stores, Inc. (A)	1,985	9,409
SpartanNash Company	4,194	72,053
The Andersons, Inc.	3,784	113,104
The Chefs' Warehouse, Inc. (A)	1,493	47,746
United Natural Foods, Inc. (A)	3,818	40,433
US Foods Holding Corp. (A)	11,025	348,831
Village Super Market, Inc., Class A	685	18,317
Weis Markets, Inc.	3,071	146,732
		1,691,189
Food products – 1.4%
Alico, Inc.	341	10,060
B&G Foods, Inc. (B)	1,941	56,114
Cal-Maine Foods, Inc.	300	12,690
Darling Ingredients, Inc. (A)	13,547	260,644
Dean Foods Company	8,717	33,212
Farmer Brothers Company (A)	1,069	24,940
Fresh Del Monte Produce, Inc.	3,135	88,626
Hostess Brands, Inc. (A)	3,408	37,284
Ingredion, Inc.	2,490	227,586
John B. Sanfilippo & Son, Inc.	787	43,804
Landec Corp. (A)	3,130	37,059
Limoneira Company	199	3,890
Pilgrim's Pride Corp. (A)	1,655	25,669
Post Holdings, Inc. (A)	4,039	359,996
Sanderson Farms, Inc.	2,059	204,438
Seaboard Corp.	58	205,205
Seneca Foods Corp., Class A (A)	1,409	39,762
TreeHouse Foods, Inc. (A)	2,369	120,132
		1,791,111
Household products – 0.2%
Central Garden & Pet Company (A)	1,553	53,501
Central Garden & Pet Company, Class A (A)	4,142	129,438
Oil-Dri Corp. of America	531	14,072
Orchids Paper Products Company (A)	1,176	1,105
Spectrum Brands Holdings, Inc.	639	26,998
		225,114
Personal products – 0.3%
Coty, Inc., Class A	27,405	179,777
Edgewell Personal Care Company (A)	440	16,434
Inter Parfums, Inc.	1,604	105,174
Mannatech, Inc.	276	5,189
Natural Alternatives International, Inc. (A)	200	1,966
		308,540
Tobacco – 0.1%
Universal Corp.	2,175	117,776
		4,175,358
Energy – 5.0%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services – 1.5%
Archrock, Inc.	9,027	$67,612
Basic Energy Services, Inc. (A)	1,957	7,515
Bristow Group, Inc. (A)(B)	4,775	11,603
CARBO Ceramics, Inc. (A)(B)	883	3,073
Dawson Geophysical Company (A)	3,948	13,344
Diamond Offshore Drilling, Inc. (A)	1,130	10,667
Dril-Quip, Inc. (A)	3,610	108,408
Ensco PLC, Class A (B)	25,374	90,331
Era Group, Inc. (A)	4,560	39,854
Exterran Corp. (A)	4,737	83,845
Forum Energy Technologies, Inc. (A)	6,662	27,514
Frank's International NV (A)	1,421	7,418
Geospace Technologies Corp. (A)	516	5,320
Gulf Island Fabrication, Inc. (A)	3,019	21,797
Helix Energy Solutions Group, Inc. (A)	14,129	76,438
Helmerich & Payne, Inc.	1,280	61,363
Hornbeck Offshore Services, Inc. (A)	5,300	7,632
Keane Group, Inc. (A)	770	6,299
KLX Energy Services Holdings, Inc. (A)	1,865	43,734
Matrix Service Company (A)	2,731	48,994
McDermott International, Inc. (A)	10,254	67,061
Mitcham Industries, Inc. (A)	2,431	6,223
Nabors Industries, Ltd.	29,897	59,794
Natural Gas Services Group, Inc. (A)	2,620	43,073
Newpark Resources, Inc. (A)	12,359	84,906
Noble Corp. PLC (A)	17,780	46,584
Oceaneering International, Inc. (A)	8,109	98,119
Oil States International, Inc. (A)	4,041	57,705
Patterson-UTI Energy, Inc.	14,112	146,059
PHI, Inc. (A)(B)	443	997
PHI, Inc., Non-Voting Shares (A)(B)	2,850	5,273
Pioneer Energy Services Corp. (A)	7,371	9,066
ProPetro Holding Corp. (A)	1,331	16,398
RigNet, Inc. (A)	208	2,629
Rowan Companies PLC, Class A (A)	12,998	109,053
SEACOR Holdings, Inc. (A)	2,419	89,503
SEACOR Marine Holdings, Inc. (A)	2,432	28,600
Superior Energy Services, Inc. (A)	14,062	47,108
TETRA Technologies, Inc. (A)	4,581	7,696
Tidewater, Inc. (A)	391	7,480
Transocean, Ltd. (A)	13,252	91,969
U.S. Silica Holdings, Inc. (B)	4,282	43,591
Unit Corp. (A)	6,259	89,379
		1,901,027
Oil, gas and consumable fuels – 3.5%
Adams Resources & Energy, Inc.	724	28,026
Alta Mesa Resources, Inc., Class A (A)(B)	1,844	1,844
Antero Resources Corp. (A)	20,791	195,227
Arch Coal, Inc., Class A	1,502	124,651
Ardmore Shipping Corp. (A)	1,174	5,483
Bonanza Creek Energy, Inc. (A)	1,183	24,453
Callon Petroleum Company (A)	13,440	87,226
Centennial Resource Development, Inc., Class A (A)	11,699	128,923
Cimarex Energy Company	2,254	138,959
Clean Energy Fuels Corp. (A)	11,526	19,825
Cloud Peak Energy, Inc. (A)	6,658	2,439
CNX Resources Corp. (A)	18,164	207,433
CONSOL Energy, Inc. (A)	2,270	71,982
Contango Oil & Gas Company (A)	3,786	12,305
Delek US Holdings, Inc.	6,745	219,280
Denbury Resources, Inc. (A)	19,778	33,820
DHT Holdings, Inc.	3,733	14,633
Dorian LPG, Ltd. (A)	2,153	12,552
Eclipse Resources Corp. (A)(B)	9,240	9,702

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
EnLink Midstream LLC	4,505	$42,752
Extraction Oil & Gas, Inc. (A)	3,404	14,603
GasLog, Ltd.	2,719	44,755
Green Plains, Inc.	5,268	69,063
Gulfport Energy Corp. (A)	10,592	69,378
Halcon Resources Corp. (A)(B)	4,689	7,971
HighPoint Resources Corp. (A)	7,216	17,968
International Seaways, Inc. (A)	1,434	24,149
Laredo Petroleum, Inc. (A)	1,132	4,098
Matador Resources Company (A)	28,649	444,919
Midstates Petroleum Company, Inc. (A)	1,038	7,795
Murphy Oil Corp.	14,395	336,699
NACCO Industries, Inc., Class A	700	23,730
Newfield Exploration Company (A)	1,019	14,939
Oasis Petroleum, Inc. (A)	18,941	104,744
Overseas Shipholding Group, Inc., Class A (A)	861	1,429
Pacific Ethanol, Inc. (A)	2,656	2,287
Panhandle Oil and Gas, Inc., Class A	557	8,634
Par Pacific Holdings, Inc. (A)	1,947	27,608
Parsley Energy, Inc., Class A (A)	10,555	168,669
PBF Energy, Inc., Class A	9,324	304,615
PDC Energy, Inc. (A)	4,532	134,872
Peabody Energy Corp.	6,070	185,014
Penn Virginia Corp. (A)	651	35,193
QEP Resources, Inc. (A)	13,169	74,141
Range Resources Corp.	13,645	130,583
Renewable Energy Group, Inc. (A)	4,097	105,293
REX American Resources Corp. (A)	268	18,253
Ring Energy, Inc. (A)	2,739	13,914
SandRidge Energy, Inc. (A)	1,746	13,287
Scorpio Tankers, Inc.	16,932	29,800
SemGroup Corp., Class A	4,266	58,785
Ship Finance International, Ltd.	2,030	21,376
SilverBow Resources, Inc. (A)	324	7,659
SM Energy Company	6,189	95,806
Southwestern Energy Company (A)	10,462	35,675
SRC Energy, Inc. (A)	18,334	86,170
Teekay Corp.	286	955
Teekay Tankers, Ltd., Class A	9,278	8,616
Whiting Petroleum Corp. (A)	4,753	107,846
World Fuel Services Corp.	3,769	80,694
WPX Energy, Inc. (A)	12,745	144,656
		4,468,156
		6,369,183
Financials – 22.4%
Banks – 12.0%
1st Source Corp.	2,392	96,493
Access National Corp.	443	9,449
Allegiance Bancshares, Inc. (A)	308	9,970
American National Bankshares, Inc.	991	29,046
American River Bankshares	2,249	31,036
Ameris Bancorp	19,130	605,847
Arrow Financial Corp.	416	13,320
Associated Banc-Corp.	16,632	329,147
Atlantic Capital Bancshares, Inc. (A)	667	10,919
Banc of California, Inc.	1,420	18,900
BancFirst Corp.	1,658	82,734
BancorpSouth Bank	2,714	70,944
Bank of Commerce Holdings	3,606	39,522
Bank of Marin Bancorp	542	22,352
Bank OZK	3,395	77,508
BankUnited, Inc.	2,464	73,772
Banner Corp.	3,129	167,339
Bar Harbor Bankshares	2,109	47,305
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
BCB Bancorp, Inc.	1,477	$15,464
Berkshire Hills Bancorp, Inc.	3,493	94,206
Blue Hills Bancorp, Inc.	1,249	26,654
BOK Financial Corp.	844	61,891
Boston Private Financial Holdings, Inc.	7,971	84,253
Bridge Bancorp, Inc.	1,057	26,943
Brookline Bancorp, Inc.	7,510	103,788
Bryn Mawr Bank Corp.	1,969	67,734
C&F Financial Corp.	627	33,363
Cadence BanCorp	700	11,746
California First National Bancorp	1,653	23,390
Camden National Corp.	1,722	61,940
Capital City Bank Group, Inc.	1,865	43,287
Carolina Financial Corp.	1,115	32,993
CenterState Bank Corp.	898	18,894
Central Pacific Financial Corp.	2,960	72,076
Century Bancorp, Inc., Class A	836	56,622
Chemical Financial Corp.	3,971	145,378
Chemung Financial Corp.	966	39,905
CIT Group, Inc.	4,212	161,193
City Holding Company	612	41,365
Civista Bancshares, Inc.	514	8,954
CNB Financial Corp.	1,962	45,028
Columbia Banking System, Inc.	3,819	138,592
Community Bank System, Inc.	3,093	180,322
Community Trust Bancorp, Inc.	1,888	74,784
ConnectOne Bancorp, Inc.	1,273	23,512
Customers Bancorp, Inc. (A)	2,391	43,516
CVB Financial Corp.	2,662	53,852
Eagle Bancorp, Inc. (A)	1,535	74,770
Enterprise Bancorp, Inc.	246	7,911
Enterprise Financial Services Corp.	1,453	54,676
Equity Bancshares, Inc., Class A (A)	697	24,569
FCB Financial Holdings, Inc., Class A (A)	2,022	67,899
Fidelity Southern Corp.	3,081	80,168
Financial Institutions, Inc.	1,481	38,062
First Bancorp (NC)	3,205	104,675
First BanCorp (PR)	25,069	215,593
First Bancorp, Inc.	1,769	46,525
First Busey Corp.	841	20,638
First Business Financial Services, Inc.	1,366	26,651
First Citizens BancShares, Inc., Class A	392	147,804
First Commonwealth Financial Corp.	10,189	123,083
First Community Bankshares, Inc.	2,201	69,287
First Financial Bancorp	9,165	217,394
First Financial Corp.	1,128	45,289
First Financial Northwest, Inc.	1,100	17,017
First Foundation, Inc. (A)	1,677	21,566
First Hawaiian, Inc.	779	17,535
First Horizon National Corp.	12,649	166,461
First Internet Bancorp	377	7,706
First Interstate BancSystem, Inc., Class A	1,946	71,146
First Merchants Corp.	3,883	133,070
First Mid-Illinois Bancshares, Inc.	349	11,140
First Midwest Bancorp, Inc.	7,500	148,575
First Northwest Bancorp	800	11,864
Flushing Financial Corp.	3,421	73,654
FNB Corp.	18,182	178,911
Franklin Financial Network, Inc. (A)	633	16,692
Fulton Financial Corp.	13,097	202,742
German American Bancorp, Inc.	302	8,387
Great Southern Bancorp, Inc.	1,329	61,174
Great Western Bancorp, Inc.	3,593	112,281
Green Bancorp, Inc.	558	9,564
Guaranty Bancorp	1,184	24,568

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Hancock Whitney Corp.	7,019	$243,208
Hanmi Financial Corp.	3,082	60,715
Heartland Financial USA, Inc.	2,428	106,711
Heritage Commerce Corp.	2,225	25,232
Heritage Financial Corp.	1,481	44,015
Hilltop Holdings, Inc.	6,466	115,289
Home BancShares, Inc.	618	10,098
HomeTrust Bancshares, Inc.	560	14,661
Hope Bancorp, Inc.	11,326	134,326
Horizon Bancorp, Inc.	3,249	51,269
IBERIABANK Corp.	3,855	247,799
Independent Bank Corp. (MA)	823	57,865
Independent Bank Corp. (MI)	206	4,330
Independent Bank Group, Inc.	947	43,344
International Bancshares Corp.	6,427	221,089
Investors Bancorp, Inc.	27,334	284,274
Lakeland Bancorp, Inc.	4,261	63,105
LegacyTexas Financial Group, Inc.	3,613	115,941
Macatawa Bank Corp.	5,091	48,975
MB Financial, Inc.	3,715	147,225
MBT Financial Corp.	3,223	29,974
Mercantile Bank Corp.	1,266	35,777
Midland States Bancorp, Inc.	670	14,968
MidSouth Bancorp, Inc.	1,822	19,313
MidWestOne Financial Group, Inc.	1,343	33,347
National Bank Holdings Corp., Class A	1,336	41,242
National Commerce Corp. (A)	524	18,864
NBT Bancorp, Inc.	3,823	132,238
Nicolet Bankshares, Inc. (A)	565	27,572
Northrim BanCorp, Inc.	1,530	50,291
Norwood Financial Corp.	1,188	39,204
OFG Bancorp	6,515	107,237
Old Line Bancshares, Inc.	601	15,818
Old National Bancorp	12,650	194,810
Old Second Bancorp, Inc.	2,721	35,373
Opus Bank	1,848	36,202
Pacific Mercantile Bancorp (A)	762	5,448
Pacific Premier Bancorp, Inc. (A)	1,268	32,359
PacWest Bancorp	9,702	322,883
Peapack Gladstone Financial Corp.	1,625	40,918
Penns Woods Bancorp, Inc.	792	31,870
Peoples Bancorp, Inc.	2,153	64,805
People's United Financial, Inc.	34,274	494,574
People's Utah Bancorp	518	15,618
Pinnacle Financial Partners, Inc.	15,684	723,032
Popular, Inc.	7,939	374,880
Premier Financial Bancorp, Inc.	2,821	42,061
Prosperity Bancshares, Inc.	6,185	385,326
QCR Holdings, Inc.	1,211	38,861
Renasant Corp.	4,029	121,595
Republic Bancorp, Inc., Class A	1,724	66,753
S&T Bancorp, Inc.	3,436	130,018
Sandy Spring Bancorp, Inc.	2,800	87,752
Seacoast Banking Corp. of Florida (A)	1,191	30,990
Shore Bancshares, Inc.	2,225	32,352
Sierra Bancorp	2,175	52,265
Simmons First National Corp., Class A	6,232	150,378
South State Corp.	2,627	157,489
Southern First Bancshares, Inc. (A)	237	7,601
Southern National Bancorp of Virginia, Inc.	3,850	50,897
Southside Bancshares, Inc.	374	11,875
State Bank Financial Corp.	2,215	47,822
Sterling Bancorp	11,335	187,141
Synovus Financial Corp.	2,877	92,035
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
TCF Financial Corp.	11,539	$224,895
Texas Capital Bancshares, Inc. (A)	6,758	345,266
The Bancorp, Inc. (A)	4,825	38,407
The First Bancshares, Inc.	311	9,408
The First of Long Island Corp.	1,039	20,728
TierOne Corp. (A)(C)	2,328	1
Towne Bank	4,414	105,715
TriCo Bancshares	721	24,363
TriState Capital Holdings, Inc. (A)	1,242	24,169
Triumph Bancorp, Inc. (A)	997	29,611
Trustmark Corp.	6,295	178,967
Umpqua Holdings Corp.	19,768	314,311
Union Bankshares Corp.	4,542	128,221
United Bankshares, Inc.	5,846	181,869
United Community Banks, Inc.	5,084	109,103
Univest Financial Corp.	2,460	53,062
Valley National Bancorp	20,233	179,669
Veritex Holdings, Inc. (A)	1,134	24,245
Washington Trust Bancorp, Inc.	635	30,182
WesBanco, Inc.	5,689	208,729
Wintrust Financial Corp.	1,362	90,559
		15,179,074
Capital markets – 1.7%
Blucora, Inc. (A)	6,814	181,525
Cowen, Inc. (A)(B)	5,088	67,874
GAIN Capital Holdings, Inc.	2,895	17,833
GAMCO Investors, Inc., Class A	503	8,496
Houlihan Lokey, Inc.	10,528	387,430
INTL. FCStone, Inc. (A)	1,705	62,369
Invesco, Ltd.	15,686	262,584
Investment Technology Group, Inc.	2,461	74,421
Janus Henderson Group PLC	10,100	209,272
Legg Mason, Inc.	8,654	220,764
Oppenheimer Holdings, Inc., Class A	1,974	50,436
Piper Jaffray Companies	686	45,166
Stifel Financial Corp.	10,179	421,614
Virtus Investment Partners, Inc.	418	33,202
Waddell & Reed Financial, Inc., Class A (B)	5,265	95,191
		2,138,177
Consumer finance – 1.1%
Asta Funding, Inc.	344	1,465
Encore Capital Group, Inc. (A)(B)	13,979	328,507
Enova International, Inc. (A)	1,914	37,246
EZCORP, Inc., Class A (A)	3,087	23,863
LendingClub Corp. (A)	16,460	43,290
Navient Corp.	25,265	222,585
Nelnet, Inc., Class A	3,424	179,212
Nicholas Financial, Inc. (A)	75	780
OneMain Holdings, Inc. (A)	3,439	83,533
PRA Group, Inc. (A)	1,882	45,864
Regional Management Corp. (A)	573	13,781
Santander Consumer USA Holdings, Inc.	18,561	326,488
World Acceptance Corp. (A)	618	63,197
		1,369,811
Diversified financial services – 0.3%
Cannae Holdings, Inc. (A)	2,391	40,934
Marlin Business Services Corp.	1,698	37,916
NewStar Financial, Inc. (A)(C)	5,739	1,490
On Deck Capital, Inc. (A)	2,096	12,366
Voya Financial, Inc.	7,710	309,479
		402,185
Insurance – 5.4%
Ambac Financial Group, Inc. (A)	1,536	26,481

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
American Equity Investment Life Holding Company	8,399	$234,668
American National Insurance Company	1,733	220,507
AMERISAFE, Inc.	202	11,451
Argo Group International Holdings, Ltd.	3,591	241,495
Aspen Insurance Holdings, Ltd.	6,285	263,907
Assurant, Inc.	5,658	506,052
Assured Guaranty, Ltd.	10,152	388,619
Athene Holding, Ltd., Class A (A)	4,014	159,878
Axis Capital Holdings, Ltd.	3,625	187,195
CNO Financial Group, Inc.	16,225	241,428
Donegal Group, Inc., Class A	2,876	39,243
EMC Insurance Group, Inc.	2,830	90,136
Employers Holdings, Inc.	2,717	114,032
Enstar Group, Ltd. (A)	779	130,537
FBL Financial Group, Inc., Class A	3,170	208,111
FedNat Holding Company	1,090	21,713
First American Financial Corp.	2,209	98,610
Genworth Financial, Inc., Class A (A)	14,291	66,596
Global Indemnity, Ltd.	2,390	86,590
Greenlight Capital Re, Ltd., Class A (A)	2,616	22,550
Hallmark Financial Services, Inc. (A)	4,008	42,846
HCI Group, Inc.	297	15,091
Heritage Insurance Holdings, Inc.	15,263	224,671
Horace Mann Educators Corp.	3,837	143,696
Independence Holding Company	2,247	79,094
Investors Title Company	189	33,393
James River Group Holdings, Ltd.	653	23,861
Kemper Corp.	1,468	97,446
Maiden Holdings, Ltd.	7,320	12,078
MBIA, Inc. (A)(B)	10,305	91,921
Mercury General Corp.	2,413	124,776
National General Holdings Corp.	6,267	151,724
National Western Life Group, Inc., Class A	221	66,455
Old Republic International Corp.	20,494	421,562
ProAssurance Corp.	2,100	85,176
Protective Insurance Corp., Class B	1,154	19,214
Reinsurance Group of America, Inc.	833	116,812
RenaissanceRe Holdings, Ltd.	662	88,509
Safety Insurance Group, Inc.	1,060	86,719
Selective Insurance Group, Inc.	2,626	160,028
State Auto Financial Corp.	4,187	142,525
Stewart Information Services Corp.	2,162	89,507
The Hanover Insurance Group, Inc.	1,999	233,423
The Navigators Group, Inc.	3,413	237,169
Third Point Reinsurance, Ltd. (A)	2,292	22,095
United Fire Group, Inc.	2,597	144,004
United Insurance Holdings Corp.	1,482	24,631
Unum Group	11,366	333,933
White Mountains Insurance Group, Ltd.	148	126,938
		6,799,096
Thrifts and mortgage finance – 1.9%
BankFinancial Corp.	2,146	32,083
Beneficial Bancorp, Inc.	4,499	64,291
Capitol Federal Financial, Inc.	13,078	167,006
Dime Community Bancshares, Inc.	3,601	61,145
ESSA Bancorp, Inc.	897	14,002
Federal Agricultural Mortgage Corp., Class C	1,163	70,292
First Defiance Financial Corp.	2,220	54,412
Flagstar Bancorp, Inc. (A)	5,241	138,362
Hingham Institution for Savings	106	20,960
Home Bancorp, Inc.	902	31,931
HomeStreet, Inc. (A)	1,732	36,770
HopFed Bancorp, Inc.	1,799	23,909
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Kearny Financial Corp.	5,361	$68,728
Meridian Bancorp, Inc.	1,625	23,270
Meta Financial Group, Inc.	2,895	56,134
Mr. Cooper Group, Inc. (A)	1,998	23,317
New York Community Bancorp, Inc.	28,861	271,582
NMI Holdings, Inc., Class A (A)	3,254	58,084
Northfield Bancorp, Inc.	4,819	65,297
Northwest Bancshares, Inc.	8,845	149,834
OceanFirst Financial Corp.	1,393	31,356
Oritani Financial Corp.	4,658	68,706
Provident Financial Holdings, Inc.	1,778	27,559
Provident Financial Services, Inc.	4,435	107,017
Prudential Bancorp, Inc.	1,696	29,850
Radian Group, Inc.	9,531	155,927
Riverview Bancorp, Inc.	5,483	39,916
SI Financial Group, Inc.	2,433	30,972
Southern Missouri Bancorp, Inc.	1,012	34,307
Territorial Bancorp, Inc.	1,722	44,738
TrustCo Bank Corp.	9,134	62,659
United Community Financial Corp.	4,635	41,020
United Financial Bancorp, Inc.	4,950	72,765
Walker & Dunlop, Inc.	1,551	67,081
Washington Federal, Inc.	2,236	59,724
Waterstone Financial, Inc.	3,099	51,939
Western New England Bancorp, Inc.	4,739	47,580
WSFS Financial Corp.	1,744	66,115
		2,470,640
		28,358,983
Health care – 11.8%
Biotechnology – 2.6%
Achillion Pharmaceuticals, Inc. (A)	10,940	17,395
Acorda Therapeutics, Inc. (A)	3,542	55,184
Adverum Biotechnologies, Inc. (A)	5,950	18,743
Aimmune Therapeutics, Inc. (A)	23,068	551,787
AMAG Pharmaceuticals, Inc. (A)	1,505	22,861
Amicus Therapeutics, Inc. (A)	50,804	486,702
Aptevo Therapeutics, Inc. (A)	2,502	3,178
Ardelyx, Inc. (A)	2,294	4,106
Biohaven Pharmaceutical Holding Company, Ltd. (A)	12,053	445,720
Calithera Biosciences, Inc. (A)	2,020	8,100
Celldex Therapeutics, Inc. (A)	7,652	1,514
Chimerix, Inc. (A)	2,352	6,045
Concert Pharmaceuticals, Inc. (A)	1,198	15,035
Emergent BioSolutions, Inc. (A)	1,355	80,324
Five Prime Therapeutics, Inc. (A)	1,389	12,918
Global Blood Therapeutics, Inc. (A)	15,248	625,930
Immune Design Corp. (A)	1,267	1,647
Myriad Genetics, Inc. (A)	700	20,349
PDL BioPharma, Inc. (A)	10,320	29,928
Portola Pharmaceuticals, Inc. (A)	14,609	285,168
Prothena Corp. PLC (A)	779	8,024
Repligen Corp. (A)	952	50,208
Retrophin, Inc. (A)	16,755	379,166
Sierra Oncology, Inc. (A)	1,150	1,518
United Therapeutics Corp. (A)	1,810	197,109
Zafgen, Inc. (A)	88	436
		3,329,095
Health care equipment and supplies – 3.6%
AngioDynamics, Inc. (A)	6,177	124,343
Anika Therapeutics, Inc. (A)	234	7,865
AtriCure, Inc. (A)	18,384	562,550
Avanos Medical, Inc. (A)	3,800	170,202
Cardiovascular Systems, Inc. (A)	22,622	644,501

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
CONMED Corp.	2,290	$147,018
CryoLife, Inc. (A)	2,588	73,447
FONAR Corp. (A)	463	9,371
Globus Medical, Inc., Class A (A)	17,876	773,673
Haemonetics Corp. (A)	1,894	189,495
ICU Medical, Inc. (A)	3,451	792,453
Integer Holdings Corp. (A)	2,544	194,005
Invacare Corp.	3,396	14,603
Kewaunee Scientific Corp.	83	2,759
LivaNova PLC (A)	768	70,249
Merit Medical Systems, Inc. (A)	3,077	171,727
Natus Medical, Inc. (A)	1,013	34,472
Orthofix Medical, Inc. (A)	241	12,650
RTI Surgical, Inc. (A)	4,931	18,245
SeaSpine Holdings Corp. (A)	580	10,579
Wright Medical Group NV (A)	19,751	537,622
		4,561,829
Health care providers and services – 1.9%
Acadia Healthcare Company, Inc. (A)	13,620	350,170
Aceto Corp.	2,914	2,448
Addus HomeCare Corp. (A)	1,724	117,025
Brookdale Senior Living, Inc. (A)	14,058	94,189
Cross Country Healthcare, Inc. (A)	2,734	20,040
Digirad Corp.	3,100	1,767
Diplomat Pharmacy, Inc. (A)	1,242	16,717
Five Star Senior Living, Inc. (A)	1,834	853
LHC Group, Inc. (A)	8,387	787,372
Magellan Health, Inc. (A)	2,490	141,656
MedCath Corp. (A)(C)	3,806	1,903
MEDNAX, Inc. (A)	5,228	172,524
National HealthCare Corp.	2,084	163,490
Owens & Minor, Inc.	5,919	37,467
Premier, Inc., Class A (A)	1,546	57,743
Select Medical Holdings Corp. (A)	13,278	203,817
Surgery Partners, Inc. (A)	814	7,969
The Ensign Group, Inc.	2,167	84,058
The Providence Service Corp. (A)	887	53,238
Triple-S Management Corp., Class B (A)	2,626	45,666
		2,360,112
Health care technology – 0.8%
Allscripts Healthcare Solutions, Inc. (A)	9,018	86,934
Evolent Health, Inc., Class A (A)(B)	1,142	22,783
HealthStream, Inc.	1,369	33,061
HMS Holdings Corp. (A)	3,857	108,497
Medidata Solutions, Inc. (A)	11,134	750,654
Micron Solutions, Inc. (A)	200	532
NextGen Healthcare, Inc. (A)	878	13,302
		1,015,763
Life sciences tools and services – 0.9%
Bruker Corp.	10,802	321,576
Harvard Bioscience, Inc. (A)	6,562	20,867
Luminex Corp.	2,011	46,474
Medpace Holdings, Inc. (A)	300	15,879
Syneos Health, Inc. (A)	18,867	742,416
		1,147,212
Pharmaceuticals – 2.0%
Amneal Pharmaceuticals, Inc. (A)	31,295	423,421
Amphastar Pharmaceuticals, Inc. (A)	2,759	54,904
Assertio Therapeutics, Inc. (A)	2,796	10,094
Catalent, Inc. (A)	20,242	631,146
Cumberland Pharmaceuticals, Inc. (A)	956	6,023
Dova Pharmaceuticals, Inc. (A)	18,958	143,702
Endo International PLC (A)	11,035	80,556
GW Pharmaceuticals PLC, ADR (A)	3,050	297,040
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Mallinckrodt PLC (A)	6,663	$105,275
Melinta Therapeutics, Inc. (A)	1,105	876
Otonomy, Inc. (A)	1,716	3,175
Perrigo Company PLC	4,712	182,590
Prestige Consumer Healthcare, Inc. (A)	1,934	59,722
Taro Pharmaceutical Industries, Ltd.	303	25,646
Tetraphase Pharmaceuticals, Inc. (A)	3,172	3,584
Zogenix, Inc. (A)	11,584	422,353
		2,450,107
		14,864,118
Industrials – 20.2%
Aerospace and defense – 1.8%
AAR Corp.	21,581	805,835
Aerovironment, Inc. (A)	547	37,169
CPI Aerostructures, Inc. (A)	1,400	8,918
Cubic Corp.	8,738	469,580
Ducommun, Inc. (A)	2,274	82,592
Engility Holdings, Inc. (A)	2,470	70,296
Esterline Technologies Corp. (A)	2,214	268,890
Mercury Systems, Inc. (A)	3,184	150,571
Moog, Inc., Class A	2,330	180,528
National Presto Industries, Inc.	244	28,528
SIFCO Industries, Inc. (A)	1,000	3,450
Sparton Corp. (A)	2,053	37,344
The KeyW Holding Corp. (A)	1,918	12,831
Triumph Group, Inc.	2,736	31,464
Vectrus, Inc. (A)	608	13,121
Wesco Aircraft Holdings, Inc. (A)	7,177	56,698
		2,257,815
Air freight and logistics – 0.3%
Air Transport Services Group, Inc. (A)	1,682	38,366
Atlas Air Worldwide Holdings, Inc. (A)	2,943	124,165
Echo Global Logistics, Inc. (A)	2,257	45,885
Forward Air Corp.	1,054	57,812
Hub Group, Inc., Class A (A)	3,911	144,981
Radiant Logistics, Inc. (A)	1,875	7,969
		419,178
Airlines – 1.1%
Alaska Air Group, Inc.	6,089	370,516
Copa Holdings SA, Class A	905	71,233
Hawaiian Holdings, Inc.	2,263	59,766
JetBlue Airways Corp. (A)	26,452	424,819
SkyWest, Inc.	4,751	211,277
Spirit Airlines, Inc. (A)	5,299	306,918
		1,444,529
Building products – 1.0%
American Woodmark Corp. (A)	200	11,136
Apogee Enterprises, Inc.	1,785	53,282
Armstrong Flooring, Inc. (A)	1,831	21,679
CSW Industrials, Inc. (A)	571	27,608
Fortune Brands Home & Security, Inc.	1,150	43,689
Gibraltar Industries, Inc. (A)	3,659	130,224
Griffon Corp.	3,371	35,227
Insteel Industries, Inc.	1,989	48,293
JELD-WEN Holding, Inc. (A)	10,009	142,228
Masonite International Corp. (A)	1,546	69,307
Owens Corning	4,950	217,701
Quanex Building Products Corp.	3,929	53,395
Simpson Manufacturing Company, Inc.	2,478	134,134
Universal Forest Products, Inc.	6,426	166,819
USG Corp.	2,274	97,009
		1,251,731

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies – 2.3%
ABM Industries, Inc.	6,128	$196,770
ACCO Brands Corp.	7,990	54,172
Acme United Corp.	733	10,445
ARC Document Solutions, Inc. (A)	3,098	6,351
Brady Corp., Class A	2,861	124,339
CECO Environmental Corp. (A)	1,395	9,416
Civeo Corp. (A)	8,078	11,552
Clean Harbors, Inc. (A)	3,224	159,104
Deluxe Corp.	836	32,136
Ennis, Inc.	3,208	61,754
Essendant, Inc.	3,431	43,162
Healthcare Services Group, Inc.	10,119	406,581
Heritage-Crystal Clean, Inc. (A)	1,877	43,190
HNI Corp.	980	34,721
Hudson Technologies, Inc. (A)(B)	3,750	3,338
LSC Communications, Inc.	1,500	10,500
Matthews International Corp., Class A	1,190	48,338
McGrath RentCorp	3,033	156,139
Mobile Mini, Inc.	4,727	150,082
Multi-Color Corp.	508	17,826
NL Industries, Inc. (A)	3,260	11,443
PICO Holdings, Inc. (A)	2,493	22,786
Ritchie Brothers Auctioneers, Inc.	21,362	698,965
SP Plus Corp. (A)	1,277	37,723
Steelcase, Inc., Class A	4,596	68,159
Team, Inc. (A)	2,106	30,853
Tetra Tech, Inc.	3,755	194,396
UniFirst Corp.	441	63,094
Viad Corp.	2,118	106,091
Virco Manufacturing Corp.	1,200	5,148
VSE Corp.	1,368	40,917
		2,859,491
Construction and engineering – 2.1%
AECOM (A)	14,815	392,598
Aegion Corp. (A)	3,621	59,095
Ameresco, Inc., Class A (A)	5,087	71,727
Arcosa, Inc. (A)	4,310	119,344
Argan, Inc.	604	22,855
Dycom Industries, Inc. (A)	4,228	228,481
EMCOR Group, Inc.	1,527	91,147
Granite Construction, Inc.	4,459	179,609
Great Lakes Dredge & Dock Corp. (A)	9,500	62,890
IES Holdings, Inc. (A)	237	3,685
Jacobs Engineering Group, Inc.	5,507	321,939
KBR, Inc.	8,336	126,540
MasTec, Inc. (A)	4,355	176,639
MYR Group, Inc. (A)	2,443	68,819
Northwest Pipe Company (A)	1,706	39,733
NV5 Global, Inc. (A)	290	17,560
Orion Group Holdings, Inc. (A)	4,263	18,288
Primoris Services Corp.	3,474	66,458
Quanta Services, Inc.	13,216	397,802
Sterling Construction Company, Inc. (A)	3,771	41,066
Tutor Perini Corp. (A)	6,222	99,365
Valmont Industries, Inc.	424	47,043
		2,652,683
Electrical equipment – 0.9%
Acuity Brands, Inc.	510	58,625
AZZ, Inc.	1,638	66,110
Encore Wire Corp.	2,766	138,798
LSI Industries, Inc.	4,131	13,095
nVent Electric PLC	1,377	30,927
Powell Industries, Inc.	1,244	31,112
Preformed Line Products Company	984	53,382
Regal Beloit Corp.	3,866	270,813
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Sensata Technologies Holding PLC (A)	555	$24,886
Sunrun, Inc. (A)	1,551	16,890
Thermon Group Holdings, Inc. (A)	20,638	418,539
Ultralife Corp. (A)	1,984	13,392
		1,136,569
Industrial conglomerates – 0.0%
Carlisle Companies, Inc.	579	58,201
Machinery – 4.0%
Actuant Corp., Class A	1,269	26,636
AGCO Corp.	4,860	270,556
Alamo Group, Inc.	1,644	127,114
Albany International Corp., Class A	568	35,460
Astec Industries, Inc.	2,911	87,883
Barnes Group, Inc.	2,872	153,997
Briggs & Stratton Corp.	4,976	65,086
Chart Industries, Inc. (A)	3,324	216,160
CIRCOR International, Inc. (A)	1,614	34,378
Colfax Corp. (A)	8,935	186,742
Columbus McKinnon Corp.	2,978	89,757
EnPro Industries, Inc.	503	30,230
ESCO Technologies, Inc.	2,987	196,993
Federal Signal Corp.	6,669	132,713
Franklin Electric Company, Inc.	2,824	121,093
FreightCar America, Inc. (A)	735	4,917
Gencor Industries, Inc. (A)	2,100	23,037
Graham Corp.	333	7,606
Hurco Companies, Inc.	1,054	37,628
Hyster-Yale Materials Handling, Inc.	970	60,101
ITT, Inc.	3,867	186,660
John Bean Technologies Corp.	5,983	429,639
Kadant, Inc.	218	17,758
Kennametal, Inc.	1,872	62,300
LB Foster Company, Class A (A)	1,699	27,014
Lydall, Inc. (A)	338	6,865
Miller Industries, Inc.	2,106	56,862
Mueller Industries, Inc.	459	10,722
NN, Inc.	2,376	15,943
Oshkosh Corp.	785	48,128
Park-Ohio Holdings Corp.	749	22,987
Perma-Pipe International Holdings, Inc. (A)	1,100	9,625
Rexnord Corp. (A)	1,671	38,349
Snap-on, Inc.	592	86,012
Spartan Motors, Inc.	48,262	348,934
SPX FLOW, Inc. (A)	2,346	71,365
Sun Hydraulics Corp.	8,785	291,574
Terex Corp.	1,593	43,919
The Eastern Company	1,471	35,569
The Gorman-Rupp Company	826	26,771
The Greenbrier Companies, Inc.	3,369	133,210
The LS Starrett Company, Class A (A)	1,530	8,002
The Manitowoc Company, Inc. (A)	2,882	42,567
The Timken Company	2,536	94,644
Titan International, Inc.	3,936	18,342
TriMas Corp. (A)	1,856	50,650
Trinity Industries, Inc.	12,930	266,229
Twin Disc, Inc. (A)	1,650	24,338
Wabash National Corp.	3,712	48,553
Woodward, Inc.	7,636	567,278
		4,998,896
Marine – 0.4%
Costamare, Inc.	3,754	16,480
Eagle Bulk Shipping, Inc. (A)	2,757	12,710
Genco Shipping & Trading, Ltd. (A)	1,028	8,111
Kirby Corp. (A)	5,111	344,277

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Marine (continued)
Matson, Inc.	3,414	$109,316
Scorpio Bulkers, Inc.	5,124	28,336
		519,230
Professional services – 2.6%
Acacia Research Corp. (A)	2,172	6,473
ASGN, Inc. (A)	1,709	93,141
CBIZ, Inc. (A)	7,630	150,311
CRA International, Inc.	1,251	53,230
Exponent, Inc.	17,301	877,334
Forrester Research, Inc.	12,742	569,567
FTI Consulting, Inc. (A)	3,487	232,374
GP Strategies Corp. (A)	1,125	14,186
Heidrick & Struggles International, Inc.	1,972	61,507
Hill International, Inc. (A)	3,275	10,087
Huron Consulting Group, Inc. (A)	1,611	82,660
ICF International, Inc.	2,238	144,978
InnerWorkings, Inc. (A)	3,056	11,429
Kelly Services, Inc., Class A	4,830	98,918
Korn Ferry	4,727	186,906
ManpowerGroup, Inc.	2,479	160,639
Mistras Group, Inc. (A)	1,232	17,716
Navigant Consulting, Inc.	4,872	117,172
RCM Technologies, Inc. (A)	300	930
Resources Connection, Inc.	5,520	78,384
TrueBlue, Inc. (A)	2,519	56,048
WageWorks, Inc. (A)	11,415	310,031
		3,334,021
Road and rail – 1.6%
AMERCO	984	322,860
ArcBest Corp.	3,389	116,107
Covenant Transportation Group, Inc., Class A (A)	1,513	29,050
Genesee & Wyoming, Inc., Class A (A)	5,038	372,913
Hertz Global Holdings, Inc. (A)	3,023	41,264
Knight-Swift Transportation Holdings, Inc.	16,187	405,808
Marten Transport, Ltd.	6,937	112,310
P.A.M. Transportation Services, Inc. (A)	975	38,425
Patriot Transportation Holding, Inc. (A)	450	8,771
Ryder System, Inc.	4,908	236,320
Saia, Inc. (A)	2,207	123,195
Schneider National, Inc., Class B	2,862	53,434
USA Truck, Inc. (A)	1,375	20,584
Werner Enterprises, Inc.	5,765	170,298
		2,051,339
Trading companies and distributors – 2.0%
Air Lease Corp.	10,421	314,818
Aircastle, Ltd.	4,971	85,700
Beacon Roofing Supply, Inc. (A)	2,511	79,649
BMC Stock Holdings, Inc. (A)	2,274	35,202
CAI International, Inc. (A)	3,456	80,283
DXP Enterprises, Inc. (A)	967	26,921
GATX Corp.	3,661	259,235
Houston Wire & Cable Company (A)	3,039	15,377
Kaman Corp.	2,465	138,262
Lawson Products, Inc. (A)	591	18,676
MRC Global, Inc. (A)	2,745	33,571
Nexeo Solutions, Inc. (A)	3,165	27,187
NOW, Inc. (A)	9,114	106,087
Rush Enterprises, Inc., Class A	2,744	94,613
Rush Enterprises, Inc., Class B	1,862	66,287
SiteOne Landscape Supply, Inc. (A)	11,091	613,000
Textainer Group Holdings, Ltd. (A)	495	4,930
Titan Machinery, Inc. (A)	2,816	37,030
Transcat, Inc. (A)	1,532	29,139
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Triton International, Ltd.	5,250	$163,118
Veritiv Corp. (A)	889	22,198
WESCO International, Inc. (A)	4,092	196,416
Willis Lease Finance Corp. (A)	406	14,048
		2,461,747
Transportation infrastructure – 0.1%
Macquarie Infrastructure Corp.	2,843	103,940
		25,549,370
Information technology – 14.7%
Communications equipment – 1.2%
ADTRAN, Inc.	5,269	56,589
ARRIS International PLC (A)	9,314	284,729
BK Technologies, Inc.	2,100	7,875
Black Box Corp. (A)	2,530	2,732
CalAmp Corp. (A)	900	11,709
Calix, Inc. (A)	5,847	57,008
Ciena Corp. (A)	1,396	47,338
CommScope Holding Company, Inc. (A)	1,864	30,551
Communications Systems, Inc.	1,800	3,654
Comtech Telecommunications Corp.	3,221	78,399
Digi International, Inc. (A)	4,813	48,563
EchoStar Corp., Class A (A)	4,430	162,670
Finisar Corp. (A)	7,372	159,235
Harmonic, Inc. (A)	4,356	20,560
Infinera Corp. (A)	8,291	33,081
InterDigital, Inc.	1,773	117,780
Lumentum Holdings, Inc. (A)	930	39,069
NETGEAR, Inc. (A)	3,391	176,434
NetScout Systems, Inc. (A)	5,458	128,973
Optical Cable Corp. (A)	931	3,547
Ribbon Communications, Inc. (A)	1,083	5,220
TESSCO Technologies, Inc.	1,750	21,000
Viavi Solutions, Inc. (A)	3,024	30,391
		1,527,107
Electronic equipment, instruments and components – 4.6%
ADDvantage Technologies Group, Inc. (A)	428	599
Anixter International, Inc. (A)	2,372	128,823
Arrow Electronics, Inc. (A)	9,245	637,443
Avnet, Inc.	12,911	466,087
AVX Corp.	14,148	215,757
Bel Fuse, Inc., Class B	1,641	30,227
Belden, Inc.	1,539	64,284
Benchmark Electronics, Inc.	4,968	105,222
Coherent, Inc. (A)	245	25,899
CTS Corp.	3,310	85,696
Daktronics, Inc.	3,929	29,075
Electro Scientific Industries, Inc. (A)	4,104	122,956
ePlus, Inc. (A)	950	67,612
Fabrinet (A)	3,520	180,611
FARO Technologies, Inc. (A)	838	34,056
Flex, Ltd. (A)	20,754	157,938
Frequency Electronics, Inc. (A)	1,783	18,900
II-VI, Inc. (A)	4,816	156,327
Insight Enterprises, Inc. (A)	3,865	157,499
Jabil, Inc.	15,148	375,519
KEMET Corp.	4,206	73,773
Key Tronic Corp. (A)	1,900	10,735
Kimball Electronics, Inc. (A)	5,006	77,543
Knowles Corp. (A)	6,866	91,386
Methode Electronics, Inc.	1,177	27,412
MTS Systems Corp.	626	25,121
OSI Systems, Inc. (A)	1,504	110,243
PAR Technology Corp. (A)	1,123	24,425
Park Electrochemical Corp.	2,083	37,640

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
PC Connection, Inc.	3,391	$100,814
PCM, Inc. (A)	1,784	31,416
Plexus Corp. (A)	3,089	157,786
RF Industries, Ltd.	120	871
Richardson Electronics, Ltd.	2,384	20,717
Rogers Corp. (A)	6,495	643,395
Sanmina Corp. (A)	7,035	169,262
ScanSource, Inc. (A)	2,542	87,394
SMTC Corp. (A)	653	2,664
SYNNEX Corp.	3,945	318,914
Tech Data Corp. (A)	3,522	288,135
TTM Technologies, Inc. (A)	11,753	114,357
Vishay Intertechnology, Inc.	12,996	234,058
Vishay Precision Group, Inc. (A)	1,686	50,968
		5,759,559
IT services – 1.9%
CACI International, Inc., Class A (A)	1,477	212,732
Cardtronics PLC, Class A (A)	1,689	43,914
Conduent, Inc. (A)	3,340	35,504
EPAM Systems, Inc. (A)	7,229	838,636
ExlService Holdings, Inc. (A)	6,432	338,452
LiveRamp Holdings, Inc. (A)(B)	3,006	116,122
ManTech International Corp., Class A	2,961	154,846
Perficient, Inc. (A)	2,608	58,054
Steel Connect, Inc. (A)	216	374
Sykes Enterprises, Inc. (A)	5,468	135,224
Virtusa Corp. (A)	12,602	536,719
		2,470,577
Semiconductors and semiconductor equipment – 3.1%
Alpha & Omega Semiconductor, Ltd. (A)	3,869	39,425
Amkor Technology, Inc. (A)	19,605	128,609
Amtech Systems, Inc. (A)	2,404	10,890
Axcelis Technologies, Inc. (A)	3,360	59,808
AXT, Inc. (A)	4,229	18,396
Brooks Automation, Inc.	5,447	142,602
Cabot Microelectronics Corp.	5,683	541,874
CEVA, Inc. (A)	663	14,646
Cirrus Logic, Inc. (A)	1,828	60,653
Cohu, Inc.	5,602	90,024
Diodes, Inc. (A)	3,753	121,072
DSP Group, Inc. (A)	1,726	19,331
First Solar, Inc. (A)	3,148	133,648
FormFactor, Inc. (A)	1,299	18,303
GSI Technology, Inc. (A)	3,507	18,026
Kulicke & Soffa Industries, Inc.	7,615	154,356
MACOM Technology Solutions Holdings, Inc. (A)	15,030	218,085
MKS Instruments, Inc.	2,338	151,058
Nanometrics, Inc. (A)	1,358	37,114
NeoPhotonics Corp. (A)	3,808	24,676
ON Semiconductor Corp. (A)	8,878	146,576
PDF Solutions, Inc. (A)	2,193	18,487
Photronics, Inc. (A)	10,302	99,723
Power Integrations, Inc.	9,200	561,016
Rambus, Inc. (A)	5,178	39,715
Rudolph Technologies, Inc. (A)	3,587	73,426
Silicon Laboratories, Inc. (A)	10,081	794,484
Synaptics, Inc. (A)	1,879	69,918
Ultra Clean Holdings, Inc. (A)	2,706	22,920
Veeco Instruments, Inc. (A)	2,996	22,200
Xperi Corp.	1,956	35,971
		3,887,032
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software – 3.5%
Apptio, Inc., Class A (A)	11,755	$446,220
Aware, Inc. (A)	2,160	7,798
Blackbaud, Inc.	5,859	368,531
Bottomline Technologies, Inc. (A)	8,078	387,744
HubSpot, Inc. (A)	6,090	765,696
LogMeIn, Inc.	1,114	90,869
MicroStrategy, Inc., Class A (A)	177	22,612
Mimecast, Ltd. (A)	21,782	732,529
Monotype Imaging Holdings, Inc.	1,489	23,109
OneSpan, Inc. (A)	1,667	21,588
Paylocity Holding Corp. (A)	12,454	749,855
Rapid7, Inc. (A)	21,536	671,062
RealNetworks, Inc. (A)	766	1,769
Seachange International, Inc. (A)	5,428	6,839
Synchronoss Technologies, Inc. (A)	2,743	16,842
The Rubicon Project, Inc. (A)	4,652	17,352
TiVo Corp.	6,381	60,045
Verint Systems, Inc. (A)	1,228	51,957
		4,442,417
Technology hardware, storage and peripherals – 0.4%
AstroNova, Inc.	1,439	26,981
Electronics For Imaging, Inc. (A)	5,466	135,557
Stratasys, Ltd. (A)	2,906	52,337
Super Micro Computer, Inc. (A)	4,794	66,157
Xerox Corp.	8,939	176,635
		457,667
		18,544,359
Materials – 4.7%
Chemicals – 2.1%
American Vanguard Corp.	2,118	32,172
Ashland Global Holdings, Inc.	1,568	111,265
Balchem Corp.	8,875	695,356
Core Molding Technologies, Inc.	1,000	7,110
Flotek Industries, Inc. (A)	1,771	1,930
FutureFuel Corp.	4,276	67,817
Hawkins, Inc.	730	29,894
HB Fuller Company	3,426	146,187
Huntsman Corp.	10,469	201,947
Innophos Holdings, Inc.	1,309	32,110
Innospec, Inc.	1,994	123,149
Intrepid Potash, Inc. (A)	5,049	13,127
Kraton Corp. (A)	3,085	67,376
LSB Industries, Inc. (A)	567	3,130
Minerals Technologies, Inc.	2,502	128,453
Olin Corp.	5,276	106,100
Platform Specialty Products Corp. (A)	14,525	150,043
PolyOne Corp.	17,817	509,566
Rayonier Advanced Materials, Inc.	800	8,520
Stepan Company	1,533	113,442
Trecora Resources (A)	2,774	21,637
Tredegar Corp.	1,654	26,232
Trinseo SA	187	8,561
Tronox, Ltd., Class A	4,982	38,760
		2,643,884
Construction materials – 0.1%
Summit Materials, Inc., Class A (A)	425	5,270
United States Lime & Minerals, Inc.	686	48,706
		53,976
Containers and packaging – 0.3%
Graphic Packaging Holding Company	12,264	130,489
Greif, Inc., Class A	1,678	62,271
Greif, Inc., Class B	498	22,111
Owens-Illinois, Inc. (A)	677	11,671

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Sonoco Products Company	3,704	$196,794
		423,336
Metals and mining – 1.6%
Alcoa Corp. (A)	9,078	241,293
Allegheny Technologies, Inc. (A)	4,065	88,495
Ampco-Pittsburgh Corp. (A)	1,644	5,096
Carpenter Technology Corp.	4,255	151,521
Century Aluminum Company (A)	6,579	48,092
Coeur Mining, Inc. (A)	5,562	24,862
Commercial Metals Company	5,611	89,888
Ferroglobe PLC	3,057	4,861
Friedman Industries, Inc.	1,511	10,653
Haynes International, Inc.	458	12,091
Hecla Mining Company	35,139	82,928
Materion Corp.	2,648	119,134
Nexa Resources SA (A)	900	10,710
Olympic Steel, Inc.	2,383	34,005
Reliance Steel & Aluminum Company	6,723	478,476
Schnitzer Steel Industries, Inc., Class A	4,262	91,846
Steel Dynamics, Inc.	4,642	139,446
SunCoke Energy, Inc. (A)	6,433	55,002
Synalloy Corp.	2,039	33,827
TimkenSteel Corp. (A)	2,689	23,502
United States Steel Corp.	9,180	167,443
Universal Stainless & Alloy Products, Inc. (A)	1,562	25,320
Worthington Industries, Inc.	3,622	126,190
		2,064,681
Paper and forest products – 0.6%
Boise Cascade Company	2,384	56,858
Clearwater Paper Corp. (A)	1,597	38,919
Domtar Corp.	5,978	210,007
Louisiana-Pacific Corp.	5,586	124,121
Mercer International, Inc.	9,458	98,742
PH Glatfelter Company	4,610	44,994
Resolute Forest Products, Inc.	9,682	76,778
Schweitzer-Mauduit International, Inc.	1,971	49,374
Verso Corp., Class A (A)	1,405	31,472
		731,265
		5,917,142
Real estate – 1.2%
Equity real estate investment trusts – 0.9%
Alexander & Baldwin, Inc. (A)	1,271	23,361
QTS Realty Trust, Inc., Class A	16,118	597,172
STAG Industrial, Inc.	22,632	563,084
		1,183,617
Real estate management and development – 0.3%
Consolidated-Tomoka Land Company	178	9,345
Forestar Group, Inc. (A)	155	2,147
FRP Holdings, Inc. (A)	982	45,182
Griffin Industrial Realty, Inc.	892	28,455
Rafael Holdings, Inc., Class B (A)	500	3,965
RE/MAX Holdings, Inc., Class A	493	15,160
Realogy Holdings Corp. (B)	9,825	144,231
Stratus Properties, Inc. (A)	1,025	24,580
Tejon Ranch Company (A)	1,709	28,335
The Howard Hughes Corp. (A)	189	18,450
The St. Joe Company (A)	1,296	17,068
		336,918
		1,520,535
Utilities – 0.1%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers – 0.1%
Ormat Technologies, Inc.	2,763	$144,505
TerraForm Power, Inc., Class A	1,033	11,590
		156,095
TOTAL COMMON STOCKS (Cost $130,858,700)		$125,652,680
SECURITIES LENDING COLLATERAL – 1.2%
John Hancock Collateral Trust, 2.4078% (D)(E)	145,104	1,451,499
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,451,422)		$1,451,499
SHORT-TERM INVESTMENTS – 0.9%
Money market funds – 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.2433% (D)	725,521	725,521
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	456,786	456,786
		1,182,307
TOTAL SHORT-TERM INVESTMENTS (Cost $1,182,307)		$1,182,307
Total Investments (Small Cap Opportunities Trust) (Cost $133,492,429) – 101.5%		$128,286,486
Other assets and liabilities, net – (1.5%)		(1,872,043)
TOTAL NET ASSETS – 100.0%		$126,414,443
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.3%
Communication services – 1.4%
Diversified telecommunication services – 0.7%
Vonage Holdings Corp. (A)	196,005	$1,711,124
Wireless telecommunication services – 0.7%
Boingo Wireless, Inc. (A)	86,406	1,777,371
		3,488,495
Consumer discretionary – 17.0%
Diversified consumer services – 1.1%
Grand Canyon Education, Inc. (A)	28,066	2,698,265
Hotels, restaurants and leisure – 5.2%
Boyd Gaming Corp. (B)	105,675	2,195,927
Marriott Vacations Worldwide Corp.	59,303	4,181,455
Planet Fitness, Inc., Class A (A)	107,366	5,756,965
Wingstop, Inc.	19,549	1,254,850
		13,389,197
Household durables – 1.9%
iRobot Corp. (A)(B)	32,500	2,721,550
Skyline Champion Corp.	154,478	2,269,282
		4,990,832
Internet and direct marketing retail – 2.4%
Etsy, Inc. (A)	65,413	3,111,696

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Wayfair, Inc., Class A (A)(B)	34,997	$3,152,530
		6,264,226
Specialty retail – 3.5%
Five Below, Inc. (A)	33,175	3,394,466
Floor & Decor Holdings, Inc., Class A (A)(B)	57,501	1,489,276
RH (A)(B)	17,421	2,087,384
Sleep Number Corp. (A)	61,986	1,966,816
		8,937,942
Textiles, apparel and luxury goods – 2.9%
Carter's, Inc.	51,232	4,181,556
Under Armour, Inc., Class A (A)(B)	15,429	272,630
Under Armour, Inc., Class C (A)	176,422	2,852,744
		7,306,930
		43,587,392
Consumer staples – 2.6%
Beverages – 1.1%
MGP Ingredients, Inc. (B)	50,044	2,855,010
Food and staples retailing – 1.5%
Performance Food Group Company (A)	114,990	3,710,727
		6,565,737
Energy – 1.4%
Oil, gas and consumable fuels – 1.4%
Centennial Resource Development, Inc., Class A (A)	164,129	1,808,702
Viper Energy Partners LP	71,729	1,867,823
		3,676,525
Financials – 6.2%
Banks – 4.0%
BancorpSouth Bank	79,487	2,077,790
CenterState Bank Corp.	78,097	1,643,161
Sterling Bancorp	156,393	2,582,048
Texas Capital Bancshares, Inc. (A)	29,521	1,508,228
Union Bankshares Corp.	87,184	2,461,204
		10,272,431
Consumer finance – 1.1%
Green Dot Corp., Class A (A)	36,017	2,864,072
Thrifts and mortgage finance – 1.1%
MGIC Investment Corp. (A)	256,439	2,682,352
		15,818,855
Health care – 29.3%
Biotechnology – 8.3%
Abeona Therapeutics, Inc. (A)(B)	99,508	710,487
Amicus Therapeutics, Inc. (A)(B)	151,040	1,446,963
Arena Pharmaceuticals, Inc. (A)	46,087	1,795,089
CytomX Therapeutics, Inc. (A)	31,414	474,351
Exact Sciences Corp. (A)	49,959	3,152,413
G1 Therapeutics, Inc. (A)	47,670	912,881
Galapagos NV, ADR (A)	19,995	1,834,341
Heron Therapeutics, Inc. (A)	58,348	1,513,547
Karyopharm Therapeutics, Inc. (A)	88,349	827,830
Loxo Oncology, Inc. (A)	15,020	2,103,851
Nightstar Therapeutics PLC, ADR (A)(B)	90,189	1,038,977
Portola Pharmaceuticals, Inc. (A)(B)	36,517	712,812
Ra Pharmaceuticals, Inc. (A)	70,727	1,287,231
REGENXBIO, Inc. (A)	24,293	1,019,091
Rhythm Pharmaceuticals, Inc. (A)	55,319	1,486,975
Sangamo Therapeutics, Inc. (A)(B)	91,477	1,050,156
		21,366,995
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies – 10.2%
DexCom, Inc. (A)	11,282	$1,351,584
Globus Medical, Inc., Class A (A)	67,901	2,938,755
Haemonetics Corp. (A)	34,497	3,451,425
Hill-Rom Holdings, Inc.	43,109	3,817,302
Insulet Corp. (A)(B)	85,918	6,815,015
Merit Medical Systems, Inc. (A)	82,072	4,580,438
Penumbra, Inc. (A)	25,725	3,143,595
		26,098,114
Health care providers and services – 2.3%
Amedisys, Inc. (A)	25,543	2,991,341
Molina Healthcare, Inc. (A)	24,560	2,854,363
		5,845,704
Health care technology – 4.7%
HMS Holdings Corp. (A)	121,906	3,429,216
Omnicell, Inc. (A)	72,057	4,412,771
Teladoc Health, Inc. (A)(B)	21,572	1,069,324
Veeva Systems, Inc., Class A (A)	35,660	3,185,151
		12,096,462
Life sciences tools and services – 2.2%
PRA Health Sciences, Inc. (A)	30,491	2,803,952
Syneos Health, Inc. (A)	70,205	2,762,567
		5,566,519
Pharmaceuticals – 1.6%
Aerie Pharmaceuticals, Inc. (A)	46,368	1,673,885
MyoKardia, Inc. (A)	37,501	1,832,299
Revance Therapeutics, Inc. (A)	28,871	581,173
		4,087,357
		75,061,151
Industrials – 12.1%
Aerospace and defense – 0.5%
Axon Enterprise, Inc. (A)	32,341	1,414,919
Airlines – 0.4%
JetBlue Airways Corp. (A)	66,714	1,071,427
Commercial services and supplies – 1.7%
The Brink's Company	66,807	4,319,073
Construction and engineering – 1.0%
Argan, Inc.	66,203	2,505,122
Electrical equipment – 2.0%
EnerSys	66,625	5,170,766
Machinery – 4.5%
Actuant Corp., Class A	169,227	3,552,075
ITT, Inc.	95,060	4,588,546
Rexnord Corp. (A)	146,507	3,362,336
		11,502,957
Professional services – 2.0%
CoStar Group, Inc. (A)	6,476	2,184,614
TriNet Group, Inc. (A)	68,492	2,873,239
		5,057,853
		31,042,117
Information technology – 18.7%
Electronic equipment, instruments and components – 1.8%
Zebra Technologies Corp., Class A (A)	28,539	4,544,265
IT services – 3.4%
EPAM Systems, Inc. (A)	18,662	2,164,979
LiveRamp Holdings, Inc. (A)	42,593	1,645,368
ManTech International Corp., Class A	49,042	2,564,651
Wix.com, Ltd. (A)	25,104	2,267,895
		8,642,893
Semiconductors and semiconductor equipment – 1.6%
Entegris, Inc.	99,695	2,780,992

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Tower Semiconductor, Ltd. (A)	93,453	$1,377,497
		4,158,489
Software – 11.9%
2U, Inc. (A)(B)	39,560	1,966,923
DraftKings, Inc. (A)(C)(D)	327,094	745,823
Everbridge, Inc. (A)	49,659	2,818,645
Fair Isaac Corp. (A)	15,655	2,927,485
Five9, Inc. (A)	95,930	4,194,060
Globant SA (A)	76,702	4,319,857
Guidewire Software, Inc. (A)	27,709	2,223,093
HubSpot, Inc. (A)	19,519	2,454,124
Mimecast, Ltd. (A)	105,614	3,551,799
Pivotal Software, Inc., Class A (A)	108,443	1,773,043
The Trade Desk, Inc., Class A (A)	17,376	2,016,659
Zendesk, Inc. (A)	23,584	1,376,598
		30,368,109
		47,713,756
Materials – 4.2%
Chemicals – 2.9%
Cabot Corp.	75,593	3,245,963
Ferro Corp. (A)	134,853	2,114,495
Ingevity Corp. (A)	24,086	2,015,757
		7,376,215
Metals and mining – 1.3%
Carpenter Technology Corp.	93,109	3,315,611
		10,691,826
Real estate – 5.4%
Equity real estate investment trusts – 4.2%
Agree Realty Corp.	60,880	3,599,226
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	132,843	2,530,659
NexPoint Residential Trust, Inc.	67,652	2,371,203
Xenia Hotels & Resorts, Inc.	134,799	2,318,543
		10,819,631
Real estate management and development – 1.2%
Kennedy-Wilson Holdings, Inc.	160,643	2,918,883
		13,738,514
TOTAL COMMON STOCKS (Cost $261,739,090)		$251,384,368
PREFERRED SECURITIES – 1.0%
Consumer discretionary – 0.4%
Diversified consumer services – 0.4%
The Honest Company, Inc., Series D (A)(C)(D)	26,954	964,145
Information technology – 0.6%
Software – 0.6%
MarkLogic Corp., Series F (A)(C)(D)	153,423	1,525,025
TOTAL PREFERRED SECURITIES (Cost $3,015,165)		$2,489,170
SECURITIES LENDING COLLATERAL – 9.0%
John Hancock Collateral Trust, 2.4078% (E)(F)	2,296,064	22,967,988
TOTAL SECURITIES LENDING COLLATERAL (Cost $22,966,611)		$22,967,988
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.8%
Repurchase agreement – 0.8%
Societe Generale SA Tri-Party Repurchase Agreement dated 12-31-18 at 2.900% to be repurchased at $2,200,354 on 1-2-19, collateralized by $2,224,676 Government National Mortgage Association, 3.500% due 5-20-46 (valued at $2,244,001, including interest)	$2,200,000	$2,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,200,000)		$2,200,000
Total Investments (Small Cap Stock Trust) (Cost $289,920,866) – 109.1%		$279,041,526
Other assets and liabilities, net – (9.1%)		(23,349,184)
TOTAL NET ASSETS – 100.0%		$255,692,342
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.9%
Consumer discretionary – 5.8%
Auto components – 2.2%
Cooper Tire & Rubber Company	142,170	$4,596,356
Gentherm, Inc. (A)	148,719	5,945,786
		10,542,142
Hotels, restaurants and leisure – 0.1%
Aramark	14,180	410,795
Household durables – 1.9%
Helen of Troy, Ltd. (A)	29,080	3,814,714
TRI Pointe Group, Inc. (A)	514,145	5,619,605
		9,434,319
Internet and direct marketing retail – 1.1%
Nutrisystem, Inc. (B)	122,810	5,388,903
Specialty retail – 0.5%
The Cato Corp., Class A	154,736	2,208,083
		27,984,242
Consumer staples – 3.1%
Beverages – 1.4%
C&C Group PLC	2,206,503	6,900,548
Food products – 1.6%
Cranswick PLC	201,501	6,767,203
Post Holdings, Inc. (A)	9,585	854,311
		7,621,514
Household products – 0.1%
Spectrum Brands Holdings, Inc.	17,595	743,389
		15,265,451
Energy – 4.4%

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services – 1.9%
Era Group, Inc. (A)	239,612	$2,094,209
SEACOR Holdings, Inc. (A)	125,363	4,638,431
SEACOR Marine Holdings, Inc. (A)	186,963	2,198,685
		8,931,325
Oil, gas and consumable fuels – 2.5%
Dorian LPG, Ltd. (A)	431,037	2,512,946
Resolute Energy Corp. (A)	225,770	6,542,815
Scorpio Tankers, Inc. (B)	1,786,235	3,143,774
		12,199,535
		21,130,860
Financials – 20.5%
Banks – 14.6%
1st Source Corp.	111,265	4,488,430
Banc of California, Inc.	494,275	6,578,800
FCB Financial Holdings, Inc., Class A (A)	67,610	2,270,344
First Busey Corp.	240,633	5,905,134
First Midwest Bancorp, Inc.	563,326	11,159,488
Flushing Financial Corp.	263,216	5,667,040
Great Western Bancorp, Inc.	268,466	8,389,563
Hancock Whitney Corp.	27,095	938,842
International Bancshares Corp.	239,119	8,225,694
MB Financial, Inc.	274,073	10,861,513
Union Bankshares Corp.	205,080	5,789,408
Webster Financial Corp.	16,595	817,968
		71,092,224
Capital markets – 1.2%
Ares Capital Corp.	32,791	510,884
Solar Capital, Ltd.	286,574	5,499,355
		6,010,239
Insurance – 2.1%
Alleghany Corp.	2,283	1,423,040
Assured Guaranty, Ltd.	15,510	593,723
Kemper Corp.	93,485	6,205,534
Reinsurance Group of America, Inc.	6,250	876,438
White Mountains Insurance Group, Ltd.	1,470	1,260,804
		10,359,539
Thrifts and mortgage finance – 2.6%
Northwest Bancshares, Inc.	727,825	12,329,356
		99,791,358
Health care – 4.5%
Health care equipment and supplies – 0.9%
Natus Medical, Inc. (A)	101,355	3,449,111
STERIS PLC	10,885	1,163,062
		4,612,173
Health care providers and services – 1.9%
AMN Healthcare Services, Inc. (A)	74,650	4,229,669
CorVel Corp. (A)	82,995	5,122,451
		9,352,120
Health care technology – 1.7%
Allscripts Healthcare Solutions, Inc. (A)	842,252	8,119,309
		22,083,602
Industrials – 33.2%
Aerospace and defense – 1.5%
Astronics Corp. (A)	105,893	3,224,442
Cubic Corp.	80,309	4,315,806
		7,540,248
Air freight and logistics – 1.4%
Forward Air Corp.	125,625	6,890,531
Building products – 2.6%
American Woodmark Corp. (A)	105,050	5,849,184
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Tyman PLC	2,209,699	$6,628,660
		12,477,844
Commercial services and supplies – 4.4%
ACCO Brands Corp.	728,410	4,938,620
Clean Harbors, Inc. (A)	12,890	636,122
Matthews International Corp., Class A	134,890	5,479,232
SP Plus Corp. (A)	170,023	5,022,479
Steelcase, Inc., Class A	360,880	5,351,850
		21,428,303
Construction and engineering – 0.7%
Primoris Services Corp.	188,870	3,613,083
Electrical equipment – 1.7%
Thermon Group Holdings, Inc. (A)	415,388	8,424,069
Machinery – 11.5%
Albany International Corp., Class A	144,904	9,046,357
CIRCOR International, Inc. (A)	127,857	2,723,354
ESCO Technologies, Inc.	173,692	11,454,987
Luxfer Holdings PLC	385,719	6,800,226
Mueller Industries, Inc.	452,315	10,566,078
TriMas Corp. (A)	553,771	15,112,407
		55,703,409
Professional services – 8.0%
Forrester Research, Inc.	222,548	9,947,896
FTI Consulting, Inc. (A)	57,750	3,848,460
Huron Consulting Group, Inc. (A)	176,596	9,061,141
ICF International, Inc.	76,855	4,978,667
Mistras Group, Inc. (A)	321,823	4,627,815
Navigant Consulting, Inc.	263,490	6,336,935
		38,800,914
Trading companies and distributors – 1.4%
GATX Corp. (B)	93,335	6,609,051
		161,487,452
Information technology – 6.6%
Electronic equipment, instruments and components – 4.2%
Belden, Inc. (B)	235,464	9,835,331
CTS Corp.	218,670	5,661,366
Keysight Technologies, Inc. (A)	21,600	1,340,928
ScanSource, Inc. (A)	105,555	3,628,981
		20,466,606
IT services – 2.1%
WNS Holdings, Ltd., ADR (A)	245,559	10,131,764
Semiconductors and semiconductor equipment – 0.3%
Rudolph Technologies, Inc. (A)	72,952	1,493,327
		32,091,697
Materials – 7.8%
Chemicals – 4.8%
Orion Engineered Carbons SA	404,840	10,234,355
Sensient Technologies Corp.	158,450	8,849,433
Stepan Company	54,710	4,048,540
		23,132,328
Containers and packaging – 1.7%
Greif, Inc., Class A	201,045	7,460,780
Sealed Air Corp.	23,610	822,572
		8,283,352
Paper and forest products – 1.3%
Neenah, Inc.	108,595	6,398,417
		37,814,097
Real estate – 10.0%
Equity real estate investment trusts – 10.0%
Alexander & Baldwin, Inc. (A)	412,140	7,575,133

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Corporate Office Properties Trust	311,837	$6,557,932
DiamondRock Hospitality Company	498,813	4,529,222
Physicians Realty Trust	563,350	9,030,501
PotlatchDeltic Corp.	246,277	7,792,204
RPT Realty	718,252	8,583,111
Summit Hotel Properties, Inc.	465,934	4,533,538
		48,601,641
Utilities – 2.0%
Gas utilities – 2.0%
New Jersey Resources Corp.	92,813	4,238,770
Spire, Inc.	60,110	4,452,949
UGI Corp.	20,735	1,106,212
		9,797,931
TOTAL COMMON STOCKS (Cost $447,687,016)		$476,048,331
SECURITIES LENDING COLLATERAL – 1.0%
John Hancock Collateral Trust, 2.4078% (C)(D)	475,003	4,751,553
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,751,302)		$4,751,553
SHORT-TERM INVESTMENTS – 2.2%
Repurchase agreement – 2.2%
Bank of America Tri-Party Repurchase Agreement dated 12-31-18 at 3.000% to be repurchased at $10,701,783 on 1-2-19, collateralized by $10,368,621 Government National Mortgage Association, 4.500% due 8-20-48 (valued at $10,914,000, including interest)	$10,700,000	10,700,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,700,000)		$10,700,000
Total Investments (Small Cap Value Trust) (Cost $463,138,318) – 101.1%		$491,499,884
Other assets and liabilities, net – (1.1%)		(5,547,421)
TOTAL NET ASSETS – 100.0%		$485,952,463
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.8%
Communication services – 1.8%
Entertainment – 0.4%
Rosetta Stone, Inc. (A)	30,773	$504,677
Media – 1.4%
Cable One, Inc.	1,556	1,276,076
Scholastic Corp.	12,000	483,120
		1,759,196
		2,263,873
Consumer discretionary – 9.6%
Auto components – 2.1%
Dorman Products, Inc. (A)	14,400	1,296,288
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Garrett Motion, Inc. (A)(B)	44,000	$542,960
LCI Industries	9,300	621,240
Visteon Corp. (A)	4,500	271,260
		2,731,748
Distributors – 1.0%
Pool Corp.	8,900	1,322,985
Diversified consumer services – 1.6%
American Public Education, Inc. (A)	22,707	646,241
Strategic Education, Inc.	11,712	1,328,375
		1,974,616
Hotels, restaurants and leisure – 0.4%
Marriott Vacations Worldwide Corp.	4,679	329,916
Red Robin Gourmet Burgers, Inc. (A)	8,700	232,464
		562,380
Household durables – 0.9%
Cavco Industries, Inc. (A)	7,200	938,736
CSS Industries, Inc.	17,596	157,836
		1,096,572
Specialty retail – 2.3%
Aaron's, Inc.	32,900	1,383,445
Boot Barn Holdings, Inc. (A)	8,925	151,993
Express, Inc. (A)	37,900	193,669
Lumber Liquidators Holdings, Inc. (A)(B)	38,441	365,958
Monro, Inc. (B)	5,900	405,625
Party City Holdco, Inc. (A)(B)	40,437	403,561
		2,904,251
Textiles, apparel and luxury goods – 1.3%
Crocs, Inc. (A)	10,500	272,790
Culp, Inc.	21,455	405,500
Steven Madden, Ltd.	30,500	922,930
		1,601,220
		12,193,772
Consumer staples – 3.4%
Food and staples retailing – 0.9%
BJ's Wholesale Club Holdings, Inc. (A)(B)	11,650	258,164
PriceSmart, Inc.	8,350	493,485
SpartanNash Company	21,478	368,992
		1,120,641
Food products – 2.5%
Nomad Foods, Ltd. (A)	94,100	1,573,352
Post Holdings, Inc. (A)	10,600	944,778
The Simply Good Foods Company (A)	36,064	681,610
		3,199,740
		4,320,381
Energy – 4.8%
Energy equipment and services – 1.7%
Frank's International NV (A)(B)	145,400	758,988
Keane Group, Inc. (A)	81,976	670,564
Oceaneering International, Inc. (A)	34,800	421,080
TETRA Technologies, Inc. (A)	199,300	334,824
		2,185,456
Oil, gas and consumable fuels – 3.1%
Centennial Resource Development, Inc., Class A (A)(B)	77,800	857,356
International Seaways, Inc. (A)	36,700	618,024
Jagged Peak Energy, Inc. (A)(B)	46,536	424,408
Kosmos Energy, Ltd. (A)(B)	61,900	251,933
Matador Resources Company (A)	51,200	795,136

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
WPX Energy, Inc. (A)	85,200	$967,020
		3,913,877
		6,099,333
Financials – 25.6%
Banks – 14.7%
Atlantic Capital Bancshares, Inc. (A)	25,416	416,060
BankUnited, Inc.	43,800	1,311,372
BOK Financial Corp.	8,856	649,410
Columbia Banking System, Inc.	36,900	1,339,101
East West Bancorp, Inc.	17,300	753,069
FB Financial Corp.	21,379	748,693
Glacier Bancorp, Inc.	31,500	1,248,030
Heritage Commerce Corp.	31,100	352,674
Heritage Financial Corp.	23,013	683,946
Home BancShares, Inc.	115,700	1,890,538
Hope Bancorp, Inc.	45,400	538,444
Howard Bancorp, Inc. (A)	23,680	338,624
Live Oak Bancshares, Inc.	18,089	267,898
National Bank Holdings Corp., Class A	34,700	1,071,189
Origin Bancorp, Inc.	11,600	395,328
Pinnacle Financial Partners, Inc.	12,000	553,200
Popular, Inc.	23,000	1,086,060
Prosperity Bancshares, Inc.	16,900	1,052,870
SVB Financial Group (A)	1,750	332,360
Texas Capital Bancshares, Inc. (A)	13,100	669,279
Towne Bank	45,300	1,084,935
Webster Financial Corp.	19,450	958,691
Wintrust Financial Corp.	14,650	974,079
		18,715,850
Capital markets – 2.1%
Cboe Global Markets, Inc.	4,040	395,233
Focus Financial Partners, Inc., Class A (A)	4,087	107,611
Hercules Capital, Inc.	61,300	677,365
Houlihan Lokey, Inc.	14,362	528,522
Main Street Capital Corp. (B)	15,600	527,436
Virtus Investment Partners, Inc.	4,600	365,378
		2,601,545
Consumer finance – 1.7%
Green Dot Corp., Class A (A)	27,300	2,170,896
Insurance – 2.5%
Assured Guaranty, Ltd.	10,000	382,800
Employers Holdings, Inc.	15,450	648,437
ProAssurance Corp.	22,400	908,544
Safety Insurance Group, Inc.	6,800	556,308
State Auto Financial Corp.	21,100	718,244
		3,214,333
Mortgage real estate investment trusts – 0.4%
Redwood Trust, Inc.	29,700	447,579
Thrifts and mortgage finance – 4.2%
Beneficial Bancorp, Inc.	53,240	760,800
Meridian Bancorp, Inc.	43,600	624,352
PCSB Financial Corp.	26,503	518,399
PDL Community Bancorp (A)	27,797	354,134
PennyMac Financial Services, Inc.	26,600	565,516
Radian Group, Inc.	53,700	878,532
Sterling Bancorp, Inc.	36,566	254,134
United Financial Bancorp, Inc.	51,400	755,580
WSFS Financial Corp.	17,900	678,589
		5,390,036
		32,540,239
Health care – 7.5%
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology – 0.2%
Momenta Pharmaceuticals, Inc. (A)	24,205	$267,223
Health care equipment and supplies – 4.4%
Atrion Corp.	2,534	1,877,897
Avanos Medical, Inc. (A)	27,100	1,213,809
Haemonetics Corp. (A)	2,400	240,120
Quidel Corp. (A)	30,480	1,488,034
West Pharmaceutical Services, Inc.	7,050	691,112
		5,510,972
Health care providers and services – 2.9%
Molina Healthcare, Inc. (A)	10,400	1,208,688
Patterson Companies, Inc.	17,400	342,084
Select Medical Holdings Corp. (A)	53,900	827,365
The Ensign Group, Inc.	34,000	1,318,860
		3,696,997
		9,475,192
Industrials – 12.9%
Aerospace and defense – 1.3%
Cubic Corp.	18,278	982,260
Triumph Group, Inc.	63,200	726,800
		1,709,060
Building products – 0.5%
Universal Forest Products, Inc.	26,800	695,728
Commercial services and supplies – 2.3%
Brady Corp., Class A	14,400	625,824
Matthews International Corp., Class A	7,100	288,402
McGrath RentCorp	16,350	841,698
MSA Safety, Inc.	6,950	655,177
Stericycle, Inc. (A)	6,200	227,478
The Brink's Company	5,100	329,715
		2,968,294
Construction and engineering – 0.6%
Aegion Corp. (A)	48,200	786,624
Electrical equipment – 0.4%
Thermon Group Holdings, Inc. (A)	22,100	448,188
Machinery – 3.2%
Blue Bird Corp. (A)	21,700	394,723
CIRCOR International, Inc. (A)	22,712	483,766
ESCO Technologies, Inc.	17,300	1,140,935
Hillenbrand, Inc.	12,610	478,297
Lydall, Inc. (A)	11,800	239,658
RBC Bearings, Inc. (A)	5,600	734,160
Sun Hydraulics Corp.	16,769	556,563
		4,028,102
Marine – 0.4%
Kirby Corp. (A)	7,600	511,936
Professional services – 1.6%
FTI Consulting, Inc. (A)	17,700	1,179,528
Huron Consulting Group, Inc. (A)	6,462	331,565
Navigant Consulting, Inc.	18,400	442,520
Upwork, Inc. (A)(B)	2,941	53,262
		2,006,875
Road and rail – 2.3%
Genesee & Wyoming, Inc., Class A (A)	12,800	947,456
Landstar System, Inc.	16,050	1,535,504
Universal Logistics Holdings, Inc.	21,389	386,927
		2,869,887
Trading companies and distributors – 0.3%
Beacon Roofing Supply, Inc. (A)	13,100	415,532
		16,440,226
Information technology – 9.7%

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment – 0.7%
Harmonic, Inc. (A)	184,731	$871,930
Electronic equipment, instruments and components – 4.3%
Belden, Inc. (B)	39,200	1,637,384
Knowles Corp. (A)	61,100	813,241
Littelfuse, Inc.	11,676	2,002,200
Mesa Laboratories, Inc.	3,300	687,687
Methode Electronics, Inc.	10,900	253,861
		5,394,373
IT services – 1.2%
Conduent, Inc. (A)	61,000	648,430
GTT Communications, Inc. (A)(B)	19,900	470,834
I3 Verticals, Inc., Class A (A)	18,800	453,080
		1,572,344
Semiconductors and semiconductor equipment – 1.4%
Cabot Microelectronics Corp.	9,906	944,537
MaxLinear, Inc. (A)	29,100	512,160
Rudolph Technologies, Inc. (A)	15,200	311,144
		1,767,841
Software – 2.1%
Ceridian HCM Holding, Inc. (A)	14,587	503,106
Cision, Ltd. (A)	56,736	663,811
Q2 Holdings, Inc. (A)	10,600	525,230
RealPage, Inc. (A)	8,400	404,796
SVMK, Inc. (A)(B)	2,581	31,669
Zendesk, Inc. (A)	9,300	542,841
		2,671,453
		12,277,941
Materials – 3.1%
Chemicals – 0.8%
American Vanguard Corp.	25,900	393,421
Minerals Technologies, Inc.	12,800	657,152
		1,050,573
Containers and packaging – 0.7%
Myers Industries, Inc.	57,250	865,048
Metals and mining – 1.4%
Carpenter Technology Corp.	22,200	790,542
Constellium NV, Class A (A)	49,400	345,306
New Gold, Inc. (A)	155,200	117,455
Reliance Steel & Aluminum Company	7,000	498,190
		1,751,493
Paper and forest products – 0.2%
Clearwater Paper Corp. (A)	10,810	263,440
		3,930,554
Real estate – 10.6%
Equity real estate investment trusts – 10.2%
Acadia Realty Trust	23,600	560,736
American Campus Communities, Inc.	18,524	766,708
Cedar Realty Trust, Inc.	228,417	717,229
Douglas Emmett, Inc.	17,800	607,514
EastGroup Properties, Inc.	14,000	1,284,220
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	35,400	674,370
Healthcare Realty Trust, Inc.	39,200	1,114,848
JBG SMITH Properties	25,253	879,057
Kilroy Realty Corp.	10,800	679,104
PotlatchDeltic Corp.	21,647	684,911
PS Business Parks, Inc.	7,600	995,600
Retail Opportunity Investments Corp.	28,100	446,228
Saul Centers, Inc.	14,500	684,690
Sunstone Hotel Investors, Inc.	73,100	951,031
Terreno Realty Corp.	34,900	1,227,433
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Washington Real Estate Investment Trust	27,838	$640,274
		12,913,953
Real estate management and development – 0.4%
The St. Joe Company (A)	39,100	514,947
		13,428,900
Utilities – 6.8%
Electric utilities – 2.0%
MGE Energy, Inc.	7,500	449,700
PNM Resources, Inc.	33,900	1,392,951
Portland General Electric Company	16,200	742,770
		2,585,421
Gas utilities – 3.3%
Atmos Energy Corp.	7,000	649,040
Chesapeake Utilities Corp.	19,000	1,544,700
ONE Gas, Inc.	21,000	1,671,600
RGC Resources, Inc.	5,994	179,580
South Jersey Industries, Inc.	5,280	146,784
		4,191,704
Multi-utilities – 0.9%
NorthWestern Corp.	18,200	1,081,808
Water utilities – 0.6%
California Water Service Group	16,300	776,858
		8,635,791
TOTAL COMMON STOCKS (Cost $112,531,744)		$121,606,202
SECURITIES LENDING COLLATERAL – 4.3%
John Hancock Collateral Trust, 2.4078% (C)(D)	548,433	5,486,087
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,485,822)		$5,486,087
SHORT-TERM INVESTMENTS – 0.0%
Money market funds – 0.0%
T. Rowe Price Government Reserve Fund, 2.4366% (C)	1,000	1,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,000)		$1,000
Total Investments (Small Company Value Trust) (Cost $118,018,566) – 100.1%		$127,093,289
Other assets and liabilities, net – (0.1%)		(108,283)
TOTAL NET ASSETS – 100.0%		$126,985,006
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.8%
Communication services – 7.5%
Diversified telecommunication services – 1.9%
AT&T, Inc.	1,728,481	$49,330,848
ATN International, Inc.	1,957	139,984
Bezeq The Israeli Telecommunication Corp., Ltd.	491,107	479,237
BT Group PLC	1,996,907	6,071,782
CenturyLink, Inc.	224,717	3,404,463

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Cincinnati Bell, Inc. (A)	9,000	$70,020
Cogent Communications Holdings, Inc.	7,804	352,819
Consolidated Communications Holdings, Inc.	13,227	130,683
Deutsche Telekom AG	789,190	13,413,639
Elisa OYJ	33,678	1,394,918
Frontier Communications Corp. (A)(B)	20,735	49,349
HKT Trust & HKT, Ltd.	896,421	1,291,321
Iliad SA	6,281	881,491
Intelsat SA (A)	10,514	224,894
Iridium Communications, Inc. (A)	18,082	333,613
Koninklijke KPN NV	796,119	2,325,460
Nippon Telegraph & Telephone Corp.	163,758	6,681,213
Ooma, Inc. (A)	3,935	54,618
Orange SA	472,384	7,655,342
ORBCOMM, Inc. (A)	14,418	119,093
PCCW, Ltd.	1,005,317	578,883
pdvWireless, Inc. (A)	1,844	68,947
Proximus SADP	36,017	974,576
Singapore Telecommunications, Ltd.	1,437,549	3,093,941
Singapore Telecommunications, Ltd.	492,705	1,070,826
Spark New Zealand, Ltd.	434,578	1,212,221
Swisscom AG	6,133	2,931,431
Telecom Italia SpA (A)	2,699,687	1,494,568
Telecom Italia SpA	1,427,343	684,582
Telefonica Deutschland Holding AG	176,082	693,044
Telefonica SA	1,106,450	9,313,425
Telenor ASA	174,205	3,383,112
Telia Company AB	666,427	3,170,118
Telstra Corp., Ltd.	985,631	1,978,024
TPG Telecom, Ltd.	87,876	398,609
United Internet AG	29,124	1,274,715
Verizon Communications, Inc.	981,363	55,172,228
Vonage Holdings Corp. (A)	41,567	362,880
Windstream Holdings, Inc. (A)(B)	9,687	20,246
		182,281,163
Entertainment – 1.4%
Activision Blizzard, Inc.	181,326	8,444,352
AMC Entertainment Holdings, Inc., Class A (B)	9,826	120,663
Cinemark Holdings, Inc.	46,405	1,661,299
DeNA Company, Ltd.	26,800	447,019
Electronic Arts, Inc. (A)	72,065	5,686,649
Eros International PLC (A)(B)	7,065	58,569
Glu Mobile, Inc. (A)	21,185	170,963
IMAX Corp. (A)	10,121	190,376
Konami Holdings Corp.	22,109	971,512
Liberty Media Corp.-Liberty Braves, Class A (A)	2,147	53,546
Liberty Media Corp.-Liberty Braves, Class C (A)	6,795	169,128
Live Nation Entertainment, Inc. (A)	60,368	2,973,124
Netflix, Inc. (A)	103,567	27,720,743
Nexon Company, Ltd. (A)	105,606	1,363,323
Nintendo Company, Ltd.	26,839	7,126,801
Pandora Media, Inc. (A)	48,909	395,674
Reading International, Inc., Class A (A)	3,862	56,153
Rosetta Stone, Inc. (A)	4,033	66,141
Take-Two Interactive Software, Inc. (A)	26,911	2,770,218
The Marcus Corp.	3,677	145,242
The Walt Disney Company	353,596	38,771,801
Toho Company, Ltd.	26,808	971,333
Twenty-First Century Fox, Inc., Class A	251,586	12,106,318
Twenty-First Century Fox, Inc., Class B	115,159	5,502,297
Ubisoft Entertainment SA (A)	18,881	1,521,090
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Viacom, Inc., Class B	83,558	$2,147,441
Vivendi SA	247,241	5,992,457
World Wrestling Entertainment, Inc., Class A (B)	27,041	2,020,504
		129,624,736
Interactive media and services – 2.6%
Alphabet, Inc., Class A (A)	71,004	74,196,340
Alphabet, Inc., Class C (A)	73,061	75,662,702
Auto Trader Group PLC (C)	224,503	1,302,878
Care.com, Inc. (A)	3,902	75,348
CarGurus, Inc. (A)	9,468	319,356
Cars.com, Inc. (A)	40,496	870,664
Facebook, Inc., Class A (A)	570,551	74,793,531
Kakaku.com, Inc.	32,400	573,116
Liberty TripAdvisor Holdings, Inc., Class A (A)	13,800	219,282
LINE Corp. (A)(B)	17,100	584,012
QuinStreet, Inc. (A)	8,544	138,669
REA Group, Ltd.	12,475	650,849
The Meet Group, Inc. (A)	14,198	65,737
TripAdvisor, Inc. (A)	24,184	1,304,485
TrueCar, Inc. (A)	17,776	161,051
Twitter, Inc. (A)	171,762	4,936,440
Yahoo Japan Corp.	674,554	1,678,101
Yelp, Inc. (A)	48,656	1,702,473
		239,235,034
Media – 1.1%
AMC Networks, Inc., Class A (A)	19,663	1,079,105
Axel Springer SE	11,496	651,320
Cable One, Inc.	2,166	1,776,337
CBS Corp., Class B	80,034	3,499,086
Central European Media Enterprises, Ltd., Class A (A)	18,238	50,702
Charter Communications, Inc., Class A (A)	41,876	11,933,404
Clear Channel Outdoor Holdings, Inc., Class A	7,839	40,684
Comcast Corp., Class A	1,078,319	36,716,762
CyberAgent, Inc.	23,900	923,917
Daily Journal Corp. (A)	231	54,054
Dentsu, Inc.	51,265	2,289,532
Discovery, Inc., Series A (A)(B)	36,937	913,821
Discovery, Inc., Series C (A)	85,034	1,962,585
DISH Network Corp., Class A (A)	54,159	1,352,350
Emerald Expositions Events, Inc.	4,798	59,207
Entercom Communications Corp., Class A (B)	24,151	137,902
Entravision Communications Corp., Class A	13,692	39,844
Eutelsat Communications SA	41,337	814,386
Gannett Company, Inc.	21,249	181,254
Gray Television, Inc. (A)	15,051	221,852
Hakuhodo DY Holdings, Inc.	55,273	788,769
Hemisphere Media Group, Inc. (A)	3,964	48,123
Informa PLC	296,353	2,378,745
ITV PLC	857,820	1,365,359
JCDecaux SA	17,632	495,374
John Wiley & Sons, Inc., Class A	19,742	927,282
Liberty Latin America, Ltd., Class A (A)	9,580	138,718
Liberty Latin America, Ltd., Class C (A)	20,022	291,721
Loral Space & Communications, Inc. (A)	2,503	93,237
MDC Partners, Inc., Class A (A)	12,035	31,411
Media General, Inc. (A)(D)	23,288	2,236
Meredith Corp. (B)	24,803	1,288,268
MSG Networks, Inc., Class A (A)	11,147	262,623
National CineMedia, Inc.	14,991	97,142

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
New Media Investment Group, Inc.	11,503	$133,090
News Corp., Class A	90,643	1,028,798
News Corp., Class B	29,259	337,941
Nexstar Media Group, Inc., Class A	8,422	662,306
Omnicom Group, Inc.	53,046	3,885,089
Pearson PLC	184,938	2,215,536
ProSiebenSat.1 Media SE	55,170	981,671
Publicis Groupe SA	50,132	2,860,362
RTL Group SA	9,163	491,049
Schibsted ASA, B Shares	23,207	705,958
Scholastic Corp.	5,343	215,109
SES SA	86,255	1,651,448
Sinclair Broadcast Group, Inc., Class A	12,943	340,919
Singapore Press Holdings, Ltd.	379,032	653,161
TechTarget, Inc. (A)	4,064	49,621
TEGNA, Inc.	134,489	1,461,895
Telenet Group Holding NV	12,533	582,941
The EW Scripps Company, Class A	8,739	137,464
The Interpublic Group of Companies, Inc.	90,733	1,871,822
The New York Times Company, Class A	86,178	1,920,908
Tribune Publishing Company (A)	3,790	42,979
WideOpenWest, Inc. (A)	6,044	43,094
WPP PLC	298,761	3,251,413
		98,431,686
Wireless telecommunication services – 0.5%
1&1 Drillisch AG	12,556	641,251
Boingo Wireless, Inc. (A)	7,846	161,392
Gogo, Inc. (A)(B)	12,238	36,592
KDDI Corp.	419,643	10,027,330
Millicom International Cellular SA	15,659	990,834
NII Holdings, Inc. (A)(B)	17,090	75,367
NTT DOCOMO, Inc.	313,452	7,043,021
Shenandoah Telecommunications Company	8,845	391,391
SoftBank Group Corp.	195,487	12,804,229
Spok Holdings, Inc.	4,009	53,159
Tele2 AB, B Shares	118,209	1,507,612
Telephone & Data Systems, Inc.	40,576	1,320,343
Vodafone Group PLC	6,325,559	12,298,712
		47,351,233
		696,923,852
Consumer discretionary – 10.0%
Auto components – 0.5%
Adient PLC	37,914	570,985
Aisin Seiki Company, Ltd.	38,358	1,318,593
American Axle & Manufacturing Holdings, Inc. (A)	20,755	230,381
Aptiv PLC	62,589	3,853,605
BorgWarner, Inc.	49,380	1,715,461
Bridgestone Corp. (B)	144,206	5,532,581
Cie Generale des Etablissements Michelin SCA	40,259	3,962,571
Continental AG	26,046	3,626,536
Cooper Tire & Rubber Company	9,384	303,385
Cooper-Standard Holdings, Inc. (A)	3,327	206,673
Dana, Inc.	90,579	1,234,592
Delphi Technologies PLC	38,628	553,153
Denso Corp.	103,395	4,577,055
Dorman Products, Inc. (A)	5,027	452,531
Faurecia SA	17,976	678,258
Fox Factory Holding Corp. (A)	6,838	402,553
Gentex Corp.	114,415	2,312,327
Gentherm, Inc. (A)	6,574	262,829
Koito Manufacturing Company, Ltd.	24,766	1,277,765
LCI Industries	4,587	306,412
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Minth Group, Ltd.	176,000	$567,947
Modine Manufacturing Company (A)	9,466	102,327
Motorcar Parts of America, Inc. (A)	3,802	63,265
NGK Spark Plug Company, Ltd.	37,099	734,372
Nokian Renkaat OYJ	27,782	853,287
Pirelli & C. SpA (A)(C)	94,712	608,635
Shiloh Industries, Inc. (A)	3,286	19,157
Standard Motor Products, Inc.	3,939	190,766
Stanley Electric Company, Ltd.	31,167	871,883
Stoneridge, Inc. (A)	5,206	128,328
Sumitomo Electric Industries, Ltd.	178,543	2,364,506
Sumitomo Rubber Industries, Ltd.	40,456	476,283
Superior Industries International, Inc.	5,375	25,854
Tenneco, Inc., Class A	9,481	259,685
The Goodyear Tire & Rubber Company	56,035	1,143,674
The Yokohama Rubber Company, Ltd.	28,054	524,676
Tower International, Inc.	3,753	89,321
Toyoda Gosei Company, Ltd.	15,403	303,235
Toyota Industries Corp.	34,753	1,600,369
Valeo SA	56,887	1,659,143
Visteon Corp. (A)	12,620	760,734
		46,725,693
Automobiles – 1.2%
Bayerische Motoren Werke AG	78,397	6,358,397
Daimler AG	215,318	11,350,463
Ferrari NV	29,034	2,889,000
Fiat Chrysler Automobiles NV (A)	257,008	3,705,632
Ford Motor Company	925,549	7,080,450
General Motors Company	311,831	10,430,747
Harley-Davidson, Inc.	39,376	1,343,509
Honda Motor Company, Ltd.	385,973	10,168,482
Isuzu Motors, Ltd.	130,546	1,831,182
Mazda Motor Corp.	134,600	1,383,741
Mitsubishi Motors Corp.	158,837	864,978
Nissan Motor Company, Ltd.	549,676	4,397,035
Peugeot SA	139,259	2,970,086
Renault SA	45,514	2,835,207
Subaru Corp.	145,727	3,113,218
Suzuki Motor Corp.	81,343	4,100,615
Thor Industries, Inc.	21,899	1,138,748
Toyota Motor Corp.	540,800	31,305,050
Volkswagen AG	7,687	1,229,721
Winnebago Industries, Inc.	5,865	141,992
Yamaha Motor Company, Ltd.	66,313	1,294,674
		109,932,927
Distributors – 0.1%
Core-Mark Holding Company, Inc.	8,661	201,368
Funko, Inc., Class A (A)	2,038	26,800
Genuine Parts Company	34,695	3,331,414
Jardine Cycle & Carriage, Ltd.	23,367	604,946
LKQ Corp. (A)	75,201	1,784,520
Pool Corp.	17,576	2,612,672
Weyco Group, Inc.	1,367	39,875
		8,601,595
Diversified consumer services – 0.1%
Adtalem Global Education, Inc. (A)	36,583	1,731,108
American Public Education, Inc. (A)	3,157	89,848
Benesse Holdings, Inc.	16,955	431,310
Career Education Corp. (A)	13,027	148,768
Carriage Services, Inc.	3,680	57,040
Chegg, Inc. (A)	20,443	580,990
Graham Holdings Company, Class B	1,893	1,212,618
H&R Block, Inc.	48,588	1,232,678
Houghton Mifflin Harcourt Company (A)	19,798	175,410

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
K12, Inc. (A)	7,041	$174,546
Laureate Education, Inc., Class A (A)	17,745	270,434
Regis Corp. (A)	6,425	108,904
Service Corp. International	78,986	3,179,976
Sotheby's (A)	21,878	869,432
Strategic Education, Inc.	3,936	446,421
Weight Watchers International, Inc. (A)	24,185	932,332
		11,641,815
Hotels, restaurants and leisure – 1.8%
Accor SA	44,664	1,899,309
Aristocrat Leisure, Ltd.	136,074	2,094,694
BBX Capital Corp.	12,660	72,542
Belmond, Ltd., Class A (A)	16,827	421,180
Biglari Holdings, Inc., Class A (A)	13	7,640
Biglari Holdings, Inc., Class B (A)	265	30,099
BJ's Restaurants, Inc.	3,884	196,414
Bloomin' Brands, Inc.	15,541	278,028
Bojangles', Inc. (A)	3,465	55,717
Boyd Gaming Corp.	50,708	1,053,712
Brinker International, Inc. (B)	24,648	1,084,019
Carnival Corp.	95,339	4,700,213
Carnival PLC	41,082	1,972,832
Carrols Restaurant Group, Inc. (A)	6,860	67,502
Century Casinos, Inc. (A)	6,477	47,865
Chipotle Mexican Grill, Inc. (A)	5,785	2,497,905
Churchill Downs, Inc.	7,415	1,808,815
Chuy's Holdings, Inc. (A)	3,335	59,163
Compass Group PLC	375,004	7,891,891
Cracker Barrel Old Country Store, Inc. (B)	14,051	2,246,193
Crown Resorts, Ltd.	89,522	748,162
Darden Restaurants, Inc.	29,333	2,929,193
Dave & Buster's Entertainment, Inc.	7,441	331,571
Del Frisco's Restaurant Group, Inc. (A)	6,668	47,676
Del Taco Restaurants, Inc. (A)	5,949	59,431
Denny's Corp. (A)	11,636	188,620
Dine Brands Global, Inc.	3,078	207,273
Domino's Pizza Enterprises, Ltd. (B)	14,150	405,357
Domino's Pizza, Inc.	18,156	4,502,506
Drive Shack, Inc. (A)	12,864	50,427
Dunkin' Brands Group, Inc.	36,055	2,311,847
El Pollo Loco Holdings, Inc. (A)	4,275	64,852
Eldorado Resorts, Inc. (A)	40,761	1,475,956
Fiesta Restaurant Group, Inc. (A)	4,564	70,788
Flight Centre Travel Group, Ltd. (B)	13,163	398,070
Galaxy Entertainment Group, Ltd.	562,153	3,550,922
Genting Singapore, Ltd.	1,431,821	1,024,923
Golden Entertainment, Inc. (A)(B)	3,656	58,569
GVC Holdings PLC	130,091	1,116,826
Hilton Worldwide Holdings, Inc.	70,497	5,061,685
InterContinental Hotels Group PLC	42,889	2,319,987
International Speedway Corp., Class A	15,302	671,146
J Alexander's Holdings, Inc. (A)	2,959	24,353
Jack in the Box, Inc.	16,322	1,267,077
Lindblad Expeditions Holdings, Inc. (A)	4,706	63,343
Marriott International, Inc., Class A	67,298	7,305,871
Marriott Vacations Worldwide Corp.	25,149	1,773,256
McDonald's Corp.	183,113	32,515,375
McDonald's Holdings Company Japan, Ltd. (B)	15,761	669,496
Melco Resorts & Entertainment, Ltd., ADR	58,500	1,030,770
Merlin Entertainments PLC (C)	169,405	686,187
MGM China Holdings, Ltd.	224,972	375,583
MGM Resorts International	118,773	2,881,433
Monarch Casino & Resort, Inc. (A)	2,308	88,027
Nathan's Famous, Inc.	619	41,133
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Norwegian Cruise Line Holdings, Ltd. (A)	51,965	$2,202,796
Oriental Land Company, Ltd.	47,400	4,766,994
Paddy Power Betfair PLC	19,478	1,599,624
Papa John's International, Inc. (B)	13,960	555,748
Penn National Gaming, Inc. (A)	68,061	1,281,589
Planet Fitness, Inc., Class A (A)	16,611	890,682
PlayAGS, Inc. (A)	4,364	100,372
Potbelly Corp. (A)	4,731	38,085
RCI Hospitality Holdings, Inc.	1,843	41,154
Red Lion Hotels Corp. (A)	3,828	31,390
Red Robin Gourmet Burgers, Inc. (A)	2,533	67,682
Red Rock Resorts, Inc., Class A	13,163	267,341
Royal Caribbean Cruises, Ltd.	40,512	3,961,668
Ruth's Hospitality Group, Inc.	5,466	124,242
Sands China, Ltd.	573,882	2,502,707
Scientific Games Corp. (A)	34,660	619,721
SeaWorld Entertainment, Inc. (A)	10,286	227,218
Shake Shack, Inc., Class A (A)	4,636	210,567
Shangri-La Asia, Ltd.	297,964	439,873
Six Flags Entertainment Corp.	31,323	1,742,498
SJM Holdings, Ltd.	468,826	435,592
Sodexo SA (B)	21,428	2,197,556
Speedway Motorsports, Inc.	2,531	41,179
Starbucks Corp.	294,669	18,976,684
Tabcorp Holdings, Ltd.	452,800	1,368,918
Texas Roadhouse, Inc.	41,715	2,490,386
The Cheesecake Factory, Inc. (B)	26,050	1,133,436
The Habit Restaurants, Inc., Class A (A)	3,919	41,150
The Wendy's Company	81,652	1,274,588
TUI AG	104,311	1,499,234
Whitbread PLC	43,479	2,539,034
Wingstop, Inc.	5,468	350,991
Wyndham Destinations, Inc.	42,540	1,524,634
Wyndham Hotels & Resorts, Inc.	43,295	1,964,294
Wynn Macau, Ltd.	369,070	803,416
Wynn Resorts, Ltd.	23,117	2,286,502
Yum! Brands, Inc.	74,209	6,821,291
		172,224,260
Household durables – 0.7%
Barratt Developments PLC	240,029	1,415,865
Bassett Furniture Industries, Inc.	2,288	45,852
Beazer Homes USA, Inc. (A)	6,057	57,420
Berkeley Group Holdings PLC	29,596	1,312,674
Casio Computer Company, Ltd.	46,048	545,956
Cavco Industries, Inc. (A)	1,625	211,868
Century Communities, Inc. (A)	4,809	83,003
D.R. Horton, Inc.	81,123	2,811,723
Electrolux AB, Series B	56,965	1,200,750
Ethan Allen Interiors, Inc.	4,562	80,246
Flexsteel Industries, Inc.	1,676	37,006
Garmin, Ltd.	28,566	1,808,799
GoPro, Inc., Class A (A)(B)	22,019	93,361
Green Brick Partners, Inc. (A)	5,161	37,366
Hamilton Beach Brands Holding Company, Class B	853	20,011
Helen of Troy, Ltd. (A)	16,498	2,164,208
Hooker Furniture Corp.	2,375	62,558
Hovnanian Enterprises, Inc., Class A (A)	30,922	21,148
Husqvarna AB, B Shares	98,858	733,915
Iida Group Holdings Company, Ltd.	34,900	604,507
Installed Building Products, Inc. (A)	4,218	142,104
iRobot Corp. (A)(B)	5,077	425,148
KB Home	53,625	1,024,238
La-Z-Boy, Inc.	8,805	243,987
Leggett & Platt, Inc.	30,772	1,102,868

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Lennar Corp., A Shares	68,970	$2,700,176
LGI Homes, Inc. (A)(B)	3,461	156,506
M/I Homes, Inc. (A)	4,929	103,608
MDC Holdings, Inc.	8,278	232,695
Meritage Homes Corp. (A)	6,971	255,975
Mohawk Industries, Inc. (A)	14,992	1,753,464
Newell Brands, Inc.	102,771	1,910,513
Nikon Corp.	75,946	1,131,224
NVR, Inc. (A)	1,483	3,614,056
Panasonic Corp.	522,709	4,695,714
Persimmon PLC	74,102	1,824,819
PulteGroup, Inc.	61,775	1,605,532
Rinnai Corp.	7,978	525,315
Roku, Inc. (A)(B)	8,179	250,605
SEB SA	5,346	690,915
Sekisui Chemical Company, Ltd.	87,444	1,299,910
Sekisui House, Ltd.	147,226	2,162,025
Sharp Corp.	50,400	504,598
Skyline Champion Corp.	5,510	80,942
Sonos, Inc. (A)	3,435	33,732
Sony Corp.	300,600	14,491,811
Taylor Morrison Home Corp., Class A (A)	21,752	345,857
Taylor Wimpey PLC	775,844	1,349,082
Techtronic Industries Company, Ltd.	325,242	1,725,950
Tempur Sealy International, Inc. (A)	19,983	827,296
Toll Brothers, Inc.	59,177	1,948,699
TopBuild Corp. (A)	6,633	298,485
TRI Pointe Group, Inc. (A)	89,224	975,218
Tupperware Brands Corp.	30,331	957,550
Turtle Beach Corp. (A)(B)	1,520	21,690
Universal Electronics, Inc. (A)	2,793	70,607
Whirlpool Corp.	15,264	1,631,264
William Lyon Homes, Class A (A)	6,179	66,054
ZAGG, Inc. (A)	5,578	54,553
		66,583,021
Internet and direct marketing retail – 1.9%
1-800-Flowers.com, Inc., Class A (A)	5,448	66,629
Amazon.com, Inc. (A)	97,544	146,508,162
Booking Holdings, Inc. (A)	11,002	18,950,065
Delivery Hero SE (A)(C)	22,012	821,796
Duluth Holdings, Inc., Class B (A)(B)	1,656	41,781
eBay, Inc. (A)	214,941	6,033,394
Etsy, Inc. (A)	22,480	1,069,374
Expedia Group, Inc.	28,107	3,166,254
Gaia, Inc. (A)	2,790	28,904
Groupon, Inc. (A)	84,651	270,883
Lands' End, Inc. (A)	2,019	28,690
Liberty Expedia Holdings, Inc., Series A (A)	10,309	403,185
Nutrisystem, Inc.	5,583	244,982
Overstock.com, Inc. (A)(B)	4,579	62,183
PetMed Express, Inc. (B)	3,792	88,202
Quotient Technology, Inc. (A)	15,216	162,507
Rakuten, Inc. (B)	203,805	1,367,251
Shutterfly, Inc. (A)	6,335	255,047
Shutterstock, Inc.	3,603	129,744
Stamps.com, Inc. (A)	3,304	514,235
Zalando SE (A)(C)	26,476	684,099
ZOZO, Inc.	48,000	879,411
		181,776,778
Leisure products – 0.2%
Acushnet Holdings Corp.	6,585	138,746
American Outdoor Brands Corp. (A)	10,192	131,069
Bandai Namco Holdings, Inc.	47,293	2,123,418
Brunswick Corp.	37,865	1,758,829
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
Callaway Golf Company	17,755	$271,652
Clarus Corp.	4,704	47,604
Hasbro, Inc.	27,610	2,243,313
Johnson Outdoors, Inc., Class A	981	57,624
Malibu Boats, Inc., Class A (A)	3,945	137,286
Marine Products Corp.	1,904	32,197
MasterCraft Boat Holdings, Inc. (A)	3,693	69,059
Mattel, Inc. (A)(B)	81,364	812,826
Nautilus, Inc. (A)	5,757	62,751
Polaris Industries, Inc.	25,350	1,943,838
Sankyo Company, Ltd.	10,651	405,062
Sega Sammy Holdings, Inc.	40,936	570,678
Shimano, Inc.	17,581	2,478,346
Sturm Ruger & Company, Inc.	3,107	165,355
Vista Outdoor, Inc. (A)	10,965	124,453
Yamaha Corp.	31,773	1,351,603
		14,925,709
Multiline retail – 0.5%
Big Lots, Inc.	25,056	724,620
Dillard's, Inc., Class A (B)	10,174	613,594
Dollar General Corp.	62,292	6,732,519
Dollar Tree, Inc. (A)	56,820	5,131,982
Don Quijote Holdings Company, Ltd.	28,100	1,737,325
Harvey Norman Holdings, Ltd. (B)	139,668	310,884
Isetan Mitsukoshi Holdings, Ltd.	79,628	879,785
J Front Retailing Company, Ltd.	54,500	623,788
J.C. Penney Company, Inc. (A)(B)	62,382	64,877
Kohl's Corp.	39,414	2,614,725
Macy's, Inc.	72,574	2,161,254
Marks & Spencer Group PLC	384,718	1,206,628
Marui Group Company, Ltd.	45,041	872,891
Next PLC	33,075	1,684,074
Nordstrom, Inc.	27,099	1,263,084
Ollie's Bargain Outlet Holdings, Inc. (A)	31,836	2,117,412
Ryohin Keikaku Company, Ltd.	5,656	1,373,178
Takashimaya Company, Ltd.	33,641	429,538
Target Corp.	123,644	8,171,632
Wesfarmers, Ltd.	268,470	6,099,279
		44,813,069
Specialty retail – 1.8%
Aaron's, Inc.	42,885	1,803,314
ABC-Mart, Inc.	7,864	435,500
Abercrombie & Fitch Company, Class A	12,605	252,730
Advance Auto Parts, Inc.	17,194	2,707,367
American Eagle Outfitters, Inc.	103,765	2,005,777
America's Car-Mart, Inc. (A)	1,107	80,202
Asbury Automotive Group, Inc. (A)	3,561	237,376
Ascena Retail Group, Inc. (A)	33,882	85,044
At Home Group, Inc. (A)	8,419	157,099
AutoNation, Inc. (A)	25,127	897,034
AutoZone, Inc. (A)	5,991	5,022,495
Barnes & Noble Education, Inc. (A)	7,591	30,440
Barnes & Noble, Inc.	11,463	81,273
Bed Bath & Beyond, Inc. (B)	85,353	966,196
Best Buy Company, Inc.	55,630	2,946,165
Boot Barn Holdings, Inc. (A)	5,371	91,468
Caleres, Inc.	7,945	221,109
Camping World Holdings, Inc., Class A (B)	6,253	71,722
CarMax, Inc. (A)	41,743	2,618,538
Carvana Company (A)(B)	6,117	200,087
Chico's FAS, Inc.	23,928	134,475
Citi Trends, Inc.	2,524	51,464
Conn's, Inc. (A)	3,735	70,442
Dick's Sporting Goods, Inc.	32,112	1,001,894

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
DSW, Inc., Class A	12,868	$317,840
Dufry AG (A)(B)	7,653	728,737
Express, Inc. (A)	14,189	72,506
Fast Retailing Company, Ltd.	13,846	7,071,718
Five Below, Inc. (A)	34,602	3,540,477
Foot Locker, Inc.	27,639	1,470,395
GameStop Corp., Class A (B)	18,639	235,224
Genesco, Inc. (A)	3,716	164,619
GNC Holdings, Inc., Class A (A)	15,898	37,678
Group 1 Automotive, Inc.	3,444	181,568
Guess?, Inc.	10,767	223,631
Haverty Furniture Companies, Inc.	3,583	67,289
Hennes & Mauritz AB, B Shares (B)	207,514	2,951,072
Hibbett Sports, Inc. (A)	3,555	50,837
Hikari Tsushin, Inc.	5,000	781,530
Hudson, Ltd., Class A (A)	7,486	128,385
Industria de Diseno Textil SA	258,285	6,592,638
Kingfisher PLC	504,643	1,326,853
Kirkland's, Inc. (A)	3,253	31,001
L Brands, Inc.	53,975	1,385,538
Lithia Motors, Inc., Class A	4,165	317,914
Lowe's Companies, Inc.	190,705	17,613,514
Lumber Liquidators Holdings, Inc. (A)(B)	5,736	54,607
MarineMax, Inc. (A)	4,605	84,318
Monro, Inc.	5,995	412,156
Murphy USA, Inc. (A)	18,681	1,431,712
National Vision Holdings, Inc. (A)	11,818	332,913
Nitori Holdings Company, Ltd.	19,011	2,380,944
Office Depot, Inc.	102,960	265,637
O'Reilly Automotive, Inc. (A)	19,047	6,558,454
Party City Holdco, Inc. (A)(B)	10,659	106,377
Rent-A-Center, Inc. (A)(B)	8,365	135,429
RH (A)(B)	3,750	449,325
Ross Stores, Inc.	88,385	7,353,632
Sally Beauty Holdings, Inc. (A)	74,999	1,278,733
Shimamura Company, Ltd.	5,270	403,553
Shoe Carnival, Inc.	2,071	69,399
Signet Jewelers, Ltd.	32,928	1,046,123
Sleep Number Corp. (A)	6,240	197,995
Sonic Automotive, Inc., Class A	4,377	60,228
Sportsman's Warehouse Holdings, Inc. (A)	7,405	32,434
Tailored Brands, Inc.	9,387	128,039
The Buckle, Inc. (B)	5,515	106,660
The Cato Corp., Class A	4,452	63,530
The Children's Place, Inc.	2,973	267,838
The Container Store Group, Inc. (A)	3,868	18,450
The Gap, Inc.	51,299	1,321,462
The Home Depot, Inc.	268,253	46,091,230
The Michaels Companies, Inc. (A)	39,246	531,391
The TJX Companies, Inc.	293,965	13,151,994
Tiffany & Company	25,757	2,073,696
Tile Shop Holdings, Inc.	8,252	45,221
Tilly's, Inc., Class A	4,025	43,712
Tractor Supply Company	28,797	2,402,822
Ulta Beauty, Inc. (A)	13,424	3,286,732
Urban Outfitters, Inc. (A)	32,902	1,092,346
USS Company, Ltd.	51,948	871,605
Williams-Sonoma, Inc. (B)	34,989	1,765,195
Winmark Corp.	406	64,554
Yamada Denki Company, Ltd. (B)	148,708	714,203
Zumiez, Inc. (A)	3,698	70,891
		164,225,715
Textiles, apparel and luxury goods – 1.2%
adidas AG	44,584	9,317,562
Asics Corp.	37,872	480,997
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Burberry Group PLC	98,046	$2,152,992
Carter's, Inc.	20,020	1,634,032
Cie Financiere Richemont SA (B)	123,599	7,970,604
Crocs, Inc. (A)	12,478	324,178
Culp, Inc.	2,347	44,358
Deckers Outdoor Corp. (A)	18,154	2,322,804
EssilorLuxottica SA	49,293	6,248,276
Fossil Group, Inc. (A)(B)	8,630	135,750
G-III Apparel Group, Ltd. (A)	8,139	226,997
Hanesbrands, Inc.	85,230	1,067,932
Hermes International	7,499	4,166,148
HUGO BOSS AG	15,002	924,787
Kering SA	17,940	8,404,319
Luxottica Group SpA (B)	40,206	2,381,060
LVMH Moet Hennessy Louis Vuitton SE	65,769	19,255,567
Michael Kors Holdings, Ltd. (A)	35,303	1,338,690
Moncler SpA	42,364	1,409,774
Movado Group, Inc.	3,024	95,619
NIKE, Inc., Class B	302,008	22,390,873
Oxford Industries, Inc.	3,119	221,574
Pandora A/S	26,053	1,063,611
Puma SE	1,964	960,304
PVH Corp.	18,137	1,685,834
Ralph Lauren Corp.	13,062	1,351,395
Rocky Brands, Inc.	1,413	36,738
Skechers U.S.A., Inc., Class A (A)	58,452	1,337,966
Steven Madden, Ltd.	16,307	493,450
Superior Group of Companies, Inc.	2,005	35,388
Tapestry, Inc.	69,569	2,347,954
The Swatch Group AG	13,222	764,784
The Swatch Group AG, Bearer Shares	7,302	2,131,144
Under Armour, Inc., Class A (A)(B)	43,991	777,321
Under Armour, Inc., Class C (A)	45,098	729,235
Unifi, Inc. (A)	3,060	69,890
Vera Bradley, Inc. (A)	4,844	41,513
VF Corp.	77,554	5,532,702
Wolverine World Wide, Inc.	17,253	550,198
Yue Yuen Industrial Holdings, Ltd.	173,987	556,983
		112,981,303
		934,431,885
Consumer staples – 7.9%
Beverages – 1.8%
Anheuser-Busch InBev SA	180,416	11,885,620
Asahi Group Holdings, Ltd. (B)	85,881	3,328,217
Brown-Forman Corp., Class B	39,845	1,895,825
Carlsberg A/S, Class B	25,329	2,694,475
Coca-Cola Amatil, Ltd.	120,000	692,109
Coca-Cola Bottlers Japan Holdings, Inc.	31,700	945,328
Coca-Cola Consolidated, Inc.	896	158,932
Coca-Cola European Partners PLC (New York Stock Exchange)	51,758	2,373,104
Coca-Cola HBC AG (A)	47,952	1,500,787
Constellation Brands, Inc., Class A	39,396	6,335,665
Craft Brew Alliance, Inc. (A)	2,800	40,068
Davide Campari-Milano SpA	137,522	1,164,590
Diageo PLC	582,808	20,826,292
Heineken Holding NV	27,280	2,304,790
Heineken NV	61,374	5,424,650
Kirin Holdings Company, Ltd.	194,792	4,061,717
MGP Ingredients, Inc. (B)	2,514	143,424
Molson Coors Brewing Company, Class B	44,252	2,485,192
Monster Beverage Corp. (A)	94,052	4,629,239
National Beverage Corp. (B)	2,230	160,047
PepsiCo, Inc.	335,213	37,034,332
Pernod Ricard SA	50,277	8,251,482

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Primo Water Corp. (A)	6,501	$91,079
Remy Cointreau SA	5,351	606,528
Suntory Beverage & Food, Ltd.	32,959	1,488,184
The Boston Beer Company, Inc., Class A (A)(B)	5,295	1,275,248
The Coca-Cola Company	909,757	43,076,994
Treasury Wine Estates, Ltd.	170,164	1,774,434
		166,648,352
Food and staples retailing – 1.4%
Aeon Company, Ltd.	144,478	2,823,976
BJ's Wholesale Club Holdings, Inc. (A)	13,704	303,681
Carrefour SA	140,159	2,394,886
Casey's General Stores, Inc.	15,980	2,047,677
Casino Guichard Perrachon SA (B)	12,991	540,988
Coles Group, Ltd. (A)	268,462	2,219,930
Colruyt SA	14,225	1,014,542
Costco Wholesale Corp.	104,099	21,206,007
Dairy Farm International Holdings, Ltd.	80,100	726,043
FamilyMart UNY Holdings Company, Ltd.	15,041	1,892,974
ICA Gruppen AB (B)	19,051	680,579
Ingles Markets, Inc., Class A	2,787	75,862
J Sainsbury PLC	416,817	1,409,049
Jeronimo Martins SGPS SA	59,601	706,302
Koninklijke Ahold Delhaize NV	295,218	7,457,848
Lawson, Inc.	11,889	752,033
METRO AG	42,635	656,030
Natural Grocers by Vitamin Cottage, Inc. (A)	1,813	27,793
Performance Food Group Company (A)	19,120	617,002
PriceSmart, Inc.	4,207	248,634
Rite Aid Corp. (A)(B)	199,077	141,006
Seven & i Holdings Company, Ltd.	178,429	7,753,651
SpartanNash Company	6,817	117,116
Sprouts Farmers Market, Inc. (A)	55,703	1,309,578
Sundrug Company, Ltd.	16,992	506,007
Sysco Corp.	113,841	7,133,277
Tesco PLC	2,318,106	5,621,779
The Andersons, Inc.	5,153	154,023
The Chefs' Warehouse, Inc. (A)	4,132	132,141
The Kroger Company	190,119	5,228,273
Tsuruha Holdings, Inc.	8,698	744,827
United Natural Foods, Inc. (A)	9,686	102,575
Village Super Market, Inc., Class A	1,821	48,694
Walgreens Boots Alliance, Inc.	190,924	13,045,837
Walmart, Inc.	338,135	31,497,275
Weis Markets, Inc.	1,835	87,676
Welcia Holdings Company, Ltd.	11,200	506,244
Wm Morrison Supermarkets PLC	532,454	1,447,499
Woolworths Group, Ltd.	310,968	6,450,720
		129,830,034
Food products – 1.9%
a2 Milk Company, Ltd. (A)	173,956	1,306,857
Ajinomoto Company, Inc.	108,296	1,924,321
Archer-Daniels-Midland Company	133,510	5,469,905
Associated British Foods PLC	84,354	2,198,563
B&G Foods, Inc. (B)	12,359	357,299
Barry Callebaut AG	520	811,543
Calavo Growers, Inc. (B)	2,993	218,369
Calbee, Inc.	19,000	593,454
Cal-Maine Foods, Inc.	5,877	248,597
Campbell Soup Company (B)	45,490	1,500,715
Chocoladefabriken Lindt & Spruengli AG	24	1,791,175
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	253	1,572,108
Conagra Brands, Inc.	115,384	2,464,602
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Danone SA	145,986	$10,289,473
Darling Ingredients, Inc. (A)	30,757	591,765
Dean Foods Company	17,628	67,163
Farmer Brothers Company (A)	2,199	51,303
Flowers Foods, Inc. (B)	80,095	1,479,355
Fresh Del Monte Produce, Inc.	5,667	160,206
Freshpet, Inc. (A)	5,019	161,411
General Mills, Inc.	142,195	5,537,073
Golden Agri-Resources, Ltd.	1,519,861	272,876
Hormel Foods Corp. (B)	64,280	2,743,470
Hostess Brands, Inc. (A)(B)	18,629	203,801
Ingredion, Inc.	30,864	2,820,970
J&J Snack Foods Corp.	2,820	407,744
John B. Sanfilippo & Son, Inc.	1,659	92,340
Kellogg Company	59,831	3,410,965
Kerry Group PLC (London Stock Exchange), Class A	1,204	118,235
Kerry Group PLC, Class A	36,363	3,600,759
Kikkoman Corp.	34,446	1,843,362
Lamb Weston Holdings, Inc.	34,617	2,546,427
Lancaster Colony Corp.	12,062	2,133,285
Landec Corp. (A)	5,482	64,907
Limoneira Company	3,058	59,784
McCormick & Company, Inc.	29,025	4,041,441
MEIJI Holdings Company, Ltd.	28,900	2,355,276
Mondelez International, Inc., Class A	345,260	13,820,758
Mowi ASA	98,652	2,079,337
Nestle SA	725,255	58,863,687
NH Foods, Ltd.	21,641	813,529
Nisshin Seifun Group, Inc.	46,800	963,913
Nissin Foods Holdings Company, Ltd.	14,975	938,284
Orkla ASA	193,009	1,511,241
Post Holdings, Inc. (A)	29,107	2,594,307
Sanderson Farms, Inc.	12,592	1,250,260
Seneca Foods Corp., Class A (A)	1,501	42,358
The Hain Celestial Group, Inc. (A)	39,067	619,603
The Hershey Company	33,510	3,591,602
The J.M. Smucker Company	26,890	2,513,946
The Kraft Heinz Company	148,118	6,374,999
The Simply Good Foods Company (A)	11,342	214,364
Tootsie Roll Industries, Inc. (B)	11,142	372,143
Toyo Suisan Kaisha, Ltd.	21,050	733,026
TreeHouse Foods, Inc. (A)	24,444	1,239,555
Tyson Foods, Inc., Class A	69,961	3,735,917
WH Group, Ltd. (C)	2,085,000	1,601,377
Wilmar International, Ltd.	454,903	1,041,749
Yakult Honsha Company, Ltd.	28,303	1,981,314
Yamazaki Baking Company, Ltd.	28,690	600,831
		173,008,999
Household products – 1.2%
Central Garden & Pet Company (A)	2,828	97,425
Central Garden & Pet Company, Class A (A)	6,691	209,094
Church & Dwight Company, Inc.	58,790	3,866,030
Colgate-Palmolive Company	205,957	12,258,561
Energizer Holdings, Inc.	26,022	1,174,893
Essity AB, B Shares	143,570	3,529,162
Henkel AG & Company KGaA	24,606	2,421,792
Kimberly-Clark Corp.	82,194	9,365,184
Lion Corp.	53,100	1,097,445
Pigeon Corp.	27,400	1,168,684
Reckitt Benckiser Group PLC	159,010	12,176,399
The Clorox Company	30,282	4,667,667
The Procter & Gamble Company	591,594	54,379,320
Unicharm Corp.	95,600	3,091,890

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household products (continued)
WD-40 Company (B)	2,569	$470,795
		109,974,341
Personal products – 0.8%
Beiersdorf AG	23,867	2,489,385
Coty, Inc., Class A	106,501	698,647
Edgewell Personal Care Company (A)	33,704	1,258,844
elf Beauty, Inc. (A)	4,569	39,568
Inter Parfums, Inc.	3,324	217,955
Kao Corp.	117,175	8,673,013
Kobayashi Pharmaceutical Company, Ltd.	11,700	793,442
Kose Corp.	7,200	1,130,961
L'Oreal SA	59,677	13,655,545
Medifast, Inc.	2,199	274,919
Natural Health Trends Corp. (B)	1,552	28,696
Nu Skin Enterprises, Inc., Class A	24,250	1,487,253
Pola Orbis Holdings, Inc.	21,672	584,020
Revlon, Inc., Class A (A)	1,756	44,234
Shiseido Company, Ltd.	89,960	5,634,010
The Estee Lauder Companies, Inc., Class A	52,207	6,792,131
Unilever NV	365,411	19,795,139
Unilever PLC	267,796	14,060,032
USANA Health Sciences, Inc. (A)	2,407	283,376
		77,941,170
Tobacco – 0.8%
22nd Century Group, Inc. (A)(B)	22,720	56,573
Altria Group, Inc.	446,663	22,060,686
British American Tobacco PLC	543,109	17,281,192
Imperial Brands PLC	225,825	6,854,175
Japan Tobacco, Inc. (B)	260,466	6,188,954
Philip Morris International, Inc.	369,048	24,637,644
Pyxus International, Inc. (A)(B)	1,617	19,178
Swedish Match AB	41,661	1,640,086
Turning Point Brands, Inc.	1,563	42,545
Universal Corp.	4,580	248,007
Vector Group, Ltd. (B)	19,422	188,976
		79,218,016
		736,620,912
Energy – 5.1%
Energy equipment and services – 0.4%
Apergy Corp. (A)	33,760	914,221
Archrock, Inc.	24,039	180,052
Baker Hughes, a GE Company	122,572	2,635,298
Basic Energy Services, Inc. (A)	4,147	15,924
Bristow Group, Inc. (A)(B)	7,633	18,548
C&J Energy Services, Inc. (A)	12,091	163,229
Cactus, Inc., Class A (A)	7,172	196,585
CARBO Ceramics, Inc. (A)	5,506	19,161
Core Laboratories NV (B)	19,299	1,151,378
Covia Holdings Corp. (A)(B)	7,050	24,111
Diamond Offshore Drilling, Inc. (A)	40,235	379,818
Dril-Quip, Inc. (A)	22,365	671,621
Ensco PLC, Class A (B)	190,794	679,227
Era Group, Inc. (A)	4,386	38,334
Exterran Corp. (A)	6,213	109,970
Forum Energy Technologies, Inc. (A)	15,922	65,758
Frank's International NV (A)	13,989	73,023
FTS International, Inc. (A)	6,094	43,328
Halliburton Company	208,024	5,529,278
Helix Energy Solutions Group, Inc. (A)	26,562	143,700
Helmerich & Payne, Inc.	25,756	1,234,743
Independence Contract Drilling, Inc. (A)	10,521	32,826
John Wood Group PLC	160,475	1,032,488
Keane Group, Inc. (A)	10,016	81,931
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
KLX Energy Services Holdings, Inc. (A)	3,867	$90,681
Liberty Oilfield Services, Inc., Class A	8,463	109,596
Mammoth Energy Services, Inc.	2,308	41,498
Matrix Service Company (A)	5,159	92,552
McDermott International, Inc. (A)	112,698	737,045
National Oilwell Varco, Inc.	90,458	2,324,771
Natural Gas Services Group, Inc. (A)	2,812	46,229
NCS Multistage Holdings, Inc. (A)	2,208	11,239
Newpark Resources, Inc. (A)	17,063	117,223
Nine Energy Service, Inc. (A)	2,784	62,751
Noble Corp. PLC (A)	46,395	121,555
Oceaneering International, Inc. (A)	61,572	745,021
Oil States International, Inc. (A)	11,176	159,593
Patterson-UTI Energy, Inc.	94,903	982,246
Pioneer Energy Services Corp. (A)	15,648	19,247
ProPetro Holding Corp. (A)	13,191	162,513
RigNet, Inc. (A)	2,795	35,329
Rowan Companies PLC, Class A (A)	79,391	666,090
Schlumberger, Ltd.	328,899	11,866,676
SEACOR Holdings, Inc. (A)	3,260	120,620
SEACOR Marine Holdings, Inc. (A)	3,386	39,819
Select Energy Services, Inc., Class A (A)	8,445	53,372
Solaris Oilfield Infrastructure, Inc., Class A	5,155	62,324
Superior Energy Services, Inc. (A)	29,658	99,354
TechnipFMC PLC	101,006	1,977,697
Tenaris SA	111,810	1,201,709
TETRA Technologies, Inc. (A)	25,699	43,174
Tidewater, Inc. (A)	5,315	101,676
Transocean, Ltd. (A)(B)	220,844	1,532,657
U.S. Silica Holdings, Inc. (B)	14,854	151,214
Unit Corp. (A)	9,937	141,900
WorleyParsons, Ltd.	76,027	610,639
		39,962,562
Oil, gas and consumable fuels – 4.7%
Abraxas Petroleum Corp. (A)	34,765	37,894
Aker BP ASA	25,580	644,949
Alta Mesa Resources, Inc., Class A (A)(B)	23,097	23,097
Anadarko Petroleum Corp.	119,791	5,251,637
Apache Corp.	90,427	2,373,709
Arch Coal, Inc., Class A	3,258	270,381
Ardmore Shipping Corp. (A)	6,936	32,391
Berry Petroleum Corp.	2,934	25,437
Bonanza Creek Energy, Inc. (A)	3,446	71,229
BP PLC	4,730,376	29,903,958
Cabot Oil & Gas Corp.	102,088	2,281,667
California Resources Corp. (A)	8,602	146,578
Callon Petroleum Company (A)	142,495	924,793
Caltex Australia, Ltd.	61,754	1,107,950
Carrizo Oil & Gas, Inc. (A)	16,584	187,233
Chesapeake Energy Corp. (A)(B)	398,839	837,562
Chevron Corp.	453,716	49,359,764
Cimarex Energy Company	22,544	1,389,838
Clean Energy Fuels Corp. (A)	28,332	48,731
Cloud Peak Energy, Inc. (A)	25,314	9,273
CNX Resources Corp. (A)	88,873	1,014,930
Concho Resources, Inc. (A)	47,346	4,866,695
ConocoPhillips	273,426	17,048,111
CONSOL Energy, Inc. (A)	5,268	167,048
CVR Energy, Inc.	3,433	118,370
Delek US Holdings, Inc.	15,272	496,493
Denbury Resources, Inc. (A)(B)	87,076	148,900
Devon Energy Corp.	110,691	2,494,975
DHT Holdings, Inc.	17,001	66,644
Diamondback Energy, Inc.	36,644	3,396,899
Dorian LPG, Ltd. (A)	5,603	32,665

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Earthstone Energy, Inc., Class A (A)	4,127	$18,654
Eclipse Resources Corp. (A)	20,802	21,842
Enagas SA	53,701	1,451,647
Energy Fuels, Inc. (A)(B)	17,755	50,602
Eni SpA	602,349	9,515,424
EOG Resources, Inc.	137,734	12,011,782
EQT Corp.	111,057	2,097,867
Equinor ASA	276,684	5,869,055
Equitrans Midstream Corp. (A)	88,791	1,777,596
Evolution Petroleum Corp.	6,052	41,275
Exxon Mobil Corp.	1,005,333	68,553,657
Frontline, Ltd. (A)(B)	14,804	81,866
Galp Energia SGPS SA	118,688	1,868,840
GasLog, Ltd.	7,626	125,524
Golar LNG, Ltd.	17,740	386,022
Green Plains, Inc.	7,471	97,945
Gulfport Energy Corp. (A)	32,734	214,408
Halcon Resources Corp. (A)(B)	27,079	46,034
Hess Corp.	59,515	2,410,358
HighPoint Resources Corp. (A)	21,723	54,090
HollyFrontier Corp.	37,349	1,909,281
Idemitsu Kosan Company, Ltd.	32,000	1,040,853
Inpex Corp.	242,341	2,147,339
International Seaways, Inc. (A)	4,159	70,038
Jagged Peak Energy, Inc. (A)	12,484	113,854
JXTG Holdings, Inc.	770,811	4,003,226
Kinder Morgan, Inc.	451,901	6,950,237
Koninklijke Vopak NV	16,648	754,959
Laredo Petroleum, Inc. (A)	29,582	107,087
Lilis Energy, Inc. (A)	11,980	16,413
Lundin Petroleum AB	44,328	1,107,051
Marathon Oil Corp.	197,553	2,832,910
Marathon Petroleum Corp.	163,999	9,677,581
Matador Resources Company (A)	65,090	1,010,848
Murphy Oil Corp.	71,008	1,660,877
Neste OYJ	30,356	2,350,240
Newfield Exploration Company (A)	47,250	692,685
Noble Energy, Inc.	114,218	2,142,730
Nordic American Tankers, Ltd.	27,929	55,858
Northern Oil and Gas, Inc. (A)	37,277	84,246
Oasis Petroleum, Inc. (A)	167,646	927,082
Occidental Petroleum Corp.	179,320	11,006,662
Oil Search, Ltd.	324,688	1,635,456
OMV AG	34,871	1,522,925
ONEOK, Inc.	98,121	5,293,628
Origin Energy, Ltd. (A)	416,600	1,900,374
Overseas Shipholding Group, Inc., Class A (A)	11,406	18,934
Panhandle Oil and Gas, Inc., Class A	3,136	48,608
Par Pacific Holdings, Inc. (A)	5,974	84,711
PBF Energy, Inc., Class A	52,333	1,709,719
PDC Energy, Inc. (A)	12,521	372,625
Peabody Energy Corp.	14,646	446,410
Penn Virginia Corp. (A)	2,334	126,176
Phillips 66	100,980	8,699,427
Pioneer Natural Resources Company	40,663	5,347,998
QEP Resources, Inc. (A)	103,349	581,855
Range Resources Corp.	90,394	865,071
Renewable Energy Group, Inc. (A)	6,927	178,024
Repsol SA	321,250	5,164,751
Resolute Energy Corp. (A)	4,142	120,035
REX American Resources Corp. (A)	1,066	72,605
Ring Energy, Inc. (A)	11,574	58,796
Royal Dutch Shell PLC, A Shares	1,088,078	32,025,215
Royal Dutch Shell PLC, B Shares	886,854	26,514,703
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Sanchez Energy Corp. (A)(B)	29,028	$7,838
SandRidge Energy, Inc. (A)	5,890	44,823
Santos, Ltd.	419,228	1,616,805
Scorpio Tankers, Inc. (B)	86,307	151,900
SemGroup Corp., Class A	15,038	207,224
Ship Finance International, Ltd. (B)	14,633	154,085
Showa Shell Sekiyu KK	44,594	617,812
SilverBow Resources, Inc. (A)	1,448	34,231
SM Energy Company	45,035	697,142
Snam SpA	533,909	2,337,646
Southwestern Energy Company (A)	364,704	1,243,641
SRC Energy, Inc. (A)	45,771	215,124
Talos Energy, Inc. (A)	4,026	65,704
Teekay Corp. (B)	13,707	45,781
Teekay Tankers, Ltd., Class A	40,494	37,578
Tellurian, Inc. (A)(B)	16,502	114,689
The Williams Companies, Inc.	288,156	6,353,840
TOTAL SA	567,768	29,946,985
Ultra Petroleum Corp. (A)	31,720	24,110
Uranium Energy Corp. (A)	36,806	46,008
Valero Energy Corp.	101,045	7,575,344
W&T Offshore, Inc. (A)	17,943	73,925
Washington H. Soul Pattinson & Company, Ltd.	25,508	447,326
WildHorse Resource Development Corp. (A)	5,284	74,557
Woodside Petroleum, Ltd.	221,661	4,882,613
World Fuel Services Corp.	41,969	898,556
WPX Energy, Inc. (A)	172,450	1,957,308
		434,796,987
		474,759,549
Financials – 15.1%
Banks – 7.3%
1st Constitution Bancorp	1,974	39,342
1st Source Corp.	2,821	113,799
ABN AMRO Group NV (C)	100,158	2,356,902
Access National Corp.	3,253	69,386
ACNB Corp.	1,526	59,896
AIB Group PLC	192,813	813,036
Allegiance Bancshares, Inc. (A)	2,482	80,342
Amalgamated Bank, Class A	2,386	46,527
American National Bankshares, Inc.	2,166	63,485
Ameris Bancorp	8,023	254,088
Ames National Corp.	2,482	63,092
Aozora Bank, Ltd.	28,027	835,341
Arrow Financial Corp.	2,206	70,636
Associated Banc-Corp.	72,322	1,431,252
Atlantic Capital Bancshares, Inc. (A)	5,228	85,582
Australia & New Zealand Banking Group, Ltd.	680,413	11,756,631
Banc of California, Inc.	7,916	105,362
BancFirst Corp.	3,391	169,211
Banco Bilbao Vizcaya Argentaria SA	1,578,816	8,386,374
Banco de Sabadell SA	1,332,353	1,524,505
Banco Espirito Santo SA (A)	625,609	750
Banco Santander SA	3,851,688	17,490,485
BancorpSouth Bank	56,904	1,487,471
Bank Hapoalim BM	252,633	1,597,689
Bank Leumi Le-Israel BM	356,760	2,156,618
Bank of America Corp.	2,167,646	53,410,797
Bank of Commerce Holdings	4,484	49,145
Bank of Hawaii Corp.	18,226	1,226,974
Bank of Ireland Group PLC	229,898	1,278,629
Bank of Marin Bancorp	2,690	110,936
Bank of Queensland, Ltd.	94,075	643,009

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bank OZK	52,767	$1,204,671
Bankia SA	292,182	854,871
Bankinter SA	159,625	1,280,848
Bankwell Financial Group, Inc.	1,738	49,898
Banner Corp.	5,970	319,276
Bar Harbor Bankshares	2,938	65,899
Barclays PLC	4,051,763	7,752,111
Baycom Corp. (A)	2,748	63,451
BB&T Corp.	183,094	7,931,632
BCB Bancorp, Inc.	3,650	38,216
Bendigo & Adelaide Bank, Ltd.	114,786	872,137
Berkshire Hills Bancorp, Inc.	7,436	200,549
Blue Hills Bancorp, Inc.	4,371	93,277
BNP Paribas SA	266,334	12,027,834
BOC Hong Kong Holdings, Ltd.	876,241	3,252,367
Boston Private Financial Holdings, Inc.	15,735	166,319
Bridge Bancorp, Inc.	3,475	88,578
Brookline Bancorp, Inc.	14,865	205,434
Bryn Mawr Bank Corp.	3,831	131,786
Business First Bancshares, Inc.	2,285	55,366
Byline Bancorp, Inc. (A)	3,128	52,112
C&F Financial Corp.	774	41,185
Cadence BanCorp	13,291	223,023
CaixaBank SA	849,767	3,077,373
Cambridge Bancorp	777	64,685
Camden National Corp.	2,689	96,723
Capital City Bank Group, Inc.	2,472	57,375
Capstar Financial Holdings, Inc.	2,533	37,311
Carolina Financial Corp.	4,115	121,763
Cathay General Bancorp	47,741	1,600,756
CB Financial Services, Inc.	1,709	42,349
CBTX, Inc. (B)	3,532	103,841
CenterState Bank Corp.	17,197	361,825
Central Pacific Financial Corp.	5,231	127,375
Central Valley Community Bancorp	2,933	55,346
Century Bancorp, Inc., Class A	719	48,698
Chemical Financial Corp.	44,404	1,625,630
Chemung Financial Corp.	922	38,088
Citigroup, Inc.	580,014	30,195,529
Citizens & Northern Corp.	2,537	67,053
Citizens Financial Group, Inc.	110,799	3,294,054
City Holding Company	2,856	193,037
Civista Bancshares, Inc.	3,268	56,929
CNB Financial Corp.	2,772	63,617
Codorus Valley Bancorp, Inc.	1,968	41,820
Columbia Banking System, Inc.	13,565	492,274
Comerica, Inc.	38,228	2,625,881
Commerce Bancshares, Inc.	43,330	2,442,484
Commerzbank AG (A)	237,225	1,575,195
Commonwealth Bank of Australia	416,694	21,254,590
Community Bank System, Inc.	9,216	537,293
Community Bankers Trust Corp. (A)	5,133	37,060
Community Trust Bancorp, Inc.	2,880	114,077
Concordia Financial Group, Ltd.	254,546	972,654
ConnectOne Bancorp, Inc.	5,998	110,783
Credit Agricole SA	271,485	2,921,836
Cullen/Frost Bankers, Inc.	27,913	2,454,669
Customers Bancorp, Inc. (A)	5,537	100,773
CVB Financial Corp.	20,797	420,723
Danske Bank A/S	169,714	3,369,230
DBS Group Holdings, Ltd.	424,983	7,390,388
DNB ASA	227,929	3,658,637
Eagle Bancorp, Inc. (A)	5,966	290,604
East West Bancorp, Inc.	63,274	2,754,317
Enterprise Financial Services Corp.	4,223	158,911
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Equity Bancshares, Inc., Class A (A)	2,703	$95,281
Erste Group Bank AG (A)	71,237	2,362,044
Esquire Financial Holdings, Inc. (A)	1,946	42,228
Evans Bancorp, Inc.	1,315	42,751
Farmers & Merchants Bancorp, Inc.	1,570	60,429
Farmers National Banc Corp.	5,131	65,369
FB Financial Corp.	3,064	107,301
FCB Financial Holdings, Inc., Class A (A)	7,918	265,886
Fidelity D&D Bancorp, Inc.	642	41,204
Fidelity Southern Corp.	4,280	111,366
Fifth Third Bancorp	155,346	3,655,291
Financial Institutions, Inc.	3,182	81,777
First Bancorp (NC)	5,427	177,246
First BanCorp (PR)	39,906	343,192
First Bancorp, Inc.	2,109	55,467
First Busey Corp.	7,994	196,173
First Business Financial Services, Inc.	2,108	41,127
First Choice Bancorp	2,098	47,415
First Commonwealth Financial Corp.	18,244	220,388
First Community Bankshares, Inc.	3,114	98,029
First Community Corp.	2,176	42,280
First Financial Bancorp	17,820	422,690
First Financial Bankshares, Inc. (B)	12,146	700,703
First Financial Corp.	2,114	84,877
First Financial Northwest, Inc.	2,323	35,937
First Foundation, Inc. (A)	7,508	96,553
First Horizon National Corp.	141,408	1,860,929
First Internet Bancorp	2,360	48,238
First Interstate BancSystem, Inc., Class A	5,673	207,405
First Merchants Corp.	9,115	312,371
First Mid-Illinois Bancshares, Inc.	2,654	84,716
First Midwest Bancorp, Inc.	19,596	388,197
First Republic Bank	39,631	3,443,934
First United Corp.	2,147	34,180
Flushing Financial Corp.	5,510	118,630
FNB Corp.	141,563	1,392,980
Franklin Financial Network, Inc. (A)(B)	2,534	66,822
Fukuoka Financial Group, Inc.	34,620	701,869
Fulton Financial Corp.	108,531	1,680,060
German American Bancorp, Inc.	3,636	100,972
Glacier Bancorp, Inc.	15,805	626,194
Great Southern Bancorp, Inc.	2,100	96,663
Great Western Bancorp, Inc.	10,748	335,875
Green Bancorp, Inc.	5,301	90,859
Guaranty Bancorp	5,046	104,705
Guaranty Bancshares, Inc.	1,991	59,372
Hancock Whitney Corp.	52,947	1,834,614
Hang Seng Bank, Ltd.	181,090	4,056,640
Hanmi Financial Corp.	6,142	120,997
HarborOne Bancorp, Inc. (A)	3,223	51,213
Heartland Financial USA, Inc.	5,408	237,682
Heritage Commerce Corp.	8,151	92,432
Heritage Financial Corp.	6,777	201,412
Hilltop Holdings, Inc.	13,402	238,958
Home BancShares, Inc.	99,109	1,619,441
HomeTrust Bancshares, Inc.	3,552	92,991
Hope Bancorp, Inc.	23,147	274,523
Horizon Bancorp, Inc.	7,310	115,352
Howard Bancorp, Inc. (A)	3,225	46,118
HSBC Holdings PLC	4,713,567	38,885,660
Huntington Bancshares, Inc.	252,106	3,005,104
IBERIABANK Corp.	10,238	658,099
Independent Bank Corp. (MA)	5,065	356,120
Independent Bank Corp. (MI)	4,222	88,746
Independent Bank Group, Inc.	4,033	184,590

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
ING Groep NV	921,439	$9,911,539
International Bancshares Corp.	34,216	1,177,030
Intesa Sanpaolo SpA	3,523,509	7,845,520
Investar Holding Corp.	1,750	43,400
Investors Bancorp, Inc.	43,789	455,406
Japan Post Bank Company, Ltd.	95,900	1,055,837
JPMorgan Chase & Co.	789,733	77,093,735
KBC Group NV	59,085	3,801,463
KeyCorp	245,251	3,624,810
Lakeland Bancorp, Inc.	8,728	129,262
Lakeland Financial Corp.	4,463	179,234
LCNB Corp.	3,077	46,617
LegacyTexas Financial Group, Inc.	9,042	290,158
Live Oak Bancshares, Inc.	5,052	74,820
Lloyds Banking Group PLC	16,842,817	11,102,443
M&T Bank Corp.	33,341	4,772,097
Macatawa Bank Corp.	5,376	51,717
MB Financial, Inc.	52,041	2,062,385
MBT Financial Corp.	4,491	41,766
Mebuki Financial Group, Inc.	195,400	516,754
Mediobanca Banca di Credito Finanziario SpA	147,024	1,244,034
Mercantile Bank Corp.	3,343	94,473
Metropolitan Bank Holding Corp. (A)	1,495	46,121
Mid Penn Bancorp, Inc.	1,546	35,589
Middlefield Banc Corp.	1,003	42,557
Midland States Bancorp, Inc.	4,222	94,319
MidSouth Bancorp, Inc.	3,683	39,040
MidWestOne Financial Group, Inc.	2,545	63,192
Mitsubishi UFJ Financial Group, Inc.	2,782,868	13,657,348
Mizrahi Tefahot Bank, Ltd.	33,134	559,611
Mizuho Financial Group, Inc.	5,711,800	8,837,499
MutualFirst Financial, Inc.	1,165	30,954
MVB Financial Corp.	2,259	40,752
National Australia Bank, Ltd.	647,380	10,985,606
National Bank Holdings Corp., Class A	5,268	162,623
National Commerce Corp. (A)	3,512	126,432
NBT Bancorp, Inc.	7,981	276,063
Nicolet Bankshares, Inc. (A)	1,665	81,252
Nordea Bank ABP	719,209	6,054,443
Northrim BanCorp, Inc.	1,778	58,443
Norwood Financial Corp.	1,320	43,560
OFG Bancorp	8,042	132,371
Ohio Valley Banc Corp.	1,074	38,009
Old Line Bancshares, Inc.	3,084	81,171
Old National Bancorp	27,851	428,905
Old Second Bancorp, Inc.	5,688	73,944
Opus Bank	3,838	75,186
Origin Bancorp, Inc.	3,348	114,100
Orrstown Financial Services, Inc.	2,276	41,446
Oversea-Chinese Banking Corp., Ltd.	744,724	6,160,049
Pacific City Financial Corp.	2,965	46,402
Pacific Premier Bancorp, Inc. (A)	8,694	221,871
PacWest Bancorp	53,155	1,768,998
Park National Corp.	2,579	219,086
Parke Bancorp, Inc.	2,030	37,991
Peapack Gladstone Financial Corp.	3,701	93,191
Penns Woods Bancorp, Inc.	1,070	43,057
Peoples Bancorp, Inc.	3,292	99,089
Peoples Financial Services Corp.	1,371	60,406
People's United Financial, Inc.	91,606	1,321,875
People's Utah Bancorp	2,860	86,229
Pinnacle Financial Partners, Inc.	31,956	1,473,172
Preferred Bank	2,683	116,308
Premier Financial Bancorp, Inc.	3,041	45,341
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Prosperity Bancshares, Inc.	28,962	$1,804,333
QCR Holdings, Inc.	2,666	85,552
Raiffeisen Bank International AG	35,049	894,342
RBB Bancorp	3,033	53,290
Regions Financial Corp.	244,425	3,270,407
Renasant Corp.	9,041	272,857
Republic Bancorp, Inc., Class A	1,535	59,435
Republic First Bancorp, Inc. (A)	9,539	56,948
Resona Holdings, Inc.	495,246	2,375,437
S&T Bancorp, Inc.	6,210	234,986
Sandy Spring Bancorp, Inc.	6,339	198,664
SB One Bancorp	2,025	41,391
Seacoast Banking Corp. of Florida (A)	8,504	221,274
Select Bancorp, Inc. (A)	4,397	54,435
ServisFirst Bancshares, Inc.	8,842	281,795
Seven Bank, Ltd.	141,140	402,905
Shinsei Bank, Ltd.	36,766	437,084
Shore Bancshares, Inc.	3,464	50,367
Sierra Bancorp	3,124	75,070
Signature Bank	23,301	2,395,576
Simmons First National Corp., Class A	16,918	408,231
Skandinaviska Enskilda Banken AB, Series A	385,362	3,746,063
SmartFinancial, Inc. (A)	2,667	48,726
Societe Generale SA	181,733	5,761,762
South State Corp.	6,797	407,480
Southern First Bancshares, Inc. (A)	1,603	51,408
Southern National Bancorp of Virginia, Inc.	4,828	63,826
Southside Bancshares, Inc.	6,158	195,517
Standard Chartered PLC	665,027	5,168,362
State Bank Financial Corp.	7,211	155,685
Sterling Bancorp	97,962	1,617,353
Stock Yards Bancorp, Inc.	4,230	138,744
Sumitomo Mitsui Financial Group, Inc.	314,758	10,376,016
Sumitomo Mitsui Trust Holdings, Inc.	78,583	2,861,754
Summit Financial Group, Inc.	2,216	42,791
SunTrust Banks, Inc.	106,753	5,384,621
SVB Financial Group (A)	12,581	2,389,384
Svenska Handelsbanken AB, A Shares	361,595	4,022,988
Swedbank AB, A Shares	214,428	4,792,711
Synovus Financial Corp.	72,734	2,326,761
TCF Financial Corp.	72,815	1,419,164
Texas Capital Bancshares, Inc. (A)	21,904	1,119,075
The Bancorp, Inc. (A)	9,893	78,748
The Bank of East Asia, Ltd.	299,199	948,926
The Bank of Kyoto, Ltd.	12,614	518,370
The Bank of NT Butterfield & Son, Ltd.	10,111	316,980
The Bank of Princeton	1,780	49,662
The Chiba Bank, Ltd.	143,464	799,163
The First Bancshares, Inc.	2,601	78,680
The First of Long Island Corp.	5,006	99,870
The PNC Financial Services Group, Inc.	109,770	12,833,211
The Royal Bank of Scotland Group PLC	1,141,108	3,165,497
The Shizuoka Bank, Ltd.	101,908	794,377
Tompkins Financial Corp.	2,369	177,699
Towne Bank	12,127	290,442
TriCo Bancshares	4,757	160,739
TriState Capital Holdings, Inc. (A)	4,779	92,999
Triumph Bancorp, Inc. (A)	4,562	135,491
Trustmark Corp.	41,528	1,180,641
U.S. Bancorp	360,765	16,486,961
UMB Financial Corp.	27,950	1,704,112
Umpqua Holdings Corp.	96,138	1,528,594
UniCredit SpA	475,253	5,383,142

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Union Bankshares Corp.	12,279	$346,636
United Bankshares, Inc.	63,315	1,969,730
United Community Banks, Inc.	14,544	312,114
United Overseas Bank, Ltd.	318,339	5,758,749
Univest Financial Corp.	5,544	119,584
Valley National Bancorp	204,803	1,818,651
Veritex Holdings, Inc. (A)	4,579	97,899
Washington Trust Bancorp, Inc.	2,881	136,934
Webster Financial Corp.	40,262	1,984,514
Wells Fargo & Company	1,006,048	46,358,692
WesBanco, Inc.	9,761	358,131
West Bancorporation, Inc.	3,088	58,950
Westamerica Bancorporation (B)	4,897	272,665
Westpac Banking Corp.	813,289	14,370,722
Wintrust Financial Corp.	24,614	1,636,585
Yamaguchi Financial Group, Inc.	46,954	448,825
Zions Bancorp NA	45,961	1,872,451
		683,349,162
Capital markets – 2.5%
3i Group PLC	230,374	2,273,150
Affiliated Managers Group, Inc.	12,632	1,230,862
Ameriprise Financial, Inc.	33,065	3,450,994
Amundi SA (C)	14,328	757,535
Arlington Asset Investment Corp., Class A	6,094	44,121
Artisan Partners Asset Management, Inc., Class A	9,230	204,075
ASX, Ltd.	45,839	1,936,919
B. Riley Financial, Inc.	4,220	59,924
BlackRock, Inc.	28,850	11,332,857
Blucora, Inc. (A)	9,037	240,746
BrightSphere Investment Group PLC	15,402	164,493
Cboe Global Markets, Inc.	26,436	2,586,234
CME Group, Inc.	84,987	15,987,754
Cohen & Steers, Inc.	4,347	149,189
Cowen, Inc. (A)	5,248	70,008
Credit Suisse Group AG (A)	605,210	6,615,968
Daiwa Securities Group, Inc.	382,308	1,940,456
Deutsche Bank AG	464,901	3,707,670
Deutsche Boerse AG	45,698	5,463,436
Diamond Hill Investment Group, Inc.	656	98,039
Donnelley Financial Solutions, Inc. (A)	6,558	92,009
E*TRADE Financial Corp.	60,233	2,643,024
Eaton Vance Corp.	50,865	1,789,431
Evercore, Inc., Class A	17,666	1,264,179
FactSet Research Systems, Inc.	16,603	3,322,758
Federated Investors, Inc., Class B	59,841	1,588,779
Focus Financial Partners, Inc., Class A (A)	3,701	97,447
Franklin Resources, Inc.	70,555	2,092,661
GAIN Capital Holdings, Inc. (B)	5,541	34,133
Greenhill & Company, Inc.	3,527	86,059
Hamilton Lane, Inc., Class A	3,253	120,361
Hargreaves Lansdown PLC	67,386	1,589,297
Hong Kong Exchanges & Clearing, Ltd.	280,471	8,108,010
Houlihan Lokey, Inc.	6,231	229,301
Interactive Brokers Group, Inc., Class A	32,774	1,791,099
Intercontinental Exchange, Inc.	135,571	10,212,563
INTL. FCStone, Inc. (A)	2,962	108,350
Invesco, Ltd.	97,132	1,625,990
Investec PLC	161,117	905,755
Investment Technology Group, Inc.	6,106	184,645
Janus Henderson Group PLC	72,834	1,509,120
Japan Exchange Group, Inc.	120,600	1,945,263
Julius Baer Group, Ltd. (A)	52,994	1,888,521
Ladenburg Thalmann Financial Services, Inc.	21,109	49,184
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Legg Mason, Inc.	37,335	$952,416
London Stock Exchange Group PLC	74,156	3,847,253
Macquarie Group, Ltd.	76,566	5,864,646
MarketAxess Holdings, Inc.	16,409	3,467,386
Moelis & Company, Class A	8,424	289,617
Moody's Corp.	39,471	5,527,519
Morgan Stanley	310,544	12,313,070
MSCI, Inc.	21,002	3,096,325
Nasdaq, Inc.	27,225	2,220,743
Natixis SA	223,781	1,055,459
Nomura Holdings, Inc.	819,613	3,106,011
Northern Trust Corp.	52,788	4,412,549
Oppenheimer Holdings, Inc., Class A	1,879	48,008
Partners Group Holding AG (B)	4,109	2,499,695
Piper Jaffray Companies	2,680	176,451
PJT Partners, Inc., Class A	3,762	145,815
Pzena Investment Management, Inc., Class A	4,078	35,275
Raymond James Financial, Inc.	30,342	2,257,748
S&P Global, Inc.	59,459	10,104,462
Safeguard Scientifics, Inc. (A)	4,791	41,298
SBI Holdings, Inc.	53,190	1,037,314
Schroders PLC	29,435	916,718
SEI Investments Company	57,030	2,634,786
Singapore Exchange, Ltd.	190,348	997,578
St. James's Place PLC	125,330	1,509,450
State Street Corp.	90,535	5,710,042
Stifel Financial Corp.	44,454	1,841,285
T. Rowe Price Group, Inc.	56,930	5,255,778
The Bank of New York Mellon Corp.	216,124	10,172,957
The Charles Schwab Corp.	285,539	11,858,435
The Goldman Sachs Group, Inc.	82,169	13,726,331
UBS Group AG (A)	912,709	11,384,438
Virtus Investment Partners, Inc.	1,355	107,628
Waddell & Reed Financial, Inc., Class A (B)	14,532	262,739
Westwood Holdings Group, Inc.	1,771	60,214
WisdomTree Investments, Inc.	22,597	150,270
		230,680,078
Consumer finance – 0.4%
Acom Company, Ltd.	94,510	307,442
AEON Financial Service Company, Ltd.	26,653	472,846
American Express Company	166,392	15,860,485
Capital One Financial Corp.	112,440	8,499,340
Credit Saison Company, Ltd.	37,299	437,011
Curo Group Holdings Corp. (A)	2,484	23,573
Discover Financial Services	79,827	4,708,196
Elevate Credit, Inc. (A)	5,077	22,745
Encore Capital Group, Inc. (A)(B)	4,962	116,607
Enova International, Inc. (A)	6,404	124,622
EZCORP, Inc., Class A (A)	9,818	75,893
FirstCash, Inc.	8,160	590,376
Green Dot Corp., Class A (A)	9,081	722,121
LendingClub Corp. (A)	61,061	160,590
Navient Corp.	100,225	882,982
Nelnet, Inc., Class A	3,433	179,683
PRA Group, Inc. (A)	8,522	207,681
Regional Management Corp. (A)	1,833	44,084
SLM Corp. (A)	190,173	1,580,338
Synchrony Financial	157,099	3,685,543
World Acceptance Corp. (A)	1,162	118,826
		38,820,984
Diversified financial services – 1.3%
AMP, Ltd.	691,035	1,192,911

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Banco Latinoamericano de Comercio Exterior SA	5,832	$100,894
Berkshire Hathaway, Inc., Class B (A)	462,007	94,332,589
Cannae Holdings, Inc. (A)	12,877	220,454
Challenger, Ltd.	130,175	870,301
Eurazeo SE	11,082	784,568
EXOR NV	25,679	1,394,045
FGL Holdings (A)	27,848	185,468
Groupe Bruxelles Lambert SA	19,103	1,664,685
Industrivarden AB, C Shares	39,548	800,692
Investor AB, B Shares	107,849	4,582,970
Jefferies Financial Group, Inc.	65,691	1,140,396
Kinnevik AB, B Shares	57,280	1,386,139
L E Lundbergforetagen AB, B Shares	17,996	531,442
Marlin Business Services Corp.	1,714	38,274
Mitsubishi UFJ Lease & Finance Company, Ltd.	95,496	457,715
NewStar Financial, Inc. (A)(D)	6,344	1,647
On Deck Capital, Inc. (A)	10,299	60,764
ORIX Corp.	313,683	4,583,510
Pargesa Holding SA, Bearer Shares	9,142	659,340
Standard Life Aberdeen PLC	552,985	1,810,663
Tokyo Century Corp.	10,100	444,829
Wendel SA	6,575	788,705
		118,033,001
Insurance – 3.5%
Admiral Group PLC	47,692	1,244,459
Aegon NV	421,776	1,975,447
Aflac, Inc.	180,386	8,218,386
Ageas	43,264	1,947,556
AIA Group, Ltd.	2,859,335	23,751,952
Alleghany Corp.	6,476	4,036,620
Allianz SE	101,786	20,454,421
Ambac Financial Group, Inc. (A)	8,318	143,402
American Equity Investment Life Holding Company	16,814	469,783
American Financial Group, Inc.	30,779	2,786,423
American International Group, Inc.	210,045	8,277,873
AMERISAFE, Inc.	3,599	204,027
Aon PLC	57,368	8,339,012
Argo Group International Holdings, Ltd.	6,065	407,871
Arthur J. Gallagher & Company	43,854	3,232,040
Aspen Insurance Holdings, Ltd.	26,059	1,094,217
Assicurazioni Generali SpA	277,949	4,645,633
Assurant, Inc.	12,479	1,116,122
Aviva PLC	927,544	4,439,223
AXA SA	459,047	9,907,104
Baloise Holding AG	11,555	1,595,292
Brighthouse Financial, Inc. (A)	28,319	863,163
Brown & Brown, Inc.	102,381	2,821,620
Chubb, Ltd.	109,523	14,148,181
Cincinnati Financial Corp.	35,762	2,768,694
Citizens, Inc. (A)(B)	9,237	69,462
CNO Financial Group, Inc.	102,892	1,531,033
CNP Assurances	40,645	862,751
Dai-ichi Life Holdings, Inc.	255,337	3,965,291
Direct Line Insurance Group PLC	325,571	1,323,428
eHealth, Inc. (A)	3,615	138,888
EMC Insurance Group, Inc.	1,864	59,368
Employers Holdings, Inc.	6,018	252,575
Enstar Group, Ltd. (A)	2,248	376,697
Everest Re Group, Ltd.	9,659	2,103,344
FBL Financial Group, Inc., Class A	1,945	127,689
FedNat Holding Company	2,563	51,055
First American Financial Corp.	48,798	2,178,343
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Genworth Financial, Inc., Class A (A)	313,185	$1,459,442
Gjensidige Forsikring ASA	47,356	740,827
Global Indemnity, Ltd.	1,752	63,475
Goosehead Insurance, Inc., Class A (A)	2,034	53,474
Greenlight Capital Re, Ltd., Class A (A)(B)	6,288	54,203
Hannover Rueck SE	14,278	1,924,249
HCI Group, Inc.	1,477	75,046
Health Insurance Innovations, Inc., Class A (A)(B)	2,474	66,130
Heritage Insurance Holdings, Inc.	4,041	59,484
Horace Mann Educators Corp.	7,823	292,971
Insurance Australia Group, Ltd.	547,126	2,698,540
Investors Title Company	319	56,361
James River Group Holdings, Ltd.	4,911	179,448
Japan Post Holdings Company, Ltd.	372,900	4,305,513
Kemper Corp.	36,452	2,419,684
Kinsale Capital Group, Inc.	3,682	204,572
Legal & General Group PLC	1,411,198	4,157,910
Lincoln National Corp.	51,227	2,628,457
Loews Corp.	65,740	2,992,485
Maiden Holdings, Ltd.	13,742	22,674
Mapfre SA	255,214	677,826
Marsh & McLennan Companies, Inc.	119,387	9,521,113
MBIA, Inc. (A)(B)	16,754	149,446
Medibank Pvt., Ltd.	652,093	1,180,538
Mercury General Corp.	11,838	612,143
MetLife, Inc.	233,926	9,605,002
MS&AD Insurance Group Holdings, Inc.	112,351	3,193,610
Muenchener Rueckversicherungs-Gesellschaft AG	35,407	7,722,217
National General Holdings Corp.	12,245	296,451
National Western Life Group, Inc., Class A	440	132,308
NI Holdings, Inc. (A)	2,651	41,700
NN Group NV	72,133	2,867,905
Old Republic International Corp.	124,185	2,554,485
Poste Italiane SpA (C)	123,704	991,945
Primerica, Inc.	26,818	2,620,387
Principal Financial Group, Inc.	62,608	2,765,395
ProAssurance Corp.	9,988	405,113
Protective Insurance Corp., Class B	2,396	39,893
Prudential Financial, Inc.	97,967	7,989,209
Prudential PLC	613,704	10,958,574
QBE Insurance Group, Ltd.	318,551	2,268,276
Reinsurance Group of America, Inc.	27,402	3,842,582
RenaissanceRe Holdings, Ltd.	17,576	2,349,911
RLI Corp.	7,352	507,214
RSA Insurance Group PLC	243,124	1,595,563
Safety Insurance Group, Inc.	2,750	224,978
Sampo OYJ, A Shares	104,970	4,652,233
SCOR SE	38,604	1,735,494
Selective Insurance Group, Inc.	10,879	662,966
Sompo Holdings, Inc.	78,691	2,673,141
Sony Financial Holdings, Inc.	41,216	768,125
State Auto Financial Corp.	3,146	107,090
Stewart Information Services Corp.	4,336	179,510
Suncorp Group, Ltd.	307,460	2,736,321
Swiss Life Holding AG (A)	8,103	3,127,510
Swiss Re AG	72,160	6,638,744
T&D Holdings, Inc.	131,825	1,524,889
The Allstate Corp.	81,856	6,763,761
The Hanover Insurance Group, Inc.	18,479	2,157,793
The Hartford Financial Services Group, Inc.	84,737	3,766,560
The Navigators Group, Inc.	3,860	268,231

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Progressive Corp.	138,677	$8,366,383
The Travelers Companies, Inc.	62,866	7,528,204
Third Point Reinsurance, Ltd. (A)	14,592	140,667
Tiptree, Inc.	6,702	37,464
Tokio Marine Holdings, Inc.	159,385	7,572,175
Torchmark Corp.	24,511	1,826,805
Trupanion, Inc. (A)(B)	4,930	125,518
Tryg A/S	28,617	721,748
United Fire Group, Inc.	3,949	218,972
United Insurance Holdings Corp.	4,162	69,172
Universal Insurance Holdings, Inc.	5,908	224,031
Unum Group	51,706	1,519,122
W.R. Berkley Corp.	42,114	3,112,646
Willis Towers Watson PLC	30,917	4,695,056
Zurich Insurance Group AG	35,836	10,682,302
		326,099,807
Mortgage real estate investment trusts – 0.0%
AG Mortgage Investment Trust, Inc.	5,261	83,808
Anworth Mortgage Asset Corp.	19,357	78,202
Apollo Commercial Real Estate Finance, Inc.	22,347	372,301
Arbor Realty Trust, Inc.	11,638	117,195
Ares Commercial Real Estate Corp.	5,548	72,346
ARMOUR Residential REIT, Inc.	7,264	148,912
Blackstone Mortgage Trust, Inc., Class A	20,271	645,834
Capstead Mortgage Corp.	16,352	109,068
Cherry Hill Mortgage Investment Corp.	3,361	58,952
Colony Credit Real Estate, Inc.	15,783	249,214
Dynex Capital, Inc.	11,680	66,810
Exantas Capital Corp.	6,121	61,332
Granite Point Mortgage Trust, Inc.	7,920	142,798
Great Ajax Corp.	3,909	47,103
Invesco Mortgage Capital, Inc.	20,080	290,758
KKR Real Estate Finance Trust, Inc.	3,513	67,274
Ladder Capital Corp.	16,949	262,201
New York Mortgage Trust, Inc.	28,689	168,978
Orchid Island Capital, Inc.	9,996	63,874
PennyMac Mortgage Investment Trust	10,504	195,584
Ready Capital Corp.	3,645	50,410
Redwood Trust, Inc.	14,489	218,349
TPG RE Finance Trust, Inc.	6,032	110,265
Western Asset Mortgage Capital Corp.	8,577	71,532
		3,753,100
Thrifts and mortgage finance – 0.1%
Axos Financial, Inc. (A)	10,911	274,739
BankFinancial Corp.	3,691	55,180
Beneficial Bancorp, Inc.	12,976	185,427
BSB Bancorp, Inc. (A)	2,102	58,982
Capitol Federal Financial, Inc.	23,574	301,040
Columbia Financial, Inc. (A)	9,723	148,665
Dime Community Bancshares, Inc.	6,208	105,412
Entegra Financial Corp. (A)	1,776	36,852
Essent Group, Ltd. (A)	17,939	613,155
Federal Agricultural Mortgage Corp., Class C	1,702	102,869
First Defiance Financial Corp.	3,820	93,628
Flagstar Bancorp, Inc. (A)	5,297	139,841
FS Bancorp, Inc.	951	40,779
Hingham Institution for Savings	236	46,667
Home Bancorp, Inc.	1,603	56,746
HomeStreet, Inc. (A)	4,836	102,668
Kearny Financial Corp.	17,580	225,376
LendingTree, Inc. (A)(B)	4,752	1,043,397
Luther Burbank Corp.	4,630	41,763
Merchants Bancorp	2,995	59,780
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Meridian Bancorp, Inc.	9,427	$134,995
Meta Financial Group, Inc.	5,447	105,617
MGIC Investment Corp. (A)	67,625	707,358
Mr. Cooper Group, Inc. (A)	14,052	163,987
New York Community Bancorp, Inc.	214,055	2,014,258
NMI Holdings, Inc., Class A (A)	11,980	213,843
Northfield Bancorp, Inc.	8,857	120,012
Northwest Bancshares, Inc.	17,416	295,027
OceanFirst Financial Corp.	9,045	203,603
Ocwen Financial Corp. (A)	24,778	33,203
OP Bancorp (A)	3,735	33,129
Oritani Financial Corp.	8,072	119,062
PCSB Financial Corp.	3,907	76,421
PennyMac Financial Services, Inc.	3,686	78,364
Provident Bancorp, Inc. (A)	1,220	26,450
Provident Financial Services, Inc.	11,271	271,969
Radian Group, Inc.	40,400	660,944
Riverview Bancorp, Inc.	5,198	37,841
SI Financial Group, Inc.	3,418	43,511
Southern Missouri Bancorp, Inc.	1,354	45,901
Sterling Bancorp, Inc.	4,969	34,535
Territorial Bancorp, Inc.	2,112	54,870
Timberland Bancorp, Inc.	1,784	39,783
TrustCo Bank Corp.	18,761	128,700
United Community Financial Corp.	9,841	87,093
United Financial Bancorp, Inc.	10,127	148,867
Walker & Dunlop, Inc.	5,211	225,376
Washington Federal, Inc.	50,865	1,358,604
Waterstone Financial, Inc.	4,977	83,415
Western New England Bancorp, Inc.	6,405	64,306
WSFS Financial Corp.	5,708	216,390
		11,560,400
		1,412,296,532
Health care – 13.2%
Biotechnology – 2.0%
AbbVie, Inc.	357,182	32,928,609
Abeona Therapeutics, Inc. (A)	6,574	46,938
ACADIA Pharmaceuticals, Inc. (A)(B)	18,733	302,913
Acceleron Pharma, Inc. (A)	7,363	320,659
Achaogen, Inc. (A)(B)	9,104	11,198
Achillion Pharmaceuticals, Inc. (A)	28,551	45,396
Acorda Therapeutics, Inc. (A)	8,440	131,495
Adamas Pharmaceuticals, Inc. (A)(B)	4,712	40,240
Aduro Biotech, Inc. (A)	13,894	36,680
Adverum Biotechnologies, Inc. (A)	11,810	37,202
Agenus, Inc. (A)	18,380	43,744
AgeX Therapeutics, Inc. (A)(B)	3,250	9,718
Aimmune Therapeutics, Inc. (A)	8,438	201,837
Akebia Therapeutics, Inc. (A)	17,571	97,166
Albireo Pharma, Inc. (A)	2,078	50,973
Alder Biopharmaceuticals, Inc. (A)(B)	11,344	116,276
Aldeyra Therapeutics, Inc. (A)	4,555	37,807
Alexion Pharmaceuticals, Inc. (A)	53,174	5,177,021
Allakos, Inc. (A)	1,643	85,880
Allogene Therapeutics, Inc. (A)	4,122	111,005
AMAG Pharmaceuticals, Inc. (A)	6,598	100,224
Amgen, Inc.	151,279	29,449,483
Amicus Therapeutics, Inc. (A)(B)	36,086	345,704
AnaptysBio, Inc. (A)	4,041	257,775
Apellis Pharmaceuticals, Inc. (A)	7,194	94,889
Aptinyx, Inc. (A)	2,760	45,650
Arbutus Biopharma Corp. (A)	8,149	31,211
Ardelyx, Inc. (A)	11,589	20,744
Arena Pharmaceuticals, Inc. (A)	9,465	368,662
ArQule, Inc. (A)	21,964	60,840

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Array BioPharma, Inc. (A)	39,037	$556,277
Arrowhead Pharmaceuticals, Inc. (A)(B)	16,544	205,476
Atara Biotherapeutics, Inc. (A)	7,992	277,642
Athenex, Inc. (A)(B)	8,755	111,101
Athersys, Inc. (A)	26,732	38,494
Audentes Therapeutics, Inc. (A)	7,276	155,124
AVEO Pharmaceuticals, Inc. (A)(B)	22,273	35,637
Avid Bioservices, Inc. (A)	10,690	43,829
Avrobio, Inc. (A)	1,398	23,277
BeiGene, Ltd., ADR (A)	7,700	1,080,002
Bellicum Pharmaceuticals, Inc. (A)	9,777	28,549
BioCryst Pharmaceuticals, Inc. (A)(B)	21,064	169,986
Biogen, Inc. (A)	47,831	14,393,305
Biohaven Pharmaceutical Holding Company, Ltd. (A)	5,481	202,687
BioSpecifics Technologies Corp. (A)	1,210	73,326
BioTime, Inc. (A)(B)	22,530	20,570
Blueprint Medicines Corp. (A)	7,869	424,218
Calithera Biosciences, Inc. (A)	7,451	29,879
Cara Therapeutics, Inc. (A)(B)	6,421	83,473
CareDx, Inc. (A)	6,708	168,639
CASI Pharmaceuticals, Inc. (A)	9,974	40,095
Catalyst Pharmaceuticals, Inc. (A)	20,446	39,256
Celcuity, Inc. (A)	1,200	28,788
Celgene Corp. (A)	166,288	10,657,398
Cellular Biomedicine Group, Inc. (A)(B)	2,390	42,207
ChemoCentryx, Inc. (A)	4,751	51,833
Chimerix, Inc. (A)	11,331	29,121
Clovis Oncology, Inc. (A)(B)	9,124	163,867
Coherus Biosciences, Inc. (A)	10,225	92,536
Concert Pharmaceuticals, Inc. (A)	4,450	55,848
Corbus Pharmaceuticals Holdings, Inc. (A)(B)	10,261	59,924
Crinetics Pharmaceuticals, Inc. (A)(B)	1,439	43,156
CSL, Ltd.	107,119	13,991,656
Cytokinetics, Inc. (A)	9,574	60,508
CytomX Therapeutics, Inc. (A)	8,666	130,857
Deciphera Pharmaceuticals, Inc. (A)	1,849	38,811
Denali Therapeutics, Inc. (A)(B)	8,721	180,176
Dicerna Pharmaceuticals, Inc. (A)(B)	10,514	112,395
Dynavax Technologies Corp. (A)(B)	12,344	112,948
Eagle Pharmaceuticals, Inc. (A)	2,056	82,836
Editas Medicine, Inc. (A)	8,978	204,250
Emergent BioSolutions, Inc. (A)	8,597	509,630
Enanta Pharmaceuticals, Inc. (A)	3,196	226,373
Epizyme, Inc. (A)	12,048	74,216
Esperion Therapeutics, Inc. (A)(B)	4,379	201,434
Exelixis, Inc. (A)	130,507	2,567,073
Fate Therapeutics, Inc. (A)	11,675	149,790
FibroGen, Inc. (A)	14,405	666,663
Five Prime Therapeutics, Inc. (A)	6,957	64,700
Flexion Therapeutics, Inc. (A)(B)	6,707	75,923
G1 Therapeutics, Inc. (A)	4,531	86,769
Genmab A/S (A)	14,555	2,393,139
Genomic Health, Inc. (A)	3,991	257,060
Geron Corp. (A)	36,031	36,031
Gilead Sciences, Inc.	307,258	19,218,988
Global Blood Therapeutics, Inc. (A)	9,496	389,811
GlycoMimetics, Inc. (A)(B)	6,913	65,466
Grifols SA	70,629	1,854,137
Halozyme Therapeutics, Inc. (A)	23,918	349,920
Heron Therapeutics, Inc. (A)	13,119	340,307
Homology Medicines, Inc. (A)	3,433	76,762
Idera Pharmaceuticals, Inc. (A)	5,010	13,878
ImmunoGen, Inc. (A)	28,028	134,534
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Immunomedics, Inc. (A)(B)	27,829	$397,120
Incyte Corp. (A)	41,714	2,652,593
Inovio Pharmaceuticals, Inc. (A)	17,009	68,036
Insmed, Inc. (A)	14,723	193,166
Insys Therapeutics, Inc. (A)	6,325	22,138
Intellia Therapeutics, Inc. (A)	6,680	91,182
Intercept Pharmaceuticals, Inc. (A)	4,141	417,371
Intrexon Corp. (A)	14,370	93,980
Invitae Corp. (A)	12,649	139,898
Iovance Biotherapeutics, Inc. (A)	20,362	180,204
Ironwood Pharmaceuticals, Inc. (A)	27,121	280,974
Kadmon Holdings, Inc. (A)(B)	21,401	44,514
Karyopharm Therapeutics, Inc. (A)	9,644	90,364
Kindred Biosciences, Inc. (A)	6,413	70,222
Kiniksa Pharmaceuticals, Ltd., Class A (A)(B)	1,366	38,371
Kura Oncology, Inc. (A)	5,699	80,014
La Jolla Pharmaceutical Company (A)(B)	4,486	42,303
Lexicon Pharmaceuticals, Inc. (A)(B)	9,230	61,287
Ligand Pharmaceuticals, Inc. (A)	13,225	1,794,633
Loxo Oncology, Inc. (A)	5,088	712,676
MacroGenics, Inc. (A)	7,921	100,597
Madrigal Pharmaceuticals, Inc. (A)(B)	1,328	149,692
MannKind Corp. (A)(B)	30,739	32,583
MediciNova, Inc. (A)	8,309	67,885
Minerva Neurosciences, Inc. (A)	6,517	43,925
Mirati Therapeutics, Inc. (A)	3,870	164,165
Momenta Pharmaceuticals, Inc. (A)	15,000	165,600
Myriad Genetics, Inc. (A)	13,241	384,916
Natera, Inc. (A)	6,418	89,595
Novavax, Inc. (A)	73,539	135,312
OPKO Health, Inc. (A)	61,653	185,576
Organovo Holdings, Inc. (A)	28,444	27,224
Palatin Technologies, Inc. (A)(B)	46,939	33,252
PDL BioPharma, Inc. (A)	28,345	82,201
Pieris Pharmaceuticals, Inc. (A)	11,866	31,564
PolarityTE, Inc. (A)(B)	2,302	31,054
Portola Pharmaceuticals, Inc. (A)(B)	12,563	245,230
Progenics Pharmaceuticals, Inc. (A)	17,307	72,689
Proteostasis Therapeutics, Inc. (A)	7,506	24,319
Prothena Corp. PLC (A)	8,179	84,244
PTC Therapeutics, Inc. (A)	8,612	295,564
Puma Biotechnology, Inc. (A)(B)	5,615	114,265
Ra Pharmaceuticals, Inc. (A)	3,047	55,455
Radius Health, Inc. (A)(B)	7,932	130,799
Regeneron Pharmaceuticals, Inc. (A)	18,457	6,893,690
REGENXBIO, Inc. (A)	6,097	255,769
Repligen Corp. (A)	7,436	392,175
Retrophin, Inc. (A)	7,976	180,497
Rhythm Pharmaceuticals, Inc. (A)	3,079	82,764
Rigel Pharmaceuticals, Inc. (A)	34,383	79,081
Rocket Pharmaceuticals, Inc. (A)(B)	4,310	63,874
Rubius Therapeutics, Inc. (A)(B)	2,628	42,258
Sangamo Therapeutics, Inc. (A)(B)	19,473	223,550
Savara, Inc. (A)	6,330	47,918
Scholar Rock Holding Corp. (A)(B)	1,453	33,375
Selecta Biosciences, Inc. (A)(B)	5,035	13,393
Seres Therapeutics, Inc. (A)(B)	5,505	24,883
Shire PLC	216,547	12,600,346
Solid Biosciences, Inc. (A)(B)	2,435	65,258
Sorrento Therapeutics, Inc. (A)(B)	22,323	53,575
Spark Therapeutics, Inc. (A)(B)	6,026	235,858
Spectrum Pharmaceuticals, Inc. (A)	19,454	170,223
Spring Bank Pharmaceuticals, Inc. (A)	3,482	36,178
Stemline Therapeutics, Inc. (A)	5,955	56,573

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Synergy Pharmaceuticals, Inc. (A)	104,111	$11,858
Synlogic, Inc. (A)(B)	3,883	27,220
Syros Pharmaceuticals, Inc. (A)	5,930	33,030
T2 Biosystems, Inc. (A)	8,085	24,336
TG Therapeutics, Inc. (A)	13,140	53,874
Tocagen, Inc. (A)	4,178	34,301
Tyme Technologies, Inc. (A)	20,713	76,431
Ultragenyx Pharmaceutical, Inc. (A)	9,111	396,146
United Therapeutics Corp. (A)	19,026	2,071,931
Vanda Pharmaceuticals, Inc. (A)	9,772	255,342
Veracyte, Inc. (A)	5,570	70,071
Verastem, Inc. (A)(B)	14,039	47,171
Vericel Corp. (A)	8,242	143,411
Vertex Pharmaceuticals, Inc. (A)	60,734	10,064,231
Viking Therapeutics, Inc. (A)(B)	11,624	88,924
Voyager Therapeutics, Inc. (A)	4,614	43,372
Xencor, Inc. (A)	8,924	322,692
Zafgen, Inc. (A)	6,471	32,031
ZIOPHARM Oncology, Inc. (A)(B)	28,116	52,577
		190,319,439
Health care equipment and supplies – 2.7%
Abbott Laboratories	417,125	30,170,651
ABIOMED, Inc. (A)	10,779	3,503,606
Accuray, Inc. (A)	17,799	60,695
Align Technology, Inc. (A)	17,280	3,618,950
AngioDynamics, Inc. (A)	7,054	141,997
Anika Therapeutics, Inc. (A)	2,772	93,167
Antares Pharma, Inc. (A)	28,659	77,952
Asahi Intecc Company, Ltd.	23,100	977,255
AtriCure, Inc. (A)	7,058	215,975
Atrion Corp.	272	201,574
Avanos Medical, Inc. (A)	29,560	1,323,992
AxoGen, Inc. (A)	6,563	134,082
Baxter International, Inc.	117,469	7,731,810
Becton, Dickinson and Company	63,715	14,356,264
BioMerieux	9,809	647,006
Boston Scientific Corp. (A)	328,703	11,616,364
Cantel Medical Corp.	15,844	1,179,586
Cardiovascular Systems, Inc. (A)	6,527	185,954
Cerus Corp. (A)	25,849	131,054
Cochlear, Ltd.	13,658	1,673,495
Coloplast A/S, B Shares	28,129	2,616,436
CONMED Corp.	4,799	308,096
ConvaTec Group PLC (C)	325,107	575,862
CryoLife, Inc. (A)	6,831	193,864
CryoPort, Inc. (A)	5,287	58,316
Cutera, Inc. (A)	2,857	48,626
CytoSorbents Corp. (A)	6,186	49,983
Danaher Corp.	146,496	15,106,668
DENTSPLY SIRONA, Inc.	52,567	1,956,018
Edwards Lifesciences Corp. (A)	49,503	7,582,375
Fisher & Paykel Healthcare Corp., Ltd.	135,553	1,184,547
GenMark Diagnostics, Inc. (A)	11,027	53,591
Glaukos Corp. (A)	6,433	361,342
Globus Medical, Inc., Class A (A)	46,841	2,027,278
Haemonetics Corp. (A)	32,321	3,233,716
Helius Medical Technologies, Inc. (A)	4,036	36,970
Heska Corp. (A)	1,300	111,930
Hill-Rom Holdings, Inc.	29,369	2,600,625
Hologic, Inc. (A)	64,335	2,644,169
Hoya Corp.	90,307	5,445,515
ICU Medical, Inc. (A)	7,244	1,663,440
IDEXX Laboratories, Inc. (A)	20,472	3,808,201
Inogen, Inc. (A)	11,081	1,375,928
Integer Holdings Corp. (A)	5,863	447,112
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Integra LifeSciences Holdings Corp. (A)	30,860	$1,391,786
IntriCon Corp. (A)	1,520	40,098
Intuitive Surgical, Inc. (A)	27,125	12,990,705
Invacare Corp. (B)	7,086	30,470
iRadimed Corp. (A)	817	19,984
iRhythm Technologies, Inc. (A)	4,600	319,608
Koninklijke Philips NV	225,045	7,889,962
Lantheus Holdings, Inc. (A)	7,178	112,336
LeMaitre Vascular, Inc.	3,272	77,350
LivaNova PLC (A)	30,415	2,782,060
Masimo Corp. (A)	21,282	2,285,048
Medtronic PLC	318,739	28,992,499
Meridian Bioscience, Inc.	8,086	140,373
Merit Medical Systems, Inc. (A)	10,071	562,063
Natus Medical, Inc. (A)	6,215	211,496
Neogen Corp. (A)	9,520	542,640
Neuronetics, Inc. (A)	1,456	28,174
Nevro Corp. (A)	5,534	215,217
Novocure, Ltd. (A)	13,912	465,774
NuVasive, Inc. (A)	32,140	1,592,858
Nuvectra Corp. (A)	3,481	56,880
NxStage Medical, Inc. (A)	12,511	358,065
Olympus Corp.	69,002	2,110,409
OraSure Technologies, Inc. (A)	11,671	136,317
Orthofix Medical, Inc. (A)	3,341	175,369
OrthoPediatrics Corp. (A)	1,485	51,797
Oxford Immunotec Global PLC (A)	5,272	67,376
Quidel Corp. (A)	6,495	317,086
ResMed, Inc.	33,746	3,842,657
Rockwell Medical, Inc. (A)(B)	11,456	25,891
RTI Surgical, Inc. (A)	12,967	47,978
SeaSpine Holdings Corp. (A)	3,278	59,791
Senseonics Holdings, Inc. (A)(B)	17,588	45,553
Siemens Healthineers AG (A)(C)	35,517	1,484,136
Sientra, Inc. (A)	4,735	60,182
Smith & Nephew PLC	207,253	3,879,498
Sonova Holding AG	13,149	2,162,302
STAAR Surgical Company (A)	8,374	267,214
STERIS PLC	36,884	3,941,055
Straumann Holding AG	2,444	1,543,539
Stryker Corp.	73,769	11,563,291
Surmodics, Inc. (A)	2,531	119,615
Sysmex Corp.	39,579	1,879,649
Tactile Systems Technology, Inc. (A)	3,354	152,775
Tandem Diabetes Care, Inc. (A)	9,627	365,537
Teleflex, Inc.	20,071	5,187,952
Terumo Corp.	71,917	4,056,485
The Cooper Companies, Inc.	11,618	2,956,781
TransEnterix, Inc. (A)(B)	31,003	70,067
Utah Medical Products, Inc.	755	62,725
Varex Imaging Corp. (A)	7,340	173,811
Varian Medical Systems, Inc. (A)	21,643	2,452,368
ViewRay, Inc. (A)(B)	12,449	75,565
West Pharmaceutical Services, Inc.	32,336	3,169,898
William Demant Holding A/S (A)(B)	23,902	680,533
Wright Medical Group NV (A)	23,540	640,759
Zimmer Biomet Holdings, Inc.	48,586	5,039,340
		251,502,784
Health care providers and services – 2.1%
Acadia Healthcare Company, Inc. (A)(B)	38,524	990,452
Addus HomeCare Corp. (A)	1,832	124,356
Alfresa Holdings Corp.	44,500	1,134,288
Amedisys, Inc. (A)	5,033	589,415
American Renal Associates Holdings, Inc. (A)	2,867	33,028

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
AmerisourceBergen Corp.	37,197	$2,767,457
AMN Healthcare Services, Inc. (A)	8,663	490,846
Anthem, Inc.	61,458	16,140,715
BioScrip, Inc. (A)	25,747	91,917
BioTelemetry, Inc. (A)	6,241	372,713
Brookdale Senior Living, Inc. (A)	35,751	239,532
Capital Senior Living Corp. (A)	5,696	38,733
Cardinal Health, Inc.	70,795	3,157,457
Centene Corp. (A)	48,947	5,643,589
Chemed Corp.	6,989	1,979,844
Cigna Corp.	90,411	17,170,898
Civitas Solutions, Inc. (A)	3,291	57,625
Community Health Systems, Inc. (A)(B)	17,437	49,172
CorVel Corp. (A)	1,746	107,763
Cross Country Healthcare, Inc. (A)	7,418	54,374
CVS Health Corp.	307,132	20,123,289
DaVita, Inc. (A)	29,988	1,543,182
Diplomat Pharmacy, Inc. (A)(B)	10,735	144,493
Encompass Health Corp.	43,182	2,664,329
Fresenius Medical Care AG & Company KGaA	51,188	3,318,068
Fresenius SE & Company KGaA	98,740	4,772,508
Genesis Healthcare, Inc. (A)	14,650	17,287
HCA Healthcare, Inc.	63,813	7,941,528
HealthEquity, Inc. (A)	33,897	2,021,956
Henry Schein, Inc. (A)	36,198	2,842,267
Humana, Inc.	32,570	9,330,654
Laboratory Corp. of America Holdings (A)	24,091	3,044,139
LHC Group, Inc. (A)	5,553	521,316
Magellan Health, Inc. (A)	4,655	264,823
McKesson Corp.	46,400	5,125,808
Medipal Holdings Corp.	40,541	867,341
MEDNAX, Inc. (A)	39,032	1,288,056
Molina Healthcare, Inc. (A)	27,233	3,165,019
National HealthCare Corp.	2,273	178,317
National Research Corp.	2,101	80,132
NMC Health PLC	24,650	860,315
Owens & Minor, Inc.	12,051	76,283
Patterson Companies, Inc.	51,565	1,013,768
PetIQ, Inc. (A)	3,089	72,499
Quest Diagnostics, Inc.	32,311	2,690,537
R1 RCM, Inc. (A)	19,542	155,359
RadNet, Inc. (A)	7,712	78,431
Ramsay Health Care, Ltd.	33,494	1,362,418
Ryman Healthcare, Ltd.	94,711	683,510
Select Medical Holdings Corp. (A)	20,525	315,059
Sonic Healthcare, Ltd.	95,716	1,493,181
Surgery Partners, Inc. (A)	3,974	38,905
Suzuken Company, Ltd.	17,148	873,221
Tenet Healthcare Corp. (A)	52,026	891,726
The Ensign Group, Inc.	9,427	365,673
The Providence Service Corp. (A)	2,132	127,963
Tivity Health, Inc. (A)	7,602	188,606
Triple-S Management Corp., Class B (A)	4,325	75,212
UnitedHealth Group, Inc.	228,483	56,919,685
Universal Health Services, Inc., Class B	20,353	2,372,346
US Physical Therapy, Inc.	2,349	240,420
WellCare Health Plans, Inc. (A)	11,815	2,789,403
		194,173,206
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (A)	109,358	1,054,211
Castlight Health, Inc., B Shares (A)	16,506	35,818
Cerner Corp. (A)	77,783	4,078,941
Computer Programs & Systems, Inc.	2,440	61,244
Evolent Health, Inc., Class A (A)	12,838	256,118
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
HealthStream, Inc.	5,043	$121,788
HMS Holdings Corp. (A)	15,636	439,841
Inovalon Holdings, Inc., Class A (A)(B)	13,183	186,935
Inspire Medical Systems, Inc. (A)	2,309	97,555
M3, Inc.	99,686	1,342,892
Medidata Solutions, Inc. (A)	37,584	2,533,913
NextGen Healthcare, Inc. (A)	10,285	155,818
Omnicell, Inc. (A)	7,308	447,542
Simulations Plus, Inc.	2,523	50,208
Tabula Rasa HealthCare, Inc. (A)	3,356	213,979
Teladoc Health, Inc. (A)(B)	12,631	626,119
Vocera Communications, Inc. (A)	5,762	226,735
		11,929,657
Life sciences tools and services – 0.8%
Accelerate Diagnostics, Inc. (A)(B)	5,355	61,583
Agilent Technologies, Inc.	75,363	5,083,988
Bio-Rad Laboratories, Inc., Class A (A)	8,790	2,041,214
Bio-Techne Corp.	16,485	2,385,709
Cambrex Corp. (A)	6,377	240,796
Charles River Laboratories International, Inc. (A)	20,994	2,376,101
Codexis, Inc. (A)	9,687	161,773
Eurofins Scientific SE (B)	2,716	1,014,372
Fluidigm Corp. (A)	5,584	48,134
Harvard Bioscience, Inc. (A)	8,581	27,288
Illumina, Inc. (A)	34,919	10,473,256
IQVIA Holdings, Inc. (A)	37,603	4,368,341
Lonza Group AG (A)	17,633	4,583,781
Luminex Corp.	7,896	182,477
Medpace Holdings, Inc. (A)	4,142	219,236
Mettler-Toledo International, Inc. (A)	5,961	3,371,422
NanoString Technologies, Inc. (A)	5,049	74,877
NeoGenomics, Inc. (A)	12,339	155,595
Pacific Biosciences of California, Inc. (A)	26,025	192,585
PerkinElmer, Inc.	26,180	2,056,439
PRA Health Sciences, Inc. (A)	25,525	2,347,279
QIAGEN NV (A)	53,644	1,833,055
Quanterix Corp. (A)	1,831	33,526
Sartorius Stedim Biotech	6,548	655,582
Syneos Health, Inc. (A)	38,248	1,505,059
Thermo Fisher Scientific, Inc.	95,611	21,396,786
Waters Corp. (A)	17,946	3,385,513
		70,275,767
Pharmaceuticals – 5.5%
Aclaris Therapeutics, Inc. (A)	7,379	54,531
Aerie Pharmaceuticals, Inc. (A)	6,787	245,011
Akcea Therapeutics, Inc. (A)(B)	2,435	73,391
Akorn, Inc. (A)	18,547	62,874
Allergan PLC	75,436	10,082,776
Amneal Pharmaceuticals, Inc. (A)(B)	16,638	225,112
Amphastar Pharmaceuticals, Inc. (A)	6,957	138,444
ANI Pharmaceuticals, Inc. (A)	1,619	72,887
Aratana Therapeutics, Inc. (A)	9,853	60,399
Assembly Biosciences, Inc. (A)	4,152	93,918
Assertio Therapeutics, Inc. (A)	12,231	44,154
Astellas Pharma, Inc.	445,347	5,690,030
AstraZeneca PLC	299,946	22,389,746
Bayer AG	220,809	15,356,991
Bristol-Myers Squibb Company	387,613	20,148,124
Catalent, Inc. (A)	63,456	1,978,558
Chugai Pharmaceutical Company, Ltd.	53,034	3,075,929
Clearside Biomedical, Inc. (A)	9,017	9,648
Collegium Pharmaceutical, Inc. (A)(B)	5,714	98,109
Corcept Therapeutics, Inc. (A)(B)	18,655	249,231
Corium International, Inc. (A)(D)	5,285	951

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Cymabay Therapeutics, Inc. (A)	11,696	$92,048
Daiichi Sankyo Company, Ltd.	134,286	4,295,232
Dermira, Inc. (A)	7,342	52,789
Dova Pharmaceuticals, Inc. (A)(B)	2,706	20,511
Eisai Company, Ltd.	59,668	4,619,486
Eli Lilly & Company	223,895	25,909,129
Eloxx Pharmaceuticals, Inc. (A)	4,647	55,810
Endo International PLC (A)	42,360	309,228
GlaxoSmithKline PLC	1,174,427	22,382,250
H Lundbeck A/S	16,500	726,212
Hisamitsu Pharmaceutical Company, Inc.	13,484	744,352
Horizon Pharma PLC (A)	31,776	620,903
Innoviva, Inc. (A)	13,212	230,549
Intersect ENT, Inc. (A)	5,759	162,289
Intra-Cellular Therapies, Inc. (A)	8,830	100,574
Ipsen SA	8,928	1,155,164
Johnson & Johnson	636,890	82,190,655
Kyowa Hakko Kirin Company, Ltd.	61,459	1,161,335
Liquidia Technologies, Inc. (A)	997	21,595
Mallinckrodt PLC (A)	51,834	818,977
Marinus Pharmaceuticals, Inc. (A)	8,486	24,355
Merck & Company, Inc.	617,533	47,185,697
Merck KGaA	30,602	3,149,940
Mitsubishi Tanabe Pharma Corp.	59,834	863,740
Mylan NV (A)	121,890	3,339,786
MyoKardia, Inc. (A)	6,463	315,782
Nektar Therapeutics (A)	40,775	1,340,274
Novartis AG	513,345	43,965,017
Novo Nordisk A/S, B Shares	430,213	19,758,422
Ocular Therapeutix, Inc. (A)	7,180	28,576
Omeros Corp. (A)(B)	8,957	99,781
Ono Pharmaceutical Company, Ltd.	90,100	1,839,905
Optinose, Inc. (A)	4,384	27,181
Orion OYJ, Class B	24,658	857,825
Otsuka Holdings Company, Ltd.	92,493	3,779,659
Pacira Pharmaceuticals, Inc. (A)	7,588	326,436
Paratek Pharmaceuticals, Inc. (A)(B)	7,214	37,008
Perrigo Company PLC	29,762	1,153,278
Pfizer, Inc.	1,372,729	59,919,621
Phibro Animal Health Corp., Class A	3,962	127,418
Prestige Consumer Healthcare, Inc. (A)	32,449	1,002,025
Reata Pharmaceuticals, Inc., Class A (A)	3,578	200,726
Recordati SpA	24,758	857,375
Revance Therapeutics, Inc. (A)	6,505	130,946
Roche Holding AG	166,352	41,298,354
Sanofi	266,706	23,136,701
Santen Pharmaceutical Company, Ltd.	86,700	1,250,929
Shionogi & Company, Ltd.	65,211	3,721,947
Sienna Biopharmaceuticals, Inc. (A)	5,875	13,630
SIGA Technologies, Inc. (A)	9,973	78,787
Sumitomo Dainippon Pharma Company, Ltd.	37,692	1,202,009
Supernus Pharmaceuticals, Inc. (A)	9,310	309,278
Taisho Pharmaceutical Holdings Company, Ltd.	8,516	854,735
Takeda Pharmaceutical Company, Ltd. (B)	169,316	5,738,876
Teligent, Inc. (A)	11,943	16,362
Teva Pharmaceutical Industries, Ltd., ADR (A)	229,108	3,532,845
The Medicines Company (A)(B)	13,217	252,973
TherapeuticsMD, Inc. (A)(B)	35,615	135,693
Theravance Biopharma, Inc. (A)	8,426	215,621
Tricida, Inc. (A)(B)	2,392	56,403
UCB SA	29,936	2,445,070
Vifor Pharma AG	10,774	1,172,377
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
WaVe Life Sciences, Ltd. (A)(B)	3,421	$143,819
Xeris Pharmaceuticals, Inc. (A)(B)	1,587	26,979
Zoetis, Inc.	113,912	9,744,032
Zogenix, Inc. (A)(B)	7,978	290,878
		511,788,973
		1,229,989,826
Industrials – 11.1%
Aerospace and defense – 1.9%
AAR Corp.	6,148	229,566
Aerojet Rocketdyne Holdings, Inc. (A)	13,615	479,656
Aerovironment, Inc. (A)	3,999	271,732
Airbus SE	137,858	13,143,345
Arconic, Inc.	101,620	1,713,313
Astronics Corp. (A)	3,845	117,080
Astronics Corp., Class B (A)	551	16,756
Axon Enterprise, Inc. (A)	10,824	473,550
BAE Systems PLC	756,261	4,423,259
Cubic Corp.	4,767	256,179
Curtiss-Wright Corp.	19,114	1,951,922
Dassault Aviation SA	593	822,368
Ducommun, Inc. (A)	2,103	76,381
Elbit Systems, Ltd.	5,568	639,141
Engility Holdings, Inc. (A)	3,443	97,988
Esterline Technologies Corp. (A)	16,482	2,001,739
General Dynamics Corp.	66,158	10,400,699
Harris Corp.	27,781	3,740,712
Huntington Ingalls Industries, Inc.	10,241	1,948,965
Kratos Defense & Security Solutions, Inc. (A)	16,784	236,487
L3 Technologies, Inc.	18,799	3,264,634
Leonardo SpA	95,826	844,248
Lockheed Martin Corp.	58,786	15,392,526
Maxar Technologies, Ltd.	10,744	128,498
Meggitt PLC	183,857	1,104,435
Mercury Systems, Inc. (A)	8,909	421,307
Moog, Inc., Class A	6,027	466,972
MTU Aero Engines AG	12,313	2,236,061
National Presto Industries, Inc. (B)	915	106,982
Northrop Grumman Corp.	41,166	10,081,553
Raytheon Company	67,441	10,342,077
Rolls-Royce Holdings PLC (A)	398,415	4,197,302
Safran SA	78,995	9,474,259
Singapore Technologies Engineering, Ltd.	369,652	947,600
Teledyne Technologies, Inc. (A)	15,748	3,260,938
Textron, Inc.	57,671	2,652,289
Thales SA	25,177	2,942,112
The Boeing Company	125,437	40,453,433
The KeyW Holding Corp. (A)	9,483	63,441
TransDigm Group, Inc. (A)	11,597	3,943,676
Triumph Group, Inc.	9,424	108,376
United Technologies Corp.	192,786	20,527,853
Vectrus, Inc. (A)	2,338	50,454
Wesco Aircraft Holdings, Inc. (A)	10,284	81,244
		176,133,108
Air freight and logistics – 0.4%
Air Transport Services Group, Inc. (A)	11,115	253,533
Atlas Air Worldwide Holdings, Inc. (A)	4,423	186,606
Bollore SA	207,932	833,652
C.H. Robinson Worldwide, Inc.	32,754	2,754,284
Deutsche Post AG	233,765	6,383,938
Echo Global Logistics, Inc. (A)	5,378	109,335
Expeditors International of Washington, Inc.	41,216	2,806,397
FedEx Corp.	57,517	9,279,218

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
Forward Air Corp.	5,528	$303,211
Hub Group, Inc., Class A (A)	6,176	228,944
Radiant Logistics, Inc. (A)	8,345	35,466
Royal Mail PLC	213,101	739,649
SG Holdings Company, Ltd.	22,700	590,255
United Parcel Service, Inc., Class B	165,107	16,102,886
Yamato Holdings Company, Ltd.	73,093	2,003,964
		42,611,338
Airlines – 0.3%
Alaska Air Group, Inc.	29,114	1,771,587
Allegiant Travel Company	2,451	245,639
American Airlines Group, Inc.	96,897	3,111,363
ANA Holdings, Inc. (B)	27,249	978,214
Delta Air Lines, Inc.	148,734	7,421,827
Deutsche Lufthansa AG	56,076	1,266,395
easyJet PLC	37,620	530,097
Hawaiian Holdings, Inc.	9,266	244,715
International Consolidated Airlines Group SA	142,463	1,129,411
Japan Airlines Company, Ltd.	27,240	965,415
JetBlue Airways Corp. (A)	133,040	2,136,622
Ryanair Holdings PLC, ADR (A)	5,255	374,892
Singapore Airlines, Ltd.	127,827	883,086
SkyWest, Inc.	9,622	427,890
Southwest Airlines Company	120,246	5,589,034
Spirit Airlines, Inc. (A)	12,886	746,357
United Continental Holdings, Inc. (A)	54,137	4,532,891
		32,355,435
Building products – 0.5%
AAON, Inc.	7,827	274,415
Advanced Drainage Systems, Inc.	6,814	165,240
AGC, Inc.	43,976	1,366,904
Allegion PLC	22,460	1,790,287
American Woodmark Corp. (A)	2,722	151,561
AO Smith Corp.	34,173	1,459,187
Apogee Enterprises, Inc.	5,289	157,877
Armstrong Flooring, Inc. (A)	4,245	50,261
Assa Abloy AB, B Shares	237,323	4,249,694
Builders FirstSource, Inc. (A)	21,541	235,012
Caesarstone, Ltd. (B)	4,723	64,138
Cie de Saint-Gobain	117,760	3,909,218
Continental Building Products, Inc. (A)	6,915	175,987
CSW Industrials, Inc. (A)	2,995	144,808
Daikin Industries, Ltd.	58,997	6,268,752
Fortune Brands Home & Security, Inc.	33,671	1,279,161
Geberit AG	8,771	3,415,607
Gibraltar Industries, Inc. (A)	6,044	215,106
Griffon Corp.	6,784	70,893
Insteel Industries, Inc.	3,543	86,024
JELD-WEN Holding, Inc. (A)	12,930	183,735
Johnson Controls International PLC	220,290	6,531,599
Kingspan Group PLC	36,263	1,554,502
Lennox International, Inc.	15,825	3,463,460
LIXIL Group Corp.	63,050	781,632
Masco Corp.	72,693	2,125,543
Masonite International Corp. (A)	4,978	223,164
NCI Building Systems, Inc. (A)	8,211	59,530
Patrick Industries, Inc. (A)	4,445	131,616
PGT Innovations, Inc. (A)	10,626	168,422
Quanex Building Products Corp.	6,799	92,398
Resideo Technologies, Inc. (A)	53,677	1,103,062
Simpson Manufacturing Company, Inc.	7,740	418,966
TOTO, Ltd.	33,500	1,158,770
Trex Company, Inc. (A)	11,105	659,193
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Universal Forest Products, Inc.	11,338	$294,334
		44,480,058
Commercial services and supplies – 0.6%
ABM Industries, Inc.	12,431	399,159
ACCO Brands Corp.	19,766	134,013
Advanced Disposal Services, Inc. (A)	13,557	324,555
Babcock International Group PLC	59,857	373,345
Brady Corp., Class A	8,904	386,968
Brambles, Ltd.	376,953	2,696,966
BrightView Holdings, Inc. (A)	4,906	50,090
Casella Waste Systems, Inc., Class A (A)	7,624	217,208
CECO Environmental Corp. (A)	6,305	42,559
Cimpress NV (A)	4,150	429,193
Cintas Corp.	20,655	3,469,833
Clean Harbors, Inc. (A)	22,246	1,097,840
Copart, Inc. (A)	49,387	2,359,711
Covanta Holding Corp.	22,152	297,280
Dai Nippon Printing Company, Ltd.	57,573	1,201,785
Deluxe Corp.	28,910	1,111,300
Edenred	56,653	2,086,470
Ennis, Inc.	5,054	97,290
Essendant, Inc.	7,293	91,746
G4S PLC	367,387	927,401
Healthcare Services Group, Inc. (B)	46,134	1,853,664
Heritage-Crystal Clean, Inc. (A)	2,936	67,557
Herman Miller, Inc.	37,182	1,124,756
HNI Corp.	27,340	968,656
Interface, Inc.	11,315	161,239
ISS A/S	39,566	1,107,721
Kimball International, Inc., Class B	7,291	103,459
Knoll, Inc.	9,299	153,248
LSC Communications, Inc.	6,404	44,828
Matthews International Corp., Class A	5,940	241,283
McGrath RentCorp	4,550	234,234
Mobile Mini, Inc.	8,438	267,907
MSA Safety, Inc.	21,703	2,045,942
Multi-Color Corp.	2,706	94,954
Park24 Company, Ltd. (B)	27,400	603,379
PICO Holdings, Inc. (A)	4,584	41,898
Pitney Bowes, Inc.	117,384	693,739
Quad/Graphics, Inc. (B)	6,056	74,610
Republic Services, Inc.	51,537	3,715,302
Rollins, Inc.	34,816	1,256,858
RR Donnelley & Sons Company	13,913	55,095
Secom Company, Ltd.	49,755	4,127,202
Securitas AB, B Shares	74,141	1,194,405
Societe BIC SA	6,071	620,181
Sohgo Security Services Company, Ltd.	16,900	789,612
SP Plus Corp. (A)	4,386	129,562
Steelcase, Inc., Class A	16,025	237,651
Stericycle, Inc. (A)	37,173	1,363,877
Team, Inc. (A)(B)	5,747	84,194
Tetra Tech, Inc.	10,402	538,512
The Brink's Company	31,546	2,039,449
Toppan Printing Company, Ltd.	57,962	851,998
UniFirst Corp.	2,855	408,465
US Ecology, Inc.	4,165	262,312
Viad Corp.	3,828	191,745
VSE Corp.	1,758	52,582
Waste Management, Inc.	93,248	8,298,140
		53,894,928
Construction and engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	59,605	2,307,146
AECOM (A)	68,242	1,808,413

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Aegion Corp. (A)	6,273	$102,375
Ameresco, Inc., Class A (A)	3,917	55,230
Argan, Inc.	2,694	101,941
Bouygues SA	52,007	1,867,509
CIMIC Group, Ltd.	23,033	704,347
Comfort Systems USA, Inc.	6,854	299,383
Dycom Industries, Inc. (A)	19,324	1,044,269
Eiffage SA	18,564	1,552,084
EMCOR Group, Inc.	35,688	2,130,217
Ferrovial SA	116,432	2,358,061
Fluor Corp.	33,245	1,070,489
Granite Construction, Inc.	28,705	1,156,237
Great Lakes Dredge & Dock Corp. (A)	11,808	78,169
HC2 Holdings, Inc. (A)(B)	8,989	23,731
HOCHTIEF AG	5,018	677,688
Infrastructure and Energy Alternatives, Inc. (A)	3,698	30,287
Jacobs Engineering Group, Inc.	28,181	1,647,461
JGC Corp.	49,106	691,131
Kajima Corp.	106,385	1,429,079
KBR, Inc.	87,816	1,333,047
MasTec, Inc. (A)(B)	39,702	1,610,313
MYR Group, Inc. (A)	3,109	87,581
Northwest Pipe Company (A)	2,137	49,771
NV5 Global, Inc. (A)	1,799	108,929
Obayashi Corp.	153,715	1,391,878
Orion Group Holdings, Inc. (A)	6,143	26,353
Primoris Services Corp.	7,872	150,591
Quanta Services, Inc.	35,181	1,058,948
Shimizu Corp.	130,729	1,063,470
Skanska AB, B Shares	80,539	1,284,211
Sterling Construction Company, Inc. (A)	5,641	61,430
Taisei Corp.	50,473	2,161,678
Tutor Perini Corp. (A)	6,946	110,928
Valmont Industries, Inc.	9,641	1,069,669
Vinci SA	120,132	9,878,690
Willscot Corp. (A)	7,001	65,949
		42,648,683
Electrical equipment – 0.8%
ABB, Ltd.	436,366	8,332,888
Acuity Brands, Inc.	17,499	2,011,510
Allied Motion Technologies, Inc.	1,389	62,074
AMETEK, Inc.	54,825	3,711,653
Atkore International Group, Inc. (A)	7,407	146,955
AZZ, Inc.	4,910	198,168
Eaton Corp. PLC	103,175	7,083,996
Emerson Electric Company	148,581	8,877,715
Encore Wire Corp.	3,897	195,551
Energous Corp. (A)(B)	5,404	31,289
EnerSys	26,232	2,035,866
Enphase Energy, Inc. (A)(B)	16,653	78,769
Fuji Electric Company, Ltd.	28,240	831,738
Generac Holdings, Inc. (A)	11,337	563,449
Hubbell, Inc.	23,881	2,372,339
Legrand SA	63,174	3,571,381
Melrose Industries PLC	1,150,332	2,403,163
Mitsubishi Electric Corp.	432,197	4,766,092
Nidec Corp.	52,993	5,995,997
nVent Electric PLC	71,273	1,600,792
OSRAM Licht AG	23,549	1,024,819
Plug Power, Inc. (A)(B)	43,444	53,871
Powell Industries, Inc.	2,015	50,395
Preformed Line Products Company	703	38,138
Prysmian SpA (B)	57,142	1,111,812
Regal Beloit Corp.	18,832	1,319,182
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Rockwell Automation, Inc.	28,670	$4,314,262
Schneider Electric SE	130,231	8,833,726
Siemens Gamesa Renewable Energy SA (A)	56,448	687,279
Sunrun, Inc. (A)	18,152	197,675
Thermon Group Holdings, Inc. (A)	6,363	129,042
TPI Composites, Inc. (A)	2,807	68,996
Vestas Wind Systems A/S	46,269	3,502,498
Vicor Corp. (A)	3,351	126,634
Vivint Solar, Inc. (A)	6,444	24,552
		76,354,266
Industrial conglomerates – 1.3%
3M Company	138,279	26,347,681
Carlisle Companies, Inc.	25,991	2,612,615
CK Hutchison Holdings, Ltd.	639,238	6,135,541
DCC PLC	23,261	1,774,356
General Electric Company	2,065,924	15,639,045
Honeywell International, Inc.	175,942	23,245,457
Jardine Matheson Holdings, Ltd.	52,300	3,641,581
Jardine Strategic Holdings, Ltd.	52,500	1,924,868
Keihan Holdings Company, Ltd.	22,800	929,025
Keppel Corp., Ltd.	344,445	1,495,307
NWS Holdings, Ltd.	368,599	756,870
Raven Industries, Inc.	6,797	245,983
Roper Technologies, Inc.	24,618	6,561,189
Seibu Holdings, Inc.	52,700	916,636
Sembcorp Industries, Ltd.	232,822	433,772
Siemens AG	181,136	20,215,059
Smiths Group PLC	93,708	1,631,359
Toshiba Corp.	154,428	4,360,570
		118,866,914
Machinery – 2.1%
Actuant Corp., Class A	11,466	240,671
AGCO Corp.	28,705	1,598,007
Alamo Group, Inc.	1,853	143,274
Albany International Corp., Class A	5,390	336,498
Alfa Laval AB	69,523	1,494,555
Alstom SA	36,845	1,488,333
Altra Industrial Motion Corp.	11,306	284,346
Amada Holdings Company, Ltd.	80,552	723,106
ANDRITZ AG	17,237	791,627
Astec Industries, Inc.	4,354	131,447
Atlas Copco AB, A Shares	159,000	3,793,427
Atlas Copco AB, B Shares	92,396	2,024,560
Barnes Group, Inc.	8,905	477,486
Blue Bird Corp. (A)	2,748	49,986
Briggs & Stratton Corp.	7,824	102,338
Caterpillar, Inc.	140,102	17,802,761
Chart Industries, Inc. (A)	5,818	378,345
CIRCOR International, Inc. (A)	3,170	67,521
CNH Industrial NV	240,721	2,174,982
Columbus McKinnon Corp.	4,348	131,049
Commercial Vehicle Group, Inc. (A)	6,101	34,776
Crane Company	22,058	1,592,146
Cummins, Inc.	35,115	4,692,769
Daifuku Company, Ltd.	24,000	1,088,172
Deere & Company	76,437	11,402,107
DMC Global, Inc.	2,757	96,826
Donaldson Company, Inc.	55,825	2,422,247
Douglas Dynamics, Inc.	4,261	152,927
Dover Corp.	34,920	2,477,574
Energy Recovery, Inc. (A)(B)	7,571	50,953
EnPro Industries, Inc.	3,842	230,904
Epiroc AB, Class A (A)	156,040	1,483,100
Epiroc AB, Class B (A)	92,338	824,243

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
ESCO Technologies, Inc.	4,814	$317,483
Evoqua Water Technologies Corp. (A)	14,866	142,714
FANUC Corp.	45,918	6,968,497
Federal Signal Corp.	11,115	221,189
Flowserve Corp.	30,936	1,176,187
Fortive Corp.	69,828	4,724,562
Franklin Electric Company, Inc.	8,768	375,972
FreightCar America, Inc. (A)	2,740	18,331
GEA Group AG	38,463	990,255
Global Brass & Copper Holdings, Inc.	4,146	104,272
Graco, Inc.	72,650	3,040,403
Graham Corp.	2,399	54,793
Harsco Corp. (A)	15,231	302,488
Hillenbrand, Inc.	11,736	445,146
Hino Motors, Ltd.	61,242	576,687
Hitachi Construction Machinery Company, Ltd.	25,452	595,607
Hoshizaki Corp.	12,900	782,755
Hurco Companies, Inc.	1,355	48,374
Hyster-Yale Materials Handling, Inc.	2,030	125,779
IDEX Corp.	33,484	4,227,690
IHI Corp.	34,776	957,788
Illinois Tool Works, Inc.	72,525	9,188,192
Ingersoll-Rand PLC	58,536	5,340,239
ITT, Inc.	38,239	1,845,797
John Bean Technologies Corp.	5,894	423,248
JTEKT Corp.	48,793	539,639
Kadant, Inc.	2,053	167,237
Kawasaki Heavy Industries, Ltd.	33,620	717,440
Kennametal, Inc.	51,053	1,699,044
KION Group AG	16,777	853,173
Komatsu, Ltd.	218,676	4,699,332
Kone OYJ, B Shares	80,244	3,830,958
Kubota Corp.	233,752	3,322,485
Kurita Water Industries, Ltd.	23,427	567,191
LB Foster Company, Class A (A)	2,341	37,222
Lincoln Electric Holdings, Inc.	28,131	2,218,129
Lindsay Corp.	2,019	194,329
Lydall, Inc. (A)	3,308	67,185
Makita Corp.	53,052	1,884,198
Meritor, Inc. (A)	15,187	256,812
Metso OYJ	24,920	654,704
Milacron Holdings Corp. (A)	13,133	156,151
Miller Industries, Inc.	2,200	59,400
MINEBEA MITSUMI, Inc.	91,000	1,312,220
MISUMI Group, Inc.	67,100	1,413,579
Mitsubishi Heavy Industries, Ltd.	71,863	2,578,613
Mueller Industries, Inc.	10,775	251,704
Mueller Water Products, Inc., Class A	29,195	265,675
Nabtesco Corp.	26,689	577,841
Navistar International Corp. (A)	9,312	241,646
NGK Insulators, Ltd.	62,061	841,176
NN, Inc.	8,368	56,149
Nordson Corp.	22,844	2,726,431
NSK, Ltd.	84,798	727,547
Omega Flex, Inc.	634	34,280
Oshkosh Corp.	31,383	1,924,092
PACCAR, Inc.	82,875	4,735,478
Parker-Hannifin Corp.	31,292	4,666,889
Park-Ohio Holdings Corp.	1,889	57,973
Pentair PLC	38,151	1,441,345
Proto Labs, Inc. (A)	5,089	573,988
RBC Bearings, Inc. (A)	4,487	588,246
REV Group, Inc.	6,311	47,396
Rexnord Corp. (A)	19,502	447,571
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Sandvik AB	267,311	$3,830,104
Schindler Holding AG	4,765	926,131
Schindler Holding AG, Participation Certificates	9,640	1,914,051
SKF AB, B Shares	89,778	1,364,503
SMC Corp.	13,547	4,078,628
Snap-on, Inc.	13,334	1,937,297
Spartan Motors, Inc.	6,997	50,588
SPX Corp. (A)	8,078	226,265
SPX FLOW, Inc. (A)	7,954	241,961
Standex International Corp.	2,416	162,307
Stanley Black & Decker, Inc.	35,749	4,280,585
Sumitomo Heavy Industries, Ltd.	26,225	777,602
Sun Hydraulics Corp.	5,583	185,300
Tennant Company	3,376	175,923
Terex Corp.	28,311	780,534
The Gorman-Rupp Company	3,386	109,740
The Greenbrier Companies, Inc.	5,899	233,246
The Manitowoc Company, Inc. (A)	6,826	100,820
The Timken Company	30,197	1,126,952
The Toro Company	45,917	2,565,842
The Weir Group PLC	58,354	966,298
THK Company, Ltd.	28,552	533,405
Titan International, Inc.	10,678	49,759
TriMas Corp. (A)	8,648	236,004
Trinity Industries, Inc.	63,862	1,314,919
Twin Disc, Inc. (A)	2,126	31,359
Volvo AB, B Shares	370,905	4,856,649
Wabash National Corp.	10,301	134,737
Wabtec Corp. (B)	37,534	2,636,764
Wartsila OYJ ABP	105,081	1,677,403
Watts Water Technologies, Inc., Class A	5,177	334,072
Woodward, Inc.	34,301	2,548,221
Xylem, Inc.	42,465	2,833,265
Yangzijiang Shipbuilding Holdings, Ltd.	564,615	518,792
		194,952,005
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	891	1,057,138
A.P. Moller - Maersk A/S, Series B	1,548	1,947,277
Costamare, Inc.	9,085	39,883
Eagle Bulk Shipping, Inc. (A)	9,698	44,708
Kirby Corp. (A)	23,519	1,584,240
Kuehne + Nagel International AG	12,786	1,645,898
Matson, Inc.	7,989	255,808
Mitsui OSK Lines, Ltd.	27,104	586,527
Nippon Yusen KK	36,225	553,922
Scorpio Bulkers, Inc.	11,722	64,823
		7,780,224
Professional services – 0.7%
Adecco Group AG	37,470	1,761,179
ASGN, Inc. (A)	32,473	1,769,779
Barrett Business Services, Inc.	1,396	79,921
BG Staffing, Inc.	1,810	37,377
Bureau Veritas SA	62,794	1,279,576
CBIZ, Inc. (A)	9,666	190,420
CRA International, Inc.	1,602	68,165
Equifax, Inc.	28,468	2,651,225
Experian PLC	216,677	5,252,665
Exponent, Inc.	9,730	493,408
Forrester Research, Inc.	2,014	90,026
Franklin Covey Company (A)	2,252	50,287
FTI Consulting, Inc. (A)	7,103	473,344
GP Strategies Corp. (A)	2,764	34,854
Heidrick & Struggles International, Inc.	3,573	111,442
Huron Consulting Group, Inc. (A)	4,139	212,372

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
ICF International, Inc.	3,396	$219,993
IHS Markit, Ltd. (A)	85,371	4,095,247
InnerWorkings, Inc. (A)	9,820	36,727
Insperity, Inc.	23,805	2,222,435
Intertek Group PLC	38,215	2,338,866
Kelly Services, Inc., Class A	5,879	120,402
Kforce, Inc.	4,443	137,378
Korn Ferry	10,791	426,676
ManpowerGroup, Inc.	26,989	1,748,887
Mistras Group, Inc. (A)	3,594	51,682
Navigant Consulting, Inc.	8,088	194,516
Nielsen Holdings PLC	84,218	1,964,806
Persol Holdings Company, Ltd.	42,000	623,005
Randstad NV	28,211	1,293,472
Recruit Holdings Company, Ltd.	261,000	6,305,428
RELX PLC	243,364	5,018,260
RELX PLC (Euronext Amsterdam Exchange)	224,738	4,624,039
Resources Connection, Inc.	6,018	85,456
Robert Half International, Inc.	28,948	1,655,826
SEEK, Ltd.	78,985	942,305
SGS SA	1,265	2,847,541
Teleperformance	13,681	2,188,545
The Dun & Bradstreet Corp.	16,207	2,313,387
Thomson Reuters Corp.	26,689	1,289,328
TriNet Group, Inc. (A)	8,225	345,039
TrueBlue, Inc. (A)	7,606	169,234
Verisk Analytics, Inc. (A)	38,940	4,246,018
WageWorks, Inc. (A)	7,526	204,406
Willdan Group, Inc. (A)	1,918	67,092
Wolters Kluwer NV	68,741	4,042,464
		66,374,500
Road and rail – 1.1%
ArcBest Corp.	4,893	167,634
Aurizon Holdings, Ltd.	471,221	1,421,673
Avis Budget Group, Inc. (A)	40,950	920,556
Central Japan Railway Company	34,176	7,210,698
ComfortDelGro Corp., Ltd.	512,718	809,861
Covenant Transportation Group, Inc., Class A (A)	2,554	49,037
CSX Corp.	190,571	11,840,176
Daseke, Inc. (A)	9,247	34,029
DSV A/S	44,514	2,939,811
East Japan Railway Company	72,340	6,388,351
Genesee & Wyoming, Inc., Class A (A)	25,488	1,886,622
Hankyu Hanshin Holdings, Inc.	54,200	1,802,023
Heartland Express, Inc.	8,887	162,632
Hertz Global Holdings, Inc. (A)	10,357	141,373
J.B. Hunt Transport Services, Inc.	20,681	1,924,160
Kansas City Southern	24,152	2,305,308
Keikyu Corp. (B)	52,279	854,308
Keio Corp.	24,315	1,414,961
Keisei Electric Railway Company, Ltd.	30,594	958,541
Kintetsu Group Holdings Company, Ltd.	40,674	1,767,410
Knight-Swift Transportation Holdings, Inc. (B)	54,857	1,375,265
Kyushu Railway Company	37,900	1,282,261
Landstar System, Inc.	17,947	1,716,989
Marten Transport, Ltd.	7,569	122,542
MTR Corp., Ltd.	361,315	1,901,537
Nagoya Railroad Company, Ltd.	43,099	1,135,076
Nippon Express Company, Ltd.	17,746	985,848
Norfolk Southern Corp.	64,709	9,676,584
Odakyu Electric Railway Company, Ltd.	69,779	1,534,483
Old Dominion Freight Line, Inc.	28,548	3,525,393
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Ryder System, Inc.	23,174	$1,115,828
Saia, Inc. (A)	4,849	270,671
Tobu Railway Company, Ltd.	45,273	1,222,381
Tokyu Corp.	118,408	1,934,900
U.S. Xpress Enterprises, Inc., Class A (A)	4,731	26,541
Union Pacific Corp.	174,830	24,166,751
Universal Logistics Holdings, Inc.	1,726	31,223
Werner Enterprises, Inc.	28,017	827,622
West Japan Railway Company	38,725	2,735,967
YRC Worldwide, Inc. (A)	7,945	25,027
		100,612,053
Trading companies and distributors – 0.6%
AerCap Holdings NV (A)	29,881	1,183,288
Aircastle, Ltd.	10,067	173,555
Applied Industrial Technologies, Inc.	7,134	384,808
Ashtead Group PLC	115,007	2,398,974
Beacon Roofing Supply, Inc. (A)	12,870	408,236
BlueLinx Holdings, Inc. (A)(B)	1,772	43,786
BMC Stock Holdings, Inc. (A)	12,823	198,500
Brenntag AG	36,582	1,596,774
Bunzl PLC	79,632	2,404,791
CAI International, Inc. (A)	3,226	74,940
DXP Enterprises, Inc. (A)	3,121	86,889
EVI Industries, Inc.	752	25,079
Fastenal Company	67,840	3,547,354
Ferguson PLC	54,893	3,507,564
Foundation Building Materials, Inc. (A)	3,463	28,778
GATX Corp. (B)	23,431	1,659,149
General Finance Corp. (A)	2,462	24,891
GMS, Inc. (A)	6,195	92,058
H&E Equipment Services, Inc.	6,091	124,378
Herc Holdings, Inc. (A)	4,628	120,282
ITOCHU Corp.	334,704	5,684,203
Kaman Corp.	5,173	290,154
Lawson Products, Inc. (A)	1,511	47,748
Marubeni Corp.	370,359	2,598,628
Mitsubishi Corp.	320,006	8,773,459
Mitsui & Company, Ltd.	391,903	6,020,926
MonotaRO Company, Ltd. (B)	29,700	732,145
MRC Global, Inc. (A)	15,905	194,518
MSC Industrial Direct Company, Inc., Class A	19,821	1,524,631
Nexeo Solutions, Inc. (A)	6,444	55,354
NOW, Inc. (A)(B)	67,583	786,666
Rexel SA	71,978	766,716
Rush Enterprises, Inc., Class A	4,704	162,194
Rush Enterprises, Inc., Class B	1,783	63,475
SiteOne Landscape Supply, Inc. (A)	7,629	421,655
Sumitomo Corp.	266,538	3,781,843
Systemax, Inc.	2,351	56,165
Textainer Group Holdings, Ltd. (A)	5,537	55,149
Titan Machinery, Inc. (A)	3,604	47,393
Toyota Tsusho Corp.	50,282	1,477,407
Triton International, Ltd.	9,725	302,156
United Rentals, Inc. (A)	19,068	1,955,042
Veritiv Corp. (A)	2,166	54,085
W.W. Grainger, Inc.	10,929	3,085,912
Watsco, Inc.	14,020	1,950,743
		58,972,441
Transportation infrastructure – 0.2%
Aena SME SA (C)	15,983	2,483,304
Aeroports de Paris	7,030	1,333,078
Atlantia SpA (B)	117,317	2,427,890
Auckland International Airport, Ltd.	227,793	1,099,430

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Transportation infrastructure (continued)
Fraport AG Frankfurt Airport Services Worldwide	9,853	$705,160
Getlink SE	110,694	1,487,434
Japan Airport Terminal Company, Ltd.	11,000	380,264
Kamigumi Company, Ltd.	25,506	521,821
SATS, Ltd.	159,700	546,983
Sydney Airport	261,656	1,240,728
Transurban Group	619,184	5,081,971
		17,308,063
		1,033,344,016
Information technology – 14.3%
Communications equipment – 0.9%
Acacia Communications, Inc. (A)	5,191	197,258
ADTRAN, Inc.	9,483	101,847
Applied Optoelectronics, Inc. (A)	3,740	57,708
Arista Networks, Inc. (A)	12,453	2,623,847
ARRIS International PLC (A)	71,336	2,180,742
CalAmp Corp. (A)	6,655	86,582
Calix, Inc. (A)	8,983	87,584
Casa Systems, Inc. (A)	5,105	67,029
Ciena Corp. (A)	89,130	3,022,398
Cisco Systems, Inc.	1,067,724	46,264,481
Comtech Telecommunications Corp.	4,518	109,968
Digi International, Inc. (A)	5,730	57,816
Extreme Networks, Inc. (A)	22,607	137,903
F5 Networks, Inc. (A)	14,379	2,329,829
Finisar Corp. (A)	22,097	477,295
Harmonic, Inc. (A)	16,752	79,069
Infinera Corp. (A)	28,895	115,291
InterDigital, Inc.	21,289	1,414,228
Juniper Networks, Inc.	81,516	2,193,596
KVH Industries, Inc. (A)	3,142	32,331
Lumentum Holdings, Inc. (A)(B)	46,126	1,937,753
Motorola Solutions, Inc.	38,846	4,468,844
NETGEAR, Inc. (A)	5,945	309,318
NetScout Systems, Inc. (A)	44,808	1,058,813
Nokia OYJ	1,333,427	7,740,698
Plantronics, Inc.	20,709	685,468
Quantenna Communications, Inc. (A)	6,772	97,178
Ribbon Communications, Inc. (A)	10,889	52,485
Telefonaktiebolaget LM Ericsson, B Shares	727,480	6,439,622
ViaSat, Inc. (A)(B)	34,914	2,058,180
Viavi Solutions, Inc. (A)	42,996	432,110
		86,917,271
Electronic equipment, instruments and components – 1.1%
Alps Alpine Company, Ltd.	44,600	864,811
Amphenol Corp., Class A	71,636	5,803,949
Anixter International, Inc. (A)	5,570	302,507
Arlo Technologies, Inc. (A)(B)	2,569	25,639
Arrow Electronics, Inc. (A)	38,051	2,623,616
Avnet, Inc.	48,551	1,752,691
AVX Corp.	8,852	134,993
Badger Meter, Inc.	5,410	266,226
Bel Fuse, Inc., Class B	2,095	38,590
Belden, Inc.	25,197	1,052,479
Benchmark Electronics, Inc.	8,507	180,178
Cognex Corp.	75,162	2,906,515
Coherent, Inc. (A)	10,642	1,124,966
Control4 Corp. (A)	5,069	89,214
Corning, Inc.	189,841	5,735,097
CTS Corp.	6,283	162,667
Daktronics, Inc.	7,521	55,655
Electro Scientific Industries, Inc. (A)	6,118	183,295
ePlus, Inc. (A)	2,548	181,341
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Fabrinet (A)	6,753	$346,496
FARO Technologies, Inc. (A)	3,318	134,844
Fitbit, Inc., Class A (A)(B)	40,788	202,716
FLIR Systems, Inc.	32,631	1,420,754
Hamamatsu Photonics KK	33,200	1,112,617
Hexagon AB, B Shares	61,212	2,829,680
Hirose Electric Company, Ltd.	7,275	711,742
Hitachi High-Technologies Corp.	16,284	509,924
Hitachi, Ltd.	228,894	6,068,035
II-VI, Inc. (A)	11,887	385,852
Ingenico Group SA	14,204	805,756
Insight Enterprises, Inc. (A)	6,606	269,195
IPG Photonics Corp. (A)	8,516	964,778
Itron, Inc. (A)	6,497	307,243
Jabil, Inc.	62,756	1,555,721
KEMET Corp.	10,644	186,696
Keyence Corp.	23,000	11,625,250
Keysight Technologies, Inc. (A)	44,311	2,750,827
Kimball Electronics, Inc. (A)	5,201	80,563
Knowles Corp. (A)	16,503	219,655
Kyocera Corp.	75,963	3,797,013
Littelfuse, Inc.	10,981	1,883,022
Mesa Laboratories, Inc.	644	134,203
Methode Electronics, Inc.	6,908	160,887
MTS Systems Corp.	3,484	139,813
Murata Manufacturing Company, Ltd.	42,713	5,755,565
Napco Security Technologies, Inc. (A)	2,656	41,832
National Instruments Corp.	49,134	2,229,701
Nippon Electric Glass Company, Ltd.	20,024	490,579
Novanta, Inc. (A)	6,206	390,978
Omron Corp.	45,618	1,653,739
OSI Systems, Inc. (A)	3,210	235,293
PAR Technology Corp. (A)	2,189	47,611
Park Electrochemical Corp.	3,940	71,196
PC Connection, Inc.	2,263	67,279
Plexus Corp. (A)	5,928	302,802
Rogers Corp. (A)	3,468	343,540
Sanmina Corp. (A)	12,810	308,209
ScanSource, Inc. (A)	4,745	163,133
Shimadzu Corp.	52,592	1,037,106
SYNNEX Corp.	25,880	2,092,139
TDK Corp.	30,721	2,150,635
TE Connectivity, Ltd.	81,477	6,162,106
Tech Data Corp. (A)	23,459	1,919,181
Trimble, Inc. (A)	109,626	3,607,792
TTM Technologies, Inc. (A)	17,964	174,790
Venture Corp., Ltd.	65,000	667,343
Vishay Intertechnology, Inc.	82,460	1,485,105
Vishay Precision Group, Inc. (A)	2,146	64,874
Yaskawa Electric Corp. (B)	56,810	1,388,673
Yokogawa Electric Corp.	54,092	933,754
Zebra Technologies Corp., Class A (A)	23,486	3,739,676
		99,612,342
IT services – 3.1%
Accenture PLC, Class A	151,485	21,360,900
Akamai Technologies, Inc. (A)	38,684	2,362,819
Alliance Data Systems Corp.	11,171	1,676,544
Amadeus IT Group SA	103,904	7,229,385
Atos SE	22,730	1,862,395
Automatic Data Processing, Inc.	103,999	13,636,349
Brightcove, Inc. (A)	7,607	53,553
Broadridge Financial Solutions, Inc.	28,020	2,696,925
CACI International, Inc., Class A (A)	15,427	2,221,951
Capgemini SE	37,974	3,777,084

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Carbonite, Inc. (A)	6,145	$155,223
Cardtronics PLC, Class A (A)	7,485	194,610
Cass Information Systems, Inc.	2,754	145,742
Cognizant Technology Solutions Corp., Class A	137,178	8,708,059
Computershare, Ltd.	109,277	1,324,357
ConvergeOne Holdings, Inc.	5,220	64,624
CoreLogic, Inc. (A)	35,163	1,175,147
CSG Systems International, Inc.	6,283	199,611
DXC Technology Company	66,472	3,534,316
Endurance International Group Holdings, Inc. (A)	13,649	90,766
Everi Holdings, Inc. (A)	13,012	67,012
EVERTEC, Inc.	11,422	327,811
Evo Payments, Inc., Class A (A)	4,655	114,839
Exela Technologies, Inc. (A)	10,045	39,075
ExlService Holdings, Inc. (A)	6,317	332,401
Fidelity National Information Services, Inc.	77,740	7,972,237
Fiserv, Inc. (A)	94,716	6,960,679
FleetCor Technologies, Inc. (A)	21,175	3,932,621
Fujitsu, Ltd.	46,523	2,900,065
Gartner, Inc. (A)	21,471	2,744,853
Global Payments, Inc.	37,398	3,856,856
GTT Communications, Inc. (A)(B)	8,082	191,220
I3 Verticals, Inc., Class A (A)	1,624	39,138
IBM Corp.	215,796	24,529,531
Information Services Group, Inc. (A)	7,809	33,110
Internap Corp. (A)	5,497	22,813
Jack Henry & Associates, Inc.	18,247	2,308,610
Leidos Holdings, Inc.	65,370	3,446,306
Limelight Networks, Inc. (A)	22,799	53,350
LiveRamp Holdings, Inc. (A)	48,603	1,877,534
ManTech International Corp., Class A	4,935	258,076
Mastercard, Inc., Class A	215,685	40,688,975
MAXIMUS, Inc.	39,947	2,600,150
MoneyGram International, Inc. (A)	8,809	17,618
NIC, Inc.	12,375	154,440
Nomura Research Institute, Ltd.	26,800	993,814
NTT Data Corp.	149,410	1,633,008
Obic Company, Ltd.	15,300	1,180,984
Otsuka Corp.	24,700	679,780
Paychex, Inc.	75,684	4,930,813
PayPal Holdings, Inc. (A)	279,843	23,531,998
Perficient, Inc. (A)	6,244	138,991
Perspecta, Inc.	88,732	1,527,965
Presidio, Inc.	7,133	93,086
PRGX Global, Inc. (A)	4,855	45,977
Sabre Corp.	120,172	2,600,522
Science Applications International Corp.	26,524	1,689,579
Sykes Enterprises, Inc. (A)	7,458	184,436
The Hackett Group, Inc.	4,770	76,368
The Western Union Company	105,737	1,803,873
Total System Services, Inc.	39,677	3,225,343
Travelport Worldwide, Ltd.	23,644	369,319
TTEC Holdings, Inc.	2,796	79,882
Tucows, Inc., Class A (A)(B)	1,851	111,171
Unisys Corp. (A)	9,560	111,183
VeriSign, Inc. (A)	25,365	3,761,376
Virtusa Corp. (A)	5,399	229,943
Visa, Inc., Class A	417,360	55,066,478
WEX, Inc. (A)	18,814	2,635,089
Wirecard AG	27,795	4,190,158
Wix.com, Ltd. (A)	10,300	930,502
		289,761,318
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment – 2.7%
Advanced Energy Industries, Inc. (A)	7,285	$312,745
Advanced Micro Devices, Inc. (A)	208,903	3,856,349
Alpha & Omega Semiconductor, Ltd. (A)	4,193	42,727
Ambarella, Inc. (A)(B)	5,822	203,654
Amkor Technology, Inc. (A)	19,544	128,209
Analog Devices, Inc.	87,870	7,541,882
Applied Materials, Inc.	233,982	7,660,571
Aquantia Corp. (A)	4,622	40,535
ASM Pacific Technology, Ltd.	71,868	693,827
ASML Holding NV	97,054	15,204,427
Axcelis Technologies, Inc. (A)	6,194	110,253
AXT, Inc. (A)	8,033	34,944
Broadcom, Inc.	98,184	24,966,228
Brooks Automation, Inc.	13,115	343,351
Cabot Microelectronics Corp.	5,331	508,311
CEVA, Inc. (A)	4,363	96,379
Cirrus Logic, Inc. (A)	37,395	1,240,766
Cohu, Inc.	7,736	124,318
Cree, Inc. (A)	63,682	2,723,998
Cypress Semiconductor Corp.	157,991	2,009,646
Diodes, Inc. (A)	7,611	245,531
Disco Corp.	6,800	790,626
Entegris, Inc.	26,724	745,466
First Solar, Inc. (A)	32,941	1,398,510
FormFactor, Inc. (A)	14,058	198,077
Ichor Holdings, Ltd. (A)(B)	4,542	74,035
Impinj, Inc. (A)	3,322	48,335
Infineon Technologies AG	269,145	5,388,731
Inphi Corp. (A)(B)	8,204	263,759
Integrated Device Technology, Inc. (A)	80,664	3,906,558
Intel Corp.	1,083,806	50,863,016
KLA-Tencor Corp.	36,336	3,251,709
Lam Research Corp.	36,848	5,017,592
Lattice Semiconductor Corp. (A)	22,444	155,312
MACOM Technology Solutions Holdings, Inc. (A)	8,746	126,904
Maxim Integrated Products, Inc.	65,729	3,342,320
MaxLinear, Inc. (A)	12,010	211,376
Microchip Technology, Inc. (B)	56,418	4,057,583
Micron Technology, Inc. (A)	265,984	8,439,672
MKS Instruments, Inc.	23,565	1,522,535
Monolithic Power Systems, Inc.	17,031	1,979,854
Nanometrics, Inc. (A)	4,397	120,170
NeoPhotonics Corp. (A)(B)	7,193	46,611
NVE Corp.	949	83,075
NVIDIA Corp.	144,870	19,340,145
NXP Semiconductors NV	81,500	5,972,320
PDF Solutions, Inc. (A)	5,832	49,164
Photronics, Inc. (A)	12,487	120,874
Power Integrations, Inc.	5,434	331,365
Qorvo, Inc. (A)	29,704	1,803,924
QUALCOMM, Inc.	287,871	16,382,739
Rambus, Inc. (A)	20,330	155,931
Renesas Electronics Corp. (A)	197,500	897,031
Rohm Company, Ltd.	22,342	1,425,977
Rudolph Technologies, Inc. (A)	6,061	124,069
Semtech Corp. (A)	12,264	562,550
Silicon Laboratories, Inc. (A)	26,913	2,121,014
Skyworks Solutions, Inc.	42,315	2,835,951
SMART Global Holdings, Inc. (A)(B)	1,905	56,579
STMicroelectronics NV	161,702	2,291,899
SUMCO Corp. (B)	55,600	619,217
SunPower Corp. (A)(B)	12,235	60,808
Synaptics, Inc. (A)	21,640	805,224
Teradyne, Inc.	78,244	2,455,297

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Texas Instruments, Inc.	228,076	$21,553,182
Tokyo Electron, Ltd.	37,160	4,183,259
Ultra Clean Holdings, Inc. (A)	7,680	65,050
Universal Display Corp.	18,504	1,731,419
Veeco Instruments, Inc. (A)	9,260	68,617
Versum Materials, Inc.	47,593	1,319,278
Xilinx, Inc.	59,794	5,092,655
Xperi Corp.	9,445	173,694
		252,719,709
Software – 4.2%
8x8, Inc. (A)	17,801	321,130
A10 Networks, Inc. (A)	10,617	66,250
ACI Worldwide, Inc. (A)	72,280	1,999,988
Adobe, Inc. (A)	115,988	26,241,125
Agilysys, Inc. (A)	3,493	50,090
Alarm.com Holdings, Inc. (A)	5,920	307,070
Altair Engineering, Inc., Class A (A)	5,472	150,918
Alteryx, Inc., Class A (A)(B)	5,514	327,918
Amber Road, Inc. (A)	5,496	45,232
American Software, Inc., Class A	6,050	63,223
ANSYS, Inc. (A)	19,930	2,848,794
Appfolio, Inc., Class A (A)	2,980	176,476
Apptio, Inc., Class A (A)	6,617	251,181
Autodesk, Inc. (A)	52,075	6,697,366
Avalara, Inc. (A)	1,742	54,263
Avaya Holdings Corp. (A)	19,619	285,653
Benefitfocus, Inc. (A)(B)	4,264	194,950
Blackbaud, Inc.	30,318	1,907,002
Blackline, Inc. (A)	6,979	285,790
Bottomline Technologies, Inc. (A)	7,988	383,424
Box, Inc., Class A (A)	23,353	394,199
Cadence Design Systems, Inc. (A)	66,861	2,907,116
Carbon Black, Inc. (A)	7,526	100,999
CDK Global, Inc.	56,208	2,691,239
ChannelAdvisor Corp. (A)	5,391	61,188
Check Point Software Technologies, Ltd. (A)	29,626	3,041,109
Cision, Ltd. (A)	12,875	150,638
Citrix Systems, Inc.	30,468	3,121,751
Cloudera, Inc. (A)(B)	20,154	222,903
CommVault Systems, Inc. (A)	24,544	1,450,305
Cornerstone OnDemand, Inc. (A)	10,296	519,227
Coupa Software, Inc. (A)	10,298	647,332
Dassault Systemes SE	30,964	3,677,897
Digimarc Corp. (A)(B)	2,432	35,264
Ebix, Inc. (B)	4,576	194,755
Ellie Mae, Inc. (A)(B)	6,525	409,966
Envestnet, Inc. (A)	8,457	416,000
Everbridge, Inc. (A)	5,098	289,362
Fair Isaac Corp. (A)	12,639	2,363,493
Five9, Inc. (A)	10,839	473,881
ForeScout Technologies, Inc. (A)	5,781	150,248
Fortinet, Inc. (A)	34,702	2,444,062
Hortonworks, Inc. (A)	13,902	200,467
HubSpot, Inc. (A)	6,973	876,715
Imperva, Inc. (A)	6,679	371,954
Instructure, Inc. (A)	6,019	225,773
Intuit, Inc.	61,634	12,132,653
j2 Global, Inc.	29,252	2,029,504
LivePerson, Inc. (A)	11,227	211,741
LogMeIn, Inc.	22,332	1,821,621
Manhattan Associates, Inc. (A)	28,536	1,209,070
Micro Focus International PLC	103,213	1,808,149
Microsoft Corp.	1,835,471	186,428,731
MicroStrategy, Inc., Class A (A)	1,797	229,567
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
MINDBODY, Inc., Class A (A)	8,284	$301,538
Mitek Systems, Inc. (A)	6,839	73,930
MobileIron, Inc. (A)	15,493	71,113
Model N, Inc. (A)	5,222	69,087
Monotype Imaging Holdings, Inc.	7,907	122,717
New Relic, Inc. (A)	8,494	687,759
Nice, Ltd. (A)	14,531	1,574,308
OneSpan, Inc. (A)	6,128	79,358
Oracle Corp.	638,774	28,840,646
Oracle Corp. Japan	9,106	578,029
Paylocity Holding Corp. (A)	5,493	330,734
Progress Software Corp.	8,504	301,807
PROS Holdings, Inc. (A)	6,072	190,661
PTC, Inc. (A)	46,621	3,864,881
Q2 Holdings, Inc. (A)	7,095	351,557
QAD, Inc., Class A	2,049	80,587
Qualys, Inc. (A)	6,430	480,578
Rapid7, Inc. (A)	7,067	220,208
Red Hat, Inc. (A)	41,935	7,365,463
SailPoint Technologies Holding, Inc. (A)	13,190	309,833
salesforce.com, Inc. (A)	181,683	24,885,121
SAP SE	232,708	23,096,182
SendGrid, Inc. (A)	5,574	240,630
ShotSpotter, Inc. (A)	1,452	45,273
SPS Commerce, Inc. (A)	3,247	267,488
Symantec Corp.	151,747	2,867,260
Synopsys, Inc. (A)	35,723	3,009,306
Telenav, Inc. (A)	8,424	34,201
Temenos AG (A)	14,299	1,718,207
Tenable Holdings, Inc. (A)	2,513	55,763
Teradata Corp. (A)	51,594	1,979,146
The Sage Group PLC	256,820	1,969,665
The Trade Desk, Inc., Class A (A)	6,272	727,928
The Ultimate Software Group, Inc. (A)	13,649	3,342,231
TiVo Corp.	22,805	214,595
Trend Micro, Inc.	28,264	1,527,260
Tyler Technologies, Inc. (A)	16,946	3,148,906
Upland Software, Inc. (A)	3,109	84,503
Varonis Systems, Inc. (A)	5,374	284,285
Verint Systems, Inc. (A)	12,181	515,378
VirnetX Holding Corp. (A)	12,226	29,342
Workiva, Inc. (A)	5,416	194,380
Yext, Inc. (A)	15,824	234,986
Zix Corp. (A)	10,937	62,669
Zscaler, Inc. (A)(B)	11,483	450,248
		392,846,469
Technology hardware, storage and peripherals – 2.3%
3D Systems Corp. (A)	20,648	209,990
Apple, Inc.	1,070,609	168,877,864
Avid Technology, Inc. (A)	6,309	29,968
Brother Industries, Ltd.	52,736	780,561
Canon, Inc.	236,877	6,517,836
Cray, Inc. (A)	7,666	165,509
Diebold Nixdorf, Inc. (B)	16,090	40,064
Electronics For Imaging, Inc. (A)	8,295	205,716
FUJIFILM Holdings Corp.	91,438	3,544,548
Hewlett Packard Enterprise Company	337,860	4,463,131
HP, Inc.	376,542	7,704,049
Immersion Corp. (A)	5,436	48,707
Konica Minolta, Inc.	107,086	963,927
NCR Corp. (A)	51,594	1,190,790
NEC Corp.	61,684	1,834,103
NetApp, Inc.	59,807	3,568,684
Ricoh Company, Ltd.	158,777	1,551,555
Seagate Technology PLC	61,785	2,384,283

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Seiko Epson Corp.	66,247	$925,250
Stratasys, Ltd. (A)	9,691	174,535
USA Technologies, Inc. (A)	11,738	45,661
Western Digital Corp.	68,882	2,546,568
Xerox Corp.	49,010	968,438
		208,741,737
		1,330,598,846
Materials – 4.4%
Chemicals – 2.4%
A. Schulman, Inc. (A)(B)(D)	4,750	9,073
Advanced Emissions Solutions, Inc.	4,048	42,706
AdvanSix, Inc. (A)	5,693	138,568
AgroFresh Solutions, Inc. (A)(B)	7,026	26,629
Air Liquide SA	101,407	12,592,269
Air Products & Chemicals, Inc.	52,164	8,348,848
Air Water, Inc.	35,307	532,121
Akzo Nobel NV	59,815	4,817,140
Albemarle Corp. (B)	25,014	1,927,829
American Vanguard Corp.	5,743	87,236
Amyris, Inc. (A)	7,028	23,474
Arkema SA	16,298	1,399,153
Asahi Kasei Corp.	298,857	3,067,282
Ashland Global Holdings, Inc.	27,276	1,935,505
Balchem Corp.	6,093	477,387
BASF SE	217,477	15,148,053
Cabot Corp.	26,203	1,125,157
Celanese Corp.	31,795	2,860,596
CF Industries Holdings, Inc.	55,196	2,401,578
Chase Corp.	1,379	137,969
Chr. Hansen Holding A/S	23,415	2,078,472
Clariant AG (A)	47,158	869,675
Covestro AG (C)	45,550	2,255,840
Croda International PLC	31,170	1,861,501
Daicel Corp.	62,185	638,368
DowDuPont, Inc.	544,550	29,122,534
Eastman Chemical Company	33,401	2,441,947
Ecolab, Inc.	60,445	8,906,571
EMS-Chemie Holding AG	1,938	922,715
Evonik Industries AG	38,619	963,975
Ferro Corp. (A)	15,779	247,415
FMC Corp.	31,829	2,354,073
FutureFuel Corp.	5,054	80,156
GCP Applied Technologies, Inc. (A)	13,564	332,996
Givaudan SA	2,186	5,068,612
Hawkins, Inc.	1,920	78,624
HB Fuller Company	9,504	405,536
Hitachi Chemical Company, Ltd.	24,670	371,128
Incitec Pivot, Ltd.	387,137	894,878
Ingevity Corp. (A)	7,953	665,587
Innophos Holdings, Inc.	3,822	93,754
Innospec, Inc.	4,585	283,170
International Flavors & Fragrances, Inc.	1,442,675	3,513,415
Intrepid Potash, Inc. (A)	19,592	50,939
Israel Chemicals, Ltd.	166,719	947,978
Johnson Matthey PLC	45,825	1,636,210
JSR Corp.	45,490	682,829
Kaneka Corp.	11,646	417,071
Kansai Paint Company, Ltd.	41,954	805,822
Koninklijke DSM NV	42,958	3,484,997
Koppers Holdings, Inc. (A)	4,036	68,773
Kraton Corp. (A)	5,930	129,511
Kronos Worldwide, Inc.	4,558	52,508
Kuraray Company, Ltd.	75,606	1,063,363
LANXESS AG	20,587	946,516
Linde PLC	130,890	20,424,076
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
LSB Industries, Inc. (A)	4,348	$24,001
LyondellBasell Industries NV, Class A	74,714	6,213,216
Minerals Technologies, Inc.	22,066	1,132,868
Mitsubishi Chemical Holdings Corp.	303,159	2,290,354
Mitsubishi Gas Chemical Company, Inc.	38,370	574,767
Mitsui Chemicals, Inc.	43,618	984,729
NewMarket Corp.	3,883	1,600,145
Nippon Paint Holdings Company, Ltd. (B)	34,700	1,182,281
Nissan Chemical Corp.	30,000	1,565,487
Nitto Denko Corp.	39,087	1,960,386
Novozymes A/S, B Shares	51,838	2,316,246
Olin Corp.	72,825	1,464,511
OMNOVA Solutions, Inc. (A)	9,163	67,165
Orica, Ltd.	89,791	1,091,364
PolyOne Corp.	49,895	1,426,997
PPG Industries, Inc.	57,218	5,849,396
PQ Group Holdings, Inc. (A)	6,940	102,781
Quaker Chemical Corp.	2,452	435,745
Rayonier Advanced Materials, Inc.	9,526	101,452
RPM International, Inc.	57,932	3,405,243
Sensient Technologies Corp.	26,408	1,474,887
Shin-Etsu Chemical Company, Ltd.	86,046	6,611,155
Showa Denko KK (B)	31,900	947,255
Sika AG	30,675	3,896,447
Solvay SA	17,549	1,754,939
Stepan Company	3,819	282,606
Sumitomo Chemical Company, Ltd.	352,744	1,708,237
Symrise AG	29,200	2,163,518
Taiyo Nippon Sanso Corp.	30,757	500,012
Teijin, Ltd.	42,148	672,678
The Chemours Company	74,676	2,107,357
The Mosaic Company	83,839	2,448,937
The Scotts Miracle-Gro Company	17,147	1,053,855
The Sherwin-Williams Company	19,573	7,701,193
Toray Industries, Inc.	328,372	2,321,627
Tosoh Corp.	61,600	799,019
Trecora Resources (A)	4,635	36,153
Tredegar Corp.	5,111	81,060
Trinseo SA	8,056	368,804
Tronox, Ltd., Class A	17,813	138,585
Umicore SA (B)	49,591	1,978,929
Valvoline, Inc.	82,133	1,589,274
Yara International ASA	42,050	1,621,000
		228,306,769
Construction materials – 0.3%
Boral, Ltd.	277,584	965,996
CRH PLC	196,898	5,215,198
Eagle Materials, Inc.	20,466	1,249,040
Fletcher Building, Ltd. (A)	202,052	662,458
HeidelbergCement AG	35,236	2,159,889
Imerys SA	8,482	407,627
James Hardie Industries PLC	104,543	1,138,974
LafargeHolcim, Ltd. (A)	114,963	4,744,356
Martin Marietta Materials, Inc.	14,897	2,560,347
Summit Materials, Inc., Class A (A)	21,232	263,277
Taiheiyo Cement Corp.	28,570	879,247
U.S. Concrete, Inc. (A)(B)	3,091	109,050
Vulcan Materials Company	31,271	3,089,575
		23,445,034
Containers and packaging – 0.3%
Amcor, Ltd.	274,223	2,560,544
AptarGroup, Inc.	27,418	2,579,211
Avery Dennison Corp.	20,667	1,856,517
Ball Corp. (B)	80,218	3,688,424
Bemis Company, Inc.	39,730	1,823,607

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Greif, Inc., Class A	16,041	$595,282
Greif, Inc., Class B	1,096	48,662
International Paper Company	96,667	3,901,480
Myers Industries, Inc.	6,907	104,365
Owens-Illinois, Inc. (A)	69,272	1,194,249
Packaging Corp. of America	22,341	1,864,580
Sealed Air Corp.	37,546	1,308,103
Silgan Holdings, Inc.	33,801	798,380
Smurfit Kappa Group PLC	53,359	1,419,755
Sonoco Products Company	43,567	2,314,715
Toyo Seikan Group Holdings, Ltd.	36,029	824,638
UFP Technologies, Inc. (A)	1,526	45,841
Westrock Company	60,313	2,277,419
		29,205,772
Metals and mining – 1.3%
AK Steel Holding Corp. (A)(B)	59,962	134,915
Allegheny Technologies, Inc. (A)	78,447	1,707,791
Alumina, Ltd.	579,603	938,845
Anglo American PLC	249,466	5,578,225
Antofagasta PLC	93,373	933,871
ArcelorMittal	157,278	3,255,709
BHP Group PLC	500,095	10,567,513
BHP Group, Ltd.	760,462	18,381,156
BlueScope Steel, Ltd.	128,766	993,316
Boliden AB	64,762	1,403,329
Carpenter Technology Corp.	29,465	1,049,249
Century Aluminum Company (A)	9,736	71,170
Cleveland-Cliffs, Inc. (B)	55,981	430,494
Coeur Mining, Inc. (A)	34,959	156,267
Commercial Metals Company	73,065	1,170,501
Compass Minerals International, Inc.	21,203	883,953
Fortescue Metals Group, Ltd.	368,641	1,087,044
Freeport-McMoRan, Inc.	342,571	3,531,907
Fresnillo PLC	52,345	575,174
Glencore PLC (A)	2,701,653	10,044,921
Gold Resource Corp.	11,305	45,220
Havilah Mining Corp. (A)	3,149	630
Haynes International, Inc.	2,515	66,396
Hecla Mining Company	85,742	202,351
Hitachi Metals, Ltd.	50,764	527,973
JFE Holdings, Inc.	116,433	1,854,582
Kaiser Aluminum Corp.	3,032	270,727
Kobe Steel, Ltd.	73,284	507,946
Maruichi Steel Tube, Ltd.	13,361	419,132
Materion Corp.	3,790	170,512
Mitsubishi Materials Corp.	24,869	655,316
Newcrest Mining, Ltd.	181,785	2,793,865
Newmont Mining Corp.	126,106	4,369,573
Nippon Steel & Sumitomo Metal Corp.	180,000	3,092,560
Norsk Hydro ASA	318,432	1,442,834
Nucor Corp.	74,789	3,874,818
Olympic Steel, Inc.	1,944	27,741
Randgold Resources, Ltd.	22,356	1,849,495
Reliance Steel & Aluminum Company	30,744	2,188,050
Rio Tinto PLC	277,866	13,307,667
Rio Tinto, Ltd.	87,886	4,864,138
Royal Gold, Inc.	28,595	2,449,162
Ryerson Holding Corp. (A)	3,279	20,789
Schnitzer Steel Industries, Inc., Class A	4,934	106,328
South32, Ltd.	1,212,131	2,883,434
Steel Dynamics, Inc.	100,200	3,010,008
Sumitomo Metal Mining Company, Ltd.	55,107	1,475,735
SunCoke Energy, Inc. (A)	12,488	106,772
Synalloy Corp.	1,892	31,388
Tahoe Resources, Inc. (A)	58,668	214,138
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
thyssenkrupp AG	103,182	$1,772,455
TimkenSteel Corp. (A)	7,882	68,889
United States Steel Corp.	77,379	1,411,393
Universal Stainless & Alloy Products, Inc. (A)	1,962	31,804
voestalpine AG	27,141	809,463
Warrior Met Coal, Inc.	8,050	194,086
Worthington Industries, Inc.	25,437	886,225
		120,898,945
Paper and forest products – 0.1%
Boise Cascade Company	7,323	174,654
Clearwater Paper Corp. (A)	3,224	78,569
Domtar Corp.	27,458	964,600
Louisiana-Pacific Corp.	88,118	1,957,982
Mondi PLC	86,955	1,811,075
Neenah, Inc.	3,171	186,835
Oji Holdings Corp.	204,138	1,043,030
PH Glatfelter Company	8,434	82,316
Schweitzer-Mauduit International, Inc.	5,869	147,018
Stora Enso OYJ, R Shares	130,480	1,512,746
UPM-Kymmene OYJ	126,378	3,199,110
Verso Corp., Class A (A)	6,471	144,950
		11,302,885
		413,159,405
Real estate – 3.7%
Equity real estate investment trusts – 2.9%
Acadia Realty Trust	14,896	353,929
Agree Realty Corp.	6,226	368,081
Alexander & Baldwin, Inc. (A)	42,576	782,547
Alexander's, Inc.	417	127,077
Alexandria Real Estate Equities, Inc.	25,562	2,945,765
American Assets Trust, Inc.	7,215	289,827
American Campus Communities, Inc.	59,815	2,475,743
American Tower Corp.	104,610	16,548,256
Americold Realty Trust	16,226	414,412
Apartment Investment & Management Company, Class A	37,199	1,632,292
Armada Hoffler Properties, Inc.	9,638	135,510
Ascendas Real Estate Investment Trust	625,578	1,180,584
Ashford Hospitality Trust, Inc.	18,208	72,832
AvalonBay Communities, Inc.	32,954	5,735,644
Bluerock Residential Growth REIT, Inc.	6,045	54,526
Boston Properties, Inc.	36,508	4,108,975
Braemar Hotels & Resorts, Inc.	6,322	56,455
Camden Property Trust	40,654	3,579,585
CapitaLand Commercial Trust	620,494	796,979
CapitaLand Mall Trust	588,203	975,412
CareTrust REIT, Inc.	15,738	290,523
CatchMark Timber Trust, Inc., Class A	10,644	75,572
CBL & Associates Properties, Inc.	33,382	64,093
Cedar Realty Trust, Inc.	18,897	59,337
Chatham Lodging Trust	8,576	151,624
Chesapeake Lodging Trust	11,132	271,064
City Office REIT, Inc.	8,302	85,096
Clipper Realty, Inc.	3,238	42,321
Community Healthcare Trust, Inc.	3,542	102,116
CoreCivic, Inc.	74,026	1,319,884
CorEnergy Infrastructure Trust, Inc.	2,394	79,194
CorePoint Lodging, Inc.	7,982	97,780
CoreSite Realty Corp.	16,019	1,397,337
Corporate Office Properties Trust	47,518	999,304
Cousins Properties, Inc.	261,645	2,066,996
Covivio	8,912	859,858
Crown Castle International Corp.	98,529	10,703,205

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
CyrusOne, Inc.	46,196	$2,442,844
Daiwa House REIT Investment Corp.	411	920,690
Dexus	240,851	1,802,677
DiamondRock Hospitality Company	38,155	346,447
Digital Realty Trust, Inc.	49,185	5,240,662
Douglas Emmett, Inc.	70,468	2,405,073
Duke Realty Corp.	84,465	2,187,644
Easterly Government Properties, Inc.	11,304	177,247
EastGroup Properties, Inc.	6,520	598,080
EPR Properties	32,450	2,077,774
Equinix, Inc.	19,095	6,732,133
Equity Residential	87,801	5,795,744
Essential Properties Realty Trust, Inc.	7,023	97,198
Essex Property Trust, Inc.	15,616	3,829,199
Extra Space Storage, Inc.	29,907	2,705,985
Farmland Partners, Inc.	7,078	32,134
Federal Realty Investment Trust	17,375	2,050,945
First Industrial Realty Trust, Inc.	78,263	2,258,670
Four Corners Property Trust, Inc.	12,781	334,862
Franklin Street Properties Corp.	20,097	125,204
Front Yard Residential Corp.	9,961	86,960
Gecina SA	10,820	1,400,648
Getty Realty Corp.	6,155	181,019
Gladstone Commercial Corp.	6,159	110,369
Gladstone Land Corp.	3,282	37,677
Global Medical REIT, Inc.	4,219	37,507
Global Net Lease, Inc.	13,305	234,434
Goodman Group	386,540	2,895,518
Government Properties Income Trust	18,954	130,214
Hammerson PLC	185,931	782,756
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,693	184,652
HCP, Inc.	113,520	3,170,614
Healthcare Realty Trust, Inc.	77,646	2,208,252
Hersha Hospitality Trust	6,768	118,711
Highwoods Properties, Inc.	45,174	1,747,782
Hospitality Properties Trust	71,783	1,714,178
Host Hotels & Resorts, Inc.	175,346	2,923,018
ICADE	7,942	605,281
Independence Realty Trust, Inc.	16,779	154,031
Industrial Logistics Properties Trust (B)	12,162	239,224
InfraREIT, Inc.	4,498	94,548
Innovative Industrial Properties, Inc. (B)	1,764	80,068
Investors Real Estate Trust	2,367	116,134
Iron Mountain, Inc.	67,650	2,192,537
iStar, Inc.	12,572	115,285
Japan Prime Realty Investment Corp.	197	748,083
Japan Real Estate Investment Corp.	312	1,751,776
Japan Retail Fund Investment Corp.	620	1,237,252
JBG SMITH Properties	47,500	1,653,475
Jernigan Capital, Inc.	3,628	71,907
Kilroy Realty Corp.	43,975	2,765,148
Kimco Realty Corp.	99,621	1,459,448
Kite Realty Group Trust	15,773	222,242
Klepierre SA	48,382	1,495,201
Lamar Advertising Company, Class A	37,140	2,569,345
Land Securities Group PLC	175,562	1,802,644
Lexington Realty Trust	40,055	328,852
Liberty Property Trust	64,525	2,702,307
Life Storage, Inc.	20,341	1,891,510
Link REIT	500,606	5,075,004
LTC Properties, Inc.	7,331	305,556
Mack-Cali Realty Corp.	56,503	1,106,894
MedEquities Realty Trust, Inc.	6,790	46,444
Medical Properties Trust, Inc.	159,302	2,561,576
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Mid-America Apartment Communities, Inc.	26,907	$2,575,000
Mirvac Group	879,932	1,389,698
Monmouth Real Estate Investment Corp.	16,524	204,898
National Health Investors, Inc.	7,530	568,816
National Retail Properties, Inc.	69,466	3,369,796
National Storage Affiliates Trust	10,524	278,465
New Senior Investment Group, Inc.	15,898	65,500
NexPoint Residential Trust, Inc.	3,548	124,357
Nippon Building Fund, Inc. (B)	318	2,002,389
Nippon Prologis REIT, Inc.	414	873,736
Nomura Real Estate Master Fund, Inc.	921	1,211,763
NorthStar Realty Europe Corp.	8,738	127,051
Omega Healthcare Investors, Inc.	87,608	3,079,421
One Liberty Properties, Inc.	3,244	78,570
Pebblebrook Hotel Trust	84,089	2,380,560
Pennsylvania Real Estate Investment Trust	13,492	80,142
Physicians Realty Trust	34,112	546,815
Piedmont Office Realty Trust, Inc., Class A	23,226	395,771
PotlatchDeltic Corp.	42,056	1,330,652
Preferred Apartment Communities, Inc., Class A	7,800	109,668
Prologis, Inc.	149,646	8,787,213
PS Business Parks, Inc.	3,653	478,543
Public Storage	35,673	7,220,572
QTS Realty Trust, Inc., Class A	9,599	355,643
Rayonier, Inc.	56,514	1,564,873
Realty Income Corp.	70,134	4,421,247
Regency Centers Corp.	40,059	2,350,662
Retail Opportunity Investments Corp.	21,179	336,323
Rexford Industrial Realty, Inc.	17,286	509,418
RLJ Lodging Trust	32,349	530,524
RPT Realty	14,637	174,912
Ryman Hospitality Properties, Inc.	8,328	555,394
Sabra Health Care REIT, Inc.	111,147	1,831,703
Saul Centers, Inc.	2,314	109,267
SBA Communications Corp. (A)	26,848	4,346,423
Scentre Group	1,258,954	3,461,078
Segro PLC	239,539	1,798,253
Select Income REIT	16,680	122,765
Senior Housing Properties Trust	103,778	1,216,278
Seritage Growth Properties, Class A	6,118	197,795
Simon Property Group, Inc.	73,454	12,339,537
SL Green Realty Corp.	20,466	1,618,451
Spirit MTA REIT	8,635	61,568
STAG Industrial, Inc.	18,951	471,501
Stockland	576,431	1,430,005
Summit Hotel Properties, Inc.	19,650	191,195
Sunstone Hotel Investors, Inc.	42,289	550,180
Suntec Real Estate Investment Trust	505,300	659,133
Tanger Factory Outlet Centers, Inc.	57,995	1,172,659
Taubman Centers, Inc.	26,655	1,212,536
Terreno Realty Corp.	10,873	382,403
The British Land Company PLC	220,040	1,496,330
The GEO Group, Inc.	75,717	1,491,625
The GPT Group	427,359	1,608,169
The Macerich Company	25,010	1,082,433
Tier REIT, Inc.	10,019	206,692
UDR, Inc.	65,567	2,597,765
UMH Properties, Inc.	7,235	85,662
Unibail-Rodamco-Westfield	23,223	3,593,631
Unibail-Rodamco-Westfield, Chess Depositary Interest (A)	168,260	1,268,792
Unibail-Rodamco-Westfield, Stapled Shares (A)	1,055	163,667

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
United Urban Investment Corp.	687	$1,063,974
Uniti Group, Inc.	78,127	1,216,437
Universal Health Realty Income Trust	2,455	150,663
Urban Edge Properties	70,477	1,171,328
Urstadt Biddle Properties, Inc., Class A	5,926	113,898
Ventas, Inc.	85,082	4,984,954
Vicinity Centres	779,208	1,427,804
Vornado Realty Trust	40,928	2,538,764
Washington Prime Group, Inc.	35,442	172,248
Washington Real Estate Investment Trust	15,093	347,139
Weingarten Realty Investors	52,096	1,292,502
Welltower, Inc.	89,241	6,194,218
Weyerhaeuser Company	179,131	3,915,804
Whitestone REIT	7,679	94,145
Xenia Hotels & Resorts, Inc.	21,016	361,475
		274,708,269
Real estate management and development – 0.8%
Aeon Mall Company, Ltd.	24,231	386,042
Altisource Portfolio Solutions SA (A)	1,912	43,001
Aroundtown SA	183,073	1,518,765
Azrieli Group, Ltd.	10,050	480,808
CapitaLand, Ltd.	607,284	1,384,867
CBRE Group, Inc., Class A (A)	75,946	3,040,878
City Developments, Ltd.	96,913	577,767
CK Asset Holdings, Ltd.	613,062	4,485,514
Consolidated-Tomoka Land Company	850	44,625
Cushman & Wakefield PLC (A)	8,931	129,232
Daito Trust Construction Company, Ltd.	17,011	2,328,864
Daiwa House Industry Company, Ltd.	134,066	4,276,494
Deutsche Wohnen SE	84,510	3,862,170
Forestar Group, Inc. (A)	2,253	31,204
FRP Holdings, Inc. (A)	1,478	68,003
Hang Lung Group, Ltd.	210,000	535,432
Hang Lung Properties, Ltd.	479,313	911,042
Henderson Land Development Company, Ltd.	313,009	1,557,864
HFF, Inc., Class A	7,120	236,099
Hongkong Land Holdings, Ltd.	277,134	1,747,089
Hulic Company, Ltd.	70,669	631,524
Hysan Development Company, Ltd.	148,279	705,123
Jones Lang LaSalle, Inc.	19,890	2,518,074
Kennedy-Wilson Holdings, Inc.	23,705	430,720
Kerry Properties, Ltd.	155,064	529,247
LendLease Group	135,973	1,113,919
Marcus & Millichap, Inc. (A)	3,629	124,584
Mitsubishi Estate Company, Ltd.	279,924	4,404,185
Mitsui Fudosan Company, Ltd.	211,226	4,691,731
New World Development Company, Ltd.	1,449,569	1,914,546
Newmark Group, Inc., Class A	28,626	229,581
Nomura Real Estate Holdings, Inc.	29,563	542,113
RE/MAX Holdings, Inc., Class A	3,453	106,180
Realogy Holdings Corp. (B)	51,576	757,136
Redfin Corp. (A)(B)	15,109	217,570
Sino Land Company, Ltd.	781,722	1,339,309
Sumitomo Realty & Development Company, Ltd.	84,583	3,096,465
Sun Hung Kai Properties, Ltd.	377,314	5,384,881
Swire Pacific, Ltd., Class A	118,018	1,246,033
Swire Properties, Ltd.	277,087	973,584
Swiss Prime Site AG (A)	17,983	1,456,644
Tejon Ranch Company (A)	4,318	71,592
The RMR Group, Inc., Class A	1,356	71,976
The St. Joe Company (A)	6,964	91,716
The Wharf Holdings, Ltd.	289,061	753,612
Tokyu Fudosan Holdings Corp.	143,281	706,236
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
UOL Group, Ltd.	119,670	$544,251
Vonovia SE	116,537	5,253,360
Wharf Real Estate Investment Company, Ltd.	288,061	1,722,868
Wheelock & Company, Ltd.	194,285	1,112,275
		70,386,795
		345,095,064
Utilities – 3.5%
Electric utilities – 1.9%
ALLETE, Inc.	32,140	2,449,711
Alliant Energy Corp.	56,411	2,383,365
American Electric Power Company, Inc.	117,189	8,758,706
AusNet Services	427,920	468,965
Chubu Electric Power Company, Inc.	143,629	2,040,885
CK Infrastructure Holdings, Ltd.	156,843	1,186,941
CLP Holdings, Ltd.	388,834	4,394,169
Duke Energy Corp.	169,307	14,611,194
Edison International	77,028	4,372,880
EDP - Energias de Portugal SA	606,054	2,120,149
El Paso Electric Company	7,701	386,051
Electricite de France SA	142,554	2,256,182
Endesa SA	75,207	1,734,323
Enel SpA	1,925,806	11,164,366
Entergy Corp.	43,333	3,729,671
Evergy, Inc.	62,632	3,555,619
Eversource Energy	74,918	4,872,667
Exelon Corp.	229,693	10,359,154
FirstEnergy Corp.	114,868	4,313,293
Fortum OYJ	105,173	2,302,169
Hawaiian Electric Industries, Inc.	47,525	1,740,366
HK Electric Investments & HK Electric Investments, Ltd.	627,500	632,446
Iberdrola SA	1,439,084	11,555,670
IDACORP, Inc.	31,479	2,929,436
Kyushu Electric Power Company, Inc.	89,818	1,069,520
MGE Energy, Inc.	6,844	410,366
NextEra Energy, Inc.	113,504	19,729,265
OGE Energy Corp.	87,186	3,416,819
Orsted A/S (C)	44,792	2,997,380
Otter Tail Corp.	6,967	345,842
PG&E Corp. (A)	124,367	2,953,716
Pinnacle West Capital Corp.	26,473	2,255,500
PNM Resources, Inc.	49,811	2,046,734
Portland General Electric Company	16,752	768,079
Power Assets Holdings, Ltd. (B)	328,236	2,280,385
PPL Corp.	171,121	4,847,858
Red Electrica Corp. SA	102,493	2,285,615
SSE PLC	240,379	3,319,533
Terna Rete Elettrica Nazionale SpA	333,148	1,891,993
The Chugoku Electric Power Company, Inc. (B)	65,936	856,887
The Kansai Electric Power Company, Inc.	166,724	2,500,313
The Southern Company	244,369	10,732,686
Tohoku Electric Power Company, Inc.	101,165	1,331,930
Tokyo Electric Power Company Holdings, Inc. (A)	342,428	2,034,034
Verbund AG (B)	16,123	690,251
Xcel Energy, Inc.	122,124	6,017,049
		179,100,133
Gas utilities – 0.4%
APA Group	279,375	1,673,496
Atmos Energy Corp.	51,008	4,729,462
Chesapeake Utilities Corp.	3,066	249,266

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
Hong Kong & China Gas Company, Ltd. (B)	2,185,700	$4,515,763
National Fuel Gas Company	37,523	1,920,427
Naturgy Energy Group SA	82,930	2,115,603
New Jersey Resources Corp.	55,125	2,517,559
Northwest Natural Holding Company	5,590	337,971
ONE Gas, Inc.	32,767	2,608,253
Osaka Gas Company, Ltd.	88,775	1,619,431
RGC Resources, Inc.	1,555	46,588
South Jersey Industries, Inc. (B)	16,323	453,779
Southwest Gas Holdings, Inc.	32,354	2,475,081
Spire, Inc.	9,320	690,426
Toho Gas Company, Ltd.	17,584	739,657
Tokyo Gas Company, Ltd.	90,796	2,296,426
UGI Corp.	75,884	4,048,411
		33,037,599
Independent power and renewable electricity producers – 0.1%
AES Corp.	156,432	2,262,007
Atlantic Power Corp. (A)	26,888	58,347
Clearway Energy, Inc., Class A	6,651	112,535
Clearway Energy, Inc., Class C	13,901	239,792
Electric Power Development Company, Ltd.	34,648	822,193
Meridian Energy, Ltd.	303,439	694,318
NRG Energy, Inc.	68,901	2,728,480
Ormat Technologies, Inc.	7,625	398,788
Pattern Energy Group, Inc., Class A	15,645	291,310
TerraForm Power, Inc., Class A	13,897	155,924
Uniper SE	47,659	1,229,387
		8,993,081
Multi-utilities – 1.0%
AGL Energy, Ltd.	155,286	2,255,097
Ameren Corp.	57,696	3,763,510
Avista Corp.	12,238	519,870
Black Hills Corp.	33,639	2,111,856
CenterPoint Energy, Inc.	119,273	3,367,077
Centrica PLC	1,336,004	2,304,568
CMS Energy Corp.	66,969	3,325,011
Consolidated Edison, Inc.	74,175	5,671,421
Dominion Energy, Inc.	155,930	11,142,758
DTE Energy Company	42,975	4,740,143
E.ON SE	521,174	5,144,673
Engie SA	432,469	6,213,680
Innogy SE (C)	32,886	1,535,639
MDU Resources Group, Inc.	85,559	2,039,727
National Grid PLC	804,691	7,872,549
NiSource, Inc.	85,827	2,175,714
NorthWestern Corp.	31,464	1,870,220
Public Service Enterprise Group, Inc.	120,415	6,267,601
RWE AG	122,692	2,672,214
SCANA Corp.	33,719	1,611,094
Sempra Energy	65,089	7,041,979
Suez	88,276	1,168,125
Unitil Corp.	3,011	152,477
Vectren Corp.	36,265	2,610,355
Veolia Environnement SA	126,723	2,595,185
WEC Energy Group, Inc.	75,299	5,215,209
		95,387,752
Water utilities – 0.1%
American States Water Company	7,029	471,224
American Water Works Company, Inc.	42,672	3,873,337
Aqua America, Inc.	77,670	2,655,537
AquaVenture Holdings, Ltd. (A)	2,670	50,436
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities (continued)
Artesian Resources Corp., Class A	2,112	$73,645
Cadiz, Inc. (A)(B)	5,123	52,767
California Water Service Group	9,257	441,189
Consolidated Water Company, Ltd.	4,064	47,386
Middlesex Water Company	3,204	170,933
Severn Trent PLC	56,131	1,301,154
SJW Group	3,320	184,658
The York Water Company	2,554	81,881
United Utilities Group PLC	161,457	1,518,098
		10,922,245
		327,440,810
TOTAL COMMON STOCKS (Cost $6,345,580,121)		$8,934,660,697
PREFERRED SECURITIES – 0.2%
Communication services – 0.0%
Media – 0.0%
GCI Liberty, Inc., 7.000%	1,037	25,127
Consumer discretionary – 0.1%
Automobiles – 0.1%
Bayerische Motoren Werke AG	13,166	938,890
Porsche Automobil Holding SE	36,257	2,132,357
Volkswagen AG	43,942	7,006,793
		10,078,040
Consumer staples – 0.1%
Household products – 0.1%
Henkel AG & Company KGaA	42,185	4,607,825
Health care – 0.0%
Health care equipment and supplies – 0.0%
Sartorius AG	8,422	1,048,177
Materials – 0.0%
Chemicals – 0.0%
FUCHS PETROLUB SE	16,456	680,325
TOTAL PREFERRED SECURITIES (Cost $15,287,975)		$16,439,494
RIGHTS – 0.0%
Community Health Systems, Inc. (A)(E)	174,338	157
Repsol SA (Expiration Date: 1-10-19; Strike Price: EUR 35.00) (A)	321,250	147,229
TOTAL RIGHTS (Cost $161,316)		$147,386
SECURITIES LENDING COLLATERAL – 1.1%
John Hancock Collateral Trust, 2.4078% (F)(G)	10,513,309	105,166,728
TOTAL SECURITIES LENDING COLLATERAL (Cost $105,159,737)		$105,166,728
SHORT-TERM INVESTMENTS – 3.4%
U.S. Government Agency – 3.2%
Federal Home Loan Bank Discount Note
2.185%, 01/02/2019 *	$15,000,000	15,000,000
2.240%, 01/08/2019 *	10,000,000	9,996,030
2.280%, 01/09/2019 *	47,000,000	46,978,239
2.345%, 01/16/2019 *	20,000,000	19,981,480
2.350%, 01/24/2019 *	10,000,000	9,985,460
2.355%, 01/31/2019 *	4,000,000	3,992,332
2.360%, 02/01/2019 *	46,000,000	45,908,000
2.400%, 03/18/2019 *	20,000,000	19,899,160
2.400%, 04/01/2019 *	130,000,000	129,215,840
		300,956,541

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.2%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $17,716,279 on 1-2-19, collateralized by $18,140,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $18,079,648, including interest)	$17,715,000	$17,715,000
TOTAL SHORT-TERM INVESTMENTS (Cost $318,669,131)		$318,671,541
Total Investments (Strategic Equity Allocation Trust) (Cost $6,784,858,280) – 100.5%		$9,375,085,846
Other assets and liabilities, net – (0.5%)		(47,689,031)
TOTAL NET ASSETS – 100.0%		$9,327,396,815
Currency Abbreviations
EUR	Euro
Strategic Equity Allocation Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	1,334	Long	Mar 2019	$116,973,235	$114,457,200	$(2,516,035)
Russell 2000 E-Mini Index Futures	168	Long	Mar 2019	11,457,860	11,331,600	(126,260)
S&P 500 Index E-Mini Futures	1,791	Long	Mar 2019	234,779,472	224,340,660	(10,438,812)
S&P Mid 400 Index E-Mini Futures	138	Long	Mar 2019	23,596,954	22,938,360	(658,594)
						$(13,739,701)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.2%
Communication services – 9.7%
Diversified telecommunication services – 1.7%
AT&T, Inc.	174,471	$4,979,402
ATN International, Inc.	448	32,045
Bandwidth, Inc., Class A (A)	412	16,789
CenturyLink, Inc.	26,382	399,687
Cincinnati Bell, Inc. (A)	1,374	10,690
Cogent Communications Holdings, Inc.	1,087	49,143
Consolidated Communications Holdings, Inc.	1,962	19,385
Frontier Communications Corp. (A)(B)	2,191	5,215
Globalstar, Inc. (A)	33,131	21,194
IDT Corp., Class B (A)	667	4,129
Iridium Communications, Inc. (A)	2,692	49,667
Ooma, Inc. (A)	105	1,457
ORBCOMM, Inc. (A)	2,046	16,900
Verizon Communications, Inc.	98,821	5,555,717
Vonage Holdings Corp. (A)	5,496	47,980
Windstream Holdings, Inc. (A)(B)	1,087	2,272
Zayo Group Holdings, Inc. (A)	6,075	138,753
		11,350,425
Entertainment – 1.8%
Activision Blizzard, Inc.	18,743	872,862
AMC Entertainment Holdings, Inc., Class A	3,117	38,277
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Cinemark Holdings, Inc.	2,805	$100,419
Electronic Arts, Inc. (A)	7,575	597,743
Global Eagle Entertainment, Inc. (A)	2,583	5,760
Glu Mobile, Inc. (A)	3,676	29,665
Liberty Media Corp.-Liberty Braves, Class A (A)	1,032	25,738
Liberty Media Corp.-Liberty Formula One, Series A (A)	6,001	178,350
Lions Gate Entertainment Corp., Class B	5,304	78,924
Live Nation Entertainment, Inc. (A)	5,116	251,963
Netflix, Inc. (A)	10,529	2,818,192
Pandora Media, Inc. (A)	6,651	53,807
Reading International, Inc., Class A (A)	725	10,542
Rosetta Stone, Inc. (A)	782	12,825
Take-Two Interactive Software, Inc. (A)	2,842	292,555
The Madison Square Garden Company, Class A (A)	585	156,605
The Marcus Corp.	791	31,245
The Walt Disney Company	35,552	3,898,277
Twenty-First Century Fox, Inc., Class A	44,745	2,153,129
Viacom, Inc., Class B	9,587	246,386
World Wrestling Entertainment, Inc., Class A	1,889	141,146
Zynga, Inc., Class A (A)	21,673	85,175
		12,079,585

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services – 4.3%
Actua Corp. (A)(C)	909	$692
Alphabet, Inc., Class C (A)	16,700	17,294,687
ANGI Homeservices, Inc., Class A (A)(B)	11,863	190,638
Care.com, Inc. (A)	813	15,699
CarGurus, Inc. (A)	2,747	92,656
Cars.com, Inc. (A)	1,689	36,314
DHI Group, Inc. (A)	3,230	4,910
Facebook, Inc., Class A (A)	69,692	9,135,924
InterActiveCorp (A)	2,011	368,093
Liberty TripAdvisor Holdings, Inc., Class A (A)	2,003	31,828
Match Group, Inc. (B)	6,691	286,174
QuinStreet, Inc. (A)	1,259	20,434
Rhythmone PLC (A)	96	233
Snap, Inc., Class A (A)(B)	21,983	121,126
The Meet Group, Inc. (A)	2,247	10,404
TripAdvisor, Inc. (A)	3,026	163,222
TrueCar, Inc. (A)	2,691	24,380
Twitter, Inc. (A)	18,561	533,443
Yelp, Inc. (A)	2,060	72,079
Zillow Group, Inc., Class C (A)(B)	4,748	149,942
		28,552,878
Media – 1.5%
Altice USA, Inc., Class A	18,311	302,498
AMC Networks, Inc., Class A (A)	1,467	80,509
Beasley Broadcast Group, Inc., Class A	797	2,989
Cable One, Inc.	145	118,915
CBS Corp., Class B	9,321	407,514
Charter Communications, Inc., Class A (A)	5,814	1,656,816
Clear Channel Outdoor Holdings, Inc., Class A	9,421	48,895
Comcast Corp., Class A	110,955	3,778,018
comScore, Inc. (A)	1,582	22,828
Discovery, Inc., Series A (A)	9,096	225,035
Discovery, Inc., Series C (A)	326	7,524
DISH Network Corp., Class A (A)	11,492	286,955
Emerald Expositions Events, Inc.	1,991	24,569
Entercom Communications Corp., Class A (B)	1,117	6,378
Entravision Communications Corp., Class A	2,537	7,383
Gannett Company, Inc.	3,172	27,057
GCI Liberty, Inc., Class A (A)	2,709	111,502
Gray Television, Inc. (A)	1,979	29,170
Hemisphere Media Group, Inc. (A)	1,208	14,665
John Wiley & Sons, Inc., Class A	1,378	64,725
Lee Enterprises, Inc. (A)	44	93
Liberty Broadband Corp., Series A (A)	4,486	322,140
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	8,212	302,202
Loral Space & Communications, Inc. (A)	594	22,127
Marchex, Inc., Class B	198	525
Media General, Inc. (A)(C)	3,256	313
Meredith Corp. (B)	1,079	56,043
MSG Networks, Inc., Class A (A)	1,826	43,021
National CineMedia, Inc.	1,815	11,761
New Media Investment Group, Inc.	1,502	17,378
News Corp., Class A	14,560	165,256
Nexstar Media Group, Inc., Class A	1,172	92,166
Omnicom Group, Inc.	5,525	404,651
Saga Communications, Inc., Class A	170	5,649
Salem Media Group, Inc.	1,184	2,475
Scholastic Corp.	809	32,570
Sinclair Broadcast Group, Inc., Class A	2,606	68,642
Sirius XM Holdings, Inc. (B)	110,219	629,350
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
TechTarget, Inc. (A)	758	$9,255
TEGNA, Inc.	5,315	57,774
The EW Scripps Company, Class A	2,273	35,754
The Interpublic Group of Companies, Inc.	9,565	197,326
The New York Times Company, Class A	4,013	89,450
Townsquare Media Inc., Class A	744	3,036
WideOpenWest, Inc. (A)	2,475	17,647
		9,810,549
Wireless telecommunication services – 0.4%
Boingo Wireless, Inc. (A)	1,089	22,401
Gogo, Inc. (A)(B)	2,408	7,200
Shenandoah Telecommunications Company	1,344	59,472
Spok Holdings, Inc.	544	7,213
Sprint Corp. (A)	99,009	576,232
Telephone & Data Systems, Inc.	2,724	88,639
T-Mobile US, Inc. (A)	20,345	1,294,145
United States Cellular Corp. (A)	2,124	110,384
		2,165,686
		63,959,123
Consumer discretionary – 10.5%
Auto components – 0.2%
Adient PLC	2,330	35,090
ADOMANI, Inc. (A)	1,883	512
American Axle & Manufacturing Holdings, Inc. (A)	2,564	28,460
Autoliv, Inc. (B)	2,058	144,533
BorgWarner, Inc.	5,160	179,258
Cooper Tire & Rubber Company	1,198	38,731
Dana, Inc.	3,682	50,186
Dorman Products, Inc. (A)	834	75,077
Fox Factory Holding Corp. (A)	1,019	59,989
Garrett Motion, Inc. (A)	1,774	21,891
Gentex Corp.	6,779	137,004
Gentherm, Inc. (A)	1,021	40,820
Horizon Global Corp. (A)	693	991
LCI Industries	621	41,483
Lear Corp.	1,549	190,310
Modine Manufacturing Company (A)	1,377	14,885
Motorcar Parts of America, Inc. (A)	518	8,620
Shiloh Industries, Inc. (A)	768	4,477
Standard Motor Products, Inc.	472	22,859
Stoneridge, Inc. (A)	780	19,227
Strattec Security Corp.	18	518
Superior Industries International, Inc.	698	3,357
Tenneco, Inc., Class A	1,320	36,155
The Goodyear Tire & Rubber Company	5,820	118,786
Tower International, Inc.	572	13,614
Veoneer, Inc. (A)(B)	2,142	50,487
Visteon Corp. (A)	782	47,139
VOXX International Corp. (A)	1,157	4,582
		1,389,041
Automobiles – 0.5%
Ford Motor Company	96,522	738,393
General Motors Company	33,957	1,135,862
Harley-Davidson, Inc.	4,168	142,212
Tesla, Inc. (A)(B)	4,150	1,381,120
Thor Industries, Inc.	1,301	67,652
Winnebago Industries, Inc.	850	20,579
		3,485,818
Distributors – 0.1%
Core-Mark Holding Company, Inc.	1,276	29,667
Funko, Inc., Class A (A)	1,206	15,859
Genuine Parts Company	3,484	334,534

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Distributors (continued)
LKQ Corp. (A)	7,636	$181,202
Pool Corp.	1,008	149,839
Weyco Group, Inc.	306	8,926
		720,027
Diversified consumer services – 0.2%
Adtalem Global Education, Inc. (A)	1,497	70,838
American Public Education, Inc. (A)	452	12,864
Ascent Capital Group, Inc., Class A (A)	601	234
Bridgepoint Education, Inc. (A)	803	5,629
Bright Horizons Family Solutions, Inc. (A)	1,391	155,027
Career Education Corp. (A)	1,900	21,698
Carriage Services, Inc.	454	7,037
Chegg, Inc. (A)	2,880	81,850
Collectors Universe, Inc.	319	3,624
frontdoor, Inc. (A)	1,666	44,332
Graham Holdings Company, Class B	128	81,994
Grand Canyon Education, Inc. (A)	1,227	117,964
H&R Block, Inc.	5,136	130,300
Houghton Mifflin Harcourt Company (A)	3,437	30,452
ITT Educational Services, Inc. (A)	608	2
K12, Inc. (A)	1,107	27,443
Laureate Education, Inc., Class A (A)	4,617	70,363
Regis Corp. (A)	1,290	21,866
Service Corp. International	4,490	180,767
ServiceMaster Global Holdings, Inc. (A)	3,332	122,418
Sotheby's (A)	1,279	50,827
StoneMor Partners LP (A)	1,314	2,759
Strategic Education, Inc.	503	57,050
Weight Watchers International, Inc. (A)	1,634	62,991
		1,360,329
Hotels, restaurants and leisure – 2.2%
Ambassadors Group, Inc. (A)(C)	714	29
Aramark	5,940	172,082
Biglari Holdings, Inc., Class A (A)	5	2,938
Biglari Holdings, Inc., Class B (A)	58	6,588
BJ's Restaurants, Inc.	458	23,161
Bloomin' Brands, Inc.	2,203	39,412
Bluegreen Vacations Corp.	1,967	25,433
Bojangles', Inc. (A)	1,044	16,788
Boyd Gaming Corp.	2,876	59,763
Brinker International, Inc. (B)	1,146	50,401
Caesars Entertainment Corp. (A)	17,371	117,949
Carnival Corp.	12,635	622,906
Carrols Restaurant Group, Inc. (A)	1,021	10,047
Cedar Fair LP	1,361	64,375
Century Casinos, Inc. (A)	941	6,954
Chipotle Mexican Grill, Inc. (A)	690	297,935
Choice Hotels International, Inc.	1,456	104,220
Churchill Downs, Inc.	345	84,159
Chuy's Holdings, Inc. (A)	463	8,214
Cracker Barrel Old Country Store, Inc. (B)	560	89,522
Darden Restaurants, Inc.	3,061	305,671
Dave & Buster's Entertainment, Inc.	952	42,421
Del Frisco's Restaurant Group, Inc. (A)	625	4,469
Denny's Corp. (A)	1,378	22,337
Dine Brands Global, Inc.	499	33,603
Domino's Pizza, Inc.	1,075	266,589
Drive Shack, Inc. (A)	2,101	8,236
Dunkin' Brands Group, Inc.	2,087	133,818
El Pollo Loco Holdings, Inc. (A)	1,113	16,884
Empire Resorts, Inc. (A)	878	8,894
Extended Stay America, Inc.	4,854	75,237
Fiesta Restaurant Group, Inc. (A)	753	11,679
Golden Entertainment, Inc. (A)	617	9,884
Hilton Grand Vacations, Inc. (A)	2,518	66,450
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Hilton Worldwide Holdings, Inc.	7,416	$532,469
Hyatt Hotels Corp., Class A	2,877	194,485
Inspired Entertainment, Inc. (A)	637	3,058
International Speedway Corp., Class A	1,065	46,711
J Alexander's Holdings, Inc. (A)	735	6,049
Jack in the Box, Inc.	716	55,583
Las Vegas Sands Corp.	18,974	987,597
Marriott International, Inc., Class A	8,644	938,393
Marriott Vacations Worldwide Corp.	1,196	84,330
McDonald's Corp.	18,802	3,338,671
MGM Resorts International	14,009	339,858
Monarch Casino & Resort, Inc. (A)	484	18,460
Nathan's Famous, Inc.	120	7,974
Noodles & Company (A)	483	3,376
Norwegian Cruise Line Holdings, Ltd. (A)	5,469	231,831
Papa John's International, Inc.	860	34,237
Penn National Gaming, Inc. (A)	2,961	55,756
Planet Fitness, Inc., Class A (A)	2,442	130,940
Potbelly Corp. (A)	696	5,603
RCI Hospitality Holdings, Inc.	282	6,297
Red Lion Hotels Corp. (A)	891	7,306
Red Robin Gourmet Burgers, Inc. (A)	348	9,299
Red Rock Resorts, Inc., Class A	2,945	59,813
Restaurant Brands International LP	82	4,271
Royal Caribbean Cruises, Ltd.	5,097	498,436
Ruth's Hospitality Group, Inc.	825	18,752
Scientific Games Corp. (A)	2,295	41,035
SeaWorld Entertainment, Inc. (A)	2,060	45,505
Shake Shack, Inc., Class A (A)	1,005	45,647
Six Flags Entertainment Corp.	2,125	118,214
Speedway Motorsports, Inc.	1,148	18,678
Starbucks Corp.	33,155	2,135,182
Texas Roadhouse, Inc.	1,791	106,923
The Cheesecake Factory, Inc. (B)	1,116	48,557
The Habit Restaurants, Inc., Class A (A)	714	7,497
The Wendy's Company	5,750	89,758
Town Sports International Holdings, Inc. (A)	1,108	7,091
Vail Resorts, Inc.	987	208,079
Wingstop, Inc.	647	41,531
Wyndham Destinations, Inc.	2,455	87,987
Wyndham Hotels & Resorts, Inc.	2,455	111,383
Wynn Resorts, Ltd.	2,625	259,639
Yum! Brands, Inc.	7,920	728,006
		14,529,315
Household durables – 0.4%
Bassett Furniture Industries, Inc.	298	5,972
Beazer Homes USA, Inc. (A)	924	8,760
Cavco Industries, Inc. (A)	196	25,554
Century Communities, Inc. (A)	749	12,928
CSS Industries, Inc.	262	2,350
D.R. Horton, Inc.	9,220	319,565
Ethan Allen Interiors, Inc.	740	13,017
Flexsteel Industries, Inc.	230	5,078
GoPro, Inc., Class A (A)(B)	3,979	16,871
Green Brick Partners, Inc. (A)	1,360	9,846
Hamilton Beach Brands Holding Company, Class A	354	8,305
Hamilton Beach Brands Holding Company, Class B	241	5,654
Helen of Troy, Ltd. (A)	668	87,628
Hooker Furniture Corp.	321	8,455
Hovnanian Enterprises, Inc., Class A (A)	4,195	2,869
Installed Building Products, Inc. (A)	869	29,277
iRobot Corp. (A)(B)	754	63,140

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
KB Home	2,322	$44,350
La-Z-Boy, Inc.	1,067	29,567
Leggett & Platt, Inc.	3,287	117,806
Lennar Corp., A Shares	5,860	229,419
Lennar Corp., B Shares	177	5,545
Libbey, Inc.	811	3,147
Lifetime Brands, Inc.	408	4,092
M/I Homes, Inc. (A)	682	14,336
MDC Holdings, Inc.	1,276	35,868
Meritage Homes Corp. (A)	941	34,554
Mohawk Industries, Inc. (A)	1,819	212,750
Newell Brands, Inc.	11,930	221,779
NVR, Inc. (A)	88	214,455
PulteGroup, Inc.	7,144	185,673
Roku, Inc. (A)(B)	2,508	76,845
Skyline Champion Corp.	372	5,465
Taylor Morrison Home Corp., Class A (A)	3,201	50,896
Tempur Sealy International, Inc. (A)(B)	1,354	56,056
The New Home Company, Inc. (A)	680	3,556
Toll Brothers, Inc.	3,776	124,344
TopBuild Corp. (A)	858	38,610
TRI Pointe Group, Inc. (A)	3,712	40,572
Tupperware Brands Corp.	1,242	39,210
Universal Electronics, Inc. (A)	411	10,390
Whirlpool Corp.	1,712	182,961
William Lyon Homes, Class A (A)	866	9,258
ZAGG, Inc. (A)	759	7,423
		2,624,196
Internet and direct marketing retail – 3.3%
1-800-Flowers.com, Inc., Class A (A)	1,804	22,063
Amazon.com, Inc. (A)	11,688	17,555,025
Blue Apron Holdings, Inc., Class A (A)(B)	5,231	5,336
Booking Holdings, Inc. (A)	1,160	1,998,007
Duluth Holdings, Inc., Class B (A)	791	19,957
eBay, Inc. (A)	23,818	668,571
Etsy, Inc. (A)	2,997	142,567
Expedia Group, Inc.	3,753	422,775
Gaia, Inc. (A)	625	6,475
Groupon, Inc. (A)	13,736	43,955
GrubHub, Inc. (A)	2,159	165,833
Lands' End, Inc. (A)	910	12,931
Leaf Group, Ltd. (A)	817	5,596
Liberty Expedia Holdings, Inc., Series A (A)	1,329	51,977
Liquidity Services, Inc. (A)	1,292	7,972
Nutrisystem, Inc.	811	35,587
Overstock.com, Inc. (A)(B)	682	9,262
PetMed Express, Inc. (B)	556	12,933
Quotient Technology, Inc. (A)	2,524	26,956
Qurate Retail, Inc. (A)	11,254	219,678
Remark Holdings, Inc. (A)	795	962
Shutterfly, Inc. (A)	806	32,450
Shutterstock, Inc.	951	34,246
Stamps.com, Inc. (A)	429	66,770
Stitch Fix, Inc., Class A (A)(B)	2,477	42,332
Wayfair, Inc., Class A (A)	2,161	194,663
		21,804,879
Leisure products – 0.1%
Acushnet Holdings Corp.	1,758	37,041
American Outdoor Brands Corp. (A)	1,471	18,917
Brunswick Corp.	2,137	99,264
Callaway Golf Company	2,559	39,153
Clarus Corp.	1,048	10,606
Escalade, Inc.	562	6,435
Hasbro, Inc.	3,048	247,650
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
Johnson Outdoors, Inc., Class A	271	$15,919
Malibu Boats, Inc., Class A (A)	547	19,036
Marine Products Corp.	951	16,081
MasterCraft Boat Holdings, Inc. (A)	506	9,462
Mattel, Inc. (A)(B)	8,453	84,445
Nautilus, Inc. (A)	835	9,102
Polaris Industries, Inc.	1,566	120,081
Sturm Ruger & Company, Inc.	478	25,439
Vista Outdoor, Inc. (A)	1,584	17,978
		776,609
Multiline retail – 0.5%
Big Lots, Inc.	1,051	30,395
Dillard's, Inc., Class A	669	40,347
Dollar General Corp.	6,356	686,956
Dollar Tree, Inc. (A)	5,770	521,146
Fred's, Inc., Class A (A)	1,436	2,714
J.C. Penney Company, Inc. (A)(B)	8,635	8,980
Kohl's Corp.	4,176	277,036
Macy's, Inc.	7,399	220,342
Nordstrom, Inc.	4,178	194,737
Ollie's Bargain Outlet Holdings, Inc. (A)	1,527	101,561
Sears Holdings Corp. (A)	3,034	818
Target Corp.	12,879	851,173
		2,936,205
Specialty retail – 2.2%
Aaron's, Inc.	1,720	72,326
Abercrombie & Fitch Company, Class A	1,851	37,113
Advance Auto Parts, Inc.	1,800	283,428
American Eagle Outfitters, Inc.	4,414	85,323
America's Car-Mart, Inc. (A)	206	14,925
Asbury Automotive Group, Inc. (A)	460	30,664
Ascena Retail Group, Inc. (A)	5,700	14,307
At Home Group, Inc. (A)	1,458	27,206
AutoNation, Inc. (A)	2,224	79,397
AutoZone, Inc. (A)	639	535,699
Barnes & Noble Education, Inc. (A)	1,290	5,173
Barnes & Noble, Inc.	1,984	14,067
Bed Bath & Beyond, Inc.	3,609	40,854
Best Buy Company, Inc.	6,786	359,387
Big 5 Sporting Goods Corp.	98	254
Boot Barn Holdings, Inc. (A)	444	7,561
Burlington Stores, Inc. (A)	1,679	273,123
Caleres, Inc.	1,169	32,533
Camping World Holdings, Inc., Class A (B)	2,166	24,844
CarMax, Inc. (A)	4,346	272,625
Carvana Company (A)(B)	3,206	104,868
Chico's FAS, Inc.	3,502	19,681
Citi Trends, Inc.	385	7,850
Conn's, Inc. (A)	845	15,937
Dick's Sporting Goods, Inc.	2,719	84,833
DSW, Inc., Class A	1,858	45,893
Express, Inc. (A)	2,151	10,992
Five Below, Inc. (A)	1,385	141,713
Floor & Decor Holdings, Inc., Class A (A)	2,420	62,678
Foot Locker, Inc.	3,065	163,058
Francesca's Holdings Corp. (A)	1,127	1,094
GameStop Corp., Class A (B)	2,745	34,642
Genesco, Inc. (A)	539	23,878
GNC Holdings, Inc., Class A (A)(B)	1,935	4,586
Group 1 Automotive, Inc.	565	29,787
Guess?, Inc.	1,939	40,273
Haverty Furniture Companies, Inc.	576	10,817
Hibbett Sports, Inc. (A)	587	8,394
Hudson, Ltd., Class A (A)	653	11,199

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
J. Jill, Inc. (A)	590	$3,145
Kirkland's, Inc. (A)	654	6,233
L Brands, Inc.	6,965	178,792
Lithia Motors, Inc., Class A	615	46,943
Lowe's Companies, Inc.	19,745	1,823,648
Lumber Liquidators Holdings, Inc. (A)	773	7,359
MarineMax, Inc. (A)	639	11,700
Monro, Inc.	769	52,869
Murphy USA, Inc. (A)	883	67,673
National Vision Holdings, Inc. (A)	1,884	53,072
Office Depot, Inc.	14,200	36,636
O'Reilly Automotive, Inc. (A)	1,972	679,019
Party City Holdco, Inc. (A)	2,586	25,808
Penske Automotive Group, Inc.	2,035	82,051
Pier 1 Imports, Inc.	2,309	706
Rent-A-Center, Inc. (A)	1,478	23,929
RH (A)	575	68,897
Ross Stores, Inc.	9,185	764,192
RTW RetailWinds, Inc. (A)	1,113	3,150
Sally Beauty Holdings, Inc. (A)	3,183	54,270
Shoe Carnival, Inc.	473	15,850
Signet Jewelers, Ltd.	1,510	47,973
Sleep Number Corp. (A)	869	27,573
Sonic Automotive, Inc., Class A	1,195	16,443
Sportsman's Warehouse Holdings, Inc. (A)	611	2,676
Tailored Brands, Inc.	1,359	18,537
The Buckle, Inc. (B)	1,349	26,090
The Cato Corp., Class A	707	10,089
The Children's Place, Inc.	418	37,658
The Container Store Group, Inc. (A)	1,896	9,044
The Gap, Inc.	9,679	249,331
The Home Depot, Inc.	27,661	4,752,713
The Michaels Companies, Inc. (A)	4,641	62,839
The TJX Companies, Inc.	30,042	1,344,079
Tiffany & Company	3,063	246,602
Tile Shop Holdings, Inc.	1,453	7,962
Tilly's, Inc., Class A	745	8,091
Tractor Supply Company	2,981	248,735
TravelCenters of America LLC (A)	1,582	5,948
Ulta Beauty, Inc. (A)	1,437	351,835
Urban Outfitters, Inc. (A)	2,638	87,582
Williams-Sonoma, Inc. (B)	2,030	102,414
Winmark Corp.	120	19,080
Zumiez, Inc. (A)	690	13,227
		14,735,445
Textiles, apparel and luxury goods – 0.8%
Canada Goose Holdings, Inc. (A)	987	43,152
Carter's, Inc.	1,161	94,761
Columbia Sportswear Company	1,711	143,878
Crocs, Inc. (A)	1,998	51,908
Culp, Inc.	350	6,615
Deckers Outdoor Corp. (A)	790	101,081
Delta Apparel, Inc. (A)	6	103
Fossil Group, Inc. (A)	1,362	21,424
G-III Apparel Group, Ltd. (A)	1,333	37,177
Hanesbrands, Inc.	8,771	109,901
Iconix Brand Group, Inc. (A)	1,681	140
Movado Group, Inc.	609	19,257
NIKE, Inc., Class B	38,955	2,888,124
Oxford Industries, Inc.	460	32,678
PVH Corp.	1,882	174,932
Ralph Lauren Corp.	1,991	205,989
Skechers U.S.A., Inc., Class A (A)	3,916	89,637
Steven Madden, Ltd.	2,188	66,209
Superior Group of Companies, Inc.	424	7,484
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Tapestry, Inc.	7,024	$237,060
Under Armour, Inc., Class A (A)(B)	10,990	194,193
Unifi, Inc. (A)	506	11,557
Vera Bradley, Inc. (A)	1,019	8,733
VF Corp.	9,672	690,000
Wolverine World Wide, Inc.	2,408	76,791
		5,312,784
		69,674,648
Consumer staples – 7.3%
Beverages – 1.7%
Brown-Forman Corp., Class B	11,845	563,585
Castle Brands, Inc. (A)	6,010	5,112
Coca-Cola Consolidated, Inc.	256	45,409
Constellation Brands, Inc., Class A	4,528	728,193
Craft Brew Alliance, Inc. (A)	540	7,727
Crimson Wine Group, Ltd. (A)	725	5,673
Keurig Dr. Pepper, Inc.	12,757	327,089
MGP Ingredients, Inc. (B)	456	26,015
Molson Coors Brewing Company, Class B	5,273	296,132
Monster Beverage Corp. (A)	13,862	682,288
National Beverage Corp. (B)	1,188	85,263
PepsiCo, Inc.	34,064	3,763,391
Primo Water Corp. (A)	834	11,684
The Boston Beer Company, Inc., Class A (A)	286	68,880
The Coca-Cola Company	102,412	4,849,208
		11,465,649
Food and staples retailing – 1.9%
Casey's General Stores, Inc.	911	116,736
Costco Wholesale Corp.	10,457	2,130,195
Ifresh, Inc. (A)	582	507
Ingles Markets, Inc., Class A	577	15,706
Natural Grocers by Vitamin Cottage, Inc. (A)	867	13,291
Performance Food Group Company (A)	2,589	83,547
PriceSmart, Inc.	748	44,207
Rite Aid Corp. (A)(B)	25,216	17,860
Smart & Final Stores, Inc. (A)	2,101	9,959
SpartanNash Company	1,037	17,816
Sprouts Farmers Market, Inc. (A)	3,403	80,005
Sysco Corp.	12,886	807,437
The Andersons, Inc.	795	23,763
The Chefs' Warehouse, Inc. (A)	728	23,281
The Kroger Company	19,564	538,010
United Natural Foods, Inc. (A)	1,210	12,814
US Foods Holding Corp. (A)	5,404	170,983
Village Super Market, Inc., Class A	426	11,391
Walgreens Boots Alliance, Inc.	23,753	1,623,042
Walmart, Inc.	70,692	6,584,960
Weis Markets, Inc.	558	26,661
		12,352,171
Food products – 1.4%
Alico, Inc.	238	7,021
Archer-Daniels-Midland Company	13,289	544,450
B&G Foods, Inc. (B)	1,578	45,620
Bunge, Ltd.	3,407	182,070
Calavo Growers, Inc. (B)	405	29,549
Cal-Maine Foods, Inc.	1,150	48,645
Campbell Soup Company	7,318	241,421
Conagra Brands, Inc.	11,753	251,044
Darling Ingredients, Inc. (A)	4,071	78,326
Dean Foods Company	2,501	9,529
Farmer Brothers Company (A)	473	11,035
Flowers Foods, Inc.	5,336	98,556

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Fresh Del Monte Produce, Inc.	1,216	$34,376
Freshpet, Inc. (A)	952	30,616
General Mills, Inc.	14,025	546,134
Hormel Foods Corp.	12,830	547,584
Hostess Brands, Inc. (A)	3,075	33,641
Ingredion, Inc.	1,782	162,875
J&J Snack Foods Corp.	465	67,234
John B. Sanfilippo & Son, Inc.	306	17,032
Kellogg Company	8,520	485,725
Lamb Weston Holdings, Inc.	3,609	265,478
Lancaster Colony Corp.	696	123,095
Landec Corp. (A)	778	9,212
Lifeway Foods, Inc. (A)	734	1,380
Limoneira Company	402	7,859
McCormick & Company, Inc.	3,206	446,403
Mondelez International, Inc., Class A	35,396	1,416,902
Pilgrim's Pride Corp. (A)	6,285	97,480
Post Holdings, Inc. (A)	1,705	151,967
Sanderson Farms, Inc.	556	55,205
Seaboard Corp.	29	102,602
Seneca Foods Corp., Class A (A)	277	7,817
The Hain Celestial Group, Inc. (A)	2,648	41,997
The Hershey Company	5,184	555,621
The J.M. Smucker Company	2,774	259,341
The Kraft Heinz Company	29,613	1,274,544
Tootsie Roll Industries, Inc. (B)	1,565	52,271
TreeHouse Foods, Inc. (A)	1,388	70,385
Tyson Foods, Inc., Class A	9,058	483,697
		8,895,739
Household products – 1.3%
Central Garden & Pet Company, Class A (A)	1,204	37,625
Church & Dwight Company, Inc.	5,922	389,431
Colgate-Palmolive Company	20,735	1,234,147
Energizer Holdings, Inc.	1,527	68,944
Kimberly-Clark Corp.	8,344	950,715
Oil-Dri Corp. of America	207	5,486
Orchids Paper Products Company (A)	26	24
Spectrum Brands Holdings, Inc.	818	34,561
The Clorox Company	3,110	479,375
The Procter & Gamble Company	59,588	5,477,329
WD-40 Company	334	61,209
		8,738,846
Personal products – 0.3%
Avon Products, Inc. (A)	12,229	18,588
Coty, Inc., Class A	18,587	121,931
Edgewell Personal Care Company (A)	1,258	46,986
elf Beauty, Inc. (A)(B)	1,282	11,102
Herbalife Nutrition, Ltd. (A)	4,348	256,315
Inter Parfums, Inc.	718	47,079
Medifast, Inc.	317	39,631
Nature's Sunshine Products, Inc. (A)	783	6,381
Nu Skin Enterprises, Inc., Class A	1,326	81,324
Revlon, Inc., Class A (A)(B)	1,455	36,651
The Estee Lauder Companies, Inc., Class A	8,886	1,156,069
USANA Health Sciences, Inc. (A)	566	66,635
		1,888,692
Tobacco – 0.7%
22nd Century Group, Inc. (A)	3,359	8,364
Altria Group, Inc.	45,239	2,234,354
Philip Morris International, Inc.	37,520	2,504,835
Turning Point Brands, Inc.	537	14,617
Universal Corp.	544	29,458
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Tobacco (continued)
Vector Group, Ltd.	3,597	$34,999
		4,826,627
		48,167,724
Energy – 5.8%
Energy equipment and services – 0.5%
Apergy Corp. (A)	1,929	52,237
Archrock, Inc.	4,689	35,121
Baker Hughes, a GE Company	10,374	223,041
Basic Energy Services, Inc. (A)	707	2,715
Bristow Group, Inc. (A)(B)	1,005	2,442
C&J Energy Services, Inc. (A)	1,456	19,656
Cactus, Inc., Class A (A)	1,310	35,907
CARBO Ceramics, Inc. (A)(B)	1,065	3,706
Covia Holdings Corp. (A)	1,232	4,213
CSI Compressco LP	1,415	3,283
Diamond Offshore Drilling, Inc. (A)	3,260	30,774
Dril-Quip, Inc. (A)	1,008	30,270
Era Group, Inc. (A)	744	6,503
Exterran Corp. (A)	958	16,957
Forum Energy Technologies, Inc. (A)	2,945	12,163
FTS International, Inc. (A)	1,441	10,246
Geospace Technologies Corp. (A)	444	4,578
Gulf Island Fabrication, Inc. (A)	618	4,462
Halliburton Company	21,500	571,470
Helix Energy Solutions Group, Inc. (A)	4,041	21,862
Helmerich & Payne, Inc.	2,709	129,869
Hi-Crush Partners LP	2,496	8,936
Hornbeck Offshore Services, Inc. (A)	157	226
ION Geophysical Corp. (A)	203	1,052
Keane Group, Inc. (A)	2,573	21,047
Key Energy Services, Inc. (A)	639	1,323
KLX Energy Services Holdings, Inc. (A)	523	12,264
Liberty Oilfield Services, Inc., Class A	1,895	24,540
Mammoth Energy Services, Inc.	1,223	21,990
Matrix Service Company (A)	732	13,132
McDermott International, Inc. (A)	2,279	14,905
Nabors Industries, Ltd.	7,764	15,528
National Oilwell Varco, Inc.	9,405	241,709
Natural Gas Services Group, Inc. (A)	329	5,409
NCS Multistage Holdings, Inc. (A)	1,196	6,088
Newpark Resources, Inc. (A)	2,300	15,801
Oceaneering International, Inc. (A)	2,645	32,005
Oil States International, Inc. (A)	1,372	19,592
Parker Drilling Company (A)	45	15
Patterson-UTI Energy, Inc.	5,804	60,071
PHI, Inc., Non-Voting Shares (A)	664	1,228
Pioneer Energy Services Corp. (A)	1,245	1,531
ProPetro Holding Corp. (A)	2,263	27,880
Ranger Energy Services, Inc. (A)	532	2,750
RigNet, Inc. (A)	498	6,295
Rowan Companies PLC, Class A (A)	3,448	28,929
RPC, Inc. (B)	5,565	54,927
Schlumberger, Ltd.	33,338	1,202,835
SEACOR Holdings, Inc. (A)	486	17,982
SEACOR Marine Holdings, Inc. (A)	576	6,774
Select Energy Services, Inc., Class A (A)	2,696	17,039
Smart Sand, Inc. (A)	1,138	2,526
Solaris Oilfield Infrastructure, Inc., Class A (B)	1,173	14,182
Superior Energy Services, Inc. (A)	4,212	14,110
TETRA Technologies, Inc. (A)	3,291	5,529
Tidewater, Inc. (A)	820	15,687
Unit Corp. (A)	1,458	20,820

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
USA Compression Partners LP	1,701	$22,079
		3,200,211
Oil, gas and consumable fuels – 5.3%
Abraxas Petroleum Corp. (A)	4,699	5,122
Adams Resources & Energy, Inc.	171	6,619
Alliance Resource Partners LP	5,234	90,758
Alta Mesa Resources, Inc., Class A (A)(B)	7,237	7,237
American Midstream Partners LP	1,563	4,736
Amplify Energy Corp. (A)	13	113
Anadarko Petroleum Corp.	12,889	565,054
Andeavor Logistics LP	5,509	178,987
Antero Midstream GP LP (B)	4,787	53,519
Antero Midstream Partners LP	4,840	103,528
Antero Resources Corp. (A)	7,853	73,740
Apache Corp.	9,465	248,456
Approach Resources, Inc. (A)	912	795
Arch Coal, Inc., Class A	483	40,084
Black Stone Minerals LP	5,274	81,642
Blueknight Energy Partners LP	2,033	2,338
Bonanza Creek Energy, Inc. (A)	566	11,699
BP Prudhoe Bay Royalty Trust (B)	545	11,794
Buckeye Partners LP	3,592	104,132
Cabot Oil & Gas Corp.	11,399	254,768
California Resources Corp. (A)	1,195	20,363
Callon Petroleum Company (A)	4,851	31,483
Calumet Specialty Products Partners LP (A)	2,199	4,860
Carrizo Oil & Gas, Inc. (A)	2,253	25,436
Centennial Resource Development, Inc., Class A (A)	6,767	74,572
Cheniere Energy Partners LP	12,136	438,110
Cheniere Energy, Inc. (A)	5,926	350,760
Chesapeake Energy Corp. (A)(B)	23,039	48,382
Chevron Corp.	45,717	4,973,552
Cimarex Energy Company	2,398	147,837
Clean Energy Fuels Corp. (A)	4,677	8,044
Cloud Peak Energy, Inc. (A)	2,084	763
CNX Midstream Partners LP	1,410	22,955
CNX Resources Corp. (A)	5,757	65,745
Concho Resources, Inc. (A)	4,912	504,904
ConocoPhillips	28,372	1,768,994
CONSOL Energy, Inc. (A)	785	24,892
Continental Resources, Inc. (A)	9,292	373,445
Crestwood Equity Partners LP	1,659	46,303
CrossAmerica Partners LP	693	9,813
CVR Refining LP	3,641	37,976
DCP Midstream LP	3,514	93,086
Delek Logistics Partners LP	486	14,216
Delek US Holdings, Inc.	2,095	68,108
Denbury Resources, Inc. (A)	9,374	16,030
Devon Energy Corp.	12,871	290,112
Diamondback Energy, Inc.	3,970	368,019
Dominion Energy Midstream Partners LP	2,492	44,956
Dorchester Minerals LP	927	13,571
Dorian LPG, Ltd. (A)	1,732	10,098
Eclipse Resources Corp. (A)(B)	7,361	7,729
Emerge Energy Services LP (A)	1,048	1,614
Enable Midstream Partners LP	10,806	146,205
Enbridge, Inc.	17,171	533,668
Energy Transfer LP	63,925	844,449
EnLink Midstream LLC	4,643	44,062
EnLink Midstream Partners LP	9,063	99,784
Enterprise Products Partners LP	53,429	1,313,819
Enviva Partners LP	736	20,424
EOG Resources, Inc.	14,051	1,225,388
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
EP Energy Corp., Class A (A)	7,262	$5,083
EQGP Holdings LP	6,692	133,505
EQM Midstream Partners LP	2,677	115,780
EQT Corp.	6,578	124,258
Equitrans Midstream Corp. (A)	5,262	105,345
Euronav NV	1,760	12,197
Evolution Petroleum Corp.	1,062	7,243
Extraction Oil & Gas, Inc. (A)	4,148	17,795
Exxon Mobil Corp.	101,225	6,902,533
Foresight Energy LP	1,851	6,479
Gastar Exploration, Inc. (A)	9,049	20
Genesis Energy LP	3,110	57,442
Global Partners LP	630	10,269
Green Plains Partners LP	503	6,826
Green Plains, Inc.	1,138	14,919
Gulfport Energy Corp. (A)	4,248	27,824
Halcon Resources Corp. (A)(B)	4,145	7,047
Hallador Energy Company	1,237	6,272
Harvest Natural Resources, Inc. (A)(C)	270	0
Hess Corp.	7,860	318,330
Hess Midstream Partners LP	705	11,971
HighPoint Resources Corp. (A)	3,644	9,074
Holly Energy Partners LP	2,630	75,113
HollyFrontier Corp.	4,401	224,979
Isramco, Inc. (A)	74	8,769
Jagged Peak Energy, Inc. (A)(B)	5,344	48,737
Kimbell Royalty Partners LP	462	6,274
Kinder Morgan, Inc.	54,686	841,071
Laredo Petroleum, Inc. (A)	5,774	20,902
Legacy Reserves, Inc. (A)	1,208	1,860
Lilis Energy, Inc. (A)	1,569	2,150
LinnCo LLC (A)(C)	2,890	125
Magellan Midstream Partners LP	5,676	323,873
Marathon Oil Corp.	21,099	302,560
Marathon Petroleum Corp.	17,451	1,029,784
Martin Midstream Partners LP	1,127	11,586
Matador Resources Company (A)	2,732	42,428
Midstates Petroleum Company, Inc. (A)	691	5,189
MPLX LP	18,429	558,399
Murphy Oil Corp.	4,465	104,436
NACCO Industries, Inc., Class A	210	7,119
Natural Resource Partners LP	361	13,805
Newfield Exploration Company (A)	4,935	72,347
Noble Energy, Inc.	12,200	228,872
Noble Midstream Partners LP	934	26,937
NuStar Energy LP	2,826	59,148
Oasis Midstream Partners LP	640	10,234
Oasis Petroleum, Inc. (A)	6,496	35,923
Occidental Petroleum Corp.	18,571	1,139,888
ONEOK, Inc.	9,800	528,710
Overseas Shipholding Group, Inc., Class A (A)	1,082	1,796
Pacific Ethanol, Inc. (A)	1,491	1,284
Panhandle Oil and Gas, Inc., Class A	460	7,130
Parsley Energy, Inc., Class A (A)	6,446	103,007
PBF Energy, Inc., Class A	2,808	91,737
PBF Logistics LP	849	17,065
PDC Energy, Inc. (A)	1,652	49,164
Peabody Energy Corp.	2,586	78,821
Penn Virginia Corp. (A)	412	22,273
Phillips 66	11,341	977,027
Phillips 66 Partners LP	3,128	131,720
Pioneer Natural Resources Company	4,176	549,228
Plains All American Pipeline LP	17,985	360,419
Plains GP Holdings LP, Class A (A)	3,911	78,611

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
QEP Resources, Inc. (A)	5,752	$32,384
Range Resources Corp.	6,336	60,636
Renewable Energy Group, Inc. (A)	1,134	29,144
Resolute Energy Corp. (A)	619	17,939
REX American Resources Corp. (A)	174	11,851
Rosehill Resources, Inc. (A)	1,010	2,252
Sanchez Energy Corp. (A)(B)	2,348	634
SandRidge Energy, Inc. (A)	995	7,572
SemGroup Corp., Class A	1,930	26,595
Shell Midstream Partners LP	4,933	80,951
Ship Finance International, Ltd.	2,278	23,987
SilverBow Resources, Inc. (A)	344	8,132
SM Energy Company	2,730	42,260
Southwestern Energy Company (A)	14,944	50,959
Sprague Resources LP	617	8,940
SRC Energy, Inc. (A)	6,412	30,136
Summit Midstream Partners LP	1,801	18,100
Sunoco LP	2,552	69,389
Tallgrass Energy GP LP	6,804	165,609
Talos Energy, Inc. (A)	561	9,156
Targa Resources Corp.	5,421	195,264
TC PipeLines LP	1,803	57,912
Teekay Corp. (B)	2,383	7,920
Tellurian, Inc. (A)(B)	5,770	40,102
The Williams Companies, Inc.	20,577	453,723
TransMontaigne Partners LP	488	19,803
Ultra Petroleum Corp. (A)(B)	5,375	4,086
Uranium Energy Corp. (A)	5,616	7,020
USD Partners LP	796	8,318
Valero Energy Corp.	10,522	788,834
Valero Energy Partners LP	1,803	76,033
Viper Energy Partners LP	2,820	73,433
W&T Offshore, Inc. (A)	3,851	15,866
Western Gas Equity Partners LP	5,437	150,768
Western Gas Partners LP	3,853	162,712
Whiting Petroleum Corp. (A)	2,203	49,986
WildHorse Resource Development Corp. (A)	2,517	35,515
World Fuel Services Corp.	1,629	34,877
WPX Energy, Inc. (A)	9,917	112,558
Zion Oil & Gas, Inc. (A)	2,408	1,005
		35,072,721
		38,272,932
Financials – 13.8%
Banks – 5.6%
1st Source Corp.	559	22,550
Access National Corp.	573	12,222
Allegiance Bancshares, Inc. (A)	363	11,750
American National Bankshares, Inc.	218	6,390
Ameris Bancorp	1,026	32,493
Ames National Corp.	260	6,609
Arrow Financial Corp.	406	13,000
Associated Banc-Corp.	4,126	81,654
Banc of California, Inc.	1,336	17,782
BancFirst Corp.	865	43,164
BancorpSouth Bank	2,230	58,292
Bank of America Corp.	244,920	6,034,829
Bank of Hawaii Corp.	973	65,502
Bank of Marin Bancorp	328	13,527
Bank OZK	3,171	72,394
BankUnited, Inc.	2,713	81,227
Bankwell Financial Group, Inc.	211	6,058
Banner Corp.	903	48,292
Bar Harbor Bankshares	435	9,757
BB&T Corp.	18,274	791,630
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Berkshire Hills Bancorp, Inc.	1,092	$29,451
Blue Hills Bancorp, Inc.	739	15,770
BOK Financial Corp.	1,821	133,534
Boston Private Financial Holdings, Inc.	1,849	19,544
Bridge Bancorp, Inc.	565	14,402
Brookline Bancorp, Inc.	2,094	28,939
Bryn Mawr Bank Corp.	470	16,168
Byline Bancorp, Inc. (A)	825	13,745
C&F Financial Corp.	131	6,971
Cadence BanCorp	2,013	33,778
Camden National Corp.	429	15,431
Capital City Bank Group, Inc.	465	10,793
Capstar Financial Holdings, Inc.	374	5,509
Cathay General Bancorp	2,029	68,032
CBTX, Inc.	597	17,552
CenterState Bank Corp.	2,447	51,485
Central Pacific Financial Corp.	828	20,162
Central Valley Community Bancorp	357	6,737
Century Bancorp, Inc., Class A	144	9,753
Chemical Financial Corp.	1,811	66,301
Chemung Financial Corp.	161	6,651
CIT Group, Inc.	3,292	125,985
Citigroup, Inc.	61,329	3,192,788
Citizens & Northern Corp.	324	8,563
Citizens Financial Group, Inc.	12,037	357,860
City Holding Company	311	21,020
CNB Financial Corp.	426	9,777
Codorus Valley Bancorp, Inc.	255	5,419
Columbia Banking System, Inc.	1,805	65,503
Comerica, Inc.	4,267	293,100
Commerce Bancshares, Inc.	2,272	128,084
Community Bank System, Inc.	1,247	72,700
Community Trust Bancorp, Inc.	492	19,488
ConnectOne Bancorp, Inc.	882	16,291
County Bancorp, Inc.	255	4,429
Cullen/Frost Bankers, Inc.	1,575	138,506
Customers Bancorp, Inc. (A)	829	15,088
CVB Financial Corp.	2,707	54,763
Eagle Bancorp, Inc. (A)	810	39,455
East West Bancorp, Inc.	3,115	135,596
Enterprise Bancorp, Inc.	327	10,516
Enterprise Financial Services Corp.	619	23,293
Equity Bancshares, Inc., Class A (A)	331	11,668
Farmers & Merchants Bancorp, Inc.	233	8,968
FB Financial Corp.	814	28,506
FCB Financial Holdings, Inc., Class A (A)	1,175	39,457
Fidelity Southern Corp.	746	19,411
Fifth Third Bancorp	16,120	379,304
Financial Institutions, Inc.	417	10,717
First Bancorp (NC)	687	22,437
First BanCorp (PR)	4,742	40,781
First Bancorp, Inc.	302	7,943
First Busey Corp.	1,265	31,043
First Citizens BancShares, Inc., Class A	175	65,984
First Commonwealth Financial Corp.	2,106	25,440
First Community Bankshares, Inc.	482	15,173
First Financial Bancorp	2,431	57,663
First Financial Bankshares, Inc. (B)	1,651	95,246
First Financial Corp.	338	13,571
First Financial Northwest, Inc.	440	6,807
First Hawaiian, Inc.	3,307	74,441
First Horizon National Corp.	7,925	104,293
First Internet Bancorp	224	4,579
First Interstate BancSystem, Inc., Class A	1,351	49,393
First Merchants Corp.	1,332	45,648

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Midwest Bancorp, Inc.	2,528	$50,080
First Republic Bank	3,779	328,395
Flushing Financial Corp.	803	17,289
FNB Corp.	8,183	80,521
Franklin Financial Network, Inc. (A)	364	9,599
Fulton Financial Corp.	4,357	67,446
German American Bancorp, Inc.	635	17,634
Glacier Bancorp, Inc.	1,946	77,101
Great Southern Bancorp, Inc.	248	11,415
Great Western Bancorp, Inc.	1,410	44,063
Guaranty Bancorp	772	16,019
Guaranty Bancshares, Inc.	253	7,544
Hancock Whitney Corp.	2,161	74,879
Hanmi Financial Corp.	645	12,707
HarborOne Bancorp, Inc. (A)	910	14,460
Heartland Financial USA, Inc.	678	29,798
Heritage Commerce Corp.	1,034	11,726
Heritage Financial Corp.	813	24,162
Hilltop Holdings, Inc.	2,345	41,811
Home BancShares, Inc.	4,401	71,912
Hope Bancorp, Inc.	3,335	39,553
Horizon Bancorp, Inc.	951	15,007
Huntington Bancshares, Inc.	27,070	322,674
IBERIABANK Corp.	1,366	87,806
Independent Bank Corp. (MA)	752	52,873
Independent Bank Corp. (MI)	561	11,792
Independent Bank Group, Inc.	760	34,785
International Bancshares Corp.	1,614	55,522
Investors Bancorp, Inc.	7,250	75,400
JPMorgan Chase & Co.	81,831	7,988,342
KeyCorp	26,164	386,704
Lakeland Bancorp, Inc.	1,308	19,371
Lakeland Financial Corp.	529	21,245
LegacyTexas Financial Group, Inc.	1,316	42,230
Live Oak Bancshares, Inc.	1,100	16,291
M&T Bank Corp.	3,317	474,762
Macatawa Bank Corp.	926	8,908
MB Financial, Inc.	2,135	84,610
MBT Financial Corp.	721	6,705
Mercantile Bank Corp.	455	12,858
Metropolitan Bank Holding Corp. (A)	184	5,676
Midland States Bancorp, Inc.	539	12,041
MidSouth Bancorp, Inc.	608	6,445
MidWestOne Financial Group, Inc.	336	8,343
MutualFirst Financial, Inc.	193	5,128
National Bank Holdings Corp., Class A	721	22,257
National Bankshares, Inc.	188	6,849
National Commerce Corp. (A)	383	13,788
NBT Bancorp, Inc.	1,218	42,131
Northrim BanCorp, Inc.	222	7,297
Norwood Financial Corp.	235	7,755
OFG Bancorp	1,197	19,703
Old National Bancorp	3,744	57,658
Old Point Financial Corp.	230	5,021
Old Second Bancorp, Inc.	816	10,608
Pacific Mercantile Bancorp (A)	820	5,863
Pacific Premier Bancorp, Inc. (A)	1,099	28,046
PacWest Bancorp	3,086	102,702
Park National Corp.	424	36,019
Parke Bancorp, Inc.	382	7,149
Peapack Gladstone Financial Corp.	492	12,389
Penns Woods Bancorp, Inc.	159	6,398
Penson Worldwide, Inc. (A)(C)	1,757	7
Peoples Bancorp of North Carolina, Inc.	237	5,797
Peoples Bancorp, Inc.	508	15,291
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
People's United Financial, Inc.	8,127	$117,273
People's Utah Bancorp	486	14,653
Pinnacle Financial Partners, Inc.	1,894	87,313
Popular, Inc.	2,424	114,461
Preferred Bank	341	14,782
Premier Financial Bancorp, Inc.	480	7,157
Prosperity Bancshares, Inc.	1,662	103,543
QCR Holdings, Inc.	353	11,328
RBB Bancorp	407	7,151
Regions Financial Corp.	27,699	370,613
Renasant Corp.	1,202	36,276
Republic Bancorp, Inc., Class A	588	22,767
Republic First Bancorp, Inc. (A)	1,584	9,456
S&T Bancorp, Inc.	768	29,061
Sandy Spring Bancorp, Inc.	750	23,505
Seacoast Banking Corp. of Florida (A)	894	23,262
ServisFirst Bancshares, Inc.	1,445	46,052
Shore Bancshares, Inc.	23	334
Sierra Bancorp	373	8,963
Signature Bank	1,300	133,653
Simmons First National Corp., Class A	2,506	60,470
South State Corp.	873	52,336
Southern First Bancshares, Inc. (A)	207	6,638
Southern National Bancorp of Virginia, Inc.	655	8,659
Southside Bancshares, Inc.	820	26,035
State Bank Financial Corp.	839	18,114
Sterling Bancorp	5,728	94,569
Stock Yards Bancorp, Inc.	633	20,762
Summit Financial Group, Inc.	334	6,450
SunTrust Banks, Inc.	10,744	541,927
SVB Financial Group (A)	1,310	248,795
Synovus Financial Corp.	2,901	92,803
TCF Financial Corp.	4,302	83,846
Texas Capital Bancshares, Inc. (A)	1,263	64,527
The Bancorp, Inc. (A)	1,564	12,449
The First of Long Island Corp.	682	13,606
The PNC Financial Services Group, Inc.	10,984	1,284,139
Tompkins Financial Corp.	330	24,753
Towne Bank	1,739	41,649
TriCo Bancshares	840	28,384
TriState Capital Holdings, Inc. (A)	783	15,237
Triumph Bancorp, Inc. (A)	556	16,513
Trustmark Corp.	1,608	45,715
U.S. Bancorp	38,480	1,758,536
UMB Financial Corp.	1,264	77,066
Umpqua Holdings Corp.	5,664	90,058
Union Bankshares Corp.	1,614	45,563
United Bankshares, Inc.	2,659	82,721
United Community Banks, Inc.	1,967	42,212
United Security Bancshares	108	1,035
Univest Financial Corp.	733	15,811
Valley National Bancorp	8,410	74,681
Veritex Holdings, Inc. (A)	620	13,256
Washington Trust Bancorp, Inc.	480	22,814
Webster Financial Corp.	2,342	115,437
Wells Fargo & Company	116,626	5,374,126
WesBanco, Inc.	1,420	52,100
West Bancorporation, Inc.	463	8,839
Westamerica Bancorporation (B)	729	40,591
Western Alliance Bancorp (A)	2,590	102,279
Wintrust Financial Corp.	1,427	94,881
Zions Bancorp NA	4,650	189,441
		37,324,313

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets – 3.0%
Affiliated Managers Group, Inc.	1,320	$128,621
Alcentra Capital Corp.	743	4,807
AllianceBernstein Holding LP	2,252	61,525
Ameriprise Financial, Inc.	3,553	370,827
Apollo Investment Corp.	1,601	19,852
Ares Capital Corp.	10,283	160,209
Ares Management Corp., Class A	1,988	35,347
Arlington Asset Investment Corp., Class A	651	4,713
Artisan Partners Asset Management, Inc., Class A	1,864	41,213
Ashford, Inc.	13	675
Associated Capital Group, Inc., Class A	648	22,829
Barings BDC, Inc.	1,332	12,001
BGC Partners, Inc., Class A	7,348	37,989
BlackRock Capital Investment Corp.	2,080	11,003
BlackRock TCP Capital Corp.	1,134	14,787
BlackRock, Inc.	3,829	1,504,108
Blucora, Inc. (A)	1,211	32,261
Capital Southwest Corp.	445	8,553
Capitala Finance Corp.	849	6,087
Cboe Global Markets, Inc.	2,765	270,500
CME Group, Inc.	8,142	1,531,673
Cohen & Steers, Inc.	1,096	37,615
Cowen, Inc. (A)(B)	889	11,859
Diamond Hill Investment Group, Inc.	97	14,497
Donnelley Financial Solutions, Inc. (A)	943	13,230
E*TRADE Financial Corp.	6,590	289,169
Eaton Vance Corp.	3,000	105,540
Ellington Financial LLC	880	13,490
Evercore, Inc., Class A	977	69,914
FactSet Research Systems, Inc.	951	190,324
Federated Investors, Inc., Class B	2,512	66,694
Fidus Investment Corp.	689	8,054
Fifth Street Asset Management, Inc. (A)	1,988	2,644
Franklin Resources, Inc.	13,016	386,055
FS KKR Capital Corp.	5,847	30,287
GAIN Capital Holdings, Inc.	1,306	8,045
GAMCO Investors, Inc., Class A	821	13,867
Garrison Capital, Inc.	913	5,871
Gladstone Capital Corp.	801	5,847
Gladstone Investment Corp.	886	8,258
Goldman Sachs BDC, Inc.	1,014	18,637
Golub Capital BDC, Inc.	1,248	20,580
Greenhill & Company, Inc.	814	19,862
Hamilton Lane, Inc., Class A	1,091	40,367
Hercules Capital, Inc.	2,271	25,095
Horizon Technology Finance Corp.	674	7,583
Houlihan Lokey, Inc.	1,619	59,579
Interactive Brokers Group, Inc., Class A	1,815	99,190
Intercontinental Exchange, Inc.	13,923	1,048,820
INTL. FCStone, Inc. (A)	532	19,461
Invesco, Ltd.	10,037	168,019
Investment Technology Group, Inc.	905	27,367
KCAP Financial, Inc.	2,234	7,730
Ladenburg Thalmann Financial Services, Inc.	5,498	12,810
Lazard, Ltd., Class A	3,248	119,884
Legg Mason, Inc.	2,180	55,612
Longfin Corp. (A)(B)	1,342	604
LPL Financial Holdings, Inc.	2,305	140,789
Main Street Capital Corp. (B)	1,549	52,372
MarketAxess Holdings, Inc.	944	199,477
Medley Capital Corp.	1,551	4,126
Moelis & Company, Class A	1,288	44,281
Monroe Capital Corp.	561	5,386
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Moody's Corp.	4,734	$662,949
Morgan Stanley	43,339	1,718,391
Morningstar, Inc.	1,093	120,055
MSCI, Inc.	2,229	328,621
MVC Capital, Inc.	751	6,166
Nasdaq, Inc.	4,080	332,806
New Mountain Finance Corp.	2,060	25,915
Newtek Business Services Corp.	477	8,319
Northern Trust Corp.	5,582	466,599
Oaktree Capital Group LLC	3,762	149,540
Oaktree Specialty Lending Corp.	3,932	16,632
Och-Ziff Capital Management Group LLC, Class A	11,271	10,369
OFS Capital Corp.	589	6,243
Oppenheimer Holdings, Inc., Class A	431	11,012
Oxford Square Capital Corp.	1,411	9,129
P10 Holdings, Inc. (A)	951	742
PennantPark Floating Rate Capital, Ltd.	874	10,112
PennantPark Investment Corp.	2,000	12,740
Piper Jaffray Companies	418	27,521
Prospect Capital Corp. (B)	8,791	55,471
Pzena Investment Management, Inc., Class A	1,869	16,167
Raymond James Financial, Inc.	3,583	266,611
S&P Global, Inc.	6,117	1,039,523
Safeguard Scientifics, Inc. (A)	605	5,215
SEI Investments Company	3,871	178,840
Siebert Financial Corp. (A)(B)	573	8,286
Solar Capital, Ltd.	1,192	22,874
Solar Senior Capital, Ltd.	444	6,713
State Street Corp.	8,879	559,999
Stellus Capital Investment Corp.	549	7,110
Stifel Financial Corp.	1,733	71,781
T. Rowe Price Group, Inc.	6,043	557,890
TCG BDC, Inc.	1,609	19,952
TD Ameritrade Holding Corp.	14,023	686,566
The Bank of New York Mellon Corp.	24,343	1,145,825
The Blackstone Group LP	16,112	480,299
The Carlyle Group LP	2,519	39,674
The Charles Schwab Corp.	33,286	1,382,368
The Goldman Sachs Group, Inc.	9,120	1,523,496
THL Credit, Inc.	925	5,624
TPG Specialty Lending, Inc.	1,654	29,921
TriplePoint Venture Growth BDC Corp.	568	6,186
Virtu Financial, Inc., Class A	4,704	121,175
Virtus Investment Partners, Inc.	199	15,807
Waddell & Reed Financial, Inc., Class A (B)	2,262	40,897
Westwood Holdings Group, Inc.	246	8,364
WhiteHorse Finance, Inc.	557	7,085
WisdomTree Investments, Inc.	3,773	25,090
		20,017,141
Consumer finance – 0.8%
Ally Financial, Inc.	10,651	241,352
American Express Company	20,618	1,965,308
Capital One Financial Corp.	11,332	856,586
Credit Acceptance Corp. (A)	475	181,336
Curo Group Holdings Corp. (A)	1,107	10,505
Discover Financial Services	8,349	492,424
Elevate Credit, Inc. (A)	1,191	5,336
Encore Capital Group, Inc. (A)(B)	709	16,662
Enova International, Inc. (A)	924	17,981
EZCORP, Inc., Class A (A)	1,513	11,695
FirstCash, Inc.	1,191	86,169
Green Dot Corp., Class A (A)	1,239	98,525

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
Navient Corp.	6,317	$55,653
Nelnet, Inc., Class A	1,001	52,392
OneMain Holdings, Inc. (A)	3,431	83,339
PRA Group, Inc. (A)	1,050	25,589
Regional Management Corp. (A)	324	7,792
Santander Consumer USA Holdings, Inc.	8,929	157,061
SLM Corp. (A)	10,426	86,640
Synchrony Financial	18,471	433,330
World Acceptance Corp. (A)	242	24,747
		4,910,422
Diversified financial services – 1.9%
Berkshire Hathaway, Inc., Class B (A)	58,937	12,033,757
Jefferies Financial Group, Inc.	8,826	153,219
Marlin Business Services Corp.	359	8,016
NewStar Financial, Inc. (A)(C)	1,204	313
On Deck Capital, Inc. (A)	2,087	12,313
Voya Financial, Inc.	4,249	170,555
		12,378,173
Insurance – 2.1%
Aflac, Inc.	18,073	823,406
Alleghany Corp.	301	187,619
American Equity Investment Life Holding Company	2,181	60,937
American Financial Group, Inc.	2,188	198,080
American International Group, Inc.	21,619	852,005
American National Insurance Company	630	80,161
AMERISAFE, Inc.	412	23,356
Arch Capital Group, Ltd. (A)	9,702	259,237
Argo Group International Holdings, Ltd.	694	46,672
Arthur J. Gallagher & Company	4,470	329,439
Aspen Insurance Holdings, Ltd.	1,455	61,095
Assurant, Inc.	1,305	116,719
Assured Guaranty, Ltd.	2,757	105,538
Atlas Financial Holdings, Inc. (A)	399	3,228
Axis Capital Holdings, Ltd.	2,001	103,332
Brighthouse Financial, Inc. (A)	3,009	91,714
Brown & Brown, Inc.	6,776	186,747
Cincinnati Financial Corp.	4,077	315,641
Citizens, Inc. (A)	1,450	10,904
CNA Financial Corp.	6,193	273,421
CNO Financial Group, Inc.	4,299	63,969
Crawford & Company, Class B	1,545	13,905
Donegal Group, Inc., Class A	786	10,725
eHealth, Inc. (A)	508	19,517
EMC Insurance Group, Inc.	620	19,747
Employers Holdings, Inc.	894	37,521
Enstar Group, Ltd. (A)	386	64,682
Erie Indemnity Company, Class A	613	81,719
Everest Re Group, Ltd.	928	202,081
FBL Financial Group, Inc., Class A	605	39,718
FedNat Holding Company	489	9,741
Fidelity National Financial, Inc.	6,816	214,295
First American Financial Corp.	2,737	122,180
Genworth Financial, Inc., Class A (A)	13,768	64,159
Hallmark Financial Services, Inc. (A)	662	7,077
HCI Group, Inc.	270	13,719
Health Insurance Innovations, Inc., Class A (A)	444	11,868
Heritage Insurance Holdings, Inc.	381	5,608
Horace Mann Educators Corp.	1,124	42,094
Independence Holding Company	423	14,890
Investors Title Company	53	9,364
Kemper Corp.	1,585	105,212
Kinsale Capital Group, Inc.	565	31,391
Lincoln National Corp.	5,250	269,378
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Loews Corp.	6,612	$300,978
Maiden Holdings, Ltd.	2,453	4,047
Markel Corp. (A)	328	340,480
Marsh & McLennan Companies, Inc.	11,824	942,964
MBIA, Inc. (A)(B)	2,372	21,158
Mercury General Corp.	1,359	70,274
MetLife, Inc.	24,154	991,763
National General Holdings Corp.	2,579	62,438
National Western Life Group, Inc., Class A	79	23,755
NI Holdings, Inc. (A)	641	10,083
Old Republic International Corp.	6,868	141,275
Primerica, Inc.	1,062	103,768
Principal Financial Group, Inc.	6,969	307,821
ProAssurance Corp.	1,333	54,066
Protective Insurance Corp., Class B	474	7,892
Prudential Financial, Inc.	9,986	814,358
Reinsurance Group of America, Inc.	1,484	208,101
RenaissanceRe Holdings, Ltd.	981	131,160
RLI Corp.	1,102	76,027
Safety Insurance Group, Inc.	334	27,325
Selective Insurance Group, Inc.	1,477	90,008
State Auto Financial Corp.	954	32,474
Stewart Information Services Corp.	487	20,162
The Allstate Corp.	8,028	663,354
The Hanover Insurance Group, Inc.	1,087	126,929
The Hartford Financial Services Group, Inc.	8,499	377,781
The Navigators Group, Inc.	698	48,504
The Progressive Corp.	14,309	863,262
The Travelers Companies, Inc.	6,320	756,820
Torchmark Corp.	2,347	174,922
Trupanion, Inc. (A)(B)	822	20,928
United Fire Group, Inc.	546	30,276
United Insurance Holdings Corp.	1,214	20,177
Universal Insurance Holdings, Inc.	948	35,948
Unum Group	5,354	157,301
W.R. Berkley Corp.	3,003	221,952
White Mountains Insurance Group, Ltd.	90	77,192
		13,961,534
Mortgage real estate investment trusts – 0.2%
AG Mortgage Investment Trust, Inc.	700	11,151
AGNC Investment Corp.	9,114	159,860
Annaly Capital Management, Inc.	26,517	260,397
Anworth Mortgage Asset Corp.	2,512	10,148
Apollo Commercial Real Estate Finance, Inc.	2,718	45,282
Arbor Realty Trust, Inc.	1,791	18,035
Ares Commercial Real Estate Corp.	789	10,289
ARMOUR Residential REIT, Inc.	1,090	22,345
Blackstone Mortgage Trust, Inc., Class A	2,540	80,924
Capstead Mortgage Corp.	2,561	17,082
Cherry Hill Mortgage Investment Corp.	415	7,279
Chimera Investment Corp.	4,611	82,168
Colony Credit Real Estate, Inc.	716	11,306
Dynex Capital, Inc.	1,252	7,161
Ellington Residential Mortgage REIT	539	5,514
Exantas Capital Corp.	859	8,607
Granite Point Mortgage Trust, Inc.	1,105	19,923
Great Ajax Corp.	535	6,447
Invesco Mortgage Capital, Inc.	3,007	43,541
KKR Real Estate Finance Trust, Inc.	1,084	20,759
Ladder Capital Corp.	2,513	38,876
MFA Financial, Inc.	9,853	65,818
New Residential Investment Corp.	7,904	112,316
New York Mortgage Trust, Inc.	3,260	19,201

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Orchid Island Capital, Inc.	1,157	$7,393
Owens Realty Mortgage, Inc.	420	7,892
PennyMac Mortgage Investment Trust	1,761	32,790
Ready Capital Corp.	908	12,558
Redwood Trust, Inc.	1,628	24,534
Starwood Property Trust, Inc.	6,337	124,902
TPG RE Finance Trust, Inc.	1,656	30,272
Two Harbors Investment Corp.	6,141	78,850
Western Asset Mortgage Capital Corp.	1,158	9,658
		1,413,278
Thrifts and mortgage finance – 0.2%
Axos Financial, Inc. (A)	1,521	38,299
BankFinancial Corp.	481	7,191
Beneficial Bancorp, Inc.	2,111	30,166
BSB Bancorp, Inc. (A)	274	7,688
Capitol Federal Financial, Inc.	3,225	41,183
Dime Community Bancshares, Inc.	1,015	17,235
Federal Agricultural Mortgage Corp., Class C	294	17,769
Federal Home Loan Mortgage Corp. (A)	17,807	18,875
Federal National Mortgage Association (A)	28,795	30,523
First Defiance Financial Corp.	548	13,431
Flagstar Bancorp, Inc. (A)	1,375	36,300
Home Bancorp, Inc.	185	6,549
HomeStreet, Inc. (A)	737	15,647
Impac Mortgage Holdings, Inc. (A)	577	2,181
Kearny Financial Corp.	2,994	38,383
LendingTree, Inc. (A)(B)	304	66,749
Luther Burbank Corp.	1,316	11,870
Merchants Bancorp	686	13,693
Meridian Bancorp, Inc.	1,458	20,879
Meta Financial Group, Inc.	747	14,484
MGIC Investment Corp. (A)	8,919	93,293
New York Community Bancorp, Inc.	12,051	113,400
NMI Holdings, Inc., Class A (A)	1,663	29,685
Northfield Bancorp, Inc.	1,351	18,306
Northwest Bancshares, Inc.	2,787	47,212
OceanFirst Financial Corp.	799	17,985
Ocwen Financial Corp. (A)	3,672	4,920
Oritani Financial Corp.	1,196	17,641
PCSB Financial Corp.	498	9,741
PDL Community Bancorp (A)	510	6,497
PennyMac Financial Services, Inc.	648	13,776
Provident Bancorp, Inc. (A)	335	7,263
Provident Financial Holdings, Inc.	393	6,092
Provident Financial Services, Inc.	1,530	36,919
Radian Group, Inc.	5,500	89,980
SI Financial Group, Inc.	508	6,467
Southern Missouri Bancorp, Inc.	216	7,322
Sterling Bancorp, Inc.	1,272	8,840
Territorial Bancorp, Inc.	238	6,183
TFS Financial Corp.	6,876	110,910
Timberland Bancorp, Inc.	255	5,687
TrustCo Bank Corp.	2,616	17,946
United Community Financial Corp.	1,410	12,479
United Financial Bancorp, Inc.	1,401	20,595
Walker & Dunlop, Inc.	722	31,227
Washington Federal, Inc.	2,188	58,441
Western New England Bancorp, Inc.	789	7,922
WSFS Financial Corp.	862	32,678
		1,288,502
		91,293,363
Health care – 13.8%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology – 2.9%
AbbVie, Inc.	38,612	$3,559,640
Abeona Therapeutics, Inc. (A)	1,100	7,854
ACADIA Pharmaceuticals, Inc. (A)(B)	3,063	49,529
Acceleron Pharma, Inc. (A)	1,207	52,565
Achaogen, Inc. (A)(B)	1,165	1,433
Achillion Pharmaceuticals, Inc. (A)	3,779	6,009
Acorda Therapeutics, Inc. (A)	1,281	19,958
Aduro Biotech, Inc. (A)	2,092	5,523
Advaxis, Inc. (A)	1,973	375
Adverum Biotechnologies, Inc. (A)	1,083	3,411
Agenus, Inc. (A)	2,828	6,731
AgeX Therapeutics, Inc. (A)(B)	332	993
Agios Pharmaceuticals, Inc. (A)(B)	1,424	65,661
Aileron Therapeutics, Inc. (A)	551	463
Aimmune Therapeutics, Inc. (A)	1,383	33,081
Akebia Therapeutics, Inc. (A)	2,523	13,953
Albireo Pharma, Inc. (A)	301	7,384
Alder Biopharmaceuticals, Inc. (A)	1,872	19,188
Alexion Pharmaceuticals, Inc. (A)	5,503	535,772
Alkermes PLC (A)	3,914	115,502
Allena Pharmaceuticals, Inc. (A)	769	4,191
Alnylam Pharmaceuticals, Inc. (A)	2,507	182,785
AMAG Pharmaceuticals, Inc. (A)	970	14,734
Ambit Biosciences Corp. (A)(C)	515	309
Amgen, Inc.	16,255	3,164,361
Amicus Therapeutics, Inc. (A)	4,017	38,483
AnaptysBio, Inc. (A)	565	36,041
Apellis Pharmaceuticals, Inc. (A)	1,276	16,830
Ardelyx, Inc. (A)	1,372	2,456
Arena Pharmaceuticals, Inc. (A)	1,075	41,871
Array BioPharma, Inc. (A)	5,256	74,898
Arrowhead Pharmaceuticals, Inc. (A)	2,085	25,896
Arsanis, Inc. (A)(B)	607	1,408
Atara Biotherapeutics, Inc. (A)	861	29,911
Athenex, Inc. (A)	1,583	20,088
aTyr Pharma, Inc. (A)	1,397	692
Audentes Therapeutics, Inc. (A)	993	21,171
AVEO Pharmaceuticals, Inc. (A)(B)	3,213	5,141
Avid Bioservices, Inc. (A)	1,963	8,048
Bellicum Pharmaceuticals, Inc. (A)	939	2,742
BioCryst Pharmaceuticals, Inc. (A)	2,652	21,402
Biogen, Inc. (A)	5,178	1,558,164
BioMarin Pharmaceutical, Inc. (A)	4,389	373,723
BioSpecifics Technologies Corp. (A)	201	12,181
BioTime, Inc. (A)(B)	3,331	3,041
Bluebird Bio, Inc. (A)	1,156	114,675
Blueprint Medicines Corp. (A)	967	52,131
Calithera Biosciences, Inc. (A)	966	3,874
Calyxt, Inc. (A)	758	7,853
Cara Therapeutics, Inc. (A)	894	11,622
CareDx, Inc. (A)	287	7,215
CASI Pharmaceuticals, Inc. (A)	2,445	9,829
Catalyst Pharmaceuticals, Inc. (A)	3,076	5,906
Celcuity, Inc. (A)	383	9,188
Celgene Corp. (A)	17,761	1,138,302
Celldex Therapeutics, Inc. (A)	3,615	715
ChemoCentryx, Inc. (A)	1,375	15,001
Chimerix, Inc. (A)	1,404	3,608
Clovis Oncology, Inc. (A)	1,194	21,444
Coherus Biosciences, Inc. (A)	1,434	12,978
Conatus Pharmaceuticals, Inc. (A)	1,457	2,521
Concert Pharmaceuticals, Inc. (A)	641	8,045
Corvus Pharmaceuticals, Inc. (A)	583	2,140
CTI BioPharma Corp. (A)	2,346	1,721
Curis, Inc. (A)	948	654

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Cytokinetics, Inc. (A)	1,480	$9,354
CytomX Therapeutics, Inc. (A)	1,018	15,372
Deciphera Pharmaceuticals, Inc. (A)	803	16,855
Denali Therapeutics, Inc. (A)	2,246	46,402
Dicerna Pharmaceuticals, Inc. (A)	1,643	17,564
DNIB Unwind, Inc. (A)(C)	634	92
Dynavax Technologies Corp. (A)	1,633	14,942
Eagle Pharmaceuticals, Inc. (A)	418	16,841
Edge Therapeutics, Inc. (A)	892	286
Editas Medicine, Inc. (A)	1,148	26,117
Emergent BioSolutions, Inc. (A)	1,282	75,997
Enanta Pharmaceuticals, Inc. (A)	517	36,619
Epizyme, Inc. (A)	1,858	11,445
Esperion Therapeutics, Inc. (A)	700	32,200
Exact Sciences Corp. (A)	2,968	187,281
Exelixis, Inc. (A)	7,458	146,699
Fate Therapeutics, Inc. (A)	1,591	20,413
FibroGen, Inc. (A)	2,155	99,733
Five Prime Therapeutics, Inc. (A)	797	7,412
Flexion Therapeutics, Inc. (A)	1,007	11,399
Fortress Biotech, Inc. (A)	1,754	1,508
G1 Therapeutics, Inc. (A)	777	14,880
Genomic Health, Inc. (A)	960	61,834
Geron Corp. (A)	4,452	4,452
Gilead Sciences, Inc.	31,850	1,992,218
Global Blood Therapeutics, Inc. (A)	1,066	43,759
GlycoMimetics, Inc. (A)	901	8,532
GTx, Inc. (A)	271	211
Halozyme Therapeutics, Inc. (A)	3,467	50,722
Homology Medicines, Inc. (A)	443	9,905
Idera Pharmaceuticals, Inc. (A)	526	1,457
Immune Design Corp. (A)	768	998
ImmunoGen, Inc. (A)	3,078	14,774
Immunomedics, Inc. (A)(B)	3,647	52,043
Incyte Corp. (A)	5,260	334,483
Infinity Pharmaceuticals, Inc. (A)(B)	2,628	3,101
Inovio Pharmaceuticals, Inc. (A)	2,493	9,972
Insmed, Inc. (A)	2,037	26,725
Insys Therapeutics, Inc. (A)(B)	2,022	7,077
Intellia Therapeutics, Inc. (A)	993	13,554
Intercept Pharmaceuticals, Inc. (A)	688	69,344
Intrexon Corp. (A)	3,305	21,615
Invitae Corp. (A)	1,369	15,141
Ionis Pharmaceuticals, Inc. (A)	3,087	166,883
Ironwood Pharmaceuticals, Inc. (A)	3,567	36,954
Jounce Therapeutics, Inc. (A)	886	2,986
Kadmon Holdings, Inc. (A)	2,301	4,786
Kindred Biosciences, Inc. (A)	928	10,162
Kiniksa Pharmaceuticals, Ltd., Class A (A)	502	14,101
Kura Oncology, Inc. (A)	766	10,755
Lexicon Pharmaceuticals, Inc. (A)(B)	2,915	19,356
Ligand Pharmaceuticals, Inc. (A)	527	71,514
Loxo Oncology, Inc. (A)	732	102,531
MacroGenics, Inc. (A)	1,031	13,094
Madrigal Pharmaceuticals, Inc. (A)	342	38,550
MannKind Corp. (A)(B)	2,896	3,070
MediciNova, Inc. (A)	1,166	9,526
Merrimack Pharmaceuticals, Inc. (A)	578	2,231
Mersana Therapeutics, Inc. (A)	637	2,599
MiMedx Group, Inc. (A)(B)	2,595	4,645
Minerva Neurosciences, Inc. (A)	1,207	8,135
Miragen Therapeutics, Inc. (A)	828	2,509
Molecular Templates, Inc. (A)	772	3,119
Momenta Pharmaceuticals, Inc. (A)	2,115	23,350
Mustang Bio, Inc. (A)	783	2,302
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Myriad Genetics, Inc. (A)	1,862	$54,128
NantKwest, Inc. (A)	2,233	2,590
Natera, Inc. (A)	1,474	20,577
Neurocrine Biosciences, Inc. (A)	2,209	157,745
NewLink Genetics Corp. (A)	821	1,248
Novavax, Inc. (A)	8,348	15,360
Omthera Pharmaceuticals, Inc. (A)(C)	598	368
Oncocyte Corp. (A)(B)	1,221	1,685
OncoMed Pharmaceuticals, Inc. (A)	498	372
OPKO Health, Inc. (A)	13,787	41,499
Osiris Therapeutics, Inc. (A)	525	7,088
Ovid therapeutics, Inc. (A)	886	2,144
Palatin Technologies, Inc. (A)	1,228	870
PDL BioPharma, Inc. (A)	4,159	12,061
Pieris Pharmaceuticals, Inc. (A)	1,471	3,913
PolarityTE, Inc. (A)(B)	290	3,912
Portola Pharmaceuticals, Inc. (A)	1,588	30,998
Progenics Pharmaceuticals, Inc. (A)	1,955	8,211
Protagonist Therapeutics, Inc. (A)	486	3,271
Proteostasis Therapeutics, Inc. (A)	1,327	4,299
PTC Therapeutics, Inc. (A)	1,135	38,953
Puma Biotechnology, Inc. (A)	1,014	20,635
Ra Pharmaceuticals, Inc. (A)	631	11,484
Recro Pharma, Inc. (A)	896	6,362
Regeneron Pharmaceuticals, Inc. (A)	2,666	995,751
REGENXBIO, Inc. (A)	843	35,364
Regulus Therapeutics, Inc. (A)	504	469
Repligen Corp. (A)	1,032	54,428
Retrophin, Inc. (A)	1,052	23,807
Rhythm Pharmaceuticals, Inc. (A)	694	18,655
Rigel Pharmaceuticals, Inc. (A)	3,503	8,057
Riot Blockchain, Inc. (A)(B)	273	412
Rocket Pharmaceuticals, Inc. (A)	971	14,390
Sage Therapeutics, Inc. (A)	1,079	103,357
Sangamo Therapeutics, Inc. (A)	2,281	26,186
Sarepta Therapeutics, Inc. (A)	1,615	176,245
Savara, Inc. (A)	827	6,260
Seattle Genetics, Inc. (A)	3,638	206,129
Selecta Biosciences, Inc. (A)	604	1,607
Seres Therapeutics, Inc. (A)(B)	1,133	5,121
Sierra Oncology, Inc. (A)	2,075	2,739
Solid Biosciences, Inc. (A)	559	14,981
Spark Therapeutics, Inc. (A)	999	39,101
Spectrum Pharmaceuticals, Inc. (A)	2,679	23,441
Spero Therapeutics, Inc. (A)	635	3,905
Spring Bank Pharmaceuticals, Inc. (A)	517	5,372
Stemline Therapeutics, Inc. (A)	715	6,793
Sunesis Pharmaceuticals, Inc. (A)	1,269	528
Syndax Pharmaceuticals, Inc. (A)	629	2,799
Synergy Pharmaceuticals, Inc. (A)(B)	6,230	710
Synlogic, Inc. (A)	463	3,246
Syros Pharmaceuticals, Inc. (A)	721	4,016
T2 Biosystems, Inc. (A)	160	482
TESARO, Inc. (A)(B)	1,385	102,836
Tobira Therapeutics, Inc. (A)(C)	609	8,185
Tocagen, Inc. (A)	176	1,445
Ultragenyx Pharmaceutical, Inc. (A)	1,165	50,654
United Therapeutics Corp. (A)	1,054	114,781
Vanda Pharmaceuticals, Inc. (A)	1,222	31,931
Veracyte, Inc. (A)	983	12,366
Verastem, Inc. (A)(B)	1,842	6,189
Vericel Corp. (A)	1,284	22,342
Vertex Pharmaceuticals, Inc. (A)	6,301	1,044,139
Viking Therapeutics, Inc. (A)(B)	1,187	9,081
Vital Therapies, Inc. (A)	1,384	258

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Voyager Therapeutics, Inc. (A)	743	$6,984
vTv Therapeutics, Inc., Class A (A)	1,071	2,838
XBiotech, Inc. (A)(B)	1,742	8,849
Xencor, Inc. (A)	1,295	46,827
XOMA Corp. (A)	278	3,517
Zafgen, Inc. (A)	1,004	4,970
ZIOPHARM Oncology, Inc. (A)(B)	3,927	7,343
		19,419,159
Health care equipment and supplies – 2.7%
Abbott Laboratories	42,544	3,077,208
ABIOMED, Inc. (A)	1,098	356,894
Accuray, Inc. (A)	2,433	8,297
Align Technology, Inc. (A)	1,984	415,509
AngioDynamics, Inc. (A)	1,021	20,553
Anika Therapeutics, Inc. (A)	404	13,578
Antares Pharma, Inc. (A)	4,423	12,031
AtriCure, Inc. (A)	953	29,162
Atrion Corp.	51	37,795
Avanos Medical, Inc. (A)	1,125	50,389
AxoGen, Inc. (A)	911	18,612
Baxter International, Inc.	12,791	841,904
Becton, Dickinson and Company	6,486	1,461,426
Boston Scientific Corp. (A)	33,756	1,192,937
Cantel Medical Corp.	1,069	79,587
Cardiovascular Systems, Inc. (A)	915	26,068
Cerus Corp. (A)	3,177	16,107
Conformis, Inc. (A)	2,228	798
CONMED Corp.	652	41,858
Corindus Vascular Robotics, Inc. (A)(B)	6,252	5,252
CryoLife, Inc. (A)	912	25,883
CryoPort, Inc. (A)	894	9,861
Cutera, Inc. (A)	375	6,383
CytoSorbents Corp. (A)	228	1,842
Danaher Corp.	16,631	1,714,989
DENTSPLY SIRONA, Inc.	5,683	211,464
DexCom, Inc. (A)	2,135	255,773
Edwards Lifesciences Corp. (A)	5,193	795,412
Endologix, Inc. (A)	2,422	1,734
FONAR Corp. (A)	241	4,878
GenMark Diagnostics, Inc. (A)	1,560	7,582
Glaukos Corp. (A)	943	52,968
Globus Medical, Inc., Class A (A)	2,425	104,954
Haemonetics Corp. (A)	1,321	132,166
Heska Corp. (A)	197	16,962
Hill-Rom Holdings, Inc.	1,620	143,451
Hologic, Inc. (A)	6,830	280,713
ICU Medical, Inc. (A)	511	117,341
IDEXX Laboratories, Inc. (A)	2,155	400,873
Inogen, Inc. (A)	520	64,568
Insulet Corp. (A)	1,479	117,314
Integer Holdings Corp. (A)	863	65,812
Integra LifeSciences Holdings Corp. (A)	1,975	89,073
Intuitive Surgical, Inc. (A)	2,761	1,322,298
Invacare Corp.	900	3,870
iRhythm Technologies, Inc. (A)	621	43,147
IRIDEX Corp. (A)	814	3,826
Lantheus Holdings, Inc. (A)	1,016	15,900
LeMaitre Vascular, Inc.	515	12,175
Masimo Corp. (A)	1,251	134,320
Meridian Bioscience, Inc.	1,192	20,693
Merit Medical Systems, Inc. (A)	1,226	68,423
Natus Medical, Inc. (A)	710	24,161
Neogen Corp. (A)	1,304	74,328
Nevro Corp. (A)	723	28,117
Novocure, Ltd. (A)	2,181	73,020
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
NuVasive, Inc. (A)	1,239	$61,405
Nuvectra Corp. (A)	555	9,069
NxStage Medical, Inc. (A)	1,804	51,630
Obalon Therapeutics, Inc. (A)	803	1,662
OraSure Technologies, Inc. (A)	1,625	18,980
Orthofix Medical, Inc. (A)	509	26,717
OrthoPediatrics Corp. (A)	403	14,057
Penumbra, Inc. (A)	842	102,892
Pulse Biosciences, Inc. (A)	385	4,412
Quidel Corp. (A)	915	44,670
ResMed, Inc.	3,532	402,189
Rockwell Medical, Inc. (A)(B)	1,446	3,268
RTI Surgical, Inc. (A)	1,700	6,290
Senseonics Holdings, Inc. (A)(B)	3,826	9,909
Sientra, Inc. (A)	532	6,762
STAAR Surgical Company (A)	1,153	36,792
Stryker Corp.	8,966	1,405,421
Surmodics, Inc. (A)	364	17,203
Tactile Systems Technology, Inc. (A)	467	21,272
Tandem Diabetes Care, Inc. (A)	842	31,971
Teleflex, Inc.	1,111	287,171
The Cooper Companies, Inc.	1,200	305,400
Utah Medical Products, Inc.	104	8,640
Varex Imaging Corp. (A)	1,027	24,319
Varian Medical Systems, Inc. (A)	2,256	255,627
West Pharmaceutical Services, Inc.	1,858	182,140
Zimmer Biomet Holdings, Inc.	5,020	520,674
		18,012,781
Health care providers and services – 2.8%
AAC Holdings, Inc. (A)	965	1,351
Acadia Healthcare Company, Inc. (A)	2,171	55,816
Aceto Corp.	853	717
Addus HomeCare Corp. (A)	312	21,179
Amedisys, Inc. (A)	817	95,679
American Renal Associates Holdings, Inc. (A)	923	10,633
AmerisourceBergen Corp.	5,265	391,716
AMN Healthcare Services, Inc. (A)	1,148	65,046
Anthem, Inc.	6,128	1,609,397
BioScrip, Inc. (A)	3,600	12,852
BioTelemetry, Inc. (A)	881	52,613
Brookdale Senior Living, Inc. (A)	4,348	29,132
Capital Senior Living Corp. (A)	893	6,072
Cardinal Health, Inc.	7,770	346,542
Centene Corp. (A)	4,338	500,171
Chemed Corp.	402	113,879
Cigna Corp.	9,038	1,716,526
Civitas Solutions, Inc. (A)	1,056	18,491
Community Health Systems, Inc. (A)(B)	3,196	9,013
CorVel Corp. (A)	522	32,218
Cross Country Healthcare, Inc. (A)	1,014	7,433
CVS Health Corp.	30,964	2,028,761
DaVita, Inc. (A)	4,351	223,902
Diplomat Pharmacy, Inc. (A)	1,868	25,143
Encompass Health Corp.	2,418	149,191
Genesis Healthcare, Inc. (A)	2,733	3,225
Hanger, Inc. (A)	926	17,548
HCA Healthcare, Inc.	8,590	1,069,026
HealthEquity, Inc. (A)	1,488	88,759
Henry Schein, Inc. (A)	3,689	289,660
Humana, Inc.	3,334	955,124
Laboratory Corp. of America Holdings (A)	2,542	321,207
LHC Group, Inc. (A)	594	55,765
Magellan Health, Inc. (A)	566	32,200
McKesson Corp.	4,947	546,495

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
MedCath Corp. (A)	613	$306
MEDNAX, Inc. (A)	2,250	74,250
Molina Healthcare, Inc. (A)	1,455	169,100
National HealthCare Corp.	429	33,655
National Research Corp.	1,244	47,446
Owens & Minor, Inc.	1,661	10,514
Patterson Companies, Inc.	2,414	47,459
PetIQ, Inc. (A)	575	13,495
Premier, Inc., Class A (A)	3,584	133,862
Quest Diagnostics, Inc.	3,316	276,123
Quorum Health Corp. (A)	392	1,133
R1 RCM, Inc. (A)	2,964	23,564
RadNet, Inc. (A)	1,310	13,323
Select Medical Holdings Corp. (A)	3,247	49,841
Surgery Partners, Inc. (A)	1,386	13,569
Tenet Healthcare Corp. (A)	2,354	40,348
The Ensign Group, Inc.	1,404	54,461
The Providence Service Corp. (A)	378	22,688
Tivity Health, Inc. (A)	1,074	26,646
UnitedHealth Group, Inc.	23,083	5,750,437
Universal Health Services, Inc., Class B	2,334	272,051
US Physical Therapy, Inc.	347	35,515
WellCare Health Plans, Inc. (A)	1,102	260,171
		18,272,439
Health care technology – 0.2%
Allscripts Healthcare Solutions, Inc. (A)	4,420	42,609
athenahealth, Inc. (A)	973	128,368
Castlight Health, Inc., B Shares (A)	3,656	7,934
Cerner Corp. (A)	8,198	429,903
Computer Programs & Systems, Inc.	379	9,513
Evolent Health, Inc., Class A (A)(B)	2,045	40,798
HealthStream, Inc.	886	21,397
HMS Holdings Corp. (A)	1,934	54,403
Inovalon Holdings, Inc., Class A (A)	3,391	48,084
Medidata Solutions, Inc. (A)	1,476	99,512
NantHealth, Inc. (A)(B)	3,451	1,878
NextGen Healthcare, Inc. (A)	1,749	26,497
Omnicell, Inc. (A)	1,024	62,710
Simulations Plus, Inc.	455	9,055
Tabula Rasa HealthCare, Inc. (A)	474	30,222
Teladoc Health, Inc. (A)(B)	1,541	76,387
Veeva Systems, Inc., Class A (A)	3,452	308,333
Vocera Communications, Inc. (A)	782	30,772
		1,428,375
Life sciences tools and services – 1.0%
Accelerate Diagnostics, Inc. (A)(B)	1,535	17,653
Agilent Technologies, Inc.	7,825	527,875
Bio-Rad Laboratories, Inc., Class A (A)	747	173,468
Bio-Techne Corp.	961	139,076
Bruker Corp.	3,887	115,716
Cambrex Corp. (A)	894	33,757
Charles River Laboratories International, Inc. (A)	1,222	138,306
Codexis, Inc. (A)	1,349	22,528
Enzo Biochem, Inc. (A)	1,266	3,519
Fluidigm Corp. (A)	357	3,077
Harvard Bioscience, Inc. (A)	485	1,542
Illumina, Inc. (A)	3,605	1,081,248
IQVIA Holdings, Inc. (A)	5,203	604,433
Luminex Corp.	1,250	28,888
Medpace Holdings, Inc. (A)	869	45,996
Mettler-Toledo International, Inc. (A)	616	348,397
NanoString Technologies, Inc. (A)	769	11,404
NeoGenomics, Inc. (A)	2,195	27,679
Pacific Biosciences of California, Inc. (A)	3,229	23,895
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
PerkinElmer, Inc.	2,703	$212,321
PRA Health Sciences, Inc. (A)	1,614	148,423
Quanterix Corp. (A)	534	9,778
Syneos Health, Inc. (A)	2,651	104,317
Thermo Fisher Scientific, Inc.	9,693	2,169,196
Waters Corp. (A)	1,894	357,303
		6,349,795
Pharmaceuticals – 4.2%
Aclaris Therapeutics, Inc. (A)	747	5,520
Adamis Pharmaceuticals Corp. (A)	1,632	3,672
Aerie Pharmaceuticals, Inc. (A)	991	35,775
Agile Therapeutics, Inc. (A)	1,595	919
Akcea Therapeutics, Inc. (A)(B)	1,821	54,885
Akorn, Inc. (A)	3,187	10,804
Alexza Pharmaceuticals, Inc. (A)(C)	2,067	72
Allergan PLC	8,325	1,112,720
Amneal Pharmaceuticals, Inc. (A)	2,521	34,109
Amphastar Pharmaceuticals, Inc. (A)	1,295	25,771
Ampio Pharmaceuticals, Inc. (A)	1,902	751
ANI Pharmaceuticals, Inc. (A)	324	14,586
Aratana Therapeutics, Inc. (A)	1,239	7,595
Assembly Biosciences, Inc. (A)	477	10,790
Assertio Therapeutics, Inc. (A)	1,816	6,556
BioDelivery Sciences International, Inc. (A)	2,697	9,979
Bristol-Myers Squibb Company	39,569	2,056,797
Catalent, Inc. (A)	3,413	106,417
Clearside Biomedical, Inc. (A)	998	1,068
Collegium Pharmaceutical, Inc. (A)	840	14,423
Corcept Therapeutics, Inc. (A)(B)	3,097	41,376
Corium International, Inc. (A)(C)	1,009	182
Dermira, Inc. (A)	1,155	8,304
Dova Pharmaceuticals, Inc. (A)(B)	710	5,382
Durect Corp. (A)	4,211	2,034
Eli Lilly & Company	26,374	3,051,999
Endo International PLC (A)	6,152	44,910
Horizon Pharma PLC (A)	3,927	76,734
Innovate Biopharmaceuticals, Inc. (A)	319	737
Innoviva, Inc. (A)	2,501	43,642
Intersect ENT, Inc. (A)	798	22,488
Johnson & Johnson	64,123	8,275,073
Kala Pharmaceuticals, Inc. (A)	674	3,296
Lannett Company, Inc. (A)(B)	1,025	5,084
Marinus Pharmaceuticals, Inc. (A)	1,468	4,213
Melinta Therapeutics, Inc. (A)	781	619
Menlo Therapeutics, Inc. (A)	195	803
Merck & Company, Inc.	64,996	4,966,344
MyoKardia, Inc. (A)	965	47,150
Nektar Therapeutics (A)	4,020	132,137
Neos Therapeutics, Inc. (A)(B)	969	1,599
Ocular Therapeutix, Inc. (A)	1,316	5,238
Odonate Therapeutics, Inc. (A)	680	9,574
Omeros Corp. (A)(B)	1,320	14,705
Optinose, Inc. (A)	957	5,933
Otonomy, Inc. (A)	1,390	2,572
Pacira Pharmaceuticals, Inc. (A)	1,111	47,795
Paratek Pharmaceuticals, Inc. (A)(B)	760	3,899
Pfizer, Inc.	141,364	6,170,539
Phibro Animal Health Corp., Class A	1,100	35,376
Prestige Consumer Healthcare, Inc. (A)	1,453	44,869
Reata Pharmaceuticals, Inc., Class A (A)	714	40,055
Revance Therapeutics, Inc. (A)	851	17,131
scPharmaceuticals, Inc. (A)	640	2,406
Sienna Biopharmaceuticals, Inc. (A)	555	1,288
Strongbridge Biopharma PLC (A)	1,240	5,555

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Supernus Pharmaceuticals, Inc. (A)	1,388	$46,109
Teligent, Inc. (A)(B)	1,521	2,084
Tetraphase Pharmaceuticals, Inc. (A)	1,403	1,585
The Medicines Company (A)	1,753	33,552
TherapeuticsMD, Inc. (A)(B)	5,607	21,363
Tilray, Inc., Class 2 (A)(B)	1,061	74,843
Zoetis, Inc.	11,996	1,026,138
Zogenix, Inc. (A)	862	31,429
Zynerba Pharmaceuticals, Inc. (A)	581	1,726
		27,893,079
		91,375,628
Industrials – 9.7%
Aerospace and defense – 2.3%
AAR Corp.	757	28,266
Aerojet Rocketdyne Holdings, Inc. (A)	2,058	72,503
Aerovironment, Inc. (A)	650	44,168
Arconic, Inc.	11,858	199,926
Astronics Corp. (A)	623	18,970
Astronics Corp., Class B (A)	93	2,828
Axon Enterprise, Inc. (A)	1,283	56,131
BWX Technologies, Inc.	2,459	94,008
Cubic Corp.	751	40,359
Curtiss-Wright Corp.	1,093	111,617
Ducommun, Inc. (A)	321	11,659
Engility Holdings, Inc. (A)	1,030	29,314
Esterline Technologies Corp. (A)	716	86,958
General Dynamics Corp.	6,968	1,095,439
Harris Corp.	2,934	395,063
HEICO Corp., Class A	3,285	206,955
Hexcel Corp.	2,207	126,549
Huntington Ingalls Industries, Inc.	1,082	205,915
Kratos Defense & Security Solutions, Inc. (A)	2,763	38,931
L3 Technologies, Inc.	1,852	321,618
Lockheed Martin Corp.	6,889	1,803,816
Mercury Systems, Inc. (A)	1,316	62,234
Moog, Inc., Class A	880	68,182
National Presto Industries, Inc.	196	22,916
Northrop Grumman Corp.	4,188	1,025,641
Raytheon Company	6,796	1,042,167
Sparton Corp. (A)	332	6,039
Spirit AeroSystems Holdings, Inc., Class A	2,761	199,040
Teledyne Technologies, Inc. (A)	886	183,464
Textron, Inc.	6,152	282,930
The Boeing Company	14,081	4,541,123
The KeyW Holding Corp. (A)	1,434	9,593
TransDigm Group, Inc. (A)	1,292	439,358
Triumph Group, Inc.	1,366	15,709
United Technologies Corp.	20,408	2,173,044
Vectrus, Inc. (A)	294	6,345
Wesco Aircraft Holdings, Inc. (A)	2,836	22,404
		15,091,182
Air freight and logistics – 0.6%
Air Transport Services Group, Inc. (A)	1,616	36,861
Atlas Air Worldwide Holdings, Inc. (A)	573	24,175
C.H. Robinson Worldwide, Inc.	3,347	281,449
Echo Global Logistics, Inc. (A)	790	16,061
Expeditors International of Washington, Inc.	3,916	266,640
FedEx Corp.	6,296	1,015,734
Forward Air Corp.	699	38,340
Hub Group, Inc., Class A (A)	934	34,623
United Parcel Service, Inc., Class B	20,711	2,019,944
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
XPO Logistics, Inc. (A)	2,948	$168,154
		3,901,981
Airlines – 0.4%
Alaska Air Group, Inc.	2,896	176,222
Allegiant Travel Company	394	39,487
American Airlines Group, Inc.	11,415	366,536
Delta Air Lines, Inc.	16,516	824,148
Hawaiian Holdings, Inc.	1,268	33,488
JetBlue Airways Corp. (A)	7,299	117,222
SkyWest, Inc.	1,282	57,011
Southwest Airlines Company	13,794	641,145
Spirit Airlines, Inc. (A)	1,725	99,912
United Continental Holdings, Inc. (A)	6,582	551,111
		2,906,282
Building products – 0.4%
AAON, Inc.	1,262	44,246
Advanced Drainage Systems, Inc.	1,541	37,369
American Woodmark Corp. (A)	392	21,827
AO Smith Corp.	4,182	178,571
Apogee Enterprises, Inc.	790	23,582
Armstrong Flooring, Inc. (A)	761	9,010
Armstrong World Industries, Inc.	1,315	76,546
Builders FirstSource, Inc. (A)	2,730	29,784
Continental Building Products, Inc. (A)	772	19,647
CSW Industrials, Inc. (A)	443	21,419
Fortune Brands Home & Security, Inc.	3,713	141,057
Gibraltar Industries, Inc. (A)	875	31,141
Griffon Corp.	1,323	13,825
Insteel Industries, Inc.	543	13,184
JELD-WEN Holding, Inc. (A)	2,834	40,271
Johnson Controls International PLC	23,045	683,284
Lennox International, Inc.	1,035	226,520
Masco Corp.	7,837	229,154
NCI Building Systems, Inc. (A)	1,541	11,172
Owens Corning	2,720	119,626
Patrick Industries, Inc. (A)	691	20,461
PGT Innovations, Inc. (A)	1,354	21,461
Quanex Building Products Corp.	973	13,223
Resideo Technologies, Inc. (A)	2,957	60,766
Simpson Manufacturing Company, Inc.	1,174	63,549
Trex Company, Inc. (A)	1,462	86,784
Universal Forest Products, Inc.	1,489	38,654
USG Corp.	3,511	149,779
		2,425,912
Commercial services and supplies – 0.6%
ABM Industries, Inc.	1,566	50,284
ACCO Brands Corp.	2,362	16,014
ADT, Inc.	1,508	9,063
Advanced Disposal Services, Inc. (A)	2,130	50,992
ARC Document Solutions, Inc. (A)	1,859	3,811
Brady Corp., Class A	1,234	53,630
Casella Waste Systems, Inc., Class A (A)	1,180	33,618
CECO Environmental Corp. (A)	1,030	6,953
Cintas Corp.	2,587	434,590
Civeo Corp. (A)	3,710	5,305
Clean Harbors, Inc. (A)	1,427	70,422
Copart, Inc. (A)	5,746	274,544
Covanta Holding Corp.	3,622	48,607
Deluxe Corp.	1,214	46,666
Ennis, Inc.	700	13,475
Essendant, Inc.	1,072	13,486
Healthcare Services Group, Inc. (B)	1,855	74,534
Heritage-Crystal Clean, Inc. (A)	637	14,657
Herman Miller, Inc.	1,463	44,256

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
HNI Corp.	1,011	$35,820
Hudson Technologies, Inc. (A)(B)	1,248	1,111
Interface, Inc.	1,386	19,751
KAR Auction Services, Inc.	3,301	157,524
Kimball International, Inc., Class B	1,061	15,056
Knoll, Inc.	1,376	22,676
LSC Communications, Inc.	987	6,909
Matthews International Corp., Class A	749	30,424
McGrath RentCorp	546	28,108
Mobile Mini, Inc.	1,065	33,814
MSA Safety, Inc.	944	88,991
Multi-Color Corp.	575	20,177
NL Industries, Inc. (A)	1,371	4,812
PICO Holdings, Inc. (A)	659	6,023
Pitney Bowes, Inc.	4,518	26,701
Quad/Graphics, Inc.	1,451	17,876
Republic Services, Inc.	6,958	501,602
Rollins, Inc.	7,708	278,259
RR Donnelley & Sons Company	1,999	7,916
SP Plus Corp. (A)	619	18,285
Steelcase, Inc., Class A	2,699	40,026
Stericycle, Inc. (A)	1,954	71,692
Swisher Hygiene, Inc. (A)(C)	450	421
Team, Inc. (A)	842	12,335
Tetra Tech, Inc.	1,397	72,323
The Brink's Company	1,273	82,299
UniFirst Corp.	468	66,957
US Ecology, Inc.	611	38,481
Viad Corp.	552	27,650
VSE Corp.	302	9,033
Waste Management, Inc.	9,923	883,048
		3,891,007
Construction and engineering – 0.2%
AECOM (A)	3,853	102,105
Aegion Corp. (A)	916	14,949
Ameresco, Inc., Class A (A)	1,258	17,738
Arcosa, Inc. (A)	1,228	34,003
Argan, Inc.	415	15,704
Comfort Systems USA, Inc.	1,027	44,859
Dycom Industries, Inc. (A)	774	41,827
EMCOR Group, Inc.	1,421	84,819
Fluor Corp.	3,518	113,280
Granite Construction, Inc.	1,123	45,234
Great Lakes Dredge & Dock Corp. (A)	1,745	11,552
HC2 Holdings, Inc. (A)	1,457	3,846
IES Holdings, Inc. (A)	602	9,361
Jacobs Engineering Group, Inc.	3,468	202,739
KBR, Inc.	3,431	52,083
MasTec, Inc. (A)	2,092	84,852
MYR Group, Inc. (A)	461	12,986
Northwest Pipe Company (A)	368	8,571
Orion Group Holdings, Inc. (A)	1,081	4,637
Primoris Services Corp.	1,418	27,126
Quanta Services, Inc.	3,785	113,929
Sterling Construction Company, Inc. (A)	733	7,982
Tutor Perini Corp. (A)	1,370	21,879
Valmont Industries, Inc.	570	63,242
		1,139,303
Electrical equipment – 0.5%
Acuity Brands, Inc.	1,051	120,812
Allied Motion Technologies, Inc.	289	12,915
AMETEK, Inc.	5,603	379,323
Atkore International Group, Inc. (A)	1,040	20,634
AZZ, Inc.	725	29,261
Babcock & Wilcox Enterprises, Inc. (A)	1,702	664
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Eaton Corp. PLC	10,227	$702,186
Emerson Electric Company	14,918	891,351
Encore Wire Corp.	587	29,456
Energous Corp. (A)(B)	688	3,984
EnerSys	980	76,058
Enphase Energy, Inc. (A)(B)	2,749	13,003
FuelCell Energy, Inc. (A)(B)	3,640	2,004
Hubbell, Inc.	1,375	136,593
LSI Industries, Inc.	199	631
nVent Electric PLC	12,460	279,852
Plug Power, Inc. (A)(B)	6,157	7,635
Powell Industries, Inc.	332	8,303
Preformed Line Products Company	145	7,866
Regal Beloit Corp.	1,021	71,521
Revolution Lighting Technologies, Inc. (A)	1,281	504
Rockwell Automation, Inc.	3,044	458,061
Sunrun, Inc. (A)	2,933	31,940
Thermon Group Holdings, Inc. (A)	912	18,495
TPI Composites, Inc. (A)	945	23,228
Vicor Corp. (A)	1,095	41,380
Vivint Solar, Inc. (A)	3,209	12,226
		3,379,886
Industrial conglomerates – 1.1%
3M Company	14,153	2,696,713
Carlisle Companies, Inc.	1,518	152,589
General Electric Company	210,276	1,591,789
Honeywell International, Inc.	17,744	2,344,337
Icahn Enterprises LP	4,276	244,074
Raven Industries, Inc.	807	29,205
Roper Technologies, Inc.	2,503	667,100
		7,725,807
Machinery – 1.8%
Actuant Corp., Class A	1,627	34,151
AGCO Corp.	1,811	100,818
Alamo Group, Inc.	316	24,433
Albany International Corp., Class A	769	48,009
Allison Transmission Holdings, Inc.	3,491	153,290
Altra Industrial Motion Corp.	651	16,373
Astec Industries, Inc.	516	15,578
Barnes Group, Inc.	1,353	72,548
Briggs & Stratton Corp.	1,186	15,513
Caterpillar, Inc.	14,453	1,836,543
Chart Industries, Inc. (A)	704	45,781
CIRCOR International, Inc. (A)	461	9,819
Colfax Corp. (A)	2,940	61,446
Columbus McKinnon Corp.	622	18,747
Commercial Vehicle Group, Inc. (A)	1,034	5,894
Crane Company	1,460	105,383
Cummins, Inc.	3,855	515,182
Deere & Company	7,759	1,157,410
DMC Global, Inc.	432	15,172
Donaldson Company, Inc.	3,099	134,466
Douglas Dynamics, Inc.	623	22,359
Dover Corp.	3,720	263,934
Energy Recovery, Inc. (A)(B)	1,545	10,398
EnPro Industries, Inc.	501	30,110
ESCO Technologies, Inc.	589	38,845
Evoqua Water Technologies Corp. (A)	2,964	28,454
Federal Signal Corp.	1,641	32,656
Flowserve Corp.	3,220	122,424
Fortive Corp.	8,226	556,571
Franklin Electric Company, Inc.	1,116	47,854
FreightCar America, Inc. (A)	410	2,743
Gardner Denver Holdings, Inc. (A)	4,877	99,735
Gates Industrial Corp. PLC (A)(B)	4,606	60,983

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Gencor Industries, Inc. (A)	428	$4,695
Global Brass & Copper Holdings, Inc.	592	14,889
Graco, Inc.	4,242	177,528
Graham Corp.	354	8,085
Harsco Corp. (A)	1,884	37,416
Hillenbrand, Inc.	1,562	59,247
Hurco Companies, Inc.	183	6,533
Hyster-Yale Materials Handling, Inc.	343	21,252
IDEX Corp.	1,856	234,339
Illinois Tool Works, Inc.	7,986	1,011,746
ITT, Inc.	2,118	102,236
John Bean Technologies Corp.	796	57,161
Kadant, Inc.	299	24,357
Kennametal, Inc.	2,052	68,291
LB Foster Company, Class A (A)	298	4,738
Lincoln Electric Holdings, Inc.	1,545	121,823
Lindsay Corp.	285	27,431
Lydall, Inc. (A)	480	9,749
Manitex International, Inc. (A)	126	716
Meritor, Inc. (A)	2,137	36,137
Milacron Holdings Corp. (A)	1,513	17,990
Miller Industries, Inc.	317	8,559
Mueller Industries, Inc.	1,341	31,326
Mueller Water Products, Inc., Class A	3,700	33,670
Navistar International Corp. (A)	2,509	65,109
NN, Inc.	766	5,140
Nordson Corp.	1,411	168,403
Omega Flex, Inc.	281	15,194
Oshkosh Corp.	1,851	113,485
PACCAR, Inc.	8,064	460,777
Parker-Hannifin Corp.	3,117	464,869
Park-Ohio Holdings Corp.	359	11,018
Pentair PLC	4,521	170,803
Proto Labs, Inc. (A)	654	73,765
RBC Bearings, Inc. (A)	608	79,709
REV Group, Inc.	1,752	13,158
Rexnord Corp. (A)	2,553	58,591
Snap-on, Inc.	1,328	192,945
Spartan Motors, Inc.	989	7,150
SPX Corp. (A)	1,177	32,968
SPX FLOW, Inc. (A)	1,017	30,937
Standex International Corp.	280	18,810
Stanley Black & Decker, Inc.	3,601	431,184
Sun Hydraulics Corp.	750	24,893
Tennant Company	496	25,847
Terex Corp.	1,982	54,644
The Eastern Company	253	6,118
The ExOne Company (A)	79	523
The Gorman-Rupp Company	728	23,594
The Greenbrier Companies, Inc.	782	30,920
The Manitowoc Company, Inc. (A)	959	14,164
The Middleby Corp. (A)	1,396	143,411
The Timken Company	1,957	73,035
The Toro Company	2,579	144,115
Titan International, Inc.	1,677	7,815
TriMas Corp. (A)	1,278	34,877
Trinity Industries, Inc.	3,686	75,895
Twin Disc, Inc. (A)	354	5,222
Wabash National Corp.	1,600	20,928
WABCO Holdings, Inc. (A)	1,359	145,875
Wabtec Corp. (B)	2,345	164,736
Watts Water Technologies, Inc., Class A	850	54,851
Welbilt, Inc. (A)	3,489	38,763
Woodward, Inc.	1,494	110,989
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	4,446	$296,637
		11,735,403
Marine – 0.0%
Eagle Bulk Shipping, Inc. (A)	2,130	9,819
Kirby Corp. (A)	1,490	100,366
Matson, Inc.	993	31,796
		141,981
Professional services – 0.5%
Acacia Research Corp. (A)	1,963	5,850
ASGN, Inc. (A)	1,324	72,158
Barrett Business Services, Inc.	206	11,794
CBIZ, Inc. (A)	1,496	29,471
CoStar Group, Inc. (A)	900	303,606
CRA International, Inc.	233	9,914
Equifax, Inc.	2,937	273,523
Exponent, Inc.	1,408	71,400
Forrester Research, Inc.	498	22,261
Franklin Covey Company (A)	395	8,820
FTI Consulting, Inc. (A)	895	59,643
Heidrick & Struggles International, Inc.	532	16,593
Hill International, Inc. (A)	1,520	4,682
Huron Consulting Group, Inc. (A)	619	31,761
ICF International, Inc.	515	33,362
InnerWorkings, Inc. (A)	1,547	5,786
Insperity, Inc.	1,009	94,200
Kelly Services, Inc., Class A	813	16,650
Kforce, Inc.	758	23,437
Korn Ferry	1,385	54,763
ManpowerGroup, Inc.	1,626	105,365
Mistras Group, Inc. (A)	810	11,648
Navigant Consulting, Inc.	1,284	30,880
Resources Connection, Inc.	841	11,942
Robert Half International, Inc.	3,044	174,117
The Dun & Bradstreet Corp.	948	135,318
Thomson Reuters Corp.	15,899	768,081
TransUnion	4,554	258,667
TriNet Group, Inc. (A)	1,726	72,406
TrueBlue, Inc. (A)	1,160	25,810
Verisk Analytics, Inc. (A)	4,053	441,939
WageWorks, Inc. (A)	956	25,965
Willdan Group, Inc. (A)	264	9,235
		3,221,047
Road and rail – 1.0%
AMERCO	445	146,009
ArcBest Corp.	699	23,948
Avis Budget Group, Inc. (A)	2,083	46,826
Celadon Group, Inc. (A)	363	301
Covenant Transportation Group, Inc., Class A (A)	501	9,619
CSX Corp.	21,094	1,310,570
Daseke, Inc. (A)	1,206	4,438
Genesee & Wyoming, Inc., Class A (A)	1,521	112,584
Heartland Express, Inc.	2,270	41,541
Hertz Global Holdings, Inc. (A)	1,984	27,082
J.B. Hunt Transport Services, Inc.	2,448	227,762
Kansas City Southern	2,440	232,898
Knight-Swift Transportation Holdings, Inc.	4,376	109,706
Landstar System, Inc.	993	95,000
Marten Transport, Ltd.	1,479	23,945
Norfolk Southern Corp.	6,779	1,013,732
Old Dominion Freight Line, Inc.	1,968	243,028
P.A.M. Transportation Services, Inc. (A)	61	2,404
Roadrunner Transportation Systems, Inc. (A)	1,079	535

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Ryder System, Inc.	1,340	$64,521
Saia, Inc. (A)	681	38,013
Schneider National, Inc., Class B	4,282	79,945
Union Pacific Corp.	18,536	2,562,231
Universal Logistics Holdings, Inc.	800	14,472
USA Truck, Inc. (A)	295	4,416
Werner Enterprises, Inc.	1,755	51,843
YRC Worldwide, Inc. (A)	936	2,948
		6,490,317
Trading companies and distributors – 0.3%
Air Lease Corp.	2,464	74,437
Aircastle, Ltd.	1,836	31,653
Applied Industrial Technologies, Inc.	957	51,621
Beacon Roofing Supply, Inc. (A)	1,681	53,321
BMC Stock Holdings, Inc. (A)	1,851	28,653
CAI International, Inc. (A)	518	12,033
DXP Enterprises, Inc. (A)	493	13,725
EVI Industries, Inc. (B)	320	10,672
Fastenal Company	7,051	368,697
Fortress Transportation & Infrastructure Investors LLC	1,753	25,138
Foundation Building Materials, Inc. (A)	1,193	9,914
GATX Corp.	950	67,270
GMS, Inc. (A)	892	13,255
H&E Equipment Services, Inc.	981	20,032
HD Supply Holdings, Inc. (A)	4,670	175,218
Herc Holdings, Inc. (A)	783	20,350
Kaman Corp.	645	36,178
Lawson Products, Inc. (A)	299	9,448
MRC Global, Inc. (A)	2,156	26,368
MSC Industrial Direct Company, Inc., Class A	1,374	105,688
Nexeo Solutions, Inc. (A)	1,766	15,170
NOW, Inc. (A)	2,982	34,710
Rush Enterprises, Inc., Class A	931	32,101
SiteOne Landscape Supply, Inc. (A)	976	53,944
Systemax, Inc.	1,010	24,129
Textainer Group Holdings, Ltd. (A)	1,558	15,518
Titan Machinery, Inc. (A)	613	8,061
United Rentals, Inc. (A)	2,060	211,212
Univar, Inc. (A)	3,602	63,899
Veritiv Corp. (A)	445	11,112
W.W. Grainger, Inc.	1,385	391,069
Watsco, Inc.	888	123,556
WESCO International, Inc. (A)	1,198	57,504
Willis Lease Finance Corp. (A)	275	9,515
		2,205,171
		64,255,279
Information technology – 19.1%
Communications equipment – 1.1%
Acacia Communications, Inc. (A)	1,074	40,812
ADTRAN, Inc.	1,330	14,284
Aerohive Networks, Inc. (A)	1,973	6,432
Applied Optoelectronics, Inc. (A)	524	8,085
Arista Networks, Inc. (A)	1,830	385,581
ARRIS International PLC (A)	4,604	140,744
CalAmp Corp. (A)	968	12,594
Calix, Inc. (A)	1,502	14,645
Casa Systems, Inc. (A)	2,022	26,549
Ciena Corp. (A)	3,518	119,295
Cisco Systems, Inc.	112,967	4,894,860
Clearfield, Inc. (A)	564	5,595
CommScope Holding Company, Inc. (A)	4,618	75,689
Comtech Telecommunications Corp.	652	15,870
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Digi International, Inc. (A)	773	$7,800
EchoStar Corp., Class A (A)	2,352	86,365
EMCORE Corp. (A)	934	3,923
Extreme Networks, Inc. (A)	3,021	18,428
F5 Networks, Inc. (A)	1,473	238,670
Finisar Corp. (A)	2,667	57,607
Harmonic, Inc. (A)	2,423	11,437
Infinera Corp. (A)	3,517	14,033
InterDigital, Inc.	854	56,731
Juniper Networks, Inc.	8,382	225,560
KVH Industries, Inc. (A)	618	6,359
Lumentum Holdings, Inc. (A)	1,796	75,450
Motorola Solutions, Inc.	3,994	459,470
NETGEAR, Inc. (A)	756	39,335
NetScout Systems, Inc. (A)	2,200	51,986
Plantronics, Inc.	785	25,984
Powerwave Technologies, Inc. (A)(C)	912	0
Quantenna Communications, Inc. (A)	963	13,819
Ribbon Communications, Inc. (A)	2,652	12,783
TESSCO Technologies, Inc.	79	948
Ubiquiti Networks, Inc. (B)	1,882	187,090
UTStarcom Holdings Corp. (A)	215	578
ViaSat, Inc. (A)(B)	1,499	88,366
Viavi Solutions, Inc. (A)	5,498	55,255
		7,499,012
Electronic equipment, instruments and components – 0.7%
Amphenol Corp., Class A	7,222	585,126
Anixter International, Inc. (A)	820	44,534
Arrow Electronics, Inc. (A)	1,650	113,768
Avnet, Inc.	2,637	95,196
AVX Corp.	4,223	64,401
Badger Meter, Inc.	801	39,417
Bel Fuse, Inc., Class B	346	6,373
Belden, Inc.	1,059	44,234
Benchmark Electronics, Inc.	1,098	23,256
CDW Corp.	3,575	289,754
Cognex Corp.	4,302	166,358
Coherent, Inc. (A)	604	63,849
Control4 Corp. (A)	670	11,792
Corning, Inc.	20,752	626,918
CTS Corp.	929	24,052
Daktronics, Inc.	1,241	9,183
Dolby Laboratories, Inc., Class A	2,532	156,579
Electro Scientific Industries, Inc. (A)	904	27,084
ePlus, Inc. (A)	387	27,543
FARO Technologies, Inc. (A)	474	19,263
Fitbit, Inc., Class A (A)(B)	6,454	32,076
FLIR Systems, Inc.	3,455	150,431
II-VI, Inc. (A)	1,569	50,930
Insight Enterprises, Inc. (A)	780	31,785
IPG Photonics Corp. (A)	1,329	150,562
Iteris, Inc. (A)	1,032	3,849
Itron, Inc. (A)	959	45,351
Jabil, Inc.	4,365	108,208
KEMET Corp.	1,301	22,820
Keysight Technologies, Inc. (A)	4,721	293,080
Kimball Electronics, Inc. (A)	758	11,741
Knowles Corp. (A)	2,456	32,689
Littelfuse, Inc.	585	100,316
Maxwell Technologies, Inc. (A)	1,541	3,190
Mesa Laboratories, Inc.	104	21,673
Methode Electronics, Inc.	826	19,238
MicroVision, Inc. (A)	3,177	1,919
MTS Systems Corp.	479	19,222
Napco Security Technologies, Inc. (A)	753	11,860

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
National Instruments Corp.	3,219	$146,078
Novanta, Inc. (A)	808	50,904
OSI Systems, Inc. (A)	513	37,603
PAR Technology Corp. (A)	708	15,399
Park Electrochemical Corp.	597	10,788
PC Connection, Inc.	741	22,030
PCM, Inc. (A)	572	10,073
Plexus Corp. (A)	802	40,966
Rogers Corp. (A)	447	44,280
Sanmina Corp. (A)	1,829	44,006
ScanSource, Inc. (A)	708	24,341
SYNNEX Corp.	1,242	100,403
Tech Data Corp. (A)	848	69,375
Trimble, Inc. (A)	6,136	201,936
TTM Technologies, Inc. (A)	2,807	27,312
Vishay Intertechnology, Inc.	3,595	64,746
Vishay Precision Group, Inc. (A)	345	10,429
Zebra Technologies Corp., Class A (A)	1,335	212,572
		4,682,861
IT services – 4.3%
Akamai Technologies, Inc. (A)	4,185	255,620
Alliance Data Systems Corp.	1,373	206,060
Automatic Data Processing, Inc.	10,538	1,381,743
Black Knight, Inc. (A)	3,752	169,065
Booz Allen Hamilton Holding Corp.	3,647	164,370
Brightcove, Inc. (A)	1,084	7,631
Broadridge Financial Solutions, Inc.	2,915	280,569
CACI International, Inc., Class A (A)	615	88,578
Carbonite, Inc. (A)	761	19,223
Cardtronics PLC, Class A (A)	1,262	32,812
Cass Information Systems, Inc.	256	13,548
Cognizant Technology Solutions Corp., Class A	14,041	891,323
Conduent, Inc. (A)	5,274	56,063
CoreLogic, Inc. (A)	1,972	65,904
CSG Systems International, Inc.	935	29,705
DXC Technology Company	7,065	375,646
Endurance International Group Holdings, Inc. (A)	4,023	26,753
EPAM Systems, Inc. (A)	1,293	150,001
Euronet Worldwide, Inc. (A)	1,260	128,999
Everi Holdings, Inc. (A)	1,863	9,594
ExlService Holdings, Inc. (A)	928	48,831
Fidelity National Information Services, Inc.	7,997	820,092
First Data Corp., Class A (A)	22,963	388,304
Fiserv, Inc. (A)	9,695	712,486
FleetCor Technologies, Inc. (A)	2,215	411,370
Gartner, Inc. (A)	2,226	284,572
Genpact, Ltd.	4,793	129,363
Global Payments, Inc.	3,931	405,404
GoDaddy, Inc., Class A (A)	4,204	275,866
GreenSky, Inc., Class A (A)	1,762	16,862
IBM Corp.	21,908	2,490,282
Information Services Group, Inc. (A)	1,813	7,687
Internap Corp. (A)(B)	588	2,440
Jack Henry & Associates, Inc.	1,899	240,261
Leidos Holdings, Inc.	3,744	197,384
Limelight Networks, Inc. (A)	3,034	7,100
LiveRamp Holdings, Inc. (A)(B)	1,925	74,363
ManTech International Corp., Class A	910	47,588
Mastercard, Inc., Class A	25,241	4,761,715
MAXIMUS, Inc.	1,655	107,724
MoneyGram International, Inc. (A)	1,519	3,038
MongoDB, Inc. (A)(B)	1,247	104,424
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
NIC, Inc.	1,830	$22,838
Okta, Inc. (A)	2,304	146,995
Paychex, Inc.	8,701	566,870
PayPal Holdings, Inc. (A)	28,780	2,420,110
Perficient, Inc. (A)	981	21,837
Perspecta, Inc.	3,532	60,821
PFSweb, Inc. (A)	944	4,843
Presidio, Inc.	2,520	32,886
PRGX Global, Inc. (A)	93	881
Sabre Corp.	6,867	148,602
Science Applications International Corp.	1,094	69,688
ServiceSource International, Inc. (A)	2,601	2,809
Square, Inc., Class A (A)	9,764	547,663
StarTek, Inc. (A)	653	4,342
Steel Connect, Inc. (A)	369	638
Switch, Inc., Class A	6,554	45,878
Sykes Enterprises, Inc. (A)	931	23,024
The Hackett Group, Inc.	800	12,808
The Western Union Company	11,508	196,326
Total System Services, Inc.	4,483	364,423
TTEC Holdings, Inc.	1,257	35,912
Twilio, Inc., Class A (A)(B)	2,334	208,426
Unisys Corp. (A)	1,411	16,410
VeriSign, Inc. (A)	2,378	352,634
Virtusa Corp. (A)	802	34,157
Visa, Inc., Class A	49,359	6,512,426
WEX, Inc. (A)	1,068	149,584
Worldpay, Inc., Class A (A)	6,402	489,305
		28,383,499
Semiconductors and semiconductor equipment – 3.3%
Adesto Technologies Corp. (A)	969	4,264
Advanced Energy Industries, Inc. (A)	980	42,071
Advanced Micro Devices, Inc. (A)	23,835	439,994
Alpha & Omega Semiconductor, Ltd. (A)	677	6,899
Ambarella, Inc. (A)	765	26,760
Amkor Technology, Inc. (A)	5,742	37,668
Amtech Systems, Inc. (A)	540	2,446
Analog Devices, Inc.	8,840	758,737
Applied Materials, Inc.	24,203	792,406
Aquantia Corp. (A)	774	6,788
Axcelis Technologies, Inc. (A)	854	15,201
AXT, Inc. (A)	1,039	4,520
Broadcom, Inc.	10,260	2,608,913
Brooks Automation, Inc.	1,899	49,716
Cabot Microelectronics Corp.	703	67,031
CEVA, Inc. (A)	604	13,342
Cirrus Logic, Inc. (A)	1,585	52,590
Cohu, Inc.	1,095	17,597
Cree, Inc. (A)	2,469	105,611
Cypress Semiconductor Corp.	8,625	109,710
Diodes, Inc. (A)	1,104	35,615
DSP Group, Inc. (A)	633	7,090
Entegris, Inc.	3,398	94,787
Everspin Technologies, Inc. (A)	685	3,843
First Solar, Inc. (A)	2,601	110,425
FormFactor, Inc. (A)	1,989	28,025
GSI Technology, Inc. (A)	84	432
Ichor Holdings, Ltd. (A)(B)	679	11,068
Impinj, Inc. (A)	564	8,206
Inphi Corp. (A)	1,155	37,133
Integrated Device Technology, Inc. (A)	3,148	152,458
Intel Corp.	111,839	5,248,604
KLA-Tencor Corp.	3,763	336,751
Kopin Corp. (A)	2,098	2,096
Kulicke & Soffa Industries, Inc.	1,626	32,959

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Lam Research Corp.	3,969	$540,459
Lattice Semiconductor Corp. (A)	3,472	24,026
MACOM Technology Solutions Holdings, Inc. (A)(B)	1,761	25,552
Marvell Technology Group, Ltd.	15,764	255,219
Maxim Integrated Products, Inc.	6,692	340,288
MaxLinear, Inc. (A)	1,814	31,926
Microchip Technology, Inc. (B)	5,698	409,800
Micron Technology, Inc. (A)	27,992	888,186
MKS Instruments, Inc.	1,341	86,642
Monolithic Power Systems, Inc.	1,058	122,993
Nanometrics, Inc. (A)	721	19,705
NeoPhotonics Corp. (A)	1,632	10,575
NVE Corp.	135	11,818
NVIDIA Corp.	14,686	1,960,581
ON Semiconductor Corp. (A)	10,481	173,041
PDF Solutions, Inc. (A)	908	7,654
Photronics, Inc. (A)	1,903	18,421
Pixelworks, Inc. (A)	1,308	3,793
Power Integrations, Inc.	699	42,625
Qorvo, Inc. (A)	3,130	190,085
QUALCOMM, Inc.	35,882	2,042,045
Rambus, Inc. (A)	2,510	19,252
Rudolph Technologies, Inc. (A)	866	17,727
Semtech Corp. (A)	1,605	73,621
Sigma Designs, Inc. (A)	1,202	175
Silicon Laboratories, Inc. (A)	1,074	84,642
Skyworks Solutions, Inc.	4,312	288,990
SMART Global Holdings, Inc. (A)	559	16,602
SunPower Corp. (A)(B)	3,841	19,090
Synaptics, Inc. (A)	919	34,196
Teradyne, Inc.	4,821	151,283
Texas Instruments, Inc.	23,237	2,195,897
Transwitch Corp. (A)	1,436	0
Ultra Clean Holdings, Inc. (A)	903	7,648
Universal Display Corp. (B)	1,188	111,161
Veeco Instruments, Inc. (A)	1,342	9,944
Versum Materials, Inc.	2,776	76,951
Xilinx, Inc.	6,027	513,320
Xperi Corp.	1,377	25,323
		22,123,012
Software – 6.5%
2U, Inc. (A)	1,317	65,481
8x8, Inc. (A)	2,084	37,595
A10 Networks, Inc. (A)	1,971	12,299
ACI Worldwide, Inc. (A)	2,906	80,409
Adobe, Inc. (A)	11,996	2,713,975
Agilysys, Inc. (A)	672	9,636
Alarm.com Holdings, Inc. (A)	1,271	65,927
Altair Engineering, Inc., Class A (A)	1,543	42,556
Alteryx, Inc., Class A (A)	1,607	95,568
Amber Road, Inc. (A)	917	7,547
American Software, Inc., Class A	832	8,694
ANSYS, Inc. (A)	2,052	293,313
Appfolio, Inc., Class A (A)	918	54,364
Appian Corp. (A)	1,645	43,938
Apptio, Inc., Class A (A)	1,102	41,832
Aspen Technology, Inc. (A)	1,793	147,349
Asure Software, Inc. (A)	96	488
Autodesk, Inc. (A)	5,452	701,182
Avalara, Inc. (A)	226	7,040
Benefitfocus, Inc. (A)	869	39,731
Blackbaud, Inc.	1,239	77,933
Blackline, Inc. (A)	1,264	51,761
Bottomline Technologies, Inc. (A)	1,113	53,424
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Box, Inc., Class A (A)	3,262	$55,063
Cadence Design Systems, Inc. (A)	7,019	305,186
CDK Global, Inc.	3,373	161,499
ChannelAdvisor Corp. (A)	737	8,365
Citrix Systems, Inc.	3,351	343,343
Cloudera, Inc. (A)	3,595	39,761
CommVault Systems, Inc. (A)	1,132	66,890
Cornerstone OnDemand, Inc. (A)	1,383	69,745
Coupa Software, Inc. (A)	1,451	91,210
Digimarc Corp. (A)	311	4,510
DocuSign, Inc. (A)	801	32,104
Dropbox, Inc., Class A (A)	8,802	179,825
Ebix, Inc.	768	32,686
Ellie Mae, Inc. (A)(B)	851	53,468
Envestnet, Inc. (A)	1,055	51,895
Everbridge, Inc. (A)	772	43,819
Fair Isaac Corp. (A)	742	138,754
FireEye, Inc. (A)	4,436	71,908
Five9, Inc. (A)	1,506	65,842
ForeScout Technologies, Inc. (A)	953	24,768
Fortinet, Inc. (A)	4,136	291,298
Guidewire Software, Inc. (A)	1,849	148,345
Hortonworks, Inc. (A)	1,842	26,562
HubSpot, Inc. (A)	927	116,552
Imperva, Inc. (A)	928	51,680
Instructure, Inc. (A)	801	30,046
Intuit, Inc.	6,326	1,245,273
j2 Global, Inc.	1,219	84,574
LivePerson, Inc. (A)	1,615	30,459
LogMeIn, Inc.	1,311	106,938
Manhattan Associates, Inc. (A)	1,735	73,512
Microsoft Corp.	185,366	18,827,625
MicroStrategy, Inc., Class A (A)	260	33,215
MINDBODY, Inc., Class A (A)	1,261	45,900
Mitek Systems, Inc. (A)	911	9,848
MobileIron, Inc. (A)	2,654	12,182
Model N, Inc. (A)	815	10,782
Monotype Imaging Holdings, Inc.	1,161	18,019
New Relic, Inc. (A)	1,357	109,876
Nuance Communications, Inc. (A)	7,447	98,524
Nutanix, Inc., Class A (A)	3,931	163,490
OneSpan, Inc. (A)	1,137	14,724
Oracle Corp.	98,490	4,446,824
Palo Alto Networks, Inc. (A)	2,281	429,626
Paycom Software, Inc. (A)	1,457	178,410
Paylocity Holding Corp. (A)	1,265	76,166
Pegasystems, Inc.	1,955	93,508
Pivotal Software, Inc., Class A (A)	2,882	47,121
Pluralsight, Inc., Class A (A)	463	10,904
Progress Software Corp.	1,167	41,417
Proofpoint, Inc. (A)	1,128	94,538
PROS Holdings, Inc. (A)	881	27,663
PTC, Inc. (A)	2,849	236,182
Q2 Holdings, Inc. (A)	1,129	55,942
Qualys, Inc. (A)	930	69,508
Rapid7, Inc. (A)	1,214	37,828
RealNetworks, Inc. (A)	1,582	3,654
RealPage, Inc. (A)	2,087	100,573
Red Hat, Inc. (A)	4,380	769,303
RingCentral, Inc., Class A (A)	1,588	130,915
SailPoint Technologies Holding, Inc. (A)	2,157	50,668
salesforce.com, Inc. (A)	18,268	2,502,168
SecureWorks Corp., Class A (A)	2,218	37,462
SendGrid, Inc. (A)	1,034	44,638
ServiceNow, Inc. (A)	4,328	770,600

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
ShotSpotter, Inc. (A)	46	$1,434
Smartsheet, Inc., Class A (A)	886	22,026
Splunk, Inc. (A)	3,503	367,290
SPS Commerce, Inc. (A)	476	39,213
SS&C Technologies Holdings, Inc.	5,252	236,918
Symantec Corp.	15,265	288,432
Synchronoss Technologies, Inc. (A)	1,289	7,914
Synopsys, Inc. (A)	3,622	305,117
Tableau Software, Inc., Class A (A)	2,045	245,400
Telaria, Inc. (A)	1,619	4,420
Telenav, Inc. (A)	1,283	5,209
Teradata Corp. (A)	2,966	113,776
The Rubicon Project, Inc. (A)	2,172	8,102
The Trade Desk, Inc., Class A (A)(B)	1,112	129,059
The Ultimate Software Group, Inc. (A)	747	182,918
THQ, Inc. (A)(C)	234	0
Tintri, Inc. (A)	1,306	17
TiVo Corp.	2,831	26,640
Tyler Technologies, Inc. (A)	941	174,857
Upland Software, Inc. (A)	562	15,275
Varonis Systems, Inc. (A)	754	39,887
Verint Systems, Inc. (A)	1,548	65,496
Veritone, Inc. (A)	414	1,573
VirnetX Holding Corp. (A)	1,593	3,823
VMware, Inc., Class A (B)	9,958	1,365,541
Workday, Inc., Class A (A)	5,200	830,336
Workiva, Inc. (A)	1,159	41,597
Yext, Inc. (A)	2,503	37,170
Zendesk, Inc. (A)	2,543	148,435
Zix Corp. (A)	1,522	8,721
Zscaler, Inc. (A)(B)	1,721	67,480
Zuora, Inc., Class A (A)	913	16,562
		43,098,363
Technology hardware, storage and peripherals – 3.2%
3D Systems Corp. (A)	3,112	31,649
Apple, Inc.	118,009	18,614,740
Avid Technology, Inc. (A)	369	1,753
Cray, Inc. (A)	1,129	24,375
Diebold Nixdorf, Inc. (B)	2,085	5,192
Eastman Kodak Company (A)(B)	1,268	3,233
Electronics For Imaging, Inc. (A)	1,039	25,767
Hewlett Packard Enterprise Company	36,616	483,697
HP, Inc.	40,182	822,124
Immersion Corp. (A)	912	8,172
Intevac, Inc. (A)	912	4,770
NCR Corp. (A)	2,831	65,339
NetApp, Inc.	6,497	387,676
Pure Storage, Inc., Class A (A)	5,303	85,272
Quantum Corp. (A)	1,321	2,642
Super Micro Computer, Inc. (A)	1,340	18,492
USA Technologies, Inc. (A)	1,403	5,458
Western Digital Corp.	7,230	267,293
Xerox Corp.	5,888	116,347
		20,973,991
		126,760,738
Materials – 2.7%
Chemicals – 1.7%
A. Schulman, Inc. (A)(C)	827	1,580
Advanced Emissions Solutions, Inc.	679	7,163
AdvanSix, Inc. (A)	822	20,007
Air Products & Chemicals, Inc.	5,048	807,932
Albemarle Corp.	2,733	210,632
American Vanguard Corp.	823	12,501
Amyris, Inc. (A)	1,494	4,990
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ashland Global Holdings, Inc.	1,587	$112,614
Axalta Coating Systems, Ltd. (A)	5,945	139,232
Balchem Corp.	789	61,818
Cabot Corp.	1,452	62,349
Celanese Corp.	3,234	290,963
CF Industries Holdings, Inc.	5,763	250,748
Chase Corp.	194	19,410
Core Molding Technologies, Inc.	342	2,432
CVR Nitrogen LP (A)(C)	1,086	195
DowDuPont, Inc.	55,559	2,971,295
Eastman Chemical Company	3,366	246,088
Ecolab, Inc.	6,668	982,530
Ferro Corp. (A)	2,289	35,892
Flotek Industries, Inc. (A)	1,632	1,779
FMC Corp.	3,302	244,216
FutureFuel Corp.	1,208	19,159
GCP Applied Technologies, Inc. (A)	1,735	42,594
Hawkins, Inc.	308	12,613
HB Fuller Company	1,233	52,612
Huntsman Corp.	6,043	116,569
Ingevity Corp. (A)	1,041	87,121
Innophos Holdings, Inc.	539	13,222
Innospec, Inc.	558	34,462
International Flavors & Fragrances, Inc.	1,945	261,155
Intrepid Potash, Inc. (A)	3,517	9,144
Koppers Holdings, Inc. (A)	574	9,781
Kraton Corp. (A)	856	18,695
Kronos Worldwide, Inc.	2,872	33,085
Linde PLC	6,794	1,060,136
LSB Industries, Inc. (A)	1,028	5,675
Minerals Technologies, Inc.	854	43,844
NewMarket Corp.	255	105,083
Olin Corp.	4,080	82,049
OMNOVA Solutions, Inc. (A)	1,269	9,302
PolyOne Corp.	2,059	58,887
PPG Industries, Inc.	5,915	604,690
PQ Group Holdings, Inc. (A)	3,575	52,946
Quaker Chemical Corp.	313	55,623
Rayonier Advanced Materials, Inc.	1,194	12,716
RPM International, Inc.	3,201	188,155
Sensient Technologies Corp.	1,100	61,435
Stepan Company	518	38,332
The Chemours Company	4,572	129,022
The Mosaic Company	8,927	260,758
The Scotts Miracle-Gro Company	1,417	87,089
The Sherwin-Williams Company	2,276	895,515
Trecora Resources (A)	757	5,905
Tredegar Corp.	935	14,829
Trinseo SA	1,082	49,534
Valhi, Inc.	8,461	16,330
Valvoline, Inc.	4,900	94,815
W.R. Grace & Company	1,656	107,491
Westlake Chemical Corp.	3,198	211,612
Westlake Chemical Partners LP	882	21,283
		11,469,634
Construction materials – 0.1%
Eagle Materials, Inc.	1,244	75,921
Forterra, Inc. (A)	1,860	6,994
Martin Marietta Materials, Inc.	1,564	268,805
Summit Materials, Inc., Class A (A)	2,729	33,840
U.S. Concrete, Inc. (A)	434	15,312
United States Lime & Minerals, Inc.	156	11,076
Vulcan Materials Company	3,307	326,732
		738,680

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging – 0.4%
AptarGroup, Inc.	1,545	$145,338
Avery Dennison Corp.	2,171	195,021
Ball Corp.	8,464	389,175
Bemis Company, Inc.	2,141	98,272
Berry Global Group, Inc. (A)	3,301	156,897
Crown Holdings, Inc. (A)	3,089	128,410
Graphic Packaging Holding Company	7,924	84,311
Greif, Inc., Class A	1,170	43,419
International Paper Company	9,903	399,685
Myers Industries, Inc.	844	12,753
Owens-Illinois, Inc. (A)	4,091	70,529
Packaging Corp. of America	2,305	192,375
Sealed Air Corp.	4,084	142,287
Silgan Holdings, Inc.	2,764	65,286
Sonoco Products Company	2,418	128,468
UFP Technologies, Inc. (A)	258	7,750
Westrock Company	6,305	238,077
		2,498,053
Metals and mining – 0.5%
AK Steel Holding Corp. (A)(B)	8,642	19,445
Alcoa Corp. (A)	4,551	120,966
Allegheny Technologies, Inc. (A)	3,204	69,751
Ampco-Pittsburgh Corp. (A)	449	1,392
Carpenter Technology Corp.	1,110	39,527
Century Aluminum Company (A)	2,372	17,339
Cleveland-Cliffs, Inc. (B)	6,947	53,422
Coeur Mining, Inc. (A)	5,000	22,350
Commercial Metals Company	2,807	44,968
Compass Minerals International, Inc.	807	33,644
Freeport-McMoRan, Inc.	35,806	369,160
Haynes International, Inc.	347	9,161
Hecla Mining Company	9,094	21,462
Kaiser Aluminum Corp.	390	34,823
Materion Corp.	542	24,385
Newmont Mining Corp.	13,261	459,494
Nucor Corp.	7,517	389,456
Olympic Steel, Inc.	377	5,380
Ramaco Resources, Inc. (A)	1,284	6,356
Reliance Steel & Aluminum Company	1,611	114,655
Royal Gold, Inc.	1,614	138,239
Ryerson Holding Corp. (A)	1,026	6,505
Schnitzer Steel Industries, Inc., Class A	739	15,925
Southern Copper Corp.	18,555	570,937
Steel Dynamics, Inc.	5,816	174,713
SunCoke Energy Partners LP	1,313	13,970
SunCoke Energy, Inc. (A)	1,814	15,510
Tahoe Resources, Inc. (A)	7,232	26,397
TimkenSteel Corp. (A)	1,209	10,567
United States Steel Corp.	4,267	77,830
Universal Stainless & Alloy Products, Inc. (A)	44	713
Warrior Met Coal, Inc.	1,459	35,176
Worthington Industries, Inc.	1,542	53,723
		2,997,341
Paper and forest products – 0.0%
Boise Cascade Company	875	20,869
Clearwater Paper Corp. (A)	458	11,161
Louisiana-Pacific Corp.	3,659	81,303
Neenah, Inc.	462	27,221
PH Glatfelter Company	1,214	11,849
Schweitzer-Mauduit International, Inc.	846	21,192
Verso Corp., Class A (A)	923	20,675
		194,270
		17,897,978
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 3.7%
Equity real estate investment trusts – 3.6%
Acadia Realty Trust	1,987	$47,211
Agree Realty Corp.	771	45,582
Alexander & Baldwin, Inc. (A)	1,921	35,308
Alexander's, Inc.	128	39,007
Alexandria Real Estate Equities, Inc.	2,535	292,133
American Assets Trust, Inc.	1,312	52,703
American Campus Communities, Inc.	3,361	139,112
American Homes 4 Rent, Class A	7,262	144,151
American Tower Corp.	10,808	1,709,718
Apartment Investment & Management Company, Class A	3,969	174,160
Apple Hospitality REIT, Inc.	5,697	81,239
Armada Hoffler Properties, Inc.	1,229	17,280
Ashford Hospitality Trust, Inc.	2,875	11,500
AvalonBay Communities, Inc.	3,175	552,609
Bluerock Residential Growth REIT, Inc.	692	6,242
Boston Properties, Inc.	3,609	406,193
Braemar Hotels & Resorts, Inc.	978	8,734
Brandywine Realty Trust	4,317	55,560
Brixmor Property Group, Inc.	7,444	109,352
BRT Apartments Corp.	103	1,178
Camden Property Trust	2,274	200,226
CareTrust REIT, Inc.	2,093	38,637
CatchMark Timber Trust, Inc., Class A	1,240	8,804
CBL & Associates Properties, Inc.	4,721	9,064
Cedar Realty Trust, Inc.	2,623	8,236
Chatham Lodging Trust	1,057	18,688
Chesapeake Lodging Trust	1,636	39,837
CIM Commercial Trust Corp.	1,011	15,347
Clipper Realty, Inc.	674	8,809
Colony Capital, Inc.	13,622	63,751
Columbia Property Trust, Inc.	3,009	58,224
Community Healthcare Trust, Inc.	472	13,608
CoreCivic, Inc.	2,856	50,922
CorEnergy Infrastructure Trust, Inc.	318	10,519
CoreSite Realty Corp.	848	73,971
Corporate Office Properties Trust	2,431	51,124
Cousins Properties, Inc.	10,618	83,882
Crown Castle International Corp.	10,080	1,094,990
CubeSmart	4,630	132,835
CyrusOne, Inc.	2,369	125,273
DiamondRock Hospitality Company	5,391	48,950
Digital Realty Trust, Inc.	5,092	542,553
Douglas Emmett, Inc.	4,246	144,916
Duke Realty Corp.	8,838	228,904
Easterly Government Properties, Inc.	1,051	16,480
EastGroup Properties, Inc.	845	77,512
Empire State Realty Trust, Inc., Class A	4,008	57,034
EPR Properties	1,892	121,145
Equinix, Inc.	1,965	692,780
Equity Commonwealth	2,866	86,009
Equity LifeStyle Properties, Inc.	2,189	212,618
Equity Residential	8,657	571,449
Essex Property Trust, Inc.	1,633	400,428
Extra Space Storage, Inc.	3,138	283,926
Farmland Partners, Inc.	930	4,222
Federal Realty Investment Trust	1,787	210,937
First Industrial Realty Trust, Inc.	3,029	87,417
Four Corners Property Trust, Inc.	1,372	35,946
Franklin Street Properties Corp.	2,261	14,086
Front Yard Residential Corp.	1,524	13,305
Gaming and Leisure Properties, Inc.	5,410	174,797
Getty Realty Corp.	1,063	31,263
Gladstone Commercial Corp.	793	14,211

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Gladstone Land Corp.	554	$6,360
Global Medical REIT, Inc.	854	7,592
Global Net Lease, Inc.	1,726	30,412
Government Properties Income Trust	2,692	18,494
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,459	27,794
HCP, Inc.	11,566	323,038
Healthcare Realty Trust, Inc.	3,141	89,330
Healthcare Trust of America, Inc., Class A	5,200	131,612
Hersha Hospitality Trust	1,116	19,575
Highwoods Properties, Inc.	2,513	97,228
Hospitality Properties Trust	4,001	95,544
Host Hotels & Resorts, Inc.	18,183	303,111
Hudson Pacific Properties, Inc.	4,020	116,821
Independence Realty Trust, Inc.	2,197	20,168
Industrial Logistics Properties Trust	1,112	21,874
InfraREIT, Inc.	1,243	26,128
Investors Real Estate Trust	349	17,135
Invitation Homes, Inc.	12,886	258,751
Iron Mountain, Inc.	6,796	220,258
iStar, Inc.	1,236	11,334
JBG SMITH Properties	2,987	103,977
Jernigan Capital, Inc.	373	7,393
Kilroy Realty Corp.	2,467	155,125
Kimco Realty Corp.	10,721	157,063
Kite Realty Group Trust	2,345	33,041
Lamar Advertising Company, Class A	2,477	171,359
Lexington Realty Trust	5,762	47,306
Liberty Property Trust	3,654	153,030
Life Storage, Inc.	1,172	108,984
LTC Properties, Inc.	1,078	44,931
Mack-Cali Realty Corp.	2,128	41,688
MedEquities Realty Trust, Inc.	797	5,451
Medical Properties Trust, Inc.	9,369	150,654
MGM Growth Properties LLC, Class A	1,791	47,300
Mid-America Apartment Communities, Inc.	2,828	270,640
Monmouth Real Estate Investment Corp.	2,045	25,358
National Health Investors, Inc.	1,008	76,144
National Retail Properties, Inc.	3,888	188,607
National Storage Affiliates Trust	1,224	32,387
New Senior Investment Group, Inc.	2,354	9,698
New York REIT Liquidating LLC (A)(C)	457	6,398
NexPoint Residential Trust, Inc.	612	21,451
NorthStar Realty Europe Corp.	1,568	22,799
Omega Healthcare Investors, Inc.	5,077	178,457
One Liberty Properties, Inc.	540	13,079
Outfront Media, Inc.	3,460	62,695
Paramount Group, Inc.	6,103	76,654
Park Hotels & Resorts, Inc.	5,302	137,746
Pebblebrook Hotel Trust	4,416	125,017
Pennsylvania Real Estate Investment Trust	1,986	11,797
Physicians Realty Trust	4,378	70,179
Piedmont Office Realty Trust, Inc., Class A	3,620	61,685
PotlatchDeltic Corp.	1,692	53,535
Preferred Apartment Communities, Inc., Class A	891	12,527
Prologis, Inc.	15,178	891,252
PS Business Parks, Inc.	674	88,294
Public Storage	4,096	829,071
QTS Realty Trust, Inc., Class A	1,322	48,980
Rayonier, Inc.	3,293	91,183
Realty Income Corp.	7,016	442,289
Regency Centers Corp.	4,287	251,561
Retail Opportunity Investments Corp.	2,606	41,383
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Retail Properties of America, Inc., Class A	5,774	$62,648
Retail Value, Inc.	462	11,823
Rexford Industrial Realty, Inc.	1,943	57,260
RLJ Lodging Trust	4,400	72,160
RPT Realty	2,198	26,266
Ryman Hospitality Properties, Inc.	1,293	86,230
Sabra Health Care REIT, Inc.	4,490	73,995
Safety Income & Growth, Inc.	490	9,217
Saul Centers, Inc.	635	29,985
SBA Communications Corp. (A)	2,899	469,319
Select Income REIT	2,213	16,288
Senior Housing Properties Trust	6,130	71,844
Seritage Growth Properties, Class A	961	31,069
Simon Property Group, Inc.	7,462	1,253,541
SITE Centers Corp.	4,620	51,143
SL Green Realty Corp.	2,237	176,902
Spirit MTA REIT	1,158	8,257
Spirit Realty Capital, Inc.	2,317	81,674
STAG Industrial, Inc.	2,541	63,220
STORE Capital Corp.	4,881	138,181
Summit Hotel Properties, Inc.	2,834	27,575
Sun Communities, Inc.	2,000	203,420
Sunstone Hotel Investors, Inc.	5,628	73,220
Tanger Factory Outlet Centers, Inc.	2,303	46,567
Taubman Centers, Inc.	1,568	71,328
Terreno Realty Corp.	1,416	49,801
The Macerich Company	3,496	151,307
Tier REIT, Inc.	1,353	27,912
UDR, Inc.	6,669	264,226
UMH Properties, Inc.	958	11,343
Uniti Group, Inc.	4,409	68,648
Universal Health Realty Income Trust	377	23,136
Urban Edge Properties	2,827	46,985
Urstadt Biddle Properties, Inc., Class A	1,239	23,814
Ventas, Inc.	8,813	516,354
VEREIT, Inc.	24,670	176,391
VICI Properties, Inc.	4,828	90,670
Vornado Realty Trust	4,715	292,471
Washington Prime Group, Inc.	5,126	24,912
Washington Real Estate Investment Trust	2,124	48,852
Weingarten Realty Investors	3,295	81,749
Welltower, Inc.	9,195	638,225
Weyerhaeuser Company	18,733	409,503
Whitestone REIT	991	12,150
Winthrop Realty Trust (A)(C)	1,052	1,273
WP Carey, Inc.	2,710	177,071
Xenia Hotels & Resorts, Inc.	2,922	50,258
		23,717,517
Real estate management and development – 0.1%
Brookfield Property Partners LP	8,901	143,484
CBRE Group, Inc., Class A (A)	8,374	335,295
Consolidated-Tomoka Land Company	170	8,925
Five Point Holdings LLC, Class A (A)	3,940	27,344
Forestar Group, Inc. (A)	1,153	15,969
FRP Holdings, Inc. (A)	280	12,883
HFF, Inc., Class A	1,055	34,984
Jones Lang LaSalle, Inc.	1,136	143,818
Kennedy-Wilson Holdings, Inc.	4,047	73,534
Landmark Infrastructure Partners LP	598	6,895
Marcus & Millichap, Inc. (A)	1,054	36,184
Maui Land & Pineapple Company, Inc. (A)	514	5,099
Newmark Group, Inc., Class A	7,242	58,081
Rafael Holdings, Inc., Class B (A)	333	2,641
RE/MAX Holdings, Inc., Class A	477	14,668
Redfin Corp. (A)(B)	2,050	29,520

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Tejon Ranch Company (A)	613	$10,164
The Howard Hughes Corp. (A)	1,074	104,844
The RMR Group, Inc., Class A	720	38,218
The St. Joe Company (A)	1,562	20,572
		1,123,122
		24,840,639
Utilities – 3.1%
Electric utilities – 1.8%
ALLETE, Inc.	1,285	97,943
Alliant Energy Corp.	5,696	240,656
American Electric Power Company, Inc.	11,914	890,452
Avangrid, Inc.	7,614	381,385
Duke Energy Corp.	16,630	1,435,169
Edison International	8,020	455,295
El Paso Electric Company	968	48,526
Entergy Corp.	4,503	387,573
Evergy, Inc.	6,669	378,599
Eversource Energy	7,524	489,361
Exelon Corp.	23,340	1,052,634
FirstEnergy Corp.	11,386	427,544
Genie Energy, Ltd., B Shares	1,221	7,363
Hawaiian Electric Industries, Inc.	2,774	101,584
IDACORP, Inc.	1,215	113,068
MGE Energy, Inc.	844	50,606
NextEra Energy, Inc.	11,219	1,950,087
OGE Energy Corp.	4,993	195,676
Otter Tail Corp.	958	47,555
PG&E Corp. (A)	12,417	294,904
Pinnacle West Capital Corp.	2,760	235,152
PNM Resources, Inc.	1,950	80,126
Portland General Electric Company	2,282	104,630
PPL Corp.	17,111	484,755
Spark Energy, Inc., Class A (B)	934	6,940
The Southern Company	24,715	1,085,483
Xcel Energy, Inc.	12,058	594,098
		11,637,164
Gas utilities – 0.2%
AmeriGas Partners LP	2,238	56,621
Atmos Energy Corp.	2,305	213,720
Chesapeake Utilities Corp.	443	36,016
Ferrellgas Partners LP	2,897	1,550
National Fuel Gas Company	2,083	106,608
New Jersey Resources Corp.	2,183	99,698
Northwest Natural Holding Company	771	46,615
ONE Gas, Inc.	1,282	102,047
RGC Resources, Inc.	260	7,790
South Jersey Industries, Inc.	1,918	53,320
Southwest Gas Holdings, Inc.	1,196	91,494
Spire, Inc.	1,183	87,637
Star Group LP	997	9,312
Suburban Propane Partners LP	1,457	28,076
UGI Corp.	4,228	225,564
		1,166,068
Independent power and renewable electricity producers – 0.1%
AES Corp.	16,800	242,928
Atlantic Power Corp. (A)	3,721	8,075
NextEra Energy Partners LP	1,308	56,309
NRG Energy, Inc.	7,840	310,464
Ormat Technologies, Inc.	1,272	66,526
TerraForm Power, Inc., Class A	3,859	43,298
Vistra Energy Corp. (A)	12,671	290,039
		1,017,639
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities – 0.9%
Ameren Corp.	5,948	$387,988
Avista Corp.	1,598	67,883
Black Hills Corp.	1,338	84,000
CenterPoint Energy, Inc.	10,638	300,311
CMS Energy Corp.	7,018	348,444
Consolidated Edison, Inc.	6,455	493,549
Dominion Energy, Inc.	15,979	1,141,859
DTE Energy Company	4,343	479,033
MDU Resources Group, Inc.	4,826	115,052
NiSource, Inc.	8,259	209,366
NorthWestern Corp.	1,169	69,485
Public Service Enterprise Group, Inc.	12,459	648,491
SCANA Corp.	3,539	169,093
Sempra Energy	6,305	682,138
Unitil Corp.	380	19,243
Vectren Corp.	2,143	154,253
WEC Energy Group, Inc.	7,781	538,912
		5,909,100
Water utilities – 0.1%
American States Water Company	858	57,520
American Water Works Company, Inc.	3,953	358,814
Aqua America, Inc.	4,212	144,008
AquaVenture Holdings, Ltd. (A)	770	14,545
Artesian Resources Corp., Class A	244	8,508
Cadiz, Inc. (A)	630	6,489
California Water Service Group	1,119	53,332
Connecticut Water Service, Inc.	314	20,997
Global Water Resources, Inc.	799	8,102
Middlesex Water Company	449	23,954
Pure Cycle Corp. (A)	995	9,880
SJW Group	551	30,647
The York Water Company	354	11,349
		748,145
		20,478,116
TOTAL COMMON STOCKS (Cost $387,746,647)		$656,976,168
PREFERRED SECURITIES – 0.0%
Communication services – 0.0%
Media – 0.0%
GCI Liberty, Inc., 7.000%	198	4,798
Industrials – 0.0%
Industrial conglomerates – 0.0%
Steel Partners Holdings LP, 6.000%	630	13,369
TOTAL PREFERRED SECURITIES (Cost $14,563)		$18,167
WARRANTS – 0.0%
Basic Energy Services, Inc. (Expiration Date: 12-22-23; Strike Price: $55.25) (A)	55	3
Bonanza Creek Energy, Inc. (Expiration Date: 4-28-20; Strike Price: $71.23) (A)	46	1
C&J Energy Services, Inc. (Expiration Date: 1-6-24; Strike Price: $27.95) (A)	29	36
Eagle Bulk Shipping, Inc. (Expiration Date: 10-15-21; Strike Price: $27.82) (A)	101	4
Genco Shipping & Trading, Ltd. (Expiration Date: 7-9-21; Strike Price: $20.99) (A)	92	23
Hycroft Mining Corp. (Expiration Date: 10-12-22) (A)(D)	196	6
SilverBow Resources, Inc. (Expiration Date: 4-22-19; Strike Price: $80.00) (A)	50	2

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)
SilverBow Resources, Inc. (Expiration Date: 4-22-20; Strike Price: $86.18) (A)	50	$18
Talos Energy, Inc. (Expiration Date: 2-28-21; Strike Price: $42.04) (A)	80	90
Tidewater, Inc., Class A (Expiration Date: 7-31-23; Strike Price: $57.06) (A)	66	110
Tidewater, Inc., Class B (Expiration Date: 7-31-23; Strike Price: $62.28) (A)	71	99
Vanguard Natural Resources, Inc. (Expiration Date: 2-21-21) (A)(D)	3	1
TOTAL WARRANTS (Cost $60,737)		$393
SECURITIES LENDING COLLATERAL – 1.3%
John Hancock Collateral Trust, 2.4078% (E)(F)	886,116	8,863,993
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,863,686)		$8,863,993
SHORT-TERM INVESTMENTS – 1.2%
U.S. Government Agency – 0.8%
Federal Home Loan Bank Discount Note 2.315%, 01/17/2019 *	$5,000,000	4,995,040
Repurchase agreement – 0.4%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $2,741,198 on 1-2-19, collateralized by $2,820,000 U.S. Treasury Notes, 2.125% - 2.375% due 7-31-24 to 8-15-24 (valued at $2,796,735, including interest)	2,741,000	2,741,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,735,856)		$7,736,040
Total Investments (Total Stock Market Index Trust) (Cost $404,421,489) – 101.7%		$673,594,761
Other assets and liabilities, net – (1.7%)		(10,984,657)
TOTAL NET ASSETS – 100.0%		$662,610,104
Total Stock Market Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	12	Long	Mar 2019	$855,094	$809,400	$(45,694)
S&P 500 Index Futures	11	Long	Mar 2019	7,229,702	6,889,300	(340,402)
S&P Mid 400 Index E-Mini Futures	12	Long	Mar 2019	2,114,088	1,994,640	(119,448)
						$(505,544)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Utilities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 92.4%
Communication services – 14.5%
Diversified telecommunication services – 5.2%
Cellnex Telecom SA (A)(B)	115,172	$2,945,347
Hellenic Telecommunications Organization SA	186,419	2,034,002
Koninklijke KPN NV	753,911	2,202,171
Orange SA	146,911	2,380,805
Telesites SAB de CV (B)(C)	908,100	540,191
Utilities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
TELUS Corp.	78,944	$2,616,625
		12,719,141
Media – 4.9%
Altice USA, Inc., Class A	235,588	3,891,914
Charter Communications, Inc., Class A (B)	1,716	489,009
Comcast Corp., Class A	158,114	5,383,782

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Utilities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
NOS SGPS SA	364,213	$2,208,564
		11,973,269
Wireless telecommunication services – 4.4%
Advanced Info Service PCL, Foreign Quota Shares	238,000	1,262,110
KDDI Corp.	77,300	1,847,076
Millicom International Cellular SA	24,621	1,557,911
Mobile TeleSystems PJSC, ADR	175,136	1,225,952
Tele2 AB, B Shares	324,651	4,140,530
XL Axiata Tbk PT (B)	6,358,550	876,453
		10,910,032
		35,602,442
Energy – 14.7%
Oil, gas and consumable fuels – 14.7%
Cheniere Energy, Inc. (B)	73,595	4,356,088
Enable Midstream Partners LP (C)	64,086	867,084
Enbridge, Inc.	154,387	4,796,039
Energy Transfer LP (C)	107,083	1,414,566
Enterprise Products Partners LP	231,536	5,693,470
EQM Midstream Partners LP (C)	77,090	3,334,143
Equitrans Midstream Corp. (B)	73,212	1,465,704
Plains All American Pipeline LP	29,632	593,825
Plains GP Holdings LP, Class A (B)	65,243	1,311,384
Targa Resources Corp.	29,547	1,064,283
The Williams Companies, Inc.	163,598	3,607,336
TransCanada Corp. (C)	140,114	5,003,338
Western Gas Equity Partners LP (C)	92,367	2,561,337
		36,068,597
Industrials – 0.2%
Commercial services and supplies – 0.2%
Covanta Holding Corp.	33,493	449,476
Real estate – 2.0%
Equity real estate investment trusts – 2.0%
American Tower Corp.	30,875	4,884,116
Utilities – 61.0%
Electric utilities – 34.0%
American Electric Power Company, Inc.	98,214	7,340,514
Avangrid, Inc. (C)	31,798	1,592,762
Duke Energy Corp.	82,384	7,109,739
Edison International	61,771	3,506,740
Emera, Inc. (C)	80,624	2,581,362
Enel Americas SA, ADR	135,199	1,205,975
Enel SpA	1,083,672	6,282,311
Entergy Corp.	70,112	6,034,540
Equatorial Energia SA	25,000	480,195
Evergy, Inc.	72,416	4,111,056
Eversource Energy	21,766	1,415,661
Exelon Corp.	289,254	13,045,355
FirstEnergy Corp.	68,534	2,573,452
Iberdrola SA	763,936	6,134,314
NextEra Energy, Inc.	55,662	9,675,169
PG&E Corp. (B)	104,824	2,489,570
PPL Corp.	125,596	3,558,135
SSE PLC	304,750	4,208,470
		83,345,320
Gas utilities – 1.8%
APA Group	165,017	988,475
China Resources Gas Group, Ltd. (C)	824,000	3,265,153
Infraestructura Energetica Nova SAB de CV	36,183	134,445
		4,388,073
Utilities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers – 12.9%
AES Corp.	173,303	$2,505,961
China Longyuan Power Group Corp., Ltd., H Shares	242,000	165,200
Clearway Energy, Inc., Class A	98,498	1,666,586
EDP Renovaveis SA	1,381,921	12,390,205
Engie Brasil Energia SA	5,150	43,805
NextEra Energy Partners LP (C)	70,787	3,047,380
NRG Energy, Inc.	150,768	5,970,413
NTPC, Ltd.	575,677	1,225,503
Vistra Energy Corp. (B)	197,475	4,520,203
		31,535,256
Multi-utilities – 11.4%
CenterPoint Energy, Inc.	262,124	7,399,761
CMS Energy Corp.	11,955	593,566
Dominion Energy, Inc.	23,827	1,702,677
E.ON SE	130,443	1,287,644
NiSource, Inc.	98,871	2,506,380
Public Service Enterprise Group, Inc.	117,346	6,107,859
RWE AG	122,599	2,670,189
Sempra Energy	51,315	5,551,770
		27,819,846
Water utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	273,200	2,216,989
		149,305,484
TOTAL COMMON STOCKS (Cost $219,946,792)		$226,310,115
PREFERRED SECURITIES – 4.8%
Utilities – 4.8%
Electric utilities – 1.5%
NextEra Energy, Inc., 6.123%	62,296	3,590,741
Gas utilities – 0.3%
South Jersey Industries, Inc., 7.250% (C)	16,328	756,476
Independent power and renewable electricity producers – 0.6%
Vistra Energy Corp., 7.000%	17,419	1,588,787
Multi-utilities – 2.4%
CenterPoint Energy, Inc., 7.000%	13,591	684,579
Dominion Energy, Inc., 6.750%	56,503	2,704,799
Sempra Energy, 6.000%	13,244	1,259,637
Sempra Energy, 6.750%	12,771	1,231,635
		5,880,650
		11,816,654
TOTAL PREFERRED SECURITIES (Cost $11,550,969)		$11,816,654
SECURITIES LENDING COLLATERAL – 3.7%
John Hancock Collateral Trust, 2.4078% (D)(E)	909,916	9,102,067
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,101,564)		$9,102,067
SHORT-TERM INVESTMENTS – 3.1%
Money market funds – 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.2433% (D)	7,404,161	7,404,161
TOTAL SHORT-TERM INVESTMENTS (Cost $7,404,161)		$7,404,161
Total Investments (Utilities Trust) (Cost $248,003,486) – 104.0%		$254,632,997
Other assets and liabilities, net – (4.0%)		(9,720,328)
TOTAL NET ASSETS – 100.0%		$244,912,669

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Utilities Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
Utilities Trust (continued)
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	143,862	USD	109,208	Deutsche Bank AG London	1/11/2019	—	($3,804)
EUR	332,884	USD	381,031	Citibank N.A.	1/11/2019	$622	—
USD	42,485	CAD	55,266	BNP Paribas SA	1/11/2019	1,993	—
USD	25,353	CAD	33,163	Citibank N.A.	1/11/2019	1,056	—
USD	55,947	CAD	73,889	Goldman Sachs International	1/11/2019	1,810	—
USD	10,508,430	CAD	13,670,942	Merrill Lynch International	1/11/2019	492,083	—
USD	74,929	CAD	102,270	Morgan Stanley Capital Services, Inc.	1/11/2019	—	(1)
USD	24,737	EUR	21,719	Barclays Bank PLC Wholesale	1/11/2019	—	(164)
USD	7,250	EUR	6,309	BNP Paribas SA	1/11/2019	16	—
USD	64,924	EUR	56,443	Citibank N.A.	1/11/2019	212	—
USD	1,095,878	EUR	939,704	Deutsche Bank AG London	1/11/2019	18,502	—
USD	9,665	EUR	8,488	Goldman Sachs International	1/11/2019	—	(66)
USD	569,120	EUR	488,000	HSBC Bank USA	1/11/2019	9,626	—
USD	18,817,134	EUR	16,106,063	JPMorgan Chase Bank N.A.	1/11/2019	351,445	—
USD	626,039	EUR	536,525	Morgan Stanley Capital Services, Inc.	1/11/2019	10,909	—
USD	5,964,790	EUR	5,209,182	JPMorgan Chase Bank N.A.	3/18/2019	—	(41,083)
USD	2,831,696	GBP	2,142,538	Deutsche Bank AG London	1/11/2019	99,740	—
						$988,014	($45,118)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	190

John Hancock

Information Control Center
P.O. Box 772
Boston, MA 02117-0772

PRESORTED
STANDARD
U.S. POSTAGE
PAID
Newark, NJ
Permit No. 6757

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer***

* Member of the Audit Committee
† Non-Independent Trustee
\# Effective 6-19-18
** Effective 9-13-18

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/18
2/19

1115015: 1218

John Hancock

Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

Bond Trusts

Annual Report

December 31, 2018

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 38.4%
U.S. Government – 13.9%
U.S. Treasury Bonds
2.500%, 02/15/2045		$4,501,000	$4,086,689
2.750%, 11/15/2042		8,595,000	8,232,643
3.000%, 02/15/2047 to 08/15/2048		28,906,000	28,844,316
3.375%, 11/15/2048		2,300,000	2,463,687
U.S. Treasury Inflation Protected Security 0.375%, 07/15/2025		1,338,232	1,290,217
U.S. Treasury Notes
2.000%, 07/31/2022 to 02/15/2025		3,700,000	3,614,929
2.375%, 12/31/2020 to 05/15/2027		8,500,000	8,372,692
2.500%, 12/31/2020		850,000	849,788
2.750%, 02/15/2028		14,040,000	14,122,890
2.875%, 08/15/2028		10,000,000	10,161,754
3.125%, 11/15/2028		11,790,000	12,237,483
			94,277,088
U.S. Government Agency – 24.5%
Federal Home Loan Mortgage Corp.
3.000%, 03/01/2043 to 04/01/2047		6,899,660	6,748,799
3.500%, 10/01/2046 to 11/01/2047		15,469,714	15,517,561
4.000%, 01/01/2041 to 08/01/2048		3,935,687	4,044,880
4.500%, 09/01/2023 to 10/01/2041		2,847,719	2,975,129
5.000%, 03/01/2041		210,931	223,503
Federal National Mortgage Association
3.000%, TBA (A)		31,250,000	30,490,913
3.000%, 07/01/2027 to 10/01/2047		6,497,166	6,372,325
3.500%, TBA (A)		27,115,000	27,104,629
3.500%, 02/01/2026 to 11/01/2047		13,417,628	13,475,992
4.000%, TBA (A)		16,000,000	16,309,408
4.000%, 10/01/2025 to 07/01/2048		16,863,875	17,279,629
4.182%, (12 month LIBOR + 1.624%), 08/01/2034 (B)		444,691	462,511
4.500%, 08/01/2040 to 07/01/2048		10,576,728	11,030,436
4.622%, (6 month LIBOR + 2.122%), 07/01/2033 (B)		20,406	21,300
5.000%, 07/01/2019 to 04/01/2041		3,868,729	4,105,574
5.500%, 09/01/2034 to 11/01/2039		3,620,686	3,893,894
6.000%, 05/01/2035 to 02/01/2036		2,152,253	2,390,856
6.500%, 01/01/2039		520,542	589,019
7.000%, 09/01/2031 to 06/01/2032		150,235	170,792
7.500%, 09/01/2029 to 08/01/2031		36,737	41,790
Government National Mortgage Association
4.000%, 02/15/2041		2,220,255	2,294,152
5.000%, 04/15/2035		298,279	315,296
5.500%, 03/15/2035		226,921	244,967
6.000%, 03/15/2033 to 06/15/2033		186,826	207,971
6.500%, 09/15/2028 to 08/15/2031		48,408	53,788
7.000%, 04/15/2029		42,913	48,224
8.000%, 10/15/2026		20,200	22,669
			166,436,007
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $260,596,862)			$260,713,095
FOREIGN GOVERNMENT OBLIGATIONS – 0.6%
Argentina – 0.1%
Provincia de Buenos Aires 7.875%, 06/15/2027 (C)		260,000	187,203
Republic of Argentina 5.875%, 01/11/2028		436,000	313,375
Republic of Argentina, GDP-Linked Note 5.702%, 12/15/2035 (D)*	ARS	19,532,033	9,854
			510,432
Active Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil – 0.1%
Federative Republic of Brazil 10.000%, 01/01/2023	BRL	1,373,000	$371,016
Germany – 0.2%
Federal Republic of Germany 6.250%, 01/04/2030	EUR	725,000	1,371,551
Mexico – 0.1%
Government of Mexico 8.000%, 12/07/2023	MXN	11,861,100	589,055
Panama – 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	455,800
9.375%, 04/01/2029		130,000	181,350
			637,150
Qatar – 0.0%
Government of Qatar 5.103%, 04/23/2048 (C)		335,000	351,777
United Kingdom – 0.0%
Government of United Kingdom 6.000%, 12/07/2028	GBP	85,000	156,377
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,244,781)			$3,987,358
CORPORATE BONDS – 38.3%
Communication services – 4.5%
21st Century Fox America, Inc.
6.650%, 11/15/2037		$500,000	659,051
6.750%, 01/09/2038		108,000	143,671
7.750%, 12/01/2045		491,000	721,768
Activision Blizzard, Inc. 3.400%, 09/15/2026		368,000	345,835
Altice Financing SA 6.625%, 02/15/2023 (C)		275,000	264,000
AT&T, Inc. 4.350%, 06/15/2045		285,000	241,155
C&W Senior Financing DAC 6.875%, 09/15/2027 (C)		365,000	336,804
Cablevision SA 6.500%, 06/15/2021 (C)		240,000	231,300
Cablevision Systems Corp. 5.875%, 09/15/2022		280,000	275,100
CBS Corp.
3.375%, 03/01/2022		175,000	173,431
3.700%, 08/15/2024		280,000	272,074
CC Holdings GS V LLC 3.849%, 04/15/2023		365,000	361,434
Cengage Learning, Inc. 9.500%, 06/15/2024 (C)(E)		432,000	293,760
CenturyLink, Inc. 7.600%, 09/15/2039		1,000,000	790,000
Charter Communications Operating LLC
4.200%, 03/15/2028		782,000	732,716
5.750%, 04/01/2048		655,000	614,093
6.484%, 10/23/2045		735,000	758,589
Cincinnati Bell, Inc. 7.000%, 07/15/2024 (C)		482,000	397,650
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/2022		329,000	329,000
Comcast Corp.
3.969%, 11/01/2047		633,000	566,628
3.999%, 11/01/2049		761,000	682,919
Comunicaciones Celulares SA 6.875%, 02/06/2024 (C)		700,000	712,873
CSC Holdings LLC
5.375%, 02/01/2028 (C)		200,000	183,936

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
CSC Holdings LLC (continued)
5.500%, 04/15/2027 (C)	$230,000	$213,900
7.500%, 04/01/2028 (C)	280,000	279,300
Deutsche Telekom International Finance BV 8.750%, 06/15/2030	758,000	989,245
Discovery Communications LLC 2.800%, 06/15/2020 (C)	600,000	593,548
eBay, Inc. 3.800%, 03/09/2022	520,000	522,145
Electronic Arts, Inc. 4.800%, 03/01/2026	615,000	634,987
GCI LLC 6.875%, 04/15/2025	250,000	242,500
Historic TW, Inc. 7.570%, 02/01/2024	716,000	829,853
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (C)	200,000	197,500
Liquid Telecommunications Financing PLC 8.500%, 07/13/2022 (C)	280,000	281,583
McGraw-Hill Global Education Holdings LLC 7.875%, 05/15/2024 (C)(E)	262,000	204,360
MDC Partners, Inc. 6.500%, 05/01/2024 (C)	357,000	324,870
Meredith Corp. 6.875%, 02/01/2026 (C)	44,000	43,010
MTN Mauritius Investments, Ltd. 4.755%, 11/11/2024 (C)	140,000	127,050
Myriad International Holdings BV 5.500%, 07/21/2025 (C)	365,000	367,234
National CineMedia LLC 6.000%, 04/15/2022	146,000	146,183
Netflix, Inc.
4.875%, 04/15/2028	390,000	355,875
5.875%, 11/15/2028 (C)	540,000	526,192
Oztel Holdings SPC, Ltd. 6.625%, 04/24/2028 (C)	315,000	289,817
Rackspace Hosting, Inc. 8.625%, 11/15/2024 (C)	335,000	261,300
Radiate Holdco LLC
6.625%, 02/15/2025 (C)(E)	340,000	294,100
6.875%, 02/15/2023 (C)	120,000	108,900
Sinclair Television Group, Inc. 5.125%, 02/15/2027 (C)	245,000	216,213
Sirius XM Radio, Inc.
5.000%, 08/01/2027 (C)	671,000	613,126
5.375%, 07/15/2026 (C)	350,000	327,250
Sprint Capital Corp. 6.875%, 11/15/2028	815,000	770,175
Sprint Corp. 7.875%, 09/15/2023	365,000	374,581
Sprint Spectrum Company LLC 3.360%, 03/20/2023 (C)	250,938	247,801
Telecom Italia Capital SA 7.200%, 07/18/2036	475,000	453,625
Telecom Italia SpA 5.303%, 05/30/2024 (C)	335,000	318,250
Time Warner Cable LLC 5.500%, 09/01/2041	450,000	398,170
Time Warner Entertainment Company LP 8.375%, 07/15/2033	300,000	365,993
Tribune Media Company 5.875%, 07/15/2022	350,000	351,750
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
UPC Holding BV 5.500%, 01/15/2028 (C)	$240,000	$217,200
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,228,242
4.400%, 11/01/2034	400,000	385,899
4.522%, 09/15/2048	978,000	917,504
4.672%, 03/15/2055	715,000	657,550
4.862%, 08/21/2046	880,000	865,987
5.012%, 08/21/2054	591,000	571,892
Viacom, Inc.
4.375%, 03/15/2043	844,000	669,895
5.850%, 09/01/2043	335,000	327,802
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%) 02/28/2057	350,000	326,629
Warner Media LLC
3.800%, 02/15/2027	372,000	349,236
7.625%, 04/15/2031	451,000	563,163
West Corp. 8.500%, 10/15/2025 (C)	170,000	133,450
Windstream Services LLC 10.500%, 06/30/2024 (C)	300,000	228,000
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)	230,000	217,925
5.500%, 04/15/2026 (C)	234,000	223,470
		30,242,017
Consumer discretionary – 2.8%
Advance Auto Parts, Inc. 4.500%, 12/01/2023	650,000	665,238
Amazon.com, Inc.
3.150%, 08/22/2027	785,000	757,868
4.050%, 08/22/2047	440,000	430,560
AutoZone, Inc. 3.125%, 04/21/2026	535,000	499,638
BMW US Capital LLC 3.250%, 08/14/2020 (C)	654,000	653,701
Brinker International, Inc. 3.875%, 05/15/2023	740,000	684,500
CCM Merger, Inc. 6.000%, 03/15/2022 (C)	260,000	263,835
Daimler Finance North America LLC
3.100%, 05/04/2020 (C)	620,000	616,528
3.750%, 11/05/2021 (C)	576,000	577,930
Dollar Tree, Inc. 4.200%, 05/15/2028	870,000	824,553
Eldorado Resorts, Inc.
6.000%, 09/15/2026 (C)	160,000	151,200
7.000%, 08/01/2023	95,000	97,613
Expedia Group, Inc.
3.800%, 02/15/2028	778,000	707,097
5.000%, 02/15/2026	760,000	768,060
Ford Motor Company 4.750%, 01/15/2043	215,000	166,433
Ford Motor Credit Company LLC
3.336%, 03/18/2021	350,000	339,598
3.813%, 10/12/2021	795,000	772,066
5.875%, 08/02/2021	689,000	706,589
General Motors Company 4.875%, 10/02/2023	596,000	597,309
General Motors Financial Company, Inc.
3.550%, 04/09/2021	405,000	399,378
4.000%, 01/15/2025	539,000	504,215
4.300%, 07/13/2025	445,000	421,752
GLP Capital LP 5.375%, 04/15/2026	357,000	353,077

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Graham Holdings Company 5.750%, 06/01/2026 (C)	$115,000	$115,288
Grain Spectrum Funding II LLC 3.290%, 10/10/2019 (C)	454,820	452,463
Hilton Domestic Operating Company, Inc. 5.125%, 05/01/2026 (C)	190,000	182,400
Hilton Grand Vacations Borrower LLC 6.125%, 12/01/2024	171,000	169,718
Hyatt Hotels Corp. 3.375%, 07/15/2023	660,000	649,651
International Game Technology PLC 6.500%, 02/15/2025 (C)	245,000	241,325
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (C)	168,000	173,040
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (C)	100,000	93,500
Laureate Education, Inc. 8.250%, 05/01/2025 (C)	209,000	219,450
Lear Corp. 5.250%, 01/15/2025	352,000	361,695
Marriott International, Inc. 3.125%, 06/15/2026	500,000	454,258
MDC Holdings, Inc. 5.500%, 01/15/2024	670,000	643,200
Nemak SAB de CV 4.750%, 01/23/2025 (C)	260,000	242,450
Nissan Motor Acceptance Corp. 3.650%, 09/21/2021 (C)	270,000	268,681
QVC, Inc.
4.375%, 03/15/2023	410,000	393,386
5.125%, 07/02/2022	250,000	252,628
5.450%, 08/15/2034	245,000	214,199
Vista Outdoor, Inc. 5.875%, 10/01/2023	361,000	328,510
Waterford Gaming LLC 8.625%, 09/15/2014 (C)(F)(G)	343,849	0
Wyndham Destinations, Inc. 5.750%, 04/01/2027	700,000	642,250
Yum! Brands, Inc.
5.350%, 11/01/2043	600,000	498,000
6.875%, 11/15/2037	292,000	286,160
		18,840,990
Consumer staples – 1.1%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/2022 (C)	315,000	303,953
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/2048	730,000	631,259
4.600%, 04/15/2048	385,000	345,620
Bunge, Ltd. Finance Corp. 3.250%, 08/15/2026	500,000	438,311
Conagra Brands, Inc. 3.800%, 10/22/2021	261,000	261,081
Constellation Brands, Inc. 3.200%, 02/15/2023	395,000	383,013
CVS Pass-Through Trust 8.353%, 07/10/2031 (C)	1,017,040	1,230,547
Fomento Economico Mexicano SAB de CV 4.375%, 05/10/2043	1,000,000	957,794
Keurig Dr. Pepper, Inc. 3.551%, 05/25/2021 (C)	665,000	663,967
Kraft Heinz Foods Company 4.875%, 02/15/2025 (C)	312,000	313,287
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Kronos Acquisition Holdings, Inc. 9.000%, 08/15/2023 (C)	$295,000	$226,413
Natura Cosmeticos SA 5.375%, 02/01/2023 (C)(E)	475,000	475,594
Reynolds American, Inc. 4.850%, 09/15/2023	1,000,000	1,011,907
Simmons Foods, Inc. 5.750%, 11/01/2024 (C)	235,000	166,850
Vector Group, Ltd. 6.125%, 02/01/2025 (C)	190,000	161,500
		7,571,096
Energy – 6.0%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	400,000	339,384
5.550%, 03/15/2026	800,000	838,248
Andeavor Logistics LP
4.250%, 12/01/2027	221,000	208,744
5.250%, 01/15/2025	195,000	198,559
6.375%, 05/01/2024	365,000	376,863
Antero Midstream Partners LP 5.375%, 09/15/2024	380,000	354,350
Antero Resources Corp. 5.125%, 12/01/2022	410,000	385,400
Apache Corp. 5.100%, 09/01/2040	325,000	291,679
Archrock Partners LP 6.000%, 04/01/2021 to 10/01/2022	637,000	606,140
Boardwalk Pipelines LP 3.375%, 02/01/2023	850,000	825,881
BP Capital Markets PLC 2.750%, 05/10/2023 (E)	530,000	514,603
Buckeye Partners LP 3.950%, 12/01/2026	500,000	439,479
Cameron International Corp. 5.950%, 06/01/2041	1,178,000	1,376,213
Cenovus Energy, Inc. 4.450%, 09/15/2042	445,000	348,379
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027	531,000	501,291
5.875%, 03/31/2025	220,000	218,900
Chesapeake Energy Corp. 7.500%, 10/01/2026	214,000	182,970
Cimarex Energy Company 4.375%, 06/01/2024	745,000	740,799
CNOOC Finance 2003, Ltd. 5.500%, 05/21/2033 (C)	545,000	615,104
Colorado Interstate Gas Company LLC 4.150%, 08/15/2026 (C)	247,000	241,432
Columbia Pipeline Group, Inc. 4.500%, 06/01/2025	269,000	271,050
ConocoPhillips Company 5.950%, 03/15/2046	575,000	701,516
Continental Resources, Inc.
4.900%, 06/01/2044	400,000	353,967
5.000%, 09/15/2022	707,000	701,948
CSI Compressco LP
7.250%, 08/15/2022	465,000	409,200
7.500%, 04/01/2025 (C)	393,000	365,490
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) 12/15/2022 (H)	415,000	369,350
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) 05/21/2043 (C)	600,000	480,000

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Devon Energy Corp. 5.000%, 06/15/2045	$600,000	$532,040
Devon Financing Company LLC 7.875%, 09/30/2031	874,000	1,059,152
Diamondback Energy, Inc. 4.750%, 11/01/2024 (C)	256,000	247,040
Enbridge Energy Partners LP
4.375%, 10/15/2020	440,000	445,060
7.500%, 04/15/2038	600,000	757,156
Enbridge Energy Partners LP (3 month LIBOR + 3.798%) 6.194%, 10/01/2077 (B)(E)	285,000	279,300
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%) 07/15/2077	460,000	389,955
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) 03/01/2078	394,000	354,453
Energen Corp. 4.625%, 09/01/2021	500,000	495,000
Energy Transfer LP 5.875%, 01/15/2024	265,000	270,533
Energy Transfer Operating LP
4.150%, 10/01/2020	1,000,000	1,005,869
4.200%, 04/15/2027	181,000	168,908
5.150%, 03/15/2045	405,000	351,728
5.950%, 10/01/2043	300,000	285,545
Energy Transfer Partners LP
5.000%, 10/01/2022	145,000	147,970
5.875%, 03/01/2022	45,000	46,819
Enterprise Products Operating LLC 6.875%, 03/01/2033	471,000	577,633
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) 08/16/2077	714,000	594,951
Fortive Corp. 3.150%, 06/15/2026	700,000	660,496
Hess Corp.
5.600%, 02/15/2041	400,000	354,064
5.800%, 04/01/2047	500,000	449,616
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	500,000	514,080
7.300%, 08/15/2033	603,000	698,312
7.750%, 03/15/2032	240,000	290,355
Marathon Oil Corp. 6.800%, 03/15/2032	785,000	860,659
MPLX LP
4.000%, 03/15/2028	420,000	393,878
4.800%, 02/15/2029	215,000	214,604
Murphy Oil Corp. 5.750%, 08/15/2025	222,000	207,455
National Oilwell Varco, Inc. 2.600%, 12/01/2022	600,000	566,353
Newfield Exploration Company
5.625%, 07/01/2024	690,000	698,625
5.750%, 01/30/2022	467,000	471,670
Nexen Energy ULC 6.400%, 05/15/2037	775,000	946,415
Noble Energy, Inc. 4.150%, 12/15/2021	600,000	602,850
Noble Holding International, Ltd. 5.250%, 03/15/2042	500,000	290,000
Occidental Petroleum Corp. 3.400%, 04/15/2026	310,000	303,453
ONEOK Partners LP
5.000%, 09/15/2023	220,000	226,672
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
ONEOK Partners LP (continued)
6.650%, 10/01/2036	$835,000	$935,070
Parsley Energy LLC 5.625%, 10/15/2027 (C)	310,000	281,713
Petrobras Global Finance BV 7.375%, 01/17/2027	565,000	580,538
Petroleos Mexicanos
4.875%, 01/24/2022	450,000	438,075
5.375%, 03/13/2022	115,000	112,643
Plains All American Pipeline LP 4.900%, 02/15/2045	750,000	641,693
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	358,000	342,635
5.000%, 03/15/2027	336,000	337,289
5.750%, 05/15/2024	585,000	613,142
5.875%, 06/30/2026	200,000	211,856
Sinopec Group Overseas Development 2015, Ltd. 3.250%, 04/28/2025 (C)	550,000	526,014
SM Energy Company 6.625%, 01/15/2027	80,000	71,200
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	1,044,317
3.900%, 07/15/2026	575,000	531,547
4.400%, 04/01/2021	424,000	428,693
5.400%, 10/01/2047	324,000	290,610
Tallgrass Energy Partners LP 4.750%, 10/01/2023 (C)	294,000	283,710
Tapstone Energy LLC 9.750%, 06/01/2022 (C)	150,000	118,500
Targa Resources Partners LP 5.875%, 04/15/2026 (C)	300,000	291,750
Teekay Offshore Partners LP 8.500%, 07/15/2023 (C)(E)	315,000	305,550
The Williams Companies, Inc.
3.750%, 06/15/2027	375,000	355,540
4.300%, 03/04/2024	700,000	697,512
4.550%, 06/24/2024	620,000	625,977
5.750%, 06/24/2044	330,000	332,048
WPX Energy, Inc. 5.250%, 09/15/2024	135,000	122,175
YPF SA 8.500%, 07/28/2025 (C)	455,000	408,363
		40,943,768
Financials – 11.7%
Ally Financial, Inc. 5.125%, 09/30/2024	680,000	674,900
Ambac Assurance Corp. 5.100%, 06/07/2020 (C)	131	175
Ambac LSNI LLC (3 month LIBOR + 5.000%) 7.396%, 02/12/2023 (B)(C)	570	571
American Express Company 2.500%, 08/01/2022	575,000	554,950
American International Group, Inc. 3.900%, 04/01/2026	830,000	799,639
American International Group, Inc. (6.250% to 3-15-37, then 3 month LIBOR + 2.056%) 03/15/2087	100,000	96,500
Ameriprise Financial, Inc. 2.875%, 09/15/2026	500,000	465,827
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%) 09/01/2024	420,000	422,814
Ares Capital Corp. 3.625%, 01/19/2022	396,000	384,434

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
ASP AMC Merger Sub, Inc. 8.000%, 05/15/2025 (C)	$280,000	$148,400
Assurant, Inc. 4.000%, 03/15/2023	1,260,000	1,269,885
Australia & New Zealand Banking Group, Ltd. 2.125%, 08/19/2020	410,000	403,414
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) 06/15/2026 (C)(H)	235,000	230,594
AXA SA 8.600%, 12/15/2030	220,000	272,160
Banco Santander SA 4.379%, 04/12/2028	400,000	373,708
Bank of America Corp.
3.950%, 04/21/2025	573,000	555,439
4.200%, 08/26/2024	225,000	223,138
4.250%, 10/22/2026	174,000	169,319
4.450%, 03/03/2026	715,000	707,435
Bank of America Corp. (3.004% to 12-20-22, then 3 month LIBOR + 0.790%) 12/20/2023	1,149,000	1,115,514
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028	1,087,000	1,016,023
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) 03/10/2026 (H)	680,000	690,642
Banque Federative du Credit Mutuel SA 2.200%, 07/20/2020 (C)	435,000	426,948
Barclays Bank PLC
2.650%, 01/11/2021	980,000	959,514
10.179%, 06/12/2021 (C)	235,000	264,165
Barclays PLC 4.375%, 01/12/2026	300,000	286,037
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) 09/15/2023 (H)	370,000	355,910
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) 08/16/2028 (C)(H)	350,000	332,938
BPCE SA
4.500%, 03/15/2025 (C)	405,000	392,103
5.700%, 10/22/2023 (C)	340,000	351,389
Brighthouse Financial, Inc. 3.700%, 06/22/2027	700,000	591,805
Capital One Financial Corp.
3.450%, 04/30/2021	625,000	623,695
3.500%, 06/15/2023	1,338,000	1,313,933
3.750%, 07/28/2026	500,000	458,202
Citigroup, Inc.
2.350%, 08/02/2021	635,000	616,853
3.500%, 05/15/2023	1,060,000	1,040,587
4.500%, 01/14/2022	1,000,000	1,021,691
4.600%, 03/09/2026	746,000	736,606
5.500%, 09/13/2025	215,000	225,717
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) 08/15/2026 (H)	590,000	565,043
CNO Financial Group, Inc. 5.250%, 05/30/2025	398,000	379,095
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) 06/30/2019 (C)(H)	308,000	318,010
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Acceptance Corp. 6.125%, 02/15/2021	$325,000	$324,188
Credit Agricole SA 4.375%, 03/17/2025 (C)	600,000	582,463
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) 01/23/2024 (C)(H)	310,000	309,595
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) 12/11/2023 (C)(H)	245,000	248,979
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) 07/17/2023 (C)(H)	410,000	399,750
Credit Suisse Group Funding Guernsey, Ltd. 4.550%, 04/17/2026	405,000	401,177
Credito Real SAB de CV 7.250%, 07/20/2023 (C)	185,000	178,989
Credito Real SAB de CV (9.125% to 11-29-22, then 10 Year CMT + 7.026%) 11/29/2022 (C)(H)	300,000	282,003
Discover Financial Services
3.950%, 11/06/2024	615,000	606,772
4.100%, 02/09/2027	167,000	155,988
5.200%, 04/27/2022	115,000	119,299
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust 6.125%, 11/30/2021 (C)	19,900	20,272
Enova International, Inc. 8.500%, 09/01/2024 to 09/15/2025 (C)	422,000	347,303
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) 06/30/2023 (H)	402,000	349,238
Freedom Mortgage Corp.
8.125%, 11/15/2024 (C)	350,000	300,125
8.250%, 04/15/2025 (C)	140,000	119,700
FS KKR Capital Corp.
4.000%, 07/15/2019	230,000	229,743
4.250%, 01/15/2020	225,000	225,211
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) 05/18/2024	670,000	666,342
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) 09/17/2024 (H)	185,000	172,050
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) 06/01/2021 (H)	460,000	472,765
ING Bank NV 5.800%, 09/25/2023 (C)	280,000	292,450
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) 04/16/2025 (H)	200,000	184,800
Invesco Finance PLC 3.125%, 11/30/2022	850,000	833,070
Jefferies Financial Group, Inc. 5.500%, 10/18/2023	1,425,000	1,451,963
Jefferies Group LLC
4.150%, 01/23/2030	495,000	424,751
4.850%, 01/15/2027	519,000	496,204
8.500%, 07/15/2019	505,000	518,215
JPMorgan Chase & Co.
2.400%, 06/07/2021	800,000	782,454
3.200%, 06/15/2026	475,000	447,567
3.375%, 05/01/2023	1,250,000	1,222,591

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (continued)
4.125%, 12/15/2026 (E)	$600,000	$587,869
4.500%, 01/24/2022	1,300,000	1,339,444
6.300%, 04/23/2019	1,000,000	1,009,778
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) 06/18/2022	960,000	962,135
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) 02/01/2024 (H)	520,000	537,290
Ladder Capital Finance Holdings LLLP 5.250%, 03/15/2022 to 10/01/2025 (C)	330,000	304,925
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	650,471
4.750%, 03/15/2026	825,000	843,402
Liberty Mutual Group, Inc. 4.250%, 06/15/2023 (C)	1,000,000	1,008,155
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) 03/07/2087 (C)	510,000	555,900
Lincoln National Corp. 6.250%, 02/15/2020	1,000,000	1,032,028
Lloyds Banking Group PLC 4.450%, 05/08/2025	1,000,000	993,390
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) 06/27/2024 (H)	305,000	294,264
Loews Corp.
2.625%, 05/15/2023	630,000	609,938
3.750%, 04/01/2026	825,000	818,022
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) 11/01/2026 (H)	315,000	298,463
Macquarie Bank, Ltd. 4.875%, 06/10/2025 (C)(E)	405,000	402,573
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,268,268
5.350%, 06/01/2021	800,000	832,637
MetLife, Inc. 3.000%, 03/01/2025	300,000	287,458
MetLife, Inc. (6.400% to 12-15-31, then 3 month LIBOR + 2.205%) 12/15/2066	300,000	304,758
MetLife, Inc. (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) 04/08/2068 (C)	220,000	277,200
MGIC Investment Corp. 5.750%, 08/15/2023	136,000	135,320
Morgan Stanley
3.875%, 01/27/2026	360,000	351,301
4.100%, 05/22/2023	900,000	901,246
Morgan Stanley (5.450% to 7-15-19, then 3 month LIBOR + 3.610%) 07/15/2019 (H)	200,000	194,524
MSCI, Inc. 5.250%, 11/15/2024 (C)	50,000	49,750
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/2023 (C)	217,000	211,575
9.125%, 07/15/2026 (C)	174,000	169,215
Nationwide Mutual Insurance Company (3 month LIBOR + 2.290%) 5.078%, 12/15/2024 (B)(C)	1,130,000	1,124,360
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) 10/16/2044 (C)	410,000	411,025
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
PNC Bank NA
2.450%, 07/28/2022	$525,000	$508,459
2.500%, 01/22/2021	860,000	848,570
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) 09/15/2042	976,000	985,760
Quicken Loans, Inc.
5.250%, 01/15/2028 (C)	320,000	283,200
5.750%, 05/01/2025 (C)	410,000	383,350
Radian Group, Inc.
4.500%, 10/01/2024	190,000	172,188
5.250%, 06/15/2020	134,000	135,005
Raymond James Financial, Inc.
3.625%, 09/15/2026	500,000	471,433
4.950%, 07/15/2046	500,000	481,001
Refinitiv US Holdings, Inc.
6.250%, 05/15/2026 (C)	57,000	55,005
8.250%, 11/15/2026 (C)	92,000	84,065
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%) 08/13/2021	676,000	673,115
Regions Financial Corp. 2.750%, 08/14/2022	640,000	617,428
Santander Holdings USA, Inc.
3.400%, 01/18/2023	360,000	345,937
3.700%, 03/28/2022	635,000	623,603
4.450%, 12/03/2021	425,000	432,344
Santander UK Group Holdings PLC 4.750%, 09/15/2025 (C)	345,000	325,224
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) 09/13/2021 (C)(H)	470,000	457,663
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) 09/29/2025 (C)(E)(H)	350,000	351,313
Sompo International Holdings, Ltd. 4.700%, 10/15/2022	1,080,000	1,102,680
Springleaf Finance Corp. 6.875%, 03/15/2025	140,000	125,300
Stearns Holdings LLC 9.375%, 08/15/2020 (C)	120,000	112,800
Stifel Financial Corp. 4.250%, 07/18/2024	1,592,000	1,609,836
SunTrust Bank 2.450%, 08/01/2022	605,000	583,227
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (C)	525,000	503,206
The Charles Schwab Corp. (7.000% to 2-1-22, then 3 month LIBOR + 4.820%) 02/01/2022 (H)	1,000,000	1,033,750
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	1,200,000	1,181,052
3.850%, 01/26/2027	840,000	790,565
The Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	500,000	512,998
6.625%, 03/30/2040	500,000	590,356
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) 06/01/2023 (H)	385,000	352,275
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) 08/01/2021 (H)	740,000	752,025

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Royal Bank of Scotland Group PLC 3.875%, 09/12/2023	$1,150,000	$1,102,421
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) 08/10/2025 (H)	300,000	299,250
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) 08/15/2021 (H)	530,000	548,550
Trident Merger Sub, Inc. 6.625%, 11/01/2025 (C)	115,000	102,350
UBS AG 2.450%, 12/01/2020 (C)	730,000	716,664
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) 08/15/2023 (C)	545,000	524,146
Voya Financial, Inc. 4.800%, 06/15/2046	700,000	667,617
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%) 05/15/2053	615,000	577,977
Wells Fargo & Company (3 month LIBOR + 3.770%) 6.558%, 03/15/2019 (B)(H)	422,000	419,363
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (H)	1,090,000	1,077,411
Wells Fargo & Company, Series M 3.450%, 02/13/2023	900,000	881,066
Willis Towers Watson PLC 5.750%, 03/15/2021	1,350,000	1,411,788
		79,581,759
Health care – 2.0%
Abbott Laboratories 3.750%, 11/30/2026	680,000	671,922
Agilent Technologies, Inc. 3.875%, 07/15/2023	670,000	676,344
Bausch Health Companies, Inc. 6.125%, 04/15/2025 (C)	490,000	427,525
Baxter International, Inc. 3.500%, 08/15/2046	500,000	413,424
Bayer US Finance II LLC 3.500%, 06/25/2021 (C)	270,000	268,078
Celgene Corp. 2.875%, 02/19/2021	355,000	351,333
Centene Corp. 5.375%, 06/01/2026 (C)	343,000	333,568
Cigna Holding Company 4.500%, 03/15/2021	1,100,000	1,123,927
CVS Health Corp.
3.350%, 03/09/2021	940,000	936,860
5.050%, 03/25/2048	880,000	857,034
DaVita, Inc. 5.000%, 05/01/2025	545,000	494,588
Express Scripts Holding Company 2.600%, 11/30/2020	640,000	629,865
HCA, Inc.
5.250%, 04/15/2025 to 06/15/2026	715,000	710,650
7.500%, 02/15/2022	270,000	286,875
IQVIA, Inc. 4.875%, 05/15/2023 (C)	155,000	151,900
MEDNAX, Inc.
5.250%, 12/01/2023 (C)	395,000	387,100
6.250%, 01/15/2027 (C)	196,000	189,140
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Mylan NV
3.950%, 06/15/2026	$800,000	$729,490
5.250%, 06/15/2046	250,000	210,910
Select Medical Corp. 6.375%, 06/01/2021	365,000	364,088
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/2026	1,120,000	1,014,044
Team Health Holdings, Inc. 6.375%, 02/01/2025 (C)(E)	89,000	72,646
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	49,000	43,917
Teva Pharmaceutical Finance Netherlands III BV 6.750%, 03/01/2028	315,000	305,377
UnitedHealth Group, Inc. 5.800%, 03/15/2036	540,000	638,054
Universal Health Services, Inc.
4.750%, 08/01/2022 (C)	345,000	343,275
5.000%, 06/01/2026 (C)	423,000	410,310
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/2025	550,000	522,975
		13,565,219
Industrials – 3.7%
AECOM 5.125%, 03/15/2027	570,000	487,350
AerCap Ireland Capital DAC
4.625%, 10/30/2020	410,000	412,783
5.000%, 10/01/2021	512,000	520,028
Ahern Rentals, Inc. 7.375%, 05/15/2023 (C)	532,000	425,600
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 11/15/2026 (C)	281,765	278,638
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 07/15/2027 (C)	425,000	403,793
Air Lease Corp.
3.000%, 09/15/2023	400,000	375,583
4.750%, 03/01/2020	500,000	506,827
Aircastle, Ltd.
4.400%, 09/25/2023	235,000	231,113
5.500%, 02/15/2022	225,000	230,221
6.250%, 12/01/2019	100,000	102,383
American Airlines 2000-1 Pass Through Trust 6.977%, 11/23/2022	115,975	120,614
American Airlines 2013-2 Class A Pass Through Trust 4.950%, 07/15/2024	486,471	494,546
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 11/01/2028	369,325	348,902
American Airlines 2015-1 Class B Pass Through Trust 3.700%, 11/01/2024	191,959	185,951
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 07/15/2029	504,629	494,334
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 08/15/2030	244,794	237,230

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 08/15/2030	$314,075	$304,590
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 04/15/2031	218,911	208,206
Arconic, Inc. 5.125%, 10/01/2024	439,000	423,635
Ashtead Capital, Inc. 4.375%, 08/15/2027 (C)	350,000	315,000
Avolon Holdings Funding, Ltd. 5.125%, 10/01/2023 (C)	295,000	281,725
Azul Investments LLP 5.875%, 10/26/2024 (C)	385,000	359,498
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (C)	366,864	373,614
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/2021 (C)	77,533	78,719
British Airways 2018-1 Class A Pass Through Trust 4.125%, 03/20/2033 (C)	199,901	196,782
Continental Airlines 1999-1 Class A Pass Through Trust 6.545%, 08/02/2020	49,861	49,920
Continental Airlines 2007-1 Class A Pass Through Trust 5.983%, 10/19/2023	215,420	224,833
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/2021	75,235	76,273
Delta Air Lines 2002-1 Class G-1 Pass Through Trust 6.718%, 07/02/2024	148,398	155,491
Delta Air Lines, Inc.
3.625%, 03/15/2022	650,000	636,055
4.375%, 04/19/2028	480,000	460,256
Empresa de Transporte de Pasajeros Metro SA 4.750%, 02/04/2024 (C)	340,000	345,428
Equifax, Inc. 7.000%, 07/01/2037	105,000	120,277
GATX Corp. 3.850%, 03/30/2027	800,000	760,537
General Electric Company 2.700%, 10/09/2022	1,100,000	1,020,665
General Electric Company (3 month LIBOR + 0.480%) 3.096%, 08/15/2036 (B)	140,000	93,911
H&E Equipment Services, Inc. 5.625%, 09/01/2025	175,000	160,563
Huntington Ingalls Industries, Inc. 5.000%, 11/15/2025 (C)	625,000	634,969
IHS Markit, Ltd.
4.000%, 03/01/2026 (C)	380,000	353,400
4.750%, 02/15/2025 (C)	175,000	172,156
4.750%, 08/01/2028	410,000	400,275
5.000%, 11/01/2022 (C)	210,000	212,100
JB Hunt Transport Services, Inc. 3.850%, 03/15/2024	700,000	708,660
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/2025 (C)	290,000	295,075
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Lennox International, Inc. 3.000%, 11/15/2023	$800,000	$752,758
LSC Communications, Inc. 8.750%, 10/15/2023 (C)	240,000	246,600
Masco Corp.
4.375%, 04/01/2026	400,000	400,238
4.450%, 04/01/2025	195,000	195,442
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/2021	79,293	81,180
Owens Corning 4.200%, 12/15/2022	210,000	208,493
Prime Security Services Borrower LLC 9.250%, 05/15/2023 (C)	150,000	154,688
Stanley Black & Decker, Inc. (3 month LIBOR + 4.304%) 7.092%, 12/15/2053 (B)	650,000	646,750
Tervita Escrow Corp. 7.625%, 12/01/2021 (C)	285,000	271,463
Textron, Inc. 7.250%, 10/01/2019	115,000	118,502
The Dun & Bradstreet Corp. 4.625%, 12/01/2022	700,000	708,750
TTX Company 4.200%, 07/01/2046 (C)	700,000	671,765
Tutor Perini Corp. 6.875%, 05/01/2025 (C)(E)	115,000	106,950
Tyco Electronics Group SA 4.875%, 01/15/2021	500,000	514,759
Union Pacific Corp. 4.163%, 07/15/2022	1,137,000	1,164,172
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 03/03/2028	476,871	463,852
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/2024	280,254	278,712
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 01/07/2030	397,839	378,465
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	598,235	567,127
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	132,000	130,482
United Rentals North America, Inc.
4.875%, 01/15/2028	440,000	386,100
5.500%, 07/15/2025	390,000	367,575
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	159,900	166,456
Verisk Analytics, Inc. 4.000%, 06/15/2025	399,000	400,740
XPO Logistics, Inc. 6.500%, 06/15/2022 (C)	281,000	278,541
		24,939,069
Information technology – 1.6%
Advanced Micro Devices, Inc. 7.000%, 07/01/2024 (E)	230,000	236,325
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (C)	290,000	265,350
Broadcom Corp. 3.875%, 01/15/2027	800,000	718,156

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Citrix Systems, Inc. 4.500%, 12/01/2027	$470,000	$449,485
Dell International LLC
6.020%, 06/15/2026 (C)	890,000	894,429
8.350%, 07/15/2046 (C)	758,000	821,570
Fiserv, Inc. 3.850%, 06/01/2025	614,000	608,799
j2 Cloud Services LLC 6.000%, 07/15/2025 (C)	160,000	156,400
Marvell Technology Group, Ltd. 4.875%, 06/22/2028	525,000	511,808
Microchip Technology, Inc.
3.922%, 06/01/2021 (C)	340,000	337,263
4.333%, 06/01/2023 (C)	780,000	760,778
Microsoft Corp. 4.450%, 11/03/2045	460,000	488,576
Motorola Solutions, Inc. 4.600%, 02/23/2028	663,000	648,646
NXP BV
4.625%, 06/01/2023 (C)	815,000	798,700
4.875%, 03/01/2024 (C)	354,000	355,554
Qorvo, Inc. 5.500%, 07/15/2026 (C)	150,000	143,250
QUALCOMM, Inc. 3.450%, 05/20/2025	500,000	481,279
Tech Data Corp. 4.950%, 02/15/2027	650,000	610,443
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	640,000	629,484
Trimble, Inc. 4.900%, 06/15/2028	365,000	359,598
VeriSign, Inc.
4.750%, 07/15/2027	195,000	182,871
5.250%, 04/01/2025	205,000	202,950
Western Digital Corp. 4.750%, 02/15/2026	460,000	399,050
		11,060,764
Materials – 1.5%
Anglo American Capital PLC
4.125%, 09/27/2022 (C)	400,000	394,204
4.750%, 04/10/2027 (C)	215,000	206,020
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (C)	190,000	175,393
Bemis Company, Inc. 3.100%, 09/15/2026	500,000	456,078
Braskem Finance, Ltd. 7.000%, 05/07/2020 (C)	335,000	347,231
Braskem Netherlands Finance BV 4.500%, 01/10/2028 (C)	390,000	360,461
Cemex SAB de CV 6.125%, 05/05/2025 (C)	400,000	390,124
CF Industries, Inc. 4.950%, 06/01/2043	175,000	135,625
Commercial Metals Company 5.375%, 07/15/2027	122,000	109,190
Cydsa SAB de CV 6.250%, 10/04/2027 (C)	360,000	323,550
Eastman Chemical Company 4.500%, 01/15/2021	68,000	69,055
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 (C)	250,000	200,625
7.500%, 04/01/2025 (C)	200,000	165,000
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	500,000	380,625
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Klabin Finance SA 4.875%, 09/19/2027 (C)	$200,000	$181,500
Methanex Corp. 5.650%, 12/01/2044	450,000	404,135
Mexichem SAB de CV
4.000%, 10/04/2027 (C)	245,000	222,644
5.500%, 01/15/2048 (C)	430,000	369,800
Norbord, Inc. 6.250%, 04/15/2023 (C)	185,000	185,298
Syngenta Finance NV
4.441%, 04/24/2023 (C)	635,000	611,931
5.676%, 04/24/2048 (C)	205,000	169,665
The Chemours Company 6.625%, 05/15/2023	614,000	620,140
The Dow Chemical Company
3.000%, 11/15/2022	270,000	261,884
4.125%, 11/15/2021	1,000,000	1,017,553
The Mosaic Company 4.250%, 11/15/2023	600,000	603,039
The Sherwin-Williams Company 4.200%, 01/15/2022	1,000,000	1,012,963
U.S. Concrete, Inc. 6.375%, 06/01/2024	200,000	184,000
Vale Overseas, Ltd. 6.250%, 08/10/2026	342,000	369,360
Vedanta Resources PLC
6.125%, 08/09/2024 (C)	270,000	224,272
6.375%, 07/30/2022 (C)(E)	325,000	290,550
		10,441,915
Real estate – 1.9%
American Homes 4 Rent LP 4.250%, 02/15/2028	415,000	401,274
American Tower Corp.
3.550%, 07/15/2027	662,000	621,381
4.700%, 03/15/2022	310,000	318,369
5.000%, 02/15/2024	670,000	693,026
5.900%, 11/01/2021	800,000	845,305
Columbia Property Trust Operating Partnership LP 4.150%, 04/01/2025	600,000	592,357
EPR Properties 5.750%, 08/15/2022	500,000	524,194
Equinix, Inc. 5.375%, 05/15/2027	275,000	268,813
Equity Commonwealth 5.875%, 09/15/2020	700,000	716,967
ERP Operating LP 3.375%, 06/01/2025	300,000	294,905
Essex Portfolio LP 3.625%, 05/01/2027	500,000	482,218
HCP, Inc. 3.875%, 08/15/2024	800,000	787,268
Healthcare Trust of America Holdings LP 3.500%, 08/01/2026	500,000	470,196
Iron Mountain, Inc. 5.750%, 08/15/2024	415,000	394,250
National Retail Properties, Inc. 3.300%, 04/15/2023	660,000	645,634
Omega Healthcare Investors, Inc. 4.500%, 01/15/2025	225,000	221,677
Piedmont Operating Partnership LP 4.450%, 03/15/2024	500,000	503,862
Reckson Operating Partnership LP 7.750%, 03/15/2020	775,000	810,859

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
SL Green Operating Partnership LP 3.250%, 10/15/2022	$500,000	$483,074
Ventas Realty LP 3.500%, 02/01/2025	343,000	328,481
VEREIT Operating Partnership LP 4.600%, 02/06/2024	372,000	376,067
Vornado Realty LP 5.000%, 01/15/2022	650,000	670,732
Weingarten Realty Investors 3.375%, 10/15/2022	1,050,000	1,035,215
		12,486,124
Utilities – 1.5%
ABY Transmision Sur SA 6.875%, 04/30/2043 (C)	276,528	304,181
AmeriGas Partners LP 5.500%, 05/20/2025	250,000	228,750
Arizona Public Service Company 5.500%, 09/01/2035	1,118,000	1,266,170
CenterPoint Energy Houston Electric LLC 6.950%, 03/15/2033	535,000	700,180
CenterPoint Energy, Inc. 2.500%, 09/01/2022	310,000	296,471
Clearway Energy Operating LLC 5.375%, 08/15/2024	608,000	577,600
Dominion Energy, Inc. 2.579%, 07/01/2020	383,000	376,947
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) 01/29/2023 (C)(H)	285,000	269,325
Emera US Finance LP 3.550%, 06/15/2026	248,000	235,294
Empresa Electrica Angamos SA 4.875%, 05/25/2029 (C)	255,640	244,595
Enable Midstream Partners LP 4.950%, 05/15/2028	520,000	492,525
Greenko Dutch BV
4.875%, 07/24/2022 (C)	425,000	398,990
5.250%, 07/24/2024 (C)	215,000	192,694
Instituto Costarricense de Electricidad 6.375%, 05/15/2043 (C)	290,000	210,250
Israel Electric Corp., Ltd. 6.875%, 06/21/2023 (C)	170,000	185,276
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/2027	570,000	544,222
NextEra Energy Operating Partners LP 4.500%, 09/15/2027 (C)	245,000	218,050
NRG Energy, Inc.
6.250%, 05/01/2024	620,000	629,300
6.625%, 01/15/2027	435,000	438,263
Oncor Electric Delivery Company LLC 4.100%, 06/01/2022	750,000	768,237
PPL Capital Funding, Inc. 3.400%, 06/01/2023	1,160,000	1,147,590
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) 02/01/2022 (H)	180,000	171,450
		9,896,360
TOTAL CORPORATE BONDS (Cost $264,184,415)		$259,569,081
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS – 0.0%
Utilities – 0.0%
Clearway Energy, Inc. 3.250%, 06/01/2020 (C)	$285,000	$271,761
TOTAL CONVERTIBLE BONDS (Cost $285,000)		$271,761
CAPITAL PREFERRED SECURITIES – 0.2%
Financials – 0.2%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) 4.000%, 01/22/2019 (B)(H)	275,000	195,044
State Street Corp. (3 month LIBOR + 1.000%) 3.788%, 06/01/2077 (B)	424,000	332,840
SunTrust Preferred Capital I (Greater of 3 month LIBOR + 0.645% or 4.000%) 4.000%, 02/04/2019 (B)(H)	425,000	304,249
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) 3.500%, 02/04/2019 (B)(H)	1,045,000	773,300
		1,605,433
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,945,461)		$1,605,433
MUNICIPAL BONDS – 0.6%
New Jersey State Turnpike Authority 7.414%, 01/01/2040	1,885,000	2,655,965
The School District of Philadelphia
5.995%, 09/01/2030	315,000	367,791
6.765%, 06/01/2040	1,010,000	1,218,656
TOTAL MUNICIPAL BONDS (Cost $3,662,761)		$4,242,412
TERM LOANS (I) – 0.2%
Communication services – 0.1%
Ancestry.com Operations, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.250%) 5.780%, 10/19/2023	116,700	111,303
Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 4.500%) 7.030%, 07/03/2026	270,000	251,100
		362,403
Energy – 0.0%
FTS International, Inc., New Term Loan B (1 month LIBOR + 4.750%) 7.272%, 04/16/2021	113,706	111,622
Financials – 0.0%
LSF9 Atlantis Holdings LLC, 2017 Term Loan (1 month LIBOR + 6.000%) 8.380%, 05/01/2023	202,125	192,019
Health care – 0.1%
Concentra, Inc., 2018 2nd Lien Term Loan 06/01/2023 TBD (J)	345,000	341,550
TOTAL TERM LOANS (Cost $1,046,115)		$1,007,594
COLLATERALIZED MORTGAGE OBLIGATIONS – 10.0%
Commercial and residential – 7.4%
American Home Mortgage Investment Trust Series 2004-4, Class 5A (6 month LIBOR + 2.000%) 4.885%, 02/25/2045 (B)	34,059	33,915
Americold LLC
Series 2010-ARTA, Class C, 6.811%, 01/14/2029 (C)	1,350,000	1,431,389

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Americold LLC (continued)
Series 2010-ARTA, Class D, 7.443%, 01/14/2029 (C)	$1,890,000	$2,015,900
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1, 3.258%, 04/27/2048 (C)(K)	118,346	117,897
Series 2018-3, Class A1, 3.649%, 09/25/2048 (C)(K)	293,834	294,138
AOA Mortgage Trust Series 2015-1177, Class C 3.010%, 12/13/2029 (C)(K)	190,000	185,441
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, 04/25/2048 (C)(K)	1,003,855	1,001,510
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-5, Class XC IO 0.029%, 10/10/2045 (C)	9,477,129	95
Bayview Commercial Asset Trust
Series 2005-1A, Class A2 (1 month LIBOR + 0.350%), 2.665%, 04/25/2035 (B)(C)	358,655	348,827
Series 2005-4A, Class A2 (1 month LIBOR + 0.390%), 2.705%, 01/25/2036 (B)(C)	190,233	181,677
Series 2006-2A, Class A2 (1 month LIBOR + 0.280%), 2.595%, 07/25/2036 (B)(C)	283,330	271,301
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 0.971%), 3.426%, 03/15/2037 (B)(C)	420,000	410,783
Series 2018-TALL, Class E (1 month LIBOR + 2.437%), 4.892%, 03/15/2037 (B)(C)	288,000	279,758
BBCMS Trust
Series 2015-MSQ, Class D, 3.990%, 09/15/2032 (C)(K)	205,000	202,060
Series 2015-SRCH, Class D, 4.957%, 08/10/2035 (C)(K)	495,000	483,399
Bear Stearns Asset Backed Securities Trust Series 2003-AC4, Class A 5.500%, 09/25/2033	507,769	502,892
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR5, Class X1 IO, 0.585%, 07/11/2042 (C)	1,515,065	9,980
Series 2004-T16, Class X1 IO, 1.168%, 02/13/2046 (C)	273,345	2,915
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) 3.705%, 07/15/2035 (B)(C)	410,000	407,973
BWAY Mortgage Trust Series 2015-1740, Class XA IO 0.896%, 01/10/2035 (C)	3,705,000	100,267
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%), 3.776%, 03/15/2037 (B)(C)	330,000	323,428
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BX Commercial Mortgage Trust (continued)
Series 2018-IND, Class A (1 month LIBOR + 0.750%), 3.205%, 11/15/2035 (B)(C)	$789,821	$784,884
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	1,800,000	1,803,230
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.786%, 04/10/2028 (C)(K)	120,000	119,100
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) 4.605%, 07/15/2032 (B)(C)	355,000	349,429
CHL Mortgage Pass Through Trust Series 2004-HYB2, Class 4A 4.192%, 07/20/2034 (K)	742,904	745,977
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) 4.705%, 11/15/2036 (B)(C)	495,000	483,856
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class E (1 month LIBOR + 2.500%), 4.955%, 07/15/2032 (B)(C)	170,000	167,239
Series 2018-C5, Class XA IO, 0.603%, 06/10/2051	9,987,792	504,719
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) 3.500%, 06/11/2032 (B)(C)	220,000	216,919
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) 4.555%, 04/15/2036 (B)(C)	395,000	390,640
COLT Mortgage Loan Trust Series 2018-2, Class A1 3.470%, 07/27/2048 (C)(K)	112,053	111,551
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) Series 2013-WWP, Class A2 3.424%, 03/10/2031 (C)	1,400,000	1,422,114
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO, 1.651%, 08/15/2045	9,745,416	472,053
Series 2012-CR3, Class XA IO, 1.872%, 10/15/2045	11,072,411	635,035
Series 2013-CR6, Class XA IO, 1.065%, 03/10/2046	1,088,846	30,977
Series 2013-CR8 Class AM, 3.823%, 06/10/2046 (C)(K)	1,000,000	1,014,804
Series 2014-CR15, Class C, 4.720%, 02/10/2047 (K)	800,000	828,441
Series 2014-CR15, Class XA IO, 1.075%, 02/10/2047	11,175,292	360,726
Series 2014-CR16, Class C, 4.901%, 04/10/2047 (K)	400,000	408,033

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO 0.448%, 05/10/2051	$3,728,094	$133,304
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B, 4.934%, 12/10/2044 (K)	175,000	179,331
Series 2012-LC4, Class XA IO, 2.108%, 12/10/2044 (C)	4,187,278	221,954
Series 2013-300P, Class D, 4.394%, 08/10/2030 (C)(K)	610,000	614,013
Series 2013-300P, Class E, 4.394%, 08/10/2030 (C)(K)	700,000	689,787
Series 2013-LC13, Class B, 5.009%, 08/10/2046 (C)(K)	215,000	224,854
Series 2014-LC15, Class C, 4.943%, 04/10/2047 (K)	400,000	412,603
Series 2014-TWC, Class D (1 month LIBOR + 2.250%), 4.637%, 02/13/2032 (B)(C)	295,000	294,271
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) 4.537%, 08/13/2027 (B)(C)	345,000	345,636
Commercial Mortgage Trust (Deutsche Bank AG/UBS AG) Series 2014-UBS2, Class XA IO 1.233%, 03/10/2047	4,565,976	215,971
Core Industrial Trust Series 2015-CALW, Class XA IO 0.810%, 02/10/2034 (C)	4,836,326	103,838
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class AX IO 0.706%, 02/15/2038 (C)	274,656	3
DBGS Mortgage Trust Series 2018-BIOD, Class A (1 month LIBOR + 0.803%) 3.258%, 05/15/2035 (B)(C)	680,326	676,538
DSLA Mortgage Loan Trust Series 2004-AR3, Class 2A2B (1 month LIBOR + 0.900%) 3.203%, 07/19/2044 (B)	667,920	661,002
FREMF Mortgage Trust
Series 2011-K10, Class B, 4.781%, 11/25/2049 (C)(K)	1,000,000	1,021,774
Series 2011-K11, Class B, 4.565%, 12/25/2048 (C)(K)	875,000	897,513
Series 2017-K67, Class B, 4.079%, 09/25/2049 (C)(K)	445,000	433,167
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class BFX, 3.382%, 12/15/2034 (C)(K)	750,000	746,631
Series 2015-NRF, Class DFX, 3.382%, 12/15/2034 (C)(K)	385,000	380,055
Series 2015-NRF, Class EFX, 3.382%, 12/15/2034 (C)(K)	250,000	245,382
Galton Funding Mortgage Trust Series 2018-1, Class A43 3.500%, 11/25/2057 (C)(K)	226,815	226,087
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GE Capital Commercial Mortgage Corp. Series 2005-C1, Class XC IO 0.011%, 06/10/2048 (C)	$3,852,902	$39
GE Commercial Mortgage Corp. Trust Series 2007-C1, Class AM 5.606%, 12/10/2049 (K)	156,063	146,700
Great Wolf Trust Series 2017-WOLF, Class E (1 month LIBOR + 3.100%) 5.705%, 09/15/2034 (B)(C)	120,000	117,918
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.666%, 07/10/2038 (K)	205,923	206,440
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO, 2.209%, 05/10/2045	3,034,694	128,127
Series 2013-GC10, Class C, 4.285%, 02/10/2046 (C)(K)	859,800	861,668
Series 2015-590M, Class C, 3.805%, 10/10/2035 (C)(K)	215,000	208,948
Series 2016-RENT, Class D, 4.067%, 02/10/2029 (C)(K)	420,000	417,943
Series 2017-485L, Class C, 3.982%, 02/10/2037 (C)(K)	220,000	216,543
Series 2017-500K, Class F (1 month LIBOR + 1.800%), 4.255%, 07/15/2032 (B)(C)	125,000	123,067
Series 2018-CHLL, Class E (1 month LIBOR + 2.350%), 3.938%, 02/15/2037 (B)(C)	205,000	204,949
Series 2005-GG4, Class XC IO, 1.369%, 07/10/2039 (C)	518,295	5
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (C)	15,559,504	272,610
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	16,066,583	226,208
Series 2007-6, Class ES IO, 0.353%, 08/19/2037 (C)	13,781,749	178,623
Hilton Orlando Trust
Series 2018-ORL, Class B (1 month LIBOR + 1.050%), 3.505%, 12/15/2034 (B)(C)	1,000,000	990,203
Series 2018-ORL, Class D (1 month LIBOR + 1.700%), 4.155%, 12/15/2034 (B)(C)	145,000	142,914
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) 6.279%, 08/05/2034 (B)(C)	165,000	164,700
IMT Trust Series 2017-APTS, Class CFX 3.497%, 06/15/2034 (C)(K)	255,000	248,976
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO, 0.802%, 07/25/2035	2,269,189	51,979
Series 2005-AR8, Class AX2 IO, 0.817%, 05/25/2035	1,428,894	46,230
Series 2005-AR18, Class 1X IO, 1.054%, 10/25/2036	2,337,548	100,415
Series 2005-AR18, Class 2X IO, 0.665%, 10/25/2036	2,842,169	35,697

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Irvine Core Office Trust Series 2013-IRV, Class XA IO 1.105%, 05/15/2048 (C)	$10,913,095	$260,429
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class XA IO 0.556%, 08/15/2046	7,799,407	158,889
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class X IO, 0.285%, 05/15/2045	1,378,297	1,714
Series 2007-CB20, Class C, 6.233%, 02/12/2051 (C)(K)	420,162	424,220
Series 2011-C3A, Class XA IO, 0.943%, 02/15/2046 (C)	9,721,722	176,851
Series 2011-C4, Class XA IO, 1.198%, 07/15/2046 (C)	7,322,890	165,519
Series 2012-HSBC, Class XA IO, 1.431%, 07/05/2032 (C)	12,095,703	532,178
Series 2015-MAR7, Class C, 4.490%, 06/05/2032 (C)	320,000	317,491
Series 2018-PHH, Class A (1 month LIBOR + 0.910%), 3.365%, 06/15/2035 (B)(C)	225,000	223,557
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class XCL IO 0.114%, 02/15/2040 (C)	799,963	98
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.663%, 04/21/2034 (K)	176,418	180,643
Series 2004-8, Class 5A1, 4.656%, 08/25/2034 (K)	315,295	316,461
MASTR Alternative Loan Trust Series 2004-4, Class 8A1 6.500%, 05/25/2034	331,265	347,809
Merrill Lynch Mortgage Investors Trust Series 2005-A, Class A1 (1 month LIBOR + 0.460%) 2.775%, 03/25/2030 (B)	32,549	31,346
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO, 0.060%, 02/12/2051 (C)	6,775,389	68
Series 2005-CIP1, Class XC IO, 0.010%, 07/12/2038 (C)	3,909,656	437
Series 2006-C2, Class X IO, 0.038%, 08/12/2043 (C)	1,588,454	722
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6, Class AM 5.526%, 03/12/2051 (K)	124,287	124,555
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class XA IO, 1.466%, 08/15/2045 (C)	10,540,656	434,670
Series 2012-C6, Class XA IO, 1.622%, 11/15/2045 (C)	6,295,681	310,720
Series 2013-C7, Class AS, 3.214%, 02/15/2046	1,000,000	984,024
Series 2013-C7, Class XA IO, 1.347%, 02/15/2046	11,348,650	514,674
Series 2014-C17, Class XA IO, 1.190%, 08/15/2047	16,048,172	592,585
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Morgan Stanley Capital I Trust
Series 2011-C3, Class XA IO, 0.779%, 07/15/2049 (C)	$11,299,316	$150,174
Series 2012-C4, Class AS, 3.773%, 03/15/2045	2,371,500	2,389,869
Series 2017-CLS, Class D (1 month LIBOR + 1.400%), 3.855%, 11/15/2034 (B)(C)	469,000	462,401
Series 2005-IQ9, Class X1 IO, 0.786%, 07/15/2056 (C)	3,555,748	14,835
MSCG Trust Series 2016-SNR, Class D 6.550%, 11/15/2034 (C)	340,000	340,193
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D, 3.790%, 11/15/2032 (C)(K)	135,000	132,303
Series 2018-ALXA, Class C, 4.316%, 01/15/2043 (C)(K)	235,000	235,282
One Market Plaza Trust Series 2017-1MKT, Class D 4.146%, 02/10/2032 (C)	155,000	151,383
Residential Accredit Loans, Inc. Series 2005-QO4, Class XIO IO 1.604%, 12/25/2045	2,763,219	212,790
Sequoia Mortgage Trust Series 2005-3, Class A1 (1 month LIBOR + 0.200%) 2.501%, 05/20/2035 (B)	75,588	74,039
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 3.793%, 03/25/2048 (C)(K)	179,863	178,910
Structured Asset Securities Corp. Series 1998-RF2, Class A 4.949%, 07/15/2027 (C)(K)	62,731	60,575
UBS Commercial Mortgage Trust Series 2012-C1, Class B 4.822%, 05/10/2045	120,000	122,295
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO 1.326%, 05/10/2063 (C)	7,472,523	281,140
Verus Securitization Trust Series 2018-3, Class A1 4.108%, 10/25/2058 (C)(K)	627,995	623,961
VNDO Mortgage Trust Series 2013-PENN, Class D 3.947%, 12/13/2029 (C)(K)	484,000	482,766
Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class XC IO 0.420%, 03/15/2042 (C)	604,710	1,770
WaMu Mortgage Pass Through Certificates
Series 2004-AR8, Class A2 (1 month LIBOR + 0.400%), 2.715%, 06/25/2044 (B)	505,867	502,098
Series 2005-AR2, Class 2A1B (1 month LIBOR + 0.370%), 2.685%, 01/25/2045 (B)	779,446	775,962
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.840%), 3.155%, 07/25/2045 (B)	532,938	533,498

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through Certificates (continued)
Series 2005-AR8, Class 2AB3 (1 month LIBOR + 0.720%), 3.035%, 07/25/2045 (B)	$425,716	$424,157
Washington Mutual Mortgage Pass Through Certificates Series 2005-1, Class 6A1 6.500%, 03/25/2035	282,359	264,963
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C, 2.710%, 03/18/2028 (C)(K)	445,000	438,328
Series 2017-SMP, Class D (1 month LIBOR + 1.650%), 4.105%, 12/15/2034 (B)(C)	160,000	157,292
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR3, Class 1A2 4.461%, 03/25/2035 (K)	195,090	195,874
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) 5.026%, 11/15/2029 (B)(C)	84,360	83,745
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO, 1.329%, 03/15/2044 (C)	13,158,038	329,852
Series 2012-C10, Class XA IO, 1.565%, 12/15/2045 (C)	6,353,130	321,468
Series 2012-C9, Class XA IO, 1.885%, 11/15/2045 (C)	9,307,442	547,096
Series 2013-C15, Class B, 4.473%, 08/15/2046 (K)	125,000	127,868
Series 2013-C16, Class B, 5.038%, 09/15/2046 (K)	175,000	184,955
		50,171,390
U.S. Government Agency – 2.6%
Federal Home Loan Mortgage Corp.
Series 290, Class IO, 3.500%, 11/15/2032	2,000,834	290,635
Series 3387, Class SB IO, 3.965%, 11/15/2037	1,542,910	192,388
Series 3632, Class AP, 3.000%, 02/15/2040	1,328,419	1,325,581
Series 3830, Class NI IO, 4.500%, 01/15/2036	405,380	6,094
Series K005, Class AX IO, 1.531%, 11/25/2019	12,726,634	125,966
Series K011, Class X1 IO, 0.321%, 11/25/2020	47,290,288	175,910
Series K014, Class X1 IO, 1.323%, 04/25/2021	9,059,850	207,326
Series K015, Class X1 IO, 1.743%, 07/25/2021	9,148,005	306,698
Series K018, Class X1 IO, 1.496%, 01/25/2022	3,469,556	112,268
Series K021, Class A2, 2.396%, 06/25/2022	1,000,000	984,760
Series K021, Class X1 IO, 1.578%, 06/25/2022	12,039,730	504,991
Series K022, Class X1 IO, 1.361%, 07/25/2022	5,065,447	184,887
Series K026, Class X1 IO, 1.123%, 11/25/2022	10,442,321	331,171
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K710, Class X1 IO, 1.865%, 05/25/2019	$4,463,181	$10,841
Series KAIV, Class X1 IO, 1.273%, 06/25/2021	29,912,766	690,886
Series KS01, Class X1 IO, 1.450%, 01/25/2023	6,683,218	241,363
Series T-41, Class 3A, 5.508%, 07/25/2032 (K)	63,101	67,247
Federal National Mortgage Association
Series 2001-50, Class BA, 7.000%, 10/25/2041	10,121	11,224
Series 2010-15, Class KA, 4.000%, 03/25/2039	266,281	267,813
Series 2011-41, Class KA, 4.000%, 01/25/2041	385,943	393,252
Series 2011-86, Class NA, 4.000%, 01/25/2041	632,872	637,676
Series 2012-137, Class WI IO, 3.500%, 12/25/2032	2,165,605	322,228
Series 2012-21, Class PA, 2.000%, 03/25/2041	2,998,204	2,915,649
Series 2012-38, Class PA, 2.000%, 09/25/2041	1,021,999	987,292
Series 2012-M5, Class X IO, 0.629%, 02/25/2022	15,373,474	206,729
Series 2002-W3, Class A5, 7.500%, 11/25/2041	77,555	89,050
Government National Mortgage Association
Series 2008-90, Class IO, 1.875%, 12/16/2050	2,661,971	491,268
Series 2010-147, Class SA IO, 3.700%, 05/20/2040	1,839,805	170,018
Series 2010-85, Class SB IO, 4.145%, 03/16/2040	1,935,690	240,765
Series 2012-114, Class IO, 0.765%, 01/16/2053	788,382	39,899
Series 2012-120, Class IO, 0.779%, 02/16/2053	9,299,134	449,784
Series 2012-70, Class IO, 0.454%, 08/16/2052	5,798,356	97,986
Series 2015-41, Class IO, 0.671%, 09/16/2056	10,579,532	518,205
Series 2016-174, Class IO, 0.900%, 11/16/2056	2,720,388	207,210
Series 2017-109, Class IO, 0.611%, 04/16/2057	3,513,654	193,451
Series 2017-124, Class IO, 0.706%, 01/16/2059	4,364,397	284,080
Series 2017-135, Class IO, 0.839%, 10/16/2058	2,833,616	193,751
Series 2017-140, Class IO, 0.609%, 02/16/2059	2,543,003	152,875
Series 2017-159, Class IO, 0.545%, 06/16/2059	3,262,306	181,329
Series 2017-169, Class IO, 0.733%, 01/16/2060	5,118,164	338,358
Series 2017-20, Class IO, 0.748%, 12/16/2058	5,528,943	337,585
Series 2017-22, Class IO, 1.022%, 12/16/2057	1,906,121	169,224

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-3, Class IO, 0.908%, 09/16/2058	$5,113,515	$383,521
Series 2017-41, Class IO, 0.791%, 07/16/2058	1,958,217	137,025
Series 2017-46, Class IO, 0.620%, 11/16/2057	4,114,451	244,515
Series 2017-61, Class IO, 0.768%, 05/16/2059	2,508,998	187,384
Series 2018-081, Class IO, 0.448%, 01/16/2060	5,794,218	307,488
Series 2018-35, Class IO, 0.524%, 03/16/2060	4,225,249	239,553
Series 2018-43, Class IO, 0.577%, 05/16/2060	6,543,667	378,545
Series 2018-69, Class IO, 0.535%, 04/16/2060	2,900,902	178,530
Series 2018-9, Class IO, 0.558%, 01/16/2060	3,097,377	177,089
		17,889,363
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $69,675,207)		$68,060,753
ASSET BACKED SECURITIES – 12.1%
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) 2.576%, 06/22/2037 (B)	250,000	242,365
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) 2.889%, 08/25/2037 (B)	877,596	859,947
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) 2.989%, 05/25/2036 (B)	381,021	375,609
Ally Auto Receivables Trust Series 2017-4, Class A4 1.960%, 07/15/2022	435,000	428,633
Ally Master Owner Trust Series 2018-1, Class A2 2.700%, 01/17/2023	1,235,000	1,225,743
Americredit Automobile Receivables Trust
Series 2018-2, Class C 3.590%, 06/18/2024	265,000	267,173
Series 2018-3, Class C 3.740%, 10/18/2024	211,000	214,235
Ameriquest Mortgage Securities, Inc. Series 2005-R10, Class M1 (1 month LIBOR + 0.410%) 2.725%, 01/25/2036 (B)	515,699	515,160
Amresco Residential Securities Corp. Mortgage Loan Trust Series 1998-1, Class A6 6.510%, 08/25/2027 (K)	271	280
Applebee's Funding LLC Series 2014-1, Class A2 4.277%, 09/05/2044 (C)	755,438	753,522
Arby's Funding LLC Series 2015-1A, Class A2 4.969%, 10/30/2045 (C)	528,650	539,234
ARL First LLC Series 2012-1A, Class A2 3.810%, 12/15/2042 (C)	900,000	909,662
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
BA Credit Card Trust
Series 2016-A1, Class A (1 month LIBOR + 0.390%) 2.845%, 10/15/2021 (B)	$2,175,000	$2,176,407
Series 2017-A1, Class A1 1.950%, 08/15/2022	5,465,000	5,399,874
BMW Vehicle Owner Trust Series 2018-A, Class A3 2.350%, 04/25/2022	580,000	575,885
Business Loan Express SBA Loan Trust Series 2005-1A, Class A (1 month LIBOR + 0.300%) 2.615%, 06/27/2033 (B)(C)	374,127	356,413
Capital One Multi-Asset Execution Trust
Series 2015-A8, Class A8 2.050%, 08/15/2023	3,500,000	3,448,481
Series 2016-A7, Class A7 (1 month LIBOR + 0.510%) 2.965%, 09/16/2024 (B)	3,123,000	3,136,212
CarMax Auto Owner Trust
Series 2016-2, Class A4 1.680%, 09/15/2021	235,000	231,362
Series 2018-1, Class A3 2.480%, 11/15/2022	370,000	367,232
Centex Home Equity Loan Trust Series 2005-A, Class M4 (1 month LIBOR + 1.200%) 3.515%, 01/25/2035 (B)	156,736	144,619
Chase Issuance Trust Series 2016-A3, Class A3 (1 month LIBOR + 0.550%) 3.005%, 06/15/2023 (B)	4,500,000	4,522,169
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3 1.920%, 04/07/2022	3,000,000	2,961,794
Series 2017-A7, Class A7 (1 month LIBOR + 0.370%) 2.757%, 08/08/2024 (B)	3,000,000	2,990,716
Series 2018-A1, Class A1 2.490%, 01/20/2023	1,335,000	1,324,168
CLI Funding LLC Series 2018-1A, Class A 4.030%, 04/18/2043 (C)	549,181	555,534
CNH Equipment Trust
Series 2017-C, Class A3 2.080%, 02/15/2023	390,000	384,980
Series 2018-B, Class A3 3.190%, 11/15/2023	585,000	587,381
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (C)	517,125	522,648
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) 2.644%, 03/28/2035 (B)	310,000	298,565
Conseco Finance Corp. Series 1996-10, Class M1 7.240%, 11/15/2028 (K)	269,504	283,878
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5 8.100%, 08/15/2025	7,012	4,378
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1 6.250%, 10/25/2036 (C)	2,560,000	2,565,945

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Cronos Containers Program I, Ltd. Series 2013-1A, Class A 3.080%, 04/18/2028 (C)	$780,000	$772,811
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B 4.636%, 02/25/2035	75,770	75,330
DB Master Finance LLC
Series 2015-1A, Class A2II 3.980%, 02/20/2045 (C)	543,813	551,393
Series 2017-1A, Class A2I 3.629%, 11/20/2047 (C)	212,850	205,660
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (C)	227,700	219,931
Discover Card Execution Note Trust Series 2017-A6, Class A6 1.880%, 02/15/2023	1,600,000	1,574,143
DLL LLC Series 2018-ST2, Class A3 3.460%, 01/20/2022 (C)	370,000	372,104
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (C)	612,250	599,864
Series 2017-1A, Class A2II 3.082%, 07/25/2047 (C)	987,500	962,121
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (C)	693,550	720,141
Enterprise Fleet Financing LLC Series 2018-3, Class A2 3.380%, 05/20/2024 (C)	487,000	488,500
Equity One ABS, Inc.
Series 2004-1, Class M2 5.615%, 04/25/2034	94,977	92,848
Series 2004-1, Class M3 5.760%, 04/25/2034	222,219	212,581
Evergreen Credit Card Trust Series 2018-1, Class A 2.950%, 03/15/2023 (C)	675,000	674,408
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, 04/30/2047 (C)	197,000	198,560
Ford Credit Auto Owner Trust
Series 2017-B, Class A4 1.870%, 09/15/2022	172,000	168,353
Series 2017-C, Class A4 2.160%, 03/15/2023	410,000	402,734
Series 2018-B, Class A3 3.240%, 04/15/2023	525,000	527,725
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1 2.160%, 09/15/2022	685,000	674,863
Series 2018-3, Class A1 3.520%, 10/15/2023	925,000	935,555
FRS I LLC Series 2013-1A, Class B 3.960%, 04/15/2043 (C)	897,117	894,143
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) 2.877%, 08/25/2044 (B)	1,352,000	1,330,052
Golden Credit Card Trust Series 2018-1A, Class A 2.620%, 01/15/2023 (C)	710,000	706,305
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GSRPM Mortgage Loan Trust Series 2006-1, Class A1 (1 month LIBOR + 0.300%) 2.615%, 03/25/2035 (B)(C)	$338,603	$336,614
Hilton Grand Vacations Trust
Series 2017-AA, Class A 2.660%, 12/26/2028 (C)	349,608	345,987
Series 2018-AA, Class A 3.540%, 02/25/2032 (C)	162,911	163,392
Honda Auto Receivables Owner Trust
Series 2017-2, Class A4 1.870%, 09/15/2023	185,000	181,777
Series 2017-3, Class A4 1.980%, 11/20/2023	225,000	221,095
Series 2018-2, Class A3 3.010%, 05/18/2022	336,000	336,341
Series 2018-3, Class A3 2.950%, 08/22/2022	260,000	260,166
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 2.810%, 04/15/2021 (C)	495,000	493,256
Hyundai Auto Receivables Trust Series 2018-B, Class A3 3.200%, 12/15/2022	329,000	330,848
InSite Issuer LLC
Series 2016-1A, Class A 2.883%, 11/15/2046 (C)	750,000	727,539
Series 2016-1A, Class B 4.557%, 11/15/2046 (C)	500,000	496,163
John Deere Owner Trust Series 2018-A, Class A3 2.660%, 04/18/2022	235,000	234,244
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) 2.749%, 10/27/2042 (B)	247,937	241,851
Long Beach Mortgage Loan Trust Series 2004-1, Class M3 (1 month LIBOR + 1.050%) 3.365%, 02/25/2034 (B)	70,236	69,721
Mill City Mortgage Loan Trust Series 2018-3, Class A1 3.500%, 08/25/2058 (C)(K)	254,419	252,303
MMAF Equipment Finance LLC Series 2017-B, Class A3 2.210%, 10/17/2022 (C)	522,000	513,935
MVW Owner Trust
Series 2014-1A, Class A 2.250%, 09/22/2031 (C)	82,892	81,562
Series 2015-1A, Class A 2.520%, 12/20/2032 (C)	52,106	51,311
Series 2018-1A, Class A 3.450%, 01/21/2036 (C)	494,229	498,830
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (C)	653,634	664,231
Nelnet Student Loan Trust Series 2006-1, Class A3 (3 month LIBOR + 0.450%) 3.103%, 08/23/2036 (B)(C)	865,000	843,586
New Residential Mortgage LLC
Series 2018-FNT1, Class A 3.610%, 05/25/2023 (C)	381,382	382,556
Series 2018-FNT2, Class A 3.790%, 07/25/2054 (C)	234,795	236,719

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 2.540%, 04/18/2022 (C)	$498,000	$494,674
Series 2018-1A, Class A2 3.220%, 02/15/2023 (C)	175,000	174,385
Series 2018-2A, Class A2 3.690%, 10/16/2023 (C)	350,000	352,710
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A4 1.540%, 10/17/2022	150,000	147,391
Series 2017-B, Class A4 1.950%, 10/16/2023	500,000	491,551
Series 2018-C, Class A3 3.220%, 06/15/2023	793,000	798,606
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (C)	136,667	135,781
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (C)	538,947	538,044
Option One Mortgage Loan Trust Series 2004-1, Class M1 (1 month LIBOR + 0.900%) 3.215%, 01/25/2034 (B)	325,139	321,118
PFS Financing Corp. Series 2018-B, Class A 2.890%, 02/15/2023 (C)	485,000	480,987
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 4.934%, 08/25/2035	262,737	266,847
Santander Drive Auto Receivables Trust
Series 2018-2, Class C 3.350%, 07/17/2023	265,000	265,260
Series 2018-3, Class C 3.510%, 08/15/2023	620,000	620,434
Sierra Timeshare Receivables Funding LLC Series 2018-2A, Class A 3.500%, 06/20/2035 (C)	227,740	229,866
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) 3.078%, 06/15/2039 (B)	167,986	162,944
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.750%, 07/15/2027 (C)	251,727	249,168
SoFi Professional Loan Program LLC Series 2017-E, Class A2A 1.860%, 11/26/2040 (C)	221,745	218,947
Sonic Capital LLC Series 2016-1A, Class A2 4.472%, 05/20/2046 (C)	98,451	99,890
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) 2.699%, 10/28/2037 (B)(C)	1,183,856	1,171,131
Taco Bell Funding LLC
Series 2016-1A, Class A2II 4.377%, 05/25/2046 (C)	689,500	695,250
Series 2018-1A, Class A2I 4.318%, 11/25/2048 (C)	633,000	640,811
TAL Advantage V LLC Series 2014-1A, Class A 3.510%, 02/22/2039 (C)	462,417	459,870
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A 4.110%, 07/20/2043 (C)	324,950	327,792
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2015-1, Class A5 3.768%, 10/25/2053 (C)(K)	$170,000	$173,927
Series 2015-2, Class 1M2 3.685%, 11/25/2060 (C)(K)	310,000	314,033
Series 2015-6, Class M2 3.750%, 04/25/2055 (C)(K)	1,000,000	983,870
Series 2016-5, Class A1 2.500%, 10/25/2056 (C)(K)	341,841	331,368
Series 2017-1, Class A1 2.750%, 10/25/2056 (C)(K)	187,460	183,350
Series 2017-2, Class A1 2.750%, 04/25/2057 (C)(K)	144,481	141,288
Series 2018-1, Class A1 3.000%, 01/25/2058 (C)(K)	258,962	254,180
Series 2018-3, Class A1 3.750%, 05/25/2058 (C)(K)	374,761	374,378
Series 2018-4, Class A1 3.000%, 06/25/2058 (C)(K)	593,431	576,689
Series 2018-5, Class A1A 3.250%, 07/25/2058 (C)(K)	162,427	160,406
Series 2018-6, Class A1A 3.750%, 03/25/2058 (C)(K)	930,992	931,268
Toyota Auto Receivables Owner Trust
Series 2017-C, Class A4 1.980%, 12/15/2022	455,000	445,868
Series 2018-A, Class A3 2.350%, 05/16/2022	450,000	445,682
Series 2018-C, Class A3 3.020%, 12/15/2022	690,000	691,118
Triton Container Finance V LLC Series 2018-1A, Class A 3.950%, 03/20/2043 (C)	309,875	311,249
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 4.072%, 02/16/2043 (C)	267,750	268,168
VB-S1 Issuer LLC
Series 2016-1A, Class D 4.459%, 06/15/2046 (C)	500,000	499,487
Series 2016-1A, Class F 6.901%, 06/15/2046 (C)	250,000	259,323
Verizon Owner Trust Series 2016-1A, Class A 1.420%, 01/20/2021 (C)	739,330	735,711
Volvo Financial Equipment LLC Series 2018-1A, Class A3 2.540%, 02/15/2022 (C)	630,000	625,224
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (C)	362,390	353,927
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) 2.730%, 04/25/2040 (B)(C)	88,233	84,382
Wendy's Funding LLC Series 2015-1A, Class A2II 4.080%, 06/15/2045 (C)	580,500	580,117
Westgate Resorts LLC
Series 2014-1A, Class A 2.150%, 12/20/2026 (C)	205,335	204,940
Series 2014-1A, Class B 3.250%, 12/20/2026 (C)	132,548	132,286
Series 2015-2A, Class B 4.000%, 07/20/2028 (C)	247,167	246,369
Series 2016-1A, Class A 3.500%, 12/20/2028 (C)	156,656	156,363

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Westgate Resorts LLC (continued)
Series 2017-1A, Class A 3.050%, 12/20/2030 (C)	$263,738	$261,934
World Omni Auto Receivables Trust
Series 2017-B, Class A3 1.950%, 02/15/2023	215,000	210,999
Series 2018-A, Class A3 2.500%, 04/17/2023	585,000	580,809
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3 3.190%, 12/15/2021	480,000	482,705
TOTAL ASSET BACKED SECURITIES (Cost $82,052,906)		$81,839,231
PREFERRED SECURITIES – 0.2%
Consumer staples – 0.0%
Ocean Spray Cranberries, Inc., 6.250% (C)	2,216	187,252
Financials – 0.1%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.401% (B)	12,857	325,925
Wells Fargo & Company, Series L, 7.500%	55	69,408
		395,333
Utilities – 0.1%
Dominion Energy, Inc., 6.750%	7,495	358,786
DTE Energy Company, 6.500%	3,610	186,493
		545,279
TOTAL PREFERRED SECURITIES (Cost $1,175,339)		$1,127,864
SECURITIES LENDING COLLATERAL – 0.6%
John Hancock Collateral Trust, 2.4078% (L)(M)	399,399	3,995,263
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,994,946)		$3,995,263
SHORT-TERM INVESTMENTS – 10.8%
U.S. Government Agency – 0.7%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$1,023,000	1,023,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	3,836,000	3,836,000
		4,859,000
Money market funds – 10.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (L)	68,133,644	68,133,644
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $328,024 on 1-2-19, collateralized by $340,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $338,869, including interest)	$328,000	328,000
TOTAL SHORT-TERM INVESTMENTS (Cost $73,320,358)		$73,320,644
Total Investments (Active Bond Trust) (Cost $766,184,151) – 112.0%		$759,740,489
Other assets and liabilities, net – (12.0%)		(81,366,052)
TOTAL NET ASSETS – 100.0%		$678,374,437
Currency Abbreviations
ARS	Argentine Peso
Active Bond Trust (continued)
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $123,918,531 or 18.3% of the fund's net assets as of 12-31-18.
(D)	Non-income producing security.
(E)	All or a portion of this security is on loan as of 12-31-18.
(F)	Non-income producing - Issuer is in default.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(H)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(K)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(L)	The rate shown is the annualized seven-day yield as of 12-31-18.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Core Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 54.7%
U.S. Government – 25.3%
U.S. Treasury Bonds
2.500%, 02/15/2046 to 05/15/2046	$11,370,000	$10,280,138
2.750%, 08/15/2047 to 11/15/2047	19,267,000	18,266,632
2.875%, 11/15/2046	2,226,000	2,168,257
3.000%, 02/15/2047 to 08/15/2048	5,553,000	5,538,226
3.125%, 05/15/2048	12,658,000	12,920,543
3.375%, 11/15/2048	4,271,000	4,574,960
3.750%, 11/15/2043	2,162,000	2,445,990
U.S. Treasury Notes
1.375%, 09/30/2023	2,255,000	2,140,846
1.625%, 07/31/2020 to 08/31/2022	6,306,000	6,116,957
1.750%, 05/15/2022	10,284,000	10,042,454

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.875%, 01/31/2022	$12,654,000	$12,428,201
2.000%, 10/31/2022 to 11/15/2026	19,122,000	18,674,220
2.625%, 07/15/2021 to 12/31/2023	28,581,000	28,706,821
2.750%, 11/30/2020 to 02/15/2028	49,349,000	49,677,112
2.875%, 10/15/2021 to 08/15/2028	57,782,000	58,583,970
2.875%, 11/30/2023 (A)	4,313,000	4,387,877
3.125%, 11/15/2028	20,829,000	21,619,554
		268,572,758
U.S. Government Agency – 29.4%
Federal Home Loan Mortgage Corp.
2.801%, (12 month LIBOR + 1.640%), 01/01/2047 (B)	1,033,852	1,024,537
3.500%, 12/01/2047 to 03/01/2048	4,752,676	4,755,764
3.859%, (12 month LIBOR + 1.640%), 07/01/2048 (B)	612,920	623,947
4.000%, 04/01/2034 to 11/01/2048	46,950,497	47,947,307
4.500%, 06/01/2039 to 11/01/2048	8,659,990	8,967,321
5.000%, 06/01/2044 to 06/01/2048	1,146,207	1,220,519
Federal National Mortgage Association
2.947%, (12 month LIBOR + 1.599%), 08/01/2047 (B)	858,001	854,971
3.000%, 11/01/2046	1,673,630	1,651,086
3.136%, (12 month LIBOR + 1.620%), 03/01/2047 (B)	1,454,768	1,461,048
3.500%, 09/01/2033 to 09/01/2052	48,336,800	48,704,110
3.729%, (12 month LIBOR + 1.620%), 08/01/2048 (B)	1,175,944	1,199,139
3.742%, (12 month LIBOR + 1.620%), 07/01/2048 (B)	1,085,732	1,106,307
3.751%, (12 month LIBOR + 1.620%), 08/01/2048 (B)	582,081	592,879
3.855%, (12 month LIBOR + 1.620%), 10/01/2048 (B)	950,786	977,397
4.000%, TBA (C)	1,300,000	1,325,139
4.000%, 07/01/2033 to 10/01/2048	62,449,474	64,027,117
4.500%, TBA (C)	2,500,000	2,588,015
4.500%, 05/01/2034 to 11/01/2048	17,714,030	18,408,473
5.000%, 07/01/2044 to 08/01/2056	11,517,416	12,216,289
Government National Mortgage Association
3.500%, 09/20/2045 to 01/20/2048	17,272,421	17,419,800
4.000%, 03/20/2048 to 04/20/2048	2,417,345	2,479,401
4.500%, 10/20/2048 to 12/20/2048	12,575,643	13,021,215
5.000%, TBA (C)	23,993,000	24,944,349
5.000%, 12/20/2039 to 12/20/2048	19,893,533	20,735,298
5.000%, 03/20/2048 to 01/20/2049 (C)	14,358,904	14,975,413
		313,226,841
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $580,173,788)		$581,799,599
FOREIGN GOVERNMENT OBLIGATIONS – 0.9%
Colombia – 0.1%
Republic of Colombia
4.500%, 03/15/2029	700,000	691,950
5.000%, 06/15/2045	401,000	381,752
		1,073,702
Indonesia – 0.3%
Republic of Indonesia
2.950%, 01/11/2023	1,408,000	1,346,148
4.450%, 02/11/2024	550,000	552,853
4.750%, 02/11/2029	732,000	743,110
		2,642,111
Core Bond Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico – 0.3%
Government of Mexico
3.750%, 01/11/2028	$463,000	$433,373
4.600%, 02/10/2048 (A)	2,726,000	2,419,325
		2,852,698
Panama – 0.0%
Republic of Panama 4.500%, 04/16/2050	299,000	286,293
Paraguay – 0.1%
Republic of Paraguay 6.100%, 08/11/2044 (D)	966,000	996,188
South Korea – 0.1%
Export-Import Bank of Korea 3.000%, 11/01/2022	234,000	230,922
Republic of Korea
3.500%, 09/20/2028	715,000	720,051
3.875%, 09/20/2048	415,000	414,974
		1,365,947
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $9,229,627)		$9,216,939
CORPORATE BONDS – 24.4%
Communication services – 2.2%
21st Century Fox America, Inc. 4.950%, 10/15/2045	408,000	447,943
AT&T, Inc.
3.400%, 05/15/2025	819,000	769,872
4.100%, 02/15/2028	992,000	954,258
4.750%, 05/15/2046	194,000	172,664
5.150%, 02/15/2050	1,278,000	1,185,507
5.250%, 03/01/2037	765,000	752,025
5.450%, 03/01/2047	481,000	470,380
Charter Communications Operating LLC
4.464%, 07/23/2022	394,000	397,766
5.375%, 04/01/2038 to 05/01/2047	624,000	574,811
5.750%, 04/01/2048	1,050,000	984,424
Comcast Corp.
3.300%, 10/01/2020	2,284,000	2,292,315
3.450%, 10/01/2021	1,836,000	1,854,535
3.700%, 04/15/2024	1,591,000	1,600,600
3.950%, 10/15/2025	1,122,000	1,135,796
4.000%, 03/01/2048	611,000	557,574
4.150%, 10/15/2028	918,000	932,739
4.600%, 10/15/2038	856,000	865,345
4.950%, 10/15/2058	899,000	915,380
Telefonica Emisiones SA 5.213%, 03/08/2047	365,000	334,537
The Walt Disney Company 4.125%, 06/01/2044	204,000	202,342
Time Warner Cable LLC 6.550%, 05/01/2037	285,000	292,755
Verizon Communications, Inc.
4.125%, 08/15/2046	1,186,000	1,047,827
4.150%, 03/15/2024	402,000	410,598
4.272%, 01/15/2036	385,000	360,696
4.329%, 09/21/2028	669,000	672,164
4.400%, 11/01/2034	873,000	842,225
4.672%, 03/15/2055	204,000	187,609
5.500%, 03/16/2047	595,000	633,555
Vodafone Group PLC 3.750%, 01/16/2024	777,000	765,783
Warner Media LLC
3.800%, 02/15/2027	327,000	306,990
5.350%, 12/15/2043	201,000	193,972

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Warner Media LLC (continued)
5.375%, 10/15/2041	$322,000	$310,479
		23,425,466
Consumer discretionary – 0.8%
Amazon.com, Inc. 2.800%, 08/22/2024	763,000	741,546
Ford Motor Company 5.291%, 12/08/2046	400,000	328,774
Ford Motor Credit Company LLC
3.815%, 11/02/2027	507,000	428,003
4.140%, 02/15/2023	235,000	223,357
General Motors Company
5.000%, 10/01/2028	204,000	193,408
5.150%, 04/01/2038	387,000	330,958
5.950%, 04/01/2049	1,276,000	1,151,929
GLP Capital LP 5.300%, 01/15/2029	804,000	786,336
Starbucks Corp.
3.800%, 08/15/2025	2,217,000	2,193,427
4.000%, 11/15/2028	936,000	925,063
Volkswagen Group of America Finance LLC 4.750%, 11/13/2028 (D)	1,489,000	1,442,967
		8,745,768
Consumer staples – 2.4%
Alimentation Couche-Tard, Inc. 4.500%, 07/26/2047 (D)	72,000	66,005
Anheuser-Busch Companies LLC 4.900%, 02/01/2046 (D)	1,060,000	984,284
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 01/12/2024	2,415,000	2,359,435
BAT Capital Corp.
2.297%, 08/14/2020	618,000	603,273
2.764%, 08/15/2022	372,000	351,382
4.540%, 08/15/2047	255,000	203,251
Church & Dwight Company, Inc.
2.450%, 08/01/2022	310,000	299,587
3.150%, 08/01/2027	511,000	480,945
3.950%, 08/01/2047	152,000	138,466
Constellation Brands, Inc.
3.200%, 02/15/2023	195,000	189,082
3.600%, 02/15/2028	1,026,000	945,444
4.400%, 11/15/2025	61,000	61,148
4.500%, 05/09/2047	73,000	66,719
4.650%, 11/15/2028	688,000	685,589
5.250%, 11/15/2048	664,000	667,186
Costco Wholesale Corp.
2.750%, 05/18/2024	884,000	859,772
3.000%, 05/18/2027	1,378,000	1,329,951
Danone SA 2.947%, 11/02/2026 (D)	2,443,000	2,230,174
Kraft Heinz Foods Company
2.800%, 07/02/2020	1,219,000	1,208,241
4.375%, 06/01/2046	839,000	692,086
5.200%, 07/15/2045	141,000	129,000
Nestle Holdings, Inc.
3.100%, 09/24/2021 (D)	1,402,000	1,410,063
3.350%, 09/24/2023 (D)	1,696,000	1,712,681
3.500%, 09/24/2025 (D)	878,000	882,332
3.625%, 09/24/2028 (D)	1,081,000	1,088,802
3.900%, 09/24/2038 (D)	483,000	469,030
4.000%, 09/24/2048 (D)	555,000	545,130
Reynolds American, Inc. 5.850%, 08/15/2045	785,000	730,123
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Walmart, Inc.
3.400%, 06/26/2023	$1,085,000	$1,096,114
3.700%, 06/26/2028	2,924,000	2,968,394
4.050%, 06/29/2048	205,000	204,566
		25,658,255
Energy – 2.9%
Anadarko Petroleum Corp. 4.850%, 03/15/2021	364,000	372,680
Andeavor Logistics LP 3.500%, 12/01/2022	466,000	451,005
BP Capital Markets America, Inc.
3.796%, 09/21/2025	1,223,000	1,229,442
3.937%, 09/21/2028	3,033,000	3,045,317
Cenovus Energy, Inc. 4.250%, 04/15/2027	42,000	38,275
Cimarex Energy Company 4.375%, 06/01/2024	1,403,000	1,395,088
Ecopetrol SA 5.875%, 05/28/2045	276,000	260,210
Enbridge Energy Partners LP 7.375%, 10/15/2045	226,000	280,243
Enbridge, Inc. 2.900%, 07/15/2022	832,000	805,138
Encana Corp.
6.500%, 02/01/2038	628,000	681,548
6.625%, 08/15/2037	377,000	402,546
Energy Transfer LP 5.500%, 06/01/2027	955,000	931,125
Energy Transfer Operating LP
6.125%, 12/15/2045	695,000	680,467
6.500%, 02/01/2042	219,000	218,818
Enterprise Products Operating LLC 3.500%, 02/01/2022	1,347,000	1,350,509
Hess Corp. 5.800%, 04/01/2047	341,000	306,638
HollyFrontier Corp. 5.875%, 04/01/2026	529,000	535,007
Kinder Morgan Energy Partners LP 4.250%, 09/01/2024	310,000	308,726
Kinder Morgan, Inc.
5.000%, 02/15/2021 (D)	1,243,000	1,273,243
5.550%, 06/01/2045	491,000	486,862
Marathon Petroleum Corp. 4.750%, 09/15/2044	440,000	388,397
MPLX LP
4.125%, 03/01/2027	603,000	574,431
4.700%, 04/15/2048	188,000	163,109
5.200%, 03/01/2047	402,000	370,503
5.500%, 02/15/2049	542,000	527,884
Newfield Exploration Company
5.625%, 07/01/2024	1,529,000	1,548,113
5.750%, 01/30/2022	279,000	281,790
Northwest Pipeline LLC 4.000%, 04/01/2027	1,067,000	1,037,653
Petroleos Mexicanos
2.378%, 04/15/2025	893,750	882,284
2.460%, 12/15/2025	2,268,700	2,244,986
6.350%, 02/12/2048	402,000	320,201
6.500%, 03/13/2027 to 01/23/2029	1,266,000	1,185,443
6.750%, 09/21/2047	469,000	387,811
Schlumberger Finance Canada, Ltd. 2.650%, 11/20/2022 (D)	1,618,000	1,570,178
Schlumberger Holdings Corp. 4.000%, 12/21/2025 (D)	1,121,000	1,106,993

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Shell International Finance BV 3.500%, 11/13/2023	$1,249,000	$1,262,851
The Williams Companies, Inc.
4.550%, 06/24/2024	499,000	503,810
5.400%, 03/04/2044	405,000	386,474
5.750%, 06/24/2044	242,000	243,502
TransCanada PipeLines, Ltd. 5.100%, 03/15/2049	977,000	971,313
		31,010,613
Financials – 6.0%
AIB Group PLC 4.750%, 10/12/2023 (D)	1,789,000	1,771,184
American International Group, Inc.
4.200%, 04/01/2028	625,000	603,368
4.375%, 01/15/2055	313,000	260,219
4.500%, 07/16/2044	338,000	301,803
6.250%, 05/01/2036	375,000	408,591
Aon PLC 3.875%, 12/15/2025	687,000	678,257
Banco Santander SA
3.800%, 02/23/2028	800,000	711,996
4.379%, 04/12/2028	1,000,000	934,271
Bank of America Corp.
3.248%, 10/21/2027	973,000	899,779
3.300%, 01/11/2023	1,120,000	1,102,980
4.000%, 04/01/2024	1,015,000	1,020,554
4.450%, 03/03/2026	631,000	624,324
Bank of America Corp. (3.593% to 7-21-27, then 3 month LIBOR + 1.370%) 07/21/2028	392,000	371,952
Bank of America Corp. (3.705% to 4-24-27, then 3 month LIBOR + 1.512%) 04/24/2028	1,507,000	1,446,415
Bank of America Corp. (3.864% to 7-23-23, then 3 month LIBOR + 0.940%) 07/23/2024	3,619,000	3,610,155
Bank of Ireland Group PLC 4.500%, 11/25/2023 (D)	1,130,000	1,105,124
Banque Federative du Credit Mutuel SA 3.750%, 07/20/2023 (D)	1,358,000	1,355,441
Barclays PLC (4.610% to 2-15-22, then 3 month LIBOR + 1.400%) 02/15/2023	1,577,000	1,563,624
BNP Paribas SA 3.500%, 03/01/2023 (D)	2,045,000	1,982,539
Brighthouse Financial, Inc. 3.700%, 06/22/2027	419,000	354,238
Capital One Financial Corp.
2.400%, 10/30/2020	762,000	745,869
3.200%, 01/30/2023	449,000	436,907
3.800%, 01/31/2028	1,006,000	930,255
4.250%, 04/30/2025	945,000	938,399
Capital One NA 2.650%, 08/08/2022	731,000	701,947
Citigroup, Inc.
3.200%, 10/21/2026	1,311,000	1,210,708
4.450%, 09/29/2027	1,668,000	1,608,358
Citigroup, Inc. (3.668% to 7-24-27, then 3 month LIBOR + 1.390%) 07/24/2028	446,000	421,564
Citigroup, Inc. (4.044% to 6-1-23, then 3 month LIBOR + 1.023%) 06/01/2024	1,216,000	1,220,652
Citigroup, Inc. (4.075% to 4-23-28, then 3 month LIBOR + 1.192%) 04/23/2029	395,000	385,495
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Comerica, Inc. 3.700%, 07/31/2023	$1,881,000	$1,879,836
Danske Bank A/S 3.875%, 09/12/2023 (D)	980,000	943,360
Enel Finance International NV
4.250%, 09/14/2023 (D)	1,136,000	1,110,695
4.875%, 06/14/2029 (D)	600,000	572,721
Intesa Sanpaolo SpA
3.875%, 07/14/2027 to 01/12/2028 (D)	2,786,000	2,390,182
4.375%, 01/12/2048 (D)	558,000	420,691
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) 06/18/2022	409,000	409,910
JPMorgan Chase & Co. (3.797% to 7-23-23, then 3 month LIBOR + 0.890%) 07/23/2024	1,201,000	1,203,093
JPMorgan Chase & Co. (4.023% to 12-5-23, then 3 month LIBOR + 1.000%) 12/05/2024	4,785,000	4,825,437
JPMorgan Chase & Co. (4.452% to 12-5-28, then 3 month LIBOR + 1.330%) 12/05/2029	810,000	824,402
KeyCorp 4.150%, 10/29/2025	331,000	336,369
Lazard Group LLC 4.500%, 09/19/2028	971,000	971,776
Liberty Mutual Group, Inc. 4.250%, 06/15/2023 (D)	405,000	408,303
Lloyds Banking Group PLC
4.050%, 08/16/2023	1,201,000	1,186,423
4.344%, 01/09/2048	317,000	250,217
4.375%, 03/22/2028	895,000	849,571
MetLife, Inc. 4.600%, 05/13/2046	502,000	501,141
Morgan Stanley
2.625%, 11/17/2021	1,110,000	1,083,341
2.750%, 05/19/2022	5,000	4,864
Prudential Financial, Inc. 4.600%, 05/15/2044	201,000	200,210
Santander Holdings USA, Inc. 4.450%, 12/03/2021	2,496,000	2,539,133
Santander UK Holdings PLC (4.796% to 11-15-23, then 3 month LIBOR + 1.570%) 11/15/2024	1,151,000	1,142,802
The Goldman Sachs Group, Inc. 3.500%, 11/16/2026	578,000	534,152
The Goldman Sachs Group, Inc. (2.876% to 10-31-21, then 3 month LIBOR + 0.821%) 10/31/2022	805,000	781,788
The Goldman Sachs Group, Inc. (4.017% to 10-31-37, then 3 month LIBOR + 1.373%) 10/31/2038	407,000	358,033
The Goldman Sachs Group, Inc. (4.223% to 5-1-28, then 3 month LIBOR + 1.301%) 05/01/2029	1,197,000	1,152,664
The Goldman Sachs Group, Inc. (4.411% to 4-23-38, then 3 month LIBOR + 1.430%) 04/23/2039	1,097,000	1,006,637
The Royal Bank of Scotland Group PLC (4.892% to 5-18-28, then 3 month LIBOR + 1.754%) 05/18/2029	840,000	802,283
The Royal Bank of Scotland Group PLC (5.076% to 1-27-29, then 3 month LIBOR + 1.905%) 01/27/2030	676,000	652,239

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Torchmark Corp. 4.550%, 09/15/2028	$1,223,000	$1,243,366
UBS Group Funding Switzerland AG 2.650%, 02/01/2022 (D)	1,243,000	1,203,017
Voya Financial, Inc.
3.125%, 07/15/2024	1,172,000	1,105,053
4.800%, 06/15/2046	193,000	184,072
Willis North America, Inc. 4.500%, 09/15/2028	1,266,000	1,256,841
		64,041,590
Health care – 3.1%
Abbott Laboratories
3.750%, 11/30/2026	739,000	730,221
4.900%, 11/30/2046	608,000	639,098
AbbVie, Inc.
2.500%, 05/14/2020	1,549,000	1,534,076
3.750%, 11/14/2023	888,000	883,453
4.250%, 11/14/2028	1,103,000	1,071,456
4.875%, 11/14/2048	940,000	878,192
Anthem, Inc. 2.950%, 12/01/2022	449,000	437,858
Becton, Dickinson and Company
2.404%, 06/05/2020	1,357,000	1,336,315
3.700%, 06/06/2027	676,000	639,075
3.734%, 12/15/2024	1,080,000	1,043,193
4.669%, 06/06/2047	282,000	265,595
4.685%, 12/15/2044	983,000	921,237
Boston Scientific Corp. 4.000%, 03/01/2028	203,000	197,155
Celgene Corp.
2.750%, 02/15/2023	1,450,000	1,387,370
2.875%, 02/19/2021	402,000	397,848
4.350%, 11/15/2047	253,000	213,339
4.550%, 02/20/2048	854,000	741,059
Cigna Corp.
3.400%, 09/17/2021 (D)	916,000	913,877
3.750%, 07/15/2023 (D)	1,562,000	1,556,702
4.375%, 10/15/2028 (D)	337,000	339,086
4.800%, 08/15/2038 (D)	89,000	88,252
4.900%, 12/15/2048 (D)	551,000	539,836
CVS Health Corp.
3.700%, 03/09/2023	2,038,000	2,016,067
4.000%, 12/05/2023	606,000	607,693
4.300%, 03/25/2028	2,018,000	1,976,001
4.780%, 03/25/2038	1,241,000	1,190,492
5.050%, 03/25/2048	837,000	815,156
Edwards Lifesciences Corp. 4.300%, 06/15/2028	1,346,000	1,361,657
GlaxoSmithKline Capital, Inc. 3.375%, 05/15/2023	2,005,000	2,012,520
Pfizer, Inc.
4.100%, 09/15/2038	142,000	142,469
4.200%, 09/15/2048	1,474,000	1,497,777
Sanofi
3.375%, 06/19/2023	1,471,000	1,478,060
3.625%, 06/19/2028	1,939,000	1,968,312
UnitedHealth Group, Inc.
3.500%, 02/15/2024	665,000	669,209
3.700%, 12/15/2025	443,000	447,634
		32,937,340
Industrials – 1.6%
Air Lease Corp.
3.625%, 04/01/2027 to 12/01/2027	1,936,000	1,720,734
4.625%, 10/01/2028	60,000	56,708
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Burlington Northern Santa Fe LLC 4.050%, 06/15/2048	$611,000	$589,715
Crowley Conro LLC 4.181%, 08/15/2043	580,000	603,522
CSX Corp.
4.250%, 03/15/2029	411,000	417,555
4.750%, 11/15/2048	493,000	500,065
Delta Air Lines, Inc.
3.800%, 04/19/2023	734,000	722,216
4.375%, 04/19/2028	279,000	267,524
ERAC USA Finance LLC 4.500%, 02/15/2045 (D)	74,000	69,710
FedEx Corp.
4.550%, 04/01/2046	443,000	403,162
4.950%, 10/17/2048	762,000	737,371
General Electric Company 5.875%, 01/14/2038	504,000	482,347
Northrop Grumman Corp.
2.080%, 10/15/2020	938,000	919,722
2.550%, 10/15/2022	1,316,000	1,274,615
2.930%, 01/15/2025	59,000	56,008
3.250%, 08/01/2023 to 01/15/2028	1,772,000	1,716,366
4.030%, 10/15/2047	382,000	347,935
The Boeing Company 3.550%, 03/01/2038	173,000	162,937
United Technologies Corp.
3.650%, 08/16/2023	1,559,000	1,552,793
4.125%, 11/16/2028	1,581,000	1,569,880
4.450%, 11/16/2038	760,000	738,056
4.625%, 11/16/2048	446,000	431,302
Valmont Industries, Inc.
5.000%, 10/01/2044	394,000	348,960
5.250%, 10/01/2054	390,000	348,917
Wabtec Corp.
4.150%, 03/15/2024	670,000	647,407
4.700%, 09/15/2028	888,000	833,315
		17,518,842
Information technology – 1.6%
Apple, Inc.
2.850%, 05/11/2024	764,000	745,028
3.200%, 05/13/2025 to 05/11/2027	1,754,000	1,698,447
4.250%, 02/09/2047	1,134,000	1,131,675
4.375%, 05/13/2045	377,000	383,400
4.500%, 02/23/2036	407,000	431,567
Fiserv, Inc.
3.800%, 10/01/2023	468,000	470,884
4.200%, 10/01/2028	933,000	931,708
Hewlett Packard Enterprise Company 6.350%, 10/15/2045	597,000	557,869
Microsoft Corp.
2.000%, 08/08/2023	1,013,000	973,898
3.300%, 02/06/2027	818,000	810,677
4.000%, 02/12/2055	324,000	318,712
4.100%, 02/06/2037	668,000	686,769
4.250%, 02/06/2047	906,000	952,475
4.500%, 02/06/2057	491,000	524,007
NXP BV
3.875%, 09/01/2022 (D)	832,000	798,720
4.625%, 06/01/2023 (D)	2,393,000	2,345,140
4.875%, 03/01/2024 (D)	681,000	683,990
5.350%, 03/01/2026 (D)	603,000	613,251
5.550%, 12/01/2028 (D)	564,000	577,841
Oracle Corp.
2.625%, 02/15/2023	551,000	537,626
2.950%, 11/15/2024	295,000	287,273

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Oracle Corp. (continued)
3.800%, 11/15/2037	$301,000	$281,812
		16,742,769
Materials – 1.0%
Avery Dennison Corp. 4.875%, 12/06/2028	819,000	826,726
Barrick North America Finance LLC 5.700%, 05/30/2041	486,000	512,946
CF Industries, Inc.
3.400%, 12/01/2021 (D)	1,234,000	1,209,905
4.500%, 12/01/2026 (D)	831,000	812,567
DowDuPont, Inc. 5.419%, 11/15/2048	452,000	470,222
Eastman Chemical Company 4.650%, 10/15/2044	251,000	224,709
Goldcorp, Inc. 5.450%, 06/09/2044	314,000	312,270
International Paper Company
4.350%, 08/15/2048	356,000	305,001
5.150%, 05/15/2046	1,060,000	996,422
Nucor Corp.
3.950%, 05/01/2028	265,000	261,339
4.400%, 05/01/2048	204,000	195,702
Southern Copper Corp.
3.875%, 04/23/2025	464,000	446,154
5.875%, 04/23/2045	494,000	505,299
7.500%, 07/27/2035	160,000	186,800
Suzano Austria GmbH 7.000%, 03/16/2047 (D)	302,000	309,852
Syngenta Finance NV 5.676%, 04/24/2048 (D)	500,000	413,817
The Dow Chemical Company
4.800%, 11/30/2028 (D)	533,000	542,635
5.550%, 11/30/2048 (D)	47,000	47,514
The Sherwin-Williams Company 2.750%, 06/01/2022	580,000	561,419
Vulcan Materials Company 4.500%, 06/15/2047	146,000	124,015
Westlake Chemical Corp. 3.600%, 08/15/2026	411,000	377,032
Westrock Company 4.900%, 03/15/2029 (D)	284,000	292,083
WRKCo, Inc. 4.000%, 03/15/2028 (D)	160,000	152,029
		10,086,458
Real estate – 0.9%
Boston Properties LP 4.500%, 12/01/2028	737,000	754,004
Mid-America Apartments LP
3.600%, 06/01/2027	400,000	385,078
3.750%, 06/15/2024	997,000	987,524
4.000%, 11/15/2025	511,000	509,329
4.300%, 10/15/2023	427,000	437,703
Public Storage
2.370%, 09/15/2022	1,109,000	1,071,019
3.094%, 09/15/2027	879,000	823,753
Regency Centers LP
3.600%, 02/01/2027	405,000	387,371
4.125%, 03/15/2028	276,000	272,670
SITE Centers Corp.
4.250%, 02/01/2026	181,000	177,693
4.625%, 07/15/2022	355,000	364,485
STORE Capital Corp. 4.500%, 03/15/2028	1,569,000	1,516,730
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Tanger Properties LP
3.750%, 12/01/2024	$494,000	$479,049
3.875%, 12/01/2023	544,000	535,849
Washington Prime Group LP 5.950%, 08/15/2024 (A)	385,000	337,743
		9,040,000
Utilities – 1.9%
Alliant Energy Finance LLC 4.250%, 06/15/2028 (D)	671,000	666,479
Ameren Illinois Company 4.500%, 03/15/2049	617,000	653,367
American Transmission Systems, Inc. 5.000%, 09/01/2044 (D)	221,000	236,358
Appalachian Power Company 3.300%, 06/01/2027	268,000	256,181
Dominion Energy Gas Holdings LLC 4.800%, 11/01/2043	57,000	57,425
Dominion Energy, Inc.
1.600%, 08/15/2019	770,000	761,438
2.000%, 08/15/2021	586,000	563,043
4.250%, 06/01/2028	759,000	761,998
Duke Energy Corp. 1.800%, 09/01/2021	879,000	841,303
Duquesne Light Holdings, Inc. 3.616%, 08/01/2027 (D)	1,266,000	1,192,668
Electricite de France SA
4.875%, 09/21/2038 (D)	695,000	635,937
5.000%, 09/21/2048 (D)	425,000	377,083
6.000%, 01/22/2114 (D)	256,000	249,764
Emera US Finance LP
3.550%, 06/15/2026	409,000	388,045
4.750%, 06/15/2046	499,000	480,423
FirstEnergy Corp. 4.850%, 07/15/2047	205,000	205,398
FirstEnergy Transmission LLC 5.450%, 07/15/2044 (D)	169,000	183,822
Indiana Michigan Power Company 4.550%, 03/15/2046	410,000	413,589
IPALCO Enterprises, Inc. 3.700%, 09/01/2024	1,116,000	1,086,342
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/2028 (D)	799,000	793,787
Mississippi Power Company 3.950%, 03/30/2028	1,021,000	1,008,185
Pacific Gas & Electric Company
2.950%, 03/01/2026	613,000	504,246
3.300%, 03/15/2027 to 12/01/2027	1,345,000	1,103,316
4.250%, 03/15/2046	205,000	159,481
4.750%, 02/15/2044	144,000	118,374
5.800%, 03/01/2037	64,000	59,369
6.050%, 03/01/2034	372,000	345,075
PPL Capital Funding, Inc. 3.100%, 05/15/2026	603,000	565,485
Sempra Energy
2.900%, 02/01/2023	450,000	437,240
4.000%, 02/01/2048	1,242,000	1,067,561
South Carolina Electric & Gas Company
4.250%, 08/15/2028	585,000	606,178
4.500%, 06/01/2064	115,000	106,471
Southern California Edison Company
3.500%, 10/01/2023	337,000	335,953
3.700%, 08/01/2025	482,000	481,013
4.125%, 03/01/2048	1,506,000	1,427,881

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Southwestern Electric Power Company
2.750%, 10/01/2026	$191,000	$175,776
3.850%, 02/01/2048	308,000	273,872
3.900%, 04/01/2045	268,000	241,633
Virginia Electric & Power Company 4.600%, 12/01/2048	355,000	370,802
		20,192,361
TOTAL CORPORATE BONDS (Cost $264,152,451)		$259,399,462
MUNICIPAL BONDS – 0.6%
County of Clark (Nevada) 6.820%, 07/01/2045	750,000	1,068,240
Los Angeles Community College District (California) 6.750%, 08/01/2049	1,100,000	1,590,457
North Texas Tollway Authority 6.718%, 01/01/2049	1,026,000	1,411,838
Port Authority of New York & New Jersey 4.458%, 10/01/2062	1,501,000	1,527,132
State of California 7.600%, 11/01/2040	330,000	480,549
State of Illinois, GO 5.100%, 06/01/2033	210,000	200,220
The Ohio State University 4.800%, 06/01/2111	464,000	508,280
TOTAL MUNICIPAL BONDS (Cost $6,650,285)		$6,786,716
COLLATERALIZED MORTGAGE OBLIGATIONS – 12.2%
Commercial and residential – 3.9%
Benchmark Mortgage Trust Series 2018-B1, Class ASB 3.602%, 01/15/2051 (E)	360,000	362,211
CD Mortgage Trust
Series 2016-CD1, Class A1, 1.443%, 08/10/2049	283,320	276,988
Series 2016-CD1, Class ASB, 2.622%, 08/10/2049	1,138,000	1,108,187
Series 2017-CD4, Class ASB, 3.317%, 05/10/2050	508,000	510,173
Series 2017-CD6, Class ASB, 3.332%, 11/13/2050	1,197,000	1,185,473
Series 2018-CD7, Class A4, 4.279%, 08/15/2051	187,000	195,214
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A1, 1.793%, 01/10/2048	425,071	419,373
Series 2016-C4, Class A4, 3.283%, 05/10/2058	575,000	561,618
Series 2016-C4, Class ASB, 3.091%, 05/10/2058	637,000	632,505
Series 2016-C7, Class A2, 3.585%, 12/10/2054	672,000	667,237
Series 2016-C7, Class A3, 3.839%, 12/10/2054	798,000	804,862
Series 2017-C8, Class A1, 1.965%, 06/15/2050	321,341	315,699
Series 2017-C8, Class ASB, 3.367%, 06/15/2050	529,000	530,768
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class AS 3.457%, 04/10/2048	281,000	279,516
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3, 2.822%, 10/15/2045	$526,373	$517,918
Series 2012-CR4, Class A2, 1.801%, 10/15/2045	147,924	143,155
Series 2013-CR10, Class A2, 2.972%, 08/10/2046	25,607	25,628
Series 2013-CR11, Class A1, 1.468%, 08/10/2050	11,475	11,465
Series 2013-CR12, Class A4, 4.046%, 10/10/2046	519,000	535,979
Series 2014-UBS4, Class AM, 3.968%, 08/10/2047	650,000	656,796
Series 2014-UBS6, Class A5, 3.644%, 12/10/2047	948,000	958,958
Series 2016-COR1, Class ASB, 2.972%, 10/10/2049	505,000	499,405
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class A3 4.228%, 05/10/2051	464,000	478,940
Commercial Mortgage Trust (Deutsche Bank AG) Series 2015-DC1, Class A5 3.350%, 02/10/2048	677,000	671,696
Commercial Mortgage Trust (Deutsche Bank AG/Jefferies & Company) Series 2014-UBS5, Class ASB 3.548%, 09/10/2047	358,000	362,304
Commercial Mortgage Trust (Deutsche Bank AG/UBS) Series 2014-UBS2, Class A5 3.961%, 03/10/2047	180,000	184,538
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.718%, 08/15/2048	678,000	684,761
Series 2015-C4, Class A4, 3.808%, 11/15/2048	1,219,000	1,235,488
Series 2016-C5, Class ASB, 3.533%, 11/15/2048	261,000	263,335
CSMC Trust Series 2016-NXSR, Class A4 3.795%, 12/15/2049 (E)	1,431,000	1,440,437
DBJPM Mortgage Trust Series 2017-C6, Class ASB 3.121%, 06/10/2050	298,000	292,194
GS Mortgage Securities Trust
Series 2012-GCJ7, Class AAB, 2.935%, 05/10/2045	132,862	132,541
Series 2014-GC18, Class A3, 3.801%, 01/10/2047	447,000	454,198
Series 2015-GC35, Class A4, 3.506%, 10/10/2048	594,000	592,422
Series 2016-GS3, Class A4, 2.850%, 10/10/2049	508,000	482,441
Series 2016-GS3, Class AAB, 2.777%, 10/10/2049	762,000	744,016
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	2,620,624	2,807,944

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class A4, 3.670%, 09/15/2047	$567,000	$573,142
Series 2015-C28, Class A2, 2.773%, 10/15/2048	407,553	404,450
Series 2015-C28, Class A3, 2.912%, 10/15/2048	2,646,000	2,572,725
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class ASB, 3.549%, 03/15/2050	1,441,000	1,445,234
Series 2017-JP6, Class ASB, 3.283%, 07/15/2050	563,000	556,645
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class ASB, 3.492%, 03/15/2050	202,000	202,013
Series 2018-C8, Class ASB, 4.145%, 06/15/2051	561,000	581,207
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A4, 3.483%, 06/15/2045	813,000	814,676
Series 2013-C13, Class A2, 2.665%, 01/15/2046	356,666	355,635
Series 2014-C20, Class A2, 2.872%, 07/15/2047	445,890	444,629
Series 2015-JP1, Class ASB, 3.733%, 01/15/2049	605,000	613,505
Series 2016-JP2, Class A1, 1.324%, 08/15/2049	529,340	518,746
Series 2016-JP2, Class ASB, 2.713%, 08/15/2049	688,000	666,434
JPMorgan Mortgage Trust
Series 2016-5, Class A1, 2.649%, 12/25/2046 (D)(E)	2,404,553	2,374,054
Series 2017-5, Class A1, 3.176%, 10/26/2048 (D)(E)	801,916	797,756
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class A4, 3.249%, 02/15/2048	158,000	155,777
Series 2015-C25, Class A5, 3.635%, 10/15/2048	618,000	621,521
Series 2015-C27, Class A4, 3.753%, 12/15/2047	151,000	152,822
Series 2016-C28, Class A4, 3.544%, 01/15/2049	328,000	327,578
Series 2016-C30, Class A4, 2.600%, 09/15/2049	1,078,000	1,008,567
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A1, 1.445%, 08/15/2049	710,194	696,965
Series 2016-UB11, Class ASB, 2.606%, 08/15/2049	579,000	561,933
Series 2016-UBS9, Class A1, 1.711%, 03/15/2049	444,227	436,979
UBS Commercial Mortgage Trust
Series 2017-C7, Class A4, 3.679%, 12/15/2050	132,000	131,675
Series 2018-C, Class A4, 4.117%, 03/15/2051 (E)	931,000	958,942
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
UBS Commercial Mortgage Trust (continued)
Series 2018-C10, Class A4, 4.313%, 05/15/2051	$404,000	$422,078
Series 2018-C13, Class A4, 4.334%, 10/15/2051	691,000	722,893
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4 3.525%, 05/10/2063	779,000	787,259
		41,932,223
U.S. Government Agency – 8.3%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	3,630,317	3,584,389
Series 326, Class 300, 3.000%, 03/15/2044	2,919,997	2,885,211
Series 356, Class 300, 3.000%, 09/15/2047	985,588	967,899
Series 360, Class 300, 3.000%, 11/15/2047	2,294,472	2,260,412
Series 4640, Class LD, 4.000%, 09/15/2043	3,144,443	3,258,372
Series 4700, Class QJ, 4.000%, 07/15/2044	2,497,481	2,594,064
Series 4705, Class A, 4.500%, 09/15/2042	1,711,375	1,802,611
Series 4742, Class PA, 3.000%, 10/15/2047	7,687,565	7,583,706
Series 4763, Class CA, 3.000%, 09/15/2038	420,154	421,143
Series 4767 KA, Class KA, 3.000%, 03/15/2048	2,141,900	2,142,344
Series 4786, Class DP, 4.500%, 07/15/2042	1,195,874	1,242,917
Series 4787, Class AK, 3.000%, 05/15/2048	3,161,576	3,086,223
Series 4796, Class AK, 3.000%, 05/15/2048	4,099,488	4,001,781
Series 4802, Class A, 3.000%, 06/15/2048	3,861,057	3,778,237
Federal National Mortgage Association
Series 1998-61, Class PL, 6.000%, 11/25/2028	416	452
Series 2013-30, Class CA, 1.500%, 04/25/2043	439,834	412,955
Series 2014-40, Class EP, 3.500%, 10/25/2042	729,675	745,498
Series 2017-13, Class PA, 3.000%, 08/25/2046	1,339,545	1,337,111
Series 2017-M7, Class A2, 2.961%, 02/25/2027 (E)	423,000	411,700
Series 2018-12, Class P, 3.000%, 03/25/2046	1,418,987	1,404,312
Series 2018-14, Class KC, 3.000%, 03/25/2048	2,247,918	2,272,393
Series 2018-15, Class AB, 3.000%, 03/25/2048	525,769	526,598
Series 2018-15, Class CA, 3.000%, 03/25/2048	512,753	511,605
Series 2018-38, Class LA, 3.000%, 06/25/2048	4,045,274	3,943,248

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2018-4, Class HC, 2.500%, 12/25/2047	$1,119,202	$1,080,948
Series 2018-43, Class CT, 3.000%, 06/25/2048	3,860,543	3,758,623
Series 2018-45, Class GA, 3.000%, 06/25/2048	8,368,328	8,147,400
Series 2018-50, Class BA, 3.000%, 07/25/2048	8,196,068	7,931,463
Series 2018-56, Class CH, 3.000%, 08/25/2048	1,880,824	1,833,787
Series 2018-57, Class PT, 3.000%, 08/25/2048	1,481,907	1,437,859
Series 2018-59, Class DA, 3.000%, 08/25/2048	4,089,331	3,967,182
Series 2018-63, Class DA, 3.500%, 09/25/2048	1,148,344	1,165,059
Series 2018-8, Class KL, 2.500%, 03/25/2047	1,492,000	1,442,409
Series 414, Class A35, 3.500%, 10/25/2042	3,843,068	3,888,748
Government National Mortgage Association
Series 2012-141, Class WA, 4.531%, 11/16/2041 (E)	391,729	418,809
Series 2017-167, Class BQ, 2.500%, 08/20/2044	1,812,601	1,780,668
		88,028,136
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,986,205)		$129,960,359
ASSET BACKED SECURITIES – 12.3%
Ally Auto Receivables Trust
Series 2015-1, Class A4 1.750%, 05/15/2020	260,312	260,174
Series 2015-2, Class A4 1.840%, 06/15/2020	305,008	304,403
American Express Credit Account Master Trust Series 2018-9, Class A (1 month LIBOR + 0.380%) 2.686%, 04/15/2026 (B)	584,000	580,099
Americredit Automobile Receivables Trust Series 2018-1, Class A3 3.070%, 12/19/2022	526,000	525,609
Avis Budget Rental Car Funding AESOP LLC Series 2017-1A, Class A 3.070%, 09/20/2023 (D)	637,000	631,461
Capital Auto Receivables Asset Trust Series 2016-2, Class A4 1.980%, 10/20/2020	673,013	670,767
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month LIBOR + 1.650%) 3.965%, 11/26/2046 (B)(D)	922,765	935,590
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	614,976	624,103
Discover Card Execution Note Trust Series 2014-A4, Class A4 2.120%, 12/15/2021	875,000	871,741
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2015-A, Class A4 1.640%, 06/15/2020	$146,234	$146,078
Series 2017-1, Class A 2.620%, 08/15/2028 (D)	505,000	497,564
Series 2017-A, Class A4 1.920%, 04/15/2022	794,000	782,058
Series 2018-1, Class A 3.190%, 07/15/2031 (D)	1,869,000	1,854,445
Series 2018-2, Class A 3.470%, 01/15/2030 (D)	1,180,000	1,190,500
Hertz Vehicle Financing II LP
Series 2015-3A, Class A 2.670%, 09/25/2021 (D)	2,311,000	2,277,892
Series 2016-2A, Class A 2.950%, 03/25/2022 (D)	820,000	809,754
Series 2016-3A, Class B 3.110%, 07/25/2020 (D)	514,000	512,549
Series 2017-1A, Class A 2.960%, 10/25/2021 (D)	1,125,000	1,113,825
Series 2017-2A, Class A 3.290%, 10/25/2023 (D)	1,580,000	1,559,184
Hertz Vehicle Financing LLC
Series 2018-2A, Class A 3.650%, 06/27/2022 (D)	1,096,000	1,104,370
Series 2018-3A, Class A 4.030%, 07/25/2024 (D)	1,712,000	1,739,803
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) 4.055%, 10/15/2031 (B)(D)	1,490,000	1,537,083
Series 2014-CTA, Class A (1 month LIBOR + 0.700%) 3.155%, 09/16/2024 (B)(D)	403,401	404,133
Series 2015-CA, Class B 3.250%, 05/15/2040 (D)	1,012,000	1,010,853
Series 2016-AA, Class A2B (1 month LIBOR + 2.150%) 4.605%, 12/15/2045 (B)(D)	723,355	751,493
Series 2017-A, Class A2B (1 month LIBOR + 0.900%) 3.355%, 12/16/2058 (B)(D)	1,457,000	1,456,997
Series 2018-BA, Class A2B (1 month LIBOR + 0.720%) 3.175%, 12/15/2059 (B)(D)	794,000	789,600
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (D)	485,000	477,791
Series 2018-CA, Class A2 3.520%, 06/16/2042 (D)	501,000	504,855
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	2,580,000	2,647,954
Navient Student Loan Trust
Series 2014-1, Class A3 (1 month LIBOR + 0.510%) 3.016%, 06/25/2031 (B)	1,062,458	1,057,094
Series 2015-1, Class A2 (1 month LIBOR + 0.600%) 3.106%, 04/25/2040 (B)	995,618	989,774
Series 2016-3A, Class A2 (1 month LIBOR + 0.850%) 3.356%, 06/25/2065 (B)(D)	590,923	593,531
Series 2017-4A, Class A2 (1 month LIBOR + 0.500%) 3.006%, 09/27/2066 (B)(D)	832,000	832,909

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Student Loan Trust (continued)
Series 2018-EA, Class A2 4.000%, 12/15/2059 (D)	$1,329,000	$1,358,228
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month LIBOR + 0.180%) 2.670%, 10/27/2036 (B)	1,593,715	1,576,356
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 2.650%, 01/25/2037 (B)	1,697,007	1,669,761
Series 2005-1, Class A5 (3 month LIBOR + 0.110%) 2.600%, 10/25/2033 (B)	3,725,955	3,675,675
Series 2005-2, Class A5 (3 month LIBOR + 0.100%) 2.924%, 03/23/2037 (B)	4,153,845	4,112,125
Series 2005-3, Class A5 (3 month LIBOR + 0.120%) 2.944%, 12/24/2035 (B)	3,869,090	3,839,951
Series 2005-4, Class A4 (3 month LIBOR + 0.180%) 3.004%, 03/22/2032 (B)	797,184	780,027
Series 2010-2A, Class A (3 month LIBOR + 0.850%) 3.672%, 09/25/2048 (B)(D)	3,588,535	3,634,783
Series 2010-4A, Class A (1 month LIBOR + 0.800%) 3.306%, 04/25/2046 (B)(D)	357,557	360,146
Series 2012-4A, Class A (1 month LIBOR + 0.700%) 3.206%, 09/27/2038 (B)(D)	3,464,542	3,487,695
Series 2014-1A, Class A (1 month LIBOR + 0.570%) 3.076%, 09/25/2041 (B)(D)	498,285	499,053
Series 2016-1A, Class A (1 month LIBOR + 0.800%) 3.306%, 09/25/2065 (B)(D)	1,752,234	1,767,459
Series 2017-2A, Class A (1 month LIBOR + 0.770%) 3.276%, 09/25/2065 (B)(D)	2,042,713	2,052,984
Series 2017-3A, Class A (1 month LIBOR + 0.850%) 3.356%, 02/25/2066 (B)(D)	2,027,754	2,045,591
Series 2018-3A, Class A2 (1 month LIBOR + 0.440%) 2.946%, 09/27/2066 (B)(D)	563,000	558,711
SLC Student Loan Trust Series 2008-1, Class A4A (3 month LIBOR + 1.600%) 4.388%, 12/15/2032 (B)	1,736,231	1,777,948
SLM Private Education Loan Trust Series 2013-C, Class A2A 2.940%, 10/15/2031 (D)	332,892	332,779
SLM Student Loan Trust
Series 2003-1, Class ASC (3 month LIBOR + 0.750%) 3.538%, 12/15/2032 (B)(D)	891,974	873,221
Series 2004-10, Class A7A (3 month LIBOR + 0.600%) 3.090%, 10/25/2029 (B)(D)	2,449,000	2,457,845
Series 2005-10, ClassA5 (3 month LIBOR + 0.130%) 2.620%, 07/26/2021 (B)	585,674	580,443
Series 2006-1, Class A5 (3 month LIBOR + 0.110%) 2.600%, 07/26/2021 (B)	2,708,598	2,672,248
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust (continued)
Series 2006-10, Class A6 (3 month LIBOR + 0.150%) 2.640%, 03/25/2044 (B)	$4,180,000	$4,065,178
Series 2006-3, Class A5 (3 month LIBOR + 0.100%) 2.590%, 01/25/2021 (B)	1,712,415	1,697,108
Series 2007-1, Class A5 (3 month LIBOR + 0.090%) 2.580%, 01/26/2026 (B)	287,904	286,956
Series 2007-2, Class A4 (3 month LIBOR + 0.060%) 2.550%, 07/25/2022 (B)	3,133,000	3,047,204
Series 2010-1, Class A (1 month LIBOR + 0.400%) 2.906%, 03/25/2025 (B)	1,127,578	1,102,639
Series 2012-1, Class A3 (1 month LIBOR + 0.950%) 3.456%, 09/25/2028 (B)	2,660,255	2,664,488
Series 2012-2, Class A (1 month LIBOR + 0.700%) 3.206%, 01/25/2029 (B)	2,248,786	2,234,938
Series 2012-6, Class A3 (1 month LIBOR + 0.750%) 3.256%, 05/26/2026 (B)	1,503,871	1,503,869
Series 2013-4, Class4 A (1 month LIBOR + 0.550%) 3.056%, 06/25/2043 (B)	378,226	376,554
SMB Private Education Loan Trust
Series 2015-A, Class A2B (1 month LIBOR + 1.000%) 3.455%, 06/15/2027 (B)(D)	1,811,945	1,820,128
Series 2015-C, Class A2B (1 month LIBOR + 1.400%) 3.855%, 07/15/2027 (B)(D)	572,214	579,493
Series 2016-A, Class A2A 2.700%, 05/15/2031 (D)	1,958,499	1,957,962
Series 2016-A, Class A2B (1 month LIBOR + 1.500%) 3.955%, 05/15/2031 (B)(D)	1,832,020	1,873,220
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	288,755	282,739
Series 2016-B, Class A2B (1 month LIBOR + 1.450%) 3.905%, 02/17/2032 (B)(D)	2,793,154	2,851,773
Series 2016-C, Class A2A 2.340%, 09/15/2034 (D)	2,480,706	2,396,849
Series 2016-C, Class A2B (1 month LIBOR + 1.100%) 3.555%, 09/15/2034 (B)(D)	1,057,382	1,065,007
Series 2017-A, Class A2B (1 month LIBOR + 0.900%) 3.355%, 09/15/2034 (B)(D)	3,397,000	3,397,996
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) 3.205%, 10/15/2035 (B)(D)	1,800,000	1,788,927
Series 2018-A, Class A2B (1 month LIBOR + 0.800%) 3.255%, 02/15/2036 (B)(D)	722,000	716,443
Series 2018-B, Class A2B (1 month LIBOR + 0.720%) 3.175%, 01/15/2037 (B)(D)	1,407,000	1,397,365
Series 2018-C, Class A2A 3.630%, 11/15/2035 (D)	1,308,000	1,316,878
Series 2018-C, Class A2B (1 month LIBOR + 0.750%) 3.205%, 11/15/2035 (B)(D)	1,562,000	1,548,273

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC
Series 2016-A, Class A2 2.760%, 12/26/2036 (D)	$797,893	$786,395
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) 3.456%, 01/25/2039 (B)(D)	169,772	170,851
Series 2016-E, Class A1 (1 month LIBOR + 0.850%) 3.356%, 07/25/2039 (B)(D)	395,728	397,503
Series 2017-A, Class A1 (1 month LIBOR + 0.700%) 3.206%, 03/26/2040 (B)(D)	370,136	371,135
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	146,000	143,615
Series 2017-E, Class A1 (1 month LIBOR + 0.500%) 3.006%, 11/26/2040 (B)(D)	330,574	331,455
Series 2017-E, Class A2B 2.720%, 11/26/2040 (D)	2,240,000	2,220,422
Series 2018-B, Class A2FX 3.340%, 08/25/2047 (D)	1,917,000	1,920,384
Series 2018-C, Class A2FX 3.590%, 01/25/2048 (D)	2,282,000	2,294,952
Series 2018-D, Class A2FX 3.600%, 02/25/2048 (D)	2,336,000	2,355,901
Synchrony Credit Card Master Note Trust Series 2018-2, Class A 3.470%, 05/15/2026	451,000	456,321
World Financial Network Credit Card Master Trust
Series 2015-B, Class A 2.550%, 06/17/2024	105,000	104,073
Series 2016-A, Class A 2.030%, 04/15/2025	2,083,000	2,028,272
Series 2016-C, Class A 1.720%, 08/15/2023	770,000	761,666
Series 2017-A, Class A 2.120%, 03/15/2024	1,689,000	1,666,089
Series 2017-C, Class A 2.310%, 08/15/2024	1,827,000	1,801,507
World Omni Auto Receivables Trust Series 2016-A, Class A4 1.950%, 05/16/2022	1,226,000	1,211,693
TOTAL ASSET BACKED SECURITIES (Cost $130,974,949)		$131,153,286
SECURITIES LENDING COLLATERAL – 0.4%
John Hancock Collateral Trust, 2.4078% (F)(G)	482,493	4,826,474
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,826,358)		$4,826,474
SHORT-TERM INVESTMENTS – 0.8%
Money market funds – 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (F)	8,154,247	8,154,247
TOTAL SHORT-TERM INVESTMENTS (Cost $8,154,247)		$8,154,247
Total Investments (Core Bond Trust) (Cost $1,134,147,910) – 106.3%		$1,131,297,082
Other assets and liabilities, net – (6.3%)		(66,827,604)
TOTAL NET ASSETS – 100.0%		$1,064,469,478
Security Abbreviations and Legend
GO	General Obligation
Core Bond Trust (continued)
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $130,936,186 or 12.3% of the fund's net assets as of 12-31-18.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Global Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.3%
U.S. Government - 9.8%
U.S. Treasury Bonds
2.875%, 05/15/2043 (A)	$500,000	$488,980
3.000%, 05/15/2045	700,000	699,926
3.125%, 02/15/2043 (A)	400,000	408,732
3.625%, 08/15/2043	600,000	665,292
4.625%, 02/15/2040 (A)	600,000	761,481
U.S. Treasury Inflation Protected Securities
0.125%, 04/15/2022	1,143,758	1,106,483
0.125%, 07/15/2024 (A)	2,555,904	2,451,108
0.500%, 01/15/2028	3,383,028	3,228,878
1.000%, 02/15/2048 (A)	512,720	486,022
1.375%, 02/15/2044	759,507	784,280
2.500%, 01/15/2029 (A)	1,648,906	1,876,843
3.875%, 04/15/2029	769,100	978,462
U.S. Treasury Notes
2.625%, 06/15/2021 (A)	300,000	300,950
2.875%, 04/30/2025	5,400,000	5,494,887
		19,732,324
U.S. Government Agency - 29.5%
Federal Home Loan Mortgage Corp. 3.000%, TBA (B)	1,000,000	975,397
Federal National Mortgage Association
3.500%, TBA (B)	36,900,000	36,866,630
4.000%, TBA (B)	20,600,000	20,980,659
4.270%, (12 month LIBOR + 1.401%), 12/01/2034 (C)	54,174	55,933
4.303%, (12 month LIBOR + 1.678%), 05/01/2035 (C)	29,862	31,156
4.490%, (1 Year CMT + 2.360%), 11/01/2034 (C)	339,313	354,778
4.500%, 08/01/2023 to 09/01/2044	452,017	468,927
Government National Mortgage Association
3.125%, (1 Year CMT + 1.500%), 11/20/2023 to 10/20/2026 (C)	22,685	23,049
3.375%, (1 Year CMT + 1.500%), 02/20/2024 to 01/20/2030 (C)	17,998	18,308

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
3.625%, (1 Year CMT + 1.500%), 04/20/2030 to 06/20/2030 (C)		$16,999	$17,474
			59,792,311
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $79,078,464)			$79,524,635
FOREIGN GOVERNMENT OBLIGATIONS - 20.8%
Australia - 0.2%
New South Wales Treasury Corp., Inflation-Linked Bond 2.750%, 11/20/2025	AUD	300,000	307,654
Canada - 2.4%
Government of Canada 1.500%, 12/01/2044	CAD	231,984	198,221
Province of Alberta 2.350%, 06/01/2025		1,300,000	933,111
Province of British Columbia 2.300%, 06/18/2026		1,400,000	1,001,812
Province of Ontario
2.400%, 06/02/2026		100,000	71,645
2.500%, 04/27/2026		$300,000	289,727
Province of Quebec
3.000%, 09/01/2023	CAD	1,700,000	1,275,286
4.250%, 12/01/2021		1,300,000	1,006,472
			4,776,274
France - 1.8%
Government of France
2.000%, 05/25/2048 (D)	EUR	2,000,000	2,495,305
3.250%, 05/25/2045		700,000	1,105,019
			3,600,324
Israel - 0.2%
Government of Israel
3.250%, 01/17/2028		$200,000	196,508
4.125%, 01/17/2048		300,000	293,462
			489,970
Italy - 3.0%
Republic of Italy
2.450%, 10/01/2023	EUR	4,250,000	5,013,255
2.950%, 09/01/2038 (D)		500,000	544,562
6.000%, 08/04/2028	GBP	400,000	581,519
			6,139,336
Japan - 3.5%
Government of Japan
0.500%, 09/20/2046	JPY	150,000,000	1,304,281
1.600%, 03/20/2033		310,000,000	3,367,168
Japan Bank for International Cooperation
2.375%, 07/21/2022		$400,000	393,101
2.500%, 06/01/2022		500,000	492,842
3.375%, 10/31/2023		200,000	203,769
Japan Finance Organization for Municipalities 2.125%, 04/13/2021		900,000	882,884
Tokyo Metropolitan Government 2.000%, 05/17/2021 (D)		500,000	488,617
			7,132,662
Kuwait - 0.7%
State of Kuwait 3.500%, 03/20/2027 (D)		1,500,000	1,497,248
Global Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Lithuania - 0.5%
Republic of Lithuania 6.125%, 03/09/2021		$900,000	$951,904
Norway - 0.2%
Government of Norway 3.750%, 05/25/2021 (D)	NOK	3,800,000	466,424
Poland - 0.3%
Republic of Poland
2.250%, 04/25/2022	PLN	2,300,000	622,147
3.250%, 07/25/2025		100,000	27,970
			650,117
Qatar - 1.5%
Government of Qatar
3.875%, 04/23/2023 (D)		$1,400,000	1,415,862
4.500%, 01/20/2022		700,000	720,485
4.500%, 04/23/2028 (D)		800,000	838,395
			2,974,742
Saudi Arabia - 2.0%
Kingdom of Saudi Arabia
2.375%, 10/26/2021		1,200,000	1,156,492
3.250%, 10/26/2026		200,000	187,678
3.625%, 03/04/2028 (D)		400,000	379,862
4.000%, 04/17/2025		700,000	695,982
4.500%, 04/17/2030 (D)		600,000	598,775
4.500%, 04/17/2030		200,000	199,592
KSA Sukuk, Ltd.
2.894%, 04/20/2022 (D)		600,000	584,295
4.303%, 01/19/2029 (D)		200,000	199,000
			4,001,676
Slovenia - 0.9%
Republic of Slovenia 5.250%, 02/18/2024 (D)		1,682,000	1,808,680
South Korea - 0.1%
Korea Hydro & Nuclear Power Company, Ltd. 3.750%, 07/25/2023		200,000	201,847
Spain - 0.6%
Autonomous Community of Catalonia
4.220%, 04/26/2035	EUR	200,000	237,295
4.950%, 02/11/2020		400,000	476,807
Kingdom of Spain
1.400%, 07/30/2028		200,000	228,845
2.900%, 10/31/2046 (D)		300,000	368,724
			1,311,671
United Arab Emirates - 0.7%
Abu Dhabi Government
2.500%, 10/11/2022 (D)		$900,000	874,862
3.125%, 10/11/2027 (D)		600,000	575,366
			1,450,228
United Kingdom - 2.2%
Government of United Kingdom
3.500%, 01/22/2045	GBP	400,000	684,422
4.250%, 12/07/2040		1,700,000	3,143,080
4.750%, 12/07/2038		300,000	576,850
			4,404,352
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $42,654,221)			$42,165,109
CORPORATE BONDS - 43.2%
Brazil - 0.8%
Petrobras Global Finance BV
4.375%, 05/20/2023		$500,000	476,935
5.999%, 01/27/2028		668,000	628,929

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Brazil (continued)
Petrobras Global Finance BV (continued)
7.250%, 03/17/2044		$400,000	$394,204
			1,500,068
Canada - 1.2%
Air Canada Pass Through Trust 3.300%, 07/15/2031 (D)		300,000	279,150
Brookfield Finance, Inc. 3.900%, 01/25/2028		400,000	377,827
Canadian Imperial Bank of Commerce 3.150%, 06/27/2021 (D)		600,000	603,404
Fairfax Financial Holdings, Ltd. 2.750%, 03/29/2028 (D)	EUR	600,000	683,250
The Bank of Nova Scotia 1.875%, 04/26/2021		$400,000	390,539
			2,334,170
Cayman Islands - 0.0%
Ambac LSNI LLC (3 month LIBOR + 5.000%) 7.396%, 02/12/2023 (C)(D)		544	545
China - 0.2%
Baidu, Inc. 3.875%, 09/29/2023		300,000	299,092
Tencent Holdings, Ltd. 3.595%, 01/19/2028		200,000	188,024
			487,116
Denmark - 2.4%
Jyske Realkredit A/S 2.000%, 10/01/2047	DKK	6,755,028	1,044,482
Nordea Kredit Realkreditaktieselskab
2.000%, 10/01/2047 to 10/01/2050		13,124,107	2,020,385
2.500%, 10/01/2047		1,397	224
Nykredit Realkredit A/S
2.000%, 10/01/2047		10,894,399	1,682,684
2.500%, 10/01/2047		57,380	9,193
3.000%, 10/01/2047		52,291	8,662
6.000%, 10/01/2029		31,222	5,831
Realkredit Danmark A/S 2.500%, 07/01/2047		79,075	12,647
Realkredit Danmark A/S (6 month CIBOR + 0.850%) 0.710%, 01/01/2038 (C)		194,170	31,355
			4,815,463
France - 0.4%
Danone SA 2.077%, 11/02/2021 (D)		$800,000	772,809
Germany - 0.4%
Aareal Bank AG 1.875%, 09/15/2020		200,000	196,213
Deutsche Bank AG 3.150%, 01/22/2021		200,000	193,286
Deutsche Bank AG (3 month LIBOR + 0.815%) 3.284%, 01/22/2021 (C)		200,000	190,873
Deutsche Bank AG (3 month LIBOR + 1.290%) 3.766%, 02/04/2021 (C)		300,000	291,765
			872,137
Guernsey, Channel Islands - 0.2%
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 06/09/2023		400,000	392,491
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Hong Kong - 0.2%
AIA Group, Ltd. 3.900%, 04/06/2028 (D)		$400,000	$400,526
India - 0.2%
ICICI Bank, Ltd. 3.500%, 03/18/2020		200,000	199,026
Indian Railway Finance Corp., Ltd. 3.835%, 12/13/2027		300,000	276,041
			475,067
Indonesia - 0.1%
Indonesia Asahan Aluminium Persero PT 5.710%, 11/15/2023 (D)		200,000	203,508
Ireland - 0.7%
AIB Group PLC 4.750%, 10/12/2023 (D)		200,000	198,008
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) 06/18/2020 (E)	EUR	400,000	477,634
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/2021		$300,000	290,083
SumitG 2.251%, 11/02/2020		400,000	392,555
			1,358,280
Italy - 0.4%
Intesa Sanpaolo SpA (7.750% to 1-11-27, then 5 Year Euro Swap Rate + 7.192%) 01/11/2027 (E)	EUR	200,000	240,002
UniCredit SpA 7.830%, 12/04/2023 (D)		$500,000	522,590
			762,592
Japan - 1.5%
Central Nippon Expressway Company, Ltd. 2.091%, 09/14/2021		500,000	483,998
Japan Tobacco, Inc. 2.000%, 04/13/2021		300,000	291,421
Meiji Yasuda Life Insurance Company (5.100% to 4-26-28, then 5 Year U.S. ISDAFIX + 3.150%) 04/26/2048 (D)		200,000	197,500
Mizuho Financial Group, Inc. (3 month LIBOR + 1.000%) 3.771%, 09/11/2024 (C)		200,000	199,709
Mizuho Financial Group, Inc. (3.922% to 9-11-23, then 3 month LIBOR + 1.000%) 09/11/2024		600,000	606,305
ORIX Corp. 3.250%, 12/04/2024		300,000	290,665
Sumitomo Mitsui Financial Group, Inc. 3.748%, 07/19/2023		1,000,000	1,006,347
			3,075,945
Jersey, Channel Islands - 0.2%
AA Bond Company, Ltd.
2.750%, 07/31/2043	GBP	100,000	112,413
2.875%, 07/31/2043		200,000	236,605
			349,018
Luxembourg - 0.4%
Aroundtown SA
1.500%, 07/15/2024	EUR	400,000	443,398
2.000%, 11/02/2026		100,000	108,827

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Luxembourg (continued)
Emerald Bay SA 3.733%, 10/08/2020 (D)(F)	EUR	291,000	$312,158
			864,383
Macau - 0.3%
Sands China, Ltd.
4.600%, 08/08/2023 (D)		$300,000	298,016
5.125%, 08/08/2025 (D)		200,000	198,122
5.400%, 08/08/2028 (D)		200,000	193,122
			689,260
Netherlands - 1.7%
Cooperatieve Rabobank UA 6.875%, 03/19/2020	EUR	550,000	679,791
ING Bank NV 2.625%, 12/05/2022 (D)		$1,800,000	1,772,591
Mondelez International Holdings Netherlands BV 2.000%, 10/28/2021 (D)		300,000	287,427
Stichting AK Rabobank Certificaten 6.500%, 03/29/2019 (E)	EUR	200,000	245,394
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/2019		$500,000	492,245
			3,477,448
Norway - 0.3%
DNB Boligkreditt AS 2.500%, 03/28/2022 (D)		700,000	688,800
Russia - 0.5%
Gazprom OAO 9.250%, 04/23/2019		400,000	405,375
Sberbank of Russia 3.080%, 03/07/2019	EUR	500,000	574,095
			979,470
Singapore - 0.9%
BOC Aviation, Ltd.
2.750%, 09/18/2022 (D)		$200,000	192,666
3.500%, 09/18/2027 (D)		200,000	187,686
Clifford Capital Pte, Ltd. 3.380%, 03/07/2028		400,000	399,029
DBS Bank, Ltd. 3.300%, 11/27/2021 (D)		200,000	201,480
Oversea-Chinese Banking Corp., Ltd. (3 month LIBOR + 0.450%) 3.020%, 05/17/2021 (C)(D)		700,000	699,176
PSA Treasury Pte, Ltd. 2.500%, 04/12/2026		200,000	186,011
			1,866,048
Spain - 0.6%
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) 02/18/2020 (E)	EUR	600,000	679,716
Banco Santander SA 4.379%, 04/12/2028		$200,000	186,854
Banco Santander SA (4.750% to 3-19-25, then 5 Year Euro Swap Rate + 4.097%) 03/19/2025 (E)	EUR	400,000	364,064
			1,230,634
Supranational - 0.1%
European Bank for Reconstruction & Development 0.500%, 12/21/2023	AUD	200,000	126,505
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Sweden - 4.8%
Lansforsakringar Hypotek AB
1.250%, 09/20/2023	SEK	12,100,000	$1,398,450
2.250%, 09/21/2022		1,800,000	215,966
Nordea Hypotek AB 1.000%, 04/08/2022		9,300,000	1,070,769
Skandinaviska Enskilda Banken AB 1.500%, 12/15/2021		8,000,000	934,670
Stadshypotek AB 4.500%, 09/21/2022		21,000,000	2,722,829
Sveriges Sakerstallda Obligationer AB
1.250%, 06/15/2022		10,000,000	1,160,945
2.000%, 06/17/2026		4,000,000	473,763
Swedbank Hypotek AB 1.000%, 09/15/2021 to 06/15/2022		15,400,000	1,776,026
			9,753,418
Switzerland - 0.7%
Credit Suisse AG 6.500%, 08/08/2023		$1,122,000	1,169,521
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) 07/17/2023 (D)(E)		300,000	292,500
			1,462,021
United Kingdom - 5.0%
Barclays Bank PLC 7.625%, 11/21/2022		600,000	621,750
Barclays PLC (4.610% to 2-15-22, then 3 month LIBOR + 1.400%) 02/15/2023		500,000	495,759
Barclays PLC (6.500% to 9-15-19, then 5 Year Euro Swap Rate + 5.875%) 09/15/2019 (E)	EUR	200,000	223,169
Barclays PLC (7.000% to 9-15-19, then 5 Year British Pound Swap Rate + 5.084%) 09/15/2019 (E)	GBP	400,000	498,326
BAT International Finance PLC 2.750%, 06/15/2020 (D)		$900,000	884,174
FCE Bank PLC 1.660%, 02/11/2021	EUR	400,000	457,964
Lloyds Bank PLC
4.875%, 03/30/2027	GBP	300,000	463,192
6.500%, 03/24/2020	EUR	1,000,000	1,221,180
Lloyds Banking Group PLC (7.000% to 6-27-19, then 5 Year British Pound Swap Rate + 5.060%) 06/27/2019 (E)	GBP	400,000	509,522
Nationwide Building Society (3.766% to 3-8-23, then 3 month LIBOR + 1.064%) 03/08/2024 (D)		$900,000	866,141
Natwest Markets PLC 0.625%, 03/02/2022	EUR	400,000	444,916
RAC Bond Company PLC 4.870%, 05/06/2046	GBP	200,000	243,081
Santander UK Group Holdings PLC 4.750%, 09/15/2025 (D)		$900,000	848,411
Tesco PLC 6.125%, 02/24/2022	GBP	175,000	246,261
The Royal Bank of Scotland Group PLC 2.500%, 03/22/2023	EUR	1,200,000	1,401,695
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) 08/10/2020 (E)		$400,000	396,000

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Virgin Media Secured Finance PLC 5.000%, 04/15/2027 (D)	GBP	200,000	$240,227
			10,061,768
United States - 18.7%
AbbVie, Inc. 3.200%, 11/06/2022		$500,000	492,508
Allegion US Holding Company, Inc. 3.200%, 10/01/2024		300,000	283,027
Allergan Sales LLC 5.000%, 12/15/2021 (D)		300,000	308,657
Ally Financial, Inc. 4.250%, 04/15/2021		100,000	98,141
Ambac Assurance Corp. 5.100%, 06/07/2020 (D)		125	167
American International Group, Inc. 4.200%, 04/01/2028		400,000	386,156
American Tower Corp. 1.950%, 05/22/2026	EUR	200,000	229,183
Andeavor Logistics LP 3.500%, 12/01/2022		$100,000	96,782
AT&T, Inc. (3 month LIBOR + 0.750%) 3.488%, 06/01/2021 (C)		1,600,000	1,589,767
AT&T, Inc. (3 month LIBOR + 1.180%) 3.956%, 06/12/2024 (C)		800,000	775,994
Aviation Capital Group LLC 4.125%, 08/01/2025 (D)		1,400,000	1,359,193
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) 03/15/2028 (E)		400,000	364,168
BAT Capital Corp.
2.297%, 08/14/2020		700,000	683,319
4.390%, 08/15/2037		600,000	491,597
BAT Capital Corp. (3 month LIBOR + 0.590%) 3.204%, 08/14/2020 (C)		400,000	396,058
Bayer US Finance II LLC
3.875%, 12/15/2023 (D)		300,000	294,538
4.250%, 12/15/2025 (D)		300,000	292,114
Bayer US Finance II LLC (3 month LIBOR + 0.630%) 3.003%, 06/25/2021 (C)(D)		200,000	197,336
Bayer US Finance II LLC (3 month LIBOR + 1.010%) 3.798%, 12/15/2023 (C)(D)		200,000	191,249
BellSouth LLC 4.333%, 04/26/2021 (D)		900,000	902,826
Campbell Soup Company
3.300%, 03/15/2021		200,000	198,953
3.650%, 03/15/2023		300,000	292,545
Charter Communications Operating LLC 3.750%, 02/15/2028		1,900,000	1,719,785
CIT Group, Inc. 5.250%, 03/07/2025		300,000	293,250
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%) 07/24/2023		300,000	290,230
Citigroup, Inc. (3.142% to 1-24-22, then 3 month LIBOR + 0.722%) 01/24/2023		400,000	392,883
Consolidated Edison Company of New York, Inc. (3 month LIBOR + 0.400%) 2.773%, 06/25/2021 (C)		300,000	297,044
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Continental Resources, Inc. 4.375%, 01/15/2028		$300,000	$282,390
CVS Health Corp.
3.700%, 03/09/2023		300,000	296,771
4.100%, 03/25/2025		200,000	198,245
5.050%, 03/25/2048		100,000	97,390
Discover Bank 3.350%, 02/06/2023		400,000	389,322
DISH DBS Corp.
5.125%, 05/01/2020		100,000	98,750
7.875%, 09/01/2019		100,000	102,030
Duke Energy Corp. (3 month LIBOR + 0.500%) 3.114%, 05/14/2021 (C)(D)		1,000,000	995,243
EMC Corp. 2.650%, 06/01/2020		600,000	576,167
Emera US Finance LP 2.700%, 06/15/2021		400,000	389,663
Enable Midstream Partners LP 4.950%, 05/15/2028		300,000	284,149
EQT Corp. 2.500%, 10/01/2020		300,000	293,297
Equifax, Inc. (3 month LIBOR + 0.870%) 3.486%, 08/15/2021 (C)		300,000	296,587
Equinix, Inc. 2.875%, 03/15/2024	EUR	300,000	342,404
Fidelity National Information Services, Inc. 0.400%, 01/15/2021		300,000	344,314
Ford Motor Credit Company LLC (3 month EURIBOR + 0.430%) 0.114%, 05/14/2021 (C)		200,000	218,894
Fresenius Medical Care US Finance II, Inc. 4.125%, 10/15/2020 (D)		$300,000	300,348
GATX Corp. (3 month LIBOR + 0.720%) 3.302%, 11/05/2021 (C)		300,000	296,911
General Motors Financial Company, Inc. (3 month EURIBOR + 0.680%) 0.364%, 05/10/2021 (C)	EUR	200,000	223,036
Harley-Davidson Financial Services, Inc. 2.850%, 01/15/2021 (D)		$300,000	294,704
Harris Corp. (3 month LIBOR + 0.475%) 3.166%, 02/27/2019 (C)		400,000	399,933
Harris Corp. (3 month LIBOR + 0.480%) 3.000%, 04/30/2020 (C)		800,000	797,725
HCA, Inc. 5.625%, 09/01/2028		200,000	193,000
International Lease Finance Corp. 8.250%, 12/15/2020		200,000	215,114
JPMorgan Chase Bank N.A. (3 month LIBOR + 0.340%) 2.848%, 04/26/2021 (C)		1,400,000	1,387,016
Kilroy Realty LP 3.450%, 12/15/2024		100,000	96,617
Komatsu Finance America, Inc. 2.118%, 09/11/2020		200,000	195,888
MGM Resorts International 6.625%, 12/15/2021		500,000	512,500

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Morgan Stanley (3.737% to 4-24-23, then 3 month LIBOR + 0.847%) 04/24/2024	$500,000	$496,181
MUFG Americas Holdings Corp. 3.000%, 02/10/2025	2,800,000	2,686,332
National Rural Utilities Cooperative Finance Corp. (3 month LIBOR + 0.375%) 2.771%, 06/30/2021 (C)	700,000	694,623
Navient Corp.
5.875%, 03/25/2021	100,000	95,750
8.000%, 03/25/2020	200,000	203,220
Penske Truck Leasing Company LP 3.950%, 03/10/2025 (D)	1,500,000	1,470,059
Progress Energy, Inc. 4.400%, 01/15/2021	200,000	203,811
Spirit AeroSystems, Inc. 3.950%, 06/15/2023	200,000	199,393
Spirit AeroSystems, Inc. (3 month LIBOR + 0.800%) 3.588%, 06/15/2021 (C)	100,000	99,239
Springleaf Finance Corp.
5.250%, 12/15/2019	400,000	400,952
6.000%, 06/01/2020	400,000	401,000
Sprint Capital Corp. 6.900%, 05/01/2019	200,000	201,000
Sprint Communications, Inc. 7.000%, 08/15/2020	400,000	409,520
Sprint Spectrum Company LLC 4.738%, 03/20/2025 (D)	300,000	294,375
Textron, Inc. (3 month LIBOR + 0.550%) 3.168%, 11/10/2020 (C)	900,000	892,250
The Interpublic Group of Companies, Inc. 3.750%, 10/01/2021	300,000	301,770
Toyota Motor Credit Corp. (3 month LIBOR + 0.400%) 3.040%, 05/17/2022 (C)	600,000	593,349
United Technologies Corp. 3.650%, 08/16/2023	1,700,000	1,693,232
Unitedhealth Group, Inc. 2.875%, 03/15/2023	500,000	492,518
Verizon Communications, Inc. (3 month LIBOR + 1.100%) 3.716%, 05/15/2025 (C)	1,100,000	1,066,592
Volkswagen Group of America Finance LLC 2.450%, 11/20/2019 (D)	1,500,000	1,485,718
WEA Finance LLC 3.750%, 09/17/2024 (D)	200,000	198,633
ZF North America Capital, Inc. 4.500%, 04/29/2022 (D)	200,000	195,354
		37,810,749
Virgin Islands, British - 0.3%
CNPC General Capital, Ltd. 2.750%, 05/14/2019 (D)	600,000	599,257
TOTAL CORPORATE BONDS (Cost $88,557,380)		$87,409,496
CAPITAL PREFERRED SECURITIES - 0.4%
United States - 0.4%
Dresdner Funding Trust I
8.151%, 06/30/2031 (D)	500,000	602,250
Global Bond Trust (continued)
	Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
United States (continued)
Dresdner Funding Trust I (continued)
8.151%, 06/30/2031	$200,000	$240,906
		843,156
TOTAL CAPITAL PREFERRED SECURITIES (Cost $840,003)		$843,156
MUNICIPAL BONDS - 1.5%
United States - 1.5%
American Municipal Power, Inc. (Ohio) 7.334%, 02/15/2028	700,000	872,907
California Infrastructure & Economic Development Bank 6.486%, 05/15/2049	400,000	529,060
City of Los Angeles Wastewater System Revenue 5.713%, 06/01/2039	200,000	243,772
Iowa Tobacco Settlement Authority 6.500%, 06/01/2023	205,000	207,940
State of California (1 month LIBOR + 0.780%) 3.127%, 04/01/2047 (C)	1,200,000	1,206,468
TOTAL MUNICIPAL BONDS (Cost $3,059,885)		$3,060,147
TERM LOANS (G) - 0.3%
United States - 0.3%
CenturyLink, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%), 5.272%, 01/31/2025	594,000	553,014
Las Vegas Sands LLC, 2018 Term Loan B (1 month LIBOR + 1.750%), 4.272%, 03/27/2025	97,504	92,886
		645,900
TOTAL TERM LOANS (Cost $689,326)		$645,900
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.5%
Commercial and residential - 14.1%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 4.221%, 09/25/2035 (H)	49,460	46,002
American Home Mortgage Investment Trust, Series 2004-3, Class 5A (12 month LIBOR + 1.500%), 4.244%, 10/25/2034 (C)	5,616	5,583
Banc of America Alternative Loan Trust, Series 2006-3, Class 5CB1, 6.500%, 04/25/2036	1,305,211	1,188,003
Banc of America Funding Corp.
Series 2005-E, Class 1A1 (1 month LIBOR + 0.580%), 2.881%, 05/20/2035 (C)	140,621	120,625
Series 2006-J, Class 4A1, 4.225%, 01/20/2047 (H)	74,120	70,198
Series 2007-6, Class A1 (1 month LIBOR + 0.290%), 2.605%, 07/25/2037 (C)	1,497,170	1,407,989
Banc of America Mortgage Securities, Inc., Series 2005-B, Class 2A2, 3.899%, 03/25/2035 (H)	318,981	310,552
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-6, Class 1A1, 4.398%, 08/25/2033 (H)	28,663	29,021
Series 2003-7, Class 6A, 4.551%, 10/25/2033 (H)	34,665	34,859

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Adjustable Rate Mortgage Trust (continued)
Series 2003-9, Class 2A1, 3.969%, 02/25/2034 (H)		$7,146	$7,262
Series 2004-2, Class 22A, 4.252%, 05/25/2034 (H)		75,532	73,439
Series 2004-2, Class 23A, 3.123%, 05/25/2034 (H)		34,768	31,558
Series 2004-9, Class 22A1, 4.715%, 11/25/2034 (H)		24,175	24,424
Series 2005-12, Class 23A1, 4.148%, 02/25/2036 (H)		431,351	401,292
Bear Stearns ALT-A Trust
Series 2005-7, Class 22A1, 4.196%, 09/25/2035 (H)		497,028	409,151
Series 2005-9, Class 24A1, 4.145%, 11/25/2035 (H)		447,786	385,540
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1, 4.429%, 01/26/2036 (H)		953,919	858,521
Canada Mortgage & Housing Corp. (Merrill Lynch)
Series 98001212, 2.259%, 06/01/2020	CAD	433,084	317,466
Series 98001247, 2.459%, 07/01/2020		1,191,093	875,321
Series 98001289, 2.459%, 08/01/2020		419,048	308,012
Chase Mortgage Finance Trust, Series 2007-A2, Class 7A1, 3.597%, 07/25/2037 (H)		$65,740	58,149
Citigroup Mortgage Loan Trust, Series 2005-6, Class A1R (1 Year CMT + 2.100%), 4.680%, 09/25/2035 (C)		130,937	132,370
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 1A2, 4.122%, 09/25/2035 (H)		919,315	836,539
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3, 5.250%, 06/25/2035		77,512	70,488
Series 2005-56, Class 2A2 (12 month Treasury Average Index + 2.040%), 3.463%, 11/25/2035 (C)		58,973	55,280
Series 2005-56, Class 2A3 (12 month Treasury Average Index + 1.500%), 2.923%, 11/25/2035 (C)		70,720	64,051
Series 2006-OA9, Class 2A1B (1 month LIBOR + 0.200%), 2.501%, 07/20/2046 (C)		253,499	191,600
Series 2007-11T1, Class A12 (1 month LIBOR + 0.350%), 2.665%, 05/25/2037 (C)		206,104	117,075
Series 2007-16CB, Class 5A1, 6.250%, 08/25/2037		105,278	86,483
Series 2007-OA11, Class A1B (12 month Treasury Average Index + 1.250%), 3.407%, 11/25/2047 (C)		1,199,750	1,022,711
Series 2007-OA3, Class 1A1 (1 month LIBOR + 0.140%), 2.455%, 04/25/2047 (C)		2,401,524	2,272,295
Global Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-12, Class 11A1, 3.910%, 08/25/2034 (H)	$24,257	$22,727
Series 2004-22, Class A3, 4.290%, 11/25/2034 (H)	100,213	99,402
Series 2004-HYB5, Class 2A1, 4.306%, 04/20/2035 (H)	14,882	14,736
Series 2005-2, Class 2A1 (1 month LIBOR + 0.640%), 2.955%, 03/25/2035 (C)	42,110	41,905
Series 2004-25, Class 1A1 (1 month LIBOR + 0.660%), 2.975%, 02/25/2035 (C)	22,619	22,751
Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%), 2.995%, 02/25/2035 (C)	32,802	32,131
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-8, Class 5A1, 6.500%, 04/25/2033	7,289	7,421
Series 2003-AR18, Class 2A3, 3.836%, 07/25/2033 (H)	5,280	5,276
First Horizon Mortgage Pass Through Trust, Series 2005-AR3, Class 2A1, 4.261%, 08/25/2035 (H)	33,435	27,424
GMACM Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A1, 4.202%, 06/25/2034 (H)	10,136	9,940
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1 (1 month LIBOR + 0.180%), 2.495%, 01/25/2037 (C)	159,263	147,624
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1, 4.861%, 10/25/2033 (H)	5,858	5,818
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA IO, 1.961%, 11/10/2045	3,273,840	202,910
GSR Mortgage Loan Trust, Series 2003-1, Class A2 (1 Year CMT + 1.750%), 3.830%, 03/25/2033 (C)	28,611	28,359
HarborView Mortgage Loan Trust
Series 2005-12, Class 1A1A (12 month Treasury Average Index + 2.000%), 4.157%, 10/19/2035 (C)	1,319,064	1,019,183
Series 2005-4, Class 3A1, 4.064%, 07/19/2035 (H)	26,177	24,634
IndyMac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A, 4.196%, 12/25/2034 (H)	28,957	28,868
JPMorgan Alternative Loan Trust
Series 2006-A5, Class 1A4 (1 month LIBOR + 0.240%), 2.555%, 10/25/2036 (C)	2,652,257	2,471,123
Series 2006-A6, Class 2A1, 5.500%, 11/25/2036 (H)	3,025	2,412
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1, 4.115%, 11/25/2033 (H)	36,709	36,985

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Mortgage Trust (continued)
Series 2006-S2, Class 1A3, 5.500%, 07/25/2036		$210,762	$180,604
Series 2007-A1, Class 5A5, 4.182%, 07/25/2035 (H)		168,714	173,951
Series 2007-A1, Class 5A6, 4.182%, 07/25/2035 (H)		153,377	152,060
MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1 (1 month LIBOR + 0.240%), 2.555%, 05/25/2037 (C)		211,183	123,860
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1, 4.121%, 02/25/2033 (H)		78,535	76,678
Series 2005-3, Class 4A (1 month LIBOR + 0.250%), 2.565%, 11/25/2035 (C)		85,283	82,362
Series 2005-A10, Class A (1 month LIBOR + 0.210%), 2.525%, 02/25/2036 (C)		1,744,525	1,666,868
MRFC Mortgage Pass Through Trust, Series 200-TBC3, Class A1 (1 month LIBOR + 0.440%), 2.895%, 12/15/2030 (C)		17,777	17,131
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A (1 month LIBOR + 0.450%), 2.830%, 10/07/2020 (C)		852,355	853,412
Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072%, 08/12/2053 (D)	CAD	575,286	419,927
Residential Accredit Loans Trust
Series 2006-QA2, Class 2A1, 5.088%, 02/25/2036 (H)		$411,580	362,845
Series 2006-QO6, Class A1 (1 month LIBOR + 0.180%), 2.495%, 06/25/2046 (C)		1,438,176	572,742
Series 2007-QO2, Class A1 (1 month LIBOR + 0.150%), 2.465%, 02/25/2047 (C)		379,502	226,849
Residential Asset Securitization Trust
Series 2005-A15, Class 3A1, 5.750%, 02/25/2036		1,482,240	1,436,294
Series 2006-R1, Class A2 (1 month LIBOR + 0.400%), 2.715%, 01/25/2046 (C)		361,431	174,736
Residential Funding Mortgage Securities Trust, Series 2005-SA4, Class 1A21, 4.451%, 09/25/2035 (H)		82,788	68,405
RESIMAC Bastille Trust Series, Series 2018-1NCA, Class A1 (1 month LIBOR + 0.850%), 3.229%, 12/16/2059 (C)(D)		1,236,000	1,233,013
Sequoia Mortgage Trust
Series 2003-4, Class 2A1 (1 month LIBOR + 0.350%), 2.651%, 07/20/2033 (C)		60,993	58,406
Series 5, Class A (1 month LIBOR + 0.700%), 3.170%, 10/19/2026 (C)		8,684	8,700
Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A1, 4.221%, 02/25/2034 (H)		$56,781	$56,185
Series 2004-12, Class 7A1, 4.384%, 09/25/2034 (H)		76,995	78,062
Series 2004-4, Class 3A2, 4.378%, 04/25/2034 (H)		96,398	97,236
Series 2005-18, Class 6A1, 4.373%, 09/25/2035 (H)		128,078	113,790
Structured Asset Mortgage Investments, Inc.
Series 2004-AR3, Class 1A2 (1 month LIBOR + 0.580%), 3.050%, 07/19/2034 (C)		29,251	29,004
Series 2006-AR5, Class 1A1 (1 month LIBOR + 0.210%), 2.525%, 05/25/2036 (C)		383,377	348,544
Structured Asset Securities Corp., Series 2006-RF1, Class 1A (1 month LIBOR + 0.280%), 2.595%, 01/25/2036 (C)(D)		272,938	251,096
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 1A1 (1 month LIBOR + 0.290%), 2.605%, 10/25/2036 (C)(D)		549,189	486,267
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A, 3.831%, 10/25/2043 (H)		298,975	292,326
Series 2007-2, Class A1 (1 month LIBOR + 1.250%), 3.565%, 06/25/2037 (C)		255,716	234,978
Series 2007-2, Class A2A (1 month LIBOR + 0.130%), 2.445%, 06/25/2037 (C)		387,449	370,487
Series 2007-2, Class A3A (12 month LIBOR + 1.200%), 4.310%, 06/25/2037 (C)		522,363	492,840
Series 2007-3, Class 2A1 (12 month LIBOR + 1.250%), 4.360%, 06/25/2047 (C)		103,758	96,305
Series 2007-3, Class 3A1 (12 month LIBOR + 1.250%), 4.360%, 06/25/2047 (C)		206,856	187,479
Series 2007-3, Class 4A1 (12 month LIBOR + 1.250%), 4.360%, 06/25/2047 (C)		91,094	81,257
Uropa Securities PLC
Series 2008-1, Class A (3 month GBP LIBOR + 0.200%), 1.107%, 06/10/2059 (C)	GBP	313,347	378,780
Series 2008-1, Class B (3 month GBP LIBOR + 0.750%), 1.657%, 06/10/2059 (C)		59,939	69,947
Series 2008-1, Class M1 (3 month GBP LIBOR + 0.350%), 1.257%, 06/10/2059 (C)		72,079	85,068
Series 2008-1, Class M2 (3 month GBP LIBOR + 0.550%), 1.457%, 06/10/2059 (C)		56,904	67,165

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass-Through Certificates
Series 2002-AR17, Class 1A (12 month Treasury Average Index + 1.200%), 3.253%, 11/25/2042 (C)	$186,251	$177,593
Series 2002-AR2, Class A (COFI + 1.250%), 2.268%, 02/27/2034 (C)	24,593	24,086
Series 2003-AR5, Class A7, 4.079%, 06/25/2033 (H)	31,120	31,375
Series 2005-AR2, Class 2A1A (1 month LIBOR + 0.310%), 2.625%, 01/25/2045 (C)	26,879	26,789
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A (12 month Treasury Average Index + 0.940%), 2.993%, 07/25/2046 (C)	217,569	156,193
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class XA IO, 1.210%, 03/15/2045 (D)	8,353,562	335,687
		28,520,870
U.S. Government Agency - 1.4%
Federal Home Loan Mortgage Corp.
Series 4579, Class FD (1 month LIBOR + 0.350%), 2.649%, 01/15/2038 (C)	704,300	700,025
Series 4579, Class SD IO, 1.567%, 01/15/2038	704,300	37,664
Series T-62, Class 1A1 (12 month Treasury Average Index + 1.200%), 3.253%, 10/25/2044 (C)	713,733	717,913
Federal National Mortgage Association
Series 2002-W8, Class F (1 month LIBOR + 0.400%), 2.715%, 09/25/2032 (C)	1,903	1,901
Series 2004-W2, Class 5AF (1 month LIBOR + 0.350%), 2.665%, 03/25/2044 (C)	21,210	21,190
Series 2006-48, Class TF (1 month LIBOR + 0.400%), 2.715%, 06/25/2036 (C)	46,807	46,956
Government National Mortgage Association, Series 2004-68, Class ZC, 6.000%, 08/20/2034	1,290,453	1,411,084
		2,936,733
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $32,082,557)		$31,457,603
ASSET BACKED SECURITIES - 12.6%
Amresco Residential Securities Corp. Mortgage Loan Trust, Series 1999-1, Class A (1 month LIBOR + 0.940%) 3.255%, 06/25/2029 (C)	27,650	26,461
Apex Credit CLO, Ltd., Series 2016-1A, Class ASR (3 month LIBOR + 1.050%) 3.610%, 10/27/2028 (C)(D)	500,000	497,584
Global Bond Trust (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continue)
Countrywide Asset-Backed Certificates, Series 2006-22, Class 1A (1 month LIBOR + 0.140%) 2.455%, 06/25/2035 (C)		$1,333,397	$1,201,260
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A3 (1 month LIBOR + 0.220%) 2.535%, 09/25/2037 (C)		1,702,761	1,424,003
Countrywide Asset-Backed Certificates, Series 2007-BC2, Class 1A (1 month LIBOR + 0.200%) 2.515%, 06/25/2037 (C)		2,368,669	2,116,322
Crown Point CLO, Ltd., Series 2018-6A, Class A1 (3 month LIBOR + 1.170%) 3.975%, 10/20/2028 (C)(D)		500,000	496,330
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5 (1 month LIBOR + 1.005%) 3.320%, 10/25/2035 (C)		2,100,000	2,080,899
Dryden Leveraged Loan CDO, Series 2014-35A, Class AAR 0.693%, 05/17/2027	EUR	250,000	285,861
Home Equity Asset Trust, Series 2002-1, Class A4 (1 month LIBOR + 0.600%) 2.915%, 11/25/2032 (C)		$1,283	1,233
HSI Asset Securitization Corp. Trust, Series 2007-HE2, Class 2A3 (1 month LIBOR + 0.260%) 2.575%, 04/25/2037 (C)		1,959,469	1,116,289
Mastr Asset Backed Securities Trust, Series 2006-WMC3, Class A5 (1 month LIBOR + 0.240%) 2.555%, 08/25/2036 (C)		5,186,440	2,573,199
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4 (1 month LIBOR + 0.240%) 2.555%, 06/25/2036 (C)		1,837,054	1,237,880
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE6, Class A2B (1 month LIBOR + 0.100%) 2.415%, 09/25/2036 (C)		1,172,136	557,479
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC3, Class A2B (1 month LIBOR + 0.140%) 2.455%, 05/25/2037 (C)		2,212,211	1,674,819
NovaStar Mortgage Funding Trust, Series 2007-1, Class A1A (1 month LIBOR + 0.130%) 2.445%, 03/25/2037 (C)		1,951,565	1,443,379
RAMP Series Trust, Series 2002-RS3, Class AII1 (1 month LIBOR + 0.560%) 2.875%, 06/25/2032 (C)		7,693	7,337
RAMP Series Trust, Series 2006-NC2, Class M1 (1 month LIBOR + 0.360%) 2.675%, 02/25/2036 (C)		2,400,000	2,217,275
Renaissance Home Equity Loan Trust, Series 2002-3, Class M2 (1 month LIBOR + 2.550%) 4.865%, 12/25/2032 (C)		397,394	384,024

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continue)
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF6 5.731%, 11/25/2036	$2,611,868	$1,436,244
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2A (1 month LIBOR + 0.050%) 2.365%, 12/25/2036 (C)	43,876	24,711
Small Business Administration Participation Certificates, Series 2000-20K, Class 1 7.220%, 11/01/2020	4,615	4,677
Structured Asset Investment Loan Trust, Series 2006-4, Class A2 (1 month LIBOR + 0.130%) 2.445%, 07/25/2036 (C)	1,635,966	1,296,376
Terwin Mortgage Trust, Series 2003-6HE, Class A1 (1 month LIBOR + 0.940%) 3.255%, 11/25/2033 (C)	29,784	28,472
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4 (1 month LIBOR + 0.360%) 2.675%, 04/25/2037 (C)	6,449,249	3,349,214
TOTAL ASSET BACKED SECURITIES (Cost $25,423,500)		$25,481,328
COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)	5,054	11,119
TOTAL COMMON STOCKS (Cost $809,844)		$11,119
PREFERRED SECURITIES - 0.2%
United Kingdom - 0.2%
Nationwide Building Society, 10.250% (C)	1,940	344,327
TOTAL PREFERRED SECURITIES (Cost $410,172)		$344,327
ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.460%, 12/31/2016 (I)	4,100,000	77,900
5.625%, 01/24/2013 (I)	4,500,000	85,500
6.875%, 05/02/2018 (I)	2,100,000	40,950
TOTAL ESCROW SHARES (Cost $0)		$204,350
PURCHASED OPTIONS - 0.0%
Calls - 0.0%
Exchange Traded Option on Euro BTP Futures (Expiration Date: 2-22-19; Strike Price: $159.50; Notional Amount: 4,100,000) (I)	41	464
Exchange Traded Option on Euro OAT Futures (Expiration Date: 2-22-19; Strike Price: $165; Notional Amount: 18,500,000) (I)	185	2,095
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-24-21; Strike Price: EUR 1.29; Counterparty: Morgan Stanley Bank N.A.) (I)(J)	184,000	6,859
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-22-21; Strike Price: EUR 1.31; Counterparty: Barclays Bank PLC) (I)(J)	200,000	7,569
Global Bond Trust (continued)
	Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Over the Counter Option on the USD vs. CNY (Expiration Date: 2-11-19; Strike Price: $7.11; Counterparty: Goldman Sachs USA) (I)(J)	1,200,000	$805
		17,792
Puts - 0.0%
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $106.50; Notional Amount: 53,000) (I)	53	53
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $110.50; Notional Amount: 23,000) (I)	23	23
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $111.00; Notional Amount: 3,000) (I)	3	3
Exchange Traded Option on 5-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $104.00; Notional Amount: 190,000) (I)	190	190
Exchange Traded Option on 5-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $106.00; Notional Amount: 52,000) (I)	52	52
Exchange Traded Option on 5-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $106.50; Notional Amount: 25,000) (I)	25	25
Exchange Traded Option on 5-Year U.S. Treasury Note Futures (Expiration Date: 2-22-19; Strike Price: $107.25; Notional Amount: 2,000) (I)	2	2
Exchange Traded Option on 5-Year U.S. Ultra Bond Futures (Expiration Date: 2-22-19; Strike Price: $100.00; Notional Amount: 31,000) (I)	31	31
Exchange Traded Option on Euro BOBL Futures (Expiration Date: 2-22-19; Strike Price: $127.25; Notional Amount: 2,800,000) (I)	28	158
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-3-19; Strike Price: EUR 1.05; Counterparty: HSBC Bank USA) (I)(J)	12,000,000	14
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-24-21; Strike Price: EUR 1.29; Counterparty: Morgan Stanley Bank N.A.) (I)(J)	184,000	17,002
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-22-21; Strike Price: EUR 1.03; Counterparty: HSBC Bank USA) (I)(J)	10,000,000	11

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Puts (continued)
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-22-21; Strike Price: EUR 1.31; Counterparty: Barclays Bank PLC) (I)(J)		200,000	$20,265
Over the Counter Option on the GBP vs. USD (Expiration Date: 3-1-19; Strike Price: GBP 0.91; Counterparty: Bank of America N.A.) (I)(J)		1,000,000	13
			37,842
TOTAL PURCHASED OPTIONS (Cost $66,656)			$55,634
SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,639,118 on 1-2-19, collateralized by $1,700,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,672,792, including interest)		$1,639,000	1,639,000
Repurchase Agreement with Toronto-Dominion Bank dated 12-31-18 at 3.130% to be repurchased at $4,500,783 on 1-2-19, collateralized by $4,730,000 U.S. Treasury Notes, 2.000% due 1-2-19 (valued at $4,605,081, including interest)		4,500,000	4,500,000
			6,139,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,139,000)			$6,139,000
Total Investments (Global Bond Trust) (Cost $279,811,008) - 136.9%			$277,341,804
Other assets and liabilities, net - (36.9%)			(74,797,108)
TOTAL NET ASSETS - 100.0%			$202,544,696
SECURITIES SOLD SHORT - (0.7%)
Foreign government - (0.7)%
Government of Canada 2.750%, 12/01/2048	CAD	(1,800,000)	$(1,481,981)
TOTAL SECURITIES SOLD SHORT (Cost $(1,501,566))			$(1,481,981)
Currency Abbreviations
AUD	Australian Dollar
Global Bond Trust (continued)
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
Security Abbreviations and Legend
CIBOR	Copenhagen Interbank Offered Rate
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $38,861,889 or 19.2% of the fund's net assets as of 12-31-18.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	10	Long	Mar 2019	$925,496	$934,496	$9,000
10-Year Canada Government Bond Futures	7	Long	Mar 2019	679,757	701,282	21,525
10-Year Japan Government Bond Futures	2	Long	Mar 2019	2,762,198	2,782,355	20,157
10-Year U.S. Treasury Note Futures	116	Long	Mar 2019	13,853,573	14,153,813	300,240
3-Month Sterling Futures	265	Long	Sep 2019	41,732,916	41,775,685	42,769
3-Year Australian Treasury Bond Futures	98	Long	Mar 2019	7,717,863	7,745,607	27,744
5-Year U.S. Treasury Note Futures	269	Long	Mar 2019	30,424,988	30,850,938	425,950
Euro-Buxl Futures	5	Long	Mar 2019	1,011,359	1,034,727	23,368
Eurodollar Futures	451	Long	Mar 2019	109,603,108	109,694,475	91,367
German Euro BOBL Futures	67	Long	Mar 2019	10,152,225	10,172,928	20,703
German Euro BUND Futures	8	Long	Mar 2019	1,480,591	1,499,007	18,416
Ultra U.S. Treasury Bond Futures	31	Long	Mar 2019	4,720,743	4,980,344	259,601
3-Month Sterling Futures	265	Short	Sep 2020	(41,616,764)	(41,712,353)	(95,589)
The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Euro-BTP Italian Government Bond Futures	47	Short	Mar 2019	(6,475,307)	(6,883,137)	$(407,830)
Eurodollar Futures	148	Short	Dec 2019	(35,941,611)	(36,019,500)	(77,889)
Eurodollar Futures	303	Short	Dec 2020	(73,273,375)	(73,878,975)	(605,600)
Euro-OAT Futures	145	Short	Mar 2019	(24,892,569)	(25,052,962)	(160,393)
U.K. Long Gilt Bond Futures	100	Short	Mar 2019	(15,661,684)	(15,699,245)	(37,561)
						$(124,022)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,153,000	USD	832,305	HSBC Bank USA	1/4/2019	—	($20,171)
AUD	863,000	USD	607,972	JPMorgan Chase Bank N.A.	1/4/2019	—	(104)
AUD	1,030,000	USD	818,850	HSBC Bank USA	2/7/2019	—	(92,863)
AUD	1,032,000	USD	746,443	Citibank N.A.	2/15/2019	—	(18,957)
AUD	3,290,000	USD	2,371,894	Goldman Sachs Bank USA	2/15/2019	—	(52,682)
AUD	448,000	USD	325,964	HSBC Bank USA	2/15/2019	—	(10,156)
AUD	1,109,000	USD	794,485	Morgan Stanley and Company International PLC	2/15/2019	—	(12,721)
AUD	1,882,000	USD	1,374,162	Standard Chartered Bank	2/15/2019	—	(47,488)
BRL	4,701,903	USD	1,221,274	Deutsche Bank AG London	1/3/2019	—	(8,114)
BRL	1,053,393	USD	271,857	Goldman Sachs Bank USA	1/3/2019	—	(67)
BRL	2,523,078	USD	651,151	HSBC Bank USA	1/3/2019	—	(160)
CAD	1,107,000	USD	827,582	Goldman Sachs Bank USA	1/4/2019	—	(16,667)
CAD	1,970,000	USD	1,485,313	Bank of America, N.A.	1/11/2019	—	(41,945)
CAD	644,000	USD	488,548	HSBC Bank USA	1/11/2019	—	(16,706)
CHF	1,247,000	USD	1,249,748	Citibank N.A.	2/15/2019	$23,940	—
CLP	44,657,900	USD	66,209	Citibank N.A.	2/19/2019	—	(1,802)
CNY	3,967,879	USD	571,000	Goldman Sachs Bank USA	2/13/2019	6,630	—
CNY	8,639,797	USD	1,255,490	BNP Paribas SA	4/15/2019	2,143	—
CNY	4,590,030	USD	667,155	Morgan Stanley and Company International PLC	4/15/2019	982	—
CNY	5,589,378	USD	810,601	Standard Chartered Bank London	4/15/2019	3,005	—
CNY	6,052,000	USD	883,413	BNP Paribas SA	7/12/2019	—	(2,544)
CNY	6,052,000	USD	882,512	Citibank N.A.	7/12/2019	—	(1,642)
CNY	43,600,454	USD	6,352,780	HSBC Bank USA	7/12/2019	—	(6,727)
COP	4,986,423,230	USD	1,559,695	Citibank N.A.	2/19/2019	—	(27,773)
CZK	6,395,677	USD	284,240	Citibank N.A.	2/19/2019	897	—
DKK	6,219,934	USD	971,929	Bank of America, N.A.	1/2/2019	—	(17,439)
DKK	3,750,000	USD	588,004	Goldman Sachs Bank USA	1/2/2019	—	(12,541)
DKK	54,000,000	USD	8,443,321	Royal Bank of Canada	1/2/2019	—	(156,664)
DKK	51,029,104	USD	7,838,278	UBS AG	1/2/2019	—	(7,524)
EUR	2,437,587	RON	11,394,768	JPMorgan Chase Bank N.A.	2/14/2019	—	(16)
EUR	227,000	SEK	2,337,837	Deutsche Bank AG London	4/23/2019	—	(3,593)
EUR	311,000	SEK	3,231,446	NatWest Markets PLC	4/23/2019	—	(8,168)
EUR	360,000	USD	409,088	JPMorgan Chase Bank N.A.	1/4/2019	3,415	—
EUR	1,350,000	USD	1,697,936	Deutsche Bank AG London	1/24/2019	—	(148,470)
EUR	3,287,000	USD	3,758,915	Barclays Bank PLC Wholesale	2/15/2019	20,692	—
EUR	1,725,000	USD	1,980,963	Goldman Sachs Bank USA	2/15/2019	2,554	—
EUR	649,000	USD	747,253	HSBC Bank USA	2/15/2019	—	(991)
EUR	1,080,000	USD	1,237,214	JPMorgan Chase Bank N.A.	2/15/2019	4,640	—
EUR	22,189,424	USD	25,142,171	Royal Bank of Canada	2/15/2019	372,670	—
EUR	1,161,000	USD	1,401,675	HSBC Bank USA	5/28/2019	—	(54,831)
EUR	31,000	USD	39,634	Morgan Stanley and Company International PLC	6/28/2021	—	(1,515)
GBP	656,000	USD	824,196	BNP Paribas SA	1/4/2019	11,983	—
GBP	158,000	USD	199,372	HSBC Bank USA	1/4/2019	2,024	—
GBP	2,968,489	USD	3,796,011	Goldman Sachs Bank USA	1/11/2019	—	(10,883)
HUF	73,187,000	USD	260,179	Goldman Sachs Bank USA	3/8/2019	2,176	—
IDR	8,282,826,560	USD	563,458	Goldman Sachs Bank USA	3/20/2019	5,845	—
ILS	901,000	USD	245,625	Citibank N.A.	2/7/2019	—	(3,988)
JPY	23,461,000	USD	208,337	Standard Chartered Bank	1/4/2019	5,714	—
JPY	70,800,000	USD	625,007	UBS AG	1/11/2019	21,157	—
JPY	3,424,300,000	USD	30,260,693	Citibank N.A.	2/15/2019	1,078,076	—
KRW	500,317,050	USD	443,894	BNP Paribas SA	1/4/2019	4,637	—
KRW	83,909,712	USD	74,869	Citibank N.A.	3/20/2019	679	—
The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
KRW	367,163,200	USD	328,000	HSBC Bank USA	3/20/2019	$2,575	—
KRW	242,985,750	USD	217,000	JPMorgan Chase Bank N.A.	3/20/2019	1,772	—
MXN	9,935,000	USD	483,209	Goldman Sachs Bank USA	1/11/2019	21,832	—
MXN	195,409,718	USD	10,163,615	Citibank N.A.	1/25/2019	—	($252,525)
MXN	12,485,937	USD	582,000	Deutsche Bank AG London	3/14/2019	46,459	—
MXN	5,120,700	USD	260,000	HSBC Bank USA	3/14/2019	—	(2,258)
MYR	2,649,596	USD	632,664	Goldman Sachs Bank USA	3/20/2019	9,196	—
NOK	5,330,000	USD	625,246	Barclays Bank PLC Wholesale	1/4/2019	—	(8,782)
NOK	3,625,000	USD	420,463	Goldman Sachs Bank USA	1/4/2019	—	(1,198)
NOK	1,775,000	USD	204,808	Citibank N.A.	2/15/2019	882	—
NOK	2,670,000	USD	309,016	HSBC Bank USA	2/15/2019	387	—
NZD	605,000	USD	411,544	BNP Paribas SA	1/4/2019	—	(5,468)
NZD	312,000	USD	209,403	JPMorgan Chase Bank N.A.	1/4/2019	12	—
NZD	342,000	USD	236,901	Citibank N.A.	1/11/2019	—	(7,320)
PLN	2,334,000	USD	627,485	Citibank N.A.	1/15/2019	—	(3,706)
RON	7,032,000	USD	1,715,083	Barclays Bank PLC Wholesale	2/22/2019	14,207	—
SEK	4,564,320	EUR	445,000	JPMorgan Chase Bank N.A.	4/23/2019	4,919	—
SEK	3,703,000	USD	411,816	Citibank N.A.	1/4/2019	6,027	—
SEK	11,233,000	USD	1,244,411	JPMorgan Chase Bank N.A.	1/4/2019	23,111	—
SEK	2,895,000	USD	324,294	Barclays Bank PLC Wholesale	2/15/2019	3,479	—
SEK	3,720,000	USD	413,800	HSBC Bank USA	2/15/2019	7,380	—
SGD	529,973	USD	388,059	UBS AG	3/20/2019	1,465	—
THB	19,235,209	USD	584,444	HSBC Bank USA	3/20/2019	7,527	—
USD	1,240,984	AUD	1,728,000	JPMorgan Chase Bank N.A.	1/4/2019	23,841	—
USD	207,130	AUD	288,000	Morgan Stanley and Company International PLC	1/4/2019	4,272	—
USD	1,345,719	AUD	1,860,000	HSBC Bank USA	2/15/2019	34,554	—
USD	81,364	AUD	112,000	Royal Bank of Canada	2/15/2019	2,412	—
USD	1,217,008	BRL	4,701,903	Deutsche Bank AG London	1/3/2019	3,848	—
USD	274,000	BRL	1,053,393	Goldman Sachs Bank USA	1/3/2019	2,209	—
USD	649,541	BRL	2,523,078	HSBC Bank USA	1/3/2019	—	(1,450)
USD	1,218,868	BRL	4,701,903	Deutsche Bank AG London	2/4/2019	7,895	—
USD	684,000	BRL	2,617,463	Deutsche Bank AG London	3/14/2019	12,131	—
USD	260,000	BRL	877,500	HSBC Bank USA	3/14/2019	34,757	—
USD	104,826	CAD	143,000	Bank of America, N.A.	1/2/2019	79	—
USD	57,842	CAD	79,000	BNP Paribas SA	1/3/2019	—	(27)
USD	414,120	CAD	554,000	Goldman Sachs Bank USA	1/4/2019	8,296	—
USD	406,092	CAD	553,000	JPMorgan Chase Bank N.A.	1/4/2019	1,000	—
USD	2,503,079	CAD	3,333,000	Bank of America, N.A.	1/11/2019	61,076	—
USD	593,742	CAD	793,000	HSBC Bank USA	1/11/2019	12,732	—
USD	623,962	CHF	617,294	Goldman Sachs Bank USA	1/4/2019	—	(4,071)
USD	823,386	CHF	816,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(6,811)
USD	571,000	CNY	3,970,163	Citibank N.A.	2/13/2019	—	(6,963)
USD	286,940	CNY	1,988,351	BNP Paribas SA	4/15/2019	—	(2,490)
USD	286,961	CNY	1,988,351	Nomura Global Financial Products, Inc.	4/15/2019	—	(2,469)
USD	590,556	CNY	4,102,886	Standard Chartered Bank London	4/15/2019	—	(6,672)
USD	780,108	CNY	5,332,266	Bank of America, N.A.	7/12/2019	3,996	—
USD	951,920	CNY	6,415,940	Citibank N.A.	7/12/2019	18,079	—
USD	6,121,861	CNY	41,786,248	HSBC Bank USA	7/12/2019	39,866	—
USD	318,896	CNY	2,170,000	JPMorgan Chase Bank N.A.	7/12/2019	3,052	—
USD	18,300,268	DKK	115,154,980	Bank of America, N.A.	1/2/2019	628,975	—
USD	4,301,702	DKK	27,959,104	UBS AG	4/1/2019	—	(23,071)
USD	204,023	EUR	179,000	Citibank N.A.	1/4/2019	—	(1,083)
USD	1,250,125	EUR	1,097,121	Goldman Sachs Bank USA	1/4/2019	—	(7,004)
USD	817,430	EUR	717,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(4,140)
USD	64,594,310	EUR	56,783,945	Barclays Bank PLC Wholesale	1/11/2019	—	(508,794)
USD	1,692,472	EUR	1,408,000	HSBC Bank USA	1/24/2019	76,437	—
USD	2,722,640	EUR	2,151,000	Citibank N.A.	2/7/2019	250,932	—
USD	502,072	EUR	437,000	Bank of America, N.A.	2/15/2019	—	(419)
USD	545,487	EUR	478,000	Barclays Bank PLC Wholesale	2/15/2019	—	(4,149)
USD	2,556,916	EUR	2,239,000	Citibank N.A.	2/15/2019	—	(17,632)
USD	621,717	EUR	543,000	Goldman Sachs Bank USA	2/15/2019	—	(2,660)
USD	458,671	EUR	401,000	HSBC Bank USA	2/15/2019	—	(2,424)
USD	1,362,064	EUR	1,167,000	Citibank N.A.	5/28/2019	8,259	—
USD	829,949	GBP	650,010	Bank of America, N.A.	1/4/2019	1,406	—
USD	620,399	GBP	491,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(5,460)
USD	95,985	GBP	75,000	Bank of America, N.A.	1/11/2019	352	—
The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	596,957	GBP	467,000	Citibank N.A.	1/11/2019	$1,484	—
USD	825,563	GBP	616,000	Citibank N.A.	6/18/2019	34,145	—
USD	831,195	JPY	93,709,000	Morgan Stanley and Company International PLC	1/4/2019	—	($23,775)
USD	50,878	JPY	5,700,000	HSBC Bank USA	2/15/2019	—	(1,287)
USD	919,498	JPY	101,900,000	Morgan Stanley and Company International PLC	2/15/2019	—	(13,078)
USD	154,810	JPY	17,400,000	NatWest Markets PLC	2/15/2019	—	(4,433)
USD	1,000	KRW	1,119,400	BNP Paribas SA	1/4/2019	—	(4)
USD	139,000	KRW	155,680,000	HSBC Bank USA	1/4/2019	—	(566)
USD	307,000	KRW	343,517,650	JPMorgan Chase Bank N.A.	1/4/2019	—	(961)
USD	445,177	KRW	500,317,050	BNP Paribas SA	3/20/2019	—	(5,283)
USD	621,460	MXN	12,518,000	UBS AG	1/11/2019	—	(14,886)
USD	6,805,716	MXN	136,814,000	HSBC Bank USA	1/25/2019	—	(133,427)
USD	805,877	NOK	7,058,000	JPMorgan Chase Bank N.A.	1/4/2019	—	(10,446)
USD	4,920	NOK	42,000	UBS AG	1/4/2019	63	—
USD	269,407	NOK	2,280,000	Citibank N.A.	2/15/2019	5,198	—
USD	207,690	NZD	302,000	Goldman Sachs Bank USA	1/4/2019	4,988	—
USD	1,034,959	NZD	1,513,000	Morgan Stanley and Company International PLC	1/11/2019	19,296	—
USD	21,167	PEN	71,692	BNP Paribas SA	2/19/2019	—	(78)
USD	398,093	PLN	1,493,000	BNP Paribas SA	1/15/2019	—	(923)
USD	387,434	PLN	1,433,000	HSBC Bank USA	1/15/2019	4,454	—
USD	205,115	SEK	1,852,000	Goldman Sachs Bank USA	1/4/2019	—	(3,863)
USD	824,894	SEK	7,471,000	Morgan Stanley and Company International PLC	1/4/2019	—	(18,127)
USD	9,331,821	SEK	84,298,835	Bank of America, N.A.	2/15/2019	—	(212,527)
USD	546,201	TWD	16,707,194	BNP Paribas SA	3/20/2019	—	(3,880)
						$3,035,173	($2,142,502)

WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Euro BOBL Futures	USD	133.00	Feb 2019	28	2,800,000	$ 6,008	$ (7,159)
Euro BUND Futures	USD	164.50	Feb 2019	13	1,300,000	6,579	(9,915)
						$12,587	$(17,074)
Puts
Euro BOBL Futures	USD	131.25	Feb 2019	28	2,800,000	5,055	(2,035)
Euro BUND Futures	USD	160.00	Feb 2019	13	1,300,000	6,182	(2,769)
						$11,237	$ (4,804)
						$23,824	$(21,878)
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.44	Jun 2019	708,000	$10,201	$ (3,342)
						$10,201	$ (3,342)
Puts
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.32	Jun 2019	700,000	22,220	(41,795)
U.S. Dollar versus Chinese Yuan Renminbi	Goldman Sachs International	USD	6.84	Feb 2019	1,200,000	6,559	(6,146)
						$28,779	$(47,941)
						$38,980	$(51,283)
* For this type of option, notional amounts are equivalent to number of contracts.
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Puts
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.000%	Jan 2019	USD	4,400,000	$ 3,542	$ (2,782)
5-Year Credit Default Swap	Goldman Sachs International	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	300,000	273	(502)
The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaptions (continued)
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	400,000	$ 649	$ (669)
5-Year Credit Default Swap	Morgan Stanley Company, Inc,	CDX.NA.IG.31	Sell	0.900%	Jan 2019	USD	400,000	600	(669)
5-Year Credit Default Swap	Barclays Bank PLC London	CDX.NA.IG.31	Sell	1.050%	Feb 2019	USD	300,000	519	(514)
5-Year Credit Default Swap	BNP Paribas SA	CDX.NA.IG.31	Sell	1.000%	Feb 2019	USD	400,000	530	(872)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	0.900%	Feb 2019	USD	300,000	603	(1,044)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	400,000	740	(1,093)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.050%	Feb 2019	USD	200,000	340	(343)
5-Year Credit Default Swap	JPMorgan Securities LLC	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	400,000	725	(1,093)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	0.950%	Feb 2019	USD	500,000	1,063	(1,367)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	1.000%	Feb 2019	USD	500,000	1,075	(1,089)
5-Year Credit Default Swap	Barclays Bank PLC London	CDX.NA.IG.31	Sell	1.100%	Mar 2019	USD	200,000	354	(450)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.200%	Mar 2019	USD	400,000	440	(669)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.100%	Mar 2019	USD	400,000	850	(900)
5-Year Credit Default Swap	Citibank N.A.	CDX.NA.IG.31	Sell	1.050%	Mar 2019	USD	300,000	469	(796)
5-Year Credit Default Swap	Merrill Lynch, Pierce, Fenner & Smith, Inc.	CDX.NA.IG.31	Sell	1.000%	Mar 2019	USD	600,000	1,095	(1,900)
5-Year Credit Default Swap	Goldman Sachs International	CDX.NA.IG.31	Sell	2.400%	Sep 2019	USD	500,000	850	(1,333)
5-Year Credit Default Swap	Goldman Sachs International	ITRAXX.EU.30	Sell	2.400%	Sep 2019	EUR	500,000	966	(792)
								$15,683	$(18,877)
* For this type of option, notional amounts are equivalent to number of contracts.
Inflation floors
Description	Counterparty (OTC)	Initial index	Exercise index	Expiration date		Notional amount*	Premium	Value
Floor- CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] - (Final Index/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	—
							$25,800	—
* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP Paribas SA	2,073,500,000	KRW	Fixed 2.030%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	$(35,025)	$(35,025)
JPMorgan Chase Bank N.A.	2,894,300,000	KRW	Fixed 1.993%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	(40,661)	(40,661)
								—	$(75,686)	$(75,686)
Centrally cleared	1,820,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Feb 2020	$1,736	4,684	6,420
Centrally cleared	14,400,000	USD	1 Month LIBOR + 11.700%	3 Month LIBOR	Quarterly	Quarterly	Mar 2020	—	2,052	2,052
Centrally cleared	253,200,000	USD	USD LIBOR BBA	Fixed 3.200%	At Maturity	Quarterly	Apr 2020	14,387	598,661	613,048
Centrally cleared	68,000,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2020	976,026	709	976,735
Centrally cleared	12,500,000	CAD	CAD BA CDOR	Fixed 2.300%	Semi-Annual	Semi-Annual	Jul 2020	(13,652)	32,208	18,556
Centrally cleared	21,600,000	GBP	GBP LIBOR BBA	Fixed 1.250%	At Maturity	Quarterly	Sep 2020	(1,517)	35,138	33,621
Centrally cleared	16,600,000	GBP	GBP LIBOR BBA	Fixed 1.500%	At Maturity	Quarterly	Dec 2020	47,059	23,106	70,165
Centrally cleared	900,000	BRL	BRL CDI	Fixed 8.880%	At Maturity	At Maturity	Jan 2021	853	7,819	8,672
Centrally cleared	12,800,000	EUR	EUR EURIBOR Reuters	Fixed 0.000%	Annual	Semi-Annual	Mar 2021	7,348	36,084	43,432
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Mar 2021	(75,353)	22,322	(53,031)
Centrally cleared	253,200,000	USD	Fixed 3.200%	USD LIBOR BBA	At Maturity	Quarterly	Apr 2021	3,238	(856,041)	(852,803)
Centrally cleared	21,600,000	GBP	Fixed 1.500%	GBP LIBOR BBA	At Maturity	Quarterly	Sep 2021	(12,487)	(57,192)	(69,679)
Centrally cleared	16,600,000	GBP	Fixed 1.500%	GBP LIBOR BBA	At Maturity	Quarterly	Dec 2021	(7,255)	(42,639)	(49,894)
Centrally cleared	29,600,000	USD	USD LIBOR BBA	USD LIBOR BBA	Quarterly	Quarterly	Apr 2022	—	(1,690)	(1,690)
Centrally cleared	7,000,000	USD	1 Month LIBOR + 8.375%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	7,767	7,767
Centrally cleared	4,900,000	USD	1 Month LIBOR + 7.000%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	7,662	7,662
Centrally cleared	25,500,000	USD	1 Month LIBOR + 8.500%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	(1,325)	26,088	24,763
Centrally cleared	8,600,000	MXN	MXN TIIE Banxico	Fixed 5.825%	Monthly	Monthly	Jan 2023	(31,965)	(10,026)	(41,991)
Centrally cleared	16,300,000	USD	USD LIBOR BBA	USD LIBOR BBA	Quarterly	Quarterly	Apr 2023	—	725	725
Centrally cleared	15,200,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2023	64,392	304,347	368,739
Centrally cleared	8,200,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.250%	Quarterly	Quarterly	Jun 2023	3,095	(10,802)	(7,707)
Centrally cleared	25,200,000	USD	USD LIBOR BBA	Fixed 2.750%	Semi-Annual	Quarterly	Dec 2023	(502,840)	721,291	218,451
The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	54,200,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	$992,756	$1,107,993	$2,100,749
Centrally cleared	1,620,000,000	JPY	JPY LIBOR BBA	Fixed 0.100%	Semi-Annual	Semi-Annual	Mar 2024	(45,177)	98,391	53,214
Centrally cleared	16,400,000	EUR	EUR EURIBOR Reuters	Fixed 0.500%	Annual	Semi-Annual	Mar 2024	45,224	195,609	240,833
Centrally cleared	6,200,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2024	(5,532)	(64,879)	(70,411)
Centrally cleared	300,000	EUR	EUR EURIBOR Reuters	Fixed 0.500%	Annual	Semi-Annual	Jun 2024	1,585	1,779	3,364
Centrally cleared	1,200,000	USD	Fixed 2.696%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(27,060)	(27,060)
Centrally cleared	1,200,000	USD	Fixed 2.684%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	(35)	(26,179)	(26,214)
Centrally cleared	1,200,000	USD	Fixed 2.673%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(25,436)	(25,436)
Centrally cleared	1,200,000	CAD	Fixed 1.850%	CAD BA CDOR	Semi-Annual	Semi-Annual	Sep 2027	58,859	(18,291)	40,568
Centrally cleared	500,000	USD	USD LIBOR BBA	Fixed 2.500%	Semi-Annual	Quarterly	Dec 2027	(17,094)	9,224	(7,870)
Centrally cleared	3,600,000	USD	USD LIBOR BBA	Fixed 3.200%	Semi-Annual	Quarterly	Oct 2028	(12,361)	168,083	155,722
Centrally cleared	7,100,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	156,847	(327,724)	(170,877)
Centrally cleared	1,081,000,000	JPY	Fixed 0.450%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2029	(81,901)	(176,812)	(258,713)
Centrally cleared	13,850,000	EUR	EUR EURIBOR Reuters	Fixed 1.000%	Annual	Semi-Annual	Mar 2029	(73,825)	305,897	232,072
Centrally cleared	400,000	GBP	GBP LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Mar 2029	(3,434)	6,060	2,626
Centrally cleared	9,800,000	EUR	EUR EURIBOR Reuters	Fixed 1.000%	Annual	Semi-Annual	Jun 2029	22,889	84,237	107,126
Centrally cleared	1,700,000	GBP	GBP LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2029	13,149	(5,448)	7,701
Centrally cleared	4,100,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2029	(51,921)	(48,554)	(100,475)
Centrally cleared	430,000,000	JPY	JPY LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2033	130,268	517,283	647,551
Centrally cleared	277,889,000	JPY	Fixed 0.750%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2038	40,069	(140,782)	(100,713)
Centrally cleared	120,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2045	(343,875)	114,680	(229,195)
Centrally cleared	2,400,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	(92,175)	148,231	56,056
Centrally cleared	4,300,000	USD	Fixed 2.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2048	462,423	(139,025)	323,398
Centrally cleared	1,800,000	CAD	CAD BA CDOR	Fixed 2.750%	Semi-Annual	Semi-Annual	Dec 2048	(19,965)	39,711	19,746
Centrally cleared	400,000	USD	Fixed 3.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2048	11,317	(22,739)	(11,422)
Centrally cleared	2,850,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2049	64,329	(156,157)	(91,828)
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.750%	Semi-Annual	Semi-Annual	Mar 2049	2,433	30,123	32,556
Centrally cleared	700,000	USD	Fixed 2.953%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(12,486)	(12,486)
								$1,726,593	$2,488,002	$4,214,595
								$1,726,593	$2,412,316	$4,138,909
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Bank of America N.A.	Government of Japan	300,000	USD	$300,000	1.000%	Quarterly	Jun 2022	$(7,282)	$(1,281)	$(8,563)
BNP Paribas SA	Commerzbank AG	1,200,000	EUR	1,307,340	1.000%	Quarterly	Jun 2022	42,612	15,399	58,011
BNP Paribas SA	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(56,779)	(8,870)	(65,649)
BNP Paribas SA	Republic of Korea	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2023	(41,877)	(10,668)	(52,545)
Citibank N.A	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(14,624)	(2,502)	(17,126)
Goldman Sachs International	People's Republic of China	1,700,000	USD	1,700,000	1.000%	Quarterly	Jun 2023	(29,430)	834	(28,596)
HSBC Bank USA	Republic of Korea	900,000	USD	900,000	1.000%	Quarterly	Jun 2023	(20,130)	(4,760)	(24,890)
				$9,007,340				$(127,510)	$(11,848)	$(139,358)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(5,161)	(2,138)	(7,299)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(1,601)	(2,056)	(3,657)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(22,920)	170	(22,750)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(1,677)	(1,692)	(3,369)
Centrally cleared	CDX.NA.IG.31	36,400,000	USD	36,400,000	1.000%	Quarterly	Dec 2023	(542,886)	236,943	(305,943)
Centrally cleared	iTraxx Europe Senior Financials Series 30 Version 1	1,700,000	EUR	1,932,730	1.000%	Quarterly	Dec 2023	2,296	6,553	8,849
				$40,788,150				$(571,949)	$237,780	$(334,169)
				$49,795,490				$(699,459)	$225,932	$(473,527)
The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase Bank N.A.	A.P. Moller - Maersk A/S	0.745%	1,300,000	EUR	$1,526,806	1.000%	Quarterly	Jun 2022	$(5,159)	$18,860	$13,701
JPMorgan Chase Bank N.A.	Barclays PLC	3.015%	300,000	EUR	313,969	1.000%	Quarterly	Dec 2023	(27,664)	(4,650)	(32,314)
JPMorgan Chase Bank N.A.	Lloyds Banking Group PLC	2.804%	300,000	EUR	317,498	1.000%	Quarterly	Dec 2023	(24,201)	(4,266)	(28,467)
JPMorgan Chase Bank N.A.	Republic of South Africa	2.212%	500,000	USD	472,394	1.000%	Quarterly	Dec 2023	(26,410)	(437)	(26,847)
					$2,630,667				$(83,434)	$9,507	$(73,927)
Centrally cleared	Deutsche Bank AG	1.423%	600,000	EUR	675,635	1.000%	Quarterly	Dec 2019	(4,426)	1,820	(2,606)
Centrally cleared	Daimler AG	0.457%	200,000	EUR	248,575	1.000%	Quarterly	Dec 2020	2,382	174	2,556
Centrally cleared	Exelon Generation Company LLC	0.613%	1,500,000	USD	1,459,584	1.000%	Quarterly	Jun 2022	(27,376)	47,095	19,719
Centrally cleared	CDX.EM.30	2.065%	100,000	USD	95,300	1.000%	Quarterly	Dec 2023	(4,511)	(151)	(4,662)
Centrally cleared	Tesco PLC	2.055%	1,000,000	EUR	1,190,262	1.000%	Quarterly	Jun 2025	(30,054)	(42,789)	(72,843)
Centrally cleared	Royal Dutch Shell PLC	0.828%	700,000	EUR	718,081	1.000%	Quarterly	Dec 2026	(15,980)	26,857	10,877
					$4,387,437				$(79,965)	$33,006	$(46,959)
					$7,018,104				$(163,399)	$42,513	$(120,886)
Currency swaps
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
Citibank N.A.	Floating rate equal to 3 Month EURIBOR less 0.270% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	12,400,000	USD	14,059,740	$223,193	$(93,076)	$130,117
Deutsche Bank AG	Floating rate equal to 3 Month GBP LIBOR less 0.055% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Oct 2026	GBP	800,000	USD	976,000	3,639	24,130	27,769
Goldman Sachs International	Floating rate equal to 3 Month EURIBOR less 0.299% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	18,000,000	USD	20,409,300	395,090	(209,237)	185,853
Morgan Stanley Capital Services LLC	Floating rate equal to 3 Month EURIBOR less 0.270% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jun 2019	EUR	26,700,000	USD	30,273,795	477,214	(197,043)	280,171
Royal Bank of Scotland PLC	Floating rate equal to 3 Month GBP LIBOR less 0.055% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Oct 2026	GBP	1,500,000	USD	1,830,300	44,025	7,742	51,767
									$1,143,161	$(467,484)	$675,677
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Global Bond Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
Derivatives Abbreviations
BBA	The British Banker's Association
BBR	Bank Bill Rate
CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OIS	Overnight Index Swap
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
High Yield Trust
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Argentina – 0.7%
Provincia de Buenos Aires 7.875%, 06/15/2027		$680,000	$489,607
Republic of Argentina
5.625%, 01/26/2022		230,000	194,063
6.875%, 04/22/2021		200,000	180,702
6.875%, 01/26/2027		330,000	251,625
7.500%, 04/22/2026		200,000	160,250
7.625%, 04/22/2046		200,000	144,900
			1,421,147
Brazil – 0.3%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	100,000	26,988
10.000%, 01/01/2023		2,139,000	578,006
10.000%, 01/01/2027		85,000	22,944
			627,938
High Yield Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ecuador – 0.2%
Republic of Ecuador 7.875%, 01/23/2028 (A)		$440,000	$357,500
Indonesia – 0.0%
Republic of Indonesia 8.375%, 03/15/2034	IDR	74,000,000	5,172
Mexico – 0.2%
Government of Mexico 6.500%, 06/09/2022	MXN	5,956,000	284,432
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,534,717)			$2,696,189
CORPORATE BONDS – 85.4%
Communication services – 15.9%
Altice France SA 7.375%, 05/01/2026 (A)		$3,100,000	2,844,250

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Altice Luxembourg SA 7.750%, 05/15/2022 (A)	$660,000	$600,600
AMC Entertainment Holdings, Inc. 6.125%, 05/15/2027	410,000	350,550
Carmike Cinemas, Inc. 6.000%, 06/15/2023 (A)	530,000	528,675
CCO Holdings LLC 5.125%, 05/01/2023 to 05/01/2027 (A)	2,240,000	2,132,779
CenturyLink, Inc.
5.625%, 04/01/2025	250,000	220,000
6.750%, 12/01/2023 (B)	100,000	96,375
Charter Communications Operating LLC
4.908%, 07/23/2025	720,000	715,613
6.484%, 10/23/2045	450,000	464,442
Cogent Communications Group, Inc. 5.375%, 03/01/2022 (A)	880,000	873,400
CSC Holdings LLC
6.625%, 10/15/2025 (A)	520,000	526,500
10.125%, 01/15/2023 (A)	355,000	381,895
10.875%, 10/15/2025 (A)	243,000	272,870
DISH DBS Corp.
5.875%, 11/15/2024	2,030,000	1,634,150
7.750%, 07/01/2026	2,250,000	1,861,875
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	670,000	582,900
8.000%, 02/15/2024 (A)	560,000	576,800
Level 3 Financing, Inc.
5.250%, 03/15/2026	210,000	192,150
5.625%, 02/01/2023	400,000	393,000
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (A)	1,010,000	997,375
Match Group, Inc.
5.000%, 12/15/2027 (A)	390,000	357,825
6.375%, 06/01/2024	340,000	345,950
Meredith Corp. 6.875%, 02/01/2026 (A)	480,000	469,200
Netflix, Inc.
5.875%, 02/15/2025	250,000	252,188
6.375%, 05/15/2029 (A)	700,000	690,375
Sprint Capital Corp. 8.750%, 03/15/2032	885,000	933,675
Sprint Communications, Inc. 11.500%, 11/15/2021	470,000	532,275
Sprint Corp.
7.250%, 09/15/2021	1,500,000	1,535,250
7.625%, 02/15/2025	580,000	580,000
7.875%, 09/15/2023	2,450,000	2,514,313
Telecom Italia SpA 5.303%, 05/30/2024 (A)	1,000,000	950,000
The EW Scripps Company 5.125%, 05/15/2025 (A)	420,000	385,350
Time Warner Cable LLC 7.300%, 07/01/2038	440,000	477,436
T-Mobile USA, Inc.
4.750%, 02/01/2028	780,000	705,900
6.000%, 04/15/2024	60,000	60,000
6.500%, 01/15/2026	1,160,000	1,183,200
Univision Communications, Inc. 5.125%, 02/15/2025 (A)	200,000	175,500
UPC Holding BV 5.500%, 01/15/2028 (A)	750,000	678,750
UPCB Finance IV, Ltd. 5.375%, 01/15/2025 (A)	200,000	187,024
Virgin Media Secured Finance PLC 5.500%, 08/15/2026 (A)	1,480,000	1,368,778
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Windstream Services LLC 10.500%, 06/30/2024 (A)	$840,000	$638,400
		31,267,588
Consumer discretionary – 13.0%
American Axle & Manufacturing, Inc.
6.250%, 04/01/2025 (B)	159,000	144,690
6.500%, 04/01/2027 (B)	751,000	672,145
6.625%, 10/15/2022	240,000	237,600
Bossier Casino Venture Holdco, Inc. (0.000% Cash or 14.000% PIK) 14.000%, 02/09/2023 (A)(C)	766,649	766,649
Boyne USA, Inc. 7.250%, 05/01/2025 (A)	270,000	278,775
Brinker International, Inc. 5.000%, 10/01/2024 (A)	310,000	291,400
Carriage Services, Inc. 6.625%, 06/01/2026 (A)	570,000	558,600
Carrols Restaurant Group, Inc. 8.000%, 05/01/2022	600,000	601,500
Century Communities, Inc. 5.875%, 07/15/2025	1,040,000	915,200
Delphi Technologies PLC 5.000%, 10/01/2025 (A)	370,000	311,444
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/2023 (A)	380,000	374,300
ESH Hospitality, Inc. 5.250%, 05/01/2025 (A)	770,000	716,100
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/2015 (A)(D)	3,600,425	360
frontdoor, Inc. 6.750%, 08/15/2026 (A)	420,000	399,000
Golden Nugget, Inc. 8.750%, 10/01/2025 (A)	740,000	712,250
Hanesbrands, Inc.
4.625%, 05/15/2024 (A)	510,000	478,125
4.875%, 05/15/2026 (A)	450,000	405,563
Hilton Worldwide Finance LLC
4.625%, 04/01/2025	300,000	284,250
4.875%, 04/01/2027	820,000	768,750
IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK) 4.125%, 09/15/2021 (A)	260,000	247,000
International Game Technology PLC 6.500%, 02/15/2025 (A)	400,000	394,000
Jaguar Land Rover Automotive PLC 4.500%, 10/01/2027 (A)	210,000	156,450
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (A)	550,000	514,250
L Brands, Inc. 5.250%, 02/01/2028	830,000	709,650
Lennar Corp.
4.500%, 04/30/2024	300,000	283,500
4.750%, 11/29/2027	400,000	361,000
Levi Strauss & Company 5.000%, 05/01/2025	710,000	694,025
LGI Homes, Inc. 6.875%, 07/15/2026 (A)	340,000	305,150
MGM Resorts International
4.625%, 09/01/2026	370,000	332,075
7.750%, 03/15/2022	610,000	648,888
Monitronics International, Inc. 9.125%, 04/01/2020	50,000	12,438
Murphy Oil USA, Inc.
5.625%, 05/01/2027	490,000	470,400

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Murphy Oil USA, Inc. (continued)
6.000%, 08/15/2023	$60,000	$60,300
NCL Corp., Ltd. 4.750%, 12/15/2021 (A)	654,000	649,095
New Red Finance, Inc.
4.250%, 05/15/2024 (A)(B)	340,000	313,075
5.000%, 10/15/2025 (A)	630,000	579,600
Newell Brands, Inc. 5.000%, 11/15/2023	250,000	254,359
Party City Holdings, Inc. 6.625%, 08/01/2026 (A)(B)	640,000	582,400
Sands China, Ltd. 5.400%, 08/08/2028 (A)	550,000	531,085
Scientific Games International, Inc.
5.000%, 10/15/2025 (A)	500,000	446,250
10.000%, 12/01/2022	1,210,000	1,225,113
Service Corp. International
4.625%, 12/15/2027	380,000	357,200
5.375%, 05/15/2024	230,000	227,700
7.500%, 04/01/2027	480,000	518,400
Silversea Cruise Finance, Ltd. 7.250%, 02/01/2025 (A)	682,000	721,010
Speedway Motorsports, Inc. 5.125%, 02/01/2023	610,000	597,800
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)	270,000	252,450
Taylor Morrison Communities, Inc. 5.875%, 04/15/2023 (A)	550,000	530,750
The ServiceMaster Company LLC 5.125%, 11/15/2024 (A)	550,000	519,750
TopBuild Corp. 5.625%, 05/01/2026 (A)	720,000	658,800
Viking Cruises, Ltd. 5.875%, 09/15/2027 (A)	810,000	755,325
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	875,000	807,188
Weight Watchers International, Inc. 8.625%, 12/01/2025 (A)	490,000	499,800
William Lyon Homes, Inc.
5.875%, 01/31/2025	50,000	42,500
6.000%, 09/01/2023	390,000	351,000
7.000%, 08/15/2022	180,000	178,200
		25,704,677
Consumer staples – 2.3%
Central Garden & Pet Company 5.125%, 02/01/2028	370,000	331,150
Cott Holdings, Inc. 5.500%, 04/01/2025 (A)	520,000	490,100
Kraft Heinz Foods Company 7.125%, 08/01/2039 (A)	440,000	504,558
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (A)	260,000	252,850
4.875%, 11/01/2026 (A)	1,010,000	969,600
Pilgrim's Pride Corp. 5.875%, 09/30/2027 (A)	390,000	353,925
Pyxus International, Inc.
8.500%, 04/15/2021 (A)	280,000	276,500
9.875%, 07/15/2021	80,000	60,600
Sally Holdings LLC 5.625%, 12/01/2025 (B)	510,000	469,200
Spectrum Brands, Inc.
5.750%, 07/15/2025	610,000	579,317
6.125%, 12/15/2024	230,000	221,375
		4,509,175
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy – 15.2%
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	$630,000	$607,950
6.625%, 07/15/2026 (A)	670,000	623,100
Carrizo Oil & Gas, Inc. 8.250%, 07/15/2025	800,000	784,000
Centennial Resource Production LLC 5.375%, 01/15/2026 (A)	370,000	344,100
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	740,000	736,300
Chesapeake Energy Corp.
5.375%, 06/15/2021	280,000	256,200
8.000%, 01/15/2025 (B)	320,000	282,400
8.000%, 06/15/2027	1,090,000	915,600
Continental Resources, Inc. 4.900%, 06/01/2044	330,000	292,023
Covey Park Energy LLC 7.500%, 05/15/2025 (A)	760,000	653,600
DCP Midstream Operating LP 6.750%, 09/15/2037 (A)	590,000	581,150
Diamondback Energy, Inc.
4.750%, 11/01/2024 (A)	290,000	279,850
4.750%, 11/01/2024	280,000	270,200
5.375%, 05/31/2025	610,000	594,750
Endeavor Energy Resources LP
5.500%, 01/30/2026 (A)	290,000	297,250
5.750%, 01/30/2028 (A)	300,000	306,060
Ensco PLC 7.750%, 02/01/2026	210,000	155,400
EP Energy LLC
6.375%, 06/15/2023	840,000	264,600
8.000%, 02/15/2025 (A)	580,000	239,250
9.375%, 05/01/2024 (A)	750,000	333,750
Extraction Oil & Gas, Inc.
5.625%, 02/01/2026 (A)	1,120,000	817,600
7.375%, 05/15/2024 (A)	670,000	552,750
Genesis Energy LP 5.625%, 06/15/2024	910,000	780,325
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (A)	680,000	550,800
9.875%, 04/01/2022 (A)	350,000	287,000
MEG Energy Corp.
6.375%, 01/30/2023 (A)	948,000	895,860
6.500%, 01/15/2025 (A)	250,000	253,750
7.000%, 03/31/2024 (A)	880,000	840,400
Murray Energy Corp. (9.000% Cash and 3.000% PIK) 12.000%, 04/15/2024 (A)	221,943	119,849
NGL Energy Partners LP 7.500%, 11/01/2023	900,000	864,000
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	380,000	372,400
4.875%, 08/15/2027 (A)	260,000	245,050
7.768%, 12/15/2037 (A)	500,000	570,000
Northern Oil and Gas, Inc. (8.500% Cash or 1.000% PIK) 9.500%, 05/15/2023	1,140,000	1,097,250
Oasis Petroleum, Inc.
6.250%, 05/01/2026 (A)(B)	960,000	806,400
6.875%, 03/15/2022	437,000	411,873
Petrobras Global Finance BV
6.850%, 06/05/2115	410,000	366,335
7.375%, 01/17/2027	290,000	297,975
Precision Drilling Corp. 7.125%, 01/15/2026 (A)	660,000	567,600

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Pride International LLC 7.875%, 08/15/2040		$30,000	$22,200
Range Resources Corp. 5.000%, 03/15/2023		470,000	413,600
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)		770,000	804,650
7.500%, 07/15/2038 (A)		630,000	711,900
SemGroup Corp. 5.625%, 11/15/2023		740,000	673,400
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/2025 (A)		960,000	820,800
Targa Resources Partners LP
4.250%, 11/15/2023		400,000	370,500
5.875%, 04/15/2026 (A)		560,000	544,600
Teine Energy, Ltd. 6.875%, 09/30/2022 (A)		640,000	620,800
The Williams Companies, Inc.
7.500%, 01/15/2031		880,000	1,051,149
8.750%, 03/15/2032		120,000	156,219
Transocean Guardian, Ltd. 5.875%, 01/15/2024 (A)		400,000	383,000
Transocean Pontus, Ltd. 6.125%, 08/01/2025 (A)		610,000	588,650
Transocean, Inc.
6.800%, 03/15/2038		360,000	239,400
7.250%, 11/01/2025 (A)		500,000	436,250
7.500%, 01/15/2026 (A)		180,000	157,950
Trinidad Drilling, Ltd. 6.625%, 02/15/2025 (A)		930,000	937,905
Vesta Energy Corp. 8.125%, 07/24/2023 (A)	CAD	490,000	337,386
WPX Energy, Inc.
5.750%, 06/01/2026		$220,000	199,100
8.250%, 08/01/2023		870,000	909,150
			29,893,359
Financials – 7.5%
Ally Financial, Inc.
3.500%, 01/27/2019		650,000	649,594
8.000%, 11/01/2031		80,000	88,800
ASP AMC Merger Sub, Inc. 8.000%, 05/15/2025 (A)		1,170,000	620,100
Banco Mercantil del Norte SA (6.875% to 7-6-22, then 5 Year CMT + 5.035%) 07/06/2022 (A)(E)		200,000	193,502
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) 03/15/2028 (E)		350,000	318,647
Bank of America Corp. (6.500% to 10-23-24, then 3 month LIBOR + 4.174%) 10/23/2024 (E)		280,000	283,500
Barclays Bank PLC 7.625%, 11/21/2022		200,000	207,250
Barclays PLC 4.836%, 05/09/2028		200,000	183,410
Barclays PLC (8.000% to 12-15-20, then 5 Year Euro Swap Rate + 6.750%) 12/15/2020 (E)	EUR	500,000	606,524
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) 08/19/2025 (A)(E)		$390,000	389,025
CIT Group, Inc.
5.250%, 03/07/2025		140,000	136,850
6.125%, 03/09/2028		190,000	189,050
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (5.950% to 5-15-25, then 3 month LIBOR + 3.905%) 05/15/2025 (E)	$780,000	$705,900
Citigroup, Inc. (6.300% to 5-15-24, then 3 month LIBOR + 3.423%) 05/15/2024 (E)	1,060,000	977,850
Cooperatieve Rabobank UA 5.250%, 08/04/2045	270,000	279,840
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) 12/23/2025 (A)(E)	290,000	298,777
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year U.S. Swap Rate + 4.332%) 09/12/2025 (A)(E)	200,000	188,670
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) 07/17/2023 (A)(E)	210,000	204,750
DAE Funding LLC
4.500%, 08/01/2022 (A)	10,000	9,600
5.750%, 11/15/2023 (A)	1,170,000	1,158,300
Donnelley Financial Solutions, Inc. 8.250%, 10/15/2024	590,000	585,575
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/2025 (A)	440,000	420,332
FirstCash, Inc. 5.375%, 06/01/2024 (A)	530,000	510,125
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year U.S. ISDAFIX + 4.368%) 03/30/2025 (E)	620,000	595,200
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) 03/23/2028 (E)	730,000	663,388
Intesa Sanpaolo SpA 5.017%, 06/26/2024 (A)	200,000	180,971
NatWest Markets NV 7.750%, 05/15/2023	210,000	229,859
Navient Corp.
5.875%, 03/25/2021 to 10/25/2024	340,000	294,925
6.625%, 07/26/2021	210,000	202,650
6.750%, 06/25/2025 to 06/15/2026	590,000	492,850
8.000%, 03/25/2020	688,000	699,077
Quicken Loans, Inc.
5.250%, 01/15/2028 (A)	1,300,000	1,150,500
5.750%, 05/01/2025 (A)	510,000	476,850
Radian Group, Inc. 4.500%, 10/01/2024	200,000	181,250
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) 08/15/2021 (E)	470,000	486,450
		14,859,941
Health care – 8.8%
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023 (A)(B)	270,000	228,150
Bausch Health Companies, Inc.
5.500%, 03/01/2023 (A)	1,050,000	957,275
6.125%, 04/15/2025 (A)	480,000	418,800
7.000%, 03/15/2024 (A)	1,090,000	1,100,900
9.000%, 12/15/2025 (A)	1,610,000	1,601,950
BioScrip, Inc. 8.875%, 02/15/2021 (B)	620,000	578,150
Centene Corp.
5.375%, 06/01/2026 (A)	730,000	709,925
6.125%, 02/15/2024	160,000	163,800

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
DaVita, Inc. 5.000%, 05/01/2025	$110,000	$99,825
Endo Finance LLC
5.375%, 01/15/2023 (A)	280,000	212,800
6.000%, 02/01/2025 (A)	380,000	272,650
7.250%, 01/15/2022 (A)	290,000	250,850
HCA, Inc.
4.500%, 02/15/2027	440,000	415,800
5.000%, 03/15/2024	80,000	79,200
5.250%, 06/15/2026	100,000	99,250
5.500%, 06/15/2047	1,400,000	1,326,500
5.625%, 09/01/2028	1,800,000	1,737,000
7.500%, 02/15/2022	210,000	223,125
HLF Financing Sarl LLC 7.250%, 08/15/2026 (A)	470,000	462,950
Immucor, Inc. 11.125%, 02/15/2022 (A)	320,000	320,000
Jaguar Holding Company II 6.375%, 08/01/2023 (A)	570,000	544,686
NVA Holdings, Inc. 6.875%, 04/01/2026 (A)	840,000	751,800
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/2023 (A)	620,000	626,200
Tenet Healthcare Corp.
7.500%, 01/01/2022 (A)	930,000	943,950
8.125%, 04/01/2022	2,100,000	2,105,250
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	550,000	505,546
2.800%, 07/21/2023	260,000	223,910
Valeant Pharmaceuticals International 8.500%, 01/31/2027 (A)	320,000	310,400
		17,270,642
Industrials – 8.3%
Ahern Rentals, Inc. 7.375%, 05/15/2023 (A)	130,000	104,000
Allison Transmission, Inc.
4.750%, 10/01/2027 (A)	650,000	578,500
5.000%, 10/01/2024 (A)	400,000	384,000
Avolon Holdings Funding, Ltd. 5.125%, 10/01/2023 (A)	920,000	878,600
BBA US Holdings, Inc. 5.375%, 05/01/2026 (A)	610,000	577,969
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (A)(B)	800,000	703,000
BWX Technologies, Inc. 5.375%, 07/15/2026 (A)	410,000	394,502
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (A)	480,000	463,200
Covanta Holding Corp. 5.875%, 07/01/2025	560,000	515,200
Flexi-Van Leasing, Inc. 10.000%, 02/15/2023 (A)	540,000	437,400
GFL Environmental, Inc. 5.375%, 03/01/2023 (A)	330,000	288,750
Navios Maritime Acquisition Corp. 8.125%, 11/15/2021 (A)(B)	940,000	705,000
Neovia Logistics Services LLC 8.875%, 08/01/2020 (A)	690,000	600,300
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023 (A)	830,000	776,050
5.250%, 08/15/2022 (A)	280,000	270,900
Park-Ohio Industries, Inc. 6.625%, 04/15/2027	409,000	388,550
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Prime Security Services Borrower LLC 9.250%, 05/15/2023 (A)	$818,000	$843,563
Resideo Funding, Inc. 6.125%, 11/01/2026 (A)	330,000	325,050
Standard Industries, Inc.
4.750%, 01/15/2028 (A)	570,000	478,800
5.375%, 11/15/2024 (A)	330,000	309,788
The ADT Security Corp.
4.125%, 06/15/2023	240,000	219,600
6.250%, 10/15/2021	430,000	435,913
The Brink's Company 4.625%, 10/15/2027 (A)	510,000	465,492
The Hertz Corp. 5.875%, 10/15/2020	830,000	805,100
United Airlines 2013-1 Class B Pass Through Trust 5.375%, 02/15/2023	367,182	368,908
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 10/11/2023	231,080	229,209
United Rentals North America, Inc.
4.625%, 10/15/2025	190,000	169,575
4.875%, 01/15/2028	880,000	772,200
5.500%, 05/15/2027	650,000	602,875
5.750%, 11/15/2024	90,000	86,625
6.500%, 12/15/2026	150,000	147,750
Waste Pro USA, Inc. 5.500%, 02/15/2026 (A)	440,000	404,800
XPO CNW, Inc. 6.700%, 05/01/2034	740,000	629,000
XPO Logistics, Inc.
6.125%, 09/01/2023 (A)	680,000	654,500
6.500%, 06/15/2022 (A)	367,000	363,789
		16,378,458
Information technology – 1.9%
CDK Global, Inc.
4.875%, 06/01/2027	250,000	231,875
5.875%, 06/15/2026	630,000	632,552
CommScope Technologies LLC 5.000%, 03/15/2027 (A)	420,000	340,200
Dell International LLC
5.875%, 06/15/2021 (A)	330,000	329,632
7.125%, 06/15/2024 (A)	360,000	366,300
First Data Corp. 5.000%, 01/15/2024 (A)	550,000	529,375
j2 Cloud Services LLC 6.000%, 07/15/2025 (A)	560,000	547,400
Travelport Corporate Finance PLC 6.000%, 03/15/2026 (A)	432,000	436,320
Vantiv LLC 4.375%, 11/15/2025 (A)	415,000	379,679
		3,793,333
Materials – 8.8%
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	680,000	651,100
6.750%, 09/30/2024 (A)	330,000	334,950
7.000%, 09/30/2026 (A)	830,000	846,600
ArcelorMittal 6.750%, 03/01/2041	470,000	495,018
ARD Securities Finance SARL (8.750% Cash or 8.750% PIK) 8.750%, 01/31/2023 (A)	512,390	432,970
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (A)	870,000	803,114

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Berry Global, Inc. 4.500%, 02/15/2026 (A)	$460,000	$420,900
BHP Billiton Finance USA, Ltd. (6.750% to 10-20-25, then 5 Year U.S. Swap Rate + 5.093%) 10/19/2075 (A)	450,000	468,000
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 (A)	220,000	176,550
7.250%, 04/01/2023 (A)	700,000	616,000
7.500%, 04/01/2025 (A)	840,000	693,000
Flex Acquisition Company, Inc. 7.875%, 07/15/2026 (A)	620,000	558,000
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	250,000	236,563
3.875%, 03/15/2023	160,000	148,000
4.550%, 11/14/2024	460,000	424,350
5.450%, 03/15/2043	2,030,000	1,545,338
6.875%, 02/15/2023	270,000	278,438
FXI Holdings, Inc. 7.875%, 11/01/2024 (A)	580,000	497,350
Hudbay Minerals, Inc. 7.625%, 01/15/2025 (A)	1,410,000	1,378,275
Mercer International, Inc.
5.500%, 01/15/2026	380,000	340,100
6.500%, 02/01/2024	690,000	674,475
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/2018 (A)(D)	913,644	1,177
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)	340,000	336,100
Olin Corp. 5.000%, 02/01/2030	420,000	368,025
Pactiv LLC
7.950%, 12/15/2025	380,000	370,500
8.375%, 04/15/2027	1,510,000	1,494,900
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (A)	460,000	432,400
Summit Materials LLC 5.125%, 06/01/2025 (A)	300,000	273,000
Teck Resources, Ltd. 5.200%, 03/01/2042	670,000	562,800
U.S. Concrete, Inc. 6.375%, 06/01/2024	300,000	276,000
Valvoline, Inc.
4.375%, 08/15/2025	510,000	469,200
5.500%, 07/15/2024	650,000	635,375
		17,238,568
Real estate – 2.8%
CoreCivic, Inc.
4.625%, 05/01/2023	130,000	120,250
4.750%, 10/15/2027	640,000	529,600
5.000%, 10/15/2022	390,000	373,425
CTR Partnership LP 5.250%, 06/01/2025	410,000	394,625
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	1,020,000	984,300
Hunt Companies, Inc. 6.250%, 02/15/2026 (A)	610,000	521,184
MPT Operating Partnership LP
5.000%, 10/15/2027	580,000	530,338
5.250%, 08/01/2026	250,000	235,625
5.500%, 05/01/2024	70,000	69,650
Sabra Health Care LP 5.125%, 08/15/2026	270,000	250,348
The GEO Group, Inc.
5.125%, 04/01/2023	60,000	54,000
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
The GEO Group, Inc. (continued)
5.875%, 10/15/2024	$750,000	$661,875
Uniti Group LP
6.000%, 04/15/2023 (A)	190,000	171,950
8.250%, 10/15/2023	130,000	113,100
WeWork Companies, Inc. 7.875%, 05/01/2025 (A)(B)	590,000	523,625
		5,533,895
Utilities – 0.9%
NRG Energy, Inc. 7.250%, 05/15/2026	40,000	41,650
Red Oak Power LLC 9.200%, 11/30/2029	1,030,000	1,287,500
Suburban Propane Partners LP 5.875%, 03/01/2027	450,000	398,250
		1,727,400
TOTAL CORPORATE BONDS (Cost $183,314,972)		$168,177,036
CONVERTIBLE BONDS – 1.4%
Communication services – 1.0%
DISH Network Corp.
2.375%, 03/15/2024	420,000	334,390
3.375%, 08/15/2026	110,000	88,827
GCI Liberty, Inc. 1.750%, 09/30/2046 (A)	110,000	107,110
Liberty Interactive LLC 1.750%, 09/30/2046 (A)	180,000	184,041
Liberty Media Corp.
2.125%, 03/31/2048 (A)	550,000	514,316
2.250%, 12/01/2048 (A)	350,000	345,437
Live Nation Entertainment, Inc. 2.500%, 03/15/2023 (A)	20,000	20,365
Twitter, Inc. 1.000%, 09/15/2021	470,000	428,655
		2,023,141
Energy – 0.2%
Cheniere Energy, Inc. 4.250%, 03/15/2045	140,000	97,384
Chesapeake Energy Corp. 5.500%, 09/15/2026	260,000	209,264
		306,648
Industrials – 0.1%
FTI Consulting, Inc. 2.000%, 08/15/2023 (A)	280,000	266,875
Information technology – 0.1%
Western Digital Corp. 1.500%, 02/01/2024 (A)	120,000	97,248
TOTAL CONVERTIBLE BONDS (Cost $2,968,761)		$2,693,912
TERM LOANS (F) – 3.3%
Communication services – 0.3%
American Media, Inc., Bridge Term Loan (3 month LIBOR + 8.000%) 10.522%, 09/30/2019 (C)	600,000	588,375
Consumer discretionary – 0.8%
CWGS Group LLC, 2016 Term Loan (1 month LIBOR + 2.750%) 5.129%, 11/08/2023	793,800	715,079
PetSmart, Inc., Term Loan B2 (1 month LIBOR + 3.000%) 5.380%, 03/11/2022	999,949	787,460

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (F) (continued)
Consumer discretionary (continued)
TOMS Shoes LLC, Term Loan B (3 month LIBOR + 5.500%) 8.300%, 10/28/2020	$163,719	$127,427
		1,629,966
Energy – 0.7%
Eastern Power LLC, Term Loan B (1 month LIBOR + 3.750%) 6.272%, 10/02/2023	564,144	550,508
Murray Energy Corp., 2018 Term Loan B2 (3 month LIBOR + 7.250%) 9.777%, 10/17/2022	370,610	312,239
Permian Production Partners LLC, Term Loan (1 month LIBOR + 6.000%) 8.510%, 05/18/2024	458,250	444,503
		1,307,250
Health care – 0.9%
Immucor, Inc., Extended Term Loan B (3 month LIBOR + 5.000%) 7.803%, 06/15/2021	287,975	282,576
Lantheus Medical Imaging, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.750%) 6.272%, 06/30/2022	451,950	441,781
Radnet Management, Inc., Reprice Term Loan (3 month LIBOR + 3.750%) 6.190%, 06/30/2023	811,429	799,257
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B 11/16/2025 TBD (G)	310,000	293,338
		1,816,952
Industrials – 0.6%
Commercial Barge Line Company, 2015 1st Lien Term Loan (1 month LIBOR + 8.750%) 11.272%, 11/12/2020	614,319	439,852
NCI Building Systems, Inc., 2018 Term Loan (3 month LIBOR + 3.750%) 6.175%, 04/12/2025	557,200	507,052
Temple Generation I LLC, 2nd Lien Term Loan (3 month LIBOR + 8.000%) 10.455%, 02/07/2023	263,074	260,883
		1,207,787
TOTAL TERM LOANS (Cost $7,102,077)		$6,550,330
ASSET BACKED SECURITIES – 4.5%
ARES XLIV CLO, Ltd. Series 2017-44A, Class D (3 month LIBOR + 6.550%) 8.986%, 10/15/2029 (A)(H)	700,000	658,263
Avery Point VI CLO, Ltd. Series 2015-6A, Class E1 (3 month LIBOR + 5.500%) 8.082%, 08/05/2027 (A)(H)	750,000	692,563
BlueMountain CLO, Ltd.
Series 2012-2A, Class ER2 (3 month LIBOR + 5.750%) 8.395%, 11/20/2028 (A)(H)	350,000	318,479
Series 2015-2A, Class ER (3 month LIBOR + 5.200%) 7.645%, 07/18/2027 (A)(H)	250,000	236,341
Carlyle US CLO, Ltd. Series 2017-2A, Class C (3 month LIBOR + 3.700%) 6.169%, 07/20/2031 (A)(H)	750,000	739,415
High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Catskill Park CLO, Ltd. Series 2017-1A, Class D (3 month LIBOR + 6.000%) 8.469%, 04/20/2029 (A)(H)	$400,000	$370,839
Cent CLO 24, Ltd. Series 2015-24A, Class CR (3 month LIBOR + 3.150%) 5.586%, 10/15/2026 (A)(H)	360,000	347,882
Cumberland Park CLO, Ltd. Series 2015-2A, Class ER (3 month LIBOR + 5.650%) 8.119%, 07/20/2028 (A)(H)	750,000	712,510
CVP CLO, Ltd. Series 2017-2, Class D (3 month LIBOR + 2.650%) 5.119%, 01/20/2031 (A)(H)	500,000	454,933
Jamestown CLO VIII, Ltd. Series 2015-8A, Class D2 (3 month LIBOR + 6.750%) 9.186%, 01/15/2028 (A)(H)	750,000	714,239
LCM, Ltd. Partnership Series 2022-A, Class DR (3 month LIBOR + 5.500%) 8.002%, 10/20/2028 (A)(H)	500,000	450,615
Oaktree CLO, Ltd. Series 2015-1A, Class DR (3 month LIBOR + 5.200%) 7.669%, 10/20/2027 (A)(H)	250,000	235,609
OZLM XIX, Ltd. Series 2017-19A, Class C (3 month LIBOR + 3.100%) 5.536%, 11/22/2030 (A)(H)	810,000	770,394
Saranac CLO III, Ltd. Series 2014-3A, Class DR (3 month LIBOR + 3.250%) 5.616%, 06/22/2030 (A)(H)	570,000	530,630
THL Credit Wind River CLO, Ltd. Series 2016-1A, Class ER (3 month LIBOR + 5.550%) 7.986%, 07/15/2028 (H)	750,000	717,273
Treman Park CLO, Ltd. Series 2015-1A, Class ERR (3 month LIBOR + 5.500%) 7.965%, 10/20/2028 (A)(H)	250,000	224,842
Venture XVII CLO, Ltd.
Series 2014-17A, Class DRR (3 month LIBOR + 2.820%) 5.256%, 04/15/2027 (A)(H)	350,000	328,292
Series 2014-17A, Class ERR (3 month LIBOR + 5.740%) 8.176%, 04/15/2027 (A)(H)	350,000	330,580
TOTAL ASSET BACKED SECURITIES (Cost $9,234,087)		$8,833,699
COMMON STOCKS – 1.7%
Communication services – 0.0%
New Cotai, Inc., Class B (C)(I)(J)	3	47,989
Vertis Holdings, Inc. (C)(J)	69,391	0
		47,989
Consumer discretionary – 0.3%
Bossier Casino Venture Holdco, Inc. (A)(C)(J)	43,365	595,835
Energy – 1.2%
Berry Petroleum Corp. (B)	195,481	1,694,769
Blue Ridge Mountain Resources, Inc. (J)	97,958	392,616
Hercules Offshore, Inc. (B)(C)(J)	45,689	43,534

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy (continued)
KCAD Holdings I, Ltd. (C)(J)	165,553,563	$198,664
MWO Holdings LLC (C)(J)	445	26,246
		2,355,829
Industrials – 0.2%
Temple Generation I LLC (J)	17,991	386,807
Tricer Holdco SCA (C)(J)	43,750	49
		386,856
TOTAL COMMON STOCKS (Cost $11,140,678)		$3,386,509
PREFERRED SECURITIES – 0.8%
Financials – 0.8%
B. Riley Financial, Inc., 6.875%	8,875	204,835
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.401% (H)	51,072	1,294,675
		1,499,510
Industrials – 0.0%
Tricer Holdco SCA (C)(J)	20,998,941	20,999
TOTAL PREFERRED SECURITIES (Cost $2,824,910)		$1,520,509
ESCROW CERTIFICATES – 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (C)(J)	$3,000,000	0
9.875%, 03/01/2049 (C)(J)	2,050,000	0
10.250%, 11/01/2049 (C)(J)	1,025,000	0
Magellan Health, Inc. 9.750%, 05/15/2020 (C)(J)	1,930,000	500
TOTAL ESCROW CERTIFICATES (Cost $435,127)		$500
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Over the Counter Option on 5 Year Credit Default Swap on CDX.NA.HY.31 (Expiration date: 1-16-19; Strike Rate: 1.048%; Counterparty: Citigroup Global Markets, Inc.) (J)(K)	4,950,000	1,313
Puts – 0.0%
Over the Counter Option on SPDR S&P Oil & Gas Exploration & Production ETF (Expiration Date: 1-18-19; Strike Price: $34.00; Counterparty: Citigroup Global Markets, Inc.) (J)(K)	3,100	23,016
TOTAL PURCHASED OPTIONS (Cost $16,408)		$24,329
SECURITIES LENDING COLLATERAL – 3.0%
John Hancock Collateral Trust, 2.4078% (L)(M)	590,785	5,909,757
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,909,622)		$5,909,757
Total Investments (High Yield Trust) (Cost $226,481,359) – 101.5%		$199,792,770
Other assets and liabilities, net – (1.5%)		(2,896,932)
TOTAL NET ASSETS – 100.0%		$196,895,838
High Yield Trust (continued)
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,906,628 or 51.8% of the fund's net assets as of 12-31-18.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Non-income producing - Issuer is in default.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 12-31-18.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2019	$9,703,205	$9,863,125	$159,920
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

High Yield Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	11	Short	Mar 2019	(1,533,200)	(1,606,000)	$(72,800)
						$87,120

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,852,103	USD	1,425,100	BNP Paribas SA	1/18/2019	—	($67,879)
USD	230,310	EUR	197,131	BNP Paribas SA	1/18/2019	$4,166	—
						$4,166	($67,879)

WRITTEN OPTIONS
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Puts
5-Year Credit Default Swap	Citigroup Global Markets, Inc.	CDX.NA.HY.31	Sell	1.000%	Jan 2019	USD	4,950,000	$10,890	$(17,058)
								$10,890	$(17,058)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 71.2%
U.S. Government – 23.7%
U.S. Treasury Bonds
2.250%, 08/15/2046	$975,000	$834,865
2.500%, 02/15/2045 (A)	1,204,000	1,093,173
2.500%, 02/15/2046	648,000	586,117
3.000%, 11/15/2044 to 02/15/2048	5,250,000	5,244,307
3.625%, 08/15/2043	680,000	753,998
3.750%, 11/15/2043	2,689,000	3,042,215
4.375%, 11/15/2039	2,205,000	2,707,151
4.500%, 02/15/2036 (A)	1,542,000	1,902,260
5.375%, 02/15/2031	3,000	3,813
U.S. Treasury Inflation Protected Security 0.375%, 07/15/2027	7,484,278	7,100,822
U.S. Treasury Notes
1.375%, 04/30/2021	258,000	251,587
1.625%, 06/30/2020 (A)	3,425,000	3,378,434
1.625%, 11/30/2020 to 04/30/2023	4,770,000	4,618,248
1.875%, 01/31/2022 to 02/28/2022	10,125,000	9,943,238
2.000%, 06/30/2024 (A)	2,060,000	2,003,210
2.000%, 02/15/2025	7,467,000	7,223,973
2.750%, 02/15/2024	66,000	66,703
3.125%, 05/15/2021 (A)	7,350,000	7,457,859
		58,211,973
U.S. Government Agency – 47.5%
Federal Home Loan Mortgage Corp.
3.000%, TBA (B)	1,300,000	1,295,486
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
3.500%, TBA (B)	$3,300,000	$3,297,965
3.500%, 03/01/2048 to 06/01/2048	5,238,748	5,238,178
4.000%, TBA (B)	12,700,000	12,943,112
4.500%, TBA (B)	3,300,000	3,414,632
5.000%, 12/01/2034	174,300	184,780
6.500%, 04/01/2029 to 08/01/2034	11,225	12,606
7.500%, 12/01/2025 to 05/01/2028	4,976	5,450
Federal National Mortgage Association
2.500%, 07/01/2030 to 04/01/2045	1,647,531	1,572,455
2.660%, 03/01/2027	815,000	782,438
2.720%, 03/01/2027	756,744	731,223
2.780%, 03/01/2027	344,592	334,067
2.880%, 11/01/2027	1,045,111	1,011,682
2.970%, 06/01/2027 to 06/01/2030	1,265,155	1,217,488
3.000%, 07/01/2027	735,000	718,488
3.160%, 08/01/2027	985,000	975,740
3.500%, TBA (B)	36,005,000	35,992,870
3.500%, 06/01/2046 to 05/01/2048	12,612,375	12,623,001
4.000%, TBA (B)	10,225,000	10,422,731
5.000%, TBA (B)	1,800,000	1,884,991
Government National Mortgage Association
3.000%, TBA (B)	4,300,000	4,234,987
3.500%, TBA (B)	9,100,000	9,162,341

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
4.000%, TBA (B)		$3,600,000	$3,686,505
4.000%, 11/15/2040 to 02/15/2042		73,568	75,996
4.500%, TBA (B)		4,600,000	4,757,594
6.000%, 08/15/2032 to 04/15/2035		67,391	75,344
6.500%, 06/15/2028 to 02/15/2035		33,166	36,721
7.000%, 11/15/2031 to 11/15/2033		180,268	200,811
			116,889,682
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $175,701,292)			$175,101,655
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Argentina – 0.1%
Republic of Argentina 5.250%, 01/15/2028	EUR	135,000	110,429
Ghana – 0.1%
Republic of Ghana 8.627%, 06/16/2049 (C)		$200,000	174,307
Hungary – 0.0%
Republic of Hungary 6.375%, 03/29/2021		86,000	90,753
Panama – 0.1%
Republic of Panama 4.300%, 04/29/2053		200,000	185,702
Romania – 0.1%
Government of Romania 6.125%, 01/22/2044		302,000	334,651
Spain – 0.1%
Kingdom of Spain 0.250%, 01/31/2019	EUR	165,000	189,115
Tunisia – 0.1%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/2023		190,000	207,970
United Arab Emirates – 0.2%
Abu Dhabi Government 4.125%, 10/11/2047 (C)		$600,000	576,679
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,987,089)			$1,869,606
CORPORATE BONDS – 28.2%
Communication services – 3.7%
AT&T, Inc.
4.100%, 02/15/2028		140,000	134,674
4.125%, 02/17/2026		255,000	249,144
4.250%, 03/01/2027		80,000	78,357
4.300%, 02/15/2030		320,000	302,601
4.750%, 05/15/2046		215,000	191,355
AT&T, Inc. (3 month LIBOR + 0.650%) 3.086%, 01/15/2020 (D)		75,000	74,869
Charter Communications Operating LLC
4.464%, 07/23/2022		295,000	297,820
4.908%, 07/23/2025		265,000	263,385
5.750%, 04/01/2048		255,000	239,074
6.484%, 10/23/2045		370,000	381,875
Comcast Cable Communications LLC 8.500%, 05/01/2027		96,000	123,867
Comcast Corp.
2.350%, 01/15/2027		45,000	40,274
3.200%, 07/15/2036		55,000	47,365
3.950%, 10/15/2025		115,000	116,414
4.049%, 11/01/2052		255,000	229,215
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Comcast Corp. (continued)
4.150%, 10/15/2028	$105,000	$106,686
4.600%, 10/15/2038	115,000	116,256
4.950%, 10/15/2058	95,000	96,731
Cox Communications, Inc.
3.150%, 08/15/2024 (C)	461,000	443,450
4.800%, 02/01/2035 (C)	85,000	77,570
Discovery Communications LLC
3.800%, 03/13/2024	190,000	185,338
3.950%, 06/15/2025 (C)	117,000	112,436
4.900%, 03/11/2026	100,000	100,783
DISH DBS Corp. 6.750%, 06/01/2021	66,000	65,320
Sprint Corp. 7.125%, 06/15/2024	85,000	84,240
Sprint Spectrum Company LLC 5.152%, 03/20/2028 (C)	280,000	275,100
Telecom Italia Capital SA
6.000%, 09/30/2034	15,000	12,975
7.721%, 06/04/2038	25,000	24,828
Telecom Italia SpA 5.303%, 05/30/2024 (C)	500,000	475,000
Telefonica Emisiones SAU 7.045%, 06/20/2036	170,000	193,895
Tencent Holdings, Ltd.
2.985%, 01/19/2023 (C)	295,000	286,677
3.595%, 01/19/2028 (C)	200,000	188,024
Time Warner Cable LLC
4.500%, 09/15/2042	415,000	334,013
5.875%, 11/15/2040	195,000	183,997
Verizon Communications, Inc.
4.272%, 01/15/2036	160,000	149,900
4.400%, 11/01/2034	225,000	217,068
4.500%, 08/10/2033	55,000	54,335
4.522%, 09/15/2048	220,000	206,391
4.672%, 03/15/2055	138,000	126,912
4.812%, 03/15/2039	120,000	118,052
4.862%, 08/21/2046	55,000	54,124
5.012%, 08/21/2054	65,000	62,898
5.250%, 03/16/2037	220,000	229,406
Verizon Communications, Inc. (3 month LIBOR + 0.550%) 3.203%, 05/22/2020 (D)	55,000	54,880
Viacom, Inc.
4.250%, 09/01/2023	640,000	637,462
4.375%, 03/15/2043	114,000	90,483
Videotron, Ltd. 5.375%, 06/15/2024 (C)	40,000	39,600
Vodafone Group PLC 4.375%, 05/30/2028	440,000	427,084
Warner Media LLC
2.950%, 07/15/2026	280,000	250,459
3.800%, 02/15/2027	25,000	23,470
3.875%, 01/15/2026	70,000	66,888
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)	65,000	61,588
5.000%, 08/01/2023 (C)	10,000	9,725
		9,014,333
Consumer discretionary – 1.4%
Alibaba Group Holding, Ltd.
3.400%, 12/06/2027	235,000	217,423
4.200%, 12/06/2047	400,000	355,159
Amazon.com, Inc.
2.800%, 08/22/2024	80,000	77,751
3.875%, 08/22/2037	295,000	286,766

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Aramark Services, Inc. 4.750%, 06/01/2026	$10,000	$9,400
Comcast Corp. 4.250%, 10/15/2030	145,000	146,744
Cox Communications, Inc. 2.950%, 06/30/2023 (C)	50,000	48,109
Ford Motor Company
4.750%, 01/15/2043	70,000	54,188
5.291%, 12/08/2046	75,000	61,645
Ford Motor Credit Company LLC 3.815%, 11/02/2027	200,000	168,837
General Motors Company
5.400%, 04/01/2048	250,000	213,166
5.950%, 04/01/2049	90,000	81,249
6.250%, 10/02/2043	140,000	131,369
6.750%, 04/01/2046	180,000	174,441
General Motors Financial Company, Inc. 3.950%, 04/13/2024	130,000	123,454
General Motors Financial Company, Inc. (3 month LIBOR + 1.560%) 3.996%, 01/15/2020 (D)	100,000	100,468
GLP Capital LP 5.300%, 01/15/2029	145,000	141,814
Lennar Corp. 4.750%, 11/29/2027	25,000	22,563
Liberty Interactive LLC 8.250%, 02/01/2030	75,000	73,125
Lowe's Companies, Inc. 3.700%, 04/15/2046	15,000	12,250
McDonald's Corp. 3.350%, 04/01/2023	205,000	203,951
PulteGroup, Inc. 5.500%, 03/01/2026	20,000	19,250
Starbucks Corp.
3.800%, 08/15/2025	140,000	138,511
4.000%, 11/15/2028	85,000	84,007
The Home Depot, Inc. 3.500%, 09/15/2056	95,000	80,015
Toll Brothers Finance Corp. 4.875%, 11/15/2025	50,000	46,750
VOC Escrow, Ltd. 5.000%, 02/15/2028 (C)	10,000	9,225
Volkswagen Group of America Finance LLC 3.875%, 11/13/2020 (C)	375,000	376,756
		3,458,386
Consumer staples – 2.3%
Altria Group, Inc.
2.850%, 08/09/2022	600,000	575,957
3.875%, 09/16/2046	285,000	217,381
Anheuser-Busch Companies LLC
3.650%, 02/01/2026 (C)	415,000	392,275
4.700%, 02/01/2036 (C)	50,000	46,560
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/2023	415,000	404,070
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 01/12/2024	320,000	312,637
3.750%, 07/15/2042	236,000	186,396
4.600%, 04/15/2048	120,000	107,726
4.750%, 04/15/2058	240,000	209,231
BAT Capital Corp.
2.297%, 08/14/2020	285,000	278,209
3.222%, 08/15/2024	160,000	147,354
4.390%, 08/15/2037	350,000	286,765
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Conagra Brands, Inc.
3.800%, 10/22/2021	$55,000	$55,017
4.600%, 11/01/2025	30,000	30,108
5.300%, 11/01/2038	45,000	42,567
Conagra Brands, Inc. (3 month LIBOR + 0.750%) 3.219%, 10/22/2020 (D)	30,000	29,916
Constellation Brands, Inc.
2.650%, 11/07/2022	265,000	253,732
2.700%, 05/09/2022	40,000	38,633
3.600%, 02/15/2028	175,000	161,260
4.400%, 11/15/2025	150,000	150,365
4.500%, 05/09/2047	25,000	22,849
4.750%, 12/01/2025	233,000	238,067
Kraft Heinz Foods Company
4.375%, 06/01/2046	175,000	144,356
4.625%, 01/30/2029	485,000	479,828
Reynolds American, Inc. 4.000%, 06/12/2022	40,000	39,567
Sysco Corp. 2.500%, 07/15/2021	245,000	240,036
Walmart, Inc. 3.400%, 06/26/2023	500,000	505,121
		5,595,983
Energy – 1.8%
Andeavor Logistics LP
4.250%, 12/01/2027	220,000	207,799
6.250%, 10/15/2022	15,000	15,300
Canadian Natural Resources, Ltd. 3.850%, 06/01/2027	380,000	358,660
Continental Resources, Inc.
4.500%, 04/15/2023	15,000	14,762
5.000%, 09/15/2022	36,000	35,743
DCP Midstream Operating LP
4.950%, 04/01/2022	20,000	19,800
5.600%, 04/01/2044	30,000	25,950
Encana Corp. 3.900%, 11/15/2021	155,000	155,125
Energy Transfer Operating LP 4.200%, 09/15/2023	95,000	93,620
EQM Midstream Partners LP
4.750%, 07/15/2023	120,000	119,438
5.500%, 07/15/2028	145,000	142,094
Hess Corp.
4.300%, 04/01/2027	405,000	370,924
6.000%, 01/15/2040	15,000	13,763
Kerr-McGee Corp. 6.950%, 07/01/2024	240,000	267,548
Marathon Oil Corp. 3.850%, 06/01/2025	70,000	65,697
Marathon Petroleum Corp. 3.800%, 04/01/2028 (C)	100,000	93,900
MPLX LP
4.000%, 03/15/2028	100,000	93,780
4.125%, 03/01/2027	165,000	157,183
4.700%, 04/15/2048	60,000	52,056
5.200%, 03/01/2047	40,000	36,866
Petroleos Mexicanos
6.500%, 01/23/2029	35,000	32,638
6.750%, 09/21/2047	192,000	158,763
Phillips 66 3.900%, 03/15/2028	120,000	115,988
QEP Resources, Inc. 5.375%, 10/01/2022	40,000	36,400
Sabine Pass Liquefaction LLC 4.200%, 03/15/2028	40,000	38,283

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
SM Energy Company 6.125%, 11/15/2022		$35,000	$33,075
Texas Eastern Transmission LP
2.800%, 10/15/2022 (C)		175,000	168,279
3.500%, 01/15/2028 (C)		55,000	51,958
The Williams Companies, Inc. 4.300%, 03/04/2024		60,000	59,787
TransCanada PipeLines, Ltd.
4.750%, 05/15/2038		75,000	72,368
6.100%, 06/01/2040		20,000	22,196
Transcontinental Gas Pipe Line Company LLC 4.000%, 03/15/2028		55,000	53,813
Tullow Oil PLC 7.000%, 03/01/2025 (C)		200,000	185,500
Valero Energy Corp. 3.400%, 09/15/2026		185,000	169,528
Valero Energy Partners LP 4.500%, 03/15/2028		245,000	240,034
Western Gas Partners LP
4.500%, 03/01/2028		250,000	233,815
4.750%, 08/15/2028		160,000	152,397
5.500%, 08/15/2048		15,000	13,370
WPX Energy, Inc. 5.250%, 09/15/2024		45,000	40,725
YPF SA 16.500%, 05/09/2022 (C)	ARS	6,797,946	116,878
			4,335,803
Financials – 8.5%
American Express Company 3.400%, 02/27/2023		$275,000	272,425
Banco Bilbao Vizcaya Argentaria SA (6.125% to 11-16-27, then 5 Year U.S. Swap Rate + 3.870%) 11/16/2027 (E)		200,000	167,500
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) 04/14/2021 (E)	EUR	200,000	248,055
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.414%) 05/18/2022 (E)		200,000	211,682
Banco Santander SA 3.800%, 02/23/2028		$400,000	355,998
Bank of America Corp.
2.503%, 10/21/2022		105,000	101,092
4.183%, 11/25/2027		25,000	24,043
4.200%, 08/26/2024		160,000	158,676
7.750%, 05/14/2038		400,000	517,822
Bank of America Corp. (3.124% to 1-20-22, then 3 month LIBOR + 1.160%) 01/20/2023		110,000	108,144
Bank of America Corp. (3.366% to 1-23-25, then 3 month LIBOR + 0.810%) 01/23/2026		740,000	707,807
Bank of America Corp. (3.705% to 4-24-27, then 3 month LIBOR + 1.512%) 04/24/2028		825,000	791,833
Barclays Bank PLC 2.650%, 01/11/2021		230,000	225,192
Berkshire Hathaway Energy Company 3.250%, 04/15/2028		135,000	128,501
BNP Paribas SA
2.950%, 05/23/2022 (C)		200,000	192,736
3.375%, 01/09/2025 (C)		270,000	254,197
4.400%, 08/14/2028 (C)		200,000	195,326
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
BNP Paribas SA (7.625% to 3-30-21, then 5 Year U.S. Swap Rate + 6.314%) 03/30/2021 (C)(E)		$230,000	$234,313
Caixa Geral de Depositos SA (10.750% to 3-30-22, then 5 Year Euro Swap Rate + 10.925%) 03/30/2022 (E)	EUR	200,000	249,773
Citigroup, Inc.
2.700%, 10/27/2022		$145,000	139,765
3.200%, 10/21/2026		225,000	207,787
4.650%, 07/30/2045		23,000	22,433
4.750%, 05/18/2046		112,000	103,421
4.450%, 09/29/2027		320,000	308,558
Citigroup, Inc. (3 month LIBOR + 0.790%) 3.204%, 01/10/2020 (D)		100,000	100,133
Citigroup, Inc. (3 month LIBOR + 1.100%) 3.740%, 05/17/2024 (D)		650,000	634,146
Citigroup, Inc. (3.520% to 10-27-27, then 3 month LIBOR + 1.151%) 10/27/2028		125,000	116,642
Citigroup, Inc. (4.075% to 4-23-28, then 3 month LIBOR + 1.192%) 04/23/2029		220,000	214,706
CNO Financial Group, Inc. 5.250%, 05/30/2025		80,000	76,200
Credit Agricole SA (4.000% to 1-10-28, then 5 Year U.S. Swap Rate + 1.644%) 01/10/2033 (C)		250,000	229,069
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) 12/23/2025 (C)(E)		400,000	412,106
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) 12/18/2024 (E)		475,000	448,666
DAE Funding LLC
4.500%, 08/01/2022 (C)		5,000	4,800
5.000%, 08/01/2024 (C)		5,000	4,838
Ford Credit Canada Company 2.939%, 02/19/2019	CAD	145,000	106,236
Genworth Holdings, Inc. 4.900%, 08/15/2023		$50,000	41,375
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)		730,000	720,686
HSBC Holdings PLC
2.950%, 05/25/2021		200,000	197,180
3.600%, 05/25/2023		400,000	397,692
HSBC Holdings PLC (3.262% to 3-13-22, then 3 month LIBOR + 1.055%) 03/13/2023		240,000	234,867
HSBC Holdings PLC (4.583% to 6-19-28, then 3 month LIBOR + 1.535%) 06/19/2029		200,000	198,366
HSBC Holdings PLC (6.000% to 5-22-27, then 5 Year U.S. ISDAFIX + 3.746%) 05/22/2027 (E)		225,000	202,608
Intesa Sanpaolo SpA 3.375%, 01/12/2023 (C)		200,000	185,260
Intesa Sanpaolo SpA (7.750% to 1-11-27, then 5 Year Euro Swap Rate + 7.192%) 01/11/2027 (E)	EUR	225,000	270,003
JPMorgan Chase & Co.
2.400%, 06/07/2021		$470,000	459,692
2.750%, 06/23/2020		20,000	19,882
JPMorgan Chase & Co. (3.220% to 3-1-24, then 3 month LIBOR + 1.155%) 03/01/2025		295,000	284,945

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (3.509% to 1-23-28, then 3 month LIBOR + 0.945%) 01/23/2029	$285,000	$269,934
JPMorgan Chase & Co. (3.797% to 7-23-23, then 3 month LIBOR + 0.890%) 07/23/2024	295,000	295,514
JPMorgan Chase & Co. (4.005% to 4-23-28, then 3 month LIBOR + 1.120%) 04/23/2029	295,000	290,131
Massachusetts Mutual Life Insurance Company 8.875%, 06/01/2039 (C)	31,000	46,514
MGIC Investment Corp. 5.750%, 08/15/2023	30,000	29,850
Morgan Stanley
2.500%, 04/21/2021	625,000	612,428
3.125%, 07/27/2026	55,000	50,764
3.625%, 01/20/2027	275,000	261,500
3.950%, 04/23/2027	165,000	155,646
4.000%, 07/23/2025	118,000	116,465
4.350%, 09/08/2026	70,000	68,061
Morgan Stanley (3 month LIBOR + 0.740%) 3.217%, 07/23/2019 (D)	50,000	49,997
Morgan Stanley (3 month LIBOR + 0.850%) 3.337%, 01/24/2019 (D)	95,000	95,026
Morgan Stanley (3.591% to 7-22-27, then 3 month LIBOR + 1.340%) 07/22/2028	660,000	623,794
Navient Corp. 7.250%, 01/25/2022 to 09/25/2023	85,000	80,363
Santander Holdings USA, Inc. 3.700%, 03/28/2022	200,000	196,411
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) 09/13/2021 (C)(E)	375,000	365,156
Standard Chartered PLC (7.500% to 4-2-22, then 5 Year U.S. Swap Rate + 6.301%) 04/02/2022 (E)	200,000	200,500
The Bank of Nova Scotia (3 month LIBOR + 0.620%) 3.371%, 12/05/2019 (D)	100,000	100,020
The Goldman Sachs Group, Inc.
2.350%, 11/15/2021	50,000	48,208
5.150%, 05/22/2045	55,000	51,251
6.250%, 02/01/2041	160,000	182,692
6.750%, 10/01/2037	165,000	186,515
The Goldman Sachs Group, Inc. (2.876% to 10-31-21, then 3 month LIBOR + 0.821%) 10/31/2022	200,000	194,233
The Goldman Sachs Group, Inc. (2.905% to 7-24-22, then 3 month LIBOR + 0.990%) 07/24/2023	215,000	204,764
The Goldman Sachs Group, Inc. (3 month LIBOR + 0.800%) 3.579%, 12/13/2019 (D)	110,000	110,021
The Goldman Sachs Group, Inc. (3.691% to 6-5-27, then 3 month LIBOR + 1.510%) 06/05/2028	170,000	158,081
The Goldman Sachs Group, Inc. (3.814% to 4-23-28, then 3 month LIBOR + 1.158%) 04/23/2029	365,000	340,978
The Goldman Sachs Group, Inc. (4.017% to 10-31-37, then 3 month LIBOR + 1.373%) 10/31/2038	600,000	527,813
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (4.223% to 5-1-28, then 3 month LIBOR + 1.301%) 05/01/2029		$225,000	$216,666
Toyota Motor Credit Corp. (3 month LIBOR + 0.140%) 2.754%, 11/14/2019 (D)		100,000	99,849
UBS Group Funding Switzerland AG 2.650%, 02/01/2022 (C)		380,000	367,777
UBS Group Funding Switzerland AG (6.875% to 3-22-21, then 5 Year U.S. ISDAFIX + 5.497%) 03/22/2021 (E)		300,000	299,850
UBS Group Funding Switzerland AG (7.000% to 2-19-25, then 5 Year U.S. Swap Rate + 4.866%) 02/19/2025 (E)		200,000	203,500
UniCredit SpA (5.375% to 6-3-25, then 5 Year Euro Swap Rate + 4.925%) 06/03/2025 (E)	EUR	200,000	192,200
UniCredit SpA (6.625% to 6-3-23, then 5 Year Euro Swap Rate + 6.387%) 06/03/2023 (E)		200,000	215,395
Wells Fargo & Company
2.625%, 07/22/2022		$175,000	168,737
3.000%, 04/22/2026 to 10/23/2026		310,000	288,194
3.069%, 01/24/2023		605,000	589,241
4.400%, 06/14/2046		245,000	226,601
4.900%, 11/17/2045		15,000	14,631
5.606%, 01/15/2044		15,000	16,246
Wells Fargo & Company (3.584% to 5-22-27, then 3 month LIBOR + 1.310%) 05/22/2028		440,000	422,670
Willis North America, Inc. 3.600%, 05/15/2024		115,000	112,273
			20,833,637
Health care – 3.3%
Aetna, Inc. 2.800%, 06/15/2023		90,000	85,585
Allergan Funding SCS 3.450%, 03/15/2022		135,000	132,929
Amgen, Inc. 2.650%, 05/11/2022		155,000	151,441
Anthem, Inc.
3.500%, 08/15/2024		165,000	161,832
3.650%, 12/01/2027		270,000	258,117
4.625%, 05/15/2042		170,000	164,067
Bausch Health Companies, Inc.
6.500%, 03/15/2022 (C)		35,000	35,230
7.000%, 03/15/2024 (C)		10,000	10,100
Baxalta, Inc. 3.600%, 06/23/2022		11,000	10,916
Bayer US Finance II LLC 4.250%, 12/15/2025 (C)		460,000	447,908
Becton, Dickinson and Company
3.363%, 06/06/2024		490,000	470,599
3.700%, 06/06/2027		295,000	278,886
Boston Scientific Corp. 4.000%, 03/01/2028		270,000	262,226
Cardinal Health, Inc. 2.616%, 06/15/2022		235,000	226,373
Celgene Corp. 4.625%, 05/15/2044		10,000	8,795
Cigna Corp.
4.125%, 11/15/2025 (C)		180,000	179,830
4.375%, 10/15/2028 (C)		970,000	975,999

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Community Health Systems, Inc.
5.125%, 08/01/2021		$5,000	$4,638
6.250%, 03/31/2023		50,000	45,440
CVS Health Corp.
3.125%, 03/09/2020		245,000	244,484
3.875%, 07/20/2025		179,000	174,514
4.100%, 03/25/2025		435,000	431,182
5.050%, 03/25/2048		185,000	180,172
5.125%, 07/20/2045		170,000	165,688
Elanco Animal Health, Inc.
3.912%, 08/27/2021 (C)		167,000	168,032
4.272%, 08/28/2023 (C)		165,000	164,850
Gilead Sciences, Inc. 4.150%, 03/01/2047		600,000	553,468
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/2025		390,000	392,661
HCA, Inc. 4.750%, 05/01/2023		5,000	4,925
IQVIA, Inc. 4.875%, 05/15/2023 (C)		70,000	68,600
Mylan NV
3.150%, 06/15/2021		120,000	117,511
3.750%, 12/15/2020		170,000	169,886
3.950%, 06/15/2026		144,000	131,308
Mylan, Inc.
4.550%, 04/15/2028 (C)		135,000	125,896
5.200%, 04/15/2048 (C)		65,000	53,660
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/2021		290,000	280,413
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 07/21/2023		100,000	86,119
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026		20,000	18,467
3.000%, 04/15/2023		80,000	77,826
UnitedHealth Group, Inc.
3.500%, 06/15/2023		150,000	151,284
3.700%, 12/15/2025		110,000	111,151
3.750%, 07/15/2025		165,000	167,099
4.250%, 04/15/2047 to 06/15/2048		110,000	109,773
4.750%, 07/15/2045		60,000	63,566
			8,123,446
Industrials – 1.7%
CSX Corp. 3.250%, 06/01/2027		335,000	315,298
Delta Air Lines, Inc.
3.625%, 03/15/2022		95,000	92,962
3.800%, 04/19/2023		150,000	147,592
FedEx Corp. 4.550%, 04/01/2046		80,000	72,806
Fluor Corp. 4.250%, 09/15/2028		295,000	287,556
Fortive Corp. 2.350%, 06/15/2021		160,000	156,004
Glencore Finance Europe, Ltd. 6.500%, 02/27/2019	GBP	50,000	64,173
HD Supply, Inc. 5.375%, 10/15/2026 (C)		$25,000	24,215
IHS Markit, Ltd. 4.125%, 08/01/2023		665,000	658,217
Ingersoll-Rand Global Holding Company, Ltd. 2.900%, 02/21/2021		145,000	143,626
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Lockheed Martin Corp. 4.090%, 09/15/2052	$486,000	$455,790
Mexico City Airport Trust 3.875%, 04/30/2028 (C)	200,000	175,700
Oshkosh Corp. 5.375%, 03/01/2025	35,000	34,913
Pitney Bowes, Inc. 4.700%, 04/01/2023	105,000	92,663
Sensata Technologies BV 5.000%, 10/01/2025 (C)	75,000	70,500
Standard Industries, Inc. 5.375%, 11/15/2024 (C)	85,000	79,794
Union Pacific Corp. 4.375%, 09/10/2038	375,000	371,128
United Rentals North America, Inc. 5.500%, 07/15/2025 to 05/15/2027	110,000	102,701
United Technologies Corp.
2.800%, 05/04/2024	15,000	14,138
3.650%, 08/16/2023	630,000	627,492
3.950%, 08/16/2025	185,000	183,650
4.625%, 11/16/2048	50,000	48,352
		4,219,270
Information technology – 1.5%
Apple, Inc. 3.450%, 02/09/2045	80,000	70,941
Broadcom Corp.
2.375%, 01/15/2020	250,000	246,851
3.125%, 01/15/2025	75,000	67,736
3.625%, 01/15/2024	700,000	662,226
3.875%, 01/15/2027	280,000	251,355
Entegris, Inc. 4.625%, 02/10/2026 (C)	10,000	9,200
Fidelity National Information Services, Inc. 4.250%, 05/15/2028	105,000	104,371
First Data Corp. 5.000%, 01/15/2024 (C)	55,000	52,938
Hewlett Packard Enterprise Company 6.350%, 10/15/2045	120,000	112,134
Intel Corp. 4.100%, 05/19/2046	130,000	127,477
Microchip Technology, Inc. 4.333%, 06/01/2023 (C)	205,000	199,948
Microsoft Corp.
3.700%, 08/08/2046	120,000	115,522
3.950%, 08/08/2056	240,000	234,562
Nokia OYJ
4.375%, 06/12/2027	140,000	130,200
6.625%, 05/15/2039	40,000	40,600
NXP BV 4.875%, 03/01/2024 (C)	630,000	632,766
Oracle Corp. 4.000%, 11/15/2047	110,000	102,513
salesforce.com, Inc.
3.250%, 04/11/2023	135,000	135,686
3.700%, 04/11/2028	90,000	90,530
Versum Materials, Inc. 5.500%, 09/30/2024 (C)	20,000	19,800
Western Digital Corp. 4.750%, 02/15/2026 (F)	435,000	377,363
		3,784,719
Materials – 1.5%
Anglo American Capital PLC
4.750%, 04/10/2027 (C)	200,000	191,646
4.875%, 05/14/2025 (C)	280,000	274,302

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
ArcelorMittal 6.125%, 06/01/2025	$60,000	$62,823
CF Industries, Inc. 4.950%, 06/01/2043	50,000	38,750
Commercial Metals Company 5.375%, 07/15/2027	20,000	17,900
DowDuPont, Inc.
4.205%, 11/15/2023	420,000	429,445
4.725%, 11/15/2028	420,000	435,590
FMG Resources August 2006 Pty, Ltd. 5.125%, 05/15/2024 (C)(F)	20,000	18,400
Glencore Funding LLC (3 month LIBOR + 1.360%) 3.796%, 01/15/2019 (D)	75,000	75,012
Kaiser Aluminum Corp. 5.875%, 05/15/2024	65,000	63,538
LyondellBasell Industries NV 4.625%, 02/26/2055	120,000	101,208
Methanex Corp.
4.250%, 12/01/2024	170,000	164,985
5.650%, 12/01/2044	45,000	40,414
Olin Corp. 5.125%, 09/15/2027	45,000	41,400
SABIC Capital II BV 4.000%, 10/10/2023 (C)	295,000	293,525
Steel Dynamics, Inc.
4.125%, 09/15/2025	90,000	82,688
5.500%, 10/01/2024	20,000	19,800
Syngenta Finance NV
4.892%, 04/24/2025 (C)	200,000	189,189
5.182%, 04/24/2028 (C)	200,000	185,574
The Chemours Company 5.375%, 05/15/2027	45,000	40,500
The Sherwin-Williams Company 3.450%, 06/01/2027	210,000	195,865
Vale Overseas, Ltd.
6.250%, 08/10/2026	445,000	480,600
6.875%, 11/10/2039	45,000	51,975
Westrock Company 4.650%, 03/15/2026 (C)	290,000	294,569
		3,789,698
Real estate – 0.7%
Crown Castle International Corp.
3.150%, 07/15/2023	170,000	163,408
3.200%, 09/01/2024	70,000	66,251
SBA Tower Trust
2.898%, 10/11/2044 (C)	505,000	502,032
3.168%, 04/09/2047 (C)	530,000	520,906
3.448%, 03/15/2023 (C)	435,000	432,162
		1,684,759
Utilities – 1.8%
ACWA Power Management and Investments One, Ltd. 5.950%, 12/15/2039 (C)	459,000	430,763
AmeriGas Partners LP
5.625%, 05/20/2024	20,000	18,900
5.875%, 08/20/2026	40,000	36,500
DTE Energy Company 1.500%, 10/01/2019	170,000	167,482
Duke Energy Florida LLC 3.400%, 10/01/2046	305,000	263,189
Duke Energy Progress LLC
3.600%, 09/15/2047	55,000	48,890
3.700%, 10/15/2046	70,000	63,322
Exelon Corp.
2.450%, 04/15/2021	50,000	48,900
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Exelon Corp. (continued)
2.850%, 06/15/2020	$250,000	$247,981
Fortis, Inc. 2.100%, 10/04/2021	75,000	72,099
Georgia Power Company 2.000%, 09/08/2020	540,000	527,640
IPALCO Enterprises, Inc. 3.700%, 09/01/2024	175,000	170,349
Oncor Electric Delivery Company LLC 5.750%, 03/15/2029 (C)	70,000	81,749
Pacific Gas & Electric Company
2.950%, 03/01/2026	80,000	65,807
3.300%, 12/01/2027	540,000	440,922
3.400%, 08/15/2024	224,000	194,244
3.500%, 06/15/2025	70,000	60,019
3.750%, 02/15/2024	72,000	63,865
5.125%, 11/15/2043	15,000	12,945
6.050%, 03/01/2034	305,000	282,924
Sempra Energy 2.400%, 02/01/2020	155,000	152,898
South Carolina Electric & Gas Company
3.500%, 08/15/2021	65,000	65,180
4.250%, 08/15/2028	90,000	93,258
4.500%, 06/01/2064	250,000	231,459
Southern California Edison Company
3.700%, 08/01/2025	50,000	49,898
4.125%, 03/01/2048	30,000	28,444
The AES Corp.
4.000%, 03/15/2021	35,000	34,388
4.500%, 03/15/2023	15,000	14,625
5.125%, 09/01/2027	5,000	4,800
The Southern Company
2.950%, 07/01/2023	70,000	67,629
3.250%, 07/01/2026	180,000	168,702
Vistra Operations Company LLC 5.500%, 09/01/2026 (C)	255,000	245,438
		4,455,209
TOTAL CORPORATE BONDS (Cost $71,938,266)		$69,295,243
MUNICIPAL BONDS – 0.8%
Chicago Board of Education (Illinois)
6.138%, 12/01/2039	85,000	80,767
6.319%, 11/01/2029	185,000	182,264
Chicago Transit Authority, Series B (Illinois) 6.899%, 12/01/2040	265,000	338,535
City of Chicago (Illinois)
7.045%, 01/01/2029	145,000	156,045
7.375%, 01/01/2033	460,000	505,793
State of California 7.550%, 04/01/2039	160,000	229,208
State of Illinois, GO
4.950%, 06/01/2023	205,000	208,145
5.363%, 02/01/2019	20,000	20,034
5.877%, 03/01/2019	340,000	341,503
TOTAL MUNICIPAL BONDS (Cost $2,072,318)		$2,062,294
TERM LOANS (G) – 1.6%
Communication services – 0.3%
CSC Holdings LLC, 2018 Term Loan B (1 month LIBOR + 2.500%) 4.955%, 01/25/2026	99,500	95,229

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Communication services (continued)
Formula One Management, Ltd., 2018 USD Term Loan (1 month LIBOR + 2.500%) 5.022%, 02/01/2024	$131,829	$124,358
ION Media Networks, Inc., 2017 Term Loan B3 (1 month LIBOR + 2.750%) 5.280%, 12/18/2020	206,003	199,479
Sprint Communications, Inc., 1st Lien Term Loan B (1 month LIBOR + 2.500%) 5.063%, 02/02/2024	137,550	130,558
Univision Communications, Inc., Term Loan C5 (1 month LIBOR + 2.750%) 5.272%, 03/15/2024	102,390	92,450
		642,074
Consumer discretionary – 0.3%
APX Group, Inc., 2018 Term Loan B (Prime rate + 4.000% and 2 month LIBOR + 5.000%) 7.497%, 04/01/2024	199,500	193,681
Bass Pro Group LLC, Term Loan B (1 month LIBOR + 5.000%) 7.522%, 09/25/2024	98,750	94,257
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%) 4.666%, 09/15/2023	104,830	100,768
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%) 5.272%, 12/22/2024	110,177	105,613
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%) 5.530%, 10/21/2024	123,750	118,181
Staples, Inc., 2017 Term Loan B (3 month LIBOR + 4.000%) 6.541%, 09/12/2024	128,700	123,123
		735,623
Consumer staples – 0.2%
Brightview Landscapes LLC, 2018 1st Lien Term Loan B (1 month LIBOR + 2.500%) 5.010%, 08/15/2025	172,687	164,485
Coty, Inc., 2018 USD Term Loan B (1 month LIBOR + 2.250%) 4.633%, 04/07/2025	168,976	155,669
Post Holdings, Inc., 2017 Series A Incremental Term Loan (1 month LIBOR + 2.000%) 4.510%, 05/24/2024	35,714	34,345
Reynolds Group Holdings, Inc., USD 2017 Term Loan (1 month LIBOR + 2.750%) 5.272%, 02/05/2023	116,937	111,090
		465,589
Energy – 0.1%
California Resources Corp., Second Out Term Loan (1 month LIBOR + 10.375%) 12.897%, 12/31/2021	110,000	107,525
Foresight Energy LLC, 2017 1st Lien Term Loan (3 month LIBOR + 5.750%) 8.277%, 03/28/2022	124,541	121,686
		229,211
Financials – 0.1%
Asurion LLC, 2018 Term Loan B6 (1 month LIBOR + 3.000%) 5.522%, 11/03/2023	187,834	179,617
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Health care – 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.750%) 5.272%, 03/01/2024	$144,375	$136,615
Endo International PLC, 2017 Term Loan B (1 month LIBOR + 4.250%) 6.813%, 04/29/2024	147,750	139,624
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 month LIBOR + 2.750%) 5.553%, 06/07/2023	101,225	95,657
One Call Corp., 2018 Term Loan B (1 month LIBOR + 5.250%) 7.705%, 11/25/2022	79,295	69,819
US Renal Care, Inc., 2015 1st Lien Term Loan (3 month LIBOR + 4.250%) 7.053%, 12/30/2022	101,164	96,055
Valeant Pharmaceuticals International, 2018 Term Loan B (1 month LIBOR + 3.000%) 5.379%, 06/02/2025	96,250	91,732
		629,502
Industrials – 0.2%
AVSC Holding Corp., 2018 1st Lien Term Loan (1 and 3 month LIBOR + 3.250%) 5.894%, 03/01/2025	74,624	70,520
Brand Industrial Services, Inc., 2017 Term Loan (3 month LIBOR + 4.250%) 6.732%, 06/21/2024	197,000	186,630
Gardner Denver, Inc., 2017 USD Term Loan B (1 month LIBOR + 2.750%) 5.272%, 07/30/2024	127,669	123,001
RBS Global, Inc., 2017 Term Loan B (1 month LIBOR + 2.000%) 4.522%, 08/21/2024	64,187	62,101
TransDigm, Inc., 2018 Term Loan E (1 month LIBOR + 2.500%) 5.022%, 05/30/2025	98,931	93,134
		535,386
Information technology – 0.1%
Conduent Business Services LLC, USD Term Loan B (1 month LIBOR + 2.500%) 5.022%, 12/07/2023	127,400	120,792
First Data Corp., 2017 USD Term Loan (1 month LIBOR + 2.000%) 4.504%, 07/08/2022	119,707	114,769
WEX, Inc., 2017 Term Loan B2 (1 month LIBOR + 2.250%) 4.772%, 06/30/2023	145,633	139,755
		375,316
Materials – 0.1%
Berry Global, Inc., 2018 Term Loan T (3 month LIBOR + 1.750%) 4.137%, 01/06/2021	223,197	217,555
TOTAL TERM LOANS (Cost $4,194,612)		$4,009,873
COLLATERALIZED MORTGAGE OBLIGATIONS – 13.8%
Commercial and residential – 10.6%
Alternative Loan Trust
Series 2005-27, Class 2A1 (12 month Treasury Average Index + 1.350%), 3.507%, 08/25/2035 (D)	214,118	196,843
Series 2005-56, Class 5A1 (1 month LIBOR + 0.320%), 2.635%, 11/25/2035 (D)	96,856	88,739

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Alternative Loan Trust (continued)
Series 2005-72, Class A1 (1 month LIBOR + 0.540%), 2.855%, 01/25/2036 (D)	$27,672	$26,241
Series 2005-7CB, Class 2A8 (1 month LIBOR + 0.450%), 2.765%, 04/25/2035 (D)	175,652	164,507
Series 2006-9T1, Class A1, 5.750%, 05/25/2036	119,604	86,406
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11 (12 month Treasury Average Index + 0.940%), 2.993%, 10/25/2046 (D)	51,155	44,758
Series 2007-2, Class A1 (1 month LIBOR + 0.125%), 2.440%, 03/25/2047 (D)	29,119	26,432
Angel Oak Mortgage Trust I LLC Series 2017-2, Class A1 2.478%, 07/25/2047 (C)(H)	206,437	203,311
Angel Oak Mortgage Trust LLC
Series 2017-1, Class A1, 2.810%, 01/25/2047 (C)(H)	46,103	45,826
Series 2017-3, Class A1, 2.708%, 11/25/2047 (C)(H)	170,737	169,361
BANK Series 2017-BNK8, Class XA IO 0.749%, 11/15/2050	4,498,659	236,495
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO, 1.513%, 02/15/2050	3,424,348	308,321
Series 2017-DELC, Class A (1 month LIBOR + 0.850%), 3.305%, 08/15/2036 (C)(D)	949,000	947,587
BBCMS Trust Series 2013-TYSN, Class A2 3.756%, 09/05/2032 (C)	330,000	332,522
BCAP LLC Trust Series 2006-AA2, Class A1 (1 month LIBOR + 0.170%) 2.485%, 01/25/2037 (D)	158,356	147,631
Bear Stearns ALT-A Trust Series 2005-10, Class 11A1 (1 month LIBOR + 0.500%) 2.815%, 01/25/2036 (D)	207,443	210,676
Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1 (1 month LIBOR + 0.180%) 2.495%, 10/25/2036 (D)	17,650	16,161
Bellemeade Re, Ltd.
Series 2018-2A, Class M1A (1 month LIBOR + 0.950%), 3.265%, 08/25/2028 (C)(D)	710,000	708,203
Series 2018-3A, Class M1A (1 month LIBOR + 1.200%), 3.515%, 10/25/2027 (C)(D)	684,000	683,807
Benchmark Mortgage Trust
Series 2018-B1, Class XA IO, 0.528%, 01/15/2051	1,348,658	49,728
Series 2018-B4, Class XA IO, 0.544%, 07/15/2051	2,401,398	89,192
Chase Mortgage Finance Trust Series 2005-S3, Class A10 5.500%, 11/25/2035	211,052	203,062
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3 (1 month LIBOR + 0.680%), 2.995%, 03/25/2035 (D)	$48,815	$45,480
Series 2007-HY4, Class 1A1, 4.092%, 09/25/2047 (H)	139,407	129,306
CIM Trust Series 2017-7, Class A 3.000%, 04/25/2057 (C)(H)	711,616	705,980
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class XA IO, 1.016%, 07/10/2047	2,201,557	94,571
Series 2015-GC29, Class AA IO, 1.107%, 04/10/2048	2,042,229	100,056
Civic Mortgage LLC Series 2018-1, Class A1 3.892%, 06/25/2022 (C)	151,014	150,813
COLT Mortgage Loan Trust
Series 2016-3, Class A1, 2.800%, 12/26/2046 (C)(H)	88,541	87,823
Series 2017-1, Class A1, 2.614%, 05/27/2047 (C)(H)	155,353	154,378
Series 2018-1, Class A1, 2.930%, 02/25/2048 (C)(H)	217,838	215,328
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) Series 2013-WWP, Class A2 3.424%, 03/10/2031 (C)	800,000	812,636
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class A4, 4.051%, 04/10/2047	480,000	495,329
Series 2014-CR17, Class A5, 3.977%, 05/10/2047	390,000	401,421
Series 2015-LC19, Class A4, 3.183%, 02/10/2048	625,105	616,616
Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-300P, Class A1 4.353%, 08/10/2030 (C)	260,000	273,005
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.505%, 04/15/2050	15,000	15,041
Series 2015-C2, Class XA IO, 0.802%, 06/15/2057	5,423,399	208,973
Series 2016-C6, Class XA IO, 1.795%, 01/15/2049	1,684,157	149,700
CSMC Trust Series 2017-FHA1, Class A1 3.250%, 04/25/2047 (C)(H)	285,675	278,802
Deephaven Residential Mortgage Trust
Series 2017-1A, Class A1, 2.725%, 12/26/2046 (C)(H)	79,058	78,276
Series 2017-2A, Class A1, 2.453%, 06/25/2047 (C)(H)	154,113	151,571
Series 2017-3A, Class A1, 2.577%, 10/25/2047 (C)(H)	181,740	179,420
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1 (1 month LIBOR + 0.150%) 2.465%, 03/25/2037 (D)	75,250	68,328

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
FREMF Mortgage Trust
Series 2010-K8, Class B, 5.445%, 09/25/2043 (C)(H)	$520,000	$533,964
Series 2014-K503, Class B, 3.139%, 10/25/2047 (C)(H)	465,000	463,056
Series 2018-K86, Class C, 4.293%, 07/25/2051 (C)(H)	90,000	80,981
Galton Funding Mortgage Trust Series 2018-1, Class A43 3.500%, 11/25/2057 (C)(H)	219,728	219,021
GMACM Mortgage Loan Trust Series 2006-AR1, Class 1A1 3.832%, 04/19/2036 (H)	199,510	176,232
GS Mortgage Securities Trust
Series 2012-ALOH, Class A, 3.551%, 04/10/2034 (C)	670,000	675,045
Series 2014-GC20, Class A5, 3.998%, 04/10/2047	395,000	407,557
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1, 4.055%, 01/25/2036 (H)	8,740	8,653
Series 2007-1F, Class 4A1 (1 month LIBOR + 0.300%), 2.615%, 01/25/2037 (D)	127,771	70,912
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A (1 month LIBOR + 0.660%), 3.130%, 09/19/2035 (D)	48,724	43,116
Series 2006-12, Class 2A13 (1 month LIBOR + 0.240%), 2.710%, 12/19/2036 (D)	251,251	229,328
Series 2007-7, Class 2A1B (1 month LIBOR + 1.000%), 3.315%, 10/25/2037 (D)	105,007	87,560
Series 2006-12, Class 2A2A (1 month LIBOR + 0.190%), 2.660%, 01/19/2038 (D)	89,052	85,535
Home RE, Ltd. Series 2018-1, Class M1 (1 month LIBOR + 1.600%) 3.915%, 10/25/2028 (C)(D)	365,000	365,445
IndyMac INDA Mortgage Loan Trust Series 2006-AR3, Class 1A1 4.288%, 12/25/2036 (H)	70,990	66,931
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class A4, 3.997%, 04/15/2047	395,000	405,522
Series 2014-C22, Class A4, 3.801%, 09/15/2047	135,000	137,237
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class A3 3.141%, 12/15/2049	735,000	712,003
JPMorgan Mortgage Trust Series 2006-A3, Class 3A2 3.658%, 05/25/2036 (H)	19,616	18,915
Lehman XS Trust Series 2006-16N, Class A4A (1 month LIBOR + 0.190%) 2.505%, 11/25/2046 (D)	192,056	178,458
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
LSTAR Securities Investment, Ltd.
Series 2017-6, Class A (1 month LIBOR + 1.750%), 4.095%, 09/01/2022 (C)(D)	$154,863	$154,815
Series 2017-7, Class A (1 month LIBOR + 1.750%), 4.099%, 10/01/2022 (C)(D)	252,076	253,387
Series 2017-8, Class A (1 month LIBOR + 1.650%), 3.999%, 11/01/2022 (C)(D)	177,985	178,080
Series 2018-1, Class A (1 month LIBOR + 1.550%), 3.895%, 02/01/2023 (C)(D)	171,434	171,256
Luminent Mortgage Trust Series 2006-4, Class A1A (1 month LIBOR + 0.190%) 2.505%, 05/25/2046 (D)	182,279	160,483
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 3A7 4.443%, 11/21/2034 (H)	37,589	38,477
MFA Trust Series 2017-RPL1, Class A1 2.588%, 02/25/2057 (C)(H)	165,568	162,827
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class XA IO 1.101%, 12/15/2047	1,548,911	57,292
Morgan Stanley Capital I Trust
Series 2014-MP, Class A, 3.469%, 08/11/2033 (C)	475,000	480,572
Series 2017-H1, Class XA IO, 1.449%, 06/15/2050	776,704	63,355
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.750%, 11/26/2035 (C)(H)	495,005	495,230
Series 2016-4A, Class A1, 3.750%, 11/25/2056 (C)(H)	494,922	494,063
Series 2017-1A, Class A1, 4.000%, 02/25/2057 (C)(H)	935,480	940,956
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (C)(H)	848,996	856,479
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (C)(H)	687,323	691,227
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (C)(H)	552,285	556,983
Series 2017-5A, Class A1 (1 month LIBOR + 1.500%), 3.815%, 06/25/2057 (C)(D)	617,082	628,107
Series 2018-4A, Class A1S (1 month LIBOR + 0.750%), 3.031%, 01/25/2048 (C)(D)	838,754	834,340
Oaktown Re II, Ltd. Series 2018-1A, Class M1 (1 month LIBOR + 1.550%) 3.865%, 07/25/2028 (C)(D)	455,000	455,551
OBP Depositor LLC Trust Series 2010-OBP, Class A 4.646%, 07/15/2045 (C)	311,000	316,225
RALI Series Trust
Series 2007-QH7, Class 1A1 (1 month LIBOR + 0.250%), 2.565%, 08/25/2037 (D)	98,974	91,339

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
RALI Series Trust (continued)
Series 2007-QH9, Class A1, 3.362%, 11/25/2037 (H)	$94,745	$84,072
STACR Trust Series 2018-HRP1, Class M2 (1 month LIBOR + 1.650%) 3.965%, 04/25/2043 (C)(D)	191,838	192,070
Verus Securitization Trust Series 2018-2, Class A1 3.677%, 06/01/2058 (C)(H)	603,071	602,010
WaMu Mortgage Pass-Through Certificates Series 2007-HY6, Class 1A1 3.591%, 06/25/2037 (H)	26,026	24,132
Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, Class 1A1 (1 month LIBOR + 0.600%) 2.915%, 07/25/2036 (D)	37,004	25,154
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5, 3.817%, 08/15/2050	310,000	315,850
Series 2015-NXS1, Class D, 4.100%, 05/15/2048 (H)	40,000	35,176
Series 2015-NXS1, Class XA IO, 1.155%, 05/15/2048	2,069,804	97,938
Series 2015-NXS3, Class XA IO, 1.149%, 09/15/2057	4,596,540	209,149
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A1 4.290%, 03/25/2036 (H)	25,226	25,599
WF-RBS Commercial Mortgage Trust
Series 2014-C19, Class A5, 4.101%, 03/15/2047	304,634	314,958
Series 2014-C20, Class A5, 3.995%, 05/15/2047	600,000	617,503
		25,988,788
U.S. Government Agency – 3.2%
Federal Home Loan Mortgage Corp.
Series 3883, Class PB, 3.000%, 05/15/2041	146,719	146,801
Series 4139, Class PA, 2.500%, 11/15/2041	562,003	553,036
Series K064, Class X1 IO, 0.744%, 03/25/2027	2,316,718	97,441
Series K068, Class A2, 3.244%, 08/25/2027	545,000	542,878
Federal National Mortgage Association
Series 2012-18, Class GA, 2.000%, 12/25/2041	245,923	237,091
Series 2012-21, Class PQ, 2.000%, 09/25/2041	127,729	122,440
Series 2012-52, Class PA, 3.500%, 05/25/2042	146,989	150,117
Series 2012-75, Class KC, 2.500%, 12/25/2041	261,045	255,386
Series 2014-04, Class 1M2 (1 month LIBOR + 4.900%), 7.215%, 11/25/2024 (D)	149,048	166,359
Series 2015-04, Class 1M2 (1 month LIBOR + 5.700%), 8.015%, 04/25/2028 (D)	81,370	91,860
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2015-48, Class QB, 3.000%, 02/25/2043	$349,489	$346,784
Series 2016-11, Class GA, 2.500%, 03/25/2046	223,725	218,950
Series 2016-38, Class NA , 3.000%, 01/25/2046	95,127	94,366
Series 2016-C02, Class 1M2 (1 month LIBOR + 6.000%), 8.315%, 09/25/2028 (D)	69,000	79,202
Series 2016-C07, Class 2M2 (1 month LIBOR + 4.350%), 6.665%, 05/25/2029 (D)	485,000	525,229
Series 2017-26, Class CG, 3.500%, 07/25/2044	376,086	380,753
Series 2017-34, Class JK, 3.000%, 05/25/2047	205,481	203,688
Series 2017-72, Class B, 3.000%, 09/25/2047	313,534	312,499
Series 2017-72, Class CD, 3.000%, 09/25/2047	324,683	324,118
Series 2017-96, Class PA, 3.000%, 12/25/2054	381,484	378,270
Series 2017-C01, Class 1M2 (1 month LIBOR + 3.550%), 5.865%, 07/25/2029 (D)	240,000	254,351
Series 2018-23, Class LA, 3.500%, 04/25/2048	299,869	309,956
Series 2018-38, Class PC, 3.500%, 03/25/2045	371,236	376,388
Series 2018-70, Class HA, 3.500%, 10/25/2056	369,028	374,676
Series 2018-72, Class BA, 3.500%, 07/25/2054	492,873	499,011
Series 2018-77, Class PA, 3.500%, 02/25/2048	166,759	168,726
Series 2018-80, Class GD, 3.500%, 12/25/2047	392,094	396,663
Government National Mortgage Association
Series 2006-38, Class XS IO (1 month LIBOR + 7.250%), 4.795%, 09/16/2035 (D)	72,061	7,759
Series 2013-37, Class LG, 2.000%, 01/20/2042	388,829	371,180
		7,985,978
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $34,118,912)		$33,974,766
ASSET BACKED SECURITIES – 21.9%
ABFC Trust Series 2006-HE1, Class A2D (1 month LIBOR + 0.220%) 2.535%, 01/25/2037 (D)	138,644	88,603
AIMCO CLO Series 2015-AA, Class AR (3 month LIBOR + 0.850%) 3.286%, 01/15/2028 (C)(D)	365,000	359,069
ALM XII, Ltd. Series 2015-12A, Class A1R2 (3 month LIBOR + 0.890%) 3.326%, 04/16/2027 (C)(D)	775,000	768,873

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Anchorage Capital CLO, Ltd. Series 2016-9A, Class A (3 month LIBOR + 1.510%) 3.946%, 01/15/2029 (C)(D)	$446,849	$446,843
Apidos CLO XII Series 2013-12A, Class AR (3 month LIBOR + 1.080%) 3.516%, 04/15/2031 (C)(D)	505,000	499,960
Apidos CLO XXI Series 2015-21A, Class A1R (3 month LIBOR + 0.930%) 3.375%, 07/18/2027 (C)(D)	1,080,000	1,071,638
Atlas Senior Loan Fund IX, Ltd. Series 2018-9A, Class A (3 month LIBOR + 0.870%) 3.339%, 04/20/2028 (C)(D)	800,000	786,826
Atlas Senior Loan Fund X, Ltd. Series 2018-10A, Class A (3 month LIBOR + 1.090%) 3.526%, 01/15/2031 (C)(D)	385,000	380,234
Atlas Senior Loan Fund, Ltd. Series 2013-2A, Class A1RR (3 month LIBOR + 0.680%) 3.296%, 02/17/2026 (C)(D)	476,830	473,471
Atrium XII Series 2012-A, Class AR (3 month LIBOR + 0.830%) 3.299%, 04/22/2027 (C)(D)	765,000	755,855
Atrium XIII Series 2013-A, Class A1 (3 month LIBOR + 1.180%) 3.657%, 11/21/2030 (C)(D)	658,000	649,562
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR (3 month LIBOR + 1.100%) 3.590%, 04/25/2026 (C)(D)	613,960	612,153
Avery Point VI CLO, Ltd. Series 2015-6A, Class AR (3 month LIBOR + 1.050%) 3.632%, 08/05/2027 (C)(D)	1,230,000	1,216,987
Bayview Koitere Fund Trust Series 2017-RT4, Class A 3.500%, 07/28/2057 (C)(H)	738,553	731,940
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A 3.500%, 01/28/2058 (C)(H)	496,329	491,283
Bayview Opportunity Master Fund IIIa Trust Series 2017-RN8, Class A1 3.352%, 11/28/2032 (C)	118,380	117,868
Bayview Opportunity Master Fund IV Trust Series 2018-RN2, Class A1 3.598%, 02/25/2033 (C)	143,410	142,301
Bayview Opportunity Master Fund IVa Trust
Series 2017-SPL1, Class A 4.000%, 10/28/2064 (C)(H)	603,730	605,524
Series 2017-SPL5, Class A 3.500%, 06/28/2057 (C)(H)	372,278	368,890
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL3, Class A 4.000%, 11/28/2053 (C)(H)	282,795	283,707
Series 2017-SPL4, Class A 3.500%, 01/28/2055 (C)(H)	317,816	314,972
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CAL Funding II, Ltd. Series 2012-1A, Class A 3.470%, 10/25/2027 (C)	$76,667	$76,200
Carlyle Global Market Strategies CLO, Ltd.
Series 2015-2A, Class A1R (3 month LIBOR + 0.780%) 3.289%, 04/27/2027 (C)(D)	770,000	761,083
Series 2016-3A, Class A2 (3 month LIBOR + 1.900%) 4.369%, 10/20/2029 (C)(D)	430,000	424,058
CBAM, Ltd.
Series 2017-3A, Class A (3 month LIBOR + 1.230%) 3.679%, 10/17/2029 (C)(D)	710,000	707,061
Series 2018-8A, Class A1 (3 month LIBOR + 1.120%) 3.562%, 10/20/2029 (C)(D)	395,000	388,252
Cent CLO, Ltd. Series 2014-21A, Class A1RA (3 month LIBOR + 1.150%) 3.659%, 07/27/2030 (C)(D)	590,000	581,892
CIFC Funding, Ltd. Series 2014-2RA, Class A1 (3 month LIBOR + 1.050%) 3.537%, 04/24/2030 (C)(D)	890,000	872,455
CIG Auto Receivables Trust Series 2017-1A, Class A 2.710%, 05/15/2023 (C)	84,089	83,579
CLUB Credit Trust Series 2017-P2, Class A 2.610%, 01/15/2024 (C)	260,513	258,972
Covenant Credit Partners CLO III, Ltd. Series 2017-1A, Class B (3 month LIBOR + 1.850%) 4.286%, 10/15/2029 (C)(D)	250,000	243,137
Credit Acceptance Auto Loan Trust Series 2017-3A, Class A 2.650%, 06/15/2026 (C)	300,000	297,237
Domino's Pizza Master Issuer LLC Series 2018-1A, Class A2I 4.116%, 07/25/2048 (C)	368,150	363,206
Dryden Senior Loan Fund Series 2013-30A, Class AR (3 month LIBOR + 0.820%) 3.434%, 11/15/2028 (C)(D)	819,000	803,529
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A5 (1 month LIBOR + 0.310%) 2.625%, 09/25/2036 (D)	240,000	213,913
Galaxy XIX CLO, Ltd. Series 2015-19A, Class A1R (3 month LIBOR + 1.220%) 3.707%, 07/24/2030 (C)(D)	895,000	888,757
GSAA Home Equity Trust
Series 2006-15, Class AF6 5.876%, 09/25/2036	443,351	205,626
Series 2006-20, Class 2A1A (1 month LIBOR + 0.050%) 2.365%, 12/25/2046 (D)	351,051	235,205
Series 2006-10, Class AF3 5.985%, 06/25/2036 (H)	176,511	80,978
GSAA Trust Series 2005-7, Class AF4 5.058%, 05/25/2035	325,000	325,570

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GSAMP Trust Series 2007-FM2, Class A2B (1 month LIBOR + 0.090%) 2.405%, 01/25/2037 (D)	$261,834	$171,978
Highbridge Loan Management, Ltd. Series 2015-6A, Class A1R (3 month LIBOR + 1.000%) 3.582%, 02/05/2031 (C)(D)	250,000	243,914
KKR CLO, Ltd. Series 21, Class A (3 month LIBOR + 1.000%) 3.436%, 04/15/2031 (C)(D)	560,000	544,258
LCM XX LP Series 2020-A, Class AR (3 month LIBOR + 1.040%) 3.379%, 10/20/2027 (C)(D)	490,000	484,456
LCM XXV, Ltd. Series 25A, Class A (3 month LIBOR + 1.210%) 3.679%, 07/20/2030 (C)(D)	835,000	825,775
Legacy Mortgage Asset Trust Series 2018-GS1, Class A1 4.000%, 03/25/2058 (C)	880,274	877,300
Lendmark Funding Trust Series 2017-1A, Class A 2.830%, 12/22/2025 (C)	360,000	355,200
Madison Park Funding XI, Ltd. Series 2013-11A, Class AR (3 month LIBOR + 1.160%) 3.637%, 07/23/2029 (C)(D)	721,000	718,489
Madison Park Funding XII, Ltd. Series 2014-12A, Class B1R (3 month LIBOR + 1.650%) 4.119%, 07/20/2026 (C)(D)	530,000	529,201
Magnetite IX, Ltd. Series 2014-9A, Class A1R (3 month LIBOR + 1.000%) 3.490%, 07/25/2026 (C)(D)	843,119	843,039
Magnetite VII, Ltd. Series 2012-7A, Class A1R2 (3 month LIBOR + 0.800%) 3.236%, 01/15/2028 (C)(D)	650,000	639,979
Magnetite VIII, Ltd. Series 2014-8A, Class AR2 (3 month LIBOR + 0.980%) 3.416%, 04/15/2031 (C)(D)	515,000	507,287
Marlette Funding Trust Series 2017-3A, Class A 2.360%, 12/15/2024 (C)	106,568	106,249
MFRA Trust Series 2017-NPL1, Class A1 3.352%, 11/25/2047 (C)	558,080	555,932
Nationstar HECM Loan Trust Series 2017-2A, Class A1 2.038%, 09/25/2027 (C)(H)	92,904	92,614
New Residential Advance Receivables Trust
Series 2016-T2, Class AT2 2.575%, 10/15/2049 (C)	385,000	382,605
Series 2017-T1, Class AT1 3.214%, 02/15/2051 (C)	645,000	643,658
New Residential Mortgage Loan Trust
Series 2017-6A, Class A1 4.000%, 08/27/2057 (C)(H)	749,209	752,845
Series 2018-1A, Class A1A 4.000%, 12/25/2057 (C)(H)	312,754	314,244
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
NRZ Advance Receivables Trust Series 2016-T4, Class AT4 3.107%, 12/15/2050 (C)	$740,000	$738,749
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (C)	519,335	515,968
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (C)	317,737	317,205
Oak Hill Advisors Residential Loan Trust Series 2017-NPL1, Class A1 3.000%, 06/25/2057 (C)	222,908	218,403
Oaktree EIF II, Ltd. Series 2017-IIIA, Class A2 (3 month LIBOR + 1.450%) 3.899%, 07/17/2029 (C)(D)	445,000	439,487
OCP CLO, Ltd.
Series 2015-8A, Class A1R (3 month LIBOR + 0.850%) 3.299%, 04/17/2027 (C)(D)	1,065,000	1,059,015
Series 2015-9A, Class A1R (3 month LIBOR + 0.800%) 3.236%, 07/15/2027 (C)(D)	765,000	758,275
Octagon Investment Partners 24, Ltd. Series 2015-1A, Class A1R (3 month LIBOR + 0.900%) 3.546%, 05/21/2027 (C)(D)	688,000	684,601
OneMain Financial Issuance Trust
Series 2016-2A, Class A 4.100%, 03/20/2028 (C)	269,254	269,888
Series 2017-1A, Class A1 2.370%, 09/14/2032 (C)	889,000	875,240
OZLM XII, Ltd. Series 2015-12A, Class A1R (3 month LIBOR + 1.050%) 3.570%, 04/30/2027 (C)(D)	1,025,000	1,014,756
Palmer Square Loan Funding Ltd. Series 2018-5A, Class A1 (3 month LIBOR + 0.850%) 3.320%, 01/20/2027 (C)(D)	640,000	638,047
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1 3.327%, 12/30/2032 (C)(H)	166,944	164,939
Series 2018-NPL1, Class A1 3.375%, 01/27/2033 (C)	200,095	198,253
Prosper Marketplace Issuance Trust Series 2017-3A, Class A 2.360%, 11/15/2023 (C)	81,454	81,226
PRPM LLC
Series 2018-2A, Class A1 4.000%, 08/25/2023 (C)(H)	524,551	522,041
Series 2018-3A, Class A1 4.483%, 10/25/2023 (C)(H)	807,772	811,701
Securitized Asset Backed Receivables LLC Trust Series 2006-HE1, Class A2B (1 month LIBOR + 0.090%) 2.405%, 07/25/2036 (D)	155,278	72,273
Shackleton VIII CLO, Ltd. Series 2015-8A, Class A1R (3 month LIBOR + 0.920%) 3.389%, 10/20/2027 (C)(D)	1,285,000	1,270,294
Skopos Auto Receivables Trust Series 2018-1A, Class A 3.190%, 09/15/2021 (C)	269,885	269,661
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A 3.090%, 10/27/2025 (C)	156,518	156,191

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SoFi Consumer Loan Program LLC (continued)
Series 2016-3, Class A 3.050%, 12/26/2025 (C)	$184,511	$184,114
Series 2017-1, Class A 3.280%, 01/26/2026 (C)	145,994	145,921
Series 2017-3, Class A 2.770%, 05/25/2026 (C)	77,406	76,718
Series 2017-4, Class A 2.500%, 05/26/2026 (C)	152,135	150,376
Sound Point CLO IV-R, Ltd. Series 2013-3RA, Class A (3 month LIBOR + 1.150%) 3.595%, 04/18/2031 (C)(D)	770,000	759,895
Sound Point CLO XIX, Ltd. Series 2018-1A, Class A (3 month LIBOR + 1.000%) 3.436%, 04/15/2031 (C)(D)	750,000	730,565
Sound Point CLO XV, Ltd. Series 2017-1A, Class A (3 month LIBOR + 1.390%) 3.867%, 01/23/2029 (C)(D)	305,000	304,317
Soundview Home Loan Trust Series 2007-OPT2, Class 2A3 (1 month LIBOR + 0.180%) 2.495%, 07/25/2037 (D)	40,101	35,845
Springleaf Funding Trust Series 2016-AA, Class A 2.900%, 11/15/2029 (C)	703,240	699,159
Springleaf Funding Trust Series 2017-AA, Class A 2.680%, 07/15/2030 (C)	900,000	884,506
SPS Servicer Advance Receivables Trust
Series 2016-T2, Class AT2 2.750%, 11/15/2049 (C)	630,000	628,838
Series 2018-T1, Class AT1 3.620%, 10/17/2050 (C)	165,000	165,678
TICP CLO III-2, Ltd. Series 2018-3R, Class A (3 month LIBOR + 0.840%) 3.309%, 04/20/2028 (C)(D)	390,000	382,811
Towd Point Mortgage Trust
Series 2015-3, Class A1B 3.000%, 03/25/2054 (C)(H)	34,986	34,612
Series 2015-4, Class A1B 2.750%, 04/25/2055 (C)(H)	137,314	135,398
Series 2016-2, Class A1A 2.750%, 08/25/2055 (C)(H)	332,030	325,314
Series 2016-3, Class A1 2.250%, 04/25/2056 (C)(H)	418,297	408,683
Series 2017-1, Class A1 2.750%, 10/25/2056 (C)(H)	960,651	939,590
Series 2017-2, Class A1 2.750%, 04/25/2057 (C)(H)	241,250	235,919
Series 2017-3, Class A1 2.750%, 07/25/2057 (C)(H)	435,284	423,735
Series 2017-4, Class A1 2.750%, 06/25/2057 (C)(H)	624,033	607,010
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) 2.915%, 02/25/2057 (C)(D)	604,335	601,036
Treman Park CLO, Ltd. Series 2015-1A, Class ARR (3 month LIBOR + 1.070%) 3.535%, 10/20/2028 (C)(D)	745,000	737,291
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Venture XXI CLO, Ltd. Series 2015-21A, Class AR (3 month LIBOR + 0.880%) 3.316%, 07/15/2027 (C)(D)	$915,000	$905,080
VOLT LX LLC Series 2017-NPL7, Class A1 3.250%, 06/25/2047 (C)	138,688	138,015
VOLT LXII LLC Series 2017-NPL9, Class A1 3.125%, 09/25/2047 (C)	144,544	143,210
VOLT LXIV LLC Series 2017-NP11, Class A1 3.375%, 10/25/2047 (C)	607,338	601,149
VOLT LXVI Series 2018-NPL2, Class A1 4.336%, 05/25/2048 (C)	376,878	376,468
VOLT LXXI LLC Series 2018-NPL7, Class A1A 3.967%, 09/25/2048 (C)	304,777	303,118
Voya CLO, Ltd.
Series 2015-1A, Class A1R (3 month LIBOR + 0.900%) 3.345%, 01/18/2029 (C)(D)	730,000	716,074
Series 2015-1A, Class A2R (3 month LIBOR + 1.250%) 3.695%, 01/18/2029 (C)(D)	255,000	247,085
Series 2017-4A, Class A1 (3 month LIBOR + 1.130%) 3.566%, 10/15/2030 (C)(D)	250,000	245,645
Wendy's Funding LLC Series 2018-1A, Class A2II 3.884%, 03/15/2048 (C)	232,650	219,214
Westlake Automobile Receivables Trust Series 2017-2A, Class D 3.280%, 12/15/2022 (C)	535,000	528,240
Wingstop Funding LLC Series 2018-1, Class A2 4.970%, 12/05/2048 (C)	215,000	219,870
TOTAL ASSET BACKED SECURITIES (Cost $54,576,637)		$53,883,004
PURCHASED OPTIONS – 0.1%
Puts – 0.1%
Over the Counter Option on 10 Year Interest Rate Swap. Pay a fixed rate of 3.200% and receive a floating rate based on 3-month LIBOR (Expiration Date: 12-9-19; Strike Rate: 3.200%; Counterparty: Bank of America N.A.) (I)(J)	7,040,000	62,589
Over the Counter Option on 10 Year Interest Rate Swap. Pay a fixed rate of 3.200% and receive a floating rate based on 3-month LIBOR (Expiration Date: 5-30-19; Strike Rate: 3.200%; Counterparty: Bank of America N.A.) (I)(J)	4,545,000	13,022
Over the Counter Option on 10 Year Interest Rate Swap. Pay a fixed rate of 3.200% and receive a floating rate based on 3-month LIBOR (Expiration Date: 5-30-19; Strike Rate: 3.200%; Counterparty: Deutsche Bank AG) (I)(J)	6,835,000	19,583
		95,194
TOTAL PURCHASED OPTIONS (Cost $230,556)		$95,194

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL – 0.0%
John Hancock Collateral Trust, 2.4078% (K)(L)	10,804	$108,071
TOTAL SECURITIES LENDING COLLATERAL (Cost $108,066)		$108,071
CERTIFICATE OF DEPOSIT – 0.0%
Credit Agricole Corporate and Investment Bank (3 month LIBOR + 0.400%) 3.224%, 09/24/2020 (D)	$50,000	49,992
Dexia Credit Local SA (3 month LIBOR + 0.100%) 2.740%, 05/17/2019 (D)	50,000	49,994
TOTAL CERTIFICATE OF DEPOSIT (Cost $100,013)		$99,986
SHORT-TERM INVESTMENTS – 4.5%
Banker's acceptance – 0.1%
Royal Bank of Canada 2.038%, 01/16/2019 *	CAD	150,000	109,770
The Bank of Nova Scotia
2.042%, 01/25/2019 *		50,000	36,570
2.121%, 02/07/2019 *		100,000	73,084
			219,424
Foreign government – 1.0%
Egypt Treasury Bill
14.699%, 03/05/2019 *	EGP	1,350,000	73,111
16.284%, 10/15/2019 *		4,125,000	199,345
Hungary Treasury Bill (0.070)%, 02/06/2019 *	HUF	21,660,000	77,297
Japan Treasury Discount Bill
(0.317)%, 02/04/2019 *	JPY	10,500,000	95,812
(0.281)%, 01/15/2019 *		62,900,000	573,902
(0.269)%, 01/21/2019 *		6,400,000	58,395
(0.257)%, 02/18/2019 *		108,850,000	993,312
(0.197)%, 03/11/2019 *		42,000,000	383,307
Newfoundland Treasury Bill 1.869%, 01/17/2019 *	CAD	100,000	73,189
			2,527,670
Repurchase agreement – 3.4%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-18 at 2.950% to be repurchased at $8,201,344 on 1-2-19, collateralized by $8,221,900 U.S. Treasury Notes, 2.875% due 11-30-23 (valued at $8,364,044, including interest)		$8,200,000	$8,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,883,506)			$10,947,094
Total Investments (Investment Quality Bond Trust) (Cost $355,911,267) – 142.9%			$351,446,786
Other assets and liabilities, net – (42.9%)			(105,466,928)
TOTAL NET ASSETS – 100.0%			$245,979,858
SALE COMMITMENTS OUTSTANDING - (2.4)%
U.S. Government Agency – (2.4%)
Federal National Mortgage Association 3.500%, TBA (B)		$(6,005,000)	$(6,004,345)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(5,945,757))			$(6,004,345)
Investment Quality Bond Trust (continued)
Currency Abbreviations
ARS	Argentine Peso
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
Security Abbreviations and Legend
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $84,010,947 or 34.2% of the fund's net assets as of 12-31-18.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	All or a portion of this security is on loan as of 12-31-18.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
(K)	The rate shown is the annualized seven-day yield as of 12-31-18.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	10	Long	Mar 2019	$1,128,191	$1,146,875	$18,684
U.S. Treasury Long Bond Futures	7	Long	Mar 2019	974,295	1,022,000	47,705
Ultra U.S. Treasury Bond Futures	42	Long	Mar 2019	6,384,967	6,747,562	362,595
10-Year U.S. Treasury Note Futures	26	Short	Mar 2019	(3,121,866)	(3,172,406)	(50,540)
2-Year U.S. Treasury Note Futures	136	Short	Mar 2019	(28,671,133)	(28,874,500)	(203,367)
						$175,077

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	113,641	CAD	150,000	Morgan Stanley and Company International PLC	1/16/2019	$3,726	—
USD	75,674	CAD	100,000	Morgan Stanley and Company International PLC	1/17/2019	2,396	—
USD	38,115	CAD	50,000	Standard Chartered Bank	1/25/2019	1,469	—
USD	74,971	CAD	100,000	State Street Bank and Trust Company	2/7/2019	1,656	—
USD	111,195	CAD	145,000	State Street Bank and Trust Company	2/19/2019	4,859	—
USD	1,378,920	EUR	1,197,000	BNP Paribas SA	1/31/2019	4,255	—
USD	191,593	EUR	165,000	JPMorgan Chase Bank N.A.	1/31/2019	2,103	—
USD	31,039	EUR	27,000	State Street Bank and Trust Company	1/31/2019	32	—
USD	368,876	EUR	323,000	Goldman Sachs International	3/20/2019	—	($3,590)
USD	64,264	GBP	50,000	State Street Bank and Trust Company	2/27/2019	363	—
USD	76,325	HUF	21,660,000	HSBC Bank USA	2/6/2019	—	(1,153)
USD	556,716	JPY	62,900,000	Citibank N.A.	1/15/2019	—	(17,533)
USD	57,443	JPY	6,400,000	JPMorgan Chase Bank N.A.	1/22/2019	—	(1,019)
USD	94,422	JPY	10,500,000	JPMorgan Chase Bank N.A.	2/4/2019	—	(1,590)
USD	964,017	JPY	108,850,000	JPMorgan Chase Bank N.A.	2/19/2019	—	(32,476)
USD	373,519	JPY	42,000,000	JPMorgan Chase Bank N.A.	3/11/2019	—	(11,598)
						$20,859	($68,959)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase Bank	5,100,000	USD	Fixed 4.318%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(822,488)	$(822,488)
JPMorgan Chase Bank	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(228,039)	(228,039)
								—	$(1,050,527)	$(1,050,527)
Centrally cleared	1,620,000	USD	Fixed 1.625%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Nov 2026	—	86,949	86,949
Centrally cleared	11,538,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2028	$608,811	(173,934)	434,877
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	(35,718)	65,255	29,537
								$573,093	$(21,730)	$551,363
								$573,093	$(1,072,257)	$(499,164)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Deutsche Bank AG	Federative Republic of Brazil	2.042%	230,000	USD	$230,000	1.000%	Quarterly	Dec 2023	$(9,508)	$(1,150)	$(10,658)
Deutsche Bank AG	CMBX.NA.BBB-.6	8.367%	110,000	USD	110,000	3.000%	Monthly	May 2063	(18,292)	573	(17,719)
Goldman Sachs International	Republic of Turkey	3.572%	125,000	USD	125,000	1.000%	Quarterly	Dec 2023	(15,240)	1,515	(13,725)
Goldman Sachs International	CMBX.NA.BBB-.6	8.367%	140,000	USD	140,000	3.000%	Monthly	May 2063	(23,121)	569	(22,552)
HSBC Bank USA N.A.	Republic of Turkey	3.572%	125,000	USD	125,000	1.000%	Quarterly	Dec 2023	(15,286)	1,561	(13,725)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	255,000	USD	255,000	3.000%	Monthly	May 2063	(40,986)	(90)	(41,076)
The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	130,000	USD	$130,000	3.000%	Monthly	May 2063	$(21,244)	$303	$(20,941)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	115,000	USD	115,000	3.000%	Monthly	May 2063	(19,151)	626	(18,525)
Morgan Stanley & Company International PLC	CMBX.NA.BBB-.6	8.367%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,496)	381	(11,115)
					$1,299,000				$(174,324)	$4,288	$(170,036)
Centrally cleared	CDX.EM.30	2.065%	2,790,000	USD	2,790,000	1.000%	Quarterly	Dec 2023	(132,293)	2,232	(130,061)
Centrally cleared	CDX.NA.HY.31	4.505%	1,565,000	USD	1,565,000	5.000%	Quarterly	Dec 2023	57,696	(23,774)	33,922
Centrally cleared	CDX.NA.IG.31	0.878%	3,320,000	USD	3,320,000	1.000%	Quarterly	Dec 2023	34,411	(14,806)	19,605
Centrally cleared	ITRAXX.EU.30	0.888%	1,810,000	EUR	2,126,118	1.000%	Quarterly	Dec 2023	33,178	(21,151)	12,027
					$9,801,118				$(7,008)	$(57,499)	$(64,507)
					$11,100,118				$(181,332)	$(53,211)	$(234,543)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
USD	U.S. Dollar
Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OIS	Overnight Index Swap

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT – 7.4%
U.S. Treasury Bill
2.269%, 01/02/2019	$24,243,000	$24,241,493
2.329%, 01/15/2019	40,200,000	40,164,122
2.346%, 01/22/2019	38,350,900	38,299,195
2.358%, 02/07/2019	22,918,000	22,863,353
U.S. Treasury Note 2.405%, 02/15/2019	23,612,000	23,621,373
TOTAL U.S. GOVERNMENT (Cost $149,189,536)		$149,189,536
U.S. GOVERNMENT AGENCY – 93.5%
Federal Agricultural Mortgage Corp.
1.000%, (3 month LIBOR - 0.145%), 03/02/2020 (A)	22,919,000	22,919,000
2.231%, 01/02/2019	37,558,000	37,555,705
2.325%, (1 month LIBOR - 0.090%), 01/07/2019 (A)	16,688,000	16,688,000
2.331%, (1 month LIBOR - 0.050%), 04/02/2019 (A)	27,703,000	27,703,000
2.353%, 01/07/2019	57,368,000	57,345,818
2.385%, (1 month LIBOR - 0.070%), 03/01/2019 (A)	3,553,000	3,552,575
2.413%, (1 month LIBOR - 0.090%), 02/20/2019 (A)	20,007,000	20,007,000
2.480%, (1 month LIBOR - 0.060%), 07/25/2019 (A)	30,000,000	30,000,000
2.490%, (1 month LIBOR - 0.050%), 06/25/2019 (A)	19,918,000	19,918,000
2.550%, 07/03/2019	4,750,000	4,724,143
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Agricultural Mortgage Corp. (continued)
2.557%, (1 month LIBOR), 09/30/2019 (A)	$20,024,000	$20,024,000
2.585%, (Prime rate - 2.950%), 11/27/2019 (A)	12,062,000	12,062,000
Federal Farm Credit Bank
1.861%, 01/28/2019	8,445,000	8,440,256
2.021%, 01/28/2019	6,034,000	6,030,605
2.117%, 02/22/2019	1,000,000	998,614
2.194%, 04/16/2019	7,823,000	7,773,943
2.351%, (3 month LIBOR - 0.060%), 10/25/2019 (A)	5,458,000	5,462,904
2.383%, (3 month LIBOR - 0.120%), 01/27/2020 (A)	10,232,000	10,236,213
2.384%, (1 month LIBOR - 0.115%), 05/07/2019 (A)	1,589,000	1,588,540
2.393%, (Prime rate - 3.020%), 01/14/2019 (A)	19,277,000	19,277,835
2.400%, (1 month LIBOR + 0.180%), 10/11/2019 (A)	2,000,000	2,003,291
2.403%, (Prime rate - 3.060%), 04/25/2019 (A)	7,400,000	7,401,625
2.405%, (1 month LIBOR + 0.170%), 11/14/2019 (A)	2,057,000	2,061,220
2.413%, (Prime rate - 3.120%), 01/02/2019 (A)	16,123,000	16,123,000
2.415%, (3 month LIBOR - 0.135%), 10/29/2020 (A)	15,044,000	15,041,952

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
2.418%, (1 month LIBOR + 0.190%), 05/16/2019 (A)	$2,533,000	$2,535,451
2.433%, (Prime rate - 3.105%), 04/10/2019 (A)	7,970,000	7,969,891
2.433%, (3 month LIBOR - 0.130%), 02/03/2020 (A)	7,212,000	7,215,994
2.442%, (1 month LIBOR - 0.135%), 06/13/2019 (A)	3,994,000	3,992,003
2.442%, (1 month LIBOR + 0.190%), 08/19/2019 (A)	20,313,000	20,345,092
2.444%, (1 month LIBOR - 0.080%), 11/20/2019 (A)	9,729,000	9,727,273
2.445%, (1 month LIBOR - 0.040%), 04/24/2019 (A)	6,503,000	6,504,053
2.454%, (Prime rate - 3.080%), 09/13/2019 (A)	7,982,000	7,982,000
2.459%, (Prime rate - 3.080%), 06/27/2019 (A)	12,084,000	12,083,699
2.464%, (Prime rate - 3.075%), 09/05/2019 (A)	18,548,000	18,547,372
2.480%, (1 month LIBOR + 0.190%), 07/26/2019 (A)	1,610,000	1,612,270
2.480%, (1 month LIBOR + 0.180%), 10/24/2019 (A)	3,068,000	3,073,884
2.484%, (3 month USBMMY + 0.055%), 01/27/2020 (A)	15,770,000	15,775,759
2.485%, (1 month LIBOR - 0.105%), 09/25/2019 (A)	1,575,000	1,574,430
2.486%, (Prime rate - 3.070%), 02/20/2019 (A)	11,835,000	11,834,644
2.504%, (1 month LIBOR - 0.025%), 06/24/2019 (A)	2,789,000	2,789,123
2.505%, (1 month LIBOR - 0.085%), 05/30/2019 (A)	7,835,000	7,833,917
2.520%, (3 month USBMMY + 0.050%), 11/04/2019 (A)	7,901,000	7,900,637
2.529%, (3 month LIBOR - 0.180%), 05/17/2019 (A)	7,928,000	7,926,984
2.535%, (3 month USBMMY + 0.150%), 04/12/2019 (A)	8,020,000	8,021,783
2.535%, (U.S. Federal Funds Effective Rate + 0.120%) , 02/18/2020 (A)	3,955,000	3,955,866
2.544%, (1 month LIBOR), 04/27/2020 (A)	19,718,000	19,717,285
2.555%, (3 month USBMMY + 0.085%), 08/08/2019 (A)	12,115,000	12,114,633
2.565%, (Prime rate - 2.970%), 01/24/2020 (A)	16,170,000	16,170,000
2.576%, (Prime rate - 2.980%), 02/20/2020 (A)	7,914,000	7,912,171
2.599%, (Prime rate - 2.960%), 07/09/2020 (A)	14,000,000	13,995,135
2.606%, (Prime rate - 2.930%), 10/29/2019 (A)	8,114,000	8,114,000
2.607%, (Prime rate - 2.950%), 07/20/2020 (A)	3,985,000	3,983,745
2.616%, (Prime rate - 2.930%), 08/27/2020 (A)	8,054,000	8,052,680
2.626%, (Prime rate - 2.915%), 12/17/2020 (A)	6,500,000	6,499,372
2.636%, (Prime rate - 2.910%), 12/11/2019 (A)	18,331,000	18,329,274
2.657%, (3 month LIBOR - 0.170%), 03/15/2019 (A)	12,087,000	12,086,942
2.672%, 07/08/2019	13,506,000	13,322,619
2.674%, 09/10/2019	7,899,000	7,755,791
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
2.740%, 09/24/2019	$11,813,000	$11,581,695
2.782%, 12/04/2019	6,500,000	6,498,598
Federal Home Loan Bank
2.043%, 02/14/2019	5,000,000	4,987,717
2.218%, 01/02/2019	136,286,000	136,277,717
2.243%, 01/28/2019	1,185,000	1,184,040
2.246%, (3 month LIBOR - 0.320%), 04/09/2019 (A)	19,795,000	19,788,293
2.269%, (3 month LIBOR - 0.163%), 07/05/2019 (A)	2,985,000	2,985,127
2.286%, (3 month LIBOR - 0.320%), 04/12/2019 (A)	400,000	399,833
2.312%, 01/08/2019	31,534,000	31,520,023
2.339%, 01/09/2019	64,011,000	63,978,197
2.351%, (1 month LIBOR - 0.095%), 01/02/2020 (A)	1,395,000	1,394,105
2.363%, (1 month LIBOR - 0.135%), 05/09/2019 (A)	6,305,000	6,303,254
2.367%, (1 month LIBOR - 0.080%), 03/06/2019 (A)	2,940,000	2,939,822
2.375%, 01/14/2019	39,351,000	39,317,748
2.384%, 01/07/2019	9,865,000	9,861,136
2.386%, (1 month LIBOR - 0.080%), 02/07/2020 (A)	10,445,000	10,439,235
2.387%, 01/04/2019	33,969,000	33,962,336
2.392%, 01/16/2019	50,251,000	50,201,659
2.403%, (1 month LIBOR - 0.080%), 11/13/2019 (A)	2,180,000	2,179,661
2.403%, 01/16/2019	13,360,000	13,353,563
2.404%, 01/10/2019	765,000	764,547
2.404%, 01/11/2019	765,000	764,496
2.405%, 03/18/2019	19,713,000	19,614,785
2.407%, 01/25/2019	94,384,000	94,234,851
2.426%, 01/18/2019	59,291,000	59,224,084
2.427%, 02/27/2019	16,105,000	16,044,183
2.428%, 01/31/2019	19,136,000	19,097,887
2.432%, 03/22/2019	55,367,000	55,073,471
2.433%, 02/01/2019	25,000,000	24,948,441
2.436%, (1 month LIBOR - 0.090%), 01/14/2019 (A)	1,590,000	1,589,970
2.437%, 01/23/2019	39,419,000	39,361,185
2.440%, 02/08/2019	6,156,000	6,140,405
2.441%, (1 month LIBOR - 0.125%), 07/16/2019 (A)	9,480,000	9,476,036
2.450%, 01/25/2019	945,000	944,167
2.453%, (1 month LIBOR - 0.090%), 06/21/2019 (A)	1,575,000	1,574,773
2.457%, (1 month LIBOR - 0.090%), 07/16/2019 (A)	2,950,000	2,949,075
2.470%, (1 month LIBOR - 0.130%), 03/22/2019 (A)	19,680,000	19,677,276
2.472%, (1 month LIBOR - 0.070%), 07/19/2019 (A)	1,595,000	1,594,672
2.472%, (3 month LIBOR - 0.230%), 02/13/2019 (A)	1,960,000	1,959,875
2.476%, (1 month LIBOR - 0.110%), 04/22/2019 (A)	785,000	784,884
2.497%, (3 month Treasury Bill Rate + 0.070%), 01/30/2020 (A)	7,865,000	7,870,951
2.502%, (1 month LIBOR - 0.070%), 12/27/2019 (A)	1,575,000	1,574,508
2.503%, (1 month LIBOR - 0.090%), 12/27/2019 (A)	1,340,000	1,339,316
2.520%, (3 month LIBOR - 0.160%), 05/28/2019 (A)	9,575,000	9,577,381
2.525%, 05/02/2019	19,720,000	19,719,099

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
2.534%, (3 month LIBOR - 0.160%), 05/24/2019 (A)	$17,680,000	$17,681,212
2.550%, (3 month LIBOR - 0.160%), 06/05/2019 (A)	11,495,000	11,498,705
2.556%, 05/31/2019	28,000,000	27,708,917
2.572%, 06/14/2019	4,265,000	4,247,141
2.617%, (3 month LIBOR - 0.160%), 06/20/2019 (A)	19,175,000	19,179,572
2.766%, 10/21/2019	7,000,000	6,931,033
Federal Home Loan Mortgage Corp.
2.520%, (SOFR + 0.025%), 05/08/2019 (A)	12,122,000	12,122,000
2.543%, 05/24/2019	1,603,000	1,595,340
2.674%, 07/18/2019	10,166,000	10,020,626
Federal National Mortgage Association
2.112%, 01/30/2019	1,764,000	1,763,473
2.246%, 01/30/2019	1,547,000	1,545,773
2.292%, 01/02/2019	76,491,000	76,486,198
2.399%, 01/09/2019	3,177,000	3,175,330
2.565%, (SOFR + 0.070%), 10/30/2019 (A)	4,033,000	4,033,000
2.574%, (SOFR + 0.160%), 01/30/2020 (A)	11,628,000	11,638,046
2.575%, (SOFR + 0.080%), 01/30/2019 (A)	20,117,000	20,117,000
2.600%, (1 month LIBOR), 02/28/2019 (A)	1,370,000	1,369,871
2.603%, 07/26/2019	765,000	758,613
2.616%, (SOFR + 0.120%), 07/30/2019 (A)	55,000,000	55,000,000
2.674%, 08/23/2019	2,503,000	2,478,689
2.693%, 08/23/2019	3,930,000	3,893,815
2.759%, 09/30/2019	1,165,000	1,152,242
Tennessee Valley Authority
2.332%, 01/02/2019	15,359,000	15,358,019
2.385%, 01/15/2019	2,065,000	2,063,113
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,869,066,816)		$1,869,066,816
Total Investments (Money Market Trust) (Cost $2,018,256,352) – 100.9%		$2,018,256,352
Other assets and liabilities, net – (0.9%)		(18,833,296)
TOTAL NET ASSETS – 100.0%		$1,999,423,056
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Select Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 40.5%
U.S. Government – 16.2%
U.S. Treasury Bonds
2.750%, 11/15/2042	$301,185,000	$288,487,333
3.000%, 02/15/2047 to 08/15/2048	591,379,000	590,030,322
3.125%, 11/15/2041	10,470,000	10,737,952
U.S. Treasury Inflation Protected Securities 0.375%, 07/15/2025	33,434,464	32,234,873
U.S. Treasury Notes
2.500%, 12/31/2020	44,000,000	43,989,007
Select Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
3.125%, 11/15/2028 (A)	$351,172,000	$364,500,554
		1,329,980,041
U.S. Government Agency – 24.3%
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	12,500,000	12,452,450
3.000%, 02/01/2043 to 12/01/2046	189,620,265	185,488,873
3.500%, 01/01/2029 to 11/01/2047	224,889,372	225,819,453
4.000%, 09/01/2041 to 08/01/2048	102,038,900	104,697,454
4.500%, 08/01/2040 to 10/01/2041	47,287,688	49,447,286
5.000%, 09/01/2040 to 03/01/2041	9,810,555	10,404,559
5.500%, 05/01/2039	2,803,566	3,010,566
Federal National Mortgage Association
2.625%, 09/06/2024	8,300,000	8,270,444
3.000%, 09/01/2027 to 10/01/2047	170,085,178	166,633,744
3.500%, 02/01/2026 to 11/01/2047	418,006,879	420,386,642
4.000%, 05/01/2025 to 04/01/2048	398,197,817	409,701,245
4.500%, 01/01/2027 to 07/01/2048	271,999,809	284,087,998
5.000%, 02/01/2033 to 12/01/2041	71,237,480	75,585,164
5.500%, 10/01/2035 to 03/01/2041	16,747,619	18,005,081
6.500%, 01/01/2039	6,423,753	7,268,787
Government National Mortgage Association
3.500%, 04/20/2046	9,541,585	9,627,824
4.000%, 10/15/2039 to 11/15/2041	7,985,278	8,245,157
		1,999,132,727
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,351,203,671)		$3,329,112,768
FOREIGN GOVERNMENT OBLIGATIONS – 0.1%
Qatar – 0.1%
Government of Qatar 5.103%, 04/23/2048 (B)	8,410,000	8,831,173
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,410,000)		$8,831,173
CORPORATE BONDS – 35.9%
Communication services – 2.6%
Activision Blizzard, Inc. 3.400%, 09/15/2026	9,683,000	9,099,789
CBS Corp.
3.375%, 03/01/2022	4,495,000	4,454,710
3.700%, 08/15/2024	7,165,000	6,962,187
CC Holdings GS V LLC 3.849%, 04/15/2023	13,135,000	13,006,664
Charter Communications Operating LLC
4.200%, 03/15/2028	19,442,000	18,216,709
5.750%, 04/01/2048	16,590,000	15,553,901
6.484%, 10/23/2045	20,563,000	21,222,937
Electronic Arts, Inc. 4.800%, 03/01/2026	15,412,000	15,912,868
Myriad International Holdings BV
4.850%, 07/06/2027 (B)	3,610,000	3,455,604
5.500%, 07/21/2025 (B)	8,425,000	8,476,561
Sprint Spectrum Company LLC 3.360%, 03/20/2023 (B)	6,672,188	6,588,785
The Interpublic Group of Companies, Inc. 3.500%, 10/01/2020	9,111,000	9,120,612
Verizon Communications, Inc.
4.400%, 11/01/2034	12,105,000	11,678,279
4.672%, 03/15/2055	9,855,000	9,063,156
4.862%, 08/21/2046	29,860,000	29,384,521
5.012%, 08/21/2054	10,386,000	10,050,202

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Viacom, Inc.
4.375%, 03/15/2043	$5,056,000	$4,013,019
5.850%, 09/01/2043	8,329,000	8,150,029
Warner Media LLC 3.800%, 02/15/2027	9,390,000	8,815,398
		213,225,931
Consumer discretionary – 4.1%
Amazon.com, Inc.
3.150%, 08/22/2027	22,400,000	21,625,774
4.050%, 08/22/2047	10,825,000	10,592,757
BMW US Capital LLC
2.150%, 04/06/2020 (B)	14,875,000	14,700,195
3.250%, 08/14/2020 (B)	16,432,000	16,424,489
Daimler Finance North America LLC
2.200%, 05/05/2020 (B)	8,350,000	8,212,588
3.100%, 05/04/2020 (B)	15,421,000	15,334,632
3.750%, 11/05/2021 (B)	14,090,000	14,137,200
Dollar Tree, Inc. 4.200%, 05/15/2028	21,860,000	20,718,074
Expedia Group, Inc.
3.800%, 02/15/2028	19,580,000	17,795,566
5.000%, 02/15/2026	23,905,000	24,158,514
Ford Motor Company 4.750%, 01/15/2043	7,336,000	5,678,861
Ford Motor Credit Company LLC
3.336%, 03/18/2021	8,760,000	8,499,641
3.813%, 10/12/2021	20,035,000	19,457,034
5.875%, 08/02/2021	32,919,000	33,759,362
General Motors Company 4.875%, 10/02/2023	17,272,000	17,309,945
General Motors Financial Company, Inc.
3.550%, 04/09/2021	10,140,000	9,999,247
4.000%, 01/15/2025	13,508,000	12,636,256
4.300%, 07/13/2025	11,129,000	10,547,587
GLP Capital LP 5.375%, 04/15/2026	9,005,000	8,906,035
Lear Corp. 5.250%, 01/15/2025	9,687,000	9,953,793
Nissan Motor Acceptance Corp. 3.650%, 09/21/2021 (B)	6,675,000	6,642,401
QVC, Inc.
4.375%, 03/15/2023	12,280,000	11,782,399
5.125%, 07/02/2022	8,114,000	8,199,309
5.450%, 08/15/2034	11,775,000	10,294,684
		337,366,343
Consumer staples – 0.7%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/2022 (B)	7,920,000	7,642,245
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/2048	9,755,000	8,757,209
Conagra Brands, Inc. 3.800%, 10/22/2021	6,433,000	6,434,986
Constellation Brands, Inc. 3.200%, 02/15/2023	9,970,000	9,667,443
Keurig Dr. Pepper, Inc. 3.551%, 05/25/2021 (B)	16,611,000	16,585,207
Kraft Heinz Foods Company 4.875%, 02/15/2025 (B)	8,105,000	8,138,431
		57,225,521
Energy – 2.9%
Andeavor Logistics LP
4.250%, 12/01/2027	5,555,000	5,246,936
5.250%, 01/15/2025	4,985,000	5,075,993
6.375%, 05/01/2024	9,095,000	9,390,588
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Colorado Interstate Gas Company LLC 4.150%, 08/15/2026 (B)	$7,627,000	$7,455,081
Columbia Pipeline Group, Inc. 4.500%, 06/01/2025	6,723,000	6,774,245
Continental Resources, Inc. 5.000%, 09/15/2022	20,489,000	20,342,604
Enbridge Energy Partners LP 4.375%, 10/15/2020	13,552,000	13,707,844
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) 03/01/2078	9,984,000	8,981,882
Energy Transfer Operating LP
4.200%, 04/15/2027	4,472,000	4,173,243
5.150%, 03/15/2045	12,840,000	11,151,073
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) 08/16/2077	17,765,000	14,802,947
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	7,325,000	8,861,885
MPLX LP
4.000%, 03/15/2028	10,750,000	10,081,399
4.800%, 02/15/2029	5,375,000	5,365,091
ONEOK Partners LP 5.000%, 09/15/2023	5,575,000	5,744,075
Petroleos Mexicanos
4.875%, 01/24/2022	11,060,000	10,766,910
5.375%, 03/13/2022	2,835,000	2,776,883
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	8,848,000	8,468,251
5.000%, 03/15/2027	8,336,000	8,367,987
5.750%, 05/15/2024	14,563,000	15,263,564
5.875%, 06/30/2026	5,069,000	5,369,487
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	15,801,000	14,606,906
4.400%, 04/01/2021	13,841,000	13,994,208
5.400%, 10/01/2047	8,136,000	7,297,547
The Williams Companies, Inc. 3.750%, 06/15/2027	11,955,000	11,334,608
		235,401,237
Financials – 13.7%
American Express Company 2.500%, 08/01/2022	17,155,000	16,556,816
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%) 09/01/2024	13,270,000	13,358,897
Ares Capital Corp. 3.625%, 01/19/2022	9,957,000	9,666,196
Australia & New Zealand Banking Group, Ltd. 2.125%, 08/19/2020	16,410,000	16,146,410
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) 06/15/2026 (A)(B)(C)	5,540,000	5,436,125
AXA SA 8.600%, 12/15/2030	4,490,000	5,554,534
Banco Santander SA 4.379%, 04/12/2028	10,600,000	9,903,271
Bank of America Corp.
3.950%, 04/21/2025	14,380,000	13,939,288
4.200%, 08/26/2024	6,250,000	6,198,287
4.250%, 10/22/2026	6,343,000	6,172,357
4.450%, 03/03/2026	19,315,000	19,110,648
Banque Federative du Credit Mutuel SA 2.200%, 07/20/2020 (B)	15,555,000	15,267,088

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays Bank PLC
2.650%, 01/11/2021	$24,610,000	$24,095,556
10.179%, 06/12/2021 (B)	17,215,000	19,351,505
Barclays PLC 4.375%, 01/12/2026	11,935,000	11,379,509
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) 08/16/2028 (B)(C)	8,760,000	8,332,950
BPCE SA
4.500%, 03/15/2025 (B)	17,505,000	16,947,545
5.700%, 10/22/2023 (B)	15,445,000	15,962,377
Brighthouse Financial, Inc. 3.700%, 06/22/2027	20,125,000	17,014,406
Canadian Imperial Bank of Commerce 2.700%, 02/02/2021	26,345,000	26,077,730
Capital One Financial Corp.
3.450%, 04/30/2021	15,700,000	15,667,215
3.500%, 06/15/2023	7,970,000	7,826,639
Citigroup, Inc.
2.350%, 08/02/2021	16,005,000	15,547,603
4.600%, 03/09/2026	20,499,000	20,240,871
5.500%, 09/13/2025	5,625,000	5,905,394
Citizens Bank NA 2.200%, 05/26/2020	14,580,000	14,368,965
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) 06/30/2019 (B)(C)	11,814,000	12,197,955
Discover Bank 8.700%, 11/18/2019	16,975,000	17,704,579
Discover Financial Services
3.950%, 11/06/2024	15,399,000	15,192,974
4.100%, 02/09/2027	4,203,000	3,925,864
5.200%, 04/27/2022	2,565,000	2,660,896
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust 6.125%, 11/30/2021 (B)	1,968,171	2,004,976
FS KKR Capital Corp.
4.000%, 07/15/2019	11,730,000	11,716,875
4.250%, 01/15/2020	9,740,000	9,749,133
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) 05/18/2024	16,850,000	16,758,008
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) 09/17/2024 (C)	7,190,000	6,686,700
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) 06/01/2021 (C)	11,750,000	12,076,063
ING Bank NV 5.800%, 09/25/2023 (B)	18,415,000	19,233,805
Jefferies Financial Group, Inc. 5.500%, 10/18/2023	19,450,000	19,818,025
Jefferies Group LLC
4.150%, 01/23/2030	12,590,000	10,803,271
4.850%, 01/15/2027	14,403,000	13,770,382
JPMorgan Chase & Co.
2.400%, 06/07/2021	20,130,000	19,688,493
3.200%, 06/15/2026	13,615,000	12,828,689
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) 06/18/2022	24,145,000	24,198,698
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) 02/01/2024 (C)	18,980,000	19,611,085
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Lincoln National Corp. 4.000%, 09/01/2023	$4,000,000	$4,077,433
Lloyds Banking Group PLC 4.450%, 05/08/2025	25,250,000	25,083,097
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) 11/01/2026 (C)	11,685,000	11,071,538
Macquarie Bank, Ltd. 4.875%, 06/10/2025 (A)(B)	14,730,000	14,641,732
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) 3.376%, 12/01/2021 (D)	23,610,000	23,376,849
MetLife, Inc. (6.400% to 12-15-31, then 3 month LIBOR + 2.205%) 12/15/2066	9,595,000	9,747,177
MetLife, Inc. (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) 04/08/2068 (B)	7,610,000	9,588,600
Morgan Stanley 3.875%, 01/27/2026	12,575,000	12,271,155
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) 10/16/2044 (B)	13,980,000	14,014,950
PNC Bank NA
2.450%, 07/28/2022	19,035,000	18,435,275
2.500%, 01/22/2021	21,785,000	21,495,458
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) 09/15/2042	25,093,000	25,343,930
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%) 08/13/2021	16,929,000	16,856,758
Regions Financial Corp. 2.750%, 08/14/2022	18,625,000	17,968,114
Santander Holdings USA, Inc.
3.400%, 01/18/2023	9,125,000	8,768,550
3.700%, 03/28/2022	15,941,000	15,654,901
4.450%, 12/03/2021	10,424,000	10,604,135
Santander UK Group Holdings PLC 4.750%, 09/15/2025 (B)	11,030,000	10,397,749
Stifel Financial Corp. 4.250%, 07/18/2024	7,344,000	7,426,278
SunTrust Bank 2.450%, 08/01/2022	15,285,000	14,734,913
SunTrust Bank (2.590% to 1-29-20, then 3 month LIBOR + 0.298%) 01/29/2021	18,085,000	17,907,361
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (B)	14,660,000	14,051,429
The Goldman Sachs Group, Inc. 3.850%, 01/26/2027	23,410,000	22,032,292
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) 06/01/2023 (C)	12,182,000	11,146,530
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) 08/01/2021 (C)	18,715,000	19,019,119
The Royal Bank of Scotland Group PLC 3.875%, 09/12/2023	16,270,000	15,596,854
UBS AG 2.450%, 12/01/2020 (B)	18,375,000	18,039,326
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) 08/15/2023 (B)	18,475,000	17,768,083

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company (3 month LIBOR + 3.770%) 6.558%, 03/15/2019 (C)(D)	$12,598,000	$12,519,263
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (C)	32,785,000	32,406,333
Wells Fargo Bank N.A. 3.550%, 08/14/2023	19,665,000	19,592,766
Wells Fargo Bank N.A. (3.325% to 7-23-20, then 3 month LIBOR + 0.490%) 07/23/2021	25,095,000	25,069,914
		1,123,362,515
Health care – 1.6%
AmerisourceBergen Corp. 3.450%, 12/15/2027	17,400,000	16,217,715
Bayer US Finance II LLC 3.500%, 06/25/2021 (B)	6,860,000	6,811,172
Celgene Corp. 2.875%, 02/19/2021	9,040,000	8,946,630
CVS Health Corp.
3.350%, 03/09/2021	23,792,000	23,712,519
5.050%, 03/25/2048	22,206,000	21,626,471
Express Scripts Holding Company 2.600%, 11/30/2020	17,655,000	17,375,419
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/2026	16,137,000	14,610,376
Universal Health Services, Inc.
4.750%, 08/01/2022 (B)	8,705,000	8,661,475
5.000%, 06/01/2026 (B)	10,538,000	10,221,860
		128,183,637
Industrials – 4.6%
AerCap Ireland Capital DAC
4.625%, 10/30/2020	14,145,000	14,241,006
5.000%, 10/01/2021	12,640,000	12,838,197
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 11/15/2026 (B)	7,120,290	7,041,255
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 07/15/2027 (B)	10,660,000	10,128,066
Aircastle, Ltd. 4.400%, 09/25/2023	5,798,000	5,702,103
America West Airlines 2000-1 Pass Through Trust 8.057%, 01/02/2022	1,112,463	1,169,755
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 01/15/2027	5,608,318	5,548,309
American Airlines 2013-2 Class A Pass Through Trust 4.950%, 07/15/2024	12,204,425	12,407,019
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 11/01/2028	15,662,371	14,796,242
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 07/15/2029 (A)	12,666,362	12,407,969
American Airlines 2016-1 Class AA Pass Through Trust 3.575%, 07/15/2029	12,774,312	12,332,321
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 08/15/2030	6,239,931	6,047,117
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 08/15/2030	$9,667,044	$9,375,099
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 04/15/2031	5,560,345	5,288,444
Ashtead Capital, Inc. 5.250%, 08/01/2026 (B)	14,665,000	14,151,725
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (B)	20,798,055	21,180,739
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/2021 (B)	2,452,146	2,489,664
British Airways 2018-1 Class A Pass Through Trust 4.125%, 03/20/2033 (B)	5,017,510	4,939,237
CH Robinson Worldwide, Inc. 4.200%, 04/15/2028	11,980,000	12,020,635
Continental Airlines 1999-1 Class A Pass Through Trust 6.545%, 08/02/2020	1,201,693	1,203,135
Continental Airlines 2007-1 Class A Pass Through Trust 5.983%, 10/19/2023	11,024,011	11,505,760
Delta Air Lines 2002-1 Class G-1 Pass Through Trust 6.718%, 07/02/2024	1,681,317	1,761,684
Delta Air Lines 2011-1 Class A Pass Through Trust 5.300%, 10/15/2020	3,634,663	3,647,384
Delta Air Lines, Inc.
3.625%, 03/15/2022	16,125,000	15,779,059
4.375%, 04/19/2028	11,990,000	11,496,813
Equifax, Inc. 7.000%, 07/01/2037	2,625,000	3,006,935
General Electric Company (3 month LIBOR + 0.480%) 3.096%, 08/15/2036 (D)	9,945,000	6,671,034
Huntington Ingalls Industries, Inc. 5.000%, 11/15/2025 (B)	15,191,000	15,433,296
IHS Markit, Ltd.
4.000%, 03/01/2026 (B)	9,555,000	8,886,150
4.750%, 02/15/2025 (B)	4,400,000	4,328,500
4.750%, 08/01/2028	10,400,000	10,153,312
International Lease Finance Corp. 5.875%, 04/01/2019	7,724,000	7,755,522
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/2021	788,053	806,809
Textron, Inc. 7.250%, 10/01/2019	7,700,000	7,934,492
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 03/03/2028	13,476,787	13,108,871
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/2024	6,889,211	6,851,320
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 01/07/2030	9,922,301	9,439,085
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	15,003,733	14,223,539

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	$3,322,000	$3,283,797
United Technologies Corp. 3.350%, 08/16/2021	13,675,000	13,637,433
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	2,478,451	2,580,068
US Airways 2012-1 Class A Pass Through Trust 5.900%, 04/01/2026	8,033,875	8,509,480
Verisk Analytics, Inc. 4.000%, 06/15/2025	9,705,000	9,747,321
		375,855,701
Information technology – 2.9%
Citrix Systems, Inc. 4.500%, 12/01/2027	11,464,000	10,963,600
Dell International LLC
6.020%, 06/15/2026 (B)	27,890,000	28,028,785
8.350%, 07/15/2046 (B)	18,980,000	20,571,772
DXC Technology Company 2.875%, 03/27/2020	13,955,000	13,832,594
Hewlett Packard Enterprise Company
2.100%, 10/04/2019 (B)	14,609,000	14,444,559
3.500%, 10/05/2021	18,220,000	18,269,399
Marvell Technology Group, Ltd. 4.875%, 06/22/2028	13,240,000	12,907,310
Microchip Technology, Inc.
3.922%, 06/01/2021 (B)	8,550,000	8,481,173
4.333%, 06/01/2023 (B)	19,628,000	19,144,307
Microsoft Corp. 4.450%, 11/03/2045	11,583,000	12,302,562
Motorola Solutions, Inc. 4.600%, 02/23/2028	16,576,000	16,217,127
NXP BV 4.875%, 03/01/2024 (B)	8,705,000	8,743,215
salesforce.com, Inc. 3.700%, 04/11/2028	8,565,000	8,615,398
Tech Data Corp. 4.950%, 02/15/2027	20,359,000	19,120,024
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	18,570,000	18,264,877
Trimble, Inc. 4.900%, 06/15/2028	9,195,000	9,058,918
		238,965,620
Materials – 0.8%
Anglo American Capital PLC 4.750%, 04/10/2027 (B)	9,195,000	8,810,945
Braskem Finance, Ltd. 7.000%, 05/07/2020 (B)	17,090,000	17,713,956
Braskem Netherlands Finance BV 4.500%, 01/10/2028 (B)	11,360,000	10,499,594
Mexichem SAB de CV 4.000%, 10/04/2027 (B)	6,135,000	5,575,181
Syngenta Finance NV
4.441%, 04/24/2023 (B)	15,880,000	15,303,086
5.676%, 04/24/2048 (B)	5,180,000	4,287,149
The Sherwin-Williams Company 2.250%, 05/15/2020	7,499,000	7,383,115
		69,573,026
Real estate – 0.6%
American Homes 4 Rent LP 4.250%, 02/15/2028	10,505,000	10,157,553
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
American Tower Corp.
3.550%, 07/15/2027	$16,680,000	$15,656,548
4.700%, 03/15/2022	11,995,000	12,318,809
Omega Healthcare Investors, Inc. 4.500%, 01/15/2025	6,500,000	6,404,009
Ventas Realty LP 3.500%, 02/01/2025	8,315,000	7,963,028
		52,499,947
Utilities – 1.4%
ABY Transmision Sur SA 6.875%, 04/30/2043 (B)	8,532,864	9,386,125
CenterPoint Energy, Inc. 2.500%, 09/01/2022	7,760,000	7,421,346
Dominion Energy, Inc. 2.579%, 07/01/2020	9,642,000	9,489,618
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) 01/29/2023 (B)(C)	19,320,000	18,257,400
Emera US Finance LP 3.550%, 06/15/2026	6,192,000	5,874,747
Enable Midstream Partners LP 4.950%, 05/15/2028	12,975,000	12,289,454
Exelon Corp. 5.150%, 12/01/2020	11,220,000	11,465,548
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/2027	16,740,000	15,982,953
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) 02/01/2022 (C)	8,285,000	7,891,463
Southern Power Company 1.950%, 12/15/2019	15,825,000	15,586,470
		113,645,124
TOTAL CORPORATE BONDS (Cost $3,024,755,857)		$2,945,304,602
CAPITAL PREFERRED SECURITIES – 0.1%
Financials – 0.1%
State Street Corp. (3 month LIBOR + 1.000%) 3.788%, 06/01/2077 (D)	10,606,000	8,325,710
TOTAL CAPITAL PREFERRED SECURITIES (Cost $8,445,767)		$8,325,710
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.0%
Commercial and residential – 0.5%
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 month LIBOR + 0.971%) 3.426%, 03/15/2037 (B)(D)	10,611,000	10,378,133
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) 3.705%, 07/15/2035 (B)(D)	10,480,000	10,428,184
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) 3.500%, 06/11/2032 (B)(D)	5,505,000	5,427,900
COLT Mortgage Loan Trust Series 2018-2, Class A1 3.470%, 07/27/2048 (B)(E)	2,698,427	2,686,334
Galton Funding Mortgage Trust Series 2018-1, Class A43 3.500%, 11/25/2057 (B)(E)	5,599,506	5,581,511

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class A2 2.954%, 12/15/2047	$3,924,147	$3,915,235
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) 5.026%, 11/15/2029 (B)(D)	2,149,168	2,133,516
		40,550,813
U.S. Government Agency – 1.5%
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%), 4.315%, 12/25/2028 (D)	3,696,334	3,729,637
Series K017, Class X1 IO, 1.451%, 12/25/2021	135,574,698	4,293,502
Series K018, Class X1 IO, 1.496%, 01/25/2022	107,073,570	3,464,687
Series K021, Class X1 IO, 1.578%, 06/25/2022	31,358,308	1,315,283
Series K022, Class X1 IO, 1.361%, 07/25/2022	322,052,661	11,754,826
Series K026, Class X1 IO, 1.123%, 11/25/2022	161,562,823	5,123,852
Series K038, Class X1 IO, 1.318%, 03/25/2024	239,365,259	11,934,010
Series K048, Class X1 IO, 0.375%, 06/25/2025	164,465,596	2,352,976
Series K709, Class X1 IO, 1.492%, 03/25/2019	64,147,566	78,568
Series K710, Class X1 IO, 1.865%, 05/25/2019	110,601,301	268,640
Series K711, Class X1 IO, 1.799%, 07/25/2019	228,048,434	855,068
Government National Mortgage Association
Series 2012-114, Class IO, 0.765%, 01/16/2053	39,275,779	1,987,704
Series 2016-174, Class IO, 0.900%, 11/16/2056	66,359,615	5,054,572
Series 2017-109, Class IO, 0.611%, 04/16/2057	87,797,301	4,833,847
Series 2017-124, Class IO, 0.706%, 01/16/2059	109,114,827	7,102,328
Series 2017-135, Class IO, 0.839%, 10/16/2058	70,948,428	4,851,156
Series 2017-140, Class IO, 0.609%, 02/16/2059	63,290,883	3,804,801
Series 2017-159, Class IO, 0.545%, 06/16/2059	81,926,692	4,553,731
Series 2017-20, Class IO, 0.748%, 12/16/2058	136,257,009	8,319,553
Series 2017-22, Class IO, 1.022%, 12/16/2057	47,424,279	4,210,290
Series 2017-3, Class IO, 0.908%, 09/16/2058	126,255,922	9,469,371
Series 2017-41, Class IO, 0.791%, 07/16/2058	94,114,995	6,585,659
Series 2017-46, Class IO, 0.620%, 11/16/2057	102,900,001	6,115,182
Series 2017-61, Class IO, 0.768%, 05/16/2059	62,125,936	4,639,851
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2018-69, Class IO, 0.535%, 04/16/2060	$72,810,658	$4,480,986
		121,180,080
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $167,708,083)		$161,730,893
ASSET BACKED SECURITIES – 21.1%
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) 2.576%, 06/22/2037 (D)	6,390,000	6,194,844
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) 2.889%, 08/25/2037 (D)	21,598,133	21,163,784
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) 2.989%, 05/25/2036 (D)	9,608,813	9,472,307
Ally Auto Receivables Trust
Series 2017-4, Class A4 1.960%, 07/15/2022	10,855,000	10,696,119
Series 2018-1, Class A3 2.350%, 06/15/2022	8,820,000	8,746,678
Series 2018-2, Class A4 3.090%, 06/15/2023	16,630,000	16,669,899
Ally Master Owner Trust Series 2018-1, Class A2 2.700%, 01/17/2023	30,910,000	30,678,311
American Express Credit Account Master Trust
Series 2017-1, Class A 1.930%, 09/15/2022	33,165,000	32,773,335
Series 2018-8, Class A 3.180%, 04/15/2024	46,685,000	47,048,891
Americredit Automobile Receivables Trust
Series 2018-2, Class C 3.590%, 06/18/2024	6,580,000	6,633,959
Series 2018-3, Class C 3.740%, 10/18/2024	5,184,000	5,263,481
ARI Fleet Lease Trust Series 2018-B, Class A2 3.220%, 08/16/2027 (B)	17,118,000	17,165,946
BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/2022	43,335,000	42,818,581
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.360%, 03/21/2022	7,925,000	7,974,171
BMW Vehicle Owner Trust
Series 2016-A, Class A4 1.370%, 12/27/2022	10,405,000	10,239,555
Series 2018-A, Class A3 2.350%, 04/25/2022	14,605,000	14,501,382
Cabela's Credit Card Master Note Trust Series 2015-1A, Class A1 2.260%, 03/15/2023	3,135,000	3,102,572
Capital One Multi-Asset Execution Trust
Series 2016-A5, Class A5 1.660%, 06/17/2024	34,760,000	33,719,661
Series 2017-A1, Class A1 2.000%, 01/17/2023	37,430,000	37,019,161

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust (continued)
Series 2017-A4, Class A4 1.990%, 07/17/2023	$5,820,000	$5,729,774
CarMax Auto Owner Trust
Series 2016-1, Class A4 1.880%, 06/15/2021	10,260,000	10,149,379
Series 2016-2, Class A4 1.680%, 09/15/2021	11,525,000	11,346,603
Series 2018-1, Class A3 2.480%, 11/15/2022	9,275,000	9,205,613
Series 2018-4, Class A3 3.360%, 09/15/2023	26,155,000	26,329,940
CenterPoint Energy Restoration Bond Company LLC Series 2009-1, Class A3 4.243%, 08/15/2023	9,110,842	9,332,799
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 1.870%, 02/15/2022 (B)	8,665,000	8,572,150
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3 1.920%, 04/07/2022	14,790,000	14,601,643
Series 2018-A1, Class A1 2.490%, 01/20/2023	33,740,000	33,466,240
CLI Funding LLC Series 2018-1A, Class A 4.030%, 04/18/2043 (B)	13,710,919	13,869,507
CNH Equipment Trust
Series 2017-C, Class A3 2.080%, 02/15/2023	9,825,000	9,698,523
Series 2018-B, Class A3 3.190%, 11/15/2023	14,571,000	14,630,317
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (B)	12,849,325	12,986,552
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) 2.644%, 03/28/2035 (D)	7,773,000	7,486,269
DB Master Finance LLC Series 2015-1A, Class A2II 3.980%, 02/20/2045 (B)	16,040,063	16,263,661
Dell Equipment Finance Trust Series 2018-1, Class A3 3.180%, 06/22/2023 (B)	26,951,000	26,960,301
Discover Card Execution Note Trust
Series 2017-A6, Class A6 1.880%, 02/15/2023	40,130,000	39,481,479
Series 2018-A5, Class A5 3.320%, 03/15/2024	16,431,000	16,627,378
DLL LLC Series 2018-ST2, Class A3 3.460%, 01/20/2022 (B)	9,110,000	9,161,793
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (B)	19,532,750	19,137,602
DRB Prime Student Loan Trust
Series 2015-D, Class A2 3.200%, 01/25/2040 (B)	5,692,871	5,694,908
Series 2016-B, Class A2 2.890%, 06/25/2040 (B)	10,098,441	10,028,855
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (B)	6,571,750	6,823,711
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC Series 2018-3, Class A2 3.380%, 05/20/2024 (B)	$11,864,000	$11,900,552
Evergreen Credit Card Trust Series 2018-1, Class A 2.950%, 03/15/2023 (B)	17,200,000	17,184,912
Five Guys Funding LLC Series 2017-1A, Class A2 4.600%, 07/25/2047 (B)	8,277,450	8,442,386
Ford Credit Auto Lease Trust Series 2018-B, Class A3 3.190%, 12/15/2021	15,780,000	15,845,574
Ford Credit Auto Owner Trust
Series 2015-1, Class A 2.120%, 07/15/2026 (B)	31,588,000	31,265,344
Series 2015-2, Class A 2.440%, 01/15/2027 (B)	21,440,000	21,260,307
Series 2016-B, Class A4 1.520%, 08/15/2021	6,335,000	6,254,660
Series 2016-C, Class A4 1.400%, 02/15/2022	13,945,000	13,643,448
Series 2017-B, Class A4 1.870%, 09/15/2022	4,295,000	4,203,927
Series 2017-C, Class A4 2.160%, 03/15/2023	10,670,000	10,480,913
Series 2018-B, Class A3 3.240%, 04/15/2023	12,990,000	13,057,419
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1 2.160%, 09/15/2022	17,000,000	16,748,436
Series 2018-3, Class A1 3.520%, 10/15/2023	22,650,000	22,908,443
GM Financial Automobile Leasing Trust Series 2018-3, Class A3 3.180%, 06/21/2021	10,662,000	10,677,463
GM Financial Consumer Automobile Receivables Trust
Series 2017-2A, Class A3 1.860%, 12/16/2021 (B)	15,075,000	14,905,816
Series 2017-3A, Class A4 2.130%, 03/16/2023 (B)	15,965,000	15,700,760
Series 2018-4, Class A3 3.210%, 10/16/2023	24,675,000	24,809,111
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) 2.877%, 08/25/2044 (D)	34,019,000	33,466,756
Golden Credit Card Trust Series 2018-1A, Class A 2.620%, 01/15/2023 (B)	48,545,000	48,292,372
Hertz Vehicle Financing II LP Series 2016-3A, Class A 2.270%, 07/25/2020 (B)	13,069,000	12,994,705
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.540%, 02/25/2032 (B)	4,430,979	4,444,079
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4 1.620%, 08/15/2022	19,860,000	19,714,001
Series 2016-4, Class A4 1.360%, 01/18/2023	17,210,000	16,911,172
Series 2017-2, Class A4 1.870%, 09/15/2023	4,674,000	4,592,563
Series 2017-3, Class A4 1.980%, 11/20/2023	5,565,000	5,468,420

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust (continued)
Series 2018-2, Class A3 3.010%, 05/18/2022	$8,451,000	$8,459,585
Series 2018-2, Class A4 3.160%, 08/19/2024	12,635,000	12,718,298
Series 2018-3, Class A3 2.950%, 08/22/2022	6,540,000	6,544,174
Huntington Auto Trust Series 2016-1, Class A4 1.930%, 04/15/2022	29,905,000	29,604,051
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 2.810%, 04/15/2021 (B)	12,490,000	12,446,003
Hyundai Auto Receivables Trust
Series 2018-A, Class A3 2.790%, 07/15/2022	11,300,000	11,291,211
Series 2018-B, Class A3 3.480%, 12/15/2022	8,070,000	8,115,317
John Deere Owner Trust Series 2018-A, Class A3 2.660%, 04/18/2022	5,970,000	5,950,792
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) 2.749%, 10/27/2042 (D)	6,284,116	6,129,844
Mercedes-Benz Auto Receivables Trust Series 2018-1, Class A4 3.150%, 10/15/2024	12,862,000	12,909,600
MMAF Equipment Finance LLC Series 2017-B, Class A3 2.210%, 10/17/2022 (B)	13,163,000	12,959,636
MVW Owner Trust
Series 2014-1A, Class A 2.250%, 09/22/2031 (B)	2,000,270	1,968,180
Series 2018-1A, Class A 3.450%, 01/21/2036 (B)	13,996,928	14,127,245
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (B)	16,296,493	16,560,695
Nelnet Student Loan Trust
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 2.650%, 01/25/2037 (D)	8,641,717	8,502,969
Series 2006-1, Class A3 (3 month LIBOR + 0.450%) 3.103%, 08/23/2036 (B)(D)	21,167,000	20,643,000
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 2.540%, 04/18/2022 (B)	12,530,000	12,446,326
Series 2018-1A, Class A2 3.220%, 02/15/2023 (B)	3,720,000	3,706,934
Series 2018-2A, Class A2 3.690%, 10/16/2023 (B)	8,635,000	8,701,856
Nissan Auto Receivables Owner Trust
Series 2015-C, Class A4 1.670%, 02/15/2022	4,742,000	4,691,284
Series 2016-B, Class A4 1.540%, 10/17/2022	8,655,000	8,504,474
Series 2017-A, Class A3 1.740%, 08/16/2021	11,175,000	11,071,222
Series 2017-B, Class A3 1.750%, 10/15/2021	13,050,000	12,898,583
Series 2017-B, Class A4 1.950%, 10/16/2023	12,410,000	12,200,283
Series 2018-C, Class A3 3.220%, 06/15/2023	19,450,000	19,587,510
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (B)	$4,592,012	$4,562,247
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (B)	6,612,151	6,601,077
PFS Financing Corp. Series 2018-F, Class A 3.520%, 10/16/2023 (B)	10,260,000	10,357,688
Santander Drive Auto Receivables Trust
Series 2018-2, Class C 3.350%, 07/17/2023	6,690,000	6,696,552
Series 2018-3, Class C 3.510%, 08/15/2023	15,610,000	15,620,933
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A 3.500%, 06/20/2035 (B)	5,539,315	5,591,031
Series 2018-3A, Class A 3.690%, 09/20/2035 (B)	7,717,048	7,836,098
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) 3.078%, 06/15/2039 (D)	4,223,416	4,096,633
SMB Private Education Loan Trust
Series 2015-C, Class A2A 2.750%, 07/15/2027 (B)	6,192,113	6,129,178
Series 2016-A, Class A2A 2.700%, 05/15/2031 (B)	19,371,608	19,366,293
SoFi Professional Loan Program LLC Series 2017-E, Class A2A 1.860%, 11/26/2040 (B)	5,503,820	5,434,373
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) 2.699%, 10/28/2037 (B)(D)	30,148,645	29,824,574
Taco Bell Funding LLC Series 2018-1A, Class A2I 4.318%, 11/25/2048 (B)	15,491,000	15,682,159
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A 4.110%, 07/20/2043 (B)	8,957,950	9,036,294
Towd Point Mortgage Trust
Series 2016-5, Class A1 2.500%, 10/25/2056 (B)(E)	13,409,196	12,998,366
Series 2017-1, Class A1 2.750%, 10/25/2056 (B)(E)	4,519,795	4,420,703
Series 2017-2, Class A1 2.750%, 04/25/2057 (B)(E)	3,578,428	3,499,354
Toyota Auto Receivables Owner Trust
Series 2016-C, Class A4 1.320%, 11/15/2021	9,000,000	8,850,346
Series 2017-C, Class A4 1.980%, 12/15/2022	11,435,000	11,205,490
Series 2018-A, Class A3 2.350%, 05/16/2022	11,310,000	11,201,485
Series 2018-C, Class A3 3.020%, 12/15/2022	17,145,000	17,172,792
Series 2018-D, Class A3 3.180%, 03/15/2023	19,935,000	20,092,776
Triton Container Finance V LLC Series 2018-1A, Class A 3.950%, 03/20/2043 (B)	13,801,000	13,862,195
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.150%, 07/22/2024	8,350,000	8,385,109

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Volvo Financial Equipment LLC Series 2018-1A, Class A3 2.540%, 02/15/2022 (B)	$16,000,000	$15,878,712
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (B)	8,921,198	8,712,857
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) 2.730%, 04/25/2040 (B)(D)	2,201,305	2,105,221
Westgate Resorts LLC
Series 2014-1A, Class A 2.150%, 12/20/2026 (B)	1,007,519	1,005,581
Series 2016-1A, Class A 3.500%, 12/20/2028 (B)	3,315,525	3,309,325
World Omni Auto Receivables Trust
Series 2017-B, Class A3 1.950%, 02/15/2023	5,425,000	5,324,056
Series 2018-A, Class A3 2.500%, 04/17/2023	14,875,000	14,768,425
Series 2018-D, Class A3 3.330%, 04/15/2024	26,320,000	26,618,090
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3 3.190%, 12/15/2021	11,970,000	12,037,461
TOTAL ASSET BACKED SECURITIES (Cost $1,738,682,698)		$1,735,663,719
SECURITIES LENDING COLLATERAL – 0.9%
John Hancock Collateral Trust, 2.4078% (F)(G)	7,675,190	76,776,463
TOTAL SECURITIES LENDING COLLATERAL (Cost $76,771,072)		$76,776,463
SHORT-TERM INVESTMENTS – 0.3%
U.S. Government Agency – 0.3%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$4,459,000	4,459,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	16,717,000	16,717,000
		21,176,000
Repurchase agreement – 0.0%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,432,103 on 1-2-19, collateralized by $1,470,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $1,465,109, including interest)	1,432,000	1,432,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,606,751)		$22,608,000
Total Investments (Select Bond Trust) (Cost $8,398,583,899) – 100.9%		$8,288,353,328
Other assets and liabilities, net – (0.9%)		(73,979,807)
TOTAL NET ASSETS – 100.0%		$8,214,373,521
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-18.
Select Bond Trust (continued)
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,318,846,171 or 16.1% of the fund's net assets as of 12-31-18.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Short Term Government Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 94.1%
U.S. Government – 33.6%
U.S. Treasury Notes
1.125%, 06/30/2021	$3,033,000	$2,935,057
1.250%, 03/31/2021	4,305,000	4,189,866
1.375%, 09/30/2020	1,390,000	1,362,496
1.750%, 11/30/2021	3,275,000	3,208,802
1.875%, 04/30/2022 to 07/31/2022	14,215,000	13,924,362
2.625%, 08/31/2020 to 06/30/2023	8,505,000	8,537,111
2.750%, 08/15/2021 to 07/31/2023	6,305,000	6,359,730
2.875%, 11/15/2021	2,900,000	2,932,087
2.875%, 11/30/2023 (A)	15,095,000	15,357,060
		58,806,571
U.S. Government Agency – 60.5%
Federal Agricultural Mortgage Corp.
0.970%, 07/26/2019	4,035,000	3,998,286
1.430%, 04/18/2019	3,065,000	3,055,888
1.640%, 04/17/2020	3,885,000	3,837,945
1.675%, 02/24/2020	1,875,000	1,855,001
1.750%, 06/15/2020	2,055,000	2,029,841
2.000%, 01/15/2021	4,965,000	4,911,204
Federal Farm Credit Bank
1.440%, 08/16/2021	4,620,000	4,477,607
1.680%, 04/05/2021	2,345,000	2,299,537
2.230%, 11/15/2022	7,220,000	7,114,732
3.000%, 06/29/2022	3,470,000	3,470,090
Federal Home Loan Bank
1.550%, 10/26/2020	2,695,000	2,645,056
1.700%, 04/26/2021	2,940,000	2,876,520
1.750%, 07/13/2020	4,095,000	4,039,439
1.875%, 11/29/2021	1,960,000	1,924,524
2.260%, 10/04/2022	3,800,000	3,738,657
3.000%, 05/28/2020	3,555,000	3,557,499
Federal Home Loan Mortgage Corp.
1.765%, 06/26/2020	4,510,000	4,454,649
2.000%, 11/20/2020	4,940,000	4,881,412
2.464%, (12 month LIBOR + 1.618%), 05/01/2045 (B)	2,149,711	2,166,614
3.000%, 07/01/2030	888,210	888,526
3.350%, 09/28/2023	7,000,000	7,006,405
3.500%, 04/01/2032	2,589,484	2,627,643
5.500%, 07/01/2040	417,046	448,099
7.000%, 04/01/2031 to 04/01/2032	661	748

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
1.500%, 11/30/2020	$4,415,000	$4,326,629
1.950%, 11/09/2020	3,150,000	3,108,990
2.500%, 10/01/2027	1,444,484	1,423,616
3.000%, 03/01/2028 to 03/01/2031	11,196,254	11,223,618
3.500%, 12/01/2025	724,380	735,317
5.500%, 08/01/2040	163,089	175,277
6.500%, 01/01/2039	565,009	639,335
7.000%, 08/01/2025 to 01/01/2029	1,575	1,751
7.500%, 01/01/2031	606	697
8.000%, 10/01/2024 to 09/01/2030	1,290	1,485
Government National Mortgage Association 7.500%, 01/15/2027 to 03/15/2027	295	327
Tennessee Valley Authority 3.875%, 02/15/2021	5,815,000	5,967,711
		105,910,675
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $166,994,914)		$164,717,246
COLLATERALIZED MORTGAGE OBLIGATIONS – 4.2%
U.S. Government Agency – 4.2%
Federal Home Loan Mortgage Corp.
Series 4482, Class MA, 2.000%, 04/15/2031	594,509	586,967
Series K017, Class X1 IO, 1.303%, 12/25/2021	23,222,036	735,416
Series K018, Class X1 IO, 1.348%, 01/25/2022	4,398,712	142,334
Series K022, Class X1 IO, 1.234%, 07/25/2022	11,416,224	416,689
Series K026, Class X1 IO, 0.998%, 11/25/2022	5,442,025	172,590
Series K030, Class X1 IO, 0.309%, 04/25/2023	140,454,798	1,058,804
Series K038, Class X1 IO, 1.163%, 03/25/2024	8,331,724	415,394
Series K709, Class X1 IO, 1.492%, 03/25/2019	4,369,065	5,351
Series K710, Class X1 IO, 1.734%, 05/25/2019	4,344,978	10,554
Series K711, Class X1 IO, 1.668%, 07/25/2019	6,368,002	23,877
Series K718, Class X1 IO, 0.624%, 01/25/2022	20,170,474	322,693
Federal National Mortgage Association
Series 2013-100, Class CA, 4.000%, 03/25/2039	351,837	357,497
Series 2014-28, Class BD, 3.500%, 08/25/2043	574,313	582,167
Government National Mortgage Association
Series 2012-114, Class IO, 0.765%, 01/16/2053	2,674,636	135,360
Series 2017-109, Class IO, 0.611%, 04/16/2057	2,887,264	158,964
Series 2017-124, Class IO, 0.706%, 01/16/2059	3,595,362	234,024
Series 2017-140, Class IO, 0.609%, 02/16/2059	2,106,920	126,660
Series 2017-20, Class IO, 0.748%, 12/16/2058	4,826,391	294,689
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-3, Class IO, 0.908%, 09/16/2058	$4,416,877	$331,272
Series 2017-41, Class IO, 0.791%, 07/16/2058	3,266,606	228,579
Series 2017-46, Class IO, 0.620%, 11/16/2057	3,572,312	212,297
Series 2017-61, Class IO, 0.768%, 05/16/2059	2,140,750	159,881
Series 2017-74, Class IO, 0.778%, 09/16/2058	3,732,849	229,659
Series 2017-89, Class IO, 0.766%, 07/16/2059	3,772,813	276,207
Series 2018-9, Class IO, 0.558%, 01/16/2060	2,573,737	147,150
		7,365,075
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,889,020)		$7,365,075
SECURITIES LENDING COLLATERAL – 8.4%
John Hancock Collateral Trust, 2.4078% (C)(D)	1,474,568	14,750,397
TOTAL SECURITIES LENDING COLLATERAL (Cost $14,750,250)		$14,750,397
SHORT-TERM INVESTMENTS – 1.3%
U.S. Government Agency – 1.2%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$426,000	426,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	1,594,000	1,594,000
		2,020,000
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $136,010 on 1-2-19, collateralized by $140,000 U.S. Treasury Notes, 2.375% due 8-15-24 (valued at $139,534, including interest)	136,000	136,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,155,881)		$2,156,000
Total Investments (Short Term Government Income Trust) (Cost $190,790,065) – 108.0%		$188,988,718
Other assets and liabilities, net – (8.0%)		(13,919,929)
TOTAL NET ASSETS – 100.0%		$175,068,789
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 12-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 18.8%
Australia – 0.9%
Commonwealth of Australia 5.750%, 07/15/2022	AUD	830,000	$662,960
New South Wales Treasury Corp. 6.000%, 03/01/2022		1,545,000	1,219,001
Queensland Treasury Corp.
6.000%, 07/21/2022		1,540,000	1,226,414
6.250%, 02/21/2020		1,435,000	1,057,293
			4,165,668
Austria – 0.4%
Republic of Austria 0.000%, 07/15/2023 (A)	EUR	1,515,000	1,749,871
Brazil – 1.9%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	13,925,000	3,758,135
10.000%, 01/01/2023		21,135,000	5,711,153
			9,469,288
Canada – 0.2%
Export Development Canada 2.400%, 06/07/2021	AUD	430,000	304,123
Province of British Columbia 6.600%, 01/09/2020 (A)	INR	60,405,000	857,713
			1,161,836
Colombia – 1.4%
Republic of Colombia
4.000%, 02/26/2024		$840,000	831,600
4.500%, 01/28/2026		1,415,000	1,415,000
7.000%, 09/11/2019	COP	3,176,700,000	992,890
7.000%, 05/04/2022		7,382,000,000	2,363,238
11.000%, 07/24/2020		3,666,200,000	1,224,305
			6,827,033
Finland – 0.3%
Republic of Finland 1.500%, 04/15/2023 (A)	EUR	1,180,000	1,453,027
Hungary – 1.0%
Republic of Hungary
6.250%, 01/29/2020		$2,150,000	2,210,340
6.375%, 03/29/2021		2,498,000	2,636,054
			4,846,394
Indonesia – 3.6%
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/2027 (A)		940,000	903,340
Republic of Indonesia
2.150%, 07/18/2024 (A)	EUR	740,000	857,586
2.625%, 06/14/2023 (A)		850,000	1,014,287
5.625%, 05/15/2023	IDR	5,323,000,000	339,628
5.875%, 01/15/2024 (A)		$535,000	570,365
6.125%, 05/15/2028	IDR	26,752,000,000	1,637,118
6.625%, 05/15/2033		21,476,000,000	1,300,806
7.000%, 05/15/2022		21,412,000,000	1,456,107
7.000%, 05/15/2027		19,812,000,000	1,288,193
7.500%, 08/15/2032		3,504,000,000	228,686
7.500%, 05/15/2038		15,217,000,000	973,549
8.250%, 07/15/2021		19,860,000,000	1,400,420
8.375%, 03/15/2024		25,945,000,000	1,833,561
8.375%, 09/15/2026		26,845,000,000	1,891,998
8.750%, 05/15/2031		17,423,000,000	1,256,807
9.000%, 03/15/2029		8,290,000,000	606,653
			17,559,104
Ireland – 2.0%
Republic of Ireland
3.400%, 03/18/2024	EUR	3,417,000	4,573,796
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ireland (continued)
Republic of Ireland (continued)
3.900%, 03/20/2023	EUR	3,995,000	$5,339,976
			9,913,772
Malaysia – 1.7%
Government of Malaysia
3.620%, 11/30/2021	MYR	2,895,000	699,908
3.733%, 06/15/2028		1,930,000	453,803
3.844%, 04/15/2033		6,313,000	1,426,801
3.882%, 03/14/2025		2,835,000	680,904
3.899%, 11/16/2027		3,370,000	797,591
4.059%, 09/30/2024		9,740,000	2,368,360
4.160%, 07/15/2021		7,083,000	1,736,165
			8,163,532
Mexico – 0.2%
Government of Mexico 4.600%, 01/23/2046		$1,060,000	938,630
New Zealand – 0.7%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	1,105,000	753,561
6.000%, 05/15/2021		2,390,000	1,762,963
New Zealand Local Government Funding Agency 5.500%, 04/15/2023		865,000	651,389
			3,167,913
Norway – 1.4%
Government of Norway
2.000%, 05/24/2023 (A)	NOK	15,075,000	1,790,076
3.750%, 05/25/2021 (A)		26,605,000	3,265,583
4.500%, 05/22/2019 (A)		15,572,000	1,825,923
			6,881,582
Philippines – 1.5%
Republic of Philippines
3.500%, 03/20/2021	PHP	26,480,000	468,283
3.500%, 04/21/2023		71,930,000	1,191,681
4.625%, 09/09/2040		4,368,000	56,793
4.950%, 01/15/2021		4,435,000	82,966
5.875%, 12/16/2020		84,843,440	1,580,999
6.250%, 01/14/2036		43,000,000	801,664
6.500%, 04/28/2021		42,600,000	804,252
7.375%, 03/03/2021		59,600,000	1,144,480
8.000%, 07/19/2031		66,710,000	1,366,046
			7,497,164
Portugal – 0.9%
Republic of Portugal
3.850%, 04/15/2021 (A)	EUR	2,065,000	2,584,970
5.125%, 10/15/2024 (A)		$1,905,000	1,986,572
			4,571,542
Singapore – 0.2%
Republic of Singapore 3.250%, 09/01/2020	SGD	1,270,000	952,932
Sweden – 0.5%
Kingdom of Sweden 0.125%, 04/24/2023 (A)	EUR	1,880,000	2,175,931
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $101,827,585)			$91,495,219
CORPORATE BONDS – 43.3%
Communication services – 4.9%
America Movil SAB de CV 7.125%, 12/09/2024	MXN	15,990,000	707,509
Cablevision Systems Corp. 5.875%, 09/15/2022		$415,000	407,738

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
CCO Holdings LLC
5.000%, 02/01/2028 (A)		$1,245,000	$1,145,400
5.125%, 05/01/2027 (A)		885,000	824,289
5.750%, 01/15/2024		1,290,000	1,283,550
Cimpress NV 7.000%, 06/15/2026 (A)		815,000	782,400
CSC Holdings LLC
5.375%, 02/01/2028 (A)		640,000	588,595
5.500%, 04/15/2027 (A)		970,000	902,100
7.500%, 04/01/2028 (A)		1,120,000	1,117,200
Lamar Media Corp. 5.000%, 05/01/2023		204,000	202,980
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (A)		381,000	376,238
Meredith Corp. 6.875%, 02/01/2026 (A)		140,000	136,850
Netflix, Inc.
3.625%, 05/15/2027	EUR	1,215,000	1,346,843
5.875%, 11/15/2028 (A)		$1,420,000	1,383,691
6.375%, 05/15/2029 (A)		1,035,000	1,020,769
Nexstar Broadcasting, Inc.
5.625%, 08/01/2024 (A)		1,238,000	1,157,530
5.875%, 11/15/2022		723,000	721,193
Rackspace Hosting, Inc. 8.625%, 11/15/2024 (A)(B)		660,000	514,800
Radiate Holdco LLC 6.625%, 02/15/2025 (A)		1,390,000	1,202,350
Sinclair Television Group, Inc. 5.625%, 08/01/2024 (A)		1,030,000	965,625
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (A)		1,130,000	1,081,975
5.000%, 08/01/2027 (A)		330,000	301,538
5.375%, 07/15/2026 (A)		1,005,000	939,675
Tribune Media Company 5.875%, 07/15/2022		635,000	638,175
Uber Technologies, Inc. 8.000%, 11/01/2026 (A)		1,320,000	1,273,800
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%) 02/28/2057		1,435,000	1,339,179
WMG Acquisition Corp.
5.000%, 08/01/2023 (A)		270,000	262,575
5.500%, 04/15/2026 (A)		1,130,000	1,079,150
			23,703,717
Consumer discretionary – 2.0%
ESH Hospitality, Inc. 5.250%, 05/01/2025 (A)		820,000	762,600
Expedia Group, Inc. 5.000%, 02/15/2026		1,240,000	1,253,150
Graham Holdings Company 5.750%, 06/01/2026 (A)		865,000	867,163
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.000%, 06/01/2024 (A)		1,395,000	1,346,175
5.250%, 06/01/2026 (A)		1,881,000	1,819,924
New Red Finance, Inc.
4.250%, 05/15/2024 (A)		1,470,000	1,353,591
4.625%, 01/15/2022 (A)		1,535,000	1,485,113
5.000%, 10/15/2025 (A)		1,090,000	1,002,800
			9,890,516
Consumer staples – 1.5%
Aramark Services, Inc. 5.000%, 04/01/2025 (A)		810,000	791,775
Darling Global Finance BV 3.625%, 05/15/2026 (A)	EUR	655,000	742,961
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Darling Ingredients, Inc. 5.375%, 01/15/2022		$840,000	$833,700
Molson Coors Brewing Company 1.250%, 07/15/2024	EUR	755,000	852,819
Natura Cosmeticos SA 5.375%, 02/01/2023 (A)		$1,350,000	1,351,688
Post Holdings, Inc.
5.000%, 08/15/2026 (A)		1,590,000	1,446,900
5.750%, 03/01/2027 (A)		1,355,000	1,270,313
			7,290,156
Energy – 8.6%
Antero Midstream Partners LP 5.375%, 09/15/2024		1,770,000	1,650,525
Antero Resources Corp.
5.000%, 03/01/2025		1,255,000	1,135,775
5.625%, 06/01/2023		1,825,000	1,733,750
Blue Racer Midstream LLC 6.125%, 11/15/2022 (A)		795,000	767,175
Chesapeake Energy Corp. 7.000%, 10/01/2024 (B)		2,010,000	1,738,650
Concho Resources, Inc. 4.375%, 01/15/2025		1,045,000	1,032,574
DCP Midstream Operating LP
3.875%, 03/15/2023		70,000	65,625
5.375%, 07/15/2025		2,030,000	1,984,325
Denbury Resources, Inc. 7.500%, 02/15/2024 (A)(B)		2,255,000	1,815,275
Diamondback Energy, Inc.
4.750%, 11/01/2024 (A)		785,000	757,525
5.375%, 05/31/2025		2,290,000	2,232,750
Enbridge, Inc. 4.250%, 12/01/2026		1,185,000	1,172,366
Enbridge, Inc. (6.000% to 1-15-27, then 3 month LIBOR + 3.890%) 01/15/2077		940,000	845,104
FTS International, Inc. 6.250%, 05/01/2022		640,000	566,400
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/2024 (A)		1,025,000	893,069
Marathon Petroleum Corp. 4.750%, 12/15/2023 (A)		1,300,000	1,333,839
Murphy Oil Corp. 6.875%, 08/15/2024		2,295,000	2,282,441
Newfield Exploration Company
5.375%, 01/01/2026		1,130,000	1,107,400
5.625%, 07/01/2024		1,685,000	1,706,063
Occidental Petroleum Corp. 3.500%, 06/15/2025		1,705,000	1,687,833
Parsley Energy LLC
5.375%, 01/15/2025 (A)		1,625,000	1,495,000
5.625%, 10/15/2027 (A)		1,615,000	1,467,631
6.250%, 06/01/2024 (A)		550,000	533,500
Pertamina Persero PT 4.300%, 05/20/2023 (A)		805,000	793,367
Petroleos del Peru SA 5.625%, 06/19/2047 (A)		697,000	681,666
Petroleos Mexicanos
4.625%, 09/21/2023		1,210,000	1,135,585
7.190%, 09/12/2024 (A)	MXN	13,000,000	514,331
7.650%, 11/24/2021 (A)		22,981,500	1,067,197
SM Energy Company 6.625%, 01/15/2027		$2,120,000	1,886,800
Targa Resources Partners LP 5.875%, 04/15/2026 (A)		815,000	792,588

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Teekay Offshore Partners LP 8.500%, 07/15/2023 (A)		$785,000	$761,450
The Williams Companies, Inc.
3.700%, 01/15/2023		1,025,000	999,842
3.750%, 06/15/2027		1,055,000	1,000,252
4.550%, 06/24/2024		1,060,000	1,070,218
WPX Energy, Inc.
5.750%, 06/01/2026		1,020,000	923,100
6.000%, 01/15/2022		132,000	128,370
			41,759,361
Financials – 13.2%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%) 05/15/2068		2,395,000	2,730,300
Asian Development Bank
4.625%, 03/06/2019	NZD	1,595,000	1,075,193
5.000%, 03/09/2022	AUD	940,000	716,879
Banc of California, Inc. 5.250%, 04/15/2025		$273,000	272,049
Banco Nacional de Comercio Exterior SNC 4.375%, 10/14/2025 (A)		1,205,000	1,150,775
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) 08/11/2026 (A)		255,000	243,525
Bank of America Corp. (3 month LIBOR + 0.760%) 3.548%, 09/15/2026 (C)		1,290,000	1,173,401
Bank of Ireland Group PLC 4.500%, 11/25/2023 (A)		580,000	567,232
BankUnited, Inc. 4.875%, 11/17/2025		1,175,000	1,199,000
BNG Bank NV 0.250%, 02/22/2023 to 06/07/2024	EUR	1,660,000	1,918,423
Citibank NA 2.125%, 10/20/2020		$1,585,000	1,553,292
Citigroup, Inc. (3 month BBSW + 1.550%) 3.480%, 05/04/2021 (C)	AUD	1,487,000	1,058,992
ConnectOne Bancorp, Inc. (5.200% to 2-1-23, then 3 month LIBOR + 2.840%) 02/01/2028		$340,000	338,811
DB Insurance Company, Ltd.
3.492%, 05/25/2024	KRW	1,000,000,000	916,033
3.865%, 05/25/2027		1,000,000,000	933,525
Dime Community Bancshares, Inc. (4.500% to 6-15-22, then 3 month LIBOR + 2.660%) 06/15/2027		$725,000	743,343
E*TRADE Financial Corp. (5.875% to 9-15-26, then 3 month LIBOR + 4.435%) 09/15/2026 (D)		340,000	306,000
European Bank for Reconstruction & Development 7.375%, 04/15/2019	IDR	7,990,000,000	553,410
European Financial Stability Facility
0.125%, 10/17/2023	EUR	1,515,000	1,740,992
0.500%, 01/20/2023		725,000	850,383
1.875%, 05/23/2023		1,020,000	1,265,554
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) 06/30/2023 (D)		$1,147,000	996,456
Freedom Mortgage Corp. 8.250%, 04/15/2025 (A)		1,200,000	1,026,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) 04/15/2023 (D)		795,000	705,563
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Inter-American Development Bank 6.500%, 08/20/2019	AUD	2,005,000	$1,448,960
International Bank for Reconstruction & Development
2.500%, 03/12/2020		1,015,000	717,212
2.800%, 01/13/2021		1,185,000	844,134
3.375%, 01/25/2022	NZD	2,027,000	1,401,372
3.500%, 01/22/2021		2,925,000	2,012,612
3.625%, 06/22/2020	NOK	7,100,000	847,673
4.625%, 10/06/2021	NZD	2,400,000	1,710,123
7.450%, 08/20/2021	IDR	15,855,000,000	1,084,775
International Finance Corp.
2.800%, 08/15/2022	AUD	2,000,000	1,431,164
3.625%, 05/20/2020	NZD	1,425,000	975,466
JPMorgan Chase & Co. (6.100% to 10-1-24, then 3 month LIBOR + 3.330%) 10/01/2024 (D)		$267,000	265,331
KfW
0.000%, 09/15/2023	EUR	415,000	476,352
0.375%, 03/15/2023		845,000	988,116
2.125%, 08/15/2023		1,545,000	1,950,326
3.750%, 05/29/2020	NZD	1,100,000	753,806
6.000%, 08/20/2020	AUD	2,925,000	2,183,981
MGIC Investment Corp. 5.750%, 08/15/2023		$580,000	577,100
Nationstar Mortgage Holdings, Inc. 8.125%, 07/15/2023 (A)		925,000	901,875
Nordic Investment Bank
1.375%, 07/15/2020	NOK	5,340,000	618,199
4.125%, 03/19/2020	NZD	1,740,000	1,195,090
Old Second Bancorp, Inc. (5.750% to 12-31-21, then 3 month LIBOR + 3.850%) 12/31/2026		$84,000	85,568
Popular, Inc. 6.125%, 09/14/2023		1,625,000	1,611,805
Refinitiv US Holdings, Inc. 8.250%, 11/15/2026 (A)		1,245,000	1,137,619
SunTrust Banks, Inc. (5.050% to 6-15-22, then 3 month LIBOR + 3.102%) 06/15/2022 (D)		1,275,000	1,118,813
Swiss Insured Brazil Power Finance Sarl 9.850%, 07/16/2032 (A)	BRL	17,450,000	4,502,354
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%) 12/15/2025		$1,500,000	1,515,000
Temasek Financial I, Ltd. 3.265%, 02/19/2020	SGD	1,250,000	928,420
The Goldman Sachs Group, Inc. 1.375%, 05/15/2024	EUR	983,000	1,119,156
The Goldman Sachs Group, Inc. (3 month LIBOR + 0.750%) 3.427%, 02/23/2023 (C)		$1,170,000	1,130,753
Trust F/1401 5.250%, 12/15/2024 (A)		1,195,000	1,145,706
U.S. Bancorp 0.850%, 06/07/2024	EUR	615,000	700,983
Wells Fargo & Company 3.250%, 04/27/2022	AUD	1,120,000	794,164
Wells Fargo & Company (3 month BBSW + 1.320%) 3.235%, 07/27/2021 (C)		935,000	662,536
Westpac Banking Corp.
5.000%, 10/21/2019	GBP	375,000	491,626
7.250%, 02/11/2020	AUD	700,000	518,553

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Zions Bancorp NA (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) 06/15/2023 (D)		$550,000	$530,750
			64,412,604
Health care – 1.9%
AbbVie, Inc. 1.375%, 05/17/2024	EUR	948,000	1,095,318
Allergan Funding SCS 1.250%, 06/01/2024		520,000	582,159
CVS Health Corp. 4.100%, 03/25/2025		$735,000	728,549
HCA Healthcare, Inc. 6.250%, 02/15/2021		887,000	906,958
HCA, Inc.
4.500%, 02/15/2027		1,285,000	1,214,325
5.000%, 03/15/2024		995,000	985,050
7.500%, 02/15/2022		1,165,000	1,237,813
IQVIA, Inc. 4.875%, 05/15/2023 (A)		590,000	578,200
Teva Pharmaceutical Finance Netherlands II BV 4.500%, 03/01/2025	EUR	865,000	1,000,601
Thermo Fisher Scientific, Inc.
0.750%, 09/12/2024		282,000	313,740
1.400%, 01/23/2026		468,000	527,963
			9,170,676
Industrials – 4.0%
AECOM
5.125%, 03/15/2027		$2,655,000	2,270,025
5.875%, 10/15/2024		560,000	551,600
BOC Aviation, Ltd. 2.750%, 09/18/2022 (A)		990,000	953,695
BOC Aviation, Ltd. (3 month LIBOR + 1.050%) 3.609%, 05/02/2021 (A)(C)		285,000	285,843
HC2 Holdings, Inc. 11.500%, 12/01/2021 (A)		695,000	649,519
IHS Markit, Ltd. 4.750%, 08/01/2028		835,000	815,194
Jasa Marga Persero Tbk PT 7.500%, 12/11/2020 (A)	IDR	9,120,000,000	594,838
Mexico City Airport Trust
3.875%, 04/30/2028 (A)		$3,510,000	3,083,535
4.250%, 10/31/2026 (A)		2,820,000	2,513,325
5.500%, 10/31/2046 to 07/31/2047 (A)		7,004,000	6,157,145
Pelabuhan Indonesia II PT 4.250%, 05/05/2025 (A)		920,000	867,100
United Rentals North America, Inc. 5.500%, 05/15/2027		870,000	806,925
			19,548,744
Information technology – 1.4%
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (A)(B)		870,000	796,050
CDK Global, Inc. 5.875%, 06/15/2026		1,065,000	1,069,313
IBM Corp. 2.750%, 12/21/2020	GBP	925,000	1,205,970
Motorola Solutions, Inc. 4.600%, 02/23/2028		$127,000	124,250
NXP BV 4.625%, 06/01/2023 (A)		1,200,000	1,176,000
Travelport Corporate Finance PLC 6.000%, 03/15/2026 (A)		900,000	909,000
Western Digital Corp. 4.750%, 02/15/2026		1,010,000	876,175
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Xerox Corp. 3.625%, 03/15/2023		$830,000	$746,669
			6,903,427
Materials – 2.7%
Ball Corp.
4.000%, 11/15/2023		1,720,000	1,672,700
4.375%, 12/15/2020		820,000	823,075
4.875%, 03/15/2026		1,120,000	1,089,200
5.250%, 07/01/2025		1,460,000	1,456,350
Cemex SAB de CV 6.125%, 05/05/2025 (A)		635,000	619,322
Crown Americas LLC 4.500%, 01/15/2023		1,360,000	1,327,700
Crown Cork & Seal Company, Inc. 7.375%, 12/15/2026		1,021,000	1,087,365
Ecolab, Inc. 1.000%, 01/15/2024	EUR	330,000	379,034
Sealed Air Corp.
4.875%, 12/01/2022 (A)		$690,000	683,100
5.125%, 12/01/2024 (A)		965,000	946,906
6.500%, 12/01/2020 (A)		1,390,000	1,438,650
Vedanta Resources PLC 6.375%, 07/30/2022 (A)		1,550,000	1,385,700
			12,909,102
Real estate – 0.9%
Equinix, Inc.
2.875%, 03/15/2024	EUR	705,000	804,649
5.375%, 05/15/2027		$2,395,000	2,341,113
5.875%, 01/15/2026		845,000	851,338
SBA Communications Corp. 4.875%, 09/01/2024		550,000	517,000
			4,514,100
Utilities – 2.2%
AmeriGas Partners LP 5.750%, 05/20/2027		1,255,000	1,110,675
Emera US Finance LP 3.550%, 06/15/2026		2,415,000	2,291,265
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%) 06/15/2076		1,495,000	1,497,870
Greenko Dutch BV 5.250%, 07/24/2024 (A)		975,000	873,844
NextEra Energy Operating Partners LP
4.250%, 09/15/2024 (A)		711,000	657,675
4.500%, 09/15/2027 (A)		1,210,000	1,076,900
NRG Energy, Inc. 6.625%, 01/15/2027		1,625,000	1,637,188
Perusahaan Listrik Negara PT 4.125%, 05/15/2027 (A)		1,440,000	1,332,271
Southern Gas Networks PLC 4.875%, 12/21/2020	GBP	80,000	108,324
			10,586,012
TOTAL CORPORATE BONDS (Cost $223,784,643)			$210,688,415
CONVERTIBLE BONDS – 2.7%
Communication services – 0.3%
DISH Network Corp. 3.375%, 08/15/2026		$430,000	347,232
GCI Liberty, Inc. 1.750%, 09/30/2046 (A)		1,150,000	1,119,788
			1,467,020

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
Consumer discretionary – 0.6%
Liberty Expedia Holdings, Inc. 1.000%, 06/30/2047 (A)(B)		$1,177,000	$1,124,919
Sony Corp. 0.000%, 09/30/2022	JPY	139,000,000	1,519,562
			2,644,481
Energy – 0.5%
Chesapeake Energy Corp. 5.500%, 09/15/2026		$1,335,000	1,074,491
Oasis Petroleum, Inc. 2.625%, 09/15/2023 (B)		935,000	821,969
SM Energy Company 1.500%, 07/01/2021 (B)		785,000	729,668
			2,626,128
Financials – 0.1%
Redwood Trust, Inc. 5.625%, 07/15/2024		635,000	596,024
Health care – 0.8%
Anthem, Inc. 2.750%, 10/15/2042		384,000	1,388,498
Bayer Capital Corp. BV 5.625%, 11/22/2019 (A)	EUR	1,300,000	1,139,016
Danaher Corp. 0.000%, 01/22/2021		$340,000	1,331,655
			3,859,169
Information technology – 0.2%
Avaya Holdings Corp. 2.250%, 06/15/2023 (A)		1,055,000	900,072
Utilities – 0.2%
NRG Energy, Inc. 2.750%, 06/01/2048 (A)		1,020,000	1,098,418
TOTAL CONVERTIBLE BONDS (Cost $13,263,167)			$13,191,312
CAPITAL PREFERRED SECURITIES – 1.9%
Financials – 1.9%
BAC Capital Trust XIII (Greater of 3 month LIBOR + 0.400% or 4.000%) 4.000%, 01/22/2019 (C)(D)		1,605,000	1,115,066
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) 4.000%, 01/22/2019 (C)(D)		1,115,000	790,814
First Maryland Capital I (3 month LIBOR + 1.000%) 3.436%, 01/15/2027 (C)		1,046,000	946,630
First Maryland Capital II (3 month LIBOR + 0.850%) 3.391%, 02/01/2027 (C)		1,220,000	1,073,600
ILFC E-Capital Trust I (1.550% + highest of 3 month LIBOR, 10 Year CMT, and 30 Year CMT) 4.550%, 12/21/2065 (A)(C)		1,120,000	870,800
Mellon Capital IV (Greater of 3 month LIBOR + 0.565% or 4.000%) 4.000%, 02/04/2019 (C)(D)		1,515,000	1,148,946
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) 3.500%, 02/04/2019 (C)(D)		2,081,000	1,539,940
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) 5.570%, 02/04/2019 (C)(D)	$1,942,000	$1,756,539
		9,242,335
TOTAL CAPITAL PREFERRED SECURITIES (Cost $10,690,565)		$9,242,335
TERM LOANS (E) – 12.8%
Communication services – 2.5%
Cengage Learning, Inc., 2016 Term Loan B (1 month LIBOR + 4.250%) 6.754%, 06/07/2023	1,363,217	1,163,847
CenturyLink, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%) 5.272%, 01/31/2025	856,350	797,262
Charter Communications Operating LLC, 2017 Term Loan B (1 month LIBOR + 2.000%) 4.530%, 04/30/2025	1,539,171	1,472,032
Cinemark USA, Inc., 2018 Term Loan B (1 month LIBOR + 1.750%) 4.280%, 03/29/2025	157,378	153,543
Houghton Mifflin Harcourt Publishers, Inc., 2015 Term Loan B (1 month LIBOR + 3.000%) 5.522%, 05/31/2021	1,278,376	1,155,333
Meredith Corp., 2018 Term Loan B (1 month LIBOR + 2.750%) 5.272%, 01/31/2025	670,688	650,010
Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 4.500%) 7.030%, 07/03/2026	1,010,000	939,300
Sable International Finance, Ltd., Term Loan B4 (1 month LIBOR + 3.250%) 5.772%, 01/30/2026	1,425,000	1,371,050
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 2.000%) 4.530%, 04/11/2025	1,452,254	1,389,400
Sprint Communications, Inc., 1st Lien Term Loan B (1 month LIBOR + 2.500%) 5.063%, 02/02/2024	873,830	829,413
Uber Technologies, Inc., 2018 Term Loan (1 month LIBOR + 4.000%) 6.387%, 04/04/2025	732,011	711,880
Virgin Media Bristol LLC, USD Term Loan K (1 month LIBOR + 2.500%) 4.955%, 01/15/2026	1,135,000	1,072,439
West Corp., 2017 Term Loan (3 month LIBOR + 4.000%) 6.527%, 10/10/2024	612,829	561,125
		12,266,634
Consumer discretionary – 2.3%
American Axle & Manufacturing, Inc., Term Loan B (1 and 3 month LIBOR + 2.250%) 4.752%, 04/06/2024	1,145,625	1,081,184
American Tire Distributors, Inc., 2015 Term Loan 0.000%, 09/01/2021 (F)	1,884,626	1,529,694
American Tire Distributors, Inc., FILO DIP Term Loan (3 month LIBOR + 8.750%) 11.250%, 10/05/2019	257,714	256,426
Four Seasons Hotels, Ltd., New 1st Lien Term Loan (1 month LIBOR + 2.000%) 4.522%, 11/30/2023	1,878,268	1,798,104

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (E) (continued)
Consumer discretionary (continued)
Hilton Worldwide Finance LLC, Term Loan B2 (1 month LIBOR + 1.750%) 4.256%, 10/25/2023	$974,575	$938,029
Marriott Ownership Resorts, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%) 4.772%, 08/29/2025	1,355,000	1,321,125
Neiman Marcus Group, Ltd. LLC, 2020 Term Loan (1 month LIBOR + 3.250%) 5.630%, 10/25/2020	2,035,777	1,714,511
New Red Finance, Inc., Term Loan B3 (1 month LIBOR + 2.250%) 4.772%, 02/16/2024	1,545,795	1,469,788
The ServiceMaster Company LLC, 2016 Term Loan B (1 month LIBOR + 2.500%) 5.022%, 11/08/2023	616,429	602,301
Wyndham Hotels & Resorts, Inc., Term Loan B (1 month LIBOR + 1.750%) 4.272%, 05/30/2025	633,413	608,076
		11,319,238
Consumer staples – 1.1%
Aramark Services, Inc., 2018 Term Loan B2 (1 month LIBOR + 1.750%) 4.272%, 03/28/2024	715,340	691,869
Aramark Services, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%) 4.272%, 03/11/2025	387,055	375,122
Energizer Holdings, Inc., 2018 Term Loan B 06/20/2025 TBD (G)	1,310,000	1,262,513
Revlon Consumer Products Corp., 2016 Term Loan B (3 month LIBOR + 3.500%) 6.211%, 09/07/2023	2,320,838	1,638,674
US Foods, Inc., 2016 Term Loan B (1 month LIBOR + 2.000%) 4.522%, 06/27/2023	1,141,148	1,092,649
		5,060,827
Energy – 0.6%
Energy Transfer LP, USD 2017 Term Loan B (1 month LIBOR + 2.000%) 4.522%, 02/02/2024	1,350,000	1,313,834
Grizzly Finco, 2018 Term Loan B (3 month LIBOR + 3.250%) 5.646%, 10/01/2025	1,436,400	1,400,490
		2,714,324
Financials – 0.8%
GGP Nimbus LP, 1st Lien Term Loan B (1 month LIBOR + 2.500%) 5.022%, 08/27/2025	1,630,000	1,532,705
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.750%) 6.272%, 10/01/2025	1,735,000	1,648,250
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%) 5.803%, 05/16/2024	923,313	869,068
		4,050,023
Health care – 0.7%
Catalent Pharma Solutions, Inc., USD Term Loan B (1 month LIBOR + 2.250%) 4.772%, 05/20/2024	78,181	75,738
Gentiva Health Services, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%) 6.313%, 07/02/2025	1,028,599	995,169
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
TERM LOANS (E) (continued)
Health care (continued)
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan (1 week LIBOR + 2.250%) 4.669%, 01/31/2025		$1,228,572	$1,176,529
HCA, Inc., Term Loan B11 (1 month LIBOR + 1.750%) 4.272%, 03/18/2023		912,396	889,303
			3,136,739
Industrials – 1.4%
AECOM, Term Loan B (3 month LIBOR + 1.750%) 4.256%, 03/13/2025		1,113,729	1,060,137
American Airlines, Inc., Repriced Term Loan B (1 month LIBOR + 2.000%) 4.522%, 04/28/2023		844,235	801,323
Quad/Graphics, Inc., 2018 Term Loan B 12/18/2025 TBD (G)		960,000	933,600
Space Exploration Technologies Corp., Term Loan B (1 month LIBOR + 4.250%) 7.614%, 11/21/2025		1,060,000	1,049,400
StandardAero Aviation Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 3.750%) 6.270%, 07/07/2022		360,344	355,390
TransDigm, Inc., 2018 Term Loan F (1 month LIBOR + 2.500%) 5.022%, 06/09/2023		1,343,233	1,264,318
United Airlines, Inc., 2018 Term Loan B (1 month LIBOR + 1.750%) 4.272%, 04/01/2024		442,125	423,335
WP CPP Holdings LLC, 2018 Term Loan (3 month LIBOR + 3.750%) 6.280%, 04/30/2025		997,500	961,341
			6,848,844
Information technology – 2.4%
Altran Technologies SA, EUR 1st Lien Term Loan (3 month EURIBOR + 2.750%) 2.750%, 03/20/2025	EUR	308,298	347,538
Avaya, Inc., 2018 Term Loan B (1 and 2 month LIBOR + 4.250%) 6.701%, 12/15/2024		$1,049,400	1,011,359
Dell International LLC, 2017 Term Loan B (1 month LIBOR + 2.000%) 4.530%, 09/07/2023		1,296,524	1,243,587
First Data Corp., 2017 USD Term Loan (1 month LIBOR + 2.000%) 4.504%, 07/08/2022		1,343,864	1,288,430
Microchip Technology, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%) 4.530%, 05/29/2025		872,682	825,409
Micron Technology, Inc., Term Loan (1 month LIBOR + 1.750%) 4.280%, 04/26/2022		1,073,097	1,051,636
Project Deep Blue Holdings LLC, 1st Lien Term Loan (3 month LIBOR + 3.250%) 5.720%, 02/12/2025		746,250	708,475
RP Crown Parent LLC, 2016 Term Loan B (1 month LIBOR + 2.750%) 5.272%, 10/12/2023		1,668,715	1,604,136
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%) 4.772%, 04/16/2025		251,196	236,483
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%) 4.772%, 04/16/2025		674,363	634,866

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
TERM LOANS (E) (continued)
Information technology (continued)
SS&C Technologies, Inc., 2018 Term Loan B5 (1 month LIBOR + 2.250%) 4.772%, 04/16/2025		$962,573	$906,629
Worldpay LLC, 2018 1st Lien Term Loan B4 (1 month LIBOR + 1.750%) 4.190%, 08/09/2024		1,395,669	1,335,767
Zebra Technologies Corp., 2018 Term Loan B (3 month LIBOR + 1.750%) 4.095%, 10/27/2021		467,497	461,654
			11,655,969
Materials – 0.8%
Berry Global, Inc., 2018 Term Loan S (1 month LIBOR + 1.750%) 4.137%, 02/08/2020		920,284	902,937
Berry Global, Inc., Term Loan Q (1 month LIBOR + 2.000%) 4.387%, 10/01/2022		612,701	597,384
Berry Global, Inc., Term Loan R (1 month LIBOR + 2.000%) 4.387%, 01/19/2024		1,018,800	990,416
BWAY Holding Company, 2017 Term Loan B (3 month LIBOR + 3.250%) 5.658%, 04/03/2024		965,101	905,583
CROWN Americas LLC, 2018 Term Loan B (1 month LIBOR + 2.000%) 4.479%, 04/03/2025		196,710	195,420
Crown European Holdings SA, 2018 EUR Term Loan (1 month EURIBOR + 2.375%) 2.375%, 04/03/2025	EUR	248,752	284,027
			3,875,767
Real estate – 0.2%
Dawn Acquisition LLC, Term Loan 10/25/2025 TBD (G)		$1,240,000	1,159,400
TOTAL TERM LOANS (Cost $65,267,569)			$62,087,765
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.6%
Commercial and residential – 5.3%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 4.223%, 04/25/2035 (H)		242,151	244,640
Americold LLC Series 2010-ARTA, Class D 7.443%, 01/14/2029 (A)		445,000	474,643
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, 04/25/2048 (A)(H)		1,181,888	1,179,126
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) 4.892%, 03/15/2037 (A)(C)		815,000	791,676
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 12A3 4.082%, 01/25/2035 (H)		184,127	184,494
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (1 month LIBOR + 0.700%), 3.015%, 01/25/2035 (C)		93,419	93,104
Series 2004-13, Class A1 (1 month LIBOR + 0.740%), 3.055%, 11/25/2034 (C)		70,757	70,349
Series 2004-8, Class 1A (1 month LIBOR + 0.700%), 3.015%, 09/25/2034 (C)		63,048	62,607
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BHMS Mortgage Trust
Series 2018-ATLS, Class C (1 month LIBOR + 1.900%), 4.355%, 07/15/2035 (A)(C)	$665,000	$655,875
Series 2018-ATLS, Class D (1 month LIBOR + 2.250%), 4.705%, 07/15/2035 (A)(C)	380,000	373,772
BX Commercial Mortgage Trust Series 2018-BIOA, Class E (1 month LIBOR + 1.951%) 4.406%, 03/15/2037 (A)(C)	1,040,000	1,013,334
BXP Trust
Series 2017-CC, Class C, 3.552%, 08/13/2037 (A)(H)	565,000	533,992
Series 2017-GM, Class D, 3.425%, 06/13/2039 (A)(H)	1,220,000	1,117,714
CGDBB Commercial Mortgage Trust Series 2017-BIO, Class D (1 month LIBOR + 1.600%) 4.055%, 07/15/2032 (A)(C)	195,000	191,840
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 4.453%, 02/25/2037 (H)	77,334	79,142
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) 3.500%, 06/11/2032 (A)(C)	675,000	665,546
Cold Storage Trust Series 2017-E3, Class C (1 month LIBOR + 1.350%) 3.805%, 04/15/2036 (A)(C)	775,000	756,485
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank AG) Series 2013-WWP, Class D 3.898%, 03/10/2031 (A)	290,000	301,061
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class D (1 month LIBOR + 2.250%) 4.637%, 02/13/2032 (A)(C)	665,000	663,356
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class E (1 month LIBOR + 3.150%) 5.537%, 08/13/2027 (A)(C)	361,000	362,884
Core Industrial Trust Series 2015-CALW, Class F 3.850%, 02/10/2034 (A)(H)	445,000	436,929
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A 3.639%, 11/15/2034 (A)	680,000	692,490
DBGS Mortgage Trust Series 2018-BIOD, Class B (1 month LIBOR + 0.888%) 3.343%, 05/15/2035 (A)(C)	677,541	669,768
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO, 0.810%, 09/19/2044	1,869,227	80,971
Series 2005-AR2, Class X2 IO, 1.194%, 03/19/2045	2,996,748	105,333

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX 3.382%, 12/15/2034 (A)(H)	$550,000	$539,840
GRACE Mortgage Trust Series 2014-GRCE, Class F 3.590%, 06/10/2028 (A)(H)	350,000	344,544
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.666%, 07/10/2038 (H)	24,711	24,773
GS Mortgage Securities Corp. Trust
Series 2018-CHLL, Class F (1 month LIBOR + 3.300%), 4.888%, 02/15/2037 (A)(C)	280,000	279,175
Series 2018-TWR, Class A (1 month LIBOR + 0.900%), 3.355%, 07/15/2031 (A)(C)	645,000	641,764
GSR Mortgage Loan Trust Series 2004-5, Class 2A1 4.276%, 05/25/2034 (H)	383,885	385,581
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6, 3.864%, 06/19/2034 (H)	170,084	169,935
Series 2004-7, Class 4A, 4.592%, 11/19/2034 (H)	253,922	258,436
Series 2005-2, Class X IO, 1.081%, 05/19/2035	1,116,572	49,879
Series 2005-9, Class 2A1A (1 month LIBOR + 0.340%), 2.641%, 06/20/2035 (C)	289,118	284,083
Series 2005-9, Class 2A1C (1 month LIBOR + 0.450%), 2.751%, 06/20/2035 (C)	196,363	196,516
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (A)	6,915,335	121,160
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	7,094,225	99,882
Series 2007-6, Class ES IO, 0.353%, 08/19/2037 (A)	5,029,976	65,193
IMT Trust Series 2017-A3, Class EFL (1 month LIBOR + 2.150%) 4.605%, 06/15/2034 (A)(C)	325,000	324,399
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO, 1.054%, 10/25/2036	4,921,349	211,409
Series 2005-AR18, Class 2X IO, 0.665%, 10/25/2036	12,212,368	153,386
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class D, 4.613%, 07/05/2031 (A)(H)	270,000	274,561
Series 2018-PHH, Class C (1 month LIBOR + 1.360%), 3.815%, 06/15/2035 (A)(C)	265,000	262,225
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1, 4.139%, 12/25/2034 (H)	95,389	95,178
Series 2005-A2, Class A2, 3.536%, 02/25/2035 (H)	198,919	205,492
Series 2005-A8, Class A2A (1 month LIBOR + 0.270%), 2.585%, 08/25/2036 (C)	526,585	519,056
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2006-3, Class 2A1, 4.341%, 10/25/2036 (H)	$131,708	$129,920
Morgan Stanley Capital I Trust
Series 2014-150E, Class F, 4.295%, 09/09/2032 (A)(H)	695,000	663,857
Series 2017-CLS, Class D (1 month LIBOR + 1.400%), 3.855%, 11/15/2034 (A)(C)	370,000	364,794
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1, 4.356%, 10/25/2034 (H)	239,198	242,186
Series 2004-9, Class 1A, 5.368%, 11/25/2034 (H)	144,676	150,865
MSCG Trust Series 2016-SNR, Class D 6.550%, 11/15/2034 (A)	344,250	344,445
MSDB Trust Series 2017-712F, Class B 3.453%, 07/11/2039 (A)(H)	785,000	756,361
Olympic Tower Mortgage Trust Series 2017-OT, Class A 3.566%, 05/10/2039 (A)	595,000	588,170
One Market Plaza Trust Series 2017-1MKT, Class D 4.146%, 02/10/2032 (A)	275,000	268,582
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (1 month LIBOR + 0.310%) 2.625%, 11/25/2035 (C)	123,663	122,080
Queens Center Mortgage Trust Series 2013-QCA, Class D 3.474%, 01/11/2037 (A)(H)	540,000	519,623
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.388%, 01/05/2043 (A)(H)	635,000	506,899
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 4.332%, 12/25/2033 (H)	151,689	149,874
Thornburg Mortgage Securities Trust Series 2007-4, Class 1A1 4.251%, 09/25/2037 (H)	351,509	353,183
Verus Securitization Trust Series 2018-1, Class A1 2.929%, 02/25/2048 (A)(H)	429,546	425,226
VNDO Trust Series 2016-350P, Class D 3.903%, 01/10/2035 (A)(H)	749,000	720,641
WaMu Mortgage Pass Through Certificates
Series 2004-AR14, Class A1, 3.516%, 01/25/2035 (H)	235,145	239,863
Series 2005-AR2, Class 2A1B (1 month LIBOR + 0.370%), 2.685%, 01/25/2045 (C)	382,492	380,783
Series 2005-AR2, Class 2A2B (1 month LIBOR + 0.380%), 2.695%, 01/25/2045 (C)	264,223	263,308
Series 2005-AR3, Class A2, 3.666%, 03/25/2035 (H)	221,976	223,761

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through Certificates (continued)
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.840%), 3.155%, 07/25/2045 (C)	$278,937	$279,230
Series 2005-AR8, Class 2AB3 (1 month LIBOR + 0.720%), 3.035%, 07/25/2045 (C)	273,014	272,013
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 4.879%, 12/25/2034 (H)	120,921	122,942
Worldwide Plaza Trust Series 2017-WWP, Class D 3.596%, 11/10/2036 (A)(H)	645,000	598,738
		25,994,942
U.S. Government Agency – 0.3%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2 (1 month LIBOR + 1.650%), 3.965%, 04/25/2024 (C)	167,983	169,231
Series 2015-DNA1, Class M2 (1 month LIBOR + 1.850%), 4.165%, 10/25/2027 (C)	293,629	297,250
Series 2015-DNA1, Class M3 (1 month LIBOR + 3.300%), 5.615%, 10/25/2027 (C)	300,000	325,422
Series 292, Class IO, 3.500%, 11/15/2027	498,098	51,551
Series 304, Class C42 IO, 4.000%, 12/15/2027	598,274	55,709
Federal National Mortgage Association
Series 2012-118, Class AI IO, 3.500%, 11/25/2037	697,699	71,396
Series 2013-39, Class KI IO, 4.000%, 05/25/2028	907,798	87,059
Series 402, Class 3 IO, 4.000%, 11/25/2039	125,055	25,630
Series 402, Class 7 IO, 4.500%, 11/25/2039	133,668	27,543
Series 406, Class 3 IO, 4.000%, 01/25/2041	138,492	29,527
Series 407, Class 4 IO, 4.500%, 03/25/2041	232,448	46,661
Series 407, Class 8 IO, 5.000%, 03/25/2041	285,899	65,027
		1,252,006
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $27,318,542)		$27,246,948
ASSET BACKED SECURITIES – 4.1%
Aames Mortgage Investment Trust Series 2005-4, Class M2 (1 month LIBOR + 0.735%) 3.050%, 10/25/2035 (C)	411,432	411,798
Accredited Mortgage Loan Trust Series 2005-2ACCR, Class M2 (1 month LIBOR + 0.660%) 2.975%, 07/25/2035 (C)	90,127	90,189
Aegis Asset Backed Securities Trust Series 2005-2, Class M2 (1 month LIBOR + 0.440%) 2.755%, 06/25/2035 (C)	200,733	198,461
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) 2.555%, 07/25/2036 (A)(C)	$441,390	$439,249
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (A)	1,521,825	1,538,078
DB Master Finance LLC
Series 2015-1A, Class A2II 3.980%, 02/20/2045 (A)	1,564,063	1,585,866
Series 2017-1A, Class A2I 3.629%, 11/20/2047 (A)	514,800	497,410
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II 4.474%, 10/25/2045 (A)	882,375	890,572
Series 2017-1A, Class A2I (3 month LIBOR + 1.250%) 3.740%, 07/25/2047 (A)(C)	943,063	942,176
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (A)	564,540	586,184
First Franklin Mortgage Loan Trust Series 2005-FF7, Class M2 (1 month LIBOR + 0.470%) 2.785%, 07/25/2035 (C)	129,905	130,007
FOCUS Brands Funding LLC Series 2017-1A, Class A2II 5.093%, 04/30/2047 (A)	600,850	608,913
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) 2.685%, 10/25/2035 (C)	401,785	396,035
Home Equity Asset Trust Series 2003-1, Class M1 (1 month LIBOR + 1.500%) 3.815%, 06/25/2033 (C)	126,514	127,150
Home Partners of America Trust Series 2018-1, Class D (1 month LIBOR + 1.450%) 3.905%, 07/17/2037 (A)(C)	590,000	584,874
METAL LLC Series 2017-1, Class A 4.581%, 10/15/2042 (A)	481,681	485,637
Mill City Mortgage Loan Trust Series 2018-3, Class A1 3.500%, 08/25/2058 (A)(H)	1,849,877	1,834,494
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (A)	666,742	672,950
NextGear Floorplan Master Owner Trust Series 2018-2A, Class A2 3.690%, 10/16/2023 (A)	875,000	881,775
Option One Mortgage Loan Trust Series 2005-2, Class M1 (1 month LIBOR + 0.660%) 2.975%, 05/25/2035 (C)	486,560	485,220
Saxon Asset Securities Trust Series 2006-2, Class A3C (1 month LIBOR + 0.150%) 2.465%, 09/25/2036 (C)	531,018	528,114
Structured Asset Investment Loan Trust Series 2005-2, Class M2 (1 month LIBOR + 0.735%) 3.050%, 03/25/2035 (C)	601,612	600,282
Taco Bell Funding LLC Series 2016-1A, Class A23 4.970%, 05/25/2046 (A)	1,536,600	1,579,456

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A 4.110%, 07/20/2043 (A)	$853,600	$861,065
Towd Point Mortgage Trust
Series 2018-3, Class A1 3.750%, 05/25/2058 (A)(H)	684,306	683,608
Series 2018-4, Class A1 3.000%, 06/25/2058 (A)(H)	230,458	223,957
Verizon Owner Trust Series 2017-1A, Class A 2.060%, 09/20/2021 (A)	615,000	610,424
Wendy's Funding LLC
Series 2015-1A, Class A2II 4.080%, 06/15/2045 (A)	1,122,300	1,121,559
Series 2018-1A, Class A2I 3.573%, 03/15/2048 (A)	529,650	507,585
TOTAL ASSET BACKED SECURITIES (Cost $19,877,776)		$20,103,088
COMMON STOCKS – 3.3%
Communication services – 0.0%
Vertis Holdings, Inc. (I)(J)	8,371	0
Consumer discretionary – 0.1%
Lennar Corp., A Shares	10,010	391,892
Financials – 3.0%
Ameris Bancorp	16,928	536,110
BankUnited, Inc.	15,724	470,777
BOK Financial Corp.	12,112	888,173
Capital One Financial Corp.	14,645	1,107,016
Citigroup, Inc.	21,215	1,104,453
Citizens Financial Group, Inc.	14,280	424,544
Columbia Banking System, Inc.	42,862	1,555,462
Comerica, Inc.	18,898	1,298,104
Cullen/Frost Bankers, Inc.	2,408	211,760
German American Bancorp, Inc.	7,259	201,582
JPMorgan Chase & Co.	23,009	2,246,139
KeyCorp	40,180	593,860
M&T Bank Corp.	7,740	1,107,826
Pinnacle Financial Partners, Inc.	4,194	193,343
Renasant Corp.	24,055	725,980
Stock Yards Bancorp, Inc.	7,032	230,650
The PNC Financial Services Group, Inc.	4,080	476,993
U.S. Bancorp	15,000	685,500
Washington Trust Bancorp, Inc.	9,752	463,513
Zions Bancorp NA	5,074	206,715
		14,728,500
Industrials – 0.1%
HC2 Holdings, Inc. (B)(J)	88,710	234,194
Information technology – 0.0%
Avaya Holdings Corp. (J)	52	757
Real estate – 0.1%
STORE Capital Corp.	19,476	551,366
TOTAL COMMON STOCKS (Cost $20,071,235)		$15,906,709
PREFERRED SECURITIES – 4.8%
Energy – 0.2%
Hess Corp., 8.000%	25,900	1,285,935
Financials – 2.5%
First Republic Bank, 5.125%	28,400	606,340
First Republic Bank, 5.500%	22,976	517,420
First Tennessee Bank NA (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(C)	2,315	1,701,766
IBERIABANK Corp. (6.600% to 5-1-26, then 3 month LIBOR + 4.920%)	11,376	286,675
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Financials (continued)
M&T Bank Corp., 6.375%	940	$939,981
People's United Financial, Inc. (5.625% to 12-15-26, then 3 month LIBOR + 4.020%)	33,000	732,930
Stifel Financial Corp., 5.200%	55,425	1,137,321
SunTrust Banks, Inc. (Greater of 3 month LIBOR + 0.530% or 4.000%), 4.000% (C)	24,525	489,519
U.S. Bancorp, 5.500%	40,750	1,006,118
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	32,350	856,628
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (C)	1,829	1,353,460
Valley National Bancorp (5.500% to 9-30-22, then 3 month LIBOR + 3.578%)	22,825	508,085
Valley National Bancorp (6.250% to 6-30-25, then 3 month LIBOR + 3.850%)	25,458	610,992
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	27,605	678,255
Zions Bancorp NA (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	22,575	622,619
		12,048,109
Health care – 0.3%
Becton, Dickinson and Company, 6.125%	24,695	1,424,161
Industrials – 0.4%
Fortive Corp., 5.000%	1,665	1,512,236
Stanley Black & Decker, Inc., 5.375%	3,200	290,820
		1,803,056
Real estate – 0.2%
Crown Castle International Corp., 6.875%	1,010	1,058,880
Utilities – 1.2%
CenterPoint Energy, Inc., 7.000%	31,650	1,594,211
Dominion Energy, Inc., 6.750%	28,680	1,372,912
NextEra Energy, Inc., 6.123%	36,105	2,081,092
South Jersey Industries, Inc., 7.250%	17,400	806,142
		5,854,357
TOTAL PREFERRED SECURITIES (Cost $25,007,733)		$23,474,498
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-11-19; Strike Price: EUR 1.28; Counterparty: Citibank N.A.) (J)(K)	26,910,000	31
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-23-19; Strike Price: EUR 1.28; Counterparty: Citibank N.A.) (J)(K)	13,470,000	15
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-25-19; Strike Price: EUR 1.34; Counterparty: Goldman Sachs International) (J)(K)	13,515,000	15
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-1-19; Strike Price: EUR 1.36; Counterparty: Goldman Sachs International) (J)(K)	16,998,915	19

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Over the Counter Option on the GBP vs. USD (Expiration Date: 1-18-19; Strike Price: GBP 1.38; Counterparty: Goldman Sachs Bank USA) (J)(K)	16,080,000	$1,127
Over the Counter Option on the GBP vs. USD (Expiration Date: 4-10-19; Strike Price: GBP 1.33; Counterparty: Citibank N.A.) (J)(K)	6,480,000	101,599
		102,806
Puts – 0.0%
Over the Counter Option on the AUD vs. JPY (Expiration Date: 6-6-19; Strike Price: AUD 74.50; Counterparty: Citibank N.A.) (J)(K)	7,805,000	117,360
Over the Counter Option on the USD vs. CAD (Expiration Date: 2-13-19; Strike Price: $1.19; Counterparty: Goldman Sachs International) (J)(K)	33,840,000	34
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-20-19; Strike Price: $1.23; Counterparty: U.S. Bank N.A.) (J)(K)	20,107,450	583
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-6-19; Strike Price: $1.22; Counterparty: Australia and New Zealand Banking Group) (J)(K)	20,255,000	61
Over the Counter Option on the USD vs. CAD (Expiration Date: 5-24-19; Strike Price: $1.23; Counterparty: Citigroup Global Markets, Ltd.) (J)(K)	9,835,000	3,364
		121,402
TOTAL PURCHASED OPTIONS (Cost $2,872,237)		$224,208
SECURITIES LENDING COLLATERAL – 1.2%
John Hancock Collateral Trust, 2.4078% (L)(M)	556,354	5,565,324
TOTAL SECURITIES LENDING COLLATERAL (Cost $5,565,034)		$5,565,324
SHORT-TERM INVESTMENTS – 1.1%
U.S. Government Agency – 0.8%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	$810,000	810,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	3,039,000	3,039,000
		3,849,000
Repurchase agreement – 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-18 at 1.300% to be repurchased at $1,554,112 on 1-2-19, collateralized by $1,615,000 U.S. Treasury Notes, 2.125% due 7-31-24 (valued at $1,589,152, including interest)	1,554,000	1,554,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,402,773)		$5,403,000
Total Investments (Strategic Income Opportunities Trust) (Cost $520,948,859) – 99.6%		$484,628,821
Other assets and liabilities, net – 0.4%		1,738,552
TOTAL NET ASSETS – 100.0%		$486,367,373
Strategic Income Opportunities Trust (continued)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $148,841,413 or 30.6% of the fund's net assets as of 12-31-18.
(B)	All or a portion of this security is on loan as of 12-31-18.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Non-income producing - Issuer is in default.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 12-31-18.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	55	Short	Mar 2019	$(6,583,845)	$(6,710,859)	$(127,014)
German Euro BUND Futures	198	Short	Mar 2019	(36,824,416)	(37,100,409)	(275,993)
						$(403,007)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	3,060,000	NZD	3,212,663	Citibank N.A.	2/13/2019	—	($899)
AUD	3,070,000	NZD	3,275,721	HSBC Bank USA	2/13/2019	—	(36,204)
AUD	6,135,000	NZD	6,551,560	Royal Bank of Canada	2/13/2019	—	(76,013)
AUD	9,669,880	USD	6,963,554	Australia and New Zealand Banking Group	2/13/2019	—	(147,195)
AUD	4,743,562	USD	3,451,647	Citibank N.A.	2/13/2019	—	(107,880)
AUD	1,679,062	USD	1,218,003	JPMorgan Chase Bank N.A.	2/13/2019	—	(34,422)
AUD	3,348,521	USD	2,431,664	UBS AG	2/13/2019	—	(71,270)
BRL	26,446,997	USD	6,591,468	Citibank N.A.	2/13/2019	$214,313	—
BRL	4,702,923	USD	1,146,366	State Street Bank and Trust Company	2/13/2019	63,868	—
CAD	2,906,080	AUD	3,065,000	Royal Bank of Canada	2/13/2019	—	(29,648)
CAD	15,616,308	GBP	9,173,248	HSBC Bank USA	2/13/2019	—	(265,120)
CAD	5,499,533	GBP	3,216,752	State Street Bank and Trust Company	2/13/2019	—	(75,800)
CAD	7,836,562	USD	6,140,000	Bank of Nova Scotia	2/13/2019	—	(393,822)
CAD	24,427,799	USD	18,655,000	Canadian Imperial Bank of Commerce	2/13/2019	—	(743,257)
CAD	8,095,534	USD	6,153,750	Citibank N.A.	2/13/2019	—	(217,680)
CAD	50,137,201	USD	38,142,858	Goldman Sachs Bank USA	2/13/2019	—	(1,379,633)
CAD	470,339	USD	357,516	JPMorgan Chase Bank N.A.	2/13/2019	—	(12,638)
CAD	41,056,494	USD	31,562,500	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(1,457,726)
CAD	60,346,754	USD	46,404,000	Royal Bank of Canada	2/13/2019	—	(2,154,595)
CAD	28,088,648	USD	21,540,000	State Street Bank and Trust Company	2/13/2019	—	(943,930)
CAD	12,275,512	USD	9,425,000	Toronto Dominion Bank	2/13/2019	—	(423,951)
CNY	11,234,799	USD	1,610,000	Citibank N.A.	2/13/2019	25,342	—
DKK	9,980,000	USD	1,568,405	UBS AG	2/13/2019	—	(31,347)
EUR	9,544,255	NOK	91,248,906	Citibank N.A.	2/13/2019	399,692	—
EUR	4,782,110	NOK	45,451,801	HSBC Bank USA	2/13/2019	231,329	—
EUR	3,040,000	NOK	28,793,842	JPMorgan Chase Bank N.A.	2/13/2019	158,643	—
EUR	564,164	NOK	5,362,211	State Street Bank and Trust Company	2/13/2019	27,280	—
EUR	1,981,191	NOK	19,096,687	UBS AG	2/13/2019	64,974	—
EUR	7,605,000	SEK	79,776,029	Citibank N.A.	2/13/2019	—	(287,580)
EUR	3,602,589	SEK	37,813,241	JPMorgan Chase Bank N.A.	2/13/2019	—	(138,755)
EUR	1,595,000	SEK	16,695,662	U.S. Bank	2/13/2019	—	(56,262)
EUR	1,535,000	SEK	16,110,316	UBS AG	2/13/2019	—	(58,980)
EUR	3,070,000	USD	3,586,282	Australia and New Zealand Banking Group	2/13/2019	—	(56,786)
EUR	3,050,000	USD	3,615,369	Bank of America, N.A.	2/13/2019	—	(108,867)
EUR	21,932,105	USD	25,845,678	Citibank N.A.	2/13/2019	—	(630,930)
EUR	21,682,132	USD	25,277,132	Goldman Sachs Bank USA	2/13/2019	—	(349,772)
EUR	4,598,334	USD	5,382,726	JPMorgan Chase Bank N.A.	2/13/2019	—	(96,147)
EUR	9,861,499	USD	11,510,360	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(172,860)
EUR	6,123,333	USD	7,196,919	Standard Chartered Bank	2/13/2019	—	(157,088)
EUR	33,000	USD	37,911	State Street Bank and Trust Company	2/13/2019	28	—
EUR	9,570,000	USD	11,433,824	U.S. Bank	2/13/2019	—	(431,454)
EUR	3,061,667	USD	3,597,948	UBS AG	2/13/2019	—	(78,033)
GBP	6,125,000	CAD	10,453,497	JPMorgan Chase Bank N.A.	2/13/2019	157,627	—
GBP	3,205,000	CAD	5,445,295	Morgan Stanley Capital Services, Inc.	2/13/2019	100,561	—
GBP	3,060,000	CAD	5,190,112	Standard Chartered Bank	2/13/2019	102,485	—
GBP	1,510,000	USD	2,004,570	Australia and New Zealand Banking Group	2/13/2019	—	(76,040)
GBP	12,250,000	USD	16,048,555	Citibank N.A.	2/13/2019	—	(403,197)
GBP	7,650,000	USD	10,134,113	HSBC Bank USA	2/13/2019	—	(363,746)
GBP	1,540,000	USD	1,974,317	JPMorgan Chase Bank N.A.	2/13/2019	—	(7,472)
GBP	1,540,000	USD	1,977,206	Morgan Stanley Capital Services, Inc.	2/13/2019	—	(10,361)
GBP	6,130,000	USD	8,115,263	Standard Chartered Bank	2/13/2019	—	(286,198)
GBP	13,825,000	USD	18,132,389	State Street Bank and Trust Company	2/13/2019	—	(475,484)
GBP	2,434,013	USD	3,221,320	Toronto Dominion Bank	2/13/2019	—	(112,665)
The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
JPY	356,811,900	USD	3,180,000	Citibank N.A.	2/13/2019	$84,989	—
JPY	1,721,287,525	USD	15,490,000	Goldman Sachs Bank USA	2/13/2019	260,554	—
JPY	344,596,362	USD	3,055,000	HSBC Bank USA	2/13/2019	98,211	—
JPY	344,970,250	USD	3,050,000	Standard Chartered Bank	2/13/2019	106,633	—
JPY	687,481,227	USD	6,125,000	State Street Bank and Trust Company	2/13/2019	165,762	—
MXN	60,549,153	USD	3,038,843	Citibank N.A.	2/13/2019	22,921	—
MXN	120,983,448	USD	6,076,816	Goldman Sachs Bank USA	2/13/2019	40,903	—
MXN	55,338,229	USD	2,790,519	HSBC Bank USA	2/13/2019	7,745	—
MXN	35,337,972	USD	1,805,026	JPMorgan Chase Bank N.A.	2/13/2019	—	($18,105)
MXN	20,003,165	USD	986,820	Morgan Stanley Capital Services, Inc.	2/13/2019	24,672	—
MXN	153,622,432	USD	7,796,645	State Street Bank and Trust Company	2/13/2019	—	(28,484)
NOK	74,194,108	EUR	7,660,000	Citibank N.A.	2/13/2019	—	(209,567)
NOK	28,893,282	EUR	3,040,000	Goldman Sachs Bank USA	2/13/2019	—	(147,119)
NOK	14,865,090	EUR	1,525,000	UBS AG	2/13/2019	—	(30,823)
NOK	9,205,000	SEK	9,998,057	Citibank N.A.	2/13/2019	—	(65,214)
NOK	12,870,000	SEK	13,549,587	JPMorgan Chase Bank N.A.	2/13/2019	—	(42,591)
NOK	32,005,000	SEK	33,793,091	UBS AG	2/13/2019	—	(117,018)
NZD	3,000,000	EUR	1,771,830	Citibank N.A.	2/13/2019	—	(21,957)
NZD	16,246,232	USD	10,888,426	Australia and New Zealand Banking Group	2/13/2019	23,992	—
NZD	9,687,529	USD	6,566,452	Citibank N.A.	2/13/2019	—	(59,443)
NZD	7,801,967	USD	5,346,068	JPMorgan Chase Bank N.A.	2/13/2019	—	(105,570)
NZD	3,155,613	USD	2,190,872	Toronto Dominion Bank	2/13/2019	—	(71,282)
NZD	3,138,305	USD	2,086,785	UBS AG	2/13/2019	21,181	—
SEK	150,991,766	EUR	14,334,835	Citibank N.A.	2/13/2019	612,269	—
SEK	9,999,392	NOK	9,205,000	U.S. Bank	2/13/2019	65,366	—
SGD	2,322,785	USD	1,693,550	Citibank N.A.	2/13/2019	12,197	—
SGD	120,000	USD	87,458	JPMorgan Chase Bank N.A.	2/13/2019	665	—
SGD	819,394	USD	598,579	Royal Bank of Canada	2/13/2019	3,147	—
USD	15,624,438	AUD	21,688,457	Australia and New Zealand Banking Group	2/13/2019	336,109	—
USD	10,452,045	AUD	14,256,265	Goldman Sachs Bank USA	2/13/2019	402,715	—
USD	3,604,568	AUD	5,004,190	Morgan Stanley Capital Services, Inc.	2/13/2019	77,083	—
USD	7,918,612	BRL	31,954,368	Citibank N.A.	2/13/2019	—	(304,417)
USD	1,186,320	BRL	4,420,228	Goldman Sachs Bank USA	2/13/2019	48,833	—
USD	4,850,861	BRL	19,887,704	State Street Bank and Trust Company	2/13/2019	—	(266,974)
USD	6,270,000	CAD	8,078,268	Canadian Imperial Bank of Commerce	2/13/2019	346,590	—
USD	18,190,500	CAD	23,798,049	Citibank N.A.	2/13/2019	740,523	—
USD	8,295,250	CAD	10,817,233	HSBC Bank USA	2/13/2019	363,487	—
USD	29,882,700	CAD	38,748,288	JPMorgan Chase Bank N.A.	2/13/2019	1,470,422	—
USD	10,780,000	CAD	14,184,147	Morgan Stanley Capital Services, Inc.	2/13/2019	379,440	—
USD	46,106,250	CAD	60,026,641	Royal Bank of Canada	2/13/2019	2,091,569	—
USD	26,601,250	CAD	34,758,260	State Street Bank and Trust Company	2/13/2019	1,114,670	—
USD	34,905,000	CAD	45,253,607	Toronto Dominion Bank	2/13/2019	1,722,682	—
USD	1,620,939	CNY	11,234,799	Citibank N.A.	2/13/2019	—	(14,403)
USD	1,577,193	DKK	9,980,000	UBS AG	2/13/2019	40,135	—
USD	7,092,806	EUR	6,124,583	Australia and New Zealand Banking Group	2/13/2019	51,539	—
USD	16,795,914	EUR	14,327,324	Citibank N.A.	2/13/2019	324,178	—
USD	7,292,797	EUR	6,135,000	Goldman Sachs Bank USA	2/13/2019	239,554	—
USD	15,507,423	EUR	13,189,026	HSBC Bank USA	2/13/2019	344,356	—
USD	7,578,818	EUR	6,526,499	JPMorgan Chase Bank N.A.	2/13/2019	75,478	—
USD	28,684,451	EUR	24,444,215	Standard Chartered Bank	2/13/2019	581,598	—
USD	25,899,559	EUR	22,282,303	State Street Bank and Trust Company	2/13/2019	282,199	—
USD	3,825,677	EUR	3,245,000	U.S. Bank	2/13/2019	94,988	—
USD	13,197,111	GBP	10,015,000	Citibank N.A.	2/13/2019	406,232	—
USD	8,104,955	GBP	6,146,667	Goldman Sachs Bank USA	2/13/2019	254,604	—
USD	14,057,103	GBP	10,713,333	HSBC Bank USA	2/13/2019	374,332	—
USD	4,043,460	GBP	3,065,000	JPMorgan Chase Bank N.A.	2/13/2019	128,927	—
USD	1,985,435	GBP	1,540,000	Morgan Stanley Capital Services, Inc.	2/13/2019	18,589	—
USD	3,972,679	GBP	3,060,000	Royal Bank of Canada	2/13/2019	64,532	—
USD	2,024,297	GBP	1,535,000	Standard Chartered Bank	2/13/2019	63,837	—
USD	10,211,186	GBP	7,723,623	State Street Bank and Trust Company	2/13/2019	346,790	—
USD	3,954,168	GBP	3,085,000	U.S. Bank	2/13/2019	14,092	—
USD	21,607,500	JPY	2,403,083,034	Citibank N.A.	2/13/2019	—	(381,788)
USD	6,281,021	JPY	702,491,450	Goldman Sachs Bank USA	2/13/2019	—	(147,091)
USD	3,062,500	JPY	342,606,775	JPMorgan Chase Bank N.A.	2/13/2019	—	(72,506)
USD	1,665,000	JPY	186,302,677	State Street Bank and Trust Company	2/13/2019	—	(39,753)
USD	1,517,364	MXN	29,024,265	Citibank N.A.	2/13/2019	49,706	—
The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	4,591,092	MXN	90,840,501	Goldman Sachs Bank USA	2/13/2019	—	($2,402)
USD	10,433,451	MXN	207,598,742	JPMorgan Chase Bank N.A.	2/13/2019	—	(64,107)
USD	8,295,557	MXN	162,610,987	State Street Bank and Trust Company	2/13/2019	$72,875	—
USD	22,733,531	NZD	33,999,298	Australia and New Zealand Banking Group	2/13/2019	—	(103,430)
USD	2,208,245	NZD	3,223,398	Bank of Montreal	2/13/2019	43,124	—
USD	1,103,941	NZD	1,611,699	Canadian Imperial Bank of Commerce	2/13/2019	21,380	—
USD	2,686,596	NZD	3,945,968	Citibank N.A.	2/13/2019	36,132	—
USD	2,074,787	NZD	3,060,000	Goldman Sachs Bank USA	2/13/2019	19,418	—
USD	2,776,562	NZD	4,041,397	HSBC Bank USA	2/13/2019	62,000	—
USD	2,005,555	NZD	2,927,864	JPMorgan Chase Bank N.A.	2/13/2019	38,940	—
USD	3,125,845	NZD	4,607,347	UBS AG	2/13/2019	31,140	—
USD	68,668	SEK	596,518	Citibank N.A.	2/13/2019	1,140	—
USD	2,395,498	SGD	3,285,665	JPMorgan Chase Bank N.A.	2/13/2019	—	(17,343)
						$16,273,287	($15,293,094)

WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
U.S. Dollar versus Canadian Dollar	U.S. Bank N.A.	USD	1.20	Mar 2019	13,405,000	$161,101	$(27)
						$161,101	$(27)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 69.3%
U.S. Government – 38.7%
U.S. Treasury Bonds
2.750%, 08/15/2047	$3,000,000	$2,846,319
3.000%, 02/15/2047 to 08/15/2048	28,635,000	28,586,485
4.250%, 05/15/2039 to 11/15/2040	4,610,000	5,570,540
4.375%, 05/15/2041	1,830,000	2,255,805
4.625%, 02/15/2040	5,000,000	6,345,678
4.750%, 02/15/2041	2,000,000	2,588,332
7.875%, 02/15/2021	3,400,000	3,773,543
8.125%, 08/15/2021	1,400,000	1,598,383
8.750%, 08/15/2020	5,750,000	6,307,934
U.S. Treasury Notes
1.250%, 04/30/2019 to 01/31/2020	2,000,000	1,981,426
1.375%, 10/31/2020	30,500,000	29,875,533
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.625%, 06/30/2019 to 07/31/2020	$29,300,000	$28,985,496
1.750%, 09/30/2019	7,000,000	6,954,609
2.000%, 11/15/2021 to 02/15/2022	29,400,000	29,012,693
2.250%, 02/15/2021 to 11/15/2027	24,595,000	23,887,006
2.625%, 02/28/2023	3,000,000	3,015,327
2.750%, 02/15/2019 to 04/30/2023	10,500,000	10,538,968
2.875%, 11/30/2023 to 05/15/2028	9,300,000	9,452,760
3.000%, 10/31/2025	2,000,000	2,052,665
3.125%, 05/15/2021	13,100,000	13,292,238
		218,921,740

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency – 30.6%
Federal Home Loan Bank 5.500%, 07/15/2036	$1,690,000	$2,175,253
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	1,500,000	1,494,294
2.500%, TBA (A)	3,000,000	2,929,121
2.500%, 04/01/2031	2,024,889	1,981,083
2.750%, 06/19/2023	2,000,000	2,012,494
3.000%, TBA (A)	5,000,000	4,876,983
3.000%, 07/01/2032 to 08/01/2046	6,424,846	6,312,714
3.500%, TBA (A)	4,300,000	4,297,348
3.500%, 12/01/2025 to 03/01/2045	4,266,726	4,291,041
4.000%, 02/01/2024 to 09/01/2047	5,095,181	5,213,253
4.100%, (12 month LIBOR + 2.100%), 02/01/2037 (B)	63,447	66,941
4.500%, 05/01/2024 to 11/01/2041	2,148,089	2,241,973
4.617%, (12 month LIBOR + 1.868%), 08/01/2037 (B)	574,027	602,106
5.000%, TBA (A)	2,300,000	2,406,443
5.000%, 06/01/2023 to 10/01/2040	528,568	561,309
5.500%, 02/01/2023 to 01/01/2039	685,120	734,726
6.000%, 10/01/2036 to 10/01/2038	326,347	363,359
6.250%, 07/15/2032	450,000	600,440
6.500%, 01/01/2021 to 09/01/2038	80,780	90,977
6.750%, 09/15/2029	1,200,000	1,602,496
7.000%, 04/01/2029 to 10/01/2038	70,370	79,899
7.500%, 09/01/2030 to 03/01/2032	8,775	10,086
8.000%, 02/01/2030	1,176	1,353
Federal National Mortgage Association
2.125%, 04/24/2026	2,000,000	1,906,004
2.500%, TBA (A)	4,000,000	3,909,245
2.500%, 05/01/2028	1,107,742	1,093,124
2.625%, 09/06/2024	1,000,000	996,439
3.000%, TBA (A)	11,400,000	11,123,085
3.000%, 01/01/2027 to 07/01/2046	14,210,556	13,999,860
3.143%, (12 month LIBOR + 1.327%), 01/01/2035 (B)	302,195	311,655
3.500%, TBA (A)	3,000,000	2,998,853
3.500%, 12/01/2025 to 07/01/2046	18,932,637	19,055,167
3.952%, (6 month LIBOR + 1.413%), 07/01/2034 (B)	153,618	157,007
4.000%, 08/01/2020 to 05/01/2048	17,456,437	17,867,516
4.019%, (12 month LIBOR + 1.583%), 09/01/2037 (B)	109,657	112,824
4.049%, (12 month LIBOR + 1.796%), 04/01/2037 (B)	200,371	207,495
4.097%, (1 Year CMT + 2.185%), 05/01/2036 (B)	69,428	73,207
4.500%, 12/01/2020 to 06/01/2041	3,205,743	3,350,273
4.711%, (12 month LIBOR + 1.886%), 10/01/2037 (B)	86,102	90,590
5.000%, 07/01/2020 to 07/01/2039	1,431,153	1,516,003
5.500%, 08/01/2021 to 11/01/2038	878,367	940,374
6.000%, 01/01/2021 to 08/01/2038	638,484	700,806
6.500%, 03/01/2022 to 12/01/2037	165,450	186,298
7.000%, 02/01/2031 to 10/01/2038	66,041	74,616
7.125%, 01/15/2030	209,000	287,838
7.250%, 05/15/2030	1,450,000	2,016,151
7.500%, 09/01/2030 to 08/01/2031	22,180	25,383
8.000%, 08/01/2030 to 09/01/2031	5,632	6,483
8.500%, 09/01/2030	929	1,088
Financing Corp. 8.600%, 09/26/2019	675,000	703,148
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association
3.000%, TBA (A)	$5,000,000	$4,929,091
3.000%, 08/15/2043 to 06/20/2047	7,312,475	7,216,292
3.500%, TBA (A)	2,800,000	2,818,744
3.500%, 04/15/2042 to 02/20/2047	15,103,097	15,261,409
4.000%, 11/15/2026 to 01/20/2048	8,789,626	9,035,146
4.500%, 05/15/2019 to 10/20/2040	1,441,384	1,511,309
5.000%, 10/15/2023 to 07/20/2040	1,365,469	1,444,922
5.500%, 08/15/2023 to 09/20/2039	475,606	509,708
6.000%, 07/15/2029 to 10/15/2038	313,644	350,532
6.500%, 05/15/2028 to 12/15/2038	220,751	250,731
7.000%, 08/15/2029 to 05/15/2032	38,236	43,221
7.500%, 09/15/2030 to 01/15/2031	7,366	8,443
8.000%, 04/15/2031	7,643	9,027
8.500%, 09/15/2030	5,111	6,052
Tennessee Valley Authority 3.875%, 02/15/2021	700,000	718,383
		172,769,234
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $396,339,119)		$391,690,974
FOREIGN GOVERNMENT OBLIGATIONS – 1.7%
Brazil – 0.3%
Federative Republic of Brazil 4.250%, 01/07/2025 (C)	1,612,000	1,587,820
Canada – 0.2%
Province of British Columbia 6.500%, 01/15/2026	490,000	592,168
Province of Quebec
7.125%, 02/09/2024	150,000	178,524
7.500%, 07/15/2023	410,000	485,714
		1,256,406
Chile – 0.1%
Republic of Chile 3.875%, 08/05/2020	510,000	515,518
Colombia – 0.1%
Republic of Colombia 4.375%, 07/12/2021	550,000	558,250
Israel – 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	530,554
5.500%, 09/18/2023	455,000	511,518
		1,042,072
Italy – 0.0%
Republic of Italy 6.875%, 09/27/2023	300,000	326,337
Mexico – 0.2%
Government of Mexico 6.050%, 01/11/2040	930,000	984,405
Panama – 0.1%
Republic of Panama 6.700%, 01/26/2036	370,000	451,400
Peru – 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	315,625
7.125%, 03/30/2019	120,000	121,380
		437,005
Philippines – 0.2%
Republic of Philippines 4.000%, 01/15/2021	1,000,000	1,009,494

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland – 0.0%
Republic of Poland 6.375%, 07/15/2019	$110,000	$112,157
South Africa – 0.1%
Republic of South Africa 5.500%, 03/09/2020	740,000	750,025
Turkey – 0.1%
Republic of Turkey
6.000%, 01/14/2041	400,000	338,246
6.250%, 09/26/2022	400,000	402,218
		740,464
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,037,595)		$9,771,353
CORPORATE BONDS – 25.1%
Communication services – 2.2%
21st Century Fox America, Inc. 6.650%, 11/15/2037	440,000	579,965
America Movil SAB de CV
3.125%, 07/16/2022	500,000	489,949
5.000%, 03/30/2020	61,000	62,051
AT&T, Inc.
3.000%, 02/15/2022	500,000	490,528
4.125%, 02/17/2026	575,000	561,795
4.300%, 12/15/2042	20,000	17,004
4.500%, 03/09/2048	500,000	431,088
4.750%, 05/15/2046	900,000	801,019
5.150%, 03/15/2042	50,000	46,760
6.375%, 03/01/2041	360,000	390,272
British Telecommunications PLC 9.625%, 12/15/2030	190,000	256,970
CBS Corp. 4.300%, 02/15/2021	150,000	152,063
Comcast Corp.
2.350%, 01/15/2027	455,000	407,217
3.375%, 02/15/2025	600,000	587,909
5.700%, 07/01/2019	310,000	313,656
6.500%, 11/15/2035	255,000	305,529
Deutsche Telekom International Finance BV 8.750%, 06/15/2030	146,000	190,541
Discovery Communications LLC 5.625%, 08/15/2019	154,000	156,010
Grupo Televisa SAB 6.625%, 01/15/2040	220,000	235,957
Historic TW, Inc. 7.570%, 02/01/2024	240,000	278,163
NBCUniversal Media LLC 5.150%, 04/30/2020	230,000	236,090
TCI Communications, Inc. 7.125%, 02/15/2028	110,000	134,724
Telefonica Emisiones SAU 7.045%, 06/20/2036	230,000	262,329
Telefonica Europe BV 8.250%, 09/15/2030	350,000	445,698
The Walt Disney Company 3.150%, 09/17/2025	500,000	488,143
Time Warner Cable LLC 4.125%, 02/15/2021	60,000	60,265
Time Warner Entertainment Company LP 8.375%, 07/15/2033	525,000	640,488
Verizon Communications, Inc.
2.625%, 02/21/2020	517,000	515,002
4.272%, 01/15/2036	458,000	429,088
4.522%, 09/15/2048	760,000	712,989
4.600%, 04/01/2021	650,000	671,068
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Viacom, Inc. 4.500%, 03/01/2021	$120,000	$122,116
Vodafone Group PLC 4.375%, 03/16/2021	110,000	112,572
Warner Media LLC
4.850%, 07/15/2045	500,000	447,394
7.625%, 04/15/2031	285,000	355,879
		12,388,291
Consumer discretionary – 1.5%
American Honda Finance Corp.
2.150%, 03/13/2020	250,000	247,388
2.450%, 09/24/2020	470,000	464,279
AutoZone, Inc. 3.250%, 04/15/2025	1,000,000	952,502
Brinker International, Inc. 3.875%, 05/15/2023	250,000	231,250
eBay, Inc. 3.250%, 10/15/2020	250,000	249,722
Ford Motor Credit Company LLC
3.096%, 05/04/2023	280,000	253,099
3.336%, 03/18/2021	1,000,000	970,279
General Motors Financial Company, Inc.
4.250%, 05/15/2023	280,000	273,436
5.250%, 03/01/2026	650,000	636,199
Hyatt Hotels Corp. 3.375%, 07/15/2023	250,000	246,080
Johnson Controls, Inc. 5.700%, 03/01/2041	150,000	153,689
Lowe's Companies, Inc. 3.375%, 09/15/2025	460,000	436,721
McDonald's Corp.
3.625%, 05/20/2021	250,000	252,976
5.000%, 02/01/2019	228,000	228,325
Newell Brands, Inc. 3.900%, 11/01/2025	250,000	239,346
O'Reilly Automotive, Inc. 4.875%, 01/14/2021	300,000	308,031
The Home Depot, Inc.
2.625%, 06/01/2022	400,000	395,786
3.350%, 09/15/2025	752,000	742,789
4.250%, 04/01/2046	390,000	389,226
5.875%, 12/16/2036	280,000	335,679
Toyota Motor Credit Corp. 3.400%, 09/15/2021	320,000	322,366
		8,329,168
Consumer staples – 1.3%
Altria Group, Inc.
4.500%, 05/02/2043	500,000	416,463
9.250%, 08/06/2019	105,000	108,522
Anheuser-Busch Companies LLC
3.650%, 02/01/2026 (D)	800,000	756,192
4.900%, 02/01/2046 (D)	500,000	464,285
Anheuser-Busch InBev Worldwide, Inc. 6.875%, 11/15/2019	460,000	474,100
Campbell Soup Company 4.500%, 02/15/2019	300,000	300,447
Conagra Brands, Inc. 9.750%, 03/01/2021	175,000	196,323
CVS Health Corp. 4.125%, 05/15/2021	60,000	60,708
CVS Pass-Through Trust 8.353%, 07/10/2031 (D)	76,469	92,522
Diageo Capital PLC 4.828%, 07/15/2020	95,000	97,586

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Edgewell Personal Care Company 4.700%, 05/19/2021	$250,000	$246,250
General Mills, Inc. 5.650%, 02/15/2019	315,000	315,780
Kellogg Company 4.150%, 11/15/2019	30,000	30,225
Kraft Heinz Foods Company
3.000%, 06/01/2026	495,000	441,806
3.950%, 07/15/2025	600,000	580,911
6.875%, 01/26/2039	40,000	44,674
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	473,468
4.000%, 03/05/2042	270,000	265,761
5.500%, 01/15/2040	280,000	335,859
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	250,557
4.125%, 05/17/2021 (C)	320,000	326,860
Reynolds American, Inc. 3.250%, 11/01/2022	270,000	261,989
SC Johnson & Son, Inc. 4.000%, 05/15/2043 (D)	250,000	237,453
The Coca-Cola Company 3.150%, 11/15/2020	560,000	563,733
Walgreen Company 5.250%, 01/15/2019	84,000	84,052
		7,426,526
Energy – 2.7%
Anadarko Petroleum Corp. 6.450%, 09/15/2036	280,000	302,687
Apache Corp. 3.625%, 02/01/2021	250,000	249,564
Boardwalk Pipelines LP 4.950%, 12/15/2024	400,000	405,597
BP Capital Markets PLC 2.750%, 05/10/2023 (C)	250,000	242,737
Canadian Natural Resources, Ltd. 6.250%, 03/15/2038	290,000	318,428
Cenovus Energy, Inc. 5.700%, 10/15/2019	15,385	15,660
Chevron Corp.
1.961%, 03/03/2020	850,000	841,384
4.950%, 03/03/2019	90,000	90,283
Devon Energy Corp. 5.000%, 06/15/2045	485,000	430,065
Devon Financing Company LLC 7.875%, 09/30/2031	170,000	206,014
Enbridge Energy Partners LP 9.875%, 03/01/2019	125,000	126,284
Enbridge, Inc.
3.700%, 07/15/2027	400,000	379,071
4.500%, 06/10/2044	400,000	382,735
Encana Corp. 6.500%, 08/15/2034	270,000	285,926
Energy Transfer Operating LP
6.125%, 12/15/2045	350,000	342,681
6.500%, 02/01/2042	50,000	49,959
Ensco PLC 4.700%, 03/15/2021 (C)	360,000	329,400
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	269,934
6.875%, 03/01/2033	130,000	159,432
EOG Resources, Inc. 4.100%, 02/01/2021	300,000	304,356
Exxon Mobil Corp. 2.397%, 03/06/2022	750,000	736,002
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	$700,000	$699,991
6.375%, 03/01/2041	60,000	63,739
6.500%, 09/01/2039	180,000	192,140
9.000%, 02/01/2019	60,000	60,259
Kinder Morgan, Inc. 5.550%, 06/01/2045	375,000	371,840
Magellan Midstream Partners LP 6.550%, 07/15/2019	180,000	182,660
Marathon Oil Corp. 3.850%, 06/01/2025	500,000	469,262
Nexen Energy ULC 6.200%, 07/30/2019	120,000	122,043
Noble Holding International, Ltd. 6.050%, 03/01/2041	50,000	30,750
Occidental Petroleum Corp. 4.100%, 02/01/2021	300,000	305,174
ONEOK Partners LP 6.650%, 10/01/2036	268,000	300,118
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	348,163
5.375%, 01/27/2021	400,000	406,600
Petro-Canada 5.950%, 05/15/2035	235,000	263,804
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	466,000
5.500%, 01/21/2021	320,000	318,643
6.625%, 06/15/2035	230,000	200,790
Shell International Finance BV
4.375%, 05/11/2045	1,000,000	1,029,244
6.375%, 12/15/2038	90,000	114,184
Southern Natural Gas Company LLC 4.400%, 06/15/2021	250,000	253,553
Sunoco Logistics Partners Operations LP 3.450%, 01/15/2023	170,000	164,383
The Williams Companies, Inc.
5.100%, 09/15/2045	400,000	370,024
5.250%, 03/15/2020	400,000	407,789
7.875%, 09/01/2021	190,000	207,482
Tosco Corp. 8.125%, 02/15/2030	383,000	516,103
Total Capital SA
4.125%, 01/28/2021	40,000	40,844
4.250%, 12/15/2021	60,000	61,837
TransCanada PipeLines, Ltd. 5.850%, 03/15/2036	405,000	431,066
Valero Energy Corp. 7.500%, 04/15/2032	270,000	333,236
		15,199,920
Financials – 7.9%
AEGON Funding Company LLC 5.750%, 12/15/2020	165,000	172,609
American Express Company 2.650%, 12/02/2022	345,000	333,735
American International Group, Inc.
4.125%, 02/15/2024	550,000	552,214
6.250%, 05/01/2036	430,000	468,518
Bank of America Corp.
2.625%, 10/19/2020	400,000	395,733
3.300%, 01/11/2023	800,000	787,843
4.450%, 03/03/2026	700,000	692,594
7.750%, 05/14/2038	480,000	621,386
Bank of America Corp. (3.004% to 12-20-22, then 3 month LIBOR + 0.790%) 12/20/2023	386,000	374,751

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028	$1,312,000	$1,226,332
Bank of America Corp. (3.970% to 3-5-28, then 3 month LIBOR + 1.070%) 03/05/2029	500,000	486,308
Bank of America Corp. (4.443% to 1-20-47, then 3 month LIBOR + 1.990%) 01/20/2048	500,000	481,184
Barclays PLC 4.375%, 01/12/2026	500,000	476,729
Berkshire Hathaway Finance Corp. 4.250%, 01/15/2021	60,000	61,541
Berkshire Hathaway, Inc. 3.125%, 03/15/2026	500,000	484,862
Branch Banking & Trust Company 2.850%, 04/01/2021	500,000	495,929
Capital One Bank USA NA 3.375%, 02/15/2023	360,000	347,585
Capital One Financial Corp. 3.200%, 02/05/2025	2,000,000	1,867,884
Citigroup, Inc.
2.350%, 08/02/2021	500,000	485,711
2.400%, 02/18/2020	1,500,000	1,486,201
4.450%, 09/29/2027	500,000	482,122
5.500%, 09/13/2025	400,000	419,939
Citigroup, Inc. (4.281% to 4-24-47, then 3 month LIBOR + 1.839%) 04/24/2048	500,000	462,551
Cooperatieve Rabobank UA 4.500%, 01/11/2021	500,000	511,753
Credit Suisse AG 3.000%, 10/29/2021	750,000	740,457
Credit Suisse Group Funding Guernsey, Ltd.
3.450%, 04/16/2021	575,000	572,913
3.750%, 03/26/2025	250,000	239,164
Discover Financial Services 5.200%, 04/27/2022	120,000	124,486
European Investment Bank
1.750%, 06/17/2019	1,750,000	1,743,655
2.875%, 09/15/2020	700,000	700,913
GE Capital International Funding Company Unlimited Company 4.418%, 11/15/2035	822,000	691,554
HSBC Holdings PLC
2.950%, 05/25/2021	575,000	566,892
6.500%, 09/15/2037	660,000	748,767
HSBC USA, Inc. 2.350%, 03/05/2020	1,000,000	989,780
Inter-American Development Bank
1.875%, 03/15/2021	1,100,000	1,083,612
7.000%, 06/15/2025	325,000	396,490
International Bank for Reconstruction & Development 2.125%, 11/01/2020	1,300,000	1,288,569
JPMorgan Chase & Co.
3.300%, 04/01/2026	700,000	666,965
3.375%, 05/01/2023	500,000	489,036
3.875%, 02/01/2024	1,300,000	1,303,234
4.350%, 08/15/2021	710,000	726,532
6.400%, 05/15/2038	125,000	152,800
JPMorgan Chase & Co. (3.509% to 1-23-28, then 3 month LIBOR + 0.945%) 01/23/2029	500,000	473,568
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
KeyCorp 5.100%, 03/24/2021	$250,000	$259,279
KfW 1.875%, 04/01/2019	1,000,000	998,140
Lincoln National Corp. 7.000%, 06/15/2040	150,000	188,816
MetLife, Inc. 4.600%, 05/13/2046	500,000	499,145
Moody's Corp. 5.500%, 09/01/2020	60,000	62,212
Morgan Stanley
2.650%, 01/27/2020	300,000	297,714
2.800%, 06/16/2020	485,000	481,776
3.700%, 10/23/2024	950,000	934,148
4.100%, 05/22/2023	750,000	751,038
7.300%, 05/13/2019	110,000	111,670
Morgan Stanley (3.772% to 1-24-28, then 3 month LIBOR + 1.140%) 01/24/2029	550,000	526,537
Northern Trust Corp. 3.450%, 11/04/2020	300,000	302,585
PartnerRe Finance B LLC 5.500%, 06/01/2020	60,000	61,663
Prudential Financial, Inc. 5.375%, 06/21/2020	280,000	288,503
Raymond James Financial, Inc. 4.950%, 07/15/2046	600,000	577,201
Reinsurance Group of America, Inc. 5.000%, 06/01/2021	50,000	51,909
State Street Corp. 3.100%, 05/15/2023	250,000	245,642
Stifel Financial Corp. 4.250%, 07/18/2024	500,000	505,602
Sumitomo Mitsui Financial Group, Inc. 3.784%, 03/09/2026	550,000	544,790
The Allstate Corp. 3.280%, 12/15/2026	500,000	490,293
The Bank of New York Mellon Corp. 2.450%, 11/27/2020	450,000	444,676
The Bank of Nova Scotia 2.350%, 10/21/2020	400,000	395,036
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	600,000	584,352
3.500%, 01/23/2025	750,000	711,232
3.625%, 01/22/2023	500,000	492,105
3.750%, 02/25/2026	500,000	473,051
The Hartford Financial Services Group, Inc. 5.950%, 10/15/2036	170,000	192,857
The PNC Financial Services Group, Inc. 6.700%, 06/10/2019	310,000	314,891
The Toronto-Dominion Bank 1.800%, 07/13/2021 (C)	500,000	483,736
The Travelers Companies, Inc.
4.050%, 03/07/2048	300,000	291,213
5.900%, 06/02/2019	310,000	313,868
Thomson Reuters Corp. 4.500%, 05/23/2043	250,000	222,308
Travelers Property Casualty Corp. 7.750%, 04/15/2026	50,000	61,832
U.S. Bancorp 3.000%, 03/15/2022	600,000	596,211
Wells Fargo & Company 5.375%, 02/07/2035	1,500,000	1,649,940

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company, Series M 3.450%, 02/13/2023	$750,000	$734,222
Westpac Banking Corp. 2.000%, 08/19/2021	600,000	580,808
		44,596,402
Health care – 2.3%
Abbott Laboratories
2.950%, 03/15/2025	300,000	288,717
3.750%, 11/30/2026	283,000	279,638
AbbVie, Inc.
2.900%, 11/06/2022	500,000	486,489
3.200%, 05/14/2026	716,000	663,912
4.400%, 11/06/2042	260,000	229,862
Aetna, Inc. 3.500%, 11/15/2024	200,000	193,356
Agilent Technologies, Inc. 3.875%, 07/15/2023	250,000	252,367
Allergan Funding SCS
3.800%, 03/15/2025	861,000	840,888
4.750%, 03/15/2045	321,000	305,112
Amgen, Inc.
4.400%, 05/01/2045	260,000	243,788
4.663%, 06/15/2051	159,000	150,022
5.700%, 02/01/2019	450,000	450,918
Anthem, Inc.
4.101%, 03/01/2028	350,000	343,250
4.650%, 08/15/2044	150,000	144,441
Bayer US Finance II LLC 2.850%, 04/15/2025 (D)	300,000	272,031
Becton, Dickinson and Company 3.250%, 11/12/2020	300,000	298,128
Celgene Corp. 3.875%, 08/15/2025	600,000	577,858
Cigna Corp. 4.000%, 02/15/2022	280,000	282,854
CVS Health Corp. 3.875%, 07/20/2025	650,000	633,708
Express Scripts Holding Company 6.125%, 11/15/2041	330,000	368,852
Gilead Sciences, Inc.
3.650%, 03/01/2026	600,000	588,408
4.500%, 04/01/2021	330,000	339,625
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/2038	210,000	264,143
Humana, Inc. 3.850%, 10/01/2024	350,000	349,689
Johnson & Johnson 5.850%, 07/15/2038	285,000	354,187
Laboratory Corp. of America Holdings 4.625%, 11/15/2020	280,000	285,792
Life Technologies Corp. 5.000%, 01/15/2021	310,000	317,610
Merck & Company, Inc. 2.750%, 02/10/2025	850,000	822,637
Novartis Securities Investment, Ltd. 5.125%, 02/10/2019	80,000	80,161
Pfizer, Inc.
2.750%, 06/03/2026	713,000	677,678
4.400%, 05/15/2044	264,000	275,292
Quest Diagnostics, Inc. 4.700%, 03/30/2045	500,000	478,329
Thermo Fisher Scientific, Inc. 4.150%, 02/01/2024	350,000	354,519
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	50,140
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
UnitedHealth Group, Inc. (continued)
5.800%, 03/15/2036	$300,000	$354,475
		12,898,876
Industrials – 1.6%
3M Company 3.000%, 08/07/2025	330,000	323,223
Baker Hughes, a GE Company, LLC 3.337%, 12/15/2027	500,000	460,320
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	50,408
4.700%, 10/01/2019	250,000	253,050
Canadian Pacific Railway Company 4.450%, 03/15/2023	300,000	312,137
Caterpillar, Inc. 3.400%, 05/15/2024	500,000	502,348
CSX Corp.
3.350%, 11/01/2025	420,000	408,624
3.700%, 10/30/2020	270,000	272,775
Emerson Electric Company
2.625%, 12/01/2021	250,000	246,559
4.875%, 10/15/2019	250,000	253,475
FedEx Corp. 3.875%, 08/01/2042	420,000	349,181
General Electric Company
4.500%, 03/11/2044	500,000	408,288
6.750%, 03/15/2032	66,000	68,837
6.875%, 01/10/2039	168,000	175,900
Ingersoll-Rand Global Holding Company, Ltd. 4.300%, 02/21/2048	600,000	565,077
John Deere Capital Corp. 1.700%, 01/15/2020	550,000	542,790
Norfolk Southern Corp. 4.837%, 10/01/2041	240,000	248,943
Northrop Grumman Corp. 3.500%, 03/15/2021	150,000	151,145
Precision Castparts Corp. 3.250%, 06/15/2025	500,000	491,347
Snap-on, Inc. 6.125%, 09/01/2021	310,000	332,625
The Boeing Company
1.650%, 10/30/2020	438,000	428,531
2.600%, 10/30/2025	438,000	415,757
8.750%, 09/15/2031	90,000	130,709
Union Pacific Corp.
3.250%, 08/15/2025	500,000	484,615
3.799%, 10/01/2051	313,000	265,884
4.000%, 02/01/2021	280,000	284,546
4.050%, 11/15/2045	500,000	455,848
United Technologies Corp. 6.125%, 07/15/2038	225,000	258,059
		9,141,001
Information technology – 2.5%
Alphabet, Inc. 3.625%, 05/19/2021	320,000	326,420
Apple, Inc.
2.400%, 05/03/2023	800,000	773,497
2.450%, 08/04/2026	1,060,000	980,208
3.250%, 02/23/2026	500,000	488,304
Applied Materials, Inc.
2.625%, 10/01/2020	470,000	466,237
3.900%, 10/01/2025	470,000	473,176
5.100%, 10/01/2035	470,000	500,675
Automatic Data Processing, Inc. 3.375%, 09/15/2025	752,000	746,254

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Baidu, Inc.
3.000%, 06/30/2020 (C)	$250,000	$248,780
4.125%, 06/30/2025 (C)	250,000	246,639
Cisco Systems, Inc. 5.900%, 02/15/2039	80,000	98,803
Fiserv, Inc. 2.700%, 06/01/2020	250,000	248,105
HP, Inc. 3.750%, 12/01/2020	49,000	49,576
IBM Corp.
3.450%, 02/19/2026	1,115,000	1,084,964
4.000%, 06/20/2042	210,000	190,922
5.600%, 11/30/2039	21,000	23,303
Intel Corp. 2.700%, 12/15/2022	690,000	679,588
Leidos Holdings, Inc. 4.450%, 12/01/2020	300,000	297,750
Microsoft Corp.
2.000%, 11/03/2020	438,000	433,242
3.125%, 11/03/2025	438,000	433,409
3.750%, 05/01/2043	500,000	483,275
4.250%, 02/06/2047	600,000	630,778
4.450%, 11/03/2045	438,000	465,210
Oracle Corp.
2.400%, 09/15/2023	435,000	417,413
2.650%, 07/15/2026	310,000	287,447
2.950%, 05/15/2025	550,000	526,556
4.125%, 05/15/2045	500,000	475,620
QUALCOMM, Inc. 3.450%, 05/20/2025	500,000	481,279
Visa, Inc.
2.200%, 12/14/2020	463,000	457,876
3.150%, 12/14/2025	463,000	455,206
4.300%, 12/14/2045	463,000	481,724
Xerox Corp. 6.750%, 12/15/2039	60,000	47,092
		13,999,328
Materials – 0.9%
Agrium, Inc. 6.750%, 01/15/2019	350,000	350,391
E.I. du Pont de Nemours & Company 3.625%, 01/15/2021	180,000	182,040
Freeport-McMoRan, Inc. 3.875%, 03/15/2023	500,000	462,500
International Paper Company 5.000%, 09/15/2035	500,000	490,047
Newmont Mining Corp. 4.875%, 03/15/2042	270,000	255,791
Potash Corp. of Saskatchewan, Inc. 5.625%, 12/01/2040	150,000	157,280
PPG Industries, Inc. 3.600%, 11/15/2020	300,000	302,495
Praxair, Inc. 2.450%, 02/15/2022	240,000	235,426
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	121,157
Rio Tinto Finance USA PLC 4.750%, 03/22/2042	270,000	280,852
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	485,000	486,231
5.200%, 11/02/2040	250,000	275,865
Teck Resources, Ltd.
4.500%, 01/15/2021	17,000	16,958
6.250%, 07/15/2041	270,000	255,825
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
The Dow Chemical Company
4.375%, 11/15/2042	$590,000	$518,396
9.400%, 05/15/2039	130,000	188,213
Vale Overseas, Ltd. 6.875%, 11/10/2039	350,000	404,250
		4,983,717
Real estate – 0.6%
American Tower Corp. 5.000%, 02/15/2024	500,000	517,184
Boston Properties LP 4.125%, 05/15/2021	300,000	304,055
Crown Castle International Corp. 3.700%, 06/15/2026	400,000	381,773
Essex Portfolio LP 5.200%, 03/15/2021	60,000	61,875
HCP, Inc. 3.875%, 08/15/2024	400,000	393,634
Simon Property Group LP
3.375%, 06/15/2027	500,000	478,110
3.500%, 09/01/2025	441,500	432,583
SL Green Operating Partnership LP 3.250%, 10/15/2022	500,000	483,074
Welltower, Inc. 4.950%, 01/15/2021	320,000	327,562
Weyerhaeuser Company 4.700%, 03/15/2021	150,000	153,715
		3,533,565
Utilities – 1.6%
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	499,928
6.125%, 04/01/2036	436,000	520,596
CenterPoint Energy Resources Corp. 4.500%, 01/15/2021	246,000	250,937
Dominion Energy, Inc.
3.900%, 10/01/2025	242,000	241,216
5.200%, 08/15/2019	110,000	111,208
Duke Energy Carolinas LLC 6.000%, 01/15/2038	200,000	242,845
Duke Energy Corp.
3.750%, 04/15/2024	500,000	500,757
4.800%, 12/15/2045	500,000	509,929
Entergy Corp. 5.125%, 09/15/2020	310,000	316,342
Entergy Texas, Inc. 7.125%, 02/01/2019	50,000	50,138
Exelon Corp.
3.400%, 04/15/2026	542,000	515,550
5.150%, 12/01/2020	310,000	316,784
Exelon Generation Company LLC 6.250%, 10/01/2039	160,000	167,029
Florida Power & Light Company 5.650%, 02/01/2037	290,000	343,303
Georgia Power Company 5.950%, 02/01/2039	335,000	390,105
Hydro-Quebec 8.400%, 01/15/2022	250,000	287,839
Indiana Michigan Power Company 6.050%, 03/15/2037	187,000	218,510
Oncor Electric Delivery Company LLC 7.500%, 09/01/2038	188,000	263,130
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	57,163
6.050%, 03/01/2034	454,000	421,140
PacifiCorp 6.000%, 01/15/2039	335,000	402,636

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Pennsylvania Electric Company 5.200%, 04/01/2020	$300,000	$307,463
PPL Capital Funding, Inc. 3.400%, 06/01/2023	250,000	247,325
PPL WEM, Ltd. 5.375%, 05/01/2021 (D)	60,000	61,952
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	310,811
7.050%, 03/15/2019	50,000	50,378
Public Service Electric & Gas Company 3.000%, 05/15/2025	250,000	244,549
San Diego Gas & Electric Company 6.125%, 09/15/2037	202,000	239,908
Southern California Edison Company 5.350%, 07/15/2035	130,000	136,343
The Southern Company 3.250%, 07/01/2026	572,000	536,097
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	50,188
8.875%, 11/15/2038	190,000	286,954
		9,099,053
TOTAL CORPORATE BONDS (Cost $138,109,440)		$141,595,847
MUNICIPAL BONDS – 0.8%
Bay Area Toll Authority (California) 6.907%, 10/01/2050	50,000	71,073
Illinois State Toll Highway Authority 6.184%, 01/01/2034	150,000	188,244
Maryland State Transportation Authority 5.888%, 07/01/2043	60,000	75,092
Metropolitan Washington Airports Authority Dulles Toll Road 7.462%, 10/01/2046	40,000	57,456
New Jersey Turnpike Authority 7.102%, 01/01/2041	90,000	122,946
New York State Dormitory Authority 5.628%, 03/15/2039	340,000	403,634
New York State Urban Development Corp. 5.770%, 03/15/2039	300,000	344,616
North Carolina Turnpike Authority
6.700%, 01/01/2039	35,000	35,000
6.700%, 01/01/2039	25,000	25,082
State of California
7.300%, 10/01/2039	400,000	549,088
7.500%, 04/01/2034	80,000	109,018
State of Illinois, GO
5.100%, 06/01/2033	115,000	109,644
7.350%, 07/01/2035	280,000	310,360
State of Texas 5.517%, 04/01/2039	260,000	322,759
State of Utah
3.539%, 07/01/2025	390,000	399,344
4.554%, 07/01/2024	260,000	274,001
State of Washington 5.481%, 08/01/2039	260,000	309,514
Texas Transportation Commission State Highway Fund 5.178%, 04/01/2030	310,000	352,132
University of California 5.770%, 05/15/2043	320,000	385,027
TOTAL MUNICIPAL BONDS (Cost $3,855,459)		$4,444,030
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.8%
Commercial and residential – 2.1%
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class A4 3.705%, 09/15/2048	$145,000	$146,592
BANK Series 2017-BNK6, Class A4 3.254%, 07/15/2060	2,000,000	1,942,669
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3, 2.822%, 10/15/2045	490,106	482,233
Series 2012-CR5, Class A4, 2.771%, 12/10/2045	179,000	175,729
Series 2014-CR14, Class A3, 3.955%, 02/10/2047	1,000,000	1,028,744
Series 2014-CR21, Class A3, 3.528%, 12/10/2047	700,000	703,091
GS Mortgage Securities Trust
Series 2016-GS4, Class A3, 3.178%, 11/10/2049	3,000,000	2,915,005
Series 2017-GS5, Class A3, 3.409%, 03/10/2050	3,000,000	2,947,191
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A4 4.133%, 08/15/2046 (E)	400,000	412,286
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, 12/15/2046	500,000	517,031
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, 02/15/2046	240,000	236,507
Morgan Stanley Capital I Trust Series 2011-C1, Class A4 5.033%, 09/15/2047 (D)(E)	173,255	177,616
		11,684,694
U.S. Government Agency – 0.7%
Federal Home Loan Mortgage Corp.
Series K005, Class A2, 4.317%, 11/25/2019	700,000	705,326
Series K013, Class A2, 3.974%, 01/25/2021 (E)	700,000	711,366
Series K041, Class A2, 3.171%, 10/25/2024	700,000	704,398
Series K047, Class A2, 3.329%, 05/25/2025 (E)	700,000	709,520
Series K050, Class A2, 3.334%, 08/25/2025 (E)	700,000	709,435
Series K712, Class A2, 1.869%, 11/25/2019	600,408	595,374
		4,135,419
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,620,377)		$15,820,113
SECURITIES LENDING COLLATERAL – 0.5%
John Hancock Collateral Trust, 2.4078% (F)(G)	293,633	2,937,267
TOTAL SECURITIES LENDING COLLATERAL (Cost $2,937,326)		$2,937,267

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 8.2%
Money market funds – 8.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (F)	46,466,145	$46,466,145
TOTAL SHORT-TERM INVESTMENTS (Cost $46,466,145)		$46,466,145
Total Investments (Total Bond Market Trust) (Cost $614,365,461) – 108.4%		$612,725,729
Other assets and liabilities, net – (8.4%)		(47,680,315)
TOTAL NET ASSETS – 100.0%		$565,045,414
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
GO	General Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-18.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 17.1%
U.S. Government – 14.3%
U.S. Treasury Notes
1.125%, 02/28/2019	$9,000,000	$8,981,869
1.500%, 01/31/2019 to 10/31/2019	25,000,000	24,853,255
		33,835,124
U.S. Government Agency – 2.8%
Federal Home Loan Mortgage Corp.
2.238%, (12 month LIBOR + 1.642%), 09/01/2043 (A)	1,252,786	1,257,725
3.967%, (12 month LIBOR + 1.617%), 05/01/2037 (A)	155,719	162,425
4.015%, (6 month LIBOR + 1.515%), 12/01/2035 (A)	110,036	111,773
4.065%, (6 month LIBOR + 1.565%), 12/01/2036 (A)	25,033	25,761
4.118%, (12 month LIBOR + 1.651%), 02/01/2036 (A)	137,847	143,437
4.132%, (1 Year CMT + 2.105%), 12/01/2035 (A)	210,653	220,923
4.197%, (12 month LIBOR + 1.447%), 06/01/2036 (A)	89,882	92,889
4.215%, (1 Year CMT + 2.231%), 05/01/2034 (A)	210,618	221,362
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
4.233%, (1 Year CMT + 2.165%), 11/01/2036 (A)	$196,644	$204,611
4.545%, (1 Year CMT + 2.295%), 08/01/2035 (A)	191,495	198,668
Federal National Mortgage Association
3.779%, (12 month LIBOR + 1.295%), 10/01/2038 (A)	117,939	122,137
3.939%, (1 Year CMT + 2.195%), 02/01/2035 (A)	436,333	456,429
3.994%, (6 month LIBOR + 1.486%), 10/01/2035 (A)	288,071	295,726
4.034%, (6 month LIBOR + 1.535%), 02/01/2035 (A)	196,642	202,198
4.038%, (1 Year CMT + 2.187%), 05/01/2036 (A)	480,827	506,628
4.067%, (12 month LIBOR + 1.440%), 04/01/2035 (A)	717,404	735,043
4.084%, (12 month LIBOR + 1.586%), 07/01/2035 (A)	400,595	415,997
4.119%, (1 Year CMT + 2.333%), 05/01/2034 (A)	130,788	138,281
4.236%, (1 Year CMT + 2.177%), 01/01/2036 (A)	247,554	260,552
4.318%, (1 Year CMT + 2.273%), 07/01/2035 (A)	221,138	230,361
4.425%, (1 Year CMT + 2.206%), 01/01/2036 (A)	112,610	118,579
Government National Mortgage Association 3.750%, (1 Year CMT + 1.500%), 08/20/2032 to 08/20/2035 (A)	465,600	477,190
		6,598,695
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $40,521,337)		$40,433,819
CORPORATE BONDS – 58.5%
Communication services – 2.2%
Charter Communications Operating LLC 3.579%, 07/23/2020	2,000,000	1,997,517
NBCUniversal Media LLC 5.150%, 04/30/2020	3,000,000	3,079,432
		5,076,949
Consumer discretionary – 6.7%
BMW US Capital LLC 3.100%, 04/12/2021 (B)	3,000,000	2,970,844
Daimler Finance North America LLC 2.850%, 01/06/2022 (B)	2,000,000	1,953,452
Ford Motor Credit Company LLC 2.021%, 05/03/2019	3,000,000	2,987,884
General Motors Financial Company, Inc. 3.500%, 07/10/2019	2,000,000	1,999,688
Nissan Motor Acceptance Corp. 2.550%, 03/08/2021 (B)	3,000,000	2,915,404
Toyota Motor Credit Corp. 1.700%, 02/19/2019	3,000,000	2,994,266
		15,821,538
Consumer staples – 2.1%
Altria Group, Inc. 2.625%, 01/14/2020	3,000,000	2,972,229

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Kraft Heinz Foods Company 2.800%, 07/02/2020	$2,000,000	$1,982,348
		4,954,577
Energy – 2.2%
Colonial Pipeline Company 3.500%, 10/15/2020 (B)	1,000,000	1,001,636
Kinder Morgan, Inc. 6.500%, 09/15/2020	1,190,000	1,246,467
Schlumberger Holdings Corp. 3.000%, 12/21/2020 (B)	3,000,000	2,973,384
		5,221,487
Financials – 27.2%
AIA Group, Ltd. 2.250%, 03/11/2019 (B)	2,000,000	1,996,302
American Express Credit Corp. 2.375%, 05/26/2020	2,000,000	1,978,733
Ameriprise Financial, Inc. 5.300%, 03/15/2020	3,000,000	3,075,906
Bank of America Corp. 5.625%, 07/01/2020	2,000,000	2,067,239
BB&T Corp. 2.450%, 01/15/2020	2,000,000	1,985,823
BNP Paribas SA 2.450%, 03/17/2019	2,000,000	1,997,685
Citibank NA (3 month LIBOR + 0.350%) 2.968%, 02/12/2021 (A)	610,000	603,532
Citigroup, Inc. (3 month LIBOR + 1.310%) 3.818%, 10/26/2020 (A)	695,000	700,065
Citizens Bank NA 2.250%, 03/02/2020	3,000,000	2,967,515
Cooperatieve Rabobank UA 3.125%, 04/26/2021	3,000,000	2,988,912
Discover Bank 3.100%, 06/04/2020	2,000,000	1,986,006
FS KKR Capital Corp. 4.000%, 07/15/2019	160,000	159,821
HSBC USA, Inc. 2.250%, 06/23/2019	2,500,000	2,490,020
ING Bank NV 2.300%, 03/22/2019 (B)	2,000,000	1,997,217
JPMorgan Chase & Co. (3 month LIBOR + 1.100%) 3.866%, 06/07/2021 (A)	822,000	827,623
JPMorgan Chase Bank NA (3 month LIBOR + 0.290%) 2.831%, 02/01/2021 (A)	750,000	744,648
Lincoln National Corp. 6.250%, 02/15/2020	2,010,000	2,074,376
Lloyds Banking Group PLC 3.000%, 01/11/2022	2,000,000	1,934,672
MassMutual Global Funding II 2.000%, 04/15/2021 (B)	2,000,000	1,947,251
Mitsubishi UFJ Financial Group, Inc. (3 month LIBOR + 1.880%) 4.618%, 03/01/2021 (A)(C)	2,246,000	2,300,611
Morgan Stanley 5.625%, 09/23/2019	2,057,000	2,087,475
MUFG Union Bank NA 2.250%, 05/06/2019	1,250,000	1,246,006
National Australia Bank, Ltd. 2.000%, 01/14/2019	2,000,000	1,999,422
National Rural Utilities Cooperative Finance Corp. 2.900%, 03/15/2021	2,000,000	1,990,823
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
PNC Bank NA 2.200%, 01/28/2019	$2,500,000	$2,498,730
Santander UK PLC 2.500%, 03/14/2019	2,000,000	1,997,776
Standard Chartered PLC 2.400%, 09/08/2019 (B)	1,645,000	1,634,334
Sumitomo Mitsui Banking Corp. 2.450%, 01/10/2019	2,000,000	1,999,722
Sumitomo Mitsui Trust Bank, Ltd. 1.950%, 09/19/2019 (B)	2,000,000	1,982,263
The Bank of New York Mellon Corp. 2.300%, 09/11/2019	2,000,000	1,989,635
The Goldman Sachs Group, Inc. 5.750%, 01/24/2022	2,000,000	2,093,981
UBS AG 2.375%, 08/14/2019	3,000,000	2,987,883
Wells Fargo & Company 2.500%, 03/04/2021	3,000,000	2,951,732
		64,283,739
Health care – 5.8%
Amgen, Inc. 1.900%, 05/10/2019	3,000,000	2,987,470
Anthem, Inc. 2.500%, 11/21/2020	3,000,000	2,958,206
Baxalta, Inc. 2.875%, 06/23/2020	596,000	590,583
CVS Health Corp. (3 month LIBOR + 0.720%) 3.487%, 03/09/2021 (A)	3,000,000	2,975,815
McKesson Corp. 2.284%, 03/15/2019	2,769,000	2,763,270
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/2019	1,446,000	1,423,571
		13,698,915
Industrials – 3.6%
AerCap Ireland Capital DAC 4.250%, 07/01/2020	2,000,000	2,004,445
Caterpillar Financial Services Corp. 2.100%, 01/10/2020	2,000,000	1,980,256
General Electric Company 4.625%, 01/07/2021	2,000,000	2,005,101
Penske Truck Leasing Company LP 2.500%, 06/15/2019 (B)	2,615,000	2,602,625
		8,592,427
Information technology – 4.4%
Apple, Inc. 1.700%, 02/22/2019	3,000,000	2,994,494
Dell International LLC 3.480%, 06/01/2019 (B)	2,000,000	1,994,096
IBM Corp. 1.800%, 05/17/2019	3,000,000	2,987,323
NetApp, Inc. 2.000%, 09/27/2019	345,000	341,219
VMware, Inc. 2.300%, 08/21/2020	2,000,000	1,958,577
		10,275,709
Materials – 2.0%
Georgia-Pacific LLC 5.400%, 11/01/2020 (B)	2,000,000	2,071,956
The Sherwin-Williams Company 7.250%, 06/15/2019	2,500,000	2,543,801
		4,615,757

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate – 1.5%
American Tower Corp. 3.400%, 02/15/2019	$1,515,000	$1,515,856
Simon Property Group LP 4.375%, 03/01/2021	2,000,000	2,042,026
		3,557,882
Utilities – 0.8%
Emera US Finance LP 2.150%, 06/15/2019	2,000,000	1,983,656
TOTAL CORPORATE BONDS (Cost $138,467,150)		$138,082,636
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
U.S. Government Agency – 0.5%
Federal National Mortgage Association Series 2013-10, Class FT (1 month LIBOR + 0.350%) 2.856%, 04/25/2042 (A)	1,117,390	1,115,148
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,119,835)		$1,115,148
ASSET BACKED SECURITIES – 14.1%
Ally Auto Receivables Trust
Series 2015-1, Class A4 1.750%, 05/15/2020	882,415	881,945
Series 2017-3, Class A3 1.740%, 09/15/2021	1,320,000	1,307,636
BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/2022	3,000,000	2,964,249
BMW Vehicle Owner Trust Series 2016-A, Class A3 1.160%, 11/25/2020	566,606	562,925
CarMax Auto Owner Trust
Series 2016-1, Class A4 1.880%, 06/15/2021	2,140,000	2,116,927
Series 2016-2, Class A3 1.520%, 02/16/2021	901,486	896,006
Series 2017-3, Class A2A 1.640%, 09/15/2020	872,089	869,818
Chase Issuance Trust Series 2012-A4, Class A4 1.580%, 08/15/2021	3,000,000	2,975,605
Citibank Credit Card Issuance Trust Series 2014-A6, Class A6 2.150%, 07/15/2021	3,000,000	2,987,647
Discover Card Execution Note Trust Series 2012-A6, Class A6 1.670%, 01/18/2022	3,000,000	2,980,604
Enterprise Fleet Financing LLC Series 2018-3, Class A2 3.380%, 05/20/2024 (B)	313,000	313,964
Ford Credit Auto Owner Trust
Series 2015-1, Class A 2.120%, 07/15/2026 (B)	3,000,000	2,969,357
Series 2016-A, Class A4 1.600%, 06/15/2021	635,000	629,166
Series 2018-B, Class A3 3.240%, 04/15/2023	332,000	333,723
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.160%, 09/15/2022	700,000	689,641
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.560%, 09/15/2020	$794,695	$791,705
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4 1.460%, 12/15/2022	3,000,000	2,935,907
Nissan Auto Receivables Owner Trust Series 2015-A, Class A4 1.500%, 09/15/2021	1,618,417	1,611,656
Toyota Auto Receivables Owner Trust Series 2016-A, Class A3 1.250%, 03/16/2020	478,149	476,650
USAA Auto Owner Trust Series 2017-1, Class A4 1.880%, 09/15/2022	3,355,000	3,302,415
World Omni Auto Receivables Trust Series 2018-D, Class A3 3.330%, 04/15/2024	650,000	657,362
TOTAL ASSET BACKED SECURITIES (Cost $33,310,146)		$33,254,908
SECURITIES LENDING COLLATERAL – 0.5%
John Hancock Collateral Trust, 2.4078% (D)(E)	132,459	1,325,013
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,324,934)		$1,325,013
SHORT-TERM INVESTMENTS – 15.8%
U.S. Government – 6.3%
U.S. Treasury Bill 2.355%, 02/07/2019 *	$15,000,000	14,964,675
U.S. Government Agency – 8.9%
Federal Agricultural Mortgage Corp. Discount Note 2.150%, 01/02/2019 *	4,400,000	4,400,000
Federal Home Loan Bank Discount Note 2.150%, 01/02/2019 *	16,496,000	16,496,000
		20,896,000
Money market funds – 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (D)	1,413,267	1,413,267
TOTAL SHORT-TERM INVESTMENTS (Cost $37,272,709)		$37,273,942
Total Investments (Ultra Short Term Bond Trust) (Cost $252,016,111) – 106.5%		$251,485,466
Other assets and liabilities, net – (6.5%)		(15,373,334)
TOTAL NET ASSETS – 100.0%		$236,112,132
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $31,324,085 or 13.3% of the fund's net assets as of 12-31-18.
(C)	All or a portion of this security is on loan as of 12-31-18.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2018 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The accompanying notes are an integral part of the financial statements.	105

Information Control Center
P.O. Box 772
Boston, MA 02117-0772

PRESORTED
STANDARD
U.S. POSTAGE
PAID
Newark, NJ
Permit No. 6757

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer***

* Member of the Audit Committee
† Non-Independent Trustee
\# Effective 6-19-18
** Effective 9-13-18

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/18
2/19

1115017: 1218

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth – Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Share Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust and Utilities Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of each of the funds listed in the table below (thirty nine of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods listed in the table below (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the	Statement of	Statements of	Financial
John Hancock Variable	operations	changes in net	Highlights
Insurance Trust		assets
500 Index Trust	For the year	For the years	For each of the five
American Asset Allocation Trust	ended	ended	years in the period
American Global Growth Trust	December 31,	December 31,	ended December
American Growth Trust	2018	2018 and 2017	31, 2018
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Trust
Health Sciences Trust

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

International Equity Index Trust
International Growth Stock Trust
International Small Company Trust
International Value Trust
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Mutual Shares Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Equity Allocation Trust
Total Stock Market Index Trust
Utilities Trust
Emerging Markets Value Trust	For the year	For the years	For each of the
	ended	ended	periods indicated
	December 31,	December 31,	therein
	2018	2018 and 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts
February 26, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of each of the funds listed in the table below (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods listed in the table below (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the	Statement of	Statements of	Financial
John Hancock Variable	operations	changes in net	Highlights
Insurance Trust		assets
Active Bond Trust	For the year	For the years	For each of the five
Core Bond Trust	ended	ended	years in the period
Global Bond Trust	December 31,	December 31,	ended December
High Yield Trust	2018	2018 and 2017	31, 2018
Investment Quality Bond Trust
Select Bond Trust
Short Term Government Income Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Ultra Short Term Bond Trust
Money Market Trust	For the year	For the years	For each of the
	ended	ended	periods indicated
	December 31,	December 31,	therein
	2018	2018 and 2017

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts
February 26, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 22, 2019

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 22, 2019